UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04146
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JOHN HANCOCK VARIABLE INSURANCE TRUST
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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 BERKELEY STREET, BOSTON, MA 02116
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: 12/31
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Date of reporting period: 12/31/19
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared three annual reports to shareholders for the year ended December 31, 2019. The first report applies to 37 of the Registrant’s portfolios, the second report applies to 11 of the Registrant’s portfolios and the third report applies to 5 of the Registrant’s portfolios.

John Hancock

John Hancock

Variable Insurance Trust

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications, if available, electronically by calling John Hancock at 800-827-4546 (John Hancock Life Insurance) or 800-344-1029 (John Hancock Variable Annuities) or if your policy is held through another insurance company, please contact that company.

You may elect to receive all reports in paper, free of charge, at any time. You can inform your insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock or your financial intermediary or insurance company.

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Annual Report

December 31, 2019

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3
Shareholder expense example	41
Summary portfolio of investments (See below for each portfolio’s page #)	47
Statements of assets and liabilities	85
Statements of operations	95
Statements of changes in net assets	105
Financial highlights	112
Notes to financial statements	130
Report of independent registered public accounting firm	178
Special shareholder meeting	179
Trustees and officers information	180
For more information	183

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
500 Index Trust	4	47
American Asset Allocation Trust	5	48
American Global Growth Trust	6	48
American Growth Trust	7	48
American Growth-Income Trust	8	48
American International Trust	9	48
Blue Chip Growth Trust	10	48
Capital Appreciation Trust	11	49
Capital Appreciation Value Trust	12	50
Emerging Markets Value Trust	13	55
Equity Income Trust	14	56
Financial Industries Trust	15	57
Fundamental All Cap Core Trust	16	59
Fundamental Large Cap Value Trust	17	60
Global Trust	18	61
Health Sciences Trust	19	62
International Equity Index Trust	20	63
International Small Company Trust	21	65
International Value Trust	22	66
Lifestyle Aggressive Portfolio	23	67
Lifestyle Balanced Portfolio	24	68
Lifestyle Conservative Portfolio	25	68
Lifestyle Growth Portfolio	26	68
Lifestyle Moderate Portfolio	27	69
Mid Cap Index Trust	28	69
Mid Cap Stock Trust	29	70
Mid Value Trust	30	71
Mutual Shares Trust	31	72
Real Estate Securities Trust	32	74
Science & Technology Trust	33	74
Small Cap Index Trust	34	75
Small Cap Opportunities Trust	35	76
Small Cap Stock Trust	36	77
Small Cap Value Trust	37	79
Small Company Value Trust	38	80
Strategic Equity Allocation Trust	39	80
Total Stock Market Index Trust	40	82

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each portfolio of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the portfolio, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the portfolio. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized blended benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided portfolio manager commentary regarding each portfolio’s performance during the year ended December 31, 2019. The views expressed are those of the portfolio managers as of December 31, 2019, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, S&P 500, and S&P MidCap 400 Index are trademarks of The McGraw-Hill Companies, Inc. Russell 1000, Russell 2000, Russell 3000, and Russell Midcap are trademarks of Frank Russell Company. Wilshire 5000 is a trademark of Wilshire Associates. MSCI Europe, Australasia, and the Far East, EAFE, and MSCI are trademarks of MSCI. Bloomberg Barclays is a registered trademark of Bloomberg LP. Lipper is a registered trademark of Reuters S.A. None of the trusts is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the trust.

500 Index Trust

Subadvisor: Manulife Investment Management (North America) Limited
Portfolio Managers: Brett Hryb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) at the time of investment in (a) as a group, common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the Subadvisor believes as a group will behave in a manner similar to the S&P 500 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	22.5
Health care	13.8
Financials	12.5
Communication services	10.1
Consumer discretionary	9.5
Industrials	8.8
Consumer staples	7.0
Energy	4.2
Utilities	3.2
Real estate	2.8
Materials	2.6
Short-term investments and other	3.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, 500 Index Trust Series NAV shares returned 31.16% and the S&P 500 Index returned 31.49%.

Environment  >  It was a banner year for U.S. equities, with the S&P 500 Index (“S&P 500”) rallying from a weak fourth quarter in 2018 and registering its best annual performance since 2013, generating 31.49% on a total return basis during the period.

After suffering some of the largest quarterly declines since 2011 in the final quarter of 2018, North American and global equity markets rallied sharply during the first quarter, with the S&P 500 posting its biggest gain since 2009 and its best start to a year since 1998. By the second quarter, most equity markets were solidly in positive territory, for the second quarter and on a year-to-date basis. While headlines are still being consumed by markets, it appears as though trade talks between the U.S. and China have restarted and that further tariffs on Chinese goods may be on hold for the moment.

North American equity markets continued to advance during the third quarter, in spite of increased volatility surrounding a number of the higher-profile themes permeating in the market during the quarter, including the increase in U.S.-China trade tensions.

The S&P 500 ended 2019 with gains in 11 of the final 12 weeks of the year, as some of the main geopolitical uncertainties clouding markets became clearer, including a thawing of U.S.-China trade tensions and a Brexit situation moving toward resolution.

Several factors helped drive equities and bond yields higher in the final quarter of 2019, with the U.S. and eurozone manufacturing indicators improving, service sector business surveys picking up and jobs creation posting healthy figures. Significant political risks were avoided, but perhaps only for the time being.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
500 Index Trust Series I2	31.05%	11.36%	13.25%	71.25%	247.02%
500 Index Trust Series II2	30.83%	11.14%	13.09%	69.54%	242.16%
500 Index Trust Series NAV	31.16%	11.41%	13.29%	71.66%	248.30%
S&P 500 Index[3,4]	31.49%	11.70%	13.56%	73.86%	256.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.
3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.55%, 0.75% and 0.50%, respectively, and the net expenses are 0.30%, 0.50% and 0.25%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

American Asset Allocation Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, David A. Daigle, Peter Eliot, Jeffrey T. Lager, Jin Lee, James R. Mulally, John R. Queen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The trust invests all of its assets in Class 1 shares of its master fund, Asset Allocation FundSM, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds, and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by a nationally recognized statistical rating organization designated by the master fund’s investment advisor or unrated but determined to be of equivalent quality by the master fund’s investment advisor).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Common stocks	65.1
U.S. Government & Agency obligations	11.8
Corporate bonds	10.3
Collateralized mortgage obligations	6.8
Asset backed securities	0.5
Foreign government obligations	0.1
Municipal bonds	0.1
Short-term investments and other	5.3

*	The weightings represent the holdings of the American Asset Allocation Fund, a series of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, American Asset Allocation Trust Series II shares returned 20.67% and a blend of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index returned 22.18%.

Environment  >  U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Investments in the financials sector — one of the portfolio’s largest sector holdings — contributed to the portfolio’s relative returns. Within financials, Arch Capital Group, and Berkshire Hathaway boosted results, as the companies had returns that outpaced the general market. On the downside, health care stock AbbVie detracted from relative returns as its best-selling drug Humira faced generic competition. Another drag on relative results was Apple — a stock the portfolio didn’t own — as it proved to be one of the strongest performers for the year. The portfolio’s fixed income investments somewhat detracted from relative returns due to duration positioning and security selection.

The portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The portfolio’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I	20.78%	7.93%	9.52%	46.48%	148.33%
American Asset Allocation Trust Series II	20.67%	7.81%	9.38%	45.67%	145.22%
American Asset Allocation Trust Series III	21.16%	8.30%	9.91%	48.98%	157.33%
S&P 500 Index[2,5]	31.49%	11.70%	13.56%	73.86%	256.66%
Bloomberg Barclays U.S. Aggregate Bond Index[3,5]	8.72%	3.05%	3.75%	16.20%	44.45%
Blended Index[4,5]	22.18%	8.37%	9.77%	49.48%	153.98%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
4	The blended index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series III shares the gross expenses are 0.92%, 1.07% and 0.57%, respectively, and the net expenses are 0.91%, 1.06% and 0.56%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

American Global Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Patrice Collette, Paul Flynn, Jonathan Knowles

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, Global Growth FundSM, a series of American Funds Insurance Series. Global Growth Fund invests primarily in common stocks of companies located around the world that the advisor believes have potential for growth. As a fund that seeks to invest globally, Global Growth Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, Global Growth Fund seeks to invest at least 30% of its net assets in issuers outside the United States. Although the master fund focuses on investments in medium to larger capitalization companies, the master fund’s investments are not limited to a particular capitalization size.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	29.6
Consumer discretionary	17.9
Health care	12.1
Financials	10.3
Consumer staples	8.1
Communication services	7.9
Industrials	7.8
Materials	2.7
Energy	2.0
Utilities	0.1
Short-term investments and other	1.5

*	The weightings represent the holdings of the American Global Growth Fund, a series of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, American Global Growth Trust Series II shares returned 34.66% and the MSCI AC World Index returned 26.60%.

Environment  >  Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The portfolio’s higher-than-index position relative to the top performing information technology sector as well as individual stock selection in that sector boosted the portfolio’s returns compared with the index. The portfolio’s relative weightings in ASML Holding NV and Taiwan Semiconductor Manufacturing Co., Ltd. benefitted the portfolio as both outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Alibaba Group also helped the portfolio’s relative returns, as its returns outpaced the market.

The biggest drag on relative results was Apple — a stock the portfolio didn’t own — as it proved to be one of the strongest performers for the year.

On a geographic basis, stocks of companies domiciled in the Netherlands and Taiwan were additive to results while a lower concentration in Canada detracted.

The portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
American Global Growth Trust Series I2	34.71%	11.32%	10.70%	70.91%	176.36%
American Global Growth Trust Series II	34.66%	11.22%	10.58%	70.16%	173.41%
American Global Growth Trust Series III	35.17%	11.70%	11.10%	73.91%	186.55%
MSCI AC World Index[3,5]	26.60%	8.41%	8.79%	49.73%	132.17%
Lipper Global Fund Index[4,5]	24.33%	7.69%	8.39%	44.86%	123.84%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	Series I shares were first offered on November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of Global Growth Fund, a series of American Funds Insurance Series and the master fund in which American Global Growth Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.
3	The MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global developed and emerging markets.
4	The Lipper Global Fund Index consists of the 30 largest funds in the Lipper peer category that invest at least 25% of their portfolio in securities traded outside of the U.S. and may own U.S. securities as well.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series III shares the gross expenses are 1.19%, 1.34% and 0.84%, respectively, and the net expenses are 1.18%, 1.33% and 0.83%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

American Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Mark L. Casey, Michael T. Kerr, Anne-Marie Peterson, Andraz Razen, Alan J. Wilson

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, Growth FundSM, a series of American Funds Insurance Series. Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	25.2
Communication services	18.2
Health care	16.7
Consumer discretionary	11.3
Financials	8.5
Industrials	6.4
Materials	2.8
Consumer staples	2.7
Energy	2.5
Real estate	1.7
Utilities	0.3
Short-term investments and other	3.7

*	The weightings represent the holdings of the American Growth Fund, a series of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, American Growth Trust Series II shares returned 30.20% and the S&P 500 Index returned 31.49%.

Environment  >  U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Companies in the communication services sector contributed to relative results, led by Facebook, which was boosted by strong user and revenue growth. Investments in the consumer discretionary and health care sectors detracted from the portfolio’s relative results. The portfolio’s top detractor to relative returns was information technology company Apple. The portfolio had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year.

Although U.S. economic growth remained solid, the portfolio managers are keeping a close watch on near-term economic indicators, such as wage growth, monetary policy and trade relations. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad near-term economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I	30.30%	13.96%	13.56%	92.17%	256.81%
American Growth Trust Series II	30.20%	13.87%	13.44%	91.47%	252.93%
American Growth Trust Series III	30.80%	14.37%	13.97%	95.68%	269.68%
S&P 500 Index[2,3]	31.49%	11.70%	13.56%	73.86%	256.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series III shares the gross expenses are 0.97%, 1.12% and 0.62%, respectively, and the net expenses are 0.96%, 1.11% and 0.61%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

American Growth-Income Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: J. Blair Frank, Claudia P. Huntington, S. Keiko McKibben, Donald D. O’Neal, William L. Robbins, Dylan Yolles

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital and income. The trust invests all of its assets in Class 1 shares of its master fund, Growth-Income FundSM, a series of American Funds Insurance Series. Growth-Income Fund invests primarily in common stocks or other securities that Growth-Income Fund’s investment advisor believes demonstrate the potential for appreciation and/or dividends. Although Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. Growth-Income Fund is designed for investors seeking both capital appreciation and income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Health care	16.4
Information technology	15.2
Communication services	12.0
Financials	10.9
Industrials	10.6
Consumer staples	7.1
Energy	6.9
Consumer discretionary	5.1
Materials	4.8
Real estate	3.2
Utilities	2.4
Short-term investments and other	5.4

*	The weightings represent the holdings of the American Growth-Income Fund, a series of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, American Growth-Income Trust Series II shares returned 25.64% and the S&P 500 Index returned 31.49%.

Environment  >  U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Regarding the portfolio, investments in the industrials sector contributed the most to the portfolio’s relative returns. Among industrials, aircraft component manufacturer TransDigm Group added the most to the portfolio’s relative results. On the downside, the portfolio’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the portfolio’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.

The portfolio managers continue to look for compelling investment opportunities, buying stocks they believe represent the best value over the long term.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I	25.70%	11.01%	12.16%	68.57%	214.91%
American Growth-Income Trust Series II	25.64%	10.91%	12.02%	67.83%	211.07%
American Growth-Income Trust Series III	26.16%	11.40%	12.55%	71.58%	226.04%
S&P 500 Index[2,3]	31.49%	11.70%	13.56%	73.86%	256.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series III shares the gross expenses are 0.91%, 1.06% and 0.56%, respectively, and the net expenses are 0.90%, 1.05% and 0.55%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

American International Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: L. Alfonso Barroso, Sung Lee, Jesper Lyckeus, Renaud H. Samyn, Christopher M. Thomsen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, International FundSM, a series of American Funds Insurance Series. International Fund invests primarily in common stocks of companies located outside the United States including in companies domiciled in developing countries, that its advisor believes have the potential for growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	16.9
Consumer discretionary	14.0
Industrials	13.8
Health care	13.4
Information technology	7.2
Materials	6.7
Consumer staples	6.7
Communication services	4.9
Energy	4.9
Utilities	3.6
Real estate	2.2
Short-term investments and other	5.7

*	The weightings represent the holdings of the American International Fund, a series of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, American International Trust Series II shares returned 22.27% and the MSCI AC World ex U.S. Index returned 21.51%.

Environment  >  Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Information technology stocks posted the highest returns. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Investments in the communication services and financials sectors boosted relative returns with Amsterdam-based Altice Europe among the top contributors thanks to better than expected growth. One of the biggest detractors to relative returns was health-care sector stock Teva Pharmaceutical, whose stock price suffered amid continued opioid litigation.

The portfolio managers continue to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities in particular within those regions, countries and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
American International Trust Series I	22.40%	6.48%	5.63%	36.87%	73.01%
American International Trust Series II	22.27%	6.33%	5.49%	35.94%	70.59%
American International Trust Series III	22.89%	6.84%	6.00%	39.22%	79.15%
MSCI AC World ex US Index[2,3]	21.51%	5.51%	4.97%	30.73%	62.36%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The MSCI AC World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets, excluding the United States of America.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series III shares the gross expenses are 1.16%, 1.31% and 0.81%, respectively, and the net expenses are 1.15%, 1.30% and 0.80%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Blue Chip Growth Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital with current income as a second objective. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large and medium-sized blue chip growth companies that, in the Subadvisor’s view, are well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	33.3
Consumer discretionary	20.9
Communication services	17.9
Health care	15.6
Industrials	6.1
Financials	4.4
Materials	0.7
Energy	0.3
Utilities	0.3
Short-term investments and other	0.5

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2019, Blue Chip Growth Trust Series I shares returned 29.80% and the S&P 500 Index returned 31.49%.

Environment  >  U.S. stocks surged in 2019, with several major indexes hitting all-time highs in the second half of the year. The U.S. Federal Reserve’s (Fed) decision to keep rates steady in the first half of the year and then reduce them three times starting in July was a major driver of market performance. Trade discussions between the U.S. and China also drove market sentiment. Speculation arose numerous times during the year that the two countries were “close” to reaching an agreement, though occasional tensions seemed to reduce its likelihood.

Industrials and business services was the largest detractor from relative results, driven primarily by security selection. Shares of Boeing sold off following the tragic events that were linked to a design flaw in the 737 MAX and were dragged lower by a series of negative news events during the investigation and an ongoing recertification process that has taken longer than expected. Financials also held back relative performance, primarily due to adverse security selection. Shares of TD Ameritrade Holding underperformed over the past year due to unfavorable interest rate cuts by the Fed and fee pressure among online brokers that eventually led the company to drop its trading commissions to zero.

An overweight exposure to the health care sector hindered relative performance, while stock selection had a positive impact. Within the sector, shares of Cigna detracted the most. In contrast, energy was the primary contributor among sectors, due to a significant underweight position. A below-benchmark exposure to the consumer staples sector also boosted relative returns.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	29.80%	15.09%	15.81%	101.95%	333.96%
Blue Chip Growth Trust Series II	29.53%	14.86%	15.58%	99.88%	325.42%
Blue Chip Growth Trust Series NAV	29.83%	15.15%	15.87%	102.41%	336.15%
S&P 500 Index[2,4]	31.49%	11.70%	13.56%	73.86%	256.66%
Russell 1000 Growth Index[3,4]	36.39%	14.63%	15.22%	97.90%	312.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
3	The Russell 1000 Growth Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a higher-than-average growth orientation.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.84%, 1.04% and 0.79%, respectively, and the net expenses are 0.83%, 1.03% and 0.78%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Capital Appreciation Trust

Subadvisor: Jennison Associates LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros (Sig) Segalas

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 65% of the trust’s total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the Subadvisor believes to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	40.4
Consumer discretionary	22.1
Communication services	13.5
Health care	11.1
Industrials	5.7
Consumer staples	4.0
Financials	2.2
Short-term investments and other	1.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Capital Appreciation Trust Series I Shares returned 32.89% and the Russell 1000 Growth Index returned 36.39%.

Environment  >  Markets were volatile in 2019, unsettled by US-China trade discord; softening economic growth in the US, Europe, and China; and geopolitical uncertainty. US economic activity showed signs of tempering. Modest wage gains and positive consumption indicated a still-healthy consumer. Markets responded favorably as the federal funds rate was lowered three times to 1.50%–1.75%.

Information technology holdings rose significantly but lagged the benchmark sector’s gain. Underweight positions in the strong performing holdings of Apple, Inc. and Microsoft Corp. detracted from relative performance. Apple’s strength reflects the proliferation of the iOS platform across the mobile phone and personal device landscape. In 2020, a potentially robust product cycle incorporates 5G wireless standards. Microsoft offers cloud-based applications and services that are creating fundamental changes in the way businesses operate. Salesforce.com, Inc. also detracted.

Communications services positions likewise rose strongly but not enough to keep pace with the sector; even Alphabet, Inc.’s 29% advance lagged.

In industrials, The Boeing Company was hurt by the grounding and production suspension of the 737 Max 8 jet. Recertification is taking longer than expected, but once the issues are resolved, Boeing’s brand, market position, order backlog, and balance sheet should come to the fore.

In health care, Sage Therapeutics (sold during the year) fell on disappointing data from a clinical trial of a drug in treating major depression.

Consumer discretionary positions were strong contributors to performance. Alibaba Group Holding, Ltd. is benefitting from revenue synergies of its various segments, laying the groundwork for strong, durable top-line growth. Lululemon Athletica, Inc.’s new products, integrated marketing, and online sales momentum are driving customer traffic, sales conversion, and comparable store sales.

Stock selection was beneficial in consumer staples, where The Estee Lauder Companies, Inc. has enhanced its brand portfolio with complementary acquisitions and subsequent brand development. Costco Wholesale Corp.’s consistent stream of membership fee income allows for low prices and broad product selection, leading to high inventory turnover.

In financials, S&P Global Inc. is benefiting from debt market development abroad, disintermediation of securities markets, and passive investing.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Trust Series I	32.89%	14.69%	14.52%	98.45%	288.10%
Capital Appreciation Trust Series II	32.65%	14.45%	14.29%	96.34%	280.21%
Capital Appreciation Trust Series NAV	32.88%	14.73%	14.57%	98.76%	289.62%
Russell 1000 Growth Index[2,3]	36.39%	14.63%	15.22%	97.90%	312.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.80%, 1.00% and 0.75%, respectively, and the net expenses are 0.79%, 0.99% and 0.74%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Capital Appreciation Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the trust’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures, and options. The trust may invest up to 20% of its total assets in foreign securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Common stocks	63.7
Corporate bonds	15.4
Preferred securities	5.4
Term loans	3.7
Asset backed securities	0.4
Short-term investments and other	11.4

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2019, Capital Appreciation Value Trust Series I shares returned 24.31% and the S&P 500 Index returned 31.49%.

Environment  >  U.S. stocks surged in 2019, as equities bounced back strongly from deep losses in the fourth quarter of 2018, with several major indexes hitting new all-time highs in the latter part of the year. A major driver of U.S. market performance was that the U.S. Federal Reserve — instead of continuing to raise short-term interest rates in 2019 — decided to keep rates steady in the first half of the year but then reduced rates three times starting in late July as a “midcycle adjustment” of its monetary policy. U.S.-China trade discussions were another major driver of market sentiment in 2019. The information technology, communication services, and financials sectors were the strongest performers, while energy and health care were the main laggards.

Overall, given we are late in an economic cycle and markets are pricing in quite a lot of good news, we are defensively positioned and believe there is potential for significant downside risk. We remain focused on identifying high-quality businesses with strong and/or improving fundamentals that we believe will be solid performers across a variety of market environments.

Our overall fixed income weight declined from the prior year, as we eliminated our position in U.S. Treasuries on strength. Our largest exposure in fixed income remains in high yield, where we are focused on short-duration and/or idiosyncratic issues.

Within equities, information technology hampered relative performance, due to stock picks such as Maxim Integrated Products, although a beneficial overweight partially offset the negative impact. Despite delivering a strong double-digit return, the analog semiconductor company trailed the broader information technology sector on soft demand in its industrial segment — including in China — and slower auto sales. No other sector detracted from relative returns.

Conversely, financials aided relative performance, due to stock selection. S&P Global — which provides credit ratings, benchmarks, analytics, and data platforms related to the capital and commodities markets — outperformed during the year amid strong corporate debt issuance and a healthy equity market backdrop. Health care also contributed to relative results due to stock choices such as Danaher, although a detrimental overweight exposure partially tempered the gains.

During the 12-month period, the covered call strategy slightly detracted from performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Value Trust Series I	24.31%	10.34%	11.69%	63.58%	202.07%
Capital Appreciation Value Trust Series II	24.10%	10.12%	11.46%	61.91%	196.05%
Capital Appreciation Value Trust Series NAV	24.44%	10.39%	11.74%	63.90%	203.56%
S&P 500 Index[2,4]	31.49%	11.70%	13.56%	73.86%	256.66%
Blended Index[3,4]	22.18%	8.37%	9.77%	49.48%	153.98%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
3	The blended index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.92%, 1.12% and 0.87%, respectively, and the net expenses are 0.91%, 1.11% and 0.86%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Emerging Markets Value Trust

Subadvisor: Dimensional Fund Advisors, LP
Portfolio Managers: Jed S. Fogdall, Mary T. Phillips, CFA, Bhanu P. Singh

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Subadvisor.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	29.2
Energy	15.8
Materials	15.5
Industrials	8.5
Information technology	7.7
Consumer discretionary	7.1
Real estate	5.0
Communication services	4.8
Consumer staples	2.1
Health care	1.6
Utilities	1.5
Short-term investments and other	1.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Emerging Markets Value Trust Series NAV shares returned 10.89% and the MSCI Emerging Markets Index returned 18.44%.

Environment  >  In US dollar terms, emerging markets had positive performance for the year but trailed both the US and developed ex US markets. The MSCI Emerging Markets IMI (net dividends) returned +18.44%, as compared to +31.02% for the Russell 3000 Index and +22.91% for the MSCI World ex USA IMI (net dividends).

Some emerging markets currencies, such as the Russian ruble and the Egyptian pound, appreciated relative to the US dollar, while others, such as the Turkish lira and the Chilean peso, depreciated. In aggregate, currency movements had limited overall impact on the US dollar-denominated returns of emerging markets.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, small caps (MSCI Emerging Markets Small Cap Index, net dividends) underperformed large caps (MSCI Emerging Markets Index, net dividends). Mid caps (MSCI Emerging Markets Mid Cap Index, net dividends), a subset of the MSCI Emerging Markets Index universe, outperformed small caps and underperformed large caps.

Along the relative price dimension, large cap value stocks (MSCI Emerging Markets Value Index, net dividends) underperformed large cap growth stocks (MSCI Emerging Markets Growth Index, net dividends), and small cap value stocks (MSCI Emerging Markets Small Cap Value Index, net dividends) underperformed small cap growth stocks (MSCI Emerging Markets Small Cap Growth Index, net dividends).

It is important to consider the interactions between size, value, and profitability when reviewing the performance of the dimensions. Among large and small caps, stocks with higher profitability outperformed stocks with lower profitability.

With low relative price (value) stocks underperforming high relative price (growth) stocks for the year, the portfolio’s focus on value stocks was the primary driver of underperformance relative to the MSCI Emerging Markets Index (net dividends). The portfolio’s inclusion of small cap stocks also detracted from performance relative to the index (which is composed primarily of large and mid caps), as small caps underperformed large caps. At the country level, the portfolio’s lesser allocation to Russia had a negative impact on relative performance, as Russia outperformed the overall index. Conversely, the portfolio’s exclusions of Argentina, Qatar, Saudi Arabia, and the UAE contributed positively to relative performance, as these countries underperformed the overall index.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Emerging Markets Value Trust Series I	10.94%	3.97%	1.68%	21.46%	18.17%
Emerging Markets Value Trust Series II2	10.71%	3.78%	1.62%	20.36%	17.40%
Emerging Markets Value Trust Series NAV	10.89%	4.00%	1.73%	21.68%	18.68%
MSCI Emerging Markets Index[3,4]	18.44%	5.61%	3.68%	31.39%	43.51%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	Series II shares were first offered on May 27, 2015. The performance shown links the performance of Series NAV Shares, which have lower expenses than Series II Shares. Had the performance prior to May 27, 2015 reflected Series II expenses, performance would be lower.
3	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 1.10%, 1.30% and 1.05%, respectively, and the net expenses are 1.09%, 1.29% and 1.04%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Equity Income Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: John D. Linehan

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide substantial dividend income and also long-term growth of capital. The trust invests at least 80% of its total net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	23.6
Health care	13.3
Industrials	11.9
Energy	8.8
Utilities	8.4
Information technology	8.0
Consumer staples	8.0
Communication services	6.1
Materials	4.4
Real estate	3.5
Consumer discretionary	2.4
Short-term investments and other	1.6

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2019, Equity Income Trust Series I shares returned 26.34% and the Russell 1000 Value Index returned 26.54%.

Environment  >  The Russell 1000 Value Index posted positive returns during the one-year period ended December 31, 2019. Large-cap shares outperformed their smaller peers. As measured by various Russell indices, growth stocks soundly outperformed value across all market capitalizations. Within the Russell 1000 Value Index, all sectors posted double-digit returns. Information technology advanced the most, followed by industrials and business services and financials, while energy and health care relatively lagged.

Consumer staples was the primary relative contributor for the period, due to stock selection. Shares of Tyson Foods, Inc. continued to benefit from the ongoing effects of African swine fever, causing global protein prices to rise in the wake of the outbreak, and the reopening of the Chinese market to U.S. poultry sales later in the year.

Stock choices in the information technology sector also added value to relative performance. Our position in Qualcomm, Inc. benefited as a result of the chip manufacturer reaching a multibillion-dollar settlement with Apple, Inc. in the second quarter, followed by a strong revenue beat later in the year. In energy, stock choices boosted relative returns, led by holdings in TC Energy Corp.

Conversely, stock selection in the communication services sector detracted from relative performance. Shares of Telefonica SA underperformed during the year resulting from structural foreign exchange risk pertaining to Argentina and Great Britain and less than favorable performance of the broader Spanish telecommunications sector due to an increasingly competitive landscape. Materials also hindered relative performance, due to stock choices. Shares of DuPont de Nemours, Inc. traded lower as a result of falling commodity chemical input prices, slowing demand in end markets, and the announced merger of DuPont’s Nutrition & Biosciences segment with International Flavors & Fragrances via a Reverse Morris Trust.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Equity Income Trust Series I	26.34%	8.09%	10.70%	47.58%	176.40%
Equity Income Trust Series II	26.17%	7.89%	10.49%	46.21%	171.13%
Equity Income Trust Series NAV	26.47%	8.16%	10.77%	48.02%	178.09%
Russell 1000 Value Index[2,4]	26.54%	8.29%	11.80%	48.90%	205.05%
S&P 500 Index[3,4]	31.49%	11.70%	13.56%	73.86%	256.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a less-than-average growth orientation.
3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.79%, 0.99% and 0.74%, respectively, and the net expenses are 0.78%, 0.98% and 0.73%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Financial Industries Trust

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Susan A. Curry, Ryan Lentell, CFA, Lisa A. Welch. Effective June 1, 2020, Lisa A. Welch will no longer serve as a portfolio manager of the portfolio.

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that are principally engaged in financial services.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Composition*	% of Total
Banks	45.0
Insurance	17.3
Capital markets	9.3
IT services	7.7
Diversified financial services	6.3
Equity real estate investment trusts	6.1
Consumer finance	3.5
Thrifts and mortgage finance	1.4
Real estate management and development	0.7
Short-term investments and other	2.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Financial Industries Trust Series I shares returned 31.79% and the S&P 500 Financials Index returned 32.13%.

Environment  >  The actions taken by the U.S. Federal Reserve (Fed) in 2019 had significant effects. At the beginning of the year, the Fed was expected to increase short-term interest rates several times. By the summer, changes in macroeconomic conditions and expected inflation caused the Fed to cut interest rates three times in the year. At its December meeting, the Fed indicated no further interest rate cuts were needed.

Trade negotiations between China and the U.S. caused market volatility throughout the year amid concerns that an ongoing dispute could negatively affect the economy. In December, a “phase-one” trade deal materialized.

The portfolio’s stock selection in capital markets contributed to performance, as the portfolio avoided most of the underperforming traditional asset managers in favor of the better-performing alternative asset managers. Individual contributors included Voya Financial, Inc. The portfolio’s stock selection in and underweight allocation to the diversified financial services sub-sector also contributed. All three of the portfolio alternative asset managers, Ares Management Corp. The Blackstone Group, Inc. and KKR & Company, Inc., performed well. Specialty insurance company Kinsale Capital Group, Inc. gained as it showed good pricing power and posted strong results most of the year.

The portfolio’s stock selection in the consumer finance industry detracted from performance as the portfolio missed out on the strong performance of benchmark holdings Capital One Financial Corp. and Synchrony Financial. The portfolio’s overweight position and stock selection in banks also detracted. Bank holdings in Europe detracted as the languishing economy and low interest rate environment hampered performance. Both of the portfolio’s Spanish bank holdings performed poorly owing to weak economic conditions, although fundamentals for both companies remained decent. Individual detractors included the portfolio’s underweight positions in JPMorgan Chase & Co., Bank of America Corp. and Citigroup, Inc.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Financial Industries Trust Series I	31.79%	8.59%	9.91%	50.98%	157.19%
Financial Industries Trust Series II	31.51%	8.38%	9.69%	49.51%	152.15%
Financial Industries Trust Series NAV	31.71%	8.64%	9.95%	51.32%	158.19%
S&P 500 Financials Index[2,5]	32.13%	11.17%	12.26%	69.78%	217.77%
S&P 500 Index[3,5]	31.49%	11.70%	13.56%	73.86%	256.66%
Lipper Financial Services Index[4,5]	29.07%	9.17%	10.79%	55.06%	178.58%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.
3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
4	The Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.89%, 1.09% and 0.84%, respectively, and the net expenses are 0.88%, 1.08% and 0.83%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Fundamental All Cap Core Trust

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Emory (Sandy) Sanders, CFA, Jonathan White, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks seek long-term growth of capital. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Consumer discretionary	21.2
Financials	19.0
Communication services	16.9
Information technology	14.8
Industrials	7.1
Energy	6.3
Health care	5.6
Consumer staples	4.9
Real estate	3.5
Short-term investments and other	0.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Fundamental All Cap Core Trust Series I shares returned 36.45% and the Russell 3000 Index returned 31.02%.

Environment  >  In 2019, the U.S. stock market posted its strongest annual gain since 2013, benefiting as reductions in U.S. interest rates and signs of progress in trade talks with China led to better-than-expected U.S. economic data and corporate earnings growth. Within the benchmark, the information technology sector had an outstanding year. Most other sectors also saw strong gains, although the energy sector lagged due to depressed commodity prices.

Security selection in the consumer discretionary and financials sectors contributed to the portfolio’s relative performance. In the consumer discretionary sector, standouts included a large overweight position in mattress company Tempur Sealy International, Inc., which rallied sharply, thanks to strong demand for its new product line and a new contract with Mattress Firm, the largest U.S. mattress retailer.

Financials sector stocks benefited from receding recession fears. Top contributors included diversified financial company Citigroup, Inc., a sizable overweight buoyed by revenue growth in its consumer and investment banking businesses as well as share buybacks. Elsewhere, in the communication services sector, social media giant Facebook, Inc. closed out the calendar year with a strong gain as it continued to take share from traditional media and recover meaningfully from the regulatory strains that began in 2018.

Conversely, underexposure to the information technology sector and an overweight in the Energy sector hindered relative performance. Individual detractors included natural gas (“LNG”) exporter Chenière Energy, Inc., which saw its stock decline amid concern over new supply coming online and weak spot LNG pricing expectations. Additionally, as we did not establish a stake in software giant Microsoft Corp. until this summer, we missed out on the steady contributions from the company’s core Windows franchise and outsized growth in its Azure cloud-computing platform which drove the stock higher this past year. Lastly, in the communication services sector, an overweight in online car retailer CarGurus, Inc. hurt, as concern about increased competition kept a lid on the stock’s return.

We remain focused on bottom-up security selection that targets what we view as competitively advantaged businesses with sustained cash flows and attractive valuations. The portfolio continues to be balanced across companies driven by cyclical (or economically sensitive), secular and stable growth characteristics, with sizable overweights at period-end in the financials, consumer discretionary and communication services sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Fundamental All Cap Core Trust Series I	36.45%	11.26%	13.91%	70.50%	267.66%
Fundamental All Cap Core Trust Series II	36.18%	11.04%	13.67%	68.82%	260.12%
Fundamental All Cap Core Trust Series NAV	36.58%	11.32%	13.96%	70.97%	269.43%
Russell 3000 Index[2,3]	31.02%	11.24%	13.42%	70.35%	252.15%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.76%, 0.96% and 0.71%, respectively, and the net expenses are 0.75%, 0.95% and 0.70%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Fundamental Large Cap Value Trust

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Nicholas Renart, Emory (Sandy) Sanders, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation. Under normal market conditions, the trust invests at least 80% of its net assets in equity securities of large-capitalization companies. The trust considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. Equity securities include common, convertible and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	28.2
Health care	15.7
Information technology	14.6
Industrials	9.5
Energy	8.8
Communication services	7.6
Consumer staples	7.5
Consumer discretionary	6.8
Materials	1.2
Short-term investments and other	0.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Fundamental Large Cap Value Trust Series I shares returned 35.85% and the Russell 1000 Value Index returned 26.54%.

Environment  >  In 2019, the U.S. stock market posted its strongest annual gain since 2013, benefiting as reductions in U.S. interest rates and progress in trade talks with China led to better-than-expected U.S. economic data and corporate earnings growth. Within the Russell 1000 Value Index, the information technology, industrials and financials sectors posted outsized gains. Conversely, the energy sector lagged due to depressed commodity prices.

Security selection in the financials and consumer discretionary sectors helped the portfolio outpace the Russell 1000 Value Index. Stock picks in the health care sector, positioning in the information technology and industrials sectors, and investment choices in the energy and industrials sectors also were additive. Top individual contributors included consumer technology leader Apple, Inc. and software giant Microsoft Corp., stocks that surged but were not in the index at period end. Apple benefited from growing enthusiasm for its refreshed product line-up, improvement in wearable trends and strength in its software ecosystem. Microsoft saw steady contributions from its core Windows franchise and outsized growth in its Azure cloud-computing platform. Elsewhere, diversified financial company Citigroup, Inc., an overweight, gained from revenue growth in its consumer and investment banking businesses, share buybacks and better-than-expected economic growth.

Conversely, security selection in the consumer staples and communication services sectors nicked relative performance. Individual detractors included biopharmaceutical company Biogen, Inc., which was pressured by news in March that it was halting clinical trials of aducanumab, a new treatment for Alzheimer’s disease. We eliminated Biogen from the portfolio shortly after a rebound driven by news the company planned to renew its bid for regulatory approval as we viewed probability of success as relatively low. Exposure to energy services company National Oilwell Varco, Inc. hurt, as low energy prices depressed its earnings outlook. We exited the position before period end. Lastly, shares of networking hardware company Cisco Systems, Inc. detracted, as the shift to cloud computing and macroeconomic uncertainty weighed on the company’s earnings outlook. Cisco was not in the index at period end. We remain focused on bottom-up security selection targeting what we view as competitively advantaged large-cap businesses with sustained cash flows and discounted valuations. At period end, the portfolio maintained overweights in the information technology, financials, and healthcare sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Fundamental Large Cap Value Series I	35.85%	7.60%	11.75%	44.20%	203.64%
Fundamental Large Cap Value Series II	35.59%	7.38%	11.51%	42.74%	197.30%
Fundamental Large Cap Value Series NAV	35.97%	7.66%	11.81%	44.61%	205.23%
Russell 1000 Value Index[2,3]	26.54%	8.29%	11.80%	48.90%	205.05%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index with a less-than-average growth orientation.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.75%, 0.95% and 0.70%, respectively, and the net expenses are 0.74%, 0.94% and 0.69%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Global Trust

Subadvisor: Templeton Global Advisors Limited
Portfolio Managers: Herbert J. Arnett, Jr., Heather Arnold, CFA, Norman J. Boersma, CFA, Antonio T. Docal, Peter M. Moeschter. Effective January 1, 2020, Norman J. Boersma and Heather Arnold will no longer serve as portfolio managers.

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	19.0
Health care	17.9
Communication services	12.2
Consumer staples	10.1
Energy	8.5
Industrials	7.3
Consumer discretionary	5.0
Information technology	4.5
Utilities	3.4
Real estate	2.5
Materials	1.8
Short-term investments and other	7.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Global Trust Series I shares returned 16.04% and the MSCI World Index returned 27.67%.

Environment  >  The portfolio posted double-digit percentage absolute gains but underperformed its benchmark in 2019, a year that experienced the biggest relative underperformance of value stocks versus growth stocks since the technology, media and telecommunications bubble two decades ago.

Stock selection and an overweighting resulted in Communication Services being the most significant sector detractor from relative performance during the year. Shares of Luxembourg-based satellite operator SES SA (SES) was the portfolio’s biggest relative detractor, as its stock price declined due to a regulatory ruling that is expected to impact an upcoming spectrum auction. We remain constructive on the stock given its strong balance sheet, healthy dividend yield and our expectation of renewed growth in SES’s core business. Elsewhere in the sector, Chinese telecommunication companies China Telecom Corp. and China Mobile Ltd. (not parts of the index) both fell to their lowest share price levels in over a decade amid concerns about elevated 5G capital expenditures. We continue to believe these stocks offer undemanding valuations, attractive dividend yields and solid competitive positions in a secular growth market.

Other key detractors from relative performance include stock selection and an underweighting in the information technology (IT) sector and an overweighting and stock selection in the energy sector. There were no IT stocks among the portfolio’s 10 biggest relative detractors. Two of the biggest relative detractors during the period were from the energy sector: Hong Kong-listed oil and gas firm Kunlun Energy Company Ltd. (not part of the index) and U.K.-based integrated energy firm BP PLC. Kunlun Energy’s shares declined due to investor concerns about government-led energy reforms. BP reported higher oil and gas production but disappointed investors hoping for a dividend increase.

The company has made solid progress selling assets to shore up its balance sheet and, in our view, could potentially benefit from firmer oil prices and rising production following years of investment.

Conversely, stock selection and an underweighting in materials benefited relative performance during the year, with Canadian mining firm Wheaton Precious Metals Corp. being the sector’s top performer. Anticipating an eventual move higher in gold prices given record-high debt levels, historically low interest rates, escalating geopolitical turmoil and renewed central bank buying, we have maintained a modest precious metals allocation as a portfolio hedge and diversifier.

We recognize the inconsistencies and challenges facing the global financial system and are constructing high-quality, high-conviction portfolios to manage risks and capitalize on evolving opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Global Trust Series I	16.04%	3.86%	6.64%	20.83%	90.26%
Global Trust Series II	15.83%	3.65%	6.43%	19.64%	86.46%
Global Trust Series NAV	16.06%	3.90%	6.69%	21.09%	91.10%
MSCI World Index[2,3]	27.67%	8.74%	9.47%	52.03%	147.12%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.97%, 1.17% and 0.92%, respectively, and the net expenses are 0.94%, 1.14% and 0.89%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Health Sciences Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Ziad Bakri

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Composition*	% of Total
Biotechnology	35.1
Health care equipment and supplies	24.0
Health care providers and services	15.8
Pharmaceuticals	14.9
Life sciences tools and services	8.6
Industrial conglomerates	0.4
Specialty retail	0.3
Health care technology	0.3
Software	0.1
Short-term investments and other	0.5

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2019, Health Sciences Trust Series I shares returned 28.68%, the S&P 500 Index returned 31.49%, and the Lipper Health/Biotechnology Index returned 27.59%.

Environment  >  U.S. stocks surged in 2019, with several major indexes hitting all-time highs in the second half of the year. The U.S. Federal Reserve’s decision to keep rates steady in the first half of the year and then reduce them three times starting in July was a major driver of market performance. Trade discussions between the U.S. and China also drove market sentiment. Speculation arose numerous times during the year that the two countries were “close” to reaching an agreement, though occasional tensions seemed to reduce its likelihood.

The biotechnology sector contributed the most to relative results, due to stock selection. Kodiak Sciences, Inc. is focused on the development of novel biologics for the treatment of chronic, highly prevalent retinal diseases such as wet age-related macular degeneration, retinal vein occlusion, and diabetic macular edema. Shares traded sharply higher in December after the company announced a royalty sale on KSI-301, the firm’s biopolymer conjugated anti-VEGF therapy. Stock selection and a favorable overweight within life sciences was another source of relative strength. Shares of Thermo Fisher Scientific, Inc. moved higher throughout the period as the company benefited from steady growth in biopharma spending, stable demand from academic and government customers, and recent acquisitions that helped expand its product offerings. We continue to like the company for its industry-leading position and strong execution, as well as management’s history of strong capital deployment decisions. No other sector contributed to relative performance.

On the flip side, the services industry detracted from relative performance, due to adverse stock selection, led by UnitedHealth Group, Inc. Furthermore, despite favorable security selection, the pharmaceuticals industry weighed on relative performance due to an unfavorable allocation.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Health Sciences Trust Series I	28.68%	10.73%	18.79%	66.49%	459.70%
Health Sciences Trust Series II	28.40%	10.52%	18.56%	64.86%	448.74%
Health Sciences Trust Series NAV	28.67%	10.79%	18.86%	66.89%	462.71%
S&P 500 Index[2,4]	31.49%	11.70%	13.56%	73.86%	256.66%
Lipper Health/Biotechnology Index[3,4]	27.59%	9.67%	16.86%	58.66%	375.09%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
3	The Lipper Health/Biotechnology Index consists of the 30 largest funds in the Lipper peer category that invest in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 1.16%, 1.36% and 1.11%, respectively, and the net expenses are 1.15%, 1.35% and 1.10%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

International Equity Index Trust

Subadvisor: SSGA Funds Management, Inc.
Portfolio Managers: Thomas Coleman, CFA, Karl Schneider, CAIA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The trust invests at least 80% of its assets in securities listed in the MSCI All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	20.6
Industrials	12.0
Consumer discretionary	11.9
Consumer staples	9.4
Information technology	9.3
Health care	8.8
Materials	7.1
Energy	6.6
Communication services	6.6
Utilities	3.4
Real estate	3.2
Short-term investments and other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, International Equity Index Trust Series NAV shares returned 21.44% and the MSCI AC World ex U.S. Index returned 21.51%.

Environment  >  The portfolio had positive performance in 2019. The portfolio’s performance was driven by progress on US and China trade relations, accommodative monetary policy and progress in the UK regarding Brexit. In the first calendar quarter of 2019, positive factors such as optimism about progress in trade talks between the US and China, a strong earnings season, an accommodative Fed and a deal to temporarily reopen the US government helped performance and offset negative factors such as geopolitical tensions between India and Pakistan, Brexit and slowing economic growth.

The second quarter of the reporting period also had positive performance driven by dovish comments from central banks, a trade deal between the US and Mexico, and strong earnings data and despite concerns about global trade, Brexit and tensions with Iran. Performance in the third quarter was negative on the back of weak macroeconomic data, escalating trade hostilities between the US and China, unrest in the Middle East and a strong dollar. Performance in the fourth quarter was positive and driven by a partial trade agreement between the US and China, a new Brexit deal between the UK and EU, a strong earnings season and interest rate cuts in the US despite geopolitical concerns like North Korea’s test-firing of ballistic missiles and China threatening to retaliate against the US for supporting Hong Kong protesters.

On an individual security level, the top positive contributors to the portfolio’s performance during the Reporting Period were Alibaba Group Holding, Ltd., Nestle S.A. and Taiwan Semiconductor Manufacturing Company, Ltd. The top negative contributors to the portfolio’s performance during the Reporting Period were Nokia OYJ, Baidu, Inc. and Swedbank AB.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust Series I2	21.37%	5.46%	4.86%	30.44%	60.80%
International Equity Index Trust Series II2	21.11%	5.24%	4.71%	29.09%	58.47%
International Equity Index Trust Series NAV	21.44%	5.51%	4.90%	30.78%	61.34%
MSCI AC World ex U.S. Index[3,4]	21.51%	5.51%	4.97%	30.73%	62.36%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.
3	The MSCI AC World ex U.S. Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.66%, 0.86% and 0.61%, respectively, and the net expenses are 0.39%, 0.59% and 0.34%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

International Small Company Trust

Subadvisor: Dimensional Fund Advisors LP
Portfolio Managers: Jed S. Fogdall, Arun Keswani, CFA, Mary T. Phillips, CFA, Bhanu P. Singh

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies. The trust will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Industrials	24.5
Consumer discretionary	14.0
Financials	11.7
Materials	11.0
Information technology	10.0
Real estate	5.5
Consumer staples	5.5
Health care	4.6
Communication services	4.5
Energy	4.2
Utilities	3.4
Short-term investments and other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, International Small Company Trust Series NAV shares returned 22.70% and the MSCI World ex U.S. Small Cap Index returned 25.41%.

Environment  >  In US dollar terms, developed ex US markets had positive performance for the year, trailing the US market but outperforming emerging markets. The MSCI World ex USA IMI (net dividends) returned +22.91%, as compared to +31.02% for the Russell 3000 Index and +18.44% for the MSCI Emerging Markets IMI (net dividends). Some developed ex US market currencies, such as the Canadian dollar and the Israeli new shekel, appreciated relative to the US dollar, while others, such as the Swedish krona and the Danish krone, depreciated. In aggregate, currency movements had limited overall impact on the US dollar-denominated returns of the developed ex US market.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, small caps (MSCI World ex USA Small Cap Index, net dividends) outperformed large caps (MSCI World ex USA Index, net dividends). Mid caps (MSCI World ex USA Mid Cap Index, net dividends), a subset of the MSCI World ex USA Index universe, underperformed small caps and outperformed large caps.

Along the relative price dimension, large cap value stocks (MSCI World ex USA Value Index, net dividends) underperformed large cap growth stocks (MSCI World ex USA Growth Index, net dividends), and small cap value stocks (MSCI World ex USA Small Cap Value Index, net dividends) underperformed small cap growth stocks (MSCI World ex USA Small Cap Growth Index, net dividends).

It is important to consider the interactions between size, value, and profitability when reviewing the performance of the dimensions. Among large and small caps, stocks with higher profitability outperformed stocks with lower profitability. Performance of the premiums may vary depending on the particular segment of the market under analysis.

With micro caps underperforming small caps with larger market capitalizations for the year, the portfolio’s greater allocation to micro caps and consequent lesser allocation to larger small caps was the primary driver of underperformance. The portfolio’s exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those stocks outperformed. At the sector level, the portfolio’s general exclusion of real estate investment trusts (REITs) had a negative impact on relative performance, as REITs outperformed the overall index for the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
International Small Company Trust Series I2	22.60%	7.23%	7.40%	41.75%	104.27%
International Small Company Trust Series II2	22.35%	7.01%	7.18%	40.35%	100.12%
International Small Company Trust Series NAV	22.70%	7.31%	7.45%	42.30%	105.17%
MSCI World ex U.S. Small Cap Index[3,5]	25.41%	8.17%	8.04%	48.11%	116.76%
MSCI EAFE Small Cap Index[4,5]	24.96%	8.85%	8.74%	52.83%	131.24%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	Series I and Series II shares were first offered on November 16, 2009. For periods prior to November 16, 2009, the performance shown reflects the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 16, 2009 reflected Series I or Series II expenses, performance would be lower.
3	The MSCI World ex U.S. Small Cap Index is a free float-adjusted market capitalization index that is designed to measure performance of small cap companies in developed markets outside the United States.
4	The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure performance of small cap companies in developed markets outside the United States & Canada.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 1.14%, 1.34% and 1.09%, respectively, and the net expenses are 1.13%, 1.33% and 1.08%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

International Value Trust

Subadvisor: Templeton Investment Counsel, LLC
Portfolio Managers: Peter Nori, CFA, Christopher Peel, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. The trust invests primarily in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	19.6
Energy	13.8
Health care	11.2
Communication services	8.7
Information technology	8.0
Materials	6.9
Industrials	6.6
Consumer staples	5.4
Consumer discretionary	5.1
Real estate	3.9
Utilities	3.6
Short-term investments and other	7.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >   For the year ended December 31, 2019, International Value Trust Series I shares returned 12.33% and the MSCI EAFE Index returned 22.01%.

Environment  >  The portfolio posted double-digit percentage absolute gains but underperformed its benchmark in 2019, a year that experienced the biggest relative underperformance of value stocks versus growth stocks since the technology, media and telecommunications bubble two decades ago. Stock selection and an overweighting resulted in communication services being the most significant sector detractor from relative performance for the year. Chinese telecommunication firms China Telecom Corp. and China Mobile, Ltd. (not parts of the index) both fell to their lowest share price levels in more than a decade amid concerns about elevated 5G capital expenditures. China Telecom Corp. has been sold prior to year-end.

Other key detractors from relative performance included stock selection in the health care sector and stock selection and an underweighting in the industrials sector. There were no industrials stocks among the portfolio’s 10 biggest relative detractors. In health care, shares of Israeli generic drugmaker Teva Pharmaceuticals Industries, Ltd. (not held at period-end) declined amid a series of legal and regulatory setbacks that, in our view, raised the company’s risk profile, leading us to sell the stock.

Turning to contributors, stock selection and an overweighting in the information technology sector aided relative performance. South Korean electronics firm Samsung Electronics Company Ltd. (not part of the index) helped drive relative performance as its shares advanced after it posted better-than-expected earnings and projected a gradual recovery in the memory chip market as 5G wireless technology rolls out globally. We believe Samsung Electronics remains inexpensive for a global technology leader and could potentially benefit from a cyclical upswing in the memory chip segment and an increasing capital return program.

Stock selection in materials also contributed to relative performance, with Canadian mining firm Wheaton Precious Metals Corp. (not part of the index) being the sector’s top performer. Anticipating an eventual move higher in gold prices given record-high debt levels, historically low interest rates, escalating geopolitical turmoil and renewed central bank buying, we maintained a modest precious metals allocation as a portfolio hedge and diversifier. We recognize the inconsistencies and challenges facing the global financial system and endeavor to construct high-quality, high-conviction portfolios to manage risks and capitalize on evolving opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
International Value Trust Series I	12.33%	2.96%	3.67%	15.69%	43.44%
International Value Trust Series II	12.13%	2.76%	3.47%	14.56%	40.66%
International Value Trust Series NAV	12.41%	3.02%	3.72%	16.05%	44.10%
MSCI EAFE Index[2,3]	22.01%	5.67%	5.50%	31.76%	70.85%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The MSCI EAFE (Europe, Australasia, Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.92%, 1.12% and 0.87%, respectively, and the net expenses are 0.91%, 1.11% and 0.86%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Lifestyle Aggressive Portfolio

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests up to 100% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisor, the equity allocation may also include direct investments in equity securities. The Subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded or reduced to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large blend	82.5
Exchange-traded funds	17.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >   For the year ended December 31, 2019, Lifestyle Aggressive Portfolio Series II shares returned 26.78% and a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index returned 28.29%.

Environment  >  Following a steep plunge in the fourth quarter of 2018, U.S. stocks did an about-face early in 2019, and soon were once again hitting all-time highs. After rising steadily over the first four months of the year, share prices were choppy from May through early October. However, the market’s upward momentum reasserted itself in the fourth quarter, lifting the widely followed S&P 500 Index to a 31.49% gain for 2019 overall.

Foreign stocks in developed markets and emerging markets both performed well, although they lagged the S&P 500 Index. Canadian stocks also underperformed their U.S. counterparts. A rising U.S. dollar for most of the year, along with trade worries and slowing economic growth in many markets, hindered equity gains in a number of regions. Reflecting these challenges, the International Monetary Fund downgraded its estimate of 2019 global economic growth late in the period to 3%, the lowest level since the last recession.

An overweight position in U.S. large-capitalization equity contributed to the portfolio’s return, as did an underweight position in small-cap equity and a dedicated sector position in information technology.

An overweight position in international equity, as well as an underweight position in mid-cap equity, detracted from the portfolio’s return as did a dedicated sector position in health care. Individual detractors from returns included John Hancock (“JH”) Strategic Equity Allocation (Large Cap Sleeve), JH Strategic Equity Allocation (International Sleeve) and JH Strategic Equity Allocation (Mid Cap Sleeve).

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2019	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Aggressive Portfolio Series I (began 11/1/13)	27.01%	8.74%	8.62%	52.06%	66.56%
Lifestyle Aggressive Portfolio Series II (began 11/1/13)	26.78%	8.53%	8.41%	50.58%	64.54%
Lifestyle Aggressive Portfolio Series NAV (began 11/1/13)	27.16%	8.80%	8.68%	52.43%	67.07%
S&P 500 Index[2,4]	31.49%	11.70%	12.68%	73.86%	108.84%
Blended Index[3,4]	28.29%	9.60%	9.72%	58.15%	77.15%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
3	The blended index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.88%, 1.08% and 0.83%, respectively, and the net expenses are 0.65%, 0.85% and 0.60%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Lifestyle Balanced Portfolio

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisor, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The Subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large blend	50.5
Intermediate bond	49.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >   For the year ended December 31, 2019, Lifestyle Balanced Portfolio Series II shares returned 17.56% and a blend of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index returned 18.41%.

Environment  >  Following a steep plunge in the fourth quarter of 2018, U.S. stocks did an about-face early in 2019, and soon were once again hitting all-time highs. After rising steadily over the first four months of the year, share prices were choppy from May through early October. However, the market’s upward momentum reasserted itself in the fourth quarter, lifting the widely followed S&P 500 Index to a 31.49% gain for 2019 overall.

Foreign stocks in developed markets and emerging markets both performed well, although they lagged the S&P 500 Index. Canadian stocks also underperformed their U.S. counterparts. A rising U.S. dollar for most of the year, along with trade worries and slowing economic growth in many markets, hindered equity gains in a number of regions. Reflecting these challenges, the International Monetary Fund downgraded its estimate of 2019 global economic growth late in the period to 3%, the lowest level since the last recession.

An overweight position in U.S. large-capitalization equity, as well as an underweight position in small-cap equity, contributed to the portfolio’s return. On an individual holdings basis, John Hancock (“JH”) Select Bond Trust contributed to returns.

An overweight position in international equity detracted from the portfolio’s return, as did an underweight position in mid-cap equity. Individual detractors from returns included JH Strategic Equity Allocation (Large Cap Sleeve), JH Strategic Equity Allocation (International Sleeve) and JH Strategic Equity Allocation (Mid Cap Sleeve).

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2019	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Balanced Portfolio Series I2	17.73%	6.07%	6.24%	34.24%	69.06%
Lifestyle Balanced Portfolio Series II (began 4/29/11)	17.56%	5.85%	6.09%	32.86%	67.00%
Lifestyle Balanced Portfolio Series NAV[3]	17.89%	6.12%	6.28%	34.61%	69.57%
Bloomberg Barclays U.S. Aggregate Bond Index[4,7]	8.72%	3.05%	3.38%	16.20%	33.46%
S&P 500 Index[5,7]	31.49%	11.70%	12.82%	73.86%	184.88%
Blended Index[6,7]	18.41%	6.49%	6.86%	36.93%	77.90%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.
3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.
4	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
5	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
6	The blended index is composed of 35% of the Russell 3000 Index, 15% of the MSCI EAFE Index, and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index.
7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Series I shares — 0.67%, Series II shares — 0.87% and Series NAV shares — 0.62%.

Lifestyle Conservative Portfolio

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income with some consideration given to growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisor, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The Subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Intermediate bond	80.0
Large blend	20.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >   For the year ended December 31, 2019, Lifestyle Conservative Portfolio Series II shares returned 12.22% and a blend of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index returned 12.57%.

Environment  >  Following a steep plunge in the fourth quarter of 2018, U.S. stocks did an about-face early in 2019, and soon were once again hitting all-time highs. After rising steadily over the first four months of the year, share prices were choppy from May through early October. However, the market’s upward momentum reasserted itself in the fourth quarter, lifting the widely followed S&P 500 Index to a 31.49% gain for 2019 overall.

Foreign stocks in developed markets and emerging markets both performed well, although they lagged the S&P 500 Index. Canadian stocks also underperformed their U.S. counterparts. A rising U.S. dollar for most of the year, along with trade worries and slowing economic growth in many markets, hindered equity gains in a number of regions. Reflecting these challenges, the International Monetary Fund downgraded its estimate of 2019 global economic growth late in the period to 3%, the lowest level since the last recession.

An overweight position in U.S. large-capitalization equity contributed to the portfolio’s return, as did an underweight position in small-cap equity. From an individual holdings perspective, John Hancock (“JH”) Select Bond Trust contributed to returns.

An overweight position in international equity, as well as an underweight position in mid-cap equity, detracted from the portfolio’s return. Individual detractors from the portfolio’s return included JH Strategic Equity Allocation (Large Cap Sleeve), JH Strategic Equity Allocation (International Sleeve) and JH Strategic Equity Allocation (Mid Cap Sleeve).

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2019	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Conservative Portfolio Series I2	12.46%	4.28%	4.45%	23.29%	45.90%
Lifestyle Conservative Portfolio Series II (began 4/29/11)	12.22%	4.06%	4.30%	22.04%	44.07%
Lifestyle Conservative Portfolio Series NAV[3]	12.52%	4.32%	4.48%	23.52%	46.33%
Bloomberg Barclays U.S. Aggregate Bond Index[4,7]	8.72%	3.05%	3.38%	16.20%	33.46%
S&P 500 Index[5,7]	31.49%	11.70%	12.82%	73.86%	184.88%
Blended Index[6,7]	12.57%	4.46%	4.81%	24.38%	50.37%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.
3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.
4	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
5	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
6	The blended index is 14% of the Russell 3000 Index, 6% of the MSCI EAFE Index, and 80% of the Bloomberg Barclays U.S. Aggregate Bond Index.
7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.72%, 0.92% and 0.67%, respectively, and the net expenses are 0.69%, 0.89% and 0.64%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Lifestyle Growth Portfolio

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. Current income is also a consideration. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisor, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The Subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large blend	70.7
Intermediate bond	29.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >   For the year ended December 31, 2019, Lifestyle Growth Portfolio Series II shares returned 21.20% and a blend of 49% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, and 21% MSCI EAFE Index returned 22.34%.

Environment  >  Following a steep plunge in the fourth quarter of 2018, U.S. stocks did an about-face early in 2019, and soon were once again hitting all-time highs. After rising steadily over the first four months of the year, share prices were choppy from May through early October. However, the market’s upward momentum reasserted itself in the fourth quarter, lifting the widely followed S&P 500 Index to a 31.49% gain for 2019 overall.

Foreign stocks in developed markets and emerging markets both performed well, although they lagged the S&P 500 Index. Canadian stocks also underperformed their U.S. counterparts. A rising U.S. dollar for most of the year, along with trade worries and slowing economic growth in many markets, hindered equity gains in a number of regions. Reflecting these challenges, the International Monetary Fund downgraded its estimate of 2019 global economic growth late in the period to 3%, the lowest level since the last recession.

An overweight position in U.S. large-capitalization equity contributed to the portfolio’s return, as did an underweight position in small-cap equity. Individual contributors to returns included John Hancock (“JH”) Select Bond Trust.

An overweight position in international equity, as well as an underweight position in mid-cap equity, detracted from the portfolio’s return. JH Strategic Equity Allocation (Large Cap Sleeve), JH Strategic Equity Allocation (International Sleeve) and JH Strategic Equity Allocation (Mid Cap Sleeve) all detracted from returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2019	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Growth Portfolio Series I2	21.45%	7.24%	7.41%	41.83%	85.95%
Lifestyle Growth Portfolio Series II (began 4/29/11)	21.20%	7.04%	7.25%	40.49%	83.60%
Lifestyle Growth Portfolio Series NAV[3]	21.52%	7.30%	7.45%	42.21%	86.50%
S&P 500 Index[4,7]	31.49%	11.70%	12.82%	73.86%	184.88%
Bloomberg Barclays U.S. Aggregate Bond Index[5,7]	8.72%	3.05%	3.38%	16.20%	33.46%
Blended Index[6,7]	22.34%	7.77%	8.16%	45.41%	97.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.
3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.
4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
6	The blended index is 49% of the Russell 3000 Index, 21% of the MSCI EAFE Index and 30% of the Bloomberg Barclays U.S. Aggregate Bond Index.
7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Series I shares — 0.65%, Series II shares — 0.85% and Series NAV shares — 0.60%.

Lifestyle Moderate Portfolio

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisor, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The Subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Intermediate bond	59.8
Large blend	40.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >   For the year ended December 31, 2019, Lifestyle Moderate Portfolio Series II shares returned 15.72% and a blend of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, and 12% MSCI EAFE Index returned 16.45%.

Environment  >  Following a steep plunge in the fourth quarter of 2018, U.S. stocks did an about-face early in 2019, and soon were once again hitting all-time highs. After rising steadily over the first four months of the year, share prices were choppy from May through early October. However, the market’s upward momentum reasserted itself in the fourth quarter, lifting the widely followed S&P 500 Index to a 31.49% gain for 2019 overall.

Foreign stocks in developed markets and emerging markets both performed well, although they lagged the S&P 500 Index. Canadian stocks also underperformed their U.S. counterparts. A rising U.S. dollar for most of the year, along with trade worries and slowing economic growth in many markets, hindered equity gains in a number of regions. Reflecting these challenges, the International Monetary Fund downgraded its estimate of 2019 global economic growth late in the period to 3%, the lowest level since the last recession.

An overweight position in U.S. large-capitalization equity contributed to the portfolio’s return, as did an underweight position in small-cap equity. On an individual holdings basis, John Hancock (“JH”) Select Bond Trust contributed to returns.

An overweight position in international equity, as well as an underweight position in mid-cap equity, detracted from the portfolio’s return. Individual holdings that detracted from returns included JH Strategic Equity Allocation (Large Cap Sleeve), JH Strategic Equity Allocation (International Sleeve) and JH Strategic Equity Allocation (Mid Cap Sleeve).

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2019	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Moderate Portfolio Series I2	15.97%	5.45%	5.74%	30.39%	62.32%
Lifestyle Moderate Portfolio Series II (began 4/29/11)	15.72%	5.25%	5.59%	29.14%	60.35%
Lifestyle Moderate Portfolio Series NAV[3]	15.95%	5.50%	5.78%	30.72%	62.79%
Bloomberg Barclays U.S. Aggregate Bond Index[4,7]	8.72%	3.05%	3.38%	16.20%	33.46%
S&P 500 Index[5,7]	31.49%	11.70%	12.82%	73.86%	184.88%
Blended Index[6,7]	16.45%	5.82%	6.19%	32.72%	68.45%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.
3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.
4	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
5	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
6	The blended index is 28% of the Russell 3000 Index, 12% of the MSCI EAFE Index, and 60% of the Bloomberg Barclays U.S. Aggregate Bond Index.
7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.69%, 0.89% and 0.64%, respectively, and the net expenses are 0.68%, 0.88% and 0.63%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Mid Cap Index Trust

Subadvisor: Manulife Investment Management (North America) Limited
Portfolio Managers: Brett Hryb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the S&P MidCap 400 Index; and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the Subadvisor believes as a group will behave in a manner similar to the S&P MidCap 400 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	16.4
Industrials	15.5
Information technology	15.4
Consumer discretionary	13.5
Real estate	11.1
Health care	9.6
Materials	6.0
Utilities	4.5
Consumer staples	2.9
Energy	2.1
Communication services	1.9
Short-term investments and other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Mid Cap Index Trust Series I shares returned 25.59% and the S&P MidCap 400 Index returned 26.20%.

Environment  >  It was a banner fourth quarter and year for U.S. equities, with the S&P MidCap 400 Index generating a total return of 26.20% for the year, with mid-cap stocks in the U.S. generally performing in-line with small-cap stocks but lagging behind their large-cap counterparts over a 12-month period.

After suffering some of the largest quarterly declines since 2011 in the previous quarter, North American and global equity markets rose sharply during the first quarter of 2019. A number of factors were behind the gain, including the seemingly accommodative pivot by the Federal Reserve (“Fed”). After raising the target federal funds rate by 25 basis points on four occasions in 2018 — and seemingly poised to continue the trend in 2019 — the Fed pivoted from a policy of interest rate and balance sheet normalization to patience following equity market volatility in late 2018.

By the second quarter, most equity markets were back in positive. While setbacks in U.S.-China trade talks tempered further equity market gains, the more accommodative tone by the Fed and other central banks proved to be a consequential change in global financial markets, effectively breathing new life into the U.S. economic cycle.

In the third quarter, growth concerns and uncertainty regarding U.S.-China trade relations resulted in flat returns for mid-cap stocks. While the Fed’s decision to reduce interest rates twice by 25 basis points during the quarter aided sentiment, the policy advantage lost its momentum owing to worries about overly aggressive market expectations. Despite some optimism for a possible resolution to the U.S.-China trade war, concrete plans and follow-up remained elusive.

U.S. equity markets made robust gains during the fourth quarter as trade uncertainty faded given the U.S. and China’s announced phase-one trade deal, while economic data remained stable. From a sector perspective, all made positive contributions.

Several factors helped drive equities and bond yields higher in the final quarter of 2019, with U.S. and eurozone manufacturing indicators improving, service sector business surveys picking up and job creation posting healthy figures.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Mid Cap Index Trust Series I	25.59%	8.54%	12.23%	50.67%	217.06%
Mid Cap Index Trust Series II	25.43%	8.33%	12.02%	49.19%	211.06%
Mid Cap Index Trust Series NAV	25.72%	8.60%	12.30%	51.05%	218.87%
S&P MidCap 400 Index[2,3]	26.20%	9.03%	12.72%	54.07%	231.19%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.56%, 0.76% and 0.51%, respectively, and the net expenses are 0.45%, 0.65% and 0.40%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Mid Cap Stock Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Mario E. Abularach, CFA, Michael T. Carmen, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	30.7
Consumer discretionary	22.3
Health care	22.3
Industrials	11.7
Communication services	7.1
Financials	1.2
Consumer staples	1.0
Real estate	0.4
Short-term investments and other	3.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Mid Cap Stock Trust Series I shares returned 34.53% and the Russell Midcap Growth Index returned 35.47%.

Environment  >  US equities, as measured by the S&P 500 Index, posted positive results during the period. US equities rallied in the first quarter, buoyed by a dovish shift in US Federal Reserve (Fed) policy, optimism for a US-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. In the second quarter, unresolved US trade frictions with China, Mexico, Japan, and the EU unsettled markets and raised concerns about potential risks to US economic growth. In the third quarter, US equities rose despite elevated geopolitical uncertainties and slowing global growth. US-China trade relations were volatile in the absence of meaningful compromises on key structural issues. The Fed lowered interest rates in July and September by 0.25% to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. US equities surged in the fourth quarter, benefitting from waning recession fears, improved US-China trade sentiment in December, and accommodative Fed policies including another 0.25% rate cut in October.

Within the Russell Midcap Growth Index, all sectors posted positive absolute returns. The top-performing sectors included information technology and real estate while energy and communication services were the bottom performing sectors within the index.

Sector allocation, a residual of our bottom-up stock selection process, detracted from relative performance. Our overweights to health care and communication services sectors drove negative allocation effect, while underweights to the materials and energy sectors modestly offset results.

Stock selection contributed to relative performance during the period. Selection was particularly strong within the consumer discretionary and health care sectors. These results were partially offset by unfavorable selection in communication services and industrials sectors.

The top relative contributors within the information technology sector included Advanced Micro Devices, inc, a semiconductor company, and Insulet, a medical device company.

Top relative detractors within the industrial sector included The We Company, Inc, a commercial real estate company, and Uber Technologies, inc, a ride-hailing company.

At the end of the period, the portfolio’s largest overweight was in consumer discretionary, communication services and health care sectors and largest underweight was in industrials and financials sectors. The portfolio increased its exposure to consumer discretionary names over the period, while reducing its consumer staples allocation during the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Trust Series I	34.53%	12.02%	13.54%	76.36%	255.99%
Mid Cap Stock Trust Series II	34.25%	11.79%	13.31%	74.60%	248.88%
Mid Cap Stock Trust Series NAV	34.63%	12.07%	13.59%	76.75%	257.65%
Russell Midcap Growth Index[2,3]	35.47%	11.60%	14.24%	73.14%	278.56%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.93%, 1.13% and 0.88%, respectively, and the net expenses are 0.92%, 1.12% and 0.87%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Mid Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index. The trust invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	18.6
Health care	15.1
Energy	12.2
Materials	10.2
Industrials	9.1
Consumer staples	7.8
Real estate	6.2
Consumer discretionary	4.8
Communication services	4.5
Information technology	3.6
Utilities	3.5
Short-term investments and other	4.4

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2019, Mid Value Trust Series NAV shares returned 19.49% and the Russell Midcap Value Index returned 27.06%.

Environment  >  As measured by Russell indexes, growth stocks outperformed value across all market capitalizations. Within the benchmark, all the sectors posted positive results. Information technology, industrials, and financials sectors were the strongest performers, while the energy sector lagged.

Both security selection and an overweight to the energy sector proved disadvantageous during the period. Shares of EQT Corp., an onshore exploration and production company, were down in the year amid falling oil and gas prices, and supply continues to outpace demand. The industrials sector hurt relative results as well, owing to adverse stock selection and an underweight position. Shares of Textron, Inc. finished lower in the year as investor wariness from some execution missteps in 2018 lingered. As a capital-intensive, cyclical business, the company is also highly levered to the macroeconomic environment.

The Consumer staples sector was another area of relative weakness, due to an overweight position and stock selection. Shares of Edgewell Personal Care Company — a leading manufacturer of personal care products including shaving, sun and skin care, and feminine — fell sharply during the year following the announcement it would acquire shaving competitor Harry’s.

Conversely, stock selection within the consumer discretionary sector added relative value for the period, led by Tiffany & Company. Shares of the specialty jeweler spiked on news that the company would be acquired by LVMH Moet Hennessy Louis Vuitton. Another area of relative strength was the materials sector, where stock choices that included Franco-Nevada Corp. outpaced their benchmark peers.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I	19.54%	7.30%	10.56%	42.23%	172.87%
Mid Value Trust Series II	19.15%	7.08%	10.33%	40.77%	167.29%
Mid Value Trust Series NAV	19.49%	7.35%	10.62%	42.58%	174.32%
Russell Midcap Value Index[2,3]	27.06%	7.62%	12.41%	44.33%	222.26%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 1.05%, 1.25% and 1.00%, respectively, and the net expenses are 1.04%, 1.24% and 0.99%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Mutual Shares Trust

Subadvisor: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, CFA, Deborah A. Turner, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital appreciation. Income is a secondary objective. Under normal market conditions, the trust invests primarily in equity securities (including convertible securities or securities the Subadvisor expects to be exchanged for common or preferred stock) of companies of any nation that the Subadvisor believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	22.5
Health care	13.7
Information technology	12.3
Communication services	10.9
Consumer staples	9.7
Energy	9.4
Industrials	7.2
Consumer discretionary	5.5
Materials	1.7
Real estate	1.5
Utilities	0.2
Short-term investments and other	5.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Mutual Shares Trust Series I shares returned 23.12% and the S&P 500 Index returned 31.49%.

Environment  >  Global developed and emerging market stocks, posted strong returns during the reporting period. Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

Stock selection and an underweighting in the information technology (IT) sector detracted from relative performance, as did stock selection in the consumer staples and consumer discretionary sectors. Stock selection and an underweighting in the health care sector contributed to relative performance, and stock selection in the financial sector also aided relative results.

Contributors to absolute performance included Charter Communications, Inc., Citigroup, Inc. and Walt Disney Company. The share price of cable operator Charter Communications surged after the company reported operating and financial results that were broadly higher than consensus estimates. Shares of entertainment company Walt Disney surged in late 2019, lifted by financial results that beat consensus estimates; the launch of a proprietary streaming service, Disney+; and record-breaking box office receipts for the movie Frozen II.

Detractors from absolute performance included Fluor Corp. (not held at year end), Occidental Petroleum Corp. and Walgreens Boots Alliance, Inc.. The share price of Fluor, a global engineering and construction company, fell significantly during the period. The company withdrew 2019 guidance after reporting significant project charges and materially lower-than-expected earnings and revenues. The shares of oil and natural gas company Occidental Petroleum Corp. traded lower in 2019 as investors struggled to accept its acquisition of Anadarko Petroleum, another oil and gas company, during a period in which energy stocks were under pressure from falling crude oil prices. Shares of Walgreens Boots Alliance, Inc. began to sell off early in 2019, when the company’s CFO cited negative industry trends in drug prices and pharmacy benefit manager (PBM) reimbursement rates, as well as the company’s limited success offsetting those challenges by increasing its volume of drug sales and renegotiating with PBMs. These pressures, and weakness in both the company’s U.S. and U.K. stores, resulted in a cut to full-year guidance in April.

At period-end, equities remained the core of the trust. Sector weightings that declined during the year included communication services, utilities and materials, while consumer staples, IT and financials were among those that increased.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Mutual Shares Trust Series I	23.12%	6.20%	8.89%	35.07%	134.26%
S&P 500 Index[2,3]	31.49%	11.70%	13.56%	73.86%	256.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I shares the gross expenses are 1.10%, and the net expenses are 1.09%. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Real Estate Securities Trust

Subadvisor: DWS Investment Management Americas, Inc.
Portfolio Managers: Robert Thomas, John W. Vojticek, David W. Zonavetch, CPA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Residential REITs	20.0
Specialized REITs	19.1
Retail REITs	14.4
Industrial REITs	14.4
Office REITs	10.9
Health care REITs	10.7
Diversified REITs	5.3
Hotel and resort REITs	3.3
IT consulting and other services	1.5
Short-term investments and other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Real Estate Securities Trust Series I shares returned 29.40% and the MSCI U.S. REIT Index returned 25.84%.

Environment  >  To kick off an exceptional year for financial markets, expectations of an accord between the world’s economic superpowers combined with better-than-expected corporate earnings and a less-hawkish stance from some of the biggest central banks sent stocks sharply higher in the first two months of 2019. China’s renewed commitment to stimulus helped propel stocks higher and investors grew more confident that central banks would remain accommodative. In the months that followed, despite intense trade talks between the U.S. and China, which escalated throughout much of the year, and mounting tensions between the U.S. and Iran towards year-end, markets remained resilient, with the S&P 500 capping off its best annual gain in six years. Globally, recessionary fears remain largely muted despite continued growth challenges. For the REIT market, strength was broad-based, with nearly all sectors posting double-digit gains for the year. The exception was the regional malls sector, which posted losses given a challenging retail environment for mall operators. The industrial and data centers sectors were particularly strong. Notably, strip centers rebounded after a difficult 2018 to rank among the top performing segment for the year. As we head into 2020, we expect markets to be characterized by increased uncertainty, particularly ahead of the upcoming U.S. presidential election. In the U.S., whilst growth is decelerating, absolute growth is still firmly positive and we don’t see any imminent signs of a recession. Despite an uncertain global macroeconomic backdrop, healthy underlying property and company fundamentals underpin our outlook for solid cash flow growth going forward. Within office, fundamentals continue to decelerate and the impact of co-working/flex office growth is still on the rise, threatening disruption. Within retail, most mall balance sheets are a concern heading into 2020 and we have a mixed outlook across the space for 2020. In the industrial sector, fundamentals remain robust, despite negative manufacturing data, as U.S./China trade talks turned positive and e-commerce drives increased demand. Elsewhere, amongst the non-traditional REIT sectors we continue to favor towers and data Centers in this environment.

During its most recent fiscal year, the strategy’s outperformance was characterized by strong stock selection and positive sector allocation. Stock selection was strongest in the health care, net lease, and retail sectors, followed closely by self storage. The portfolio saw positive selection effects across all sectors except within office, where selection was marginally negative. From a sector allocation perspective, our underweights to the underperforming regional malls and hotels sectors were the primary contributors to relative performance while allocations to the specialty and retail sectors detracted, slightly offsetting positive results.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	29.40%	7.82%	12.26%	45.69%	217.93%
Real Estate Securities Trust Series II	29.08%	7.60%	12.03%	44.21%	211.45%
Real Estate Securities Trust Series NAV	29.47%	7.88%	12.32%	46.09%	219.55%
MSCI U.S. REIT Index[2,3]	25.84%	7.03%	11.93%	40.48%	208.65%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The MSCI U.S. REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.81%, 1.01% and 0.76%, respectively, and the net expenses are 0.80%, 1.00% and 0.75%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Science & Technology Trust

Subadvisors: Allianz Global Investors US, LLC, T. Rowe Price Associates, Inc.
Portfolio Managers: Kennard W. Allen, Huachen Chen, CFA, Walter C. Price, Jr., CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. Current income is incidental to the trust’s objective. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	55.3
Communication services	21.1
Consumer discretionary	13.8
Health care	1.2
Industrials	0.3
Real estate	0.1
Short-term investments and other	8.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Science & Technology Trust Series I shares returned 38.06% and the Lipper Science and Technology Index returned 39.75%.

Environment  >  U.S. stocks surged in 2019, with several major indexes hitting all-time highs in the second half of the year. The U.S. Federal Reserve’s decision to keep rates steady in the first half of the year and then reduce them three times starting in July was a major driver of market performance. Trade discussions between the U.S. and China also drove market sentiment. Speculation arose numerous times during the year that the two countries were “close” to reaching an agreement, though occasional tensions seemed to reduce its likelihood. Large-cap shares outperformed their smaller peers. As measured by various Russell indices, growth stocks soundly outperformed value across all market capitalizations.

Allianz Global Investors US, LLC  >  While technology stocks delivered very strong absolute returns during the 12-month period, there was a meaningful rotation within the sector during the second half of the period. Improving US/China trade sentiment and interest rate cuts by central banks sparked a large rotation from high growth stocks to value/cyclical stocks.

The top contributors to relative performance included our overweight’s in some high-growth software companies such as Synopsys, Inc., Nortonlifelock, Inc. and salesforce.com, Inc. Despite the market rotation, many high-growth stocks delivered strong fundamental results this year due to higher demand for their innovative product offerings.

The portfolio’s relative performance was hurt mostly by overweight positions in companies that were negatively impacted by slower demand for technology hardware, partly due to the trade war with China. Overweight positions in NetApp, Inc., DXC Technology Company, and Nutanix, Inc. (sold prior to year-end) were among the largest relative detractors.

T. Rowe Price Associates Inc.  >  Stock selection in the internet sector was the largest contributor to relative performance, while an overweight exposure had a negative impact. Facebook, Inc., Zalando SE, and Alibaba Group Holding, Ltd. were the outperformers within the sector. Shares of Alibaba Group Holding trended higher after the company reported solid quarterly results despite a challenging macroeconomic backdrop. The company’s core e-commerce and cloud franchises remained strong, while offline retail also grew rapidly.

On the other end of the spectrum, an underweight exposure and weak stock selection in the hardware sector detracted from relative performance. Within the sector, our lack of exposure to Apple, Inc. hindered relative performance. Shares of the company rallied after the company reported quarterly revenue that surprised to the upside and issued topline guidance for the next three-month reporting period that was higher than the consensus estimate.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	38.06%	17.50%	16.50%	123.94%	360.72%
Science & Technology Trust Series II	37.74%	17.26%	16.27%	121.65%	351.53%
Science & Technology Trust Series NAV	38.09%	17.55%	16.56%	124.45%	362.89%
S&P 500 Index[2,4]	31.49%	11.70%	13.56%	73.86%	256.66%
Lipper Science and Technology Index[3,4]	39.75%	16.46%	15.38%	114.22%	318.18%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
3	The Lipper Science and Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 1.15%, 1.35% and 1.10%, respectively, and the net expenses are 1.14%, 1.34% and 1.09%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Small Cap Index Trust

Subadvisor: Manulife Investment Management (North America) Limited
Portfolio Managers: Brett Hryb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the Russell 2000 Index; and (b) securities (which may or may not be included in the Russell 2000 Index) that the Subadvisor believes as a group will behave in a manner similar to the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	17.3
Health care	17.2
Industrials	15.4
Information technology	13.2
Consumer discretionary	10.6
Real estate	7.5
Materials	3.8
Utilities	3.6
Energy	3.1
Consumer staples	2.9
Communication services	2.3
Short-term investments and other	3.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Small Cap Index Trust Series I shares returned 25.04% and the Russell 2000 Index returned 25.52%.

Market Environment  >  U.S. equities performed well over the fourth quarter and for the year overall, as the Russell 2000 Index (“Index”) generated a gain for the fourth quarter and 25.52% for the year. Large-capitalization stocks outperformed their mid- and small-cap counterparts over the course of the year.

North American and global equity markets increased sharply over the first quarter. Small-cap stocks experienced a strong recovery and cyclical sectors generally outperformed defensive ones, with the information technology sector leading on a returns and contributions basis.

Most equity markets returned to positive territory by the second quarter. While setbacks in U.S.-China trade talks tempered further equity market gains, the change in tone by the U.S. Federal Reserve (Fed) and other central banks proved to be a consequential change in global financial markets. U.S. equity performance trended lower the further down the market-capitalization spectrum. Many of the cyclical sectors outperformed more non-cyclical companies, with the financials, industrials, information technology and utilities sectors being the top four contributors.

Results for major U.S. indices were flat-to-negative over the third quarter, as the Index posted a loss. While the Fed’s decision to reduce interest rates twice over the quarter aided sentiment, the policy boost lost its momentum owing to worries about overly aggressive market expectations and whether central banks had enough maneuvering room to counter trade uncertainty and structural challenges. At a sector level, it was mostly defensive and interest-rate-sensitive sectors driving returns, while energy, health care and the more cyclical materials and energy sectors lagged.

Equity markets in the U.S. made robust gains over the fourth quarter, as trade uncertainty faded, given the U.S. and China’s announced phase-one trade deal, while economic data remained stable. Ten of the 11 sectors finished the quarter on a positive note, while the energy sector detracted from returns.

Several factors helped drive equities and bond yields higher in the final quarter of 2019, as the U.S. and eurozone manufacturing indicators improved, service sector business surveys picked up and job creation posted healthy figures. Significant political risks were avoided, but perhaps only for the time being. The Fed appears to be comfortable holding interest rates steady at present. However, the coming year may be a period of ebbs and flows for U.S. stocks, with investors forced to contend with uncertainty and elevated levels of volatility.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Small Cap Index Trust Series I	25.04%	7.90%	11.50%	46.25%	197.00%
Small Cap Index Trust Series II	24.78%	7.69%	11.28%	44.81%	191.22%
Small Cap Index Trust Series NAV	25.07%	7.94%	11.56%	46.55%	198.66%
Russell 2000 Index[2,3]	25.52%	8.23%	11.83%	48.49%	205.82%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.58%, 0.78% and 0.53%, respectively, and the net expenses are 0.52%, 0.72% and 0.47%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Small Cap Opportunities Trust

Subadvisors: Dimensional Fund Advisors LP, GW&K Investment Management, LLC
Portfolio Managers: Jed S. Fogdall, Joel Schneider, Joseph C. Craigen, CFA, Daniel L. Miller, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	21.5
Industrials	19.0
Consumer discretionary	13.7
Information technology	13.5
Health care	12.2
Energy	5.8
Materials	5.6
Consumer staples	3.5
Communication services	2.0
Real estate	1.6
Utilities	0.2
Short-term investments and other	1.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Small Cap Opportunities Trust Series I shares returned 25.54%; the Russell 2000 Index returned 25.52%; and the Russell 2000 Value Index returned 22.39%

Environment  >  The U.S. market had positive performance for the year, outperforming both developed ex U.S. and emerging markets. The Russell 3000 Index returned 31.02%, as compared to 22.91% for the MSCI World ex USA IMI (net dividends) and 18.44% for the MSCI Emerging Markets IMI (net dividends).

After surviving the fourth quarter of 2018, investors could be forgiven for bracing themselves as the calendar clicked to October in 2019. In the fourth quarter of 2018, investors had visions of a recession hitting the economy. In the final quarter of 2019, investors instead focused on a potentially improving global economy. This fortunate turn in sentiment came from two main actors: the hope for improved trade relations between the U.S. and China and a shift in the U.S. Federal Reserve policy toward accommodation. These factors helped deliver a strong return, although in truth, the lower starting point after last year’s fourth quarter sell off was a meaningful contributor to this strong 2019 result. This impressive gain for the year was driven by multiple expansion rather than earnings growth, although the prospect for future growth appears better today than it did 365 days ago.

Dimensional Fund Advisors LP  >  Dimensional emphasizes stocks with smaller market capitalizations, lower relative prices, and higher profitability. Along the market capitalization dimension, small caps (Russell 2000 Index) underperformed large caps (Russell 1000 Index). Mid caps (Russell Midcap Index), a subset of the Russell 1000 Index universe, outperformed small caps and underperformed large caps. Along the relative price dimension, large cap value stocks (Russell 1000 Value Index) underperformed large cap growth stocks (Russell 1000 Growth Index), and small cap value stocks (Russell 2000 Value Index) underperformed small cap growth stocks (Russell 2000 Growth Index). It is important to consider the interactions between size, value, and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability among large caps but underperformed among small caps.

The portfolio’s greater emphasis on the lowest relative price (deep value) stocks detracted from relative performance, as these stocks generally underperformed for the year. Conversely, the trust’s inclusion of mid caps contributed positively to performance relative to the small cap benchmark, as mid caps outperformed small caps. At the sector level, the trust’s general exclusion of real estate investment trusts (REITs) had a negative impact on relative performance, as REITs outperformed the overall index.

GW&K Investment Management, LLC  >  The portfolio’s outperformance during 2019 was driven by excellent stock selection. The information technology sector led the way as the sector added about 300 basis points to relative performance. The success in this sector was broad based as two software holdings, three semiconductor stocks, and one services company all appreciated by better than 60%. The financials and industrials sectors were other notable contributors during the year. In financials, three holdings all bounced back nicely in 2019 after lagging in the prior year. In Industrials, our two big contributors both benefited from improved execution in 2019. The only sector in which stock selection was not meaningfully positive was consumer discretionary. This sector boasted a number of strong performers in 2019, but these winners were offset by the underperformance of our largest position in the sector. The weakness in this holding’s shares came from political and regulatory concerns that came to the forefront of investors’ minds as we entered another election year. This stock remains a significant holding for the Strategy.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Small Cap Opportunities Trust Series I	25.54%	6.36%	11.10%	36.11%	186.55%
Small Cap Opportunities Trust Series II	25.26%	6.15%	10.88%	34.77%	180.83%
Small Cap Opportunities Trust Series NAV	25.60%	6.42%	11.16%	36.49%	188.03%
Russell 2000 Index[2,4]	25.52%	8.23%	11.83%	48.49%	205.82%
Russell 2000 Value Index[3,4]	22.39%	6.99%	10.56%	40.20%	172.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.
3	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 1.13%, 1.33% and 1.08%, respectively, and the net expenses are 0.95%, 1.15% and 0.90%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Small Cap Stock Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Steven C. Angeli, CFA, Mario E. Abularach, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small-cap companies. For the purposes of the trust, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P SmallCap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Health care	29.3
Consumer discretionary	18.0
Information technology	16.8
Industrials	15.8
Financials	6.2
Real estate	4.3
Materials	3.1
Consumer staples	2.0
Communication services	1.3
Energy	0.6
Short-term investments and other	2.6

*	*As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Small Cap Stock Trust Series NAV shares returned 38.10% and the Russell 2000 Growth Index returned 28.48%.

Environment  >  U.S. equities, as measured by the S&P 500 Index, posted positive results during the period. U.S. equities rallied in the first quarter, buoyed by a dovish shift in the U.S. Federal Reserve (Fed) policy, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. In the second quarter, unresolved U.S. trade frictions with China, Mexico, Japan, and the EU unsettled markets and raised concerns about potential risks to U.S. economic growth. In the third quarter, U.S. equities rose despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were volatile in the absence of meaningful compromises on key structural issues. The Fed lowered interest rates in July and September by a combined 0.50% to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter, benefitting from waning recession fears, improved U.S.-China trade sentiment in December, and accommodative Fed policies including another 0.25% rate cut in October.

Returns during the period varied by market-cap. Small-mid cap stocks, as measured by the Russell 2000 Index and S&P MidCap 400 Index, underperformed large-cap stocks, as measured by the S&P 500 Index.

Security selection was the primary driver of relative outperformance during the period. Selection was strong within consumer discretionary and health care, while selection in financials and energy partially offset these results.

Sector allocation, a result of our bottom-up stock selection process, also aided relative performance. An underweight to communication services and overweight to information technology strengthened relative performance but was partially offset by overweights to health care and consumer discretionary.

The top relative contributors included Insulet Corp., a medical device company, and Wayfair, Inc., an e-commerce home furnishings company. As of the end of the period, we continued to hold Insulet but eliminated our position in Wayfair.

Top relative detractors included disposable medical devices manufacturer, Merit Medical Systems Inc., and cloud-based educational software provider, 2U. We sold both positions during the period.

At the end of the period, the portfolio was most overweight in consumer discretionary and financials and most underweight in industrials and utilities. The portfolio increased its exposure to consumer discretionary and industrials during the period, while reducing exposure to health care and real estate.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Small Cap Stock Trust Series I	38.02%	9.06%	12.22%	54.30%	216.84%
Small Cap Stock Trust Series II	37.74%	8.85%	11.99%	52.78%	210.32%
Small Cap Stock Trust Series NAV	38.10%	9.12%	12.28%	54.69%	218.43%
Russell 2000 Growth Index[2,3]	28.48%	9.34%	13.01%	56.28%	239.65%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 1,11%, 1.31% and 1.06%, respectively, and the net expenses are 1.10%, 1.30% and 1.05%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Small Cap Value Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Timothy J. McCormack, CFA, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Industrials	30.2
Financials	19.5
Real estate	12.2
Information technology	7.7
Energy	6.6
Consumer discretionary	6.1
Materials	6.0
Consumer staples	4.6
Health care	3.0
Utilities	1.8
Short-term investments and other	2.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Small Cap Value Trust Series NAV shares returned 26.62% and the Russell 2000 Value Index retuned 22.39%.

Environment  >  U.S. equities, as measured by the S&P 500 Index, posted positive results during the period. U.S. equities rallied in the first quarter, buoyed by a dovish shift in the U.S. Federal Reserve (Fed) policy, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. In the second quarter, unresolved U.S. trade frictions with China, Mexico, Japan, and the EU unsettled markets and raised concerns about potential risks to U.S. economic growth. In the third quarter, U.S. equities rose despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were volatile in the absence of meaningful compromises on key structural issues. The Fed lowered interest rates in July and September by a combined 0.50% to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter, benefitting from waning recession fears, improved U.S.-China trade sentiment in December, and accommodative Fed policies including another 0.25% rate cut in October.

Returns during the period varied by market-cap. Small-mid cap stocks, as measured by the Russell 2000 Index and S&P MidCap 400 Index, underperformed large-cap stocks, as measured by the S&P 500 Index.

Stock selection was the primary driver of relative outperformance over the period, particularly within energy and consumer staples, while partially offset by negative selection within materials and information technology.

Sector allocation, a residual of our bottom-up stock selection process, also contributed to relative returns. An overweight to industrials and no exposure to communication services contributed most but was partially offset by an underweight to information technology.

The top relative contributors included American Woodmark Corp., a kitchen and bath cabinet manufacturer, and WNS Holdings, Ltd., a business process management company. We continued to hold both names as of the end of the period.

Top relative detractors included Orion Engineered Carbons, a leading supplier of Carbon Black, and Forrester Research, Inc., a market research and advisory firm. We continued to hold both names as of the end of the period.

At the end of the period, the portfolio was most overweight in industrials and consumer staples and most underweight in financials and utilities. The largest changes during the period included decreased exposures to industrials and materials.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I	26.52%	6.80%	11.34%	38.96%	192.70%
Small Cap Value Trust Series II	26.33%	6.60%	11.13%	37.64%	187.20%
Small Cap Value Trust Series NAV	26.62%	6.85%	11.40%	39.30%	194.26%
Russell 2000 Value Index[2,3]	22.39%	6.99%	10.56%	40.20%	172.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 1.18%, 1.38% and 1.13%, respectively, and the net expenses are 1.17%, 1.37% and 1.12%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Small Company Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: J. David Wagner

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	28.0
Industrials	14.0
Real estate	10.4
Consumer discretionary	9.2
Information technology	8.8
Health care	6.8
Energy	6.2
Utilities	5.7
Materials	4.0
Consumer staples	2.7
Communication services	2.2
Short-term investments and other	2.0

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2019, Small Company Value Trust Series I shares returned 25.53% and the Russell 2000 Value Index returned 22.39%.

Environment  >  U.S. stocks surged in 2019, with several major indexes hitting all-time highs in the second half of the year. The U.S. Federal Reserve’s decision to keep rates steady in the first half of the year and then reduce them three times starting in July was a major driver of market performance. Trade discussions between the U.S. and China also drove market sentiment. Speculation arose numerous times during the year that the two countries were “close” to reaching an agreement, though occasional tensions seemed to reduce its likelihood. Large-cap shares outperformed their smaller peers. As measured by various Russell indices, growth stocks soundly outperformed value across all market capitalizations.

Industrials was the top relative performer, due to stock selection. Our position in the Triumph Group, Inc. outperformed. The company is a global supplier of aerospace components and systems and a rollup of several acquisitions. The company’s customers include aircraft manufacturers and airlines. Large commercial aircraft account for just more than half of sales, with business jets, regional jets, and military programs making up the balance of revenue.

Energy was also a relative contributor to performance during the period, due to stock choices and a slight underweight exposure. Within the sector, International Seaways, Inc. and WPX Energy, Inc. outperformed. WPX Energy posted solid quarterly results and has been executing well, divesting some high-cost gas assets and improving its balance sheets.

Communication services also boosted relative performance due to favorable stock selection like Cable One, Inc. Shares of the company rose on solid quarterly results and positive investor sentiment toward the recent acquisitions of Clearwave Communications and Fidelity Communications, which are expected to generate significant synergies.

On the other side of the ledger, stock selection in the information technology sector weighed on relative performance, driven by Littelfuse, Inc.

Additionally, financials also detracted from relative results for the period, due to poor stock choices. Within the sector, shares of Green Dot Corp., the leading provider of general-purpose reloadable cards in the U.S., plunged.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	25.53%	8.76%	10.86%	52.18%	180.36%
Small Company Value Trust Series II	25.22%	8.54%	10.64%	50.62%	174.75%
Small Company Value Trust Series NAV	25.65%	8.82%	10.91%	52.62%	181.72%
Russell 2000 Value Index[2,3]	22.39%	6.99%	10.56%	40.20%	172.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 1.25%, 1.45% and 1.20%, respectively, and the net expenses are 1.24%, 1.44% and 1.19%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Strategic Equity Allocation Trust

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Manager: Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital appreciation by investing at least 80% of its net assets in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The trust’s allocation to various markets and types of securities will be actively managed.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	16.6
Financials	14.8
Health care	13.0
Industrials	11.4
Consumer discretionary	10.4
Consumer staples	7.9
Communication services	7.6
Materials	4.3
Energy	4.2
Real estate	3.8
Utilities	3.5
Short-term investments and other	2.5

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2019, Strategic Equity Allocation Trust Series NAV shares returned 27.15% and a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index Returned 28.29%.

Environment  >  Following a steep plunge in the fourth quarter of 2018, U.S. stocks did an about-face early in 2019, and soon were once again hitting all-time highs. After rising steadily over the first four months of the year, share prices were choppy from May through early October. However, the market’s upward momentum reasserted itself in the fourth quarter, lifting the widely followed S&P 500 Index to a 31.49% gain for 2019 overall.

Foreign stocks in developed markets and emerging markets both performed well, although they lagged the S&P 500 Index. Canadian stocks also underperformed their U.S. counterparts. A rising U.S. dollar for most of the year, along with trade worries and slowing economic growth in many markets, hindered equity gains in a number of regions. Reflecting these challenges, the International Monetary Fund downgraded its estimate of 2019 global economic growth late in the period to 3%, the lowest level since the last recession.

Underweight positions in emerging markets equity, as well as small- and mid-capitalization equity, contributed to the portfolio’s return. Overweight positions in the information technology sector, also contributed to returns.

From an asset class perspective, an overweight position in international equity and an underweight position in U.S. equity detracted from the portfolio’s return. An overweight position in the health care sector also detracted from performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2019	1-year	5-year	Since inception	5-year	Since inception
Strategic Equity Allocation Trust Series NAV (began 4/16/12)	27.15%	8.96%	11.18%	53.58%	126.53%
S&P 500 Index[2,4]	31.49%	11.70%	14.12%	73.86%	176.89%
Blended Index[3,4]	28.29%	9.60%	11.84%	58.15%	136.96%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.
3	The blended index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series NAV shares the gross expenses are 0.66% and the net expenses are 0.65%. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

Total Stock Market Index Trust

Subadvisor: Manulife Investment Management (North America) Limited
Portfolio Managers: Brett Hryb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the Wilshire 5000 Total Market Index; and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the Subadvisor believes as a group will behave in a manner similar to the Wilshire 5000 Total Market Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	21.3
Financials	13.3
Health care	12.9
Consumer discretionary	10.0
Communication services	9.8
Industrials	9.3
Consumer staples	7.0
Energy	4.5
Real estate	3.7
Utilities	3.0
Materials	2.4
Short-term investments and other	2.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Total Stock Market Index Trust Series I shares returned 29.63% and the Wilshire 5000 Total Market Full Cap Index returned 30.24%.

Environment  >  The Wilshire 5000 (“Index”) registered one of its best annual performances in recent history, generating 30.24% on a total-return basis, with large-capitalization stocks outperforming their mid- and small-capitalization counterparts over the period.

North American and global equity markets increased sharply over the first quarter following the seemingly accommodative pivot by the U.S. Federal Reserve (Fed) and increased expectations for a trade deal between the U.S. and China.

Most equity markets were back in positive territory by the second quarter. While setbacks in U.S.-China trade talks tempered further equity market gains, the change in tone on the part of the Fed and other central banks proved to be a consequential change in global financial markets. In addition, the G20 meetings in Osaka seemingly helped produce a moderate de-escalation of trade tensions between the U.S. and China.

Despite ongoing growth concerns and uncertainty surrounding U.S.-China trade, U.S. equities achieved modest gains in the third quarter, though the wider Index remained relatively flat. While the Fed’s decision to reduce interest rates twice over the quarter aided sentiment, the policy boost lost its momentum owing to worries about overly aggressive market expectations and whether central banks had sufficient maneuvering room to counter trade uncertainty and structural challenges.

In the fourth quarter, U.S. equity markets made robust gains as a phase-one trade deal was announced between the U.S. and China, while economic data remained stable. The information technology sector was among the principal beneficiaries of easing trade tensions, with the health care and financials sectors trailing closely behind. energy sector stocks increased as oil prices rose on lower-than-expected supply. The real estate sector, which is typically less exposed to economic growth, was positive but lagged, while the utilities sector was flat over the quarter.

Several factors helped drive equities and bond yields higher in the final quarter of 2019, with the U.S. and eurozone manufacturing indicators improving, service sector business surveys picking up and jobs creation posting healthy figures. Significant political risks were avoided, but perhaps only for the time being. The Fed appears comfortable holding interest rates steady at present.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Total Stock Market Index Trust Series I	29.63%	10.48%	12.76%	64.60%	232.21%
Total Stock Market Index Trust Series II	29.40%	10.25%	12.53%	62.92%	225.52%
Total Stock Market Index Trust Series NAV	29.70%	10.54%	12.81%	65.03%	233.70%
Wilshire 5000 Total Market Full Cap Index[2,3]	30.24%	10.97%	13.28%	68.31%	248.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Wilshire 5000 Total Market Full Cap Index is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.59%, 0.79% and 0.54%, respectively, and the net expenses are 0.58%, 0.78% and 0.53%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

John Hancock Variable Insurance Trust
Shareholder expense example

As a shareholder of a portfolio of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. In the case of the American Portfolios and the Lifestyle Portfolios, in addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio
500 Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,107.30	$1.59	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Series II	Actual expenses/actual returns	1,000.00	1,106.50	2.65	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Series NAV	Actual expenses/actual returns	1,000.00	1,107.90	1.33	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
American Asset Allocation Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,080.90	$3.25	0.62% [2]
	Hypothetical example	1,000.00	1,022.10	3.16	0.62% [2]
Series II	Actual expenses/actual returns	1,000.00	1,079.90	3.72	0.71% [2]
	Hypothetical example	1,000.00	1,021.60	3.62	0.71% [2]
Series III	Actual expenses/actual returns	1,000.00	1,082.70	1.42	0.27% [2]
	Hypothetical example	1,000.00	1,023.80	1.38	0.27% [2]
American Global Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,113.50	$3.46	0.65% [2]
	Hypothetical example	1,000.00	1,021.90	3.31	0.65% [2]
Series II	Actual expenses/actual returns	1,000.00	1,113.20	3.84	0.72% [2]
	Hypothetical example	1,000.00	1,021.60	3.67	0.72% [2]
Series III	Actual expenses/actual returns	1,000.00	1,115.30	1.60	0.30% [2]
	Hypothetical example	1,000.00	1,023.70	1.53	0.30% [2]

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio
American Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,119.10	$3.37	0.63% [2]
	Hypothetical example	1,000.00	1,022.00	3.21	0.63% [2]
Series II	Actual expenses/actual returns	1,000.00	1,118.30	3.68	0.69% [2]
	Hypothetical example	1,000.00	1,021.70	3.52	0.69% [2]
Series III	Actual expenses/actual returns	1,000.00	1,121.20	1.50	0.28% [2]
	Hypothetical example	1,000.00	1,023.80	1.43	0.28% [2]
American Growth-Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,085.20	$3.26	0.62% [2]
	Hypothetical example	1,000.00	1,022.10	3.16	0.62% [2]
Series II	Actual expenses/actual returns	1,000.00	1,085.30	3.68	0.70% [2]
	Hypothetical example	1,000.00	1,021.70	3.57	0.70% [2]
Series III	Actual expenses/actual returns	1,000.00	1,087.50	1.42	0.27% [2]
	Hypothetical example	1,000.00	1,023.80	1.38	0.27% [2]
American International Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,068.60	$3.28	0.63% [2]
	Hypothetical example	1,000.00	1,022.00	3.21	0.63% [2]
Series II	Actual expenses/actual returns	1,000.00	1,067.90	3.96	0.76% [2]
	Hypothetical example	1,000.00	1,021.40	3.87	0.76% [2]
Series III	Actual expenses/actual returns	1,000.00	1,070.10	1.46	0.28% [2]
	Hypothetical example	1,000.00	1,023.80	1.43	0.28% [2]
Blue Chip Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,074.20	$4.23	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Series II	Actual expenses/actual returns	1,000.00	1,073.00	5.28	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%
Series NAV	Actual expenses/actual returns	1,000.00	1,074.50	3.97	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Capital Appreciation Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,099.70	$4.29	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Series II	Actual expenses/actual returns	1,000.00	1,098.40	5.34	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%
Series NAV	Actual expenses/actual returns	1,000.00	1,099.10	4.02	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Capital Appreciation Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,060.50	$4.62	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%
Series II	Actual expenses/actual returns	1,000.00	1,058.80	5.66	1.09%
	Hypothetical example	1,000.00	1,019.70	5.55	1.09%
Series NAV	Actual expenses/actual returns	1,000.00	1,061.20	4.36	0.84%
	Hypothetical example	1,000.00	1,021.00	4.28	0.84%
Emerging Markets Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,036.20	$5.85	1.14%
	Hypothetical example	1,000.00	1,019.50	5.80	1.14%
Series II	Actual expenses/actual returns	1,000.00	1,034.10	6.87	1.34%
	Hypothetical example	1,000.00	1,018.50	6.82	1.34%
Series NAV	Actual expenses/actual returns	1,000.00	1,035.80	5.64	1.10%
	Hypothetical example	1,000.00	1,019.70	5.60	1.10%
Equity Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,092.20	$4.06	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Series II	Actual expenses/actual returns	1,000.00	1,091.30	5.11	0.97%
	Hypothetical example	1,000.00	1,020.30	4.94	0.97%
Series NAV	Actual expenses/actual returns	1,000.00	1,092.50	3.80	0.72%
	Hypothetical example	1,000.00	1,021.60	3.67	0.72%

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio
Financial Industries Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,110.70	$4.84	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%
Series II	Actual expenses/actual returns	1,000.00	1,109.10	5.90	1.11%
	Hypothetical example	1,000.00	1,019.60	5.65	1.11%
Series NAV	Actual expenses/actual returns	1,000.00	1,110.50	4.57	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%
Fundamental All Cap Core Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,105.10	$4.03	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Series II	Actual expenses/actual returns	1,000.00	1,103.80	5.09	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Series NAV	Actual expenses/actual returns	1,000.00	1,105.40	3.77	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Fundamental Large Cap Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,104.40	$4.14	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Series II	Actual expenses/actual returns	1,000.00	1,103.10	5.19	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Series NAV	Actual expenses/actual returns	1,000.00	1,104.80	3.87	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Global Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,076.10	$5.02	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Series II	Actual expenses/actual returns	1,000.00	1,074.90	6.01	1.15%
	Hypothetical example	1,000.00	1,019.40	5.85	1.15%
Series NAV	Actual expenses/actual returns	1,000.00	1,076.10	4.76	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%
Health Sciences Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,101.00	$5.83	1.10%
	Hypothetical example	1,000.00	1,019.70	5.60	1.10%
Series II	Actual expenses/actual returns	1,000.00	1,100.00	6.93	1.31%
	Hypothetical example	1,000.00	1,018.60	6.67	1.31%
Series NAV	Actual expenses/actual returns	1,000.00	1,100.90	5.61	1.06%
	Hypothetical example	1,000.00	1,019.90	5.40	1.06%
International Equity Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,069.00	$2.03	0.39%
	Hypothetical example	1,000.00	1,023.20	1.99	0.39%
Series II	Actual expenses/actual returns	1,000.00	1,067.50	3.18	0.61%
	Hypothetical example	1,000.00	1,022.10	3.11	0.61%
Series NAV	Actual expenses/actual returns	1,000.00	1,068.90	1.77	0.34%
	Hypothetical example	1,000.00	1,023.50	1.73	0.34%
International Small Company Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,099.00	$6.51	1.23%
	Hypothetical example	1,000.00	1,019.00	6.26	1.23%
Series II	Actual expenses/actual returns	1,000.00	1,098.00	7.56	1.43%
	Hypothetical example	1,000.00	1,018.00	7.27	1.43%
Series NAV	Actual expenses/actual returns	1,000.00	1,100.00	6.30	1.19%
	Hypothetical example	1,000.00	1,019.20	6.06	1.19%
International Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,053.90	$4.81	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Series II	Actual expenses/actual returns	1,000.00	1,052.80	5.85	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Series NAV	Actual expenses/actual returns	1,000.00	1,054.10	4.56	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio
Lifestyle Aggressive Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,087.60	$1.10	0.21% [2]
	Hypothetical example	1,000.00	1,024.10	1.07	0.21% [2]
Series II	Actual expenses/actual returns	1,000.00	1,086.30	2.16	0.41% [2]
	Hypothetical example	1,000.00	1,023.10	2.09	0.41% [2]
Series NAV	Actual expenses/actual returns	1,000.00	1,088.10	0.84	0.16% [2]
	Hypothetical example	1,000.00	1,024.40	0.82	0.16% [2]
Lifestyle Balanced Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,056.80	$0.62	0.12% [2]
	Hypothetical example	1,000.00	1,024.60	0.61	0.12% [2]
Series II	Actual expenses/actual returns	1,000.00	1,055.40	1.66	0.32% [2]
	Hypothetical example	1,000.00	1,023.60	1.63	0.32% [2]
Series NAV	Actual expenses/actual returns	1,000.00	1,057.30	0.36	0.07% [2]
	Hypothetical example	1,000.00	1,024.90	0.36	0.07% [2]
Lifestyle Conservative Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,037.00	$0.67	0.13% [2]
	Hypothetical example	1,000.00	1,024.60	0.66	0.13% [2]
Series II	Actual expenses/actual returns	1,000.00	1,036.50	1.69	0.33% [2]
	Hypothetical example	1,000.00	1,023.50	1.68	0.33% [2]
Series NAV	Actual expenses/actual returns	1,000.00	1,037.50	0.41	0.08% [2]
	Hypothetical example	1,000.00	1,024.80	0.41	0.08% [2]
Lifestyle Growth Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,069.80	$0.57	0.11% [2]
	Hypothetical example	1,000.00	1,024.70	0.56	0.11% [2]
Series II	Actual expenses/actual returns	1,000.00	1,068.40	1.62	0.31% [2]
	Hypothetical example	1,000.00	1,023.60	1.58	0.31% [2]
Series NAV	Actual expenses/actual returns	1,000.00	1,069.70	0.31	0.06% [2]
	Hypothetical example	1,000.00	1,024.90	0.31	0.06% [2]
Lifestyle Moderate Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,050.50	$0.67	0.13% [2]
	Hypothetical example	1,000.00	1,024.60	0.66	0.13% [2]
Series II	Actual expenses/actual returns	1,000.00	1,049.20	1.70	0.33% [2]
	Hypothetical example	1,000.00	1,023.50	1.68	0.33% [2]
Series NAV	Actual expenses/actual returns	1,000.00	1,050.30	0.41	0.08% [2]
	Hypothetical example	1,000.00	1,024.80	0.41	0.08% [2]
Mid Cap Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,067.10	$2.34	0.45%
	Hypothetical example	1,000.00	1,022.90	2.29	0.45%
Series II	Actual expenses/actual returns	1,000.00	1,066.40	3.44	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Series NAV	Actual expenses/actual returns	1,000.00	1,067.70	2.14	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Mid Cap Stock Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,028.70	$4.76	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Series II	Actual expenses/actual returns	1,000.00	1,027.80	5.78	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Series NAV	Actual expenses/actual returns	1,000.00	1,028.70	4.50	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Mid Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,065.90	$5.21	1.00%
	Hypothetical example	1,000.00	1,020.20	5.09	1.00%
Series II	Actual expenses/actual returns	1,000.00	1,064.80	6.25	1.20%
	Hypothetical example	1,000.00	1,019.20	6.11	1.20%
Series NAV	Actual expenses/actual returns	1,000.00	1,065.90	4.95	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio
Mutual Shares Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,084.80	$5.89	1.12%
	Hypothetical example	1,000.00	1,019.60	5.70	1.12%
Real Estate Securities Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,087.70	$4.26	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Series II	Actual expenses/actual returns	1,000.00	1,086.50	5.31	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%
Series NAV	Actual expenses/actual returns	1,000.00	1,088.30	4.00	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Science & Technology Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,096.60	$5.71	1.08%
	Hypothetical example	1,000.00	1,019.80	5.50	1.08%
Series II	Actual expenses/actual returns	1,000.00	1,095.30	6.76	1.28%
	Hypothetical example	1,000.00	1,018.80	6.51	1.28%
Series NAV	Actual expenses/actual returns	1,000.00	1,096.80	5.44	1.03%
	Hypothetical example	1,000.00	1,020.00	5.24	1.03%
Small Cap Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,071.60	$2.77	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
Series II	Actual expenses/actual returns	1,000.00	1,070.50	3.81	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Series NAV	Actual expenses/actual returns	1,000.00	1,072.00	2.51	0.48%
	Hypothetical example	1,000.00	1,022.80	2.45	0.48%
Small Cap Opportunities Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,076.40	$5.18	0.99%
	Hypothetical example	1,000.00	1,020.20	5.04	0.99%
Series II	Actual expenses/actual returns	1,000.00	1,074.90	6.22	1.19%
	Hypothetical example	1,000.00	1,019.20	6.06	1.19%
Series NAV	Actual expenses/actual returns	1,000.00	1,076.80	4.92	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Small Cap Stock Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,071.20	$5.85	1.12%
	Hypothetical example	1,000.00	1,019.60	5.70	1.12%
Series II	Actual expenses/actual returns	1,000.00	1,069.40	6.89	1.32%
	Hypothetical example	1,000.00	1,018.60	6.72	1.32%
Series NAV	Actual expenses/actual returns	1,000.00	1,071.00	5.59	1.07%
	Hypothetical example	1,000.00	1,019.80	5.45	1.07%
Small Cap Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,095.90	$5.71	1.08%
	Hypothetical example	1,000.00	1,019.80	5.50	1.08%
Series II	Actual expenses/actual returns	1,000.00	1,095.20	6.76	1.28%
	Hypothetical example	1,000.00	1,018.80	6.51	1.28%
Series NAV	Actual expenses/actual returns	1,000.00	1,096.20	5.44	1.03%
	Hypothetical example	1,000.00	1,020.00	5.24	1.03%
Small Company Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,070.40	$5.90	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Series II	Actual expenses/actual returns	1,000.00	1,068.70	6.93	1.33%
	Hypothetical example	1,000.00	1,018.50	6.77	1.33%
Series NAV	Actual expenses/actual returns	1,000.00	1,071.00	5.64	1.08%
	Hypothetical example	1,000.00	1,019.80	5.50	1.08%
Strategic Equity Allocation Trust
Series NAV	Actual expenses/actual returns	$1,000.00	$1,089.00	$2.84	0.54%
	Hypothetical example	1,000.00	1,022.50	2.75	0.54%

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio
Total Stock Market Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,095.30	$2.64	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Series II	Actual expenses/actual returns	1,000.00	1,094.10	3.69	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Series NAV	Actual expenses/actual returns	1,000.00	1,095.40	2.38	0.45%
	Hypothetical example	1,000.00	1,022.90	2.29	0.45%
[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund's total net assets as of the report date. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.

500 Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.0%
Communication services - 10.1%
Alphabet, Inc., Class A (A)	66,274	$88,766,733	1.5%
Alphabet, Inc., Class C (A)	66,111	88,391,729	1.5%
AT&T, Inc.	1,615,787	63,144,956	1.0%
Comcast Corp., Class A	1,004,156	45,156,895	0.7%
Facebook, Inc., Class A (A)	532,285	109,251,496	1.8%
Netflix, Inc. (A)	96,936	31,365,582	0.5%
The Walt Disney Company	398,671	57,659,787	0.9%
Verizon Communications, Inc.	914,791	56,168,167	0.9%
OTHER SECURITIES		75,145,084	1.3%
		615,050,429
Consumer discretionary - 9.5%
Amazon.com, Inc. (A)	92,119	170,221,173	2.8%
McDonald's Corp.	166,576	32,917,083	0.5%
NIKE, Inc., Class B	275,608	27,921,846	0.5%
The Home Depot, Inc.	241,280	52,690,726	0.9%
OTHER SECURITIES		293,611,476	4.8%
		577,362,304
Consumer staples - 7.0%
Costco Wholesale Corp.	97,718	28,721,275	0.5%
PepsiCo, Inc.	308,434	42,153,675	0.7%
Philip Morris International, Inc.	344,143	29,283,128	0.5%
The Coca-Cola Company	852,915	47,208,845	0.8%
The Procter & Gamble Company	551,604	68,895,340	1.1%
Walmart, Inc.	313,776	37,289,140	0.6%
OTHER SECURITIES		172,781,796	2.8%
		426,333,199
Energy - 4.2%
Chevron Corp.	418,241	50,402,223	0.8%
Exxon Mobil Corp.	935,875	65,305,358	1.1%
OTHER SECURITIES		141,551,109	2.3%
		257,258,690
Financials - 12.5%
Bank of America Corp.	1,790,659	63,067,010	1.0%
Berkshire Hathaway, Inc., Class B (A)	432,654	97,996,131	1.6%
Citigroup, Inc.	482,899	38,578,801	0.6%
JPMorgan Chase & Co.	693,757	96,709,726	1.6%
Wells Fargo & Company	851,295	45,799,671	0.8%
OTHER SECURITIES		424,382,516	6.9%
		766,533,855
Health care - 13.8%
Abbott Laboratories	390,929	33,956,093	0.6%
AbbVie, Inc.	327,099	28,961,345	0.5%
Amgen, Inc.	131,427	31,683,107	0.5%
Bristol-Myers Squibb Company	518,508	33,283,029	0.5%
Johnson & Johnson	582,142	84,917,054	1.4%
Medtronic PLC	296,477	33,635,316	0.6%
Merck & Company, Inc.	563,144	51,217,947	0.8%
Pfizer, Inc.	1,224,088	47,959,768	0.8%
Thermo Fisher Scientific, Inc.	88,695	28,814,345	0.5%
UnitedHealth Group, Inc.	209,558	61,605,861	1.0%
OTHER SECURITIES		404,609,207	6.6%
		840,643,072
500 Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials - 8.8%
Honeywell International, Inc.	158,047	$27,974,319	0.5%
The Boeing Company	118,259	38,524,052	0.6%
OTHER SECURITIES		469,223,134	7.7%
		535,721,505
Information technology - 22.5%
Accenture PLC, Class A	140,469	29,578,557	0.5%
Adobe, Inc. (A)	107,073	35,313,746	0.6%
Apple, Inc.	923,834	271,283,849	4.4%
Cisco Systems, Inc.	938,343	45,002,930	0.7%
Intel Corp.	962,173	57,586,054	0.9%
Mastercard, Inc., Class A	196,356	58,629,938	1.0%
Microsoft Corp.	1,687,410	266,104,557	4.4%
NVIDIA Corp.	135,368	31,852,090	0.5%
PayPal Holdings, Inc. (A)	259,719	28,093,804	0.5%
salesforce.com, Inc. (A)	196,195	31,909,155	0.5%
Visa, Inc., Class A	378,640	71,146,456	1.2%
OTHER SECURITIES		446,514,357	7.3%
		1,373,015,493
Materials - 2.6%		157,140,216	2.6%
Real estate - 2.8%		173,218,617	2.8%
Utilities - 3.2%		196,667,735	3.2%
TOTAL COMMON STOCKS (Cost $2,723,758,954)		$5,918,945,115
SHORT-TERM INVESTMENTS - 3.7%
U.S. Government Agency - 3.0%
Federal Home Loan Bank Discount Note, 1.525%, 01/16/2020 *	$50,000,000	49,970,639	0.8%
Federal Home Loan Bank Discount Note, 1.530%, 04/03/2020 *	40,000,000	39,839,511	0.7%
Federal Home Loan Bank Discount Note, 1.560%, 02/04/2020 *	20,000,000	19,972,133	0.3%
Federal Home Loan Bank Discount Note, 1.560%, 02/26/2020 *	30,000,000	29,930,333	0.5%
Federal Home Loan Bank Discount Note, 1.565%, 02/06/2020 *	25,000,000	24,963,056	0.4%
Federal Home Loan Bank Discount Note, 1.570%, 03/26/2020 *	20,000,000	19,927,200	0.3%
		184,602,872
Short-term funds - 0.6%
John Hancock Collateral Trust, 1.7338% (B)(C)	3,509,241	35,112,410	0.6%
Repurchase agreement - 0.1%		8,815,000	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $228,522,220)		$228,530,282
Total Investments (500 Index Trust) (Cost $2,952,281,174) - 100.7%		$6,147,475,397	100.7%
Other assets and liabilities, net - (0.7)%		(43,238,997)	(0.7)%
TOTAL NET ASSETS - 100.0%		$6,104,236,400	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-19.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

500 Index Trust (continued)
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 Index E-Mini Futures	1,110	Long	Mar 2020	$176,334,042	$179,251,561	$2,917,519
						$2,917,519
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
American Asset Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	58,015,184	$1,395,265,168	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $1,051,288,588)	$1,395,265,168
	Total Investments (American Asset Allocation Trust) (Cost $1,051,288,588) - 100.0%	$1,395,265,168	100.0%
	Other assets and liabilities, net - (0.0)%	(46,919)	(0.0)%
	TOTAL NET ASSETS - 100.0%	$1,395,218,249	100.0%
American Global Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American Global Growth Fund - Class 1	6,713,381	$218,654,823	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $181,851,873)	$218,654,823
	Total Investments (American Global Growth Trust) (Cost $181,851,873) - 100.0%	$218,654,823	100.0%
	Other assets and liabilities, net - (0.0)%	(12,687)	(0.0)%
	TOTAL NET ASSETS - 100.0%	$218,642,136	100.0%
American Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	10,554,509	$857,237,257	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $745,029,286)	$857,237,257
	Total Investments (American Growth Trust) (Cost $745,029,286) - 100.0%	$857,237,257	100.0%
	Other assets and liabilities, net - (0.0)%	(32,900)	(0.0)%
	TOTAL NET ASSETS - 100.0%	$857,204,357	100.0%
American Growth-Income Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	19,896,211	$1,008,936,857	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $900,979,112)	$1,008,936,857
	Total Investments (American Growth-Income Trust) (Cost $900,979,112) - 100.0%	$1,008,936,857	100.0%
	Other assets and liabilities, net - (0.0)%	(38,573)	(0.0)%
	TOTAL NET ASSETS - 100.0%	$1,008,898,284	100.0%
American International Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American International Fund - Class 1	23,216,461	$484,295,374	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $442,478,146)	$484,295,374
	Total Investments (American International Trust) (Cost $442,478,146) - 100.0%	$484,295,374	100.0%
	Other assets and liabilities, net - (0.0)%	(19,739)	(0.0)%
	TOTAL NET ASSETS - 100.0%	$484,275,635	100.0%
Blue Chip Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.5%
Communication services - 17.9%
Alphabet, Inc., Class A (A)	19,927	$26,690,025	1.2%
Alphabet, Inc., Class C (A)	85,227	113,950,204	5.3%
Facebook, Inc., Class A (A)	678,020	139,163,605	6.4%
InterActiveCorp (A)	54,325	13,532,901	0.6%
Netflix, Inc. (A)	98,697	31,935,388	1.5%
Tencent Holdings, Ltd.	1,034,300	49,828,565	2.3%
OTHER SECURITIES		13,186,087	0.6%
		388,286,775
Consumer discretionary - 20.9%
Alibaba Group Holding, Ltd., ADR (A)	445,595	94,510,700	4.4%
Amazon.com, Inc. (A)	102,961	190,255,453	8.8%
Aptiv PLC	130,834	12,425,305	0.6%
Booking Holdings, Inc. (A)	15,702	32,247,668	1.5%

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Dollar General Corp.	164,082	$25,593,510	1.2%
Hilton Worldwide Holdings, Inc.	104,846	11,628,470	0.5%
NIKE, Inc., Class B	124,595	12,622,719	0.6%
Ross Stores, Inc.	170,086	19,801,412	0.9%
OTHER SECURITIES		53,320,829	2.4%
		452,406,066
Consumer staples - 0.0%		259,642	0.0%
Energy - 0.3%		6,623,392	0.3%
Financials - 4.4%
Intercontinental Exchange, Inc.	131,226	12,144,966	0.6%
S&P Global, Inc.	46,650	12,737,783	0.6%
TD Ameritrade Holding Corp.	245,081	12,180,526	0.6%
Willis Towers Watson PLC (B)	101,850	20,567,589	0.9%
OTHER SECURITIES		37,246,339	1.7%
		94,877,203
Health care - 15.6%
Anthem, Inc.	73,906	22,321,829	1.0%
Becton, Dickinson and Company	110,162	29,960,759	1.4%
Centene Corp. (A)	159,232	10,010,916	0.5%
Cigna Corp.	187,579	38,358,030	1.8%
Danaher Corp.	166,515	25,556,722	1.2%
HCA Healthcare, Inc.	66,639	9,849,911	0.5%
Intuitive Surgical, Inc. (A)	53,743	31,770,174	1.5%
Stryker Corp.	184,564	38,747,366	1.8%
Thermo Fisher Scientific, Inc.	78,351	25,453,889	1.2%
UnitedHealth Group, Inc.	142,708	41,953,298	1.9%
Vertex Pharmaceuticals, Inc. (A)	163,350	35,765,483	1.6%
OTHER SECURITIES		28,029,831	1.2%
		337,778,208
Industrials - 6.1%
CoStar Group, Inc. (A)	15,606	9,337,070	0.4%
Northrop Grumman Corp.	30,752	10,577,765	0.5%
Roper Technologies, Inc.	39,394	13,954,537	0.7%
The Boeing Company	146,558	47,742,734	2.2%
United Airlines Holdings, Inc. (A)	128,996	11,363,258	0.5%
OTHER SECURITIES		39,965,925	1.8%
		132,941,289
Information technology - 33.3%
Apple, Inc.	188,005	55,207,668	2.6%
Fidelity National Information Services, Inc.	257,797	35,856,985	1.7%
Fiserv, Inc. (A)	303,364	35,077,979	1.6%
FleetCor Technologies, Inc. (A)	38,919	11,197,775	0.5%
Global Payments, Inc.	225,508	41,168,740	1.9%
Intuit, Inc.	152,523	39,950,349	1.8%
Mastercard, Inc., Class A	235,594	70,346,012	3.2%
Microsoft Corp.	684,999	108,024,343	5.0%
NVIDIA Corp.	61,480	14,466,244	0.7%
PayPal Holdings, Inc. (A)	318,633	34,466,532	1.6%
salesforce.com, Inc. (A)	249,914	40,646,013	1.9%
ServiceNow, Inc. (A)	146,209	41,277,725	1.9%
Splunk, Inc. (A)	113,846	17,050,715	0.8%
Visa, Inc., Class A	427,139	80,259,418	3.7%
VMware, Inc., Class A (A)(B)	68,257	10,360,730	0.5%
Workday, Inc., Class A (A)	133,080	21,885,006	1.0%
OTHER SECURITIES		65,452,394	2.9%
		722,694,628
Materials - 0.7%		14,676,845	0.7%
Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Real estate - 0.0%		$117,208	0.0%
Utilities - 0.3%		5,678,794	0.3%
TOTAL COMMON STOCKS (Cost $1,379,601,535)		$2,156,340,050
SHORT-TERM INVESTMENTS - 1.4%
Short-term funds - 1.4%
John Hancock Collateral Trust, 1.7338% (C)(D)	2,221,974	22,232,407	1.0%
OTHER SECURITIES		7,064,816	0.4%
		29,297,223
TOTAL SHORT-TERM INVESTMENTS (Cost $29,296,869)		$29,297,223
Total Investments (Blue Chip Growth Trust) (Cost $1,408,898,404) - 100.9%		$2,185,637,273	100.9%
Other assets and liabilities, net - (0.9)%		(18,783,554)	(0.9)%
TOTAL NET ASSETS - 100.0%		$2,166,853,719	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.0%
Communication services - 13.5%
Alphabet, Inc., Class A (A)	12,267	$16,430,297	3.0%
Alphabet, Inc., Class C (A)	12,263	16,395,876	3.0%
Facebook, Inc., Class A (A)	78,873	16,188,683	3.0%
Netflix, Inc. (A)	48,577	15,718,060	2.9%
The Walt Disney Company	60,295	8,720,466	1.6%
		73,453,382
Consumer discretionary - 22.1%
adidas AG	21,936	7,140,560	1.3%
Alibaba Group Holding, Ltd., ADR (A)	91,335	19,372,154	3.6%
Amazon.com, Inc. (A)	16,128	29,801,963	5.5%
Chipotle Mexican Grill, Inc. (A)	7,268	6,084,115	1.1%
Kering SA	16,716	11,014,415	2.0%
Lululemon Athletica, Inc. (A)	45,150	10,459,901	1.9%
Marriott International, Inc., Class A	36,735	5,562,781	1.0%
NIKE, Inc., Class B	119,958	12,152,945	2.3%
Tesla, Inc. (A)(B)	26,118	10,925,943	2.0%
The Home Depot, Inc.	29,122	6,359,662	1.2%
OTHER SECURITIES		1,132,024	0.2%
		120,006,463
Consumer staples - 4.0%
Costco Wholesale Corp.	34,785	10,224,007	1.9%
The Estee Lauder Companies, Inc., Class A	42,772	8,834,129	1.6%
OTHER SECURITIES		2,789,325	0.5%
		21,847,461
Financials - 2.2%
JPMorgan Chase & Co.	39,321	5,481,347	1.0%

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
S&P Global, Inc.	22,939	$6,263,494	1.2%
		11,744,841
Health care - 11.1%
AstraZeneca PLC, ADR (B)	217,260	10,832,584	2.0%
BioMarin Pharmaceutical, Inc. (A)	34,641	2,928,897	0.5%
Danaher Corp.	34,077	5,230,138	1.0%
DexCom, Inc. (A)	17,618	3,853,761	0.7%
Edwards Lifesciences Corp. (A)	22,357	5,215,665	1.0%
Eli Lilly & Company	28,926	3,801,744	0.7%
Illumina, Inc. (A)	23,342	7,743,475	1.4%
Intuitive Surgical, Inc. (A)	12,270	7,253,411	1.3%
Vertex Pharmaceuticals, Inc. (A)	23,842	5,220,206	1.0%
OTHER SECURITIES		8,337,665	1.5%
		60,417,546
Industrials - 5.7%
Airbus SE	42,181	6,190,699	1.2%
Safran SA	42,569	6,575,177	1.2%
The Boeing Company	28,622	9,323,903	1.7%
Union Pacific Corp.	33,875	6,124,261	1.1%
OTHER SECURITIES		2,675,202	0.5%
		30,889,242
Information technology - 40.4%
Adobe, Inc. (A)	51,876	17,109,224	3.2%
Adyen NV (A)(C)	8,488	6,982,191	1.3%
Apple, Inc.	93,180	27,362,307	5.0%
Broadcom, Inc.	21,449	6,778,313	1.2%
Coupa Software, Inc. (A)	22,479	3,287,554	0.6%
FleetCor Technologies, Inc. (A)	32,076	9,228,907	1.7%
Mastercard, Inc., Class A	72,331	21,597,313	4.0%
Microsoft Corp.	179,081	28,241,074	5.2%
NVIDIA Corp.	58,237	13,703,166	2.5%
PayPal Holdings, Inc. (A)	48,779	5,276,424	1.0%
QUALCOMM, Inc.	85,955	7,583,810	1.4%
salesforce.com, Inc. (A)	128,499	20,899,077	3.9%
ServiceNow, Inc. (A)	20,891	5,897,947	1.1%
Shopify, Inc., Class A (A)	14,263	5,670,684	1.0%
Splunk, Inc. (A)	48,579	7,275,677	1.3%
Visa, Inc., Class A	92,695	17,417,391	3.2%
Workday, Inc., Class A (A)	29,769	4,895,512	0.9%
Xilinx, Inc.	35,715	3,491,856	0.6%
OTHER SECURITIES		6,488,153	1.3%
		219,186,580
TOTAL COMMON STOCKS (Cost $400,130,570)		$537,545,515
SHORT-TERM INVESTMENTS - 3.2%
Short-term funds - 3.2%
John Hancock Collateral Trust, 1.7338% (D)(E)	1,599,235	16,001,464	2.9%
OTHER SECURITIES		1,394,117	0.3%
		17,395,581
TOTAL SHORT-TERM INVESTMENTS (Cost $17,395,287)		$17,395,581
Total Investments (Capital Appreciation Trust) (Cost $417,525,857) - 102.2%		$554,941,096	102.2%
Other assets and liabilities, net - (2.2)%		(12,138,492)	(2.2)%
TOTAL NET ASSETS - 100.0%		$542,802,604	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
Capital Appreciation Trust (continued)
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 63.7%
Communication services - 4.0%
Alphabet, Inc., Class A (A)(B)	635	$850,513	0.2%
Alphabet, Inc., Class C (B)	7,290	9,746,876	2.4%
Facebook, Inc., Class A (B)	28,300	5,808,575	1.4%
		16,405,964
Consumer discretionary - 5.5%
Amazon.com, Inc. (A)(B)	4,699	8,683,000	2.1%
Aptiv PLC	25,719	2,442,533	0.6%
Hilton Worldwide Holdings, Inc.	49,868	5,530,860	1.3%
Yum! Brands, Inc. (A)	48,677	4,903,234	1.2%
OTHER SECURITIES		1,304,226	0.3%
		22,863,853
Consumer staples - 1.1%
Keurig Dr. Pepper, Inc. (C)	161,393	4,672,327	1.1%
Energy - 0.3%		1,129,653	0.3%
Financials - 5.8%
Intercontinental Exchange, Inc.	48,706	4,507,740	1.1%
Marsh & McLennan Companies, Inc.	112,067	12,485,384	3.0%
S&P Global, Inc.	21,749	5,938,564	1.4%
The PNC Financial Services Group, Inc. (A)	7,100	1,133,373	0.3%
		24,065,061
Health care - 14.5%
Alcon, Inc. (B)	144,169	8,165,965	2.0%
Avantor, Inc. (B)	88,156	1,600,031	0.4%
Becton, Dickinson and Company (A)	37,528	10,206,490	2.5%
Danaher Corp.	70,207	10,775,370	2.6%
Envista Holdings Corp. (B)	87,161	2,583,466	0.6%
PerkinElmer, Inc. (C)	134,682	13,077,622	3.1%
Thermo Fisher Scientific, Inc.	29,055	9,439,098	2.3%
UnitedHealth Group, Inc. (A)	13,800	4,056,924	1.0%
		59,904,966
Industrials - 8.8%
Fortive Corp. (C)	112,244	8,574,319	2.1%
General Electric Company	1,314,639	14,671,371	3.5%
Roper Technologies, Inc.	25,107	8,893,653	2.2%
Waste Connections, Inc.	45,138	4,098,079	1.0%
		36,237,422
Information technology - 17.2%
Fiserv, Inc. (B)	112,842	13,047,920	3.2%
Global Payments, Inc.	37,735	6,888,902	1.7%
Maxim Integrated Products, Inc.	80,782	4,968,901	1.2%
Microsoft Corp. (A)	113,100	17,835,870	4.3%
NXP Semiconductors NV (A)	40,389	5,139,901	1.2%
TE Connectivity, Ltd.	25,403	2,434,624	0.6%
Texas Instruments, Inc. (A)	40,200	5,157,258	1.2%
Visa, Inc., Class A (A)	82,593	15,519,225	3.8%
		70,992,601

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Real estate - 0.1%		$459,640	0.1%
Utilities - 6.4%
American Electric Power Company, Inc.	83,625	7,903,399	1.9%
American Water Works Company, Inc. (C)	24,112	2,962,159	0.7%
Eversource Energy	21,715	1,847,295	0.5%
NextEra Energy, Inc.	10,456	2,532,025	0.6%
NiSource, Inc.	173,031	4,817,183	1.2%
Xcel Energy, Inc.	99,362	6,308,493	1.5%
		26,370,554
TOTAL COMMON STOCKS (Cost $204,402,995)		$263,102,041
PREFERRED SECURITIES - 5.4%
Financials - 1.8%
Wells Fargo & Company, Series L, 7.500%	3,702	5,367,900	1.3%
OTHER SECURITIES		2,007,410	0.5%
		7,375,310
Health care - 1.6%
Avantor, Inc., 6.250%	53,534	3,372,642	0.8%
Becton, Dickinson and Company, 6.125%	50,574	3,310,574	0.8%
		6,683,216
Industrials - 0.3%
Fortive Corp., 5.000%	1,082	1,053,215	0.3%
Utilities - 1.7%
American Electric Power Company, Inc., 6.125%	10,402	563,060	0.1%
CMS Energy Corp., 5.875%	50,000	1,338,500	0.3%
CMS Energy Corp., 5.875%	50,000	1,365,500	0.3%
NiSource, Inc. (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	22,637	631,120	0.2%
OTHER SECURITIES		3,114,192	0.8%
		7,012,372
TOTAL PREFERRED SECURITIES (Cost $19,491,469)		$22,124,113
CORPORATE BONDS - 15.4%
Communication services - 4.8%
CCO Holdings LLC 4.000%, 03/01/2023 (D)	$416,000	421,720	0.1%
CCO Holdings LLC 5.000%, 02/01/2028 (D)	2,095,000	2,198,325	0.5%
CCO Holdings LLC 5.125%, 02/15/2023	253,000	255,530	0.1%
CCO Holdings LLC 5.125%, 05/01/2023 (D)	400,000	408,252	0.1%
CCO Holdings LLC 5.125%, 05/01/2027 (D)	1,341,000	1,414,755	0.4%
CCO Holdings LLC 5.250%, 09/30/2022	575,000	581,469	0.2%
CCO Holdings LLC 5.750%, 09/01/2023	402,000	409,538	0.1%
CCO Holdings LLC 5.750%, 01/15/2024	41,000	41,718	0.0%
CCO Holdings LLC 5.875%, 04/01/2024 (D)	550,000	568,563	0.1%
Netflix, Inc. 4.375%, 11/15/2026	1,260,000	1,291,500	0.3%
Netflix, Inc. 4.875%, 04/15/2028	2,995,000	3,110,907	0.8%
Netflix, Inc. 5.375%, 02/01/2021	25,000	25,781	0.0%
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Communication services (continued)
Netflix, Inc. 5.500%, 02/15/2022	$80,000	$84,700	0.0%
Netflix, Inc. 5.875%, 02/15/2025	405,000	451,575	0.1%
Netflix, Inc. 5.875%, 11/15/2028	2,970,000	3,292,423	0.8%
Netflix, Inc. 6.375%, 05/15/2029	1,405,000	1,599,944	0.4%
OTHER SECURITIES		3,540,207	0.8%
		19,696,907
Consumer discretionary - 2.2%
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750%, 06/01/2027 (D)	1,642,000	1,728,205	0.4%
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC 5.000%, 06/01/2024 (D)	467,000	483,929	0.1%
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC 5.250%, 06/01/2026 (D)	1,135,000	1,197,425	0.3%
Yum! Brands, Inc. 3.750%, 11/01/2021	950,000	969,000	0.2%
Yum! Brands, Inc. 3.875%, 11/01/2020	527,000	531,611	0.1%
Yum! Brands, Inc. 3.875%, 11/01/2023	540,000	556,200	0.1%
Yum! Brands, Inc. 5.350%, 11/01/2043	564,000	558,360	0.1%
Yum! Brands, Inc. 6.875%, 11/15/2037	367,000	425,720	0.1%
OTHER SECURITIES		2,795,611	0.8%
		9,246,061
Consumer staples - 1.3%		5,400,027	1.3%
Energy - 0.3%		1,333,832	0.3%
Financials - 1.0%
Marsh & McLennan Companies, Inc. 2.350%, 03/06/2020	140,000	140,050	0.0%
Marsh & McLennan Companies, Inc. 2.750%, 01/30/2022	190,000	192,970	0.1%
Marsh & McLennan Companies, Inc. 3.300%, 03/14/2023	65,000	67,212	0.0%
Refinitiv US Holdings, Inc. 6.250%, 05/15/2026 (D)	550,000	600,188	0.2%
Refinitiv US Holdings, Inc. 8.250%, 11/15/2026 (D)	735,000	827,794	0.2%
State Street Corp. (5.250% to 9-15-20, then 3 month LIBOR + 3.597%) 09/15/2020 (E)	435,000	446,084	0.1%
The PNC Financial Services Group, Inc. (5.000% to 11-1-26, then 3 month LIBOR + 3.300%) 11/01/2026 (E)	525,000	561,419	0.1%
OTHER SECURITIES		1,235,264	0.3%
		4,070,981

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Health care - 1.8%
Avantor, Inc. 6.000%, 10/01/2024 (D)	$85,000	$90,630	0.0%
Avantor, Inc. 9.000%, 10/01/2025 (D)	1,990,000	2,223,885	0.5%
Becton, Dickinson and Company 2.894%, 06/06/2022	796,000	808,887	0.2%
Becton, Dickinson and Company 3.363%, 06/06/2024	420,000	437,240	0.1%
Becton, Dickinson and Company (3 month LIBOR + 1.030%) 2.917%, 06/06/2022 (F)	400,000	402,945	0.1%
OTHER SECURITIES		3,330,411	0.9%
		7,293,998
Industrials - 1.1%
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) 01/21/2021 (C)(E)	1,638,000	1,604,355	0.4%
Roper Technologies, Inc. 3.650%, 09/15/2023	420,000	440,741	0.1%
OTHER SECURITIES		2,521,446	0.6%
		4,566,542
Information technology - 0.8%
Fiserv, Inc. 2.700%, 06/01/2020	580,000	581,436	0.1%
Fiserv, Inc. 3.800%, 10/01/2023	240,000	253,343	0.1%
Solera LLC 10.500%, 03/01/2024 (D)	2,115,000	2,244,142	0.5%
OTHER SECURITIES		285,036	0.1%
		3,363,957
Materials - 0.5%
Reynolds Group Issuer, Inc. 5.125%, 07/15/2023 (D)	440,000	450,450	0.1%
Reynolds Group Issuer, Inc. 5.750%, 10/15/2020	1,322,832	1,324,486	0.3%
Reynolds Group Issuer, Inc. (3 month LIBOR + 3.500%) 5.501%, 07/15/2021 (D)(F)	195,000	195,244	0.1%
		1,970,180
Real estate - 0.8%		3,499,160	0.8%
Utilities - 0.8%
American Electric Power Company, Inc. 3.650%, 12/01/2021	75,000	77,357	0.0%
Eversource Energy 2.750%, 03/15/2022	275,000	278,997	0.1%
Eversource Energy 3.800%, 12/01/2023	125,000	131,568	0.0%
NiSource, Inc. 3.490%, 05/15/2027	585,000	614,743	0.1%
NiSource, Inc. 4.375%, 05/15/2047	430,000	475,612	0.1%
NiSource, Inc. (5.650% to 6-15-23, then 5 Year CMT + 2.843%) 06/15/2023 (E)	575,000	589,375	0.1%
OTHER SECURITIES		1,017,821	0.4%
		3,185,473
TOTAL CORPORATE BONDS (Cost $61,140,086)		$63,627,118
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS (G) - 3.7%
Communication services - 0.3%		$1,084,891	0.3%
Consumer staples - 0.1%		513,203	0.1%
Financials - 1.8%
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 2.750%) 4.690%, 04/25/2025	$2,877,588	2,873,790	0.7%
HUB International, Ltd., 2019 Incremental Term Loan B (3 month LIBOR + 4.000%) 5.903%, 04/25/2025	915,000	923,400	0.2%
Refinitiv US Holdings, Inc., 2018 USD Term Loan (1 month LIBOR + 3.250%) 5.049%, 10/01/2025	3,567,670	3,597,996	0.9%
OTHER SECURITIES		140,716	0.0%
		7,535,902
Health care - 0.3%		1,251,655	0.3%
Information technology - 1.1%
Kronos, Inc., 2017 Term Loan B (3 month LIBOR + 3.000%) 4.909%, 11/01/2023	2,731,811	2,743,940	0.7%
OTHER SECURITIES		1,938,216	0.4%
		4,682,156
Materials - 0.1%		203,101	0.1%
TOTAL TERM LOANS (Cost $15,183,433)		$15,270,908
ASSET BACKED SECURITIES - 0.4%		1,570,278	0.4%
TOTAL ASSET BACKED SECURITIES (Cost $1,522,344)		$1,570,278
SHORT-TERM INVESTMENTS - 14.6%
Short-term funds - 13.9%
John Hancock Collateral Trust, 1.7338% (H)(I)	935,259	9,357,920	2.3%
T. Rowe Price Government Reserve Fund, 1.5876% (H)	48,119,594	48,119,594	11.6%
		57,477,514
Repurchase agreement - 0.7%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $2,942,090 on 1-2-20, collateralized by $2,975,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $3,001,620)	$2,942,000	2,942,000	0.7%
TOTAL SHORT-TERM INVESTMENTS (Cost $60,419,416)		$60,419,514
Total Investments (Capital Appreciation Value Trust) (Cost $362,159,743) - 103.2%		$426,113,972	103.2%
Other assets and liabilities, net - (3.2)%		(13,312,192)	(3.2)%
TOTAL NET ASSETS - 100.0%		$412,801,780	100.0%
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 12-31-19.

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
Capital Appreciation Value Trust (continued)
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	The rate shown is the annualized seven-day yield as of 12-31-19.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls

GSI	Alphabet, Inc., Class A	USD	1,270.00	Jan 2020	2	200	$ 10,474	$ (14,578)
GSI	Alphabet, Inc., Class A	USD	1,300.00	Jan 2020	2	200	8,472	(9,233)
GSI	Alphabet, Inc., Class A	USD	1,350.00	Jan 2020	2	200	5,796	(2,577)
CITI	Alphabet, Inc., Class C	USD	1,300.00	Jan 2020	20	2,000	97,382	(88,041)
CITI	Alphabet, Inc., Class C	USD	1,340.00	Jan 2020	5	500	40,113	(8,221)
CITI	Alphabet, Inc., Class C	USD	1,350.00	Jan 2020	7	700	26,579	(8,176)
CITI	Alphabet, Inc., Class C	USD	1,365.00	Jan 2020	2	200	5,821	(1,280)
CITI	Alphabet, Inc., Class C	USD	1,400.00	Jan 2020	5	500	31,273	(506)
CITI	Alphabet, Inc., Class C	USD	1,500.00	Jan 2020	4	400	17,036	—
CITI	Alphabet, Inc., Class C	USD	1,500.00	Jan 2021	4	400	32,028	(26,337)
CITI	Alphabet, Inc., Class C	USD	1,500.00	Jan 2021	4	400	30,188	(26,337)
CITI	Alphabet, Inc., Class C	USD	1,500.00	Jan 2021	4	400	29,548	(26,337)
CITI	Amazon.com, Inc.	USD	1,800.00	Jan 2020	4	400	74,944	(25,263)
CITI	Amazon.com, Inc.	USD	2,000.00	Jan 2020	1	100	11,608	(279)
CITI	Amazon.com, Inc.	USD	2,025.00	Jan 2020	1	100	10,908	(200)
CITI	Amazon.com, Inc.	USD	2,100.00	Jan 2020	1	100	8,958	(96)
CITI	Amazon.com, Inc.	USD	2,300.00	Jan 2020	6	600	63,568	(221)
CSFB	Amazon.com, Inc.	USD	2,500.00	Jan 2020	2	200	24,705	(27)
CSFB	Amazon.com, Inc.	USD	2,600.00	Jan 2020	2	200	20,545	(14)
CSFB	Amazon.com, Inc.	USD	2,700.00	Jan 2020	3	300	25,663	(10)
CSFB	Amazon.com, Inc.	USD	2,200.00	Jan 2021	4	400	25,911	(33,765)
CSFB	Amazon.com, Inc.	USD	2,200.00	Jan 2021	3	300	18,037	(25,324)
CSFB	Amazon.com, Inc.	USD	2,200.00	Jan 2021	3	300	19,133	(25,324)
CSFB	Amazon.com, Inc.	USD	2,200.00	Jan 2021	2	200	12,542	(16,883)
CITI	American Electric Power Company, Inc.	USD	85.00	Jan 2020	158	15,800	22,372	(151,814)
CITI	American Electric Power Company, Inc.	USD	95.00	Jan 2020	112	11,200	19,583	(7,923)
CITI	American Electric Power Company, Inc.	USD	105.00	Jan 2021	56	5,600	8,792	(10,785)
CITI	American Electric Power Company, Inc.	USD	105.00	Jan 2021	55	5,500	8,635	(10,592)
CITI	American Tower Corp.	USD	175.00	Jan 2020	20	2,000	15,084	(109,977)
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2021	4	400	3,743	(5,025)
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2021	10	1,000	9,138	(12,562)
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2021	14	1,400	13,990	(17,587)
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2021	12	1,200	14,555	(15,074)
CITI	Danaher Corp.	USD	150.00	Jan 2020	19	1,900	4,986	(9,021)
JPM	Facebook, Inc., Class A	USD	200.00	Jan 2020	55	5,500	53,904	(40,235)
JPM	Facebook, Inc., Class A	USD	220.00	Jan 2020	94	9,400	39,695	(1,556)
JPM	Facebook, Inc., Class A	USD	220.00	Jan 2020	4	400	3,615	(66)
JPM	General Electric Company	USD	15.00	Jan 2021	347	34,700	18,044	(15,842)
JPM	General Electric Company	USD	15.00	Jan 2021	347	34,700	19,612	(15,842)
CITI	McDonald's Corp.	USD	195.00	Jan 2020	26	2,600	26,124	(10,160)
CSFB	McDonald's Corp.	USD	195.00	Jan 2020	11	1,100	8,330	(4,299)
CITI	McDonald's Corp.	USD	200.00	Jan 2020	26	2,600	21,564	(2,811)
CSFB	McDonald's Corp.	USD	200.00	Jan 2020	3	300	1,846	(324)
CITI	Microsoft Corp.	USD	120.00	Jan 2020	52	5,200	32,259	(196,655)
CITI	Microsoft Corp.	USD	125.00	Jan 2020	92	9,200	52,428	(302,017)
CSFB	Microsoft Corp.	USD	125.00	Jan 2020	112	11,200	51,752	(367,671)
CITI	Microsoft Corp.	USD	130.00	Jan 2020	93	9,300	40,327	(258,907)
CSFB	Microsoft Corp.	USD	130.00	Jan 2020	26	2,600	8,601	(72,383)
RBC	Microsoft Corp.	USD	130.00	Jan 2020	87	8,700	24,886	(242,204)
CITI	Microsoft Corp.	USD	135.00	Jan 2020	95	9,500	55,753	(217,131)
CSFB	Microsoft Corp.	USD	165.00	Jan 2021	70	7,000	47,257	(80,683)
The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
CSFB	Microsoft Corp.	USD	165.00	Jan 2021	67	6,700	$ 46,364	$ (77,225)
CSFB	NXP Semiconductors NV	USD	140.00	Jan 2021	23	2,300	17,038	(24,602)
CSFB	NXP Semiconductors NV	USD	140.00	Jan 2021	10	1,000	7,002	(10,697)
CSFB	NXP Semiconductors NV	USD	140.00	Jan 2021	54	5,400	40,910	(57,762)
CITI	S&P Global, Inc.	USD	220.00	Jan 2020	40	4,000	38,649	(213,095)
CITI	S&P Global, Inc.	USD	230.00	Jan 2020	39	3,900	22,590	(168,861)
JPM	Texas Instruments, Inc.	USD	120.00	Jan 2020	39	3,900	9,972	(33,829)
RBC	Texas Instruments, Inc.	USD	125.00	Jan 2020	180	18,000	59,307	(77,174)
GSI	Texas Instruments, Inc.	USD	130.00	Jan 2020	8	800	5,806	(926)
JPM	Texas Instruments, Inc.	USD	130.00	Jan 2020	86	8,600	33,214	(9,952)
GSI	Texas Instruments, Inc.	USD	135.00	Jan 2020	10	1,000	4,220	(75)
GSI	Texas Instruments, Inc.	USD	140.00	Jan 2020	10	1,000	2,620	—
GSI	Texas Instruments, Inc.	USD	135.00	Jan 2021	28	2,800	18,215	(26,050)
GSI	Texas Instruments, Inc.	USD	140.00	Jan 2021	28	2,800	14,162	(20,767)
CSFB	The PNC Financial Services Group, Inc.	USD	140.00	Jan 2020	71	7,100	37,098	(140,407)
RBC	Thermo Fisher Scientific, Inc.	USD	400.00	Jan 2021	10	1,000	7,797	(8,659)
RBC	Thermo Fisher Scientific, Inc.	USD	400.00	Jan 2021	18	1,800	12,731	(15,586)
RBC	Thermo Fisher Scientific, Inc.	USD	400.00	Jan 2021	4	400	2,838	(3,464)
CITI	UnitedHealth Group, Inc.	USD	270.00	Jan 2020	16	1,600	23,645	(39,825)
CITI	UnitedHealth Group, Inc.	USD	280.00	Jan 2020	16	1,600	17,519	(25,500)
CITI	UnitedHealth Group, Inc.	USD	290.00	Jan 2020	20	2,000	36,340	(16,847)
GSI	UnitedHealth Group, Inc.	USD	290.00	Jan 2020	9	900	16,471	(7,581)
GSI	UnitedHealth Group, Inc.	USD	300.00	Jan 2020	16	1,600	23,627	(5,338)
GSI	UnitedHealth Group, Inc.	USD	310.00	Jan 2020	2	200	1,657	(184)
CSFB	Visa, Inc., Class A	USD	150.00	Jan 2020	33	3,300	30,571	(125,550)
CSFB	Visa, Inc., Class A	USD	155.00	Jan 2020	33	3,300	24,836	(109,078)
CSFB	Visa, Inc., Class A	USD	160.00	Jan 2020	54	5,400	37,267	(151,551)
CSFB	Visa, Inc., Class A	USD	165.00	Jan 2020	45	4,500	22,482	(103,876)
CSFB	Visa, Inc., Class A	USD	170.00	Jan 2020	45	4,500	23,584	(81,556)
GSI	Visa, Inc., Class A	USD	170.00	Jan 2020	44	4,400	25,609	(79,743)
CSFB	Visa, Inc., Class A	USD	175.00	Jan 2020	44	4,400	15,827	(58,198)
GSI	Visa, Inc., Class A	USD	175.00	Jan 2020	107	10,700	50,969	(141,528)
GSI	Visa, Inc., Class A	USD	180.00	Jan 2020	36	3,600	23,789	(30,679)
CITI	Yum! Brands, Inc.	USD	100.00	Jan 2020	51	5,100	18,517	(10,089)
BOA	Yum! Brands, Inc.	USD	115.00	Jan 2020	18	1,800	2,209	—
CITI	Yum! Brands, Inc.	USD	115.00	Jan 2020	10	1,000	3,570	—
CITI	Yum! Brands, Inc.	USD	115.00	Jan 2020	25	2,500	8,925	—
CITI	Yum! Brands, Inc.	USD	115.00	Jan 2020	10	1,000	2,020	—
CITI	Yum! Brands, Inc.	USD	115.00	Jan 2020	8	800	1,616	—
CITI	Yum! Brands, Inc.	USD	115.00	Jan 2020	20	2,000	3,667	—
BOA	Yum! Brands, Inc.	USD	120.00	Jan 2020	18	1,800	739	—
CITI	Yum! Brands, Inc.	USD	120.00	Jan 2020	10	1,000	1,851	—
CITI	Yum! Brands, Inc.	USD	120.00	Jan 2020	27	2,700	4,887	—
CITI	Yum! Brands, Inc.	USD	120.00	Jan 2020	10	1,000	740	—
CITI	Yum! Brands, Inc.	USD	120.00	Jan 2020	8	800	592	—
CITI	Yum! Brands, Inc.	USD	120.00	Jan 2020	20	2,000	1,299	—
							$2,083,465	$(4,394,429)
Derivatives Currency Abbreviations
USD	U.S. Dollar
Derivatives Abbreviations
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
CSFB	Credit Suisse First Boston International
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
RBC	Royal Bank of Canada

See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.2%
Australia - 0.0%		$57,691	0.0%
Brazil - 5.8%
Banco do Brasil SA	78,883	1,041,138	0.5%
Petroleo Brasileiro SA	438,503	3,512,503	1.5%
Vale SA	471,832	6,278,043	2.7%
OTHER SECURITIES		2,737,721	1.1%
		13,569,405
Chile - 1.0%		2,395,586	1.0%
China - 15.9%
Agricultural Bank of China, Ltd., H Shares	1,933,000	850,832	0.4%
Bank of China, Ltd., H Shares	4,674,694	1,998,331	0.9%
China Construction Bank Corp., H Shares	7,375,000	6,394,435	2.7%
China Petroleum & Chemical Corp., ADR	15,616	939,302	0.4%
China Petroleum & Chemical Corp., H Shares (A)	908,000	546,735	0.2%
CNOOC, Ltd.	2,048,000	3,405,477	1.5%
CNOOC, Ltd., ADR	987	164,503	0.1%
Industrial & Commercial Bank of China, Ltd., H Shares	4,339,000	3,347,665	1.4%
PetroChina Company, Ltd., ADR	1,761	88,631	0.0%
PetroChina Company, Ltd., H Shares	2,020,000	1,016,859	0.4%
Trip.com Group, Ltd., ADR (B)	25,103	841,955	0.4%
OTHER SECURITIES		17,554,923	7.5%
		37,149,648
Colombia - 0.3%		665,950	0.3%
Czech Republic - 0.2%		482,155	0.2%
Greece - 0.3%		744,548	0.3%
Hong Kong - 7.2%
China Mobile, Ltd.	547,500	4,626,297	2.0%
China Mobile, Ltd., ADR	10,037	424,264	0.2%
China Overseas Land & Investment, Ltd.	406,000	1,581,205	0.7%
China Resources Land, Ltd.	306,000	1,522,453	0.7%
OTHER SECURITIES		8,620,572	3.6%
		16,774,791
Hungary - 0.4%		840,998	0.4%
India - 12.2%
Axis Bank, Ltd.	97,890	1,032,589	0.5%
Bharti Airtel, Ltd. (B)	254,603	1,626,651	0.7%
ICICI Bank, Ltd.	185,794	1,408,365	0.6%
Reliance Industries, Ltd., GDR (C)	211,730	8,982,161	3.9%
OTHER SECURITIES		15,490,748	6.5%
		28,540,514
Indonesia - 2.2%
Bank Mandiri Persero Tbk PT	1,884,440	1,041,273	0.5%
OTHER SECURITIES		3,974,728	1.7%
		5,016,001
Malaysia - 2.4%		5,608,345	2.4%
Mexico - 3.0%
Grupo Financiero Banorte SAB de CV, Series O	183,982	1,027,166	0.5%
Grupo Mexico SAB de CV, Series B	524,895	1,443,027	0.6%
OTHER SECURITIES		4,497,323	1.9%
		6,967,516
Philippines - 1.6%		3,632,900	1.6%
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Poland - 0.8%		$1,938,050	0.8%
Russia - 2.3%
Gazprom PJSC, ADR (London Stock Exchange)	254,607	2,101,406	0.9%
LUKOIL PJSC, ADR (London Stock Exchange)	28,710	2,859,706	1.2%
OTHER SECURITIES		433,825	0.2%
		5,394,937
South Africa - 6.1%
Absa Group, Ltd.	90,035	960,498	0.4%
AngloGold Ashanti, Ltd.	59,710	1,356,363	0.6%
Gold Fields, Ltd., ADR	208,070	1,373,262	0.6%
MTN Group, Ltd.	217,876	1,284,411	0.6%
Sasol, Ltd.	59,943	1,300,501	0.6%
Standard Bank Group, Ltd.	168,297	2,024,271	0.9%
OTHER SECURITIES		5,946,612	2.4%
		14,245,918
South Korea - 14.5%
Hana Financial Group, Inc.	49,639	1,578,917	0.7%
Hyundai Mobis Company, Ltd.	6,438	1,424,347	0.6%
Hyundai Motor Company	16,193	1,686,612	0.7%
KB Financial Group, Inc.	22,097	910,351	0.4%
KB Financial Group, Inc., ADR	43,651	1,805,842	0.8%
Kia Motors Corp. (B)	32,179	1,228,933	0.5%
LG Electronics, Inc.	16,836	1,045,805	0.5%
POSCO	14,137	2,873,540	1.2%
Shinhan Financial Group Company, Ltd., ADR	75,584	2,877,483	1.2%
OTHER SECURITIES		18,540,237	7.9%
		33,972,067
Spain - 0.2%		382,655	0.2%
Taiwan - 16.0%
Cathay Financial Holding Company, Ltd.	952,423	1,352,318	0.6%
China Steel Corp.	2,263,180	1,805,754	0.8%
CTBC Financial Holding Company, Ltd.	2,278,348	1,704,529	0.7%
Fubon Financial Holding Company, Ltd.	972,417	1,505,918	0.7%
Hon Hai Precision Industry Company, Ltd.	1,173,448	3,559,672	1.5%
Mega Financial Holding Company, Ltd. (A)	1,080,472	1,103,292	0.5%
Taiwan Cement Corp.	769,815	1,122,898	0.5%
United Microelectronics Corp. (A)	1,910,794	1,047,019	0.5%
Yuanta Financial Holding Company, Ltd.	1,338,319	902,224	0.4%
OTHER SECURITIES		23,383,112	9.8%
		37,486,736
Thailand - 2.9%
Kasikornbank PCL, NVDR	196,600	989,714	0.4%
PTT PCL	840,300	1,232,968	0.5%
OTHER SECURITIES		4,542,481	2.0%
		6,765,163
Turkey - 0.8%		1,922,320	0.8%
Ukraine - 0.1%		117,061	0.1%
United States - 0.0%		101,828	0.0%
TOTAL COMMON STOCKS (Cost $232,058,045)		$224,772,783

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES - 2.6%
Brazil - 2.5%
Petroleo Brasileiro SA	618,377	$4,670,626	2.0%
OTHER SECURITIES		1,254,721	0.5%
		5,925,347
Colombia - 0.1%		237,927	0.1%
Panama - 0.0%		22,853	0.0%
South Korea - 0.0%		17,843	0.0%
TOTAL PREFERRED SECURITIES (Cost $4,833,696)		$6,203,970
RIGHTS - 0.0%		3,727	0.0%
TOTAL RIGHTS (Cost $0)		$3,727
SHORT-TERM INVESTMENTS - 1.2%
Short-term funds - 1.2%
John Hancock Collateral Trust, 1.7338% (D)(E)	273,815	2,739,712	1.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $2,739,782)		$2,739,712
Total Investments (Emerging Markets Value Trust) (Cost $239,631,523) - 100.0%		$233,720,192	100.0%
Other assets and liabilities, net - (0.0)%		(44,993)	(0.0)%
TOTAL NET ASSETS - 100.0%		$233,675,199	100.0%
Emerging Markets Value Trust (continued)
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI Emerging Markets Index Futures	27	Long	Mar 2020	$1,469,519	$1,510,110	$40,591
						$40,591
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Equity Income Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.1%
Communication services - 6.1%
Comcast Corp., Class A	429,588	$19,318,572	1.1%
Fox Corp., Class B	542,332	19,740,885	1.2%
Verizon Communications, Inc.	481,959	29,592,283	1.8%
OTHER SECURITIES		34,706,423	2.0%
		103,358,163
Consumer discretionary - 2.4%
Las Vegas Sands Corp.	250,260	17,277,950	1.0%
OTHER SECURITIES		23,828,194	1.4%
		41,106,144
Consumer staples - 8.0%
Conagra Brands, Inc.	679,630	23,270,531	1.4%
Kimberly-Clark Corp.	194,110	26,699,831	1.6%
Philip Morris International, Inc.	344,651	29,326,354	1.7%
Tyson Foods, Inc., Class A	358,688	32,654,956	1.9%
OTHER SECURITIES		22,720,763	1.4%
		134,672,435
Energy - 8.8%
Exxon Mobil Corp.	422,137	29,456,720	1.8%
Equity Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy (continued)
Occidental Petroleum Corp.	486,159	$20,034,612	1.2%
TC Energy Corp.	576,257	30,720,261	1.8%
TOTAL SA	738,538	40,981,848	2.4%
OTHER SECURITIES		27,030,359	1.6%
		148,223,800
Financials - 23.4%
American International Group, Inc.	528,071	27,105,884	1.6%
Chubb, Ltd.	202,269	31,485,193	1.9%
Fifth Third Bancorp	841,861	25,878,807	1.5%
JPMorgan Chase & Co.	402,835	56,155,199	3.3%
MetLife, Inc.	446,955	22,781,296	1.3%
Morgan Stanley	639,331	32,682,601	1.9%
State Street Corp.	344,952	27,285,703	1.6%
The PNC Financial Services Group, Inc.	121,091	19,329,756	1.1%
U.S. Bancorp (A)	309,117	18,327,547	1.1%
Wells Fargo & Company	1,226,593	65,990,704	3.9%

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Equity Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
OTHER SECURITIES		$70,070,081	4.2%
		397,092,771
Health care - 12.5%
Allergan PLC	79,477	15,193,618	0.9%
Anthem, Inc.	79,427	23,989,337	1.4%
Becton, Dickinson and Company	21,955	5,971,101	0.4%
CVS Health Corp.	386,546	28,716,502	1.7%
Gilead Sciences, Inc.	256,705	16,680,691	1.0%
Johnson & Johnson	256,575	37,426,595	2.2%
Medtronic PLC	220,355	24,999,275	1.5%
Pfizer, Inc.	669,924	26,247,622	1.5%
OTHER SECURITIES		33,104,936	1.9%
		212,329,677
Industrials - 11.9%
General Electric Company	2,870,807	32,038,206	1.9%
L3Harris Technologies, Inc.	127,653	25,258,699	1.5%
The Boeing Company	86,786	28,271,407	1.6%
United Parcel Service, Inc., Class B	214,996	25,167,432	1.5%
OTHER SECURITIES		91,222,218	5.4%
		201,957,962
Information technology - 8.0%
Cisco Systems, Inc.	410,876	19,705,613	1.1%
Microsoft Corp.	164,553	25,950,008	1.5%
QUALCOMM, Inc.	486,769	42,947,629	2.5%
Texas Instruments, Inc.	114,387	14,674,708	0.9%
OTHER SECURITIES		32,834,808	2.0%
		136,112,766
Materials - 4.4%
CF Industries Holdings, Inc.	326,078	15,566,964	0.9%
DuPont de Nemours, Inc.	248,517	15,954,791	0.9%
International Paper Company	330,797	15,233,202	0.9%
OTHER SECURITIES		28,446,074	1.7%
		75,201,031
Real estate - 3.5%
Equity Residential	190,334	15,401,827	0.9%
Weyerhaeuser Company	693,196	20,934,519	1.2%
OTHER SECURITIES		23,000,813	1.4%
		59,337,159
Utilities - 7.1%
Edison International	302,913	22,842,669	1.4%
NextEra Energy, Inc.	69,962	16,941,998	1.0%
NiSource, Inc.	843,157	23,473,491	1.4%
Sempra Energy	55,567	8,417,289	0.5%
The Southern Company	632,317	40,278,593	2.4%
OTHER SECURITIES		7,404,345	0.4%
		119,358,385
TOTAL COMMON STOCKS (Cost $1,303,019,626)		$1,628,750,293
PREFERRED SECURITIES - 2.1%
Health care - 0.8%
Becton, Dickinson and Company, 6.125%	218,508	14,303,534	0.8%
Utilities - 1.3%
Sempra Energy, 6.000%	77,626	9,316,673	0.5%
Sempra Energy, 6.750% (A)	24,765	2,948,769	0.2%
The Southern Company, 6.750%	134,102	7,228,098	0.4%
Equity Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES (continued)
Utilities (continued)
OTHER SECURITIES		$2,687,036	0.2%
		22,180,576
TOTAL PREFERRED SECURITIES (Cost $30,286,715)		$36,484,110
CONVERTIBLE BONDS - 0.2%
Financials - 0.2%		3,601,972	0.2%
TOTAL CONVERTIBLE BONDS (Cost $3,124,000)		$3,601,972
SHORT-TERM INVESTMENTS - 3.1%
Short-term funds - 3.1%
John Hancock Collateral Trust, 1.7338% (B)(C)	2,788,726	27,903,159	1.6%
T. Rowe Price Government Reserve Fund, 1.5876% (B)	21,736,282	21,736,282	1.3%
OTHER SECURITIES		3,141,397	0.2%
		52,780,838
TOTAL SHORT-TERM INVESTMENTS (Cost $52,781,651)		$52,780,838
Total Investments (Equity Income Trust) (Cost $1,389,211,992) - 101.5%		$1,721,617,213	101.5%
Other assets and liabilities, net - (1.5)%		(26,023,112)	(1.5)%
TOTAL NET ASSETS - 100.0%		$1,695,594,101	100.0%
Security Abbreviations and Legend
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	The rate shown is the annualized seven-day yield as of 12-31-19.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Financial Industries Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.7%
Financials - 82.2%
American Express Company	25,374	$3,158,809	2.0%
Ameris Bancorp	35,378	1,504,980	1.0%
Aon PLC	20,832	4,339,097	2.7%
Ares Management Corp., Class A	79,948	2,853,344	1.8%
Arthur J. Gallagher & Company	29,866	2,844,139	1.8%
Assured Guaranty, Ltd.	61,121	2,996,151	1.9%
Atlantic Union Bankshares Corp.	47,713	1,791,623	1.1%
AXA Equitable Holdings, Inc.	117,320	2,907,190	1.8%
Bank of America Corp.	149,139	5,252,676	3.3%
Berkshire Hathaway, Inc., Class B (A)	11,589	2,624,909	1.7%
BOK Financial Corp.	22,853	1,997,352	1.3%
Chubb, Ltd.	15,792	2,458,182	1.6%
Cincinnati Financial Corp.	21,389	2,249,053	1.4%
Citigroup, Inc.	70,115	5,601,487	3.6%
Citizens Financial Group, Inc.	114,460	4,648,221	2.9%
Close Brothers Group PLC	81,617	1,728,649	1.1%
Columbia Banking System, Inc.	50,638	2,060,207	1.3%
Discover Financial Services	28,751	2,438,660	1.5%
Eurazeo SE	16,276	1,117,202	0.7%
First Horizon National Corp.	148,561	2,460,170	1.6%
First Merchants Corp.	38,694	1,609,283	1.0%

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Financial Industries Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
JPMorgan Chase & Co.	41,721	$5,815,907	3.7%
KeyCorp	141,125	2,856,370	1.8%
Kinsale Capital Group, Inc. (B)	31,394	3,191,514	2.0%
KKR & Company, Inc., Class A	97,476	2,843,375	1.8%
Lincoln National Corp.	26,033	1,536,207	1.0%
M&T Bank Corp.	14,736	2,501,436	1.6%
PacWest Bancorp (B)	41,575	1,591,075	1.0%
Palomar Holdings, Inc. (A)	34,397	1,736,705	1.1%
Pinnacle Financial Partners, Inc.	25,753	1,648,192	1.0%
SVB Financial Group (A)	11,670	2,929,637	1.9%
TCF Financial Corp.	30,146	1,410,833	0.9%
The Blackstone Group, Inc., Class A	49,836	2,787,826	1.8%
The Hanover Insurance Group, Inc.	20,847	2,849,159	1.8%
Tradeweb Markets, Inc., Class A	63,231	2,930,757	1.9%
TriCo Bancshares	39,444	1,609,710	1.0%
U.S. Bancorp	72,593	4,304,039	2.7%
Voya Financial, Inc.	52,987	3,231,147	2.0%
Western Alliance Bancorp	51,088	2,912,016	1.8%
Willis Towers Watson PLC	10,327	2,085,434	1.3%
Zions Bancorp NA	62,472	3,243,546	2.1%
OTHER SECURITIES		17,017,091	10.9%
		129,673,360
Information technology - 7.7%
Adyen NV (A)(C)	3,202	2,633,951	1.7%
Fiserv, Inc. (A)	10,174	1,176,420	0.7%
Visa, Inc., Class A	25,292	4,752,367	3.0%
WEX, Inc. (A)	13,980	2,928,251	1.9%
OTHER SECURITIES		708,611	0.4%
		12,199,600
Real estate - 6.8%
Nippon Prologis REIT, Inc.	458	1,166,485	0.7%
Prologis, Inc.	36,134	3,220,985	2.1%
OTHER SECURITIES		6,281,076	4.0%
		10,668,546
TOTAL COMMON STOCKS (Cost $124,220,864)		$152,541,506
Financial Industries Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CONVERTIBLE BONDS - 0.6%
Financials - 0.6%		$936,236	0.6%
TOTAL CONVERTIBLE BONDS (Cost $812,000)		$936,236
SHORT-TERM INVESTMENTS - 4.3%
U.S. Government Agency - 2.8%
Federal Home Loan Bank Discount Note, 1.150%, 01/02/2020 *	$1,853,000	1,853,000	1.2%
Federal Home Loan Mortgage Corp. Discount Note, 1.050%, 01/02/2020 *	1,996,000	1,996,000	1.3%
OTHER SECURITIES		551,000	0.3%
		4,400,000
Short-term funds - 1.4%
John Hancock Collateral Trust, 1.7338% (D)(E)	212,575	2,126,965	1.4%
Repurchase agreement - 0.1%		151,000	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $6,677,836)		$6,677,965
Total Investments (Financial Industries Trust) (Cost $131,710,700) - 101.6%		$160,155,707	101.6%
Other assets and liabilities, net - (1.6)%		(2,463,021)	(1.6)%
TOTAL NET ASSETS - 100.0%		$157,692,686	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	450,000	USD	498,925	CITI	2/12/2020	$7,097	—
EUR	240,000	USD	270,041	MSCS	2/12/2020	—	$(163)
EUR	580,000	USD	644,499	RBC	2/12/2020	7,706	—
GBP	60,000	USD	73,816	CITI	2/12/2020	5,750	—
GBP	90,000	USD	116,065	JPM	2/12/2020	3,283	—
JPY	15,350,000	USD	142,151	CITI	2/12/2020	—	(600)
JPY	6,780,000	USD	62,193	MSCS	2/12/2020	329	—
NOK	320,000	USD	34,807	GSI	2/12/2020	1,648	—
NOK	680,000	USD	74,468	JPM	2/12/2020	2,999	—
NOK	5,270,000	USD	575,948	MSCS	2/12/2020	24,425	—
NOK	5,300,000	USD	579,008	SSB	2/12/2020	24,783	—
NOK	1,940,000	USD	211,275	TD	2/12/2020	9,736	—
USD	288,710	EUR	260,000	JPM	2/12/2020	—	(3,658)
USD	5,378,590	EUR	4,820,000	RBC	2/12/2020	—	(41,462)
USD	503,314	EUR	450,000	SSB	2/12/2020	—	(2,707)
The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Financial Industries Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	1,699,792	GBP	1,360,000	CITI	2/12/2020	—	$(103,700)
USD	92,279	GBP	70,000	JPM	2/12/2020	—	(548)
USD	64,620	GBP	50,000	RBC	2/12/2020	—	(1,685)
USD	112,171	JPY	12,110,000	MSCS	2/12/2020	$497	—
USD	1,329,043	JPY	140,570,000	SSB	2/12/2020	32,764	—
USD	72,232	NOK	670,000	CITI	2/12/2020	—	(4,097)
USD	1,336,044	NOK	12,020,000	MSCS	2/12/2020	—	(33,309)
USD	91,697	NOK	820,000	TD	2/12/2020	—	(1,720)
						$121,017	$(193,649)
Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
USD	U.S. Dollar
Derivatives Abbreviations
CITI	Citibank, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
RBC	Royal Bank of Canada
SSB	State Street Bank and Trust Company
TD	The Toronto-Dominion Bank

See Notes to financial statements regarding investment transactions and other derivatives information.
Fundamental All Cap Core Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.3%
Communication services - 16.9%
Alphabet, Inc., Class A (A)	67,520	$90,435,613	4.8%
CarGurus, Inc. (A)	1,190,404	41,878,413	2.2%
Facebook, Inc., Class A (A)	516,359	105,982,685	5.7%
Liberty Media Corp.-Liberty Formula One, Series C (A)	1,210,244	55,628,865	3.0%
Twitter, Inc. (A)	714,836	22,910,494	1.2%
		316,836,070
Consumer discretionary - 21.2%
Amazon.com, Inc. (A)	79,824	147,501,980	7.9%
Dollar Tree, Inc. (A)	202,349	19,030,923	1.0%
Group 1 Automotive, Inc.	218,292	21,829,200	1.2%
Lennar Corp., A Shares	1,164,809	64,984,694	3.5%
NVR, Inc. (A)	8,173	31,126,135	1.7%
Polaris, Inc.	393,110	39,979,287	2.1%
Ralph Lauren Corp.	132,805	15,567,402	0.8%
Salvatore Ferragamo SpA	631,524	13,292,254	0.7%
Tempur Sealy International, Inc. (A)	500,645	43,586,154	2.3%
		396,898,029
Consumer staples - 4.9%
Anheuser-Busch InBev SA, ADR	591,170	48,499,587	2.6%
Diageo PLC, ADR	126,401	21,288,456	1.1%
The Hain Celestial Group, Inc. (A)	852,683	22,131,387	1.2%
		91,919,430
Energy - 6.3%
Baker Hughes Company	1,077,875	27,625,936	1.5%
Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy (continued)
Cheniere Energy, Inc. (A)	844,494	$51,573,249	2.7%
Kinder Morgan, Inc.	500,376	10,592,960	0.6%
National Oilwell Varco, Inc.	458,076	11,474,804	0.6%
Suncor Energy, Inc.	507,216	16,636,685	0.9%
		117,903,634
Financials - 19.0%
American Express Company	123,821	15,414,476	0.8%
Bank of America Corp.	2,620,491	92,293,693	4.9%
Citigroup, Inc.	1,164,849	93,059,787	5.0%
First Hawaiian, Inc.	1,271,136	36,672,274	2.0%
Morgan Stanley	1,253,809	64,094,716	3.4%
Synchrony Financial	442,458	15,932,913	0.9%
The Goldman Sachs Group, Inc.	161,270	37,080,811	2.0%
		354,548,670
Health care - 5.6%
Alnylam Pharmaceuticals, Inc. (A)	119,530	13,766,270	0.7%
Amgen, Inc.	155,750	37,546,653	2.0%
Anthem, Inc.	53,672	16,210,554	0.9%
Hologic, Inc. (A)	464,567	24,255,043	1.3%
Moderna, Inc. (A)	626,013	12,244,814	0.7%
		104,023,334
Industrials - 7.1%
IHS Markit, Ltd. (A)	545,089	41,072,454	2.2%
Regal Beloit Corp.	177,538	15,199,028	0.8%
Roper Technologies, Inc.	71,185	25,215,863	1.4%

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
Sensata Technologies Holding PLC (A)	344,886	$18,579,009	1.0%
The Manitowoc Company, Inc. (A)	503,955	8,819,213	0.5%
United Rentals, Inc. (A)	139,275	23,226,892	1.2%
		132,112,459
Information technology - 14.8%
Analog Devices, Inc.	97,138	11,543,880	0.6%
Apple, Inc.	402,116	118,081,363	6.3%
Microsoft Corp.	249,365	39,324,861	2.1%
NVIDIA Corp.	89,773	21,123,587	1.1%
salesforce.com, Inc. (A)	224,452	36,504,873	2.0%
Samsung Electronics Company, Ltd.	430,133	20,726,751	1.1%
Workday, Inc., Class A (A)	177,158	29,133,633	1.6%
		276,438,948
Real estate - 3.5%
American Tower Corp.	224,312	51,551,384	2.8%
Five Point Holdings LLC, Class A (A)	1,945,443	13,520,829	0.7%
		65,072,213
TOTAL COMMON STOCKS (Cost $1,291,017,406)		$1,855,752,787
SHORT-TERM INVESTMENTS - 0.7%
U.S. Government Agency - 0.6%
Federal Home Loan Mortgage Corp. Discount Note, 1.050%, 01/02/2020 *	$5,044,000	5,044,000	0.3%
OTHER SECURITIES		6,074,000	0.3%
		11,118,000
Repurchase agreement - 0.1%		1,358,000	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $12,475,651)		$12,476,000
Total Investments (Fundamental All Cap Core Trust) (Cost $1,303,493,057) - 100.0%		$1,868,228,787	100.0%
Other assets and liabilities, net - (0.0)%		(340,027)	(0.0)%
TOTAL NET ASSETS - 100.0%		$1,867,888,760	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Fundamental Large Cap Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.9%
Communication services - 7.6%
Alphabet, Inc., Class A (A)	11,087	$14,849,817	2.2%
Comcast Corp., Class A	272,437	12,251,492	1.9%
Fox Corp., Class A	80,703	2,991,660	0.5%
Fox Corp., Class B	318,001	11,575,236	1.7%
The Walt Disney Company	59,142	8,553,707	1.3%
		50,221,912
Consumer discretionary - 6.8%
eBay, Inc.	316,505	11,428,996	1.7%
Group 1 Automotive, Inc.	39,692	3,969,200	0.6%
Lennar Corp., A Shares	417,500	23,292,325	3.5%
Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Tempur Sealy International, Inc. (A)	78,319	$6,818,452	1.0%
		45,508,973
Consumer staples - 7.5%
Anheuser-Busch InBev SA, ADR	116,872	9,588,179	1.5%
Danone SA	142,466	11,831,218	1.8%
Heineken Holding NV	171,978	16,714,961	2.5%
PepsiCo, Inc.	84,438	11,540,141	1.7%
		49,674,499
Energy - 8.8%
Baker Hughes Company	354,565	9,087,501	1.4%
Cheniere Energy, Inc. (A)	100,547	6,140,405	0.9%
Chevron Corp.	134,026	16,151,473	2.4%
Kinder Morgan, Inc.	880,788	18,646,282	2.8%
Suncor Energy, Inc.	259,968	8,526,950	1.3%
		58,552,611
Financials - 28.2%
American Express Company	150,109	18,687,069	2.8%
Bank of America Corp.	962,835	33,911,049	5.1%
Berkshire Hathaway, Inc., Class B (A)	60,715	13,751,948	2.1%
Citigroup, Inc.	433,196	34,608,028	5.2%
JPMorgan Chase & Co.	192,340	26,812,196	4.0%
KKR & Company, Inc., Class A	235,877	6,880,532	1.0%
Morgan Stanley	407,517	20,832,269	3.1%
Synchrony Financial	202,164	7,279,926	1.1%
The Goldman Sachs Group, Inc.	79,072	18,181,025	2.8%
Wells Fargo & Company	122,381	6,584,098	1.0%
		187,528,140
Health care - 15.7%
Allergan PLC	89,130	17,038,982	2.6%
Amgen, Inc.	18,986	4,576,955	0.7%
Danaher Corp.	193,006	29,622,561	4.5%
Gilead Sciences, Inc.	140,509	9,130,275	1.4%
Hologic, Inc. (A)	146,317	7,639,211	1.1%
Merck & Company, Inc.	160,602	14,606,752	2.2%
UnitedHealth Group, Inc.	33,494	9,846,566	1.5%
Zimmer Biomet Holdings, Inc.	77,299	11,570,114	1.7%
		104,031,416
Industrials - 9.5%
L3Harris Technologies, Inc.	48,905	9,676,832	1.5%
Parker-Hannifin Corp.	74,474	15,328,239	2.3%
Union Pacific Corp.	66,827	12,081,653	1.8%
United Rentals, Inc. (A)	48,038	8,011,297	1.2%
United Technologies Corp.	121,823	18,244,212	2.7%
		63,342,233
Information technology - 14.6%
Apple, Inc.	106,493	31,271,669	4.7%
Cisco Systems, Inc.	193,063	9,259,301	1.4%
Cognizant Technology Solutions Corp., Class A	83,719	5,192,252	0.8%
Microsoft Corp.	206,870	32,623,399	4.9%
Oracle Corp.	208,657	11,054,648	1.7%
Samsung Electronics Company, Ltd.	155,570	7,496,427	1.1%
		96,897,696

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Materials - 1.2%
LyondellBasell Industries NV, Class A	83,765	$7,914,121	1.2%
TOTAL COMMON STOCKS (Cost $482,013,129)		$663,671,601
SHORT-TERM INVESTMENTS - 0.5%
U.S. Government Agency - 0.4%
Federal Agricultural Mortgage Corp. Discount Note, 1.150%, 01/02/2020 *	$362,000	362,000	0.0%
Federal Home Loan Bank Discount Note, 1.150%, 01/02/2020 *	1,218,000	1,218,000	0.2%
Federal Home Loan Mortgage Corp. Discount Note, 1.050%, 01/02/2020 *	1,312,000	1,312,000	0.2%
		2,892,000
Repurchase agreement - 0.1%		253,000	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $3,144,909)		$3,145,000
Total Investments (Fundamental Large Cap Value Trust) (Cost $485,158,038) - 100.4%		$666,816,601	100.4%
Other assets and liabilities, net - (0.4)%		(2,829,168)	(0.4)%
TOTAL NET ASSETS - 100.0%		$663,987,433	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Global Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 92.2%
Canada - 2.3%
Wheaton Precious Metals Corp.	116,478	$3,465,950	1.8%
OTHER SECURITIES		967,976	0.5%
		4,433,926
China - 3.2%
China Life Insurance Company, Ltd., H Shares	910,260	2,532,032	1.3%
China Telecom Corp., Ltd., ADR	44,110	1,816,891	1.0%
China Telecom Corp., Ltd., H Shares	309,300	127,428	0.1%
OTHER SECURITIES		1,558,512	0.8%
		6,034,863
Denmark - 1.0%
A.P. Moller - Maersk A/S, Series B	1,270	1,832,390	1.0%
France - 8.7%
BNP Paribas SA	87,888	5,223,919	2.8%
Credit Agricole SA	184,098	2,678,886	1.4%
Sanofi	44,494	4,468,439	2.4%
Veolia Environnement SA	106,600	2,836,463	1.5%
OTHER SECURITIES		1,179,003	0.6%
		16,386,710
Germany - 7.0%
Bayer AG	52,240	4,246,956	2.2%
Global Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Germany (continued)
E.ON SE (A)	246,735	$2,636,839	1.4%
Merck KGaA	16,042	1,891,260	1.0%
Siemens AG	26,789	3,498,433	1.9%
OTHER SECURITIES		911,408	0.5%
		13,184,896
Hong Kong - 4.9%
China Mobile, Ltd.	247,250	2,089,227	1.1%
CK Hutchison Holdings, Ltd.	406,290	3,874,173	2.1%
OTHER SECURITIES		3,279,029	1.7%
		9,242,429
India - 1.3%		2,417,548	1.3%
Ireland - 0.4%		762,803	0.4%
Israel - 0.7%		1,424,528	0.7%
Italy - 1.4%
Eni SpA	170,472	2,647,652	1.4%
Japan - 10.0%
Kirin Holdings Company, Ltd.	80,100	1,748,310	0.9%
Mitsui Fudosan Company, Ltd.	91,210	2,229,166	1.2%
Panasonic Corp.	355,570	3,334,958	1.8%
Seven & i Holdings Company, Ltd.	54,500	1,997,721	1.0%
Sumitomo Mitsui Financial Group, Inc.	70,120	2,589,908	1.4%
Suntory Beverage & Food, Ltd.	40,300	1,682,471	0.9%
Takeda Pharmaceutical Company, Ltd.	109,530	4,332,155	2.3%
OTHER SECURITIES		879,209	0.5%
		18,793,898
Luxembourg - 1.6%
SES SA	214,423	3,013,868	1.6%
Netherlands - 4.2%
ING Groep NV	327,126	3,932,861	2.1%
Royal Dutch Shell PLC, B Shares	112,445	3,337,803	1.7%
OTHER SECURITIES		750,631	0.4%
		8,021,295
Singapore - 2.2%
Singapore Telecommunications, Ltd.	1,638,790	4,108,641	2.2%
South Korea - 3.9%
KB Financial Group, Inc., ADR	68,748	2,844,105	1.5%
Samsung Electronics Company, Ltd.	92,890	4,476,079	2.4%
		7,320,184
Spain - 0.7%		1,362,571	0.7%
Switzerland - 3.5%
Roche Holding AG	15,162	4,927,693	2.6%
OTHER SECURITIES		1,681,081	0.9%
		6,608,774
Thailand - 1.1%
Bangkok Bank PCL	345,970	1,840,916	1.0%
Bangkok Bank PCL, NVDR	28,800	153,673	0.1%
		1,994,589
United Kingdom - 8.0%
Barclays PLC	980,163	2,337,190	1.3%
BP PLC	552,738	3,477,191	1.9%
Kingfisher PLC	984,959	2,835,449	1.5%
Standard Chartered PLC	265,965	2,506,229	1.3%
Vodafone Group PLC	1,687,128	3,275,369	1.7%

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
United Kingdom (continued)
OTHER SECURITIES		$583,410	0.3%
		15,014,838
United States - 26.1%
Allergan PLC	30,508	5,832,214	3.1%
Apache Corp.	112,670	2,883,225	1.5%
Citigroup, Inc.	46,611	3,723,753	2.0%
Comcast Corp., Class A	43,526	1,957,364	1.0%
Exxon Mobil Corp.	39,260	2,739,563	1.5%
Gilead Sciences, Inc.	65,720	4,270,486	2.3%
Kellogg Company (A)	69,209	4,786,494	2.5%
Mattel, Inc. (A)(B)	152,960	2,072,608	1.1%
Oracle Corp.	57,361	3,038,986	1.6%
The Kroger Company	146,147	4,236,802	2.2%
United Parcel Service, Inc., Class B	15,342	1,795,935	0.9%
Walgreens Boots Alliance, Inc.	78,690	4,639,562	2.5%
Wells Fargo & Company	40,878	2,199,236	1.2%
OTHER SECURITIES		5,131,039	2.7%
		49,307,267
TOTAL COMMON STOCKS (Cost $174,848,926)		$173,913,670
SHORT-TERM INVESTMENTS - 7.5%
U.S. Government Agency - 4.4%
Federal Home Loan Bank Discount Note, 1.150%, 01/02/2020 *	$8,300,000	8,300,000	4.4%
Short-term funds - 3.1%
John Hancock Collateral Trust, 1.7338% (C)(D)	578,896	5,792,264	3.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $14,092,153)		$14,092,264
Total Investments (Global Trust) (Cost $188,941,079) - 99.7%		$188,005,934	99.7%
Other assets and liabilities, net - 0.3%		522,975	0.3%
TOTAL NET ASSETS - 100.0%		$188,528,909	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Health Sciences Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.5%
Consumer discretionary - 0.1%		$269,985	0.1%
Health care - 98.0%
AbbVie, Inc.	54,320	4,809,493	1.8%
ACADIA Pharmaceuticals, Inc. (A)	76,472	3,271,472	1.2%
Agilent Technologies, Inc.	53,107	4,530,558	1.7%
Alcon, Inc. (A)	33,308	1,886,619	0.7%
Alexion Pharmaceuticals, Inc. (A)	32,931	3,561,488	1.3%
Health Sciences Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
Alnylam Pharmaceuticals, Inc. (A)	20,572	$2,369,277	0.9%
Amgen, Inc.	27,600	6,653,532	2.4%
Anthem, Inc.	11,426	3,450,995	1.3%
Argenx SE, ADR (A)	16,340	2,622,897	1.0%
Ascendis Pharma A/S, ADR (A)	24,318	3,383,120	1.2%
AstraZeneca PLC, ADR	81,108	4,044,045	1.5%
Avantor, Inc. (A)	86,604	1,571,863	0.6%
Becton, Dickinson and Company	41,808	11,370,522	4.1%
Biogen, Inc. (A)	10,529	3,124,270	1.1%
BioMarin Pharmaceutical, Inc. (A)	22,693	1,918,693	0.7%
Bristol-Myers Squibb Company	72,452	4,650,694	1.7%
Bruker Corp.	30,002	1,529,202	0.6%
Centene Corp. (A)	80,757	5,077,193	1.9%
Chugai Pharmaceutical Company, Ltd.	20,700	1,906,371	0.7%
Cigna Corp.	25,686	5,252,530	1.9%
Daiichi Sankyo Company, Ltd.	33,900	2,238,900	0.8%
Danaher Corp.	36,639	5,623,354	2.1%
DexCom, Inc. (A)	10,810	2,364,579	0.9%
Eli Lilly & Company	35,950	4,724,909	1.7%
Envista Holdings Corp. (A)	51,705	1,532,522	0.6%
Exact Sciences Corp. (A)	24,802	2,293,689	0.8%
Global Blood Therapeutics, Inc. (A)	23,537	1,870,956	0.7%
HCA Healthcare, Inc.	35,932	5,311,109	1.9%
Hologic, Inc. (A)	61,100	3,190,031	1.2%
Humana, Inc.	12,489	4,577,468	1.7%
Incyte Corp. (A)	28,184	2,461,027	0.9%
Intuitive Surgical, Inc. (A)	21,660	12,804,309	4.7%
Kodiak Sciences, Inc. (A)	24,033	1,729,174	0.6%
Merck & Company, Inc.	58,816	5,349,315	1.9%
Molina Healthcare, Inc. (A)	12,809	1,738,053	0.6%
Neurocrine Biosciences, Inc. (A)	29,764	3,199,332	1.2%
Novartis AG	20,488	1,940,000	0.7%
Reata Pharmaceuticals, Inc., Class A (A)	8,104	1,656,701	0.6%
Regeneron Pharmaceuticals, Inc. (A)	9,691	3,638,777	1.3%
Roche Holding AG	10,104	3,283,827	1.2%
Sage Therapeutics, Inc. (A)	21,912	1,581,827	0.6%
Sarepta Therapeutics, Inc. (A)	17,068	2,202,455	0.8%
Seattle Genetics, Inc. (A)	28,575	3,264,980	1.2%
Stryker Corp.	33,309	6,992,891	2.6%
Teleflex, Inc.	6,435	2,422,391	0.9%
The Cooper Companies, Inc.	5,835	1,874,727	0.7%
Thermo Fisher Scientific, Inc.	32,100	10,428,327	3.8%
UnitedHealth Group, Inc.	50,019	14,704,585	5.4%
Vertex Pharmaceuticals, Inc. (A)	52,257	11,441,670	4.2%
West Pharmaceutical Services, Inc.	10,953	1,646,564	0.6%
OTHER SECURITIES		63,130,958	22.8%
		268,204,241
Industrials - 0.4%		1,040,112	0.4%
TOTAL COMMON STOCKS (Cost $191,636,473)		$269,514,338
PREFERRED SECURITIES - 1.0%
Consumer discretionary - 0.2%		602,876	0.2%

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES (continued)
Health care - 0.7%
Becton, Dickinson and Company, 6.125%	9,988	$653,814	0.3%
OTHER SECURITIES		1,151,321	0.4%
		1,805,135
Information technology - 0.1%		404,621	0.1%
TOTAL PREFERRED SECURITIES (Cost $1,823,576)		$2,812,632
RIGHTS - 0.0%
Bristol-Myers Squibb Company (Expiration Date: 3-31-21) (A)(B)	53,996	162,528	0.0%
TOTAL RIGHTS (Cost $123,481)		$162,528
SHORT-TERM INVESTMENTS - 0.4%
Short-term funds - 0.4%		1,149,004	0.4%
TOTAL SHORT-TERM INVESTMENTS (Cost $1,149,004)		$1,149,004
Total Investments (Health Sciences Trust) (Cost $194,732,534) - 99.9%		$273,638,502	99.9%
Other assets and liabilities, net - 0.1%		144,428	0.1%
TOTAL NET ASSETS - 100.0%		$273,782,930	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	Strike price and/or expiration date not available.
International Equity Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.7%
Argentina - 0.0%		$356,054	0.0%
Australia - 4.7%
BHP Group, Ltd.	112,981	3,093,678	0.4%
Commonwealth Bank of Australia	67,708	3,798,268	0.5%
CSL, Ltd.	17,339	3,361,719	0.4%
OTHER SECURITIES		29,022,585	3.4%
		39,276,250
Austria - 0.1%		1,209,147	0.1%
Belgium - 0.7%		5,502,184	0.7%
Brazil - 1.3%		11,011,965	1.3%
Canada - 6.7%
Enbridge, Inc.	74,700	2,970,052	0.4%
Manulife Financial Corp. (A)	72,200	1,465,629	0.2%
Royal Bank of Canada	53,300	4,217,454	0.5%
The Bank of Nova Scotia	45,000	2,541,874	0.3%
The Toronto-Dominion Bank	67,700	3,796,997	0.5%
OTHER SECURITIES		41,282,440	4.8%
		56,274,446
Chile - 0.1%		990,973	0.1%
China - 8.2%
Alibaba Group Holding, Ltd., ADR (B)	62,500	13,256,252	1.6%
China Construction Bank Corp., Class A	15,400	16,000	0.0%
China Construction Bank Corp., H Shares	3,689,914	3,199,311	0.4%
International Equity Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
China (continued)
Ping An Insurance Group Company of China, Ltd., Class A	24,100	$296,166	0.1%
Ping An Insurance Group Company of China, Ltd., H Shares	215,290	2,547,627	0.3%
Tencent Holdings, Ltd.	211,900	10,208,528	1.2%
OTHER SECURITIES		39,041,695	4.6%
		68,565,579
Colombia - 0.0%		358,521	0.0%
Czech Republic - 0.0%		362,048	0.0%
Denmark - 1.3%
Novo Nordisk A/S, B Shares	65,806	3,813,381	0.5%
OTHER SECURITIES		6,757,864	0.8%
		10,571,245
Egypt - 0.0%		266,672	0.0%
Finland - 0.8%		6,453,741	0.8%
France - 7.6%
Air Liquide SA	18,150	2,573,153	0.3%
Airbus SE	22,345	3,279,484	0.4%
BNP Paribas SA	43,241	2,570,174	0.3%
L'Oreal SA	9,693	2,866,305	0.4%
LVMH Moet Hennessy Louis Vuitton SE	10,338	4,817,053	0.6%
Sanofi	43,049	4,323,321	0.5%
TOTAL SA	89,258	4,952,994	0.6%
OTHER SECURITIES		38,185,562	4.5%
		63,568,046
Germany - 5.4%
Allianz SE	15,786	3,868,026	0.5%
BASF SE	35,229	2,654,046	0.3%
Bayer AG	35,818	2,911,896	0.4%
SAP SE	36,318	4,888,361	0.6%
Siemens AG	29,291	3,825,175	0.5%
OTHER SECURITIES		27,506,127	3.1%
		45,653,631
Greece - 0.1%		579,073	0.1%
Hong Kong - 3.3%
AIA Group, Ltd.	449,600	4,728,878	0.6%
OTHER SECURITIES		23,109,932	2.7%
		27,838,810
Hungary - 0.1%		606,075	0.1%
India - 2.2%		18,226,834	2.2%
Indonesia - 0.5%		4,149,810	0.5%
Ireland - 0.6%		5,323,815	0.6%
Isle of Man - 0.0%		266,766	0.0%
Israel - 0.3%		2,760,540	0.3%
Italy - 1.4%
Enel SpA	312,319	2,481,019	0.3%
OTHER SECURITIES		9,459,143	1.1%
		11,940,162
Japan - 16.1%
Mitsubishi UFJ Financial Group, Inc.	456,000	2,465,289	0.3%
SoftBank Group Corp.	57,900	2,513,847	0.3%
Sony Corp.	47,100	3,197,982	0.4%
Toyota Motor Corp.	84,380	5,945,542	0.7%
OTHER SECURITIES		121,275,158	14.4%
		135,397,818
Luxembourg - 0.2%		1,621,086	0.2%

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Macau - 0.1%		$630,073	0.1%
Malaysia - 0.5%		3,864,937	0.5%
Malta - 0.0%		0	0.0%
Mexico - 0.6%		5,118,497	0.6%
Netherlands - 3.4%
ASML Holding NV	15,830	4,686,597	0.6%
Royal Dutch Shell PLC, A Shares	158,109	4,682,306	0.6%
Royal Dutch Shell PLC, B Shares	138,934	4,124,099	0.5%
OTHER SECURITIES		14,645,980	1.7%
		28,138,982
New Zealand - 0.2%		1,350,497	0.2%
Norway - 0.4%		3,417,922	0.4%
Peru - 0.1%		762,612	0.1%
Philippines - 0.2%		1,976,480	0.2%
Poland - 0.2%		1,942,213	0.2%
Portugal - 0.1%		801,531	0.1%
Romania - 0.0%		122,742	0.0%
Russia - 1.1%		9,133,008	1.1%
Singapore - 0.9%		7,120,062	0.9%
South Africa - 1.2%
Naspers, Ltd., N Shares	16,603	2,717,031	0.3%
OTHER SECURITIES		7,482,059	0.9%
		10,199,090
South Korea - 3.0%
Samsung Electronics Company, Ltd.	176,483	8,504,165	1.0%
OTHER SECURITIES		16,834,380	2.0%
		25,338,545
Spain - 1.9%
Banco Santander SA	622,154	2,608,547	0.3%
Banco Santander SA (Mexican Stock Exchange)	21,905	91,408	0.0%
OTHER SECURITIES		13,538,855	1.6%
		16,238,810
Sweden - 1.7%		14,366,124	1.7%
Switzerland - 6.5%
Nestle SA	109,974	11,906,365	1.4%
Novartis AG	79,386	7,517,029	0.9%
Roche Holding AG	25,962	8,437,723	1.0%
OTHER SECURITIES		26,845,683	3.2%
		54,706,800
Taiwan - 3.0%
Taiwan Semiconductor Manufacturing Company, Ltd.	910,227	10,074,237	1.2%
OTHER SECURITIES		15,131,246	1.8%
		25,205,483
Thailand - 0.7%		5,814,996	0.7%
Turkey - 0.1%		1,116,981	0.1%
United Arab Emirates - 0.0%		104,753	0.0%
International Equity Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
United Kingdom - 10.0%
AstraZeneca PLC	48,789	$4,883,418	0.6%
BP PLC	757,622	4,766,085	0.6%
British American Tobacco PLC	85,026	3,613,806	0.4%
Diageo PLC	87,972	3,706,874	0.4%
GlaxoSmithKline PLC	185,525	4,359,318	0.5%
HSBC Holdings PLC	746,079	5,840,676	0.7%
Rio Tinto PLC	41,838	2,476,615	0.3%
Unilever NV	55,808	3,202,876	0.4%
OTHER SECURITIES		50,777,738	6.1%
		83,627,406
United States - 0.1%		755,463	0.1%
TOTAL COMMON STOCKS (Cost $625,097,931)		$820,985,298
PREFERRED SECURITIES - 1.2%
Brazil - 0.6%		5,452,314	0.6%
Germany - 0.4%		3,142,469	0.4%
South Korea - 0.2%
Samsung Electronics Company, Ltd.	31,982	1,252,155	0.2%
OTHER SECURITIES		252,038	0.0%
		1,504,193
United Kingdom - 0.0%		3,870	0.0%
TOTAL PREFERRED SECURITIES (Cost $7,516,400)		$10,102,846
RIGHTS - 0.0%		28,564	0.0%
TOTAL RIGHTS (Cost $26,623)		$28,564
WARRANTS - 0.0%		985	0.0%
TOTAL WARRANTS (Cost $0)		$985
SHORT-TERM INVESTMENTS - 3.5%
Short-term funds - 3.5%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 1.4971% (C)	3,993,846	3,993,846	0.5%
John Hancock Collateral Trust, 1.7338% (C)(D)	2,509,323	25,107,529	3.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $29,102,914)		$29,101,375
Total Investments (International Equity Index Trust) (Cost $661,743,868) - 102.4%		$860,219,068	102.4%
Other assets and liabilities, net - (2.4)%		(19,926,852)	(2.4)%
TOTAL NET ASSETS - 100.0%		$840,292,216	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	1	Long	Mar 2020	$99,178	$101,815	$2,637
Mini MSCI Emerging Markets Index Futures	180	Long	Mar 2020	9,527,558	10,067,400	539,842
MSCI Taiwan Index Futures	25	Long	Jan 2020	1,151,340	1,149,750	(1,590)
						$540,889
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
International Small Company Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.6%
Australia - 5.9%		$6,828,057	5.9%
Austria - 1.5%
Wienerberger AG	6,968	206,588	0.2%
OTHER SECURITIES		1,565,508	1.3%
		1,772,096
Belgium - 1.5%		1,774,685	1.5%
Bermuda - 0.1%		157,297	0.1%
Canada - 8.9%
Pan American Silver Corp.	11,185	264,950	0.2%
Yamana Gold, Inc.	62,988	249,323	0.2%
OTHER SECURITIES		9,729,865	8.5%
		10,244,138
China - 0.1%		106,351	0.1%
Colombia - 0.0%		16,603	0.0%
Denmark - 1.9%
Royal Unibrew A/S	2,303	210,952	0.2%
SimCorp A/S	2,225	253,157	0.2%
OTHER SECURITIES		1,726,573	1.5%
		2,190,682
Finland - 2.4%
Huhtamaki OYJ	5,367	249,192	0.2%
Kesko OYJ, A Shares	690	45,512	0.1%
Kesko OYJ, B Shares	2,935	207,752	0.2%
Metso OYJ	6,038	238,533	0.2%
Orion OYJ, Class A	1,226	56,340	0.1%
Orion OYJ, Class B	5,385	249,389	0.2%
OTHER SECURITIES		1,719,643	1.4%
		2,766,361
France - 4.3%
Altran Technologies SA	13,470	214,620	0.2%
Ingenico Group SA	3,076	334,604	0.3%
Rexel SA	15,736	209,301	0.2%
Rubis SCA	4,649	286,082	0.3%
OTHER SECURITIES		3,970,366	3.3%
		5,014,973
Gabon - 0.0%		3,009	0.0%
Georgia - 0.1%		84,270	0.1%
Germany - 6.1%
CTS Eventim AG & Company KGaA	3,354	210,442	0.2%
GEA Group AG	6,434	212,963	0.2%
LANXESS AG	4,224	283,615	0.3%
OSRAM Licht AG (A)	4,525	205,820	0.2%
Rheinmetall AG	2,634	302,021	0.3%
OTHER SECURITIES		5,785,835	4.9%
		7,000,696
International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Gibraltar - 0.0%		$26,728	0.0%
Greece - 0.0%		68	0.0%
Guernsey, Channel Islands - 0.0%		3,539	0.0%
Hong Kong - 2.3%		2,604,763	2.3%
Ireland - 0.5%		552,845	0.5%
Isle of Man - 0.1%		83,428	0.1%
Israel - 1.2%		1,330,924	1.2%
Italy - 4.2%
Banco BPM SpA (A)	97,273	221,392	0.2%
Hera SpA	50,135	219,594	0.2%
Unione di Banche Italiane SpA (B)	63,162	206,469	0.2%
OTHER SECURITIES		4,175,597	3.6%
		4,823,052
Japan - 23.8%		27,499,782	23.8%
Jersey, Channel Islands - 0.2%		171,341	0.2%
Liechtenstein - 0.0%		54,267	0.0%
Luxembourg - 0.3%		374,588	0.3%
Macau - 0.0%		18,043	0.0%
Malaysia - 0.0%		53,757	0.0%
Malta - 0.0%		50,637	0.0%
Monaco - 0.1%		77,715	0.1%
Mongolia - 0.0%		2,895	0.0%
Netherlands - 3.0%
Aalberts NV	6,065	272,974	0.2%
ASM International NV	3,323	375,077	0.3%
IMCD NV	2,703	236,668	0.2%
OTHER SECURITIES		2,573,707	2.3%
		3,458,426
New Zealand - 0.7%		816,020	0.7%
Norway - 1.0%		1,153,486	1.0%
Peru - 0.0%		40,074	0.0%
Portugal - 0.4%		452,466	0.4%
Russia - 0.1%		55,706	0.1%
Singapore - 1.3%		1,447,689	1.3%
South Africa - 0.0%		10,282	0.0%
Spain - 1.9%		2,201,201	1.9%
Sweden - 3.3%		3,822,610	3.3%
Switzerland - 5.3%
Georg Fischer AG	248	251,478	0.2%
Helvetia Holding AG	1,463	206,647	0.2%
IWG PLC	38,584	223,451	0.2%

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Switzerland (continued)
PSP Swiss Property AG	2,555	$352,781	0.3%
VAT Group AG (A)(C)	1,510	254,747	0.2%
OTHER SECURITIES		4,860,999	4.2%
		6,150,103
Taiwan - 0.0%		0	0.0%
United Kingdom - 15.7%
Bellway PLC	5,716	288,503	0.3%
Bovis Homes Group PLC	14,876	267,517	0.2%
Cobham PLC	120,169	261,351	0.2%
Dialog Semiconductor PLC (A)	5,144	261,251	0.2%
Diploma PLC	12,001	321,449	0.3%
Electrocomponents PLC	24,912	224,062	0.2%
G4S PLC	73,635	212,944	0.2%
Games Workshop Group PLC	2,802	226,383	0.2%
Howden Joinery Group PLC	61,533	548,217	0.5%
IMI PLC	13,430	209,871	0.2%
Inchcape PLC	23,434	219,246	0.2%
Intermediate Capital Group PLC	15,830	337,639	0.3%
Pennon Group PLC	22,187	300,940	0.3%
Phoenix Group Holdings PLC	20,820	206,841	0.2%
Redrow PLC	24,688	243,679	0.2%
Spectris PLC	6,138	236,546	0.2%
SSP Group PLC	24,866	214,083	0.2%
Tate & Lyle PLC	33,378	336,313	0.3%
Travis Perkins PLC	14,247	302,624	0.3%
OTHER SECURITIES		12,976,513	11.0%
		18,195,972
United States - 0.4%		490,177	0.4%
TOTAL COMMON STOCKS (Cost $112,479,624)		$113,981,802
International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES - 0.3%
Germany - 0.3%		$295,083	0.3%
TOTAL PREFERRED SECURITIES (Cost $271,147)		$295,083
RIGHTS - 0.0%		7,464	0.0%
TOTAL RIGHTS (Cost $0)		$7,464
SHORT-TERM INVESTMENTS - 6.7%
Short-term funds - 6.7%
John Hancock Collateral Trust, 1.7338% (D)(E)	775,297	7,757,392	6.7%
TOTAL SHORT-TERM INVESTMENTS (Cost $7,758,234)		$7,757,392
Total Investments (International Small Company Trust) (Cost $120,509,005) - 105.6%		$122,041,741	105.6%
Other assets and liabilities, net - (5.6)%		(6,420,376)	(5.6)%
TOTAL NET ASSETS - 100.0%		$115,621,365	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	7	Long	Mar 2020	$711,190	$712,705	$1,515
						$1,515
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
International Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 92.8%
Canada - 4.0%
Husky Energy, Inc.	462,200	$3,708,848	1.2%
Wheaton Precious Metals Corp.	211,600	6,296,426	2.1%
OTHER SECURITIES		2,254,490	0.7%
		12,259,764
China - 3.9%
Baidu, Inc., ADR (A)	34,960	4,418,944	1.4%
OTHER SECURITIES		7,589,031	2.5%
		12,007,975
International Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Denmark - 1.0%
A.P. Moller - Maersk A/S, Series B (B)	2,227	$3,213,175	1.0%
France - 9.7%
BNP Paribas SA	156,719	9,315,120	3.0%
Cie de Saint-Gobain	81,938	3,356,676	1.1%
Cie Generale des Etablissements Michelin SCA	36,485	4,489,832	1.4%
Sanofi	47,914	4,811,903	1.6%
TOTAL SA	70,577	3,916,372	1.3%
Veolia Environnement SA	156,057	4,152,438	1.3%
		30,042,341

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Germany - 5.6%
Bayer AG	98,782	$8,030,681	2.6%
E.ON SE	386,379	4,129,204	1.3%
Merck KGaA	34,501	4,067,470	1.3%
OTHER SECURITIES		1,256,131	0.4%
		17,483,486
Hong Kong - 6.9%
China Mobile, Ltd.	500,500	4,229,154	1.4%
CK Asset Holdings, Ltd.	805,700	5,814,113	1.9%
CK Hutchison Holdings, Ltd.	886,500	8,453,210	2.7%
OTHER SECURITIES		2,868,634	0.9%
		21,365,111
Ireland - 1.2%
Bank of Ireland Group PLC	663,690	3,652,703	1.2%
Italy - 2.0%
Eni SpA	395,200	6,137,970	2.0%
Japan - 16.1%
Isuzu Motors, Ltd.	261,900	3,095,860	1.0%
Kirin Holdings Company, Ltd.	216,400	4,723,273	1.5%
Matsumotokiyoshi Holdings Company, Ltd.	87,300	3,379,817	1.1%
Mitsui Fudosan Company, Ltd.	179,700	4,391,855	1.4%
Panasonic Corp.	477,000	4,473,873	1.4%
Seven & i Holdings Company, Ltd.	81,400	2,983,753	1.0%
Sumitomo Metal Mining Company, Ltd.	133,600	4,301,920	1.4%
Sumitomo Mitsui Financial Group, Inc.	171,800	6,345,497	2.0%
Sundrug Company, Ltd.	96,900	3,506,033	1.1%
Takeda Pharmaceutical Company, Ltd.	189,943	7,512,668	2.4%
OTHER SECURITIES		5,287,555	1.8%
		50,002,104
Luxembourg - 2.2%
SES SA	289,694	4,071,856	1.3%
OTHER SECURITIES		2,657,244	0.9%
		6,729,100
Malta - 0.0%		0	0.0%
Netherlands - 9.0%
ING Groep NV	762,360	9,165,447	3.0%
NXP Semiconductors NV	49,700	6,324,822	2.0%
Royal Dutch Shell PLC, B Shares	209,017	6,204,434	2.0%
SBM Offshore NV	182,991	3,418,839	1.1%
OTHER SECURITIES		2,722,614	0.9%
		27,836,156
Norway - 1.6%
Equinor ASA	246,797	4,921,696	1.6%
Portugal - 1.2%
Galp Energia SGPS SA	218,483	3,667,922	1.2%
Singapore - 0.9%
Singapore Telecommunications, Ltd.	1,174,900	2,945,613	0.9%
South Korea - 10.9%
Hana Financial Group, Inc.	127,952	4,069,897	1.3%
KB Financial Group, Inc., ADR	227,151	9,397,237	3.0%
Korea Electric Power Corp.	117,092	2,809,341	0.9%
Lotte Chemical Corp. (A)	17,403	3,362,322	1.1%
Samsung Electronics Company, Ltd.	227,909	10,982,224	3.6%
International Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
South Korea (continued)
Shinhan Financial Group Company, Ltd.	85,463	$3,204,247	1.0%
		33,825,268
Switzerland - 2.3%
Roche Holding AG	16,855	5,477,922	1.8%
OTHER SECURITIES		1,531,249	0.5%
		7,009,171
Taiwan - 2.4%
Taiwan Semiconductor Manufacturing Company, Ltd.	684,000	7,570,396	2.4%
Thailand - 0.6%		1,809,425	0.6%
United Kingdom - 11.3%
BAE Systems PLC	443,284	3,319,031	1.1%
BP PLC	1,280,124	8,053,066	2.6%
Johnson Matthey PLC	132,620	5,273,190	1.7%
Standard Chartered PLC	884,898	8,338,529	2.7%
Vodafone Group PLC	3,704,314	7,191,508	2.3%
OTHER SECURITIES		2,731,175	0.9%
		34,906,499
TOTAL COMMON STOCKS (Cost $284,639,066)		$287,385,875
SHORT-TERM INVESTMENTS - 5.0%
U.S. Government Agency - 4.9%
Federal Home Loan Bank Discount Note, 1.150%, 01/02/2020 *	$15,300,000	15,300,000	4.9%
Short-term funds - 0.1%
John Hancock Collateral Trust, 1.7338% (C)(D)	30,139	301,558	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $15,601,070)		$15,601,558
Total Investments (International Value Trust) (Cost $300,240,136) - 97.8%		$302,987,433	97.8%
Other assets and liabilities, net - 2.2%		6,686,966	2.2%
TOTAL NET ASSETS - 100.0%		$309,674,399	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Lifestyle Aggressive Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 82.5%
Equity - 82.5%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	1,489,347	$30,233,735	82.5%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $27,221,065)		$30,233,735

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Lifestyle Aggressive Portfolio (continued)
	Shares or Principal Amount	Value	% of Net Assets
UNAFFILIATED INVESTMENT COMPANIES - 17.5%
Exchange-traded funds - 17.5%
Financial Select Sector SPDR Fund	21,100	$649,458	1.8%
Vanguard Energy ETF	5,609	457,077	1.2%
Vanguard FTSE Emerging Markets ETF	43,259	1,923,728	5.3%
Vanguard Health Care ETF (C)	1,329	254,822	0.7%
Vanguard Information Technology ETF	3,746	917,208	2.5%
Vanguard Materials ETF	1,143	153,322	0.4%
Vanguard Mid-Cap ETF	6,222	1,108,636	3.0%
Vanguard Real Estate ETF	3,971	368,469	1.0%
Vanguard Small-Cap ETF	3,575	592,164	1.6%
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $5,560,775)		$6,424,884
SHORT-TERM INVESTMENTS - 0.7%
Short-term funds - 0.7%
John Hancock Collateral Trust, 1.7338% (D)(E)	25,347	253,615	0.7%
TOTAL SHORT-TERM INVESTMENTS (Cost $253,630)		$253,615
Total Investments (Lifestyle Aggressive Portfolio) (Cost $33,035,470) - 100.7%		$36,912,234	100.7%
Other assets and liabilities, net - (0.7)%		(263,216)	(0.7)%
TOTAL NET ASSETS - 100.0%		$36,649,018	100.0%
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	All or a portion of this security is on loan as of 12-31-19.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Lifestyle Balanced Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 50.5%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	25,145,615	$510,455,981	50.5%
Fixed income - 49.5%
Select Bond, Series NAV, JHVIT (MIM US) (B)	36,316,325	500,438,961	49.5%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $925,909,321)		$1,010,894,942
Total Investments (Lifestyle Balanced Portfolio) (Cost $925,909,321) - 100.0%		$1,010,894,942	100.0%
Other assets and liabilities, net - (0.0)%		(60,106)	(0.0)%
TOTAL NET ASSETS - 100.0%		$1,010,834,836	100.0%
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
Lifestyle Conservative Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 20.0%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	1,836,647	$37,283,934	20.0%
Fixed income - 80.0%
Select Bond, Series NAV, JHVIT (MIM US) (B)	10,822,622	149,135,737	80.0%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $181,676,186)		$186,419,671
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (C)	740	740	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $740)		$740
Total Investments (Lifestyle Conservative Portfolio) (Cost $181,676,926) - 100.0%		$186,420,411	100.0%
Other assets and liabilities, net - (0.0)%		(19,117)	(0.0)%
TOTAL NET ASSETS - 100.0%		$186,401,294	100.0%
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
Lifestyle Growth Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 70.7%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	216,020,053	$4,385,159,928	70.7%
Fixed income - 29.3%
Select Bond, Series NAV, JHVIT (MIM US) (B)	132,115,561	1,820,552,437	29.3%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $5,487,744,993)		$6,205,712,365
Total Investments (Lifestyle Growth Portfolio) (Cost $5,487,744,993) - 100.0%		$6,205,712,365	100.0%
Other assets and liabilities, net - (0.0)%		(233,887)	(0.0)%
TOTAL NET ASSETS - 100.0%		$6,205,478,478	100.0%
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Lifestyle Moderate Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 40.2%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	6,170,231	$125,255,690	40.2%
Fixed income - 59.8%
Select Bond, Series NAV, JHVIT (MIM US) (B)	13,516,397	186,255,957	59.8%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $290,964,604)		$311,511,647
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (C)	16	16	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $16)		$16
Total Investments (Lifestyle Moderate Portfolio) (Cost $290,964,620) - 100.0%		$311,511,663	100.0%
Other assets and liabilities, net - (0.0)%		(25,535)	(0.0)%
TOTAL NET ASSETS - 100.0%		$311,486,128	100.0%
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
Mid Cap Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.9%
Communication services - 1.9%		$25,840,862	1.9%
Consumer discretionary - 13.5%
Caesars Entertainment Corp. (A)	406,433	5,527,489	0.4%
Domino's Pizza, Inc.	29,783	8,749,650	0.6%
Pool Corp.	29,156	6,192,151	0.5%
Service Corp. International	133,102	6,126,685	0.5%
OTHER SECURITIES		154,502,676	11.5%
		181,098,651
Consumer staples - 2.9%		38,567,150	2.9%
Energy - 2.1%		27,966,392	2.1%
Financials - 16.4%
Alleghany Corp. (A)	10,481	8,380,293	0.6%
American Financial Group, Inc. (B)	54,502	5,976,144	0.4%
Brown & Brown, Inc.	170,288	6,722,970	0.5%
FactSet Research Systems, Inc.	27,631	7,413,397	0.5%
Reinsurance Group of America, Inc.	45,593	7,434,395	0.5%
RenaissanceRe Holdings, Ltd.	32,159	6,303,807	0.5%
SEI Investments Company	91,909	6,018,201	0.4%
OTHER SECURITIES		172,196,426	13.0%
		220,445,633
Health care - 9.6%
Bio-Rad Laboratories, Inc., Class A (A)	15,734	5,822,052	0.4%
Bio-Techne Corp.	27,753	6,092,061	0.5%
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
Catalent, Inc. (A)	106,542	$5,998,315	0.5%
Hill-Rom Holdings, Inc.	48,616	5,519,374	0.4%
Masimo Corp. (A)	35,725	5,646,694	0.4%
Molina Healthcare, Inc. (A)	45,658	6,195,334	0.5%
West Pharmaceutical Services, Inc.	53,880	8,099,780	0.6%
OTHER SECURITIES		86,060,858	6.3%
		129,434,468
Industrials - 15.5%
Carlisle Companies, Inc.	41,269	6,678,975	0.5%
Graco, Inc.	121,449	6,315,348	0.5%
Hubbell, Inc.	39,604	5,854,263	0.4%
Lennox International, Inc.	25,534	6,229,530	0.5%
Nordson Corp.	37,259	6,067,256	0.4%
Teledyne Technologies, Inc. (A)	26,557	9,203,067	0.7%
The Toro Company	77,627	6,184,543	0.5%
OTHER SECURITIES		161,350,196	12.0%
		207,883,178
Information technology - 15.4%
Cognex Corp.	124,446	6,973,954	0.5%
Cypress Semiconductor Corp.	268,934	6,274,230	0.5%
Fair Isaac Corp. (A)	21,090	7,902,001	0.6%
PTC, Inc. (A)	75,691	5,668,499	0.4%
Teradyne, Inc.	122,030	8,321,226	0.6%
Trimble, Inc. (A)	181,418	7,563,316	0.6%
Tyler Technologies, Inc. (A)	28,389	8,517,268	0.6%
Universal Display Corp.	30,875	6,362,411	0.5%
WEX, Inc. (A)	31,524	6,603,017	0.5%
OTHER SECURITIES		143,219,438	10.6%
		207,405,360
Materials - 6.0%
Reliance Steel & Aluminum Company	48,539	5,813,031	0.4%
Royal Gold, Inc.	47,764	5,839,149	0.4%
RPM International, Inc.	94,432	7,248,600	0.5%
OTHER SECURITIES		61,981,995	4.7%
		80,882,775
Real estate - 11.1%
Camden Property Trust	70,513	7,481,429	0.6%
Jones Lang LaSalle, Inc.	37,528	6,533,250	0.5%
Kilroy Realty Corp.	71,022	5,958,746	0.4%
Lamar Advertising Company, Class A	62,633	5,590,622	0.4%
Liberty Property Trust	114,889	6,899,084	0.5%
Medical Properties Trust, Inc.	376,797	7,954,185	0.6%
National Retail Properties, Inc.	124,986	6,701,749	0.5%
Omega Healthcare Investors, Inc.	159,112	6,738,393	0.5%
OTHER SECURITIES		95,633,968	7.1%
		149,491,426
Utilities - 4.5%
Aqua America, Inc.	157,174	7,377,748	0.6%
OGE Energy Corp.	145,767	6,482,258	0.5%
UGI Corp.	152,201	6,873,397	0.5%
OTHER SECURITIES		39,849,171	2.9%
		60,582,574
TOTAL COMMON STOCKS (Cost $1,103,861,182)		$1,329,598,469

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 5.1%
U.S. Government Agency - 1.4%
Federal Home Loan Bank Discount Note, 1.560%, 02/04/2020 *	$19,400,000	$19,372,969	1.4%
Short-term funds - 3.7%
John Hancock Collateral Trust, 1.7338% (C)(D)	4,970,932	49,737,656	3.7%
TOTAL SHORT-TERM INVESTMENTS (Cost $69,112,808)		$69,110,625
Total Investments (Mid Cap Index Trust) (Cost $1,172,973,990) - 104.0%		$1,398,709,094	104.0%
Other assets and liabilities, net - (4.0)%		(54,107,160)	(4.0)%
TOTAL NET ASSETS - 100.0%		$1,344,601,934	100.0%
Mid Cap Index Trust (continued)
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P Mid 400 Index E-Mini Futures	117	Long	Mar 2020	$23,900,572	$24,158,160	$257,588
						$257,588
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Mid Cap Stock Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.2%
Communication services - 7.1%
Pinterest, Inc., Class A (A)	625,512	$11,659,544	1.5%
Roku, Inc. (A)(B)	69,707	9,333,767	1.2%
Spotify Technology SA (A)	191,572	28,649,594	3.6%
OTHER SECURITIES		6,426,464	0.8%
		56,069,369
Consumer discretionary - 21.3%
Aramark	183,520	7,964,768	1.0%
BRP, Inc.	187,309	8,533,518	1.1%
Burlington Stores, Inc. (A)	74,648	17,021,983	2.1%
Five Below, Inc. (A)	66,968	8,562,528	1.1%
Floor & Decor Holdings, Inc., Class A (A)(B)	274,540	13,949,377	1.8%
Grand Canyon Education, Inc. (A)(B)	96,834	9,275,729	1.2%
Lennar Corp., A Shares	151,603	8,457,931	1.1%
Marriott Vacations Worldwide Corp.	116,106	14,949,809	1.9%
Norwegian Cruise Line Holdings, Ltd. (A)	254,641	14,873,581	1.9%
Planet Fitness, Inc., Class A (A)	198,619	14,832,867	1.9%
Under Armour, Inc., Class A (A)(B)	88,091	1,902,766	0.2%
Under Armour, Inc., Class C (A)	395,660	7,588,759	1.0%
Vail Resorts, Inc.	42,551	10,205,006	1.3%
Wayfair, Inc., Class A (A)(B)	88,982	8,041,303	1.0%
YETI Holdings, Inc. (A)(B)	262,520	9,130,446	1.1%
OTHER SECURITIES		13,054,999	1.6%
		168,345,370
Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer staples - 1.0%
Lamb Weston Holdings, Inc.	92,053	$7,919,320	1.0%
Financials - 1.2%
The Blackstone Group, Inc., Class A	160,556	8,981,503	1.2%
Health care - 22.3%
ABIOMED, Inc. (A)(B)	77,291	13,185,072	1.7%
Agilent Technologies, Inc.	98,432	8,397,234	1.1%
DexCom, Inc. (A)	97,322	21,288,214	2.7%
Elanco Animal Health, Inc. (A)(B)	412,659	12,152,808	1.5%
Exact Sciences Corp. (A)	143,813	13,299,826	1.7%
Galapagos NV (A)	49,018	10,207,876	1.3%
Galapagos NV, ADR (A)(B)	8,312	1,719,171	0.2%
Haemonetics Corp. (A)	203,909	23,429,144	3.0%
Insulet Corp. (A)(B)	104,032	17,810,278	2.3%
Ionis Pharmaceuticals, Inc. (A)	141,146	8,526,630	1.1%
Seattle Genetics, Inc. (A)	64,513	7,371,255	0.9%
Tandem Diabetes Care, Inc. (A)	254,082	15,145,828	1.9%
OTHER SECURITIES		23,419,791	2.9%
		175,953,127
Industrials - 11.7%
Copart, Inc. (A)	143,698	13,067,896	1.7%
Dover Corp.	75,994	8,759,068	1.1%
Ingersoll-Rand PLC	180,404	23,979,300	3.0%
L3Harris Technologies, Inc.	98,933	19,575,873	2.5%
The Brink's Company	89,096	8,079,225	1.0%
Uber Technologies, Inc. (A)(B)	420,446	12,504,064	1.6%
OTHER SECURITIES		6,457,934	0.8%
		92,423,360

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology - 29.6%
Advanced Micro Devices, Inc. (A)	983,008	$45,080,746	5.7%
Alteryx, Inc., Class A (A)(B)	76,000	7,605,320	1.0%
Fair Isaac Corp. (A)	40,631	15,223,623	1.9%
GoDaddy, Inc., Class A (A)(B)	211,611	14,372,619	1.8%
Guidewire Software, Inc. (A)	230,373	25,288,044	3.2%
Marvell Technology Group, Ltd.	444,572	11,807,832	1.5%
ServiceNow, Inc. (A)	57,795	16,316,684	2.1%
Slack Technologies, Inc., Class A (A)(B)	538,762	12,111,370	1.5%
Splunk, Inc. (A)	229,510	34,373,713	4.4%
Workday, Inc., Class A (A)	110,512	18,173,698	2.3%
Zebra Technologies Corp., Class A (A)	55,738	14,237,715	1.8%
Zoom Video Communications, Inc., Class A (A)(B)	172,062	11,707,098	1.5%
OTHER SECURITIES		7,243,533	0.9%
		233,541,995
TOTAL COMMON STOCKS (Cost $591,293,861)		$743,234,044
PREFERRED SECURITIES - 2.5%
Consumer discretionary - 1.0%		7,957,651	1.0%
Information technology - 1.1%		8,812,352	1.1%
Real estate - 0.4%		2,578,042	0.4%
TOTAL PREFERRED SECURITIES (Cost $16,954,078)		$19,348,045
SHORT-TERM INVESTMENTS - 12.8%
Short-term funds - 9.6%
John Hancock Collateral Trust, 1.7338% (C)(D)	7,595,947	76,002,767	9.6%
Repurchase agreement - 3.2%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-31-19 at 1.570% to be repurchased at $25,202,198 on 1-2-20, collateralized by $25,566,100 U.S. Treasury Notes, 1.875% due 6-30-26 (valued at $25,704,055)	$25,200,000	25,200,000	3.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $101,206,893)		$101,202,767
Total Investments (Mid Cap Stock Trust) (Cost $709,454,832) - 109.5%		$863,784,856	109.5%
Other assets and liabilities, net - (9.5)%		(74,805,870)	(9.5)%
TOTAL NET ASSETS - 100.0%		$788,978,986	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mid Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.3%
Communication services - 4.5%
News Corp., Class A	885,539	$12,521,521	1.9%
ViacomCBS, Inc., Class B	253,643	10,645,397	1.6%
OTHER SECURITIES		7,122,347	1.0%
		30,289,265
Consumer discretionary - 4.8%
Strategic Education, Inc.	45,299	7,198,011	1.1%
Tiffany & Company	119,849	16,017,819	2.4%
OTHER SECURITIES		8,827,891	1.3%
		32,043,721
Consumer staples - 7.5%
Bunge, Ltd.	278,963	16,054,321	2.4%
Campbell Soup Company (A)	100,112	4,947,535	0.7%
Carlsberg A/S, Class B	34,787	5,191,471	0.8%
Flowers Foods, Inc. (A)	559,524	12,164,052	1.8%
OTHER SECURITIES		11,863,196	1.8%
		50,220,575
Energy - 12.2%
Canadian Natural Resources, Ltd. (A)	325,109	10,517,276	1.6%
Encana Corp.	1,217,307	5,709,170	0.9%
EQT Corp. (A)	865,914	9,438,463	1.4%
Equitrans Midstream Corp. (A)	391,420	5,229,371	0.8%
Hess Corp.	146,141	9,763,680	1.5%
Imperial Oil, Ltd. (A)	490,416	12,981,312	1.9%
Murphy Oil Corp. (A)	267,354	7,165,087	1.1%
OTHER SECURITIES		20,914,020	3.0%
		81,718,379
Financials - 18.6%
Brown & Brown, Inc.	203,393	8,029,956	1.2%
CNA Financial Corp.	171,461	7,683,167	1.2%
Fifth Third Bancorp	441,359	13,567,376	2.0%
Lazard, Ltd., Class A (A)	248,158	9,916,394	1.5%
Loews Corp.	183,715	9,643,200	1.4%
Marsh & McLennan Companies, Inc.	48,545	5,408,398	0.8%
Northern Trust Corp.	143,561	15,251,921	2.3%
State Street Corp.	160,824	12,721,178	1.9%
Westamerica Bancorporation	104,953	7,112,665	1.1%
OTHER SECURITIES		35,393,507	5.2%
		124,727,762
Health care - 15.1%
Baxter International, Inc.	93,444	7,813,787	1.2%
Cardinal Health, Inc.	180,230	9,116,033	1.4%
Dentsply Sirona, Inc.	171,470	9,703,487	1.4%
Hologic, Inc. (B)	239,880	12,524,135	1.9%
Patterson Companies, Inc. (A)	439,616	9,003,336	1.3%
Perrigo Company PLC (A)	237,706	12,279,892	1.8%
Select Medical Holdings Corp. (B)	627,308	14,641,369	2.2%
Zimmer Biomet Holdings, Inc.	62,542	9,361,287	1.4%
OTHER SECURITIES		16,367,649	2.5%
		100,810,975
Industrials - 9.1%
C.H. Robinson Worldwide, Inc. (A)	95,910	7,500,162	1.1%
Kansas City Southern	32,426	4,966,366	0.7%
PACCAR, Inc.	70,244	5,556,300	0.8%
Textron, Inc.	259,743	11,584,538	1.7%
Xylem, Inc. (A)	74,162	5,843,224	0.9%
OTHER SECURITIES		25,808,560	3.9%
		61,259,150

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology - 3.6%
Applied Materials, Inc.	168,560	$10,288,902	1.6%
National Instruments Corp.	130,018	5,504,962	0.8%
OTHER SECURITIES		8,288,367	1.2%
		24,082,231
Materials - 10.2%
Barrick Gold Corp.	573,524	10,661,811	1.6%
Corteva, Inc.	204,334	6,040,113	0.9%
Franco-Nevada Corp.	98,177	10,137,888	1.5%
Freeport-McMoRan, Inc. (A)	508,100	6,666,272	1.0%
OTHER SECURITIES		35,077,533	5.2%
		68,583,617
Real estate - 6.2%
Equity Commonwealth	155,131	5,092,951	0.8%
Equity Residential	67,889	5,493,578	0.8%
Rayonier, Inc.	380,956	12,480,119	1.9%
Weyerhaeuser Company	396,450	11,972,790	1.8%
OTHER SECURITIES		6,464,309	0.9%
		41,503,747
Utilities - 3.5%
FirstEnergy Corp. (A)	243,658	11,841,779	1.8%
OTHER SECURITIES		11,678,842	1.7%
		23,520,621
TOTAL COMMON STOCKS (Cost $559,338,457)		$638,760,043
PREFERRED SECURITIES - 0.3%
Consumer staples - 0.3%
Bunge, Ltd., 4.875%	18,222	1,867,755	0.3%
TOTAL PREFERRED SECURITIES (Cost $2,064,626)		$1,867,755
SHORT-TERM INVESTMENTS - 13.7%
Short-term funds - 13.7%
John Hancock Collateral Trust, 1.7338% (C)(D)	6,232,767	62,363,194	9.3%
T. Rowe Price Government Reserve Fund, 1.5876% (C)	27,515,392	27,515,392	4.1%
OTHER SECURITIES		1,999,955	0.3%
		91,878,541
TOTAL SHORT-TERM INVESTMENTS (Cost $91,877,348)		$91,878,541
Total Investments (Mid Value Trust) (Cost $653,280,431) - 109.3%		$732,506,339	109.3%
Other assets and liabilities, net - (9.3)%		(62,418,601)	(9.3)%
TOTAL NET ASSETS - 100.0%		$670,087,738	100.0%
Security Abbreviations and Legend
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mutual Shares Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 92.5%
Communication services - 10.1%
Charter Communications, Inc., Class A (A)	7,614	$3,693,399	2.4%
Comcast Corp., Class A	61,072	2,746,408	1.8%
Mutual Shares Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Communication services (continued)
Discovery, Inc., Series C (A)	55,300	$1,686,097	1.1%
The Walt Disney Company	25,412	3,675,338	2.4%
OTHER SECURITIES		3,638,505	2.4%
		15,439,747
Consumer discretionary - 5.5%
General Motors Company	51,290	1,877,214	1.2%
Lennar Corp., A Shares	28,100	1,567,699	1.0%
Newell Brands, Inc.	116,016	2,229,828	1.5%
PVH Corp.	17,400	1,829,610	1.2%
OTHER SECURITIES		885,024	0.6%
		8,389,375
Consumer staples - 9.7%
British American Tobacco PLC	51,908	2,206,198	1.4%
British American Tobacco PLC, ADR	17,408	739,144	0.5%
The Kraft Heinz Company	80,800	2,596,104	1.7%
The Kroger Company	85,631	2,482,443	1.6%
Walgreens Boots Alliance, Inc.	28,930	1,705,713	1.1%
OTHER SECURITIES		5,115,692	3.4%
		14,845,294
Energy - 9.4%
BP PLC	352,255	2,215,967	1.5%
Kinder Morgan, Inc.	137,600	2,912,992	1.9%
Marathon Oil Corp.	126,877	1,722,990	1.1%
Schlumberger, Ltd.	43,300	1,740,660	1.1%
The Williams Companies, Inc.	73,384	1,740,668	1.1%
OTHER SECURITIES		4,103,071	2.7%
		14,436,348
Financials - 22.5%
Alleghany Corp. (A)	4,369	3,493,321	2.3%
American International Group, Inc.	67,565	3,468,111	2.3%
Capital One Financial Corp.	23,262	2,393,892	1.6%
Citigroup, Inc.	42,560	3,400,118	2.2%
Citizens Financial Group, Inc.	60,535	2,458,326	1.6%
Everest Re Group, Ltd. (B)	6,069	1,680,142	1.1%
JPMorgan Chase & Co.	25,212	3,514,553	2.3%
Synovus Financial Corp.	63,831	2,502,175	1.6%
The Hartford Financial Services Group, Inc.	43,259	2,628,849	1.7%
Voya Financial, Inc. (B)	36,330	2,215,403	1.4%
Wells Fargo & Company	61,693	3,319,083	2.2%
OTHER SECURITIES		3,402,086	2.2%
		34,476,059
Health care - 13.7%
CVS Health Corp.	34,948	2,596,287	1.7%
Eli Lilly & Company	24,530	3,223,978	2.1%
GlaxoSmithKline PLC	147,999	3,477,536	2.3%
Medtronic PLC	42,639	4,837,395	3.2%
Merck & Company, Inc.	22,353	2,033,005	1.3%
Novartis AG, ADR	39,242	3,715,825	2.4%
OTHER SECURITIES		1,115,856	0.7%
		20,999,882
Industrials - 7.2%
BAE Systems PLC	212,441	1,590,613	1.0%
General Electric Company	160,158	1,787,363	1.2%
Huntington Ingalls Industries, Inc.	7,384	1,852,498	1.2%
Johnson Controls International PLC	44,200	1,799,382	1.2%
Sensata Technologies Holding PLC (A)	51,497	2,774,143	1.8%

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mutual Shares Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
OTHER SECURITIES		$1,288,238	0.8%
		11,092,237
Information technology - 11.0%
Cognizant Technology Solutions Corp., Class A	39,426	2,445,201	1.6%
Corning, Inc.	54,009	1,572,202	1.0%
Hewlett Packard Enterprise Company	101,071	1,602,986	1.0%
NortonLifeLock, Inc.	112,937	2,882,152	1.9%
Oracle Corp.	36,700	1,944,366	1.3%
Samsung Electronics Company, Ltd.	63,416	3,055,817	2.0%
Western Digital Corp. (B)	32,400	2,056,428	1.3%
OTHER SECURITIES		1,366,237	0.9%
		16,925,389
Materials - 1.7%
International Paper Company	44,080	2,029,884	1.3%
OTHER SECURITIES		518,610	0.4%
		2,548,494
Real estate - 1.5%
Vornado Realty Trust	23,418	1,557,297	1.0%
OTHER SECURITIES		800,108	0.5%
		2,357,405
Utilities - 0.2%		244,752	0.2%
TOTAL COMMON STOCKS (Cost $120,305,850)		$141,754,982
CORPORATE BONDS - 2.1%
Communication services - 0.8%		1,212,478	0.8%
Energy - 0.0%		34,425	0.0%
Information technology - 1.3%		1,880,300	1.3%
TOTAL CORPORATE BONDS (Cost $4,255,484)		$3,127,203
RIGHTS - 0.0%		29,417	0.0%
TOTAL RIGHTS (Cost $20,816)		$29,417
ESCROW CERTIFICATES - 0.0%		11,597	0.0%
TOTAL ESCROW CERTIFICATES (Cost $3,316)		$11,597
Mutual Shares Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 8.1%
U.S. Government - 1.0%		$1,428,301	1.0%
U.S. Government Agency - 5.2%
Federal Home Loan Bank Discount Note, 1.150%, 01/02/2020 *	$8,000,000	8,000,000	5.2%
Short-term funds - 1.9%
John Hancock Collateral Trust, 1.7338% (C)(D)	289,884	2,900,493	1.9%
TOTAL SHORT-TERM INVESTMENTS (Cost $12,328,368)		$12,328,794
Total Investments (Mutual Shares Trust) (Cost $136,913,834) - 102.7%		$157,251,993	102.7%
Other assets and liabilities, net - (2.7)%		(4,069,712)	(2.7)%
TOTAL NET ASSETS - 100.0%		$153,182,281	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	2,372,661	EUR	2,125,830	HSBC	1/15/2020	—	$(13,664)
USD	76,853	GBP	58,753	BOA	1/16/2020	—	(1,001)
USD	4,094,741	GBP	3,111,045	HSBC	1/16/2020	—	(27,696)
USD	2,978,982	KRW	3,523,773,456	HSBC	1/17/2020	—	(71,849)
						—	$(114,210)
Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
KRW	Korean Won
USD	U.S. Dollar
Derivatives Abbreviations
BOA	Bank of America, N.A.
HSBC	HSBC Bank PLC
OTC	Over-the-counter
The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mutual Shares Trust (continued)

See Notes to financial statements regarding investment transactions and other derivatives information.
Real Estate Securities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.6%
Information technology - 1.5%
InterXion Holding NV (A)	67,564	$5,662,539	1.5%
Real estate - 98.1%
Agree Realty Corp.	102,614	7,200,424	1.9%
Alexandria Real Estate Equities, Inc.	79,021	12,768,213	3.4%
American Tower Corp.	35,634	8,189,406	2.2%
Americold Realty Trust	287,012	10,062,641	2.7%
Apartment Investment & Management Company, A Shares	201,279	10,396,060	2.8%
Brixmor Property Group, Inc.	421,017	9,098,177	2.5%
CoreSite Realty Corp.	33,033	3,703,660	1.0%
Cousins Properties, Inc.	165,010	6,798,412	1.8%
CyrusOne, Inc.	75,866	4,963,912	1.3%
DiamondRock Hospitality Company	312,397	3,461,359	0.9%
Douglas Emmett, Inc.	196,117	8,609,536	2.3%
EastGroup Properties, Inc.	48,053	6,375,192	1.7%
Equinix, Inc.	45,115	26,333,626	7.1%
Equity LifeStyle Properties, Inc.	193,490	13,619,761	3.7%
Equity Residential	186,708	15,108,411	4.1%
Essential Properties Realty Trust, Inc.	253,377	6,286,283	1.7%
Essex Property Trust, Inc.	28,143	8,467,103	2.3%
Extra Space Storage, Inc.	103,964	10,980,678	3.0%
Healthpeak Properties, Inc.	386,150	13,310,591	3.6%
Highwoods Properties, Inc.	23,324	1,140,777	0.3%
Host Hotels & Resorts, Inc.	100,276	1,860,120	0.5%
Invitation Homes, Inc.	457,008	13,696,530	3.7%
Kilroy Realty Corp.	133,560	11,205,684	3.0%
Kimco Realty Corp.	535,354	11,087,181	3.0%
Liberty Property Trust	36,273	2,178,194	0.6%
Life Storage, Inc.	89,344	9,674,168	2.6%
Medical Properties Trust, Inc.	561,640	11,856,220	3.2%
Mid-America Apartment Communities, Inc.	98,106	12,936,257	3.5%
Omega Healthcare Investors, Inc.	171,888	7,279,457	2.0%
Prologis, Inc.	278,500	24,825,490	6.7%
Realty Income Corp.	152,613	11,236,895	3.0%
Rexford Industrial Realty, Inc.	262,983	12,010,434	3.2%
Ryman Hospitality Properties, Inc.	80,557	6,981,070	1.9%
Simon Property Group, Inc.	61,101	9,101,605	2.5%
STORE Capital Corp.	295,418	11,001,366	3.0%
Weingarten Realty Investors	185,193	5,785,429	1.6%
Welltower, Inc.	88,533	7,240,229	2.0%
Weyerhaeuser Company	223,949	6,763,260	1.8%
		363,593,811
TOTAL COMMON STOCKS (Cost $334,408,621)		$369,256,350
Real Estate Securities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
	SHORT-TERM INVESTMENTS - 0.3%
	Short-term funds - 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (B)	1,051,772	$1,051,772	0.3%
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,051,772)	$1,051,772
	Total Investments (Real Estate Securities Trust) (Cost $335,460,393) - 99.9%	$370,308,122	99.9%
	Other assets and liabilities, net - 0.1%	422,634	0.1%
	TOTAL NET ASSETS - 100.0%	$370,730,756	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-19.
Science & Technology Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 91.6%
Communication services - 21.0%
58.com, Inc., ADR (A)	207,168	$13,409,985	1.7%
Alphabet, Inc., Class C (A)	40,390	54,002,238	6.7%
Electronic Arts, Inc. (A)	44,928	4,830,209	0.6%
Facebook, Inc., Class A (A)	280,599	57,592,939	7.1%
Mail.Ru Group, Ltd., GDR (A)	468,174	10,432,356	1.3%
NAVER Corp. (A)	79,646	12,814,638	1.6%
Take-Two Interactive Software, Inc. (A)	35,625	4,361,569	0.5%
OTHER SECURITIES		13,068,042	1.5%
		170,511,976
Consumer discretionary - 13.8%
Alibaba Group Holding, Ltd., ADR (A)	71,265	15,115,307	1.9%
Amazon.com, Inc. (A)	14,979	27,678,795	3.4%
Booking Holdings, Inc. (A)	10,502	21,568,272	2.7%
Naspers, Ltd., N Shares	39,275	6,427,232	0.8%
Trip.com Group, Ltd., ADR (A)	628,048	21,064,730	2.6%
Zalando SE (A)(B)	277,236	13,981,048	1.7%
OTHER SECURITIES		5,941,254	0.7%
		111,776,638
Health care - 1.2%
Intuitive Surgical, Inc. (A)	10,981	6,491,418	0.8%
OTHER SECURITIES		3,159,927	0.4%
		9,651,345
Industrials - 0.2%		1,612,224	0.2%
Information technology - 55.3%
Advanced Micro Devices, Inc. (A)	248,920	11,415,471	1.4%
Alteryx, Inc., Class A (A)(C)	110,115	11,019,208	1.4%
Apple, Inc.	40,945	12,023,499	1.5%
Applied Materials, Inc.	133,123	8,125,828	1.0%
Atlassian Corp. PLC, Class A (A)	74,570	8,973,754	1.1%
Fidelity National Information Services, Inc.	28,843	4,011,773	0.5%
Fiserv, Inc. (A)	46,902	5,423,278	0.7%
Fortinet, Inc. (A)	65,640	7,007,726	0.9%
Global Payments, Inc. (C)	30,426	5,554,571	0.7%

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Science & Technology Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
KLA Corp.	35,235	$6,277,820	0.8%
Lam Research Corp.	22,005	6,434,262	0.8%
Mastercard, Inc., Class A	45,410	13,558,972	1.7%
Maxim Integrated Products, Inc.	114,854	7,064,670	0.9%
Micron Technology, Inc. (A)	268,454	14,437,456	1.8%
Microsoft Corp.	352,871	55,647,757	6.9%
MongoDB, Inc. (A)(C)	60,195	7,922,264	1.0%
NortonLifeLock, Inc.	570,764	14,565,897	1.8%
NVIDIA Corp.	85,460	20,108,738	2.5%
NXP Semiconductors NV	30,980	3,942,515	0.5%
Okta, Inc. (A)	112,620	12,992,969	1.6%
Paycom Software, Inc. (A)	77,595	20,544,052	2.5%
Pure Storage, Inc., Class A (A)	750,694	12,844,374	1.6%
QUALCOMM, Inc.	65,880	5,812,592	0.7%
RingCentral, Inc., Class A (A)(C)	83,915	14,153,943	1.7%
salesforce.com, Inc. (A)	153,954	25,039,079	3.1%
Samsung Electronics Company, Ltd.	585,796	28,227,660	3.5%
STMicroelectronics NV	32,805	885,099	0.1%
STMicroelectronics NV (New York Stock Exchange) (C)	145,590	3,917,827	0.5%
Synopsys, Inc. (A)	30,292	4,216,646	0.5%
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	150,320	8,733,592	1.1%
Teradyne, Inc.	90,255	6,154,488	0.8%
Twilio, Inc., Class A (A)(C)	116,070	11,407,360	1.4%
Workday, Inc., Class A (A)	61,766	10,157,419	1.3%
Zscaler, Inc. (A)(C)	114,165	5,308,673	0.7%
OTHER SECURITIES		53,636,470	6.3%
		447,547,702
Real estate - 0.1%		577,863	0.1%
TOTAL COMMON STOCKS (Cost $608,493,479)		$741,677,748
PREFERRED SECURITIES - 0.2%
Communication services - 0.1%		1,028,326	0.1%
Industrials - 0.1%		484,517	0.1%
TOTAL PREFERRED SECURITIES (Cost $1,063,751)		$1,512,843
SHORT-TERM INVESTMENTS - 13.5%
Short-term funds - 11.2%
John Hancock Collateral Trust, 1.7338% (D)(E)	4,200,833	42,032,279	5.2%
T. Rowe Price Government Reserve Fund, 1.5876% (D)	47,985,885	47,985,885	5.9%
OTHER SECURITIES		698,266	0.1%
		90,716,430
Repurchase agreement - 2.3%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $18,627,569 on 1-2-20, collateralized by $18,835,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $19,003,536)	$18,627,000	18,627,000	2.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $109,347,593)		$109,343,430
Total Investments (Science & Technology Trust) (Cost $718,904,823) - 105.3%		$852,534,021	105.3%
Other assets and liabilities, net - (5.3)%		(42,989,773)	(5.3)%
TOTAL NET ASSETS - 100.0%		$809,544,248	100.0%
Science & Technology Trust (continued)
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 12-31-19.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.9%
Communication services - 2.3%		$13,582,108	2.3%
Consumer discretionary - 10.6%
Chegg, Inc. (A)	32,035	1,214,447	0.2%
Churchill Downs, Inc.	9,675	1,327,410	0.2%
Deckers Outdoor Corp. (A)	8,061	1,361,180	0.2%
Helen of Troy, Ltd. (A)	6,919	1,243,967	0.2%
Marriott Vacations Worldwide Corp.	11,806	1,520,141	0.3%
OTHER SECURITIES		56,434,315	9.5%
		63,101,460
Consumer staples - 2.9%
Darling Ingredients, Inc. (A)	45,402	1,274,888	0.2%
Performance Food Group Company (A)	28,337	1,458,789	0.3%
OTHER SECURITIES		14,499,767	2.4%
		17,233,444
Energy - 3.1%		18,714,229	3.1%
Financials - 17.3%
Blackstone Mortgage Trust, Inc., Class A	33,636	1,251,932	0.2%
Essent Group, Ltd.	26,557	1,380,698	0.2%
First Financial Bankshares, Inc.	35,568	1,248,437	0.2%
Radian Group, Inc.	56,336	1,417,414	0.3%
Valley National Bancorp	107,736	1,233,577	0.2%
OTHER SECURITIES		96,870,559	16.2%
		103,402,617
Health care - 17.2%
ACADIA Pharmaceuticals, Inc. (A)	29,173	1,248,021	0.2%
Amedisys, Inc. (A)	8,655	1,444,693	0.3%
Arrowhead Pharmaceuticals, Inc. (A)	25,853	1,639,856	0.3%
Global Blood Therapeutics, Inc. (A)	16,062	1,276,768	0.2%
Globus Medical, Inc., Class A (A)	20,932	1,232,476	0.2%
Haemonetics Corp. (A)	14,118	1,622,158	0.3%
HealthEquity, Inc. (A)	19,153	1,418,663	0.2%
Novocure, Ltd. (A)	24,004	2,022,795	0.4%
Repligen Corp. (A)	14,316	1,324,230	0.2%
Teladoc Health, Inc. (A)	19,731	1,651,879	0.3%
The Medicines Company (A)	20,896	1,774,905	0.3%
OTHER SECURITIES		86,254,923	14.3%
		102,911,367
Industrials - 15.4%
Axon Enterprise, Inc. (A)	16,129	1,181,933	0.2%
EMCOR Group, Inc.	15,310	1,321,253	0.2%
Generac Holdings, Inc. (A)	16,834	1,693,332	0.3%

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
MSA Safety, Inc.	9,701	$1,225,818	0.2%
Tetra Tech, Inc.	15,096	1,300,671	0.2%
The Brink's Company	13,778	1,249,389	0.2%
Trex Company, Inc. (A)	16,192	1,455,337	0.2%
OTHER SECURITIES		82,853,848	13.9%
		92,281,581
Information technology - 13.2%
ACI Worldwide, Inc. (A)	31,717	1,201,599	0.2%
Cirrus Logic, Inc. (A)	16,016	1,319,879	0.2%
j2 Global, Inc.	12,844	1,203,611	0.2%
KBR, Inc.	39,012	1,189,866	0.2%
Lumentum Holdings, Inc. (A)	21,126	1,675,292	0.3%
MAXIMUS, Inc.	17,497	1,301,602	0.2%
Science Applications International Corp.	16,348	1,422,603	0.2%
Silicon Laboratories, Inc. (A)	11,833	1,372,391	0.2%
Tech Data Corp. (A)	10,019	1,438,728	0.2%
OTHER SECURITIES		66,428,075	11.3%
		78,553,646
Materials - 3.8%		22,782,717	3.8%
Real estate - 7.5%
EastGroup Properties, Inc.	10,097	1,339,569	0.2%
First Industrial Realty Trust, Inc.	34,522	1,433,008	0.2%
Healthcare Realty Trust, Inc.	35,117	1,171,854	0.2%
Rexford Industrial Realty, Inc.	30,115	1,375,352	0.2%
OTHER SECURITIES		39,520,940	6.7%
		44,840,723
Utilities - 3.6%
ALLETE, Inc.	14,272	1,158,458	0.2%
Black Hills Corp.	16,784	1,318,215	0.2%
ONE Gas, Inc.	14,350	1,342,730	0.2%
Portland General Electric Company	24,564	1,370,426	0.2%
OTHER SECURITIES		16,063,462	2.8%
		21,253,291
TOTAL COMMON STOCKS (Cost $447,313,796)		$578,657,183
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES - 0.0%
Communication services - 0.0%		$38,422	0.0%
TOTAL PREFERRED SECURITIES (Cost $7,218)		$38,422
RIGHTS - 0.0%		22,716	0.0%
TOTAL RIGHTS (Cost $26,845)		$22,716
SHORT-TERM INVESTMENTS - 3.7%
U.S. Government Agency - 2.5%
Federal Home Loan Bank Discount Note, 1.560%, 01/23/2020 *	$15,054,000	15,040,740	2.5%
Short-term funds - 0.5%
John Hancock Collateral Trust, 1.7338% (B)(C)	286,018	2,861,808	0.5%
Repurchase agreement - 0.7%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $3,940,120 on 1-2-20, collateralized by $3,985,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $4,020,658)	$3,940,000	3,940,000	0.7%
TOTAL SHORT-TERM INVESTMENTS (Cost $21,841,680)		$21,842,548
Total Investments (Small Cap Index Trust) (Cost $469,189,539) - 100.6%		$600,560,869	100.6%
Other assets and liabilities, net - (0.6)%		(3,332,356)	(0.6)%
TOTAL NET ASSETS - 100.0%		$597,228,513	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-19.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	257	Long	Mar 2020	$21,226,443	$21,467,210	$240,767
						$240,767
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Small Cap Opportunities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.6%
Communication services - 2.0%		$2,829,512	2.0%
Consumer discretionary - 13.7%
Churchill Downs, Inc.	5,143	705,620	0.5%
Five Below, Inc. (A)	6,383	816,130	0.6%
Fox Factory Holding Corp. (A)	10,694	743,982	0.5%
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Grand Canyon Education, Inc. (A)	9,873	$945,735	0.7%
Lithia Motors, Inc., Class A	4,151	610,197	0.4%
Pool Corp.	2,348	498,668	0.4%

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
OTHER SECURITIES		$14,747,557	10.6%
		19,067,889
Consumer staples - 3.5%
Performance Food Group Company (A)	10,197	524,942	0.4%
OTHER SECURITIES		4,334,986	3.1%
		4,859,928
Energy - 5.8%
Matador Resources Company (A)	31,246	561,491	0.4%
OTHER SECURITIES		7,600,211	5.4%
		8,161,702
Financials - 21.5%
Ameris Bancorp	18,172	773,037	0.6%
Atlantic Union Bankshares Corp.	15,533	583,264	0.4%
Houlihan Lokey, Inc.	11,308	552,622	0.4%
People's United Financial, Inc.	33,954	573,823	0.4%
Pinnacle Financial Partners, Inc.	13,313	852,032	0.6%
Stifel Financial Corp.	8,694	527,291	0.4%
OTHER SECURITIES		26,145,469	18.7%
		30,007,538
Health care - 12.2%
Aimmune Therapeutics, Inc. (A)	18,686	625,420	0.5%
AtriCure, Inc. (A)	17,805	578,841	0.4%
Biohaven Pharmaceutical Holding Company, Ltd. (A)	9,815	534,329	0.4%
Cardiovascular Systems, Inc. (A)	18,328	890,558	0.6%
Catalent, Inc. (A)	16,394	922,982	0.7%
Global Blood Therapeutics, Inc. (A)	7,702	612,232	0.4%
Globus Medical, Inc., Class A (A)	14,511	854,408	0.6%
HMS Holdings Corp. (A)	19,095	565,212	0.4%
LHC Group, Inc. (A)	5,658	779,446	0.6%
Syneos Health, Inc. (A)	13,556	806,243	0.6%
Vericel Corp. (A)	30,207	525,602	0.4%
Wright Medical Group NV (A)	17,316	527,792	0.4%
OTHER SECURITIES		8,801,056	6.2%
		17,024,121
Industrials - 19.0%
AAR Corp.	17,533	790,738	0.6%
Exponent, Inc.	11,867	818,942	0.6%
John Bean Technologies Corp.	4,885	550,344	0.4%
Knight-Swift Transportation Holdings, Inc.	15,525	556,416	0.4%
RBC Bearings, Inc. (A)	4,566	722,980	0.5%
Ritchie Brothers Auctioneers, Inc.	17,275	741,961	0.5%
SiteOne Landscape Supply, Inc. (A)	9,231	836,790	0.6%
Spartan Motors, Inc.	40,331	729,184	0.5%
Woodward, Inc.	6,207	735,157	0.5%
OTHER SECURITIES		20,091,526	14.4%
		26,574,038
Information technology - 13.5%
Arrow Electronics, Inc. (A)	7,665	649,532	0.5%
Entegris, Inc.	11,425	572,278	0.4%
HubSpot, Inc. (A)	4,956	785,526	0.6%
Mimecast, Ltd. (A)	17,555	761,536	0.6%
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
Paylocity Holding Corp. (A)	7,611	$919,561	0.7%
Rapid7, Inc. (A)	17,474	978,893	0.7%
Rogers Corp. (A)	5,130	639,865	0.5%
Virtusa Corp. (A)	13,045	591,330	0.4%
OTHER SECURITIES		12,883,284	9.1%
		18,781,805
Materials - 5.6%
Balchem Corp.	7,195	731,228	0.5%
PolyOne Corp.	19,721	725,536	0.5%
Reliance Steel & Aluminum Company	5,192	621,794	0.5%
OTHER SECURITIES		5,759,395	4.1%
		7,837,953
Real estate - 1.6%
QTS Realty Trust, Inc., Class A	13,061	708,820	0.5%
STAG Industrial, Inc.	24,537	774,633	0.6%
OTHER SECURITIES		780,880	0.5%
		2,264,333
Utilities - 0.2%		215,702	0.2%
TOTAL COMMON STOCKS (Cost $119,769,404)		$137,624,521
SHORT-TERM INVESTMENTS - 2.6%
Short-term funds - 2.6%
John Hancock Collateral Trust, 1.7338% (B)(C)	223,851	2,239,790	1.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.5319% (B)	1,108,603	1,108,603	0.8%
OTHER SECURITIES		223,179	0.2%
		3,571,572
TOTAL SHORT-TERM INVESTMENTS (Cost $3,571,609)		$3,571,572
Total Investments (Small Cap Opportunities Trust) (Cost $123,341,013) - 101.2%		$141,196,093	101.2%
Other assets and liabilities, net - (1.2)%		(1,619,447)	(1.2)%
TOTAL NET ASSETS - 100.0%		$139,576,646	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-19.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Stock Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.6%
Communication services - 1.3%		$4,110,853	1.3%
Consumer discretionary - 17.7%
BRP, Inc.	103,726	4,725,602	1.5%
Carter's, Inc.	38,369	4,195,266	1.3%
Cavco Industries, Inc. (A)	16,254	3,175,707	1.0%
Chegg, Inc. (A)(B)	96,829	3,670,787	1.2%
Five Below, Inc. (A)	25,087	3,207,624	1.0%
Floor & Decor Holdings, Inc., Class A (A)(B)	68,589	3,485,007	1.1%
Marriott Vacations Worldwide Corp.	45,701	5,884,461	1.8%

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Planet Fitness, Inc., Class A (A)	73,931	$5,521,167	1.7%
Skyline Champion Corp. (A)	172,402	5,465,143	1.7%
The Cheesecake Factory, Inc. (B)	78,341	3,044,331	1.0%
YETI Holdings, Inc. (A)(B)	90,782	3,157,398	1.0%
OTHER SECURITIES		10,967,852	3.4%
		56,500,345
Consumer staples - 2.0%
Performance Food Group Company (A)	83,320	4,289,314	1.3%
OTHER SECURITIES		2,134,926	0.7%
		6,424,240
Energy - 0.6%		1,848,045	0.6%
Financials - 6.2%
Atlantic Union Bankshares Corp.	81,419	3,057,283	1.0%
BancorpSouth Bank	108,614	3,411,566	1.1%
Sterling Bancorp	186,980	3,941,538	1.2%
OTHER SECURITIES		9,322,000	2.9%
		19,732,387
Health care - 29.3%
Amedisys, Inc. (A)	29,242	4,881,075	1.5%
Galapagos NV, ADR (A)(B)	18,695	3,866,687	1.2%
Globus Medical, Inc., Class A (A)	60,828	3,581,553	1.1%
Haemonetics Corp. (A)	41,372	4,753,643	1.5%
Hill-Rom Holdings, Inc.	33,053	3,752,507	1.2%
Insulet Corp. (A)	29,026	4,969,251	1.6%
Iovance Biotherapeutics, Inc. (A)	120,803	3,343,827	1.0%
MyoKardia, Inc. (A)(B)	44,474	3,241,487	1.0%
Omnicell, Inc. (A)	79,506	6,497,230	2.0%
PRA Health Sciences, Inc. (A)	33,599	3,734,529	1.2%
Tandem Diabetes Care, Inc. (A)	77,652	4,628,836	1.5%
OTHER SECURITIES		46,127,424	14.5%
		93,378,049
Industrials - 15.8%
Advanced Drainage Systems, Inc.	109,079	4,236,628	1.3%
Argan, Inc.	79,619	3,195,907	1.0%
Chart Industries, Inc. (A)	47,591	3,211,917	1.0%
Curtiss-Wright Corp.	28,619	4,032,131	1.3%
ITT, Inc.	75,940	5,612,725	1.8%
McGrath RentCorp	46,943	3,593,017	1.1%
Rexnord Corp. (A)	196,343	6,404,709	2.0%
The Brink's Company	40,748	3,695,029	1.1%
TriNet Group, Inc. (A)	64,430	3,647,382	1.1%
OTHER SECURITIES		12,943,330	4.1%
		50,572,775
Information technology - 16.3%
Five9, Inc. (A)	48,239	3,163,514	1.0%
Guidewire Software, Inc. (A)	29,911	3,283,330	1.0%
LiveRamp Holdings, Inc. (A)	75,295	3,619,431	1.1%
Mimecast, Ltd. (A)	122,093	5,296,394	1.7%
Rapid7, Inc. (A)	71,247	3,991,257	1.2%
Science Applications International Corp.	42,545	3,702,266	1.2%
Tower Semiconductor, Ltd. (A)(B)	253,499	6,099,186	1.9%
Zebra Technologies Corp., Class A (A)	14,474	3,697,239	1.2%
Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
OTHER SECURITIES		$19,296,017	6.0%
		52,148,634
Materials - 3.1%
Carpenter Technology Corp.	77,497	3,857,801	1.2%
Ingevity Corp. (A)	43,630	3,812,389	1.2%
OTHER SECURITIES		2,235,308	0.7%
		9,905,498
Real estate - 4.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	132,584	4,266,553	1.3%
Kennedy-Wilson Holdings, Inc.	177,252	3,952,720	1.3%
Xenia Hotels & Resorts, Inc.	149,090	3,221,835	1.0%
OTHER SECURITIES		2,348,775	0.7%
		13,789,883
TOTAL COMMON STOCKS (Cost $265,899,613)		$308,410,709
PREFERRED SECURITIES - 0.8%
Consumer discretionary - 0.3%		1,033,686	0.3%
Information technology - 0.5%		1,597,133	0.5%
TOTAL PREFERRED SECURITIES (Cost $3,015,165)		$2,630,819
SHORT-TERM INVESTMENTS - 12.3%
Short-term funds - 9.3%
John Hancock Collateral Trust, 1.7338% (C)(D)	2,957,007	29,586,924	9.3%
Repurchase agreement - 3.0%
Societe Generale SA Tri-Party Repurchase Agreement dated 12-31-19 at 1.550% to be repurchased at $9,600,827 on 1-2-20, collateralized by $1,401,562 Federal National Mortgage Association, 4.000% due 8-1-47 (valued at $1,481,704), $342,867 Government National Mortgage Association, 3.000% due 3-20-46 (valued at $354,854), $300 U.S. Treasury Bonds, 2.250% - 2.500% due 2-15-46 to 8-15-46 (valued at $307) and $7,490,500 U.S. Treasury Notes, 1.375% - 2.875% due 2-15-20 to 5-15-28 (valued at $7,955,136)	$9,600,000	9,600,000	3.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $39,188,835)		$39,186,924
Total Investments (Small Cap Stock Trust) (Cost $308,103,613) - 109.7%		$350,228,452	109.7%
Other assets and liabilities, net - (9.7)%		(30,894,799)	(9.7)%
TOTAL NET ASSETS - 100.0%		$319,333,653	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.7%
Consumer discretionary - 6.1%
Gentherm, Inc. (A)	138,189	$6,134,210	1.2%
Kontoor Brands, Inc. (B)	140,130	5,884,059	1.1%
TRI Pointe Group, Inc. (A)	489,755	7,630,383	1.5%
OTHER SECURITIES		12,122,926	2.3%
		31,771,578
Consumer staples - 4.6%
C&C Group PLC	1,190,981	6,427,674	1.3%
Cranswick PLC	170,650	7,660,680	1.5%
Spectrum Brands Holdings, Inc.	139,465	8,966,205	1.7%
OTHER SECURITIES		604,960	0.1%
		23,659,519
Energy - 6.6%
Dorian LPG, Ltd. (A)	403,077	6,239,632	1.2%
Kosmos Energy, Ltd.	1,080,590	6,159,363	1.2%
Scorpio Tankers, Inc.	166,642	6,555,696	1.3%
SEACOR Holdings, Inc. (A)	125,563	5,418,043	1.0%
OTHER SECURITIES		9,777,580	1.9%
		34,150,314
Financials - 19.5%
1st Source Corp.	103,695	5,379,697	1.0%
Atlantic Union Bankshares Corp.	190,980	7,171,299	1.4%
Banc of California, Inc.	489,474	8,409,163	1.6%
First Busey Corp.	228,743	6,290,433	1.2%
First Midwest Bancorp, Inc.	502,856	11,595,859	2.2%
Flushing Financial Corp.	254,326	5,494,713	1.1%
Great Western Bancorp, Inc.	251,026	8,720,643	1.7%
International Bancshares Corp.	196,209	8,450,722	1.6%
Kemper Corp.	92,125	7,139,688	1.4%
Northwest Bancshares, Inc. (B)	537,175	8,933,220	1.7%
Solar Capital, Ltd.	268,304	5,532,428	1.1%
Synovus Financial Corp.	149,158	5,846,994	1.1%
White Mountains Insurance Group, Ltd. (B)	4,850	5,410,224	1.1%
OTHER SECURITIES		6,478,549	1.3%
		100,853,632
Health care - 3.0%
Allscripts Healthcare Solutions, Inc. (A)(B)	787,042	7,724,817	1.5%
OTHER SECURITIES		7,842,096	1.5%
		15,566,913
Industrials - 30.2%
ACCO Brands Corp.	737,890	6,906,650	1.3%
American Woodmark Corp. (A)(B)	97,650	10,205,402	2.0%
ESCO Technologies, Inc.	78,932	7,301,210	1.4%
Forrester Research, Inc. (A)	137,478	5,732,833	1.1%
Forward Air Corp.	112,865	7,894,907	1.5%
GATX Corp. (B)	86,735	7,185,995	1.4%
Huron Consulting Group, Inc. (A)	164,026	11,271,867	2.2%
ICF International, Inc.	71,475	6,548,540	1.3%
Luxfer Holdings PLC	386,499	7,154,096	1.4%
Mueller Industries, Inc.	346,735	11,008,836	2.1%
SP Plus Corp. (A)	161,623	6,857,664	1.3%
Steelcase, Inc., Class A	273,630	5,598,470	1.1%
Thermon Group Holdings, Inc. (A)	317,438	8,507,338	1.6%
TriMas Corp. (A)	371,091	11,655,962	2.3%
Tyman PLC	2,268,139	8,183,414	1.6%
Valmont Industries, Inc.	54,070	8,098,605	1.6%
Small Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
OTHER SECURITIES		$25,854,120	5.0%
		155,965,909
Information technology - 7.7%
Belden, Inc.	203,694	11,203,170	2.2%
CTS Corp.	203,120	6,095,631	1.2%
Onto Innovation, Inc. (A)	217,576	7,950,227	1.5%
WNS Holdings, Ltd., ADR (A)	134,499	8,897,109	1.7%
OTHER SECURITIES		5,550,555	1.1%
		39,696,692
Materials - 6.0%
Neenah, Inc.	113,595	8,000,496	1.5%
Orion Engineered Carbons SA	473,575	9,139,998	1.8%
Sensient Technologies Corp. (B)	78,940	5,217,145	1.0%
Stepan Company	62,490	6,401,476	1.2%
OTHER SECURITIES		2,189,861	0.5%
		30,948,976
Real estate - 12.2%
Alexander & Baldwin, Inc.	362,770	7,603,659	1.5%
Brandywine Realty Trust	492,940	7,763,805	1.5%
Corporate Office Properties Trust	269,957	7,931,337	1.5%
Physicians Realty Trust	523,040	9,906,378	1.9%
PotlatchDeltic Corp.	210,407	9,104,311	1.8%
RPT Realty	668,042	10,047,352	2.0%
Summit Hotel Properties, Inc.	436,384	5,384,979	1.0%
OTHER SECURITIES		5,170,183	1.0%
		62,912,004
Utilities - 1.8%		9,534,262	1.8%
TOTAL COMMON STOCKS (Cost $407,038,179)		$505,059,799
SHORT-TERM INVESTMENTS - 5.1%
Short-term funds - 2.6%
John Hancock Collateral Trust, 1.7338% (C)(D)	1,338,632	13,393,947	2.6%
Repurchase agreement - 2.5%
Bank of America Tri-Party Repurchase Agreement dated 12-31-19 at 1.570% to be repurchased at $12,901,125 on 1-2-20, collateralized by $12,360,786 Government National Mortgage Association, 3.289% due 11-20-69 (valued at $13,158,001)	$12,900,000	12,900,000	2.5%
TOTAL SHORT-TERM INVESTMENTS (Cost $26,294,212)		$26,293,947
Total Investments (Small Cap Value Trust) (Cost $433,332,391) - 102.8%		$531,353,746	102.8%
Other assets and liabilities, net - (2.8)%		(14,320,694)	(2.8)%
TOTAL NET ASSETS - 100.0%		$517,033,052	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Company Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.0%
Communication services - 2.2%
Cable One, Inc.	1,523	$2,266,940	1.5%
OTHER SECURITIES		1,004,036	0.7%
		3,270,976
Consumer discretionary - 9.2%
Aaron's, Inc.	28,232	1,612,331	1.1%
Cavco Industries, Inc. (A)	6,530	1,275,831	0.9%
Pool Corp.	8,129	1,726,437	1.2%
Steven Madden, Ltd.	29,151	1,253,785	0.8%
Strategic Education, Inc.	13,201	2,097,639	1.4%
OTHER SECURITIES		5,627,691	3.8%
		13,593,714
Consumer staples - 2.7%
Nomad Foods, Ltd. (A)	79,401	1,776,200	1.2%
Post Holdings, Inc. (A)	9,648	1,052,597	0.7%
OTHER SECURITIES		1,107,482	0.8%
		3,936,279
Energy - 6.2%
WPX Energy, Inc. (A)	95,274	1,309,065	0.9%
OTHER SECURITIES		7,743,258	5.3%
		9,052,323
Financials - 28.0%
BankUnited, Inc.	43,255	1,581,403	1.1%
Columbia Banking System, Inc.	35,051	1,426,050	1.0%
Glacier Bancorp, Inc. (B)	26,484	1,217,999	0.8%
Home BancShares, Inc.	110,989	2,182,044	1.5%
National Bank Holdings Corp., Class A	32,142	1,132,041	0.8%
PennyMac Financial Services, Inc.	37,804	1,286,848	0.9%
Pinnacle Financial Partners, Inc.	23,400	1,497,600	1.0%
Popular, Inc.	18,936	1,112,490	0.8%
Prosperity Bancshares, Inc.	15,454	1,110,988	0.8%
Radian Group, Inc.	49,123	1,235,935	0.8%
Towne Bank	47,530	1,322,285	0.9%
Webster Financial Corp.	23,330	1,244,889	0.9%
Western Alliance Bancorp	23,811	1,357,227	0.9%
WSFS Financial Corp.	41,480	1,824,705	1.2%
OTHER SECURITIES		21,613,013	14.6%
		41,145,517
Health care - 6.8%
Atrion Corp.	1,581	1,188,122	0.8%
Quidel Corp. (A)	15,437	1,158,238	0.8%
Select Medical Holdings Corp. (A)	54,928	1,282,020	0.9%
OTHER SECURITIES		6,365,816	4.3%
		9,994,196
Industrials - 14.0%
Aegion Corp. (A)	56,671	1,267,730	0.9%
Cubic Corp.	18,050	1,147,439	0.8%
ESCO Technologies, Inc.	14,149	1,308,783	0.9%
FTI Consulting, Inc. (A)	16,186	1,791,143	1.2%
Landstar System, Inc.	10,594	1,206,339	0.8%
Triumph Group, Inc.	72,329	1,827,754	1.2%
Universal Forest Products, Inc. (B)	27,066	1,291,048	0.9%
OTHER SECURITIES		10,792,694	7.3%
		20,632,930
Information technology - 8.8%
Belden, Inc.	42,030	2,311,651	1.6%
Small Company Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
Ceridian HCM Holding, Inc. (A)	20,083	$1,363,234	0.9%
Harmonic, Inc. (A)	167,193	1,304,105	0.9%
Knowles Corp. (A)(B)	58,340	1,233,891	0.8%
Littelfuse, Inc.	10,670	2,041,171	1.4%
OTHER SECURITIES		4,741,377	3.2%
		12,995,429
Materials - 4.0%		5,836,548	4.0%
Real estate - 10.4%
EastGroup Properties, Inc.	9,287	1,232,106	0.8%
Healthcare Realty Trust, Inc.	37,150	1,239,696	0.8%
JBG SMITH Properties	29,776	1,187,765	0.8%
PotlatchDeltic Corp.	27,303	1,181,401	0.8%
PS Business Parks, Inc.	6,965	1,148,320	0.8%
Sunstone Hotel Investors, Inc.	82,207	1,144,321	0.8%
Terreno Realty Corp.	30,482	1,650,295	1.1%
OTHER SECURITIES		6,460,455	4.5%
		15,244,359
Utilities - 5.7%
Chesapeake Utilities Corp.	17,934	1,718,615	1.2%
ONE Gas, Inc.	18,508	1,731,794	1.2%
PNM Resources, Inc.	34,984	1,774,039	1.2%
OTHER SECURITIES		3,239,083	2.1%
		8,463,531
TOTAL COMMON STOCKS (Cost $112,439,076)		$144,165,802
SHORT-TERM INVESTMENTS - 9.4%
Short-term funds - 9.4%
John Hancock Collateral Trust, 1.7338% (C)(D)	1,104,099	11,047,283	7.5%
T. Rowe Price Government Reserve Fund, 1.5876% (C)	2,341,005	2,341,005	1.6%
OTHER SECURITIES		391,279	0.3%
		13,779,567
TOTAL SHORT-TERM INVESTMENTS (Cost $13,780,582)		$13,779,567
Total Investments (Small Company Value Trust) (Cost $126,219,658) - 107.4%		$157,945,369	107.4%
Other assets and liabilities, net - (7.4)%		(10,854,293)	(7.4)%
TOTAL NET ASSETS - 100.0%		$147,091,076	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Strategic Equity Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.3%
Communication services - 7.6%
Alphabet, Inc., Class A (A)	60,326	$80,800,041	0.8%
Alphabet, Inc., Class C (A)	60,177	80,457,853	0.8%
AT&T, Inc.	1,470,753	57,477,027	0.6%
Comcast Corp., Class A	914,023	41,103,614	0.4%
Facebook, Inc., Class A (A)	484,507	99,445,062	1.0%
Netflix, Inc. (A)	88,235	28,550,199	0.3%
The Walt Disney Company	362,886	52,484,202	0.6%
Verizon Communications, Inc.	832,679	51,126,491	0.5%

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Communication services (continued)
OTHER SECURITIES		$250,847,747	2.6%
		742,292,236
Consumer discretionary - 10.3%
Amazon.com, Inc. (A)	83,850	154,941,384	1.6%
McDonald's Corp.	151,624	29,962,419	0.3%
The Home Depot, Inc.	219,623	47,961,271	0.5%
Toyota Motor Corp.	475,400	33,497,382	0.4%
OTHER SECURITIES		739,862,841	7.5%
		1,006,225,297
Consumer staples - 7.8%
Nestle SA	619,311	67,049,826	0.7%
PepsiCo, Inc.	280,749	38,369,966	0.4%
The Coca-Cola Company	776,357	42,971,360	0.5%
The Procter & Gamble Company	502,092	62,711,291	0.7%
Walmart, Inc.	285,612	33,942,130	0.4%
OTHER SECURITIES		517,716,223	5.1%
		762,760,796
Energy - 4.2%
Chevron Corp.	380,699	45,878,036	0.5%
Exxon Mobil Corp.	851,871	59,443,558	0.6%
Royal Dutch Shell PLC, A Shares	890,272	26,364,710	0.3%
Royal Dutch Shell PLC, B Shares	777,481	23,078,485	0.3%
TOTAL SA	499,396	27,711,737	0.3%
OTHER SECURITIES		228,349,031	2.2%
		410,825,557
Financials - 14.8%
Bank of America Corp.	1,629,928	57,406,064	0.6%
Berkshire Hathaway, Inc., Class B (A)	393,819	89,200,004	0.9%
Citigroup, Inc.	439,554	35,115,969	0.4%
HSBC Holdings PLC	4,200,749	32,885,291	0.4%
JPMorgan Chase & Co.	631,485	88,029,009	0.9%
State Street Corp.	73,210	5,790,911	0.1%
Wells Fargo & Company	774,882	41,688,652	0.4%
OTHER SECURITIES		1,100,626,215	11.1%
		1,450,742,115
Health care - 13.0%
Abbott Laboratories	355,839	30,908,176	0.3%
Amgen, Inc.	119,630	28,839,204	0.3%
Bristol-Myers Squibb Company	471,967	30,295,562	0.3%
Johnson & Johnson	529,888	77,294,763	0.8%
Medtronic PLC	269,865	30,616,184	0.3%
Merck & Company, Inc.	512,596	46,620,606	0.5%
Novartis AG	447,087	42,334,476	0.5%
Pfizer, Inc.	1,114,213	43,654,865	0.5%
Roche Holding AG	146,214	47,519,938	0.5%
UnitedHealth Group, Inc.	190,748	56,076,097	0.6%
OTHER SECURITIES		836,096,668	8.4%
		1,270,256,539
Industrials - 11.4%
The Boeing Company	107,644	35,066,109	0.4%
OTHER SECURITIES		1,081,913,670	11.0%
		1,116,979,779
Information technology - 16.6%
Adobe, Inc. (A)	97,462	32,143,942	0.3%
Apple, Inc.	840,910	246,933,160	2.5%
Cisco Systems, Inc. (B)	854,117	40,963,451	0.4%
Intel Corp.	875,808	52,417,109	0.6%
Mastercard, Inc., Class A	178,731	53,367,289	0.6%
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
Microsoft Corp.	1,535,947	$242,218,842	2.5%
NVIDIA Corp.	123,217	28,992,960	0.3%
salesforce.com, Inc. (A)	178,584	29,044,902	0.3%
SAP SE	204,494	27,524,511	0.3%
Visa, Inc., Class A	344,653	64,760,299	0.7%
OTHER SECURITIES		806,797,723	8.1%
		1,625,164,188
Materials - 4.3%		418,672,079	4.3%
Real estate - 3.8%		372,207,530	3.8%
Utilities - 3.5%		339,125,430	3.5%
TOTAL COMMON STOCKS (Cost $5,444,929,838)		$9,515,251,546
PREFERRED SECURITIES - 0.2%
Communication services - 0.0%		27,460	0.0%
Consumer discretionary - 0.1%		10,663,973	0.1%
Consumer staples - 0.1%		3,825,423	0.1%
Health care - 0.0%		1,582,479	0.0%
Materials - 0.0%		718,770	0.0%
TOTAL PREFERRED SECURITIES (Cost $13,027,347)		$16,818,105
RIGHTS - 0.0%		14,094	0.0%
TOTAL RIGHTS (Cost $16,278)		$14,094
SHORT-TERM INVESTMENTS - 4.5%
U.S. Government Agency - 1.9%
Federal Home Loan Bank Discount Note, 1.560%, 02/04/2020 *	$5,000,000	4,993,033	0.1%
Federal Home Loan Bank Discount Note, 1.570%, 03/26/2020 *	30,000,000	29,890,800	0.3%
Federal Home Loan Bank Discount Note, 1.585%, 02/24/2020 *	80,000,000	79,820,978	0.8%
Federal Home Loan Bank Discount Note, 1.590%, 02/10/2020 *	33,000,000	32,945,660	0.3%
Federal Home Loan Bank Discount Note, 1.590%, 03/02/2020 *	35,000,000	34,909,000	0.4%
		182,559,471
Short-term funds - 2.3%
John Hancock Collateral Trust, 1.7338% (C)(D)	22,886,333	228,993,780	2.3%
Repurchase agreement - 0.3%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $26,214,801 on 1-2-20, collateralized by $26,510,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $26,747,211)	$26,214,000	26,214,000	0.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $437,761,534)		$437,767,251
Total Investments (Strategic Equity Allocation Trust) (Cost $5,895,734,997) - 102.0%		$9,969,850,996	102.0%
Other assets and liabilities, net - (2.0)%		(196,090,104)	(2.0)%
TOTAL NET ASSETS - 100.0%		$9,773,760,892	100.0%

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Strategic Equity Allocation Trust (continued)
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
MSCI EAFE Index Futures	831	Long	Mar 2020	$83,744,168	$84,616,798	$872,630
Russell 2000 E-Mini Index Futures	118	Long	Mar 2020	9,735,554	9,856,540	120,986
S&P 500 Index E-Mini Futures	878	Long	Mar 2020	141,172,815	141,786,025	613,210
S&P Mid 400 Index E-Mini Futures	41	Long	Mar 2020	8,366,765	8,465,680	98,915
						$1,705,741
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Total Stock Market Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.2%
Communication services - 9.8%
Alphabet, Inc., Class C (A)	14,901	$19,922,935	2.6%
AT&T, Inc.	156,774	6,126,728	0.8%
Comcast Corp., Class A	97,374	4,378,909	0.6%
Facebook, Inc., Class A (A)	61,323	12,586,546	1.7%
Netflix, Inc. (A)	9,427	3,050,294	0.4%
The Walt Disney Company	38,654	5,590,528	0.7%
Verizon Communications, Inc.	88,345	5,424,383	0.7%
OTHER SECURITIES		17,212,686	2.3%
		74,293,009
Consumer discretionary - 10.0%
Amazon.com, Inc. (A)	10,637	19,655,474	2.6%
McDonald's Corp.	16,308	3,222,624	0.4%
NIKE, Inc., Class B	33,615	3,405,536	0.5%
The Home Depot, Inc.	23,505	5,133,022	0.7%
OTHER SECURITIES		44,447,443	5.8%
		75,864,099
Consumer staples - 7.0%
Costco Wholesale Corp.	9,399	2,762,554	0.4%
PepsiCo, Inc.	29,955	4,093,950	0.6%
Philip Morris International, Inc.	33,445	2,845,835	0.4%
The Coca-Cola Company	91,891	5,086,167	0.7%
The Procter & Gamble Company	53,450	6,675,905	0.9%
Walmart, Inc.	61,227	7,276,217	1.0%
OTHER SECURITIES		24,410,183	3.0%
		53,150,811
Energy - 4.5%
Chevron Corp.	41,444	4,994,416	0.7%
Exxon Mobil Corp.	91,871	6,410,758	0.9%
OTHER SECURITIES		22,495,742	2.9%
		33,900,916
Financials - 13.3%
Bank of America Corp.	200,657	7,067,140	1.0%
Berkshire Hathaway, Inc., Class B (A)	52,769	11,952,179	1.6%
Citigroup, Inc.	48,779	3,896,954	0.5%
JPMorgan Chase & Co.	68,690	9,575,386	1.3%
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
State Street Corp.	8,120	$642,292	0.1%
Wells Fargo & Company	94,689	5,094,268	0.7%
OTHER SECURITIES		62,443,900	8.1%
		100,672,119
Health care - 12.9%
Abbott Laboratories	38,134	3,312,319	0.5%
AbbVie, Inc.	31,856	2,820,530	0.4%
Amgen, Inc.	12,927	3,116,312	0.4%
Bristol-Myers Squibb Company	50,452	3,238,514	0.4%
Johnson & Johnson	56,659	8,264,848	1.1%
Merck & Company, Inc.	55,070	5,008,617	0.7%
Pfizer, Inc.	119,084	4,665,711	0.6%
Thermo Fisher Scientific, Inc.	8,600	2,793,882	0.4%
UnitedHealth Group, Inc.	20,387	5,993,370	0.8%
OTHER SECURITIES		57,988,398	7.6%
		97,202,501
Industrials - 9.3%
The Boeing Company	12,111	3,945,279	0.5%
Union Pacific Corp.	15,144	2,737,884	0.4%
United Technologies Corp.	18,546	2,777,449	0.4%
OTHER SECURITIES		61,242,645	8.0%
		70,703,257
Information technology - 21.3%
Adobe, Inc. (A)	10,444	3,444,536	0.5%
Apple, Inc.	97,159	28,530,694	3.8%
Cisco Systems, Inc.	91,775	4,401,529	0.6%
Intel Corp.	94,982	5,684,673	0.8%
Mastercard, Inc., Class A	21,833	6,519,115	0.9%
Microsoft Corp.	164,163	25,888,505	3.4%
NVIDIA Corp.	13,113	3,085,489	0.4%
Oracle Corp.	71,679	3,797,553	0.5%
PayPal Holdings, Inc. (A)	25,331	2,740,054	0.4%
salesforce.com, Inc. (A)	18,936	3,079,751	0.4%
Visa, Inc., Class A	42,688	8,021,075	1.1%
OTHER SECURITIES		66,013,169	8.5%
		161,206,143
Materials - 2.4%		17,992,977	2.4%

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Real estate - 3.7%		$28,120,851	3.7%
Utilities - 3.0%		22,431,034	3.0%
TOTAL COMMON STOCKS (Cost $353,352,239)		$735,537,717
PREFERRED SECURITIES - 0.0%
Communication services - 0.0%		5,243	0.0%
Industrials - 0.0%		14,698	0.0%
TOTAL PREFERRED SECURITIES (Cost $14,563)		$19,941
RIGHTS - 0.0%
Bristol-Myers Squibb Company (Expiration Date: 3-31-21) (A)(B)	15,751	47,411	0.0%
OTHER SECURITIES		1,864	0.0%
TOTAL RIGHTS (Cost $40,058)		$49,275
WARRANTS - 0.0%		489	0.0%
TOTAL WARRANTS (Cost $18,908)		$489
SHORT-TERM INVESTMENTS - 5.1%
U.S. Government Agency - 2.7%
Federal Home Loan Bank Discount Note, 1.590%, 03/02/2020 *	$20,000,000	19,948,000	2.7%
Short-term funds - 2.1%
John Hancock Collateral Trust, 1.7338% (C)(D)	1,585,046	15,859,493	2.1%
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
	SHORT-TERM INVESTMENTS (continued)
	Repurchase agreement - 0.3%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $2,544,078 on 1-2-20, collateralized by $2,575,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $2,598,041)	$2,544,000	$2,544,000	0.3%
	TOTAL SHORT-TERM INVESTMENTS (Cost $38,350,647)	$38,351,493
	Total Investments (Total Stock Market Index Trust) (Cost $391,776,415) - 102.3%	$773,958,915	102.3%
	Other assets and liabilities, net - (2.3)%	(17,357,413)	(2.3)%
	TOTAL NET ASSETS - 100.0%	$756,601,502	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	Strike price and/or expiration date not available.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	43	Long	Mar 2020	$3,544,663	$3,591,790	$47,127
S&P 500 Index Futures	20	Long	Mar 2020	15,854,640	16,155,500	300,860
S&P Mid 400 Index E-Mini Futures	21	Long	Mar 2020	4,284,715	4,336,080	51,365
						$399,352
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

The following portfolios had the following country composition as a percentage of net assets on 12-31-19:
Blue Chip Growth Trust
United States	89.8%
China	6.8%
United Kingdom	1.4%
Other countries	2.0%
TOTAL	100.0%
Capital Appreciation Trust
United States	84.2%
France	4.4%
China	3.5%
Canada	3.0%
United Kingdom	2.0%
Germany	1.3%
Netherlands	1.3%
Other countries	0.3%
TOTAL	100.0%
Financial Industries Trust
United States	86.6%
United Kingdom	5.2%
Bermuda	1.9%
Netherlands	1.7%
Switzerland	1.6%
France	1.3%
Other countries	1.7%
TOTAL	100.0%
Health Sciences Trust
United States	86.7%
Switzerland	3.0%
Japan	2.1%
United Kingdom	2.0%
Denmark	1.3%
Netherlands	1.2%
Germany	1.1%
Other countries	2.6%
TOTAL	100.0%
Mid Value Trust
United States	83.9%
Canada	8.2%
Ireland	2.5%
Switzerland	1.1%
Other countries	4.3%
TOTAL	100.0%
Mutual Shares Trust
United States	80.4%
United Kingdom	8.3%
Ireland	3.9%
Switzerland	2.7%
South Korea	2.0%
Netherlands	1.6%
Bermuda	1.1%
TOTAL	100.0%
Science & Technology Trust
United States	80.2%
China	6.4%
South Korea	5.1%
Germany	1.8%
Russia	1.5%
Australia	1.1%
Taiwan	1.1%
Netherlands	1.0%
Other countries	1.8%
TOTAL	100.0%
Small Cap Value Trust
United States	89.1%
United Kingdom	4.5%
Luxembourg	1.8%
India	1.7%
Monaco	1.3%
Ireland	1.2%
Other countries	0.4%
TOTAL	100.0%
Strategic Equity Allocation Trust
United States	66.7%
Japan	7.7%
United Kingdom	5.3%
France	3.5%
Switzerland	3.3%
Germany	2.7%
Australia	2.2%
Netherlands	1.6%
Hong Kong	1.1%
Ireland	1.0%
Other countries	4.9%
TOTAL	100.0%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	500 Index Trust	American Asset Allocation Trust	American Global Growth Trust	American Growth Trust
Unaffiliated investments, at value (including securities loaned)	$6,103,547,987	$1,395,265,168	$218,654,823	$857,237,257
Affiliated investments, at value	35,112,410	—	—	—
Repurchase agreements, at value	8,815,000	—	—	—
Total investments, at value	6,147,475,397	1,395,265,168	218,654,823	857,237,257
Receivable for futures variation margin	470,325	—	—	—
Cash	532	—	—	—
Collateral held at broker for futures contracts	8,246,700	—	—	—
Dividends and interest receivable	6,006,878	—	—	—
Receivable for investments sold	—	1,270,376	4,623,385	21,642,523
Receivable for securities lending income	22,524	—	—	—
Receivable from affiliates	40,987	—	—	—
Other assets	70,990	1,479	1,418	1,446
Total assets	6,162,334,333	1,396,537,023	223,279,626	878,881,226
Liabilities
Due to custodian	—	497	75	302
Payable for fund shares repurchased	22,354,044	1,222,769	4,616,126	21,613,804
Payable upon return of securities loaned	35,117,468	—	—	—
Payable to affiliates
Accounting and legal services fees	301,947	69,969	11,236	44,564
Trustees' fees	6,908	1,884	333	1,157
Other liabilities and accrued expenses	317,566	23,655	9,720	17,042
Total liabilities	58,097,933	1,318,774	4,637,490	21,676,869
Net assets	$6,104,236,400	$1,395,218,249	$218,642,136	$857,204,357
Net assets consist of
Paid-in capital	$2,804,241,260	$930,214,526	$165,040,755	$628,050,119
Total distributable earnings (loss)	3,299,995,140	465,003,723	53,601,381	229,154,238
Net assets	$6,104,236,400	$1,395,218,249	$218,642,136	$857,204,357
Unaffiliated investments, including repurchase agreements, at cost	$2,917,168,554	$1,051,288,588	$181,851,873	$745,029,286
Affiliated investments, at cost	$35,112,620	—	—	—
Securities loaned, at value	$34,336,403	—	—	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$3,797,216,882	$305,949,333	$27,461,380	$148,160,337
Shares outstanding	100,338,262	24,317,312	1,665,360	8,436,187
Net asset value, offering price and redemption price per share	$37.84	$12.58	$16.49	$17.56
Series II
Net assets	$78,095,711	$966,966,544	$161,436,166	$618,521,537
Shares outstanding	2,062,415	76,848,442	9,821,932	35,517,462
Net asset value, offering price and redemption price per share	$37.87	$12.58	$16.44	$17.41
Series III
Net assets	—	$122,302,372	$29,744,590	$90,522,483
Shares outstanding	—	9,718,492	1,809,931	5,194,898
Net asset value, offering price and redemption price per share	—	$12.58	$16.43	$17.43
Series NAV
Net assets	$2,228,923,807	—	—	—
Shares outstanding	58,904,249	—	—	—
Net asset value, offering price and redemption price per share	$37.84	—	—	—
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	American Growth-Income Trust	American International Trust	Blue Chip Growth Trust	Capital Appreciation Trust
Unaffiliated investments, at value (including securities loaned)	$1,008,936,857	$484,295,374	$2,163,404,866	$538,939,632
Affiliated investments, at value	—	—	22,232,407	16,001,464
Total investments, at value	1,008,936,857	484,295,374	2,185,637,273	554,941,096
Dividends and interest receivable	—	—	488,086	154,582
Receivable for fund shares sold	—	100,817	18,456,112	—
Receivable for investments sold	10,347,500	5,493,788	4,756,526	6,495,634
Receivable for securities lending income	—	—	46,326	20,985
Other assets	1,457	1,429	26,719	16,202
Total assets	1,019,285,814	489,891,408	2,209,411,042	561,628,499
Liabilities
Due to custodian	356	171	—	—
Payable for investments purchased	—	—	803,273	2,645,760
Payable for fund shares repurchased	10,316,176	5,577,239	19,279,708	99,135
Payable upon return of securities loaned	—	—	22,226,999	16,003,103
Payable to affiliates
Accounting and legal services fees	50,768	25,087	108,333	27,314
Trustees' fees	1,352	694	2,771	790
Other liabilities and accrued expenses	18,878	12,582	136,239	49,793
Total liabilities	10,387,530	5,615,773	42,557,323	18,825,895
Net assets	$1,008,898,284	$484,275,635	$2,166,853,719	$542,802,604
Net assets consist of
Paid-in capital	$775,720,086	$430,934,630	$1,101,701,305	$341,380,283
Total distributable earnings (loss)	233,178,198	53,341,005	1,065,152,414	201,422,321
Net assets	$1,008,898,284	$484,275,635	$2,166,853,719	$542,802,604
Unaffiliated investments, including repurchase agreements, at cost	$900,979,112	$442,478,146	$1,386,666,351	$401,524,687
Affiliated investments, at cost	—	—	$22,232,053	$16,001,170
Securities loaned, at value	—	—	$21,752,430	$15,660,716
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$288,418,946	$137,117,030	$324,922,058	$195,041,177
Shares outstanding	17,611,198	6,913,486	9,431,818	36,214,799
Net asset value, offering price and redemption price per share	$16.38	$19.83	$34.45	$5.39
Series II
Net assets	$518,191,244	$310,287,773	$134,099,223	$65,578,322
Shares outstanding	31,779,869	15,655,000	4,036,341	13,842,122
Net asset value, offering price and redemption price per share	$16.31	$19.82	$33.22	$4.74
Series III
Net assets	$202,288,094	$36,870,832	—	—
Shares outstanding	12,383,389	1,866,765	—	—
Net asset value, offering price and redemption price per share	$16.34	$19.75	—	—
Series NAV
Net assets	—	—	$1,707,832,438	$282,183,105
Shares outstanding	—	—	49,538,850	52,060,689
Net asset value, offering price and redemption price per share	—	—	$34.47	$5.42
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	Capital Appreciation Value Trust	Emerging Markets Value Trust	Equity Income Trust	Financial Industries Trust
Unaffiliated investments, at value (including securities loaned)	$413,814,052	$230,980,480	$1,693,714,054	$157,877,742
Affiliated investments, at value	9,357,920	2,739,712	27,903,159	2,126,965
Repurchase agreements, at value	2,942,000	—	—	151,000
Total investments, at value	426,113,972	233,720,192	1,721,617,213	160,155,707
Unrealized appreciation on forward foreign currency contracts	—	—	—	121,017
Receivable for futures variation margin	—	2,025	—	—
Cash	462	1,199,701	—	986
Foreign currency, at value	—	1,392,093	553,796	51
Collateral held at broker for futures contracts	—	70,200	—	—
Dividends and interest receivable	934,791	392,189	3,776,846	237,659
Receivable for fund shares sold	31,431	90,159	—	—
Receivable for investments sold	1,280,436	484,891	—	—
Receivable for securities lending income	7,018	3,500	11,294	117
Interfund lending receivable	3,780	—	—	—
Other assets	7,253	10,965	33,852	4,613
Total assets	428,379,143	237,365,915	1,725,993,001	160,520,150
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	—	—	193,649
Written options, at value	4,394,429	—	—	—
Foreign capital gains tax payable	—	10,972	—	—
Payable for investments purchased	1,745,027	662,330	—	—
Payable for fund shares repurchased	12,160	207,940	2,231,351	475,160
Payable upon return of securities loaned	9,358,341	2,733,820	27,944,215	2,126,991
Payable to affiliates
Accounting and legal services fees	20,509	11,925	90,983	7,724
Trustees' fees	567	545	2,151	318
Other liabilities and accrued expenses	46,330	63,184	130,200	23,622
Total liabilities	15,577,363	3,690,716	30,398,900	2,827,464
Net assets	$412,801,780	$233,675,199	$1,695,594,101	$157,692,686
Net assets consist of
Paid-in capital	$316,228,824	$280,056,023	$1,240,027,526	$116,226,557
Total distributable earnings (loss)	96,572,956	(46,380,824)	455,566,575	41,466,129
Net assets	$412,801,780	$233,675,199	$1,695,594,101	$157,692,686
Unaffiliated investments, including repurchase agreements, at cost	$352,801,921	$236,891,741	$1,361,308,020	$129,583,725
Affiliated investments, at cost	$9,357,822	$2,739,782	$27,903,972	$2,126,975
Foreign currency, at cost	—	$1,385,977	$549,609	$51
Premiums received on written options	$2,083,465	—	—	—
Securities loaned, at value	$9,151,995	$3,198,191	$27,215,624	$2,075,732
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$7,515,423	$6,051,733	$254,786,967	$112,882,146
Shares outstanding	598,872	632,371	16,593,677	8,019,647
Net asset value, offering price and redemption price per share	$12.55	$9.57	$15.35	$14.08
Series II
Net assets	$278,033,646	$34,638,314	$136,998,868	$16,689,107
Shares outstanding	22,260,984	3,618,448	8,973,996	1,195,918
Net asset value, offering price and redemption price per share	$12.49	$9.57	$15.27	$13.96
Series NAV
Net assets	$127,252,711	$192,985,152	$1,303,808,266	$28,121,433
Shares outstanding	10,167,857	20,199,292	85,405,848	2,004,425
Net asset value, offering price and redemption price per share	$12.52	$9.55	$15.27	$14.03
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Trust	Health Sciences Trust
Unaffiliated investments, at value (including securities loaned)	$1,866,870,787	$666,563,601	$182,213,670	$273,638,502
Affiliated investments, at value	—	—	5,792,264	—
Repurchase agreements, at value	1,358,000	253,000	—	—
Total investments, at value	1,868,228,787	666,816,601	188,005,934	273,638,502
Cash	253	100,815	561,632	—
Foreign currency, at value	25	—	6,487,035	14,309
Dividends and interest receivable	692,825	461,896	363,086	182,012
Receivable for fund shares sold	150,973,874	—	—	3,315
Receivable for investments sold	—	—	27,504	101,285
Receivable for securities lending income	—	—	1,832	—
Other assets	26,890	13,197	4,855	5,571
Total assets	2,019,922,654	667,392,509	195,451,878	273,944,994
Liabilities
Foreign capital gains tax payable	—	—	96,072	—
Payable for investments purchased	—	—	6,919	12,537
Payable for fund shares repurchased	151,820,385	3,319,480	1,003,342	104,404
Payable upon return of securities loaned	—	—	5,781,061	—
Payable to affiliates
Accounting and legal services fees	93,943	33,198	9,637	12,440
Trustees' fees	2,279	931	334	465
Other liabilities and accrued expenses	117,287	51,467	25,604	32,218
Total liabilities	152,033,894	3,405,076	6,922,969	162,064
Net assets	$1,867,888,760	$663,987,433	$188,528,909	$273,782,930
Net assets consist of
Paid-in capital	$1,243,742,836	$468,146,237	$187,264,142	$165,940,473
Total distributable earnings (loss)	624,145,924	195,841,196	1,264,767	107,842,457
Net assets	$1,867,888,760	$663,987,433	$188,528,909	$273,782,930
Unaffiliated investments, including repurchase agreements, at cost	$1,303,493,057	$485,158,038	$183,148,666	$194,732,534
Affiliated investments, at cost	—	—	$5,792,413	—
Foreign currency, at cost	$25	—	$6,446,977	$14,155
Securities loaned, at value	—	—	$5,579,322	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$119,283,485	$403,231,158	$114,516,711	$72,293,408
Shares outstanding	4,856,123	17,435,316	5,714,864	2,660,020
Net asset value, offering price and redemption price per share	$24.56	$23.13	$20.04	$27.18
Series II
Net assets	$48,639,647	$163,808,294	$31,028,290	$71,154,616
Shares outstanding	1,985,764	7,032,507	1,555,539	2,871,931
Net asset value, offering price and redemption price per share	$24.49	$23.29	$19.95	$24.78
Series NAV
Net assets	$1,699,965,628	$96,947,981	$42,983,908	$130,334,906
Shares outstanding	68,790,604	4,190,289	2,147,795	4,714,931
Net asset value, offering price and redemption price per share	$24.71	$23.14	$20.01	$27.64
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	International Equity Index Trust	International Small Company Trust	International Value Trust	Lifestyle Aggressive Portfolio
Unaffiliated investments, at value (including securities loaned)	$833,645,910	$114,284,349	$302,685,875	$6,424,884
Affiliated investments, at value	26,573,158	7,757,392	301,558	30,487,350
Total investments, at value	860,219,068	122,041,741	302,987,433	36,912,234
Receivable for futures variation margin	10,081	3,500	—	—
Cash	291,777	773,868	577,128	—
Foreign currency, at value	2,691,151	258,791	6,055,608	—
Collateral held at broker for futures contracts	429,970	25,690	—	—
Dividends and interest receivable	2,123,645	236,131	862,676	16
Receivable for fund shares sold	79,268	—	70,724	4,260
Receivable for investments sold	2,115,689	162,791	24,744	4,568
Receivable for securities lending income	20,852	15,735	592	77
Receivable from affiliates	5,827	—	—	150
Other assets	19,693	3,426	14,096	1,415
Total assets	868,007,021	123,521,673	310,593,001	36,922,720
Liabilities
Due to custodian	—	—	—	3,026
Foreign capital gains tax payable	55,156	—	—	—
Payable for investments purchased	356,788	3,310	338,059	—
Payable for fund shares repurchased	2,036,350	92,322	234,210	2,076
Payable upon return of securities loaned	25,100,059	7,761,247	286,665	253,630
Payable to affiliates
Accounting and legal services fees	44,476	5,893	16,024	1,802
Trustees' fees	1,021	233	620	153
Other liabilities and accrued expenses	120,955	37,303	43,024	13,015
Total liabilities	27,714,805	7,900,308	918,602	273,702
Net assets	$840,292,216	$115,621,365	$309,674,399	$36,649,018
Net assets consist of
Paid-in capital	$632,975,881	$110,120,461	$315,045,085	$30,394,746
Total distributable earnings (loss)	207,316,335	5,500,904	(5,370,686)	6,254,272
Net assets	$840,292,216	$115,621,365	$309,674,399	$36,649,018
Unaffiliated investments, including repurchase agreements, at cost	$635,334,696	$112,750,771	$299,938,587	$5,560,775
Affiliated investments, at cost	$26,409,172	$7,758,234	$301,549	$27,474,695
Foreign currency, at cost	$2,718,133	$257,176	$6,026,759	—
Securities loaned, at value	$23,848,092	$7,198,526	$272,997	$248,560
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$359,465,542	$27,588,855	$83,081,542	$3,938,695
Shares outstanding	19,644,108	1,918,836	6,429,187	252,946
Net asset value, offering price and redemption price per share	$18.30	$14.38	$12.92	$15.57
Series II
Net assets	$22,480,585	$14,868,522	$49,964,337	$17,646,353
Shares outstanding	1,226,815	1,035,453	3,869,928	1,133,522
Net asset value, offering price and redemption price per share	$18.32	$14.36	$12.91	$15.57
Series NAV
Net assets	$458,346,089	$73,163,988	$176,628,520	$15,063,970
Shares outstanding	25,056,464	5,085,993	13,782,072	967,710
Net asset value, offering price and redemption price per share	$18.29	$14.39	$12.82	$15.57
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	Lifestyle Balanced Portfolio	Lifestyle Conservative Portfolio	Lifestyle Growth Portfolio	Lifestyle Moderate Portfolio
Unaffiliated investments, at value (including securities loaned)	—	$740	—	$16
Affiliated investments, at value	$1,010,894,942	186,419,671	$6,205,712,365	311,511,647
Total investments, at value	1,010,894,942	186,420,411	6,205,712,365	311,511,663
Dividends and interest receivable	—	—	36,400	—
Receivable for fund shares sold	—	19,000	26,588	14,178
Receivable for investments sold	348,180	—	1,841,431	28,979
Receivable from affiliates	—	128	—	—
Other assets	1,465	1,427	49,089	1,428
Total assets	1,011,244,587	186,440,966	6,207,665,873	311,556,248
Liabilities
Due to custodian	—	—	17	—
Payable for investments purchased	—	16,279	—	—
Payable for fund shares repurchased	334,320	—	1,779,054	38,824
Payable to affiliates
Accounting and legal services fees	50,750	9,433	312,920	15,730
Trustees' fees	1,324	312	8,126	458
Other liabilities and accrued expenses	23,357	13,648	87,278	15,108
Total liabilities	409,751	39,672	2,187,395	70,120
Net assets	$1,010,834,836	$186,401,294	$6,205,478,478	$311,486,128
Net assets consist of
Paid-in capital	$891,277,183	$177,937,051	$5,177,592,523	$281,501,127
Total distributable earnings (loss)	119,557,653	8,464,243	1,027,885,955	29,985,001
Net assets	$1,010,834,836	$186,401,294	$6,205,478,478	$311,486,128
Unaffiliated investments, including repurchase agreements, at cost	—	$740	—	$16
Affiliated investments, at cost	$925,909,321	$181,676,186	$5,487,744,993	$290,964,604
Securities loaned, at value	—	—	—	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$37,269,423	$12,349,482	$223,927,338	$12,169,711
Shares outstanding	2,415,375	902,724	13,234,305	819,555
Net asset value, offering price and redemption price per share	$15.43	$13.68	$16.92	$14.85
Series II
Net assets	$860,329,425	$169,776,462	$5,566,823,149	$269,136,395
Shares outstanding	55,643,155	12,394,539	328,615,367	18,087,478
Net asset value, offering price and redemption price per share	$15.46	$13.70	$16.94	$14.88
Series NAV
Net assets	$113,235,988	$4,275,350	$414,727,991	$30,180,022
Shares outstanding	7,345,813	312,801	24,524,693	2,033,151
Net asset value, offering price and redemption price per share	$15.42	$13.67	$16.91	$14.84
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	Mid Cap Index Trust	Mid Cap Stock Trust	Mid Value Trust	Mutual Shares Trust
Unaffiliated investments, at value (including securities loaned)	$1,348,971,438	$762,582,089	$670,143,145	$154,351,500
Affiliated investments, at value	49,737,656	76,002,767	62,363,194	2,900,493
Repurchase agreements, at value	—	25,200,000	—	—
Total investments, at value	1,398,709,094	863,784,856	732,506,339	157,251,993
Receivable for futures variation margin	11,535	—	—	—
Cash	4,521,259	182,858	18,565	54,189
Foreign currency, at value	—	—	119,726	33,733
Collateral held at broker for futures contracts	1,500,000	—	—	—
Dividends and interest receivable	1,495,443	273,858	1,309,382	667,682
Receivable for investments sold	—	3,470,579	1,109,433	309,725
Receivable for securities lending income	15,312	55,986	14,089	1,219
Other assets	16,769	111,355	13,054	3,865
Total assets	1,406,269,412	867,879,492	735,090,588	158,322,406
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	—	—	114,210
Payable for investments purchased	2,546,106	2,314,323	504,293	1,005,552
Payable for fund shares repurchased	9,229,030	472,212	2,039,566	1,088,943
Payable upon return of securities loaned	49,735,840	76,015,613	62,371,771	2,900,937
Payable to affiliates
Accounting and legal services fees	66,058	39,168	33,713	7,752
Trustees' fees	1,914	1,098	993	273
Other liabilities and accrued expenses	88,530	58,092	52,514	22,458
Total liabilities	61,667,478	78,900,506	65,002,850	5,140,125
Net assets	$1,344,601,934	$788,978,986	$670,087,738	$153,182,281
Net assets consist of
Paid-in capital	$993,084,564	$526,473,614	$586,626,186	$126,205,017
Total distributable earnings (loss)	351,517,370	262,505,372	83,461,552	26,977,264
Net assets	$1,344,601,934	$788,978,986	$670,087,738	$153,182,281
Unaffiliated investments, including repurchase agreements, at cost	$1,123,232,599	$633,447,939	$590,918,430	$134,013,426
Affiliated investments, at cost	$49,741,391	$76,006,893	$62,362,001	$2,900,408
Foreign currency, at cost	—	—	$118,295	$33,532
Securities loaned, at value	$52,118,186	$74,225,336	$60,403,209	$2,816,201
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$1,047,016,697	$168,035,871	$238,735,618	$153,182,281
Shares outstanding	48,939,221	9,297,238	24,661,433	22,911,647
Net asset value, offering price and redemption price per share	$21.39	$18.07	$9.68	$6.69
Series II
Net assets	$69,882,598	$85,854,682	$50,161,444	—
Shares outstanding	3,284,449	5,128,173	5,175,035	—
Net asset value, offering price and redemption price per share	$21.28	$16.74	$9.69	—
Series NAV
Net assets	$227,702,639	$535,088,433	$381,190,676	—
Shares outstanding	10,644,722	29,120,502	39,659,307	—
Net asset value, offering price and redemption price per share	$21.39	$18.37	$9.61	—
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	Real Estate Securities Trust	Science & Technology Trust	Small Cap Index Trust	Small Cap Opportunities Trust
Unaffiliated investments, at value (including securities loaned)	$370,308,122	$791,874,742	$593,759,061	$138,956,303
Affiliated investments, at value	—	42,032,279	2,861,808	2,239,790
Repurchase agreements, at value	—	18,627,000	3,940,000	—
Total investments, at value	370,308,122	852,534,021	600,560,869	141,196,093
Receivable for futures variation margin	—	—	27,095	—
Cash	—	916	11,013	490,777
Foreign currency, at value	—	658,756	—	—
Collateral held at broker for futures contracts	—	—	1,745,250	—
Dividends and interest receivable	1,383,526	239,499	701,989	107,858
Receivable for fund shares sold	4,518,009	3,903	1,042	—
Receivable for investments sold	1,408,724	997,729	—	255,983
Receivable for securities lending income	—	19,987	39,159	4,116
Other assets	6,865	10,931	9,448	4,512
Total assets	377,625,246	854,465,742	603,095,865	142,059,339
Liabilities
Payable for investments purchased	2,519,059	592	—	165,095
Payable for fund shares repurchased	4,316,652	2,772,232	2,967,973	40,830
Payable upon return of securities loaned	—	42,037,508	2,823,573	2,240,608
Payable to affiliates
Accounting and legal services fees	18,718	38,795	29,857	6,994
Trustees' fees	503	1,085	841	257
Other liabilities and accrued expenses	39,558	71,282	45,108	28,909
Total liabilities	6,894,490	44,921,494	5,867,352	2,482,693
Net assets	$370,730,756	$809,544,248	$597,228,513	$139,576,646
Net assets consist of
Paid-in capital	$294,755,367	$586,117,818	$426,096,680	$114,585,890
Total distributable earnings (loss)	75,975,389	223,426,430	171,131,833	24,990,756
Net assets	$370,730,756	$809,544,248	$597,228,513	$139,576,646
Unaffiliated investments, including repurchase agreements, at cost	$335,460,393	$676,868,381	$466,327,507	$121,101,186
Affiliated investments, at cost	—	$42,036,442	$2,862,032	$2,239,827
Foreign currency, at cost	—	$629,854	—	—
Securities loaned, at value	—	$40,993,951	$2,729,805	$2,184,577
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$73,232,431	$662,460,916	$404,256,650	$82,626,811
Shares outstanding	3,110,165	22,513,172	27,061,405	3,237,496
Net asset value, offering price and redemption price per share	$23.55	$29.43	$14.94	$25.52
Series II
Net assets	$40,483,057	$58,556,193	$34,786,565	$31,332,398
Shares outstanding	1,720,576	2,113,070	2,343,070	1,255,543
Net asset value, offering price and redemption price per share	$23.53	$27.71	$14.85	$24.96
Series NAV
Net assets	$257,015,268	$88,527,139	$158,185,298	$25,617,437
Shares outstanding	10,980,979	2,966,375	10,576,072	1,011,074
Net asset value, offering price and redemption price per share	$23.41	$29.84	$14.96	$25.34
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	Small Cap Stock Trust	Small Cap Value Trust	Small Company Value Trust	Strategic Equity Allocation Trust
Unaffiliated investments, at value (including securities loaned)	$311,041,528	$505,059,799	$146,898,086	$9,714,643,216
Affiliated investments, at value	29,586,924	13,393,947	11,047,283	228,993,780
Repurchase agreements, at value	9,600,000	12,900,000	—	26,214,000
Total investments, at value	350,228,452	531,353,746	157,945,369	9,969,850,996
Receivable for futures variation margin	—	—	—	684,992
Cash	75,878	80,701	—	2,453,396
Foreign currency, at value	11	52	—	1,886,772
Collateral held at broker for futures contracts	—	—	—	22,641,823
Dividends and interest receivable	184,375	801,546	198,197	16,149,670
Receivable for fund shares sold	105,903	—	—	—
Receivable for investments sold	587,568	—	35,986	22,575
Receivable for securities lending income	13,112	5,289	11,379	115,222
Other assets	44,580	10,410	5,305	167,019
Total assets	351,239,879	532,251,744	158,196,236	10,013,972,465
Liabilities
Payable for investments purchased	1,218,200	—	11,067	1,341,908
Payable for fund shares repurchased	1,042,666	1,752,151	13,720	8,567,372
Payable upon return of securities loaned	29,597,553	13,397,185	11,050,143	229,109,294
Payable to affiliates
Accounting and legal services fees	15,524	26,642	7,350	495,742
Trustees' fees	454	773	258	13,103
Other liabilities and accrued expenses	31,829	41,941	22,622	684,154
Total liabilities	31,906,226	15,218,692	11,105,160	240,211,573
Net assets	$319,333,653	$517,033,052	$147,091,076	$9,773,760,892
Net assets consist of
Paid-in capital	$238,110,861	$377,506,824	$107,945,269	$5,043,742,999
Total distributable earnings (loss)	81,222,792	139,526,228	39,145,807	4,730,017,893
Net assets	$319,333,653	$517,033,052	$147,091,076	$9,773,760,892
Unaffiliated investments, including repurchase agreements, at cost	$278,514,778	$419,938,179	$115,171,360	$5,666,726,092
Affiliated investments, at cost	$29,588,835	$13,394,212	$11,048,298	$229,008,905
Foreign currency, at cost	$11	$51	—	$1,866,923
Securities loaned, at value	$28,909,120	$13,011,407	$10,763,212	$221,894,200
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$98,249,558	$218,264,063	$56,009,834	—
Shares outstanding	11,062,442	11,996,722	5,406,392	—
Net asset value, offering price and redemption price per share	$8.88	$18.19	$10.36	—
Series II
Net assets	$34,637,066	$27,606,607	$45,386,639	—
Shares outstanding	4,218,890	1,528,162	4,583,032	—
Net asset value, offering price and redemption price per share	$8.21	$18.07	$9.90	—
Series NAV
Net assets	$186,447,029	$271,162,382	$45,694,603	$9,773,760,892
Shares outstanding	20,622,891	14,963,676	4,437,944	481,548,221
Net asset value, offering price and redemption price per share	$9.04	$18.12	$10.30	$20.30
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	Total Stock Market Index Trust
Unaffiliated investments, at value (including securities loaned)	$755,555,422
Affiliated investments, at value	15,859,493
Repurchase agreements, at value	2,544,000
Total investments, at value	773,958,915
Receivable for futures variation margin	373,570
Cash	142,238
Foreign currency, at value	97,674
Collateral held at broker for futures contracts	910,200
Dividends and interest receivable	746,252
Receivable for securities lending income	15,130
Other assets	12,650
Total assets	776,256,629
Liabilities
Payable for fund shares repurchased	3,693,612
Payable upon return of securities loaned	15,862,769
Payable to affiliates
Accounting and legal services fees	37,092
Trustees' fees	1,022
Other liabilities and accrued expenses	60,632
Total liabilities	19,655,127
Net assets	$756,601,502
Net assets consist of
Paid-in capital	$308,837,070
Total distributable earnings (loss)	447,764,432
Net assets	$756,601,502
Unaffiliated investments, including repurchase agreements, at cost	$375,915,885
Affiliated investments, at cost	$15,860,530
Foreign currency, at cost	$99,351
Securities loaned, at value	$15,506,483
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$529,930,146
Shares outstanding	22,048,084
Net asset value, offering price and redemption price per share	$24.04
Series II
Net assets	$41,576,810
Shares outstanding	1,737,059
Net asset value, offering price and redemption price per share	$23.94
Series NAV
Net assets	$185,094,546
Shares outstanding	7,702,782
Net asset value, offering price and redemption price per share	$24.03
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	500 Index Trust	American Asset Allocation Trust	American Global Growth Trust	American Growth Trust
Dividends	$116,850,253	$28,716,659	$2,781,168	$8,130,597
Interest	3,478,448	—	—	—
Securities lending	161,838	—	—	—
Total investment income	120,490,539	28,716,659	2,781,168	8,130,597
Expenses
Investment management fees	25,898,334	—	—	—
Distribution and service fees	1,949,833	9,282,712	1,387,281	5,619,151
Accounting and legal services fees	1,099,304	268,137	41,319	165,137
Trustees' fees	108,322	27,489	4,261	16,685
Custodian fees	554,964	10,711	10,858	10,780
Printing and postage	117,373	40,659	16,574	32,439
Professional fees	138,302	44,983	24,144	32,637
Other	129,814	23,987	10,289	17,890
Total expenses	29,996,246	9,698,678	1,494,726	5,894,719
Less expense reductions	(13,997,478)	(681,413)	(140,785)	(611,497)
Net expenses	15,998,768	9,017,265	1,353,941	5,283,222
Net investment income	104,491,771	19,699,394	1,427,227	2,847,375
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	72,833,823	87,201,653	5,940,699	47,592,836
Affiliated investments	2,241	—	—	—
Capital gain distributions received from unaffiliated investments	—	69,380,201	11,483,571	87,104,740
Futures contracts	31,423,934	—	—	—
Redemptions in kind	113,936,343	—	—	—
	218,196,341	156,581,854	17,424,270	134,697,576
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	1,148,166,328	82,028,847	43,080,582	83,242,374
Affiliated investments	(360)	—	—	—
Futures contracts	12,590,681	—	—	—
	1,160,756,649	82,028,847	43,080,582	83,242,374
Net realized and unrealized gain (loss)	1,378,952,990	238,610,701	60,504,852	217,939,950
Increase in net assets from operations	$1,483,444,761	$258,310,095	$61,932,079	$220,787,325
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	American Growth-Income Trust	American International Trust	Blue Chip Growth Trust	Capital Appreciation Trust
Dividends	$18,213,554	$7,876,120	$15,689,324	$3,839,418
Interest	—	—	157,748	56,795
Securities lending	—	—	175,460	87,974
Less foreign taxes withheld	—	—	(38,792)	(48,288)
Total investment income	18,213,554	7,876,120	15,983,740	3,935,899
Expenses
Investment management fees	—	—	15,707,640	3,749,160
Distribution and service fees	5,960,384	3,165,380	491,650	249,969
Accounting and legal services fees	192,518	92,898	407,000	112,491
Trustees' fees	19,612	9,585	41,902	10,402
Custodian fees	10,817	10,764	230,008	62,115
Printing and postage	32,559	23,677	65,294	20,749
Professional fees	35,163	26,511	72,267	49,504
Other	19,347	11,642	56,238	34,254
Total expenses	6,270,400	3,340,457	17,071,999	4,288,644
Less expense reductions	(434,095)	(96,935)	(719,359)	(39,148)
Net expenses	5,836,305	3,243,522	16,352,640	4,249,496
Net investment income (loss)	12,377,249	4,632,598	(368,900)	(313,597)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	33,571,198	21,423,900	293,902,131	65,873,766
Affiliated investments	—	—	8,302	3,675
Capital gain distributions received from unaffiliated investments	97,739,878	11,808,714	—	—
	131,311,076	33,232,614	293,910,433	65,877,441
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	79,765,672	57,862,172	248,680,195	86,431,886
Affiliated investments	—	—	(1,850)	(447)
	79,765,672	57,862,172	248,678,345	86,431,439
Net realized and unrealized gain (loss)	211,076,748	91,094,786	542,588,778	152,308,880
Increase in net assets from operations	$223,453,997	$95,727,384	$542,219,878	$151,995,283
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	Capital Appreciation Value Trust	Emerging Markets Value Trust	Equity Income Trust	Financial Industries Trust
Dividends	$4,100,343	$7,279,265	$48,112,718	$3,948,208
Interest	4,762,244	39,849	975,751	113,492
Securities lending	53,297	82,776	118,248	7,869
Less foreign taxes withheld	(9,352)	(849,070)	(498,126)	(88,573)
Total investment income	8,906,532	6,552,820	48,708,591	3,980,996
Expenses
Investment management fees	3,232,081	2,100,820	11,134,834	1,265,317
Distribution and service fees	695,474	89,758	418,150	100,363
Accounting and legal services fees	76,972	47,265	313,716	32,181
Trustees' fees	7,920	4,891	31,253	3,609
Custodian fees	55,113	202,052	167,530	27,133
Printing and postage	19,961	17,584	85,774	16,468
Professional fees	54,756	61,740	72,501	46,035
Other	28,962	31,097	69,768	16,263
Total expenses	4,171,239	2,555,207	12,293,526	1,507,369
Less expense reductions	(159,763)	(16,195)	(474,920)	(12,136)
Net expenses	4,011,476	2,539,012	11,818,606	1,495,233
Net investment income	4,895,056	4,013,808	36,889,985	2,485,763
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	32,583,583	3,987,452	110,720,328	11,710,079
Affiliated investments	(18)	845	4,951	293
Futures contracts	—	291,030	(6,235)	—
Forward foreign currency contracts	—	—	—	482,173
Written options	1,339,789	—	—	—
	33,923,354	4,279,327	110,719,044	12,192,545
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	48,377,035	14,163,599	224,513,428	30,794,882
Affiliated investments	(48)	(186)	(1,042)	(10)
Futures contracts	—	56,691	—	—
Forward foreign currency contracts	—	—	—	17,012
Written options	(3,236,860)	—	—	—
	45,140,127	14,220,104	224,512,386	30,811,884
Net realized and unrealized gain (loss)	79,063,481	18,499,431	335,231,430	43,004,429
Increase in net assets from operations	$83,958,537	$22,513,239	$372,121,415	$45,490,192
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Trust	Health Sciences Trust
Dividends	$19,277,521	$12,785,189	$6,800,362	$2,199,116
Interest	898,212	157,846	97,140	41,013
Securities lending	—	—	103,981	—
Less foreign taxes withheld	(411,253)	(210,940)	(463,224)	(54,104)
Non-cash dividends	1,786,829	—	—	—
Total investment income	21,551,309	12,732,095	6,538,259	2,186,025
Expenses
Investment management fees	11,809,492	4,490,618	1,598,919	2,971,093
Distribution and service fees	181,396	608,963	137,367	219,423
Accounting and legal services fees	346,725	128,673	37,271	54,708
Trustees' fees	34,165	13,070	4,042	6,045
Custodian fees	178,824	77,042	80,838	42,817
Printing and postage	49,616	25,041	18,912	18,112
Professional fees	67,416	48,845	48,495	51,272
Other	50,469	26,658	14,376	18,607
Total expenses	12,718,103	5,418,910	1,940,220	3,382,077
Less expense reductions	(129,424)	(68,131)	(97,355)	(172,946)
Net expenses	12,588,679	5,350,779	1,842,865	3,209,131
Net investment income (loss)	8,962,630	7,381,316	4,695,394	(1,023,106)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	55,841,575	11,523,409	1,465,613	30,865,215
Affiliated investments	—	—	1,655	—
	55,841,575	11,523,409	1,467,268	30,865,215
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	465,875,263	178,560,757	21,640,414	38,226,596
Affiliated investments	—	—	(426)	—
	465,875,263	178,560,757	21,639,988	38,226,596
Net realized and unrealized gain (loss)	521,716,838	190,084,166	23,107,256	69,091,811
Increase in net assets from operations	$530,679,468	$197,465,482	$27,802,650	$68,068,705
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	International Equity Index Trust	International Small Company Trust	International Value Trust	Lifestyle Aggressive Portfolio
Dividends	$24,657,829	$3,375,200	$10,701,773	$144,823
Interest	132,053	19,229	259,804	362
Securities lending	323,372	221,880	88,806	3,497
Income distributions received from affiliated investments	46,994	—	—	521,891
Less foreign taxes withheld	(2,271,459)	(271,535)	(999,241)	—
Non-cash dividends	1,981,078	—	—	—
Total investment income	24,869,867	3,344,774	10,051,142	670,573
Expenses
Investment management fees	4,002,326	1,077,008	2,429,517	41,167
Distribution and service fees	217,172	49,262	165,902	45,469
Accounting and legal services fees	150,704	22,477	66,673	6,717
Trustees' fees	14,442	2,511	6,394	924
Custodian fees	356,233	109,340	125,293	18,729
Printing and postage	23,625	14,587	18,968	13,388
Professional fees	69,624	61,355	42,697	26,704
Other	48,984	18,208	22,766	7,193
Total expenses	4,883,110	1,354,748	2,878,210	160,291
Less expense reductions	(2,073,615)	(8,380)	(22,451)	(59,805)
Net expenses	2,809,495	1,346,368	2,855,759	100,486
Net investment income	22,060,372	1,998,406	7,195,383	570,087
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	11,147,902	3,778,013	94,290	376,930
Affiliated investments	(59,637)	2,296	1,721	732,125
Capital gain distributions received from affiliated investments	—	—	—	1,357,994
Futures contracts	1,321,729	78,990	—	—
	12,409,994	3,859,299	96,011	2,467,049
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	108,896,537	18,108,780	28,266,003	961,835
Affiliated investments	502,147	275	(171)	4,124,273
Futures contracts	795,669	13,274	—	—
	110,194,353	18,122,329	28,265,832	5,086,108
Net realized and unrealized gain (loss)	122,604,347	21,981,628	28,361,843	7,553,157
Increase in net assets from operations	$144,664,719	$23,980,034	$35,557,226	$8,123,244
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	Lifestyle Balanced Portfolio	Lifestyle Conservative Portfolio	Lifestyle Growth Portfolio	Lifestyle Moderate Portfolio
Interest	—	$23	$409	$11
Income distributions received from affiliated investments	$22,259,304	4,631,415	127,016,286	7,117,251
Total investment income	22,259,304	4,631,438	127,016,695	7,117,262
Expenses
Investment management fees	404,953	75,813	2,534,840	125,406
Distribution and service fees	2,126,633	423,813	13,958,944	672,198
Accounting and legal services fees	191,087	35,404	1,197,971	59,225
Trustees' fees	19,465	3,874	123,219	6,199
Custodian fees	18,732	18,729	20,960	18,732
Printing and postage	26,237	17,629	138,691	18,523
Professional fees	45,169	31,243	123,963	33,288
Other	16,570	8,849	68,952	9,819
Total expenses	2,848,846	615,354	18,167,540	943,390
Less expense reductions	(49,057)	(51,438)	(306,932)	(39,437)
Net expenses	2,799,789	563,916	17,860,608	903,953
Net investment income	19,459,515	4,067,522	109,156,087	6,213,309
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	405	—	(67,791)	56
Affiliated investments	10,132,453	3,062,232	95,154,447	3,761,465
Capital gain distributions received from affiliated investments	24,603,529	1,838,591	212,049,184	6,040,877
	34,736,387	4,900,823	307,135,840	9,802,398
Change in net unrealized appreciation (depreciation) of
Affiliated investments	102,872,784	12,176,646	755,983,935	27,934,245
	102,872,784	12,176,646	755,983,935	27,934,245
Net realized and unrealized gain (loss)	137,609,171	17,077,469	1,063,119,775	37,736,643
Increase in net assets from operations	$157,068,686	$21,144,991	$1,172,275,862	$43,949,952
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	Mid Cap Index Trust	Mid Cap Stock Trust	Mid Value Trust	Mutual Shares Trust
Dividends	$22,444,254	$2,150,179	$15,899,078	$6,354,560
Interest	739,923	541,917	907,622	797,986
Securities lending	190,002	237,536	106,893	32,448
Less foreign taxes withheld	(11,895)	(1,822)	(215,772)	(64,782)
Non-cash dividends	—	—	—	565,267
Total investment income	23,362,284	2,927,810	16,697,821	7,685,479
Expenses
Investment management fees	6,548,517	6,378,310	6,338,213	1,456,256
Distribution and service fees	731,497	296,897	246,298	75,847
Accounting and legal services fees	270,354	150,027	130,848	29,716
Trustees' fees	28,106	15,417	13,679	3,236
Custodian fees	126,366	85,595	80,372	35,719
Printing and postage	38,123	26,721	25,516	14,632
Professional fees	62,659	62,400	54,347	67,700
Other	39,252	49,245	28,672	13,191
Total expenses	7,844,874	7,064,612	6,917,945	1,696,297
Less expense reductions	(1,499,660)	(56,674)	(349,017)	(11,216)
Net expenses	6,345,214	7,007,938	6,568,928	1,685,081
Net investment income (loss)	17,017,070	(4,080,128)	10,128,893	6,000,398
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	108,351,724	114,734,528	7,283,536	2,629,755
Affiliated investments	16,559	10,056	6,273	(48)
Futures contracts	8,406,935	—	—	—
Forward foreign currency contracts	—	—	—	337,952
	116,775,218	114,744,584	7,289,809	2,967,659
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	174,970,855	110,512,920	102,165,578	22,581,302
Affiliated investments	(5,393)	(6,507)	(588)	71
Futures contracts	1,249,736	—	—	—
Forward foreign currency contracts	—	—	—	(171,320)
	176,215,198	110,506,413	102,164,990	22,410,053
Net realized and unrealized gain (loss)	292,990,416	225,250,997	109,454,799	25,377,712
Increase in net assets from operations	$310,007,486	$221,170,869	$119,583,692	$31,378,110
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	Real Estate Securities Trust	Science & Technology Trust	Small Cap Index Trust	Small Cap Opportunities Trust
Dividends	$9,549,477	$4,389,370	$8,588,004	$2,088,284
Interest	28,189	978,630	314,722	21,068
Securities lending	—	245,520	622,652	30,771
Less foreign taxes withheld	—	(196,610)	(2,498)	(3,664)
Non-cash dividends	—	3,812,151	—	—
Total investment income	9,577,666	9,229,061	9,522,880	2,136,459
Expenses
Investment management fees	2,473,603	8,416,689	2,797,118	1,369,120
Distribution and service fees	134,829	483,898	289,907	117,625
Accounting and legal services fees	68,336	160,325	114,605	26,951
Trustees' fees	6,891	16,291	11,697	2,909
Custodian fees	45,680	146,963	68,972	36,772
Printing and postage	20,640	26,361	23,031	17,586
Professional fees	58,513	63,368	52,456	49,665
Other	22,657	30,873	25,711	16,990
Total expenses	2,831,149	9,344,768	3,383,497	1,637,618
Less expense reductions	(26,137)	(375,092)	(333,408)	(246,987)
Net expenses	2,805,012	8,969,676	3,050,089	1,390,631
Net investment income	6,772,654	259,385	6,472,791	745,828
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	38,655,230	101,678,930	34,815,642	6,834,280
Affiliated investments	—	11,059	6,808	320
Futures contracts	—	—	2,666,742	—
	38,655,230	101,689,989	37,489,192	6,834,600
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	41,931,290	151,517,322	81,591,986	23,061,137
Affiliated investments	—	(7,375)	1,292	(114)
Futures contracts	—	—	711,245	—
	41,931,290	151,509,947	82,304,523	23,061,023
Net realized and unrealized gain (loss)	80,586,520	253,199,936	119,793,715	29,895,623
Increase in net assets from operations	$87,359,174	$253,459,321	$126,266,506	$30,641,451
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	Small Cap Stock Trust	Small Cap Value Trust	Small Company Value Trust	Strategic Equity Allocation Trust
Dividends	$1,514,723	$8,910,809	$1,858,358	$244,081,322
Interest	178,251	373,468	55,835	4,729,431
Securities lending	127,476	22,782	94,312	1,940,341
Less foreign taxes withheld	(2,356)	(52,486)	(2,449)	(9,298,847)
Total investment income	1,818,094	9,254,573	2,006,056	241,452,247
Expenses
Investment management fees	3,009,325	4,963,912	1,528,906	60,658,162
Distribution and service fees	132,045	174,517	137,959	—
Accounting and legal services fees	61,998	99,751	30,872	1,902,636
Trustees' fees	5,961	10,345	2,972	194,296
Custodian fees	37,738	60,265	23,568	1,327,951
Printing and postage	18,910	21,843	13,711	115,725
Professional fees	55,374	45,842	39,567	227,598
Other	22,706	25,300	15,647	256,547
Total expenses	3,344,057	5,401,775	1,793,202	64,682,915
Less expense reductions	(22,098)	(37,275)	(89,261)	(12,722,182)
Net expenses	3,321,959	5,364,500	1,703,941	51,960,733
Net investment income (loss)	(1,503,865)	3,890,073	302,115	189,491,514
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	41,533,825	46,364,060	8,776,928	609,175,644
Affiliated investments	8,147	(727)	679	25,406
Futures contracts	—	—	—	44,705,300
	41,541,972	46,363,333	8,777,607	653,906,350
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	53,007,555	69,660,800	22,652,268	1,484,072,404
Affiliated investments	(3,288)	(516)	(1,280)	(22,116)
Futures contracts	—	—	—	15,445,442
	53,004,267	69,660,284	22,650,988	1,499,495,730
Net realized and unrealized gain (loss)	94,546,239	116,023,617	31,428,595	2,153,402,080
Increase in net assets from operations	$93,042,374	$119,913,690	$31,730,710	$2,342,893,594
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	Total Stock Market Index Trust
Dividends	$15,621,764
Interest	305,030
Securities lending	251,727
Less foreign taxes withheld	(464)
Total investment income	16,178,057
Expenses
Investment management fees	3,542,589
Distribution and service fees	369,717
Accounting and legal services fees	144,365
Trustees' fees	14,817
Custodian fees	84,696
Printing and postage	25,645
Professional fees	68,050
Other	30,267
Total expenses	4,280,146
Less expense reductions	(575,013)
Net expenses	3,705,133
Net investment income	12,472,924
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	57,773,384
Affiliated investments	3,004
Futures contracts	3,278,101
61,054,489
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	113,015,338
Affiliated investments	(1,344)
Futures contracts	904,896
113,918,890
Net realized and unrealized gain (loss)	174,973,379
Increase in net assets from operations	$187,446,303
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	500 Index Trust		American Asset Allocation Trust		American Global Growth Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$104,491,771	$96,113,480	$19,699,394	$17,446,608	$1,427,227	$512,584
Net realized gain	218,196,341	98,999,363	156,581,854	160,466,882	17,424,270	21,582,173
Change in net unrealized appreciation (depreciation)	1,160,756,649	(433,086,295)	82,028,847	(244,606,302)	43,080,582	(40,202,614)
Increase (decrease) in net assets resulting from operations	1,483,444,761	(237,973,452)	258,310,095	(66,692,812)	61,932,079	(18,107,857)
Distributions to shareholders
From earnings
Series I	(114,483,310)	(96,446,931)	(35,660,410)	(37,094,123)	(2,526,375)	(1,304,551)
Series II	(2,189,403)	(1,967,758)	(115,308,474)	(135,931,134)	(16,298,156)	(10,470,770)
Series III	—	—	(14,871,729)	(17,307,702)	(3,132,388)	(2,004,048)
Series NAV	(65,880,834)	(55,749,685)	—	—	—	—
Total distributions	(182,553,547)	(154,164,374)	(165,840,613)	(190,332,959)	(21,956,919)	(13,779,369)
From portfolio share transactions
Portfolio share transactions	(10,435,436)	104,978,193	(9,341,398)	3,661,772	(9,559,683)	(15,585,016)
Total increase (decrease)	1,290,455,778	(287,159,633)	83,128,084	(253,363,999)	30,415,477	(47,472,242)
Net assets
Beginning of year	4,813,780,622	5,100,940,255	1,312,090,165	1,565,454,164	188,226,659	235,698,901
End of year	$6,104,236,400	$4,813,780,622	$1,395,218,249	$1,312,090,165	$218,642,136	$188,226,659
	American Growth Trust		American Growth-Income Trust		American International Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$2,847,375	$251,876	$12,377,249	$10,325,397	$4,632,598	$6,272,465
Net realized gain	134,697,576	161,178,063	131,311,076	137,926,718	33,232,614	49,755,032
Change in net unrealized appreciation (depreciation)	83,242,374	(154,061,935)	79,765,672	(157,839,835)	57,862,172	(126,860,842)
Increase (decrease) in net assets resulting from operations	220,787,325	7,368,004	223,453,997	(9,587,720)	95,727,384	(70,833,345)
Distributions to shareholders
From earnings
Series I	(25,367,495)	(24,448,793)	(35,649,903)	(36,528,322)	(10,130,936)	(8,815,800)
Series II	(111,654,357)	(117,644,443)	(68,246,297)	(74,188,272)	(24,456,447)	(21,863,259)
Series III	(16,606,770)	(17,250,396)	(27,243,551)	(29,153,712)	(3,060,600)	(2,724,207)
Total distributions	(153,628,622)	(159,343,632)	(131,139,751)	(139,870,306)	(37,647,983)	(33,403,266)
From portfolio share transactions
Portfolio share transactions	12,016,101	14,489,918	(4,150,005)	(21,262,782)	(27,655,181)	2,030,572
Total increase (decrease)	79,174,804	(137,485,710)	88,164,241	(170,720,808)	30,424,220	(102,206,039)
Net assets
Beginning of year	778,029,553	915,515,263	920,734,043	1,091,454,851	453,851,415	556,057,454
End of year	$857,204,357	$778,029,553	$1,008,898,284	$920,734,043	$484,275,635	$453,851,415
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Blue Chip Growth Trust		Capital Appreciation Trust		Capital Appreciation Value Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income (loss)	$(368,900)	$127,150	$(313,597)	$1,584,512	$4,895,056	$8,624,405
Net realized gain	293,910,433	294,723,757	65,877,441	335,037,940	33,923,354	25,819,588
Change in net unrealized appreciation (depreciation)	248,678,345	(285,979,330)	86,431,439	(274,304,469)	45,140,127	(32,769,082)
Increase in net assets resulting from operations	542,219,878	8,871,577	151,995,283	62,317,983	83,958,537	1,674,911
Distributions to shareholders
From earnings
Series I	(45,466,250)	(45,000,576)	(122,447,426)	(34,533,277)	(552,889)	(353,881)
Series II	(19,195,927)	(18,775,426)	(42,591,813)	(12,302,518)	(20,553,703)	(26,736,705)
Series NAV	(233,823,292)	(180,422,157)	(170,879,733)	(134,623,861)	(8,894,092)	(8,985,496)
Total distributions	(298,485,469)	(244,198,159)	(335,918,972)	(181,459,656)	(30,000,684)	(36,076,082)
From portfolio share transactions
Portfolio share transactions	(1,092,296)	361,743,502	219,132,783	(429,476,747)	5,359,245	(13,137,689)
Total increase (decrease)	242,642,113	126,416,920	35,209,094	(548,618,420)	59,317,098	(47,538,860)
Net assets
Beginning of year	1,924,211,606	1,797,794,686	507,593,510	1,056,211,930	353,484,682	401,023,542
End of year	$2,166,853,719	$1,924,211,606	$542,802,604	$507,593,510	$412,801,780	$353,484,682
	Emerging Markets Value Trust		Equity Income Trust		Financial Industries Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$4,013,808	$13,942,763	$36,889,985	$36,981,379	$2,485,763	$2,978,579
Net realized gain	4,279,327	13,902,614	110,719,044	142,378,786	12,192,545	13,881,607
Change in net unrealized appreciation (depreciation)	14,220,104	(123,368,879)	224,512,386	(331,059,951)	30,811,884	(45,926,167)
Increase (decrease) in net assets resulting from operations	22,513,239	(95,523,502)	372,121,415	(151,699,786)	45,490,192	(29,065,981)
Distributions to shareholders
From earnings
Series I	(183,544)	(203,834)	(24,882,744)	(35,387,946)	(11,925,607)	(11,548,344)
Series II	(1,015,180)	(972,210)	(12,879,006)	(17,867,247)	(1,518,753)	(1,380,871)
Series NAV	(5,795,262)	(12,956,345)	(137,609,946)	(189,358,614)	(2,564,657)	(3,468,287)
Total distributions	(6,993,986)	(14,132,389)	(175,371,696)	(242,613,807)	(16,009,017)	(16,397,502)
From portfolio share transactions
Portfolio share transactions	8,428,608	(460,663,363)	(49,023,989)	55,746,238	(36,033,736)	(26,942,109)
Issued in reorganization	—	—	72,886,236	—	—	—
Total from portfolio share transactions	8,428,608	(460,663,363)	23,862,247	55,746,238	(36,033,736)	(26,942,109)
Total increase (decrease)	23,947,861	(570,319,254)	220,611,966	(338,567,355)	(6,552,561)	(72,405,592)
Net assets
Beginning of year	209,727,338	780,046,592	1,474,982,135	1,813,549,490	164,245,247	236,650,839
End of year	$233,675,199	$209,727,338	$1,695,594,101	$1,474,982,135	$157,692,686	$164,245,247
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Fundamental All Cap Core Trust		Fundamental Large Cap Value Trust		Global Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$8,962,630	$7,533,000	$7,381,316	$8,515,051	$4,695,394	$4,215,095
Net realized gain	55,841,575	135,341,265	11,523,409	10,381,454	1,467,268	19,935,409
Change in net unrealized appreciation (depreciation)	465,875,263	(368,026,059)	178,560,757	(142,767,260)	21,639,988	(55,734,677)
Increase (decrease) in net assets resulting from operations	530,679,468	(225,151,794)	197,465,482	(123,870,755)	27,802,650	(31,584,173)
Distributions to shareholders
From earnings
Series I	(10,336,027)	(20,848,216)	(10,970,767)	(4,999,282)	(6,672,908)	(2,430,516)
Series II	(3,673,516)	(6,656,385)	(4,073,009)	(1,596,365)	(1,727,306)	(599,388)
Series NAV	(129,469,175)	(215,556,814)	(2,482,579)	(1,083,382)	(2,423,082)	(845,314)
Total distributions	(143,478,718)	(243,061,415)	(17,526,355)	(7,679,029)	(10,823,296)	(3,875,218)
From portfolio share transactions
Portfolio share transactions	(29,716,441)	89,996,859	(110,107,470)	(96,564,549)	(13,385,198)	(19,812,148)
Total increase (decrease)	357,484,309	(378,216,350)	69,831,657	(228,114,333)	3,594,156	(55,271,539)
Net assets
Beginning of year	1,510,404,451	1,888,620,801	594,155,776	822,270,109	184,934,753	240,206,292
End of year	$1,867,888,760	$1,510,404,451	$663,987,433	$594,155,776	$188,528,909	$184,934,753
	Health Sciences Trust		International Equity Index Trust		International Small Company Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income (loss)	$(1,023,106)	$(923,501)	$22,060,372	$19,835,185	$1,998,406	$2,175,755
Net realized gain (loss)	30,865,215	23,226,067	12,409,994	(4,006,820)	3,859,299	11,220,054
Change in net unrealized appreciation (depreciation)	38,226,596	(20,316,103)	110,194,353	(129,698,101)	18,122,329	(42,558,691)
Increase (decrease) in net assets resulting from operations	68,068,705	1,986,463	144,664,719	(113,869,736)	23,980,034	(29,162,882)
Distributions to shareholders
From earnings
Series I	(7,776,245)	(10,687,991)	(8,239,652)	(9,239,922)	(1,651,715)	(403,717)
Series II	(5,441,861)	(7,954,981)	(400,097)	(357,309)	(834,544)	(221,699)
Series NAV	(8,850,750)	(11,302,052)	(10,031,123)	(9,027,492)	(4,399,411)	(1,109,264)
Total distributions	(22,068,856)	(29,945,024)	(18,670,872)	(18,624,723)	(6,885,670)	(1,734,680)
From portfolio share transactions
Portfolio share transactions	(44,372,465)	10,737,925	(26,960,961)	16,022,552	(15,263,899)	(7,546,145)
Issued in reorganization	—	—	63,458,368	—	—	—
Total from portfolio share transactions	(44,372,465)	10,737,925	36,497,407	16,022,552	(15,263,899)	(7,546,145)
Total increase (decrease)	1,627,384	(17,220,636)	162,491,254	(116,471,907)	1,830,465	(38,443,707)
Net assets
Beginning of year	272,155,546	289,376,182	677,800,962	794,272,869	113,790,900	152,234,607
End of year	$273,782,930	$272,155,546	$840,292,216	$677,800,962	$115,621,365	$113,790,900
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	International Value Trust		Lifestyle Aggressive Portfolio		Lifestyle Balanced Portfolio
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$7,195,383	$14,815,551	$570,087	$487,651	$19,459,515	$19,103,262
Net realized gain	96,011	11,509,542	2,467,049	2,043,207	34,736,387	28,782,577
Change in net unrealized appreciation (depreciation)	28,265,832	(134,719,892)	5,086,108	(5,628,462)	102,872,784	(92,259,918)
Increase (decrease) in net assets resulting from operations	35,557,226	(108,394,799)	8,123,244	(3,097,604)	157,068,686	(44,374,079)
Distributions to shareholders
From earnings
Series I	(2,273,210)	(2,437,477)	(266,416)	(144,670)	(1,734,567)	(1,318,402)
Series II	(1,264,651)	(1,334,620)	(1,233,266)	(730,794)	(39,360,460)	(30,973,400)
Series NAV	(4,950,303)	(10,868,676)	(965,916)	(462,338)	(5,259,897)	(3,604,990)
Total distributions	(8,488,164)	(14,640,773)	(2,465,598)	(1,337,802)	(46,354,924)	(35,896,792)
From portfolio share transactions
Portfolio share transactions	(18,598,253)	(444,124,900)	118,825	5,373,081	(839,368)	(78,708,262)
Total increase (decrease)	8,470,809	(567,160,472)	5,776,471	937,675	109,874,394	(158,979,133)
Net assets
Beginning of year	301,203,590	868,364,062	30,872,547	29,934,872	900,960,442	1,059,939,575
End of year	$309,674,399	$301,203,590	$36,649,018	$30,872,547	$1,010,834,836	$900,960,442
	Lifestyle Conservative Portfolio		Lifestyle Growth Portfolio		Lifestyle Moderate Portfolio
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$4,067,522	$4,162,460	$109,156,087	$109,679,414	$6,213,309	$6,165,427
Net realized gain	4,900,823	2,837,841	307,135,840	288,020,684	9,802,398	7,162,990
Change in net unrealized appreciation (depreciation)	12,176,646	(10,763,148)	755,983,935	(783,099,767)	27,934,245	(24,682,765)
Increase (decrease) in net assets resulting from operations	21,144,991	(3,762,847)	1,172,275,862	(385,399,669)	43,949,952	(11,354,348)
Distributions to shareholders
From earnings
Series I	(497,311)	(401,543)	(13,858,383)	(7,670,067)	(500,237)	(413,074)
Series II	(6,472,163)	(5,386,825)	(337,431,607)	(185,395,170)	(11,119,060)	(9,650,323)
Series NAV	(169,045)	(160,078)	(24,891,945)	(12,574,560)	(1,247,725)	(886,233)
Total distributions	(7,138,519)	(5,948,446)	(376,181,935)	(205,639,797)	(12,867,022)	(10,949,630)
From portfolio share transactions
Portfolio share transactions	(7,903,534)	8,897,087	(361,474,200)	(682,324,326)	407,243	(23,294,161)
Total increase (decrease)	6,102,938	(814,206)	434,619,727	(1,273,363,792)	31,490,173	(45,598,139)
Net assets
Beginning of year	180,298,356	181,112,562	5,770,858,751	7,044,222,543	279,995,955	325,594,094
End of year	$186,401,294	$180,298,356	$6,205,478,478	$5,770,858,751	$311,486,128	$279,995,955
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Mid Cap Index Trust		Mid Cap Stock Trust		Mid Value Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income (loss)	$17,017,070	$17,697,926	$(4,080,128)	$(3,078,629)	$10,128,893	$6,322,620
Net realized gain	116,775,218	117,800,428	114,744,584	117,884,875	7,289,809	88,149,817
Change in net unrealized appreciation (depreciation)	176,215,198	(299,562,429)	110,506,413	(108,676,377)	102,164,990	(171,815,693)
Increase (decrease) in net assets resulting from operations	310,007,486	(164,064,075)	221,170,869	6,129,869	119,583,692	(77,343,256)
Distributions to shareholders
From earnings
Series I	(105,232,057)	(96,803,108)	(25,136,769)	(17,803,498)	(33,906,677)	(25,535,120)
Series II	(6,305,436)	(6,120,461)	(13,765,842)	(9,612,149)	(6,743,864)	(4,849,765)
Series NAV	(20,759,382)	(16,124,818)	(76,948,260)	(54,076,091)	(53,125,303)	(36,730,149)
Total distributions	(132,296,875)	(119,048,387)	(115,850,871)	(81,491,738)	(93,775,844)	(67,115,034)
From portfolio share transactions
Portfolio share transactions	(101,387,292)	(13,540,240)	14,180,032	(123,589,869)	(4,501,461)	(15,049,510)
Issued in reorganization	—	—	—	117,164,941	—	—
Total from portfolio share transactions	(101,387,292)	(13,540,240)	14,180,032	(6,424,928)	(4,501,461)	(15,049,510)
Total increase (decrease)	76,323,319	(296,652,702)	119,500,030	(81,786,797)	21,306,387	(159,507,800)
Net assets
Beginning of year	1,268,278,615	1,564,931,317	669,478,956	751,265,753	648,781,351	808,289,151
End of year	$1,344,601,934	$1,268,278,615	$788,978,986	$669,478,956	$670,087,738	$648,781,351
	Mutual Shares Trust		Real Estate Securities Trust		Science & Technology Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income (loss)	$6,000,398	$2,052,062	$6,772,654	$7,542,198	$259,385	$(2,981,167)
Net realized gain	2,967,659	6,674,688	38,655,230	1,720,931	101,689,989	139,175,132
Change in net unrealized appreciation (depreciation)	22,410,053	(22,299,908)	41,931,290	(21,369,334)	151,509,947	(142,748,888)
Increase (decrease) in net assets resulting from operations	31,378,110	(13,573,158)	87,359,174	(12,106,205)	253,459,321	(6,554,923)
Distributions to shareholders
From earnings
Series I	(8,859,213)	(7,903,924)	(2,064,156)	(1,149,604)	(121,349,094)	(100,139,529)
Series II	—	—	(1,066,978)	(642,687)	(10,044,205)	(8,849,761)
Series NAV	—	—	(7,207,059)	(3,860,388)	(13,954,810)	(8,540,805)
Total distributions	(8,859,213)	(7,903,924)	(10,338,193)	(5,652,679)	(145,348,109)	(117,530,095)
From portfolio share transactions
Portfolio share transactions	(13,416,607)	(6,247,402)	(9,334,319)	(54,705,472)	(6,159,758)	112,934,891
Total increase (decrease)	9,102,290	(27,724,484)	67,686,662	(72,464,356)	101,951,454	(11,150,127)
Net assets
Beginning of year	144,079,991	171,804,475	303,044,094	375,508,450	707,592,794	718,742,921
End of year	$153,182,281	$144,079,991	$370,730,756	$303,044,094	$809,544,248	$707,592,794
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Small Cap Index Trust		Small Cap Opportunities Trust		Small Cap Stock Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income (loss)	$6,472,791	$6,457,057	$745,828	$516,271	$(1,503,865)	$(2,572,830)
Net realized gain	37,489,192	54,870,768	6,834,600	11,537,487	41,541,972	89,612,999
Change in net unrealized appreciation (depreciation)	82,304,523	(133,270,736)	23,061,023	(32,010,668)	53,004,267	(86,653,138)
Increase (decrease) in net assets resulting from operations	126,266,506	(71,942,911)	30,641,451	(19,956,910)	93,042,374	387,031
Distributions to shareholders
From earnings
Series I	(42,614,555)	(29,449,790)	(6,999,905)	(18,595,326)	(28,914,087)	(5,990,614)
Series II	(3,406,955)	(2,574,895)	(2,648,939)	(7,252,928)	(10,166,343)	(2,077,120)
Series NAV	(13,681,920)	(10,576,282)	(2,386,480)	(5,661,864)	(48,473,871)	(19,233,760)
Total distributions	(59,703,430)	(42,600,967)	(12,035,324)	(31,510,118)	(87,554,301)	(27,301,494)
From portfolio share transactions
Portfolio share transactions	9,606,263	40,100,277	(5,443,924)	13,612,120	58,153,238	(172,415,424)
Total increase (decrease)	76,169,339	(74,443,601)	13,162,203	(37,854,908)	63,641,311	(199,329,887)
Net assets
Beginning of year	521,059,174	595,502,775	126,414,443	164,269,351	255,692,342	455,022,229
End of year	$597,228,513	$521,059,174	$139,576,646	$126,414,443	$319,333,653	$255,692,342
	Small Cap Value Trust		Small Company Value Trust		Strategic Equity Allocation Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$3,890,073	$4,310,600	$302,115	$1,314,321	$189,491,514	$198,587,117
Net realized gain	46,363,333	34,325,277	8,777,607	73,808,650	653,906,350	487,723,912
Change in net unrealized appreciation (depreciation)	69,660,284	(105,375,472)	22,650,988	(91,214,604)	1,499,495,730	(1,500,126,362)
Increase (decrease) in net assets resulting from operations	119,913,690	(66,739,595)	31,730,710	(16,091,633)	2,342,893,594	(813,815,333)
Distributions to shareholders
From earnings
Series I	(15,870,215)	(34,552,668)	(26,432,395)	(5,549,331)	—	—
Series II	(1,908,109)	(3,960,641)	(22,076,078)	(4,516,985)	—	—
Series NAV	(19,961,912)	(37,445,107)	(25,120,984)	(15,022,981)	(652,475,903)	(624,373,603)
Total distributions	(37,740,236)	(75,958,416)	(73,629,457)	(25,089,297)	(652,475,903)	(624,373,603)
From portfolio share transactions
Portfolio share transactions	(51,092,865)	(27,755,015)	62,004,817	(130,114,484)	(1,244,053,614)	(718,996,401)
Total increase (decrease)	31,080,589	(170,453,026)	20,106,070	(171,295,414)	446,364,077	(2,157,185,337)
Net assets
Beginning of year	485,952,463	656,405,489	126,985,006	298,280,420	9,327,396,815	11,484,582,152
End of year	$517,033,052	$485,952,463	$147,091,076	$126,985,006	$9,773,760,892	$9,327,396,815
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Total Stock Market Index Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$12,472,924	$13,217,907
Net realized gain	61,054,489	51,047,679
Change in net unrealized appreciation (depreciation)	113,918,890	(103,344,856)
Increase (decrease) in net assets resulting from operations	187,446,303	(39,079,270)
Distributions to shareholders
From earnings
Series I	(44,922,485)	(24,586,134)
Series II	(3,245,442)	(1,789,708)
Series NAV	(14,367,455)	(6,697,785)
Total distributions	(62,535,382)	(33,073,627)
From portfolio share transactions
Portfolio share transactions	(30,919,523)	(59,448,994)
Total increase (decrease)	93,991,398	(131,601,891)
Net assets
Beginning of year	662,610,104	794,211,995
End of year	$756,601,502	$662,610,104
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
500 Index Trust
Series I
12-31-2019	29.81	0.64	8.52	9.16	(0.60)	(0.53)	(1.13)	37.84	31.05	0.55	0.30	1.84	3,797	3 [3]
12-31-2018	32.20	0.60	(2.02)	(1.42)	(0.44)	(0.53)	(0.97)	29.81	(4.69)	0.55	0.30	1.81	3,026	4
12-31-2017	27.29	0.50	5.31	5.81	(0.52)	(0.38)	(0.90)	32.20	21.52	0.55	0.30	1.69	3,135	3
12-31-2016	25.26	0.50	2.40	2.90	(0.45)	(0.42)	(0.87)	27.29	11.59	0.54	0.30	1.91	2,529	4 [4]
12-31-2015	25.68	0.48	(0.20)	0.28	(0.44)	(0.26)	(0.70)	25.26	1.10	0.54	0.30	1.85	2,024	4
Series II
12-31-2019	29.83	0.57	8.53	9.10	(0.53)	(0.53)	(1.06)	37.87	30.83	0.75	0.50	1.64	78	3 [3]
12-31-2018	32.22	0.53	(2.01)	(1.48)	(0.38)	(0.53)	(0.91)	29.83	(4.88)	0.75	0.50	1.61	66	4
12-31-2017	27.31	0.45	5.30	5.75	(0.46)	(0.38)	(0.84)	32.22	21.28	0.75	0.50	1.50	74	3
12-31-2016	25.29	0.45	2.39	2.84	(0.40)	(0.42)	(0.82)	27.31	11.37	0.74	0.50	1.72	64	4 [4]
12-31-2015	25.71	0.42	(0.20)	0.22	(0.38)	(0.26)	(0.64)	25.29	0.86	0.74	0.50	1.64	51	4
Series NAV
12-31-2019	29.80	0.66	8.52	9.18	(0.61)	(0.53)	(1.14)	37.84	31.16	0.50	0.25	1.90	2,229	3 [3]
12-31-2018	32.19	0.61	(2.01)	(1.40)	(0.46)	(0.53)	(0.99)	29.80	(4.65)	0.50	0.25	1.86	1,721	4
12-31-2017	27.29	0.52	5.29	5.81	(0.53)	(0.38)	(0.91)	32.19	21.54	0.50	0.25	1.75	1,892	3
12-31-2016	25.26	0.51	2.40	2.91	(0.46)	(0.42)	(0.88)	27.29	11.64	0.49	0.25	1.96	1,641	4 [4]
12-31-2015	25.68	0.49	(0.20)	0.29	(0.45)	(0.26)	(0.71)	25.26	1.15	0.49	0.25	1.89	1,442	4
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes in-kind transactions. 4. Excludes merger activity.
American Asset Allocation Trust
Series I
12-31-2019	11.84	0.19 [3]	2.16	2.35	(0.16)	(1.45)	(1.61)	12.58	20.78	0.63 [4]	0.62 [4]	1.52 [3]	306	7
12-31-2018	14.29	0.18 [3]	(0.76)	(0.58)	(0.16)	(1.71)	(1.87)	11.84	(4.91)	0.63 [4]	0.62 [4]	1.27 [3]	262	6
12-31-2017	13.36	0.17 [3]	1.89	2.06	(0.16)	(0.97)	(1.13)	14.29	15.79	0.63 [4]	0.62 [4]	1.17 [3]	283	6
12-31-2016	14.21	0.18 [3]	1.06	1.24	(0.17)	(1.92)	(2.09)	13.36	8.99	0.61 [4,5]	0.60 [4,5]	1.29 [3]	244	4
12-31-2015	15.75	0.20 [3]	(0.10)	0.10	(0.19)	(1.45)	(1.64)	14.21	1.06	0.62 [4]	0.61 [4]	1.27 [3]	220	9
Series II
12-31-2019	11.84	0.17 [3]	2.17	2.34	(0.15)	(1.45)	(1.60)	12.58	20.67	0.78 [4]	0.71 [4]	1.36 [3]	967	7
12-31-2018	14.30	0.15 [3]	(0.75)	(0.60)	(0.15)	(1.71)	(1.86)	11.84	(5.06)	0.78 [4]	0.71 [4]	1.11 [3]	934	6
12-31-2017	13.37	0.14 [3]	1.91	2.05	(0.15)	(0.97)	(1.12)	14.30	15.69	0.78 [4]	0.71 [4]	1.00 [3]	1,141	6
12-31-2016	14.21	0.15 [3]	1.08	1.23	(0.15)	(1.92)	(2.07)	13.37	8.92	0.76 [4,5]	0.72 [4,5]	1.08 [3]	1,133	4
12-31-2015	15.75	0.16 [3]	(0.09)	0.07	(0.16)	(1.45)	(1.61)	14.21	0.91	0.77 [4]	0.76 [4]	1.05 [3]	1,168	9
Series III
12-31-2019	11.84	0.23 [3]	2.17	2.40	(0.21)	(1.45)	(1.66)	12.58	21.16	0.28 [4]	0.27 [4]	1.81 [3]	122	7
12-31-2018	14.30	0.22 [3]	(0.76)	(0.54)	(0.21)	(1.71)	(1.92)	11.84	(4.62)	0.28 [4]	0.27 [4]	1.56 [3]	116	6
12-31-2017	13.36	0.21 [3]	1.91	2.12	(0.21)	(0.97)	(1.18)	14.30	16.25	0.28 [4]	0.27 [4]	1.45 [3]	141	6
12-31-2016	14.20	0.22 [3]	1.08	1.30	(0.22)	(1.92)	(2.14)	13.36	9.43	0.26 [4,5]	0.25 [4,5]	1.55 [3]	137	4
12-31-2015	15.75	0.24 [3]	(0.10)	0.14	(0.24)	(1.45)	(1.69)	14.20	1.34	0.27 [4]	0.26 [4]	1.56 [3]	138	9
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
American Global Growth Trust
Series I
12-31-2019	13.68	0.12 [3]	4.43	4.55	(0.10)	(1.64)	(1.74)	16.49	34.71	0.65 [4]	0.64 [4]	0.79 [3]	27	9
12-31-2018	16.10	0.05 [3]	(1.43)	(1.38)	(0.04)	(1.00)	(1.04)	13.68	(9.37)	0.64 [4]	0.64 [4]	0.29 [3]	17	11
12-31-2017	13.43	0.05 [3]	4.00	4.05	(0.04)	(1.34)	(1.38)	16.10	30.91	0.65 [4]	0.64 [4]	0.33 [3]	19	9
12-31-2016	15.38	0.10 [3]	(0.01)	0.09	(0.08)	(1.96)	(2.04)	13.43	0.28	0.64 [4]	0.60 [4]	0.69 [3]	13	14
12-31-2015	15.86	0.14 [3]	0.87	1.01	(0.39)	(1.10)	(1.49)	15.38	6.64	0.64 [4]	0.55 [4]	0.88 [3]	12	17
Series II
12-31-2019	13.64	0.09 [3]	4.44	4.53	(0.09)	(1.64)	(1.73)	16.44	34.66	0.80 [4]	0.71 [4]	0.60 [3]	161	9
12-31-2018	16.06	0.03 [3]	(1.42)	(1.39)	(0.03)	(1.00)	(1.03)	13.64	(9.46)	0.79 [4]	0.71 [4]	0.16 [3]	144	11
12-31-2017	13.39	0.03 [3]	4.01	4.04	(0.03)	(1.34)	(1.37)	16.06	30.92	0.80 [4]	0.71 [4]	0.16 [3]	185	9
12-31-2016	15.35	0.06 [3]	—	0.06	(0.06)	(1.96)	(2.02)	13.39	0.10	0.79 [4]	0.70 [4]	0.42 [3]	166	14
12-31-2015	15.83	0.09 [3]	0.90	0.99	(0.37)	(1.10)	(1.47)	15.35	6.50	0.79 [4]	0.70 [4]	0.55 [3]	193	17
Series III
12-31-2019	13.63	0.16 [3]	4.43	4.59	(0.15)	(1.64)	(1.79)	16.43	35.17	0.30 [4]	0.29 [4]	1.03 [3]	30	9
12-31-2018	16.05	0.10 [3]	(1.43)	(1.33)	(0.09)	(1.00)	(1.09)	13.63	(9.04)	0.29 [4]	0.29 [4]	0.60 [3]	27	11
12-31-2017	13.39	0.09 [3]	4.00	4.09	(0.09)	(1.34)	(1.43)	16.05	31.34	0.30 [4]	0.29 [4]	0.56 [3]	32	9
12-31-2016	15.34	0.13 [3]	0.01	0.14	(0.13)	(1.96)	(2.09)	13.39	0.63	0.29 [4]	0.24 [4]	0.90 [3]	31	14
12-31-2015	15.82	0.17 [3]	0.90	1.07	(0.45)	(1.10)	(1.55)	15.34	7.02	0.29 [4]	0.20 [4]	1.02 [3]	31	17
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
American Growth Trust
Series I
12-31-2019	16.55	0.07 [3]	4.50	4.57	(0.04)	(3.52)	(3.56)	17.56	30.30	0.63 [4]	0.63 [4]	0.38 [3]	148	12
12-31-2018	20.17	0.01 [3]	0.32	0.33	—	(3.95)	(3.95)	16.55	(0.66)	0.63 [4]	0.62 [4]	0.06 [3]	121	13
12-31-2017	18.62	0.03 [3]	4.86	4.89	(0.02)	(3.32)	(3.34)	20.17	27.87	0.63 [4]	0.62 [4]	0.13 [3]	130	11
12-31-2016	24.15	0.09 [3]	1.89	1.98	(0.07)	(7.44)	(7.51)	18.62	9.08	0.62 [4]	0.62 [4]	0.41 [3]	109	12
12-31-2015	24.07	0.04 [3]	1.43	1.47	(0.06)	(1.33)	(1.39)	24.15	6.44	0.62 [4]	0.62 [4]	0.18 [3]	104	21
Series II
12-31-2019	16.44	0.05 [3]	4.47	4.52	(0.03)	(3.52)	(3.55)	17.41	30.20	0.78 [4]	0.69 [4]	0.28 [3]	619	12
12-31-2018	20.06	(0.01) [3]	0.33	0.32	—	(3.94)	(3.94)	16.44	(0.71)	0.78 [4]	0.68 [4]	(0.03) [3]	574	13
12-31-2017	18.54	0.01 [3]	4.84	4.85	(0.01)	(3.32)	(3.33)	20.06	27.74	0.78 [4]	0.68 [4]	0.04 [3]	688	11
12-31-2016	24.08	0.07 [3]	1.89	1.96	(0.06)	(7.44)	(7.50)	18.54	9.03	0.77 [4]	0.68 [4]	0.32 [3]	658	12
12-31-2015	23.99	0.02 [3]	1.42	1.44	(0.02)	(1.33)	(1.35)	24.08	6.35	0.77 [4]	0.72 [4]	0.10 [3]	707	21
Series III
12-31-2019	16.44	0.12 [3]	4.49	4.61	(0.10)	(3.52)	(3.62)	17.43	30.80	0.28 [4]	0.28 [4]	0.70 [3]	91	12
12-31-2018	20.06	0.08 [3]	0.32	0.40	(0.05)	(3.97)	(4.02)	16.44	(0.28)	0.28 [4]	0.27 [4]	0.38 [3]	83	13
12-31-2017	18.54	0.09 [3]	4.84	4.93	(0.09)	(3.32)	(3.41)	20.06	28.22	0.28 [4]	0.27 [4]	0.44 [3]	98	11
12-31-2016	24.07	0.16 [3]	1.90	2.06	(0.15)	(7.44)	(7.59)	18.54	9.48	0.27 [4]	0.27 [4]	0.75 [3]	94	12
12-31-2015	23.98	0.14 [3]	1.43	1.57	(0.15)	(1.33)	(1.48)	24.07	6.87	0.27 [4]	0.27 [4]	0.56 [3]	94	21
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth-Income Trust
Series I
12-31-2019	15.03	0.21 [3]	3.45	3.66	(0.17)	(2.14)	(2.31)	16.38	25.70	0.63 [4]	0.62 [4]	1.28 [3]	288	13
12-31-2018	17.69	0.17 [3]	(0.32)	(0.15)	(0.17)	(2.34)	(2.51)	15.03	(2.18)	0.63 [4]	0.62 [4]	0.97 [3]	240	11
12-31-2017	17.58	0.18 [3]	3.37	3.55	(0.17)	(3.27)	(3.44)	17.69	22.03	0.63 [4]	0.62 [4]	1.00 [3]	275	8
12-31-2016	21.16	0.22 [3]	1.94	2.16	(0.19)	(5.55)	(5.74)	17.58	11.10	0.62 [4]	0.61 [4]	1.10 [3]	247	13
12-31-2015	24.00	0.21 [3]	(0.07)	0.14	(0.20)	(2.78)	(2.98)	21.16	1.11	0.62 [4]	0.61 [4]	0.89 [3]	240	17
Series II
12-31-2019	14.97	0.18 [3]	3.46	3.64	(0.16)	(2.14)	(2.30)	16.31	25.64	0.78 [4]	0.70 [4]	1.13 [3]	518	13
12-31-2018	17.63	0.15 [3]	(0.31)	(0.16)	(0.16)	(2.34)	(2.50)	14.97	(2.27)	0.78 [4]	0.70 [4]	0.85 [3]	492	11
12-31-2017	17.54	0.16 [3]	3.35	3.51	(0.15)	(3.27)	(3.42)	17.63	21.89	0.78 [4]	0.70 [4]	0.87 [3]	594	8
12-31-2016	21.12	0.19 [3]	1.96	2.15	(0.18)	(5.55)	(5.73)	17.54	11.06	0.77 [4]	0.69 [4]	0.97 [3]	585	13
12-31-2015	23.96	0.18 [3]	(0.07)	0.11	(0.17)	(2.78)	(2.95)	21.12	0.96	0.77 [4]	0.73 [4]	0.77 [3]	628	17
Series III
12-31-2019	14.99	0.26 [3]	3.46	3.72	(0.23)	(2.14)	(2.37)	16.34	26.16	0.28 [4]	0.27 [4]	1.58 [3]	202	13
12-31-2018	17.65	0.23 [3]	(0.32)	(0.09)	(0.23)	(2.34)	(2.57)	14.99	(1.82)	0.28 [4]	0.27 [4]	1.30 [3]	189	11
12-31-2017	17.55	0.24 [3]	3.36	3.60	(0.23)	(3.27)	(3.50)	17.65	22.39	0.28 [4]	0.27 [4]	1.30 [3]	222	8
12-31-2016	21.12	0.28 [3]	1.96	2.24	(0.26)	(5.55)	(5.81)	17.55	11.54	0.27 [4]	0.26 [4]	1.42 [3]	218	13
12-31-2015	23.96	0.29 [3]	(0.06)	0.23	(0.29)	(2.78)	(3.07)	21.12	1.46	0.27 [4]	0.26 [4]	1.24 [3]	219	17
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
American International Trust
Series I
12-31-2019	17.67	0.22 [3]	3.56	3.78	(0.18)	(1.44)	(1.62)	19.83	22.40	0.64 [4]	0.63 [4]	1.12 [3]	137	10
12-31-2018	21.93	0.28 [3]	(3.14)	(2.86)	(0.27)	(1.13)	(1.40)	17.67	(13.46)	0.63 [4]	0.62 [4]	1.32 [3]	119	20
12-31-2017	17.71	0.19 [3]	5.34	5.53	(0.18)	(1.13)	(1.31)	21.93	31.65	0.63 [4]	0.62 [4]	0.90 [3]	132	9
12-31-2016	17.35	0.17 [3]	0.37	0.54	(0.18)	—	(0.18)	17.71	3.12	0.63 [4]	0.62 [4]	0.99 [3]	93	17
12-31-2015	18.45	0.22 [3]	(1.11)	(0.89)	(0.21)	—	(0.21)	17.35	(4.82)	0.63 [4]	0.62 [4]	1.14 [3]	98	15
Series II
12-31-2019	17.66	0.17 [3]	3.59	3.76	(0.16)	(1.44)	(1.60)	19.82	22.27	0.79 [4]	0.76 [4]	0.88 [3]	310	10
12-31-2018	21.92	0.24 [3]	(3.13)	(2.89)	(0.24)	(1.13)	(1.37)	17.66	(13.59)	0.78 [4]	0.75 [4]	1.11 [3]	300	20
12-31-2017	17.70	0.14 [3]	5.36	5.50	(0.15)	(1.13)	(1.28)	21.92	31.49	0.78 [4]	0.75 [4]	0.69 [3]	381	9
12-31-2016	17.34	0.14 [3]	0.37	0.51	(0.15)	—	(0.15)	17.70	2.97	0.78 [4]	0.75 [4]	0.82 [3]	361	17
12-31-2015	18.44	0.18 [3]	(1.10)	(0.92)	(0.18)	—	(0.18)	17.34	(4.98)	0.78 [4]	0.76 [4]	0.93 [3]	395	15
Series III
12-31-2019	17.59	0.26 [3]	3.59	3.85	(0.25)	(1.44)	(1.69)	19.75	22.89	0.29 [4]	0.28 [4]	1.38 [3]	37	10
12-31-2018	21.86	0.34 [3]	(3.14)	(2.80)	(0.34)	(1.13)	(1.47)	17.59	(13.20)	0.28 [4]	0.27 [4]	1.61 [3]	35	20
12-31-2017	17.65	0.24 [3]	5.35	5.59	(0.25)	(1.13)	(1.38)	21.86	32.12	0.28 [4]	0.27 [4]	1.16 [3]	43	9
12-31-2016	17.29	0.23 [3]	0.37	0.60	(0.24)	—	(0.24)	17.65	3.49	0.28 [4]	0.27 [4]	1.33 [3]	41	17
12-31-2015	18.40	0.27 [3]	(1.10)	(0.83)	(0.28)	—	(0.28)	17.29	(4.54)	0.28 [4]	0.27 [4]	1.44 [3]	43	15
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth Trust
Series I
12-31-2019	30.96	(0.02)	8.82	8.80	—	(5.31)	(5.31)	34.45	29.80	0.84	0.81	(0.04)	325	29
12-31-2018	34.92	(0.01)	1.32	1.31	(0.01)	(5.26)	(5.27)	30.96	1.97	0.84	0.80	(0.02)	289	35
12-31-2017	27.45	(0.01)	9.74	9.73	(0.02)	(2.24)	(2.26)	34.92	36.28	0.85	0.82	(0.02)	323	25
12-31-2016	32.45	0.02	0.17	0.19	— [3]	(5.19)	(5.19)	27.45	0.81	0.85 [4]	0.82 [4]	0.07	270	30
12-31-2015	35.88	0.01	3.48	3.49	—	(6.92)	(6.92)	32.45	11.06	0.87	0.83	0.03	311	29
Series II
12-31-2019	30.07	(0.08)	8.54	8.46	—	(5.31)	(5.31)	33.22	29.53	1.04	1.01	(0.24)	134	29
12-31-2018	34.10	(0.08)	1.31	1.23	—	(5.26)	(5.26)	30.07	1.78	1.04	1.00	(0.22)	123	35
12-31-2017	26.89	(0.07)	9.52	9.45	—	(2.24)	(2.24)	34.10	35.96	1.05	1.02	(0.22)	132	25
12-31-2016	31.95	(0.04)	0.17	0.13	—	(5.19)	(5.19)	26.89	0.62	1.05 [4]	1.01 [4]	(0.13)	115	30
12-31-2015	35.50	(0.06)	3.43	3.37	—	(6.92)	(6.92)	31.95	10.83	1.07	1.03	(0.17)	136	29
Series NAV
12-31-2019	30.97	— [3]	8.81	8.81	— [3]	(5.31)	(5.31)	34.47	29.83	0.79	0.76	0.01	1,708	29
12-31-2018	34.92	0.01	1.32	1.33	(0.02)	(5.26)	(5.28)	30.97	2.03	0.79	0.75	0.04	1,512	35
12-31-2017	27.45	0.01	9.74	9.75	(0.04)	(2.24)	(2.28)	34.92	36.34	0.80	0.77	0.03	1,342	25
12-31-2016	32.45	0.04	0.17	0.21	(0.02)	(5.19)	(5.21)	27.45	0.85	0.80 [4]	0.76 [4]	0.12	1,182	30
12-31-2015	35.86	0.03	3.48	3.51	—	(6.92)	(6.92)	32.45	11.13	0.82	0.78	0.08	1,260	29
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.
Capital Appreciation Trust
Series I
12-31-2019	12.09	(0.01)	2.92	2.91	(0.01)	(9.60)	(9.61)	5.39	32.89	0.81	0.81	(0.06)	195	40
12-31-2018	14.65	0.02	0.23	0.25	(0.04)	(2.77)	(2.81)	12.09	(0.80)	0.80	0.79	0.13	169	37
12-31-2017	11.69	— [3]	4.15	4.15	(0.01)	(1.18)	(1.19)	14.65	36.53	0.80	0.79	0.03	192	47
12-31-2016	14.12	0.01	(0.14)	(0.13)	—	(2.30)	(2.30)	11.69	(1.08)	0.77 [4]	0.76 [4]	0.08	164	45
12-31-2015	15.47	— [3]	1.57	1.57	—	(2.92)	(2.92)	14.12	11.46	0.79	0.78	(0.01)	192	30
Series II
12-31-2019	11.61	(0.02)	2.75	2.73	— [3]	(9.60)	(9.60)	4.74	32.65	1.01	1.01	(0.26)	66	40
12-31-2018	14.16	(0.01)	0.24	0.23	(0.01)	(2.77)	(2.78)	11.61	(0.99)	1.00	0.99	(0.07)	58	37
12-31-2017	11.35	(0.02)	4.01	3.99	—	(1.18)	(1.18)	14.16	36.20	1.00	0.99	(0.17)	66	47
12-31-2016	13.80	(0.02)	(0.13)	(0.15)	—	(2.30)	(2.30)	11.35	(1.26)	0.97 [4]	0.96 [4]	(0.12)	58	45
12-31-2015	15.22	(0.03)	1.53	1.50	—	(2.92)	(2.92)	13.80	11.17	0.99	0.98	(0.21)	70	30
Series NAV
12-31-2019	12.11	— [3]	2.92	2.92	(0.01)	(9.60)	(9.61)	5.42	32.88	0.76	0.76	(0.01)	282	40
12-31-2018	14.67	0.03	0.23	0.26	(0.05)	(2.77)	(2.82)	12.11	(0.72)	0.75	0.74	0.20	281	37
12-31-2017	11.71	0.01	4.15	4.16	(0.02)	(1.18)	(1.20)	14.67	36.51	0.75	0.74	0.08	798	47
12-31-2016	14.13	0.02	(0.14)	(0.12)	— [3]	(2.30)	(2.30)	11.71	(1.00)	0.72 [4]	0.71 [4]	0.12	718	45
12-31-2015	15.48	0.01	1.56	1.57	— [3]	(2.92)	(2.92)	14.13	11.48	0.74	0.73	0.04	691	30
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Capital Appreciation Value Trust
Series I
12-31-2019	10.92	0.16	2.44	2.60	(0.17)	(0.80)	(0.97)	12.55	24.31	0.93	0.89	1.33	8	45
12-31-2018	11.98	0.28 [3]	(0.18)	0.10	(0.25)	(0.91)	(1.16)	10.92	0.39	0.92	0.88	2.35 [3]	4	78
12-31-2017	11.08	0.13	1.52	1.65	(0.17)	(0.58)	(0.75)	11.98	15.15	0.92	0.88	1.12	4	64
12-31-2016	11.47	0.17	0.76	0.93	(0.15)	(1.17)	(1.32)	11.08	8.12	0.91	0.87	1.50	3	68
12-31-2015	12.78	0.13	0.48	0.61	(0.13)	(1.79)	(1.92)	11.47	5.28	0.91	0.87	1.02	1	73
Series II
12-31-2019	10.87	0.14	2.42	2.56	(0.14)	(0.80)	(0.94)	12.49	24.10	1.13	1.09	1.17	278	45
12-31-2018	11.94	0.26 [3]	(0.19)	0.07	(0.23)	(0.91)	(1.14)	10.87	0.11	1.12	1.08	2.15 [3]	259	78
12-31-2017	11.04	0.11	1.52	1.63	(0.15)	(0.58)	(0.73)	11.94	14.99	1.12	1.08	0.92	305	64
12-31-2016	11.44	0.14	0.76	0.90	(0.13)	(1.17)	(1.30)	11.04	7.84	1.11	1.07	1.25	305	68
12-31-2015	12.75	0.11	0.48	0.59	(0.11)	(1.79)	(1.90)	11.44	5.10	1.11	1.07	0.89	316	73
Series NAV
12-31-2019	10.89	0.17	2.43	2.60	(0.17)	(0.80)	(0.97)	12.52	24.44	0.88	0.84	1.41	127	45
12-31-2018	11.95	0.29 [3]	(0.18)	0.11	(0.26)	(0.91)	(1.17)	10.89	0.45	0.87	0.83	2.40 [3]	91	78
12-31-2017	11.06	0.14	1.51	1.65	(0.18)	(0.58)	(0.76)	11.95	15.14	0.87	0.83	1.17	92	64
12-31-2016	11.45	0.18	0.75	0.93	(0.15)	(1.17)	(1.32)	11.06	8.19	0.86	0.82	1.54	75	68
12-31-2015	12.76	0.14	0.48	0.62	(0.14)	(1.79)	(1.93)	11.45	5.27	0.86	0.82	1.16	44	73
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the portfolio, which amounted to $0.12 and 1.00%, respectively.
Emerging Markets Value Trust
Series I
12-31-2019	8.93	0.16	0.78	0.94	(0.30)	—	(0.30)	9.57	10.94	1.18	1.17	1.79	6	23
12-31-2018	10.63	0.19	(1.63)	(1.44)	(0.26)	—	(0.26)	8.93	(13.60)	1.12	1.12	1.91	7	14
12-31-2017	8.14	0.13	2.52	2.65	(0.16)	—	(0.16)	10.63	32.70	1.12	1.12	1.30	8	28 [3]
12-31-2016	7.04	0.12	1.15	1.27	(0.17)	—	(0.17)	8.14	18.00	1.13	1.12	1.51	3	22
12-31-2015	8.91	0.15	(1.85)	(1.70)	(0.17)	—	(0.17)	7.04	(19.08)	1.10	1.09	1.73	2	20
Series II
12-31-2019	8.93	0.15	0.77	0.92	(0.28)	—	(0.28)	9.57	10.71	1.38	1.37	1.64	35	23
12-31-2018	10.63	0.17	(1.63)	(1.46)	(0.24)	—	(0.24)	8.93	(13.79)	1.32	1.32	1.72	35	14
12-31-2017	8.14	(0.02)	2.65	2.63	(0.14)	—	(0.14)	10.63	32.47	1.32	1.32	(0.19)	48	28 [3]
12-31-2016	7.05	0.10	1.14	1.24	(0.15)	—	(0.15)	8.14	17.62	1.33	1.32	1.33	— [4]	22
12-31-2015 [5]	9.48	0.10	(2.37)	(2.27)	(0.16)	—	(0.16)	7.05	(24.01) [6]	1.30 [7]	1.29 [7]	2.13 [7]	— [4]	20 [8]
Series NAV
12-31-2019	8.92	0.17	0.76	0.93	(0.30)	—	(0.30)	9.55	10.89	1.13	1.12	1.87	193	23
12-31-2018	10.61	0.21	(1.63)	(1.42)	(0.27)	—	(0.27)	8.92	(13.48)	1.07	1.07	2.04	168	14
12-31-2017	8.13	0.16	2.49	2.65	(0.17)	—	(0.17)	10.61	32.67	1.07	1.07	1.68	724	28 [3]
12-31-2016	7.03	0.12	1.15	1.27	(0.17)	—	(0.17)	8.13	18.08	1.07	1.06	1.67	608	22
12-31-2015	8.90	0.14	(1.83)	(1.69)	(0.18)	—	(0.18)	7.03	(19.05)	1.05	1.04	1.72	660	20
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity. 4. Less than $500,000. 5. The inception date for Series II shares is 5-27-15. 6. Not annualized. 7. Annualized. 8. Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Equity Income Trust
Series I
12-31-2019	13.65	0.35	3.07	3.42	(0.31)	(1.41)	(1.72)	15.35	26.34	0.80	0.77	2.30	255	18 [3]
12-31-2018	17.50	0.35	(1.74)	(1.39)	(0.30)	(2.16)	(2.46)	13.65	(9.58)	0.81	0.78	2.12	215	18
12-31-2017	16.67	0.32	2.24	2.56	(0.39)	(1.34)	(1.73)	17.50	16.29	0.82	0.78	1.88	276	21
12-31-2016	15.79	0.42	2.47	2.89	(0.36)	(1.65)	(2.01)	16.67	19.12	0.81 [4]	0.77 [4]	2.59	272	28
12-31-2015	19.16	0.34	(1.70)	(1.36)	(0.34)	(1.67)	(2.01)	15.79	(6.75)	0.87	0.83	1.91	262	34
Series II
12-31-2019	13.58	0.31	3.07	3.38	(0.28)	(1.41)	(1.69)	15.27	26.17	1.00	0.97	2.10	137	18 [3]
12-31-2018	17.42	0.32	(1.73)	(1.41)	(0.27)	(2.16)	(2.43)	13.58	(9.75)	1.01	0.98	1.92	111	18
12-31-2017	16.61	0.29	2.21	2.50	(0.35)	(1.34)	(1.69)	17.42	16.00	1.02	0.98	1.68	145	21
12-31-2016	15.74	0.38	2.46	2.84	(0.32)	(1.65)	(1.97)	16.61	18.91	1.01 [4]	0.97 [4]	2.39	148	28
12-31-2015	19.10	0.31	(1.70)	(1.39)	(0.30)	(1.67)	(1.97)	15.74	(6.91)	1.07	1.03	1.71	138	34
Series NAV
12-31-2019	13.58	0.35	3.07	3.42	(0.32)	(1.41)	(1.73)	15.27	26.47	0.75	0.72	2.34	1,304	18 [3]
12-31-2018	17.42	0.36	(1.73)	(1.37)	(0.31)	(2.16)	(2.47)	13.58	(9.52)	0.76	0.73	2.18	1,149	18
12-31-2017	16.61	0.33	2.22	2.55	(0.40)	(1.34)	(1.74)	17.42	16.28	0.77	0.73	1.93	1,393	21
12-31-2016	15.74	0.42	2.46	2.88	(0.36)	(1.65)	(2.01)	16.61	19.18	0.76 [4]	0.72 [4]	2.63	1,400	28
12-31-2015	19.10	0.35	(1.70)	(1.35)	(0.34)	(1.67)	(2.01)	15.74	(6.66)	0.82	0.78	1.97	1,270	34
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.
Financial Industries Trust
Series I
12-31-2019	11.90	0.21	3.39	3.60	(0.60)	(0.82)	(1.42)	14.08	31.79	0.91	0.90	1.53	113	28
12-31-2018	14.99	0.20	(2.15)	(1.95)	(0.18)	(0.96)	(1.14)	11.90	(14.49)	0.89	0.88	1.34	120	25
12-31-2017	13.16	0.17	1.83	2.00	(0.17)	—	(0.17)	14.99	15.28	0.88	0.87	1.20	170	42
12-31-2016	11.18	0.18	1.97	2.15	(0.17)	—	(0.17)	13.16	19.37	0.88	0.87	1.66	162	45
12-31-2015	17.10	0.23	(0.75)	(0.52)	(0.13)	(5.27)	(5.40)	11.18	(2.65)	0.87	0.87	1.58	126	27
Series II
12-31-2019	11.79	0.18	3.36	3.54	(0.55)	(0.82)	(1.37)	13.96	31.51	1.11	1.10	1.32	17	28
12-31-2018	14.88	0.17	(2.13)	(1.96)	(0.17)	(0.96)	(1.13)	11.79	(14.62)	1.09	1.08	1.14	15	25
12-31-2017	13.07	0.14	1.81	1.95	(0.14)	—	(0.14)	14.88	15.02	1.08	1.07	0.99	19	42
12-31-2016	11.10	0.16	1.96	2.12	(0.15)	—	(0.15)	13.07	19.21	1.08	1.07	1.48	21	45
12-31-2015	17.02	0.20	(0.75)	(0.55)	(0.10)	(5.27)	(5.37)	11.10	(2.88)	1.07	1.07	1.39	19	27
Series NAV
12-31-2019	11.88	0.21	3.38	3.59	(0.62)	(0.82)	(1.44)	14.03	31.71	0.86	0.85	1.57	28	28
12-31-2018	14.95	0.21	(2.14)	(1.93)	(0.18)	(0.96)	(1.14)	11.88	(14.38)	0.84	0.83	1.39	29	25
12-31-2017	13.13	0.17	1.83	2.00	(0.18)	—	(0.18)	14.95	15.29	0.83	0.82	1.25	48	42
12-31-2016	11.15	0.19	1.96	2.15	(0.17)	—	(0.17)	13.13	19.47	0.83	0.82	1.72	26	45
12-31-2015	17.07	0.24	(0.75)	(0.51)	(0.14)	(5.27)	(5.41)	11.15	(2.58)	0.82	0.82	1.63	22	27
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Fundamental All Cap Core Trust
Series I
12-31-2019	19.64	0.11	6.79	6.90	(0.10)	(1.88)	(1.98)	24.56	36.45	0.77	0.76	0.48	119	15
12-31-2018	25.83	0.09	(2.79)	(2.70)	(0.10)	(3.39)	(3.49)	19.64	(13.16)	0.76	0.76	0.36	122	24
12-31-2017	20.89	0.11	5.58	5.69	(0.18)	(0.57)	(0.75)	25.83	27.70	0.76	0.76	0.46	172	42
12-31-2016	22.30	0.15	1.58	1.73	(0.12)	(3.02)	(3.14)	20.89	8.34	0.75	0.75	0.73	146	26
12-31-2015	22.53	0.07	0.80	0.87	—	(1.10)	(1.10)	22.30	4.01	0.76	0.75	0.30	168	49
Series II
12-31-2019	19.59	0.06	6.78	6.84	(0.06)	(1.88)	(1.94)	24.49	36.18	0.97	0.96	0.28	49	15
12-31-2018	25.77	0.04	(2.78)	(2.74)	(0.05)	(3.39)	(3.44)	19.59	(13.34)	0.96	0.96	0.17	41	24
12-31-2017	20.84	0.06	5.58	5.64	(0.14)	(0.57)	(0.71)	25.77	27.43	0.96	0.96	0.27	54	42
12-31-2016	22.23	0.11	1.56	1.67	(0.04)	(3.02)	(3.06)	20.84	8.12	0.95	0.95	0.53	49	26
12-31-2015	22.50	0.02	0.81	0.83	—	(1.10)	(1.10)	22.23	3.83	0.96	0.95	0.10	52	49
Series NAV
12-31-2019	19.74	0.12	6.84	6.96	(0.11)	(1.88)	(1.99)	24.71	36.58	0.72	0.71	0.52	1,700	15
12-31-2018	25.96	0.11	(2.82)	(2.71)	(0.12)	(3.39)	(3.51)	19.74	(13.16)	0.71	0.71	0.42	1,347	24
12-31-2017	20.98	0.12	5.62	5.74	(0.19)	(0.57)	(0.76)	25.96	27.77	0.71	0.71	0.51	1,662	42
12-31-2016	22.40	0.16	1.58	1.74	(0.14)	(3.02)	(3.16)	20.98	8.40	0.71	0.70	0.78	1,403	26
12-31-2015	22.61	0.08	0.81	0.89	—	(1.10)	(1.10)	22.40	4.09	0.71	0.70	0.35	1,406	49
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Fundamental Large Cap Value Trust
Series I
12-31-2019	17.51	0.25	5.97	6.22	(0.25)	(0.35)	(0.60)	23.13	35.85	0.78	0.77	1.17	403	13
12-31-2018	21.36	0.25	(3.87)	(3.62)	(0.23)	—	(0.23)	17.51	(17.03)	0.75	0.74	1.18	366	31
12-31-2017	18.49	0.23	2.97	3.20	(0.33)	—	(0.33)	21.36	17.43	0.74	0.73	1.19	525	30
12-31-2016	17.15	0.25	1.48	1.73	(0.39)	—	(0.39)	18.49	10.17	0.71	0.70	1.47	541	28
12-31-2015	17.52	0.20	(0.39)	(0.19)	(0.18)	—	(0.18)	17.15	(1.11)	0.71	0.70	1.15	562	9
Series II
12-31-2019	17.63	0.21	6.00	6.21	(0.20)	(0.35)	(0.55)	23.29	35.59	0.98	0.97	0.97	164	13
12-31-2018	21.51	0.21	(3.90)	(3.69)	(0.19)	—	(0.19)	17.63	(17.23)	0.95	0.94	0.98	150	31
12-31-2017	18.61	0.20	2.99	3.19	(0.29)	—	(0.29)	21.51	17.20	0.94	0.93	0.99	205	30
12-31-2016	17.27	0.21	1.49	1.70	(0.36)	—	(0.36)	18.61	9.96	0.91	0.90	1.27	207	28
12-31-2015	17.64	0.17	(0.40)	(0.23)	(0.14)	—	(0.14)	17.27	(1.30)	0.91	0.90	0.95	220	9
Series NAV
12-31-2019	17.51	0.25	5.99	6.24	(0.26)	(0.35)	(0.61)	23.14	35.97	0.73	0.72	1.21	97	13
12-31-2018	21.37	0.26	(3.88)	(3.62)	(0.24)	—	(0.24)	17.51	(17.03)	0.70	0.69	1.23	79	31
12-31-2017	18.49	0.24	2.98	3.22	(0.34)	—	(0.34)	21.37	17.54	0.69	0.68	1.23	92	30
12-31-2016	17.15	0.25	1.49	1.74	(0.40)	—	(0.40)	18.49	10.22	0.65	0.65	1.48	83	28
12-31-2015	17.52	0.21	(0.39)	(0.18)	(0.19)	—	(0.19)	17.15	(1.06)	0.66	0.65	1.20	780	9
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Trust
Series I
12-31-2019	18.37	0.49	2.32	2.81	(0.42)	(0.72)	(1.14)	20.04	16.04	1.00	0.95	2.51	115	20
12-31-2018	21.93	0.41	(3.58)	(3.17)	(0.39)	—	(0.39)	18.37	(14.49)	0.98	0.95	1.91	115	30
12-31-2017	18.78	0.41	3.14	3.55	(0.40)	—	(0.40)	21.93	18.88	0.96	0.94	2.00	148	28
12-31-2016	17.95	0.34	1.33	1.67	(0.84)	—	(0.84)	18.78	9.47	0.89 [3]	0.87 [3]	1.87	142	23
12-31-2015	19.58	0.35	(1.60)	(1.25)	(0.38)	—	(0.38)	17.95	(6.42)	0.93	0.91	1.79	147	23
Series II
12-31-2019	18.29	0.45	2.31	2.76	(0.38)	(0.72)	(1.10)	19.95	15.83	1.20	1.15	2.31	31	20
12-31-2018	21.83	0.37	(3.56)	(3.19)	(0.35)	—	(0.35)	18.29	(14.65)	1.18	1.15	1.72	31	30
12-31-2017	18.70	0.39	3.10	3.49	(0.36)	—	(0.36)	21.83	18.63	1.16	1.14	1.80	44	28
12-31-2016	17.88	0.30	1.33	1.63	(0.81)	—	(0.81)	18.70	9.24	1.09 [3]	1.07 [3]	1.67	43	23
12-31-2015	19.51	0.31	(1.59)	(1.28)	(0.35)	—	(0.35)	17.88	(6.61)	1.13	1.11	1.61	46	23
Series NAV
12-31-2019	18.35	0.49	2.32	2.81	(0.43)	(0.72)	(1.15)	20.01	16.06	0.95	0.90	2.53	43	20
12-31-2018	21.90	0.42	(3.56)	(3.14)	(0.41)	—	(0.41)	18.35	(14.42)	0.93	0.90	1.94	38	30
12-31-2017	18.76	0.42	3.13	3.55	(0.41)	—	(0.41)	21.90	18.90	0.91	0.89	2.05	48	28
12-31-2016	17.94	0.40	1.27	1.67	(0.85)	—	(0.85)	18.76	9.47	0.84 [3]	0.83 [3]	2.24	42	23
12-31-2015	19.56	0.36	(1.59)	(1.23)	(0.39)	—	(0.39)	17.94	(6.34)	0.88	0.86	1.83	390	23
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.04%.
Health Sciences Trust
Series I
12-31-2019	22.87	(0.08)	6.36	6.28	—	(1.97)	(1.97)	27.18	28.68	1.16	1.10	(0.32)	72	34
12-31-2018	25.03	(0.07)	0.57	0.50	—	(2.66)	(2.66)	22.87	0.69	1.16	1.09	(0.27)	99	42
12-31-2017	21.83	(0.08)	5.91	5.83	—	(2.63)	(2.63)	25.03	27.51	1.16	1.10	(0.31)	107	39
12-31-2016	31.92	(0.09)	(3.02)	(3.11)	(0.02)	(6.96)	(6.98)	21.83	(10.57)	1.10 [3]	1.04 [3]	(0.34)	94	27
12-31-2015	33.55	0.03	4.30	4.33	—	(5.96)	(5.96)	31.92	12.69	1.07	1.02	0.09	146	43
Series II
12-31-2019	21.05	(0.12)	5.82	5.70	—	(1.97)	(1.97)	24.78	28.40	1.36	1.30	(0.53)	71	34
12-31-2018	23.26	(0.11)	0.56	0.45	—	(2.66)	(2.66)	21.05	0.52	1.36	1.29	(0.47)	66	42
12-31-2017	20.48	(0.12)	5.53	5.41	—	(2.63)	(2.63)	23.26	27.26	1.36	1.30	(0.51)	75	39
12-31-2016	30.45	(0.14)	(2.87)	(3.01)	—	(6.96)	(6.96)	20.48	(10.77)	1.30 [3]	1.24 [3]	(0.54)	71	27
12-31-2015	32.30	(0.03)	4.14	4.11	—	(5.96)	(5.96)	30.45	12.49	1.27	1.22	(0.10)	102	43
Series NAV
12-31-2019	23.22	(0.08)	6.47	6.39	—	(1.97)	(1.97)	27.64	28.67	1.11	1.05	(0.29)	130	34
12-31-2018	25.37	(0.06)	0.57	0.51	—	(2.66)	(2.66)	23.22	0.76	1.11	1.04	(0.22)	107	42
12-31-2017	22.09	(0.07)	5.98	5.91	—	(2.63)	(2.63)	25.37	27.61	1.11	1.05	(0.26)	108	39
12-31-2016	32.20	(0.08)	(3.04)	(3.12)	(0.03)	(6.96)	(6.99)	22.09	(10.54)	1.06 [3]	0.99 [3]	(0.29)	96	27
12-31-2015	33.78	0.05	4.33	4.38	—	(5.96)	(5.96)	32.20	12.76	1.02	0.97	0.13	118	43
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.05%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Equity Index Trust
Series I
12-31-2019	15.44	0.50	2.77	3.27	(0.41)	—	(0.41)	18.30	21.37	0.67	0.39	2.92	359	5 [3]
12-31-2018	18.44	0.45	(3.02)	(2.57)	(0.42)	(0.01)	(0.43)	15.44	(14.09)	0.66	0.39	2.55	334	2
12-31-2017	14.79	0.40	3.63	4.03	(0.38)	—	(0.38)	18.44	27.30	0.68	0.39	2.33	399	3
12-31-2016	14.54	0.39	0.25	0.64	(0.39)	—	(0.39)	14.79	4.45	0.65 [4]	0.39 [4]	2.65	277	5
12-31-2015	15.85	0.39	(1.32)	(0.93)	(0.38)	—	(0.38)	14.54	(5.91)	0.66	0.39	2.42	263	4
Series II
12-31-2019	15.46	0.44	2.80	3.24	(0.38)	—	(0.38)	18.32	21.11	0.87	0.59	2.55	22	5 [3]
12-31-2018	18.46	0.42	(3.03)	(2.61)	(0.38)	(0.01)	(0.39)	15.46	(14.27)	0.86	0.59	2.37	14	2
12-31-2017	14.81	0.36	3.63	3.99	(0.34)	—	(0.34)	18.46	27.04	0.88	0.59	2.14	18	3
12-31-2016	14.56	0.36	0.25	0.61	(0.36)	—	(0.36)	14.81	4.24	0.85 [4]	0.59 [4]	2.47	14	5
12-31-2015	15.87	0.36	(1.32)	(0.96)	(0.35)	—	(0.35)	14.56	(6.11)	0.86	0.59	2.25	16	4
Series NAV
12-31-2019	15.43	0.50	2.78	3.28	(0.42)	—	(0.42)	18.29	21.44	0.62	0.34	2.91	458	5 [3]
12-31-2018	18.44	0.46	(3.03)	(2.57)	(0.43)	(0.01)	(0.44)	15.43	(14.10)	0.61	0.34	2.58	331	2
12-31-2017	14.78	0.41	3.63	4.04	(0.38)	—	(0.38)	18.44	27.45	0.63	0.34	2.39	377	3
12-31-2016	14.54	0.39	0.25	0.64	(0.40)	—	(0.40)	14.78	4.43	0.60 [4]	0.34 [4]	2.70	298	5
12-31-2015	15.84	0.39	(1.30)	(0.91)	(0.39)	—	(0.39)	14.54	(5.80)	0.61	0.34	2.46	293	4
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.04%.
International Small Company Trust
Series I
12-31-2019	12.55	0.24	2.47	2.71	(0.30)	(0.58)	(0.88)	14.38	22.60	1.20	1.19	1.76	28	12
12-31-2018	15.95	0.24	(3.45)	(3.21)	(0.19)	—	(0.19)	12.55	(20.09)	1.15	1.14	1.55	25	20
12-31-2017	12.46	0.20	3.50	3.70	(0.21)	—	(0.21)	15.95	29.46	1.18	1.17	1.42	38	14
12-31-2016	12.11	0.24	0.35	0.59	(0.24)	—	(0.24)	12.46	4.90	0.91 [3]	0.90 [3]	1.96	32	12
12-31-2015	11.58	0.17	0.58	0.75	(0.22)	—	(0.22)	12.11	6.54	1.22	1.22	1.40	34	17
Series II
12-31-2019	12.51	0.21	2.47	2.68	(0.25)	(0.58)	(0.83)	14.36	22.35	1.40	1.39	1.55	15	12
12-31-2018	15.93	0.20	(3.43)	(3.23)	(0.19)	—	(0.19)	12.51	(20.27)	1.35	1.34	1.34	14	20
12-31-2017	12.45	0.18	3.48	3.66	(0.18)	—	(0.18)	15.93	29.17	1.38	1.37	1.22	21	14
12-31-2016	12.10	0.22	0.35	0.57	(0.22)	—	(0.22)	12.45	4.70	1.12 [3]	1.11 [3]	1.79	18	12
12-31-2015	11.57	0.15	0.59	0.74	(0.21)	—	(0.21)	12.10	6.39	1.42	1.42	1.21	20	17
Series NAV
12-31-2019	12.56	0.25	2.48	2.73	(0.32)	(0.58)	(0.90)	14.39	22.70	1.15	1.14	1.81	73	12
12-31-2018	15.96	0.24	(3.44)	(3.20)	(0.20)	—	(0.20)	12.56	(20.08)	1.10	1.09	1.58	74	20
12-31-2017	12.46	0.21	3.50	3.71	(0.21)	—	(0.21)	15.96	29.60	1.13	1.12	1.42	93	14
12-31-2016	12.11	0.24	0.36	0.60	(0.25)	—	(0.25)	12.46	4.95	0.87 [3]	0.86 [3]	2.00	58	12
12-31-2015	11.57	0.18	0.59	0.77	(0.23)	—	(0.23)	12.11	6.68	1.17	1.17	1.43	53	17
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.33%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Value Trust
Series I
12-31-2019	11.84	0.30	1.13	1.43	(0.35)	—	(0.35)	12.92	12.33	0.94	0.94	2.39	83	36
12-31-2018	14.33	0.26	(2.41)	(2.15)	(0.34)	—	(0.34)	11.84	(15.03)	0.92	0.91	1.87	84	34
12-31-2017	12.45	0.25	1.89	2.14	(0.26)	—	(0.26)	14.33	17.14	0.93	0.92	1.84	113	27
12-31-2016	11.33	0.23	1.15	1.38	(0.26)	—	(0.26)	12.45	12.24	0.76 [3]	0.75 [3]	1.95	111	27 [4]
12-31-2015	12.54	0.24	(1.21)	(0.97)	(0.24)	—	(0.24)	11.33	(7.81)	0.92	0.91	1.87	77	16
Series II
12-31-2019	11.83	0.27	1.14	1.41	(0.33)	—	(0.33)	12.91	12.13	1.14	1.14	2.19	50	36
12-31-2018	14.32	0.23	(2.40)	(2.17)	(0.32)	—	(0.32)	11.83	(15.17)	1.12	1.11	1.67	50	34
12-31-2017	12.44	0.23	1.88	2.11	(0.23)	—	(0.23)	14.32	16.88	1.13	1.12	1.65	69	27
12-31-2016	11.33	0.21	1.14	1.35	(0.24)	—	(0.24)	12.44	11.94	0.95 [3]	0.94 [3]	1.83	71	27 [4]
12-31-2015	12.52	0.21	(1.20)	(0.99)	(0.20)	—	(0.20)	11.33	(7.95)	1.12	1.11	1.69	59	16
Series NAV
12-31-2019	11.75	0.30	1.13	1.43	(0.36)	—	(0.36)	12.82	12.41	0.89	0.89	2.41	177	36
12-31-2018	14.22	0.27	(2.39)	(2.12)	(0.35)	—	(0.35)	11.75	(14.96)	0.87	0.86	1.98	167	34
12-31-2017	12.35	0.26	1.87	2.13	(0.26)	—	(0.26)	14.22	17.25	0.88	0.87	1.89	686	27
12-31-2016	11.25	0.25	1.11	1.36	(0.26)	—	(0.26)	12.35	12.20	0.69 [3]	0.68 [3]	2.16	677	27 [4]
12-31-2015	12.45	0.24	(1.19)	(0.95)	(0.25)	—	(0.25)	11.25	(7.72)	0.87	0.86	1.93	685	16
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.17%. 4. Excludes merger activity.
Lifestyle Aggressive Portfolio
Series I
12-31-2019	13.23	0.26 [3]	3.21	3.47	(0.23)	(0.90)	(1.13)	15.57	27.01	0.39 [4]	0.21 [4]	1.76 [3]	4	20
12-31-2018	15.14	0.23 [3]	(1.52)	(1.29)	(0.22)	(0.40)	(0.62)	13.23	(8.85)	0.42 [4]	0.20 [4]	1.53 [3]	3	16
12-31-2017	12.81	0.20 [3]	2.57	2.77	(0.24)	(0.20)	(0.44)	15.14	21.78	0.45 [4]	0.21 [4]	1.41 [3]	4	15
12-31-2016	12.33	0.26 [3]	0.90	1.16	(0.21)	(0.47)	(0.68)	12.81	9.55	0.47 [4]	0.21 [4]	2.05 [3]	4	9
12-31-2015	12.78	0.24 [3]	(0.44)	(0.20)	(0.22)	(0.03)	(0.25)	12.33	(1.56)	0.45 [4]	0.22 [4]	1.89 [3]	3	20
Series II
12-31-2019	13.23	0.23 [3]	3.21	3.44	(0.20)	(0.90)	(1.10)	15.57	26.78	0.59 [4]	0.41 [4]	1.52 [3]	18	20
12-31-2018	15.14	0.20 [3]	(1.52)	(1.32)	(0.19)	(0.40)	(0.59)	13.23	(9.05)	0.62 [4]	0.40 [4]	1.32 [3]	17	16
12-31-2017	12.81	0.20 [3]	2.54	2.74	(0.21)	(0.20)	(0.41)	15.14	21.56	0.65 [4]	0.41 [4]	1.40 [3]	20	15
12-31-2016	12.33	0.19 [3]	0.95	1.14	(0.19)	(0.47)	(0.66)	12.81	9.35	0.67 [4]	0.41 [4]	1.55 [3]	18	9
12-31-2015	12.78	0.19 [3]	(0.41)	(0.22)	(0.20)	(0.03)	(0.23)	12.33	(1.75)	0.65 [4]	0.42 [4]	1.45 [3]	17	20
Series NAV
12-31-2019	13.22	0.27 [3]	3.22	3.49	(0.24)	(0.90)	(1.14)	15.57	27.16	0.34 [4]	0.16 [4]	1.83 [3]	15	20
12-31-2018	15.14	0.29 [3]	(1.59)	(1.30)	(0.22)	(0.40)	(0.62)	13.22	(8.86)	0.37 [4]	0.15 [4]	1.92 [3]	11	16
12-31-2017	12.81	0.28 [3]	2.49	2.77	(0.24)	(0.20)	(0.44)	15.14	21.84	0.40 [4]	0.16 [4]	1.95 [3]	7	15
12-31-2016	12.33	0.37 [3]	0.80	1.17	(0.22)	(0.47)	(0.69)	12.81	9.60	0.42 [4]	0.16 [4]	2.95 [3]	2	9
12-31-2015	12.78	0.24 [3]	(0.43)	(0.19)	(0.23)	(0.03)	(0.26)	12.33	(1.51)	0.40 [4]	0.17 [4]	1.89 [3]	1	20
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced Portfolio
Series I
12-31-2019	13.76	0.33 [3]	2.09	2.42	(0.30)	(0.45)	(0.75)	15.43	17.73	0.12 [4]	0.12 [4]	2.19 [3]	37	11
12-31-2018	14.98	0.32 [3]	(0.96)	(0.64)	(0.33)	(0.25)	(0.58)	13.76	(4.36)	0.12 [4]	0.12 [4]	2.13 [3]	32	8
12-31-2017	13.78	0.33 [3]	1.36	1.69	(0.33)	(0.16)	(0.49)	14.98	12.31	0.12 [4]	0.12 [4]	2.22 [3]	35	6
12-31-2016	13.59	0.32 [3]	0.51	0.83	(0.31)	(0.33)	(0.64)	13.78	6.11	0.12 [4]	0.11 [4]	2.31 [3]	31	11
12-31-2015	14.18	0.34 [3]	(0.34)	— [5]	(0.33)	(0.26)	(0.59)	13.59	0.05	0.12 [4]	0.11 [4]	2.35 [3]	30	9
Series II
12-31-2019	13.78	0.29 [3]	2.11	2.40	(0.27)	(0.45)	(0.72)	15.46	17.56	0.32 [4]	0.32 [4]	1.94 [3]	860	11
12-31-2018	15.01	0.27 [3]	(0.95)	(0.68)	(0.30)	(0.25)	(0.55)	13.78	(4.63)	0.32 [4]	0.32 [4]	1.84 [3]	781	8
12-31-2017	13.80	0.29 [3]	1.38	1.67	(0.30)	(0.16)	(0.46)	15.01	12.16	0.32 [4]	0.32 [4]	1.97 [3]	942	6
12-31-2016	13.61	0.29 [3]	0.52	0.81	(0.29)	(0.33)	(0.62)	13.80	5.89	0.32 [4]	0.31 [4]	2.06 [3]	909	11
12-31-2015	14.21	0.30 [3]	(0.33)	(0.03)	(0.31)	(0.26)	(0.57)	13.61	(0.22)	0.32 [4]	0.31 [4]	2.11 [3]	901	9
Series NAV
12-31-2019	13.74	0.34 [3]	2.09	2.43	(0.30)	(0.45)	(0.75)	15.42	17.89	0.07 [4]	0.07 [4]	2.29 [3]	113	11
12-31-2018	14.97	0.34 [3]	(0.98)	(0.64)	(0.34)	(0.25)	(0.59)	13.74	(4.39)	0.07 [4]	0.07 [4]	2.28 [3]	89	8
12-31-2017	13.77	0.34 [3]	1.35	1.69	(0.33)	(0.16)	(0.49)	14.97	12.38	0.07 [4]	0.07 [4]	2.40 [3]	83	6
12-31-2016	13.58	0.36 [3]	0.48	0.84	(0.32)	(0.33)	(0.65)	13.77	6.16	0.07 [4]	0.06 [4]	2.58 [3]	63	11
12-31-2015	14.17	0.39 [3]	(0.38)	0.01	(0.34)	(0.26)	(0.60)	13.58	0.10	0.07 [4]	0.06 [4]	2.76 [3]	44	9
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5. Less than $0.005 per share.
Lifestyle Conservative Portfolio
Series I
12-31-2019	12.67	0.32 [3]	1.25	1.57	(0.30)	(0.26)	(0.56)	13.68	12.46	0.15 [4]	0.13 [4]	2.36 [3]	12	21
12-31-2018	13.39	0.33 [3]	(0.59)	(0.26)	(0.32)	(0.14)	(0.46)	12.67	(1.97)	0.16 [4]	0.12 [4]	2.48 [3]	11	21
12-31-2017	12.91	0.34 [3]	0.56	0.90	(0.34)	(0.08)	(0.42)	13.39	6.96	0.16 [4]	0.13 [4]	2.69 [3]	12	12
12-31-2016	12.85	0.35 [3]	0.21	0.56	(0.36)	(0.14)	(0.50)	12.91	4.39	0.14 [4]	0.13 [4]	2.65 [3]	9	19
12-31-2015	13.33	0.39 [3]	(0.37)	0.02	(0.36)	(0.14)	(0.50)	12.85	0.17	0.14 [4]	0.13 [4]	2.87 [3]	8	17
Series II
12-31-2019	12.69	0.30 [3]	1.25	1.55	(0.28)	(0.26)	(0.54)	13.70	12.22	0.35 [4]	0.33 [4]	2.20 [3]	170	21
12-31-2018	13.41	0.30 [3]	(0.58)	(0.28)	(0.30)	(0.14)	(0.44)	12.69	(2.17)	0.36 [4]	0.32 [4]	2.29 [3]	164	21
12-31-2017	12.93	0.30 [3]	0.58	0.88	(0.32)	(0.08)	(0.40)	13.41	6.74	0.36 [4]	0.33 [4]	2.21 [3]	166	12
12-31-2016	12.87	0.31 [3]	0.23	0.54	(0.34)	(0.14)	(0.48)	12.93	4.17	0.34 [4]	0.33 [4]	2.37 [3]	178	19
12-31-2015	13.35	0.33 [3]	(0.33)	— [5]	(0.34)	(0.14)	(0.48)	12.87	(0.03)	0.34 [4]	0.33 [4]	2.44 [3]	181	17
Series NAV
12-31-2019	12.66	0.31 [3]	1.27	1.58	(0.31)	(0.26)	(0.57)	13.67	12.52	0.10 [4]	0.08 [4]	2.29 [3]	4	21
12-31-2018	13.38	0.36 [3]	(0.61)	(0.25)	(0.33)	(0.14)	(0.47)	12.66	(1.92)	0.11 [4]	0.07 [4]	2.70 [3]	5	21
12-31-2017	12.90	0.35 [3]	0.56	0.91	(0.35)	(0.08)	(0.43)	13.38	7.01	0.11 [4]	0.08 [4]	2.75 [3]	4	12
12-31-2016	12.85	0.61 [3]	(0.05)	0.56	(0.37)	(0.14)	(0.51)	12.90	4.36	0.10 [4]	0.08 [4]	4.67 [3]	3	19
12-31-2015	13.33	0.46 [3]	(0.43)	0.03	(0.37)	(0.14)	(0.51)	12.85	0.22	0.09 [4]	0.08 [4]	3.44 [3]	1	17
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5. Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Growth Portfolio
Series I
12-31-2019	14.86	0.32 [3]	2.81	3.13	(0.30)	(0.77)	(1.07)	16.92	21.45	0.12 [4]	0.11 [4]	1.96 [3]	224	7
12-31-2018	16.41	0.30 [3]	(1.28)	(0.98)	(0.32)	(0.25)	(0.57)	14.86	(6.12)	0.11 [4]	0.11 [4]	1.85 [3]	207	5
12-31-2017	14.53	0.45 [3]	1.88	2.33	(0.30)	(0.15)	(0.45)	16.41	16.13	0.12 [4]	0.11 [4]	3.34 [3]	242	4 [5]
12-31-2016	14.23	0.46 [3]	0.56	1.02	(0.27)	(0.45)	(0.72)	14.53	7.23	0.11 [4]	0.11 [4]	3.16 [3]	93	12 [5]
12-31-2015	14.85	0.32 [3]	(0.34)	(0.02)	(0.32)	(0.28)	(0.60)	14.23	(0.12)	0.11 [4]	0.11 [4]	2.11 [3]	39	9
Series II
12-31-2019	14.88	0.29 [3]	2.81	3.10	(0.27)	(0.77)	(1.04)	16.94	21.20	0.32 [4]	0.31 [4]	1.75 [3]	5,567	7
12-31-2018	16.43	0.27 [3]	(1.29)	(1.02)	(0.28)	(0.25)	(0.53)	14.88	(6.31)	0.31 [4]	0.31 [4]	1.62 [3]	5,225	5
12-31-2017	14.55	0.40 [3]	1.90	2.30	(0.27)	(0.15)	(0.42)	16.43	15.90	0.32 [4]	0.31 [4]	2.89 [3]	6,456	4 [5]
12-31-2016	14.25	0.34 [3]	0.66	1.00	(0.25)	(0.45)	(0.70)	14.55	7.02	0.31 [4]	0.31 [4]	2.35 [3]	2,889	12 [5]
12-31-2015	14.86	0.29 [3]	(0.33)	(0.04)	(0.29)	(0.28)	(0.57)	14.25	(0.25)	0.31 [4]	0.31 [4]	1.93 [3]	1,904	9
Series NAV
12-31-2019	14.85	0.34 [3]	2.80	3.14	(0.31)	(0.77)	(1.08)	16.91	21.52	0.07 [4]	0.06 [4]	2.10 [3]	415	7
12-31-2018	16.40	0.33 [3]	(1.31)	(0.98)	(0.32)	(0.25)	(0.57)	14.85	(6.07)	0.06 [4]	0.06 [4]	2.00 [3]	339	5
12-31-2017	14.52	0.46 [3]	1.88	2.34	(0.31)	(0.15)	(0.46)	16.40	16.20	0.07 [4]	0.06 [4]	3.61 [3]	346	4 [5]
12-31-2016	14.23	0.52 [3]	0.50	1.02	(0.28)	(0.45)	(0.73)	14.52	7.21	0.06 [4]	0.06 [4]	3.59 [3]	109	12 [5]
12-31-2015	14.84	0.43 [3]	(0.43)	— [6]	(0.33)	(0.28)	(0.61)	14.23	0.00 [7]	0.06 [4]	0.06 [4]	2.93 [3]	30	9
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5. Excludes merger activity. 6. Less than $0.005 per share. 7. Less than 0.005%.
Lifestyle Moderate Portfolio
Series I
12-31-2019	13.38	0.33 [3]	1.79	2.12	(0.29)	(0.36)	(0.65)	14.85	15.97	0.14 [4]	0.13 [4]	2.28 [3]	12	15
12-31-2018	14.44	0.31 [3]	(0.81)	(0.50)	(0.33)	(0.23)	(0.56)	13.38	(3.58)	0.14 [4]	0.13 [4]	2.17 [3]	10	8
12-31-2017	13.50	0.33 [3]	1.07	1.40	(0.33)	(0.13)	(0.46)	14.44	10.43	0.14 [4]	0.13 [4]	2.35 [3]	11	7
12-31-2016	13.37	0.34 [3]	0.40	0.74	(0.33)	(0.28)	(0.61)	13.50	5.50	0.13 [4]	0.12 [4]	2.48 [3]	10	14
12-31-2015	13.95	0.35 [3]	(0.34)	0.01	(0.34)	(0.25)	(0.59)	13.37	0.10	0.13 [4]	0.12 [4]	2.47 [3]	9	11
Series II
12-31-2019	13.41	0.29 [3]	1.80	2.09	(0.26)	(0.36)	(0.62)	14.88	15.72	0.34 [4]	0.33 [4]	2.00 [3]	269	15
12-31-2018	14.47	0.28 [3]	(0.81)	(0.53)	(0.30)	(0.23)	(0.53)	13.41	(3.77)	0.34 [4]	0.33 [4]	1.94 [3]	247	8
12-31-2017	13.52	0.30 [3]	1.08	1.38	(0.30)	(0.13)	(0.43)	14.47	10.28	0.34 [4]	0.33 [4]	2.04 [3]	295	7
12-31-2016	13.39	0.29 [3]	0.42	0.71	(0.30)	(0.28)	(0.58)	13.52	5.28	0.33 [4]	0.32 [4]	2.14 [3]	295	14
12-31-2015	13.97	0.30 [3]	(0.32)	(0.02)	(0.31)	(0.25)	(0.56)	13.39	(0.10)	0.33 [4]	0.32 [4]	2.17 [3]	304	11
Series NAV
12-31-2019	13.38	0.35 [3]	1.77	2.12	(0.30)	(0.36)	(0.66)	14.84	15.95	0.09 [4]	0.08 [4]	2.39 [3]	30	15
12-31-2018	14.44	0.35 [3]	(0.85)	(0.50)	(0.33)	(0.23)	(0.56)	13.38	(3.53)	0.09 [4]	0.08 [4]	2.46 [3]	22	8
12-31-2017	13.49	0.35 [3]	1.07	1.42	(0.34)	(0.13)	(0.47)	14.44	10.56	0.09 [4]	0.08 [4]	2.59 [3]	20	7
12-31-2016	13.36	0.41 [3]	0.34	0.75	(0.34)	(0.28)	(0.62)	13.49	5.55	0.08 [4]	0.08 [4]	3.00 [3]	14	14
12-31-2015	13.94	0.47 [3]	(0.45)	0.02	(0.35)	(0.25)	(0.60)	13.36	0.15	0.08 [4]	0.07 [4]	3.36 [3]	8	11
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Index Trust
Series I
12-31-2019	18.83	0.26	4.36	4.62	(0.24)	(1.82)	(2.06)	21.39	25.59	0.56	0.45	1.22	1,047	15
12-31-2018	23.00	0.27	(2.60)	(2.33)	(0.25)	(1.59)	(1.84)	18.83	(11.46)	0.56	0.45	1.17	1,029	15
12-31-2017	21.32	0.24	2.95	3.19	(0.11)	(1.40)	(1.51)	23.00	15.81	0.56	0.45	1.07	1,277	19 [3,4]
12-31-2016	19.66	0.25	3.56	3.81	(0.24)	(1.91)	(2.15)	21.32	20.11	0.56	0.45	1.24	805	22
12-31-2015	22.29	0.24	(0.83)	(0.59)	(0.22)	(1.82)	(2.04)	19.66	(2.59)	0.56	0.45	1.10	661	23
Series II
12-31-2019	18.73	0.21	4.36	4.57	(0.20)	(1.82)	(2.02)	21.28	25.43	0.76	0.65	1.02	70	15
12-31-2018	22.89	0.22	(2.58)	(2.36)	(0.21)	(1.59)	(1.80)	18.73	(11.66)	0.76	0.65	0.96	66	15
12-31-2017	21.24	0.19	2.93	3.12	(0.07)	(1.40)	(1.47)	22.89	15.51	0.76	0.65	0.85	90	19 [3,4]
12-31-2016	19.58	0.21	3.56	3.77	(0.20)	(1.91)	(2.11)	21.24	19.92	0.76	0.65	1.03	68	22
12-31-2015	22.22	0.20	(0.84)	(0.64)	(0.18)	(1.82)	(2.00)	19.58	(2.80)	0.76	0.65	0.89	63	23
Series NAV
12-31-2019	18.82	0.27	4.37	4.64	(0.25)	(1.82)	(2.07)	21.39	25.72	0.51	0.40	1.28	228	15
12-31-2018	23.00	0.28	(2.60)	(2.32)	(0.27)	(1.59)	(1.86)	18.82	(11.45)	0.51	0.40	1.23	174	15
12-31-2017	21.32	0.24	2.96	3.20	(0.12)	(1.40)	(1.52)	23.00	15.86	0.51	0.40	1.10	198	19 [3,4]
12-31-2016	19.65	0.26	3.57	3.83	(0.25)	(1.91)	(2.16)	21.32	20.17	0.51	0.40	1.30	134	22
12-31-2015	22.29	0.25	(0.84)	(0.59)	(0.23)	(1.82)	(2.05)	19.65	(2.54)	0.51	0.40	1.15	105	23
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes in-kind transactions. 4. Excludes merger activity.
Mid Cap Stock Trust
Series I
12-31-2019	15.79	(0.10)	5.44	5.34	—	(3.06)	(3.06)	18.07	34.53	0.93	0.93	(0.54)	168	64
12-31-2018	17.82	(0.08)	0.15	0.07	—	(2.10)	(2.10)	15.79	(1.56)	0.93	0.92	(0.41)	142	69
12-31-2017	14.16	(0.03)	4.04	4.01	—	(0.35)	(0.35)	17.82	28.54	0.93	0.92	(0.16)	166	71
12-31-2016	15.17	(0.04)	0.16	0.12	—	(1.13)	(1.13)	14.16	0.59	0.90 [3]	0.89 [3]	(0.27)	150	85
12-31-2015	18.61	(0.05)	0.55	0.50	—	(3.94)	(3.94)	15.17	3.00	0.92	0.91	(0.28)	170	78
Series II
12-31-2019	14.83	(0.13)	5.10	4.97	—	(3.06)	(3.06)	16.74	34.25	1.13	1.13	(0.74)	86	64
12-31-2018	16.87	(0.11)	0.17	0.06	—	(2.10)	(2.10)	14.83	(1.71)	1.13	1.12	(0.61)	73	69
12-31-2017	13.45	(0.06)	3.83	3.77	—	(0.35)	(0.35)	16.87	28.26	1.13	1.12	(0.36)	85	71
12-31-2016	14.49	(0.06)	0.15	0.09	—	(1.13)	(1.13)	13.45	0.41	1.10 [3]	1.09 [3]	(0.47)	76	85
12-31-2015	17.99	(0.08)	0.52	0.44	—	(3.94)	(3.94)	14.49	2.75	1.12	1.11	(0.48)	91	78
Series NAV
12-31-2019	16.00	(0.09)	5.52	5.43	—	(3.06)	(3.06)	18.37	34.63	0.88	0.88	(0.49)	535	64
12-31-2018	18.03	(0.07)	0.14	0.07	—	(2.10)	(2.10)	16.00	(1.54)	0.88	0.87	(0.35)	454	69
12-31-2017	14.31	(0.02)	4.09	4.07	—	(0.35)	(0.35)	18.03	28.66	0.88	0.87	(0.12)	501	71
12-31-2016	15.32	(0.03)	0.15	0.12	—	(1.13)	(1.13)	14.31	0.58	0.85 [3]	0.84 [3]	(0.22)	449	85
12-31-2015	18.75	(0.04)	0.55	0.51	—	(3.94)	(3.94)	15.32	3.04	0.87	0.86	(0.23)	506	78
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Value Trust
Series I
12-31-2019	9.47	0.15	1.54	1.69	(0.11)	(1.37)	(1.48)	9.68	19.54	1.05	1.00	1.50	239	33
12-31-2018	11.60	0.09	(1.20)	(1.11)	(0.09)	(0.93)	(1.02)	9.47	(10.84)	1.05	0.99	0.80	241	35
12-31-2017	11.62	0.11	1.10	1.21	(0.11)	(1.12)	(1.23)	11.60	11.43	1.04	0.99	0.96	312	32
12-31-2016	10.72	0.12	2.35	2.47	(0.13)	(1.44)	(1.57)	11.62	24.02	1.02 [3]	0.96 [3]	1.03	339	56
12-31-2015	13.96	0.13	(0.68)	(0.55)	(0.14)	(2.55)	(2.69)	10.72	(3.43)	1.04	0.98	0.99	276	47
Series II
12-31-2019	9.49	0.13	1.53	1.66	(0.09)	(1.37)	(1.46)	9.69	19.15	1.25	1.20	1.30	50	33
12-31-2018	11.61	0.07	(1.19)	(1.12)	(0.07)	(0.93)	(1.00)	9.49	(10.93)	1.25	1.19	0.60	48	35
12-31-2017	11.63	0.09	1.10	1.19	(0.09)	(1.12)	(1.21)	11.61	11.21	1.24	1.19	0.76	62	32
12-31-2016	10.73	0.09	2.36	2.45	(0.11)	(1.44)	(1.55)	11.63	23.77	1.21 [3]	1.16 [3]	0.83	67	56
12-31-2015	13.97	0.10	(0.67)	(0.57)	(0.12)	(2.55)	(2.67)	10.73	(3.64)	1.24	1.18	0.79	59	47
Series NAV
12-31-2019	9.42	0.15	1.53	1.68	(0.12)	(1.37)	(1.49)	9.61	19.49	1.00	0.95	1.56	381	33
12-31-2018	11.53	0.10	(1.18)	(1.08)	(0.10)	(0.93)	(1.03)	9.42	(10.68)	1.00	0.94	0.86	359	35
12-31-2017	11.56	0.11	1.10	1.21	(0.12)	(1.12)	(1.24)	11.53	11.46	0.99	0.94	0.99	434	32
12-31-2016	10.67	0.12	2.34	2.46	(0.13)	(1.44)	(1.57)	11.56	24.09	0.97 [3]	0.91 [3]	1.09	425	56
12-31-2015	13.91	0.13	(0.67)	(0.54)	(0.15)	(2.55)	(2.70)	10.67	(3.40)	0.99	0.93	1.04	408	47
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.
Mutual Shares Trust
Series I
12-31-2019	5.78	0.25	1.05	1.30	(0.13)	(0.26)	(0.39)	6.69	23.12	1.12	1.11	3.96	153	26
12-31-2018	6.67	0.08	(0.64)	(0.56)	(0.09)	(0.24)	(0.33)	5.78	(8.96)	1.10	1.09	1.25	144	24
12-31-2017	11.74	0.18	0.52	0.70	(0.66)	(5.11)	(5.77)	6.67	8.32	1.10	1.09	1.95	172	20
12-31-2016	11.76	0.28	1.56	1.84	(0.76)	(1.10)	(1.86)	11.74	16.71	1.06	1.05	2.35	173	26
12-31-2015	14.02	0.24	(0.90)	(0.66)	(0.29)	(1.31)	(1.60)	11.76	(4.68)	1.06	1.05	1.74	172	22
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Real Estate Securities Trust
Series I
12-31-2019	18.72	0.42	5.07	5.49	(0.48)	(0.18)	(0.66)	23.55	29.40	0.81	0.81	1.90	73	129
12-31-2018	19.71	0.43	(1.09)	(0.66)	(0.33)	—	(0.33)	18.72	(3.46)	0.81	0.81	2.21	64	164
12-31-2017	18.65	0.40	0.76	1.16	(0.10)	—	(0.10)	19.71	6.24	0.81	0.80	2.08	77	166
12-31-2016	18.08	0.44	0.78	1.22	(0.65)	—	(0.65)	18.65	6.92	0.74 [3]	0.74 [3]	2.32	85	147
12-31-2015	17.95	0.36	0.11	0.47	(0.34)	—	(0.34)	18.08	2.68	0.79	0.79	2.02	90	152
Series II
12-31-2019	18.72	0.38	5.05	5.43	(0.44)	(0.18)	(0.62)	23.53	29.08	1.01	1.01	1.70	40	129
12-31-2018	19.74	0.38	(1.08)	(0.70)	(0.32)	—	(0.32)	18.72	(3.64)	1.01	1.01	2.00	35	164
12-31-2017	18.68	0.36	0.77	1.13	(0.07)	—	(0.07)	19.74	6.06	1.01	1.00	1.88	45	166
12-31-2016	18.11	0.40	0.78	1.18	(0.61)	—	(0.61)	18.68	6.69	0.94 [3]	0.93 [3]	2.11	51	147
12-31-2015	17.97	0.32	0.13	0.45	(0.31)	—	(0.31)	18.11	2.46	0.99	0.99	1.80	55	152
Series NAV
12-31-2019	18.61	0.43	5.04	5.47	(0.49)	(0.18)	(0.67)	23.41	29.47	0.76	0.76	1.96	257	129
12-31-2018	19.59	0.43	(1.08)	(0.65)	(0.33)	—	(0.33)	18.61	(3.43)	0.76	0.76	2.26	204	164
12-31-2017	18.53	0.41	0.76	1.17	(0.11)	—	(0.11)	19.59	6.26	0.76	0.75	2.15	254	166
12-31-2016	17.97	0.45	0.77	1.22	(0.66)	—	(0.66)	18.53	6.96	0.69 [3]	0.69 [3]	2.37	267	147
12-31-2015	17.84	0.38	0.10	0.48	(0.35)	—	(0.35)	17.97	2.80	0.74	0.74	2.12	271	152
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Science & Technology Trust
Series I
12-31-2019	25.80	0.01	9.31	9.32	(0.03)	(5.66)	(5.69)	29.43	38.06	1.13	1.08	0.04	662	87
12-31-2018	29.97	(0.11)	0.68	0.57	—	(4.74)	(4.74)	25.80	(0.61)	1.12	1.08	(0.35)	594	108
12-31-2017	22.48	(0.09)	9.17	9.08	(0.02)	(1.57)	(1.59)	29.97	41.13	1.12	1.08	(0.34)	617	91
12-31-2016	23.78	0.02	1.99	2.01	—	(3.31)	(3.31)	22.48	8.39	1.12 [3]	1.07 [3]	0.09	425	111
12-31-2015	27.08	(0.08)	1.43	1.35	—	(4.65)	(4.65)	23.78	6.69	1.12	1.07	(0.32)	437	118
Series II
12-31-2019	24.58	(0.05)	8.84	8.79	—	(5.66)	(5.66)	27.71	37.74	1.33	1.28	(0.17)	59	87
12-31-2018	28.79	(0.17)	0.70	0.53	—	(4.74)	(4.74)	24.58	(0.78)	1.32	1.28	(0.55)	49	108
12-31-2017	21.68	(0.14)	8.82	8.68	—	(1.57)	(1.57)	28.79	40.81	1.32	1.28	(0.54)	53	91
12-31-2016	23.09	(0.02)	1.92	1.90	—	(3.31)	(3.31)	21.68	8.15	1.32 [3]	1.27 [3]	(0.11)	42	111
12-31-2015	26.48	(0.13)	1.39	1.26	—	(4.65)	(4.65)	23.09	6.49	1.32	1.27	(0.52)	45	118
Series NAV
12-31-2019	26.10	0.03	9.42	9.45	(0.05)	(5.66)	(5.71)	29.84	38.09	1.08	1.03	0.10	89	87
12-31-2018	30.26	(0.10)	0.68	0.58	—	(4.74)	(4.74)	26.10	(0.57)	1.07	1.03	(0.31)	64	108
12-31-2017	22.68	(0.08)	9.26	9.18	(0.03)	(1.57)	(1.60)	30.26	41.21	1.07	1.03	(0.29)	48	91
12-31-2016	23.96	0.03	2.00	2.03	—	(3.31)	(3.31)	22.68	8.41	1.07 [3]	1.02 [3]	0.14	34	111
12-31-2015	27.23	(0.07)	1.45	1.38	—	(4.65)	(4.65)	23.96	6.77	1.07	1.02	(0.27)	29	118
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.
Small Cap Index Trust
Series I
12-31-2019	13.36	0.16	3.01	3.17	(0.15)	(1.44)	(1.59)	14.94	25.04	0.58	0.53	1.11	404	14
12-31-2018	16.09	0.17	(1.78)	(1.61)	(0.15)	(0.97)	(1.12)	13.36	(11.42)	0.58	0.52	1.04	365	24
12-31-2017	14.74	0.15	1.89	2.04	(0.07)	(0.62)	(0.69)	16.09	14.39	0.58	0.52	0.97	416	22
12-31-2016	13.28	0.16	2.51	2.67	(0.15)	(1.06)	(1.21)	14.74	20.98	0.58	0.52	1.18	366	22
12-31-2015	15.40	0.16	(0.87)	(0.71)	(0.15)	(1.26)	(1.41)	13.28	(4.58)	0.58	0.52	1.06	286	19
Series II
12-31-2019	13.29	0.13	2.99	3.12	(0.12)	(1.44)	(1.56)	14.85	24.78	0.78	0.73	0.90	35	14
12-31-2018	16.00	0.13	(1.75)	(1.62)	(0.12)	(0.97)	(1.09)	13.29	(11.55)	0.78	0.72	0.82	32	24
12-31-2017	14.66	0.11	1.89	2.00	(0.04)	(0.62)	(0.66)	16.00	14.18	0.78	0.72	0.75	42	22
12-31-2016	13.22	0.13	2.50	2.63	(0.13)	(1.06)	(1.19)	14.66	20.70	0.78	0.72	0.98	45	22
12-31-2015	15.34	0.13	(0.87)	(0.74)	(0.12)	(1.26)	(1.38)	13.22	(4.79)	0.78	0.72	0.85	40	19
Series NAV
12-31-2019	13.38	0.18	3.00	3.18	(0.16)	(1.44)	(1.60)	14.96	25.07	0.53	0.48	1.19	158	14
12-31-2018	16.10	0.18	(1.77)	(1.59)	(0.16)	(0.97)	(1.13)	13.38	(11.30)	0.53	0.47	1.09	124	24
12-31-2017	14.75	0.16	1.89	2.05	(0.08)	(0.62)	(0.70)	16.10	14.43	0.53	0.47	1.02	137	22
12-31-2016	13.29	0.17	2.51	2.68	(0.16)	(1.06)	(1.22)	14.75	21.01	0.53	0.47	1.23	115	22
12-31-2015	15.42	0.17	(0.88)	(0.71)	(0.16)	(1.26)	(1.42)	13.29	(4.59)	0.53	0.47	1.12	87	19
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Opportunities Trust
Series I
12-31-2019	22.37	0.14	5.29	5.43	(0.11)	(2.17)	(2.28)	25.52	25.54	1.16	0.98	0.58	83	16
12-31-2018	32.01	0.11	(3.10)	(2.99)	(0.14)	(6.51)	(6.65)	22.37	(13.84)	1.14	0.96	0.36	74	23
12-31-2017	31.06	0.09	3.08	3.17	(0.13)	(2.09)	(2.22)	32.01	11.07	1.10	1.02	0.29	97	41
12-31-2016	28.76	0.12	5.16	5.28	(0.14)	(2.84)	(2.98)	31.06	19.47	1.08 [3]	0.99 [3]	0.43	99	32
12-31-2015	31.56	0.12	(1.75)	(1.63)	(0.03)	(1.14)	(1.17)	28.76	(5.17)	1.10	1.00	0.39	94	25
Series II
12-31-2019	21.91	0.09	5.18	5.27	(0.05)	(2.17)	(2.22)	24.96	25.26	1.36	1.18	0.38	31	16
12-31-2018	31.48	0.05	(3.03)	(2.98)	(0.08)	(6.51)	(6.59)	21.91	(14.02)	1.34	1.16	0.16	29	23
12-31-2017	30.58	0.03	3.04	3.07	(0.08)	(2.09)	(2.17)	31.48	10.86	1.30	1.22	0.09	39	41
12-31-2016	28.35	0.07	5.08	5.15	(0.08)	(2.84)	(2.92)	30.58	19.25	1.28 [3]	1.19 [3]	0.23	39	32
12-31-2015	31.16	0.06	(1.73)	(1.67)	—	(1.14)	(1.14)	28.35	(5.34)	1.30	1.20	0.19	39	25
Series NAV
12-31-2019	22.23	0.15	5.25	5.40	(0.12)	(2.17)	(2.29)	25.34	25.60	1.11	0.93	0.62	26	16
12-31-2018	31.85	0.13	(3.09)	(2.96)	(0.15)	(6.51)	(6.66)	22.23	(13.81)	1.09	0.91	0.42	23	23
12-31-2017	30.90	0.11	3.08	3.19	(0.15)	(2.09)	(2.24)	31.85	11.19	1.05	0.97	0.34	29	41
12-31-2016	28.63	0.14	5.13	5.27	(0.16)	(2.84)	(3.00)	30.90	19.51	1.03 [3]	0.94 [3]	0.48	85	32
12-31-2015	31.42	0.14	(1.75)	(1.61)	(0.04)	(1.14)	(1.18)	28.63	(5.12)	1.05	0.95	0.44	86	25
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.
Small Cap Stock Trust
Series I
12-31-2019	9.08	(0.05)	3.21	3.16	—	(3.36)	(3.36)	8.88	38.02	1.13	1.12	(0.51)	98	81
12-31-2018	10.13	(0.06)	(0.33)	(0.39)	—	(0.66)	(0.66)	9.08	(5.19)	1.11	1.10	(0.59)	81	88
12-31-2017	8.01	(0.06)	2.18	2.12	—	—	—	10.13	26.47	1.13	1.12	(0.61)	89	102
12-31-2016	8.61	(0.02)	0.20	0.18	—	(0.78)	(0.78)	8.01	2.29	1.09 [3]	1.08 [3]	(0.28)	79	95
12-31-2015	11.68	(0.05)	(0.87)	(0.92)	—	(2.15)	(2.15)	8.61	(8.85)	1.14	1.13	(0.46)	96	87
Series II
12-31-2019	8.61	(0.07)	3.03	2.96	—	(3.36)	(3.36)	8.21	37.74	1.33	1.32	(0.71)	35	81
12-31-2018	9.66	(0.08)	(0.31)	(0.39)	—	(0.66)	(0.66)	8.61	(5.44)	1.31	1.30	(0.78)	28	88
12-31-2017	7.65	(0.07)	2.08	2.01	—	—	—	9.66	26.27	1.33	1.32	(0.81)	31	102
12-31-2016	8.27	(0.04)	0.20	0.16	—	(0.78)	(0.78)	7.65	2.14	1.29 [3]	1.28 [3]	(0.47)	28	95
12-31-2015	11.33	(0.07)	(0.84)	(0.91)	—	(2.15)	(2.15)	8.27	(9.06)	1.34	1.33	(0.66)	32	87
Series NAV
12-31-2019	9.19	(0.05)	3.26	3.21	—	(3.36)	(3.36)	9.04	38.10	1.08	1.07	(0.46)	186	81
12-31-2018	10.25	(0.06)	(0.34)	(0.40)	—	(0.66)	(0.66)	9.19	(5.22)	1.06	1.05	(0.57)	147	88
12-31-2017	8.09	(0.05)	2.21	2.16	—	—	—	10.25	26.70	1.08	1.07	(0.56)	335	102
12-31-2016	8.69	(0.02)	0.20	0.18	—	(0.78)	(0.78)	8.09	2.27	1.04 [3]	1.03 [3]	(0.22)	267	95
12-31-2015	11.76	(0.04)	(0.88)	(0.92)	—	(2.15)	(2.15)	8.69	(8.78)	1.09	1.08	(0.40)	297	87
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Value Trust
Series I
12-31-2019	15.60	0.13	3.82	3.95	(0.10)	(1.26)	(1.36)	18.19	26.52	1.09	1.08	0.75	218	19
12-31-2018	20.25	0.14	(2.16)	(2.02)	(0.13)	(2.50)	(2.63)	15.60	(12.50)	1.11	1.10	0.69	211	13
12-31-2017	21.51	0.23	0.36	0.59	(0.19)	(1.66)	(1.85)	20.25	3.73	1.13	1.12	1.10	309	19
12-31-2016	20.30	0.14	4.14	4.28	(0.14)	(2.93)	(3.07)	21.51	22.67	1.10 [3]	1.10 [3]	0.69	373	16
12-31-2015	24.61	0.12	(0.62)	(0.50)	(0.10)	(3.71)	(3.81)	20.30	(1.36)	1.12	1.11	0.51	323	22
Series II
12-31-2019	15.50	0.10	3.80	3.90	(0.07)	(1.26)	(1.33)	18.07	26.33	1.29	1.28	0.56	28	19
12-31-2018	20.13	0.10	(2.14)	(2.04)	(0.09)	(2.50)	(2.59)	15.50	(12.66)	1.31	1.30	0.49	25	13
12-31-2017	21.40	0.19	0.35	0.54	(0.15)	(1.66)	(1.81)	20.13	3.50	1.33	1.32	0.89	35	19
12-31-2016	20.21	0.10	4.12	4.22	(0.10)	(2.93)	(3.03)	21.40	22.45	1.30 [3]	1.29 [3]	0.49	41	16
12-31-2015	24.52	0.07	(0.62)	(0.55)	(0.05)	(3.71)	(3.76)	20.21	(1.57)	1.32	1.31	0.30	36	22
Series NAV
12-31-2019	15.54	0.14	3.81	3.95	(0.11)	(1.26)	(1.37)	18.12	26.62	1.04	1.03	0.81	271	19
12-31-2018	20.18	0.15	(2.15)	(2.00)	(0.14)	(2.50)	(2.64)	15.54	(12.45)	1.06	1.05	0.75	249	13
12-31-2017	21.44	0.23	0.37	0.60	(0.20)	(1.66)	(1.86)	20.18	3.79	1.08	1.07	1.12	312	19
12-31-2016	20.25	0.15	4.12	4.27	(0.15)	(2.93)	(3.08)	21.44	22.68	1.05 [3]	1.05 [3]	0.74	313	16
12-31-2015	24.56	0.13	(0.62)	(0.49)	(0.11)	(3.71)	(3.82)	20.25	(1.31)	1.07	1.06	0.56	292	22
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.
Small Company Value Trust
Series I
12-31-2019	16.62	0.04	3.25	3.29	(0.17)	(9.38)	(9.55)	10.36	25.53	1.19	1.13	0.25	56	30
12-31-2018	20.86	0.15	(2.46)	(2.31)	(0.08)	(1.85)	(1.93)	16.62	(12.94)	1.15	1.09	0.74	50	23
12-31-2017	22.06	0.07	2.07	2.14	(0.05)	(3.29)	(3.34)	20.86	11.49	1.15	1.09	0.34	66	19
12-31-2016	19.68	0.17	5.72	5.89	(0.15)	(3.36)	(3.51)	22.06	32.32	1.12 [3]	1.06 [3]	0.83	72	24
12-31-2015	24.72	0.20	(1.61)	(1.41)	(0.30)	(3.33)	(3.63)	19.68	(5.60)	1.13	1.07	0.86	60	35
Series II
12-31-2019	16.25	0.01	3.15	3.16	(0.13)	(9.38)	(9.51)	9.90	25.22	1.39	1.33	0.05	45	30
12-31-2018	20.43	0.11	(2.40)	(2.29)	(0.04)	(1.85)	(1.89)	16.25	(13.09)	1.35	1.29	0.54	41	23
12-31-2017	21.71	0.03	2.02	2.05	(0.04)	(3.29)	(3.33)	20.43	11.26	1.35	1.29	0.14	55	19
12-31-2016	19.42	0.13	5.63	5.76	(0.11)	(3.36)	(3.47)	21.71	32.05	1.32 [3]	1.26 [3]	0.63	58	24
12-31-2015	24.40	0.15	(1.58)	(1.43)	(0.22)	(3.33)	(3.55)	19.42	(5.79)	1.33	1.27	0.66	49	35
Series NAV
12-31-2019	16.57	0.04	3.25	3.29	(0.18)	(9.38)	(9.56)	10.30	25.65	1.14	1.08	0.30	46	30
12-31-2018	20.81	0.08	(2.38)	(2.30)	(0.09)	(1.85)	(1.94)	16.57	(12.93)	1.10	1.04	0.40	36	23
12-31-2017	22.00	0.08	2.07	2.15	(0.05)	(3.29)	(3.34)	20.81	11.58	1.10	1.04	0.39	178	19
12-31-2016	19.64	0.17	5.71	5.88	(0.16)	(3.36)	(3.52)	22.00	32.33	1.07 [3]	1.01 [3]	0.86	156	24
12-31-2015	24.69	0.21	(1.60)	(1.39)	(0.33)	(3.33)	(3.66)	19.64	(5.51)	1.08	1.02	0.91	187	35
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.
Strategic Equity Allocation Trust
Series NAV
12-31-2019	17.13	0.38	4.13	4.51	(0.36)	(0.98)	(1.34)	20.30	27.15	0.66	0.53	1.95	9,774	4
12-31-2018	19.88	0.36	(1.92)	(1.56)	(0.33)	(0.86)	(1.19)	17.13	(8.52)	0.66	0.53	1.83	9,327	5
12-31-2017	16.86	0.32	3.31	3.63	(0.34)	(0.27)	(0.61)	19.88	21.77	0.66	0.54	1.72	11,485	5
12-31-2016	16.09	0.32	1.08	1.40	(0.29)	(0.34)	(0.63)	16.86	8.81	0.67	0.53	1.96	11,117	18
12-31-2015	17.14	0.31	(0.39)	(0.08)	(0.32)	(0.65)	(0.97)	16.09	(0.35)	0.67	0.53	1.83	9,945	7
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Total Stock Market Index Trust
Series I
12-31-2019	20.22	0.38	5.42	5.80	(0.37)	(1.61)	(1.98)	24.04	29.63	0.58	0.50	1.67	530	3
12-31-2018	22.39	0.39	(1.55)	(1.16)	(0.27)	(0.74)	(1.01)	20.22	(5.70)	0.58	0.50	1.72	488	2
12-31-2017	19.21	0.31	3.58	3.89	(0.28)	(0.43)	(0.71)	22.39	20.59	0.57	0.53	1.48	584	6 [3]
12-31-2016	17.61	0.29	1.87	2.16	(0.26)	(0.30)	(0.56)	19.21	12.38	0.57	0.57	1.61	473	3
12-31-2015	18.53	0.26	(0.40)	(0.14)	(0.24)	(0.54)	(0.78)	17.61	(0.64)	0.57	0.56	1.41	440	4
Series II
12-31-2019	20.14	0.34	5.39	5.73	(0.32)	(1.61)	(1.93)	23.94	29.40	0.78	0.70	1.48	42	3
12-31-2018	22.31	0.35	(1.56)	(1.21)	(0.22)	(0.74)	(0.96)	20.14	(5.92)	0.78	0.70	1.52	37	2
12-31-2017	19.15	0.27	3.56	3.83	(0.24)	(0.43)	(0.67)	22.31	20.33	0.77	0.73	1.28	45	6 [3]
12-31-2016	17.56	0.25	1.87	2.12	(0.23)	(0.30)	(0.53)	19.15	12.15	0.77	0.77	1.41	36	3
12-31-2015	18.48	0.22	(0.40)	(0.18)	(0.20)	(0.54)	(0.74)	17.56	(0.83)	0.77	0.76	1.20	35	4
Series NAV
12-31-2019	20.21	0.40	5.41	5.81	(0.38)	(1.61)	(1.99)	24.03	29.70	0.53	0.45	1.74	185	3
12-31-2018	22.38	0.40	(1.55)	(1.15)	(0.28)	(0.74)	(1.02)	20.21	(5.66)	0.53	0.45	1.77	137	2
12-31-2017	19.20	0.32	3.58	3.90	(0.29)	(0.43)	(0.72)	22.38	20.65	0.52	0.48	1.53	165	6 [3]
12-31-2016	17.61	0.30	1.86	2.16	(0.27)	(0.30)	(0.57)	19.20	12.38	0.52	0.52	1.67	132	3
12-31-2015	18.52	0.27	(0.39)	(0.12)	(0.25)	(0.54)	(0.79)	17.61	(0.53)	0.52	0.51	1.46	99	4
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
Notes to financial statements

1.  Organization
John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the portfolios), thirty-seven of which are presented in this report.
American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust and American International Trust (collectively, the JHVIT Feeder Funds), Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio (collectively, the Lifestyle Portfolios) operate as "funds of funds,", investing in shares of mutual funds (underlying funds). The accounting policies of the underlying funds in which the Lifestyle Portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds' shareholder reports are also available without charge by calling 800-344-1029 or visiting jhannuities.com. The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The underlying funds are not covered by this report.
The portfolios may offer multiple classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by each portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Variable Trust Advisers LLC (the Advisor) and Manulife Financial Corporation (MFC) except in the case of the Emerging Markets Value Trust, International Equity Index Trust, Financial Industries Trust and Fundamental All Cap Core Trust. Series NAV of Emerging Markets Value Trust and International Equity Index Trust and Series II of Financial Industries Trust and Fundamental All Cap Core Trust are also offered to variable insurance products of external insurance companies. Prior to June 28, 2019, the Advisor was known as John Hancock Investment Management Services, LLC. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.
2.  Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations typically are valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mid-price of the last quoted bid and ask prices from the primary exchange where the option trades. Unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios' Pricing Committee, following procedures established by the Board of Trustees. The portfolios' use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or

Significant accounting policies, continued

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of December 31, 2019, by major security category or type:
	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
500 Index Trust
Investments in securities:
Assets
Common stocks	$5,918,945,115	$5,918,945,115	—	—
Short-term investments	228,530,282	35,112,410	$193,417,872	—
Total investments in securities	$6,147,475,397	$5,954,057,525	$193,417,872	—
Derivatives:
Assets
Futures	$2,917,519	$2,917,519	—	—

American Asset Allocation Trust
Investments in securities:
Assets
Investment companies	$1,395,265,168	$1,395,265,168	—	—
Total investments in securities	$1,395,265,168	$1,395,265,168	—	—

American Global Growth Trust
Investments in securities:
Assets
Investment companies	$218,654,823	$218,654,823	—	—
Total investments in securities	$218,654,823	$218,654,823	—	—

American Growth Trust
Investments in securities:
Assets
Investment companies	$857,237,257	$857,237,257	—	—
Total investments in securities	$857,237,257	$857,237,257	—	—

American Growth-Income Trust
Investments in securities:
Assets
Investment companies	$1,008,936,857	$1,008,936,857	—	—
Total investments in securities	$1,008,936,857	$1,008,936,857	—	—

American International Trust
Investments in securities:
Assets
Investment companies	$484,295,374	$484,295,374	—	—
Total investments in securities	$484,295,374	$484,295,374	—	—

Blue Chip Growth Trust
Investments in securities:
Assets
Common stocks
Communication services	$388,286,775	$338,458,210	$49,828,565	—
Consumer discretionary	452,406,066	452,406,066	—	—
Consumer staples	259,642	259,642	—	—
Energy	6,623,392	6,623,392	—	—
Financials	94,877,203	94,877,203	—	—

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Blue Chip Growth Trust (continued)
Health care	$337,778,208	$337,778,208	—	—
Industrials	132,941,289	132,941,289	—	—
Information technology	722,694,628	722,694,628	—	—
Materials	14,676,845	14,676,845	—	—
Real estate	117,208	117,208	—	—
Utilities	5,678,794	5,678,794	—	—
Short-term investments	29,297,223	29,297,223	—	—
Total investments in securities	$2,185,637,273	$2,135,808,708	$49,828,565	—

Capital Appreciation Trust
Investments in securities:
Assets
Common stocks
Communication services	$73,453,382	$73,453,382	—	—
Consumer discretionary	120,006,463	101,851,488	$18,154,975	—
Consumer staples	21,847,461	21,847,461	—	—
Financials	11,744,841	11,744,841	—	—
Health care	60,417,546	60,417,546	—	—
Industrials	30,889,242	18,123,366	12,765,876	—
Information technology	219,186,580	212,204,389	6,982,191	—
Short-term investments	17,395,581	17,395,581	—	—
Total investments in securities	$554,941,096	$517,038,054	$37,903,042	—

Capital Appreciation Value Trust
Investments in securities:
Assets
Common stocks
Communication services	$16,405,964	$16,405,964	—	—
Consumer discretionary	22,863,853	22,863,853	—	—
Consumer staples	4,672,327	4,672,327	—	—
Energy	1,129,653	1,129,653	—	—
Financials	24,065,061	24,065,061	—	—
Health care	59,904,966	51,739,001	$8,165,965	—
Industrials	36,237,422	36,237,422	—	—
Information technology	70,992,601	70,992,601	—	—
Real estate	459,640	459,640	—	—
Utilities	26,370,554	26,370,554	—	—
Preferred securities
Financials	7,375,310	7,375,310	—	—
Health care	6,683,216	6,683,216	—	—
Industrials	1,053,215	—	1,053,215	—
Utilities	7,012,372	7,012,372	—	—
Corporate bonds	63,627,118	—	63,627,118	—
Term loans	15,270,908	—	15,270,908	—
Asset backed securities	1,570,278	—	1,570,278	—
Short-term investments	60,419,514	57,477,514	2,942,000	—
Total investments in securities	$426,113,972	$333,484,488	$92,629,484	—
Derivatives:
Liabilities
Written options	$(4,394,429)	—	$(4,394,429)	—

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Emerging Markets Value Trust
Investments in securities:
Assets
Common stocks
Australia	$57,691	—	$57,691	—
Brazil	13,569,405	$262,162	13,307,243	—
Chile	2,395,586	—	2,395,586	—
China	37,149,648	2,807,437	34,278,684	$63,527
Colombia	665,950	665,950	—	—
Czech Republic	482,155	—	482,155	—
Greece	744,548	—	744,548	—
Hong Kong	16,774,791	741,875	15,980,387	52,529
Hungary	840,998	—	840,998	—
India	28,540,514	622,568	27,911,411	6,535
Indonesia	5,016,001	—	4,972,716	43,285
Malaysia	5,608,345	—	5,608,345	—
Mexico	6,967,516	6,967,516	—	—
Philippines	3,632,900	—	3,631,606	1,294
Poland	1,938,050	—	1,938,050	—
Russia	5,394,937	—	5,394,937	—
South Africa	14,245,918	1,373,262	12,859,586	13,070
South Korea	33,972,067	5,456,913	28,515,141	13
Spain	382,655	382,655	—	—
Taiwan	37,486,736	375,028	37,111,708	—
Thailand	6,765,163	—	6,765,163	—
Turkey	1,922,320	—	1,921,449	871
Ukraine	117,061	—	117,061	—
United States	101,828	—	101,828	—
Preferred securities
Brazil	5,925,347	—	5,925,347	—
Colombia	237,927	237,927	—	—
Panama	22,853	22,853	—	—
South Korea	17,843	—	17,843	—
Rights	3,727	—	3,727	—
Short-term investments	2,739,712	2,739,712	—	—
Total investments in securities	$233,720,192	$22,655,858	$210,883,210	$181,124
Derivatives:
Assets
Futures	$40,591	$40,591	—	—

Equity Income Trust
Investments in securities:
Assets
Common stocks
Communication services	$103,358,163	$96,796,102	$6,562,061	—
Consumer discretionary	41,106,144	41,106,144	—	—
Consumer staples	134,672,435	134,672,435	—	—
Energy	148,223,800	107,241,952	40,981,848	—
Financials	397,092,771	397,092,771	—	—
Health care	212,329,677	206,232,951	6,096,726	—
Industrials	201,957,962	201,957,962	—	—
Information technology	136,112,766	136,112,766	—	—
Materials	75,201,031	72,606,164	2,594,867	—
Real estate	59,337,159	59,337,159	—	—
Utilities	119,358,385	119,358,385	—	—

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Equity Income Trust (continued)
Preferred securities	$36,484,110	$36,484,110	—	—
Convertible bonds	3,601,972	—	$3,601,972	—
Short-term investments	52,780,838	52,780,838	—	—
Total investments in securities	$1,721,617,213	$1,661,779,739	$59,837,474	—

Financial Industries Trust
Investments in securities:
Assets
Common stocks
Financials
Banks	$70,977,406	$70,877,644	$99,762	—
Capital markets	14,648,156	12,919,507	1,728,649	—
Consumer finance	5,597,469	5,597,469	—	—
Diversified financial services	9,880,448	8,763,246	1,117,202	—
Insurance	26,285,641	26,285,641	—	—
Thrifts and mortgage finance	2,284,240	2,284,240	—	—
Information technology
IT services	12,199,600	9,565,649	2,633,951	—
Real estate
Equity real estate investment trusts	9,662,181	8,495,696	1,166,485	—
Real estate management and development	1,006,365	—	1,006,365	—
Convertible bonds	936,236	—	936,236	—
Short-term investments	6,677,965	2,126,965	4,551,000	—
Total investments in securities	$160,155,707	$146,916,057	$13,239,650	—
Derivatives:
Assets
Forward foreign currency contracts	$121,017	—	$121,017	—
Liabilities
Forward foreign currency contracts	(193,649)	—	(193,649)	—

Fundamental All Cap Core Trust
Investments in securities:
Assets
Common stocks
Communication services	$316,836,070	$316,836,070	—	—
Consumer discretionary	396,898,029	383,605,775	$13,292,254	—
Consumer staples	91,919,430	91,919,430	—	—
Energy	117,903,634	117,903,634	—	—
Financials	354,548,670	354,548,670	—	—
Health care	104,023,334	104,023,334	—	—
Industrials	132,112,459	132,112,459	—	—
Information technology	276,438,948	255,712,197	20,726,751	—
Real estate	65,072,213	65,072,213	—	—
Short-term investments	12,476,000	—	12,476,000	—
Total investments in securities	$1,868,228,787	$1,821,733,782	$46,495,005	—

Fundamental Large Cap Value Trust
Investments in securities:
Assets
Common stocks
Communication services	$50,221,912	$50,221,912	—	—
Consumer discretionary	45,508,973	45,508,973	—	—
Consumer staples	49,674,499	21,128,320	$28,546,179	—

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Fundamental Large Cap Value Trust (continued)
Energy	$58,552,611	$58,552,611	—	—
Financials	187,528,140	187,528,140	—	—
Health care	104,031,416	104,031,416	—	—
Industrials	63,342,233	63,342,233	—	—
Information technology	96,897,696	89,401,269	$7,496,427	—
Materials	7,914,121	7,914,121	—	—
Short-term investments	3,145,000	—	3,145,000	—
Total investments in securities	$666,816,601	$627,628,995	$39,187,606	—

Global Trust
Investments in securities:
Assets
Common stocks
Canada	$4,433,926	$4,433,926	—	—
China	6,034,863	3,375,403	$2,659,460	—
Denmark	1,832,390	—	1,832,390	—
France	16,386,710	—	16,386,710	—
Germany	13,184,896	—	13,184,896	—
Hong Kong	9,242,429	—	9,242,429	—
India	2,417,548	—	2,417,548	—
Ireland	762,803	—	762,803	—
Israel	1,424,528	1,424,528	—	—
Italy	2,647,652	—	2,647,652	—
Japan	18,793,898	—	18,793,898	—
Luxembourg	3,013,868	—	3,013,868	—
Netherlands	8,021,295	—	8,021,295	—
Singapore	4,108,641	—	4,108,641	—
South Korea	7,320,184	2,844,105	4,476,079	—
Spain	1,362,571	—	1,362,571	—
Switzerland	6,608,774	—	6,608,774	—
Thailand	1,994,589	—	1,994,589	—
United Kingdom	15,014,838	—	15,014,838	—
United States	49,307,267	49,307,267	—	—
Short-term investments	14,092,264	5,792,264	8,300,000	—
Total investments in securities	$188,005,934	$67,177,493	$120,828,441	—

Health Sciences Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$269,985	—	—	$269,985
Health care	268,204,241	$249,250,171	$18,549,996	404,074
Industrials	1,040,112	1,040,112	—	—
Preferred securities
Consumer discretionary	602,876	—	—	602,876
Health care	1,805,135	653,814	1,151,321	—
Information technology	404,621	—	—	404,621
Rights	162,528	162,528	—	—
Short-term investments	1,149,004	1,149,004	—	—
Total investments in securities	$273,638,502	$252,255,629	$19,701,317	$1,681,556

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Equity Index Trust
Investments in securities:
Assets
Common stocks
Argentina	$356,054	$356,054	—	—
Australia	39,276,250	—	$39,276,250	—
Austria	1,209,147	—	1,209,147	—
Belgium	5,502,184	—	5,502,184	—
Brazil	11,011,965	259,912	10,752,053	—
Canada	56,274,446	55,892,716	381,730	—
Chile	990,973	715,878	275,095	—
China	68,565,579	21,713,610	46,784,170	$67,799
Colombia	358,521	358,521	—	—
Czech Republic	362,048	—	362,048	—
Denmark	10,571,245	—	10,571,245	—
Egypt	266,672	—	266,672	—
Finland	6,453,741	—	6,453,741	—
France	63,568,046	—	63,568,046	—
Germany	45,653,631	—	45,653,631	—
Greece	579,073	—	575,928	3,145
Hong Kong	27,838,810	276,885	27,561,614	311
Hungary	606,075	—	606,075	—
India	18,226,834	2,630,893	15,595,941	—
Indonesia	4,149,810	10,203	4,139,607	—
Ireland	5,323,815	318,292	5,005,523	—
Isle of Man	266,766	—	266,766	—
Israel	2,760,540	792,977	1,967,563	—
Italy	11,940,162	—	11,940,162	—
Japan	135,397,818	—	135,397,818	—
Luxembourg	1,621,086	—	1,621,086	—
Macau	630,073	—	630,073	—
Malaysia	3,864,937	—	3,864,937	—
Mexico	5,118,497	5,118,497	—	—
Netherlands	28,138,982	1,408,641	26,730,341	—
New Zealand	1,350,497	—	1,350,497	—
Norway	3,417,922	—	3,417,922	—
Peru	762,612	762,612	—	—
Philippines	1,976,480	—	1,976,480	—
Poland	1,942,213	—	1,942,213	—
Portugal	801,531	—	801,531	—
Romania	122,742	—	122,742	—
Russia	9,133,008	7,196,539	1,936,469	—
Singapore	7,120,062	—	7,120,062	—
South Africa	10,199,090	—	10,199,090	—
South Korea	25,338,545	195,374	25,143,171	—
Spain	16,238,810	91,408	16,147,402	—
Sweden	14,366,124	—	14,366,124	—
Switzerland	54,706,800	—	54,706,800	—
Taiwan	25,205,483	—	25,205,483	—
Thailand	5,814,996	—	5,814,996	—
Turkey	1,116,981	—	1,116,981	—
United Arab Emirates	104,753	—	104,753	—
United Kingdom	83,627,406	—	83,627,406	—
United States	755,463	412,391	343,072	—
Preferred securities	10,102,846	—	10,102,846	—
Rights	28,564	26,897	1,667	—
Warrants	985	—	985	—

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Equity Index Trust (continued)
Short-term investments	$29,101,375	$29,101,375	—	—
Total investments in securities	$860,219,068	$127,639,675	$732,508,138	$71,255
Derivatives:
Assets
Futures	$542,479	$542,479	—	—
Liabilities
Futures	(1,590)	(1,590)	—	—

International Small Company Trust
Investments in securities:
Assets
Common stocks
Australia	$6,828,057	$62,643	$6,760,363	$5,051
Austria	1,772,096	—	1,772,096	—
Belgium	1,774,685	—	1,774,685	—
Bermuda	157,297	—	157,297	—
Canada	10,244,138	10,243,849	—	289
China	106,351	—	106,351	—
Colombia	16,603	16,603	—	—
Denmark	2,190,682	—	2,190,682	—
Finland	2,766,361	—	2,766,361	—
France	5,014,973	—	5,014,973	—
Gabon	3,009	—	3,009	—
Georgia	84,270	—	84,270	—
Germany	7,000,696	—	7,000,696	—
Gibraltar	26,728	—	26,728	—
Greece	68	—	—	68
Guernsey, Channel Islands	3,539	—	3,539	—
Hong Kong	2,604,763	—	2,566,073	38,690
Ireland	552,845	—	552,845	—
Isle of Man	83,428	—	83,428	—
Israel	1,330,924	2,599	1,328,325	—
Italy	4,823,052	—	4,823,052	—
Japan	27,499,782	—	27,499,782	—
Jersey, Channel Islands	171,341	—	171,341	—
Liechtenstein	54,267	—	54,267	—
Luxembourg	374,588	—	374,588	—
Macau	18,043	—	18,043	—
Malaysia	53,757	—	53,757	—
Malta	50,637	—	50,637	—
Monaco	77,715	60,128	17,587	—
Mongolia	2,895	—	2,895	—
Netherlands	3,458,426	—	3,458,426	—
New Zealand	816,020	—	816,020	—
Norway	1,153,486	—	1,153,486	—
Peru	40,074	—	40,074	—
Portugal	452,466	—	452,466	—
Russia	55,706	—	55,706	—
Singapore	1,447,689	—	1,415,845	31,844
South Africa	10,282	—	10,282	—
Spain	2,201,201	—	2,201,201	—
Sweden	3,822,610	—	3,822,610	—
Switzerland	6,150,103	—	6,150,103	—
United Kingdom	18,195,972	—	18,191,460	4,512
United States	490,177	242,998	247,179	—

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Small Company Trust (continued)
Preferred securities	$295,083	—	$295,083	—
Rights	7,464	—	67	$7,397
Short-term investments	7,757,392	$7,757,392	—	—
Total investments in securities	$122,041,741	$18,386,212	$103,567,678	$87,851
Derivatives:
Assets
Futures	$1,515	$1,515	—	—

International Value Trust
Investments in securities:
Assets
Common stocks
Canada	$12,259,764	$12,259,764	—	—
China	12,007,975	4,418,944	$7,589,031	—
Denmark	3,213,175	—	3,213,175	—
France	30,042,341	—	30,042,341	—
Germany	17,483,486	—	17,483,486	—
Hong Kong	21,365,111	—	21,365,111	—
Ireland	3,652,703	—	3,652,703	—
Italy	6,137,970	—	6,137,970	—
Japan	50,002,104	—	50,002,104	—
Luxembourg	6,729,100	—	6,729,100	—
Netherlands	27,836,156	6,324,822	21,511,334	—
Norway	4,921,696	—	4,921,696	—
Portugal	3,667,922	—	3,667,922	—
Singapore	2,945,613	—	2,945,613	—
South Korea	33,825,268	9,397,237	24,428,031	—
Switzerland	7,009,171	—	7,009,171	—
Taiwan	7,570,396	—	7,570,396	—
Thailand	1,809,425	—	1,809,425	—
United Kingdom	34,906,499	—	34,906,499	—
Short-term investments	15,601,558	301,558	15,300,000	—
Total investments in securities	$302,987,433	$32,702,325	$270,285,108	—

Lifestyle Aggressive Portfolio
Investments in securities:
Assets
Affiliated investment companies	$30,233,735	$30,233,735	—	—
Unaffiliated investment companies	6,424,884	6,424,884	—	—
Short-term investments	253,615	253,615	—	—
Total investments in securities	$36,912,234	$36,912,234	—	—

Lifestyle Balanced Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,010,894,942	$1,010,894,942	—	—
Total investments in securities	$1,010,894,942	$1,010,894,942	—	—

Lifestyle Conservative Portfolio
Investments in securities:
Assets
Affiliated investment companies	$186,419,671	$186,419,671	—	—

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Lifestyle Conservative Portfolio (continued)
Short-term investments	$740	$740	—	—
Total investments in securities	$186,420,411	$186,420,411	—	—

Lifestyle Growth Portfolio
Investments in securities:
Assets
Affiliated investment companies	$6,205,712,365	$6,205,712,365	—	—
Total investments in securities	$6,205,712,365	$6,205,712,365	—	—

Lifestyle Moderate Portfolio
Investments in securities:
Assets
Affiliated investment companies	$311,511,647	$311,511,647	—	—
Short-term investments	16	16	—	—
Total investments in securities	$311,511,663	$311,511,663	—	—

Mid Cap Index Trust
Investments in securities:
Assets
Common stocks	$1,329,598,469	$1,329,598,469	—	—
Short-term investments	69,110,625	49,737,656	$19,372,969	—
Total investments in securities	$1,398,709,094	$1,379,336,125	$19,372,969	—
Derivatives:
Assets
Futures	$257,588	$257,588	—	—

Mid Cap Stock Trust
Investments in securities:
Assets
Common stocks
Communication services	$56,069,369	$56,025,548	$43,821	—
Consumer discretionary	168,345,370	167,822,398	—	$522,972
Consumer staples	7,919,320	7,919,320	—	—
Financials	8,981,503	8,981,503	—	—
Health care	175,953,127	165,745,251	10,207,876	—
Industrials	92,423,360	92,423,360	—	—
Information technology	233,541,995	229,898,938	—	3,643,057
Preferred securities	19,348,045	—	—	19,348,045
Short-term investments	101,202,767	76,002,767	25,200,000	—
Total investments in securities	$863,784,856	$804,819,085	$35,451,697	$23,514,074

Mid Value Trust
Investments in securities:
Assets
Common stocks
Communication services	$30,289,265	$30,289,265	—	—
Consumer discretionary	32,043,721	32,043,721	—	—
Consumer staples	50,220,575	45,029,104	$5,191,471	—
Energy	81,718,379	79,401,382	2,316,997	—
Financials	124,727,762	118,760,106	5,967,656	—
Health care	100,810,975	98,083,851	2,727,124	—

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Mid Value Trust (continued)
Industrials	$61,259,150	$58,733,540	$2,525,610	—
Information technology	24,082,231	24,082,231	—	—
Materials	68,583,617	63,785,645	4,797,972	—
Real estate	41,503,747	41,503,747	—	—
Utilities	23,520,621	23,520,621	—	—
Preferred securities	1,867,755	1,867,755	—	—
Short-term investments	91,878,541	91,878,541	—	—
Total investments in securities	$732,506,339	$708,979,509	$23,526,830	—

Mutual Shares Trust
Investments in securities:
Assets
Common stocks
Communication services	$15,439,747	$13,682,651	$1,757,096	—
Consumer discretionary	8,389,375	8,389,375	—	—
Consumer staples	14,845,294	12,156,809	2,688,485	—
Energy	14,436,348	10,786,851	3,649,497	—
Financials	34,476,059	34,476,059	—	—
Health care	20,999,882	17,522,346	3,477,536	—
Industrials	11,092,237	8,213,386	2,878,851	—
Information technology	16,925,389	13,869,572	3,055,817	—
Materials	2,548,494	2,548,494	—	—
Real estate	2,357,405	2,357,405	—	—
Utilities	244,752	244,752	—	—
Corporate bonds	3,127,203	—	3,127,203	—
Rights	29,417	29,417	—	—
Escrow certificates	11,597	—	—	$11,597
Short-term investments	12,328,794	2,900,493	9,428,301	—
Total investments in securities	$157,251,993	$127,177,610	$30,062,786	$11,597
Derivatives:
Liabilities
Forward foreign currency contracts	$(114,210)	—	$(114,210)	—

Real Estate Securities Trust
Investments in securities:
Assets
Common stocks	$369,256,350	$369,256,350	—	—
Short-term investments	1,051,772	1,051,772	—	—
Total investments in securities	$370,308,122	$370,308,122	—	—

Science & Technology Trust
Investments in securities:
Assets
Common stocks
Communication services	$170,511,976	$147,264,982	$23,246,994	—
Consumer discretionary	111,776,638	88,491,299	23,285,339	—
Health care	9,651,345	9,651,345	—	—
Industrials	1,612,224	1,612,224	—	—
Information technology	447,547,702	414,406,309	33,141,393	—
Real estate	577,863	577,863	—	—
Preferred securities	1,512,843	—	—	$1,512,843

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Science & Technology Trust (continued)
Short-term investments	$109,343,430	$90,716,430	$18,627,000	—
Total investments in securities	$852,534,021	$752,720,452	$98,300,726	$1,512,843

Small Cap Index Trust
Investments in securities:
Assets
Common stocks
Communication services	$13,582,108	$13,579,286	—	$2,822
Consumer discretionary	63,101,460	63,078,597	$22,863	—
Consumer staples	17,233,444	17,233,444	—	—
Energy	18,714,229	18,714,229	—	—
Financials	103,402,617	103,400,449	—	2,168
Health care	102,911,367	102,891,362	—	20,005
Industrials	92,281,581	92,281,581	—	—
Information technology	78,553,646	78,553,646	—	—
Materials	22,782,717	22,779,447	—	3,270
Real estate	44,840,723	44,840,723	—	—
Utilities	21,253,291	21,253,291	—	—
Preferred securities	38,422	38,422	—	—
Rights	22,716	—	—	22,716
Short-term investments	21,842,548	2,861,808	18,980,740	—
Total investments in securities	$600,560,869	$581,506,285	$19,003,603	$50,981
Derivatives:
Assets
Futures	$240,767	$240,767	—	—

Small Cap Opportunities Trust
Investments in securities:
Assets
Common stocks
Communication services	$2,829,512	$2,829,484	—	$28
Consumer discretionary	19,067,889	19,067,889	—	—
Consumer staples	4,859,928	4,859,928	—	—
Energy	8,161,702	8,161,702	—	—
Financials	30,007,538	30,006,152	—	1,386
Health care	17,024,121	17,022,218	—	1,903
Industrials	26,574,038	26,574,038	—	—
Information technology	18,781,805	18,781,805	—	—
Materials	7,837,953	7,837,953	—	—
Real estate	2,264,333	2,264,333	—	—
Utilities	215,702	215,702	—	—
Short-term investments	3,571,572	3,571,572	—	—
Total investments in securities	$141,196,093	$141,192,776	—	$3,317

Small Cap Stock Trust
Investments in securities:
Assets
Common stocks
Communication services	$4,110,853	$4,110,853	—	—
Consumer discretionary	56,500,345	56,500,345	—	—
Consumer staples	6,424,240	6,424,240	—	—
Energy	1,848,045	1,848,045	—	—
Financials	19,732,387	19,732,387	—	—

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Small Cap Stock Trust (continued)
Health care	$93,378,049	$93,378,049	—	—
Industrials	50,572,775	50,572,775	—	—
Information technology	52,148,634	51,022,854	—	$1,125,780
Materials	9,905,498	9,905,498	—	—
Real estate	13,789,883	13,789,883	—	—
Preferred securities	2,630,819	—	—	2,630,819
Short-term investments	39,186,924	29,586,924	$9,600,000	—
Total investments in securities	$350,228,452	$336,871,853	$9,600,000	$3,756,599

Small Cap Value Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$31,771,578	$31,771,578	—	—
Consumer staples	23,659,519	9,571,165	$14,088,354	—
Energy	34,150,314	34,150,314	—	—
Financials	100,853,632	100,853,632	—	—
Health care	15,566,913	15,566,913	—	—
Industrials	155,965,909	147,782,495	8,183,414	—
Information technology	39,696,692	39,696,692	—	—
Materials	30,948,976	30,948,976	—	—
Real estate	62,912,004	62,912,004	—	—
Utilities	9,534,262	9,534,262	—	—
Short-term investments	26,293,947	13,393,947	12,900,000	—
Total investments in securities	$531,353,746	$496,181,978	$35,171,768	—

Small Company Value Trust
Investments in securities:
Assets
Common stocks	$144,165,802	$144,165,802	—	—
Short-term investments	13,779,567	13,779,567	—	—
Total investments in securities	$157,945,369	$157,945,369	—	—

Strategic Equity Allocation Trust
Investments in securities:
Assets
Common stocks
Communication services	$742,292,236	$581,769,164	$160,520,836	$2,236
Consumer discretionary	1,006,225,297	660,879,464	345,345,833	—
Consumer staples	762,760,796	421,479,864	341,280,932	—
Energy	410,825,557	260,282,672	150,542,885	—
Financials	1,450,742,115	877,099,148	573,641,435	1,532
Health care	1,270,256,539	900,124,751	370,119,055	12,733
Industrials	1,116,979,779	655,493,486	461,486,293	—
Information technology	1,625,164,188	1,419,780,392	205,383,796	—
Materials	418,672,079	199,622,863	219,047,159	2,057
Real estate	372,207,530	263,984,716	108,222,814	—
Utilities	339,125,430	224,046,325	115,079,105	—
Preferred securities
Communication services	27,460	27,460	—	—
Consumer discretionary	10,663,973	—	10,663,973	—
Consumer staples	3,825,423	—	3,825,423	—
Health care	1,582,479	—	1,582,479	—
Materials	718,770	—	718,770	—

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Strategic Equity Allocation Trust (continued)
Rights	$14,094	—	—	$14,094
Short-term investments	437,767,251	$228,993,780	$208,773,471	—
Total investments in securities	$9,969,850,996	$6,693,584,085	$3,276,234,259	$32,652
Derivatives:
Assets
Futures	$1,705,741	$1,705,741	—	—

Total Stock Market Index Trust
Investments in securities:
Assets
Common stocks
Communication services	$74,293,009	$74,292,225	$171	$613
Consumer discretionary	75,864,099	75,859,467	4,603	29
Consumer staples	53,150,811	53,150,811	—	—
Energy	33,900,916	33,900,714	77	125
Financials	100,672,119	100,671,828	—	291
Health care	97,202,501	97,190,473	—	12,028
Industrials	70,703,257	70,703,257	—	—
Information technology	161,206,143	161,206,143	—	—
Materials	17,992,977	17,992,424	—	553
Real estate	28,120,851	28,112,481	—	8,370
Utilities	22,431,034	22,431,034	—	—
Preferred securities	19,941	19,941	—	—
Rights	49,275	47,411	—	1,864
Warrants	489	349	—	140
Short-term investments	38,351,493	15,859,493	22,492,000	—
Total investments in securities	$773,958,915	$751,438,051	$22,496,851	$24,013
Derivatives:
Assets
Futures	$399,352	$399,352	—	—
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3, if any, represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred out of Level 3 since observable market data became available due to the increased market activity of these securities.
Mid Cap Stock Trust	Common stocks	Preferred securities	Total
Balance as of 12-31-18	$3,422,200	$48,334,022	$51,756,222
Realized gain (loss)	230,522	1,291,396	1,521,918
Change in unrealized appreciation (depreciation)	1,050,841	(16,394,359)	(15,343,518)
Purchases	—	—	—
Sales	(442,186)	(2,936,218)	(3,378,404)
Transfers into Level 3	—	—	—
Transfers out of Level 3	(95,348)	(10,946,796)	(11,042,144)
Balance as of 12-31-19	$4,166,029	$19,348,045	$23,514,074
Change in unrealized at period end[1]	$1,325,159	$(8,204,194)	$(6,879,035)

[1]	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Statements of operations.
Small Cap Stock Trust	Common stocks	Preferred securities	Total
Balance as of 12-31-18	$745,823	$2,489,170	$3,234,993
Realized gain (loss)	—	—	—

Significant accounting policies, continued

Small Cap Stock Trust	Common stocks	Preferred securities	Total
Change in unrealized appreciation (depreciation)	$379,957	$141,649	$521,606
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 12-31-19	$1,125,780	$2,630,819	$3,756,599
Change in unrealized at period end[1]	$379,957	$141,649	$521,606

[1]	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Statements of operations.
The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the portfolios' Level 3 securities are outlined in the table below:
Mid Cap Stock Trust	Fair Value at period end	Valuation technique	Significant unobservable inputs	Input/Range*
Common Stocks	$ 3,643,057	Transactions Indicative of Value	Exchange Ratio Discount	0.3574 10%
	$ 522,972	Transactions Indicative of Value	Prior/recent transactions	$18.16
	$ 4,166,029

Preferred Securities	$ 2,578,042	Transactions Indicative of Value and Option Model	Prior/pending transactions OPM - Volatility Discount	$11.60/$19.19 40% 10%
	$ 8,949,399	Market Comparable	EV to revenue multiple Discount	0.99x - 1.53x (weighted average 1.27x) 17.5%
	$ 1,167,815	Transactions Indicative of Value	Prior/recent transactions	$18.16
	$ 6,604,358	Market Comparable	EV to revenue multiple Discount OPM - Volatility	3.05x - 5.53x (weighted average 3.96x) 25% 20% - 45% (weighted average 34.6%)
	$ 48,431	Recovery Value	Expected future value Discount	0.355 55%
	$ 19,348,045

Total	$23,514,074
Small Cap Stock Trust	Fair Value at period end	Valuation technique	Significant unobservable inputs	Input/Range*
Common Stocks	$ 1,125,780	Transactions Indicative of Value	Exchange Ratio Discount	0.3574 10%
Preferred Securities	$ 2,630,819	Market Comparable	EV to revenue multiple Discount OPM - Volatility	3.05x - 3.91x (weighted average 3.57x) 25% 20% - 45% (weighted average 35.2%)
Total	$3,756,599
*A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security’s fair value as a percentage of the total fair value.
A change to unobservable inputs of the portfolios' Level 3 securities as of December 31, 2019, could have resulted in changes to the fair value measurement, as follows:
Significant Unobservable Input	Impact to Valuation if input had increased	Impact to Valuation if input had decreased
Discount	Decrease	Increase
Enterprise value (“EV”) to revenue multiple	Increase	Decrease
Exchange Ratio	Increase	Decrease
Expected future value	Increase	Decrease
Options Pricing Method (OPM) - Volatility	Variable	Variable
Prior/Pending transaction value	Increase	Decrease
Prior/recent transactions	Increase	Decrease
Repurchase agreements. The portfolios may enter into repurchase agreements. When the portfolios enter into a repurchase agreement, they receive collateral that is held in a segregated account by the portfolios' custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolios. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the portfolio for repurchase agreements is disclosed in the Portfolios of investments as part of the caption related to the repurchase agreement.

Significant accounting policies, continued

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Income and capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The portfolios may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the portfolios will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at December 31, 2019:
Portfolio	Market value of securities on loan	Cash collateral received
500 Index Trust	$34,336,403	$35,117,468
Blue Chip Growth Trust	21,752,430	22,226,999
Capital Appreciation Trust	15,660,716	16,003,103
Capital Appreciation Value Trust	9,151,995	9,358,341
Emerging Markets Value Trust	3,198,191	2,733,820
Equity Income Trust	27,215,624	27,944,215
Financial Industries Trust	2,075,732	2,126,991
Global Trust	5,579,322	5,781,061
International Equity Index Trust	23,848,092	25,100,059
International Small Company Trust	7,198,526	7,761,247
International Value Trust	272,997	286,665
Lifestyle Aggressive Portfolio	248,560	253,630
Mid Cap Index Trust	52,118,186	49,735,840
Mid Cap Stock Trust	74,225,336	76,015,613
Mid Value Trust	60,403,209	62,371,771
Mutual Shares Trust	2,816,201	2,900,937
Science & Technology Trust	40,993,951	42,037,508
Small Cap Index Trust	2,729,805	2,823,573
Small Cap Opportunities Trust	2,184,577	2,240,608
Small Cap Stock Trust	28,909,120	29,597,553
Small Cap Value Trust	13,011,407	13,397,185
Small Company Value Trust	10,763,212	11,050,143
Strategic Equity Allocation Trust	221,894,200	229,109,294
Total Stock Market Index Trust	15,506,483	15,862,769

Significant accounting policies, continued

In addition, non-cash collateral of approximately $637,776 and $3,718,391 in the form of U.S. Treasuries were pledged to Emerging Markets Value Trust and Mid Cap Index Trust, respectively. These non-cash collateral cannot be sold or repledged by the portfolios, and accordingly, is not reflected in the portfolios' net assets.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The portfolios may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds, excluding International Equity Index Trust and Real Estate Securities Trust, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. International Equity Index Trust, Real Estate Securities Trust, and other affiliated funds have entered into a separate unsecured $50 million line of credit agreement with BNP Paribas. Subject to the needs of other affiliated funds, International Equity Index Trust and Real Estate Securities Trust can borrow up to the $50 million, subject to asset coverage and other limitations as specified in the agreement.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the year ended December 31, 2019, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended December 31, 2019 were as follows:
Portfolio	Commitment fee
500 Index Trust	$15,536
American Asset Allocation Trust	5,406
American Global Growth Trust	2,605
American Growth Trust	4,080
American Growth-Income Trust	4,442
American International Trust	3,226
Blue Chip Growth Trust	7,222
Capital Appreciation Trust	3,208
Capital Appreciation Value Trust	3,061
Emerging Markets Value Trust	2,499
Equity Income Trust	5,875
Financial Industries Trust	2,505
Fundamental All Cap Core Trust	6,233
Fundamental Large Cap Value Trust	3,659
Global Trust	2,563
Health Sciences Trust	2,799
International Equity Index Trust	9,876
International Small Company Trust	2,377
International Value Trust	2,706
Portfolio	Commitment fee
Lifestyle Aggressive Portfolio	$2,196
Lifestyle Balanced Portfolio	4,462
Lifestyle Conservative Portfolio	2,556
Lifestyle Growth Portfolio	16,770
Lifestyle Moderate Portfolio	2,844
Mid Cap Index Trust	5,470
Mid Cap Stock Trust	3,750
Mid Value Trust	3,696
Mutual Shares Trust	2,477
Real Estate Securities Trust	7,592
Science & Technology Trust	4,091
Small Cap Index Trust	3,494
Small Cap Opportunities Trust	2,439
Small Cap Stock Trust	2,765
Small Cap Value Trust	3,298
Small Company Value Trust	2,420
Strategic Equity Allocation Trust	25,263
Total Stock Market Index Trust	3,905

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Significant accounting policies, continued

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2019, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforward available as of December 31, 2019:
	No Expiration Date
Portfolio	Short Term	Long Term
American Growth Trust	$ —	$12,016,101
Emerging Markets Value Trust	—	41,334,608
International Value Trust	3,154,245	2,651,471
As of December 31, 2019, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on December 31, 2019, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
500 Index Trust	$3,013,697,015	$3,234,640,818	$(97,944,917)	$3,136,695,901
American Asset Allocation Trust	1,088,799,063	306,466,105	—	306,466,105
American Global Growth Trust	182,619,411	36,035,412	—	36,035,412
American Growth Trust	745,184,654	112,052,603	—	112,052,603
American Growth-Income Trust	904,458,529	104,478,328	—	104,478,328
American International Trust	452,900,345	31,395,029	—	31,395,029
Blue Chip Growth Trust	1,413,122,664	777,542,855	(5,028,246)	772,514,609
Capital Appreciation Trust	418,844,001	138,760,104	(2,663,009)	136,097,095
Capital Appreciation Value Trust	361,403,890	63,429,762	(3,114,109)	60,315,653
Emerging Markets Value Trust	240,943,210	32,667,548	(39,849,975)	(7,182,427)
Equity Income Trust	1,394,303,711	377,347,858	(50,034,356)	327,313,502
Financial Industries Trust	131,745,093	29,686,946	(1,348,964)	28,337,982
Fundamental All Cap Core Trust	1,303,788,507	578,430,042	(13,989,762)	564,440,280
Fundamental Large Cap Value Trust	485,530,679	187,556,756	(6,270,834)	181,285,922
Global Trust	189,594,832	17,000,745	(18,589,643)	(1,588,898)
Health Sciences Trust	196,698,238	83,320,486	(6,380,222)	76,940,264
International Equity Index Trust	673,856,202	255,779,269	(68,875,514)	186,903,755
International Small Company Trust	122,042,643	24,852,984	(24,852,371)	613
International Value Trust	304,543,504	16,693,366	(18,249,437)	(1,556,071)
Lifestyle Aggressive Portfolio	33,213,136	3,739,140	(40,042)	3,699,098
Lifestyle Balanced Portfolio	928,119,267	82,775,675	—	82,775,675
Lifestyle Conservative Portfolio	183,039,867	3,380,544	—	3,380,544
Lifestyle Growth Portfolio	5,496,638,821	709,073,544	—	709,073,544
Lifestyle Moderate Portfolio	292,078,625	19,433,038	—	19,433,038
Mid Cap Index Trust	1,176,736,447	302,529,012	(80,298,777)	222,230,235
Mid Cap Stock Trust	710,970,546	172,947,303	(20,132,993)	152,814,310
Mid Value Trust	669,168,316	108,442,209	(45,104,186)	63,338,023
Mutual Shares Trust	137,386,705	26,478,914	(6,727,836)	19,751,078
Real Estate Securities Trust	337,757,123	34,833,186	(2,282,187)	32,550,999
Science & Technology Trust	729,235,729	132,916,861	(9,618,569)	123,298,292
Small Cap Index Trust	472,713,935	185,548,224	(57,460,523)	128,087,701
Small Cap Opportunities Trust	123,850,129	34,667,583	(17,321,619)	17,345,964
Small Cap Stock Trust	309,530,426	48,511,938	(7,813,912)	40,698,026
Small Cap Value Trust	439,904,883	107,703,290	(16,254,427)	91,448,863
Small Company Value Trust	127,837,289	35,140,414	(5,032,334)	30,108,080
Strategic Equity Allocation Trust	5,999,744,294	4,285,206,205	(313,393,762)	3,971,812,443
Total Stock Market Index Trust	395,500,722	406,046,398	(27,188,853)	378,857,545
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended December 31, 2019 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust	$96,888,475	$85,665,072	$182,553,547
American Asset Allocation Trust	17,742,962	148,097,651	165,840,613

Significant accounting policies, continued

Portfolio	Ordinary Income	Long Term Capital Gains	Total
American Global Growth Trust	$1,286,066	$20,670,853	$21,956,919
American Growth Trust	6,601,759	147,026,863	153,628,622
American Growth-Income Trust	14,988,124	116,151,627	131,139,751
American International Trust	4,172,039	33,475,944	37,647,983
Blue Chip Growth Trust	128,721	298,356,748	298,485,469
Capital Appreciation Trust	7,733,829	328,185,143	335,918,972
Capital Appreciation Value Trust	5,091,127	24,909,557	30,000,684
Emerging Markets Value Trust	6,993,986	—	6,993,986
Equity Income Trust	36,380,421	138,991,275	175,371,696
Financial Industries Trust	6,768,647	9,240,370	16,009,017
Fundamental All Cap Core Trust	8,434,551	135,044,167	143,478,718
Fundamental Large Cap Value Trust	7,057,790	10,468,565	17,526,355
Global Trust	3,944,585	6,878,711	10,823,296
Health Sciences Trust	3,408,269	18,660,587	22,068,856
International Equity Index Trust	18,670,872	—	18,670,872
International Small Company Trust	2,398,794	4,486,876	6,885,670
International Value Trust	8,488,164	—	8,488,164
Lifestyle Aggressive Portfolio	502,321	1,963,277	2,465,598
Lifestyle Balanced Portfolio	17,514,873	28,840,051	46,354,924
Lifestyle Conservative Portfolio	3,660,722	3,477,797	7,138,519
Lifestyle Growth Portfolio	98,276,215	277,905,720	376,181,935
Lifestyle Moderate Portfolio	5,592,065	7,274,957	12,867,022
Mid Cap Index Trust	32,031,454	100,265,421	132,296,875
Mid Cap Stock Trust	8,020,497	107,830,374	115,850,871
Mid Value Trust	10,978,031	82,797,813	93,775,844
Mutual Shares Trust	2,939,352	5,919,861	8,859,213
Real Estate Securities Trust	7,499,640	2,838,553	10,338,193
Science & Technology Trust	30,494,290	114,853,819	145,348,109
Small Cap Index Trust	7,018,158	52,685,272	59,703,430
Small Cap Opportunities Trust	4,320,837	7,714,487	12,035,324
Small Cap Stock Trust	10,697,478	76,856,823	87,554,301
Small Cap Value Trust	3,942,438	33,797,798	37,740,236
Small Company Value Trust	2,328,660	71,300,797	73,629,457
Strategic Equity Allocation Trust	177,055,331	475,420,572	652,475,903
Total Stock Market Index Trust	11,536,685	50,998,697	62,535,382
The tax character of distributions for the year ended December 31, 2018 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust	$86,886,832	$67,277,542	$154,164,374
American Asset Allocation Trust	23,024,379	167,308,580	190,332,959
American Global Growth Trust	1,427,324	12,352,045	13,779,369
American Growth Trust	3,166,204	156,177,428	159,343,632
American Growth-Income Trust	14,975,257	124,895,049	139,870,306
American International Trust	13,586,362	19,816,904	33,403,266
Blue Chip Growth Trust	10,959,491	233,238,668	244,198,159
Capital Appreciation Trust	7,812,810	173,646,846	181,459,656
Capital Appreciation Value Trust	14,959,205	21,116,877	36,076,082
Emerging Markets Value Trust	14,132,389	—	14,132,389
Equity Income Trust	37,648,815	204,964,992	242,613,807
Financial Industries Trust	3,975,204	12,422,298	16,397,502
Fundamental All Cap Core Trust	9,166,330	233,895,085	243,061,415
Fundamental Large Cap Value Trust	7,679,029	—	7,679,029
Global Trust	3,875,218	—	3,875,218
Health Sciences Trust	4,828,135	25,116,889	29,945,024
International Equity Index Trust	18,358,624	266,099	18,624,723
International Small Company Trust	1,734,680	—	1,734,680
International Value Trust	14,640,773	—	14,640,773
Lifestyle Aggressive Portfolio	555,811	781,991	1,337,802
Lifestyle Balanced Portfolio	20,657,542	15,239,250	35,896,792

Significant accounting policies, continued

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Lifestyle Conservative Portfolio	$4,272,435	$1,676,134	$5,948,569
Lifestyle Growth Portfolio	124,054,959	81,584,838	205,639,797
Lifestyle Moderate Portfolio	6,548,355	4,401,275	10,949,630
Mid Cap Index Trust	20,055,802	98,992,585	119,048,387
Mid Cap Stock Trust	33,122,969	48,368,769	81,491,738
Mid Value Trust	12,845,565	54,269,469	67,115,034
Mutual Shares Trust	2,134,490	5,769,434	7,903,924
Real Estate Securities Trust	5,652,679	—	5,652,679
Science & Technology Trust	46,117,997	71,412,098	117,530,095
Small Cap Index Trust	10,121,952	32,479,015	42,600,967
Small Cap Opportunities Trust	4,060,611	27,449,507	31,510,118
Small Cap Stock Trust	—	27,301,494	27,301,494
Small Cap Value Trust	6,408,321	69,550,095	75,958,416
Small Company Value Trust	1,772,310	23,316,987	25,089,297
Strategic Equity Allocation Trust	207,484,948	416,888,655	624,373,603
Total Stock Market Index Trust	11,599,484	21,474,143	33,073,627
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
500 Index Trust	$66,081,564	$97,217,674
American Asset Allocation Trust	1,970,684	156,566,934
American Global Growth Trust	141,161	17,424,809
American Growth Trust	727,803	116,373,832
American Growth-Income Trust	1,681,271	127,018,599
American International Trust	460,860	21,485,115
Blue Chip Growth Trust	—	292,637,669
Capital Appreciation Trust	—	65,324,317
Capital Appreciation Value Trust	7,755,242	28,502,194
Emerging Markets Value Trust	2,136,536	—
Equity Income Trust	24,629,769	103,613,928
Financial Industries Trust	1,627,398	11,502,243
Fundamental All Cap Core Trust	4,072,851	55,632,792
Fundamental Large Cap Value Trust	2,870,931	11,684,343
Global Trust	2,908,327	—
Health Sciences Trust	—	30,900,146
International Equity Index Trust	13,079,771	7,413,750
International Small Company Trust	2,176,225	3,321,213
International Value Trust	1,961,813	—
Lifestyle Aggressive Portfolio	87,203	2,467,971
Lifestyle Balanced Portfolio	1,948,130	34,833,848
Lifestyle Conservative Portfolio	406,800	4,676,900
Lifestyle Growth Portfolio	10,870,975	307,941,436
Lifestyle Moderate Portfolio	621,896	9,930,067
Mid Cap Index Trust	10,732,067	118,555,068
Mid Cap Stock Trust	15,904,967	93,694,089
Mid Value Trust	7,576,992	12,540,818
Mutual Shares Trust	4,854,256	2,369,858
Real Estate Securities Trust	21,956,340	21,468,050
Science & Technology Trust	12,052,751	88,045,627
Small Cap Index Trust	5,640,058	37,404,074
Small Cap Opportunities Trust	1,312,307	6,332,485
Small Cap Stock Trust	11,866,498	28,620,784
Small Cap Value Trust	4,791,811	43,285,171
Small Company Value Trust	661,576	8,376,152
Strategic Equity Allocation Trust	117,443,734	640,596,645
Total Stock Market Index Trust	8,079,247	60,829,317

Significant accounting policies, continued

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, derivative transactions, partnerships, amortization and accretion on debt securities, wash sale loss deferrals, characterization of distributions, redemption in-kind, contingent payment debt instruments and investments in passive foreign investment companies.
3.  Derivative instruments
The portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the portfolios may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolios, if any, are held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolios and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolios, if any, for OTC transactions is held in a segregated account at the portfolios' custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. The portfolios' risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolios and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.
Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a portfolio is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the portfolios, if any, are identified in the Portfolios of investments. Subsequent payments, referred to as variation margin, are made or received by a portfolio periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the portfolio. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the portfolios used futures contracts during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
500 Index Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$153.2 million to $181.8 million
Emerging Markets Value Trust	As a substitute for securities purchased.	$1.3 million to $4.1 million
Equity Income Trust	As a substitute for securities purchased.	Up to $3.2 million
International Equity Index Trust	To gain exposure to certain securities and substitute for securities purchased.	$11.3 million to $21.1 million
International Small Company Trust	As a substitute for securities purchased.	$343,000 to $962,000
Mid Cap Index Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$17.8 million to $54.9 million
Small Cap Index Trust	To gain exposure to certain securities and substitute for securities purchased.	$15.8 million to $21.6 million
Strategic Equity Allocation Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$191.5 million to $373.1 million
Total Stock Market Index Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$9.7 million to $24.1 million

Derivative instruments, continued

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the portfolios thereby reducing the portfolios' total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
The following table details how the portfolios used forward foreign currency contracts during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Financial Industries Trust	To manage against anticipated changes in currency exchange rates.	from $9.6 million to $20.9 million
Mutual Shares Trust	To manage against anticipated changes in currency exchange rates and to maintain diversity of the portfolio.	from $8.4 million to $13.6 million
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the portfolios' exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the portfolios' exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When a portfolio purchases an option, the premium paid is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, a portfolio realizes a loss equal to the cost of the option. If a portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a portfolio enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.
The following table details how the portfolios used purchased options contracts during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	Market value range
Capital Appreciation Value Trust	To manage against anticipated changes in securities markets. At December 31, 2019, there were no open purchased options contracts.	Up to $103,000
The following table details how the portfolios used written options contracts during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	Market value range
Capital Appreciation Value Trust	To manage against anticipated changes in securities markets.	$1.4 million to $4.4 million
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2019 by risk category:
Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
500 Index Trust	Equity	Receivable/payable for futures variation margin	Futures [1]	$2,917,519	—
				$2,917,519	—
Capital Appreciation Value Trust	Equity	Written options, at value	Written options	—	$(4,394,429)
				—	$(4,394,429)
Emerging Markets Value Trust	Equity	Receivable/payable for futures variation margin	Futures [1]	$40,591	—
				$40,591	—
Financial Industries Trust	Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$121,017	$(193,649)
				$121,017	$(193,649)
International Equity Index Trust	Equity	Receivable/payable for futures variation margin	Futures [1]	$542,479	$(1,590)
				$542,479	$(1,590)
International Small Company Trust	Equity	Receivable/payable for futures variation margin	Futures [1]	$1,515	—
				$1,515	—

Derivative instruments, continued

Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Mid Cap Index Trust	Equity	Receivable/payable for futures variation margin	Futures [1]	$257,588	—
				$257,588	—
Mutual Shares Trust	Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	—	$(114,210)
				—	$(114,210)
Small Cap Index Trust	Equity	Receivable/payable for futures variation margin	Futures [1]	$240,767	—
				$240,767	—
Strategic Equity Allocation Trust	Equity	Receivable/payable for futures variation margin	Futures [1]	$1,705,741	—
				$1,705,741	—
Total Stock Market Index Trust	Equity	Receivable/payable for futures variation margin	Futures [1]	$399,352	—
				$399,352	—

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in the Portfolios of investments. Only the year end variation margin is separately disclosed on the Statements of assets and liabilities.
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2019:
		Statements of operations location - Net realized gain (loss) on:
Portfolio	Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
500 Index Trust	Equity	—	$31,423,934	—	—	$31,423,934
	Total	—	$31,423,934	—	—	$31,423,934
Capital Appreciation Value Trust	Equity	$84,461	—	—	$1,339,789	$1,424,250
	Total	$84,461	—	—	$1,339,789	$1,424,250
Emerging Markets Value Trust	Equity	—	$291,030	—	—	$291,030
	Total	—	$291,030	—	—	$291,030
Equity Income Trust	Equity	—	$(6,235)	—	—	$(6,235)
	Total	—	$(6,235)	—	—	$(6,235)
Financial Industries Trust	Currency	—	—	$482,173	—	$482,173
	Total	—	—	$482,173	—	$482,173
International Equity Index Trust	Equity	—	$1,321,729	—	—	$1,321,729
	Total	—	$1,321,729	—	—	$1,321,729
International Small Company Trust	Equity	—	$78,990	—	—	$78,990
	Total	—	$78,990	—	—	$78,990
Mid Cap Index Trust	Equity	—	$8,406,935	—	—	$8,406,935
	Total	—	$8,406,935	—	—	$8,406,935
Mutual Shares Trust	Currency	—	—	$337,952	—	$337,952
	Total	—	—	$337,952	—	$337,952
Small Cap Index Trust	Equity	—	$2,666,742	—	—	$2,666,742
	Total	—	$2,666,742	—	—	$2,666,742
Strategic Equity Allocation Trust	Equity	—	$44,705,300	—	—	$44,705,300
	Total	—	$44,705,300	—	—	$44,705,300
Total Stock Market Index Trust	Interest rate	—	$3,278,101	—	—	$3,278,101
	Total	—	$3,278,101	—	—	$3,278,101

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.

Derivative instruments, continued

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2019:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Portfolio	Risk	Futures contracts	Forward foreign currency contracts	Written options	Total
500 Index Trust	Equity	$12,590,681	—	—	$12,590,681
	Total	$12,590,681	—	—	$12,590,681
Capital Appreciation Value Trust	Equity	—	—	$(3,236,860)	$(3,236,860)
	Total	—	—	$(3,236,860)	$(3,236,860)
Emerging Markets Value Trust	Equity	$56,691	—	—	$56,691
	Total	$56,691	—	—	$56,691
Financial Industries Trust	Currency	—	$17,012	—	$17,012
	Total	—	$17,012	—	$17,012
International Equity Index Trust	Equity	$795,669	—	—	$795,669
	Total	$795,669	—	—	$795,669
International Small Company Trust	Equity	$13,274	—	—	$13,274
	Total	$13,274	—	—	$13,274
Mid Cap Index Trust	Equity	$1,249,736	—	—	$1,249,736
	Total	$1,249,736	—	—	$1,249,736
Mutual Shares Trust	Currency	—	$(171,320)	—	$(171,320)
	Total	—	$(171,320)	—	$(171,320)
Small Cap Index Trust	Equity	$711,245	—	—	$711,245
	Total	$711,245	—	—	$711,245
Strategic Equity Allocation Trust	Equity	$15,445,442	—	—	$15,445,442
	Total	$15,445,442	—	—	$15,445,442
Total Stock Market Index Trust	Equity	$904,896	—	—	$904,896
	Total	$904,896	—	—	$904,896
4.  Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
5.  Fees and transactions with affiliates
John Hancock Variable Trust Advisers LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).
Management fee. Under an investment management agreement, the portfolios, with the exception of the JHVIT Feeder Funds, pay a daily management fee to the Advisor based on the net assets of the respective portfolio or aggregate net assets, which include the net assets of the respective portfolio and the net assets of a similar portfolio of John Hancock Funds II (JHF II) unless otherwise noted below. JHF II portfolios are advised by John Hancock Investment Management LLC, an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Investment Management Distributors LLC. Prior to June 28, 2019, John Hancock Investment Management LLC was known as John Hancock Advisers, LLC and John Hancock Investment Management Distributors LLC was known as John Hancock Funds, LLC. The annual rate for each portfolio is as follows:
•   500 Index Trust — a) 0.470% of the first $500 million of average net assets; and b) 0.460% of the excess over $500 million of average net assets.
•   Blue Chip Growth Trust — a) 0.825% of the first $500 million of aggregate net assets; b) 0.800% of aggregate net assets between $500 million and $1 billion; and c) 0.750% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets.
•   Capital Appreciation Trust — a) 0.800% of the first $500 million of aggregate net assets; b) 0.700% of the next $500 million of aggregate net assets; and c) 0.670% of the excess over $1 billion of aggregate net assets. Prior to July 1, 2019, the annual rates were a) 0.850% of the first $300 million of aggregate net assets; b) 0.800% of the next $200 million of aggregate net assets; c) 0.700% of the next $500 million; and d) 0.670% of the excess over $1 billion of aggregate net assets.
•   Capital Appreciation Value Trust— If net aggregate assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets; and b) 0.850% of the excess over $250 million of aggregate net assets. If aggregate net assets equal or exceeds $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets; and b) 0.800% of the excess over $1 billion of aggregate net assets. If aggregate net assets equal or exceeds $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets; and b) 0.800% of the excess over $500 million of aggregate net assets. If aggregate net assets equals or exceeds $3 billion, then the management fee to be paid is 0.800% of aggregate net assets.
•   Emerging Markets Value Trust— a) 1.000% of the first $100 million of aggregate net assets; and b) 0.950% of the excess over $100 million of aggregate net assets.

Fees and transactions with affiliates, continued

•  Equity Income Trust — a) 0.800% of the first $100 million of aggregate net assets; b) 0.775% of the next $100 million of aggregate net assets; c) 0.750% of the next $300 million of aggregate net assets; d) 0.725% of the next $500 million of aggregate net assets; e) 0.725% of the next $500 million of aggregate net assets; and f) 0.700% of the excess over $1.5 billion of aggregate net assets. When aggregate net assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $200 million of aggregate net assets. When aggregate net assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.750% on the first $500 million of aggregate net assets and 0.725% on aggregate net assets over $500 million. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1 billion of aggregate net assets. When aggregate net assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.700% on the first $1.5 billion of aggregate net assets.
•   Financial Industries Trust — a) 0.800% of the first $250 million of aggregate net assets; b) 0.775% of aggregate net assets between $250 million and $500 million; c) 0.750% of aggregate net assets between $500 million and $1 billion; and d) 0.725% of the excess over $1 billion of aggregate net assets.
•   Fundamental All Cap Core Trust— a) 0.675% of the first $2.5 billion of aggregate net assets; and b) 0.650% of the excess over $2.5 billion of aggregate net assets.
•   Fundamental Large Cap Value Trust— a) 0.700% of the first $500 million of average net assets; b) 0.650% of average net assets between $500 million and $1 billion; and c) 0.600% of the excess over $1 billion of average net assets. Prior to July 30, 2019, the portfolio aggregated its net assets with JHF II Fundamental Large Cap Value Fund.
•   Global Trust — a) 0.850% of the first $1 billion of aggregate net assets; and b) 0.800% of the excess over $1 billion of aggregate net assets. Aggregate net assets are the net assets of the portfolio, International Value Trust, Mutual Shares Trust, JHF II International Value Fund and JHF II International Small Cap Fund.
•   Health Sciences Trust — a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of the next $250 million; and c) 0.950% of the excess over $750 million of aggregate net assets. When aggregate net assets exceed $750 million, the advisory fee is 0.950% on all net assets.
•   International Equity Index Trust— a) 0.550% of the first $100 million of average net assets; b) 0.530% of the next $150 million of average net assets; c) 0.520% of the next $250 million of average net assets; and d) 0.510% of the excess over $500 million of average net assets. Prior to July 1, 2019, annual rates were a) 0.550% of the first $100 million of average net assets; and b) 0.530% of the excess over $100 million of average net assets.
•  International Small Company Trust— 0.950% of aggregate net assets.
•   International Value Trust — a) 0.950% of the first $150 million of aggregate net assets; b) 0.850% of the next $150 million; and c) 0.800% of the excess over $300 million of aggregate net assets. However, when aggregate net assets exceed $300 million, then the management fee rate is 0.800% of aggregate net assets. Aggregate net assets are the net assets of the portfolio, Global Trust, Mutual Shares Trust, JHF II International Small Cap Fund and JHF II International Value Fund.
•   Lifestyle Portfolios — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated funds assets) excluding 500 Index Trust, International Equity Index Trust and Total Bond Market Trust, and b) a fee on net assets not invested in affiliated funds (Other assets). The management fee paid on Affiliated fund assets is: a) 0.050% of the first $7.5 billion of aggregate net assets; and b) 0.040% of the excess over $7.5 billion in aggregate net assets. The advisory fee paid on Other assets is as follows: a) 0.500% of the first $7.5 billion of aggregate net assets; and b) 0.490% of the excess over $7.5 billion in aggregate net assets.
•   Mid Cap Index Trust and Small Cap Index Trust— a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.
•   Mid Cap Stock Trust — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of aggregate net assets between $200 million and $500 million; and c) 0.825% of the excess over $500 million of aggregate net assets.
•   Mid Value Trust — a) 1.050% of the first $20 million of aggregate net assets; and b) 0.950% of the excess over $20 million of aggregate net assets. When aggregate net assets exceed $50 million on any day, the management fee for that day is 0.950% of all assets of the portfolio.
•   Mutual Shares Trust — a) 0.960% of the first $750 million of average net assets; and b) 0.920% of the excess over $750 million of average net assets. When aggregate net assets exceed $750 million on any day, the management fee for that day is 0.920% on all net assets.
•   Real Estate Securities Trust— 0.700% of aggregate net assets.
•   Science & Technology Trust — a) 1.050% of the first $500 million of aggregate net assets; and b) 1.000% of the excess over $500 million of aggregate net assets.
•   Small Cap Opportunities Trust— a) 1.000% of the first $500 million of aggregate net assets; b) 0.950% of aggregate net assets between $500 million and $1 billion; c) 0.900% of aggregate net assets between $1 billion and $2 billion; and d) 0.850% of the excess over $2 billion of aggregate net assets. Aggregate net assets are the net assets of the portfolio and the JHF II New Opportunities Fund.
•   Small Cap Stock Trust— a) 1.050% of the first $50 million of aggregate net assets; and b) 1.000% of the excess over $50 million of aggregate net assets.
•   Small Cap Value Trust — a) 1.030% of the first $100 million of aggregate net assets; and b) 0.980% of the excess over $100 million of aggregate net assets.
•   Small Company Value Trust— a) 1.050% of the first $500 million of average net assets; and b) 1.000% of the excess over $500 million of average net assets. Prior to October 18, 2019, the portfolio aggregated its net assets with JHF II Small Company Value Fund.
•   Strategic Equity Allocation Trust— a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of aggregate net assets between $2.5 billion and $7.5 billion; c) 0.625% of aggregate net assets between $7.5 billion and $10 billion; d) 0.600% of aggregate net assets between $10 billion and $15 billion; e) 0.595% of aggregate net assets between $15 billion and $25 billion; and f) 0.590% of the excess over $25 billion of aggregate net assets. Aggregate net assets are the net assets of the portfolio, JHF II Strategic Equity Allocation Fund, JHF II U.S. Strategic Equity Allocation Fund, and JHF II International Strategic Equity Allocation Fund.
•   Total Stock Market Index Trust— a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.
The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. Portfolio management is allocated among the following managers:

Fees and transactions with affiliates, continued

Portfolio	Subadvisor(s)
Science & Technology Trust	Allianz Global Investors U.S. LLC and T. Rowe Price Associates, Inc.
Real Estate Securities Trust	DWS Investment Management Americas, Inc. and RREEF America LLC
Emerging Markets Value Trust International Small Company Trust	Dimensional Fund Advisors LP
Small Cap Opportunities Trust	Dimensional Fund Advisors LP and GW&K Investment Management, LLC
Mutual Shares Trust	Franklin Mutual Advisers, LLC
Capital Appreciation Trust	Jennison Associates LLC
Lifestyle Aggressive Portfolio Lifestyle Balanced Portfolio Lifestyle Conservative Portfolio Lifestyle Growth Portfolio Lifestyle Moderate Portfolio	Manulife Investment Management (US) LLC[1,2]
Financial Industries Trust Fundamental All Cap Core Trust Fundamental Large Cap Value Trust Strategic Equity Allocation Trust	Manulife Investment Management (US) LLC[1,2]
500 Index Trust Mid Cap Index Trust Small Cap Index Trust Total Stock Market Index Trust	Manulife Investment Management (North America) Limited[1,3]
International Equity Index Trust	SSGA Funds Management, Inc.
Blue Chip Growth Trust Capital Appreciation Value Trust Equity Income Trust Health Sciences Trust Mid Value Trust Small Company Value Trust	T. Rowe Price Associates, Inc.
Global Trust	Templeton Global Advisors Limited
International Value Trust	Templeton Investment Counsel, LLC
Mid Cap Stock Trust Small Cap Stock Trust Small Cap Value Trust	Wellington Management Company LLP
1  An affiliate of the Advisor.
2  Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC.
3   Prior to May 7, 2019, Manulife Investment Management (North America) Limited was known as John Hancock Asset Management a division of Manulife Asset Management (North America) Limited.
The portfolios are not responsible for payment of the subadvisory fees.
Expense reimbursements. The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios' business, advisory fees, Rule 12b-1 fees, underlying fund expenses and in the case of a feeder fund, the expenses of the master fund, and short dividends. This expense reduction will continue in effect until terminated by the Advisor.
Portfolio	Expense limitation as a percentage of average net assets
American Asset Allocation Trust	0.10%
American Global Growth Trust	0.10%
American Growth Trust	0.10%
American Growth-Income Trust	0.10%
American International Trust	0.10%
Blue Chip Growth Trust	0.20%
Capital Appreciation Trust	0.20%
Capital Appreciation Value Trust	0.20%
Emerging Markets Value Trust	0.25%
Equity Income Trust	0.20%
Financial Industries Trust	0.20%
Fundamental All Cap Core Trust	0.20%
Fundamental Large Cap Value Trust	0.20%
Global Trust	0.25%
Health Sciences Trust	0.20%
Portfolio	Expense limitation as a percentage of average net assets
International Small Company Trust	0.25%
International Value Trust	0.25%
Mid Cap Index Trust	0.08%
Mid Cap Stock Trust	0.20%
Mid Value Trust	0.20%
Mutual Shares Trust	0.20%
Real Estate Securities Trust	0.20%
Science & Technology Trust	0.20%
Small Cap Index Trust	0.08%
Small Cap Opportunities Trust	0.20%
Small Cap Stock Trust	0.20%
Small Cap Value Trust	0.20%
Small Company Value Trust	0.20%
Strategic Equity Allocation Trust	0.20%
Total Stock Market Index Trust	0.08%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain portfolios of the John Hancock group of funds complex, including certain of the portfolios presented in this report (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to

Fees and transactions with affiliates, continued

the daily net assets of each portfolio. During the year ended December 31, 2019, this waiver amounted to 0.01% of the portfolios’ average net assets. This agreement expires on July 31, 2021, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to limit operating expenses of 500 Index Trust and International Equity Index Trust at 0.25% and 0.34%, respectively. These limits exclude Rule 12b-1 fees, taxes, short dividends, interest expense, acquired fund fees, litigation and indemnification expenses, portfolio brokerage commissions and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business. The Advisor’s obligation to provide the expense cap will remain in effect until April 30, 2020, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at the time.
The Advisor has contractually agreed to reimburse expenses for the Lifestyle Portfolios so that certain other expenses do not exceed 0.04% of average net assets of the Lifestyle Portfolios. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, management fees, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2020, and may terminate at any time thereafter.
The Advisor has contractually agreed to waive its management fee for Global Trust and Small Cap Opportunities Trust so that the amount retained by the Advisor after the payment of subadvisory fees does not exceed 0.45% of the portfolios’ average daily net assets. The expense reimbursements will remain in effect until April 30, 2020, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time and may be terminated at any time thereafter.
The Advisor has contractually agreed to waive its management fee for Mid Cap Index Trust and Small Cap Index Trust by 0.10% and 0.05% of the portfolios’ average net assets, respectively. The expense limitation agreements expire on April 30, 2020, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has voluntarily agreed to reduce its management fee for portfolios that are subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust (the portion of the portfolio’s net assets managed by T. Rowe Price) and Small Company Value Trust. This waiver may be terminated at any time by the Advisor.
The Advisor has voluntarily agreed to waive its management fee for Strategic Equity Allocation Trust so that the amount retained by the Advisor after payment of the sub-advisory fee does not exceed 0.45% of the portfolio’s average net assets. This voluntary management fee waiver may be terminated at any time by the Advisor upon notice to the Trust.
The Advisor has voluntarily agreed to waive its management fee for Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio (after giving effect to asset-based breakpoints) by 0.005% of the portfolios’ average daily net assets. This waiver may be terminated at any time by the Advisor upon notice to the Trust.
The Advisor has voluntarily agreed to waive its management fee for each Lifestyle Portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the Lifestyle Portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Lifestyle Portfolios’ first $7.5 billion of average net assets and 0.49% of the Lifestyle Portfolios’ average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time.
The Advisor has voluntarily agreed to reduce its management fee for portfolios that are subadvised by DWS Investment Management Americas, Inc. The management fee is reduced by the same amount as the subadvisory fee reduction. This waiver impacts Real Estate Securities Trust and may be terminated at any time by the Advisor.
The Advisor has voluntarily agreed to waive its management fee by 0.07% of the portfolio’s average daily net assets of Total Stock Market Index Trust. This waiver may be terminated at any time by the Advisor.
The Adviser has voluntarily agreed to waive its management fee for Science & Technology Trust by 0.05% of the portfolio’s aggregate net assets between and including $250,000,001 and $500,000,000 that are managed by Allianz Global Investors U.S. LLC.
For the year ended December 31, 2019, the waivers under these agreements amounted to:
	Expense reimbursement by class
Portfolio	Series I	Series II	Series III	Series NAV	Total
500 Index Trust	$8,801,188	$182,351	—	$5,013,939	$13,997,478
American Asset Allocation Trust	21,403	71,417	$8,901	—	101,721
American Global Growth Trust	1,721	11,584	2,163	—	15,468
American Growth Trust	10,063	45,164	6,581	—	61,808
American Growth-Income Trust	19,558	38,184	14,806	—	72,548
American International Trust	9,191	22,954	2,703	—	34,848
Blue Chip Growth Trust	110,017	45,537	—	563,805	719,359
Capital Appreciation Trust	13,793	4,638	—	20,717	39,148
Capital Appreciation Value Trust	2,539	111,854	—	45,370	159,763
Emerging Markets Value Trust	449	2,563	—	13,183	16,195
Equity Income Trust	68,912	36,164	—	369,844	474,920
Financial Industries Trust	9,005	1,167	—	1,964	12,136
Fundamental All Cap Core Trust	9,384	3,485	—	116,555	129,424
Fundamental Large Cap Value Trust	41,975	16,929	—	9,227	68,131
Global Trust	60,137	16,164	—	21,054	97,355
Health Sciences Trust	59,309	41,507	—	72,130	172,946
International Equity Index Trust	979,590	41,239	—	1,052,786	2,073,615
International Small Company Trust	1,957	1,066	—	5,357	8,380

Fees and transactions with affiliates, continued

	Expense reimbursement by class
Portfolio	Series I	Series II	Series III	Series NAV	Total
International Value Trust	$6,169	$3,671	—	$12,611	$22,451
Lifestyle Aggressive Portfolio	6,284	30,551	—	22,970	59,805
Lifestyle Balanced Portfolio	1,746	42,181	—	5,130	49,057
Lifestyle Conservative Portfolio	3,455	46,784	—	1,199	51,438
Lifestyle Growth Portfolio	10,992	276,970	—	18,970	306,932
Lifestyle Moderate Portfolio	1,433	34,605	—	3,399	39,437
Mid Cap Index Trust	1,194,555	75,297	—	229,808	1,499,660
Mid Cap Stock Trust	12,325	6,319	—	38,030	56,674
Mid Value Trust	128,343	25,864	—	194,810	349,017
Mutual Shares Trust	11,216	—	—	—	11,216
Real Estate Securities Trust	5,311	2,925	—	17,901	26,137
Science & Technology Trust	313,571	25,522	—	35,999	375,092
Small Cap Index Trust	233,886	19,770	—	79,752	333,408
Small Cap Opportunities Trust	145,019	55,595	—	46,373	246,987
Small Cap Stock Trust	7,213	2,464	—	12,421	22,098
Small Cap Value Trust	16,026	1,956	—	19,293	37,275
Small Company Value Trust	33,332	27,156	—	28,773	89,261
Strategic Equity Allocation Trust	—	—	—	12,722,182	12,722,182
Total Stock Market Index Trust	415,856	31,255	—	127,902	575,013
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2019, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:
Portfolio	Net Annual Effective Rate
500 Index Trust	0.21%
American Asset Allocation Trust	0.00%*
American Global Growth Trust	0.00%*
American Growth Trust	0.00%*
American Growth-Income Trust	0.00%*
American International Trust	0.00%*
Blue Chip Growth Trust	0.72%
Capital Appreciation Trust	0.70%
Capital Appreciation Value Trust	0.78%
Emerging Markets Value Trust	0.95%
Equity Income Trust	0.67%
Financial Industries Trust	0.76%
Fundamental All Cap Core Trust	0.67%
Fundamental Large Cap Value Trust	0.67%
Global Trust	0.79%
Health Sciences Trust	0.98%
International Equity Index Trust	0.25%
International Small Company Trust	0.94%
International Value Trust	0.79%
Portfolio	Net Annual Effective Rate
Lifestyle Aggressive Portfolio	0.00%
Lifestyle Balanced Portfolio	0.04%
Lifestyle Conservative Portfolio	0.01%
Lifestyle Growth Portfolio	0.04%
Lifestyle Moderate Portfolio	0.03%
Mid Cap Index Trust	0.36%
Mid Cap Stock Trust	0.83%
Mid Value Trust	0.90%
Mutual Shares Trust	0.95%
Real Estate Securities Trust	0.69%
Science & Technology Trust	0.98%
Small Cap Index Trust	0.42%
Small Cap Opportunities Trust	0.82%
Small Cap Stock Trust	1.00%
Small Cap Value Trust	0.98%
Small Company Value Trust	0.99%
Strategic Equity Allocation Trust	0.49%
Total Stock Market Index Trust	0.40%

*	The JHVIT Feeder Funds do not incur investment advisory fees. For more information on these portfolios, see Note 1.
Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2019 amounted to an annual rate of 0.02% of the portfolios' average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares.
For all portfolios, except the JHVIT Feeder Funds, Rule 12b-1 maximum fee rates are as follows:
Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Fees and transactions with affiliates, continued

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.
For the JHVIT Feeder Funds, Rule 12b-1 maximum fee rates are as follows:
Class	Rule 12b-1 Fee
Series I	0.60%
Series II	0.75%
Series III	0.25%
Distribution and service fees for the year ended December 31, 2019 were:
	Distribution and service fees by class
Portfolio	Series l	Series ll	Series lll	Total
500 Index Trust	$ 1,766,788	$ 183,045	$ —	$ 1,949,833
American Asset Allocation Trust	1,735,566	7,246,156	300,990	9,282,712
American Global Growth Trust	139,352	1,174,844	73,085	1,387,281
American Growth Trust	815,944	4,580,740	222,467	5,619,151
American Growth-Income Trust	1,586,060	3,873,721	500,603	5,960,384
American International Trust	745,750	2,328,241	91,389	3,165,380
Blue Chip Growth Trust	160,151	331,499	—	491,650
Capital Appreciation Trust	93,212	156,757	—	249,969
Capital Appreciation Value Trust	3,133	692,341	—	695,474
Emerging Markets Value Trust	3,043	86,715	—	89,758
Equity Income Trust	115,400	302,750	—	418,150
Financial Industries Trust	60,945	39,418	—	100,363
Fundamental All Cap Core Trust	63,559	117,837	—	181,396
Fundamental Large Cap Value Trust	201,937	407,026	—	608,963
Global Trust	58,557	78,810	—	137,367
Health Sciences Trust	48,889	170,534	—	219,423
International Equity Index Trust	179,526	37,646	—	217,172
International Small Company Trust	13,233	36,029	—	49,262
International Value Trust	41,735	124,167	—	165,902
Lifestyle Aggressive Portfolio	1,793	43,676	—	45,469
Lifestyle Balanced Portfolio	17,460	2,109,173	—	2,126,633
Lifestyle Conservative Portfolio	6,169	417,644	—	423,813
Lifestyle Growth Portfolio	109,912	13,849,032	—	13,958,944
Lifestyle Moderate Portfolio	5,513	666,685	—	672,198
Mid Cap Index Trust	556,268	175,229	—	731,497
Mid Cap Stock Trust	83,311	213,586	—	296,897
Mid Value Trust	122,691	123,607	—	246,298
Mutual Shares Trust	75,847	—	—	75,847
Real Estate Securities Trust	35,919	98,910	—	134,829
Science & Technology Trust	343,999	139,899	—	483,898
Small Cap Index Trust	203,784	86,123	—	289,907
Small Cap Opportunities Trust	40,326	77,299	—	117,625
Small Cap Stock Trust	48,755	83,290	—	132,045
Small Cap Value Trust	108,392	66,125	—	174,517
Small Company Value Trust	27,191	110,768	—	137,959
Total Stock Market Index Trust	268,756	100,961	—	369,717
The Distributor voluntarily agreed to waive 0.06%, 0.08%, 0.09%, 0.07% and 0.02% of its Rule 12b-1 fee for Series II of American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust and American International Trust, respectively.
For the year ended December 31, 2019, the waivers under these agreements amounted to:
Portfolio	Series ll
American Asset Allocation Trust	$579,692
American Global Growth Trust	125,317
American Growth Trust	549,689
American Growth-Income Trust	361,547
American International Trust	62,087
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statements of operations. The portfolios' activity in this program during the period for which loans were outstanding was as follows:

Fees and transactions with affiliates, continued

Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Emerging Markets Value Trust	Borrower	$ 6,880,036	8	2.338%	$(3,575)
Global Trust	Borrower	1,703,330	1	1.825%	(86)
Health Sciences Trust	Borrower	27,044,431	1	1.825%	(1,371)
International Equity Index Trust	Borrower	12,670,267	3	1.825%	(1,927)
International Small Company Trust	Borrower	10,331,516	8	2.361%	(5,421)
500 Index Trust	Lender	5,254,951	8	1.893%	2,211
Blue Chip Growth Trust	Lender	3,185,574	3	2.193%	582
Capital Appreciation Trust	Lender	3,016,083	7	2.351%	1,379
Capital Appreciation Value Trust	Lender	16,094,376	5	2.227%	4,978
Emerging Markets Value Trust	Lender	175,831	1	2.355%	12
Equity Income Trust	Lender	16,443,578	3	2.063%	2,827
Fundamental All Cap Core Trust	Lender	7,021,972	2	2.350%	917
Fundamental Large Cap Value Trust	Lender	1,821,542	1	2.350%	119
Health Sciences Trust	Lender	1,929,511	3	2.247%	361
International Equity Index Trust	Lender	4,726,788	5	2.126%	1,396
International Small Company Trust	Lender	600,000	1	1.825%	30
Mid Cap Index Trust	Lender	5,137,833	3	2.159%	924
Mid Cap Stock Trust	Lender	8,959,562	2	2.040%	1,016
Mid Value Trust	Lender	6,021,972	8	2.289%	3,063
Science & Technology Trust	Lender	13,271,631	6	2.305%	5,099
Small Cap Index Trust	Lender	5,497,718	6	2.350%	2,153
Small Cap Stock Trust	Lender	2,842,621	2	1.924%	304
Small Cap Value Trust	Lender	7,227,088	2	2.143%	861
Small Company Value Trust	Lender	2,076,773	6	2.352%	814
Strategic Equity Allocation Trust	Lender	4,410,772	4	2.148%	1,053
Total Stock Market Index Trust	Lender	5,847,343	7	2.085%	2,371
6.  Portfolio share transactions
Transactions in portfolios' shares for the years ended December 31, 2019 and 2018 were as follows:
500 Index Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	6,532,764	$227,918,497	6,749,464	$225,010,040
Distributions reinvested	3,277,304	114,483,310	2,915,440	96,446,931
Repurchased	(11,011,318)	(385,798,017)	(5,496,583)	(178,389,660)
Net increase (decrease)	(1,201,250)	$(43,396,210)	4,168,321	$143,067,311
Series II shares
Sold	214,757	$7,383,870	268,835	$8,937,560
Distributions reinvested	62,768	2,189,403	59,298	1,967,758
Repurchased	(435,836)	(15,073,230)	(405,150)	(13,295,655)
Net decrease	(158,311)	$(5,499,957)	(77,017)	$(2,390,337)
Series NAV shares
Sold	4,090,962	$139,652,620	3,315,048	$110,885,877
Distributions reinvested	1,884,006	65,880,834	1,686,229	55,749,686
Repurchased	(4,823,518)	(167,072,723)	(6,023,142)	(202,334,344)
Net increase (decrease)	1,151,450	$38,460,731	(1,021,865)	$(35,698,781)
Total net increase (decrease)	(208,111)	$(10,435,436)	3,069,439	$104,978,193
American Asset Allocation Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,022,859	$12,981,867	892,848	$12,194,536
Distributions reinvested	2,988,797	35,660,410	2,880,974	37,094,123
Repurchased	(1,812,365)	(22,878,366)	(1,484,325)	(20,162,437)
Net increase	2,199,291	$25,763,911	2,289,497	$29,126,222
Series II shares
Sold	34,305	$437,762	33,758	$420,958
Distributions reinvested	9,669,457	115,308,474	10,546,974	135,931,134
Repurchased	(11,726,845)	(148,594,269)	(11,553,472)	(160,227,764)
Net decrease	(2,023,083)	$(32,848,033)	(972,740)	$(23,875,672)

Portfolio share transactions, continued

American Asset Allocation Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series III shares
Sold	7,756	$95,969	—	—
Distributions reinvested	1,241,774	14,871,729	1,343,743	$17,307,702
Repurchased	(1,355,023)	(17,224,974)	(1,349,612)	(18,896,480)
Net decrease	(105,493)	$(2,257,276)	(5,869)	$(1,588,778)
Total net increase (decrease)	70,715	$(9,341,398)	1,310,888	$3,661,772
American Global Growth Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	429,891	$6,571,028	263,957	$4,273,820
Distributions reinvested	169,659	2,526,375	83,289	1,304,551
Repurchased	(207,797)	(3,228,078)	(260,368)	(4,086,389)
Net increase	391,753	$5,869,325	86,878	$1,491,982
Series II shares
Sold	92,188	$1,384,129	455,460	$6,594,287
Distributions reinvested	1,099,494	16,298,156	669,536	10,470,770
Repurchased	(1,917,085)	(30,184,284)	(2,078,226)	(33,653,001)
Net decrease	(725,403)	$(12,501,999)	(953,230)	$(16,587,944)
Series III shares
Sold	24,026	$354,427	129,215	$1,863,265
Distributions reinvested	210,048	3,132,388	129,183	2,004,048
Repurchased	(403,235)	(6,413,824)	(268,502)	(4,356,367)
Net decrease	(169,161)	$(2,927,009)	(10,104)	$(489,054)
Total net decrease	(502,811)	$(9,559,683)	(876,456)	$(15,585,016)
American Growth Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	391,023	$6,941,665	544,575	$10,968,772
Distributions reinvested	1,612,775	25,367,495	1,300,347	24,448,793
Repurchased	(885,179)	(15,632,004)	(984,625)	(19,525,899)
Net increase	1,118,619	$16,677,156	860,297	$15,891,666
Series II shares
Sold	239,293	$3,789,356	1,171,915	$19,278,951
Distributions reinvested	7,166,014	111,654,357	6,300,112	117,644,443
Repurchased	(6,773,099)	(119,985,502)	(6,870,229)	(140,025,338)
Net increase (decrease)	632,208	$(4,541,789)	601,798	$(3,101,944)
Series III shares
Sold	67,950	$1,074,481	187,439	$3,083,528
Distributions reinvested	1,059,725	16,606,770	923,598	17,250,396
Repurchased	(1,000,737)	(17,800,517)	(909,117)	(18,633,728)
Net increase (decrease)	126,938	$(119,266)	201,920	$1,700,196
Total net increase	1,877,765	$12,016,101	1,664,015	$14,489,918
American Growth-Income Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	716,917	$11,742,064	1,002,641	$18,274,713
Distributions reinvested	2,333,029	35,649,903	2,178,487	36,528,322
Repurchased	(1,387,641)	(22,804,389)	(2,801,498)	(50,377,448)
Net increase	1,662,305	$24,587,578	379,630	$4,425,587
Series II shares
Sold	59,512	$905,933	943,415	$14,165,384
Distributions reinvested	4,490,864	68,246,297	4,438,289	74,188,273
Repurchased	(5,608,753)	(91,739,310)	(6,219,530)	(111,345,656)
Net decrease	(1,058,377)	$(22,587,080)	(837,826)	$(22,991,999)

Portfolio share transactions, continued

American Growth-Income Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series III shares
Sold	74,855	$1,143,726	360,605	$5,405,357
Distributions reinvested	1,780,781	27,243,551	1,743,688	29,153,712
Repurchased	(2,099,395)	(34,537,780)	(2,076,894)	(37,255,439)
Net increase (decrease)	(243,759)	$(6,150,503)	27,399	$(2,696,370)
Total net increase (decrease)	360,169	$(4,150,005)	(430,797)	$(21,262,782)
American International Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,408,193	$27,321,245	2,814,858	$59,567,705
Distributions reinvested	561,497	10,130,936	460,352	8,815,800
Repurchased	(1,802,811)	(34,941,632)	(2,529,194)	(53,099,242)
Net increase	166,879	$2,510,549	746,016	$15,284,263
Series II shares
Sold	373,582	$7,069,682	1,140,707	$22,725,709
Distributions reinvested	1,360,042	24,456,447	1,138,743	21,863,260
Repurchased	(3,046,517)	(59,027,446)	(2,695,607)	(57,452,459)
Net decrease	(1,312,893)	$(27,501,317)	(416,157)	$(12,863,490)
Series III shares
Sold	53,912	$1,016,938	146,435	$2,893,766
Distributions reinvested	169,412	3,060,600	143,125	2,724,207
Repurchased	(347,941)	(6,741,951)	(283,135)	(6,008,174)
Net increase (decrease)	(124,617)	$(2,664,413)	6,425	$(390,201)
Total net increase (decrease)	(1,270,631)	$(27,655,181)	336,284	$2,030,572
Blue Chip Growth Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	75,849	$2,592,884	96,322	$3,363,393
Distributions reinvested	1,424,381	45,466,250	1,282,433	45,000,576
Repurchased	(1,411,306)	(49,068,899)	(1,293,826)	(46,772,966)
Net increase (decrease)	88,924	$(1,009,765)	84,929	$1,591,003
Series II shares
Sold	109,809	$3,582,069	330,386	$11,411,257
Distributions reinvested	623,042	19,195,927	550,438	18,775,426
Repurchased	(781,338)	(26,338,061)	(676,728)	(24,298,419)
Net increase (decrease)	(48,487)	$(3,560,065)	204,096	$5,888,264
Series NAV shares
Sold	1,681,023	$59,436,282	13,081,532	$467,815,636
Distributions reinvested	7,320,704	233,823,292	5,140,232	180,422,157
Repurchased	(8,286,991)	(289,782,040)	(7,832,799)	(293,973,558)
Net increase	714,736	$3,477,534	10,388,965	$354,264,235
Total net increase (decrease)	755,173	$(1,092,296)	10,677,990	$361,743,502
Capital Appreciation Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	59,213	$333,599	330,794	$4,965,008
Distributions reinvested	25,246,892	122,447,426	2,478,428	34,533,277
Repurchased	(3,047,062)	(26,205,093)	(1,982,573)	(29,224,329)
Net increase	22,259,043	$96,575,932	826,649	$10,273,956
Series II shares
Sold	144,996	$1,258,247	377,906	$5,790,239
Distributions reinvested	9,974,663	42,591,813	919,102	12,302,517
Repurchased	(1,281,957)	(11,393,583)	(968,823)	(14,085,136)
Net increase	8,837,702	$32,456,477	328,185	$4,007,620

Portfolio share transactions, continued

Capital Appreciation Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,139,450	$11,944,328	975,357	$15,046,902
Distributions reinvested	35,016,339	170,879,733	9,632,043	134,623,861
Repurchased	(7,281,757)	(92,723,687)	(41,780,791)	(593,429,086)
Net increase (decrease)	28,874,032	$90,100,374	(31,173,391)	$(443,758,323)
Total net increase (decrease)	59,970,777	$219,132,783	(30,018,557)	$(429,476,747)
Capital Appreciation Value Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	311,965	$3,805,201	22,428	$267,849
Distributions reinvested	46,256	552,889	30,405	353,881
Repurchased	(83,765)	(1,045,634)	(63,795)	(769,159)
Net increase (decrease)	274,456	$3,312,456	(10,962)	$(147,429)
Series II shares
Sold	133,545	$1,596,726	26,474	$312,984
Distributions reinvested	1,730,382	20,553,703	2,306,337	26,736,704
Repurchased	(3,444,935)	(41,973,532)	(4,017,989)	(47,110,792)
Net decrease	(1,581,008)	$(19,823,103)	(1,685,178)	$(20,061,104)
Series NAV shares
Sold	1,731,611	$20,821,721	844,530	$9,937,849
Distributions reinvested	745,838	8,894,092	774,479	8,985,497
Repurchased	(639,545)	(7,845,921)	(1,012,037)	(11,852,502)
Net increase	1,837,904	$21,869,892	606,972	$7,070,844
Total net increase (decrease)	531,352	$5,359,245	(1,089,168)	$(13,137,689)
Emerging Markets Value Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	69,047	$637,942	159,370	$1,667,638
Distributions reinvested	21,521	183,544	21,871	203,834
Repurchased	(248,607)	(2,324,039)	(172,165)	(1,829,125)
Net increase (decrease)	(158,039)	$(1,502,553)	9,076	$42,347
Series II shares
Sold	256,843	$2,391,789	266,488	$2,830,459
Distributions reinvested	119,557	1,015,180	104,033	972,210
Repurchased	(667,341)	(6,137,887)	(953,028)	(9,637,608)
Net decrease	(290,941)	$(2,730,918)	(582,507)	$(5,834,939)
Series NAV shares
Sold	3,324,426	$30,941,554	5,418,556	$54,789,550
Distributions reinvested	680,259	5,795,262	1,374,608	12,956,345
Repurchased	(2,616,401)	(24,074,737)	(56,209,121)	(522,616,666)
Net increase (decrease)	1,388,284	$12,662,079	(49,415,957)	$(454,870,771)
Total net increase (decrease)	939,304	$8,428,608	(49,989,388)	$(460,663,363)
Equity Income Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	25,371	$379,742	32,408	$550,809
Issued in reorganization (Note 13)	1,545,234	22,891,772	—	—
Distributions reinvested	1,767,517	24,882,744	2,257,251	35,387,946
Repurchased	(2,500,200)	(37,547,032)	(2,332,594)	(39,278,451)
Net increase (decrease)	837,922	$10,607,226	(42,935)	$(3,339,696)
Series II shares
Sold	54,646	$823,878	112,430	$1,678,077
Issued in reorganization (Note 13)	990,731	14,574,211	—	—
Distributions reinvested	921,318	12,879,006	1,145,848	17,867,247
Repurchased	(1,145,329)	(17,169,159)	(1,404,537)	(23,727,186)
Net increase (decrease)	821,366	$11,107,936	(146,259)	$(4,181,862)

Portfolio share transactions, continued

Equity Income Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	3,698,438	$55,949,915	4,850,985	$78,824,801
Issued in reorganization (Note 13)	2,403,818	35,420,253	—	—
Distributions reinvested	9,827,425	137,609,946	12,141,608	189,358,615
Repurchased	(15,149,475)	(226,833,029)	(12,310,113)	(204,915,620)
Net increase	780,206	$2,147,085	4,682,480	$63,267,796
Total net increase	2,439,494	$23,862,247	4,493,286	$55,746,238
Financial Industries Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	385,251	$5,201,002	766,074	$11,626,757
Distributions reinvested	945,515	11,925,607	787,208	11,548,345
Repurchased	(3,423,941)	(45,940,481)	(2,749,244)	(40,243,121)
Net decrease	(2,093,175)	$(28,813,872)	(1,195,962)	$(17,068,019)
Series II shares
Sold	89,293	$1,205,500	203,006	$2,898,483
Distributions reinvested	121,609	1,518,753	94,970	1,380,870
Repurchased	(252,409)	(3,412,937)	(369,639)	(5,401,497)
Net decrease	(41,507)	$(688,684)	(71,663)	$(1,122,144)
Series NAV shares
Sold	117,491	$1,595,025	197,673	$2,939,194
Distributions reinvested	203,769	2,564,657	237,067	3,468,287
Repurchased	(781,078)	(10,690,862)	(1,157,795)	(15,159,427)
Net decrease	(459,818)	$(6,531,180)	(723,055)	$(8,751,946)
Total net decrease	(2,594,500)	$(36,033,736)	(1,990,680)	$(26,942,109)
Fundamental All Cap Core Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	202,406	$4,727,730	193,836	$5,084,438
Distributions reinvested	474,227	10,336,027	846,500	20,848,216
Repurchased	(2,019,701)	(46,189,294)	(1,508,516)	(37,389,601)
Net decrease	(1,343,068)	$(31,125,537)	(468,180)	$(11,456,947)
Series II shares
Sold	96,821	$2,097,686	80,642	$1,919,024
Distributions reinvested	169,381	3,673,516	270,704	6,656,386
Repurchased	(394,134)	(9,192,532)	(330,813)	(8,367,056)
Net increase (decrease)	(127,932)	$(3,421,330)	20,533	$208,354
Series NAV shares
Sold	6,146,957	$151,866,579	359,522	$8,993,803
Distributions reinvested	5,898,621	129,469,175	8,709,132	215,556,813
Repurchased	(11,493,277)	(276,505,328)	(4,880,297)	(123,305,164)
Net increase	552,301	$4,830,426	4,188,357	$101,245,452
Total net increase (decrease)	(918,699)	$(29,716,441)	3,740,710	$89,996,859
Fundamental Large Cap Value Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	235,479	$4,977,288	93,087	$1,758,280
Distributions reinvested	521,761	10,970,767	257,719	4,999,282
Repurchased	(4,231,566)	(89,163,348)	(4,016,698)	(83,416,874)
Net decrease	(3,474,326)	$(73,215,293)	(3,665,892)	$(76,659,312)
Series II shares
Sold	11,747	$225,510	423,976	$7,817,073
Distributions reinvested	192,899	4,073,009	81,641	1,596,365
Repurchased	(1,652,051)	(35,037,469)	(1,559,611)	(32,881,469)
Net decrease	(1,447,405)	$(30,738,950)	(1,053,994)	$(23,468,031)

Portfolio share transactions, continued

Fundamental Large Cap Value Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	320,143	$6,769,552	649,009	$13,648,167
Distributions reinvested	117,758	2,482,579	55,902	1,083,382
Repurchased	(733,693)	(15,405,358)	(535,866)	(11,168,755)
Net increase (decrease)	(295,792)	$(6,153,227)	169,045	$3,562,794
Total net decrease	(5,217,523)	$(110,107,470)	(4,550,841)	$(96,564,549)
Global Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	132,181	$2,577,538	203,949	$4,028,307
Distributions reinvested	365,934	6,672,908	122,219	2,430,516
Repurchased	(1,061,216)	(20,541,092)	(798,526)	(17,186,422)
Net decrease	(563,101)	$(11,290,646)	(472,358)	$(10,727,599)
Series II shares
Sold	72,348	$1,401,014	42,398	$879,046
Distributions reinvested	95,341	1,727,306	30,281	599,388
Repurchased	(329,590)	(6,370,225)	(389,638)	(8,389,755)
Net decrease	(161,901)	$(3,241,905)	(316,959)	$(6,911,321)
Series NAV shares
Sold	194,275	$3,766,254	460,050	$9,900,311
Distributions reinvested	132,876	2,423,082	42,568	845,314
Repurchased	(259,969)	(5,041,983)	(603,364)	(12,918,853)
Net increase (decrease)	67,182	$1,147,353	(100,746)	$(2,173,228)
Total net decrease	(657,820)	$(13,385,198)	(890,063)	$(19,812,148)
Health Sciences Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	168,459	$4,234,763	422,353	$11,036,545
Distributions reinvested	326,048	7,776,245	409,816	10,687,990
Repurchased	(2,171,656)	(52,200,188)	(761,863)	(19,330,126)
Net increase (decrease)	(1,677,149)	$(40,189,180)	70,306	$2,394,409
Series II shares
Sold	65,061	$1,474,444	233,857	$5,875,045
Distributions reinvested	250,086	5,441,861	331,319	7,954,981
Repurchased	(590,284)	(13,709,684)	(643,531)	(15,310,028)
Net decrease	(275,137)	$(6,793,379)	(78,355)	$(1,480,002)
Series NAV shares
Sold	228,294	$5,932,600	423,148	$11,318,045
Distributions reinvested	364,979	8,850,750	426,976	11,302,052
Repurchased	(472,890)	(12,173,256)	(495,264)	(12,796,579)
Net increase	120,383	$2,610,094	354,860	$9,823,518
Total net increase (decrease)	(1,831,903)	$(44,372,465)	346,811	$10,737,925
International Equity Index Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	851,650	$14,428,467	1,700,523	$31,102,912
Issued in reorganization (Note 13)	492,107	8,776,422	—	—
Distributions reinvested	480,924	8,239,652	564,029	9,239,922
Repurchased	(3,790,651)	(65,507,937)	(2,279,341)	(39,046,561)
Net increase (decrease)	(1,965,970)	$(34,063,396)	(14,789)	$1,296,273
Series II shares
Sold	15,938	$273,095	166,593	$3,118,268
Issued in reorganization (Note 13)	521,277	9,297,700	—	—
Distributions reinvested	23,165	400,097	21,728	357,309
Repurchased	(219,874)	(3,793,213)	(293,816)	(5,194,985)
Net increase (decrease)	340,506	$6,177,679	(105,495)	$(1,719,408)

Portfolio share transactions, continued

International Equity Index Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,108,194	$36,470,380	2,151,009	$38,410,939
Issued in reorganization (Note 13)	2,544,832	45,384,246	—	—
Distributions reinvested	584,233	10,031,123	551,800	9,027,492
Repurchased	(1,602,156)	(27,502,625)	(1,737,019)	(30,992,744)
Net increase	3,635,103	$64,383,124	965,790	$16,445,687
Total net increase	2,009,639	$36,497,407	845,506	$16,022,552
International Small Company Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	30,856	$431,000	51,517	$769,672
Distributions reinvested	130,516	1,651,715	26,968	403,717
Repurchased	(264,134)	(3,576,759)	(461,662)	(7,111,958)
Net decrease	(102,762)	$(1,494,044)	(383,177)	$(5,938,569)
Series II shares
Sold	24,507	$334,011	81,855	$1,193,166
Distributions reinvested	66,147	834,544	14,849	221,699
Repurchased	(188,113)	(2,564,099)	(252,592)	(3,837,511)
Net decrease	(97,459)	$(1,395,544)	(155,888)	$(2,422,646)
Series NAV shares
Sold	627,862	$8,359,623	1,221,921	$18,631,482
Distributions reinvested	347,143	4,399,411	74,050	1,109,264
Repurchased	(1,798,637)	(25,133,345)	(1,236,248)	(18,925,676)
Net increase (decrease)	(823,632)	$(12,374,311)	59,723	$815,070
Total net decrease	(1,023,853)	$(15,263,899)	(479,342)	$(7,546,145)
International Value Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	92,415	$1,169,584	109,983	$1,530,954
Distributions reinvested	188,213	2,273,210	195,384	2,437,477
Repurchased	(978,754)	(12,187,305)	(1,037,075)	(14,302,215)
Net decrease	(698,126)	$(8,744,511)	(731,708)	$(10,333,784)
Series II shares
Sold	125,163	$1,577,526	72,549	$930,998
Distributions reinvested	104,956	1,264,651	106,964	1,334,620
Repurchased	(604,049)	(7,525,472)	(779,236)	(10,724,574)
Net decrease	(373,930)	$(4,683,295)	(599,723)	$(8,458,956)
Series NAV shares
Sold	1,075,730	$13,240,917	3,814,011	$52,375,180
Distributions reinvested	412,717	4,950,303	868,930	10,868,676
Repurchased	(1,883,279)	(23,361,667)	(38,757,148)	(488,576,016)
Net decrease	(394,832)	$(5,170,447)	(34,074,207)	$(425,332,160)
Total net decrease	(1,466,888)	$(18,598,253)	(35,405,638)	$(444,124,900)
Lifestyle Aggressive Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	14,148	$211,298	19,504	$292,850
Distributions reinvested	18,435	266,416	10,078	144,670
Repurchased	(20,282)	(305,193)	(27,904)	(432,058)
Net increase	12,301	$172,521	1,678	$5,462
Series II shares
Sold	51,466	$786,252	104,820	$1,602,671
Distributions reinvested	85,711	1,233,266	50,702	730,794
Repurchased	(276,651)	(4,163,380)	(179,555)	(2,749,179)
Net decrease	(139,474)	$(2,143,862)	(24,033)	$(415,714)

Portfolio share transactions, continued

Lifestyle Aggressive Portfolio (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	288,038	$4,216,198	499,477	$7,642,523
Distributions reinvested	66,731	965,916	32,432	462,338
Repurchased	(207,862)	(3,091,948)	(152,336)	(2,321,528)
Net increase	146,907	$2,090,166	379,573	$5,783,333
Total net increase	19,734	$118,825	357,218	$5,373,081
Lifestyle Balanced Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	233,079	$3,492,199	273,477	$4,070,585
Distributions reinvested	114,728	1,734,567	92,887	1,318,401
Repurchased	(235,026)	(3,524,241)	(375,270)	(5,552,541)
Net increase (decrease)	112,781	$1,702,525	(8,906)	$(163,555)
Series II shares
Sold	3,027,995	$44,388,181	2,150,376	$31,869,010
Distributions reinvested	2,603,648	39,360,460	2,174,142	30,973,400
Repurchased	(6,626,567)	(99,801,181)	(10,461,238)	(154,435,857)
Net decrease	(994,924)	$(16,052,540)	(6,136,720)	$(91,593,447)
Series NAV shares
Sold	738,793	$11,020,003	830,244	$12,324,509
Distributions reinvested	348,058	5,259,897	254,816	3,604,990
Repurchased	(185,115)	(2,769,253)	(194,510)	(2,880,759)
Net increase	901,736	$13,510,647	890,550	$13,048,740
Total net increase (decrease)	19,593	$(839,368)	(5,255,076)	$(78,708,262)
Lifestyle Conservative Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	253,049	$3,390,657	222,871	$2,945,722
Distributions reinvested	36,348	497,311	31,380	401,543
Repurchased	(283,729)	(3,850,601)	(225,508)	(2,984,488)
Net increase	5,668	$37,367	28,743	$362,777
Series II shares
Sold	2,321,949	$31,520,818	2,926,083	$38,418,540
Distributions reinvested	472,741	6,472,163	420,343	5,386,824
Repurchased	(3,348,558)	(45,240,825)	(2,761,026)	(36,421,628)
Net increase (decrease)	(553,868)	$(7,247,844)	585,400	$7,383,736
Series NAV shares
Sold	53,084	$726,092	89,853	$1,182,460
Distributions reinvested	12,364	169,045	12,537	160,078
Repurchased	(117,741)	(1,588,194)	(14,519)	(191,964)
Net increase (decrease)	(52,293)	$(693,057)	87,871	$1,150,574
Total net increase (decrease)	(600,493)	$(7,903,534)	702,014	$8,897,087
Lifestyle Growth Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	265,861	$4,366,214	329,453	$5,324,428
Distributions reinvested	853,804	13,858,383	497,641	7,670,067
Repurchased	(1,796,151)	(29,607,112)	(1,672,183)	(27,368,486)
Net decrease	(676,486)	$(11,382,515)	(845,089)	$(14,373,991)
Series II shares
Sold	1,907,927	$30,004,167	699,848	$11,249,176
Distributions reinvested	20,815,217	337,431,607	11,981,668	185,395,171
Repurchased	(45,198,661)	(744,863,682)	(54,629,390)	(892,177,116)
Net decrease	(22,475,517)	$(377,427,908)	(41,947,874)	$(695,532,769)

Portfolio share transactions, continued

Lifestyle Growth Portfolio (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,504,936	$24,689,923	1,530,882	$25,063,482
Distributions reinvested	1,532,430	24,891,945	817,823	12,574,559
Repurchased	(1,356,283)	(22,245,645)	(612,101)	(10,055,607)
Net increase	1,681,083	$27,336,223	1,736,604	$27,582,434
Total net decrease	(21,470,920)	$(361,474,200)	(41,056,359)	$(682,324,326)
Lifestyle Moderate Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	116,881	$1,714,433	145,411	$2,054,360
Distributions reinvested	34,106	500,237	30,181	413,073
Repurchased	(110,753)	(1,591,294)	(153,373)	(2,173,344)
Net increase	40,234	$623,376	22,219	$294,089
Series II shares
Sold	1,892,016	$27,154,283	776,002	$11,110,055
Distributions reinvested	758,122	11,119,060	701,215	9,650,323
Repurchased	(2,991,265)	(43,649,333)	(3,430,160)	(48,809,593)
Net decrease	(341,127)	$(5,375,990)	(1,952,943)	$(28,049,215)
Series NAV shares
Sold	363,284	$5,301,827	320,116	$4,569,769
Distributions reinvested	85,051	1,247,725	64,815	886,233
Repurchased	(95,649)	(1,389,695)	(69,787)	(995,037)
Net increase	352,686	$5,159,857	315,144	$4,460,965
Total net increase (decrease)	51,793	$407,243	(1,615,580)	$(23,294,161)
Mid Cap Index Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	478,572	$10,178,834	784,197	$18,001,537
Distributions reinvested	5,363,451	105,232,057	4,249,653	96,803,109
Repurchased	(11,541,130)	(239,083,699)	(5,918,238)	(133,024,453)
Net decrease	(5,699,107)	$(123,672,808)	(884,388)	$(18,219,807)
Series II shares
Sold	6,545	$136,635	51,920	$1,098,681
Distributions reinvested	323,706	6,305,436	269,607	6,120,462
Repurchased	(554,078)	(11,698,619)	(730,714)	(16,646,075)
Net decrease	(223,827)	$(5,256,548)	(409,187)	$(9,426,932)
Series NAV shares
Sold	1,771,324	$36,731,232	1,968,993	$44,547,762
Distributions reinvested	1,057,600	20,759,382	708,286	16,124,817
Repurchased	(1,425,984)	(29,948,550)	(2,050,996)	(46,566,080)
Net increase	1,402,940	$27,542,064	626,283	$14,106,499
Total net decrease	(4,519,994)	$(101,387,292)	(667,292)	$(13,540,240)
Mid Cap Stock Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	120,953	$2,146,302	193,153	$3,283,912
Issued in reorganization (Note 13)	—	—	27,279	508,219
Distributions reinvested	1,442,983	25,136,769	941,486	17,803,497
Repurchased	(1,284,747)	(24,204,910)	(1,467,026)	(27,480,491)
Net increase (decrease)	279,189	$3,078,161	(305,108)	$(5,884,863)
Series II shares
Sold	108,518	$1,986,079	233,458	$4,200,719
Distributions reinvested	852,374	13,765,842	540,920	9,612,148
Repurchased	(786,521)	(13,823,855)	(834,748)	(14,927,031)
Net increase (decrease)	174,371	$1,928,066	(60,370)	$(1,114,164)

Portfolio share transactions, continued

Mid Cap Stock Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,181,051	$23,081,899	1,970,551	$33,574,358
Issued in reorganization (Note 13)	—	—	6,187,696	116,656,722
Distributions reinvested	4,344,905	76,948,260	2,820,871	54,076,092
Repurchased	(4,751,760)	(90,856,354)	(10,401,623)	(203,733,073)
Net increase	774,196	$9,173,805	577,495	$574,099
Total net increase (decrease)	1,227,756	$14,180,032	212,017	$(6,424,928)
Mid Value Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	383,523	$3,775,441	1,040,610	$12,400,673
Distributions reinvested	3,860,236	33,906,677	2,302,378	25,535,120
Repurchased	(5,026,296)	(49,515,506)	(4,804,726)	(54,301,876)
Net decrease	(782,537)	$(11,833,388)	(1,461,738)	$(16,366,083)
Series II shares
Sold	54,462	$532,053	43,907	$461,232
Distributions reinvested	768,136	6,743,864	436,557	4,849,765
Repurchased	(750,656)	(7,501,234)	(726,799)	(8,284,956)
Net increase (decrease)	71,942	$(225,317)	(246,335)	$(2,973,959)
Series NAV shares
Sold	1,441,630	$14,526,157	1,083,084	$11,223,306
Distributions reinvested	6,088,942	53,125,303	3,331,291	36,730,149
Repurchased	(6,023,921)	(60,094,216)	(3,897,624)	(43,662,923)
Net increase	1,506,651	$7,557,244	516,751	$4,290,532
Total net increase (decrease)	796,056	$(4,501,461)	(1,191,322)	$(15,049,510)
Mutual Shares Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,544	$16,309	1,248,606	$7,536,713
Distributions reinvested	1,444,715	8,859,213	1,212,461	7,903,924
Repurchased	(3,477,278)	(22,292,129)	(3,271,732)	(21,688,039)
Net decrease	(2,030,019)	$(13,416,607)	(810,665)	$(6,247,402)
Total net decrease	(2,030,019)	$(13,416,607)	(810,665)	$(6,247,402)
Real Estate Securities Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	80,484	$1,755,461	43,668	$817,687
Distributions reinvested	89,474	2,064,156	57,451	1,149,604
Repurchased	(452,489)	(9,969,927)	(620,109)	(11,920,499)
Net decrease	(282,531)	$(6,150,310)	(518,990)	$(9,953,208)
Series II shares
Sold	80,916	$1,843,155	19,135	$369,080
Distributions reinvested	46,250	1,066,978	32,102	642,687
Repurchased	(294,940)	(6,564,845)	(437,219)	(8,407,943)
Net decrease	(167,774)	$(3,654,712)	(385,982)	$(7,396,176)
Series NAV shares
Sold	928,367	$20,582,482	768,472	$14,688,984
Distributions reinvested	314,307	7,207,059	194,087	3,860,388
Repurchased	(1,230,776)	(27,318,838)	(2,936,338)	(55,905,460)
Net increase (decrease)	11,898	$470,703	(1,973,779)	$(37,356,088)
Total net decrease	(438,407)	$(9,334,319)	(2,878,751)	$(54,705,472)
Science & Technology Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,004,358	$30,356,331	2,469,037	$80,974,868
Distributions reinvested	4,476,686	121,349,094	3,268,261	100,139,530
Repurchased	(6,004,954)	(174,008,607)	(3,290,668)	(98,508,174)
Net increase (decrease)	(523,910)	$(22,303,182)	2,446,630	$82,606,224

Portfolio share transactions, continued

Science & Technology Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series II shares
Sold	223,178	$6,307,345	272,686	$8,620,678
Distributions reinvested	393,736	10,044,205	302,970	8,849,760
Repurchased	(517,273)	(14,704,697)	(408,735)	(12,188,245)
Net increase	99,641	$1,646,853	166,921	$5,282,193
Series NAV shares
Sold	295,414	$8,919,732	793,157	$23,543,046
Distributions reinvested	507,441	13,954,810	275,599	8,540,805
Repurchased	(277,659)	(8,377,971)	(230,103)	(7,037,377)
Net increase	525,196	$14,496,571	838,653	$25,046,474
Total net increase (decrease)	100,927	$(6,159,758)	3,452,204	$112,934,891
Small Cap Index Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,538,360	$23,115,935	2,394,972	$40,527,037
Distributions reinvested	3,161,658	42,614,555	1,745,116	29,449,791
Repurchased	(4,964,180)	(71,348,627)	(2,677,642)	(41,966,239)
Net increase (decrease)	(264,162)	$(5,618,137)	1,462,446	$28,010,589
Series II shares
Sold	42,885	$640,065	52,038	$778,219
Distributions reinvested	254,654	3,406,955	152,980	2,574,895
Repurchased	(378,451)	(5,616,740)	(425,465)	(6,935,879)
Net decrease	(80,912)	$(1,569,720)	(220,447)	$(3,582,765)
Series NAV shares
Sold	2,481,425	$35,866,175	2,044,288	$34,066,735
Distributions reinvested	1,013,061	13,681,920	626,587	10,576,282
Repurchased	(2,169,624)	(32,753,975)	(1,938,446)	(28,970,564)
Net increase	1,324,862	$16,794,120	732,429	$15,672,453
Total net increase	979,788	$9,606,263	1,974,428	$40,100,277
Small Cap Opportunities Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	7,667	$187,888	39,485	$1,073,948
Distributions reinvested	308,774	6,999,905	651,325	18,595,326
Repurchased	(402,201)	(10,001,971)	(401,188)	(12,229,529)
Net increase (decrease)	(85,760)	$(2,814,178)	289,622	$7,439,745
Series II shares
Sold	14,685	$357,576	40,999	$1,038,156
Distributions reinvested	119,429	2,648,939	259,218	7,252,929
Repurchased	(212,169)	(5,221,659)	(191,418)	(5,872,856)
Net increase (decrease)	(78,055)	$(2,215,144)	108,799	$2,418,229
Series NAV shares
Sold	140,623	$3,516,968	197,193	$6,266,990
Distributions reinvested	106,066	2,386,480	199,643	5,661,864
Repurchased	(263,190)	(6,318,050)	(267,111)	(8,174,708)
Net increase (decrease)	(16,501)	$(414,602)	129,725	$3,754,146
Total net increase (decrease)	(180,316)	$(5,443,924)	528,146	$13,612,120
Small Cap Stock Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,300,274	$13,466,519	1,654,667	$18,402,338
Distributions reinvested	3,543,393	28,914,087	525,954	5,990,614
Repurchased	(2,725,433)	(26,203,738)	(2,008,925)	(21,023,044)
Net increase	2,118,234	$16,176,868	171,696	$3,369,908
Series II shares
Sold	310,699	$2,986,317	578,704	$6,171,760
Distributions reinvested	1,346,535	10,166,343	192,326	2,077,120
Repurchased	(678,918)	(6,451,292)	(731,204)	(7,508,685)
Net increase	978,316	$6,701,368	39,826	$740,195

Portfolio share transactions, continued

Small Cap Stock Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,346,275	$12,871,934	1,438,905	$15,645,902
Distributions reinvested	5,833,197	48,473,871	1,669,597	19,233,760
Repurchased	(2,507,828)	(26,070,803)	(19,877,485)	(211,405,189)
Net increase (decrease)	4,671,644	$35,275,002	(16,768,983)	$(176,525,527)
Total net increase (decrease)	7,768,194	$58,153,238	(16,557,461)	$(172,415,424)
Small Cap Value Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	689,533	$11,814,350	148,932	$2,940,781
Distributions reinvested	989,000	15,870,215	1,776,089	34,552,668
Repurchased	(3,238,129)	(56,174,248)	(3,624,012)	(70,788,678)
Net decrease	(1,559,596)	$(28,489,683)	(1,698,991)	$(33,295,229)
Series II shares
Sold	33,604	$571,616	50,514	$954,638
Distributions reinvested	120,007	1,908,109	204,789	3,960,640
Repurchased	(250,304)	(4,337,886)	(380,608)	(7,493,105)
Net decrease	(96,693)	$(1,858,161)	(125,305)	$(2,577,827)
Series NAV shares
Sold	545,084	$9,440,239	664,934	$11,377,787
Distributions reinvested	1,248,175	19,961,912	1,932,834	37,445,108
Repurchased	(2,867,952)	(50,147,172)	(2,034,531)	(40,704,854)
Net increase (decrease)	(1,074,693)	$(20,745,021)	563,237	$8,118,041
Total net decrease	(2,730,982)	$(51,092,865)	(1,261,059)	$(27,755,015)
Small Company Value Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	51,931	$625,553	23,774	$424,422
Distributions reinvested	2,805,987	26,432,395	266,283	5,549,330
Repurchased	(464,830)	(6,903,059)	(444,258)	(9,127,636)
Net increase (decrease)	2,393,088	$20,154,889	(154,201)	$(3,153,884)
Series II shares
Sold	48,744	$681,930	72,032	$1,349,701
Distributions reinvested	2,450,175	22,076,078	221,529	4,516,985
Repurchased	(429,972)	(5,997,792)	(452,563)	(9,052,673)
Net increase (decrease)	2,068,947	$16,760,216	(159,002)	$(3,185,987)
Series NAV shares
Sold	684,070	$12,053,371	311,644	$6,258,562
Distributions reinvested	2,683,866	25,120,984	722,954	15,022,982
Repurchased	(1,106,485)	(12,084,643)	(7,392,222)	(145,056,157)
Net increase (decrease)	2,261,451	$25,089,712	(6,357,624)	$(123,774,613)
Total net increase (decrease)	6,723,486	$62,004,817	(6,670,827)	$(130,114,484)
Strategic Equity Allocation Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	5,314,641	$99,902,610	8,706,299	$154,987,008
Distributions reinvested	35,055,115	652,475,903	32,161,731	624,373,603
Repurchased	(103,266,757)	(1,996,432,127)	(74,236,059)	(1,498,357,012)
Net decrease	(62,897,001)	$(1,244,053,614)	(33,368,029)	$(718,996,401)
Total net decrease	(62,897,001)	$(1,244,053,614)	(33,368,029)	$(718,996,401)
Total Stock Market Index Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	794,554	$18,211,721	861,877	$19,891,596
Distributions reinvested	2,038,252	44,922,485	1,067,143	24,586,134
Repurchased	(4,929,824)	(112,206,293)	(3,883,330)	(87,381,141)
Net decrease	(2,097,018)	$(49,072,087)	(1,954,310)	$(42,903,411)

Portfolio share transactions, continued

Total Stock Market Index Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series II shares
Sold	6,299	$144,624	27,535	$595,640
Distributions reinvested	148,084	3,245,442	77,802	1,789,709
Repurchased	(276,139)	(6,316,772)	(266,319)	(6,048,227)
Net decrease	(121,756)	$(2,926,706)	(160,982)	$(3,662,878)
Series NAV shares
Sold	1,263,331	$29,163,413	1,295,194	$29,329,058
Distributions reinvested	651,560	14,367,455	291,001	6,697,785
Repurchased	(992,461)	(22,451,598)	(2,168,402)	(48,909,548)
Net increase (decrease)	922,430	$21,079,270	(582,207)	$(12,882,705)
Total net decrease	(1,296,344)	$(30,919,523)	(2,697,499)	$(59,448,994)
Affiliates of the Trust owned 100% of shares of the portfolios, with the exception of Emerging Markets Value Trust and International Equity Index Trust, where affiliates owned 64.75% and 99.97% of Series NAV, respectively, and Financial Industries Trust and Fundamental All Cap Core Trust, where affiliates owned 97.00% and 99.84% of Series II, respectively, on December 31, 2019. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
On October 18, 2019, there was a redemption in kind from 500 Index Trust Series I of $188,975,491, which represented approximately 3% of the portfolio on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Net realized gain resulting from such redemption in kind is shown on the Statement of operations.
7.  Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and in kind transactions, amounted to the following for the year ended December 31, 2019:
Portfolio	U.S. Government	Purchases	U.S. Government	Sales
500 Index Trust	—	$288,257,733	—	$152,288,476
American Asset Allocation Trust	—	102,674,304	—	188,727,746
American Global Growth Trust	—	19,506,648	—	38,112,193
American Growth Trust	—	100,544,416	—	152,184,961
American Growth-Income Trust	—	123,137,130	—	148,263,903
American International Trust	—	46,389,038	—	95,242,702
Blue Chip Growth Trust	—	594,078,520	—	898,832,962
Capital Appreciation Trust	—	212,274,629	—	330,802,583
Capital Appreciation Value Trust	$13,113,436	150,442,091	$21,150,709	204,689,181
Emerging Markets Value Trust	—	63,064,865	—	50,460,299
Equity Income Trust	—	283,738,003	—	469,184,468
Financial Industries Trust	—	45,399,866	—	95,828,057
Fundamental All Cap Core Trust	—	256,687,215	—	410,899,159
Fundamental Large Cap Value Trust	—	81,465,281	—	189,221,757
Global Trust	—	36,450,449	—	63,655,437
Health Sciences Trust	—	95,494,455	—	161,024,247
International Equity Index Trust	—	39,132,118	—	50,662,939
International Small Company Trust	—	13,924,858	—	34,336,445
International Value Trust	—	104,166,604	—	133,430,035
Lifestyle Aggressive Portfolio	—	6,823,620	—	7,243,795
Lifestyle Balanced Portfolio	—	105,740,269	—	108,852,259
Lifestyle Conservative Portfolio	—	39,211,295	—	48,345,180
Lifestyle Growth Portfolio	—	409,540,939	—	825,780,985
Lifestyle Moderate Portfolio	—	45,825,307	—	46,026,119
Mid Cap Index Trust	—	205,954,812	—	412,063,035
Mid Cap Stock Trust	—	474,329,692	—	583,507,965
Mid Value Trust	—	203,505,464	—	274,905,771
Mutual Shares Trust	7,938,100	28,578,051	14,570,959	25,357,145
Real Estate Securities Trust	—	451,413,911	—	460,888,006
Science & Technology Trust	—	672,666,523	—	855,464,353
Small Cap Index Trust	—	80,281,650	—	124,931,058
Small Cap Opportunities Trust	—	22,041,155	—	40,067,205
Small Cap Stock Trust	—	232,448,671	—	268,925,206
Small Cap Value Trust	—	93,037,094	—	179,219,847
Small Company Value Trust	—	42,365,653	—	50,974,831

Purchase and sale of securities, continued

Portfolio	U.S. Government	Purchases	U.S. Government	Sales
Strategic Equity Allocation Trust	—	$423,970,153	—	$1,928,476,076
Total Stock Market Index Trust	—	20,139,800	—	111,917,652
8.  Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying funds’ net assets. At December 31, 2019, the following portfolios held 5% or more of the net assets of the underlying funds shown below:
Portfolio	Affiliated Class NAV	Percentage of underlying portfolio net assets
Lifestyle Balance Portfolio	Select Bond Trust	6.0%
	Strategic Equity Allocation Trust	5.2%
Lifestyle Growth Portfolio	Strategic Equity Allocation Trust	44.9%
	Select Bond Trust	21.9%
Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
500 Index Trust
John Hancock Collateral Trust*	3,509,241	$3,308,687	$268,487,962	$(236,686,120)	$2,241	$(360)	$161,838	—	$35,112,410
Blue Chip Growth Trust
John Hancock Collateral Trust*	2,221,974	$36,100,458	$298,179,257	$(312,053,760)	$8,302	$(1,850)	$175,460	—	$22,232,407
Capital Appreciation Trust
John Hancock Collateral Trust*	1,599,235	$8,835,514	$189,687,243	$(182,524,521)	$3,675	$(447)	$87,974	—	$16,001,464
Capital Appreciation Value Trust
John Hancock Collateral Trust*	935,259	$1,921,001	$75,767,706	$(68,330,721)	$(18)	$(48)	$53,297	—	$9,357,920
Emerging Markets Value Trust
John Hancock Collateral Trust*	273,815	$3,219,466	$43,964,516	$(44,444,929)	$845	$(186)	$82,776	—	$2,739,712
Equity Income Trust
John Hancock Collateral Trust*	2,788,726	$17,959,492	$291,045,893	$(281,106,135)	$4,951	$(1,042)	$118,248	—	$27,903,159
Financial Industries Trust
John Hancock Collateral Trust*	212,575	—	$15,652,137	$(13,525,455)	$293	$(10)	$7,869	—	$2,126,965
Global Trust
John Hancock Collateral Trust*	578,896	$5,562,323	$107,848,230	$(107,619,518)	$1,655	$(426)	$103,981	—	$5,792,264
International Equity Index Trust
John Hancock Collateral Trust*	2,509,323	$12,354,991	$215,190,099	$(202,438,709)	$3,399	$(2,251)	$323,372	—	$25,107,529
International Small Company Trust
John Hancock Collateral Trust*	775,297	$9,037,157	$20,706,015	$(21,988,351)	$2,296	$275	$221,880	—	$7,757,392

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Value Trust
John Hancock Collateral Trust*	30,139	$4,153,152	$165,575,458	$(169,428,602)	$1,721	$(171)	$88,806	—	$301,558
Lifestyle Aggressive Portfolio
John Hancock Collateral Trust*	25,347	$552,919	$15,022,501	$(15,321,993)	$235	$(47)	$3,497	—	$253,615
Strategic Equity Allocation	1,489,347	25,448,082	5,421,099	(5,491,656)	731,890	4,124,320	521,891	$1,357,994	30,233,735
					$732,125	$4,124,273	$525,388	$1,357,994	$30,487,350
Lifestyle Balanced Portfolio
Select Bond	36,316,325	$460,227,551	$48,806,410	$(37,779,571)	$633,812	$28,550,759	$13,075,679	—	$500,438,961
Strategic Equity Allocation	25,145,615	440,774,144	56,933,859	(71,072,688)	9,498,641	74,322,025	9,183,625	$24,603,529	510,455,981
					$10,132,453	$102,872,784	$22,259,304	$24,603,529	$1,010,894,942
Lifestyle Conservative Portfolio
Select Bond	10,822,622	$143,977,300	$25,551,266	$(29,041,423)	$(154,878)	$8,803,472	$3,939,862	—	$149,135,737
Strategic Equity Allocation	1,836,647	36,337,378	13,660,029	(19,303,757)	3,217,110	3,373,174	691,553	$1,838,591	37,283,934
					$3,062,232	$12,176,646	$4,631,415	$1,838,591	$186,419,671
Lifestyle Growth Portfolio
Select Bond	132,115,561	$1,776,677,134	$93,309,904	$(159,824,321)	$(4,081,641)	$114,471,361	$47,879,446	—	$1,820,552,437
Strategic Equity Allocation	216,020,053	3,993,467,845	316,231,036	(665,287,615)	99,236,088	641,512,574	79,136,840	$212,049,184	4,385,159,928
					$95,154,447	$755,983,935	$127,016,286	$212,049,184	$6,205,712,365
Lifestyle Moderate Portfolio
Select Bond	13,516,397	$171,639,709	$24,314,242	$(20,565,881)	$197,956	$10,669,931	$4,852,288	—	$186,255,957
Strategic Equity Allocation	6,170,231	108,377,041	21,511,064	(25,460,238)	3,563,509	17,264,314	2,264,963	$6,040,877	125,255,690
					$3,761,465	$27,934,245	$7,117,251	$6,040,877	$311,511,647
Mid Cap Index Trust
John Hancock Collateral Trust*	4,970,932	$41,656,466	$259,518,743	$(251,448,719)	$16,559	$(5,393)	$190,002	—	$49,737,656
Mid Cap Stock Trust
John Hancock Collateral Trust*	7,595,947	$39,050,234	$746,492,969	$(709,543,985)	$10,056	$(6,507)	$237,536	—	$76,002,767
Mid Value Trust
John Hancock Collateral Trust*	6,232,767	$23,595,533	$364,894,081	$(326,132,105)	$6,273	$(588)	$106,893	—	$62,363,194
Mutual Shares Trust
John Hancock Collateral Trust*	289,884	$165,019	$53,269,509	$(50,534,058)	$(48)	$71	$32,448	—	$2,900,493
Science & Technology Trust
John Hancock Collateral Trust*	4,200,833	$56,515,024	$446,075,165	$(460,561,594)	$11,059	$(7,375)	$245,520	—	$42,032,279
Small Cap Index Trust
John Hancock Collateral Trust*	286,018	$34,202,762	$117,333,359	$(148,682,413)	$6,808	$1,292	$622,652	—	$2,861,808

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Small Cap Opportunities Trust
John Hancock Collateral Trust*	223,851	$1,451,499	$13,402,581	$(12,614,496)	$320	$(114)	$30,771	—	$2,239,790
Small Cap Stock Trust
John Hancock Collateral Trust*	2,957,007	$22,967,988	$222,364,920	$(215,750,843)	$8,147	$(3,288)	$127,476	—	$29,586,924
Small Cap Value Trust
John Hancock Collateral Trust*	1,338,632	$4,751,553	$97,412,450	$(88,768,813)	$(727)	$(516)	$22,782	—	$13,393,947
Small Company Value Trust
John Hancock Collateral Trust*	1,104,099	$5,486,087	$70,585,121	$(65,023,324)	$679	$(1,280)	$94,312	—	$11,047,283
Strategic Equity Allocation Trust
John Hancock Collateral Trust*	22,886,333	$105,166,728	$1,769,469,878	(1,645,646,116)	$25,406	$(22,116)	$1,940,341	—	$228,993,780
Total Stock Market Index Trust
John Hancock Collateral Trust*	1,585,046	$8,863,993	$65,805,558	$(58,811,718)	$3,004	$(1,344)	$251,727	—	$15,859,493
*	Refer to the Securities lending note within Note 2 for details regarding this investment.
9.  Investment in affiliates of advisor
Information regarding the portfolios’ fiscal year to date purchases and sales of affiliated investments of the advisor as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Equity Index Trust
Manulife Financial Corp.	72,200	$1,013,052	$159,896	$(148,681)	$(63,036)	$504,398	$46,994	—	$1,465,629
10.  Investment by affiliated funds
Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolios' net assets. The following fund(s) had an affiliate ownership of 5% or more of the portfolios' net assets:
Portfolio	Affiliated Concentration
Blue Chip Growth Trust	37.7%
Equity Income Trust	48.4%
Mid Cap Stock Trust	33.3%
Mid Value Trust	39.4%
Small Cap Value Trust	23.1%
Strategic Equity Allocation Trust	100.0%
11.  Interfund trading
The portfolios are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the portfolios from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the portfolios engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:

Interfund trading, continued

Portfolio	Purchases	Sales
Blue Chip Growth Trust	$135,640	—
Capital Appreciation Value Trust	170,334	$104,767
Global Trust	16,666	1,972
Health Sciences Trust	—	29,648
Mid Value Trust	950,400	396,381
Mutual Shares Trust	—	220,216
Small Company Value Trust	71,392	217,796
12.  Restricted securities
The portfolios may hold restricted securities which are restricted as to resale and the portfolios have limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at December 31, 2019:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Health Sciences Trust
Acerta Pharma BV, Class B	2-8-16	$128,018	4,276,305	—	—	4,276,305	0.1%	$395,986
Doximity, Inc.	4-10-14	152,390	31,611	—	—	31,611	0.1%	404,621
JAND, Inc., Class A	4-23-15	170,752	14,867	—	—	14,867	0.1%	269,985
JAND, Inc., Series D	4-23-15	381,289	33,198	—	—	33,198	0.2%	602,876
								$1,673,468
Mid Cap Stock Trust
Coupang LLC	11-20-14	$3,902,615	1,177,710	—	(470,548)	707,162	0.5%	$4,292,473
DraftKings, Inc.	12-4-14	1,551,991	1,058,486	—	—	1,058,486	0.5%	3,643,057
Essence Group Holdings Corp.	5-1-14	2,731,549	1,663,188	—	—	1,663,188	0.6%	4,656,926
JAND, Inc., Class A	4-23-15	345,543	28,798	—	—	28,798	0.1%	522,972
JAND, Inc., Series D	4-23-15	771,614	64,307	—	—	64,307	0.1%	1,167,815
Lookout, Inc., Series F	7-31-14	2,338,736	211,003	—	—	211,003	0.2%	1,521,332
MarkLogic Corp., Series F	4-27-15	2,909,989	253,035	—	—	253,035	0.3%	2,634,094
The Honest Company, Inc., Series C	8-20-14	2,080,622	75,561	—	—	75,561	0.3%	2,448,932
The We Company, Inc., Series D1	12-8-14	1,983,758	103,140	—	(10,807)	92,333	0.2%	1,372,992
The We Company, Inc., Series D2	12-8-14	1,700,068	81,039	—	—	81,039	0.2%	1,205,050
								$23,465,643
Science & Technology Trust
Airbnb, Inc., Series E	7-14-15	$802,846	8,624	—	—	8,624	0.1%	$1,028,326
DiDi Chuxing, Inc.	10-19-15	260,905	9,513	—	—	9,513	0.1%	484,517
								$1,512,843
Small Cap Stock Trust
DraftKings, Inc.	7-13-15	$1,234,765	327,094	—	—	327,094	0.4%	$1,125,780
MarkLogic Corp., Series F	4-27-15	1,781,885	153,423	—	—	153,423	0.5%	1,597,133
The Honest Company, Inc., Series D	8-3-15	1,233,280	26,954	—	—	26,954	0.3%	1,033,686
								$3,756,599
13.  Reorganization
Fiscal year ended December 31, 2019, portfolio mergers:
International Equity Index Trust. On September 24, 2019, the shareholders of International Growth Stock Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of International Equity Index Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.
The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio's shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.
The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 1, 2019. The following outlines the reorganization:

Reorganization, continued

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
International Equity Index Trust	International Growth Stock Trust	$63,458,368	$1,205,286	7,571,582	3,558,216	$755,776,592	$819,234,960
See Note 6 for capital shares issued in connection with the above referenced reorganizations.
Equity Income Trust. On September 24, 2019, the shareholders of Utilities Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Equity Income Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.
The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Porfolio in exchange for shares of the Acquiring Porfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Porfolio; and (c) the distribution to Acquired Porfolio's shareholders of such Acquiring Porfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.
The reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 1, 2019. The following outlines the reorganization:
Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Equity Income Trust	Utilities Trust	$72,886,236	4,356,954	4,939,783	$1,616,046,438	$1,688,932,674
See Note 6 for capital shares issued in connection with the above referenced reorganizations.
Fiscal year ended December 31, 2018, portfolio mergers:
Mid Cap Stock Trust. On April 10, 2018, the shareholders of Alpha Opportunities Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Mid Cap Stock Trust (the Acquiring Portfolio) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.
The reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 27, 2018. The following outlines the reorganization:
Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Mid Cap Stock Trust	Alpha Opportunities Trust	$117,164,941	13,259,152	6,214,975	$742,926,515	$860,091,456
See Note 6 for capital shares issued in connection with the above referenced reorganizations.
14.  Other matters
The Trust and several of its portfolios, including the 500 Index Trust, Equity Income Trust, Mid Value Trust and Total Stock Market Index Trust (the “portfolios”), have been named as defendants in a number of adversary proceedings in state and Federal courts across the country arising out of an $8 billion leveraged buyout (“LBO”) transaction in 2007 whereby the Tribune Company (“Tribune”) converted to a privately held company. In Kirchner v. FitzSimons, No.12-2652 (S.D.N.Y.) (the “FitzSimons Action”), the plaintiff alleges that Tribune insiders and shareholders were overpaid for their Tribune stock and is attempting to obtain from former shareholders the proceeds received in connection with the LBO. This claim was brought as a putative defendant class action that names certain shareholders as representatives of a potential class comprised of all Tribune shareholders that tendered their shares in the LBO and received proceeds as a result, including certain John Hancock mutual funds. Certain John Hancock mutual funds received a total of approximately $49 million in connection with the LBO. The total amounts at issue for the 500 Index Trust, Equity Income Trust, Mid Value Trust, and Total Stock Market Index Trust are approximately $600,000, $30.5 million, $1.8 million, and $114,000, respectively. In addition, a group of Tribune creditors filed fifty three actions in various state and federal courts against former Tribune shareholders asserting state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC Actions”). The FitzSimons Action and the SLCFC Actions have been consolidated with the majority of the other LBO-related lawsuits in a multidistrict litigation proceeding captioned in re Tribune Company Fraudulent Conveyance Litigation, No.11-md-2696 (S.D.N.Y.).

Other matters, continued

As of August 1, 2019, all claims in the FitzSimons Action had been dismissed by the District Court. However, on July 15, 2019, the plaintiff in the FitzSimons case filed a notice of appeal with the Second Circuit appealing, among other things, the dismissal of his intentional fraudulent transfer claim against the shareholder defendants; and the District Court’s denial of his motion for leave to amend the complaint to add a constructive fraudulent transfer claim against certain shareholder defendants.
The separate individual creditor actions remain at the Second Circuit pending a resolution of the state law plaintiffs’ request to have those actions sent back to the District Court for a determination of whether the Section 546(e) of the Bankruptcy Code - the statutory safe harbor for settlement payments continues to protect all share-holder defendants following the Supreme Court’s ruling in a separate case involving Section 546(e) Merit Management.
At this time, the portfolios cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the portfolios or if the portfolios enter into a settlement agreement with the plaintiffs, depending upon the circumstances, the payment of such judgement or settlement could have an adverse effect on the portfolios’ net asset value.
15.  Subsequent events
Effective February 12, 2020, Boston Partners Global Investors, Inc. (Boston Partners) replaced Templeton Investment Counsel, LLC as subadvisor to International Value Trust, and the portfolio’s name was changed to Disciplined Value International Trust.
On December 12, 2019, the Board of Trustees approved changing the subadvisor for Global Trust from Templeton Global Advisors Limited to Manulife Investment Management (US) LLC effective on or about April 27, 2020, and subject to approval by shareholders of Global Trust.
On December 12, 2019, the Board of Trustees approved changing the subadvisor for Mutual Shares Trust from Franklin Mutual Advisers, LLC to Manulife Investment Management (US) LLC effective on or about April 27, 2020, and subject to approval by shareholders of Mutual Shares Trust. The portfolio’s name will also be changed to Global Equity Trust effective on or about April 27, 2020. In addition, effective on or about April 27, 2020, the investment objective of the fund will be amended and restated in its entirety as follows: "To seek long-term capital appreciation."

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of 500 Index Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth–Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Trust, Health Sciences Trust, International Equity Index Trust, International Small Company Trust, Disciplined Value International Trust (formerly International Value Trust), Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Value Trust, Mutual Shares Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust and Total Stock Market Index Trust
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of 500 Index Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth–Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Trust, Health Sciences Trust, International Equity Index Trust, International Small Company Trust, International Value Trust, Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Value Trust, Mutual Shares Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust and Total Stock Market Index Trust (thirty seven of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, transfer agents, agent banks and brokers; when replies were not received from transfer agents, agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

John Hancock Variable Insurance Trust

Special shareholder meeting (unaudited)

Utilities Trust and International Growth Stock Trust held a Special Meeting of Shareholders on September 24, 2019. The following proposals were considered by the shareholders:

Proposal One:	Approval of Agreement and Plan of Reorganization providing for the reorganization of Utilities Trust into Equity Income Trust.

PROPOSAL ONE PASSED ON September 24, 2019.

	SHARES VOTED	% OF SHARES VOTED	% OF OUTSTANDING SHARES
For	16,720,725.967	96.824%	96.823%
Against	263,036.678	1.523%	1.523%
Abstain	285,604.269	1.653%	1.653%

Proposal Two:	Approval of Agreement and Plan of Reorganization providing for the reorganization of International Growth Stock Trust into International Equity Index Trust.

PROPOSAL TWO PASSED ON September 24, 2019.

	SHARES VOTED	% OF SHARES VOTED	% OF OUTSTANDING SHARES
For	2,792,163.089	79.375%	79.349%
Against	360,617.720	10.252%	10.248%
Abstain	364,923.207	10.373%	10.370%

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle Born: 1959	Trustee (since 2015)
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014–2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014–2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates[2] Born: 1946	Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005–2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014–2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012–2018), and Finance Committee Chairman (2014–2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

John Hancock Variable Insurance Trust

Trustees and officers information

Non-Independent Trustees3

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President and Non-Independent Trustee (since 2017)
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison Born: 1963	Non-Independent Trustee (since 2018)
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since) 2018; Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017–2019); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler Born: 1973	Secretary and Chief Legal Officer (since 2018); Assistant Secretary (2009–2018)
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the funds includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-344-1029.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

2	Member of the Audit Committee.

3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE All of each fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on the SEC’s website, sec.gov.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the trust

Trustees
Hassell H. McClellan, *Chairperson*
Steven R. Pruchansky, *Vice Chairperson*
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers
Andrew G. Arnott, *President*
Francis V. Knox, Jr., *Chief Compliance Officer*
Charles A. Rizzo, *Chief Financial Officer*
Salvatore Schiavone, *Treasurer*
Christopher (Kit) Sechler, *Secretary and Chief Legal Officer*

* Member of the Audit Committee
† Non-Independent Trustee

Investment advisor

John Hancock Variable Trust Advisers LLC
Boston, Massachusetts

JHT0A 12/19
2/20

1115015: 1219

John Hancock

John Hancock Variable Insurance Trust

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications, if available, electronically by calling John Hancock at 800-827-4546 (John Hancock Life Insurance) or 800-344-1029 (John Hancock Variable Annuities) or if your policy is held through another insurance company, please contact that company.

You may elect to receive all reports in paper, free of charge, at any time. You can inform your insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock or your financial intermediary or insurance company.

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Bond Trusts

Annual Report

December 31, 2019

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3
Shareholder expense example	15
Summary portfolio of investments (See below for each portfolio’s page #)	17
Statements of assets and liabilities	55
Statements of operations	58
Statements of changes in net assets	61
Financial highlights	63
Notes to financial statements	69
Report of independent registered public accounting firm	94
Trustees and officers information	95
For more information	98

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
Active Bond Trust	4	17
Core Bond Trust	5	19
Global Bond Trust	6	21
High Yield Trust	7	33
Investment Quality Bond Trust	8	35
Money Market Trust	9	40
Select Bond Trust	10	41
Short Term Government Income Trust	11	43
Strategic Income Opportunities Trust	12	45
Total Bond Market Trust	13	50
Ultra Short Term Bond Trust	14	51

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages we have set forth information regarding the performance of each fixed-income portfolio of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10 year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are also compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2019. The views expressed are those of the portfolio managers as of December 31, 2019, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation, are not deposits or other obligations of, or guaranteed by, banks and are subject to investment risks, including loss of the principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500, are trademarks of The McGraw-Hill Companies, Inc. Bloomberg Barclays is a registered trademark of Bloomberg LP. None of the portfolios is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in a portfolio.

3

Active Bond Trust

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Peter Farley, CFA, Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments, including mortgage-backed securities. The trust seeks an average duration of between 4 and 6 years, however, there is no limit on average maturity.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	37.6
U.S. Government Agency	27.0
U.S. Government	16.7
Collateralized mortgage obligations	8.4
Asset backed securities	7.6
Foreign government obligations	0.6
Municipal bonds	0.5
Capital preferred securities	0.2
Preferred securities	0.1
Short-term investments and other	1.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Active Bond Trust Series NAV shares returned 9.30% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%.

Environment  >  The U.S. bond market posted strong gains in 2019, generating its best calendar year performance since 2002. The robust bond market returns reflected a sharp decline in bond yields, driven primarily by changing economic conditions and central bank policy. Signs of decelerating economic activity emerged in early 2019 and continued throughout the year.

Geopolitical developments contributed to the economic challenges. The U.S.-China trade conflict continued to escalate, with tariffs weighing on global economic growth, while uncertainty surrounding Brexit led to a change in leadership in the U.K. By year end, renewed optimism about the U.S.-China “phase one” trade deal outweighed concerns of softening economic data and provided a boost to risk appetites.

As U.S. economic activity continued to decelerate and inflation remained benign, U.S. Federal Reserve (the Fed) lowered short-term interest rates three times between July and October, its first rate cuts in more than a decade. Following the October rate cut, however, the Fed indicated that it would be on hold pending further economic developments.

Slowing economic growth, low inflation and the Fed’s rate cuts led to a broad decline in U.S. Treasury bond yields. Short- and intermediate-term bond yields fell the most, resulting in a steeper U.S. Treasury yield curve.

From a sector perspective, corporate securities led the advance among investment-grade bonds, benefiting from continued investor demand for yield in a declining interest rate environment. Underperforming sectors included asset-backed securities, which tend to be shorter-term investments, and residential mortgage-backed securities, which faced concerns about an increase in refinancing activity as interest rates declined.

Individual security selection was the most significant detractor from the portfolio’s relative performance in 2019, particularly among mortgage-backed securities. Among individual securities, notable detractors included bonds issued by energy equipment and services companies Cameron International Corp. and Noble Holding International, Ltd., as well as media conglomerate Twenty-First Century Fox Inc. Leading contributors included telecommunication services providers Verizon Communications Inc. and CenturyLink, Inc., as well as media company ViacomCBS, Inc. We sold the position in Twenty-First Century Fox Inc. during the period.

The portfolio’s duration positioning was also a drag on relative performance. The duration was shorter than that of the benchmark throughout the year (average of 5.55 for the portfolio versus 5.78 for the benchmark), which meant that the portfolio did not benefit from falling interest rates as much as the benchmark did.

On the positive side, sector allocation aided relative performance. An overweight position in corporate bonds and an underweight position in U.S. Treasury securities added the most value. Moving from an underweight position to an overweight position in residential mortgage-backed securities over the course of the year also contributed to relative results. In contrast, overweight positions in commercial mortgage-backed securities detracted from performance compared with the benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I	9.25%	3.54%	5.35%	19.00%	68.38%
Active Bond Trust Series II	9.03%	3.33%	5.15%	17.79%	65.27%
Active Bond Trust Series NAV	9.30%	3.59%	5.41%	19.28%	69.37%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	8.72%	3.05%	3.75%	16.20%	44.45%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.71%, 0.91% and 0.66%, respectively, and the net expenses are 0.70%, 0.90% and 0.65%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

4

Core Bond Trust

Subadvisor: Wells Capital Management, Inc.
Portfolio Managers: Maulik Bhansali, CFA, Thomas J. O’Connor, CFA, Jarad Vasquez. Effective on December 31, 2020, Thomas O’Connor, CFA will be retiring as a portfolio manager.

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks total return consisting of income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government Agency	27.5
Corporate bonds	24.0
U.S. Government	23.9
Asset backed securities	11.0
Collateralized mortgage obligations	10.7
Foreign government obligations	0.6
Municipal bonds	0.5
Short-term investments	1.8

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Core Bond Trust Series I shares returned 8.32% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%.

Environment  >  After a tumultuous end to 2018, fixed income roared back early in 2019 with the U.S. Federal Reserve (the Fed) and other central banks pivoting to an easing campaign. By year’s end, the Fed lowered its key rate thrice by 25 basis points (bps) each time and proved to have helped prop up segments of a slowing economy, as evidenced by strong year-end economic data on housing and auto sales. While Brexit and U.S.-China trade tensions were of concern from the start of the year, other geopolitical issues also grabbed attention later, such as the Hong Kong protests and tensions in the Middle East. By year end, renewed optimism about the U.S.-China “phase one” trade deal outweighed concerns of softening economic data and provided a boost to risk appetites.

During the year, the Bloomberg Barclays U.S. Aggregate Bond Index® returned 8.72%. Within the sector components of the Index, Corporate Bonds produced the strongest excess returns, followed by Commercial Mortgage-Backed Securities (CMBS). All sector components delivered positive excess returns during the year.

In Corporate Bonds, security selection was the primary contributor to performance for the year, with sector exposure also contributing. Issuer positioning across most subsectors contributed, with consumers, banking and communications leading performance. Examples included overweights to Becton, Dickinson & Company, Celgene Corp. (sold during the year) and Bristol-Myers Squibb Company in health care; dynamic positioning in Indonesia within sovereigns; and relative-value positioning in communications’ holdings Charter Communications Operating LLC, Fox Corp. (sold during the year) and Verizon Communications, Inc.

In Agency Mortgages, a sector overweight and bottom-up security selection in 30-year conventional and Ginnie Mae mortgages contributed to performance. Positioning in higher coupon mortgages were the largest contributor to performance, with robust security selection opportunities throughout the year.

In Asset-Backed Securities (ABS), security selection was a detractor during the year, with private credit and Federal Family Education Loan Program (FFELP) student loan ABS accounting for the majority of the negative attribution. Sector overweights to ABS and CMBS were contributors to performance, as was positioning in rental car ABS, prime auto ABS, credit card ABS and AAA residential mortgage-backed securities (RMBS).

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Core Bond Trust Series I	8.32%	2.79%	3.92%	14.76%	46.89%
Core Bond Trust Series II	8.04%	2.58%	3.71%	13.56%	43.93%
Core Bond Trust Series NAV	8.34%	2.82%	3.96%	14.94%	47.52%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	8.72%	3.05%	3.75%	16.20%	44.45%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.67%, 0.87% and 0.62%, respectively, and the net expenses are 0.66%, 0.86% and 0.61%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

5

Global Bond Trust

Subadvisor: Pacific Investment Management Company, LLC
Portfolio Managers: Andrew Balls, Sachin Gupta, Lorenzo Pagani, Ph.D.

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that may be denominated in foreign currencies or U.S. dollars, and may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	29.3
U.S. Government Agency	25.8
Foreign government obligations	19.4
Collateralized mortgage obligations	10.4
U.S. Government	7.2
Asset backed securities	3.2
Municipal bonds	0.8
Capital preferred securities	0.3
Term loans	0.2
Preferred securities	0.1
Purchased options	0.1
Short-term investments	3.2

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Global Bond Trust Series I shares returned 6.38% and the Bloomberg Barclays Global Aggregate Bond Index returned 6.84%.

Environment  >  The beginning of 2019 was characterized by decelerating growth momentum which persisted and contributed to global central banks shifting toward more accommodative stances. As a result, the U.S. Federal Reserve (the Fed) adopted a “patient” approach, lowered its outlook for rate hikes in 2019 to zero, and signaled an end to its balance sheet unwind. The dovish pivot, along with optimism over U.S.-China trade negotiations, contributed to both falling yields and robust risk appetites — global equities surged higher, credit spreads tightened, oil prices climbed, and the dollar strengthened.

The second quarter was set with a backdrop of slowing global growth and a softened sentiment measure highlighting growing uncertainties about the economic outlook. U.S. equities set new all-time highs, credit spreads broadly tightened and sovereign yields fell.

During the third quarter, softening growth momentum and geopolitical uncertainties, including escalating U.S.-China trade tensions, weighed on investor sentiment. Amid the heightened uncertainty, central banks took accommodative actions. Global equities ended the quarter higher, credit spreads were about flat, and sovereign yields fell.

Renewed optimism about the U.S.-China “phase one” trade deal outweighed concerns of softening economic data and provided a boost to risk appetites throughout the fourth quarter. U.S. equities closed at new highs, credit spreads tightened, and the dollar weakened. Meanwhile, civil unrest and political uncertainty continued to persist in various regions across the world.

The portfolio’s currency positioning, particularly a long exposure to the British pound added to performance as the British pound appreciated against the U.S. Dollar. Additionally, a long dollar bias against the euro was additive to relative returns as the euro depreciated. Tactical currency positioning to the Japanese yen and within select Emerging Market currencies, such as the Turkish lira and Brazilian real, was negative for performance.

The portfolio’s U.S. interest rate positioning, particularly duration and yield positioning was a detractor from performance. Exposure to nominal rates in France, Italy, the U.K., and Australia were also negative. An overweight to local rates in Denmark added to performance as yields fell, and tactical exposures to German duration contributed to performance. Additionally, tactical interest rate exposure in the eurozone contributed to performance.

Within spread strategies, an overweight exposure to U.S. TIPS contributed to performance as breakevens, the differences between nominal and real duration, widened. However, these gains were outweighed by losses due to tactical exposures to Brazilian inflation linked securities.

Mortgage strategies contributed to performance over the year, particularly driven by non-agency mortgage exposure. Additionally, credit strategies were mixed over the year, as an underweight to investment grade corporates detracted and a tactical allocation to high yield corporates added, as spreads broadly tightened.

Exposure to German and core European interest rates, which added to relative performance, were partly facilitated through the use of interest rate swaps, swaptions, futures, and options. Currency positioning, which added to performance, was gained partially through currency forwards, currency swaps, and options. While credit strategies were overall positive for performance, the use of credit default swaps and options on credit default swap indices limited these gains.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Global Bond Trust Series I	6.38%	2.45%	3.47%	12.87%	40.61%
Global Bond Trust Series II	6.08%	2.24%	3.26%	11.70%	37.78%
Global Bond Trust Series NAV	6.37%	2.49%	3.51%	13.09%	41.19%
Bloomberg Barclays Global Aggregate Bond Index[2,3]	6.84%	2.31%	2.48%	12.08%	27.72%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that measures the performance of leading global bond markets.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.84%, 1.04% and 0.79%, respectively, and the net expenses are 0.83%, 1.03% and 0.78%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

6

High Yield Trust

Subadvisor: Western Asset Management Company
Portfolio Managers: Michael C. Buchanan, Walter E. Kilcullen, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high-yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations, and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	81.1
Term loans	6.6
Asset backed securities	4.5
Common stocks	0.9
Foreign government obligations	0.8
Preferred securities	0.7
Convertible bonds	0.7
Short-term investments and other	4.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, High Yield Trust Series I shares returned 15.66% and the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index returned 14.32%.

Environment  >  US GDP growth decelerated in 2019. Slower growth and low inflation caused UST yields to fall for most of the year, especially during the summer when US recession fears drove the 10-year UST yield briefly below 1.5%. After raising rates four times in 2018, the FOMC lowered the target range for Fed Funds three times in 2019 to 1.50%–1.75%. In December, it kept rates on hold, indicating current policy as “appropriate”.

Geopolitical concerns, chiefly ongoing trade war fears and Brexit anxiety, continued to cause volatility throughout the year. However, markets were buoyed by positive developments heading into year-end: (a) the US and China announced reaching a “Phase One” trade deal, (b) the USMCA trade deal passed the House of Representatives; it next heads to the Senate where it is expected to be approved and (c) Boris Johnson won a sizeable electoral majority in UK elections, clearing the path for Brexit.

During 2019, the portfolio outperformed its benchmark. The largest contributor to excess returns was security selection. Specifically, issuer tilts in the communications (overweight to outperforming Dish and Altice), energy (outperforming re-organized equity position Berry Petroleum), and basic industry (overweight to outperforming Freeport McMoran and First Quantum) subsectors were the top performers. The portfolio’s long duration positioning also benefitted relative returns as interest rates fell, 10-year UST from 2.69% to 1.92%. Sector allocations were the only material detractor over the year — overweight allocations to underperforming emerging markets and energy detracted but that drag was somewhat offset by an overweight to the outperforming banking sector. Lastly, the portfolio’s higher quality bias had a neutral impact on relative returns — an underweight allocation to CCC’s aided performance but opportunistic exposure to investment-grade credit and bank loans marginally detracted.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	15.66%	5.15%	6.67%	28.54%	90.79%
High Yield Trust Series II	15.50%	4.95%	6.46%	27.30%	86.95%
High Yield Trust Series NAV	15.99%	5.24%	6.75%	29.09%	92.12%
Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index[2,4]	14.32%	6.14%	7.55%	34.70%	107.10%
FTSE High Yield Market Index[3,4]	14.09%	5.87%	7.27%	33.01%	101.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index is an unmanaged index that measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S.
3	The FTSE High Yield Market Index (formerly Citigroup High Yield Market Index) is an unmanaged index that measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada. As of January 1, 2019, the trust replaced the FTSE High Yield Market Index with the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index as the benchmark to which the trust compares its performance.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.83%, 1.03% and 0.78%, respectively, and the net expenses are 0.82%, 1.02% and 0.77%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

7

Investment Quality Bond Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Robert D. Burn, CFA, Campe Goodman, CFA, III, Joseph F. Marvan, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide a high level of current income consistent with the maintenance of principal and liquidity, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The trust will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer-term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government Agency	33.1
Corporate bonds	21.5
U.S. Government	17.3
Collateralized mortgage obligations	13.6
Asset backed securities	8.3
Term loans	1.2
Foreign government obligations	1.1
Municipal bonds	0.8
Short-term investments	3.1

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Investment Quality Bond Trust Series I shares returned 9.36% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%.

Environment  >  Global fixed income markets generated largely positive total returns during the year, driven by a decline in sovereign yields across most markets, particularly in the first three quarters of the year. Geopolitical uncertainty remained elevated.

Global monetary policies continued along a more dovish path, in aggregate. The U.S. Federal Reserve (the Fed) cut rates three times before deciding to take a more patient approach on future adjustments. The European Central Bank launched a package of stimulus measures to exempt banks from negative interest rates.

For much of the year, sovereign yields fell due to global economic uncertainty, dovish shifts by central banks, and escalating trade tensions. However, yields began to increase as a U.S.-China “phase one” trade deal was reached by year end. A flight to safe-haven assets earlier in the year, in addition to accommodative Fed policy, led to a decline in U.S. yields. Persistent Brexit uncertainty contributed to lower yields in the U.K.

The portfolio outperformed the benchmark over the period amid a decline in sovereign yields and corporate spread tightening. Investment grade credit positioning, particularly within industrials and financials, was the largest contributor to relative outperformance; we continue to favor communications, as domestically-focused names continue to benefit from tax reform, free cash flow is relatively stable, and many are focused on debt reduction. The portfolio’s out-of-benchmark exposure to high yield issuers and bank loans contributed positively to performance. An allocation to securitized sectors (commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS), and collateralized loan obligations (CLOs)) also contributed favorably to relative results. Security selection within agency MBS pass-throughs had a negative impact on relative performance over the period.

Select exposure to emerging markets debt, reflecting our favorable view on emerging markets fundamentals, contributed to relative outperformance. Duration/yield curve positioning had a negligible impact on returns.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	9.36%	3.26%	4.25%	17.37%	51.68%
Investment Quality Bond Trust Series II	9.15%	3.05%	4.05%	16.20%	48.76%
Investment Quality Bond Trust Series NAV	9.35%	3.32%	4.31%	17.73%	52.51%
Bloomberg Barclays U.S. Aggregate Bond Index[2,4]	8.72%	3.05%	3.75%	16.20%	44.45%
Blended Index[3,4]	10.27%	3.38%	4.18%	18.07%	50.57%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
3	The Blended Index is composed of 50% Bloomberg Barclays U.S. Government Bond Index and 50% Bloomberg Barclays U.S. Credit Bond Index.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.73%, 0.93% and 0.68%, respectively, and the net expenses are 0.72%, 0.92% and 0.67%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

8

Money Market Trust

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Manager: Jeffrey Given

INVESTMENT OBJECTIVE & POLICIES  >   The trust seeks to obtain maximum current income, consistent with preservation of principal and liquidity, by investing in cash, U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

Portfolio Composition*	% of Total
U.S. Government Agency	67.0
Repurchase agreement	29.6
U.S. Government	3.4

*	As a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

Environment  >  The beginning of 2019 was marked by the U.S. Federal Reserve’s (the Fed) dramatic pivot from a cycle of interest rate increases to interest rate cuts. Over the course of the year, the Fed cut interest rates three times, at its July, September and October meetings, to end with a target range of 1.50% to 1.75%. Gross domestic product (“GDP”) growth was moderate through the first three quarters of 2019. GDP growth was 3.1% in the first quarter, rebounding from a slow fourth quarter of 2018, followed by more modest growth of 2.0% in the second quarter and 2.1% in the third quarter. Job growth averaged 180,000 per month through the first 11 months of 2019, compared with an average monthly gain of 223,000 in 2018.

Given the uncertain backdrop for financial markets for the past year, along with a flat-to-inverted interest rate curve, cash has been flooding into money market funds throughout the year. Money market assets have increased over $530 billion — growth that is expected to continue into 2020. The one-month London Interbank Offered Rate (“LIBOR”) began the year at 250 basis points (“bps”) and ended at 176 bps, while the three-month LIBOR began at 281 bps ended at 191 bps.

We have kept the portfolio’s weighted average maturity on the longer end of the spectrum as the Fed still seems more likely to cut interest rates than to increase them. This positioning contributed to the portfolio’s performance during the period. We also found value in floating rate securities with higher effective yields after the Fed’s last interest rate cut in October.

We will continue to highlight liquidity and diversification within the portfolio whenever possible, while also maintaining a longer duration (interest rate sensitivity) than usual to lock in higher yields for as long as possible.

9

Select Bond Trust

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks income and capital appreciation, by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	34.6
U.S. Government Agency	31.7
U.S. Government	13.4
Asset backed securities	10.3
Collateralized mortgage obligations	7.6
Foreign government obligations	0.5
Municipal bonds	0.1
Short-term investments and other	1.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Select Bond Trust Series NAV shares returned 9.01% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%.

Environment  >  The U.S. bond market posted strong gains in 2019, generating its best calendar year performance since 2002. The robust bond market returns reflected a sharp decline in bond yields, driven primarily by changing economic conditions and central bank policy. Signs of decelerating economic activity emerged in early 2019 and continued throughout the year.

Geopolitical developments contributed to the economic challenges. The U.S.-China trade conflict continued to escalate, with tariffs weighing on global economic growth, while uncertainty surrounding Brexit led to a change in leadership in the U.K. By year end, renewed optimism about the U.S.-China “phase one” trade deal outweighed concerns of softening economic data and provided a boost to risk appetites.

As U.S. economic activity continued to decelerate and inflation remained benign, the U.S. Federal Reserve (the Fed) lowered short-term interest rates three times between July and October, its first rate cuts in more than a decade. Following the October rate cut, however, the Fed indicated that it would be on hold pending further economic developments.

Slowing economic growth, low inflation and the Fed’s rate cuts led to a broad decline in U.S. Treasury bond yields, with short- and intermediate-term bond yields falling the most.

From a sector perspective, corporate securities led the advance among investment-grade bonds, while asset-backed securities and residential mortgage-backed securities lagged.

Sector allocation was the primary contributor to the portfolio’s relative performance in 2019. An overweight position in corporate bonds and an underweight position in U.S. Treasury securities added the most value. Moving from an underweight position to an overweight position in residential mortgage-backed securities over the course of the year also contributed to relative results. On the downside, overweight positions in asset-backed securities and commercial mortgage-backed securities detracted from performance compared with the benchmark.

The portfolio’s duration positioning had little impact on relative performance as the portfolio maintained a neutral duration compared with the benchmark throughout the year.

Individual security selection produced mixed results during the year. Leading contributors among the portfolio’s corporate bond holdings included technology hardware manufacturer Dell International LLC, telecommunication services provider Verizon Communications, Inc. and energy pipeline company Enterprise Products Operating LLC. Notable detractors included bonds issued by auto maker Ford Motor Credit Company LLC and financial services provider Cooperatieve Rabobank UA (not held at period end).

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Select Bond Trust Series I2	8.95%	3.05%	3.81%	16.19%	45.28%
Select Bond Trust Series II2	8.73%	2.84%	3.64%	15.02%	42.93%
Select Bond Trust Series NAV (began 7/29/09)	9.01%	3.10%	3.81%	16.48%	45.30%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	8.72%	3.05%	3.75%	16.20%	44.45%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	Series I and II were first offered on October 31, 2011. For periods prior to October 31, 2011, the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and II. Had the performance for periods prior to October 31, 2011 reflected Series I and/or Series II expenses, performance would be lower.
3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.65%, 0.85% and 0.60%, respectively, and the net expenses are 0.64%, 0.84% and 0.59%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

10

Short Term Government Income Trust

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income, consistent with preservation of capital, by investing at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities, or instrumentalities (U.S. government securities). Under normal circumstances, the trust’s effective duration is no more than three years. Maintaining a stable share price is a secondary goal.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government Agency	51.4
U.S. Government	40.1
Municipal bonds	4.5
Collateralized mortgage obligations	2.3
Short-term investments and other	1.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Short Term Government Income Trust Series NAV shares returned 3.44% and the Bloomberg Barclays U.S. Government 1-5 Year Index returned 4.23%.

Environment  >  Short-term U.S. government bonds posted solid gains in 2019, reflecting a sharp decline in short-term bond yields as economic conditions and central bank policy changed. Signs of decelerating U.S. economic activity emerged in early 2019 and continued throughout the year. Geopolitical developments, including an escalating U.S.-China trade conflict and continued uncertainty surrounding Brexit, contributed to the economic challenges. By year end, renewed optimism about the U.S.-China “phase one” trade deal outweighed concerns of softening economic data and provided a boost to risk appetites.

As economic activity continued to decelerate and inflation remained benign, the U.S. Federal Reserve (the Fed) lowered short-term interest rates three times between July and October, its first rate cuts in more than a decade. Following the October rate cut, however, the Fed indicated that it would be on hold pending further economic developments.

Slowing economic growth, low inflation and the Fed’s rate cuts led to a broad decline in U.S. government bond yields during the year, with short-term yields falling the most.

Duration positioning was the primary detractor from the portfolio’s relative performance in 2019. The portfolio’s duration (a measure of interest rate sensitivity) was shorter than that of the benchmark throughout the year, which meant that the portfolio did not benefit from falling interest rates as much as the benchmark did.

On the positive side, sector allocation aided relative performance. The portfolio’s emphasis on the higher-yielding segments of the short-term government bond market, including an overweight position in short-term U.S. government agency securities and non-benchmark position in residential mortgage-backed securities, added the most value during the year. This was partly offset by a non-benchmark position in commercial mortgage-backed securities, which detracted from performance compared with the benchmark.

Individual security selection was modestly positive for relative performance, particularly among the portfolio’s U.S. government agency securities.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Short Term Government Income Trust Series I2	3.39%	1.20%	1.34%	6.12%	14.25%
Short Term Government Income Trust Series II2	3.18%	0.99%	1.15%	5.07%	12.08%
Short Term Government Income Trust Series NAV (began 1/2/09)	3.44%	1.25%	1.39%	6.39%	14.82%
Bloomberg Barclays U.S. Government 1–5 Year Index[3,4]	4.23%	1.67%	1.71%	8.64%	18.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	Series I and Series II shares were first offered on April 30, 2010. For periods prior to April 30, 2010 the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to April 30, 2010 reflected Series I and/or Series II expenses, performance would be lower.
3	The Bloomberg Barclays U.S. Government 1-5 Year Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.68%, 0.88% and 0.63%, respectively, and the net expenses are 0.67%, 0.87% and 0.62%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

11

Strategic Income Opportunities Trust

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Christopher M. Chapman, CFA, Thomas C. Goggins, Daniel S. Janis, III, Kisoo Park

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income by investing primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and high-yield bonds. The trust may also invest in other types of debt securities and preferred stocks.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	46.1
Foreign government obligations	22.4
U.S. Government	9.0
Collateralized mortgage obligations	5.1
Preferred securities	4.9
Asset backed securities	3.7
U.S. Government Agency	2.8
Convertible bonds	1.8
Capital preferred securities	1.2
Common stocks	0.6
Short-term investments and other	2.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Strategic Income Opportunities Trust Series I shares returned 10.91% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%.

Environment  >  Over the first three months of 2019, weaker data and continued uncertainty pushed yields to multi-year lows in some areas of the world. An increasingly cautious tone from central banks supported positive risk sentiment, and the higher-risk segments of fixed income outperformed.

Volatility remained elevated leading up to the June G20 summit in Osaka and weighed on investor sentiment. The International Monetary Fund cited tensions in trade and technology.

Over the final three months, resolution probabilities increased for several global uncertainties. Renewed optimism about the U.S.-China “phase one” trade deal outweighed concerns of softening economic data. These improvements, coupled with the supportive monetary policies maintained by most major central banks, helped support risk assets.

In October, the U.S. Federal Reserve delivered its third consecutive 25-basis-point interest rate reduction and kept interest rates on hold in December, as the European Central Bank held rates steady. Many global central banks also reiterated a desire to maintain current levels of accommodative monetary policy.

Over the period, spreads on investment-grade and high-yield corporate bonds were tighter, while high-quality interest rates in developed markets moved lower. The U.S. Dollar Index, an average of the U.S. dollar against the major world currencies, was relatively unchanged.

Sector allocation contributed to the portfolio’s performance over the period, driven by overweight allocation to bank loans, convertible bonds and equities, combined with underweight allocation to U.S. Treasuries and agency mortgage-backed securities. However, country exposure in the eurozone, Canada and Norway detracted from performance. Selection within our corporate bond allocation contributed and currency management also contributed, primarily owing to overweight allocation to the Indonesian rupiah and Philippine peso. Lastly, duration positioning (interest rate sensitivity) detracted from performance, primarily in the U.S., where interest rates moved lower and our shorter-duration posture had a negative impact.

We maintain a relatively defensive posture in the portfolio from interest rate, credit and quality perspectives, while also focusing on portfolio liquidity to minimize the impact of potential short-term market volatility. We plan to monitor developments in China-U.S. trade negotiations, additional stimulus measures in China, the U.S. presidential election and central bank policy shifts to identify catalysts that may impact global growth and the current interest rate environment.

We continue to selectively embrace credit risk in the portfolio. However, given short-term uncertainty and lack of trends in currency markets, we plan to actively manage currency exposures and balance the longer-term, cyclical opportunities with the risk of continued headline-driven volatility.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Strategic Income Opportunities Trust Series I	10.91%	3.42%	5.59%	18.33%	72.22%
Strategic Income Opportunities Trust Series II	10.75%	3.23%	5.38%	17.21%	68.87%
Strategic Income Opportunities Trust Series NAV	11.00%	3.49%	5.64%	18.68%	73.07%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	8.72%	3.05%	3.75%	16.20%	44.45%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.74%, 0.94% and 0.69%, respectively, and the net expenses are 0.73%, 0.93% and 0.68%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

12

Total Bond Market Trust

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Manager: Peter Farley, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government	37.5
Corporate bonds	27.9
U.S. Government Agency	27.5
Collateralized mortgage obligations	2.8
Foreign government obligations	1.6
Municipal bonds	0.7
Short-term investments and other	2.0

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2019, Total Bond Market Trust Series NAV shares returned 8.30% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%.

Environment  >  The U.S. bond market posted strong gains in 2019, generating its best calendar year performance since 2002. The robust bond market returns reflected a sharp decline in bond yields, driven primarily by changing economic conditions and central bank policy. Signs of decelerating economic activity emerged in early 2019 and continued throughout the year.

Geopolitical developments contributed to the economic challenges. The U.S.-China trade conflict continued to escalate, with tariffs weighing on global economic growth, while uncertainty surrounding Brexit led to a change in leadership in the U.K. By year end, renewed optimism about the U.S.-China “phase one” trade deal outweighed concerns of softening economic data and provided a boost to risk appetites.

After raising its short-term interest rate target eight times between in December 2016 and December 2018, the U.S. Federal Reserve (the Fed) pivoted to a wait-and-see approach in early 2019. As U.S. economic activity continued to decelerate and inflation remained benign, the Fed lowered short-term interest rates three times between July and October, its first rate cuts in more than a decade. Following the October rate cut, however, the Fed indicated that it would be on hold pending further economic developments.

Slowing economic growth, low inflation and the Fed’s rate cuts led to a broad decline in U.S. Treasury bond yields. Short- and intermediate-term bond yields fell the most, resulting in a steeper U.S. Treasury yield curve.

From a sector perspective, corporate securities led the advance among investment-grade bonds, benefiting from continued investor demand for yield in a declining interest rate environment. Underperforming sectors included asset-backed securities, which tend to be shorter-term investments, and residential mortgage-backed securities, which faced concerns about an increase in refinancing activity as interest rates declined.

Individual security selection was the key detractor from the portfolio’s relative performance in 2019. Among the portfolio’s corporate bond holdings, notable detractors included financial services provider Citigroup, Inc., media company Twenty-First Century Fox Inc. and energy producer Chevron Corp. Leading contributors included bonds issued by industrial conglomerate General Electric Company, financial services provider HSBC Holdings PLC and communication services company AT&T, Inc.

The portfolio’s yield curve positioning detracted from relative performance. Although the portfolio maintained a neutral duration compared with the benchmark throughout the year, the maturity structure detracted from relative results.

On the positive side, sector allocation aided relative performance. A small overweight position in corporate bonds and a corresponding underweight position in U.S. Treasury securities added the most value during the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust Series I2	8.24%	2.73%	3.51%	14.43%	41.15%
Total Bond Market Trust Series II2	8.02%	2.53%	3.35%	13.28%	39.07%
Total Bond Market Trust Series NAV	8.30%	2.78%	3.54%	14.72%	41.57%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	8.72%	3.05%	3.75%	16.20%	44.45%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.
3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.58%, 0.78% and 0.53%, respectively, and the net expenses are 0.31%, 0.51% and 0.26%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

13

Ultra Short Term Bond Trust

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income, consistent with the maintenance of liquidity and the preservation of capital, by investing at least 80% of its net assets in a diversified portfolio of domestic, investment-grade debt securities. Debt securities may be issued by governments, companies, or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The trust may also invest in cash and cash equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	54.4
Asset backed securities	23.7
U.S. Government	8.3
U.S. Government Agency	1.7
Collateralized mortgage obligations	0.3
Short-term investments and other	11.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2019, Ultra Short Term Bond Trust Series I shares returned 3.12% and the ICE Bank of America Merrill Lynch 6-Month Treasury Bill Index returned 2.57%.

Environment  >  U.S. bonds maturing in less than one year posted positive returns in 2019, reflecting a sharp decline in short-term bond yields as economic conditions and central bank policy changed. Signs of decelerating U.S. economic activity emerged in early 2019 and continued throughout the year. Geopolitical developments, including an escalating U.S.-China trade conflict and continued uncertainty surrounding Brexit, contributed to the economic challenges. By year end, renewed optimism about the U.S.-China “phase one” trade deal outweighed concerns of softening economic data and provided a boost to risk appetites.

As economic activity continued to decelerate and inflation remained benign, the U.S. Federal Reserve (the Fed) lowered short-term interest rates three times between July and October, its first rate cuts in more than a decade. Following the October rate cut, however, the Fed indicated that it would be on hold pending further economic developments. Slowing economic growth, low inflation and the Fed’s rate cuts led to a broad decline in bond yields during the year, with short-term yields falling the most.

The portfolio’s pursuit of yield in a declining interest rate environment contributed to its relative performance in 2019. Throughout the year, the portfolio had a greater focus on securities with longer maturity dates than the benchmark. In addition to benefiting more from falling interest rates than the benchmark, these securities provided a yield advantage that boosted portfolio performance.

Higher yields were also a component of the portfolio’s sector allocation, which was another contributor to performance in 2019. The portfolio’s holdings of short-term corporate bonds and asset-backed securities, which represented more than three-quarters of the portfolio on average during the year, were significant contributors to both absolute and relative performance.

Among individual holdings, the leading contributors to performance included bonds issued by financial services providers Santander Holdings USA, Inc. and The Goldman Sachs Group, Inc., as well as media company ViacomCBS, Inc. Noteworthy detractors included financial services provider HSBC USA, Inc. and railroad operator CSX Corp.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	Since inception	5-year	Since inception
Ultra Short Term Bond Trust Series I (began 7/29/10)	3.12%	1.13%	0.64%	5.76%	6.20%
Ultra Short Term Bond Trust Series II (began 7/29/10)	2.91%	0.94%	0.44%	4.80%	4.25%
Ultra Short Term Bond Trust Series NAV (began 7/29/10)	3.08%	1.17%	0.69%	6.01%	6.67%
ICE BofA 6-Month Treasury Bill Index[2,3]	2.57%	1.26%	0.76%	6.48%	7.44%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The ICE BofA 6-Month Treasury Bill Index is an unmanaged index tracking 6-month U.S. government securities.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.68%, 0.88% and 0.63%, respectively, and the net expenses are 0.67%, 0.87% and 0.62%, respectively. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

14

John Hancock Variable Insurance Trust
Shareholder expense example

As a shareholder of a portfolio of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio
Active Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,023.60	$3.57	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Series II	Actual expenses/actual returns	1,000.00	1,022.70	4.59	0.90%
	Hypothetical example	1,000.00	1,020.70	4.58	0.90%
Series NAV	Actual expenses/actual returns	1,000.00	1,025.10	3.32	0.65%
	Hypothetical example	1,000.00	1,021.90	3.31	0.65%
Core Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,022.70	$3.36	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Series II	Actual expenses/actual returns	1,000.00	1,021.60	4.38	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%
Series NAV	Actual expenses/actual returns	1,000.00	1,022.60	3.11	0.61%
	Hypothetical example	1,000.00	1,022.10	3.11	0.61%
Global Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,009.80	$5.52	1.09%
	Hypothetical example	1,000.00	1,019.70	5.55	1.09%
Series II	Actual expenses/actual returns	1,000.00	1,008.60	6.53	1.29%
	Hypothetical example	1,000.00	1,018.70	6.56	1.29%
Series NAV	Actual expenses/actual returns	1,000.00	1,010.30	5.27	1.04%
	Hypothetical example	1,000.00	1,020.00	5.30	1.04%
High Yield Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,042.70	$3.86	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Series II	Actual expenses/actual returns	1,000.00	1,041.60	4.89	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
Series NAV	Actual expenses/actual returns	1,000.00	1,043.90	3.61	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
15

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio
Investment Quality Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,024.60	$3.83	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Series II	Actual expenses/actual returns	1,000.00	1,024.40	4.85	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
Series NAV	Actual expenses/actual returns	1,000.00	1,025.20	3.52	0.69%
	Hypothetical example	1,000.00	1,021.70	3.52	0.69%
Money Market Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,008.60	$1.67	0.33%
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%
Series II	Actual expenses/actual returns	1,000.00	1,007.60	2.68	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
Series NAV	Actual expenses/actual returns	1,000.00	1,008.90	1.42	0.28%
	Hypothetical example	1,000.00	1,023.80	1.43	0.28%
Select Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,024.80	$3.16	0.62%
	Hypothetical example	1,000.00	1,022.10	3.16	0.62%
Series II	Actual expenses/actual returns	1,000.00	1,023.60	4.18	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
Series NAV	Actual expenses/actual returns	1,000.00	1,024.60	2.96	0.58%
	Hypothetical example	1,000.00	1,022.30	2.96	0.58%
Short Term Government Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,007.50	$3.59	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Series II	Actual expenses/actual returns	1,000.00	1,006.40	4.60	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%
Series NAV	Actual expenses/actual returns	1,000.00	1,008.00	3.34	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Strategic Income Opportunities Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,028.60	$3.89	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Series II	Actual expenses/actual returns	1,000.00	1,028.10	4.91	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Series NAV	Actual expenses/actual returns	1,000.00	1,029.20	3.63	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Total Bond Market Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,024.00	$1.53	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Series II	Actual expenses/actual returns	1,000.00	1,022.00	2.55	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Series NAV	Actual expenses/actual returns	1,000.00	1,023.50	1.28	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Ultra Short Term Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,010.70	$3.09	0.61%
	Hypothetical example	1,000.00	1,022.10	3.11	0.61%
Series II	Actual expenses/actual returns	1,000.00	1,009.60	4.10	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Series NAV	Actual expenses/actual returns	1,000.00	1,011.20	2.84	0.56%
	Hypothetical example	1,000.00	1,022.40	2.85	0.56%
[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
16

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund's total net assets as of the report date. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.

Active Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 43.7%
U.S. Treasury Bonds - 6.8%
2.250%, 08/15/2049	$16,825,000	$16,301,847	2.2%
2.500%, 02/15/2045	4,501,000	4,586,739	0.6%
2.750%, 11/15/2042	6,695,000	7,136,163	1.0%
2.875%, 05/15/2049	5,000,000	5,504,928	0.8%
3.000%, 02/15/2047	11,632,000	13,053,830	1.8%
3.375%, 11/15/2048	2,300,000	2,772,102	0.4%
		49,355,609
U.S. Treasury Inflation Protected Securities - 0.2%
0.250%, 07/15/2029	1,780,602	1,797,685	0.2%
		1,797,685
U.S. Treasury Notes - 9.7%
1.500%, 11/30/2024	2,440,000	2,417,877	0.3%
1.625%, 09/30/2026	3,910,000	3,858,779	0.5%
1.750%, 11/15/2029	11,301,000	11,121,553	1.5%
2.000%, 07/31/2022 to 02/15/2025	3,700,000	3,741,833	0.5%
2.375%, 12/31/2020 (A)	2,500,000	2,517,454	0.4%
2.375%, 05/15/2027 to 05/15/2029	20,000,000	20,756,249	2.9%
2.750%, 02/15/2028	14,040,000	14,949,164	2.1%
2.875%, 08/15/2028	10,000,000	10,770,612	1.5%
		70,133,521
Federal Home Loan Mortgage Corp. - 6.5%
3.000%, 10/01/2031 to 12/01/2049	19,640,494	20,124,957	2.8%
3.500%, 10/01/2046 to 06/01/2049	15,851,652	16,589,130	2.3%
4.000%, 01/01/2041 to 12/01/2048	6,117,323	6,477,226	0.9%
4.500%, 09/01/2023 to 10/01/2041	2,454,565	2,657,993	0.4%
OTHER SECURITIES		1,075,437	0.1%
		46,924,743
Federal National Mortgage Association - 20.1%
3.000%, 07/01/2027 to 11/01/2049	22,369,324	22,871,981	3.3%
3.000%, TBA (B)	31,250,000	31,689,681	4.4%
3.500%, 06/01/2034 to 09/01/2049	15,620,348	16,368,530	2.1%
3.500%, TBA (B)	25,000,000	25,717,753	3.6%
4.000%, 10/01/2025 to 10/01/2048	14,753,786	15,665,641	2.1%
4.000%, TBA (B)	16,000,000	16,643,614	2.3%
4.500%, 08/01/2040 to 07/01/2048	8,521,605	9,182,817	1.3%
5.000%, 01/01/2022 to 02/01/2036	1,860,728	2,042,277	0.2%
5.500%, 09/01/2034 to 01/01/2037	2,378,606	2,668,432	0.4%
6.000%, 05/01/2035 to 02/01/2036	1,818,254	2,080,476	0.3%
OTHER SECURITIES		568,111	0.1%
		145,499,313
Active Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Government National Mortgage Association - 0.4%
4.000%, 02/15/2041	$1,882,137	$2,012,737	0.3%
OTHER SECURITIES		830,600	0.1%
		2,843,337
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $308,609,639)		$316,554,208
FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Argentina - 0.0%		9,787	0.0%
Germany - 0.2%		1,342,896	0.2%
Mexico - 0.1%		653,370	0.1%
Panama - 0.1%		690,068	0.1%
Qatar - 0.1%		775,416	0.1%
Saudi Arabia - 0.1%		717,562	0.1%
United Kingdom - 0.0%		163,474	0.0%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,107,662)		$4,352,573
CORPORATE BONDS - 37.6%
Communication services - 4.0%		29,147,499	4.0%
Consumer discretionary - 2.9%		21,183,391	2.9%
Consumer staples - 0.8%		5,968,740	0.8%
Energy - 5.7%		41,228,013	5.7%
Financials - 10.3%
Stifel Financial Corp. 4.250%, 07/18/2024	1,592,000	1,693,592	0.2%
OTHER SECURITIES		72,633,857	10.1%
		74,327,449
Health care - 2.4%
AbbVie, Inc. 3.200%, 11/21/2029 (C)	1,651,000	1,678,529	0.2%
OTHER SECURITIES		15,514,607	2.2%
		17,193,136
Industrials - 3.8%		27,932,400	3.8%
Information technology - 3.1%
Broadcom Corp. 3.875%, 01/15/2027	1,750,000	1,815,900	0.2%
Micron Technology, Inc. 5.327%, 02/06/2029	1,658,000	1,900,244	0.3%
PayPal Holdings, Inc. 2.850%, 10/01/2029 (A)	1,818,000	1,827,125	0.3%
OTHER SECURITIES		16,718,128	2.3%
		22,261,397
Materials - 1.2%		8,417,423	1.2%
Real estate - 2.1%		14,989,635	2.1%
Utilities - 1.3%		9,559,874	1.3%
TOTAL CORPORATE BONDS (Cost $256,546,703)		$272,208,957
CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%		1,292,625	0.2%
TOTAL CAPITAL PREFERRED SECURITIES (Cost $1,387,943)		$1,292,625
MUNICIPAL BONDS - 0.5%		3,256,736	0.5%
TOTAL MUNICIPAL BONDS (Cost $3,115,887)		$3,256,736

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS (D) - 0.0%
Financials - 0.0%		$182,416	0.0%
TOTAL TERM LOANS (Cost $196,922)		$182,416
COLLATERALIZED MORTGAGE OBLIGATIONS - 8.4%
Commercial and residential - 6.4%
Americold LLC Series 2010-ARTA, Class D, 7.443%, 01/14/2029 (C)	$1,789,000	1,837,516	0.3%
CD Mortgage Trust Series 2017-CD3, Class A4, 3.631%, 02/10/2050	1,800,000	1,925,412	0.3%
Morgan Stanley Capital I Trust Series 2012-C4, Class AS, 3.773%, 03/15/2045	2,371,500	2,430,932	0.3%
OTHER SECURITIES		40,027,950	5.5%
		46,221,810
Federal Home Loan Mortgage Corp. - 0.8%		5,646,059	0.8%
Federal National Mortgage Association - 0.6%
Series 2012-21, Class PA, 2.000%, 03/25/2041	2,433,485	2,419,925	0.3%
OTHER SECURITIES		2,139,784	0.3%
		4,559,709
Government National Mortgage Association - 0.6%		4,188,795	0.6%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $62,292,427)		$60,616,373
ASSET BACKED SECURITIES - 7.6%
BA Credit Card Trust Series 2017-A1, Class A1, 1.950%, 08/15/2022	3,730,000	3,730,373	0.5%
Capital One Multi-Asset Execution Trust Series 2015-A8, Class A8, 2.050%, 08/15/2023	3,500,000	3,505,254	0.5%
Capital One Multi-Asset Execution Trust Series 2016-A7, Class A7 (1 month LIBOR + 0.510%), 2.250%, 09/16/2024 (E)	3,123,000	3,140,369	0.4%
Chase Issuance Trust Series 2016-A3, Class A3 (1 month LIBOR + 0.550%), 2.290%, 06/15/2023 (E)	4,500,000	4,527,854	0.6%
Citibank Credit Card Issuance Trust Series 2017-A3, Class A3, 1.920%, 04/07/2022	3,000,000	2,999,839	0.4%
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7 (1 month LIBOR + 0.370%), 2.080%, 08/08/2024 (E)	3,000,000	3,007,716	0.4%
Active Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES (continued)
Credit-Based Asset Servicing & Securitization LLC Series 2006-MH1, Class B1, 6.250%, 10/25/2036 (C)	$2,560,000	$2,618,939	0.4%
OTHER SECURITIES		31,725,873	4.4%
TOTAL ASSET BACKED SECURITIES (Cost $54,762,955)		$55,256,217
PREFERRED SECURITIES - 0.1%
Consumer staples - 0.0%		188,360	0.0%
Financials - 0.0%		312,481	0.0%
Information technology - 0.1%		391,086	0.1%
Utilities - 0.0%		137,929	0.0%
TOTAL PREFERRED SECURITIES (Cost $963,232)		$1,029,856
ESCROW CERTIFICATES - 0.0%		5,304	0.0%
TOTAL ESCROW CERTIFICATES (Cost $0)		$5,304
SHORT-TERM INVESTMENTS - 11.3%
U.S. Government Agency - 0.6%
Federal Home Loan Bank Discount Note, 1.150%, 01/02/2020 *	1,708,000	1,708,000	0.2%
Federal Home Loan Mortgage Corp. Discount Note, 1.050%, 01/02/2020 *	1,841,000	1,841,000	0.3%
OTHER SECURITIES		508,000	0.1%
		4,057,000
Short-term funds - 10.6%
John Hancock Collateral Trust, 1.7338% (F)(G)	839,202	8,396,803	1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (F)	68,658,048	68,658,048	9.5%
		77,054,851
Repurchase agreement - 0.1%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $355,030 on 1-2-20, collateralized by $360,242 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $362,134)	$355,000	355,000	0.1%

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $100,003 on 1-2-20, collateralized by $105,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $105,940)	$100,000	$100,000	0.0%
		455,000
TOTAL SHORT-TERM INVESTMENTS (Cost $81,567,127)		$81,566,851
Total Investments (Active Bond Trust) (Cost $773,550,497) - 110.0%		$796,322,116	110.0%
Other assets and liabilities, net - (10.0)%		(72,098,800)	(10.0%)
TOTAL NET ASSETS - 100.0%		$724,223,316	100.0%
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $118,951,309 or 16.4% of the fund's net assets as of 12-31-19.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-19.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Core Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 54.0%
U.S. Treasury Bonds - 7.2%
2.250%, 08/15/2046 to 08/15/2049	$8,832,000	$8,565,430	0.8%
2.375%, 11/15/2049	4,565,000	4,544,485	0.4%
2.500%, 05/15/2046	10,131,000	10,330,401	1.0%
2.875%, 05/15/2043 to 05/15/2049	5,348,000	5,820,658	0.5%
3.000%, 11/15/2044	25,120,000	27,966,687	2.6%
3.125%, 02/15/2043 to 08/15/2044	18,295,000	20,747,444	1.9%
		77,975,105
U.S. Treasury Notes - 18.0%
1.125%, 09/30/2021	23,337,000	23,143,137	2.1%
Core Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.500%, 11/30/2021 to 11/30/2024	$18,757,000	$18,659,226	1.7%
1.625%, 12/15/2022 to 11/30/2026	50,298,000	49,974,700	4.6%
1.750%, 12/31/2024	9,258,000	9,278,099	0.9%
1.750%, 11/15/2029 (A)	9,365,000	9,216,294	0.8%
2.250%, 04/15/2022 to 11/15/2024	9,032,000	9,195,998	0.8%
2.375%, 02/29/2024 to 04/30/2026	8,811,000	9,106,251	0.9%
2.625%, 06/15/2021 to 01/31/2026	20,910,000	21,640,940	1.9%
2.750%, 04/30/2023 to 07/31/2023	26,748,000	27,711,462	2.5%
2.875%, 11/15/2021 to 11/30/2025	10,990,000	11,440,057	1.1%
OTHER SECURITIES		6,677,705	0.7%
		196,043,869
Federal Home Loan Mortgage Corp. - 6.4%
2.500%, 06/01/2028 to 11/01/2028	10,157,185	10,279,665	1.0%
3.000%, 06/01/2049 to 12/01/2049	5,443,597	5,538,914	0.4%
3.500%, 02/01/2048 to 11/01/2049	10,455,979	10,920,464	1.0%
4.000%, 01/01/2035 to 07/01/2049	32,138,823	34,183,650	3.1%
4.000%, 09/01/2049 (B)	7,808,974	8,341,922	0.8%
OTHER SECURITIES		792,077	0.1%
		70,056,692
Federal National Mortgage Association - 16.5%
2.500%, TBA (B)	10,200,000	10,082,204	0.9%
2.659%, (12 month LIBOR + 1.585%), 01/01/2046 (C)	3,625,605	3,670,844	0.3%
3.000%, 12/01/2034 to 12/01/2049	11,130,790	11,325,026	1.0%
3.000%, TBA (B)	5,500,000	5,577,384	0.5%
3.500%, 05/01/2049 to 12/01/2049	14,959,983	15,644,147	1.4%
4.000%, 07/01/2033 to 12/01/2049	63,515,042	67,502,956	6.3%
4.500%, 05/01/2034 to 08/01/2049	15,213,058	16,543,535	1.5%
5.000%, 07/01/2044 to 08/01/2049	32,414,838	35,854,325	3.4%
5.500%, 12/01/2048 to 06/01/2049	4,767,720	5,321,584	0.5%
OTHER SECURITIES		7,782,512	0.7%
		179,304,517
Government National Mortgage Association - 5.9%
3.000%, TBA (B)	8,800,000	9,028,269	0.8%
3.500%, 01/20/2048 to 09/20/2049	6,365,421	6,613,087	0.6%
3.500%, TBA (B)	11,900,000	12,264,284	1.1%
4.000%, 10/20/2047 to 08/20/2049	12,800,732	13,442,756	1.3%
4.500%, 08/15/2047 to 05/20/2049	5,791,496	6,258,850	0.5%

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
5.000%, 12/20/2039 to 09/20/2049	$16,051,533	$17,140,801	1.6%
		64,748,047
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $586,648,025)		$588,128,230
FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Japan - 0.1%		1,001,512	0.1%
Mexico - 0.3%		3,177,812	0.3%
Paraguay - 0.0%		573,414	0.0%
United Arab Emirates - 0.2%		1,752,471	0.2%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $6,270,572)		$6,505,209
CORPORATE BONDS - 25.2%
Communication services - 2.3%		25,035,445	2.3%
Consumer discretionary - 0.6%		7,023,627	0.6%
Consumer staples - 1.8%		19,533,312	1.8%
Energy - 2.9%		32,054,125	2.9%
Financials - 6.3%
Bank of America Corp. (2.456% to 10-22-24, then 3 month LIBOR + 0.870%) 10/22/2025	3,239,000	3,257,614	0.3%
OTHER SECURITIES		65,553,908	6.0%
		68,811,522
Health care - 3.7%
AbbVie, Inc. 2.300%, 11/21/2022 (D)	3,271,000	3,286,516	0.3%
OTHER SECURITIES		37,254,514	3.4%
		40,541,030
Industrials - 1.9%		20,412,873	1.9%
Information technology - 1.8%		19,775,626	1.8%
Materials - 0.9%		9,237,359	0.9%
Real estate - 0.9%		9,699,590	0.9%
Utilities - 2.1%		22,607,766	2.1%
TOTAL CORPORATE BONDS (Cost $264,359,001)		$274,732,275
MUNICIPAL BONDS - 0.5%		5,759,817	0.5%
TOTAL MUNICIPAL BONDS (Cost $4,976,239)		$5,759,817
COLLATERALIZED MORTGAGE OBLIGATIONS - 11.2%
Commercial and residential - 4.9%		53,151,290	4.9%
Federal Home Loan Mortgage Corp. - 2.3%
Series 4742, Class PA, 3.000%, 10/15/2047	4,604,286	4,713,132	0.4%
Series 4796, Class AK, 3.000%, 05/15/2048	3,112,879	3,163,795	0.3%
OTHER SECURITIES		16,738,575	1.6%
		24,615,502
Federal National Mortgage Association - 3.6%
Series 2016-48, Class MA, 2.000%, 06/25/2038	3,956,942	3,909,664	0.4%
Core Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
Series 414, Class A35, 3.500%, 10/25/2042	$3,128,191	$3,280,162	0.3%
OTHER SECURITIES		32,204,502	2.9%
		39,394,328
Government National Mortgage Association - 0.4%		4,956,719	0.4%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $120,486,234)		$122,117,839
ASSET BACKED SECURITIES - 11.6%
Hertz Vehicle Financing II LP Series 2017-2A, Class A, 3.290%, 10/25/2023 (D)	4,543,000	4,641,749	0.4%
Navient Student Loan Trust Series 2019-3A, Class A (1 month LIBOR + 0.830%), 2.622%, 07/25/2068 (C)(D)	4,432,271	4,391,285	0.4%
Nelnet Student Loan Trust Series 2005-1, Class A5 (3 month LIBOR + 0.110%), 2.050%, 10/25/2033 (C)	4,585,996	4,460,747	0.4%
Nelnet Student Loan Trust Series 2005-2, Class A5 (3 month LIBOR + 0.100%), 2.028%, 03/23/2037 (C)	5,308,966	5,148,481	0.5%
Nelnet Student Loan Trust Series 2005-3, Class A5 (3 month LIBOR + 0.120%), 2.048%, 12/24/2035 (C)	3,253,809	3,190,055	0.3%
Santander Revolving Auto Loan Trust Series 2019-A, Class A, 2.510%, 01/26/2032 (D)	3,518,000	3,500,948	0.3%
OTHER SECURITIES		100,674,456	9.3%
TOTAL ASSET BACKED SECURITIES (Cost $125,689,498)		$126,007,721
SHORT-TERM INVESTMENTS - 1.9%
Short-term funds - 1.9%
John Hancock Collateral Trust, 1.7338% (E)(F)	1,035,706	10,362,959	0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (E)	10,446,595	10,446,595	1.0%
		20,809,554
TOTAL SHORT-TERM INVESTMENTS (Cost $20,809,478)		$20,809,554
Total Investments (Core Bond Trust) (Cost $1,129,239,047) - 105.0%		$1,144,060,645	105.0%
Other assets and liabilities, net - (5.0)%		(54,229,048)	(5.0%)
TOTAL NET ASSETS - 100.0%		$1,089,831,597	100.0%
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Core Bond Trust (continued)
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $156,643,793 or 14.4% of the fund's net assets as of 12-31-19.
(E)	The rate shown is the annualized seven-day yield as of 12-31-19.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Global Bond Trust
		Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 48.2%
U.S. Treasury Bonds - 1.7%			$3,341,166	1.7%
U.S. Treasury Inflation Protected Securities - 5.8%
0.125%, 04/15/2022 (A)		$1,163,921	1,162,165	0.6%
0.375%, 07/15/2025		1,356,388	1,383,918	0.7%
0.500%, 01/15/2028		3,442,626	3,531,240	1.8%
2.500%, 01/15/2029		1,618,029	1,949,783	1.0%
OTHER SECURITIES			3,436,555	1.7%
			11,463,661
U.S. Treasury Notes - 3.0%
2.875%, 04/30/2025		5,400,000	5,712,689	2.9%
OTHER SECURITIES			304,306	0.1%
			6,016,995
Federal National Mortgage Association - 37.7%
3.000%, TBA (B)		11,700,000	11,857,304	6.0%
3.500%, TBA (B)		28,400,000	29,208,713	14.8%
4.000%, TBA (B)		30,100,000	31,323,735	15.9%
OTHER SECURITIES			2,100,654	1.0%
			74,490,406
Government National Mortgage Association - 0.0%			45,995	0.0%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $94,984,091)			$95,358,223
FOREIGN GOVERNMENT OBLIGATIONS - 28.3%
Australia - 0.2%			319,638	0.2%
Canada - 1.5%
Province of Quebec 3.000%, 09/01/2023	CAD	1,700,000	1,357,395	0.7%
OTHER SECURITIES			1,581,012	0.8%
			2,938,407
France - 2.1%
Government of France 2.000%, 05/25/2048 (C)	EUR	2,000,000	2,871,534	1.5%
Government of France 3.250%, 05/25/2045		700,000	1,227,116	0.6%
			4,098,650
Israel - 0.3%			560,770	0.3%
Italy - 4.6%
Republic of Italy 1.350%, 04/01/2030		1,400,000	1,561,586	0.8%
Republic of Italy 2.450%, 10/01/2023		2,950,000	3,563,205	1.8%
Republic of Italy 3.000%, 08/01/2029		1,300,000	1,679,420	0.9%
OTHER SECURITIES			2,377,776	1.1%
			9,181,987
Global Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan - 8.1%
Government of Japan 0.100%, 06/20/2029	JPY	220,000,000	$2,047,189	1.0%
0.500% 09/20/2046 to 03/20/2049	JPY	334,000,000	3,151,304	1.6%
Government of Japan 0.700%, 12/20/2048		217,000,000	2,152,481	1.1%
Government of Japan 1.600%, 03/20/2033		310,000,000	3,412,379	1.7%
Government of Japan, CPI Linked Bond 0.100%, 03/10/2028		171,977,100	1,627,099	0.8%
OTHER SECURITIES			3,564,361	1.9%
			15,954,813
Kuwait - 0.8%
State of Kuwait 3.500%, 03/20/2027		$1,500,000	1,609,620	0.8%
Lithuania - 0.6%			1,179,812	0.6%
Norway - 0.2%			447,249	0.2%
Peru - 0.7%
Republic of Peru 6.350%, 08/12/2028 (C)	PEN	3,400,000	1,189,850	0.6%
OTHER SECURITIES			287,028	0.1%
			1,476,878
Poland - 0.3%			643,437	0.3%
Qatar - 1.8%
State of Qatar 3.875%, 04/23/2023		$1,400,000	1,477,137	0.8%
4.500% 01/20/2022 to 04/23/2028		1,200,000	1,333,375	0.7%
OTHER SECURITIES			668,229	0.3%
			3,478,741
Saudi Arabia - 1.7%
Kingdom of Saudi Arabia 2.375%, 10/26/2021		1,200,000	1,203,694	0.6%
OTHER SECURITIES			2,226,465	1.1%
			3,430,159
Slovenia - 0.9%
Republic of Slovenia 5.250%, 02/18/2024 (C)		1,682,000	1,894,647	0.9%
South Korea - 0.1%			209,891	0.1%
Spain - 3.6%
Kingdom of Spain 0.600%, 10/31/2029 (C)	EUR	2,100,000	2,384,076	1.2%
Kingdom of Spain 1.450%, 04/30/2029 (C)		1,000,000	1,224,682	0.6%
OTHER SECURITIES			3,484,716	1.8%
			7,093,474
United Arab Emirates - 0.8%			1,537,925	0.8%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $53,896,815)			$56,056,098
CORPORATE BONDS - 42.8%
Australia - 0.2%			305,800	0.2%
Brazil - 0.5%			1,034,885	0.5%
Canada - 0.7%			1,449,670	0.7%

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Cayman Islands - 0.9%
QNB Finance, Ltd. (3 month LIBOR + 1.350%) 3.264%, 05/31/2021 (D)		$1,700,000	$1,711,710	0.9%
OTHER SECURITIES			543	0.0%
			1,712,253
China - 0.3%			520,653	0.3%
Denmark - 5.6%
Jyske Realkredit A/S 1.000%, 10/01/2050 to 10/01/2050	DKK	19,799,370	2,906,600	1.5%
Nordea Kredit Realkreditaktieselskab 2.000%, 10/01/2047 to 10/01/2050		9,414,884	1,464,775	0.7%
Nykredit Realkredit A/S 1.000%, 10/01/2050		16,900,000	2,466,943	1.2%
Nykredit Realkredit A/S 1.500%, 10/01/2050 to 10/01/2050		15,926,682	2,426,109	1.3%
OTHER SECURITIES			1,862,719	0.9%
			11,127,146
France - 0.8%			1,581,083	0.8%
Germany - 1.0%			2,038,425	1.0%
Guernsey, Channel Islands - 0.2%			418,511	0.2%
Hong Kong - 0.2%			426,998	0.2%
India - 0.3%			516,592	0.3%
Indonesia - 0.1%			220,589	0.1%
Ireland - 0.9%			1,848,018	0.9%
Italy - 0.9%			1,821,680	0.9%
Japan - 2.5%			4,931,770	2.5%
Jersey, Channel Islands - 0.2%			388,618	0.2%
Luxembourg - 0.5%			906,270	0.5%
Macau - 0.4%			761,512	0.4%
Netherlands - 0.7%			1,325,469	0.7%
Singapore - 1.0%			1,935,737	1.0%
Spain - 0.7%			1,374,581	0.7%
Supranational - 0.1%			134,202	0.1%
Sweden - 0.2%			460,758	0.2%
Switzerland - 0.6%
Credit Suisse AG 6.500%, 08/08/2023		$1,122,000	1,250,510	0.6%
			1,250,510
United Arab Emirates - 0.1%			200,362	0.1%
United Kingdom - 7.0%
Barclays PLC (4.610% to 2-15-22, then 3 month LIBOR + 1.400%) 02/15/2023		1,100,000	1,148,520	0.6%
Lloyds Bank PLC 6.500%, 03/24/2020	EUR	1,000,000	1,137,707	0.6%
The Royal Bank of Scotland Group PLC 2.500%, 03/22/2023		1,200,000	1,437,447	0.7%
OTHER SECURITIES			10,216,533	5.1%
			13,940,207
Global Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
United States - 16.2%
AT&T, Inc. (3 month LIBOR + 0.750%) 2.657%, 06/01/2021 (D)	$1,600,000	$1,609,496	0.8%
Aviation Capital Group LLC 4.125%, 08/01/2025 (C)	1,400,000	1,462,507	0.7%
Charter Communications Operating LLC 3.750%, 02/15/2028	1,300,000	1,346,873	0.7%
MUFG Americas Holdings Corp. 3.000%, 02/10/2025	2,800,000	2,853,579	1.4%
Penske Truck Leasing Company LP 3.950%, 03/10/2025 (C)	1,500,000	1,592,263	0.8%
United Technologies Corp. 3.650%, 08/16/2023	1,480,000	1,559,078	0.8%
OTHER SECURITIES		21,650,720	11.0%
		32,074,516
TOTAL CORPORATE BONDS (Cost $82,109,729)		$84,706,815
CAPITAL PREFERRED SECURITIES - 0.5%
United States - 0.5%		941,400	0.5%
TOTAL CAPITAL PREFERRED SECURITIES (Cost $840,000)		$941,400
MUNICIPAL BONDS - 1.2%
State of California (1 month LIBOR + 0.780%) 2.477%, 04/01/2047 (D)	1,200,000	1,204,500	0.6%
OTHER SECURITIES		1,089,656	0.6%
TOTAL MUNICIPAL BONDS (Cost $2,298,147)		$2,294,156
TERM LOANS (E) - 0.3%
United States - 0.3%		590,058	0.3
TOTAL TERM LOANS (Cost $585,983)		$590,058
COLLATERALIZED MORTGAGE OBLIGATIONS - 15.1%
Australia - 0.4%		768,688	0.4%
Canada - 0.8%		1,667,418	0.8%
United Kingdom - 4.1%		8,053,404	4.1%
United States - 9.8%
Countrywide Alternative Loan Trust Series 2007-OA3, Class 1A1 (1 month LIBOR + 0.140%), 1.932%, 04/25/2047 (D)	2,118,024	1,969,918	1.0%
Government National Mortgage Association Series 2004-68, Class ZC, 6.000%, 08/20/2034	1,114,462	1,243,524	0.6%
JPMorgan Alternative Loan Trust Series 2006-A5, Class 1A4 (1 month LIBOR + 0.240%), 2.032%, 10/25/2036 (D)	2,138,319	2,110,107	1.1%
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.900%, 10/25/2059 (C)(F)	1,950,889	1,960,930	1.0%
OTHER SECURITIES		12,223,179	6.1%
		19,507,658
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $30,285,628)		$29,997,168

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES - 4.7%
Cayman Islands - 0.9%			1,856,113	0.9%
Ireland - 0.6%			1,120,592	0.6%
Netherlands - 1.2%			2,423,925	1.2%
United States - 2.0%
CWABS Asset-Backed Certificates Trust Series 2005-4, Class MV5 (1 month LIBOR + 1.005%), 2.797%, 10/25/2035 (D)		$2,100,000	$2,097,634	1.1%
OTHER SECURITIES			1,737,933	0.9%
			3,835,567
TOTAL ASSET BACKED SECURITIES (Cost $9,086,394)			$9,236,197
COMMON STOCKS - 0.0%
United States - 0.0%			4,599	0.0%
TOTAL COMMON STOCKS (Cost $1,185)			$4,599
PREFERRED SECURITIES - 0.2%
United Kingdom - 0.2%			418,966	0.2%
TOTAL PREFERRED SECURITIES (Cost $410,172)			$418,966
ESCROW SHARES - 0.1%
United States - 0.1%			135,700	0.1%
TOTAL ESCROW SHARES (Cost $0)			$135,700
PURCHASED OPTIONS - 0.2%
Calls - 0.0%			5,394	0.0%
Puts - 0.2%			343,062	0.2%
TOTAL PURCHASED OPTIONS (Cost $231,904)			$348,456
SHORT-TERM INVESTMENTS - 4.6%
Foreign government - 2.6%
Japan Treasury Discount Bill (0.444)%, 01/10/2020 *	JPY	210,000,000	1,932,780	1.0%
Japan Treasury Discount Bill (0.223)%, 03/02/2020 *		150,000,000	1,380,873	0.7%
OTHER SECURITIES			1,839,289	0.9%
			5,152,942
Repurchase agreement - 2.0%
Repurchase Agreement with Royal Bank of Canada dated 12-31-19 at 1.600% to be repurchased at $2,100,187 on 1-2-20, collateralized by $1,942,000 U.S. Treasury Notes, 3.125% due 11-15-28 (valued at $2,136,724)		$2,100,000	2,100,000	1.1%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $1,598,049 on 1-2-20, collateralized by $1,620,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $1,634,496)		1,598,000	1,598,000	0.8%
Global Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Repurchase Agreement with Toronto-Dominion Bank dated 12-31-19 at 0.650% to be repurchased at $298,556 on 1-22-20, collateralized by GBP 200,000 U.K. Treasury Bonds, 1.750% due 1-22-49 (valued at $289,282)	GBP	225,194	$298,292	0.1%
			3,996,292
TOTAL SHORT-TERM INVESTMENTS (Cost $9,120,361)			$9,149,234
Total Investments (Global Bond Trust) (Cost $283,850,409) - 146.2%			$289,237,070	146.2%
Other assets and liabilities, net - (46.2)%			(91,411,988)	(46.2%)
TOTAL NET ASSETS - 100.0%			$197,825,082	100.0%
SECURITIES SOLD SHORT - (1.4)%
Government of Canada 2.750%, 12/01/2048 (B)	CAD	(2,600,000)	(2,448,731)	(1.2%)
Government of United Kingdom 1.750%, 01/22/2049	GBP	(200,000)	(289,282)	(0.2%)
TOTAL SECURITIES SOLD SHORT (Cost $(2,768,875))			$(2,738,013)
SALE COMMITMENTS OUTSTANDING - (0.0)%
Federal National Mortgage Association - (0.0)%
3.500%, TBA (B)		$(100,000)	$(103,679)	(0.0%)
TOTAL SALE COMMITMENTS OUTSTANDING (Cost $(103,578))			$(103,679)
Currency Abbreviations
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
PEN	Peruvian Nuevo Sol
Security Abbreviations and Legend
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
LIBOR	London Interbank Offered Rate
CPI	Consumer Price Index
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $47,789,101 or 24.2% of the fund's net assets as of 12-31-19.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
Global Bond Trust (continued)
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	28	Long	Mar 2020	$2,860,951	$2,812,377	$(48,574)
10-Year Japan Government Bond Futures	3	Long	Mar 2020	4,207,823	4,201,739	(6,084)
10-Year U.S. Treasury Note Futures	71	Long	Mar 2020	9,172,874	9,117,953	(54,921)
3-Year Australian Treasury Bond Futures	79	Long	Mar 2020	6,419,221	6,375,266	(43,955)
5-Year U.S. Treasury Note Futures	22	Long	Mar 2020	2,622,669	2,609,406	(13,263)
Euro-BTP Italian Government Bond Futures	56	Long	Mar 2020	9,042,622	8,948,653	(93,969)
Euro-Buxl Futures	5	Long	Mar 2020	1,141,604	1,112,614	(28,990)
German Euro BOBL Futures	39	Long	Mar 2020	5,862,708	5,845,818	(16,890)
Short-Term Euro-Buxl Futures	76	Long	Mar 2020	9,572,269	9,584,567	12,298
Ultra U.S. Treasury Bond Futures	5	Long	Mar 2020	935,632	908,281	(27,351)
10-Year Canada Government Bond Futures	21	Short	Mar 2020	(2,256,307)	(2,223,311)	32,996
Euro Schatz Futures	331	Short	Mar 2020	(41,585,997)	(41,548,389)	37,608
Euro-OAT Futures	31	Short	Mar 2020	(5,732,369)	(5,659,952)	72,417
German Euro BUND Futures	97	Short	Mar 2020	(18,833,532)	(18,550,131)	283,401
U.K. Long Gilt Bond Futures	31	Short	Mar 2020	(5,420,243)	(5,394,804)	25,439
						$130,162
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	563,000	USD	388,199	HUS	1/13/2020	$6,989	—
AUD	870,000	USD	593,944	SCB	1/13/2020	16,737	—
AUD	294,000	USD	199,954	HUS	2/14/2020	6,577	—
AUD	4,508,000	USD	3,083,675	SCB	2/14/2020	83,131	—
BRL	8,400,000	USD	2,084,005	BNP	1/3/2020	4,144	—
BRL	12,331,600	USD	3,164,589	CITI	1/3/2020	—	$(99,086)
BRL	11,621,620	USD	2,966,359	GSI	1/3/2020	—	(77,349)
BRL	720,720	USD	178,808	HUS	1/3/2020	356	—
BRL	8,651,172	USD	2,048,221	MSI	1/3/2020	102,368	—
BRL	9,493,874	USD	2,341,911	CITI	2/4/2020	16,000	—
CAD	1,044,000	USD	785,524	MSI	1/13/2020	18,507	—
CHF	8,000	USD	8,153	BNP	1/13/2020	117	—
CHF	206,000	USD	208,936	SCB	1/13/2020	4,026	—
CHF	1,054,000	USD	1,073,032	HUS	2/14/2020	19,039	—
CLP	135,269,000	USD	170,000	CITI	1/6/2020	9,902	—
CLP	56,455,920	USD	72,000	CITI	1/9/2020	3,088	—
CLP	1,568,000	USD	2,000	HUS	1/9/2020	85	—
CLP	42,384,600	USD	54,000	NWM	1/9/2020	2,373	—
CLP	107,686,160	USD	136,000	CITI	1/15/2020	7,237	—
CLP	100,408,520	USD	133,247	BARC	1/27/2020	327	—
CLP	747,200	USD	1,000	BNP	1/27/2020	—	(6)
CLP	44,599,080	USD	59,260	CITI	1/27/2020	71	—
CLP	122,966,250	USD	165,000	GSI	1/27/2020	—	(1,417)
CLP	400,184,200	USD	536,000	HUS	1/27/2020	—	(3,630)
CLP	135,269,000	USD	177,693	NWM	1/27/2020	2,257	—
CLP	93,360,940	USD	117,783	HUS	2/24/2020	6,448	—
CNY	4,422,915	USD	613,272	BOA	3/18/2020	21,008	—
CNY	2,347,282	USD	332,512	BARC	3/18/2020	4,105	—
CNY	4,008,000	USD	567,134	BNP	3/18/2020	7,643	—
CNY	7,261,500	USD	1,016,390	DB	3/18/2020	24,962	—
CNY	15,539,937	USD	2,203,768	GSI	3/18/2020	24,773	—
CNY	12,309,358	USD	1,733,491	HUS	3/18/2020	31,761	—
CNY	4,270,545	USD	596,003	SCB	3/18/2020	16,425	—
COP	5,022,763,816	USD	1,432,048	HUS	1/15/2020	95,170	—
The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CZK	4,079,213	USD	174,408	HUS	1/17/2020	$5,533	—
DKK	75,249,293	USD	11,169,158	GSI	1/2/2020	126,397	—
EUR	118,597	RON	588,217	BOA	3/16/2020	—	$(3,742)
EUR	103,264	RON	512,783	BNP	3/16/2020	—	(3,402)
EUR	104,022	RON	516,469	CITI	3/16/2020	—	(3,409)
EUR	104,117	RON	517,295	MSI	3/16/2020	—	(3,495)
EUR	179,000	USD	199,002	BOA	1/13/2020	1,908	—
EUR	12,269,244	USD	13,602,293	BOA	2/14/2020	196,102	—
EUR	485,000	USD	540,590	BNP	2/14/2020	4,857	—
EUR	98,000	USD	109,096	CITI	2/14/2020	1,118	—
EUR	1,882,000	USD	2,104,492	HUS	2/14/2020	12,067	—
EUR	31,000	USD	39,634	MSI	6/28/2021	—	(3,712)
GBP	2,776,489	USD	3,626,727	BNP	1/10/2020	51,760	—
GBP	294,000	USD	392,308	HUS	1/13/2020	—	(2,763)
HKD	10,642,205	USD	1,357,000	BARC	9/3/2020	7,021	—
HUF	44,267,082	USD	149,705	JPM	2/10/2020	605	—
IDR	35,696,290,825	USD	2,497,292	DB	3/18/2020	67,412	—
ILS	542,000	USD	156,667	CITI	1/16/2020	378	—
INR	129,222,180	USD	1,761,000	HUS	4/27/2020	30,435	—
INR	128,572,500	USD	1,750,000	BNP	5/4/2020	30,928	—
JPY	70,800,000	USD	652,114	CITI	1/10/2020	—	(394)
JPY	85,461,000	USD	786,288	MSI	1/14/2020	574	—
JPY	325,100,000	USD	3,009,248	BARC	2/14/2020	—	(10,979)
JPY	1,923,026,718	USD	17,764,404	HUS	2/14/2020	—	(29,083)
JPY	23,800,000	USD	219,958	UBS	2/14/2020	—	(460)
KRW	129,710,000	USD	109,000	BNP	1/6/2020	3,220	—
KRW	148,875,000	USD	125,000	HUS	1/6/2020	3,801	—
KRW	198,529,600	USD	167,000	BOA	1/9/2020	4,850	—
KRW	60,644,100	USD	51,000	CITI	1/9/2020	1,494	—
KRW	51,092,600	USD	43,000	BOA	1/10/2020	1,234	—
KRW	359,358,000	USD	303,000	CSFB	1/10/2020	8,119	—
KRW	4,742,400	USD	4,000	BARC	3/18/2020	111	—
KRW	2,646,521,545	USD	2,255,661	CITI	3/18/2020	38,460	—
KRW	278,585,000	USD	240,452	HUS	3/18/2020	1,038	—
MXN	10,205,355	USD	515,313	HUS	1/16/2020	23,440	—
MXN	1,859,634	USD	94,753	BNP	1/22/2020	3,329	—
MXN	22,116,000	USD	1,100,490	JPM	1/22/2020	65,971	—
MXN	12,645,000	USD	627,839	GSI	1/28/2020	38,485	—
MXN	323,000	USD	16,409	CITI	4/22/2020	399	—
MXN	23,975,634	USD	1,222,218	NWM	5/5/2020	23,087	—
MXN	5,764,000	USD	292,467	BNP	6/17/2020	5,063	—
MYR	2,649,596	USD	632,619	BARC	3/18/2020	16,141	—
NOK	5,377,000	USD	588,657	MSI	1/13/2020	23,839	—
NOK	3,025,000	USD	344,076	BNP	2/14/2020	542	—
NZD	292,000	USD	190,872	BNP	1/13/2020	5,720	—
NZD	610,000	USD	397,078	SCB	1/13/2020	13,611	—
PEN	253,752	USD	75,578	CITI	1/10/2020	997	—
PLN	1,004,000	USD	262,152	MLI	2/10/2020	2,515	—
PLN	2,999,352	USD	765,152	SCB	2/10/2020	25,514	—
RON	2,048,000	EUR	420,868	CITI	3/16/2020	4,074	—
RON	86,764	EUR	17,847	MSI	3/16/2020	154	—
RUB	58,740,330	USD	925,000	HUS	1/24/2020	19,710	—
RUB	56,668,203	USD	872,080	MSI	3/16/2020	33,611	—
SEK	1,897,961	USD	199,568	SCB	1/13/2020	3,173	—
SEK	3,406,165	USD	350,784	MSI	2/14/2020	13,614	—
SGD	531,543	USD	389,497	HUS	3/18/2020	6,002	—
THB	19,235,209	USD	637,244	BNP	3/18/2020	6,062	—
TWD	14,654,504	USD	491,000	BNP	2/3/2020	—	(21)
USD	201,225	AUD	293,000	MSI	1/13/2020	—	(4,441)
USD	2,066,116	BRL	8,400,000	BNP	1/3/2020	—	(22,034)
USD	3,013,745	BRL	12,331,601	CITI	1/3/2020	—	(51,758)
USD	2,918,189	BRL	11,621,620	GSI	1/3/2020	29,179	—
USD	176,000	BRL	720,720	HUS	1/3/2020	—	(3,163)
USD	2,146,320	BRL	8,651,172	MSI	1/3/2020	—	(4,268)
USD	510,187	CAD	678,000	BOA	1/10/2020	—	(11,964)
USD	3,804	CAD	5,000	BOA	1/13/2020	—	(46)
The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	392,344	CAD	521,000	HUS	1/13/2020	—	$(8,901)
USD	1,384,539	CHF	1,369,000	HUS	1/13/2020	—	(30,726)
USD	177,588	CLP	135,269,000	NWM	1/6/2020	—	(2,313)
USD	133,168	CLP	100,408,520	BARC	1/9/2020	—	(379)
USD	10,259	CLP	7,956,880	CITI	1/15/2020	—	(325)
USD	239,403	CLP	174,738,150	BOA	1/27/2020	$6,946	—
USD	138,000	CLP	103,019,860	CITI	1/27/2020	951	—
USD	595,116	CLP	431,113,580	CSFB	1/27/2020	21,600	—
USD	48,000	CLP	36,010,560	GSI	1/27/2020	95	—
USD	262,582	CNY	1,891,769	DB	3/18/2020	—	(8,712)
USD	1,564,686	CNY	11,143,451	HUS	3/18/2020	—	(33,366)
USD	151,000	COP	505,198,500	CITI	1/15/2020	—	(2,610)
USD	182,000	COP	608,517,000	GSI	1/15/2020	—	(3,025)
USD	799,368	COP	2,766,987,350	CITI	2/14/2020	—	(41,018)
USD	341,000	COP	1,157,865,500	GSI	2/14/2020	—	(10,666)
USD	87,423	CZK	2,000,000	BOA	1/10/2020	—	(801)
USD	87,401	CZK	2,000,000	HUS	1/10/2020	—	(823)
USD	6,700,676	DKK	45,179,306	BOA	1/2/2020	—	(81,120)
USD	671,520	DKK	4,510,000	BNP	1/2/2020	—	(5,469)
USD	393,142	DKK	2,645,000	CITI	1/2/2020	—	(3,895)
USD	2,131,119	DKK	14,295,000	HUS	1/2/2020	—	(14,682)
USD	1,317,366	DKK	8,865,000	JPM	1/2/2020	—	(13,345)
USD	10,632,514	DKK	71,159,293	GSI	4/1/2020	—	(115,136)
USD	196,556	EUR	176,000	HUS	1/13/2020	—	(986)
USD	394,730	EUR	355,121	SCB	1/13/2020	—	(3,857)
USD	149,415	EUR	135,000	BOA	2/14/2020	—	(2,411)
USD	760,178	EUR	679,000	CITI	2/14/2020	—	(3,449)
USD	1,555,051	EUR	1,395,000	HUS	2/14/2020	—	(13,812)
USD	628,424	GBP	478,000	BNP	1/10/2020	—	(4,864)
USD	1,236,041	GBP	948,000	HUS	1/10/2020	—	(19,936)
USD	122,000	HKD	958,615	BNP	9/3/2020	—	(867)
USD	1,237,000	HKD	9,721,583	SCB	9/3/2020	—	(9,024)
USD	373,000	IDR	5,318,234,000	HUS	3/18/2020	—	(9,104)
USD	1,781,147	INR	129,222,180	GSI	4/27/2020	—	(10,288)
USD	895,461	INR	64,341,500	BNP	5/4/2020	4,232	—
USD	891,354	INR	64,231,000	JPM	5/4/2020	1,656	—
USD	968,559	JPY	104,999,994	BARC	1/10/2020	2,026	—
USD	968,544	JPY	105,000,006	SCB	1/10/2020	2,011	—
USD	979,135	JPY	107,101,000	BARC	1/14/2020	—	(6,973)
USD	197,023	JPY	21,420,000	BNP	1/14/2020	—	(197)
USD	824,226	JPY	90,000,000	BNP	1/15/2020	—	(4,472)
USD	137,149	JPY	15,000,000	CITI	1/16/2020	—	(975)
USD	142,050	JPY	15,400,000	CITI	2/14/2020	22	—
USD	3,912,879	JPY	426,500,000	HUS	2/14/2020	—	(20,563)
USD	193,674	JPY	21,100,000	NWM	2/14/2020	—	(923)
USD	120,035	JPY	13,100,000	UBS	2/14/2020	—	(782)
USD	1,388,889	JPY	150,000,000	GSI	3/2/2020	4,206	—
USD	240,151	KRW	278,585,000	HUS	1/6/2020	—	(871)
USD	391,000	KRW	464,195,200	HUS	2/24/2020	—	(11,005)
USD	409,000	KRW	485,523,900	HUS	2/26/2020	—	(11,485)
USD	57,000	KRW	65,705,207	BNP	3/18/2020	44	—
USD	314,855	MXN	6,100,000	BOA	1/2/2020	—	(7,768)
USD	77,722	MXN	1,500,000	CITI	1/9/2020	—	(1,548)
USD	82,915	MXN	1,600,000	GSI	1/9/2020	—	(1,639)
USD	1,240,911	MXN	23,975,634	NWM	1/22/2020	—	(23,633)
USD	298,576	MXN	5,764,000	BNP	1/28/2020	—	(5,156)
USD	350,456	MXN	6,881,000	HUS	1/28/2020	—	(12,136)
USD	205,437	MXN	4,000,000	GSI	2/6/2020	—	(5,054)
USD	393,195	NOK	3,596,000	BNP	1/13/2020	—	(16,427)
USD	783,392	NOK	7,056,000	CITI	1/13/2020	—	(20,359)
USD	236,792	NOK	2,175,000	HUS	2/14/2020	—	(10,992)
USD	295,383	NZD	446,000	MSI	1/10/2020	—	(4,879)
USD	192,194	NZD	291,000	HUS	1/13/2020	—	(3,725)
USD	75,573	PEN	253,752	CITI	1/10/2020	—	(1,001)
USD	854,775	PEN	2,861,104	CITI	2/12/2020	—	(7,638)
USD	75,402	PEN	253,752	CITI	3/4/2020	—	(1,029)
The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	943,089	PLN	3,623,000	BNP	2/10/2020	—	$(11,977)
USD	321,615	PLN	1,233,000	JPM	2/10/2020	—	(3,419)
USD	2,569	SEK	24,000	BOA	1/13/2020	$5	—
USD	3,483	SEK	33,000	MSI	1/13/2020	—	(42)
USD	484,594	TWD	14,637,637	DB	3/18/2020	—	(7,572)
						$1,543,074	$(1,000,772)
WRITTEN OPTIONS
Options on exchange-traded futures contracts
Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
10-Year U.S. Treasury Note Futures	USD	130.00	Jan 2020	11	11,000	$ 4,744	$ (773)
10-Year U.S. Treasury Note Futures	USD	130.50	Jan 2020	6	6,000	1,603	(234)
						$ 6,347	$(1,007)
Puts
10-Year U.S. Treasury Note Futures	USD	127.00	Jan 2020	11	11,000	1,905	(1,289)
10-Year U.S. Treasury Note Futures	USD	127.50	Jan 2020	6	6,000	1,813	(1,313)
						$ 3,718	$(2,602)
						$10,065	$(3,609)
Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
U.S. Dollar versus Chinese Yuan Renminbi	SCB	USD	7.08	Jan 2020	923,000	$ 2,682	$ (354)
U.S. Dollar versus Chinese Yuan Renminbi	HUS	USD	7.14	Mar 2020	2,920,000	18,010	(5,805)
						$20,692	$(6,159)
Puts
Pound Sterling versus U.S. Dollar	GSI	GBP	1.29	Jan 2020	740,000	5,901	(548)
Pound Sterling versus U.S. Dollar	GSI	GBP	1.28	Jan 2020	746,000	6,008	(838)
U.S. Dollar versus Chinese Yuan Renminbi	SCB	USD	6.95	Jan 2020	923,000	2,428	(2,436)
						$14,337	$(3,822)
						$35,029	$(9,981)
* For this type of option, notional amounts are equivalent to number of contracts.
Interest rate swaptions
Description	Counterparty (OTC)	Floating rate index	Pay/receive floating rate	Exercise rate	Expiration date		Notional amount*	Premium	Value
Calls
2-Year Interest Rate Swap	GSI	3 month USD LIBOR	Receive	1.540%	Feb 2020	USD	4,400,000	$ 10,175	$ (2,067)
2-Year Interest Rate Swap	BOA	3 month USD LIBOR	Receive	1.570%	Feb 2020	USD	5,500,000	12,306	(3,402)
								$ 22,481	$ (5,469)
Puts
1-Year Interest Rate Swap	MSCS	3 month USD LIBOR	Pay	1.600%	Jun 2020	USD	14,400,000	24,000	(26,663)
1-Year Interest Rate Swap	MSCS	3 month USD LIBOR	Pay	1.600%	Jun 2020	USD	7,200,000	11,500	(13,196)
2-Year Interest Rate Swap	GSI	3 month USD LIBOR	Pay	1.540%	Feb 2020	USD	4,400,000	10,175	(13,367)
2-Year Interest Rate Swap	BOA	3 month USD LIBOR	Pay	1.570%	Feb 2020	USD	5,500,000	12,306	(14,249)
2-Year Interest Rate Swap	MSCS	6 month JPY LIBOR	Pay	0.047%	Jun 2020	JPY	337,000,000	1,111	(4,828)
3-Year Interest Rate Swap	DB	3 month USD LIBOR	Pay	1.456%	Aug 2020	USD	6,700,000	42,278	(62,177)
3-Year Interest Rate Swap	MSCS	3 month USD LIBOR	Pay	1.448%	Aug 2021	USD	5,000,000	44,534	(69,052)
3-Year Interest Rate Swap	CSFB	3 month USD LIBOR	Pay	1.399%	Aug 2021	USD	5,800,000	51,515	(85,305)
3-Year Interest Rate Swap	GSI	3 month USD LIBOR	Pay	1.880%	Sep 2021	USD	5,000,000	25,602	(36,721)
								$223,021	$(325,558)
								$245,502	$(331,027)
* For this type of option, notional amounts are equivalent to number of contracts.
The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
Credit default swaptions
Description	Counterparty (OTC)	Index	Buy/sell protection	Exercise rate	Expiration date		Notional amount*	Premium	Value
Calls
5-Year Credit Default Swap	DB	iTraxx Europe Series 32 Version 1	Buy	0.475%	Jan 2020	EUR	500,000	$ 274	$ (906)
5-Year Credit Default Swap	BARC	iTraxx Europe Series 32 Version 1	Buy	0.475%	Feb 2020	EUR	200,000	117	(428)
5-Year Credit Default Swap	BNP	iTraxx Europe Series 32 Version 1	Buy	0.450%	Feb 2020	EUR	300,000	166	(378)
5-Year Credit Default Swap	BNP	CDX.NA.IG.33	Buy	0.475%	Feb 2020	USD	400,000	200	(604)
5-Year Credit Default Swap	BNP	iTraxx Europe Series 32 Version 1	Buy	0.475%	Feb 2020	EUR	200,000	110	(428)
5-Year Credit Default Swap	BOA	CDX.NA.IG.33	Buy	0.475%	Feb 2020	USD	400,000	180	(606)
5-Year Credit Default Swap	CITI	iTraxx Europe Series 32 Version 1	Buy	0.475%	Feb 2020	EUR	400,000	298	(857)
5-Year Credit Default Swap	DB	iTraxx Europe Series 32 Version 1	Buy	0.425%	Feb 2020	EUR	300,000	116	(191)
5-Year Credit Default Swap	MLI	iTraxx Europe Series 32 Version 1	Buy	0.475%	Feb 2020	EUR	200,000	132	(428)
5-Year Credit Default Swap	BARC	iTraxx Europe Series 32 Version 1	Buy	0.425%	Mar 2020	EUR	1,000,000	528	(879)
5-Year Credit Default Swap	BNP	iTraxx Europe Series 32 Version 1	Buy	0.450%	Mar 2020	EUR	500,000	407	(759)
5-Year Credit Default Swap	BOA	iTraxx Europe Series 32 Version 1	Buy	0.425%	Mar 2020	EUR	700,000	431	(615)
5-Year Credit Default Swap	BOA	iTraxx Europe Series 32 Version 1	Buy	0.450%	Mar 2020	EUR	300,000	233	(455)
5-Year Credit Default Swap	DB	iTraxx Europe Series 32 Version 1	Buy	0.450%	Mar 2020	EUR	300,000	216	(455)
5-Year Credit Default Swap	GSI	iTraxx Europe Series 32 Version 1	Buy	0.450%	Mar 2020	EUR	400,000	345	(607)
5-Year Credit Default Swap	JPM	iTraxx Europe Series 32 Version 1	Buy	0.450%	Mar 2020	EUR	300,000	284	(455)
5-Year Credit Default Swap	JPM	iTraxx Europe Series 32 Version 1	Buy	0.425%	Mar 2020	EUR	200,000	121	(176)
								$ 4,158	$ (9,227)
Puts
5-Year Credit Default Swap	BNP	CDX.NA.IG.33	Sell	0.900%	Jan 2020	USD	400,000	525	—
5-Year Credit Default Swap	CITI	CDX.NA.IG.33	Sell	0.900%	Jan 2020	USD	400,000	525	—
5-Year Credit Default Swap	CITI	CDX.NA.IG.33	Sell	1.000%	Jan 2020	USD	600,000	510	—
5-Year Credit Default Swap	CSFB	CDX.NA.IG.33	Sell	0.900%	Jan 2020	USD	400,000	444	—
5-Year Credit Default Swap	DB	iTraxx Europe Series 32 Version 1	Sell	0.800%	Jan 2020	EUR	500,000	739	—
5-Year Credit Default Swap	BARC	iTraxx Europe Series 32 Version 1	Sell	0.800%	Feb 2020	EUR	200,000	402	(8)
5-Year Credit Default Swap	BNP	iTraxx Europe Series 32 Version 1	Sell	0.900%	Feb 2020	EUR	400,000	614	(6)
5-Year Credit Default Swap	BNP	CDX.NA.IG.33	Sell	0.800%	Feb 2020	USD	400,000	220	(8)
5-Year Credit Default Swap	BNP	iTraxx Europe Series 32 Version 1	Sell	0.800%	Feb 2020	EUR	500,000	762	(20)
5-Year Credit Default Swap	BOA	CDX.NA.IG.33	Sell	0.725%	Feb 2020	USD	400,000	280	(19)
5-Year Credit Default Swap	CITI	iTraxx Europe Series 32 Version 1	Sell	0.850%	Feb 2020	EUR	400,000	463	(9)
5-Year Credit Default Swap	DB	iTraxx Europe Series 32 Version 1	Sell	0.700%	Feb 2020	EUR	300,000	266	(30)
5-Year Credit Default Swap	MLI	iTraxx Europe Series 32 Version 1	Sell	0.900%	Feb 2020	EUR	200,000	242	(3)
5-Year Credit Default Swap	BARC	iTraxx Europe Series 32 Version 1	Sell	0.700%	Mar 2020	EUR	1,000,000	1,180	(288)
5-Year Credit Default Swap	BNP	iTraxx Europe Series 32 Version 1	Sell	0.800%	Mar 2020	EUR	600,000	768	(93)
5-Year Credit Default Swap	BOA	iTraxx Europe Series 32 Version 1	Sell	0.700%	Mar 2020	EUR	700,000	778	(201)
5-Year Credit Default Swap	BOA	iTraxx Europe Series 32 Version 1	Sell	0.800%	Mar 2020	EUR	300,000	366	(46)
5-Year Credit Default Swap	DB	iTraxx Europe Series 32 Version 1	Sell	0.800%	Mar 2020	EUR	200,000	299	(31)
5-Year Credit Default Swap	GSI	iTraxx Europe Series 32 Version 1	Sell	0.800%	Mar 2020	EUR	400,000	405	(62)
5-Year Credit Default Swap	JPM	iTraxx Europe Series 32 Version 1	Sell	0.800%	Mar 2020	EUR	300,000	345	(46)
5-Year Credit Default Swap	JPM	iTraxx Europe Series 32 Version 1	Sell	0.700%	Mar 2020	EUR	200,000	220	(58)
								$10,353	$ (928)
								$14,511	$(10,155)
* For this type of option, notional amounts are equivalent to number of contracts.
Inflation floors
Description	Counterparty (OTC)	Initial index	Exercise index	Expiration date		Notional amount*	Premium	Value
CPURNSA Index	CITI	217.965	Maximum of ((1+0.0%)[10] - (Final Index/Index Initial)) or $0	Sep 2020	USD	1,900,000	$24,510	—
							$24,510	—
* For this type of option, notional amounts are equivalent to number of contracts.
Interest rate floors
Description	Counterparty (OTC)	Strike rate	Floating rate index	Expiration date		Notional amount*	Premium	Value
1 Year Interest Rate Floor	MSCS	0.000%	1-Month USD LIBOR	Oct 2022	USD	3,500,000	$3,608	$(1,115)
1 Year Interest Rate Floor	MSCS	0.000%	1-Month USD LIBOR	Oct 2022	USD	1,750,000	1,728	(558)
							$5,336	$(1,673)
* For this type of option, notional amounts are equivalent to number of contracts.
The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BNP	1,200,000	ILS	ILS TELBOR Reuters	Fixed 1.180%	Annual	Quarterly	Jan 2024	—	$15,892	$15,892
BNP	6,100,000	CNY	CNY CNREPOFIX Reuters	Fixed 3.005%	Quarterly	Quarterly	Jun 2024	—	3,636	3,636
BNP	400,000	ILS	ILS TELBOR Reuters	Fixed 1.786%	Annual	Quarterly	May 2029	—	11,273	11,273
BOA	11,800,000	CNY	CNY CNREPOFIX Reuters	Fixed 3.025%	Quarterly	Quarterly	Jun 2024	—	8,475	8,475
CITI	3,500,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.935%	Quarterly	Quarterly	Apr 2024	—	1,083	1,083
CITI	4,400,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.898%	Quarterly	Quarterly	Jul 2024	—	(69)	(69)
CITI	800,000	ILS	ILS TELBOR Reuters	Fixed 1.755%	Annual	Quarterly	Apr 2029	—	21,867	21,867
GSCM	3,300,000	USD	1 month LIBOR + 0.086%	3 month LIBOR	Quarterly	Quarterly	Apr 2023	—	727	727
GSCM	2,500,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.930%	Quarterly	Quarterly	Apr 2024	—	697	697
GSCM	4,800,000	CNY	CNY CNREPOFIX Reuters	Fixed 3.010%	Quarterly	Quarterly	Jun 2024	—	3,007	3,007
GSCM	1,389,000,000	KRW	KRW CD KSDA Bloomberg	Fixed 1.785%	Quarterly	Quarterly	Mar 2029	—	44,380	44,380
GSCM	700,000	ILS	ILS TELBOR Reuters	Fixed 1.780%	Annual	Quarterly	Apr 2029	—	19,677	19,677
GSCM	700,000	ILS	ILS TELBOR Reuters	Fixed 1.779%	Annual	Quarterly	Apr 2029	—	19,600	19,600
HUS	800,000	ILS	ILS TELBOR Reuters	Fixed 1.785%	Annual	Quarterly	Apr 2029	—	22,580	22,580
JPM	700,000	ILS	ILS TELBOR Reuters	Fixed 1.775%	Annual	Quarterly	Apr 2029	$295	19,265	19,560
MSI	17,700,000	CNY	CNY CNREPOFIX Reuters	Fixed 3.200%	Quarterly	Quarterly	Jun 2024	—	31,643	31,643
NOM	1,250,000,000	KRW	KRW CD KSDA Bloomberg	Fixed 1.725%	Quarterly	Quarterly	Mar 2024	—	17,765	17,765
SCB	15,300,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.788%	Quarterly	Quarterly	Jul 2024	—	(11,055)	(11,055)
SCB	23,000,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.840%	Quarterly	Quarterly	Jul 2024	—	(9,635)	(9,635)
SCB	216,000,000	KRW	KRW CD KSDA Bloomberg	Fixed 1.795%	Quarterly	Quarterly	Mar 2029	—	7,070	7,070
								$295	$227,878	$228,173
Centrally cleared	1,820,000	NZD	NZD BBR FRA	Fixed 2.500%	Semi-Annual	Quarterly	Feb 2020	363	11,103	11,466
Centrally cleared	14,400,000	USD	1 month LIBOR + 0.117%	3 month LIBOR	Quarterly	Quarterly	Mar 2020	—	4,451	4,451
Centrally cleared	68,000,000	USD	Fixed 1.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2020	311,381	(271,990)	39,391
Centrally cleared	9,300,000	USD	Fixed 2.500%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2021	(127,080)	(19,105)	(146,185)
Centrally cleared	3,700,000	USD	Fixed 1.500%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2021	13,199	1,636	14,835
Centrally cleared	8,800,000	USD	1 month LIBOR + 0.091%	3 month LIBOR	Monthly	Quarterly	Mar 2022	(358)	1,119	761
Centrally cleared	11,200,000	GBP	GBP LIBOR BBA	Fixed 0.750%	Semi-Annual	Semi-Annual	Mar 2022	(13,068)	1,934	(11,134)
Centrally cleared	29,600,000	USD	1 month LIBOR + 0.084%	3 month LIBOR	Quarterly	Quarterly	Apr 2022	—	4,591	4,591
Centrally cleared	7,000,000	USD	1 month LIBOR + 0.084%	3 month LIBOR	Quarterly	Quarterly	Jun 2022	—	4,721	4,721
Centrally cleared	2,100,000	EUR	Fixed -0.300%	EUR EURIBOR Reuters	Annual	Semi-Annual	Jun 2022	94	2,010	2,104
Centrally cleared	8,500,000	USD	1 month LIBOR + 0.085%	3 month LIBOR	Quarterly	Quarterly	Jun 2022	(314)	(35,287)	(35,601)
Centrally cleared	8,600,000	MXN	MXN TIIE Banxico	Fixed 5.825%	Monthly	Monthly	Jan 2023	(24,375)	14,557	(9,818)
Centrally cleared	16,300,000	USD	1 month LIBOR + 0.073%	3 month LIBOR	Quarterly	Quarterly	Apr 2023	—	3,630	3,630
Centrally cleared	8,200,000	ZAR	ZAR JIBAR SAFEX	Fixed 7.250%	Quarterly	Quarterly	Jun 2023	2,553	6,967	9,520
Centrally cleared	2,650,000	USD	Fixed 1.305%	USD LIBOR BBA	Semi-Annual	Quarterly	Aug 2023	—	28,016	28,016
Centrally cleared	11,200,000	USD	Fixed 1.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2023	163,890	(220,839)	(56,949)
Centrally cleared	2,100,000	USD	Fixed 1.298%	USD LIBOR BBA	Semi-Annual	Quarterly	Aug 2024	—	25,369	25,369
Centrally cleared	2,450,000	USD	Fixed 1.249%	USD LIBOR BBA	Semi-Annual	Quarterly	Aug 2024	—	32,752	32,752
Centrally cleared	1,000,000	USD	Fixed 1.360%	USD LIBOR BBA	Semi-Annual	Quarterly	Sep 2024	—	10,686	10,686
Centrally cleared	3,600,000	USD	1 month LIBOR + 0.105%	3 month LIBOR	Quarterly	Quarterly	Sep 2024	—	(962)	(962)
Centrally cleared	3,400,000	USD	1 month LIBOR + 0.102%	3 month LIBOR	Quarterly	Quarterly	Oct 2024	—	(715)	(715)
Centrally cleared	9,800,000	EUR	EUR EURIBOR Reuters	Fixed -0.500%	Annual	Semi-Annual	Mar 2025	(92,862)	(133,956)	(226,818)
Centrally cleared	1,200,000	USD	Fixed 2.696%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Apr 2025	—	(79,003)	(79,003)
Centrally cleared	1,200,000	USD	Fixed 2.684%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Apr 2025	(29)	(78,133)	(78,162)
Centrally cleared	4,100,000	GBP	GBP LIBOR BBA	Fixed 1.000%	Semi-Annual	Semi-Annual	Jun 2025	33,214	(4,998)	28,216
Centrally cleared	2,900,000	CZK	CZK PRIBOR PRBO	Fixed 1.913%	Annual	Semi-Annual	Jan 2029	—	2,622	2,622
Centrally cleared	1,400,000	USD	1 month LIBOR + 0.088%	3 month LIBOR	Quarterly	Quarterly	May 2029	—	347	347
Centrally cleared	3,700,000	CAD	CAD BA CDOR	Fixed 2.500%	Semi-Annual	Semi-Annual	Dec 2056	86,613	(1,277)	85,336
Centrally cleared	1,300,000	EUR	EUR EURIBOR Reuters	Fixed 1.310%	Annual	Semi-Annual	Jun 2029	39,481	23,198	62,679
Centrally cleared	1,100,000	CAD	CAD BA CDOR	Fixed 1.713%	Semi-Annual	Semi-Annual	Oct 2029	211	(34,700)	(34,489)
Centrally cleared	12,000,000	JPY	JPY LIBOR BBA	Fixed 0.035%	Semi-Annual	Semi-Annual	Nov 2029	(515)	(500)	(1,015)
Centrally cleared	600,000	USD	Fixed 2.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2029	(7,516)	2,461	(5,055)
Centrally cleared	3,000,000	CAD	CAD BA CDOR	Fixed 1.900%	Semi-Annual	Semi-Annual	Dec 2029	48,839	(104,677)	(55,838)
Centrally cleared	500,000	USD	Fixed 1.500%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2029	7,165	11,726	18,891
Centrally cleared	4,100,000	USD	Fixed 1.625%	USD LIBOR BBA	Semi-Annual	Quarterly	Jan 2030	(73,166)	181,357	108,191
Centrally cleared	2,000,000	USD	Fixed 2.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Jan 2030	(9,443)	(9,611)	(19,054)
Centrally cleared	14,700,000	EUR	EUR EURIBOR Reuters	Fixed -0.150%	Annual	Semi-Annual	Mar 2030	(449,863)	(181,156)	(631,019)
Centrally cleared	2,350,000	GBP	Fixed 0.750%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2030	16,794	63,141	79,935
Centrally cleared	2,700,000	USD	Fixed 1.250%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2030	162,474	—	162,474
Centrally cleared	1,200,000	EUR	EUR EURIBOR Reuters	Fixed 0.150%	Annual	Semi-Annual	Jun 2030	964	(15,720)	(14,756)
The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	500,000	GBP	GBP LIBOR BBA	Fixed 1.080%	Quarterly	Quarterly	Dec 2039	—	$(2,573)	$(2,573)
Centrally cleared	500,000	GBP	Fixed 0.905%	GBP SONIA Compounded OIS	Quarterly	Quarterly	Dec 2039	—	2,955	2,955
Centrally cleared	1,200,000	USD	USD LIBOR BBA	Fixed 1.854%	Semi-Annual	Quarterly	May 2045	—	(61,777)	(61,777)
Centrally cleared	2,000,000	CAD	CAD BA CDOR	Fixed 2.750%	Semi-Annual	Semi-Annual	Dec 2048	$(12,280)	175,852	163,572
Centrally cleared	700,000	CAD	CAD BA CDOR	Fixed 2.565%	Semi-Annual	Semi-Annual	Mar 2049	(7)	36,464	36,457
Centrally cleared	55,000,000	JPY	Fixed 0.330%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Nov 2049	10,497	6,954	17,451
Centrally cleared	1,300,000	USD	USD LIBOR BBA	Fixed 1.750%	Semi-Annual	Quarterly	Dec 2049	(21,620)	(81,671)	(103,291)
Centrally cleared	100,000	GBP	GBP LIBOR BBA	Fixed 0.750%	Semi-Annual	Semi-Annual	Mar 2050	(2,189)	(10,167)	(12,356)
Centrally cleared	125,000	EUR	Fixed 0.250%	EUR EURIBOR Reuters	Annual	Semi-Annual	Mar 2050	2,995	12,132	15,127
Centrally cleared	3,200,000	EUR	Fixed 0.250%	EUR EURIBOR Reuters	Annual	Semi-Annual	Mar 2050	278,410	108,839	387,249
Centrally cleared	500,000	GBP	GBP LIBOR BBA	Fixed 1.000%	Semi-Annual	Semi-Annual	Jun 2050	(8,819)	(9,463)	(18,282)
								$335,633	$(576,690)	$(241,057)
								$335,928	$(348,812)	$(12,884)
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BNP	Commerzbank AG	1,200,000	EUR	$1,307,340	1.000%	Quarterly	Jun 2022	$29,507	$(39,071)	$(9,564)
BNP	Government of Japan	2,300,000	USD	2,300,000	1.000%	Quarterly	Jun 2022	(40,422)	(11,884)	(52,306)
BNP	Republic of Korea	1,900,000	USD	1,900,000	1.000%	Quarterly	Jun 2023	(32,505)	(23,322)	(55,827)
BOA	Government of Japan	300,000	USD	300,000	1.000%	Quarterly	Jun 2022	(5,182)	(1,641)	(6,823)
CITI	Government of Japan	600,000	USD	600,000	1.000%	Quarterly	Jun 2022	(10,408)	(3,237)	(13,645)
GSI	People’s Republic of China	1,700,000	USD	1,700,000	1.000%	Quarterly	Jun 2023	(22,844)	(24,971)	(47,815)
HUS	Republic of Korea	900,000	USD	900,000	1.000%	Quarterly	Jun 2023	(15,625)	(10,820)	(26,445)
				$9,007,340				$(97,479)	$(114,946)	$(212,425)
Centrally cleared	BASF SE	400,000	EUR	425,960	1.000%	Quarterly	Dec 2020	(2,149)	(2,167)	(4,316)
Centrally cleared	Fortum OYJ	200,000	EUR	212,510	1.000%	Quarterly	Dec 2020	(662)	(1,390)	(2,052)
Centrally cleared	Reynolds American, Inc.	1,600,000	USD	1,600,000	1.000%	Quarterly	Dec 2020	(11,285)	(3,887)	(15,172)
Centrally cleared	United Utilities PLC	200,000	EUR	216,950	1.000%	Quarterly	Dec 2020	(738)	(1,377)	(2,115)
Centrally cleared	iTraxx Europe Series 31 Version 2	400,000	EUR	444,760	1.000%	Quarterly	Jun 2024	(12,027)	(566)	(12,593)
Centrally cleared	iTraxx Europe Series 32 Version 1	300,000	EUR	333,570	1.000%	Quarterly	Dec 2024	(8,735)	(674)	(9,409)
Centrally cleared	CDX.NA.IG.32	900,000	USD	900,000	1.000%	Quarterly	Jun 2029	74	(10,364)	(10,290)
Centrally cleared	iTraxx Europe Series 31 Version 2	5,000,000	EUR	5,516,464	1.000%	Quarterly	Jun 2029	(37,676)	(59,327)	(97,003)
Centrally cleared	CDX.NA.IG.33	4,000,000	USD	4,000,000	1.000%	Quarterly	Dec 2029	17,515	(52,965)	(35,450)
				$13,650,214				$(55,683)	$(132,717)	$(188,400)
				$22,657,554				$(153,162)	$(247,663)	$(400,825)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
GSI	Republic of South Africa	1.482%	500,000	USD	$500,000	1.000%	Quarterly	Jun 2024	$(18,868)	$8,844	$(10,024)
JPM	A.P. Moller - Maersk A/S	0.721%	1,300,000	EUR	1,534,064	1.000%	Quarterly	Jun 2022	(3,748)	14,341	10,593
					$2,034,064				$(22,616)	$23,185	$569
Centrally cleared	Daimler AG	0.124%	200,000	EUR	245,260	1.000%	Quarterly	Dec 2020	1,299	716	2,015
Centrally cleared	Exelon Generation Company LLC	0.427%	1,500,000	USD	1,500,000	1.000%	Quarterly	Jun 2022	(19,484)	40,869	21,385
Centrally cleared	CDX.NA.IG.32	0.393%	1,800,000	USD	1,800,000	1.000%	Quarterly	Jun 2020	38,387	9,116	47,503
Centrally cleared	CDX.EM.32	1.741%	100,000	USD	100,000	1.000%	Quarterly	Dec 2024	(4,677)	1,330	(3,347)
Centrally cleared	CDX.NA.IG.33	0.453%	1,900,000	USD	1,900,000	1.000%	Quarterly	Dec 2024	37,417	12,482	49,899
Centrally cleared	iTraxx Europe Crossover Series 32 Version 1	2.080%	400,000	EUR	440,000	5.000%	Quarterly	Dec 2024	56,509	5,196	61,705
Centrally cleared	Tesco PLC	0.944%	1,000,000	EUR	1,223,300	1.000%	Quarterly	Jun 2025	(25,828)	29,629	3,801
The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
Credit default swaps - Seller (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Royal Dutch Shell PLC	0.343%	700,000	EUR	$738,745	1.000%	Quarterly	Dec 2026	$(13,802)	$50,291	$36,489
					$7,947,305				$69,821	$149,629	$219,450
					$9,981,369				$47,205	$172,814	$220,019
Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	Quarterly	USD	900,000	Mar 2020	BARC	—	$(71,557)	$(71,557)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	Quarterly	USD	500,000	Mar 2020	GSI	—	(7,520)	(7,520)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	Quarterly	USD	500,000	Mar 2020	GSI	—	(6,797)	(6,797)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	Quarterly	USD	600,000	Mar 2020	GSI	—	(7,962)	(7,962)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	Quarterly	USD	500,000	Mar 2020	GSI	—	(7,117)	(7,117)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	Quarterly	USD	700,000	Mar 2020	MSCS	—	(6,490)	(6,490)
								—	$(107,443)	$(107,443)
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Currency swaps
Counterparty (OTC)	Receive	Pay	Payment frequency	Maturity date		Notional amount of currency received		Notional amount of currency delivered	Unamortized upfront payment paid	Unrealized appreciation (depreciation)	Value
CITI	Floating rate equal to 3 Month BBSW plus 0.420% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Jul 2029	AUD	1,500,000	USD	1,035,000	$225	$19,781	$20,006
CITI	Floating rate equal to 3 Month EURIBOR less 0.172% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Semi-Annual	Jan 2030	EUR	1,200,000	USD	1,344,000	(6,000)	6,777	777
GSCM	Floating rate equal to 3 Month BBSW plus 0.423% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Aug 2029	AUD	1,500,000	USD	1,035,000	(5,525)	25,659	20,134
GSCM	Floating rate equal to 3 Month EURIBOR less 0.181% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Semi-Annual	Feb 2030	EUR	500,000	USD	550,000	400	9,454	9,854
MSI	Floating rate equal to 3 Month EURIBOR less 0.162% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Semi-Annual	Mar 2030	EUR	600,000	USD	670,800	(3,780)	6,187	2,407
									$(14,680)	$67,858	$53,178
The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand
Derivatives Abbreviations
BARC	Barclays Bank PLC
BBA	The British Banker's Association
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
BNP	BNP Paribas
BOA	Bank of America, N.A.
CDOR	Canadian Dollar Offered Rate
CITI	Citibank, N.A.
CNREPOFIX	China Fixing Repo Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CSFB	Credit Suisse First Boston International
DB	Deutsche Bank AG
EURIBOR	Euro Interbank Offered Rate
GSCM	Goldman Sachs Capital Markets, L.P.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JIBAR	Johannesburg Interbank Agreed Rate
JPM	JPMorgan Chase Bank, N.A.
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MLI	Merrill Lynch International
MSCS	Morgan Stanley Capital Services LLC
MSI	Morgan Stanley & Co. International PLC
NOM	Nomura Global Financial Products, Inc.
NWM	NatWest Markets PLC
OIS	Overnight Index Swap
OTC	Over-the-counter
PRIBOR	Prague Interbank Offered Rate
SCB	Standard Chartered Bank
SONIA	Sterling Overnight Interbank Average Rate
TELBOR	Tel Aviv Interbank Offered Rate
The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)
UBS	UBS AG

See Notes to financial statements regarding investment transactions and other derivatives information.
High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Argentina - 0.5%		$884,700	0.5%
Brazil - 0.3%		641,889	0.3%
Indonesia - 0.0%		5,706	0.0%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,603,173)		$1,532,295
CORPORATE BONDS - 81.1%
Communication services - 18.0%
Altice France SA 7.375%, 05/01/2026 (A)	$3,100,000	3,328,264	1.6%
Altice Luxembourg SA 10.500%, 05/15/2027 (A)	840,000	957,642	0.5%
CCO Holdings LLC 5.125% 05/01/2023 to 05/01/2027 (A)	2,190,000	2,271,612	1.1%
Cogent Communications Group, Inc. 5.375%, 03/01/2022 (A)(B)	880,000	919,600	0.4%
CSC Holdings LLC 5.375%, 07/15/2023 (A)	940,000	963,500	0.5%
CSC Holdings LLC 6.500%, 02/01/2029 (A)	800,000	892,000	0.4%
DISH DBS Corp. 5.875%, 11/15/2024	2,030,000	2,074,406	1.0%
DISH DBS Corp. 7.750%, 07/01/2026 (B)	2,200,000	2,330,658	1.1%
Lions Gate Capital Holdings LLC 5.875%, 11/01/2024 (A)(B)	1,010,000	1,025,150	0.5%
Sprint Capital Corp. 8.750%, 03/15/2032	885,000	1,074,169	0.5%
Sprint Corp. 7.250%, 09/15/2021	1,500,000	1,586,250	0.8%
Sprint Corp. 7.875%, 09/15/2023 (B)	2,450,000	2,703,159	1.3%
Telecom Italia SpA 5.303%, 05/30/2024 (A)	1,000,000	1,075,000	0.5%
Virgin Media Finance PLC 5.750%, 01/15/2025 (A)	970,000	997,888	0.5%
Virgin Media Secured Finance PLC 5.500%, 08/15/2026 (A)	1,480,000	1,554,000	0.7%
OTHER SECURITIES		13,483,820	6.6%
		37,237,118
Consumer discretionary - 12.0%
Century Communities, Inc. 5.875%, 07/15/2025	1,040,000	1,082,900	0.5%
L Brands, Inc. 5.250%, 02/01/2028	1,340,000	1,269,650	0.6%
Lennar Corp. 5.875%, 11/15/2024	810,000	901,125	0.4%
Mohegan Gaming & Entertainment 7.875%, 10/15/2024 (A)(B)	900,000	918,000	0.4%
OTHER SECURITIES		20,708,000	10.1%
		24,879,675
High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Consumer staples - 2.2%
Lamb Weston Holdings, Inc. 4.875%, 11/01/2026 (A)	$1,010,000	$1,070,600	0.5%
OTHER SECURITIES		3,495,410	1.7%
		4,566,010
Energy - 9.2%
Blue Racer Midstream LLC 6.125%, 11/15/2022 (A)	1,130,000	1,107,400	0.5%
The Williams Companies, Inc. 7.500%, 01/15/2031	780,000	1,016,461	0.5%
WPX Energy, Inc. 8.250%, 08/01/2023	870,000	1,000,500	0.5%
OTHER SECURITIES		15,952,753	7.7%
		19,077,114
Financials - 7.6%
Allied Universal Holdco LLC 6.625%, 07/15/2026 (A)	900,000	967,230	0.5%
Barclays PLC (5.088% to 6-20-29, then 3 month LIBOR + 3.054%) 06/20/2030	1,020,000	1,135,766	0.5%
DAE Funding LLC 5.750%, 11/15/2023 (A)(B)	1,170,000	1,227,038	0.6%
Quicken Loans, Inc. 5.250%, 01/15/2028 (A)	1,300,000	1,345,500	0.7%
OTHER SECURITIES		10,963,945	5.3%
		15,639,479
Health care - 7.2%
Bausch Health Americas, Inc. 9.250%, 04/01/2026 (A)	1,440,000	1,653,984	0.8%
Bausch Health Companies, Inc. 9.000%, 12/15/2025 (A)	970,000	1,103,084	0.5%
HCA, Inc. 5.625%, 09/01/2028	2,140,000	2,438,744	1.2%
Tenet Healthcare Corp. 6.750%, 06/15/2023	1,020,000	1,120,684	0.5%
OTHER SECURITIES		8,612,230	4.2%
		14,928,726
Industrials - 10.0%
GFL Environmental, Inc. 5.375%, 03/01/2023 (A)	960,000	988,800	0.5%
Global Aircraft Leasing Company, Ltd. (6.500% Cash or 7.250% PIK) 6.500%, 09/15/2024 (A)(B)	2,050,000	2,139,073	1.0%
Prime Security Services Borrower LLC 5.750%, 04/15/2026 (A)	920,000	999,930	0.5%
United Rentals North America, Inc. 4.875%, 01/15/2028	880,000	916,282	0.4%
United Rentals North America, Inc. 5.250%, 01/15/2030	1,970,000	2,120,311	1.0%
XPO Logistics, Inc. 6.125%, 09/01/2023 (A)	937,000	967,265	0.5%

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Industrials (continued)
OTHER SECURITIES		$12,442,876	6.1%
		20,574,537
Information technology - 2.3%		4,707,648	2.3%
Materials - 9.8%
Alcoa Nederland Holding BV 6.125%, 05/15/2028 (A)(B)	$1,060,000	1,147,450	0.6%
Ardagh Packaging Finance PLC 6.000%, 02/15/2025 (A)	1,070,000	1,122,163	0.5%
First Quantum Minerals, Ltd. 7.500%, 04/01/2025 (A)	1,140,000	1,165,650	0.6%
Freeport-McMoRan, Inc. 5.450%, 03/15/2043	2,030,000	2,101,050	1.0%
Greif, Inc. 6.500%, 03/01/2027 (A)(B)	1,010,000	1,090,800	0.5%
Hudbay Minerals, Inc. 7.625%, 01/15/2025 (A)	1,410,000	1,488,255	0.7%
Pactiv LLC 8.375%, 04/15/2027	1,130,000	1,259,950	0.6%
OTHER SECURITIES		10,884,154	5.3%
		20,259,472
Real estate - 2.4%		4,912,021	2.4%
Utilities - 0.4%		785,325	0.4%
TOTAL CORPORATE BONDS (Cost $164,960,671)		$167,567,125
CONVERTIBLE BONDS - 0.7%
Communication services - 0.3%		708,741	0.3%
Energy - 0.1%		110,257	0.1%
Health care - 0.1%		118,580	0.1%
Information technology - 0.2%		500,896	0.2%
TOTAL CONVERTIBLE BONDS (Cost $1,435,529)		$1,438,474
TERM LOANS (C) - 6.6%
Communication services - 0.7%		1,353,219	0.7%
Consumer discretionary - 1.7%
PetSmart, Inc., Consenting Term Loan (1 month LIBOR + 4.000%) 5.740%, 03/11/2022	1,544,693	1,526,188	0.8%
OTHER SECURITIES		1,881,420	0.9%
		3,407,608
Energy - 0.6%		1,294,435	0.6%
Financials - 0.5%		1,121,834	0.5%
Health care - 1.9%
US Renal Care, Inc., 2019 Term Loan B (1 month LIBOR + 5.000%) 6.813%, 06/26/2026	1,107,225	1,096,153	0.5%
OTHER SECURITIES		2,907,897	1.4%
		4,004,050
Industrials - 0.7%		1,337,915	0.7%
Information technology - 0.3%		603,636	0.3%
Real estate - 0.2%		421,300	0.2%
TOTAL TERM LOANS (Cost $13,684,715)		$13,543,997
ASSET BACKED SECURITIES - 4.5%		9,373,226	4.5%
TOTAL ASSET BACKED SECURITIES (Cost $9,631,210)		$9,373,226
High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 0.9%
Communication services - 0.0%		$0	0.0%
Energy - 0.9%
Berry Petroleum Corp.	146,822	1,384,531	0.7%
OTHER SECURITIES		397,846	0.2%
		1,782,377
TOTAL COMMON STOCKS (Cost $9,825,743)		$1,782,377
PREFERRED SECURITIES - 0.7%
Financials - 0.7%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 7.695% (D)	51,072	1,330,426	0.6%
OTHER SECURITIES		227,466	0.1%
		1,557,892
TOTAL PREFERRED SECURITIES (Cost $1,427,013)		$1,557,892
ESCROW SHARES - 0.0%		11,275	0.0%
TOTAL ESCROW SHARES (Cost $0)		$11,275
ESCROW CERTIFICATES - 0.0%		500	0.0%
TOTAL ESCROW CERTIFICATES (Cost $429,420)		$500
SHORT-TERM INVESTMENTS - 10.3%
Short-term funds - 10.3%
John Hancock Collateral Trust, 1.7338% (E)(F)	1,593,267	15,941,751	7.7%
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 1.5418% (E)	5,298,812	5,298,812	2.6%
		21,240,563
TOTAL SHORT-TERM INVESTMENTS (Cost $21,241,774)		$21,240,563
Total Investments (High Yield Trust) (Cost $225,239,248) - 105.6%		$218,047,724	105.6%
Other assets and liabilities, net - (5.6)%		(11,540,736)	(5.6%)
TOTAL NET ASSETS - 100.0%		$206,506,988	100.0%
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $110,204,746 or 53.4% of the fund's net assets as of 12-31-19.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	The rate shown is the annualized seven-day yield as of 12-31-19.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

High Yield Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	86	Long	Mar 2020	$10,237,866	$10,200,406	$(37,460)
U.S. Treasury Long Bond Futures	11	Short	Mar 2020	(1,753,392)	(1,714,969)	38,423
						$963
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	1,872,009	USD	1,407,643	JPM	1/17/2020	$34,100	—
MXN	1,174,325	USD	59,048	JPM	1/17/2020	2,936	—
USD	140,504	EUR	127,131	BNP	1/17/2020	—	$(2,224)
						$37,036	$(2,224)
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar
Derivatives Abbreviations
BNP	BNP Paribas
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter

See Notes to financial statements regarding investment transactions and other derivatives information.
Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 65.9%
U.S. Treasury Bonds - 10.7%
2.250%, 08/15/2046	$975,000	$946,328	0.4%
2.500%, 02/15/2045 to 02/15/2046	1,852,000	1,887,702	0.8%
2.875%, 05/15/2043	1,170,000	1,273,078	0.5%
3.000%, 11/15/2044 to 02/15/2048	1,878,000	2,108,225	0.8%
3.000%, 11/15/2045 (A)	3,372,000	3,767,730	1.5%
3.125%, 08/15/2044 to 05/15/2048	7,895,000	9,002,882	3.5%
3.625%, 08/15/2043	680,000	832,907	0.3%
3.750%, 11/15/2043	3,789,000	4,732,624	1.8%
4.375%, 11/15/2039 (A)	2,205,000	2,947,568	1.1%
OTHER SECURITIES		4,023	0.0%
		27,503,067
U.S. Treasury Inflation Protected Securities - 3.4%
0.250%, 07/15/2029	1,332,937	1,345,725	0.5%
0.375%, 07/15/2027 (A)	3,324,162	3,390,438	1.3%
0.625%, 01/15/2026	2,003,495	2,064,732	0.8%
0.875%, 01/15/2029	1,350,321	1,433,750	0.6%
OTHER SECURITIES		494,147	0.2%
		8,728,792
U.S. Treasury Notes - 8.5%
2.000%, 06/30/2024 to 02/15/2025 (A)	8,527,000	8,641,108	3.3%
2.250%, 08/15/2027	950,000	975,892	0.4%
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.375%, 05/15/2029	$1,125,000	$1,168,398	0.4%
2.625%, 02/15/2029	4,305,000	4,559,128	1.8%
2.875%, 08/15/2028	2,090,000	2,251,058	0.9%
3.125%, 05/15/2021 (A)	3,740,000	3,815,807	1.5%
OTHER SECURITIES		531,445	0.2%
		21,942,836
Federal Home Loan Mortgage Corp. - 3.5%
3.000%, 12/01/2046 to 06/01/2049	4,223,331	4,290,602	1.7%
3.500%, 03/01/2048 to 06/01/2048	4,302,323	4,452,096	1.7%
OTHER SECURITIES		180,667	0.1%
		8,923,365
Federal National Mortgage Association - 23.4%
2.500%, 07/01/2030 to 04/01/2045	1,528,076	1,525,273	0.5%
2.500%, TBA (B)	4,300,000	4,337,840	1.7%
2.660%, 03/01/2027	815,000	830,881	0.3%
3.000%, TBA (B)	29,500,000	29,994,267	11.7%
3.500%, 06/01/2046 to 05/01/2048	10,791,112	11,210,551	4.4%
4.000%, TBA (B)	5,800,000	6,033,310	2.4%
4.500%, TBA (B)	3,300,000	3,474,797	1.4%
5.000%, TBA (B)	1,800,000	1,924,313	0.7%
OTHER SECURITIES		756,960	0.3%
		60,088,192

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Government National Mortgage Association - 16.4%
3.000%, TBA (B)		$26,900,000	$27,631,952	10.8%
3.500%, TBA (B)		5,400,000	5,565,305	2.2%
4.000%, 11/15/2040 to 07/20/2049		3,606,397	3,748,531	1.5%
4.500%, TBA (B)		4,600,000	4,809,875	1.9%
OTHER SECURITIES			265,626	0.0%
			42,021,289
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $166,200,410)			$169,207,541
FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
Argentina - 0.0%			65,059	0.0%
Canada - 0.0%			65,450	0.0%
Dominican Republic - 0.2%			465,906	0.2%
Egypt - 0.2%			430,375	0.2%
Ghana - 0.1%			269,451	0.1%
Hungary - 0.0%			90,650	0.0%
Panama - 0.1%			206,000	0.1%
Romania - 0.5%			1,262,046	0.5%
Senegal - 0.1%			267,051	0.1%
Tunisia - 0.2%			364,509	0.2%
United Arab Emirates - 0.1%			321,750	0.1%
Uruguay - 0.0%			29,458	0.0%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,778,468)			$3,837,705
CORPORATE BONDS - 28.3%
Communication services - 3.7%			9,443,699	3.7%
Consumer discretionary - 1.1%			2,796,505	1.1%
Consumer staples - 1.6%
Anheuser-Busch InBev Worldwide, Inc. 5.450%, 01/23/2039		668,000	838,664	0.3%
OTHER SECURITIES			3,236,412	1.3%
			4,075,076
Energy - 2.2%			5,625,585	2.2%
Financials - 9.6%
Asian Development Bank 3.000%, 01/17/2023	NZD	1,935,000	1,353,920	0.5%
Bank of America Corp. (3.705% to 4-24-27, then 3 month LIBOR + 1.512%) 04/24/2028		$755,000	806,412	0.3%
Inter-American Development Bank 2.750%, 10/30/2025	AUD	1,740,000	1,301,077	0.5%
OTHER SECURITIES			21,204,964	8.3%
			24,666,373
Health care - 2.6%			6,682,668	2.6%
Industrials - 1.7%			4,365,528	1.7%
Information technology - 1.5%			3,875,050	1.5%
Materials - 1.3%			3,428,463	1.3%
Real estate - 0.6%			1,457,450	0.6%
Utilities - 2.4%			6,135,035	2.4%
TOTAL CORPORATE BONDS (Cost $68,784,273)			$72,551,432
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
MUNICIPAL BONDS - 1.0%
Philadelphia Authority for Industrial Development (Pennsylvania) 6.550%, 10/15/2028	$675,000	$842,312	0.3%
OTHER SECURITIES		1,740,391	0.7%
TOTAL MUNICIPAL BONDS (Cost $2,467,071)		$2,582,703
TERM LOANS (C) - 1.6%
Communication services - 0.3%		823,602	0.3%
Consumer discretionary - 0.4%		923,583	0.4%
Consumer staples - 0.2%		602,948	0.2%
Energy - 0.1%		133,326	0.1%
Financials - 0.1%		322,260	0.1%
Health care - 0.2%		434,297	0.2%
Industrials - 0.2%		541,312	0.2%
Information technology - 0.1%		370,748	0.1%
TOTAL TERM LOANS (Cost $4,239,896)		$4,152,076
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.8%
Commercial and residential - 13.5%
BBCMS Mortgage Trust Series 2017-DELC, Class A (1 month LIBOR + 0.850%), 2.590%, 08/15/2036 (D)(E)	949,000	945,425	0.4%
Bellemeade Re, Ltd. Series 2019-4A, Class M1A (1 month LIBOR + 1.400%), 3.192%, 10/25/2029 (D)(E)	930,000	930,290	0.4%
Commercial Mortgage Trust (Bank of America Merrill Lynch/Deutsche Bank AG) Series 2013-WWP, Class A2, 3.424%, 03/10/2031 (D)	800,000	831,306	0.3%
New Residential Mortgage Loan Trust Series 2017-1A, Class A1, 4.000%, 02/25/2057 (D)(F)	759,752	788,479	0.3%
OTHER SECURITIES		31,238,840	12.1%
		34,734,340
Federal Home Loan Mortgage Corp. - 0.5%		1,249,337	0.5%
Federal National Mortgage Association - 3.7%		9,380,820	3.7%
Government National Mortgage Association - 0.1%		320,344	0.1%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $45,284,875)		$45,684,841
ASSET BACKED SECURITIES - 11.0%
Legacy Mortgage Asset Trust Series 2018-GS1, Class A1, 4.000%, 03/25/2058 (D)	817,886	825,772	0.3%
OZLM XII, Ltd. Series 2015-12A, Class A1R (3 month LIBOR + 1.050%), 2.986%, 04/30/2027 (D)(E)	1,025,000	1,024,987	0.4%

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES (continued)
Shackleton VIII CLO, Ltd. Series 2015-8A, Class A1R (3 month LIBOR + 0.920%), 2.886%, 10/20/2027 (D)(E)		$1,285,000	$1,284,995	0.5%
Springleaf Funding Trust Series 2017-AA, Class A, 2.680%, 07/15/2030 (D)		900,000	900,448	0.4%
Venture XXI CLO, Ltd. Series 2015-21A, Class AR (3 month LIBOR + 0.880%), 2.881%, 07/15/2027 (D)(E)		877,918	877,914	0.3%
VOLT LXXXIV LLC Series 2019-NP10, Class A1A, 3.426%, 12/27/2049 (D)		880,000	879,574	0.3%
OTHER SECURITIES			22,288,012	8.8%
TOTAL ASSET BACKED SECURITIES (Cost $28,141,584)			$28,081,702
PURCHASED OPTIONS - 0.0%
Puts - 0.0%			51,120	0.0%
TOTAL PURCHASED OPTIONS (Cost $36,698)			$51,120
CERTIFICATE OF DEPOSIT - 0.0%			50,071	0.0%
TOTAL CERTIFICATE OF DEPOSIT (Cost $50,007)			$50,071
SHORT-TERM INVESTMENTS - 4.1%
Banker's acceptance - 0.2%			613,386	0.2%
Foreign government - 1.0%
Japan Treasury Discount Bill, (0.223)%, 03/02/2020 *	JPY	110,400,000	1,016,322	0.4%
OTHER SECURITIES			1,597,738	0.6%
			2,614,060
Short-term funds - 0.7%
John Hancock Collateral Trust, 1.7338% (G)(H)		176,453	1,765,533	0.7%
Repurchase agreement - 2.2%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-31-19 at 1.570% to be repurchased at $5,500,480 on 1-2-20, collateralized by $5,579,900 U.S. Treasury Notes, 1.875% due 6-30-26 (valued at $5,610,009)		$5,500,000	5,500,000	2.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $10,473,198)			$10,492,979
Total Investments (Investment Quality Bond Trust) (Cost $329,456,480) - 131.2%			$336,692,170	131.2%
Other assets and liabilities, net - (31.2)%			(79,998,268)	(31.2%)
TOTAL NET ASSETS - 100.0%			$256,693,902	100.0%
Investment Quality Bond Trust (continued)
Currency Abbreviations
AUD	Australian Dollar
JPY	Japanese Yen
NZD	New Zealand Dollar
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $67,556,089 or 26.3% of the fund's net assets as of 12-31-19.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	The rate shown is the annualized seven-day yield as of 12-31-19.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	63	Long	Mar 2020	$7,499,599	$7,472,391	$(27,208)
The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
U.S. Treasury Long Bond Futures	7	Long	Mar 2020	$1,113,615	$1,091,344	$(22,271)
Ultra U.S. Treasury Bond Futures	4	Long	Mar 2020	747,070	726,625	(20,445)
10-Year U.S. Treasury Note Futures	5	Short	Mar 2020	(647,534)	(642,109)	5,425
10-Year Ultra U.S. Treasury Bond Futures	12	Short	Mar 2020	(1,708,737)	(1,688,438)	20,299
Euro-Buxl Futures	1	Short	Mar 2020	(228,041)	(222,523)	5,518
						$(38,682)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	1,915,149	AUD	2,791,000	SSB	1/31/2020	—	$(44,824)
USD	75,172	CAD	100,000	NWM	1/2/2020	—	(1,837)
USD	114,010	CAD	150,000	DB	1/6/2020	—	(1,507)
USD	140,224	CAD	185,000	HUS	1/6/2020	—	(2,247)
USD	18,843	CAD	25,000	MSI	1/7/2020	—	(410)
USD	101,586	CAD	135,000	SSB	1/7/2020	—	(2,380)
USD	37,578	CAD	50,000	BNP	1/8/2020	—	(928)
USD	75,828	CAD	100,000	DB	1/8/2020	—	(1,184)
USD	79,660	CAD	105,000	DB	1/10/2020	—	(1,207)
USD	75,098	CAD	100,000	MSI	1/21/2020	—	(1,919)
USD	7,536	CAD	10,000	SSB	1/21/2020	—	(166)
USD	677,718	CAD	892,000	MSI	1/31/2020	—	(9,304)
USD	85,368	CAD	112,000	HUS	2/7/2020	—	(897)
USD	45,696	CAD	60,000	MSI	3/9/2020	—	(521)
USD	38,099	CAD	50,000	MSI	5/22/2020	—	(416)
USD	37,596	CAD	50,000	DB	6/1/2020	—	(918)
USD	64,096	CAD	85,000	SSB	7/7/2020	—	(1,377)
USD	11,414	CAD	15,000	CITI	8/14/2020	—	(140)
USD	30,160	CAD	40,000	MSI	8/14/2020	—	(650)
USD	38,808	EUR	35,000	JPM	1/14/2020	—	(478)
USD	60,780	EUR	55,000	SSB	1/17/2020	—	(967)
USD	27,663	EUR	25,000	MSI	1/31/2020	—	(428)
USD	16,779	EUR	15,000	MSI	3/13/2020	—	(120)
USD	1,800,656	EUR	1,613,000	CITI	3/18/2020	—	(17,143)
USD	16,642	EUR	15,000	MSI	3/30/2020	—	(275)
USD	328,343	GBP	251,000	MSI	3/18/2020	—	(4,817)
USD	582,312	JPY	62,800,000	SCB	1/27/2020	$3,694	—
USD	59,752	JPY	6,450,000	JPM	2/3/2020	302	—
USD	199,876	JPY	21,700,000	MSI	2/18/2020	—	(298)
USD	1,022,584	JPY	110,400,000	MSI	3/2/2020	3,458	—
USD	385,189	JPY	41,950,000	MSI	3/23/2020	—	(2,540)
USD	1,355,588	NZD	2,061,000	BNP	1/31/2020	—	(32,371)
						$7,454	$(132,269)
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPM	5,100,000	USD	Fixed 4.318%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2028	—	$(1,048,050)	$(1,048,050)
JPM	2,100,000	USD	Fixed 3.425%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2039	—	(470,369)	(470,369)
								—	$(1,518,419)	$(1,518,419)
Centrally cleared	3,540,000	USD	Fixed 2.360%	USD LIBOR BBA	Semi-Annual	Quarterly	Apr 2024	—	(97,506)	(97,506)
Centrally cleared	3,310,000	USD	Fixed 2.359%	USD LIBOR BBA	Semi-Annual	Quarterly	Apr 2024	—	(91,027)	(91,027)
Centrally cleared	4,720,000	USD	Fixed 2.358%	USD LIBOR BBA	Semi-Annual	Quarterly	Apr 2024	—	(129,587)	(129,587)
Centrally cleared	3,445,000	USD	Fixed 2.363%	USD LIBOR BBA	Semi-Annual	Quarterly	Apr 2024	—	(95,264)	(95,264)
Centrally cleared	1,620,000	USD	Fixed 1.625%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Nov 2026	—	(6,889)	(6,889)
Centrally cleared	1,440,000	USD	Fixed 1.727%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	21,902	21,902
The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	865,000	USD	Fixed 1.721%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	$13,636	$13,636
Centrally cleared	445,000	USD	Fixed 1.716%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	7,221	7,221
Centrally cleared	720,000	USD	Fixed 1.765%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	8,438	8,438
Centrally cleared	720,000	USD	Fixed 1.769%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	8,137	8,137
Centrally cleared	665,000	USD	Fixed 1.770%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	7,455	7,455
Centrally cleared	650,000	USD	Fixed 1.766%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	7,557	7,557
Centrally cleared	1,640,000	USD	Fixed 2.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2047	$(34,486)	(200,764)	(235,250)
								$(34,486)	$(546,691)	$(581,177)
								$(34,486)	$(2,065,110)	$(2,099,596)
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.33	198,000	USD	$198,000	5.000%	Quarterly	Dec 2024	$(14,176)	$(5,212)	$(19,388)
				$198,000				$(14,176)	$(5,212)	$(19,388)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
DB	CMBX.NA.BBB-.6	5.141%	110,000	USD	$110,000	3.000%	Monthly	May 2063	$(17,880)	$12,523	$(5,357)
GSI	CMBX.NA.BBB-.6	5.141%	140,000	USD	140,000	3.000%	Monthly	May 2063	(22,600)	15,432	(7,168)
MSI	CMBX.NA.AAA.12	0.485%	880,000	USD	880,000	0.500%	Monthly	Aug 2061	164	969	1,133
MSI	CMBX.NA.BBB-.6	5.141%	255,000	USD	255,000	3.000%	Monthly	May 2063	(40,063)	27,008	(13,055)
MSI	CMBX.NA.BBB-.6	5.141%	130,000	USD	130,000	3.000%	Monthly	May 2063	(20,765)	14,109	(6,656)
MSI	CMBX.NA.BBB-.6	5.141%	115,000	USD	115,000	3.000%	Monthly	May 2063	(18,719)	12,831	(5,888)
MSI	CMBX.NA.BBB-.6	5.141%	69,000	USD	69,000	3.000%	Monthly	May 2063	(11,237)	7,704	(3,533)
					$1,699,000				$(131,100)	$90,576	$(40,524)
Centrally cleared	CDX.EM.32	1.741%	645,000	USD	645,000	1.000%	Quarterly	Dec 2024	(29,648)	8,060	(21,588)
Centrally cleared	CDX.NA.IG.33	0.453%	2,430,000	USD	2,430,000	1.000%	Quarterly	Dec 2024	54,282	9,537	63,819
					$3,075,000				$24,634	$17,597	$42,231
					$4,774,000				$(106,466)	$108,173	$1,707
Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	U.S. Dollar
Derivatives Abbreviations
BBA	The British Banker's Association
BNP	BNP Paribas
CITI	Citibank, N.A.
DB	Deutsche Bank AG
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
LIBOR	London Interbank Offered Rate
MSI	Morgan Stanley & Co. International PLC
NWM	NatWest Markets PLC
OIS	Overnight Index Swap
OTC	Over-the-counter
SCB	Standard Chartered Bank
The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
SSB	State Street Bank and Trust Company

See Notes to financial statements regarding investment transactions and other derivatives information.
Money Market Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT - 3.5%
U.S. Treasury Bills - 2.7%
1.871%, 02/27/2020	$14,958,100	$14,914,522	0.8%
2.095%, 01/02/2020	37,427,500	37,425,352	1.9%
		52,339,874
U.S. Treasury Notes - 0.8%
1.626%, 09/30/2020	14,649,000	14,621,465	0.8%
TOTAL U.S. GOVERNMENT (Cost $66,961,339)		$66,961,339
U.S. GOVERNMENT AGENCY - 68.2%
Federal Agricultural Mortgage Corp. - 5.9%
1.663%, (SOFR + 0.100%), 04/01/2021 (A)	12,000,000	12,000,000	0.6%
1.764%, (Prime rate - 3.010%), 05/20/2020 (A)	18,866,000	18,866,000	1.0%
1.786%, (3 month LIBOR - 0.145%), 03/02/2020 (A)	22,919,000	22,919,000	1.2%
1.820%, (1 month LIBOR + 0.030%), 11/20/2020 (A)	14,808,000	14,808,000	0.8%
1.921%, 02/18/2020	18,779,000	18,731,677	1.0%
OTHER SECURITIES		26,432,000	1.3%
		113,756,677
Federal Farm Credit Bank - 23.9%
1.569%, (3 month USBMMY + 0.055%), 01/27/2020 (A)	15,770,000	15,770,383	0.8%
1.616%, (U.S. Federal Funds Effective Rate + 0.120%), 02/18/2020 (A)	22,442,000	22,444,274	1.2%
1.645%, 11/04/2020	14,734,000	14,532,308	0.8%
1.658%, (U.S. Federal Funds Effective Rate + 0.085%), 03/10/2021 (A)	18,713,000	18,713,000	1.0%
1.668%, (U.S. Federal Funds Effective Rate + 0.095%), 07/26/2021 (A)	15,093,000	15,093,000	0.8%
1.764%, (Prime rate - 3.010%), 06/07/2021 (A)	11,394,000	11,394,000	0.6%
1.800%, (1 month LIBOR + 0.035%), 05/13/2021 (A)	11,650,000	11,650,000	0.6%
1.805%, (Prime rate - 2.970%), 01/24/2020 (A)	16,170,000	16,170,000	0.8%
1.815%, 08/13/2020	18,719,000	18,511,921	1.0%
1.817%, (1 month LIBOR), 09/25/2020 (A)	16,549,000	16,548,998	0.9%
1.817%, (1 month LIBOR), 03/26/2020 (A)	18,719,000	18,719,000	1.0%
1.820%, (1 month LIBOR), 04/27/2020 (A)	19,718,000	19,717,827	1.0%
1.826%, (3 month LIBOR - 0.135%), 10/29/2020 (A)	15,044,000	15,043,073	0.8%
1.838%, (Prime rate - 2.960%), 07/09/2020 (A)	14,000,000	13,998,334	0.7%
1.883%, 03/17/2020	14,981,000	14,922,491	0.8%
OTHER SECURITIES		218,500,032	11.1%
		461,728,641
Money Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY (continued)
Federal Home Loan Bank - 32.2%
1.562%, 01/14/2020	$14,837,000	$14,828,749	0.8%
1.591%, 01/17/2020	18,516,000	18,503,096	1.0%
1.593%, 04/01/2020	21,874,000	21,788,418	1.1%
1.617%, 03/05/2020	18,545,000	18,543,755	1.0%
1.617%, 03/27/2020	18,311,000	18,241,492	0.9%
1.622%, 03/02/2020	22,305,000	22,305,253	1.2%
1.631%, 01/15/2020	35,662,000	35,639,708	1.8%
1.632%, 05/29/2020	18,598,000	18,474,917	1.0%
1.652%, 01/29/2020	37,260,000	37,212,850	1.9%
1.663%, (SOFR + 0.100%), 12/23/2020 (A)	17,210,000	17,210,000	0.9%
1.673%, 01/22/2020	25,735,000	25,710,253	1.3%
1.675%, 01/24/2020	18,682,000	18,662,306	1.0%
1.719%, 01/10/2020	22,459,000	22,449,483	1.2%
1.727%, 01/08/2020	58,744,000	58,724,548	3.0%
1.777%, 08/19/2020	14,940,000	14,936,134	0.8%
1.788%, (3 month LIBOR - 0.135%), 12/18/2020 (A)	13,925,000	13,925,119	0.7%
1.808%, (3 month LIBOR - 0.175%), 05/08/2020 (A)	15,415,000	15,412,030	0.8%
1.825%, 10/21/2020	18,650,000	18,650,000	1.0%
1.875%, 01/03/2020	37,487,000	37,483,149	1.9%
1.924%, 03/20/2020	18,720,000	18,642,359	1.0%
1.934%, 06/16/2020	14,690,000	14,692,368	0.8%
OTHER SECURITIES		140,043,203	7.1%
		622,079,190
Federal Home Loan Mortgage Corp. - 2.6%
1.572%, (SOFR + 0.020%), 02/28/2020 (A)	26,712,000	26,712,404	1.4%
OTHER SECURITIES		23,650,590	1.2%
		50,362,994
Federal National Mortgage Association - 2.8%
1.643%, (SOFR + 0.160%), 01/30/2020 (A)	11,628,000	11,628,739	0.6%
1.651%, 05/18/2020	18,651,000	18,640,695	1.0%
OTHER SECURITIES		23,539,227	1.2%
		53,808,661
Tennessee Valley Authority - 0.8%
1.582%, 01/08/2020	14,734,000	14,729,531	0.8%
TOTAL U.S. GOVERNMENT AGENCY (Cost $1,316,465,694)		$1,316,465,694

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENT - 30.2%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 1.540% to be repurchased at $450,038,500 on 1-2-20, collateralized by $451,400,000 U.S. Treasury Inflation Indexed Notes, 0.250% due 7-15-29 (valued at $459,004,736)	$450,000,000	$450,000,000	23.3%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $132,611,050 on 1-2-20, collateralized by $134,556,586 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $135,263,274)	132,600,000	132,600,000	6.9%
TOTAL REPURCHASE AGREEMENT (Cost $582,600,000)		$582,600,000
Total Investments (Money Market Trust) (Cost $1,966,027,033) - 101.9%		$1,966,027,033	101.9%
Other assets and liabilities, net - (1.9)%		(36,116,269)	(1.9%)
TOTAL NET ASSETS - 100.0%		$1,929,910,764	100.0%
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield
(A)	Variable rate obligation.
Select Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 45.1%
U.S. Treasury Bonds - 8.3%
2.250%, 08/15/2049	$195,989,000	$189,894,957	2.3%
2.750%, 11/15/2042	253,110,000	269,788,516	3.2%
3.000%, 02/15/2047	204,600,000	229,609,148	2.8%
		689,292,621
U.S. Treasury Inflation Protected Securities - 0.5%
0.250%, 07/15/2029	41,220,440	41,615,910	0.5%
		41,615,910
U.S. Treasury Notes - 4.6%
1.500%, 11/30/2024 (A)	192,560,000	190,814,091	2.3%
1.625%, 09/30/2026	39,620,000	39,100,978	0.5%
1.750%, 11/15/2029 (A)	139,706,000	137,487,622	1.7%
OTHER SECURITIES		11,734,139	0.1%
		379,136,830
Federal Home Loan Mortgage Corp. - 11.0%
3.000%, 10/01/2031 to 12/01/2049	531,320,444	543,949,106	6.6%
3.500%, 01/01/2029 to 11/01/2047	195,456,631	205,550,725	2.4%
3.500%, 12/01/2049 (B)	24,001,067	24,870,644	0.3%
Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
4.000%, 09/01/2041 to 12/01/2048	$91,164,383	$97,040,412	1.1%
4.500%, 08/01/2040 to 10/01/2041	41,549,076	45,078,682	0.6%
		916,489,569
Federal National Mortgage Association - 20.5%
3.000%, 09/01/2027 to 11/01/2049	450,550,097	461,578,172	5.6%
3.500%, 05/01/2029 to 09/01/2049	551,631,119	577,561,462	6.9%
4.000%, 05/01/2025 to 10/01/2048	386,576,920	414,134,786	5.1%
4.500%, 01/01/2027 to 07/01/2048	225,958,950	243,885,627	2.8%
OTHER SECURITIES		8,632,957	0.1%
		1,705,793,004
Government National Mortgage Association - 0.2%		14,528,387	0.2%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $3,675,017,790)		$3,746,856,321
FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Qatar - 0.3%		23,210,470	0.3%
Saudi Arabia - 0.2%		17,356,021	0.2%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $35,603,965)		$40,566,491
CORPORATE BONDS - 34.6%
Communication services - 2.1%
Charter Communications Operating LLC 5.750%, 04/01/2048	17,520,000	20,405,055	0.2%
Verizon Communications, Inc. 4.862%, 08/21/2046	18,550,000	22,958,072	0.3%
OTHER SECURITIES		130,046,741	1.6%
		173,409,868
Consumer discretionary - 3.5%
Dollar Tree, Inc. 4.200%, 05/15/2028	19,755,000	21,166,012	0.3%
Ford Motor Credit Company LLC 4.134%, 08/04/2025	27,130,000	27,483,266	0.3%
Ford Motor Credit Company LLC 5.875%, 08/02/2021	19,834,000	20,759,607	0.3%
General Motors Financial Company, Inc. 4.000%, 01/15/2025	21,393,000	22,473,597	0.3%
OTHER SECURITIES		194,986,767	2.3%
		286,869,249
Consumer staples - 0.3%		26,976,360	0.3%
Energy - 3.5%		294,114,997	3.5%
Financials - 10.9%
Bank of America Corp. (3.864% to 7-23-23, then 3 month LIBOR + 0.940%) 07/23/2024	20,100,000	21,150,537	0.3%
Bank of Montreal 3.300%, 02/05/2024	24,810,000	25,841,438	0.3%

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financials (continued)
Fifth Third Bancorp 2.375%, 01/28/2025	$22,134,000	$22,148,469	0.3%
Lloyds Banking Group PLC 4.450%, 05/08/2025	20,545,000	22,423,107	0.3%
The Goldman Sachs Group, Inc. 3.850%, 01/26/2027	23,233,000	24,708,782	0.3%
Wells Fargo & Company 3.550%, 09/29/2025	20,805,000	22,014,648	0.3%
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) 06/15/2025 (C)	25,435,000	28,296,438	0.3%
Zions Bancorp NA 3.250%, 10/29/2029	24,340,000	23,866,765	0.3%
OTHER SECURITIES		711,911,765	8.5%
		902,361,949
Health care - 2.4%
AbbVie, Inc. 3.200%, 11/21/2029 (D)	20,707,000	21,052,277	0.3%
Bristol-Myers Squibb Company 2.900%, 07/26/2024 (D)	20,140,000	20,778,952	0.2%
OTHER SECURITIES		155,978,212	1.9%
		197,809,441
Industrials - 4.4%
The Boeing Company 3.200%, 03/01/2029	19,955,000	20,782,769	0.3%
OTHER SECURITIES		348,342,361	4.1%
		369,125,130
Information technology - 4.4%
Broadcom Corp. 3.875%, 01/15/2027	32,210,000	33,422,932	0.4%
Dell International LLC 8.350%, 07/15/2046 (D)	15,299,000	21,031,013	0.3%
Microchip Technology, Inc. 4.333%, 06/01/2023	22,409,000	23,658,706	0.3%
Micron Technology, Inc. 4.185%, 02/15/2027	22,885,000	24,477,609	0.3%
Micron Technology, Inc. 5.327%, 02/06/2029	20,174,000	23,121,544	0.3%
OTHER SECURITIES		236,130,517	2.8%
		361,842,321
Materials - 0.6%		48,846,273	0.6%
Real estate - 1.3%		112,095,596	1.3%
Utilities - 1.2%		97,525,446	1.2%
TOTAL CORPORATE BONDS (Cost $2,723,070,588)		$2,870,976,630
MUNICIPAL BONDS - 0.1%		7,064,325	0.1%
TOTAL MUNICIPAL BONDS (Cost $7,076,000)		$7,064,325
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.6%
Commercial and residential - 4.0%
JPMCC Commercial Mortgage Securities Trust Series 2019-COR5, Class A2, 3.149%, 06/13/2052	21,510,000	22,156,513	0.3%
OTHER SECURITIES		314,960,822	3.7%
		337,117,335
Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. - 2.8%
Series K727, Class A2, 2.946%, 07/25/2024	$28,282,000	$29,127,578	0.4%
Series K040, Class A2, 3.241%, 09/25/2024	20,939,000	21,960,141	0.3%
OTHER SECURITIES		179,598,325	2.1%
		230,686,044
Government National Mortgage Association - 0.8%		64,451,520	0.8%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $644,937,003)		$632,254,899
ASSET BACKED SECURITIES - 10.3%
American Express Credit Account Master Trust Series 2018-8, Class A, 3.180%, 04/15/2024	45,843,000	46,857,208	0.6%
Ford Credit Auto Owner Trust Series 2018-1, Class A, 3.190%, 07/15/2031 (D)	25,519,000	26,509,923	0.3%
Golden Credit Card Trust Series 2018-1A, Class A, 2.620%, 01/15/2023 (D)	48,545,000	48,875,960	0.6%
Golden Credit Card Trust Series 2018-4A, Class A, 3.440%, 10/15/2025 (D)	25,220,000	26,281,005	0.3%
SunTrust Student Loan Trust Series 2006-1A, Class A4 (3 month LIBOR + 0.190%), 2.126%, 10/28/2037 (D)(E)	20,681,384	19,931,672	0.2%
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A, 2.560%, 11/25/2031 (D)	29,786,000	30,226,982	0.4%
OTHER SECURITIES		652,201,485	7.9%
TOTAL ASSET BACKED SECURITIES (Cost $841,719,243)		$850,884,235
PREFERRED SECURITIES - 0.0%
Utilities - 0.0%		3,213,170	0.0%
TOTAL PREFERRED SECURITIES (Cost $3,028,099)		$3,213,170
SHORT-TERM INVESTMENTS - 3.5%
U.S. Government Agency - 1.1%
Federal Home Loan Bank Discount Note, 1.150%, 01/02/2020 *	36,456,000	36,456,000	0.5%
Federal Home Loan Mortgage Corp. Discount Note, 1.050%, 01/02/2020 *	39,287,000	39,287,000	0.5%
OTHER SECURITIES		10,844,000	0.1%
		86,587,000
Short-term funds - 2.3%
John Hancock Collateral Trust, 1.7338% (F)(G)	19,021,375	190,322,173	2.3%

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.1%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $7,576,631 on 1-2-20, collateralized by $7,687,830 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $7,728,207)	$7,576,000	$7,576,000	0.1%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $3,757,115 on 1-2-20, collateralized by $3,800,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $3,834,002)	3,757,000	3,757,000	0.0%
		11,333,000
TOTAL SHORT-TERM INVESTMENTS (Cost $288,240,863)		$288,242,173
Total Investments (Select Bond Trust) (Cost $8,218,693,551) - 101.7%		$8,440,058,244	101.7%
Other assets and liabilities, net - (1.7)%		(138,314,140)	(1.7%)
TOTAL NET ASSETS - 100.0%		$8,301,744,104	100.0%
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,415,299,457 or 17.0% of the fund's net assets as of 12-31-19.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-19.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Short Term Government Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 91.5%
U.S. Treasury Inflation Protected Securities - 1.0%
0.625%, 04/15/2023	$1,812,948	$1,840,922	1.0%
		1,840,922
U.S. Treasury Notes - 39.1%
1.125%, 06/30/2021	3,033,000	3,011,191	1.7%
1.250%, 03/31/2021	1,195,000	1,189,381	0.7%
1.500%, 09/15/2022	4,000,000	3,988,750	2.2%
Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.625%, 06/30/2021	$7,500,000	$7,501,537	4.2%
1.750%, 11/30/2021	3,275,000	3,284,151	1.8%
1.875%, 04/30/2022 to 07/31/2022	14,215,000	14,307,534	8.0%
2.000%, 05/31/2024	4,500,000	4,558,337	2.6%
2.125%, 03/31/2024	2,700,000	2,747,838	1.5%
2.625%, 06/30/2023	5,485,000	5,666,704	3.2%
2.750%, 08/15/2021 to 07/31/2023	6,305,000	6,482,039	3.7%
2.875%, 11/15/2021 to 11/30/2023	16,245,000	16,915,479	9.5%
		69,652,941
Federal Agricultural Mortgage Corp. - 7.2%
1.640%, 04/17/2020	3,885,000	3,883,911	2.2%
1.675%, 02/24/2020	1,875,000	1,875,021	1.0%
1.750%, 06/15/2020	2,055,000	2,055,378	1.2%
2.000%, 01/15/2021	4,965,000	4,984,738	2.8%
		12,799,048
Federal Farm Credit Bank - 6.4%
1.440%, 08/16/2021	4,620,000	4,598,126	2.6%
1.680%, 04/05/2021	2,345,000	2,341,164	1.3%
2.990%, 04/16/2026	4,500,000	4,512,833	2.5%
		11,452,123
Federal Home Loan Bank - 6.0%
1.700%, 04/26/2021	2,940,000	2,939,498	1.7%
1.875%, 11/29/2021	1,960,000	1,969,915	1.1%
2.875%, 09/13/2024	5,500,000	5,782,759	3.2%
		10,692,172
Federal Home Loan Mortgage Corp. - 8.9%
2.375%, 02/16/2021	3,000,000	3,025,173	1.7%
2.500%, 09/01/2034	3,909,709	3,947,399	2.2%
2.719%, (12 month LIBOR + 1.618%), 05/01/2045 (A)	1,414,133	1,449,584	0.8%
3.000%, 07/01/2030 to 12/01/2032	5,237,297	5,385,879	3.0%
3.500%, 04/01/2032	2,031,085	2,120,557	1.2%
OTHER SECURITIES		630	0.0%
		15,929,222
Federal National Mortgage Association - 19.5%
2.125%, 04/24/2026	1,000,000	1,014,070	0.6%
2.500%, 10/01/2027 to 09/01/2034	5,066,117	5,117,112	2.9%
2.625%, 01/11/2022	5,000,000	5,099,144	2.9%
2.875%, 09/12/2023	7,005,000	7,306,889	4.1%
3.000%, 03/01/2028 to 09/01/2034	13,182,130	13,549,872	7.6%
3.500%, 05/01/2033 to 06/01/2034	2,036,633	2,124,824	1.1%
6.500%, 01/01/2039	463,097	542,373	0.3%
OTHER SECURITIES		3,427	0.0%
		34,757,711
Government National Mortgage Association - 0.0%		285	0.0%
Tennessee Valley Authority - 3.4%
3.875%, 02/15/2021	5,815,000	5,955,022	3.4%
		5,955,022
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $161,502,805)		$163,079,446
MUNICIPAL BONDS - 4.5%
City of Houston (Texas) 3.628%, 05/15/2024	1,000,000	1,069,920	0.6%

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
MUNICIPAL BONDS (continued)
City of Houston (Texas) 2.110%, 03/01/2025	$1,000,000	$997,310	0.5%
City of New York (New York) 3.250%, 03/01/2024	1,000,000	1,047,630	0.6%
City of New York (New York) 1.990%, 10/01/2026	1,000,000	972,940	0.5%
County of Orange FL Sales Tax Revenue 2.280%, 01/01/2026	1,000,000	998,060	0.6%
Los Angeles Unified School District 1.540%, 09/15/2025	1,000,000	953,620	0.5%
New York State Urban Development Corp. 3.080%, 03/15/2024	1,000,000	1,040,350	0.6%
State of California 2.375%, 10/01/2026	1,000,000	1,002,340	0.6%
TOTAL MUNICIPAL BONDS (Cost $8,126,270)		$8,082,170
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.3%
Federal Home Loan Mortgage Corp. - 1.2%
Series K030, Class X1 IO, 0.183%, 04/25/2023	136,377,819	742,182	0.4%
Series K038, Class X1 IO, 1.133%, 03/25/2024	7,989,490	318,515	0.2%
Series K022, Class X1 IO, 1.214%, 07/25/2022	11,096,008	281,743	0.2%
Series K017, Class X1 IO, 1.291%, 12/25/2021	21,712,302	422,157	0.2%
OTHER SECURITIES		398,118	0.2%
		2,162,715
Government National Mortgage Association - 1.1%
Series 2017-20, Class IO, 0.743%, 12/16/2058	4,718,231	268,496	0.1%
OTHER SECURITIES		1,670,737	1.0%
		1,939,233
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,425,840)		$4,101,948
SHORT-TERM INVESTMENTS - 1.1%
U.S. Government Agency - 0.9%
Federal Home Loan Bank Discount Note, 1.150%, 01/02/2020 *	692,000	692,000	0.4%
Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. Discount Note, 1.050%, 01/02/2020 *	$745,000	$745,000	0.4%
OTHER SECURITIES		206,000	0.1%
		1,643,000
Repurchase agreement - 0.2%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $144,012 on 1-2-20, collateralized by $146,223 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $146,991)	144,000	144,000	0.1%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $203,006 on 1-2-20, collateralized by $210,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $211,879)	203,000	203,000	0.1%
		347,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,989,948)		$1,990,000
Total Investments (Short Term Government Income Trust) (Cost $176,044,863) - 99.4%		$177,253,564	99.4%
Other assets and liabilities, net - 0.6%		983,394	0.6%
TOTAL NET ASSETS - 100.0%		$178,236,958	100.0%
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	40	Long	Mar 2020	$8,623,671	$8,620,000	$(3,671)
						$(3,671)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust
		Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.8%
U.S. Treasury Bonds - 5.4%
2.750%, 11/15/2042		$5,385,000	$5,739,841	1.2%
3.000%, 02/15/2049		6,860,000	7,730,111	1.6%
3.125%, 02/15/2043		6,175,000	6,994,576	1.5%
4.375%, 02/15/2038		3,920,000	5,208,394	1.1%
			25,672,922
U.S. Treasury Notes - 3.6%
2.000%, 11/15/2026		2,990,000	3,021,086	0.6%
2.375%, 02/29/2024 to 05/15/2029		11,440,000	11,834,097	2.5%
2.625%, 02/15/2029		2,345,000	2,483,427	0.5%
			17,338,610
Federal Home Loan Mortgage Corp. - 0.6%
3.500%, 12/01/2049		2,680,775	2,787,117	0.6%
			2,787,117
Federal National Mortgage Association - 2.2%
3.000%, 04/01/2046 to 12/01/2049 (A)		5,046,694	5,153,122	1.1%
3.000%, 11/01/2046 to 11/01/2049		5,143,017	5,269,573	1.1%
			10,422,695
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $53,118,153)			$56,221,344
FOREIGN GOVERNMENT OBLIGATIONS - 22.4%
Australia - 0.2%			1,045,410	0.2%
Austria - 0.3%			1,292,011	0.3%
Brazil - 1.7%
Federative Republic of Brazil 10.000% 01/01/2021 to 01/01/2023	BRL	30,695,000	8,336,863	1.7%
Canada - 4.3%
Government of Canada 0.500%, 03/01/2022	CAD	3,540,000	2,657,474	0.5%
Government of Canada 0.750%, 09/01/2020		3,145,000	2,405,754	0.5%
Government of Canada 1.500%, 09/01/2024		3,180,000	2,428,070	0.5%
Government of Canada 2.250%, 03/01/2024		5,478,000	4,313,258	0.9%
Province of Ontario 3.500%, 06/02/2024		3,870,000	3,164,069	0.7%
OTHER SECURITIES			5,536,273	1.2%
			20,504,898
Colombia - 1.4%
Republic of Colombia 7.000%, 05/04/2022	COP	7,382,000,000	2,343,885	0.5%
Republic of Colombia 10.000%, 07/24/2024		6,085,600,000	2,191,491	0.5%
OTHER SECURITIES			2,287,882	0.4%
			6,823,258
Finland - 0.3%			1,241,453	0.3%
Hungary - 0.5%
Republic of Hungary 6.375%, 03/29/2021		$2,126,000	2,240,961	0.5%
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia - 2.7%
Republic of Indonesia 7.000% 05/15/2022 to 09/15/2030	IDR	32,176,000,000	$2,306,452	0.5%
OTHER SECURITIES			10,687,202	2.2%
			12,993,654
Ireland - 1.5%
Republic of Ireland 3.400%, 03/18/2024	EUR	2,732,000	3,544,945	0.8%
Republic of Ireland 3.900%, 03/20/2023		2,770,000	3,538,967	0.7%
			7,083,912
Japan - 1.0%
Government of Japan 0.100%, 12/20/2023	JPY	533,450,000	4,953,398	1.0%
Malaysia - 1.6%			7,780,142	1.6%
Norway - 1.1%
Government of Norway 2.000%, 05/24/2023 (B)	NOK	17,125,000	1,988,011	0.4%
Government of Norway 3.750%, 05/25/2021 (B)		28,565,000	3,362,021	0.7%
			5,350,032
Philippines - 2.2%			10,576,724	2.2%
Portugal - 1.5%
Republic of Portugal 2.125%, 10/17/2028 (B)	EUR	1,960,000	2,527,969	0.5%
Republic of Portugal 3.850%, 04/15/2021 (B)		1,915,000	2,269,986	0.5%
Republic of Portugal 5.125%, 10/15/2024 (B)		$1,905,000	2,136,762	0.5%
			6,934,717
Qatar - 0.4%			1,929,379	0.4%
Singapore - 1.1%
Republic of Singapore 3.250%, 09/01/2020	SGD	4,815,000	3,619,730	0.8%
OTHER SECURITIES			1,710,277	0.3%
			5,330,007
Sweden - 0.5%
Kingdom of Sweden 0.125%, 04/24/2023 (B)	EUR	1,880,000	2,143,681	0.5%
United Kingdom - 0.1%			250,195	0.1%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $110,542,804)			$106,810,695
CORPORATE BONDS - 46.1%
Communication services - 5.8%
Verizon Communications, Inc. 4.329%, 09/21/2028		$1,800,000	2,040,173	0.4%
OTHER SECURITIES			25,406,688	5.4%
			27,446,861
Consumer discretionary - 4.3%
Lennar Corp. 4.750%, 11/29/2027		1,905,000	2,052,638	0.4%
OTHER SECURITIES			18,335,272	3.9%
			20,387,910
Consumer staples - 1.8%
Post Holdings, Inc. 5.750%, 03/01/2027 (B)		2,120,000	2,273,700	0.5%
OTHER SECURITIES			6,128,785	1.3%
			8,402,485

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Energy - 9.3%
DCP Midstream Operating LP 5.375%, 07/15/2025		$1,810,000	$1,968,375	0.4%
Enterprise Products Operating LLC 3.125%, 07/31/2029		2,385,000	2,447,254	0.5%
Marathon Oil Corp. 4.400%, 07/15/2027		2,185,000	2,373,774	0.5%
Parsley Energy LLC 5.625%, 10/15/2027 (B)		2,180,000	2,305,350	0.5%
Petrobras Global Finance BV 5.093%, 01/15/2030 (B)(C)		2,285,000	2,448,400	0.5%
OTHER SECURITIES			32,974,593	6.9%
			44,517,746
Financials - 11.4%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%) 05/15/2068		2,045,000	2,781,200	0.6%
KfW 2.125%, 08/15/2023	EUR	1,745,000	2,131,482	0.5%
Swiss Insured Brazil Power Finance Sarl 9.850%, 07/16/2032 (B)	BRL	8,690,000	2,511,280	0.5%
U.S. Bancorp 0.850%, 06/07/2024	EUR	3,025,000	3,490,353	0.7%
OTHER SECURITIES			43,237,400	9.1%
			54,151,715
Health care - 3.7%			17,905,335	3.7%
Industrials - 2.2%			10,324,319	2.2%
Information technology - 3.2%
Dell International LLC 8.350%, 07/15/2046 (B)		$2,068,000	2,842,809	0.6%
OTHER SECURITIES			12,435,872	2.6%
			15,278,681
Materials - 2.2%			10,474,912	2.2%
Real estate - 0.8%			4,006,525	0.8%
Utilities - 1.4%			6,801,231	1.4%
TOTAL CORPORATE BONDS (Cost $213,445,689)			$219,697,720
CONVERTIBLE BONDS - 1.8%
Communication services - 0.4%			1,996,592	0.4%
Consumer discretionary - 0.4%			1,905,106	0.4%
Health care - 0.2%			1,012,127	0.2%
Information technology - 0.5%			2,231,512	0.5%
Utilities - 0.3%			1,156,425	0.3%
TOTAL CONVERTIBLE BONDS (Cost $6,819,174)			$8,301,762
CAPITAL PREFERRED SECURITIES - 1.2%
Financials - 1.2%			5,913,580	1.2%
TOTAL CAPITAL PREFERRED SECURITIES (Cost $5,776,379)			$5,913,580
TERM LOANS (D) - 0.0%
Consumer discretionary - 0.0%			32,503	0.0%
TOTAL TERM LOANS (Cost $31,106)			$32,503
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.1%
Commercial and residential - 4.3%
BX Commercial Mortgage Trust Series 2019-XL, Class A (1 month LIBOR + 0.920%), 2.660%, 10/15/2036 (B)(E)	$2,160,000	$2,161,731	0.5%
OTHER SECURITIES		18,337,417	3.8%
		20,499,148
Federal Home Loan Mortgage Corp. - 0.3%		1,544,668	0.3%
Federal National Mortgage Association - 0.5%		2,234,008	0.5%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $23,760,803)		$24,277,824
ASSET BACKED SECURITIES - 3.7%		17,648,765	3.7%
TOTAL ASSET BACKED SECURITIES (Cost $17,196,770)		$17,648,765
COMMON STOCKS - 0.6%
Communication services - 0.0%		0	0.0%
Financials - 0.6%		2,615,594	0.6%
Industrials - 0.0%		192,501	0.0%
TOTAL COMMON STOCKS (Cost $3,229,916)		$2,808,095
PREFERRED SECURITIES - 4.9%
Financials - 1.4%		6,447,246	1.4%
Health care - 0.3%		1,616,535	0.3%
Industrials - 0.8%
Fortive Corp., 5.000%	2,450	2,384,820	0.5%
OTHER SECURITIES		1,220,352	0.3%
		3,605,172
Information technology - 0.2%		1,172,080	0.2%
Real estate - 0.3%		1,294,463	0.3%
Utilities - 1.9%
Dominion Energy, Inc., 7.250%	25,700	2,749,643	0.6%
The Southern Company, 6.750%	40,300	2,172,170	0.4%
OTHER SECURITIES		4,213,361	0.9%
		9,135,174
TOTAL PREFERRED SECURITIES (Cost $21,804,000)		$23,270,670
PURCHASED OPTIONS - 0.0%
Calls - 0.0%		24,318	0.0%
TOTAL PURCHASED OPTIONS (Cost $244,489)		$24,318
SHORT-TERM INVESTMENTS - 3.0%
U.S. Government Agency - 1.9%
Federal Home Loan Bank Discount Note, 1.150%, 01/02/2020 *	$3,890,000	3,890,000	0.8%
Federal Home Loan Mortgage Corp. Discount Note, 1.050%, 01/02/2020 *	4,193,000	4,193,000	0.9%
OTHER SECURITIES		1,157,000	0.2%
		9,240,000
Short-term funds - 0.9%
John Hancock Collateral Trust, 1.7338% (F)(G)	405,223	4,054,538	0.9%

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.2%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $808,067 on 1-2-20, collateralized by $819,971 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $824,278)	$808,000	$808,000	0.2%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $325,010 on 1-2-20, collateralized by $330,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $332,953)	325,000	325,000	0.0%
		1,133,000
TOTAL SHORT-TERM INVESTMENTS (Cost $14,427,388)		$14,427,538
Total Investments (Strategic Income Opportunities Trust) (Cost $470,396,671) - 100.6%		$479,434,814	100.6%
Other assets and liabilities, net - (0.6)%		(2,962,599)	(0.6%)
TOTAL NET ASSETS - 100.0%		$476,472,215	100.0%
Strategic Income Opportunities Trust (continued)
Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
NOK	Norwegian Krone
SGD	Singapore Dollar
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $160,291,351 or 33.6% of the fund's net assets as of 12-31-19.
(C)	All or a portion of this security is on loan as of 12-31-19.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-19.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro-BTP Italian Government Bond Futures	9	Short	Mar 2020	$(1,440,892)	$(1,438,161)	$2,731
						$2,731
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	6,230,000	CAD	5,599,574	ANZ	2/12/2020	$63,318	—
AUD	2,558,976	EUR	1,576,250	GSCM	2/12/2020	25,077	—
AUD	2,555,908	EUR	1,576,250	RBC	2/12/2020	22,921	—
AUD	8,900,000	JPY	650,932,205	CITI	2/12/2020	249,189	—
AUD	3,895,000	USD	2,680,227	ANZ	2/12/2020	55,823	—
AUD	4,847,283	USD	3,285,101	GSCM	2/12/2020	119,883	—
AUD	3,524,566	USD	2,387,735	HUS	2/12/2020	88,103	—
BRL	786,515	USD	188,016	CITI	2/12/2020	7,249	—
BRL	12,118,862	USD	2,927,761	SSB	2/12/2020	80,952	—
CAD	2,802,379	AUD	3,115,000	ANZ	2/12/2020	—	$(29,663)
CAD	3,514,264	AUD	3,895,000	CIBC	2/12/2020	—	(29,260)
CAD	4,643,195	EUR	3,150,000	MSCS	2/12/2020	34,175	—
CAD	9,225,143	EUR	6,260,000	SSB	2/12/2020	66,156	—
CAD	7,757,926	GBP	4,407,500	GSCM	2/12/2020	130,615	—
CAD	2,574,278	GBP	1,468,750	RBC	2/12/2020	35,081	—
CAD	3,994,659	JPY	324,436,514	RBC	2/12/2020	84,982	—
CAD	1,532,500	NOK	10,362,642	MSCS	2/12/2020	—	(165)
CAD	4,622,500	NOK	31,182,345	SSB	2/12/2020	8,005	—
CAD	6,600,343	NZD	7,854,167	ANZ	2/12/2020	—	(206,472)
The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	2,643,118	NZD	3,147,500	GSCM	2/12/2020	—	$(84,222)
CAD	1,327,876	NZD	1,568,333	SSB	2/12/2020	—	(33,596)
CAD	3,016,944	USD	2,301,855	BMO	2/12/2020	$21,884	—
CAD	654,813	USD	492,088	CIBC	2/12/2020	12,268	—
CAD	5,320,712	USD	4,045,000	RBC	2/12/2020	53,170	—
CAD	2,772,143	USD	2,085,000	TD	2/12/2020	50,186	—
EUR	3,152,500	AUD	5,086,921	SCB	2/12/2020	—	(28,356)
EUR	7,532,000	CAD	11,090,722	GSCM	2/12/2020	—	(72,725)
EUR	1,878,000	CAD	2,770,651	RBC	2/12/2020	—	(22,241)
EUR	4,653,294	GBP	4,142,273	HUS	2/12/2020	—	(260,460)
EUR	1,925,000	GBP	1,668,937	SSB	2/12/2020	—	(48,523)
EUR	1,567,500	GBP	1,360,723	TD	2/12/2020	—	(41,809)
EUR	8,481,762	USD	9,441,658	CITI	2/12/2020	96,017	—
EUR	2,145,875	USD	2,385,022	GSCM	2/12/2020	27,998	—
EUR	2,305,670	USD	2,557,956	HUS	2/12/2020	34,752	—
EUR	11,015,919	USD	12,262,961	JPM	2/12/2020	124,355	—
EUR	1,287,525	USD	1,430,179	MSCS	2/12/2020	17,633	—
EUR	2,305,670	USD	2,557,479	SSB	2/12/2020	35,229	—
EUR	3,150,000	USD	3,532,079	UBS	2/12/2020	10,071	—
GBP	1,468,750	CAD	2,557,623	ANZ	2/12/2020	—	(22,252)
GBP	5,876,250	CAD	10,300,682	RBC	2/12/2020	—	(141,417)
GBP	2,779,832	EUR	3,100,000	GSCM	2/12/2020	200,399	—
GBP	1,367,052	EUR	1,567,500	MSCS	2/12/2020	50,201	—
GBP	1,565,000	USD	1,969,396	GSCM	2/12/2020	105,945	—
GBP	6,100,000	USD	7,814,201	HUS	2/12/2020	274,986	—
GBP	4,712,500	USD	6,062,621	JPM	2/12/2020	186,607	—
GBP	6,260,000	USD	8,122,788	RBC	2/12/2020	178,574	—
GBP	5,155,000	USD	6,883,317	SCB	2/12/2020	—	(47,291)
GBP	3,494,630	USD	4,421,045	SSB	2/12/2020	213,171	—
GBP	1,467,090	USD	1,923,340	UBS	2/12/2020	22,162	—
JPY	330,389,598	USD	3,090,000	CITI	2/12/2020	—	(43,281)
JPY	1,315,116,898	USD	12,365,000	HUS	2/12/2020	—	(237,523)
JPY	873,670,145	USD	8,110,000	SCB	2/12/2020	—	(53,367)
JPY	658,831,730	USD	6,220,000	SSB	2/12/2020	—	(144,520)
MXN	91,274,579	USD	4,607,931	CITI	2/12/2020	190,874	—
MXN	49,986,412	USD	2,535,993	GSCM	2/12/2020	92,067	—
MXN	19,690,221	USD	1,008,968	MSCS	2/12/2020	26,254	—
MXN	98,646,970	USD	4,965,187	SSB	2/12/2020	221,225	—
NOK	41,800,916	CAD	6,155,000	GSCM	2/12/2020	21,318	—
NOK	28,813,763	USD	3,140,000	UBS	2/12/2020	142,546	—
NZD	1,563,229	AUD	1,460,811	ANZ	2/12/2020	26,778	—
NZD	1,719,864	AUD	1,607,530	RBC	2/12/2020	29,219	—
NZD	7,880,000	CAD	6,622,993	GSCM	2/12/2020	206,426	—
NZD	4,690,000	CAD	3,892,789	NAB	2/12/2020	160,655	—
NZD	5,915,000	USD	3,877,803	ANZ	2/12/2020	106,303	—
NZD	4,631,460	USD	2,927,046	SSB	2/12/2020	192,520	—
SGD	6,001,751	USD	4,415,000	GSCM	2/12/2020	48,867	—
USD	10,398,979	AUD	15,198,756	ANZ	2/12/2020	—	(277,416)
USD	2,111,960	AUD	3,085,000	CITI	2/12/2020	—	(55,104)
USD	7,348,962	AUD	10,703,328	HUS	2/12/2020	—	(169,611)
USD	851,746	BRL	3,500,252	CITI	2/12/2020	—	(17,250)
USD	2,290,525	BRL	9,405,125	SSB	2/12/2020	—	(44,457)
USD	4,045,000	CAD	5,321,784	CIBC	2/12/2020	—	(53,995)
USD	2,881,849	CAD	3,835,421	HUS	2/12/2020	—	(72,306)
USD	12,630,000	CAD	16,645,835	MSCS	2/12/2020	—	(191,113)
USD	19,291,628	CAD	25,352,601	RBC	2/12/2020	—	(235,694)
USD	8,188,723	EUR	7,317,624	CITI	2/12/2020	—	(39,888)
USD	7,183,555	EUR	6,424,329	GSCM	2/12/2020	—	(40,553)
USD	713,211	EUR	645,055	HUS	2/12/2020	—	(12,148)
USD	729,560	EUR	655,000	JPM	2/12/2020	—	(6,982)
USD	41,825,333	EUR	37,432,901	MSCS	2/12/2020	—	(267,675)
USD	10,680,058	EUR	9,585,000	SCB	2/12/2020	—	(98,200)
USD	3,895,212	EUR	3,473,540	SSB	2/12/2020	—	(10,756)
USD	2,070,493	EUR	1,867,324	UBS	2/12/2020	—	(29,299)
USD	5,994,308	GBP	4,586,581	CITI	2/12/2020	—	(87,940)
USD	2,089,221	GBP	1,545,919	GSCM	2/12/2020	39,184	—
The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	6,531,305	GBP	5,075,650	HUS	2/12/2020	—	$(199,495)
USD	4,072,682	GBP	3,150,000	JPM	2/12/2020	—	(104,521)
USD	2,030,085	GBP	1,565,000	MSCS	2/12/2020	—	(45,255)
USD	4,050,787	GBP	3,125,000	SCB	2/12/2020	—	(93,264)
USD	2,041,041	GBP	1,580,000	SSB	2/12/2020	—	(54,191)
USD	3,110,000	JPY	335,693,400	CITI	2/12/2020	$14,371	—
USD	3,110,000	JPY	335,830,238	HUS	2/12/2020	13,109	—
USD	3,080,000	JPY	327,765,900	SCB	2/12/2020	57,475	—
USD	4,070,000	JPY	431,700,830	SSB	2/12/2020	89,029	—
USD	5,028,809	MXN	99,061,377	CITI	2/12/2020	—	(179,391)
USD	1,854,566	MXN	36,522,285	GSCM	2/12/2020	—	(65,611)
USD	1,008,968	MXN	19,571,466	MSCS	2/12/2020	—	(20,011)
USD	10,574,357	MXN	208,244,231	SSB	2/12/2020	—	(374,185)
USD	1,570,000	NOK	14,375,208	JPM	2/12/2020	—	(67,665)
USD	7,415,089	NOK	66,147,787	SSB	2/12/2020	—	(120,655)
USD	1,979,807	NOK	18,116,872	UBS	2/12/2020	—	(84,119)
USD	5,602,620	NZD	8,703,551	ANZ	2/12/2020	—	(259,743)
USD	3,878,661	NZD	5,915,000	HUS	2/12/2020	—	(105,446)
USD	3,087,518	NZD	4,813,093	NAB	2/12/2020	—	(154,388)
USD	9,742,662	SGD	13,420,752	ANZ	2/12/2020	—	(239,168)
USD	2,215,000	SGD	3,007,538	HUS	2/12/2020	—	(21,889)
USD	7,786,312	SGD	10,680,335	MSCS	2/12/2020	—	(157,303)
USD	2,200,000	SGD	3,036,506	SCB	2/12/2020	—	(58,434)
USD	1,139,053	SGD	1,570,647	UBS	2/12/2020	—	(29,133)
						$4,465,357	$(5,691,397)
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar
Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BMO	Bank of Montreal
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank, N.A.
GSCM	Goldman Sachs Capital Markets, L.P.
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
NAB	National Australia Bank Ltd.
OTC	Over-the-counter
RBC	Royal Bank of Canada
SCB	Standard Chartered Bank
SSB	State Street Bank and Trust Company
TD	The Toronto-Dominion Bank
UBS	UBS AG

See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Bond Market Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 65.0%
U.S. Treasury Bonds - 11.0%
2.750%, 08/15/2047	$3,000,000	$3,213,317	0.5%
2.875%, 05/15/2049	3,500,000	3,853,450	0.6%
3.000%, 02/15/2047 to 02/15/2049	28,635,000	32,157,840	5.0%
4.250%, 05/15/2039 to 11/15/2040	4,610,000	6,065,381	1.0%
4.375%, 05/15/2041	1,830,000	2,463,985	0.4%
4.625%, 02/15/2040	5,000,000	6,904,899	1.1%
4.750%, 02/15/2041	2,000,000	2,818,028	0.4%
7.875%, 02/15/2021	3,400,000	3,631,632	0.6%
8.750%, 08/15/2020	5,750,000	5,995,191	0.9%
OTHER SECURITIES		3,483,525	0.5%
		70,587,248
U.S. Treasury Notes - 25.2%
1.250%, 01/31/2020 to 08/31/2024	6,000,000	5,899,450	0.9%
1.375%, 10/31/2020 to 08/31/2026	35,500,000	35,286,401	5.6%
1.625%, 07/31/2020	16,500,000	16,499,212	2.6%
1.750%, 07/31/2021 to 07/15/2022	8,000,000	8,021,327	1.3%
2.000%, 11/15/2021 to 02/15/2022	29,400,000	29,626,580	4.6%
2.125%, 05/31/2026	3,000,000	3,057,107	0.5%
2.250%, 02/15/2021 to 11/15/2027	24,595,000	25,179,742	3.9%
2.375%, 05/15/2029	5,000,000	5,192,878	0.8%
2.625%, 02/28/2023	3,000,000	3,090,959	0.5%
2.750%, 04/30/2023	3,500,000	3,624,438	0.6%
2.875%, 11/30/2023 to 05/15/2028	9,300,000	9,927,364	1.5%
3.000%, 10/31/2025	2,000,000	2,135,375	0.3%
3.125%, 05/15/2021	13,100,000	13,365,528	2.1%
		160,906,361
Federal Home Loan Bank - 0.4%
5.500%, 07/15/2036	1,690,000	2,370,293	0.4%
		2,370,293
Federal Home Loan Mortgage Corp. - 7.1%
2.750%, 06/19/2023	2,000,000	2,075,770	0.3%
3.000%, 07/01/2032 to 08/01/2046	7,851,211	8,073,034	1.3%
3.500%, 12/01/2025 to 06/01/2048	9,714,231	10,119,191	1.7%
4.000%, 02/01/2024 to 09/01/2047	4,092,155	4,318,930	0.7%
4.500%, 05/01/2024 to 11/01/2048	7,073,045	7,510,670	1.1%
3.500%, 10/01/2049	5,408,506	5,567,277	0.9%
OTHER SECURITIES		7,553,465	1.1%
		45,218,337
Federal National Mortgage Association - 13.1%
2.500%, TBA (A)	4,000,000	4,035,200	0.6%
3.000%, 01/01/2027 to 07/01/2046	12,194,726	12,538,556	2.0%
3.000%, TBA (A)	11,400,000	11,560,396	1.8%
3.500%, 12/01/2025 to 11/01/2048	19,786,244	20,688,440	3.3%
3.500%, TBA (A)	3,000,000	3,086,130	0.5%
4.000%, 08/01/2020 to 05/01/2048	17,627,711	18,603,414	3.2%
4.500%, 12/01/2020 to 06/01/2041	2,637,032	2,855,475	0.5%
7.250%, 05/15/2030	1,450,000	2,129,774	0.3%
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
OTHER SECURITIES		$8,034,551	0.9%
		83,531,936
Government National Mortgage Association - 6.9%
3.000%, 08/15/2043 to 06/20/2047	$6,149,548	6,335,927	1.0%
3.000%, TBA (A)	5,000,000	5,132,145	0.8%
3.500%, 04/15/2042 to 02/20/2047	12,513,883	13,137,239	2.1%
3.500%, TBA (A)	2,800,000	2,911,089	0.5%
4.000%, 11/15/2026 to 08/20/2048	10,335,952	10,836,396	1.6%
4.500%, 06/15/2023 to 10/20/2048	3,025,710	3,227,089	0.6%
OTHER SECURITIES		2,321,544	0.3%
		43,901,429
Tennessee Valley Authority - 0.1%		716,856	0.1%
U.S. Government - 1.2%
1.625%, 08/15/2029	8,000,000	7,787,369	1.2%
		7,787,369
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $400,570,276)		$415,019,829
FOREIGN GOVERNMENT OBLIGATIONS - 1.6%
Brazil - 0.3%		1,714,797	0.3%
Canada - 0.2%		1,271,002	0.2%
Chile - 0.1%		514,590	0.1%
Colombia - 0.1%		567,193	0.1%
Israel - 0.1%		513,984	0.1%
Italy - 0.0%		343,764	0.0%
Japan - 0.1%		815,695	0.1%
Mexico - 0.2%		1,209,000	0.2%
Panama - 0.1%		518,466	0.1%
Peru - 0.0%		365,625	0.0%
Philippines - 0.2%		1,018,501	0.2%
South Africa - 0.1%		743,483	0.1%
Turkey - 0.1%		788,362	0.1%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $10,046,523)		$10,384,462
CORPORATE BONDS - 27.9%
Communication services - 2.7%		17,218,555	2.7%
Consumer discretionary - 1.6%		10,357,557	1.6%
Consumer staples - 1.5%		9,475,298	1.5%
Energy - 2.6%		16,560,443	2.6%
Financials - 8.2%
Capital One Financial Corp. 3.200%, 02/05/2025	2,000,000	2,069,943	0.3%
OTHER SECURITIES		49,993,142	7.9%
		52,063,085
Health care - 2.8%		18,027,225	2.8%
Industrials - 2.3%		14,738,659	2.3%
Information technology - 2.4%		15,421,017	2.4%
Materials - 1.0%		6,136,862	1.0%

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Real estate - 0.8%		$5,360,890	0.8%
Utilities - 2.0%		12,966,429	2.0%
TOTAL CORPORATE BONDS (Cost $166,745,394)		$178,326,020
MUNICIPAL BONDS - 0.7%		4,709,095	0.7%
TOTAL MUNICIPAL BONDS (Cost $3,795,982)		$4,709,095
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8%
Commercial and residential - 2.3%
BANK Series 2017-BNK6, Class A4, 3.254%, 07/15/2060	$2,000,000	2,095,758	0.3%
GS Mortgage Securities Trust Series 2016-GS4, Class A3, 3.178%, 11/10/2049	3,000,000	3,117,160	0.5%
GS Mortgage Securities Trust Series 2017-GS5, Class A3, 3.409%, 03/10/2050	3,000,000	3,159,127	0.5%
OTHER SECURITIES		6,296,263	1.0%
		14,668,308
Federal Home Loan Mortgage Corp. - 0.5%		2,922,251	0.5%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,553,337)		$17,590,559
SHORT-TERM INVESTMENTS - 6.3%
Short-term funds - 6.3%
John Hancock Collateral Trust, 1.7338% (B)(C)	688,072	6,884,643	1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (B)	33,538,304	33,538,304	5.2%
		40,422,947
TOTAL SHORT-TERM INVESTMENTS (Cost $40,423,575)		$40,422,947
Total Investments (Total Bond Market Trust) (Cost $639,135,087) - 104.3%		$666,452,912	104.3%
Other assets and liabilities, net - (4.3)%		(27,401,694)	(4.3%)
TOTAL NET ASSETS - 100.0%		$639,051,218	100.0%
Security Abbreviations and Legend
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	The rate shown is the annualized seven-day yield as of 12-31-19.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Ultra Short Term Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 10.0%
U.S. Treasury Notes - 8.3%
1.375%, 01/15/2020	$13,000,000	$12,998,689	4.7%
2.250%, 02/29/2020 (A)	10,000,000	10,009,174	3.6%
		23,007,863
Federal Home Loan Mortgage Corp. - 0.7%		1,894,084	0.7%
Federal National Mortgage Association - 0.9%		2,480,862	0.9%
Government National Mortgage Association - 0.1%		435,785	0.1%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $27,854,103)		$27,818,594
CORPORATE BONDS - 54.4%
Communication services - 3.7%
NBCUniversal Media LLC 4.375%, 04/01/2021	2,000,000	2,062,319	0.8%
Verizon Communications, Inc. 4.600%, 04/01/2021	3,000,000	3,100,396	1.1%
ViacomCBS, Inc. 3.375%, 03/01/2022	3,000,000	3,068,153	1.1%
OTHER SECURITIES		2,012,717	0.7%
		10,243,585
Consumer discretionary - 4.0%
BMW US Capital LLC 3.100%, 04/12/2021 (B)	3,000,000	3,044,502	1.1%
Ford Motor Credit Company LLC 3.336%, 03/18/2021	3,000,000	3,021,976	1.1%
Nissan Motor Acceptance Corp. 2.550%, 03/08/2021 (B)	3,000,000	3,007,018	1.1%
OTHER SECURITIES		2,023,917	0.7%
		11,097,413
Consumer staples - 2.3%
Altria Group, Inc. 2.625%, 01/14/2020	3,000,000	3,000,384	1.1%
Keurig Dr Pepper, Inc. 3.551%, 05/25/2021	3,000,000	3,063,398	1.1%
OTHER SECURITIES		267,423	0.1%
		6,331,205
Energy - 3.8%
Halliburton Company 3.250%, 11/15/2021	3,000,000	3,059,945	1.1%
Sunoco Logistics Partners Operations LP 4.400%, 04/01/2021	3,000,000	3,071,605	1.1%
OTHER SECURITIES		4,274,563	1.6%
		10,406,113
Financials - 24.6%
Ameriprise Financial, Inc. 5.300%, 03/15/2020	3,000,000	3,019,169	1.1%
Capital One NA 2.950%, 07/23/2021	3,000,000	3,042,439	1.1%
Citizens Bank NA 2.250%, 03/02/2020	3,000,000	3,000,229	1.1%
Cooperatieve Rabobank UA 3.125%, 04/26/2021	3,000,000	3,046,578	1.1%
Fifth Third Bank 2.250%, 06/14/2021 (A)	3,000,000	3,015,140	1.1%
General Motors Financial Company, Inc. 3.200%, 07/06/2021	3,000,000	3,040,734	1.1%

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financials (continued)
Mitsubishi UFJ Financial Group, Inc. (3 month LIBOR + 1.880%) 3.787%, 03/01/2021 (C)	$2,246,000	$2,286,400	0.8%
Morgan Stanley 2.500%, 04/21/2021	3,000,000	3,022,711	1.1%
NatWest Markets PLC 3.625%, 09/29/2022 (B)	2,000,000	2,070,922	0.8%
Santander Holdings USA, Inc. 3.244%, 10/05/2026 (B)	3,000,000	3,029,747	1.1%
The Goldman Sachs Group, Inc. 5.750%, 01/24/2022	2,000,000	2,146,184	0.8%
UBS Group AG 3.000%, 04/15/2021 (B)	3,000,000	3,039,397	1.1%
Wells Fargo & Company 2.500%, 03/04/2021	3,000,000	3,020,991	1.1%
OTHER SECURITIES		31,099,870	11.2%
		67,880,511
Health care - 5.5%
Abbott Laboratories 2.550%, 03/15/2022	3,000,000	3,047,894	1.1%
Anthem, Inc. 2.500%, 11/21/2020	3,000,000	3,013,187	1.1%
Cigna Corp. 4.750%, 11/15/2021 (B)	2,000,000	2,095,953	0.8%
CVS Health Corp. (3 month LIBOR + 0.720%) 2.605%, 03/09/2021 (C)	3,000,000	3,018,395	1.1%
OTHER SECURITIES		4,033,675	1.4%
		15,209,104
Industrials - 4.4%
Honeywell International, Inc. 4.250%, 03/01/2021	2,000,000	2,061,300	0.8%
OTHER SECURITIES		10,116,163	3.6%
		12,177,463
Information technology - 4.0%
Broadcom, Inc. 3.125%, 04/15/2021 (B)	3,000,000	3,035,800	1.1%
Dell International LLC 4.420%, 06/15/2021 (B)	3,000,000	3,086,667	1.1%
NXP BV 4.625%, 06/15/2022 (B)	2,000,000	2,107,107	0.8%
OTHER SECURITIES		2,855,837	1.0%
		11,085,411
Materials - 1.4%
Georgia-Pacific LLC 5.400%, 11/01/2020 (B)	2,000,000	2,055,414	0.7%
OTHER SECURITIES		1,911,659	0.7%
		3,967,073
Utilities - 0.7%		2,009,677	0.7%
TOTAL CORPORATE BONDS (Cost $149,121,329)		$150,407,555
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
Federal National Mortgage Association - 0.3%		931,828	0.3%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $936,870)		$931,828
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES - 23.7%
American Express Credit Account Master Trust Series 2017-1, Class A, 1.930%, 09/15/2022	$2,200,000	$2,199,900	0.8%
American Express Credit Account Master Trust Series 2017-6, Class A, 2.040%, 05/15/2023	3,000,000	3,004,502	1.1%
BA Credit Card Trust Series 2017-A1, Class A1, 1.950%, 08/15/2022	3,000,000	3,000,300	1.1%
Chase Issuance Trust Series 2015-A4, Class A4, 1.840%, 04/15/2022	3,000,000	2,999,307	1.1%
Citibank Credit Card Issuance Trust Series 2018-A1, Class A1, 2.490%, 01/20/2023	4,000,000	4,027,258	1.5%
Ford Credit Auto Owner Trust Series 2015-1, Class A, 2.120%, 07/15/2026 (B)	3,000,000	2,999,823	1.1%
Ford Credit Auto Owner Trust Series 2018-A, Class A3, 3.030%, 11/15/2022	3,873,434	3,905,245	1.4%
GreatAmerica Leasing Receivables Funding LLC Series 2018-1, Class A3, 2.600%, 06/15/2021 (B)	2,541,034	2,546,948	0.9%
Mercedes-Benz Auto Receivables Trust Series 2016-1, Class A4, 1.460%, 12/15/2022	3,000,000	2,993,519	1.1%
PFS Financing Corp. Series 2018-B, Class A, 2.890%, 02/15/2023 (B)	2,790,000	2,811,320	1.0%
USAA Auto Owner Trust Series 2017-1, Class A4, 1.880%, 09/15/2022	3,355,000	3,352,468	1.2%
World Financial Network Credit Card Master Trust Series 2015-B, Class A, 2.550%, 06/17/2024	3,255,000	3,264,961	1.2%
OTHER SECURITIES		28,328,228	10.2%
TOTAL ASSET BACKED SECURITIES (Cost $65,109,997)		$65,433,779
SHORT-TERM INVESTMENTS - 12.6%
U.S. Government - 10.6%
U.S. Treasury Bill, 1.450%, 01/09/2020 *	8,000,000	7,997,812	2.9%
U.S. Treasury Bill, 1.514%, 01/09/2020 *	5,000,000	4,998,633	1.8%
U.S. Treasury Bill, 1.531%, 02/20/2020 *	15,000,000	14,969,069	5.4%
OTHER SECURITIES		1,339,634	0.5%
		29,305,148
U.S. Government Agency - 0.7%		2,005,000	0.7%
Short-term funds - 1.2%
John Hancock Collateral Trust, 1.7338% (D)(E)	334,546	3,347,366	1.2%
OTHER SECURITIES		69,935	0.0%
		3,417,301

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.1%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $176,015 on 1-2-20, collateralized by $178,616 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $179,555)	$176,000	$176,000	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $34,901,644)		$34,903,449
Total Investments (Ultra Short Term Bond Trust) (Cost $277,923,943) - 101.0%		$279,495,205	101.0%
Other assets and liabilities, net - (1.0)%		(2,846,410)	(1.0%)
TOTAL NET ASSETS - 100.0%		$276,648,795	100.0%
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $56,240,923 or 20.3% of the fund's net assets as of 12-31-19.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

The following portfolios had the following country composition as a percentage of net assets on 12-31-19:
High Yield Trust
United States	73.9%
Cayman Islands	6.0%
Canada	5.8%
United Kingdom	3.1%
France	2.0%
Luxembourg	1.5%
Netherlands	1.4%
Ireland	1.1%
United Arab Emirates	1.0%
Other countries	4.2%
TOTAL	100.0%
Strategic Income Opportunities Trust
United States	61.7%
Canada	6.0%
Indonesia	3.6%
Supranational	2.9%
Brazil	2.8%
Philippines	2.2%
Ireland	2.1%
Singapore	2.0%
Luxembourg	1.7%
Norway	1.6%
Other countries	13.4%
TOTAL	100.0%
The accompanying notes are an integral part of the financial statements.
54

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	Active Bond Trust	Core Bond Trust	Global Bond Trust	High Yield Trust
Unaffiliated investments, at value (including securities loaned)	$787,470,313	$1,133,697,686	$285,240,778	$202,105,973
Affiliated investments, at value	8,396,803	10,362,959	—	15,941,751
Repurchase agreements, at value	455,000	—	3,996,292	—
Total investments, at value	796,322,116	1,144,060,645	289,237,070	218,047,724
Swap contracts, at value	—	—	312,703	—
Receivable for centrally cleared swaps	—	—	1,568,682	—
Unrealized appreciation on forward foreign currency contracts	—	—	1,543,074	37,036
Receivable for futures variation margin	—	—	182,538	6,433
Cash	282,996	120	9,891	5,822
Foreign currency, at value	—	—	512,517	151,492
Collateral held at broker for futures contracts	—	—	681,000	53,971
Interest receivable	5,138,750	5,023,230	1,439,707	3,070,428
Receivable for fund shares sold	57,477,699	4,892,986	1,868,472	1,458,336
Receivable for investments sold	—	716,417	8,184	775,810
Receivable for delayed delivery securities sold	1,073,901	68,012,480	107,888,462	371,064
Receivable for securities lending income	4,402	2,322	—	5,877
Receivable from affiliates	—	—	101	—
Other assets	12,352	19,703	9,826	5,068
Total assets	860,312,216	1,222,727,903	405,262,227	223,989,061
Liabilities
Payable for sale commitments outstanding, at value	—	—	103,679	—
Payable for open reverse repurchase agreements	—	—	24,653,322	—
Unrealized depreciation on forward foreign currency contracts	—	—	1,000,772	2,224
Written options, at value	—	—	356,445	—
Swap contracts, at value	—	—	350,651	—
Securities sold short, at value	—	—	2,738,013	—
Payable for collateral on OTC derivatives	—	—	550,000	4,605
Payable for collateral on sale commitments	—	—	95,000	—
Payable for investments purchased	—	22,401,318	50,737	1,489,283
Payable for delayed delivery securities purchased	76,045,306	95,326,095	177,462,354	—
Payable for fund shares repurchased	51,541,922	4,655,525	—	—
Payable upon return of securities loaned	8,399,868	10,378,425	—	15,945,656
Payable to affiliates
Accounting and legal services fees	35,664	53,908	9,588	10,075
Trustees' fees	987	1,503	347	347
Other liabilities and accrued expenses	65,153	79,532	66,237	29,883
Total liabilities	136,088,900	132,896,306	207,437,145	17,482,073
Net assets	$724,223,316	$1,089,831,597	$197,825,082	$206,506,988
Net assets consist of
Paid-in capital	$697,352,841	$1,068,513,807	$197,138,270	$269,748,482
Total distributable earnings (loss)	26,870,475	21,317,790	686,812	(63,241,494)
Net assets	$724,223,316	$1,089,831,597	$197,825,082	$206,506,988
Unaffiliated investments, including repurchase agreements, at cost	$765,153,291	$1,118,876,164	$283,850,409	$209,296,286
Affiliated investments, at cost	$8,397,206	$10,362,883	—	$15,942,962
Foreign currency, at cost	—	—	$502,548	$156,471
Proceeds received from investments sold short	—	—	$2,768,875	—
Proceeds received on sale commitments outstanding	—	—	$103,578	—
Premiums received on written options	—	—	$334,953	—
Net unamortized upfront payment on OTC swaps	—	—	$(134,480)	—
Collateral held at broker for centrally cleared swaps	—	—	$1,587,000	—
Securities loaned, at value	$8,191,317	$10,142,638	—	$15,506,696
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$36,987,098	$91,747,418	$30,648,411	$68,119,542
Shares outstanding	3,778,512	6,843,239	2,492,025	12,821,372
Net asset value, offering price and redemption price per share	$9.79	$13.41	$12.30	$5.31
Series II
Net assets	$145,306,116	$80,537,501	$60,412,434	$52,067,672
Shares outstanding	14,814,409	6,013,789	4,987,414	9,564,556
Net asset value, offering price and redemption price per share	$9.81	$13.39	$12.11	$5.44
Series NAV
Net assets	$541,930,102	$917,546,678	$106,764,237	$86,319,774
Shares outstanding	55,326,992	68,757,128	8,714,972	16,516,788
Net asset value, offering price and redemption price per share	$9.80	$13.34	$12.25	$5.23
The accompanying notes are an integral part of the financial statements.
55

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	Investment Quality Bond Trust	Money Market Trust	Select Bond Trust	Short Term Government Income Trust
Unaffiliated investments, at value (including securities loaned)	$329,426,637	$1,383,427,033	$8,238,403,071	$176,906,564
Affiliated investments, at value	1,765,533	—	190,322,173	—
Repurchase agreements, at value	5,500,000	582,600,000	11,333,000	347,000
Total investments, at value	336,692,170	1,966,027,033	8,440,058,244	177,253,564
Swap contracts, at value	1,133	—	—	—
Receivable for centrally cleared swaps	49,818	—	—	—
Unrealized appreciation on forward foreign currency contracts	7,454	—	—	—
Receivable for futures variation margin	—	—	—	1,843
Cash	138,599	36,281	397,077	905
Foreign currency, at value	222	—	—	—
Collateral held at broker for futures contracts	70,288	—	—	34,200
Interest receivable	1,460,703	1,802,151	49,395,022	964,758
Receivable for fund shares sold	5,453,049	10,818,427	61,461,823	20,688
Receivable for investments sold	222,549	—	—	—
Receivable for delayed delivery securities sold	1,848,516	—	24,843,590	—
Receivable for securities lending income	576	—	84,167	—
Receivable from affiliates	—	6,881	157	—
Other assets	5,427	1,612	155,672	5,876
Total assets	345,950,504	1,978,692,385	8,576,395,752	178,281,834
Liabilities
Unrealized depreciation on forward foreign currency contracts	132,269	—	—	—
Swap contracts, at value	1,560,076	—	—	—
Payable for futures variation margin	76,164	—	—	—
Payable for investments purchased	146,149	29,130,193	—	—
Payable for delayed delivery securities purchased	85,518,810	—	49,713,140	—
Payable for fund shares repurchased	13	19,427,854	33,677,657	11,183
Payable upon return of securities loaned	1,766,045	—	190,364,194	—
Payable to affiliates
Accounting and legal services fees	12,308	98,268	410,182	9,001
Trustees' fees	406	2,657	11,123	313
Other liabilities and accrued expenses	44,362	122,649	475,352	24,379
Total liabilities	89,256,602	48,781,621	274,651,648	44,876
Net assets	$256,693,902	$1,929,910,764	$8,301,744,104	$178,236,958
Net assets consist of
Paid-in capital	$248,721,206	$1,929,885,273	$8,200,712,153	$201,680,254
Total distributable earnings (loss)	7,972,696	25,491	101,031,951	(23,443,296)
Net assets	$256,693,902	$1,929,910,764	$8,301,744,104	$178,236,958
Unaffiliated investments, including repurchase agreements, at cost	$327,690,826	$1,966,027,033	$8,028,369,966	$176,044,863
Affiliated investments, at cost	$1,765,654	—	$190,323,585	—
Foreign currency, at cost	$190	—	—	—
Net unamortized upfront payment on OTC swaps	$(131,100)	—	—	—
Securities loaned, at value	$1,728,138	—	$186,417,345	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$139,377,882	$1,420,004,614	$175,862,930	$35,874,882
Shares outstanding	12,235,514	1,420,036,609	12,754,458	2,971,559
Net asset value, offering price and redemption price per share	$11.39	$1.00	$13.79	$12.07
Series II
Net assets	$76,221,089	$120,076,769	$423,238,787	$22,735,324
Shares outstanding	6,686,555	120,057,696	30,654,195	1,882,006
Net asset value, offering price and redemption price per share	$11.40	$1.00	$13.81	$12.08
Series NAV
Net assets	$41,094,931	$389,829,381	$7,702,642,387	$119,626,752
Shares outstanding	3,620,886	389,830,188	558,903,438	9,911,313
Net asset value, offering price and redemption price per share	$11.35	$1.00	$13.78	$12.07
The accompanying notes are an integral part of the financial statements.
56

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	Strategic Income Opportunities Trust	Total Bond Market Trust	Ultra Short Term Bond Trust
Unaffiliated investments, at value (including securities loaned)	$474,247,276	$659,568,269	$275,971,839
Affiliated investments, at value	4,054,538	6,884,643	3,347,366
Repurchase agreements, at value	1,133,000	—	176,000
Total investments, at value	479,434,814	666,452,912	279,495,205
Unrealized appreciation on forward foreign currency contracts	4,465,357	—	—
Receivable for futures variation margin	4,058	—	—
Cash	780	—	—
Foreign currency, at value	1,424,428	—	—
Collateral held at broker for futures contracts	170,214	—	—
Collateral segregated at custodian for OTC derivative contracts	1,710,000	—	—
Interest receivable	4,848,124	4,168,827	1,709,643
Receivable for fund shares sold	502,355	3,579,878	2,507
Receivable for investments sold	2,096,227	—	—
Receivable for securities lending income	2,503	3,134	180
Receivable from affiliates	—	5,278	—
Other assets	10,564	9,926	5,033
Total assets	494,669,424	674,219,955	281,212,568
Liabilities
Unrealized depreciation on forward foreign currency contracts	5,691,397	—	—
Payable for investments purchased	920,151	—	—
Payable for delayed delivery securities purchased	5,150,489	26,669,875	—
Payable for fund shares repurchased	2,281,725	1,525,292	1,175,468
Payable upon return of securities loaned	4,053,705	6,889,330	3,347,500
Payable to affiliates
Accounting and legal services fees	23,966	32,106	13,738
Trustees' fees	738	824	383
Other liabilities and accrued expenses	75,038	51,310	26,684
Total liabilities	18,197,209	35,168,737	4,563,773
Net assets	$476,472,215	$639,051,218	$276,648,795
Net assets consist of
Paid-in capital	$477,737,933	$612,652,480	$293,500,319
Total distributable earnings (loss)	(1,265,718)	26,398,738	(16,851,524)
Net assets	$476,472,215	$639,051,218	$276,648,795
Unaffiliated investments, including repurchase agreements, at cost	$466,341,992	$632,249,816	$274,576,564
Affiliated investments, at cost	$4,054,679	$6,885,271	$3,347,379
Foreign currency, at cost	$1,404,598	—	—
Securities loaned, at value	$3,951,246	$6,725,759	$3,277,425
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$360,706,465	$311,082,314	$11,810,850
Shares outstanding	26,677,779	29,946,692	1,026,143
Net asset value, offering price and redemption price per share	$13.52	$10.39	$11.51
Series II
Net assets	$36,211,620	$57,359,553	$233,912,540
Shares outstanding	2,671,006	5,513,852	20,323,761
Net asset value, offering price and redemption price per share	$13.56	$10.40	$11.51
Series NAV
Net assets	$79,554,130	$270,609,351	$30,925,405
Shares outstanding	5,902,288	26,060,663	2,686,162
Net asset value, offering price and redemption price per share	$13.48	$10.38	$11.51
The accompanying notes are an integral part of the financial statements.
57

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	Active Bond Trust	Core Bond Trust	Global Bond Trust	High Yield Trust
Interest	$25,720,369	$33,392,596	$6,776,622	$12,824,537
Dividends	66,703	—	30,628	186,259
Securities lending	63,280	25,558	—	78,852
Less foreign taxes withheld	(7,407)	—	(18,895)	(44)
Total investment income	25,842,945	33,418,154	6,788,355	13,089,604
Expenses
Investment management fees	4,242,901	6,164,871	1,415,608	1,426,507
Distribution and service fees	378,327	250,468	170,358	164,748
Interest expense	—	2,192	504,225	—
Accounting and legal services fees	136,284	209,688	40,666	39,581
Trustees' fees	14,256	21,828	4,050	4,292
Custodian fees	96,911	126,130	133,070	36,991
Printing and postage	30,159	31,504	16,797	23,021
Professional fees	73,467	84,828	103,826	(20,887) [1]
Other	32,575	41,499	29,343	23,815
Total expenses	5,004,880	6,933,008	2,417,943	1,698,068
Less expense reductions	(52,277)	(80,125)	(74,825)	(15,096)
Net expenses	4,952,603	6,852,883	2,343,118	1,682,972
Net investment income	20,890,342	26,565,271	4,445,237	11,406,632
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	11,924,007	42,550,351	2,600,550	(1,268,439)
Affiliated investments	767	(110)	—	1,852
Securities sold short	—	—	(433,294)	—
Futures contracts	—	—	373,543	190,598
Forward foreign currency contracts	—	—	2,537,641	(25,753)
Written options	—	—	273,810	10,890
Swap contracts	—	—	(2,220,290)	—
	11,924,774	42,550,241	3,131,960	(1,090,852)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	29,217,139	17,672,459	7,680,495	19,495,780
Affiliated investments	(720)	(40)	—	(1,346)
Securities sold short	—	—	11,176	—
Futures contracts	—	—	254,184	(86,157)
Forward foreign currency contracts	—	—	(350,369)	98,525
Written options	—	—	(33,741)	6,168
Swap contracts	—	—	(2,676,523)	—
	29,216,419	17,672,419	4,885,222	19,512,970
Net realized and unrealized gain (loss)	41,141,193	60,222,660	8,017,182	18,422,118
Increase in net assets from operations	$62,031,535	$86,787,931	$12,462,419	$29,828,750

[1]	During the year ended December 31, 2019, High Yield Trust received a reimbursement of legal fees. See Note 13 to the Financial statements. As a result of this reimbursement, the portfolio reflects negative professional fees in the current reporting period. Professional fees incurred by the portfolio for the year ended December 31, 2019 prior to these reimbursements were $79,550.
The accompanying notes are an integral part of the financial statements.
58

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	Investment Quality Bond Trust	Money Market Trust	Select Bond Trust	Short Term Government Income Trust
Interest	$8,797,348	$44,152,495	$262,698,548	$3,510,136
Dividends	—	—	57,027	—
Securities lending	6,105	—	1,044,740	3,203
Less foreign taxes withheld	(15,945)	—	—	—
Total investment income	8,787,508	44,152,495	263,800,315	3,513,339
Expenses
Investment management fees	1,535,887	7,286,398	46,983,938	1,021,341
Distribution and service fees	254,985	1,034,602	1,174,424	77,077
Accounting and legal services fees	48,979	377,012	1,606,372	36,972
Trustees' fees	5,307	39,680	167,012	3,712
Custodian fees	61,109	237,810	804,442	28,157
Printing and postage	19,252	63,844	179,450	15,652
Professional fees	87,273	69,843	205,069	74,766
Other	24,123	38,914	211,847	12,391
Total expenses	2,036,915	9,148,103	51,332,554	1,270,068
Less expense reductions	(18,921)	(2,606,825)	(2,307,933)	(13,288)
Net expenses	2,017,994	6,541,278	49,024,621	1,256,780
Net investment income	6,769,514	37,611,217	214,775,694	2,256,559
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	4,885,395	(6,715)	173,668,388	698,445
Affiliated investments	(408)	—	12,537	2,149
Futures contracts	970,460	—	—	(20,945)
Forward foreign currency contracts	147,494	—	—	—
Written options	(163,491)	—	—	—
Swap contracts	(660,599)	—	—	—
	5,178,851	(6,715)	173,680,925	679,649
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	11,760,536	—	331,604,381	3,010,195
Affiliated investments	(126)	—	(6,803)	(147)
Futures contracts	(213,759)	—	—	(3,671)
Forward foreign currency contracts	(76,715)	—	—	—
Swap contracts	(836,681)	—	—	—
	10,633,255	—	331,597,578	3,006,377
Net realized and unrealized gain (loss)	15,812,106	(6,715)	505,278,503	3,686,026
Increase in net assets from operations	$22,581,620	$37,604,502	$720,054,197	$5,942,585
The accompanying notes are an integral part of the financial statements.
59

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	Strategic Income Opportunities Trust	Total Bond Market Trust	Ultra Short Term Bond Trust
Interest	$17,383,354	$17,147,146	$6,601,065
Dividends	1,154,817	—	—
Securities lending	43,843	30,242	6,900
Less foreign taxes withheld	(209,404)	(602)	—
Total investment income	18,372,610	17,176,786	6,607,965
Expenses
Investment management fees	3,067,230	2,893,582	1,376,739
Distribution and service fees	275,942	288,019	502,897
Accounting and legal services fees	94,008	118,585	48,110
Trustees' fees	9,969	12,206	5,077
Custodian fees	144,623	75,495	36,769
Printing and postage	20,955	28,298	19,825
Professional fees	91,814	64,246	62,800
Other	36,074	29,487	13,655
Total expenses	3,740,615	3,509,918	2,065,872
Less expense reductions	(35,833)	(1,682,016)	(144,743)
Net expenses	3,704,782	1,827,902	1,921,129
Net investment income	14,667,828	15,348,884	4,686,836
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(11,075,633)	3,733,249	331,615
Affiliated investments	1,445	555	1,623
Futures contracts	(907,810)	—	—
Forward foreign currency contracts	4,051,602	—	—
Written options	224,411	—	—
	(7,705,985)	3,733,804	333,238
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	45,410,309	28,958,126	2,101,999
Affiliated investments	(431)	(569)	(92)
Futures contracts	405,738	—	—
Forward foreign currency contracts	(2,206,233)	—	—
Written options	(161,074)	—	—
	43,448,309	28,957,557	2,101,907
Net realized and unrealized gain (loss)	35,742,324	32,691,361	2,435,145
Increase in net assets from operations	$50,410,152	$48,040,245	$7,121,981
The accompanying notes are an integral part of the financial statements.
60

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Active Bond Trust		Core Bond Trust		Global Bond Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$20,890,342	$22,517,203	$26,565,271	$28,068,594	$4,445,237	$10,563,624
Net realized gain (loss)	11,924,774	(4,108,480)	42,550,241	(35,994,361)	3,131,960	(4,406,602)
Change in net unrealized appreciation (depreciation)	29,216,419	(23,341,147)	17,672,419	(1,327,456)	4,885,222	(16,827,464)
Increase (decrease) in net assets resulting from operations	62,031,535	(4,932,424)	86,787,931	(9,253,223)	12,462,419	(10,670,442)
Distributions to shareholders
From earnings
Series I	(1,014,926)	(1,155,610)	(2,209,044)	(2,349,653)	(1,985,047)	(909,206)
Series II	(3,630,983)	(4,551,857)	(1,791,244)	(1,932,312)	(3,874,649)	(1,903,554)
Series NAV	(14,962,586)	(16,554,218)	(22,389,125)	(23,761,383)	(7,038,820)	(12,667,424)
Total distributions	(19,608,495)	(22,261,685)	(26,389,413)	(28,043,348)	(12,898,516)	(15,480,184)
From portfolio share transactions
Portfolio share transactions	3,425,839	(34,697,507)	(35,036,399)	(143,824,351)	(4,283,517)	(360,336,261)
Total increase (decrease)	45,848,879	(61,891,616)	25,362,119	(181,120,922)	(4,719,614)	(386,486,887)
Net assets
Beginning of year	678,374,437	740,266,053	1,064,469,478	1,245,590,400	202,544,696	589,031,583
End of year	$724,223,316	$678,374,437	$1,089,831,597	$1,064,469,478	$197,825,082	$202,544,696
	High Yield Trust		Investment Quality Bond Trust		Money Market Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$11,406,632	$13,058,347	$6,769,514	$6,833,252	$37,611,217	$28,608,272
Net realized gain (loss)	(1,090,852)	(1,331,763)	5,178,851	(4,005,526)	(6,715)	(3,357)
Change in net unrealized appreciation (depreciation)	19,512,970	(18,030,950)	10,633,255	(5,121,395)	—	—
Increase (decrease) in net assets resulting from operations	29,828,750	(6,304,366)	22,581,620	(2,293,669)	37,604,502	28,604,915
Distributions to shareholders
From earnings
Series I	(3,590,513)	(4,546,817)	(3,473,749)	(4,962,256)	(27,201,669)	(20,527,065)
Series II	(2,598,299)	(3,114,361)	(1,734,722)	(2,478,291)	(2,231,111)	(2,020,686)
Series NAV	(4,611,307)	(5,357,388)	(1,093,907)	(1,369,279)	(8,178,439)	(6,055,323)
Total distributions	(10,800,119)	(13,018,566)	(6,302,378)	(8,809,826)	(37,611,219)	(28,603,074)
From portfolio share transactions
Portfolio share transactions	(9,417,481)	(15,046,970)	(5,565,198)	(17,433,368)	(69,505,575)	57,025,625
Total increase (decrease)	9,611,150	(34,369,902)	10,714,044	(28,536,863)	(69,512,292)	57,027,466
Net assets
Beginning of year	196,895,838	231,265,740	245,979,858	274,516,721	1,999,423,056	1,942,395,590
End of year	$206,506,988	$196,895,838	$256,693,902	$245,979,858	$1,929,910,764	$1,999,423,056
The accompanying notes are an integral part of the financial statements.
61

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Select Bond Trust		Short Term Government Income Trust		Strategic Income Opportunities Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$214,775,694	$234,353,469	$2,256,559	$3,454,663	$14,667,828	$20,452,963
Net realized gain (loss)	173,680,925	(98,183,756)	679,649	(3,736,843)	(7,705,985)	(1,500,585)
Change in net unrealized appreciation (depreciation)	331,597,578	(185,323,842)	3,006,377	1,381,175	43,448,309	(47,276,527)
Increase (decrease) in net assets resulting from operations	720,054,197	(49,154,129)	5,942,585	1,098,995	50,410,152	(28,324,149)
Distributions to shareholders
From earnings
Series I	(4,470,724)	(5,235,078)	(610,855)	(726,264)	(9,957,393)	(15,679,904)
Series II	(10,125,346)	(12,274,891)	(336,286)	(443,919)	(916,822)	(1,416,132)
Series NAV	(202,803,645)	(225,742,204)	(2,111,118)	(2,886,809)	(2,213,057)	(3,355,650)
Total distributions	(217,399,715)	(243,252,173)	(3,058,259)	(4,056,992)	(13,087,272)	(20,451,686)
From portfolio share transactions
Portfolio share transactions	(415,283,899)	(809,838,038)	283,843	(124,949,400)	(47,218,038)	(82,634,892)
Total increase (decrease)	87,370,583	(1,102,244,340)	3,168,169	(127,907,397)	(9,895,158)	(131,410,727)
Net assets
Beginning of year	8,214,373,521	9,316,617,861	175,068,789	302,976,186	486,367,373	617,778,100
End of year	$8,301,744,104	$8,214,373,521	$178,236,958	$175,068,789	$476,472,215	$486,367,373
	Total Bond Market Trust		Ultra Short Term Bond Trust
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$15,348,884	$14,521,293	$4,686,836	$2,760,100
Net realized gain (loss)	3,733,804	(853,423)	333,238	(21,074)
Change in net unrealized appreciation (depreciation)	28,957,557	(15,057,556)	2,101,907	45,954
Increase (decrease) in net assets resulting from operations	48,040,245	(1,389,686)	7,121,981	2,784,980
Distributions to shareholders
From earnings
Series I	(7,065,437)	(6,762,678)	(190,668)	(204,968)
Series II	(1,224,623)	(1,322,172)	(3,535,618)	(2,764,923)
Series NAV	(6,288,464)	(7,077,351)	(652,225)	(539,452)
Total distributions	(14,578,524)	(15,162,201)	(4,378,511)	(3,509,343)
From portfolio share transactions
Portfolio share transactions	40,544,083	10,126,666	37,793,193	(7,759,934)
Total increase (decrease)	74,005,804	(6,425,221)	40,536,663	(8,484,297)
Net assets
Beginning of year	565,045,414	571,470,635	236,112,132	244,596,429
End of year	$639,051,218	$565,045,414	$276,648,795	$236,112,132
The accompanying notes are an integral part of the financial statements.
62

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Trust
Series I
12-31-2019	9.21	0.29	0.56	0.85	(0.27)	—	(0.27)	9.79	9.25	0.70	0.70	2.96	37	88
12-31-2018	9.57	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	9.21	(0.60)	0.70	0.70	3.18	35	63
12-31-2017	9.45	0.29	0.17	0.46	(0.34)	—	(0.34)	9.57	4.84	0.70	0.69	3.01	38	86
12-31-2016	9.40	0.31	0.10	0.41	(0.36)	—	(0.36)	9.45	4.34	0.68 [3]	0.68 [3]	3.18	41	84
12-31-2015	9.88	0.33	(0.31)	0.02	(0.50)	—	(0.50)	9.40	0.17	0.69	0.69	3.31	44	60
Series II
12-31-2019	9.23	0.27	0.56	0.83	(0.25)	—	(0.25)	9.81	9.03	0.90	0.90	2.76	145	88
12-31-2018	9.59	0.28	(0.36)	(0.08)	(0.28)	—	(0.28)	9.23	(0.80)	0.90	0.90	2.98	141	63
12-31-2017	9.47	0.28	0.16	0.44	(0.32)	—	(0.32)	9.59	4.63	0.90	0.89	2.81	167	86
12-31-2016	9.41	0.29	0.11	0.40	(0.34)	—	(0.34)	9.47	4.23	0.88 [3]	0.88 [3]	2.98	167	84
12-31-2015	9.90	0.31	(0.32)	(0.01)	(0.48)	—	(0.48)	9.41	(0.14)	0.89	0.89	3.13	184	60
Series NAV
12-31-2019	9.22	0.29	0.57	0.86	(0.28)	—	(0.28)	9.80	9.30	0.65	0.65	3.01	542	88
12-31-2018	9.58	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	9.22	(0.55)	0.65	0.65	3.24	502	63
12-31-2017	9.46	0.30	0.16	0.46	(0.34)	—	(0.34)	9.58	4.89	0.65	0.64	3.06	535	86
12-31-2016	9.40	0.31	0.11	0.42	(0.36)	—	(0.36)	9.46	4.50	0.63 [3]	0.63 [3]	3.23	536	84
12-31-2015	9.89	0.33	(0.32)	0.01	(0.50)	—	(0.50)	9.40	0.12	0.64	0.64	3.35	546	60
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.
Core Bond Trust
Series I
12-31-2019	12.68	0.32	0.74	1.06	(0.33)	—	(0.33)	13.41	8.32	0.67	0.66	2.42	92	446
12-31-2018	13.08	0.31	(0.39)	(0.08)	(0.32)	—	(0.32)	12.68	(0.59)	0.68	0.67	2.39	93	336
12-31-2017	13.09	0.24	0.20	0.44	(0.28)	(0.17)	(0.45)	13.08	3.40	0.67	0.67	1.83	108	332
12-31-2016	13.01	0.22	0.14	0.36	(0.27)	(0.01)	(0.28)	13.09	2.74	0.67	0.66	1.63	121	486
12-31-2015	13.22	0.21	(0.17)	0.04	(0.22)	(0.03)	(0.25)	13.01	0.31	0.68	0.67	1.57	141	425 [3]
Series II
12-31-2019	12.67	0.29	0.73	1.02	(0.30)	—	(0.30)	13.39	8.04	0.87	0.86	2.23	81	446
12-31-2018	13.07	0.28	(0.39)	(0.11)	(0.29)	—	(0.29)	12.67	(0.79)	0.88	0.87	2.18	82	336
12-31-2017	13.08	0.22	0.20	0.42	(0.26)	(0.17)	(0.43)	13.07	3.21	0.87	0.87	1.63	101	332
12-31-2016	13.00	0.19	0.14	0.33	(0.24)	(0.01)	(0.25)	13.08	2.54	0.87	0.86	1.43	114	486
12-31-2015	13.21	0.18	(0.16)	0.02	(0.20)	(0.03)	(0.23)	13.00	0.11	0.88	0.87	1.36	128	425 [3]
Series NAV
12-31-2019	12.62	0.33	0.72	1.05	(0.33)	—	(0.33)	13.34	8.34	0.62	0.61	2.47	918	446
12-31-2018	13.02	0.31	(0.39)	(0.08)	(0.32)	—	(0.32)	12.62	(0.54)	0.63	0.62	2.44	889	336
12-31-2017	13.03	0.25	0.20	0.45	(0.29)	(0.17)	(0.46)	13.02	3.47	0.62	0.62	1.88	1,037	332
12-31-2016	12.96	0.22	0.14	0.36	(0.28)	(0.01)	(0.29)	13.03	2.72	0.62	0.61	1.68	987	486
12-31-2015	13.17	0.21	(0.16)	0.05	(0.23)	(0.03)	(0.26)	12.96	0.36	0.63	0.62	1.60	1,049	425 [3]
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
The accompanying notes are an integral part of the financial statements.
63

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Bond Trust
Series I
12-31-2019	12.34	0.28	0.50	0.78	(0.82)	—	(0.82)	12.30	6.38	1.16 [3]	1.12 [3]	2.23	31	45
12-31-2018	12.93	0.29	(0.53)	(0.24)	(0.35)	—	(0.35)	12.34	(1.90)	0.84	0.82	2.31	32	35
12-31-2017	12.16	0.24	0.82	1.06	(0.29)	—	(0.29)	12.93	8.75	0.83	0.82	1.87	37	47
12-31-2016	11.80	0.28	0.08	0.36	—	—	—	12.16	3.05	0.81 [4]	0.80 [4]	2.18	40	57
12-31-2015	12.54	0.24	(0.66)	(0.42)	(0.32)	—	(0.32)	11.80	(3.50)	0.83	0.82	1.95	42	81
Series II
12-31-2019	12.17	0.25	0.49	0.74	(0.80)	—	(0.80)	12.11	6.08	1.36 [3]	1.32 [3]	2.03	60	45
12-31-2018	12.77	0.26	(0.52)	(0.26)	(0.34)	—	(0.34)	12.17	(2.03)	1.04	1.02	2.10	62	35
12-31-2017	12.00	0.21	0.81	1.02	(0.25)	—	(0.25)	12.77	8.48	1.03	1.02	1.67	80	47
12-31-2016	11.66	0.25	0.09	0.34	—	—	—	12.00	2.92	1.01 [4]	1.00 [4]	1.98	81	57
12-31-2015	12.42	0.21	(0.66)	(0.45)	(0.31)	—	(0.31)	11.66	(3.73)	1.03	1.02	1.75	88	81
Series NAV
12-31-2019	12.30	0.28	0.50	0.78	(0.83)	—	(0.83)	12.25	6.37	1.11 [3]	1.07 [3]	2.28	107	45
12-31-2018	12.88	0.27	(0.50)	(0.23)	(0.35)	—	(0.35)	12.30	(1.74)	0.79	0.77	2.11	108	35
12-31-2017	12.12	0.24	0.82	1.06	(0.30)	—	(0.30)	12.88	8.71	0.78	0.77	1.92	472	47
12-31-2016	11.75	0.28	0.09	0.37	—	—	—	12.12	3.15	0.76 [4]	0.75 [4]	2.22	446	57
12-31-2015	12.49	0.24	(0.66)	(0.42)	(0.32)	—	(0.32)	11.75	(3.50)	0.78	0.77	2.00	495	81
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes interest expense of 0.25%. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.
High Yield Trust
Series I
12-31-2019	4.84	0.30	0.46	0.76	(0.29)	—	(0.29)	5.31	15.66	0.80 [3]	0.79 [3]	5.62	68	57
12-31-2018	5.32	0.31	(0.47)	(0.16)	(0.32)	—	(0.32)	4.84	(3.01)	0.83	0.82	5.89	67	54
12-31-2017	5.23	0.30	0.09	0.39	(0.30)	—	(0.30)	5.32	7.50	0.85	0.84	5.62	81	61
12-31-2016	4.81	0.34	0.45	0.79	(0.37)	—	(0.37)	5.23	16.26	0.75 [4]	0.74 [4]	6.74	88	61
12-31-2015	5.70	0.37	(0.84)	(0.47)	(0.42)	—	(0.42)	4.81	(8.32)	0.80	0.79	6.51	83	74
Series II
12-31-2019	4.96	0.29	0.47	0.76	(0.28)	—	(0.28)	5.44	15.50	1.00 [3]	0.99 [3]	5.42	52	57
12-31-2018	5.43	0.31	(0.47)	(0.16)	(0.31)	—	(0.31)	4.96	(3.15)	1.03	1.02	5.69	50	54
12-31-2017	5.34	0.30	0.08	0.38	(0.29)	—	(0.29)	5.43	7.13	1.05	1.04	5.42	62	61
12-31-2016	4.91	0.34	0.45	0.79	(0.36)	—	(0.36)	5.34	16.16	0.95 [4]	0.94 [4]	6.54	65	61
12-31-2015	5.80	0.36	(0.84)	(0.48)	(0.41)	—	(0.41)	4.91	(8.55)	1.00	0.99	6.32	69	74
Series NAV
12-31-2019	4.77	0.29	0.46	0.75	(0.29)	—	(0.29)	5.23	15.99	0.75 [3]	0.74 [3]	5.66	86	57
12-31-2018	5.24	0.31	(0.46)	(0.15)	(0.32)	—	(0.32)	4.77	(3.02)	0.78	0.77	5.94	80	54
12-31-2017	5.16	0.30	0.08	0.38	(0.30)	—	(0.30)	5.24	7.46	0.80	0.79	5.67	88	61
12-31-2016	4.75	0.34	0.44	0.78	(0.37)	—	(0.37)	5.16	16.56	0.70 [4]	0.70 [4]	6.77	97	61
12-31-2015	5.63	0.36	(0.81)	(0.45)	(0.43)	—	(0.43)	4.75	(8.38)	0.75	0.74	6.56	81	74
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement of legal fees of 0.05%. See Note 13 to the Financial statements. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%.
The accompanying notes are an integral part of the financial statements.
64

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Investment Quality Bond Trust
Series I
12-31-2019	10.68	0.30	0.70	1.00	(0.29)	—	(0.29)	11.39	9.36	0.75	0.74	2.70	139	45
12-31-2018	11.15	0.29	(0.38)	(0.09)	(0.30)	(0.08)	(0.38)	10.68	(0.82)	0.73	0.72	2.66	135	44
12-31-2017	10.99	0.25	0.25	0.50	(0.29)	(0.05)	(0.34)	11.15	4.60	0.72	0.71	2.24	156	72
12-31-2016	10.84	0.27	0.20	0.47	(0.25)	(0.07)	(0.32)	10.99	4.29	0.67 [3]	0.66 [3]	2.44	161	60
12-31-2015	11.65	0.26	(0.36)	(0.10)	(0.21)	(0.50)	(0.71)	10.84	(0.82)	0.69	0.69	2.28	166	97
Series II
12-31-2019	10.69	0.28	0.70	0.98	(0.27)	—	(0.27)	11.40	9.15	0.95	0.94	2.49	76	45
12-31-2018	11.15	0.27	(0.37)	(0.10)	(0.28)	(0.08)	(0.36)	10.69	(0.93)	0.93	0.92	2.46	71	44
12-31-2017	11.00	0.23	0.24	0.47	(0.27)	(0.05)	(0.32)	11.15	4.30	0.92	0.91	2.04	83	72
12-31-2016	10.85	0.25	0.20	0.45	(0.23)	(0.07)	(0.30)	11.00	4.08	0.87 [3]	0.86 [3]	2.25	84	60
12-31-2015	11.66	0.24	(0.36)	(0.12)	(0.19)	(0.50)	(0.69)	10.85	(1.02)	0.89	0.89	2.08	91	97
Series NAV
12-31-2019	10.65	0.31	0.68	0.99	(0.29)	—	(0.29)	11.35	9.35	0.70	0.69	2.74	41	45
12-31-2018	11.11	0.30	(0.38)	(0.08)	(0.30)	(0.08)	(0.38)	10.65	(0.68)	0.68	0.67	2.72	39	44
12-31-2017	10.95	0.26	0.25	0.51	(0.30)	(0.05)	(0.35)	11.11	4.68	0.67	0.66	2.28	35	72
12-31-2016	10.81	0.27	0.20	0.47	(0.26)	(0.07)	(0.33)	10.95	4.26	0.63 [3]	0.62 [3]	2.44	52	60
12-31-2015	11.61	0.27	(0.35)	(0.08)	(0.22)	(0.50)	(0.72)	10.81	(0.68)	0.64	0.64	2.35	24	97
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.
Money Market Trust
Series I
12-31-2019	1.00	0.019	— [3]	0.019	(0.019)	—	(0.019)	1.00	1.93	0.46	0.33	1.91	1,420	—
12-31-2018	1.00	0.015	— [3]	0.015	(0.015)	—	(0.015)	1.00	1.54	0.47	0.33	1.53	1,415	—
12-31-2017	1.00	0.006	— [3]	0.006	(0.006)	— [3]	(0.006)	1.00	0.59	0.46	0.33	0.58	1,372	—
12-31-2016	1.00	0.001	— [3]	0.001	(0.001)	—	(0.001)	1.00	0.07	0.48	0.35	0.07	1,718	—
12-31-2015	1.00	—	— [3]	— [3]	—	— [3]	— [3]	1.00	0.00 [4]	0.56	0.17	—	1,714	—
Series II
12-31-2019	1.00	0.017	— [3]	0.017	(0.017)	—	(0.017)	1.00	1.73	0.66	0.53	1.73	120	—
12-31-2018	1.00	0.013	— [3]	0.013	(0.013)	—	(0.013)	1.00	1.34	0.67	0.53	1.31	140	—
12-31-2017	1.00	0.004	— [3]	0.004	(0.004)	— [3]	(0.004)	1.00	0.39	0.66	0.53	0.38	173	—
12-31-2016	1.00	—	— [3]	— [3]	—	—	—	1.00	0.00	0.68	0.42	—	211	—
12-31-2015	1.00	—	— [3]	— [3]	—	— [3]	— [3]	1.00	0.00 [4]	0.76	0.17	—	253	—
Series NAV
12-31-2019	1.00	0.020	— [3]	0.020	(0.020)	—	(0.020)	1.00	1.98	0.41	0.28	1.97	390	—
12-31-2018	1.00	0.016	— [3]	0.016	(0.016)	—	(0.016)	1.00	1.59	0.42	0.28	1.59	444	—
12-31-2017	1.00	0.006	— [3]	0.006	(0.006)	— [3]	(0.006)	1.00	0.64	0.41	0.28	0.63	398	—
12-31-2016 [5]	1.00	0.001	— [3]	0.001	(0.001)	—	(0.001)	1.00	0.11 [6]	0.43 [7]	0.34 [7]	0.16 [7]	394	—
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.0005 per share. 4. Less than 0.005%. 5. After the close of business on April 29, 2016, holders of Series NAV shares of Money Market Trust B became owners of an equal number of full and fractional Series NAV shares of Money Market Trust. These shares were first offered on 5-2-16. 6. Not annualized. 7. Annualized.
The accompanying notes are an integral part of the financial statements.
65

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Select Bond Trust
Series I
12-31-2019	12.99	0.35	0.81	1.16	(0.36)	—	(0.36)	13.79	8.95	0.65	0.62	2.55	176	137
12-31-2018	13.42	0.34	(0.40)	(0.06)	(0.37)	—	(0.37)	12.99	(0.43)	0.65	0.62	2.61	173	83
12-31-2017	13.31	0.31	0.18	0.49	(0.38)	—	(0.38)	13.42	3.67	0.65	0.63	2.28	201	92
12-31-2016	13.30	0.31	0.10	0.41	(0.40)	—	(0.40)	13.31	3.06	0.65	0.64	2.23	203	73 [3]
12-31-2015	13.67	0.31	(0.27)	0.04	(0.41)	—	(0.41)	13.30	0.24	0.65	0.64	2.23	203	62
Series II
12-31-2019	13.01	0.32	0.82	1.14	(0.34)	—	(0.34)	13.81	8.73	0.85	0.82	2.35	423	137
12-31-2018	13.44	0.32	(0.41)	(0.09)	(0.34)	—	(0.34)	13.01	(0.63)	0.85	0.82	2.42	513	83
12-31-2017	13.33	0.28	0.18	0.46	(0.35)	—	(0.35)	13.44	3.46	0.85	0.83	2.08	491	92
12-31-2016	13.32	0.28	0.10	0.38	(0.37)	—	(0.37)	13.33	2.85	0.85	0.84	2.03	506	73 [3]
12-31-2015	13.69	0.28	(0.27)	0.01	(0.38)	—	(0.38)	13.32	0.04	0.85	0.84	2.03	511	62
Series NAV
12-31-2019	12.98	0.35	0.82	1.17	(0.37)	—	(0.37)	13.78	9.01	0.60	0.58	2.60	7,703	137
12-31-2018	13.41	0.35	(0.41)	(0.06)	(0.37)	—	(0.37)	12.98	(0.38)	0.60	0.57	2.66	7,528	83
12-31-2017	13.31	0.32	0.16	0.48	(0.38)	—	(0.38)	13.41	3.65	0.60	0.58	2.33	8,625	92
12-31-2016	13.29	0.31	0.12	0.43	(0.41)	—	(0.41)	13.31	3.19	0.60	0.59	2.28	8,433	73 [3]
12-31-2015	13.66	0.31	(0.27)	0.04	(0.41)	—	(0.41)	13.29	0.29	0.60	0.59	2.28	8,459	62
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Short Term Government Income Trust
Series I
12-31-2019	11.87	0.15	0.25	0.40	(0.20)	—	(0.20)	12.07	3.39	0.71	0.71	1.25	36	54
12-31-2018	12.02	0.15	(0.05)	0.10	(0.25)	—	(0.25)	11.87	0.84	0.68	0.67	1.26	35	28
12-31-2017	12.12	0.11	(0.04)	0.07	(0.17)	—	(0.17)	12.02	0.57	0.67	0.66	0.88	38	47
12-31-2016	12.25	0.09	(0.02)	0.07	(0.20)	—	(0.20)	12.12	0.57	0.64 [3]	0.64 [3]	0.76	41	71
12-31-2015	12.39	0.09	(0.01)	0.08	(0.22)	—	(0.22)	12.25	0.64	0.66	0.65	0.70	45	43
Series II
12-31-2019	11.88	0.13	0.25	0.38	(0.18)	—	(0.18)	12.08	3.18	0.91	0.91	1.05	23	54
12-31-2018	12.02	0.13	(0.05)	0.08	(0.22)	—	(0.22)	11.88	0.64	0.88	0.87	1.05	26	28
12-31-2017	12.13	0.08	(0.04)	0.04	(0.15)	—	(0.15)	12.02	0.37	0.87	0.86	0.68	28	47
12-31-2016	12.25	0.07	(0.01)	0.06	(0.18)	—	(0.18)	12.13	0.45	0.84 [3]	0.84 [3]	0.56	33	71
12-31-2015	12.40	0.06	(0.01)	0.05	(0.20)	—	(0.20)	12.25	0.36	0.86	0.85	0.50	36	43
Series NAV
12-31-2019	11.87	0.16	0.25	0.41	(0.21)	—	(0.21)	12.07	3.44	0.66	0.66	1.30	120	54
12-31-2018	12.02	0.15	(0.05)	0.10	(0.25)	—	(0.25)	11.87	0.89	0.63	0.62	1.28	115	28
12-31-2017	12.12	0.11	(0.03)	0.08	(0.18)	—	(0.18)	12.02	0.62	0.62	0.61	0.93	237	47
12-31-2016	12.25	0.10	(0.02)	0.08	(0.21)	—	(0.21)	12.12	0.62	0.59 [3]	0.59 [3]	0.81	251	71
12-31-2015	12.39	0.09	— [4]	0.09	(0.23)	—	(0.23)	12.25	0.69	0.61	0.60	0.75	247	43
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%. 4. Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.
66

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Strategic Income Opportunities Trust
Series I
12-31-2019	12.53	0.40	0.96	1.36	(0.37)	—	(0.37)	13.52	10.91	0.76	0.76	3.03	361	95
12-31-2018	13.72	0.49	(1.17)	(0.68)	(0.51)	—	(0.51)	12.53	(5.03)	0.74	0.73	3.63	371	61
12-31-2017	13.41	0.46	0.29	0.75	(0.44)	—	(0.44)	13.72	5.59	0.73	0.73	3.36	477	40
12-31-2016	13.07	0.40	0.27	0.67	(0.33)	—	(0.33)	13.41	5.12	0.72 [3]	0.71 [3]	2.95	473	42
12-31-2015	13.24	0.43	(0.27)	0.16	(0.33)	—	(0.33)	13.07	1.22	0.74	0.74	3.18	441	49
Series II
12-31-2019	12.56	0.38	0.97	1.35	(0.35)	—	(0.35)	13.56	10.75	0.96	0.96	2.83	36	95
12-31-2018	13.76	0.46	(1.18)	(0.72)	(0.48)	—	(0.48)	12.56	(5.29)	0.94	0.93	3.43	36	61
12-31-2017	13.45	0.44	0.28	0.72	(0.41)	—	(0.41)	13.76	5.37	0.93	0.93	3.16	45	40
12-31-2016	13.10	0.37	0.28	0.65	(0.30)	—	(0.30)	13.45	4.98	0.92 [3]	0.91 [3]	2.74	46	42
12-31-2015	13.27	0.40	(0.26)	0.14	(0.31)	—	(0.31)	13.10	1.01	0.94	0.94	2.98	51	49
Series NAV
12-31-2019	12.49	0.41	0.96	1.37	(0.38)	—	(0.38)	13.48	11.00	0.71	0.71	3.08	80	95
12-31-2018	13.68	0.49	(1.16)	(0.67)	(0.52)	—	(0.52)	12.49	(5.00)	0.69	0.68	3.68	79	61
12-31-2017	13.37	0.47	0.28	0.75	(0.44)	—	(0.44)	13.68	5.66	0.68	0.68	3.42	96	40
12-31-2016	13.03	0.40	0.27	0.67	(0.33)	—	(0.33)	13.37	5.19	0.67 [3]	0.66 [3]	2.98	66	42
12-31-2015	13.20	0.43	(0.26)	0.17	(0.34)	—	(0.34)	13.03	1.27	0.69	0.69	3.22	84	49
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.
Total Bond Market Trust
Series I
12-31-2019	9.82	0.26	0.55	0.81	(0.24)	—	(0.24)	10.39	8.24	0.57	0.30	2.49	311	36
12-31-2018	10.11	0.25	(0.27)	(0.02)	(0.27)	—	(0.27)	9.82	(0.19)	0.57	0.30	2.57	256	22
12-31-2017	10.08	0.24	0.08	0.32	(0.29)	—	(0.29)	10.11	3.18	0.57	0.30	2.39	247	46
12-31-2016	10.11	0.25	(0.01)	0.24	(0.27)	—	(0.27)	10.08	2.39	0.56	0.30	2.38	227	58
12-31-2015	10.37	0.26	(0.23)	0.03	(0.29)	—	(0.29)	10.11	0.25	0.56	0.30	2.53	172	67
Series II
12-31-2019	9.83	0.24	0.55	0.79	(0.22)	—	(0.22)	10.40	8.02	0.77	0.50	2.29	57	36
12-31-2018	10.13	0.23	(0.28)	(0.05)	(0.25)	—	(0.25)	9.83	(0.49)	0.77	0.50	2.37	57	22
12-31-2017	10.09	0.23	0.08	0.31	(0.27)	—	(0.27)	10.13	3.08	0.77	0.50	2.19	61	46
12-31-2016	10.12	0.23	(0.01)	0.22	(0.25)	—	(0.25)	10.09	2.19	0.76	0.50	2.18	73	58
12-31-2015	10.38	0.24	(0.23)	0.01	(0.27)	—	(0.27)	10.12	0.05	0.76	0.50	2.33	68	67
Series NAV
12-31-2019	9.81	0.26	0.55	0.81	(0.24)	—	(0.24)	10.38	8.30	0.52	0.25	2.54	271	36
12-31-2018	10.11	0.26	(0.29)	(0.03)	(0.27)	—	(0.27)	9.81	(0.24)	0.52	0.25	2.62	252	22
12-31-2017	10.07	0.26	0.08	0.34	(0.30)	—	(0.30)	10.11	3.34	0.52	0.25	2.45	264	46
12-31-2016	10.10	0.25	— [3]	0.25	(0.28)	—	(0.28)	10.07	2.45	0.51	0.25	2.43	280	58
12-31-2015	10.36	0.27	(0.24)	0.03	(0.29)	—	(0.29)	10.10	0.30	0.51	0.25	2.58	266	67
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.
67

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Ultra Short Term Bond Trust
Series I
12-31-2019	11.37	0.23	0.12	0.35	(0.21)	—	(0.21)	11.51	3.12	0.67	0.62	2.02	12	64
12-31-2018	11.41	0.16	— [3]	0.16	(0.20)	—	(0.20)	11.37	1.40	0.68	0.65	1.42	12	59
12-31-2017	11.52	0.09	(0.01)	0.08	(0.19)	—	(0.19)	11.41	0.66	0.66	0.65	0.82	11	53
12-31-2016	11.64	0.05	0.01	0.06	(0.18)	—	(0.18)	11.52	0.52	0.65	0.64	0.43	12	86
12-31-2015	11.80	0.01	(0.01)	— [3]	(0.16)	—	(0.16)	11.64	(0.04)	0.66	0.65	0.12	10	86
Series II
12-31-2019	11.37	0.21	0.12	0.33	(0.19)	—	(0.19)	11.51	2.91	0.87	0.82	1.82	234	64
12-31-2018	11.41	0.14	— [3]	0.14	(0.18)	—	(0.18)	11.37	1.19	0.88	0.85	1.21	193	59
12-31-2017	11.52	0.07	(0.02)	0.05	(0.16)	—	(0.16)	11.41	0.46	0.86	0.85	0.62	205	53
12-31-2016	11.64	0.03	0.01	0.04	(0.16)	—	(0.16)	11.52	0.32	0.85	0.84	0.23	268	86
12-31-2015	11.79	(0.01)	(0.01)	(0.02)	(0.13)	—	(0.13)	11.64	(0.15)	0.86	0.85	(0.07)	235	86
Series NAV
12-31-2019	11.38	0.24	0.11	0.35	(0.22)	—	(0.22)	11.51	3.08	0.62	0.57	2.07	31	64
12-31-2018	11.41	0.17	— [3]	0.17	(0.20)	—	(0.20)	11.38	1.53	0.63	0.60	1.46	31	59
12-31-2017	11.53	0.10	(0.03)	0.07	(0.19)	—	(0.19)	11.41	0.62	0.61	0.60	0.89	29	53
12-31-2016	11.64	0.06	0.02	0.08	(0.19)	—	(0.19)	11.53	0.66	0.60	0.59	0.48	17	86
12-31-2015	11.80	0.02	(0.02)	— [3]	(0.16)	—	(0.16)	11.64	0.01	0.61	0.60	0.18	14	86
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.
68

John Hancock Variable Insurance Trust
Notes to financial statements

1.  Organization
John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the portfolios), eleven of which are presented in this report.
The portfolios may offer multiple classes of shares: Series I, Series II, and Series NAV. The shares currently offered by each portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Variable Trust Advisers LLC (the Advisor) and Manulife Financial Corporation except in the case of the Core Bond Trust, Select Bond Trust and Strategic Income Opportunities Trust. Series NAV of Core Bond Trust, Series II of Select Bond Trust and Series II and Series NAV of Strategic Income Opportunities Trust are also offered to variable insurance products of external insurance companies. Prior to June 28, 2019, the Advisor was known as John Hancock Investment Management Services, LLC. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.
2.  Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Debt obligations typically are valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mid-price of the last quoted bid and ask prices from the primary exchange where the option trades. Unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
Securities held by Money Market Trust are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the portfolio. The portfolio seeks to maintain a constant NAV per share of $1.00, but there can be no assurance that it will be able to do so.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios' Pricing Committee, following procedures established by the Board of Trustees. The portfolios' use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or
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issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of December 31, 2019, by major security category or type:
	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Active Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$316,554,208	—	$316,554,208	—
Foreign government obligations	4,352,573	—	4,352,573	—
Corporate bonds	272,208,957	—	272,208,957	—
Capital preferred securities	1,292,625	—	1,292,625	—
Municipal bonds	3,256,736	—	3,256,736	—
Term loans	182,416	—	182,416	—
Collateralized mortgage obligations	60,616,373	—	60,616,373	—
Asset backed securities	55,256,217	—	55,256,217	—
Preferred securities	1,029,856	$841,496	188,360	—
Escrow certificates	5,304	—	—	$5,304
Short-term investments	81,566,851	77,054,851	4,512,000	—
Total investments in securities	$796,322,116	$77,896,347	$718,420,465	$5,304

Core Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$588,128,230	—	$588,128,230	—
Foreign government obligations	6,505,209	—	6,505,209	—
Corporate bonds	274,732,275	—	274,732,275	—
Municipal bonds	5,759,817	—	5,759,817	—
Collateralized mortgage obligations	122,117,839	—	122,117,839	—
Asset backed securities	126,007,721	—	126,007,721	—
Short-term investments	20,809,554	$20,809,554	—	—
Total investments in securities	$1,144,060,645	$20,809,554	$1,123,251,091	—

Global Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$95,358,223	—	$95,358,223	—
Foreign government obligations	56,056,098	—	56,056,098	—
Corporate bonds	84,706,815	—	84,706,815	—
Capital preferred securities	941,400	—	941,400	—
Municipal bonds	2,294,156	—	2,294,156	—
Term loans	590,058	—	590,058	—
Collateralized mortgage obligations	29,997,168	—	29,997,168	—
Asset backed securities	9,236,197	—	9,236,197	—
Common stocks	4,599	$4,599	—	—
Preferred securities	418,966	—	418,966	—
Escrow shares	135,700	—	135,700	—
Purchased options	348,456	6,538	341,918	—
Short-term investments	9,149,234	—	9,149,234	—
Total investments in securities	$289,237,070	$11,137	$289,225,933	—
Liabilities
Reverse repurchase agreements	$(24,653,322)	—	$(24,653,322)	—
Securities sold short	(2,738,013)	—	(2,738,013)	—
Sale commitments outstanding	(103,679)	—	(103,679)	—
Derivatives:
Assets
Futures	464,159	$464,159	—	—
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	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Global Bond Trust (continued)
Forward foreign currency contracts	$1,543,074	—	$1,543,074	—
Swap contracts	1,899,295	—	1,899,295	—
Liabilities
Futures	(333,997)	$(333,997)	—	—
Forward foreign currency contracts	(1,000,772)	—	(1,000,772)	—
Written options	(356,445)	(3,609)	(352,836)	—
Swap contracts	(2,147,250)	—	(2,147,250)	—

High Yield Trust
Investments in securities:
Assets
Foreign government obligations	$1,532,295	—	$1,532,295	—
Corporate bonds	167,567,125	—	167,567,125	—
Convertible bonds	1,438,474	—	1,438,474	—
Term loans	13,543,997	—	13,543,997	—
Asset backed securities	9,373,226	—	9,373,226	—
Common stocks	1,782,377	$1,614,021	—	$168,356
Preferred securities	1,557,892	1,557,892	—	—
Escrow shares	11,275	—	—	11,275
Escrow certificates	500	—	—	500
Short-term investments	21,240,563	21,240,563	—	—
Total investments in securities	$218,047,724	$24,412,476	$193,455,117	$180,131
Derivatives:
Assets
Futures	$38,423	$38,423	—	—
Forward foreign currency contracts	37,036	—	$37,036	—
Liabilities
Futures	(37,460)	(37,460)	—	—
Forward foreign currency contracts	(2,224)	—	(2,224)	—

Investment Quality Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$169,207,541	—	$169,207,541	—
Foreign government obligations	3,837,705	—	3,837,705	—
Corporate bonds	72,551,432	—	72,551,432	—
Municipal bonds	2,582,703	—	2,582,703	—
Term loans	4,152,076	—	4,152,076	—
Collateralized mortgage obligations	45,684,841	—	45,684,841	—
Asset backed securities	28,081,702	—	28,081,702	—
Purchased options	51,120	—	51,120	—
Certificate of deposit	50,071	—	50,071	—
Short-term investments	10,492,979	$1,765,533	8,727,446	—
Total investments in securities	$336,692,170	$1,765,533	$334,926,637	—
Derivatives:
Assets
Futures	$31,242	$31,242	—	—
Forward foreign currency contracts	7,454	—	$7,454	—
Swap contracts	139,298	—	139,298	—
Liabilities
Futures	(69,924)	(69,924)	—	—
Forward foreign currency contracts	(132,269)	—	(132,269)	—
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	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investment Quality Bond Trust (continued)
Swap contracts	$(2,256,575)	—	$(2,256,575)	—

Money Market Trust
Investments in securities:
Assets
U.S. Government	$66,961,339	—	$66,961,339	—
U.S. Government Agency	1,316,465,694	—	1,316,465,694	—
Repurchase agreement	582,600,000	—	582,600,000	—
Total investments in securities	$1,966,027,033	—	$1,966,027,033	—

Select Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$3,746,856,321	—	$3,746,856,321	—
Foreign government obligations	40,566,491	—	40,566,491	—
Corporate bonds	2,870,976,630	—	2,870,976,630	—
Municipal bonds	7,064,325	—	7,064,325	—
Collateralized mortgage obligations	632,254,899	—	632,254,899	—
Asset backed securities	850,884,235	—	850,884,235	—
Preferred securities	3,213,170	$3,213,170	—	—
Short-term investments	288,242,173	190,322,173	97,920,000	—
Total investments in securities	$8,440,058,244	$193,535,343	$8,246,522,901	—

Short Term Government Income Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$163,079,446	—	$163,079,446	—
Municipal bonds	8,082,170	—	8,082,170	—
Collateralized mortgage obligations	4,101,948	—	4,101,948	—
Short-term investments	1,990,000	—	1,990,000	—
Total investments in securities	$177,253,564	—	$177,253,564	—
Derivatives:
Liabilities
Futures	$(3,671)	$(3,671)	—	—

Strategic Income Opportunities Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$56,221,344	—	$56,221,344	—
Foreign government obligations	106,810,695	—	106,810,695	—
Corporate bonds	219,697,720	—	219,697,720	—
Convertible bonds	8,301,762	—	8,301,762	—
Capital preferred securities	5,913,580	—	5,913,580	—
Term loans	32,503	—	32,503	—
Collateralized mortgage obligations	24,277,824	—	24,277,824	—
Asset backed securities	17,648,765	—	17,648,765	—
Common stocks	2,808,095	$2,808,095	—	—
Preferred securities	23,270,670	17,884,074	5,386,596	—
Purchased options	24,318	—	24,318	—
Short-term investments	14,427,538	4,054,538	10,373,000	—
Total investments in securities	$479,434,814	$24,746,707	$454,688,107	—
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	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Strategic Income Opportunities Trust (continued)
Derivatives:
Assets
Futures	$2,731	$2,731	—	—
Forward foreign currency contracts	4,465,357	—	$4,465,357	—
Liabilities
Forward foreign currency contracts	(5,691,397)	—	(5,691,397)	—

Total Bond Market Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$415,019,829	—	$415,019,829	—
Foreign government obligations	10,384,462	—	10,384,462	—
Corporate bonds	178,326,020	—	178,326,020	—
Municipal bonds	4,709,095	—	4,709,095	—
Collateralized mortgage obligations	17,590,559	—	17,590,559	—
Short-term investments	40,422,947	$40,422,947	—	—
Total investments in securities	$666,452,912	$40,422,947	$626,029,965	—

Ultra Short Term Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$27,818,594	—	$27,818,594	—
Corporate bonds	150,407,555	—	150,407,555	—
Collateralized mortgage obligations	931,828	—	931,828	—
Asset backed securities	65,433,779	—	65,433,779	—
Short-term investments	34,903,449	$3,417,301	31,486,148	—
Total investments in securities	$279,495,205	$3,417,301	$276,077,904	—
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3, if any, represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2.
High Yield Trust	Corporate bonds	Term loans	Common stocks	Preferred securities	Escrow shares	Escrow certificates	Total
Balance as of 12-31-18	$766,649	$588,375	$912,317	$20,999	—	$500	$2,288,840
Realized gain (loss)	11,940	11,625	147,482	(1,375,787)	—	—	(1,204,740)
Change in unrealized appreciation (depreciation)	(11,940)	—	(339,576)	1,376,898	$11,275	—	1,036,657
Purchases	—	—	—	—	—	—	—
Sales	(766,649)	(600,000)	(551,867)	(22,110)	—	—	(1,940,626)
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of 12-31-19	—	—	$168,356	—	$11,275	$500	$180,131
Change in unrealized at period end[1]	—	—	$(142,337)	—	$11,275	—	$(131,062)

[1]	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Statements of operations.
Repurchase agreements. The portfolios may enter into repurchase agreements. When the portfolios enter into a repurchase agreement, they receive collateral that is held in a segregated account by the portfolios' custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolios. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the portfolio for repurchase agreements is disclosed in the Portfolios of investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the
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event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
In a reverse repurchase agreement, the portfolios deliver a security, as collateral, in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The portfolios are entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Obligations to repay cash received by the portfolios is shown on the Statements of assets and liabilities as Payable for open reverse repurchase agreements.
Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. In the event of a default by the counterparty, recovery of the security transferred by the portfolios may be delayed or the portfolios may incur a loss equal to the amount by which the value of the security transferred by the portfolios exceeds the repurchase price payable by the portfolios.
The following table summarizes the open reverse repurchase agreements at December 31, 2019:
Portfolio	Counterparty	Borrowing rate	Settlement date	Maturity date	Borrowing amount	Payable for reverse repurchase agreements
Global Bond Trust	Bank of Montreal[1]	1.990%	10/8/2019	1/7/2020	$6,091,125	$6,119,408
Global Bond Trust	Bank of Nova Scotia[2]	1.790%	11/1/2019	1/10/2020	$5,033,688	$5,048,705
Global Bond Trust	Bank of Nova Scotia[3]	1.790%	11/4/2019	1/13/2020	$3,522,750	$3,532,734
Global Bond Trust	Credit Agricole SA4	(0.380%)	11/14/2019	2/27/2020	EUR 1,126,204	$1,262,636
Global Bond Trust	Credit Agricole SA5	(0.380%)	11/15/2019	2/27/2020	EUR 2,184,698	$2,449,386
Global Bond Trust	Credit Agricole SA6	(0.330%)	10/17/2019	2/27/2020	EUR 1,442,517	$1,616,959
Global Bond Trust	Morgan Stanley & Company, Inc.[7]	(0.350%)	10/28/2019	2/27/2020	EUR 598,010	$670,371
Global Bond Trust	NatWest Markets PLC[8]	(0.350%)	11/8/2019	2/27/2020	EUR 806,050	$903,680
Global Bond Trust	Royal Bank of Canada[9]	1.895%	11/12/2019	2/26/2020	$1,487,500	$1,491,337
Global Bond Trust	Royal Bank of Scotland[10]	1.890%	11/8/2019	2/7/2020	$1,553,783	$1,558,106
1  Reverse repurchase agreement with Bank of Montreal dated 10/8/2019 at 1.990% to be repurchased at $6,121,765 on 1/7/2020, collateralized by $1,300,000 U.S. Treasury Bonds, 3.000% - 4.625% due 2/15/2040 to 5/15/2045 (valued at $1,609,108) and $4,000,000 U.S. Treasury Notes, 2.875% due 4/30/2025 (valued at $4,231,622)
2  Reverse repurchase agreement with Bank of Nova Scotia dated 11/1/2019 at 1.790% to be repurchased at $5,051,208 on 1/10/2020, collateralized by $600,000 U.S. Treasury Bonds, 3.625% due 8/15/2043 (valued at $734,918), $2,384,153 U.S. Treasury Inflation Indexed Bonds, 1.375% - 2.500% due 1/15/2029 to 2/15/2044 (valued at $2,852,897) and $1,352,550 U.S. Treasury Inflation Indexed Notes, 0.375% due 7/15/2025 (valued at $1,380,003)
3  Reverse repurchase agreement with Bank of Nova Scotia dated 11/4/2019 at 1.790% to be repurchased at $3,535,011 on 1/13/2020, collateralized by $3,432,363 U.S. Treasury Inflation Indexed Notes, 0.500% due 1/15/2028 (valued at $3,520,713)
4  Reverse repurchase agreement with Credit Agricole SA dated 11/14/2019 at (0.380%) to be repurchased at EUR 1,124,956 on 2/27/2020, collateralized by EUR 1,000,000 Kingdom of Spain, 1.450% due 4/30/2029 (valued at EUR 1,091,809)
5  Reverse repurchase agreement with Credit Agricole SA dated 11/15/2019 at (0.380%) to be repurchased at EUR 2,182,300 on 2/27/2020, collateralized by EUR 2,100,000 Kingdom of Spain, 0.600% due 10/31/2029 (valued at EUR 2,125,413)
6  Reverse repurchase agreement with Credit Agricole SA dated 10/17/2019 at (0.330%) to be repurchased at EUR 1,440,758 on 2/27/2020, collateralized by EUR 1,200,000 Republic of Italy, 3.000% due 8/1/2029 (valued at EUR 1,382,040)
7  Reverse repurchase agreement with Morgan Stanley & Company, Inc. dated 10/28/2019 at (0.350%) to be repurchased at EUR 597,300 on 2/27/2020, collateralized by EUR 500,000 Republic of Italy, 2.950% due 9/1/2038 (valued at EUR 565,740)
8  Reverse repurchase agreement with NatWest Markets PLC dated 11/8/2019 at (0.350%) to be repurchased at EUR 805,180 on 2/27/2020, collateralized by EUR 500,000 Government of France, 3.250% due 5/25/2045 (valued at EUR 781,414)
9  Reverse repurchase agreement with Royal Bank of Canada dated 11/12/2019 at 1.895% to be repurchased at $1,495,800 on 2/26/2020, collateralized by $1,400,000 U.S. Treasury Notes, 2.875% due 4/30/2025 (valued at $1,481,068)
10  Reverse repurchase agreement with Royal Bank of Scotland dated 11/8/2019 at 1.890% to be repurchased at $1,561,206 on 2/7/2020, collateralized by $467,000 U.S. Treasury Bonds, 2.875% due 5/15/2043 (valued at $508,143) and $780,580 U.S. Treasury Inflation Indexed Bonds, 3.875% due 4/15/2029 (valued at $1,041,401)
The average borrowings by the portfolio and the weighted average interest rate for the year ended December 31, 2019 were as follows:
Portfolio	Average Borrowings	Weighted average annual interest rate
Global Bond Trust	$16,500,723	(1.64%)
When-issued/delayed-delivery securities. The portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the portfolio enters into this type of transaction, the portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.
As a result, the portfolios have received the following amount of cash collateral from certain counterparties to these transactions which is recorded as a Payable for collateral on sale commitments on the Statements of assets and liabilities:
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Portfolio	Counterparty	Collateral Paid/ (Received)
Global Bond Trust	Morgan Stanley & Co. LLC.	$(95,000)
Securities sold short. The portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open a portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale “against-the-box”).
In addition, the portfolios may also sell a security they do not own in anticipation of a decline in the market value of that security (a short sale “not against-the-box”). To complete such a transaction, a portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.
Until a portfolio replaces a borrowed security, it will maintain cash or other liquid assets at such a level that will equal the current value of the security sold short; and will not be less than the market value of the security at the time it was sold short. A portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.
Interest or short dividend expense relates to a portfolios' liability with respect to short sale transactions by the portfolios. Interest or short dividend expense is recorded as incurred.
Sale-Buybacks. Certain portfolios may enter into financing transactions referred to as sale-buybacks, which are governed by the terms of the MRA. A sale-buyback transaction consists of a sale of a security by a portfolio to counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon repurchase value of the securities to be repurchased by the portfolio are reflected as a liability on the Statements of Assets and Liabilities. The portfolio will recognize income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of the foregone interest and inflationary income adjustments, if any, the portfolio would have otherwise received had the security not been sold along with negotiated financing terms. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by the portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the portfolio may receive a fee for use of the security by the counterparty, which may result in income to the portfolio. The average borrowings by the portfolio and the weighted average interest rate for the year ended December 31, 2019 were as follows:
Portfolio	Average Borrowing	Weighted average interest rate
Global Bond Trust	$728,551	(2.37%)
Term loans (Floating rate loans). The portfolios may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The portfolios' ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The portfolios' failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the portfolios' income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the portfolios and, if the portfolios' exposure to such investments is substantial, it could impair the portfolios' ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the portfolios may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
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Payment-in-kind bonds. The portfolios may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. Income on these securities is computed at the contractual rate specified and is added to the principal balance of the bond. This income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the portfolios may need to sell other investments to make distributions.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at December 31, 2019:
Portfolio	Market value of securities on loan	Cash collateral received
Active Bond Trust	$8,191,317	$8,399,868
Core Bond Trust	10,142,638	10,378,425
High Yield Trust	15,506,696	15,945,656
Investment Quality Bond Trust	1,728,138	1,766,045
Select Bond Trust	186,417,345	190,364,194
Strategic Income Opportunities Trust	3,951,246	4,053,705
Total Bond Market Trust	6,725,759	6,889,330
Ultra Short Term Bond Trust	3,277,425	3,347,500
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The portfolios may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Mortgage and asset backed securities. The portfolios may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the portfolios having to reinvest the proceeds in lower yielding securities, effectively reducing the portfolios' income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the portfolios' cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The portfolios is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial
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mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds, excluding Core Bond Trust, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. Core Bond Trust and other affiliated funds have entered into a separate unsecured $50 million line of credit agreement with BNP Paribas. Subject to the needs of other affiliated funds, Core Bond Trust can borrow up to the $50 million, subject to asset coverage and other limitations as specified in the agreement.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the year ended December 31, 2019, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended December 31, 2019 were as follows:
Portfolio	Commitment fee
Active Bond Trust	$3,831
Core Bond Trust	12,066
Global Bond Trust	2,487
High Yield Trust	2,603
Investment Quality Bond Trust	2,737
Money Market Trust	6,926
Portfolio	Commitment fee
Select Bond Trust	$22,239
Short Term Government Income Trust	2,510
Strategic Income Opportunities Trust	3,272
Total Bond Market Trust	3,610
Ultra Short Term Bond Trust	2,715

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Change in accounting principle. Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, shortens the premium amortization period for purchased non contingently callable debt securities and is effective for public companies with fiscal years beginning after December 15, 2018. Adoption of the ASU did not have a material impact to the portfolios.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2019, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforward available as of December 31, 2019:
	No Expiration Date
Portfolio	Short Term	Long Term
Active Bond Trust	$ —	$2,646,047
Core Bond Trust	—	4,260,177
Global Bond Trust	2,686,315	7,011,222
High Yield Trust	3,294,733	57,415,835
Money Market Trust	18,415	—
Select Bond Trust	27,305,012	178,241,109
Short Term Government Income Trust	3,570,888	21,769,363
Strategic Income Opportunities Trust	9,365,053	3,737,734
Total Bond Market Trust	—	2,140,168
Ultra Short Term Bond Trust	6,148,567	13,966,090
As of December 31, 2019, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on December 31, 2019, including short-term investments, were as follows:
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Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Active Bond Trust	$776,691,535	$27,532,427	$(7,901,846)	$19,630,581
Core Bond Trust	1,131,528,310	15,446,719	(2,914,384)	12,532,335
Global Bond Trust	283,117,224	6,874,326	(3,528,108)	3,346,218
High Yield Trust	225,792,841	9,244,255	(16,953,597)	(7,709,342)
Investment Quality Bond Trust	329,866,987	8,386,029	(3,841,620)	4,544,409
Money Market Trust	1,966,027,033	—	—	—
Select Bond Trust	8,243,949,019	228,329,957	(32,220,732)	196,109,225
Short Term Government Income Trust	176,837,228	1,808,474	(1,395,809)	412,665
Strategic Income Opportunities Trust	473,701,320	15,761,657	(11,251,472)	4,510,185
Total Bond Market Trust	645,954,897	26,364,929	(5,866,914)	20,498,015
Ultra Short Term Bond Trust	278,750,239	1,310,714	(565,748)	744,966
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends from net investment income, if any, at least annually with the exception of Money Market Trust, which declares dividends daily and pays monthly from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the year ended December 31, 2019 was as follows:
Portfolio	Ordinary Income	Total
Active Bond Trust	$19,608,495	$19,608,495
Core Bond Trust	26,389,413	26,389,413
Global Bond Trust	12,898,516	12,898,516
High Yield Trust	10,800,119	10,800,119
Investment Quality Bond Trust	6,302,378	6,302,378
Money Market Trust	37,611,219	37,611,219
Select Bond Trust	217,399,715	217,399,715
Short Term Government Income Trust	3,058,259	3,058,259
Strategic Income Opportunities Trust	13,087,272	13,087,272
Total Bond Market Trust	14,578,524	14,578,524
Ultra Short Term Bond Trust	4,378,511	4,378,511
The tax character of distributions for the year ended December 31, 2018 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Active Bond Trust	$22,261,685	—	$22,261,685
Core Bond Trust	28,043,348	—	28,043,348
Global Bond Trust	15,480,184	—	15,480,184
High Yield Trust	13,018,566	—	13,018,566
Investment Quality Bond Trust	8,394,933	$414,893	8,809,826
Money Market Trust	28,603,074	—	28,603,074
Select Bond Trust	243,252,173	—	243,252,173
Short Term Government Income Trust	4,056,992	—	4,056,992
Strategic Income Opportunities Trust	20,451,686	—	20,451,686
Total Bond Market Trust	15,162,201	—	15,162,201
Ultra Short Term Bond Trust	3,509,343	—	3,509,343
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income
Active Bond Trust	$9,869,498
Core Bond Trust	13,045,632
Global Bond Trust	7,213,715
High Yield Trust	5,183,136
Investment Quality Bond Trust	3,426,877
Money Market Trust	43,906
Select Bond Trust	111,133,761
Short Term Government Income Trust	1,484,290
Strategic Income Opportunities Trust	7,282,745
Total Bond Market Trust	8,040,891
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Portfolio	Undistributed Ordinary Income
Ultra Short Term Bond Trust	$2,518,167
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, foreign currency transactions, derivative transactions, amortization and accretion on debt securities, wash sale loss deferrals and contingent payment debt instruments.
3.  Derivative instruments
The portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the portfolios may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolios, if any, are held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolios and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolios, if any, for OTC transactions is held in a segregated account at the portfolios' custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. The portfolios' risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolios and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statements of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the portfolios for centrally-cleared transactions, if any, are identified in the portfolio of investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.
Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a portfolio is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the portfolios, if any, are identified in the Portfolios of investments. Subsequent payments, referred to as variation margin, are made or received by a portfolio periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the portfolio. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the portfolios used futures contracts during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Global Bond Trust	To manage against anticipated interest rate changes, gain exposure to foreign bond markets, gain exposure to treasuries market, maintain diversity of the portfolio, manage duration and as a substitute for securities purchased.	$124.9 million to $425.6 million
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Portfolio	Reason	USD Notional range
High Yield Trust	To manage against anticipated interest rate changes, manage duration of the portfolio, gain exposure to treasuries market and maintain diversity of the portfolio.	$11.5 million to $12.0 million
Investment Quality Bond Trust	To manage against anticipated interest rate changes, gain exposure to foreign bond markets, gain exposure to treasuries market, manage duration and as a substitute for securities purchased.	$11.8 million to $48.9 million
Short Term Government Income Trust	To manage duration of the portfolio.	Up to $8.6 million
Strategic Income Opportunities Trust	To manage duration of the portfolio.	Up to $43.8 million
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the portfolios thereby reducing the portfolios' total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
The following table details how the portfolios used forward foreign currency contracts during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Global Bond Trust	To manage against anticipated changes in currency exchange rates, manage currency exposure and maintain diversity of the portfolio.	$174.4 million to $400.0 million
High Yield Trust	To manage against anticipated changes in currency exchange rates and to manage currency exposure.	$1.6 million to $1.8 million
Investment Quality Bond Trust	To manage against anticipated changes in currency exchange rates and manage currency exposure.	$4.6 million to $9.6 million
Strategic Income Opportunities Trust	To manage against anticipated changes in currency exchange rates and enhance potential gain/income.	$148.6 million to $1.1 billion
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the portfolios' exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the portfolios' exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When a portfolio purchases an option, the premium paid is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, a portfolio realizes a loss equal to the cost of the option. If a portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a portfolio enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by a portfolio.
The following table details how the portfolios used purchased options contracts during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	Market value range
Global Bond Trust	To gain exposure to the bond market and foreign currency, manage against anticipated currency exchange rates and interest rate changes, manage duration of the portfolio, maintain diversity of the portfolio and as a substitute for securities purchased.	$9,000 to $348,000
High Yield Trust	To maintain diversity of the portfolio. At December 31, 2019, there were no open purchased options contracts.	Up to $24,000
Investment Quality Bond Trust	To manage against anticipated interest rate changes, gain exposure to certain securities markets, maintain diversity of the portfolio and as a substitute for securities purchase.	Up to $95,000
Strategic Income Opportunities Trust	To manage against currency exchange rates.	$24,000 to $224,000
The following table details how the portfolios used written options contracts during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	Market value range
Global Bond Trust	To gain exposure to the bond market and foreign currency, manage against anticipated currency exchange rates and interest rate changes, manage duration of the portfolio, maintain diversity of the portfolio and as a substitute for securities purchased.	$58,000 to $356,000
80

Derivative instruments, continued

Portfolio	Reason	Market value range
High Yield Trust	To gain exposure to the bond market and to manage against anticipated interest rate changes. At December 31, 2019, there were no open written options contracts.	Up to $17,000
Strategic Income Opportunities Trust	To manage against currency exchange rates. At December 31, 2019, there were no open written options contacts.	Up to $13,000 (measured during the year)
An interest rate swaption is an option to enter into an interest rate swap. A credit default swaption is an option to enter into a credit default swap. Inflation floors (OTC) are instruments where in return for a premium, one party agrees to make payments to the other to the extent that the interest rate exceeds a specified rate (based on the Consumer Price Index or other designated measure), or “floor.” Inflation caps (OTC) are instruments where in return for a premium, one party agrees to make payments to the other to the extent that the interest rate exceeds a specified rate (based on the Consumer Price Index or other designated measure), or “cap.” An interest rate floor is an over-the-counter investment instrument designed to protect lenders of adjustable or floating-rate securities from losses due to falling interest rates. An interest rate floor seller pays a buyer when the indexed interest rate falls below the floors’ strike rate, thus hedging against losses on falling rates. Fundamentally, interest rate floors are put options placed on a floating-rate index.
Swaps. Swap agreements are agreements between the portfolio and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the portfolios, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the portfolios is recorded as realized gain or loss, as well as the net periodic payments received or paid by the portfolios.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The portfolios may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the portfolio and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The portfolios settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
The following table details how the portfolios used interest rate swaps contracts during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Global Bond Trust	To manage duration of the portfolio, manage against anticipated interest rate changes, gain exposure to treasuries market and as a substitute for securities purchased.	$300.0 million to $1.0 billion
Investment Quality Bond Trust	To manage duration of the portfolio.	$10.5 million to $31.0 million
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The portfolios may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the portfolios may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
The following table details how the portfolios used credit default swap contracts as a buyer during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Global Bond Trust	To manage against potential credit events, to gain exposure to a security or credit index, and as a substitute for securities purchased.	$15.8 million to $49.8 million
Investment Quality Bond Trust	To manage against potential credit events, to gain exposure to security or credit index, and as a substitute for securities purchased.	Up to $1.8 million
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the portfolio as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
The following table details how the portfolios used credit default swap contracts as a seller during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
81

Derivative instruments, continued

Portfolio	Reason	USD Notional range
Global Bond Trust	To take a long position in the exposure of the benchmark credit, gain exposure to a security or credit index and as a substitute for securities purchased.	$6.5 million to $15.7 million
Investment Quality Bond Trust	To take a long position in the exposure of the benchmark credit, gain exposure to a security or credit index and as a substitute for securities purchased.	$1.9 million to $11.1 million
Currency swaps. A currency swap is an agreement between the portfolio and a counterparty to exchange cash flows based on the notional difference among two or more currencies.
The following table details how the portfolios used currency swap contracts as a seller during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Global Bond Trust	To gain exposure to foreign currencies and as a substitute for securities purchased.	Up to $67.5 million
Total Return Swaps. The portfolios may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The portfolios may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.
The following table details how the portfolios used total return swaps during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Global Bond Trust	As a substitute for securities purchased.	Up to $3.7 million
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2019 by risk category:
Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Global Bond Trust	Interest rate	Receivable/payable for futures variation margin	Futures [1]	$464,159	$(333,997)
	Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	1,543,074	(1,000,772)
	Interest rate	Unaffiliated investments, at value[2]	Purchased options	319,941	—
	Currency	Unaffiliated investments, at value[2]	Purchased options	28,515	—
	Interest rate	Written options, at value	Written options	—	(336,309)
	Currency	Written options, at value	Written options	—	(9,981)
	Credit	Written options, at value	Written options	—	(10,155)
	Credit	Swap contracts, at value	Credit default swaps[3]	233,390	(414,196)
	Interest rate	Swap contracts, at value	Total return swaps[3]	—	(107,443)
	Currency	Swap contracts, at value	Currency swaps[3]	53,178	—
	Interest rate	Swap contracts, at value	Interest rate swaps[3]	1,612,727	(1,625,611)
				$4,254,984	$(3,838,464)
High Yield Trust	Interest rate	Receivable/payable for futures variation margin	Futures [1]	$38,423	$(37,460)
	Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	37,036	(2,224)
				$75,459	$(39,684)
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Derivative instruments, continued

Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Investment Quality Bond Trust	Interest rate	Receivable/payable for futures variation margin	Futures [1]	$31,242	$(69,924)
	Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	7,454	(132,269)
	Interest rate	Unaffiliated investments, at value[2]	Purchased options	51,120	—
	Credit	Swap contracts, at value	Credit default swaps[3]	64,952	(82,633)
	Interest rate	Swap contracts, at value	Interest rate swaps[3]	74,346	(2,173,942)
				$229,114	$(2,458,768)
Short Term Government Income Trust	Interest rate	Receivable/payable for futures variation margin	Futures [1]	—	$(3,671)
				—	$(3,671)
Strategic Income Opportunities Trust	Interest rate	Receivable/payable for futures variation margin	Futures [1]	$2,731	—
	Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	4,465,357	$(5,691,397)
	Currency	Unaffiliated investments, at value[2]	Purchased options	24,318	—
				$4,492,406	$(5,691,397)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in the Portfolios of investments. Only the year end variation margin is separately disclosed on the Statements of assets and liabilities.
[2]	Purchased options are included in the Portfolios of investments.
[3]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statements of assets and liabilities.
For financial reporting purposes, the portfolios do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolio and the applicable counterparty. The table below reflects certain portfolios' exposure to counterparties subject to an ISDA for OTC derivative transactions:
OTC Financial Instruments	Asset	Liability
Global Bond Trust
Forward foreign currency contracts	$1,543,074	$(1,000,772)
Purchased options	341,918	—
Swap contracts	312,703	(350,651)
Written options	—	(352,836)
Totals	$2,197,695	$(1,704,259)
Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure
Global Bond Trust
Bank of America, N.A.	$106,279	—	—	$106,279
Barclays Bank PLC	(61,760)	—	$61,760	—
BNP Paribas	(36,423)	—	—	(36,423)
Citibank, N.A.	(125,150)	—	—	(125,150)
Credit Suisse First Boston International	(55,586)	—	—	(55,586)
Credit Suisse Securities (USA) LLC	84,842	—	—	84,842
Deutsche Bank AG	86,002	$20,000	—	66,002
Goldman Sachs & Company LLC	38,759	—	—	38,759
Goldman Sachs Capital Markets, L.P.	118,076	—	—	118,076
Goldman Sachs International	(142,884)	—	—	(142,884)
HSBC Bank USA, N.A.	45,525	—	—	45,525
JPMorgan Chase Bank, N.A.	80,886	80,000	—	886
Merrill Lynch International	2,084	—	—	2,084
Morgan Stanley & Co. International PLC	205,880	—	—	205,880
Morgan Stanley Capital Services LLC	(5,802)	450,000	31,584	(424,218)
NatWest Markets PLC	848	—	—	848
Nomura Global Financial Products, Inc.	17,765	—	—	17,765
Standard Chartered Bank	135,337	—	—	135,337
83

Derivative instruments, continued

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure
UBS AG	$(1,242)	—	—	$(1,242)
Totals	$493,436	$550,000	$93,344	$36,780
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2019:
		Statements of operations location - Net realized gain (loss) on:
Portfolio	Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Global Bond Trust	Interest rate	$200,269	$373,543	—	$115,951	$1,112,079	$1,801,842
	Currency	(44,519)	—	$2,537,641	132,352	(2,772,601)	(147,127)
	Credit	—	—	—	25,507	(559,768)	(534,261)
	Total	$155,750	$373,543	$2,537,641	$273,810	$(2,220,290)	$1,120,454
High Yield Trust	Interest rate	—	$190,598	—	—	—	$190,598
	Currency	—	—	$(25,753)	—	—	(25,753)
	Credit	$(10,890)	—	—	$10,890	—	—
	Equity	261,325	—	—	—	—	261,325
	Total	$250,435	$190,598	$(25,753)	$10,890	—	$426,170
Investment Quality Bond Trust	Interest rate	$(119,931)	$970,460	—	$(163,491)	$(672,329)	$14,709
	Currency	—	—	$147,494	—	—	147,494
	Credit	—	—	—	—	11,730	11,730
	Total	$(119,931)	$970,460	$147,494	$(163,491)	$(660,599)	$173,933
Short Term Government Income Trust	Interest rate	—	$(20,945)	—	—	—	$(20,945)
	Total	—	$(20,945)	—	—	—	$(20,945)
Strategic Income Opportunities Trust	Interest rate	—	$(907,810)	—	—	—	$(907,810)
	Currency	$(3,022,537)	—	$4,051,602	$224,411	—	1,253,476
	Total	$(3,022,537)	$(907,810)	$4,051,602	$224,411	—	$345,666

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2019:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Portfolio	Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Global Bond Trust	Interest rate	$112,488	$254,184	—	$(78,642)	$(2,868,571)	$(2,580,541)
	Currency	15,086	—	$(350,369)	37,351	535,342	237,410
	Credit	—	—	—	7,550	(343,294)	(335,744)
	Total	$127,574	$254,184	$(350,369)	$(33,741)	$(2,676,523)	$(2,678,875)
High Yield Trust	Interest rate	—	$(86,157)	—	—	—	$(86,157)
	Currency	—	—	$98,525	—	—	98,525
	Credit	$9,577	—	—	$6,168	—	15,745
	Equity	(17,498)	—	—	—	—	(17,498)
	Total	$(7,921)	$(86,157)	$98,525	$6,168	—	$10,615
Investment Quality Bond Trust	Interest rate	$149,784	$(213,759)	—	—	$(992,853)	$(1,056,828)
	Currency	—	—	$(76,715)	—	—	(76,715)
	Credit	—	—	—	—	156,172	156,172
	Total	$149,784	$(213,759)	$(76,715)	—	$(836,681)	$(977,371)
Short Term Government Income Trust	Interest rate	—	$(3,671)	—	—	—	$(3,671)
	Total	—	$(3,671)	—	—	—	$(3,671)
84

Derivative instruments, continued

		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Portfolio	Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Strategic Income Opportunities Trust	Interest rate	—	$405,738	—	—	—	$405,738
	Currency	$2,427,858	—	$(2,206,233)	$(161,074)	—	60,551
	Total	$2,427,858	$405,738	$(2,206,233)	$(161,074)	—	$466,289

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statements of operations.
4.  Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
5.  Fees and transactions with affiliates
John Hancock Variable Trust Advisers LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).
Management fee. Under an investment management agreement, the portfolios pay a daily management fee to the Advisor based on the net assets of the respective portfolio or aggregate net assets, which include the nets assets of the respective portfolio and the net assets of a similar portfolio of John Hancock Funds II (JHF II) unless otherwise noted. JHF II portfolios are advised by John Hancock Investment Management LLC, an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Investment Management Distributors LLC. Prior to June 28, 2019, John Hancock Investment Management LLC was known as John Hancock Advisers, LLC and John Hancock Investment Management Distributors LLC was known as John Hancock Funds, LLC. The annual rate for each portfolio is as follows:
•  Active Bond Trust — a) 0.60% of the first $2.5 billion of average net assets; b) 0.575% of average net assets between $2.5 billion and $5.0 billion; and c) 0.55% of the excess over $5.0 billion of average net assets.
•  Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of the next $200 million of aggregate net assets; c) 0.570% of the next $600 million of aggregate net assets; d) 0.56% of the next $1 billion of aggregate net assets; and e) 0.55% of the excess over $2 billion of aggregate net assets.
•  Global Bond Trust — a) 0.70% of the first $1 billion of aggregate net assets; and b) 0.65% of the excess over $1 billion of aggregate net assets.
•  High Yield Trust— a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.
•  Investment Quality Bond Trust— a) 0.60% of the first $500 million of average net assets and b) 0.55% of the excess over $500 million of average net assets.
•  Money Market Trust — a) 0.50% of the first $500 million of aggregate net assets; b) 0.425% of the next $250 million aggregate net assets; c) 0.375% of the next $250 million aggregate net assets; d) 0.35% of the next $500 million aggregate net assets; e) 0.325% of the next $500 million aggregate net assets; f) 0.30% of the next $500 million aggregate net assets; and g) 0.275% of the excess over $2.5 billion of aggregate net assets. Aggregate net assets include net assets of the portfolio and Money Market Fund, a series of John Hancock Current Interest.
•  Select Bond Trust — a) 0.65% of the first $500 million of average net assets; b) 0.60% of the next $1 billion of average net assets; c) 0.575% of the next $1 billion of average net assets; d) 0.55% of the next $7.5 billion of average net assets; and e) 0.525% of the excess over $10 billion of average net assets.
•  Short Term Government Income Trust— a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.
•  Strategic Income Opportunities Trust— a) 0.70% of the first $500 million of aggregate net assets; b) 0.65% of the next $3 billion of aggregate net assets; c) 0.60% of the next $4 billion of aggregate net assets; d) 0.59% of the next $4.5 billion of aggregate net assets; and e) 0.575% of the excess over $12 billion of aggregate net assets. Aggregate net assets include the net assets of the portfolio, Strategic Income Opportunities Fund, a series of JHF II, and Strategic Income Opportunities Fund, a subfund of John Hancock Worldwide Investors, PLC.
•  Total Bond Market Trust — a) 0.47% of the first $1.5 billion of average net assets and b) 0.46% of the excess over $1.5 billion of average net assets.
•  Ultra Short Term Bond Trust— a) 0.55% of the first $250 million of average net assets and b) 0.53% of the excess over $250 million of average net assets.
The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. The portfolios’ management is allocated among the following managers.
85

Fees and transactions with affiliates, continued

Portfolio	Subadvisor(s)
Active Bond Trust Money Market Trust Select Bond Trust Short Term Government Income Trust Strategic Income Opportunities Trust Total Bond Market Trust Ultra Short Term Bond Trust	Manulife Investment Management (US) LLC[1,2]
Core Bond Trust	Wells Capital Management, Incorporated
Global Bond Trust	Pacific Investment Management Company LLC
High Yield Trust	Western Asset Management Company (Sub-Subadvisor is Western Asset Management Company Limited)
Investment Quality Bond Trust	Wellington Management Company LLP
1 An affiliate of the Advisor.
2 Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC.
The portfolios are not responsible for payment of the subadvisory fees.
Expense reimbursements. The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the portfolios (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. During the year ended December 31, 2019, this waiver amounted to 0.01% of the portfolios’ average net assets. This agreement expires on July 31, 2021, unless renewed by mutual agreement of the Portfolios and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive its management fee on Money Market Trust and Total Bond Market Trust in an amount so that the annual operating expenses do not exceed 0.28% and 0.25%, respectively, of the portfolio’s average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, short dividends, acquired fund fees, class-specific expenses, borrowing costs, prime brokerage fees, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio’s business. The expense waiver will remain in effect until April 30, 2020, and may terminate at any time thereafter.
The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the portfolios exceed 0.15% of average net assets. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, management fees, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reduction will continue in effect until terminated by the Advisor.
The Advisor has voluntarily agreed to waive its management fees by 0.02% of the average daily net assets of Global Bond Trust and Select Bond Trust, and by 0.06% of the average daily net assets of Ultra Short Term Bond Trust. Prior to July 1, 2019, the waiver for Ultra Short Term Bond Trust was 0.04%. These waivers may be terminated at any time by the Advisor.
Effective July 1, 2019, the Advisor has voluntarily agreed to waive and/or reimburse all class-specific expenses for Series I and Series II shares of the Select Bond Trust to the extent they exceed 0.04% and 0.24%, respectively, of average net assets on an annualized basis attributable to the class (the class expense waiver). The class expense waiver may be terminated at any time by the Advisor.
For the year ended December 31, 2019, the expense reductions described above amounted to the following:
	Expense reimbursement by class
Portfolio	Series I	Series II	Series NAV	Total
Active Bond Trust	$2,740	$10,631	$38,906	$52,277
Core Bond Trust	6,851	6,033	67,241	80,125
Global Bond Trust	11,638	22,853	40,334	74,825
High Yield Trust	5,049	3,862	6,185	15,096
Investment Quality Bond Trust	10,243	5,493	3,185	18,921
Money Market Trust	1,886,768	171,225	548,832	2,606,825
Select Bond Trust	56,738	140,377	2,110,818	2,307,933
Short Term Government Income Trust	2,628	1,750	8,910	13,288
Strategic Income Opportunities Trust	27,236	2,710	5,887	35,833
Total Bond Market Trust	790,802	156,611	734,603	1,682,016
Ultra Short Term Bond Trust	6,287	115,294	23,162	144,743
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2019, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Active Bond Trust	0.59%
Core Bond Trust	0.56%
Global Bond Trust	0.66%
High Yield Trust	0.69%
Investment Quality Bond Trust	0.59%
Portfolio	Net Annual Effective Rate
Money Market Trust	0.24%
Select Bond Trust	0.54%
Short Term Government Income Trust	0.56%
Strategic Income Opportunities Trust	0.63%
Total Bond Market Trust	0.20%

86

Fees and transactions with affiliates, continued

Portfolio	Net Annual Effective Rate
Ultra Short Term Bond Trust	0.49%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2019 amounted to an annual rate of 0.02% of the portfolios' average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:
Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%
Currently, only 0.05% for Series I shares and 0.25% for Series ll shares are charged for Rule 12b-1 fees.
Distribution and service fees for the year ended December 31, 2019 were:
	Distribution and service fees by class
Portfolio	Series l	Series ll	Total
Active Bond Trust	$ 18,532	$ 359,795	$ 378,327
Core Bond Trust	46,358	204,110	250,468
Global Bond Trust	15,726	154,632	170,358
High Yield Trust	34,144	130,604	164,748
Investment Quality Bond Trust	69,279	185,706	254,985
Money Market Trust	711,479	323,123	1,034,602
Select Bond Trust	87,579	1,086,845	1,174,424
Short Term Government Income Trust	17,778	59,299	77,077
Strategic Income Opportunities Trust	184,258	91,684	275,942
Total Bond Market Trust	144,632	143,387	288,019
Ultra Short Term Bond Trust	5,483	497,414	502,897
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statements of operations. The portfolios' activity in this program during the period for which loans were outstanding was as follows:
Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Active Bond Trust	Lender	$4,900,916	3	1.815%	$741
Investment Quality Bond Trust	Lender	2,363,416	4	2.115%	556
Select Bond Trust	Lender	6,462,660	2	1.961%	704
Strategic Income Opportunities Trust	Lender	1,662,661	1	2.350%	109
Total Bond Market Trust	Lender	1,748,813	1	1.850%	90
Ultra Short Term Bond Trust	Lender	1,214,131	1	2.090%	70
6.  Portfolio share transactions
Transactions in portfolios' shares for the years ended December 31, 2019 and 2018 were as follows:
Active Bond Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	443,190	$4,269,026	210,329	$1,972,891
Distributions reinvested	103,253	1,014,926	126,116	1,155,610
Repurchased	(600,489)	(5,870,245)	(501,248)	(4,679,736)
Net decrease	(54,046)	$(586,293)	(164,803)	$(1,551,235)
Series II shares
Sold	1,423,067	$13,779,400	987,647	$9,307,917
Distributions reinvested	368,544	3,630,983	495,833	4,551,857
Repurchased	(2,236,904)	(21,756,772)	(3,681,210)	(34,405,270)
Net decrease	(445,293)	$(4,346,389)	(2,197,730)	$(20,545,496)
87

Portfolio share transactions, continued

Active Bond Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	7,742,798	$75,677,894	1,958,396	$18,340,051
Distributions reinvested	1,520,860	14,962,586	1,805,392	16,554,218
Repurchased	(8,423,085)	(82,281,959)	(5,087,510)	(47,495,045)
Net increase (decrease)	840,573	$8,358,521	(1,323,722)	$(12,600,776)
Total net increase (decrease)	341,234	$3,425,839	(3,686,255)	$(34,697,507)
Core Bond Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	298,918	$3,994,595	253,217	$3,235,859
Distributions reinvested	163,908	2,209,044	187,353	2,349,653
Repurchased	(984,562)	(13,025,999)	(1,313,427)	(16,798,770)
Net decrease	(521,736)	$(6,822,360)	(872,857)	$(11,213,258)
Series II shares
Sold	552,245	$7,291,609	109,086	$1,393,021
Distributions reinvested	133,071	1,791,244	154,184	1,932,312
Repurchased	(1,112,227)	(14,691,367)	(1,522,776)	(19,439,373)
Net decrease	(426,911)	$(5,608,514)	(1,259,506)	$(16,114,040)
Series NAV shares
Sold	2,690,512	$35,537,554	1,606,894	$20,517,896
Distributions reinvested	1,669,669	22,389,125	1,902,040	23,761,384
Repurchased	(6,065,489)	(80,532,204)	(12,691,068)	(160,776,333)
Net decrease	(1,705,308)	$(22,605,525)	(9,182,134)	$(116,497,053)
Total net decrease	(2,653,955)	$(35,036,399)	(11,314,497)	$(143,824,351)
Global Bond Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	131,664	$1,649,134	61,366	$787,475
Distributions reinvested	161,781	1,985,047	72,970	909,206
Repurchased	(385,137)	(4,836,133)	(389,390)	(4,966,067)
Net decrease	(91,692)	$(1,201,952)	(255,054)	$(3,269,386)
Series II shares
Sold	477,711	$5,889,359	214,700	$2,701,643
Distributions reinvested	320,219	3,874,649	154,886	1,903,554
Repurchased	(935,548)	(11,539,474)	(1,521,834)	(19,089,951)
Net decrease	(137,618)	$(1,775,466)	(1,152,248)	$(14,484,754)
Series NAV shares
Sold	760,056	$9,506,870	2,537,723	$32,461,626
Distributions reinvested	576,008	7,038,820	1,020,743	12,667,424
Repurchased	(1,429,617)	(17,851,789)	(31,424,378)	(387,711,171)
Net decrease	(93,553)	$(1,306,099)	(27,865,912)	$(342,582,121)
Total net decrease	(322,863)	$(4,283,517)	(29,273,214)	$(360,336,261)
High Yield Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,277,787	$6,682,917	1,015,356	$5,395,348
Distributions reinvested	691,407	3,590,513	896,655	4,546,817
Repurchased	(3,063,488)	(15,921,735)	(3,307,565)	(17,250,137)
Net decrease	(1,094,294)	$(5,648,305)	(1,395,554)	$(7,307,972)
Series II shares
Sold	1,182,155	$6,366,871	436,320	$2,368,646
Distributions reinvested	488,298	2,598,299	599,844	3,114,361
Repurchased	(2,165,652)	(11,685,088)	(2,321,002)	(12,451,717)
Net decrease	(495,199)	$(2,719,918)	(1,284,838)	$(6,968,710)
88

Portfolio share transactions, continued

High Yield Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,498,998	$12,952,105	3,567,120	$18,538,915
Distributions reinvested	902,099	4,611,307	1,071,810	5,357,388
Repurchased	(3,575,125)	(18,612,670)	(4,791,144)	(24,666,591)
Net decrease	(174,028)	$(1,049,258)	(152,214)	$(770,288)
Total net decrease	(1,763,521)	$(9,417,481)	(2,832,606)	$(15,046,970)
Investment Quality Bond Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	877,858	$9,874,202	485,548	$5,296,952
Distributions reinvested	304,122	3,473,749	464,698	4,962,256
Repurchased	(1,599,465)	(18,016,062)	(2,312,001)	(25,038,251)
Net decrease	(417,485)	$(4,668,111)	(1,361,755)	$(14,779,043)
Series II shares
Sold	920,736	$10,392,357	553,238	$6,031,018
Distributions reinvested	151,753	1,734,722	231,840	2,478,291
Repurchased	(1,068,678)	(12,046,959)	(1,556,200)	(16,877,782)
Net increase (decrease)	3,811	$80,120	(771,122)	$(8,368,473)
Series NAV shares
Sold	1,723,174	$19,202,117	3,307,804	$35,897,142
Distributions reinvested	96,142	1,093,907	128,628	1,369,279
Repurchased	(1,893,322)	(21,273,231)	(2,906,561)	(31,552,273)
Net increase (decrease)	(74,006)	$(977,207)	529,871	$5,714,148
Total net decrease	(487,680)	$(5,565,198)	(1,603,006)	$(17,433,368)
Money Market Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	252,377,297	$252,377,298	328,945,440	$328,945,439
Distributions reinvested	27,201,669	27,201,669	20,527,065	20,527,065
Repurchased	(274,483,039)	(274,483,039)	(306,524,592)	(306,524,592)
Net increase	5,095,927	$5,095,928	42,947,913	$42,947,912
Series II shares
Sold	598,085	$598,085	1,238,789	$1,238,789
Distributions reinvested	2,231,111	2,231,111	2,020,686	2,020,686
Repurchased	(23,249,095)	(23,249,096)	(35,637,272)	(35,637,272)
Net decrease	(20,419,899)	$(20,419,900)	(32,377,797)	$(32,377,797)
Series NAV shares
Sold	181,750,848	$181,750,848	202,592,577	$202,592,578
Distributions reinvested	8,178,439	8,178,439	6,055,323	6,055,323
Repurchased	(244,110,889)	(244,110,890)	(162,192,391)	(162,192,391)
Net increase (decrease)	(54,181,602)	$(54,181,603)	46,455,509	$46,455,510
Total net increase (decrease)	(69,505,574)	$(69,505,575)	57,025,625	$57,025,625
Select Bond Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,126,039	$15,318,567	715,401	$9,424,560
Distributions reinvested	322,636	4,470,724	406,399	5,235,078
Repurchased	(2,011,055)	(27,507,151)	(2,756,877)	(36,059,306)
Net decrease	(562,380)	$(7,717,860)	(1,635,077)	$(21,399,668)
Series II shares
Sold	4,360,892	$59,546,402	12,529,767	$163,360,772
Distributions reinvested	729,850	10,125,346	951,225	12,274,891
Repurchased	(13,890,862)	(186,207,363)	(10,585,904)	(138,659,863)
Net increase (decrease)	(8,800,120)	$(116,535,615)	2,895,088	$36,975,800
89

Portfolio share transactions, continued

Select Bond Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	21,277,312	$288,168,352	20,857,165	$273,466,985
Distributions reinvested	14,648,773	202,803,645	17,522,058	225,742,205
Repurchased	(56,889,710)	(782,002,421)	(101,473,318)	(1,324,623,360)
Net decrease	(20,963,625)	$(291,030,424)	(63,094,095)	$(825,414,170)
Total net decrease	(30,326,125)	$(415,283,899)	(61,834,084)	$(809,838,038)
Short Term Government Income Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	784,249	$9,516,771	230,379	$2,744,761
Distributions reinvested	50,414	610,855	61,630	726,264
Repurchased	(786,739)	(9,516,178)	(535,918)	(6,388,782)
Net increase (decrease)	47,924	$611,448	(243,909)	$(2,917,757)
Series II shares
Sold	610,751	$7,337,942	915,922	$10,909,797
Distributions reinvested	27,732	336,286	37,647	443,919
Repurchased	(916,540)	(11,022,217)	(1,082,882)	(12,922,888)
Net decrease	(278,057)	$(3,347,989)	(129,313)	$(1,569,172)
Series NAV shares
Sold	1,640,592	$19,782,748	2,497,762	$29,807,223
Distributions reinvested	174,251	2,111,118	244,614	2,886,808
Repurchased	(1,564,781)	(18,873,482)	(12,837,985)	(153,156,502)
Net increase (decrease)	250,062	$3,020,384	(10,095,609)	$(120,462,471)
Total net increase (decrease)	19,929	$283,843	(10,468,831)	$(124,949,400)
Strategic Income Opportunities Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,650,757	$22,108,267	776,653	$10,510,078
Distributions reinvested	741,211	9,957,393	1,216,448	15,679,904
Repurchased	(5,352,151)	(71,064,530)	(7,108,853)	(94,434,411)
Net decrease	(2,960,183)	$(38,998,870)	(5,115,752)	$(68,244,429)
Series II shares
Sold	203,440	$2,713,908	152,774	$2,062,071
Distributions reinvested	68,114	916,822	109,553	1,416,132
Repurchased	(463,032)	(6,197,040)	(672,972)	(8,968,811)
Net decrease	(191,478)	$(2,566,310)	(410,645)	$(5,490,608)
Series NAV shares
Sold	405,494	$5,365,552	802,322	$10,670,185
Distributions reinvested	165,289	2,213,057	261,142	3,355,650
Repurchased	(1,001,678)	(13,231,467)	(1,737,627)	(22,925,690)
Net decrease	(430,895)	$(5,652,858)	(674,163)	$(8,899,855)
Total net decrease	(3,582,556)	$(47,218,038)	(6,200,560)	$(82,634,892)
Total Bond Market Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	6,338,391	$65,057,429	4,173,165	$41,299,528
Distributions reinvested	676,418	7,065,437	697,703	6,762,678
Repurchased	(3,130,075)	(32,087,677)	(3,188,653)	(31,451,009)
Net increase	3,884,734	$40,035,189	1,682,215	$16,611,197
Series II shares
Sold	1,510,385	$15,511,191	1,433,478	$14,177,589
Distributions reinvested	117,012	1,224,623	136,094	1,322,172
Repurchased	(1,934,892)	(19,794,666)	(1,733,780)	(17,193,824)
Net decrease	(307,495)	$(3,058,852)	(164,208)	$(1,694,063)
90

Portfolio share transactions, continued

Total Bond Market Trust (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	3,539,564	$36,107,979	4,531,559	$44,842,860
Distributions reinvested	602,316	6,288,464	730,104	7,077,351
Repurchased	(3,747,704)	(38,828,697)	(5,741,570)	(56,710,679)
Net increase (decrease)	394,176	$3,567,746	(479,907)	$(4,790,468)
Total net increase	3,971,415	$40,544,083	1,038,100	$10,126,666
Ultra Short Term Bond Trust	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,153,621	$13,355,599	896,384	$10,254,032
Distributions reinvested	16,559	190,668	18,039	204,967
Repurchased	(1,168,839)	(13,532,443)	(810,054)	(9,249,681)
Net increase	1,341	$13,824	104,369	$1,209,318
Series II shares
Sold	10,740,669	$124,012,832	9,308,400	$106,376,041
Distributions reinvested	307,126	3,535,618	243,317	2,764,923
Repurchased	(7,734,345)	(89,111,847)	(10,545,794)	(120,477,948)
Net increase (decrease)	3,313,450	$38,436,603	(994,077)	$(11,336,984)
Series NAV shares
Sold	1,707,750	$19,584,700	1,082,973	$12,381,223
Distributions reinvested	56,612	652,225	47,418	539,452
Repurchased	(1,799,543)	(20,894,159)	(922,338)	(10,552,943)
Net increase (decrease)	(35,181)	$(657,234)	208,053	$2,367,732
Total net increase (decrease)	3,279,610	$37,793,193	(681,655)	$(7,759,934)
Affiliates of the Trust owned 100% of shares of the portfolios, with the exception of Core Bond Trust, Select Bond Trust and Strategic Income Opportunities Trust. For Core Bond Trust, affiliates owned 99.92% of Series NAV shares. For Select Bond Trust, affiliates owned 99.96% of Series II shares. For Strategic Income Opportunities Trust, affiliates owned 99.22% and 99.58% of Series II and Series NAV shares, respectively, on December 31, 2019. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
7.  Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended December 31, 2019:
Portfolio	U.S. Government	Purchases	U.S. Government	Sales
Active Bond Trust	$277,302,850	$342,017,596	$258,341,162	$362,223,949
Core Bond Trust	3,739,577,496	1,368,541,843	3,747,897,783	1,422,526,506
Global Bond Trust	2,440,117	120,098,033	2,839,431	134,289,545
High Yield Trust	—	111,992,633	—	127,309,617
Investment Quality Bond Trust	39,720,253	105,946,494	43,433,594	122,819,706
Select Bond Trust	6,940,333,288	4,284,826,297	7,290,737,020	4,412,098,234
Short Term Government Income Trust	27,644,107	69,148,112	16,555,179	78,767,776
Strategic Income Opportunities Trust	59,148,298	383,559,736	19,936,063	463,505,796
Total Bond Market Trust	53,597,969	209,228,202	42,252,828	174,181,567
Ultra Short Term Bond Trust	—	160,622,772	15,000,000	120,044,809
8.  Investment in affiliated underlying funds
Certain portfolios may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Active Bond Trust
John Hancock Collateral Trust*	839,202	$3,995,263	$179,955,592	$(175,554,099)	$767	$(720)	$63,280	—	$8,396,803
Core Bond Trust
John Hancock Collateral Trust*	1,035,706	$4,826,474	$176,108,889	$(170,572,254)	$(110)	$(40)	$25,558	—	$10,362,959
91

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
High Yield Trust
John Hancock Collateral Trust*	1,593,267	$5,909,757	$104,720,169	$(94,688,681)	$1,852	$(1,346)	$78,852	—	$15,941,751
Investment Quality Bond Trust
John Hancock Collateral Trust*	176,453	$108,071	$17,920,446	$(16,262,450)	$(408)	$(126)	$6,105	—	$1,765,533
Select Bond Trust
John Hancock Collateral Trust*	19,021,375	$76,776,463	$3,195,633,408	(3,082,093,432)	$12,537	$(6,803)	$1,044,740	—	$190,322,173
Short Term Government Income Trust
John Hancock Collateral Trust*	—	$14,750,397	$6,536,500	$(21,288,899)	$2,149	$(147)	$3,203	—	—
Strategic Income Opportunities Trust
John Hancock Collateral Trust*	405,223	$5,565,324	$86,881,962	$(88,393,762)	$1,445	$(431)	$43,843	—	$4,054,538
Total Bond Market Trust
John Hancock Collateral Trust*	688,072	$2,937,267	$62,546,615	$(58,599,225)	$555	$(569)	$30,242	—	$6,884,643
Ultra Short Term Bond Trust
John Hancock Collateral Trust*	334,546	$1,325,013	$103,445,962	$(101,425,140)	$1,623	$(92)	$6,900	—	$3,347,366
*	Refer to the Securities lending note within Note 2 for details regarding this investment.
9.  Investment by affiliated funds
Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolios' net assets. The following fund(s) had an affiliate ownership of 5% or more of the portfolios' net assets:
Portfolio	Affiliated Concentration
Core Bond Trust	62.5%
Select Bond Trust	92.3%
10.  Interfund trading
The portfolios are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the portfolios from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the portfolios engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:
Portfolio	Purchases	Sales
Active Bond Trust	—	$25,751,283
Global Bond Trust	$6,483,380	1,564,579
11.  Restricted securities
The portfolios may hold restricted securities which are restricted as to resale and the portfolios have limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at December 31, 2019:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
High Yield Trust
KCAD Holdings I, Ltd.	3-21-11	$1,353,651	165,553,563	—	—	165,553,563	0.1%	$115,887
MWO Holdings LLC	8-30-16	438,156	445	—	—	445	0.0%*	25,841
92

Restricted securities, continued

Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
New Cotai, Inc., Class B	4-12-13	—	3	—	—	3	0.0%	—
								$141,728
*	Less than 0.05%.
12.  LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any replacement rate.
It is uncertain what impact the discontinuation of LIBOR will have on the use of LIBOR as a reference rate for securities in which the fund invests. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. In addition, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
13.  Other matters
In or around May 2015, certain John Hancock Funds, including High Yield Trust, were served with a complaint brought by the Motors Liquidation Avoidance Action Trust (the “Motors Trust”). The original defendant, JHVIT U.S. High Yield Bond Trust, merged into High Yield Trust on November 5, 2010. The complaint seeks disgorgement of certain amounts paid to the Term Loan Lenders as holders of indebtedness issued by General Motors pursuant to a $1.5 billion term loan, dated as of November 29, 2006 (as amended, the “Term Loan”). The litigation has now been settled resulting in no payments by the portfolio. As part of the settlement, the portfolio received payment of $107,429 representing reimbursement of approximately 73% of the legal fees incurred.
14.  Subsequent events
On December 12, 2019, the Board of Trustees approved the hiring and appointment of Wellington Management Company LLP (Wellington Management), to replace Pacific Investment Management Company LLC (PIMCO) as subadvisor to Global Bond Trust, which is expected to be effective on or about February 28, 2020. The portfolio’s name will also be changed to Opportunistic Fixed Income Trust effective on or about February 28, 2020.
93

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Active Bond Trust, Core Bond Trust, Global Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust and Ultra Short Term Bond Trust
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Active Bond Trust, Core Bond Trust, Global Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust and Ultra Short Term Bond Trust (eleven of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle Born: 1959	Trustee (since 2015)
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014–2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014–2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

95

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates[2] Born: 1946	Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005–2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014–2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012–2018), and Finance Committee Chairman (2014–2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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John Hancock Variable Insurance Trust

Trustees and officers information

Non-Independent Trustees3

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President and Non-Independent Trustee (since 2017)
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison Born: 1963	Non-Independent Trustee (since 2018)
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since) 2018; Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017–2019); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler Born: 1973	Secretary and Chief Legal Officer (since 2018); Assistant Secretary (2009–2018)
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the funds includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-344-1029.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

2	Member of the Audit Committee.

3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

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John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE All of each fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on the SEC’s website, sec.gov.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

98

John Hancock

John Hancock Variable Insurance Trust

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If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications, if available, electronically by calling John Hancock at 800-827-4546 (John Hancock Life Insurance) or 800-344-1029 (John Hancock Variable Annuities) or if your policy is held through another insurance company, please contact that company.

You may elect to receive all reports in paper, free of charge, at any time. You can inform your insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock or your financial intermediary or insurance company.

Annual Report

December 31, 2019

John Hancock Variable Insurance Trust

Annual report—table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3
Shareholder expense example	10
Portfolio of investments (See below for each portfolio’s page #)	12–17
Statements of assets and liabilities	18
Statements of operations	19
Statements of changes in net assets	20
Financial highlights	21
Notes to financial statements	24
Report of independent registered public accounting firm	39
Trustees and officers information	40
For more information	43

Portfolio	Managers’ commentary and portfolio performance	Portfolio of investments
Managed Volatility Aggressive Portfolio	5	12
Managed Volatility Growth Portfolio	6	12
Managed Volatility Balanced Portfolio	7	13
Managed Volatility Moderate Portfolio	8	15
Managed Volatility Conservative Portfolio	9	16

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each Managed Volatility Portfolio of John Hancock Variable Insurance Trust (the trust or JHVIT). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gain distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2019. The views expressed are those of the portfolio managers as of December 31, 2019, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the FDIC; are not deposits or other obligations of, or guaranteed by, banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust prospectus.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. Bloomberg Barclays is a registered trademark of Bloomberg LP. The Managed Volatility Portfolios are not sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in any Managed Volatility Portfolio.

3

John Hancock Variable Insurance Trust

Portfolio Managers’ Commentary

Performance  >  For the year ended December 31, 2019, Managed Volatility Aggressive Trust Series I shares returned 20.78% and a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index returned 28.29%.

For the year ended December 31, 2019, Managed Volatility Growth Trust Series I shares returned 19.56% and a blend of 49% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, and 21% MSCI EAFE Index returned 22.34%.

For the year ended December 31, 2019, Managed Volatility Balanced Trust Series I shares returned 17.92% and a blend of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index returned 18.41%.

For the year ended December 31, 2019, Managed Volatility Moderate Trust Series I shares returned 16.72% and a blend of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, and 12% MSCI EAFE Index returned 16.45%.

For the year ended December 31, 2019, Managed Volatility Conservative Trust Series I shares returned 13.38% and a blend of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index returned 12.57%.

Environment  >  Following a steep plunge in the fourth quarter of 2018, U.S. stocks did an about-face early in 2019, and soon were once again hitting all-time highs. After rising steadily over the first four months of the year, share prices were choppy from May through early October. However, the market’s upward momentum reasserted itself in the fourth quarter, lifting the widely followed S&P 500 Index to a 31.49% gain for 2019 overall.

Foreign stocks in developed markets and emerging markets both produced positive returns, although they lagged the S&P 500 Index. A rising U.S. dollar for most of the year, along with trade worries and slowing economic growth in many markets, hindered equity gains in a number of regions. Reflecting these challenges, the International Monetary Fund downgraded its estimate of 2019 global economic growth late in the period to 3%, the lowest level since the last recession.

Within all five strategies, an overweight position in U.S. large-capitalization equity, as well as underweight positions in international developed equity, contributed to returns.

Within the Aggressive strategy, overweight positions in emerging markets equity and U.S. small-cap equity, as well as an underweight position in U.S. mid-cap equity detracted from the fund’s return.

Within the Growth, Balanced, Moderate, and Conservative strategies, an underweight position in total fixed income contributed to returns. Underweight positions in U.S. mid-cap equity and overweight positions in absolute return detracted from the returns within these strategies.

Higher valuations at the end of 2019, while seemingly reasonable, make historical equity and bond returns unlikely over the longer term. We have referred to this expectation as a “half-return world” for some time, and our view for the next five to 10 years has not changed. Thus, in the current environment, we are giving careful attention to balancing our less-optimistic, longer-term, valuation-centric views regarding asset-class returns with our more positive, shorter-term outlook.

4

Managed Volatility Aggressive Portfolio

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Luning (Gary) Li, Robert Sykes, CFA, Nathan Thooft, CFA. Effective January 10, 2020, Geoffrey Kelley, CFA and Jeffrey Wu replaced Jeffrey N. Given, CFA and Luning (Gary) Li as portfolio managers of the portfolios. Mr. Kelley, Mr. Sykes, Mr. Thooft, and Mr. Wu will be jointly and primarily responsible for the day-to-day management of the portfolios.

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and primarily invests in equity funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 100% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND
COMPARATIVE INDEXES

Sector weighting*
Affiliated Investment Companies	% of Total
Equity	88.1
U.S. Large Cap	35.9
Large Blend	21.0
Emerging-Markets Equity	10.4
U.S. Mid Cap	10.3
U.S. Small Cap	6.7
International Equity	3.8
Unaffiliated Investment Companies	11.3
Equity	11.3
U.S. Government Agency	0.5
Short-term investments and other	0.1

* As a percentage of net assets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Managed Volatility Aggressive Portfolio Series I	20.78%	5.44%	7.84%	30.35%	112.64%
Managed Volatility Aggressive Portfolio Series II	20.63%	5.23%	7.62%	29.04%	108.44%
Managed Volatility Aggressive Portfolio Series NAV	20.82%	5.49%	7.90%	30.66%	113.84%
S&P 500 Index[2,4]	31.49%	11.70%	13.56%	73.86%	256.66%
Blended Index[3,4]	28.29%	9.60%	11.06%	58.15%	185.40%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
3	The Blended Index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.92%, 1.12% and 0.87%, respectively, and the net expenses are 0.88%, 1.08% and 0.83%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

5

Managed Volatility Growth Portfolio

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Luning (Gary) Li, Robert Sykes, CFA, Nathan Thooft, CFA. Effective January 10, 2020, Geoffrey Kelley, CFA and Jeffrey Wu replaced Jeffrey N. Given, CFA and Luning (Gary) Li as portfolio managers of the portfolios. Mr. Kelley, Mr. Sykes, Mr. Thooft, and Mr. Wu will be jointly and primarily responsible for the day-to-day management of the portfolios.

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 77% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND
COMPARATIVE INDEXES

Sector weighting*
Affiliated Investment Companies	% of Total
Equity	70.0
Large Blend	31.0
U.S. Large Cap	19.2
Emerging-Market Equity	7.0
U.S. Mid Cap	6.0
U.S. Small Cap	3.7
International Equity	3.1
Fixed Income	27.9
Intermediate Bond	27.9
Unaffiliated investment companies	0.7
Equity	0.7
Short-term investments and other	1.4

* As a percentage of net assets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Managed Volatility Growth Portfolio Series I	19.56%	5.50%	7.27%	30.72%	101.82%
Managed Volatility Growth Portfolio Series II	19.32%	5.28%	7.06%	29.36%	97.82%
Managed Volatility Growth Portfolio Series NAV	19.68%	5.55%	7.33%	31.00%	102.81%
S&P 500 Index[2,5]	31.49%	11.70%	13.56%	73.86%	256.66%
Bloomberg Barclays U.S. Aggregate Bond Index[3,5]	8.72%	3.05%	3.75%	16.20%	44.45%
Blended Index[4,5]	22.34%	7.77%	9.03%	45.41%	137.40%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
4	The Blended Index is composed of 49% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 21% MSCI EAFE Index.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.80%, 1.00% and 0.75%, respectively, and the net expenses are 0.78%, 0.98% and 0.73%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

6

Managed Volatility Balanced Portfolio

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Luning (Gary) Li, Robert Sykes, CFA, Nathan Thooft, CFA. Effective January 10, 2020, Geoffrey Kelley, CFA and Jeffrey Wu replaced Jeffrey N. Given, CFA and Luning (Gary) Li as portfolio managers of the portfolios. Mr. Kelley, Mr. Sykes, Mr. Thooft, and Mr. Wu will be jointly and primarily responsible for the day-to-day management of the portfolios.

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 55% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND
COMPARATIVE INDEXES

Sector weighting*
Affiliated Investment Companies	% of Total
Equity	49.6
Large Blend	22.1
U.S. Large Cap	15.2
Emerging-Markets Equity	4.3
U.S. Mid Cap	3.8
U.S. Small Cap	2.4
International Equity	1.8
Fixed Income	48.2
Intermediate Bond	48.2
Unaffiliated Investment Companies	0.7
Equity	0.7
Short-term investments and other	1.5

*As a percentage of net assets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Managed Volatility Balanced Portfolio Series I	17.92%	5.57%	6.85%	31.13%	94.01%
Managed Volatility Balanced Portfolio Series II	17.73%	5.38%	6.64%	29.94%	90.25%
Managed Volatility Balanced Portfolio Series NAV	18.02%	5.64%	6.91%	31.57%	95.00%
Bloomberg Barclays U.S. Aggregate Bond Index[2,5]	8.72%	3.05%	3.75%	16.20%	44.45%
S&P 500 Index[3,5]	31.49%	11.70%	13.56%	73.86%	256.66%
Blended Index[4,5]	18.41%	6.49%	7.60%	36.93%	107.96%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
4	The Blended Index is composed of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, 15% MSCI EAFE Index.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.77%, 0.97% and 0.72%, respectively, and the net expenses are 0.75%, 0.95% and 0.70%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

7

Managed Volatility Moderate Portfolio

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Luning (Gary) Li, Robert Sykes, CFA, Nathan Thooft, CFA. Effective January 10, 2020, Geoffrey Kelley, CFA and Jeffrey Wu replaced Jeffrey N. Given, CFA and Luning (Gary) Li as portfolio managers of the portfolios. Mr. Kelley, Mr. Sykes, Mr. Thooft, and Mr. Wu will be jointly and primarily responsible for the day-to-day management of the portfolios.

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 44% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND
COMPARATIVE INDEXES

Sector weighting*
Affiliated Investment Companies	% of Total
Equity	39.3
Large Blend	18.2
U.S. Large Cap	13.2
Emerging-Markets Equity	2.8
U.S. Mid Cap	2.7
U.S. Small Cap	1.5
International Equity	0.9
Fixed Income	58.4
Intermediate Bond	58.4
Unaffiliated Investment Companies	0.9
Equity	0.9
Short-term investments and other	1.4

* As a percentage of net assets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Managed Volatility Moderate Portfolio Series I	16.72%	5.52%	6.60%	30.82%	89.42%
Managed Volatility Moderate Portfolio Series II	16.43%	5.31%	6.39%	29.54%	85.79%
Managed Volatility Moderate Portfolio Series NAV	16.85%	5.58%	6.66%	31.21%	90.57%
Bloomberg Barclays U.S. Aggregate Bond Index[2,5]	8.72%	3.05%	3.75%	16.20%	44.45%
S&P 500 Index[3,5]	31.49%	11.70%	13.56%	73.86%	256.66%
Blended Index[4,5]	16.45%	5.82%	6.86%	32.72%	94.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
4	The Blended Index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, 12% MSCI EAFE Index.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.75%, 0.95% and 0.70%, respectively, and the net expenses are 0.73%, 0.93% and 0.68%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

8

Managed Volatility Conservative Portfolio

Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Luning (Gary) Li, Robert Sykes, CFA, Nathan Thooft, CFA. Effective January 10, 2020, Geoffrey Kelley, CFA and Jeffrey Wu replaced Jeffrey N. Given, CFA and Luning (Gary) Li as portfolio managers of the portfolios. Mr. Kelley, Mr. Sykes, Mr. Thooft, and Mr. Wu will be jointly and primarily responsible for the day-to-day management of the portfolios.

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 22% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND
COMPARATIVE INDEXES

Sector weighting*
Affiliated Investment Companies	% of Total
Equity	19.5
Large Blend	9.0
U.S. Large Cap	7.0
Emerging-Markets Equity	1.4
U.S. Mid Cap	1.3
U.S. Small Cap	0.8
Fixed Income	79.0
Intermediate Bond	79.0
Unaffiliated Investment Companies	0.4
Equity	0.4
Short-term investments and other	1.1

* As a percentage of net assets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2019	1-year	5-year	10-year	5-year	10-year
Managed Volatility Conservative Portfolio Series I	13.38%	4.58%	5.35%	25.12%	68.45%
Managed Volatility Conservative Portfolio Series II	13.18%	4.38%	5.14%	23.87%	65.14%
Managed Volatility Conservative Portfolio Series NAV	13.50%	4.64%	5.41%	25.47%	69.39%
Bloomberg Barclays U.S. Aggregate Bond Index[2,5]	8.72%	3.05%	3.75%	16.20%	44.45%
S&P 500 Index[3,5]	31.49%	11.70%	13.56%	73.86%	256.66%
Blended Index[4,5]	12.57%	4.46%	5.33%	24.38%	68.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
4	The Blended Index is composed of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, 6% MSCI EAFE Index.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Series I, Series II, and Series NAV shares the gross expenses are 0.74%, 0.94% and 0.69%, respectively, and the net expenses are 0.71%, 0.91% and 0.66%, respectively. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply.

9

John Hancock Variable Insurance Trust
Shareholder expense example

As a shareholder of a John Hancock Variable Insurance Trust Managed Volatility Portfolio, you incur ongoing costs, including management fees, distribution and service (Rule 12b-1) fees and other expenses. In addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio[2]
Managed Volatility Aggressive Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,069.50	$0.94	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Series II	Actual expenses/actual returns	1,000.00	1,068.70	1.98	0.38%
	Hypothetical example	1,000.00	1,023.30	1.94	0.38%
Series NAV	Actual expenses/actual returns	1,000.00	1,069.90	0.68	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Managed Volatility Growth Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,067.80	$0.68	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Series II	Actual expenses/actual returns	1,000.00	1,066.00	1.72	0.33%
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%
Series NAV	Actual expenses/actual returns	1,000.00	1,067.40	0.42	0.08%
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%
Managed Volatility Balanced Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,059.40	$0.67	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Series II	Actual expenses/actual returns	1,000.00	1,059.60	1.71	0.33%
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%
Series NAV	Actual expenses/actual returns	1,000.00	1,060.60	0.42	0.08%
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%
10

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio[2]
Managed Volatility Moderate Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,053.50	$0.67	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Series II	Actual expenses/actual returns	1,000.00	1,051.90	1.71	0.33%
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%
Series NAV	Actual expenses/actual returns	1,000.00	1,053.90	0.41	0.08%
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%
Managed Volatility Conservative Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,039.70	$0.72	0.14%
	Hypothetical example	1,000.00	1,024.50	0.71	0.14%
Series II	Actual expenses/actual returns	1,000.00	1,039.00	1.75	0.34%
	Hypothetical example	1,000.00	1,023.50	1.73	0.34%
Series NAV	Actual expenses/actual returns	1,000.00	1,040.10	0.46	0.09%
	Hypothetical example	1,000.00	1,024.80	0.46	0.09%
[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Managed Volatility Aggressive Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 88.1%
Equity - 88.1%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	1,100,842	$37,946,014
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	2,415,449	27,874,276
Equity Income, Series NAV, JHVIT (T. Rowe Price)	2,486,343	37,966,453
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	739,240	38,647,447
Mid Cap Stock, Series NAV, JHVIT (Wellington)	783,582	14,394,408
Mid Value, Series NAV, JHVIT (T. Rowe Price)	1,498,880	14,404,232
Multifactor Developed International ETF, JHETF (DFA)	495,788	14,675,324
Multifactor Emerging Markets ETF, JHETF (DFA)	448,087	11,954,155
Multifactor Large Cap ETF, JHETF (DFA)	536,080	22,097,218
Multifactor Mid Cap ETF, JHETF (DFA)	270,776	10,603,588
Multifactor Small Cap ETF, JHETF (DFA)	560,129	15,582,789
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	301,478	5,070,866
Small Cap Value, Series NAV, JHVIT (Wellington)	279,849	5,070,866
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	3,945,115	80,085,844
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $315,342,158)		$336,373,480
UNAFFILIATED INVESTMENT COMPANIES - 11.3%
Equity - 11.3%
Fidelity 500 Index Fund	46,015	5,154,571
Fidelity International Index Fund	885,271	38,031,223
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $37,953,125)		$43,185,794
SHORT-TERM INVESTMENTS - 0.7%
Commercial paper - 0.0%
University of Chicago 1.660%, 01/15/2020 *	$150,000	149,799
U.S. Government Agency - 0.5%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	246,000	246,000
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	826,000	826,000
Federal Home Loan Mortgage Corp. Discount Note 1.050%, 01/02/2020 *	889,000	889,000
		1,961,000
Short-term funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (D)	774,201	774,201
TOTAL SHORT-TERM INVESTMENTS (Cost $2,885,042)		$2,885,000
Total Investments (Managed Volatility Aggressive Portfolio) (Cost $356,180,325) - 100.1%		$382,444,274
Other assets and liabilities, net - (0.1%)		(518,136)
TOTAL NET ASSETS - 100.0%		$381,926,138
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
Managed Volatility Aggressive Portfolio (continued)
(C)	Non-income producing.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Managed Volatility Growth Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 97.9%
Equity - 70.0%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	12,022,859	$414,427,942
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	36,396,439	420,014,909
Equity Income, Series NAV, JHVIT (T. Rowe Price)	27,223,738	415,706,474
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	10,293,319	538,134,696
Mid Cap Stock, Series NAV, JHVIT (Wellington)	8,570,721	157,444,151
Mid Value, Series NAV, JHVIT (T. Rowe Price)	16,461,644	158,196,399
Multifactor Developed International ETF, JHETF (DFA)	8,880,810	262,871,976
Multifactor Emerging Markets ETF, JHETF (DFA)	6,691,435	178,515,441
Multifactor Large Cap ETF, JHETF (DFA)	6,757,066	278,526,261
Multifactor Mid Cap ETF, JHETF (DFA)	4,975,011	194,821,431
Multifactor Small Cap ETF, JHETF (DFA)	6,512,782	181,185,595
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	3,859,645	64,919,229
Small Cap Value, Series NAV, JHVIT (Wellington)	3,713,553	67,289,588
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	131,064,012	2,660,599,437
		5,992,653,529
Fixed income - 27.9%
Bond, Class NAV, JHSB (MIM US) (B)	37,824,912	609,737,585
Core Bond, Series NAV, JHVIT (Wells Capital)	15,900,942	212,118,572
Select Bond, Series NAV, JHVIT (MIM US) (B)	113,368,128	1,562,212,801
		2,384,068,958
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $7,641,889,971)		$8,376,722,487
UNAFFILIATED INVESTMENT COMPANIES - 0.7%
Equity - 0.7%
Fidelity International Index Fund	1,454,830	62,499,484
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $57,370,410)		$62,499,484
SHORT-TERM INVESTMENTS - 0.9%
Certificate of deposit - 0.0%
Wells Fargo Bank NA (3 month LIBOR + 0.230%) 2.319%, 01/03/2020 *	$3,595,000	3,595,000
Commercial paper - 0.6%
Salt River Project Agricultural Improvement & Power District
1.950%, 01/16/2020 *	11,130,000	11,120,812
2.070%, 01/15/2020 *	6,675,000	6,628,559
State of California 1.920%, 01/06/2020 *	6,515,000	6,515,000
University of Chicago 1.660%, 01/15/2020 *	4,210,000	4,204,370
Yale University
1.890%, 02/04/2020 *	12,490,000	12,469,988
1.940%, 01/15/2020 *	6,705,000	6,700,670
		47,639,399

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Managed Volatility Growth Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency - 0.3%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	$3,627,000	$3,627,000
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	12,195,000	12,195,000
Federal Home Loan Mortgage Corp. Discount Note 1.050%, 01/02/2020 *	13,141,000	13,141,000
		28,963,000
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (D)	1,579,378	1,579,378
TOTAL SHORT-TERM INVESTMENTS (Cost $81,817,041)		$81,776,777
Total Investments (Managed Volatility Growth Portfolio) (Cost $7,781,077,422) - 99.5%		$8,520,998,748
Other assets and liabilities, net - 0.5%		39,084,696
TOTAL NET ASSETS - 100.0%		$8,560,083,444
Managed Volatility Growth Portfolio (continued)
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
LIBOR	London Interbank Offered Rate
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Non-income producing.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro FX Futures	345	Long	Mar 2020	$48,120,771	$48,653,625	$532,854
Euro STOXX 50 Index Futures	1,151	Long	Mar 2020	47,216,377	48,144,248	927,871
FTSE 100 Index Futures	207	Long	Mar 2020	19,598,186	20,561,670	963,484
Japanese Yen Currency Futures	209	Long	Mar 2020	24,208,830	24,153,869	(54,961)
MSCI Emerging Markets Index Futures	1,370	Long	Mar 2020	72,140,946	76,733,700	4,592,754
Nikkei 225 Index Futures	115	Long	Mar 2020	24,714,442	24,808,798	94,356
Pound Sterling Currency Futures	250	Long	Mar 2020	20,641,915	20,768,750	126,835
Russell 2000 E-Mini Index Futures	235	Long	Mar 2020	19,185,910	19,629,550	443,640
S&P 500 Index E-Mini Futures	1,881	Long	Mar 2020	295,030,280	303,757,988	8,727,708
S&P Mid 400 Index E-Mini Futures	314	Long	Mar 2020	63,299,725	64,834,720	1,534,995
						$17,889,536
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Managed Volatility Balanced Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 97.8%
Equity - 49.6%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	7,929,667	$273,335,639
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	17,615,804	203,286,380
Equity Income, Series NAV, JHVIT (T. Rowe Price)	17,979,822	274,551,879
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	6,105,632	319,202,424
Mid Cap Stock, Series NAV, JHVIT (Wellington)	3,912,505	71,872,719
Mid Value, Series NAV, JHVIT (T. Rowe Price)	7,522,370	72,289,978
Multifactor Developed International ETF, JHETF (DFA)	4,036,576	119,482,650
Multifactor Emerging Markets ETF, JHETF (DFA)	3,256,538	86,878,572
Multifactor Large Cap ETF, JHETF (DFA)	4,007,600	165,193,272
Multifactor Mid Cap ETF, JHETF (DFA)	2,842,104	111,296,793
Multifactor Small Cap ETF, JHETF (DFA)	3,100,970	86,268,985
Managed Volatility Balanced Portfolio (continued)
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) (continued)
Equity (continued)
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	2,260,355	$38,019,173
Small Cap Value, Series NAV, JHVIT (Wellington)	2,106,915	38,177,292
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	73,830,650	1,498,762,188
		3,358,617,944
Fixed income - 48.2%
Bond, Class NAV, JHSB (MIM US) (B)	52,010,780	838,413,777
Core Bond, Series NAV, JHVIT (Wells Capital)	21,822,976	291,118,496
Select Bond, Series NAV, JHVIT (MIM US) (B)	155,063,136	2,136,770,019
		3,266,302,292
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $6,202,781,801)		$6,624,920,236

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Managed Volatility Balanced Portfolio (continued)
	Shares or Principal Amount	Value
UNAFFILIATED INVESTMENT COMPANIES - 0.7%
Equity - 0.7%
Fidelity 500 Index Fund	415,247	$46,516,024
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $41,378,646)		$46,516,024
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.0%
U.S. Government Agency - 0.0%
Federal Agricultural Mortgage Corp. 1.900%, 08/20/2020	$2,500,000	2,500,251
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,500,000)		$2,500,251
SHORT-TERM INVESTMENTS - 1.0%
Certificate of deposit - 0.1%
Wells Fargo Bank NA (3 month LIBOR + 0.230%) 2.319%, 01/03/2020 *	3,175,000	3,175,000
Commercial paper - 0.7%
Salt River Project Agricultural Improvement & Power District
1.950%, 01/16/2020 *	12,300,000	12,289,846
2.070%, 01/15/2020 *	5,930,000	5,888,742
State of California 1.920%, 01/06/2020	7,195,000	7,195,000
University of Chicago 1.660%, 01/15/2020 *	3,710,000	3,705,039
Yale University
1.890%, 02/04/2020 *	13,805,000	13,782,881
1.940%, 01/15/2020 *	5,900,000	5,896,190
		48,757,698
U.S. Government Agency - 0.2%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	1,700,000	1,700,000
Managed Volatility Balanced Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency (continued)
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	$5,715,000	$5,715,000
Federal Home Loan Mortgage Corp. Discount Note 1.050%, 01/02/2020 *	6,159,000	6,159,000
		13,574,000
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (D)	951,528	951,528
TOTAL SHORT-TERM INVESTMENTS (Cost $66,493,899)		$66,458,226
Total Investments (Managed Volatility Balanced Portfolio) (Cost $6,313,154,346) - 99.5%		$6,740,394,737
Other assets and liabilities, net - 0.5%		33,491,695
TOTAL NET ASSETS - 100.0%		$6,773,886,432
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
LIBOR	London Interbank Offered Rate
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Non-income producing.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro FX Futures	195	Long	Mar 2020	$27,190,892	$27,499,875	$308,983
Euro STOXX 50 Index Futures	658	Long	Mar 2020	26,992,508	27,522,950	530,442
FTSE 100 Index Futures	114	Long	Mar 2020	10,793,204	11,323,818	530,614
Japanese Yen Currency Futures	122	Long	Mar 2020	14,131,470	14,099,388	(32,082)
MSCI Emerging Markets Index Futures	723	Long	Mar 2020	38,071,463	40,495,230	2,423,767
Nikkei 225 Index Futures	64	Long	Mar 2020	13,754,125	13,806,637	52,512
Pound Sterling Currency Futures	136	Long	Mar 2020	11,232,304	11,298,200	65,896
Russell 2000 E-Mini Index Futures	138	Long	Mar 2020	11,266,619	11,527,140	260,521
S&P 500 Index E-Mini Futures	1,225	Long	Mar 2020	192,138,274	197,822,188	5,683,914
S&P Mid 400 Index E-Mini Futures	187	Long	Mar 2020	37,697,607	38,611,760	914,153
						$10,738,720
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Managed Volatility Moderate Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 97.7%
Equity - 39.3%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	2,008,807	$69,243,569
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	3,221,720	37,178,650
Equity Income, Series NAV, JHVIT (T. Rowe Price)	4,548,206	69,451,100
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	1,456,401	76,140,670
Mid Cap Stock, Series NAV, JHVIT (Wellington)	1,031,481	18,948,306
Mid Value, Series NAV, JHVIT (T. Rowe Price)	1,980,265	19,030,342
Multifactor Developed International ETF, JHETF (DFA)	598,579	17,717,938
Multifactor Emerging Markets ETF, JHETF (DFA)	599,145	15,984,110
Multifactor Large Cap ETF, JHETF (DFA)	957,092	39,451,332
Multifactor Mid Cap ETF, JHETF (DFA)	367,870	14,405,789
Multifactor Small Cap ETF, JHETF (DFA)	424,824	11,818,604
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	527,664	8,875,311
Small Cap Value, Series NAV, JHVIT (Wellington)	491,035	8,897,554
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	17,148,016	348,104,722
		755,247,997
Fixed income - 58.4%
Bond, Class NAV, JHSB (MIM US) (B)	17,886,050	288,323,130
Core Bond, Series NAV, JHVIT (Wells Capital)	7,497,578	100,017,684
Select Bond, Series NAV, JHVIT (MIM US) (B)	53,364,181	735,358,416
		1,123,699,230
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,789,618,721)		$1,878,947,227
UNAFFILIATED INVESTMENT COMPANIES - 0.9%
Equity - 0.9%
Fidelity 500 Index Fund	150,358	16,843,069
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $14,983,459)		$16,843,069
SHORT-TERM INVESTMENTS - 0.9%
Certificate of deposit - 0.0%
Wells Fargo Bank NA (3 month LIBOR + 0.230%) 2.319%, 01/03/2020 *	$835,000	835,000
Commercial paper - 0.6%
Salt River Project Agricultural Improvement & Power District
1.950%, 01/16/2020 *	3,050,000	3,047,482
Managed Volatility Moderate Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Commercial paper (continued)
Salt River Project Agricultural Improvement & Power District (continued)
2.070%, 01/15/2020 *	$1,540,000	$1,529,285
State of California 1.920%, 01/06/2020 *	1,785,000	1,785,000
University of Chicago 1.660%, 01/15/2020 *	980,000	978,690
Yale University
1.890%, 02/04/2020 *	3,425,000	3,419,512
1.940%, 01/15/2020 *	1,530,000	1,529,012
		12,288,981
U.S. Government Agency - 0.3%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	652,000	652,000
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	2,193,000	2,193,000
Federal Home Loan Mortgage Corp. Discount Note 1.050%, 01/02/2020 *	2,365,000	2,365,000
		5,210,000
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (D)	322,749	322,749
TOTAL SHORT-TERM INVESTMENTS (Cost $18,665,980)		$18,656,730
Total Investments (Managed Volatility Moderate Portfolio) (Cost $1,823,268,160) - 99.5%		$1,914,447,026
Other assets and liabilities, net - 0.5%		8,734,962
TOTAL NET ASSETS - 100.0%		$1,923,181,988
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
LIBOR	London Interbank Offered Rate
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Non-income producing.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro FX Futures	45	Long	Mar 2020	$6,274,821	$6,346,125	$71,304
Euro STOXX 50 Index Futures	152	Long	Mar 2020	6,235,351	6,357,885	122,534
FTSE 100 Index Futures	25	Long	Mar 2020	2,366,930	2,483,293	116,363
Japanese Yen Currency Futures	27	Long	Mar 2020	3,127,456	3,120,356	(7,100)
MSCI Emerging Markets Index Futures	149	Long	Mar 2020	7,845,986	8,345,490	499,504
Nikkei 225 Index Futures	14	Long	Mar 2020	3,008,716	3,020,202	11,486
Pound Sterling Currency Futures	30	Long	Mar 2020	2,477,714	2,492,250	14,536
Russell 2000 E-Mini Index Futures	31	Long	Mar 2020	2,530,907	2,589,430	58,523
S&P 500 Index E-Mini Futures	310	Long	Mar 2020	48,622,747	50,061,125	1,438,378
The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Managed Volatility Moderate Portfolio (continued)
FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P Mid 400 Index E-Mini Futures	41	Long	Mar 2020	$8,265,251	$8,465,680	$200,429
						$2,525,957
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Managed Volatility Conservative Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 98.5%
Equity - 19.5%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	654,423	$22,557,952
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	929,280	10,723,887
Equity Income, Series NAV, JHVIT (T. Rowe Price)	1,480,182	22,602,382
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	425,387	22,239,215
Multifactor Developed International ETF, JHETF (DFA)	16,913	500,625
Multifactor Emerging Markets ETF, JHETF (DFA)	167,886	4,478,896
Multifactor Large Cap ETF, JHETF (DFA)	279,353	11,514,931
Multifactor Mid Cap ETF, JHETF (DFA)	357,942	14,017,009
Multifactor Small Cap ETF, JHETF (DFA)	306,724	8,533,062
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	4,898,536	99,440,287
		216,608,246
Fixed income - 79.0%
Bond, Class NAV, JHSB (MIM US) (B)	13,966,105	225,133,616
Core Bond, Series NAV, JHVIT (Wells Capital)	5,850,513	78,045,847
Select Bond, Series NAV, JHVIT (MIM US) (B)	41,619,836	573,521,345
		876,700,808
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,054,913,481)		$1,093,309,054
UNAFFILIATED INVESTMENT COMPANIES - 0.4%
Equity - 0.4%
Fidelity 500 Index Fund	45,013	5,042,402
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $4,485,641)		$5,042,402
SHORT-TERM INVESTMENTS - 0.9%
Certificate of deposit - 0.1%
Wells Fargo Bank NA (3 month LIBOR + 0.230%) 2.319%, 01/03/2020 *	$395,000	395,000
Commercial paper - 0.6%
Salt River Project Agricultural Improvement & Power District
1.950%, 01/16/2020 *	1,720,000	1,718,580
2.070%, 01/15/2020 *	855,000	849,051
Managed Volatility Conservative Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Commercial paper (continued)
State of California 1.920%, 01/06/2020 *	$1,005,000	$1,005,000
University of Chicago 1.660%, 01/15/2020 *	450,000	449,398
Yale University
1.890%, 02/04/2020 *	1,930,000	1,926,908
1.940%, 01/15/2020 *	865,000	864,441
		6,813,378
U.S. Government Agency - 0.2%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	239,000	239,000
Federal Home Loan Bank Discount Note 1.153%, 01/02/2020 *	805,000	805,000
Federal Home Loan Mortgage Corp. Discount Note 1.056%, 01/02/2020 *	868,000	868,000
		1,912,000
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (C)	152,979	152,979
TOTAL SHORT-TERM INVESTMENTS (Cost $9,278,453)		$9,273,357
Total Investments (Managed Volatility Conservative Portfolio) (Cost $1,068,677,575) - 99.8%		$1,107,624,813
Other assets and liabilities, net - 0.2%		2,726,768
TOTAL NET ASSETS - 100.0%		$1,110,351,581
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
LIBOR	London Interbank Offered Rate
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro FX Futures	11	Long	Mar 2020	$1,533,845	$1,551,275	$17,430
The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Managed Volatility Conservative Portfolio (continued)
FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro STOXX 50 Index Futures	40	Long	Mar 2020	$1,640,882	$1,673,128	$32,246
FTSE 100 Index Futures	6	Long	Mar 2020	568,063	595,990	27,927
Japanese Yen Currency Futures	6	Long	Mar 2020	694,991	693,413	(1,578)
MSCI Emerging Markets Index Futures	45	Long	Mar 2020	2,376,092	2,520,450	144,358
Nikkei 225 Index Futures	3	Long	Mar 2020	644,725	647,186	2,461
Pound Sterling Currency Futures	7	Long	Mar 2020	578,133	581,525	3,392
Russell 2000 E-Mini Index Futures	7	Long	Mar 2020	573,446	584,710	11,264
S&P 500 Index E-Mini Futures	104	Long	Mar 2020	16,349,201	16,794,700	445,499
S&P Mid 400 Index E-Mini Futures	14	Long	Mar 2020	2,827,351	2,890,720	63,369
						$746,368
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Investment companies
Subadvisors of Affiliated Underlying Funds
Dimensional Fund Advisors, LP	(DFA)
Manulife Investment Management (US) LLC	(MIM US)
Redwood Investments, LLC	(Redwood)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2019

Assets	Managed Volatility Aggressive Portfolio	Managed Volatility Growth Portfolio	Managed Volatility Balanced Portfolio	Managed Volatility Moderate Portfolio	Managed Volatility Conservative Portfolio
Unaffiliated investments, at value	$46,070,794	$144,276,261	$115,474,501	$35,499,799	$14,315,759
Affiliated investments, at value	336,373,480	8,376,722,487	6,624,920,236	1,878,947,227	1,093,309,054
Total investments, at value	382,444,274	8,520,998,748	6,740,394,737	1,914,447,026	1,107,624,813
Receivable for futures variation margin	—	117,065	111,106	33,684	21,329
Foreign currency, at value	220,975	12,219,386	12,826,986	2,833,203	726,809
Collateral held at broker for futures contracts	—	26,750,000	20,650,000	5,900,000	2,000,000
Dividends and interest receivable	41,686	2,003,786	2,500,342	837,137	646,025
Receivable for fund shares sold	1,583	28,623	54,301,634	35,867	18,699
Receivable for investments sold	674,666	6,184,041	1,914,338	1,203,082	509,138
Receivable from affiliates	677	9,534	5,246	2,201	1,363
Other assets	1,427	1,762	2,293	1,513	1,479
Total assets	383,385,288	8,568,312,945	6,832,706,682	1,925,293,713	1,111,549,655
Liabilities
Payable for investments purchased	669,577	1,710,531	2,352,203	809,105	634,347
Payable for fund shares repurchased	748,058	5,943,365	55,989,319	1,160,057	474,968
Payable to affiliates
Accounting and legal services fees	19,067	431,130	339,404	96,155	55,560
Trustees' fees	543	11,426	9,070	2,674	1,574
Other liabilities and accrued expenses	21,905	133,049	130,254	43,734	31,625
Total liabilities	1,459,150	8,229,501	58,820,250	2,111,725	1,198,074
Net assets	$381,926,138	$8,560,083,444	$6,773,886,432	$1,923,181,988	$1,110,351,581
Net assets consist of
Paid-in capital	$353,760,926	$7,408,367,622	$6,052,382,723	$1,757,149,219	$1,061,660,459
Total distributable earnings (loss)	28,165,212	1,151,715,822	721,503,709	166,032,769	48,691,122
Net assets	$381,926,138	$8,560,083,444	$6,773,886,432	$1,923,181,988	$1,110,351,581
Unaffiliated investments, including repurchase agreements, at cost	$40,838,167	$139,187,451	$110,372,545	$33,649,439	$13,764,094
Affiliated investments, at cost	$315,342,158	$7,641,889,971	$6,202,781,801	$1,789,618,721	$1,054,913,481
Foreign currency, at cost	$216,259	$12,122,351	$12,704,754	$2,805,799	$719,539
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$68,258,489	$626,887,632	$555,945,756	$234,485,434	$165,541,880
Shares outstanding	6,383,174	47,221,600	44,780,867	19,632,382	14,087,413
Net asset value, offering price and redemption price per share	$10.69	$13.28	$12.41	$11.94	$11.75
Series II
Net assets	$70,459,385	$7,115,867,822	$4,956,733,735	$1,551,754,706	$888,438,921
Shares outstanding	6,611,972	537,992,109	402,041,399	130,902,920	76,216,513
Net asset value, offering price and redemption price per share	$10.66	$13.23	$12.33	$11.85	$11.66
Series NAV
Net assets	$243,208,264	$817,327,990	$1,261,206,941	$136,941,848	$56,370,780
Shares outstanding	22,734,148	61,469,986	101,295,322	11,453,149	4,784,626
Net asset value, offering price and redemption price per share	$10.70	$13.30	$12.45	$11.96	$11.78
The accompanying notes are an integral part of the financial statements.
18

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2019

Investment income	Managed Volatility Aggressive Portfolio	Managed Volatility Growth Portfolio	Managed Volatility Balanced Portfolio	Managed Volatility Moderate Portfolio	Managed Volatility Conservative Portfolio
Income distributions received from affiliated investments	$4,742,724	$163,858,305	$146,519,362	$43,981,669	$28,800,966
Dividends	1,261,284	1,826,035	730,427	262,927	78,463
Interest	108,315	2,174,996	1,650,433	423,518	236,642
Securities lending	—	4,619	639	—	—
Less foreign taxes withheld	(3,469)	—	—	(279)	(1,541)
Total investment income	6,108,854	167,863,955	148,900,861	44,667,835	29,114,530
Expenses
Investment management fees	970,861	16,009,640	11,976,124	3,195,567	1,893,518
Distribution and service fees	207,386	18,112,698	12,786,839	4,054,607	2,360,744
Accounting and legal services fees	71,460	1,662,231	1,314,994	375,943	217,862
Trustees' fees	7,409	170,170	135,228	39,057	22,756
Custodian fees	27,750	30,105	30,114	30,105	30,105
Printing and postage	19,491	198,542	185,315	57,043	38,262
Professional fees	30,608	174,261	143,512	58,099	43,834
Other	12,257	136,321	107,823	33,229	20,038
Total expenses	1,347,222	36,493,968	26,679,949	7,843,650	4,627,119
Less expense reductions	(665,101)	(11,490,781)	(8,287,961)	(2,212,005)	(1,284,324)
Net expenses	682,121	25,003,187	18,391,988	5,631,645	3,342,795
Net investment income	5,426,733	142,860,768	130,508,873	39,036,190	25,771,735
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	167,954	257,107	198,383	65,676	27,495
Affiliated investments	826,672	286,413,134	147,703,510	31,230,588	3,977,301
Capital gain distributions received from affiliated investments	16,065,854	273,749,835	163,647,951	41,067,128	11,743,046
Futures contracts	(13,599,715)	(149,974,376)	(20,648,492)	2,139,109	4,814,954
	3,460,765	410,445,700	290,901,352	74,502,501	20,562,796
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	6,359,712	5,508,465	5,136,092	1,856,944	554,950
Affiliated investments	54,930,218	930,120,741	661,975,852	176,750,706	91,891,282
Futures contracts	(2,038,323)	10,885,253	17,157,112	4,205,559	1,254,992
	59,251,607	946,514,459	684,269,056	182,813,209	93,701,224
Net realized and unrealized gain (loss)	62,712,372	1,356,960,159	975,170,408	257,315,710	114,264,020
Increase in net assets from operations	$68,139,105	$1,499,820,927	$1,105,679,281	$296,351,900	$140,035,755
The accompanying notes are an integral part of the financial statements.
19

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Managed Volatility Aggressive Portfolio		Managed Volatility Growth Portfolio		Managed Volatility Balanced Portfolio
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$5,426,733	$4,938,188	$142,860,768	$141,139,259	$130,508,873	$133,449,986
Net realized gain (loss)	3,460,765	42,234,472	410,445,700	703,880,647	290,901,352	346,789,623
Change in net unrealized appreciation (depreciation)	59,251,607	(77,752,290)	946,514,459	(1,428,531,895)	684,269,056	(827,264,807)
Increase (decrease) in net assets resulting from operations	68,139,105	(30,579,630)	1,499,820,927	(583,511,989)	1,105,679,281	(347,025,198)
Distributions to shareholders
From earnings
Series I	(7,398,444)	(6,177,521)	(55,357,423)	(69,460,708)	(34,805,144)	(52,672,911)
Series II	(7,601,668)	(6,521,545)	(625,007,890)	(803,573,343)	(309,386,737)	(479,950,793)
Series NAV	(25,936,239)	(19,762,278)	(70,370,701)	(80,768,406)	(78,418,788)	(110,486,680)
Total distributions	(40,936,351)	(32,461,344)	(750,736,014)	(953,802,457)	(422,610,669)	(643,110,384)
From portfolio share transactions
Portfolio share transactions	16,837,084	6,258,853	(413,421,389)	(257,302,748)	(473,584,428)	(344,440,696)
Total increase (decrease)	44,039,838	(56,782,121)	335,663,524	(1,794,617,194)	209,484,184	(1,334,576,278)
Net assets
Beginning of year	337,886,300	394,668,421	8,224,419,920	10,019,037,114	6,564,402,248	7,898,978,526
End of year	$381,926,138	$337,886,300	$8,560,083,444	$8,224,419,920	$6,773,886,432	$6,564,402,248
	Managed Volatility Moderate Portfolio		Managed Volatility Conservative Portfolio
Increase (decrease) in net assets	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
From operations
Net investment income	$39,036,190	$41,325,209	$25,771,735	$27,453,988
Net realized gain (loss)	74,502,501	79,991,495	20,562,796	(2,915,627)
Change in net unrealized appreciation (depreciation)	182,813,209	(203,464,750)	93,701,224	(53,017,460)
Increase (decrease) in net assets resulting from operations	296,351,900	(82,148,046)	140,035,755	(28,479,099)
Distributions to shareholders
From earnings
Series I	(13,226,061)	(21,235,073)	(3,869,345)	(9,014,097)
Series II	(86,828,055)	(143,126,720)	(19,273,771)	(51,803,196)
Series NAV	(7,702,872)	(10,849,774)	(1,336,226)	(2,926,731)
Total distributions	(107,756,988)	(175,211,567)	(24,479,342)	(63,744,024)
From portfolio share transactions
Portfolio share transactions	(171,516,416)	(126,917,214)	(119,936,090)	(146,640,310)
Total increase (decrease)	17,078,496	(384,276,827)	(4,379,677)	(238,863,433)
Net assets
Beginning of year	1,906,103,492	2,290,380,319	1,114,731,258	1,353,594,691
End of year	$1,923,181,988	$1,906,103,492	$1,110,351,581	$1,114,731,258
The accompanying notes are an integral part of the financial statements.
20

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Aggressive Portfolio
Series I
12-31-2019	9.97	0.16	1.80	1.96	(0.13)	(1.11)	(1.24)	10.69	20.78	0.36	0.18	1.46	68	15
12-31-2018	11.90	0.15	(1.07)	(0.92)	(0.14)	(0.87)	(1.01)	9.97	(8.46)	0.18	0.10	1.26	64	58
12-31-2017	9.85	0.13	2.11	2.24	(0.13)	(0.06)	(0.19)	11.90	22.82	0.16	0.09	1.15	80	15
12-31-2016	9.91	0.14	0.05	0.19	(0.14)	(0.11)	(0.25)	9.85	1.95	0.15	0.10	1.40	76	55
12-31-2015	10.75	0.12	(0.75)	(0.63)	(0.12)	(0.09)	(0.21)	9.91	(5.85)	0.13	0.10	1.09	83	16
Series II
12-31-2019	9.94	0.13	1.81	1.94	(0.11)	(1.11)	(1.22)	10.66	20.63	0.56	0.38	1.26	70	15
12-31-2018	11.86	0.12	(1.05)	(0.93)	(0.12)	(0.87)	(0.99)	9.94	(8.61)	0.38	0.30	1.04	67	58
12-31-2017	9.82	0.10	2.12	2.22	(0.12)	(0.06)	(0.18)	11.86	22.56	0.36	0.29	0.94	88	15
12-31-2016	9.89	0.11	0.05	0.16	(0.12)	(0.11)	(0.23)	9.82	1.66	0.35	0.30	1.17	87	55
12-31-2015	10.73	0.09	(0.74)	(0.65)	(0.10)	(0.09)	(0.19)	9.89	(6.05)	0.33	0.30	0.86	102	16
Series NAV
12-31-2019	9.98	0.17	1.80	1.97	(0.14)	(1.11)	(1.25)	10.70	20.82	0.31	0.13	1.57	243	15
12-31-2018	11.90	0.16	(1.06)	(0.90)	(0.15)	(0.87)	(1.02)	9.98	(8.32)	0.13	0.05	1.37	207	58
12-31-2017	9.85	0.14	2.11	2.25	(0.14)	(0.06)	(0.20)	11.90	22.88	0.11	0.04	1.25	227	15
12-31-2016	9.91	0.14	0.06	0.20	(0.15)	(0.11)	(0.26)	9.85	1.90	0.10	0.05	1.46	194	55
12-31-2015	10.76	0.13	(0.76)	(0.63)	(0.13)	(0.09)	(0.22)	9.91	(5.79)	0.08	0.05	1.21	201	16
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Managed Volatility Growth Portfolio
Series I
12-31-2019	12.20	0.24	2.06	2.30	(0.21)	(1.01)	(1.22)	13.28	19.56	0.27	0.13	1.85	627	8
12-31-2018	14.55	0.24	(1.08)	(0.84)	(0.23)	(1.28)	(1.51)	12.20	(6.54)	0.15	0.10	1.67	591	37
12-31-2017	12.99	0.23	2.14	2.37	(0.24)	(0.57)	(0.81)	14.55	18.59	0.13	0.09	1.67	709	9
12-31-2016	13.17	0.22	0.23	0.45	(0.23)	(0.40)	(0.63)	12.99	3.34	0.12	0.10	1.72	676	26
12-31-2015	14.13	0.23	(0.88)	(0.65)	(0.24)	(0.07)	(0.31)	13.17	(4.53)	0.12	0.10	1.66	722	9
Series II
12-31-2019	12.16	0.21	2.06	2.27	(0.19)	(1.01)	(1.20)	13.23	19.32	0.47	0.33	1.64	7,116	8
12-31-2018	14.51	0.21	(1.07)	(0.86)	(0.21)	(1.28)	(1.49)	12.16	(6.70)	0.35	0.30	1.45	6,931	37
12-31-2017	12.95	0.20	2.14	2.34	(0.21)	(0.57)	(0.78)	14.51	18.35	0.33	0.29	1.46	8,532	9
12-31-2016	13.14	0.19	0.22	0.41	(0.20)	(0.40)	(0.60)	12.95	3.15	0.32	0.30	1.49	8,177	26
12-31-2015	14.10	0.20	(0.88)	(0.68)	(0.21)	(0.07)	(0.28)	13.14	(4.81)	0.32	0.30	1.43	9,102	9
Series NAV
12-31-2019	12.21	0.26	2.06	2.32	(0.22)	(1.01)	(1.23)	13.30	19.68	0.22	0.08	1.95	817	8
12-31-2018	14.57	0.25	(1.09)	(0.84)	(0.24)	(1.28)	(1.52)	12.21	(6.55)	0.10	0.05	1.76	703	37
12-31-2017	13.00	0.25	2.14	2.39	(0.25)	(0.57)	(0.82)	14.57	18.71	0.08	0.04	1.77	778	9
12-31-2016	13.19	0.24	0.21	0.45	(0.24)	(0.40)	(0.64)	13.00	3.38	0.07	0.05	1.81	677	26
12-31-2015	14.15	0.25	(0.89)	(0.64)	(0.25)	(0.07)	(0.32)	13.19	(4.55)	0.07	0.05	1.79	673	9
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.
21

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Balanced Portfolio
Series I
12-31-2019	11.23	0.25	1.73	1.98	(0.23)	(0.57)	(0.80)	12.41	17.92	0.26	0.13	2.07	556	8
12-31-2018	12.96	0.25	(0.82)	(0.57)	(0.25)	(0.91)	(1.16)	11.23	(4.89)	0.15	0.10	1.95	531	36
12-31-2017	12.05	0.24	1.44	1.68	(0.25)	(0.52)	(0.77)	12.96	14.13	0.13	0.09	1.91	642	7
12-31-2016	12.24	0.24	0.35	0.59	(0.25)	(0.53)	(0.78)	12.05	4.79	0.12	0.09	1.97	629	17
12-31-2015	13.87	0.27	(0.58)	(0.31)	(0.27)	(1.05)	(1.32)	12.24	(2.25)	0.12	0.09	1.97	671	9
Series II
12-31-2019	11.16	0.22	1.72	1.94	(0.20)	(0.57)	(0.77)	12.33	17.73	0.46	0.33	1.86	4,957	8
12-31-2018	12.89	0.22	(0.82)	(0.60)	(0.22)	(0.91)	(1.13)	11.16	(5.04)	0.35	0.30	1.73	4,900	36
12-31-2017	11.99	0.21	1.43	1.64	(0.22)	(0.52)	(0.74)	12.89	13.82	0.33	0.29	1.68	5,985	7
12-31-2016	12.18	0.21	0.35	0.56	(0.22)	(0.53)	(0.75)	11.99	4.61	0.32	0.29	1.75	6,054	17
12-31-2015	13.80	0.24	(0.57)	(0.33)	(0.24)	(1.05)	(1.29)	12.18	(2.39)	0.32	0.29	1.74	6,646	9
Series NAV
12-31-2019	11.26	0.26	1.73	1.99	(0.23)	(0.57)	(0.80)	12.45	18.02	0.21	0.08	2.16	1,261	8
12-31-2018	12.99	0.26	(0.83)	(0.57)	(0.25)	(0.91)	(1.16)	11.26	(4.82)	0.10	0.05	2.04	1,133	36
12-31-2017	12.08	0.25	1.44	1.69	(0.26)	(0.52)	(0.78)	12.99	14.15	0.08	0.04	1.99	1,272	7
12-31-2016	12.26	0.25	0.35	0.60	(0.25)	(0.53)	(0.78)	12.08	4.92	0.07	0.04	2.06	1,183	17
12-31-2015	13.89	0.28	(0.58)	(0.30)	(0.28)	(1.05)	(1.33)	12.26	(2.20)	0.07	0.04	2.06	1,192	9
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Managed Volatility Moderate Portfolio
Series I
12-31-2019	10.84	0.26	1.53	1.79	(0.24)	(0.45)	(0.69)	11.94	16.72	0.25	0.13	2.18	234	8
12-31-2018	12.33	0.26	(0.71)	(0.45)	(0.26)	(0.78)	(1.04)	10.84	(3.99)	0.14	0.09	2.12	230	35
12-31-2017	11.65	0.25	1.12	1.37	(0.26)	(0.43)	(0.69)	12.33	11.88	0.13	0.09	2.05	266	9
12-31-2016	11.72	0.25	0.38	0.63	(0.25)	(0.45)	(0.70)	11.65	5.29	0.12	0.09	2.07	259	13
12-31-2015	13.30	0.28	(0.41)	(0.13)	(0.27)	(1.18)	(1.45)	11.72	(0.91)	0.12	0.09	2.14	257	10
Series II
12-31-2019	10.77	0.23	1.52	1.75	(0.22)	(0.45)	(0.67)	11.85	16.43	0.45	0.33	1.97	1,552	8
12-31-2018	12.25	0.23	(0.69)	(0.46)	(0.24)	(0.78)	(1.02)	10.77	(4.12)	0.34	0.29	1.89	1,557	35
12-31-2017	11.58	0.22	1.11	1.33	(0.23)	(0.43)	(0.66)	12.25	11.65	0.33	0.29	1.80	1,891	9
12-31-2016	11.65	0.22	0.38	0.60	(0.22)	(0.45)	(0.67)	11.58	5.12	0.32	0.29	1.83	1,966	13
12-31-2015	13.23	0.24	(0.39)	(0.15)	(0.25)	(1.18)	(1.43)	11.65	(1.12)	0.32	0.29	1.88	2,131	10
Series NAV
12-31-2019	10.85	0.27	1.54	1.81	(0.25)	(0.45)	(0.70)	11.96	16.85	0.20	0.08	2.29	137	8
12-31-2018	12.34	0.26	(0.70)	(0.44)	(0.27)	(0.78)	(1.05)	10.85	(3.94)	0.09	0.04	2.15	119	35
12-31-2017	11.65	0.26	1.12	1.38	(0.26)	(0.43)	(0.69)	12.34	12.02	0.08	0.04	2.11	134	9
12-31-2016	11.73	0.26	0.36	0.62	(0.25)	(0.45)	(0.70)	11.65	5.25	0.07	0.04	2.15	116	13
12-31-2015	13.31	0.29	(0.41)	(0.12)	(0.28)	(1.18)	(1.46)	11.73	(0.86)	0.07	0.04	2.20	112	10
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.
22

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Conservative Portfolio
Series I
12-31-2019	10.61	0.29	1.13	1.42	(0.26)	(0.02)	(0.28)	11.75	13.38	0.25	0.14	2.50	166	8
12-31-2018	11.48	0.27	(0.51)	(0.24)	(0.28)	(0.35)	(0.63)	10.61	(2.18)	0.15	0.09	2.43	155	34
12-31-2017	11.12	0.26	0.60	0.86	(0.27)	(0.23)	(0.50)	11.48	7.82	0.13	0.08	2.26	177	8
12-31-2016	11.14	0.27	0.24	0.51	(0.27)	(0.26)	(0.53)	11.12	4.58	0.12	0.09	2.38	188	11
12-31-2015	12.12	0.29	(0.29)	—	(0.28)	(0.70)	(0.98)	11.14	0.05	0.12	0.09	2.42	180	11
Series II
12-31-2019	10.53	0.25	1.14	1.39	(0.24)	(0.02)	(0.26)	11.66	13.18	0.45	0.34	2.23	888	8
12-31-2018	11.40	0.25	(0.52)	(0.27)	(0.25)	(0.35)	(0.60)	10.53	(2.39)	0.35	0.29	2.19	908	34
12-31-2017	11.04	0.23	0.61	0.84	(0.25)	(0.23)	(0.48)	11.40	7.67	0.33	0.28	2.03	1,112	8
12-31-2016	11.07	0.24	0.24	0.48	(0.25)	(0.26)	(0.51)	11.04	4.31	0.32	0.29	2.10	1,236	11
12-31-2015	12.05	0.25	(0.27)	(0.02)	(0.26)	(0.70)	(0.96)	11.07	(0.15)	0.32	0.29	2.13	1,344	11
Series NAV
12-31-2019	10.64	0.29	1.14	1.43	(0.27)	(0.02)	(0.29)	11.78	13.50	0.20	0.09	2.55	56	8
12-31-2018	11.51	0.27	(0.51)	(0.24)	(0.28)	(0.35)	(0.63)	10.64	(2.21)	0.10	0.04	2.42	51	34
12-31-2017	11.14	0.32	0.56	0.88	(0.28)	(0.23)	(0.51)	11.51	7.94	0.08	0.03	2.73	64	8
12-31-2016	11.17	0.28	0.23	0.51	(0.28)	(0.26)	(0.54)	11.14	4.53	0.07	0.04	2.42	50	11
12-31-2015	12.14	0.30	(0.28)	0.02	(0.29)	(0.70)	(0.99)	11.17	0.18	0.07	0.04	2.45	48	11
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.
23

John Hancock Variable Insurance Trust
Notes to financial statements

1.  Organization
John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (collectively, Managed Volatility Portfolios, or the portfolios and individually, the portfolio), five of which are presented in this report. The portfolios operate as “funds of funds” investing in affiliated underlying funds of the Trust, other funds in John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares: Series I, Series II, and Series NAV. The shares currently offered by each portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Variable Trust Advisers LLC (the Advisor). Prior to June 28, 2019, the Advisor was known as John Hancock Investment Management Services, LLC. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.
The investment objectives of portfolios are as follows:
Managed Volatility Aggressive Portfolio
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth Portfolio
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced Portfolio
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate Portfolio
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative Portfolio
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds' shareholder reports are also available without charge by calling 800-344-1029 or visiting jhannuities.com. The underlying funds are not covered by this report.
2.  Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments in affiliated underlying funds and/or other open-end management investment companies, other than exchange-traded funds (ETFs), are valued at their respective NAVs each business day. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
24

Significant accounting policies, continued

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of December 31, 2019, by major security category or type:
	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Volatility Aggressive Portfolio
Investments in securities:
Assets
Affiliated investment companies	$336,373,480	$336,373,480	—	—
Unaffiliated investment companies	43,185,794	43,185,794	—	—
Short-term investments	2,885,000	774,201	$2,110,799	—
Total investments in securities	$382,444,274	$380,333,475	$2,110,799	—

Managed Volatility Growth Portfolio
Investments in securities:
Assets
Affiliated investment companies	$8,376,722,487	$8,376,722,487	—	—
Unaffiliated investment companies	62,499,484	62,499,484	—	—
Short-term investments	81,776,777	1,579,378	$80,197,399	—
Total investments in securities	$8,520,998,748	$8,440,801,349	$80,197,399	—
Derivatives:
Assets
Futures	$17,944,497	$17,850,141	$94,356	—
Liabilities
Futures	(54,961)	(54,961)	—	—

Managed Volatility Balanced Portfolio
Investments in securities:
Assets
Affiliated investment companies	$6,624,920,236	$6,624,920,236	—	—
Unaffiliated investment companies	46,516,024	46,516,024	—	—
U.S. Government and Agency obligations	2,500,251	—	$2,500,251	—
Short-term investments	66,458,226	951,528	65,506,698	—
Total investments in securities	$6,740,394,737	$6,672,387,788	$68,006,949	—
Derivatives:
Assets
Futures	$10,770,802	$10,718,290	$52,512	—
Liabilities
Futures	(32,082)	(32,082)	—	—

Managed Volatility Moderate Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,878,947,227	$1,878,947,227	—	—
Unaffiliated investment companies	16,843,069	16,843,069	—	—
Short-term investments	18,656,730	322,749	$18,333,981	—
Total investments in securities	$1,914,447,026	$1,896,113,045	$18,333,981	—
Derivatives:
Assets
25

Significant accounting policies, continued

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Volatility Moderate Portfolio (continued)
Futures	$2,533,057	$2,521,571	$11,486	—
Liabilities
Futures	(7,100)	(7,100)	—	—

Managed Volatility Conservative Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,093,309,054	$1,093,309,054	—	—
Unaffiliated investment companies	5,042,402	5,042,402	—	—
Short-term investments	9,273,357	152,979	$9,120,378	—
Total investments in securities	$1,107,624,813	$1,098,504,435	$9,120,378	—
Derivatives:
Assets
Futures	$747,946	$745,485	$2,461	—
Liabilities
Futures	(1,578)	(1,578)	—	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Income and capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations. As of December 31, 2019, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The portfolios may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
26

Significant accounting policies, continued

Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the year ended December 31, 2019, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended December 31, 2019 were as follows:
Portfolio	Commitment fee
Managed Volatility Aggressive Portfolio	$2,979
Managed Volatility Growth Portfolio	22,392
Managed Volatility Balanced Portfolio	18,307
Managed Volatility Moderate Portfolio	6,759
Managed Volatility Conservative Portfolio	4,828
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of December 31, 2019, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on December 31, 2019, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Managed Volatility Aggressive Portfolio	$359,370,611	$28,863,388	$(5,789,725)	$23,073,663
Managed Volatility Growth Portfolio	7,834,292,290	758,442,419	(53,846,425)	704,595,994
Managed Volatility Balanced Portfolio	6,361,266,683	408,561,536	(18,694,762)	389,866,774
Managed Volatility Moderate Portfolio	1,836,246,134	88,297,619	(7,570,770)	80,726,849
Managed Volatility Conservative Portfolio	1,076,883,684	31,861,372	(373,875)	31,487,497
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended December 31, 2019 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Volatility Aggressive Portfolio	$4,854,939	$36,081,412	$40,936,351
Managed Volatility Growth Portfolio	130,076,631	620,659,383	750,736,014
Managed Volatility Balanced Portfolio	121,630,821	300,979,848	422,610,669
Managed Volatility Moderate Portfolio	36,784,857	70,972,131	107,756,988
Managed Volatility Conservative Portfolio	24,479,342	—	24,479,342
The tax character of distributions for the year ended December 31, 2018 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Volatility Aggressive Portfolio	$9,583,249	$22,878,095	$32,461,344
Managed Volatility Growth Portfolio	263,762,280	690,040,177	953,802,457
Managed Volatility Balanced Portfolio	198,833,842	444,276,542	643,110,384
Managed Volatility Moderate Portfolio	55,672,805	119,538,762	175,211,567
Managed Volatility Conservative Portfolio	32,552,566	31,191,458	63,744,024
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Managed Volatility Aggressive Portfolio	$1,237,181	$3,849,652
27

Significant accounting policies, continued

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Managed Volatility Growth Portfolio	$25,078,639	$421,944,187
Managed Volatility Balanced Portfolio	23,849,270	307,677,677
Managed Volatility Moderate Portfolio	9,580,100	75,698,419
Managed Volatility Conservative Portfolio	4,209,225	12,987,162
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.
3.  Derivative instruments
The portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolios and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.
Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a portfolio is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the portfolios, if any, are identified in the Portfolios of investments. Subsequent payments, referred to as variation margin, are made or received by a portfolio periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the portfolio. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the portfolios used futures contracts during the year ended December 31, 2019. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Managed Volatility Aggressive Portfolio	To manage volatility of returns and gain exposure to foreign currency. At December 31, 2019, there were no open futures contracts.	Up to $161.4 million
Managed Volatility Growth Portfolio	To manage volatility of returns and gain exposure to foreign currency.	$597.9 million to $2.0 billion
Managed Volatility Balanced Portfolio	To manage volatility of returns and gain exposure to foreign currency.	$394 million to $640.6 million
Managed Volatility Moderate Portfolio	To manage volatility of returns and gain exposure to foreign currency.	$74.1 million to $100.5 million
Managed Volatility Conservative Portfolio	To manage volatility of returns and gain exposure to foreign currency.	$28.4 million to $32.6 million
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2019 by risk category:
Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Managed Volatility Growth Portfolio	Currency	Receivable/payable for futures variation margin	Futures [1]	$659,689	$(54,961)
	Equity	Receivable/payable for futures variation margin	Futures [1]	17,284,808	—
				$17,944,497	$(54,961)
28

Derivative instruments, continued

Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Managed Volatility Balanced Portfolio	Currency	Receivable/payable for futures variation margin	Futures [1]	$374,879	$(32,082)
	Equity	Receivable/payable for futures variation margin	Futures [1]	10,395,923	—
				$10,770,802	$(32,082)
Managed Volatility Moderate Portfolio	Currency	Receivable/payable for futures variation margin	Futures [1]	$85,840	$(7,100)
	Equity	Receivable/payable for futures variation margin	Futures [1]	2,447,217	—
				$2,533,057	$(7,100)
Managed Volatility Conservative Portfolio	Currency	Receivable/payable for futures variation margin	Futures [1]	$20,822	$(1,578)
	Equity	Receivable/payable for futures variation margin	Futures [1]	727,124	—
				$747,946	$(1,578)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in the Portfolios of investments. Only the year end variation margin is separately disclosed on the Statements of assets and liabilities.
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2019:
		Statements of operations location - Net realized gain (loss) on:
Portfolio	Risk	Futures contracts
Managed Volatility Aggressive Portfolio	Currency	$(100,350)
	Equity	(13,499,365)
	Total	$(13,599,715)
Managed Volatility Growth Portfolio	Currency	$(2,330,875)
	Equity	(147,643,501)
	Total	$(149,974,376)
Managed Volatility Balanced Portfolio	Currency	$(1,417,323)
	Equity	(19,231,169)
	Total	$(20,648,492)
Managed Volatility Moderate Portfolio	Currency	$(305,204)
	Equity	2,444,313
	Total	$2,139,109
Managed Volatility Conservative Portfolio	Currency	$(36,227)
	Equity	4,851,181
	Total	$4,814,954
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2019:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Portfolio	Risk	Futures contracts
Managed Volatility Aggressive Portfolio	Currency	$271,934
	Equity	(2,310,257)
	Total	$(2,038,323)
Managed Volatility Growth Portfolio	Currency	$3,323,457
	Equity	7,561,796
	Total	$10,885,253
Managed Volatility Balanced Portfolio	Currency	$956,929
	Equity	16,200,183
	Total	$17,157,112
Managed Volatility Moderate Portfolio	Currency	$124,422
	Equity	4,081,137
	Total	$4,205,559
Managed Volatility Conservative Portfolio	Currency	$(21,549)
	Equity	1,276,541
	Total	$1,254,992
29

4.  Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
5.  Fees and transactions with affiliates
John Hancock Variable Trust Advisers LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC (MIM US), which is an indirect wholly owned subsidiary of MFC and an affiliate of the Advisor. Prior to May 7, 2019, MIM US was known as John Hancock Asset Management, a division of Manulife Asset Management (US) LLC. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated Funds Assets) and (b) a fee on assets not invested in affiliated funds (Other Assets). Affiliated funds are any fund of the Trust, (excluding 500 Index Trust, International Equity Index Trust and Total Bond Market Trust), John Hancock Funds II ( JHF II) and John Hancock Funds III. Aggregate net assets include the net assets of the portfolios and the net assets of similar funds of the Trust and JHF II.
Under the advisory agreement, the portfolios pay a daily management fee to the Advisor. The rates, outlined below, are applied to the Affiliated Funds Assets and Other Assets of each portfolio.
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated Funds Assets	0.050%	0.040%
Other Assets	0.500%	0.490%
Expense reimbursements.The advisor has contractually agreed to reduce its management fee and/or make payment to the portfolios in an amount equal to the amount by which “Other expenses” of the portfolios exceed 0.00% of the average daily net assets of each portfolio. “Other expenses” means all of the expenses of the portfolios, excluding certain expenses such as management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios' business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2020 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has voluntarily agreed to waive its management fee or reimburse the portfolios so that the aggregate management fee retained by the Advisor with respect to both the portfolios and the underlying investments does not exceed 0.50% of the portfolios’ first $7.5 billion of aggregate daily net assets and 0.49% of the portfolios’ aggregate net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time. In addition, the Advisor voluntarily agreed to waive its management fees and/or reduce expenses by 0.01% of each portfolio’s average net assets.
For the year ended December 31, 2019, the expense reductions described above amounted to the following:
	Expense reimbursement by class
Portfolio	Series I	Series II	Series NAV	Total
Managed Volatility Aggressive Portfolio	$122,445	$127,088	$415,568	$665,101
Managed Volatility Growth Portfolio	832,832	9,623,092	1,034,857	11,490,781
Managed Volatility Balanced Portfolio	672,050	6,134,102	1,481,809	8,287,961
Managed Volatility Moderate Portfolio	265,148	1,798,373	148,484	2,212,005
Managed Volatility Conservative Portfolio	185,074	1,038,037	61,213	1,284,324
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2019, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Managed Volatility Aggressive Portfolio	0.08%
Managed Volatility Growth Portfolio	0.05%
Managed Volatility Balanced Portfolio	0.05%
Managed Volatility Moderate Portfolio	0.05%
Managed Volatility Conservative Portfolio	0.05%
Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2019 amounted to an annual rate of 0.02% of the portfolios' average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:
30

Fees and transactions with affiliates, continued

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%
Currently only 0.05% for Series I shares and 0.25% for Series II shares are charged for 12b-1 fees.
Distribution and service fees for the year ended December 31, 2019 were:
	Distribution and service fees by class
Portfolio	Series l	Series ll	Total
Managed Volatility Aggressive Portfolio	$ 33,501	$ 173,885	$ 207,386
Managed Volatility Growth Portfolio	308,098	17,804,600	18,112,698
Managed Volatility Balanced Portfolio	274,112	12,512,727	12,786,839
Managed Volatility Moderate Portfolio	116,081	3,938,526	4,054,607
Managed Volatility Conservative Portfolio	81,222	2,279,522	2,360,744
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The portfolios' activity in this program during the period for which loans were outstanding was as follows:
Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Managed Volatility Conservative Portfolio	Lender	$619,510	3	2.350%	$121
6.  Portfolio share transactions
Transactions in portfolios' shares for the years ended December 31, 2019 and 2018 were as follows:
Managed Volatility Aggressive Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	179,382	$1,922,200	143,898	$1,706,053
Distributions reinvested	745,693	7,398,444	553,846	6,177,521
Repurchased	(937,016)	(9,983,502)	(1,030,610)	(12,275,389)
Net decrease	(11,941)	$(662,858)	(332,866)	$(4,391,815)
Series II shares
Sold	1,795	$19,407	73,181	$879,461
Distributions reinvested	770,479	7,601,668	584,627	6,521,545
Repurchased	(901,978)	(9,541,424)	(1,317,768)	(15,499,219)
Net decrease	(129,704)	$(1,920,349)	(659,960)	$(8,098,213)
Series NAV shares
Sold	832,744	$8,908,095	1,012,248	$11,789,954
Distributions reinvested	2,610,639	25,936,239	1,772,917	19,762,278
Repurchased	(1,467,632)	(15,424,043)	(1,082,014)	(12,803,351)
Net increase	1,975,751	$19,420,291	1,703,151	$18,748,881
Total net increase	1,834,106	$16,837,084	710,325	$6,258,853
Managed Volatility Growth Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	355,741	$4,577,939	491,207	$7,012,792
Distributions reinvested	4,388,250	55,357,423	5,174,718	69,460,708
Repurchased	(5,973,134)	(78,175,839)	(5,956,091)	(84,328,840)
Net decrease	(1,229,143)	$(18,240,477)	(290,166)	$(7,855,340)
Series II shares
Sold	3	$31	2,091	$30,105
Distributions reinvested	49,834,220	625,007,890	60,014,485	803,573,343
Repurchased	(81,903,586)	(1,069,350,893)	(78,178,670)	(1,107,372,589)
Net decrease	(32,069,363)	$(444,342,972)	(18,162,094)	$(303,769,141)
31

Portfolio share transactions, continued

Managed Volatility Growth Portfolio (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,697,355	$22,392,675	1,397,467	$19,774,306
Distributions reinvested	5,566,169	70,370,701	6,015,507	80,768,406
Repurchased	(3,325,239)	(43,601,316)	(3,265,543)	(46,220,979)
Net increase	3,938,285	$49,162,060	4,147,431	$54,321,733
Total net decrease	(29,360,221)	$(413,421,389)	(14,304,829)	$(257,302,748)
Managed Volatility Balanced Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	442,303	$5,384,338	352,898	$4,508,940
Distributions reinvested	2,886,323	34,805,144	4,368,052	52,672,911
Repurchased	(5,859,854)	(71,131,327)	(6,943,167)	(88,084,565)
Net decrease	(2,531,228)	$(30,941,845)	(2,222,217)	$(30,902,714)
Series II shares
Sold	130,206	$1,610,639	151,211	$1,680,277
Distributions reinvested	25,881,647	309,386,737	40,028,867	479,950,793
Repurchased	(63,204,586)	(761,481,276)	(65,462,161)	(824,535,563)
Net decrease	(37,192,733)	$(450,483,900)	(25,282,083)	$(342,904,493)
Series NAV shares
Sold	4,895,499	$60,746,977	470,699	$5,896,444
Distributions reinvested	6,480,726	78,418,788	9,147,531	110,486,680
Repurchased	(10,689,614)	(131,324,448)	(6,870,552)	(87,016,613)
Net increase	686,611	$7,841,317	2,747,678	$29,366,511
Total net decrease	(39,037,350)	$(473,584,428)	(24,756,622)	$(344,440,696)
Managed Volatility Moderate Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,274,823	$15,006,700	474,414	$5,783,926
Distributions reinvested	1,127,637	13,226,061	1,844,808	21,235,073
Repurchased	(3,941,238)	(45,972,225)	(2,712,599)	(32,605,823)
Net decrease	(1,538,778)	$(17,739,464)	(393,377)	$(5,586,824)
Series II shares
Sold	299,549	$3,479,123	615,092	$7,605,517
Distributions reinvested	7,470,878	86,828,055	12,513,688	143,126,720
Repurchased	(21,471,505)	(249,403,929)	(22,820,587)	(273,178,807)
Net decrease	(13,701,078)	$(159,096,751)	(9,691,807)	$(122,446,570)
Series NAV shares
Sold	493,097	$5,762,747	553,019	$6,681,393
Distributions reinvested	655,444	7,702,872	942,037	10,849,774
Repurchased	(697,094)	(8,145,820)	(1,336,442)	(16,414,987)
Net increase	451,447	$5,319,799	158,614	$1,116,180
Total net decrease	(14,788,409)	$(171,516,416)	(9,926,570)	$(126,917,214)
Managed Volatility Conservative Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,208,334	$25,519,140	900,866	$10,207,082
Distributions reinvested	328,500	3,869,345	826,783	9,014,097
Repurchased	(3,046,815)	(35,031,424)	(2,586,456)	(29,192,174)
Net decrease	(509,981)	$(5,642,939)	(858,807)	$(9,970,995)
Series II shares
Sold	1,128,142	$12,767,469	446,788	$4,937,206
Distributions reinvested	1,650,364	19,273,771	4,784,809	51,803,196
Repurchased	(12,861,115)	(145,936,560)	(16,474,795)	(184,620,431)
Net decrease	(10,082,609)	$(113,895,320)	(11,243,198)	$(127,880,029)
32

Portfolio share transactions, continued

Managed Volatility Conservative Portfolio (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	426,958	$4,910,871	407,699	$4,597,773
Distributions reinvested	113,154	1,336,226	268,121	2,926,731
Repurchased	(586,484)	(6,644,928)	(1,439,479)	(16,313,790)
Net decrease	(46,372)	$(397,831)	(763,659)	$(8,789,286)
Total net decrease	(10,638,962)	$(119,936,090)	(12,865,664)	$(146,640,310)
Affiliates of the Trust owned 100% of shares of the portfolios on December 31, 2019. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
7.  Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended December 31, 2019:
Portfolio	Purchases	Sales
Managed Volatility Aggressive Portfolio	$54,299,377	$62,003,786
Managed Volatility Growth Portfolio	692,881,132	1,528,280,421
Managed Volatility Balanced Portfolio	540,060,341	1,156,695,192
Managed Volatility Moderate Portfolio	149,745,255	350,277,732
Managed Volatility Conservative Portfolio	92,380,629	194,462,819
8.  Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying funds’ net assets. At December 31, 2019, the following portfolios held 5% or more of the net assets of the underlying funds shown below:
Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Managed Volatility Growth Portfolio
	Strategic Equity Allocation Portfolio	27.2%
	Equity Income Trust	24.5%
	Mid Value Trust	23.6%
	Emerging Markets Equity Fund	20.5%
	Mid Cap Stock Trust	20.0%
	Core Bond Trust	19.5%
	Blue Chip Growth Trust	19.1%
	Select Bond Trust	18.8%
	Small Cap Value Trust	13.0%
	Small Cap Growth Fund	11.1%
	Fundamental Large Cap Core Fund	10.1%
Managed Volatility Balanced Portfolio
	Core Bond Trust	26.7%
	Select Bond Trust	25.7%
	Equity Income Trust	16.2%
	Strategic Equity Allocation Portfolio	15.3%
	Blue Chip Growth Trust	12.6%
	Mid Value Trust	10.8%
	Emerging Markets Equity Fund	9.9%
	Mid Cap Stock Trust	9.1%
	Small Cap Value Trust	7.4%
	Small Cap Growth Fund	6.5%
	Fundamental Large Cap Core Fund	6.0%
Managed Volatility Moderate Portfolio
	Core Bond Trust	9.2%
	Select Bond Trust	8.9%
Managed Volatility Conservative Portfolio
	Core Bond Trust	7.2%
	Select Bond Trust	6.9%
Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
33

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Managed Volatility Aggressive Portfolio
Blue Chip Growth	1,100,842	$31,863,618	$10,072,163	$(7,983,202)	$872,660	$3,120,775	$2,778	$5,037,966	$37,946,014
Capital Appreciation	—	3,302,468	—	(3,878,456)	64,821	511,167	—	—	—
Emerging Markets Equity	2,415,449	25,815,746	1,423,315	(5,035,127)	855,712	4,814,630	659,933	—	27,874,276
Equity Income	2,486,343	31,876,295	7,099,679	(5,172,140)	(1,473,676)	5,636,295	740,520	3,239,792	37,966,453
Fundamental Large Cap Core	739,240	30,916,877	4,176,744	(6,713,755)	(883,433)	11,151,014	313,060	—	38,647,447
Fundamental Large Cap Value	—	3,199,877	—	(3,930,890)	(133,821)	864,834	—	—	—
Mid Cap Stock	783,582	12,093,665	4,575,522	(4,173,855)	521,583	1,377,493	—	1,988,139	14,394,408
Mid Value	1,498,880	12,082,146	4,090,475	(2,158,209)	(704,510)	1,094,330	162,673	1,797,537	14,404,232
Multifactor Developed International ETF	495,788	12,935,042	422,420	(716,443)	15,503	2,018,802	471,561	—	14,675,324
Multifactor Emerging Markets ETF	448,087	11,396,492	508,138	(1,554,219)	77,896	1,525,848	288,226	—	11,954,155
Multifactor Large Cap ETF	536,080	19,080,807	292,837	(2,518,105)	653,032	4,588,647	394,771	—	22,097,218
Multifactor Mid Cap ETF	270,776	9,048,260	177,892	(1,123,536)	266,156	2,234,816	110,862	—	10,603,588
Multifactor Small Cap ETF	560,129	12,981,754	547,971	(905,212)	(25,703)	2,983,979	175,286	—	15,582,789
Small Cap Growth	301,478	4,257,454	1,284,240	(1,178,772)	(331,101)	1,039,045	—	—	5,070,866
Small Cap Value	279,849	4,257,454	1,266,153	(1,172,716)	(306,342)	1,026,317	30,740	343,905	5,070,866
Strategic Equity Allocation	3,945,115	66,231,717	12,010,526	(10,456,520)	1,357,895	10,942,226	1,392,314	3,658,515	80,085,844
					$826,672	$54,930,218	$4,742,724	$16,065,854	$336,373,480
34

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Managed Volatility Growth Portfolio
Blue Chip Growth	12,022,859	$390,093,092	$70,976,917	$(96,485,480)	$20,502,579	$29,340,834	$31,375	$56,897,297	$414,427,942
Bond	37,824,912	599,950,852	37,281,198	(63,421,807)	3,153,735	32,773,607	22,032,189	—	609,737,585
Capital Appreciation	—	16,142,336	—	(18,983,989)	343,039	2,498,614	—	—	—
Core Bond	15,900,942	209,060,920	11,431,583	(20,413,582)	(899,045)	12,938,696	5,184,666	—	212,118,572
Emerging Markets Equity	36,396,439	367,834,051	11,231,806	(44,173,798)	9,384,724	75,738,126	9,981,806	—	420,014,909
Equity Income	27,223,738	387,561,858	56,838,745	(79,946,729)	5,023,824	46,228,776	8,336,191	36,317,281	415,706,474
Fundamental Large Cap Core	10,293,319	405,548,392	49,565,655	(57,318,918)	(4,602,118)	144,941,685	4,416,196	—	538,134,696
Fundamental Large Cap Value	—	26,464,783	1,000,000	(34,047,486)	216,221	6,366,482	—	—	—
Global Conservative Absolute Return	—	20,671,992	—	(21,349,902)	(720,755)	1,398,665	—	—	—
John Hancock Collateral Trust*	—	—	2,368,025	(2,368,111)	86	—	4,619	—	—
Mid Cap Stock	8,570,721	144,907,097	29,103,291	(40,394,556)	9,749,332	14,078,987	—	22,366,946	157,444,151
Mid Value	16,461,644	146,275,433	25,974,638	(19,669,908)	(6,771,544)	12,387,780	1,825,206	20,081,129	158,196,399
Multifactor Developed International ETF	8,880,810	251,083,190	5,260	(27,158,055)	744,534	38,197,047	8,783,568	—	262,871,976
Multifactor Emerging Markets ETF	6,691,435	165,861,760	1,002,121	(12,701,013)	994,186	23,358,387	4,309,105	—	178,515,441
Multifactor Large Cap ETF	6,757,066	247,703,136	10,492	(37,364,036)	10,103,727	58,072,942	5,050,182	—	278,526,261
Multifactor Mid Cap ETF	4,975,011	145,808,239	21,016,335	(15,157,137)	3,974,054	39,179,940	2,061,470	—	194,821,431
Multifactor Small Cap ETF	6,512,782	160,108,115	804,132	(15,948,670)	(284,666)	36,506,684	2,103,416	—	181,185,595
Select Bond	113,368,128	1,518,978,201	127,708,736	(178,813,074)	(2,555,415)	96,894,353	41,059,076	—	1,562,212,801
Small Cap Growth	3,859,645	62,043,964	3,511,053	(10,748,227)	(2,768,642)	12,881,081	—	3,676,715	64,919,229
Small Cap Value	3,713,553	62,110,772	7,732,220	(13,071,446)	(3,434,640)	13,952,682	415,970	4,634,089	67,289,588
Strategic Equity Allocation	131,064,012	2,702,158,030	181,105,371	(699,309,255)	244,259,918	232,385,373	48,267,889	129,776,378	2,660,599,437
					$286,413,134	$930,120,741	$163,862,924	$273,749,835	$8,376,722,487
35

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Managed Volatility Balanced Portfolio
Blue Chip Growth	7,929,667	$260,645,493	$51,822,140	$(72,264,936)	$11,949,047	$21,183,895	$21,030	$38,136,962	$273,335,639
Bond	52,010,780	832,783,961	41,279,791	(85,175,670)	4,142,058	45,383,637	30,372,908	—	838,413,777
Capital Appreciation	—	20,250,263	—	(23,979,463)	594,679	3,134,521	—	—	—
Core Bond	21,822,976	289,584,739	11,005,827	(26,040,543)	(838,613)	17,407,086	7,131,195	—	291,118,496
Emerging Markets Equity	17,615,804	183,290,283	5,996,860	(27,991,221)	4,736,664	37,253,794	4,829,882	—	203,286,380
Equity Income	17,979,822	259,685,877	42,721,239	(61,980,021)	(9,378,279)	43,503,063	5,547,340	24,396,546	274,551,879
Fundamental Large Cap Core	6,105,632	239,559,085	42,052,924	(45,814,596)	(4,048,687)	87,453,698	2,621,467	—	319,202,424
Fundamental Large Cap Value	—	37,155,968	—	(45,207,617)	(3,742,036)	11,793,685	—	—	—
Global Conservative Absolute Return	—	19,884,054	—	(20,534,601)	(739,055)	1,389,602	—	—	—
John Hancock Collateral Trust*	—	—	2,774,400	(2,774,381)	(19)	—	639	—	—
Mid Cap Stock	3,912,505	68,565,382	14,721,548	(22,444,117)	4,818,908	6,210,998	—	10,373,207	71,872,719
Mid Value	7,522,370	68,139,586	14,743,861	(13,275,903)	(5,272,477)	7,954,911	843,594	9,345,774	72,289,978
Multifactor Developed International ETF	4,036,576	102,179,324	9,559,431	(8,956,033)	823,893	15,876,035	3,962,432	—	119,482,650
Multifactor Emerging Markets ETF	3,256,538	80,303,096	1,988,270	(7,357,733)	597,320	11,347,619	2,091,160	—	86,878,572
Multifactor Large Cap ETF	4,007,600	164,543,546	1,407	(42,577,940)	10,982,420	32,243,839	3,008,133	—	165,193,272
Multifactor Mid Cap ETF	2,842,104	99,589,483	3,914	(15,814,416)	3,964,228	23,553,584	1,198,007	—	111,296,793
Multifactor Small Cap ETF	3,100,970	76,621,880	704,366	(8,417,831)	(124,707)	17,485,277	1,004,448	—	86,268,985
Select Bond	155,063,136	2,105,476,112	109,516,416	(208,310,811)	(3,575,451)	133,663,753	56,304,120	—	2,136,770,019
Small Cap Growth	2,260,355	36,444,898	4,821,676	(9,210,555)	(2,446,236)	8,409,390	—	5,055,630	38,019,173
Small Cap Value	2,106,915	36,362,193	6,030,911	(10,312,968)	(2,972,099)	9,069,255	239,759	2,683,689	38,177,292
Strategic Equity Allocation	73,830,650	1,492,146,325	130,593,907	(389,868,206)	138,231,952	127,658,210	27,343,887	73,656,143	1,498,762,188
					$147,703,510	$661,975,852	$146,520,001	$163,647,951	$6,624,920,236
36

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Managed Volatility Moderate Portfolio
Blue Chip Growth	2,008,807	$67,543,919	$13,875,749	$(20,743,927)	$3,877,258	$4,690,570	$5,403	$9,798,715	$69,243,569
Bond	17,886,050	291,603,968	12,272,343	(32,715,941)	1,484,303	15,678,457	10,512,425	—	288,323,130
Capital Appreciation	—	12,602,142	—	(14,857,907)	456,756	1,799,009	—	—	—
Core Bond	7,497,578	101,471,655	2,627,757	(9,830,379)	(367,762)	6,116,413	2,460,235	—	100,017,684
Emerging Markets Equity	3,221,720	33,330,125	1,728,795	(5,584,209)	1,173,732	6,530,207	890,683	—	37,178,650
Equity Income	4,548,206	66,983,483	11,707,606	(18,024,318)	(5,293,782)	14,078,111	1,415,212	6,261,875	69,451,100
Fundamental Large Cap Core	1,456,401	55,017,119	14,121,956	(12,539,930)	(1,127,344)	20,668,869	628,259	—	76,140,670
Fundamental Large Cap Value	—	12,167,912	—	(14,724,585)	(1,439,959)	3,996,632	—	—	—
Global Conservative Absolute Return	—	7,713,983	—	(7,965,491)	(285,798)	537,306	—	—	—
Mid Cap Stock	1,031,481	18,054,524	4,442,614	(6,524,131)	1,393,963	1,581,336	—	2,771,703	18,948,306
Mid Value	1,980,265	18,250,988	4,370,782	(4,327,532)	(890,726)	1,626,830	223,838	2,496,470	19,030,342
Multifactor Developed International ETF	598,579	13,009,611	3,214,943	(822,560)	88,148	2,227,796	555,219	—	17,717,938
Multifactor Emerging Markets ETF	599,145	14,526,246	625,323	(1,362,493)	124,033	2,071,001	382,973	—	15,984,110
Multifactor Large Cap ETF	957,092	36,162,944	585	(6,611,218)	254,344	9,644,677	728,824	—	39,451,332
Multifactor Mid Cap ETF	367,870	12,541,950	185	(1,649,878)	80,096	3,433,436	153,957	—	14,405,789
Multifactor Small Cap ETF	424,824	10,384,322	213	(927,163)	(4,051)	2,365,283	138,325	—	11,818,604
Select Bond	53,364,181	737,217,596	28,525,244	(75,585,969)	(1,459,676)	46,661,221	19,430,050	—	735,358,416
Small Cap Growth	527,664	8,533,471	1,346,803	(2,419,829)	(609,814)	2,024,680	—	1,738,585	8,875,311
Small Cap Value	491,035	8,554,730	1,556,546	(2,664,054)	(911,303)	2,361,635	56,455	634,634	8,897,554
Strategic Equity Allocation	17,148,016	358,702,256	31,409,770	(105,352,711)	34,688,170	28,657,237	6,399,811	17,365,146	348,104,722
					$31,230,588	$176,750,706	$43,981,669	$41,067,128	$1,878,947,227
37

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Managed Volatility Conservative Portfolio
Blue Chip Growth	654,423	$23,003,068	$6,873,446	$(10,174,459)	$1,371,538	$1,484,359	$1,787	$3,240,023	$22,557,952
Bond	13,966,105	227,623,830	12,830,440	(28,692,453)	1,270,951	12,100,848	8,233,283	1,363,953	225,133,616
Capital Appreciation	—	2,901,287	—	(3,425,886)	(12,104)	536,703	—	—	—
Core Bond	5,850,513	78,909,116	3,404,137	(8,723,022)	(368,384)	4,824,000	1,933,316	—	78,045,847
Emerging Markets Equity	929,280	7,995,183	2,904,711	(2,289,917)	362,239	1,751,671	258,489	—	10,723,887
Equity Income	1,480,182	22,351,280	6,048,791	(8,736,096)	(1,430,734)	4,369,141	465,071	2,064,855	22,602,382
Fundamental Large Cap Core	425,387	20,550,861	4,451,874	(9,414,144)	(1,121,146)	7,771,770	185,771	—	22,239,215
Fundamental Large Cap Value	—	2,736,714	—	(3,342,615)	(261,884)	867,785	—	—	—
Global Conservative Absolute Return	—	5,606,459	—	(5,788,722)	(200,763)	383,026	—	—	—
Multifactor Developed International ETF	16,913	480,516	9,951	(65,194)	6,139	69,213	17,128	—	500,625
Multifactor Emerging Markets ETF	167,886	3,417,404	1,112,672	(644,262)	57,241	535,841	102,646	—	4,478,896
Multifactor Large Cap ETF	279,353	10,689,060	38,007	(2,144,898)	115,176	2,817,586	213,804	—	11,514,931
Multifactor Mid Cap ETF	357,942	13,074,010	120,949	(2,765,350)	105,250	3,482,150	152,984	—	14,017,009
Multifactor Small Cap ETF	306,724	7,795,666	173,096	(1,196,871)	(11,688)	1,772,859	101,025	—	8,533,062
Select Bond	41,619,836	574,255,335	31,083,655	(66,885,085)	146,739	34,920,701	15,283,099	—	573,521,345
Strategic Equity Allocation	4,898,536	102,615,555	17,415,376	(38,743,004)	3,948,731	14,203,629	1,852,563	5,074,215	99,440,287
					$3,977,301	$91,891,282	$28,800,966	$11,743,046	$1,093,309,054
*	Refer to the Securities lending note within Note 2 for details regarding this investment.
38

John Hancock Variable Insurance Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Managed Volatility Aggressive Portfolio, Managed Volatility Growth Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Moderate Portfolio and Managed Volatility Conservative Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Managed Volatility Aggressive Portfolio, Managed Volatility Growth Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Moderate Portfolio and Managed Volatility Conservative Portfolio (five of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
39

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle Born: 1959	Trustee (since 2015)
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014–2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014–2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

40

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates[2] Born: 1946	Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005–2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014–2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012–2018), and Finance Committee Chairman (2014–2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

41

John Hancock Variable Insurance Trust

Trustees and officers information

Non-Independent Trustees3

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President and Non-Independent Trustee (since 2017)
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison Born: 1963	Non-Independent Trustee (since 2018)
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since) 2018; Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017–2019); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler Born: 1973	Secretary and Chief Legal Officer (since 2018); Assistant Secretary (2009–2018)
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the funds includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-344-1029.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

2	Member of the Audit Committee.

3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

42

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE All of each fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on the SEC’s website, sec.gov.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

43

American Funds
Insurance Series®

Annual report
for the year ended
December 31, 2019

We believe in
investing in global
companies for
the long term

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

46	Global Growth Fund

49	Global Small Capitalization Fund

52	Growth Fund

55	International Fund

58	New World Fund®

61	Blue Chip Income and Growth Fund

64	Global Growth and Income Fund

67	Growth-Income Fund

70	International Growth and Income Fund

73	Capital Income Builder®

78	Asset Allocation Fund

84	Global Balanced Fund

90	Bond Fund

95	Global Bond Fund

102	High-Income Bond Fund

106	Mortgage Fund

110	Ultra-Short Bond Fund

111	U.S. Government/AAA-Rated Securities Fund

116	Managed Risk Growth Fund

117	Managed Risk International Fund

118	Managed Risk Blue Chip Income and Growth Fund

119	Managed Risk Growth-Income Fund

121	Managed Risk Asset Allocation Fund

122	Financial statements

Fellow investors:

Global stocks generated the best one-year returns in a decade as measured by the 26.60% gain in the MSCI ACWI (All Country World Index)1,2 boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. These returns were assisted by a low starting point for 2019, after sharp market declines in the last quarter of 2018. Information technology companies posted the highest returns, with a gain of nearly 48% (as measured by the MSCI World Index). The sector was driven by strong growth from U.S. tech giants such as Apple, Microsoft and Facebook. The next best sector, industrials, rose 28% amid an improving outlook for trade activity and global economic growth.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs, with an increase of 31.64% recorded by the MSCI USA Index1,3. The current economic expansion became the longest in U.S. history, surpassing the 10-year boom from the 1990s. For the first 11 months of the year, average hourly earnings topped at least 3% annualized growth. In November, the unemployment rate fell to 3.5%, matching its lowest level in 50 years. The robust labor market supported consumer spending, more than offsetting weaker business sentiment and manufacturing. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. The central bank cut its policy rate three times in 2019 amid concerns over slowing economic growth, which perhaps helped prevent further slowing. In addition, potential bubbles like WeWork and certain billion-dollar tech “unicorns” were deflated without broad damage to the rest of the market.

European stocks rallied despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Boosted by easy monetary policy, European investors cheered aggressive interest rate cuts by the European Central Bank. The MSCI Europe Index1,4 gained 23.77% for the year. The progress of U.S.-China trade negotiations heavily influenced European markets throughout the year as share prices moved sharply higher or lower on the tenor of trade-related headlines. Germany’s auto industry was particularly hard hit. With Europe’s economy highly dependent on global trade, the announcement of a “phase one” trade deal between the U.S. and China in December helped to bolster investor sentiment heading into the new year. Elsewhere among developed markets, the Japanese economy expanded modestly through the first three quarters of 2019 despite a manufacturing slowdown driven largely by the U.S.-China trade dispute. The MSCI Japan Index1,5 rose 19.61% over the year.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[1]	Source: MSCI.
[2]

The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

[3]	The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market.
[4]

MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.

American Funds Insurance Series     1

Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar. Growth stocks outpaced more defensive parts of the market, led by the information technology and consumer discretionary sectors. Overall, the MSCI Emerging Markets Investable Market Index1,6 gained 17.64% for the year. Chinese stocks rose despite slower growth and trade tensions with the U.S. Indian equities lagged most other emerging markets while Brazilian stocks posted their best annual return since 2016.

Bonds advanced as central banks around the world cut interest rates in an attempt to blunt concerns about a slowing economy. The Fed paused rate hikes for the first half of the year and cut three times in the second half and the federal funds rate ended the year between 1.50% and 1.75%. Credit saw very sizable returns, with the Bloomberg Barclays U.S. Corporate Investment Grade Index7,8 and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index7,9 gaining 14.54% and 14.32%, respectively. More broadly, the Bloomberg Barclays Global Aggregate Index7,10 was up 6.84%, while the Bloomberg Barclays U.S. Aggregate Index7,11 advanced 8.72%. The J.P. Morgan Emerging Markets Bond Index7,12 – Global gained 14.42%.

In foreign exchange markets, the U.S. dollar rose nearly 2% against the euro while declining 1% against the yen. Meanwhile, the British pound ended the year with a historic rally after U.K. voters gave the Conservative Party a strong majority in Parliament, increasing the likelihood that the U.K. will be able to begin the Brexit process and leave the European Union.

Looking ahead
The current environment is rife with uncertainty, from trade-related disputes to geopolitical tensions to an upcoming U.S. presidential election. We will be following and analyzing each of these issues closely. In this environment, it would be reasonable to expect some volatility. Valuation measures are also giving mixed signals – some look high, some look just fine. So, we will continue to focus on individual securities and bring our research and judgment to bear. With our long-term approach, we welcome opportunities to see past short-term trends and invest our shareholder’s money for the long run.

Our time-tested process — based on extensive research, a long-term outlook and close attention to valuation — has served investors well over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 11, 2020

[5]	MSCI Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market results of Japan.
[6]

MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets.

[7]	Source: Bloomberg Index Services Ltd.
[8]

Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

[9]	Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[10]	Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[11]	Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[12]

JP Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2     American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2021, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series     3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 35.61% for the 12 months ended December 31, 2019, compared with a 26.60% increase for the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Information technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s higher-than-index position relative to the top performing information technology sector as well as individual stock selection in that sector boosted the fund’s returns compared with the index. The fund’s relative weightings in ASML and TSMC benefitted the fund as both outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Alibaba Group also helped the fund’s relative returns, as its returns outpaced the market.

The biggest drag on relative results was Apple – a stock the fund didn’t own – as it proved to be one of the strongest performers for the year.

On a geographic basis, stocks of companies domiciled in the Netherlands and Taiwan were additive to results, while stocks of companies based in the Philippines and Belgium lagged.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	45.0%	Denmark	1.2%	Other	.7%
	Other	1.7	Sweden	1.0
		46.7	Other	1.9	Short-term securities & other
				31.8	assets less liabilities	1.5
	Europe
	Netherlands	7.6	Asia/Pacific Basin
	United Kingdom	6.6	China	4.8	Total	100.0%
	France	5.8	Taiwan	4.7
	Switzerland	4.0	Hong Kong	3.0
	Germany	2.3	Japan	2.7
	Russian Federation	1.4	India	1.9
			Other	2.2
				19.3

			Percent of net assets
Largest equity	ASML	5.06%	Visa	3.16%
securities[2]	Amazon	4.72	Alibaba Group	2.68
	TSMC	4.71	Airbus	2.36
	Microsoft	4.64	Broadcom	2.26
	Alphabet	3.67	AIA Group	2.04

4     American Funds Insurance Series

Global Growth Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[3]
a $1,000 investment					Lifetime	Expense
		1 year	5 years	10 years	(since April 30, 1997)	ratio
	Class 1	35.61%	12.01%	11.40%	10.21%	.57%
	Class 1A	35.22	11.74	11.13	9.94	.82
	Class 2	35.28	11.72	11.12	9.94	.82
	Class 4	34.87	11.44	10.89	9.68	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series      5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 31.84% for the 12 months ended December 31, 2019. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 24.65%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Fund holdings in the information technology sector contributed the most to relative returns. Information technology stock Paycom widely outpaced the broader market and was among the fund’s top contributors over the period. However, the fund’s holdings of health care companies NuCana and Evolent Health detracted from returns.

While investments in U.S. companies were additive to returns, investments in companies domiciled in the U.K. detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds nearly 300 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin (continued)		Europe (continued)
	United States	42.9%	Australia	1.4%	Other	3.5%
	Brazil	3.9	Taiwan	1.1		22.6
	Canada	2.2	Other	.7
	Other	.7		23.3	Other regions
		49.7			Other	.3
			Europe
	Asia/Pacific Basin		United Kingdom	6.7	Short-term securities & other
	India	5.9	Germany	3.6	assets less liabilities	4.1
	Japan	5.4	Italy	3.1
	China	5.2	Netherlands	2.6	Total	100.0%
	Hong Kong	1.9	Sweden	1.7
	Philippines	1.7	Switzerland	1.4

			Percent of net assets
Largest equity	Insulet	3.02%	CONMED	1.41%
securities[2]	GW Pharmaceuticals	1.86	frontdoor	1.39
	Notre Dame Intermédica Participações	1.55	International Container Terminal Services	1.32
	Haemonetics	1.54	Cannae Holdings	1.31
	Allakos	1.41	Nihon M&A Center	1.28

6      American Funds Insurance Series

Global Small Capitalization Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[3]
a $1,000 investment					Lifetime	Expense
		1 year	5 years	10 years	(since April 30, 1998)	ratio
	Class 1	31.84%	8.95%	9.07%	9.70%	.76%
	Class 1A	31.56	8.70	8.81	9.43	1.01
	Class 2	31.52	8.68	8.80	9.43	1.01
	Class 4	31.24	8.41	8.54	9.16	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 31.11% for the 12 months ended December 31, 2019, compared with a 31.49% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Companies in the communication services sector contributed to relative results, led by Facebook, which was boosted by strong user and revenue growth. Investments in the consumer discretionary and health care sectors detracted from the fund’s relative results. The fund’s top detractor to relative returns was information technology company Apple. The fund had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year.

Although U.S. economic growth remained solid, the fund’s portfolio managers are keeping a close watch on near-term economic indicators, such as wage growth, monetary policy and trade relations. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad near-term economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Percent of net assets
Largest equity	Microsoft	5.80%	UnitedHealth Group	3.30%
securities[2]	Facebook	5.46	Tesla	2.80
	Netflix	3.70	Broadcom	2.70
	Amazon	3.62	ASML	2.24
	Alphabet	3.33	Intuitive Surgical	2.18

8     American Funds Insurance Series

Growth Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[3]
a $1,000 investment					Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	31.11%	14.67%	14.27%	12.92%	.36%
	Class 1A	30.79	14.39	13.99	12.64	.61
	Class 2	30.77	14.38	13.98	12.64	.61
	Class 3	30.86	14.46	14.06	12.72	.54
	Class 4	30.44	14.10	13.72	12.37	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 23.21% for the 12 months ended December 31, 2019. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), increased 21.51%.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Information technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Investments in the communication services and financials sectors boosted relative returns with Amsterdam-based Altice Europe among the top contributors thanks to better than expected growth. One of the biggest detractors to relative returns was health-care sector stock Teva Pharmaceutical, whose stock price suffered amid continued opioid litigation.

The fund’s portfolio managers continue to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities in particular within those regions, countries and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

Percent of net assets
Country diversification	Asia/Pacific Basin		Europe (continued)		Other regions
	Japan	16.2%	Germany	4.4%	Other	1.2%
	China	12.1	Netherlands	3.5
	India	8.7	Spain	2.6	Short-term securities & other
	Hong Kong	7.2	Other	2.1	assets less liabilities	5.3
	South Korea	2.8		33.9
	Australia	1.3			Total	100.0%
	Taiwan	1.1	The Americas
	Philippines	1.0	Brazil	4.0
	Other	1.2	Canada	2.1
		51.6	United States	1.5
			Other	.4
	Europe			8.0
	France	9.5
	United Kingdom	6.7
	Switzerland	5.1

Percent of net assets
Largest equity	AIA Group	4.28%	Vale	2.03%
securities[2]	Airbus Group	3.97	ASML	2.02
	Alibaba Group Holding	3.44	Kotak Mahindra Bank	1.90
	HDFC Bank	3.36	Grifols	1.81
	Novartis	2.47	SoftBank	1.80

10     American Funds Insurance Series

International Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]
					Lifetime	Expense
		1 year	5 years	10 years	(since May 1, 1990)	ratio
	Class 1	23.21%	7.14%	6.29%	8.21%	.55%
	Class 1A	22.90	6.89	6.04	7.94	.80
	Class 2	22.88	6.87	6.03	7.94	.80
	Class 3	23.05	6.95	6.10	8.02	.73
	Class 4	22.67	6.61	5.79	7.68	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]

The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was up 29.47% for the 12 months ended December 31, 2019. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free foat-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was up 26.60%. The MSCI Emerging Markets (EM) Index,1 a free foat-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), increased by 18.42%.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s relative returns outpaced emerging markets in general. Investments in the information technology and financial sectors were beneficial to the fund. Payment processing company PagSeguro contributed to relative returns as its stock price rose on the back of strong revenue growth. Among detractors, the fund’s lower investment in Apple compared with the MSCI ACWI hurt relative results as it outpaced the overall market.

The fund’s portfolio managers continue to pursue a bottom-up approach to investing and search for undervalued companies with solid foundations around the world, as well as stocks that are domestically focused and more insulated from geopolitical events given increased volatility at this point in the market cycle.

	Percent of net assets
Country diversification	Asia/Pacific Basin		The Americas (continued)		Other regions
	India	13.4%	Canada	1.0%	Other	2.0%
	China	8.6	Other	1.0
	Taiwan	4.0		37.0	Short-term securities & other
	Japan	3.8			assets less liabilities	6.5
	Hong Kong	2.8	Europe
	Australia	2.1	United Kingdom	4.0	Total	100.0%
	Other	2.4	France	2.8
		37.1	Russian Federation	2.5
			Germany	2.2
	The Americas		Switzerland	2.1
	United States	22.6	Other	3.8
	Brazil	12.4		17.4

			Percent of net assets
Largest equity	Reliance Industries	6.52%	StoneCo	1.89%
securities[2]	TSMC	3.16	Kotak Mahindra Bank	1.85
	PagSeguro	2.65	Vale	1.71
	Microsoft	2.26	B3	1.59
	HDFC Bank	2.09	Kweichow Moutai	1.51

12     American Funds Insurance Series

New World Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[3]
a $1,000 investment					Lifetime	Gross	Net
		1 year	5 years	10 years	(since June 17, 1999)	expense ratio	expense ratio
	Class 1	29.47%	8.20%	6.30%	8.49%	.77%	.59%
	Class 1A	29.11	7.93	6.04	8.22	1.02	.84
	Class 2	29.15	7.94	6.03	8.22	1.02	.84
	Class 4	28.82	7.67	5.78	7.95	1.27	1.09

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.
[2]

The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 21.66% for the 12 months ended December 31, 2019, trailing the 31.49% rise in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Certain investments in health care helped the fund’s results relative to the index. Among the fund’s top contributors to relative returns within health care was UnitedHealth Group, as it consistently surpassed earnings estimates each quarter throughout the year. Another top contributor was QUALCOMM, where an improved relationship with Apple and the prospect of a 5G wireless network bolstered both earnings prospects and the company’s valuation.

Other holdings in the health care sector hindered relative returns. Investments in pharmaceutical companies, such as AbbVie and Teva Pharmaceutical, hurt results relative to the index. Overall, this proved to be a relatively disappointing year for the fund, but we continue to believe the focus on dividend-paying stocks will pay off over the long term.

Nearer term, the fund’s portfolio managers are aware that the market is keeping a close watch on U.S. monetary policy, our trade relationships and the current shape of the yield curve and their implications on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

			Percent of net assets
Largest equity	Abbott Laboratories	4.93%	Amgen	3.10%
securities[2]	Microsoft	4.19	Facebook	2.96
	Exxon Mobil	3.67	EOG Resources	2.90
	UnitedHealth Group	3.60	CSX	2.83
	AbbVie	3.44	Philip Morris International	2.75

14     American Funds Insurance Series

Blue Chip Income and Growth Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[4]
					Lifetime	Expense
		1 year	5 years	10 years	(since July 5, 2001)	ratio
	Class 1	21.66%	8.63%	11.54%	6.71%	.43%
	Class 1A	21.35	8.38	11.27	6.44	.68
	Class 2	21.38	8.38	11.27	6.44	.68
	Class 4	21.03	8.09	11.04	6.20	.93

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[4]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund advanced 31.39% for the 12 months ended December 31, 2019, compared with a 26.60% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s relative performance benefited from specific stock selection, particularly within the industrials and energy sectors. Industrial company Airbus rallied on positive tail winds from strong global demand, and likely benefited from Boeing’s troubles with its 737MAX. On the downside, some investments in the materials sector hindered relative returns. In particular, Brazil’s Vale was a top relative detractor.

On a country basis, holdings in Japan and France contributed the most to relative returns, and holdings in the U.S. and Canada were a drag on returns (the former due to a lower-than-index position).

The fund’s portfolio managers recognize that we are experiencing a slowdown in global economic growth. With dovish monetary strategy back under consideration in the U.S. and Europe, the fund’s managers remain cautiously optimistic about the prospects for the global economy and are monitoring the potential impact on global growth. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with strong positions in their industries, sustainable growth and income opportunities globally – including emerging markets.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	35.5%	Italy	1.4%	Other	.2%
	Brazil	6.9	Ireland	1.2
	Canada	2.0	Other	1.7	Short-term securities & other
	Other	.2		29.6	assets less liabilities	1.4
		44.6
			Asia/Pacific Basin		Total	100.0%
	Europe		Japan	6.9
	France	7.1	Taiwan	4.5
	Germany	4.8	India	4.0
	United Kingdom	4.3	Australia	3.5
	Switzerland	2.7	China	1.9
	Russian Federation	2.6	Hong Kong	1.5
	Netherlands	2.1	Other	1.9
	Denmark	1.7		24.2

			Percent of net assets
Largest equity	TSMC	4.48%	E.ON	1.82%
securities[2]	Nintendo	4.45	Alphabet	1.81
	Airbus Group	4.28	PagSeguro	1.80
	Reliance Industries	2.70	Broadcom	1.79
	Microsoft	2.07	CCR	1.69

16     American Funds Insurance Series

Global Growth and Income Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[3]
a $1,000 investment					Lifetime	Expense
		1 year	5 years	10 years	(since May 1, 2006)	ratio
	Class 1	31.39%	9.88%	10.13%	7.56%	.66%
	Class 1A	31.04	9.64	9.87	7.30	.91
	Class 2	31.14	9.61	9.86	7.29	.91
	Class 4	30.73	9.32	9.60	7.04	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 26.46% for the 12 months ended December 31, 2019. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 31.49%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Regarding the fund, investments in the industrials sector contributed the most to the fund’s relative returns. Among industrials, aircraft component manufacturer TransDigm Group added the most to the fund’s relative results. On the downside, the fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.

The fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks they believe represent the best value over the long term.

			Percent of net assets
Largest equity	Microsoft	4.14%	Broadcom	2.00%
securities[2]	Facebook	3.89	Abbott Laboratories	1.64
	UnitedHealth Group	2.56	JPMorgan Chase	1.55
	Netflix	2.11	Amazon	1.52
	Alphabet	2.02	Amgen	1.34

18     American Funds Insurance Series

Growth-Income Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[3]
a $1,000 investment					Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	26.46%	11.68%	12.81%	11.46%	.30%
	Class 1A	26.14	11.42	12.54	11.18	.55
	Class 2	26.14	11.40	12.53	11.18	.55
	Class 3	26.24	11.48	12.61	11.26	.48
	Class 4	25.86	11.12	12.26	10.91	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]

The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund gained 23.06% for the 12 months ended December 31, 2019, compared to the 21.51% increase in its benchmark index, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The top contributors to the fund’s relative returns were the consumer discretionary and utilities sectors due in part to good stock selection. Luckin Coffee was the top contributor to the fund’s relative returns as it benefited from strong growth in the Chinese retail coffee market. Health care stock Daiichi Sankyo also contributed strong relative returns.

On the downside, investments in the energy and real estate sectors detracted from the fund’s relative returns. Among energy stocks, Royal Dutch Shell was one of the fund’s biggest drags on returns as a result of lower oil prices and market volatility.

The fund’s portfolio managers follow signs of some economic weakness in Europe and parts of emerging markets, as well as a number of geopolitical uncertainties, with an aim to preserve value in any potential market correction while being in a position to take advantage of buying opportunities, should they present themselves later in the year.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin (continued)		Short-term securities & other
	United Kingdom	12.1%	Singapore	2.3%	assets less liabilities	8.4%
	France	9.5	Taiwan	2.1
	Switzerland	5.9	South Korea	1.0	Total	100.0%
	Germany	3.5	Other	2.5
	Netherlands	3.0		41.7
	Spain	3.0
	Russian Federation	2.5	The Americas
	Sweden	1.1	Brazil	3.3
	Other	1.9	Canada	1.6
		42.5	Mexico	.3
				5.2
	Asia/Pacific Basin
	Japan	14.0	Other regions
	China	9.7	Turkey	1.8
	Hong Kong	6.5	Israel	.4
	India	3.6		2.2

			Percent of net assets
Largest equity	Royal Dutch Shell	4.53%	Zurich	2.52%
securities[2]	Novartis	3.18	E.ON	2.49
	HDFC Bank	2.92	Daiichi Sankyo	2.47
	Rio Tinto	2.61	Airbus Group	2.11
	Luckin Coffee	2.59	Sun Hung Kai Properties	2.11

20     American Funds Insurance Series

International Growth and Income Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[3]
a $1,000 investment					Lifetime	Expense
		1 year	5 years	10 years	(since November 18, 2008)	ratio
	Class 1	23.06%	5.73%	5.79%	9.32%	.67%
	Class 1A	22.76	5.49	5.53	9.06	.92
	Class 2	22.76	5.46	5.52	9.04	.92
	Class 4	22.47	5.20	5.30	8.81	1.17

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]

The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, gained 18.16% for the 12 months ended December 31, 2019. During the same period, the MSCI ACWI (All Country World Index)1, free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), gained 26.60%. The Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, gained 8.72%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 gained 21.21%. The Lipper Global Equity Income Funds Average4, a measure of similar funds, was up 21.01%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

In the equity portfolio, the top contributors in relative terms were the utilities and consumer discretionary sectors. American Tower added the most to the fund’s relative returns as it notched higher returns than the general market.

On the downside, the information technology sector, which comprised the second-largest share of the fund’s equity holdings, detracted from returns. The fund’s top detractor to relative returns was information technology company Apple. The fund had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year. The fund’s fixed income portfolio was a drag on relative results.

The current market environment is rife with uncertainty. Given that the U.S. is late in the economic cycle, the fund’s portfolio managers are paying close attention to companies’ leverage and are more sharply focused on monitoring balance sheets. They seek to avoid companies that take on debt to pay dividends, and are focused on identifying companies with strong business models and a commitment to paying and growing dividends over time. Higher interest rates should also allow portfolio managers to reinvest bond coupon payments into higher yielding securities, thereby generating more income from the bond portfolio.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Short-term securities & other
	United States	52.8%	Netherlands	1.0%	assets less liabilities	8.5%
	Canada	2.5	Other	1.4
		55.3		24.9	Total	100.0%
	Europe		Asia/Pacific Basin
	United Kingdom	12.4	Hong Kong	4.0
	France	3.3	Taiwan	2.6
	Switzerland	2.9	Japan	2.3
	Italy	1.6	China	1.6
	Sweden	1.2	Other	.8
	Denmark	1.1		11.3

22     American Funds Insurance Series

Capital Income Builder

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[5]
a $1,000 investment				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2014)	expense ratio	expense ratio
	Class 1	18.16%	5.13%	4.53%	.54%	.28%
	Class 1A	17.90	4.87	4.28	.79	.53
	Class 2	17.89	4.94	4.37	.79	.53
	Class 4	17.62	4.61	4.01	1.04	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data Sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 21.54% for the 12 months ended December 31, 2019. Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was up 31.49% over the same period, while the Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 8.72%. A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index3, gained 22.18%. Effective May 1, 2020, the fund has elected to use the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Investments in the financials sector — one of the fund’s largest sector holdings — contributed to the fund’s relative returns. Within financials, Arch Capital Group, Berkshire Hathaway and Apollo boosted results, as all three companies had at least double-digit returns that outpaced the general market. On the downside, health care stock AbbVie detracted from relative returns as its best-selling drug Humira faced generic competition. The fund’s fixed income investments somewhat detracted from relative returns due to duration positioning and security selection.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Percent of net assets
Largest equity	Microsoft	3.96%	Northrop Grumman	1.82%
securities[4]	Broadcom	2.42	Johnson & Johnson	1.70
	UnitedHealth Group	2.16	Humana	1.69
	ASML	2.09	Boeing	1.68
	Philip Morris International	1.94	Charter Communications	1.67

24     American Funds Insurance Series

Asset Allocation Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[5]
a $1,000 investment					Lifetime	Expense
		1 year	5 years	10 years	(since August 1,1989)	ratio
	Class 1	21.54%	8.59%	10.19%	8.63%	.31%
	Class 1A	21.19	8.33	9.92	8.36	.56
	Class 2	21.23	8.32	9.92	8.36	.56
	Class 3	21.30	8.40	10.00	8.44	.49
	Class 4	20.92	8.05	9.69	8.11	.81

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. Blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[4]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund gained 20.79% for the 12 months ended December 31, 2019. The MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), increased by 26.60%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of global investment-grade bonds (rated BBB/Baa and above), increased 6.84%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index,3 a blend of the two indexes, gained 18.55%.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared near record highs in December as the U.S. and China agreed to a limited trade war truce. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions.

The fund’s higher-than-index position relative to the top performing information technology sector as well as individual stock selection in that sector boosted the fund’s returns compared with the index. The fund’s fixed income investments also helped relative returns. On the downside, investments in tobacco company Altria detracted from the fund’s relative returns as its share price dipped lower than the broader market.

The fund’s portfolio managers exercise caution and continue to monitor cross-border trade discussions that could lead to further tensions on the one hand and central bank activity on the other, which could result in lower rates. Rate reductions could help mitigate some of the negative economic impacts of a reduction in global trade. Portfolio managers continue to stay the course of focusing on global research and stock-by-stock, bottom-up analysis.

Percent of net assets			Percent of net assets
Largest sectors	Information technology	13.8%	Largest fixed income	U.S. Treasury	11.7%
in common stock	Health care	11.0	holdings (by issuer)[4]	Japanese Government	4.0
holdings	Financials	9.5		Fannie Mae	.8
	Consumer staples	9.0		Italian Government	.8
	Industrials	7.4		Greek Government	.7

Percent of net assets
Currency				Forward	Short–term
diversification		Equity	Bonds &	currency	securities & other
		securities	notes	contracts	assets less liabilities	Total
	U.S. dollars	32.6%	18.5%	(1.0)%	3.2%	53.3%
	Euros	8.6	3.8	1.4	—	13.8
	British pounds	7.3	.3	.8	.1	8.5
	Japanese yen	2.8	4.4	—	—	7.2
	Swiss francs	4.4	—	—	—	4.4
	New Taiwan dollars	2.2	—	—	—	2.2
	Hong Kong dollars	2.0	—	—	—	2.0
	Danish krone	1.3	.2	—	—	1.5
	Canadian dollars	.6	.3	—	.3	1.2
	Brazilian Real	1.1	.2	(.2)	—	1.1
	Other currencies	1.3	4.5	(1.0)	—	4.8
						100.0%

Percent of net assets
Largest equity	Merck	2.42%	Microsoft	1.79%
securities[4]	ASML	2.35	Nestlé	1.59
	AstraZeneca	2.34	British American Tobacco	1.52
	TSMC	2.18	Altria	1.40
	Broadcom	1.94	JPMorgan Chase	1.40

26     American Funds Insurance Series

Global Balanced Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[5]
a $1,000 investment				Lifetime	Expense
		1 year	5 years	(since May 2, 2011)	ratio
	Class 1	20.79%	7.25%	6.49%	.73%
	Class 1A	20.54	7.02	6.24	.98
	Class 2	20.44	6.97	6.21	.98
	Class 4	20.21	6.76	6.09	1.23

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]

Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[4]

The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[5]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 9.70% for the 12 months ended December 31, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index1, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 8.72%.

The Federal Reserve began the year by pausing its rate hike campaign in response to market turbulence at the end of 2018. It then began to cut the federal funds rate over the summer. It reduced the rate three times to end the year with the target in a range of 1.50%-1.75%.

Security selection within agency mortgage backed pass-through securities was the primary detractor from relative results over the period. On the positive side, the fund benefitted from active duration management as interest rates declined over the period. Sector selection was also a positive factor as out-of-benchmark investments in Treasury Inflation Protected Securities (TIPS), investment grade corporate bonds, high yield, and emerging markets all helped results.

With the current economic expansion now more than 10 years old, it is the longest in the post-war period. While we expect the expansion to continue in 2020, late cycle economies may be susceptible to risks or idiosyncratic problems throwing them off balance. For that reason, we feel strongly that a core bond fund like Bond Fund should remain conservatively positioned with a long-term focus. Managers remain committed to pursuing all four roles of fixed income: income, diversification from equities, capital preservation and inflation protection. We aim to manage a fund that will help to provide stability for your portfolio in any market environment.

			Percent of net assets
Largest holdings	U.S. Treasury	28.74%	Teva Pharmaceutical	1.92%
(by issuer)[2]	Fannie Mae	14.84	State of Illinois	1.52
	Freddie Mac	10.61	Broadcom	1.31
	Ginnie Mae	3.84	Southern California Edison	1.02
	UMBS	2.73	Japanese Government	1.02

28     American Funds Insurance Series

Bond Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[3]
a $1,000 investment					Lifetime	Expense
		1 year	5 years	10 years	(since January 2, 1996)	ratio
	Class 1	9.70%	3.31%	3.87%	4.72%	.40%
	Class 1A	9.36	3.06	3.62	4.46	.65
	Class 2	9.36	3.05	3.60	4.46	.65
	Class 4	9.08	2.78	3.36	4.21	.90

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]

The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund gained 8.08% for the 12 months ended December 31, 2019. This outpaced the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index1, which measures global investment-grade bonds (rated BBB/Baa and above) and increased 6.84%.

Government bonds advanced as central banks around the world cut interest rates in an attempt to blunt the negative effects of a trade war. After raising rates in 2018, the U.S. Federal Reserve abruptly changed course and cut rates three times in 2019. Many other central banks followed the same path, while the European Central Bank took rates further into negative territory. The Treasury curve ultimately steepened after some flattening amid declining yields. Credit saw very sizable returns, with investment-grade and high-yield bonds gaining more than 14%. U.S. corporate spreads tightened sharply, by 60 basis points, to end at 93 basis points on an option-adjusted basis. The federal funds rate ended the year between 1.50% and 1.75%.

Sector/industry allocation helped results relative to the market index, as did careful security selection and the fund’s chosen exposure to countries. Investments in government bonds from Greece and Mexico were the largest individual contributors to relative results while Argentine government bonds were among the larger individual detractors.

As growth in the U.S. moderates, the fund’s portfolio managers seek to identify long-term investments around the world such as in emerging markets where corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

			Percent of net assets
	Currency weighting (after hedging) by country		Non-U.S. government bonds by country
	United States[2]	42.7%	Japan		12.4%
	Eurozone[3]	20.7	Eurozone[3]:
	Japan	15.8	Italy	4.2
	United Kingdom	4.9	Greece	3.9
	Canada	2.2	Germany	1.3
	China	2.2	France	1.1
	Malaysia	1.6	Other	1.6	12.1
	Denmark	1.4	China		3.3
	India	1.2	India		1.8
	Australia	1.0	Malaysia		1.8
	Other	6.3	Brazil		1.6
	Total	100.0%	South Africa		1.5
			Romania		1.5
			Canada		1.4
			Mexico		1.4
			United Kingdom		1.3
			Israel		1.2
			Norway		1.2
			Other		9.7
			Total		52.2%

			Percent of net assets
Largest holdings	U.S. Treasury	13.81%	Canadian Government		2.29%
(by issuer)[4]	Japanese Government	12.38	Freddie Mac		2.21
	Greek Government	4.25	Chinese Government		1.97
	Italian Government	4.24	Malaysian Government		1.83
	Fannie Mae	2.93	China Development Bank		1.72

30     American Funds Insurance Series

Global Bond Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[6]
a $1,000 investment					Lifetime	Gross	Net
		1 year	5 years	10 years	(since October 4, 2006)	expense ratio	expense ratio
	Class 1	8.08%	2.54%	2.85%	4.07%	.59%	.50%
	Class 1A	7.75	2.33	2.61	3.82	.84	.75
	Class 2[7]	7.77	2.29	2.59	3.81	.84	.75
	Class 4	7.54	2.04	2.38	3.58	1.09	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 10.9%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Greece, Italy, Luxembourg, Portugal, the Netherlands and Spain.
[4]	The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[6]	Periods greater than one year are annualized.
[7]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

 American Funds Insurance Series     31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 12.85% for the 12 months ended December 31, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds and limits the exposure of an issuer to 2% was up 14.32%.

Bond returns were strong during the period. The Federal Reserve maintained its target rate for the first half of the year, but then reduced the target rate three times in the second half. The federal funds rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high yield market. We continue to monitor global central bank monetary policy actions, and believe that the higher yields and relatively short duration of high yield bonds should help mitigate any impact should rates begin to rise from current levels.

Percent of net assets
Largest holdings	Valeant Pharmaceuticals International	2.54%	Cleveland-Cliffs	1.65%
(by issuer)[2]	First Quantum Minerals	2.42	Tenet Healthcare	1.53
	Petsmart	2.19	Sprint Nextel	1.39
	Teva Pharmaceutical	1.90	Endo International	1.39
	Centene	1.86	CCO Holdings LLC and CCO Holdings Capital	1.37

32     American Funds Insurance Series

High-Income Bond Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[3]
a $1,000 investment					Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	12.85%	5.36%	6.51%	8.67%	.51%
	Class 1A	12.61	5.13	6.26	8.40	.76
	Class 2	12.55	5.09	6.25	8.40	.76
	Class 3	12.70	5.18	6.32	8.47	.69
	Class 4	12.27	4.82	6.03	8.14	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series      33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 5.30% for the 12 months ended December 31, 2019, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 6.35%.

Bond returns were strong. The Federal Reserve paused rate hikes for the first half of the year and cut three times in the second half. The federal funds target rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields.

Sector and security selection detracted from relative results, including holdings in U.S. Treasuries and interest rate swaps.

The fund’s portfolio managers remain focused on meeting the core objectives of the fund providing current income and protecting capital. The fund’s relatively low allocation to MBS Pass-Through securities, combined with an interest rate stance that anticipates that the yield curve will steepen, are positions that the portfolio managers expect will contribute to relative results in the future as markets evolve. More attractive valuations for mortgage investments are expected to emerge going forward amid a transition from our extended period of extremely low volatility to a more normal period of economic and asset price uncertainty.

34     American Funds Insurance Series

Mortgage Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[2]
a $1,000 investment				Lifetime	Gross	Net
		1 year	5 years	(since May 2, 2011)	expense ratio	expense ratio
	Class 1	5.30%	2.38%	2.68%	.48%	.30%
	Class 1A	5.09	2.14	2.43	.73	.55
	Class 2	5.04	2.12	2.43	.73	.55
	Class 4	4.80	1.88	2.24	.98	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 1.92% for the 12 months ended December 31, 2019, compared with a 2.69% rise in the Bloomberg Barclays Short-Term Government/Corporate Index1, which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector. With a focus on capital preservation and liquidity, the fund continues to be managed in a relatively conservative manner compared to the above-described index.

The fund’s returns were higher than in 2018 even as the Federal Reserve paused rate hikes for the first half of the year and cut three times in the second half. The federal funds rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields. Assuming the current interest rate environment and solid U.S. economic conditions persist, the fund has the potential to continue to provide income.

36     American Funds Insurance Series

Ultra-Short Bond Fund

Total returns based on	For periods ended December 31, 2019[2]
a $1,000 investment					Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	1.92%	0.81%	0.30%	3.39%	.37%
	Class 1A	1.92	0.71	0.12	3.16	.62
	Class 2	1.62	0.56	0.05	3.14	.62
	Class 3	1.76	0.62	0.12	3.21	.55
	Class 4	1.40	0.30	-0.13	2.90	.87

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

		Percent of net assets
Where the fund’s	Commercial paper	71.7%
assets were	Federal agency discount notes	14.7
invested as of	Bonds & notes of governments & government agencies outside the U.S.	10.0
December 31, 2019	U.S. Treasury bills	3.5
	Other assets less liabilities	.1
	Total	100.0%

American Funds Insurance Series     37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund rose 5.69% for the 12 months ended December 31, 2019, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, increased by 6.63%.

Bond returns were strong during the period. The Federal Reserve maintained its target rate for the first half of the year, but then reduced the target rate three times in the second half. The federal funds rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields.

During the period, the fund’s interest rate positioning detracted from relative returns, including investments in interest rate swaps.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes in the near future are unlikely as the Federal Reserve wants to extend the economic expansion and to also raise inflation closer to its stated “strong commitment” to a symmetric target of 2%. We believe this stance by the Federal Reserve can lead to a steepening yield curve and potentially higher inflation expectations.

38     American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[2]
					Lifetime	Expense
		1 year	5 years	10 years	(since December 2, 1985)	ratio
	Class 1	5.69%	2.35%	2.97%	5.71%	.38%
	Class 1A	5.42	2.13	2.74	5.45	.63
	Class 2	5.31	2.07	2.72	5.45	.63
	Class 3	5.49	2.15	2.79	5.52	.56
	Class 4	5.14	1.83	2.51	5.20	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series     39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 22.01% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate Aggressive1 was up 20.47%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments in communication services added to relative returns, while investments in consumer discretionary detracted from the fund’s relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio
	Class P1	22.01%	9.87%	9.94%	.79%	.74%
	Class P2	21.74	9.55	9.62	1.04	.99

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40     American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 17.91% for the 12 months ended December 31, 2019, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive1, which increased 18.78%. The MSCI ACWI (All Country World Index) ex USA2 increased by 21.51%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s security selection and a lower-than-index position in the communication services sector added to relative returns, while stock selection in the materials sector detracted from relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio
	Class P1	17.91%	4.62%	3.94%	.97%	.89%
	Class P2	17.64	4.19	3.55	1.22	1.14

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series     41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 14.14% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate1 was up 19.14%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Blue Chip Income and Growth Fund’s investments in the real estate sector added to relative returns, while investments in health care detracted from the fund’s relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio
	Class P1	14.14%	5.33%	7.09%	.84%	.79%
	Class P2	13.88	4.96	6.72	1.09	1.04

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42     American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 19.14% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate1 was up 19.14%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments in industrials added to relative returns, while investments in materials detracted from the fund’s relative results. At the security level within the materials sector, a top detractor from relative results included Vale in the metals and mining industry.

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[3]
a $1,000 investment				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio
	Class P1	19.14%	7.80%	8.97%	.73%	.68%
	Class P2	18.84	7.47	8.63	.98	.93

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series     43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 18.25% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate Conservative1 was up 18.05%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investments in the financials sector added to relative returns, while investments in health care detracted from the fund’s relative results.

44     American Funds Insurance Series

Managed Risk Asset Allocation Fund

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2019[4]
a $1,000 investment				Lifetime	Gross	Net
		1 year	5 years	(since September 28, 2012)	expense ratio	expense ratio
	Class P1	18.25%	6.72%	8.00%	.71%	.66%
	Class P2	17.98	6.45	7.73	.96	.91

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series     45

Global Growth Fund

Summary investment portfolio December 31, 2019

			Value
Common stocks 96.83%		Shares	(000)
Information	ASML Holding NV1	648,442	$193,113
technology	ASML Holding NV (New York registered)	510,500	151,077
29.11%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	27,188,000	301,093
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	19,463
	Microsoft Corp.	1,999,800	315,368
	Visa Inc., Class A	1,142,800	214,732
	Broadcom Inc.	487,050	153,918
	Temenos AG1	637,000	100,711
	Paycom Software, Inc.[2]	357,000	94,519
	SimCorp AS1	425,000	48,292
	Adyen NV1,2	56,700	46,656
	PagSeguro Digital Ltd., Class A2	1,340,900	45,805
	Adobe Inc.[2]	135,000	44,524
	Amphenol Corp., Class A	373,500	40,424
	Other securities		209,884
			1,979,579

Consumer	Amazon.com, Inc.[2]	173,800	321,155
discretionary	Alibaba Group Holding Ltd.[1,2]	6,844,000	181,984
17.93%	Takeaway.com NV1,2	740,000	68,355
	Just Eat PLC[1,2]	5,292,000	58,725
	Ocado Group PLC[1,2]	3,115,000	52,890
	Naspers Ltd., Class N1	277,000	45,276
	Moncler SpA[1]	915,000	41,155
	NIKE, Inc., Class B	370,500	37,535
	Other securities		412,427
			1,219,502

Health care	UnitedHealth Group Inc.	324,200	95,308
10.91%	AstraZeneca PLC[1]	721,300	72,165
	Merck & Co., Inc.	775,600	70,541
	Boston Scientific Corp.[2]	1,373,700	62,119
	Pfizer Inc.	1,424,000	55,792
	DexCom, Inc.[2]	253,000	55,341
	Fisher & Paykel Healthcare Corp. Ltd.[1]	3,680,000	55,222
	Mettler-Toledo International Inc.[2]	65,000	51,563
	Other securities		224,092
			742,143

Financials	AIA Group Ltd.[1]	13,206,300	138,952
10.30%	Kotak Mahindra Bank Ltd.[1]	3,917,000	92,383
	JPMorgan Chase & Co.	614,600	85,675
	MarketAxess Holdings Inc.	211,000	79,992
	Tradeweb Markets Inc., Class A	1,501,303	69,586
	Other securities		233,882
			700,470

Consumer staples	British American Tobacco PLC[1]	2,970,800	126,572
8.12%	Nestlé SA1	739,650	80,131
	Philip Morris International Inc.	919,500	78,240
	Altria Group, Inc.	1,125,000	56,149
	Keurig Dr Pepper Inc.	1,624,000	47,015
	Other securities		163,686
			551,793

46     American Funds Insurance Series

Global Growth Fund

			Value
Common stocks		Shares	(000)
Communication	Alphabet Inc., Class A2	115,600	$154,833
services	Alphabet Inc., Class C2	71,052	94,998
7.87%	Tencent Holdings Ltd.[1]	2,230,000	107,572
	Facebook, Inc., Class A2	421,640	86,542
	Nintendo Co., Ltd.[1]	137,400	55,461
	Other securities		35,926
			535,332

Industrials	Airbus SE, non-registered shares[1]	1,093,500	160,436
7.76%	MTU Aero Engines AG1	167,000	47,688
	Geberit AG1	65,000	36,490
	Other securities		282,712
			527,326

Materials	Sherwin-Williams Co.	155,500	90,740
2.73%	Other securities		95,059
			185,799

Energy	Reliance Industries Ltd.[1]	1,795,200	38,132
2.02%	Other securities		99,232
			137,364

Utilities	Other securities		5,646
0.08%	Total common stocks (cost: $3,768,489,000)		6,584,954

Preferred securities 1.66%
Health care	Sartorius AG, nonvoting preferred, non-registered shares[1]	381,500	81,675
1.20%

Information	Other securities		30,909
technology	Total preferred securities (cost: $43,479,000)		112,584
0.46%

Short-term securities 2.01%
Money market investments 2.01%
	Capital Group Central Cash Fund 1.73%[3]	1,371,403	137,140
	Total short-term securities (cost: $136,878,000)		137,140

	Total investment securities 100.50% (cost: $3,948,846,000)		6,834,678
	Other assets less liabilities (0.50)%		(34,231)
	Net assets 100.00%		$6,800,447

American Funds Insurance Series     47

Global Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $3,312,961,000, which represented 48.72% of the net assets of the fund. This amount includes $3,300,466,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

48     American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2019

			Value
Common stocks 94.84%		Shares	(000)
Health care	Insulet Corp.[1]	815,300	$139,579
22.15%	GW Pharmaceuticals PLC (ADR)[1]	823,718	86,128
	Notre Dame Intermédica Participações SA	4,228,500	71,742
	Haemonetics Corp.[1]	619,200	71,146
	Allakos Inc.[1,2]	683,880	65,215
	CONMED Corp.	581,200	64,996
	Integra LifeSciences Holdings Corp.[1]	906,825	52,850
	Mani, Inc.[3]	1,632,529	46,675
	Cortexyme, Inc.[1,2]	695,324	39,035
	iRhythm Technologies, Inc.[1]	515,500	35,100
	PRA Health Sciences, Inc.[1]	306,100	34,023
	New Frontier Health Corp., Class A1,3,4	2,680,000	26,666
	Other securities		290,189
			1,023,344

Information	Cree, Inc.[1]	1,199,900	55,375
technology	Ceridian HCM Holding Inc.[1]	799,400	54,263
18.84%	Net One Systems Co., Ltd.[3]	1,556,965	40,002
	Network International Holdings PLC[1,3]	4,570,562	38,792
	Avast PLC[3]	5,839,000	35,104
	Alteryx, Inc., Class A1	340,000	34,024
	SimCorp AS3	297,250	33,776
	Bechtle AG, non-registered shares[3]	226,305	31,756
	Carel Industries SpA[2,3]	1,947,251	30,292
	Qorvo, Inc.[1]	241,800	28,104
	Appfolio, Inc., Class A1	251,270	27,627
	Other securities		461,432
			870,547

Industrials	International Container Terminal Services, Inc.[3]	23,981,620	60,824
14.87%	Nihon M&A Center Inc.[3]	1,710,692	59,090
	VARTA AG, non-registered shares[1,3]	280,402	38,232
	Meggitt PLC[3]	3,321,300	28,942
	Tomra Systems ASA[3]	857,587	27,197
	Marel hf., non-registered shares (ISK denominated)[3]	4,899,903	24,908
	Marel hf., non-registered shares (EUR denominated)[1,3]	333,333	1,705
	Other securities		445,981
			686,879

Consumer	frontdoor, inc.[1]	1,355,200	64,264
discretionary	Luckin Coffee Inc., Class A (ADR)[1,2]	1,472,220	57,947
14.63%	Helen of Troy Ltd.[1]	283,000	50,881
	Mattel, Inc.[1,2]	3,338,800	45,241
	Wyndham Hotels & Resorts, Inc.	631,500	39,664
	Five Below, Inc.[1]	305,000	38,997
	Melco International Development Ltd.[3]	12,619,000	35,517
	GVC Holdings PLC[3]	2,934,000	34,409
	Thor Industries, Inc.	446,000	33,133
	Other securities		275,830
			675,883

American Funds Insurance Series     49

Global Small Capitalization Fund

			Value
Common stocks (continued)		Shares	(000)
Financials	Cannae Holdings, Inc.[1]	1,625,000	$60,434
7.69%	Kotak Mahindra Bank Ltd.[3]	2,448,225	57,742
	Essent Group Ltd.	750,841	39,036
	Trupanion, Inc.[1,2]	973,800	36,479
	IndusInd Bank Ltd.[3]	1,579,646	33,434
	Other securities		128,424
			355,549

Real estate	Altus Group Ltd.	932,800	27,268
3.98%	MGM Growth Properties LLC REIT, Class A	864,500	26,773
	Embassy Office Parks REIT[3]	4,509,000	26,767
	Other securities		102,925
			183,733

Materials	Allegheny Technologies Inc.[1]	1,413,900	29,211
3.89%	Other securities		150,334
			179,545

Communication	Altice Europe NV, Class A1,3	4,363,000	28,195
services	Other securities		117,732
3.16%			145,927

Consumer staples	Other securities		123,044
2.66%

Energy	Other securities		73,080
1.58%

Utilities	ENN Energy Holdings Ltd.[3]	4,262,900	46,609
1.39%	Other securities		17,485
			64,094
	Total common stocks (cost: $3,225,972,000)		4,381,625

Preferred securities 1.02%
Other	Other securities		47,209
1.02%	Total preferred securities (cost: $36,660,000)		47,209

Rights & warrants 0.00%
Health care	Other securities		53
0.00%	Total rights & warrants (cost: $0)		53

50     American Funds Insurance Series

Global Small Capitalization Fund

		Value
Short-term securities 6.03%	Shares	(000)
Money market investments 6.03%
Capital Group Central Cash Fund 1.73%[5]	1,926,005	$192,600
Fidelity Institutional Money Market Funds - Government Portfolio 1.49%[5,6]	11,671,469	11,672
Goldman Sachs Financial Square Government Fund 1.50%[5,6]	9,901,092	9,901
Invesco - Short-term Investments Trust - Government & Agency Portfolio 1.50%[5,6]	13,138,720	13,139
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.51%[5,6]	51,521,183	51,521
		278,833
Total short-term securities (cost: $278,593,000)		278,833

Total investment securities 101.89% (cost: $3,541,225,000)		4,707,720
Other assets less liabilities (1.89)%		(87,447)
Net assets 100.00%		$4,620,273

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $44,058,000, an aggregate cost of $37,986,000, and which represented .95% of the net assets of the fund) were acquired from 5/1/2015 to 12/26/2019 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2019, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain	depreciation	income	12/31/2019
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Common stocks 0.28%
Health care 0.28%
NuCana PLC (ADR)[1,2]	2,067,724	15,980	—	2,083,704	$—	$(17,366)	$—	$12,711

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,“ was $102,111,000, which represented 2.21% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,960,603,000, which represented 42.43% of the net assets of the fund. This amount includes $1,889,826,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $41,018,000, which represented .89% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 12/31/2019.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts
EUR = Euros
ISK = Icelandic kronor

See notes to financial statements.

American Funds Insurance Series     51

Growth Fund

Summary investment portfolio December 31, 2019

			Value
Common stocks 96.25%		Shares	(000)
Information	Microsoft Corp.	10,468,400	$1,650,867
technology	Broadcom Inc.	2,430,100	767,960
25.15%	ASML Holding NV (New York registered)	1,161,800	343,823
	ASML Holding NV1	985,000	293,343
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	30,792,000	341,005
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	140,578
	Visa Inc., Class A	2,256,600	424,015
	RingCentral, Inc., Class A2	1,557,200	262,653
	ServiceNow, Inc.[2]	921,500	260,158
	Intel Corp.	4,013,000	240,178
	Autodesk, Inc.[2]	1,096,000	201,072
	Fiserv, Inc.[2]	1,573,600	181,955
	Workday, Inc., Class A2	987,000	162,312
	Mastercard Inc., Class A	538,000	160,641
	Other securities		1,729,830
			7,160,390

Communication	Facebook, Inc., Class A2	7,578,400	1,555,467
services	Netflix, Inc.[2]	3,251,160	1,051,978
18.20%	Alphabet Inc., Class C2	552,300	738,436
	Alphabet Inc., Class A2	157,500	210,954
	Charter Communications, Inc., Class A2	946,280	459,021
	T-Mobile US, Inc.[2]	4,885,000	383,082
	Activision Blizzard, Inc.	6,317,500	375,386
	Comcast Corp., Class A	5,135,900	230,961
	Other securities		175,162
			5,180,447

Health care	UnitedHealth Group Inc.	3,190,800	938,031
16.70%	Intuitive Surgical, Inc.[2]	1,049,100	620,176
	Regeneron Pharmaceuticals, Inc.[2]	1,341,000	503,519
	Humana Inc.	1,269,500	465,297
	Vertex Pharmaceuticals Inc.[2]	1,434,579	314,101
	Boston Scientific Corp.[2]	5,085,000	229,944
	Centene Corp.[2]	3,484,800	219,089
	Thermo Fisher Scientific Inc.	534,500	173,643
	Cigna Corp.	739,902	151,303
	Seattle Genetics, Inc.[2]	1,248,154	142,614
	Other securities		995,508
			4,753,225

Consumer	Amazon.com, Inc.[2]	557,016	1,029,276
discretionary	Tesla, Inc.[2]	1,908,500	798,383
11.29%	Home Depot, Inc.	1,206,000	263,366
	Other securities		1,122,701
			3,213,726

Financials	Goldman Sachs Group, Inc.	1,052,400	241,978
8.49%	JPMorgan Chase & Co.	1,343,000	187,214
	Wells Fargo & Co.	3,011,800	162,035
	Legal & General Group PLC[1]	40,158,246	161,788
	First Republic Bank	1,376,000	161,611
	PNC Financial Services Group, Inc.	919,800	146,828
	Bank of America Corp.	4,015,000	141,408
	Intercontinental Exchange, Inc.	1,490,900	137,983
	Other securities		1,075,635
			2,416,480

52     American Funds Insurance Series

Growth Fund

			Value
Common stocks		Shares	(000)
Industrials	TransDigm Group Inc.	689,000	$385,840
6.44%	MTU Aero Engines AG1	1,034,033	295,275
	CSX Corp.	1,882,200	136,196
	Airbus SE, non-registered shares[1]	920,327	135,028
	Other securities		882,578
			1,834,917

Materials	Other securities		806,455
2.83%

Consumer staples	Altria Group, Inc.	3,140,182	156,727
2.72%	Costco Wholesale Corp.	522,900	153,691
	Kerry Group PLC, Class A1	1,100,000	136,951
	Other securities		326,896
			774,265

Energy	Other securities		698,230
2.45%

Real estate	Equinix, Inc. REIT	440,100	256,887
1.71%	Other securities		229,970
			486,857

Utilities	Other securities		77,731
0.27%	Total common stocks (cost: $14,882,833,000)		27,402,723

		Principal amount
Convertible bonds 0.09%		(000)
Consumer staples	Other securities		25,000
0.09%	Total convertible bonds (cost: $25,000,000)		25,000

Short-term securities 3.87%		Shares
Money market investments 3.87%
	Capital Group Central Cash Fund 1.73%[3]	11,024,924	1,102,492
	Total short-term securities (cost: $1,102,383,000)		1,102,492

	Total investment securities 100.21% (cost: $16,010,216,000)		28,530,215
	Other assets less liabilities (0.21)%		(60,556)
	Net assets 100.00%		$28,469,659

American Funds Insurance Series     53

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $38,849,000, an aggregate cost of $37,000,000, and which represented .14% of the net assets of the fund) was acquired on 12/21/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $2,186,070,000, which represented 7.68% of the net assets of the fund. This amount includes $2,122,221,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

54     American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2019

			Value
Common stocks 92.87%		Shares	(000)
Financials	AIA Group Ltd.[1]	40,985,700	$431,237
16.40%	HDFC Bank Ltd.[1]	17,086,200	304,509
	HDFC Bank Ltd. (ADR)	531,294	33,668
	Kotak Mahindra Bank Ltd.[1]	8,121,048	191,537
	Axis Bank Ltd.[1]	7,270,300	75,310
	Axis Bank Ltd.[1,2]	3,222,055	34,069
	BNP Paribas SA1	1,722,058	102,509
	Ping An Insurance (Group) Co. of China, Ltd., Class H1	6,867,600	81,355
	Other securities		398,032
			1,652,226

Consumer	Alibaba Group Holding Ltd. (ADR)[3]	1,635,100	346,805
discretionary	Sony Corp.[1]	2,051,700	139,653
13.95%	MercadoLibre, Inc.[3]	190,000	108,669
	Meituan Dianping, Class B1,3	7,500,347	98,223
	Kering SA1	139,238	91,726
	Galaxy Entertainment Group Ltd.[1]	11,306,000	83,334
	Ryohin Keikaku Co., Ltd.[1]	3,319,000	77,413
	Other securities		460,340
			1,406,163

Industrials	Airbus SE, non-registered shares[1]	2,723,949	399,652
13.85%	Recruit Holdings Co., Ltd.[1]	3,871,300	145,678
	Melrose Industries PLC[1]	37,984,233	121,412
	Safran SA1	523,100	81,088
	Rheinmetall AG1	639,400	73,528
	Rolls-Royce Holdings PLC[1,3]	8,080,688	73,172
	Knorr-Bremse AG, non-registered shares[1]	703,099	71,566
	Komatsu Ltd.[1]	2,880,500	69,061
	Other securities		360,594
			1,395,751

Health care	Novartis AG1	2,624,133	248,617
12.43%	Daiichi Sankyo Co., Ltd.[1]	2,160,000	142,631
	Chugai Pharmaceutical Co., Ltd.[1]	1,243,500	114,531
	Takeda Pharmaceutical Co. Ltd.[1]	2,859,865	113,302
	Grifols, SA, Class A, non-registered shares[1]	2,656,981	93,813
	Grifols, SA, Class B (ADR)	793,690	18,485
	Alcon Inc.[1,3]	1,903,239	107,818
	Fresenius SE & Co. KGaA[1]	1,819,000	102,675
	Teva Pharmaceutical Industries Ltd. (ADR)[3]	7,216,598	70,723
	Other securities		239,573
			1,252,168

Information	ASML Holding NV1	682,174	203,158
technology	Samsung Electronics Co., Ltd.[1]	3,702,250	178,390
7.24%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	6,183,000	68,474
	Other securities		279,537
			729,559

Materials	Vale SA, ordinary nominative (ADR)	15,349,717	202,616
6.73%	Vale SA, ordinary nominative	102,481	1,358
	Asahi Kasei Corp.[1]	12,779,780	143,397
	Other securities		330,520
			677,891

American Funds Insurance Series     55

International Fund

			Value
Common stocks (continued)		Shares	(000)
Consumer staples	Pernod Ricard SA1	785,326	$140,578
6.72%	Nestlé SA1	1,142,100	123,731
	Kirin Holdings Co., Ltd.[1]	4,041,800	88,154
	KOSÉ Corp.[1]	458,100	66,954
	Other securities		257,726
			677,143

Communication	SoftBank Group Corp.[1]	4,168,200	181,469
services	Tencent Holdings Ltd.[1]	2,555,987	123,297
4.91%	Altice Europe NV, Class A1,3	13,236,760	85,540
	Other securities		104,327
			494,633

Energy	Reliance Industries Ltd.[1]	5,591,364	118,767
4.86%	Royal Dutch Shell PLC, Class B1	2,148,307	64,014
	Oil Search Ltd.[1]	13,449,600	68,611
	Other securities		238,598
			489,990

Utilities	ENN Energy Holdings Ltd.[1]	14,004,000	153,115
3.56%	China Gas Holdings Ltd.[1]	24,134,000	90,467
	E.ON SE1	7,101,000	75,944
	Other securities		39,455
			358,981

Real estate	China Overseas Land & Investment Ltd.[1]	23,746,000	92,741
2.22%	Other securities		130,568
			223,309
	Total common stocks (cost: $6,922,555,000)		9,357,814

Preferred securities 1.20%
Health care	Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]	3,026,230	70,526
0.70%

Financials	Other securities		50,234
0.50%	Total preferred securities (cost: $99,792,000)		120,760

Rights & warrants 0.23%
Health care	Other securities		22,939
0.23%	Total rights & warrants (cost: $13,238,000)		22,939

		Principal amount
Bonds, notes & other debt instruments 0.44%		(000)
Corporate bonds & notes 0.33%
Other	Other securities		33,135
0.33%

56     American Funds Insurance Series

International Fund

		Principal amount	Value
Bonds, notes & other debt instruments		(000)	(000)
Bonds & notes of governments outside the U.S. 0.11%
Bonds & notes	Other securities		$11,194
of governments &	Total bonds, notes & other debt instruments (cost: $38,713,000)		44,329
government agencies
outside the U.S.
0.11%

Short-term securities 5.41%		Shares
Money market investments 5.41%
	Capital Group Central Cash Fund 1.73%[4]	5,444,569	544,457
	Total short-term securities (cost: $544,206,000)		544,457

	Total investment securities 100.15% (cost: $7,618,504,000)		10,090,299
	Other assets less liabilities (0.15)%		(14,868)
	Net assets 100.00%		$10,075,431

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes securities (with an aggregate value of $49,827,000, which represented .49% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts
				Unrealized
Contract amount				depreciation
Purchases	Sales		Settlement	at 12/31/2019
(000)	(000)	Counterparty	date	(000)
USD17,024	GBP12,948	Barclays Bank PLC	1/9/2020	$(131)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $8,247,137,000, which represented 81.85% of the net assets of the fund. This amount includes $8,199,688,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[3]	Security did not produce income during the last 12 months.
[4]	Rate represents the seven-day yield at 12/31/2019.

				Percent
	Acquisition	Cost	Value	of net
Private placement security	date	(000)	(000)	assets
Axis Bank Ltd.	11/14/2017	$17,232	$34,069.34%

Key to abbreviations and symbol

ADR = American Depositary Receipts
GBP = British pounds
USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series     57

New World Fund

Summary investment portfolio December 31, 2019

			Value
Common stocks 88.36%		Shares	(000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,405,000	$104,155
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	250,000	14,525
23.02%	PagSeguro Digital Ltd., Class A2	2,921,023	99,782
	Microsoft Corp.	538,524	84,925
	StoneCo Ltd., Class A2	1,780,826	71,037
	Keyence Corp.[1]	140,000	49,553
	Broadcom Inc.	156,350	49,410
	Visa Inc., Class A	223,400	41,977
	PayPal Holdings, Inc.[2]	353,000	38,184
	EPAM Systems, Inc.[2]	158,100	33,543
	Adobe Inc.[2]	100,400	33,113
	Largan Precision Co., Ltd.[1]	181,000	30,243
	Autodesk, Inc.[2]	146,100	26,804
	Mastercard Inc., Class A	79,800	23,827
	Halma PLC[1]	843,000	23,666
	Other securities		140,773
			865,517

Financials	HDFC Bank Ltd.[1]	4,410,200	78,598
13.11%	Kotak Mahindra Bank Ltd.[1]	2,942,900	69,409
	B3 SA - Brasil, Bolsa, Balcao	5,593,400	59,748
	AIA Group Ltd.[1]	5,316,600	55,939
	Sberbank of Russia PJSC (ADR)[1]	1,371,100	22,560
	Sberbank of Russia PJSC (ADR)	682,500	11,193
	HDFC Life Insurance Co. Ltd.[1]	3,387,520	29,718
	XP Inc., Class A2	725,900	27,962
	Bank Central Asia Tbk PT1	9,869,000	23,709
	Other securities		114,102
			492,938

Energy	Reliance Industries Ltd.[1]	11,548,513	245,304
9.90%	Royal Dutch Shell PLC, Class B1	1,126,400	33,564
	Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	1,429,000	22,778
	Other securities		70,542
			372,188

Health care	Notre Dame Intermédica Participações SA	2,800,868	47,520
9.15%	BioMarin Pharmaceutical Inc.[2]	389,600	32,941
	Carl Zeiss Meditec AG, non-registered shares[1]	216,552	27,619
	AstraZeneca PLC[1]	269,800	26,993
	Yunnan Baiyao Group Co., Ltd., Class A1	2,000,000	25,699
	Abbott Laboratories	263,000	22,844
	Illumina, Inc.[2]	67,000	22,227
	Other securities		138,229
			344,072

Materials	Vale SA, ordinary nominative	2,881,660	38,182
8.32%	Vale SA, ordinary nominative (ADR)	1,976,000	26,083
	Freeport-McMoRan Inc.	3,945,000	51,758
	Fortescue Metals Group Ltd.[1]	4,618,395	34,809
	UPM-Kymmene Oyj[1]	894,000	30,984
	First Quantum Minerals Ltd.	2,305,000	23,377
	Other securities		107,595
			312,788

58     American Funds Insurance Series

New World Fund

			Value
Common stocks		Shares	(000)
Consumer	Alibaba Group Holding Ltd.[1,2]	1,355,096	$36,032
discretionary	Alibaba Group Holding Ltd. (ADR)[2]	30,300	6,427
7.02%	Melco Resorts & Entertainment Ltd. (ADR)	931,500	22,514
	Marriott International, Inc., Class A	144,800	21,927
	Other securities		177,095
			263,995

Communication	Facebook, Inc., Class A2	268,000	55,007
services	Alphabet Inc., Class C2	23,220	31,046
5.88%	Alphabet Inc., Class A2	10,000	13,394
	Other securities		121,865
			221,312

Consumer staples	Kweichow Moutai Co., Ltd., Class A1	334,161	56,813
5.58%	Nestlé SA1	333,296	36,108
	Treasury Wine Estates Ltd.[1]	2,885,454	32,974
	Other securities		83,858
			209,753

Industrials	Airbus SE, non-registered shares[1]	276,729	40,601
4.40%	Shanghai International Airport Co., Ltd., Class A1	2,014,760	22,791
	Nidec Corp.[1]	165,000	22,540
	Other securities		79,556
			165,488

Real estate	Other securities		41,216
1.09%

Utilities	Other securities		33,336
0.89%	Total common stocks (cost: $2,372,140,000)		3,322,603

Preferred securities 1.90%
Industrials	Azul SA, preferred nominative (ADR)[2]	433,223	18,542
0.65%	Azul SA, preferred nominative[2]	419,250	6,074
			24,616

Other	Other securities		46,788
1.25%	Total preferred securities (cost: $50,498,000)		71,404

Rights & warrants 0.70%
Other	Other securities		26,479
0.70%	Total rights & warrants (cost: $15,629,000)		26,479

		Principal amount
Bonds, notes & other debt instruments 2.57%		(000)
Bonds & notes of governments & government agencies outside the U.S. 2.35%
	Other securities		88,624

American Funds Insurance Series     59

New World Fund

		Principal amount	Value
Bonds, notes & other debt instruments (continued)		(000)	(000)
Corporate bonds & notes 0.22%
Other	Other securities		$8,190
0.22%	Total corporate bonds & notes		8,190
	Total bonds, notes & other debt instruments (cost: $92,583,000)		96,814

Short-term securities 6.56%		Shares
Money market investments 6.35%
	Capital Group Central Cash Fund 1.73%[3]	2,386,731	238,673

		Principal amount
		(000)
Other short-term securities 0.21%
	Other securities		7,930
	Total short-term securities (cost: $251,630,000)		246,603

	Total investment securities 100.09% (cost: $2,782,480,000)		3,763,903
	Other assets less liabilities (0.09)%		(3,492)
	Net assets 100.00%		$3,760,411

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes securities (with an aggregate value of $61,434,000, which represented 1.63% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. “Other securities“ also includes securities on loan. The total value of securities on loan was $2,679,000, which represented .07% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,928,580,000, which represented 51.29% of the net assets of the fund. This amount includes $1,899,554,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

60     American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2019

			Value
Common stocks 96.37%		Shares	(000)
Health care	Abbott Laboratories	5,266,500	$457,448
21.60%	UnitedHealth Group Inc.	1,137,000	334,255
	AbbVie Inc.	3,603,660	319,068
	Amgen Inc.	1,194,510	287,961
	Gilead Sciences, Inc.	2,845,712	184,914
	Teva Pharmaceutical Industries Ltd. (ADR)[1]	10,333,800	101,271
	Humana Inc.	259,000	94,929
	Medtronic PLC	700,000	79,415
	Other securities		146,171
			2,005,432

Information	Microsoft Corp.	2,469,200	389,393
technology	QUALCOMM Inc.	2,846,800	251,173
15.66%	Broadcom Inc.	575,100	181,743
	Apple Inc.	400,000	117,460
	Mastercard Inc., Class A	337,000	100,625
	Intel Corp.	1,680,000	100,548
	Texas Instruments Inc.	780,000	100,066
	Accenture PLC, Class A	400,000	84,228
	Automatic Data Processing, Inc.	338,500	57,715
	Other securities		70,326
			1,453,277

Energy	Exxon Mobil Corp.	4,883,200	340,750
13.73%	EOG Resources, Inc.	3,208,800	268,769
	Diamondback Energy, Inc.	1,320,033	122,578
	Schlumberger Ltd.	2,602,000	104,600
	Baker Hughes Co., Class A	3,942,000	101,034
	Concho Resources Inc.	859,500	75,266
	TC Energy Corp.	1,350,000	71,969
	Royal Dutch Shell PLC, Class B (ADR)	1,134,000	68,006
	Other securities		121,236
			1,274,208

Consumer staples	Philip Morris International Inc.	3,005,600	255,747
10.82%	British American Tobacco PLC (ADR)	4,935,830	209,575
	Constellation Brands, Inc., Class A	793,100	150,491
	Costco Wholesale Corp.	273,000	80,240
	Coca-Cola Co.	1,387,000	76,770
	Altria Group, Inc.	1,500,000	74,865
	Other securities		156,377
			1,004,065

Industrials	CSX Corp.	3,628,500	262,558
9.91%	General Dynamics Corp.	1,421,634	250,705
	Illinois Tool Works Inc.	650,000	116,760
	Airbus Group SE (ADR)	2,639,000	96,983
	United Technologies Corp.	500,000	74,880
	Union Pacific Corp.	400,000	72,316
	Other securities		45,917
			920,119

American Funds Insurance Series     61

Blue Chip Income and Growth Fund

			Value
Common stocks (continued)		Shares	(000)
Communication	Facebook, Inc., Class A1	1,339,800	$274,994
services	Alphabet Inc., Class A1	103,775	138,995
6.88%	Alphabet Inc., Class C1	3,000	4,011
	Verizon Communications Inc.	1,604,500	98,516
	Comcast Corp., Class A	1,970,000	88,591
	Other securities		33,749
			638,856

Financials	JPMorgan Chase & Co.	1,309,000	182,475
5.12%	Wells Fargo & Co.	1,500,000	80,700
	U.S. Bancorp	1,000,000	59,290
	Other securities		152,813
			475,278

Consumer	Lowe’s Cos., Inc.	1,314,975	157,481
discretionary	McDonald’s Corp.	500,000	98,805
4.87%	Other securities		196,078
			452,364

Utilities	Public Service Enterprise Group Inc.	2,594,000	153,176
3.10%	American Electric Power Co., Inc.	600,000	56,706
	Other securities		78,146
			288,028

Real estate	Other securities		217,896
2.35%

Materials	Linde PLC	884,700	188,353
2.33%	Other securities		27,638
			215,991
	Total common stocks (cost: $6,823,043,000)		8,945,514

Rights & warrants 0.14%
Financials	Other securities		13,179
0.14%	Total rights & warrants (cost: $19,905,000)		13,179

Convertible stocks 0.06%
Health care	Other securities		5,777
0.06%	Total convertible stocks (cost: $4,979,000)		5,777

62     American Funds Insurance Series

Blue Chip Income and Growth Fund

		Value
Short-term securities 3.37%	Shares	(000)
Money market investments 3.37%
Capital Group Central Cash Fund 1.73%[2]	3,124,623	$312,462
Total short-term securities (cost: $312,432,000)		312,462

Total investment securities 99.94% (cost: $7,160,359,000)		9,276,932
Other assets less liabilities 0.06%		5,429
Net assets 100.00%		$9,282,361

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series     63

Global Growth and Income Fund

Summary investment portfolio December 31, 2019

			Value
Common stocks 96.65%		Shares	(000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	8,650,800	$95,803
technology	Microsoft Corp.	281,000	44,314
15.69%	PagSeguro Digital Ltd., Class A2	1,128,752	38,558
	Broadcom Inc.	121,200	38,302
	Apple Inc.	112,390	33,003
	ASML Holding NV1	70,000	20,847
	Other securities		64,750
			335,577

Industrials	Airbus SE, non-registered shares[1]	623,200	91,434
12.59%	CCR SA, ordinary nominative	7,680,800	36,240
	Lockheed Martin Corp.	66,000	25,699
	Safran SA1	123,500	19,144
	Rheinmetall AG1	151,500	17,422
	Boeing Co.	49,400	16,093
	Other securities		63,201
			269,233

Financials	Sberbank of Russia PJSC (ADR)[1]	1,710,000	28,136
11.87%	AIA Group Ltd.[1]	2,503,000	26,336
	HDFC Bank Ltd.[1]	1,288,000	22,955
	Toronto-Dominion Bank (CAD denominated)	300,700	16,865
	DBS Group Holdings Ltd.[1]	803,000	15,478
	Ping An Insurance (Group) Co. of China, Ltd., Class H1	1,195,000	14,156
	CME Group Inc., Class A	70,000	14,050
	Sony Financial Holdings Inc.[1]	550,000	13,165
	Other securities		102,601
			253,742

Consumer	LVMH Moët Hennessy-Louis Vuitton SE1	56,200	26,174
discretionary	Home Depot, Inc.	75,500	16,488
9.58%	Norwegian Cruise Line Holdings Ltd.[2]	275,000	16,063
	Flutter Entertainment PLC[1]	124,000	15,143
	Alibaba Group Holding Ltd.[1,2]	558,400	14,848
	Other securities		116,164
			204,880

Health care	UnitedHealth Group Inc.	86,300	25,370
9.36%	AstraZeneca PLC[1]	167,000	16,708
	Boston Scientific Corp.[2]	351,000	15,872
	Merck & Co., Inc.	169,850	15,448
	Abbott Laboratories	171,000	14,853
	Novartis AG1	148,000	14,022
	Fleury SA, ordinary nominative	1,750,000	13,281
	Other securities		84,510
			200,064

Communication	Nintendo Co., Ltd.[1]	235,700	95,140
services	Alphabet Inc., Class A2	21,800	29,199
8.45%	Alphabet Inc., Class C2	7,000	9,359
	Comcast Corp., Class A	296,000	13,311
	Other securities		33,697
			180,706

64     American Funds Insurance Series

Global Growth and Income Fund

			Value
Common stocks		Shares	(000)
Materials	Fortescue Metals Group Ltd.[1]	4,763,816	$35,905
7.57%	Freeport-McMoRan Inc.	2,499,000	32,787
	Vale SA, ordinary nominative	2,220,000	29,415
	Koninklijke DSM NV1	109,000	14,228
	Other securities		49,629
			161,964

Energy	Reliance Industries Ltd.[1]	2,714,148	57,652
6.53%	Gazprom PJSC (ADR)[1]	3,431,000	28,254
	Other securities		53,777
			139,683

Utilities	E.ON SE1	3,644,000	38,972
5.79%	Ørsted AS1	345,482	35,794
	Enel SpA[1]	3,539,000	28,154
	Other securities		20,931
			123,851

Real estate	MGM Growth Properties LLC REIT, Class A	1,101,200	34,104
5.19%	Gaming and Leisure Properties, Inc. REIT	425,000	18,296
	Alexandria Real Estate Equities, Inc. REIT	103,000	16,643
	Other securities		42,014
			111,057

Consumer staples	Nestlé SA1	324,275	35,131
4.03%	Other securities		50,996
			86,127
	Total common stocks (cost: $1,433,746,000)		2,066,884

Preferred securities 0.37%
Financials	Other securities		7,892
0.37%	Total preferred securities (cost: $6,929,000)		7,892

		Principal amount
Bonds, notes & other debt instruments 1.63%		(000)
Corporate bonds & notes 1.63%
Communication	Sprint Corp. 7.25% 2021	$33,000	34,957
services	Total bonds, notes & other debt instruments (cost: $32,020,000)		34,957
1.63%

Short-term securities 1.34%		Shares
Money market investments 1.34%
	Capital Group Central Cash Fund 1.73%[3]	285,611	28,561
	Total short-term securities (cost: $28,489,000)		28,561

	Total investment securities 99.99% (cost: $1,501,184,000)		2,138,294
	Other assets less liabilities 0.01%		189
	Net assets 100.00%		$2,138,483

American Funds Insurance Series     65

Global Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts
				Unrealized
Contract amount				depreciation
Purchases	Sales		Settlement	at 12/31/2019
(000)	(000)	Counterparty	date	(000)
USD7,235	AUD10,500	Citibank	1/17/2020	$(137)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,146,095,000, which represented 53.59% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations and symbol

ADR = American Depositary Receipts
AUD = Australian dollars
CAD = Canadian dollars
USD/$ = U.S. dollars

See notes to financial statements.

66     American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2019

			Value
Common stocks 94.10%		Shares	(000)
Health care	UnitedHealth Group Inc.	3,133,668	$921,236
16.21%	Abbott Laboratories	6,789,069	589,698
	Amgen Inc.	2,000,500	482,261
	Gilead Sciences, Inc.	6,917,600	449,506
	Eli Lilly and Co.	2,892,600	380,174
	Merck & Co., Inc.	3,338,880	303,671
	Cigna Corp.	1,327,418	271,444
	AstraZeneca PLC[1]	1,643,500	164,430
	AstraZeneca PLC (ADR)	1,228,600	61,258
	Other securities		2,215,742
			5,839,420

Information	Microsoft Corp.	9,454,500	1,490,975
technology	Broadcom Inc.	2,152,434	680,212
15.04%	Intel Corp.	6,651,600	398,098
	Texas Instruments Inc.	2,127,082	272,883
	Accenture PLC, Class A	1,067,900	224,868
	Visa Inc., Class A	1,160,200	218,002
	Mastercard Inc., Class A	710,000	211,999
	Other securities		1,923,211
			5,420,248

Communication	Facebook, Inc., Class A2	6,826,100	1,401,057
services	Netflix, Inc.[2]	2,352,425	761,174
12.02%	Alphabet Inc., Class C2	296,784	396,806
	Alphabet Inc., Class A2	247,980	332,142
	Comcast Corp., Class A	6,693,400	301,002
	Charter Communications, Inc., Class A2	438,369	212,644
	Verizon Communications Inc.	3,379,400	207,495
	Other securities		719,670
			4,331,990

Financials	JPMorgan Chase & Co.	4,005,030	558,301
10.86%	CME Group Inc., Class A	1,642,100	329,602
	Intercontinental Exchange, Inc.	3,183,555	294,638
	Willis Towers Watson PLC	1,314,000	265,349
	Aon PLC, Class A	1,214,800	253,031
	Nasdaq, Inc.	2,129,600	228,080
	Bank of New York Mellon Corp.	4,159,300	209,338
	Other securities		1,773,710
			3,912,049

Industrials	Airbus SE, non-registered shares[1]	2,904,564	426,151
10.57%	BWX Technologies, Inc.[3]	5,414,670	336,143
	TransDigm Group Inc.	578,800	324,128
	Northrop Grumman Corp.	733,200	252,199
	General Dynamics Corp.	1,381,600	243,645
	Equifax Inc.	1,386,600	194,290
	Other securities		2,031,239
			3,807,795

American Funds Insurance Series     67

Growth-Income Fund

			Value
Common stocks (continued)		Shares	(000)
Consumer staples	Coca-Cola Co.	7,316,100	$404,946
7.10%	British American Tobacco PLC[1]	8,069,260	343,793
	British American Tobacco PLC (ADR)	479,440	20,357
	Keurig Dr Pepper Inc.	7,241,735	209,648
	Carlsberg A/S, Class B1	1,390,224	207,388
	Other securities		1,372,011
			2,558,143

Energy	Exxon Mobil Corp.	6,274,200	437,814
6.94%	EOG Resources, Inc.	3,943,800	330,333
	Chevron Corp.	2,485,800	299,564
	Enbridge Inc. (CAD denominated)	7,486,412	297,658
	Canadian Natural Resources, Ltd. (CAD denominated)	8,803,800	284,748
	Other securities		849,638
			2,499,755

Consumer	Amazon.com, Inc.[2]	297,400	549,548
discretionary	Other securities		1,274,385
5.06%			1,823,933

Materials	Celanese Corp.	3,243,233	399,307
4.83%	Linde PLC	1,152,000	245,261
	Other securities		1,096,901
			1,741,469

Real estate	Equinix, Inc. REIT	533,800	311,579
2.97%	Crown Castle International Corp. REIT	2,071,500	294,464
	Other securities		462,520
			1,068,563

Utilities	Sempra Energy	1,784,000	270,241
2.45%	Other securities		610,705
			880,946

Mutual funds	Other securities		16,337
0.05%	Total common stocks (cost: $23,281,968,000)		33,900,648

Convertible stocks 0.51%
Real estate	Crown Castle International Corp. REIT, Series A, convertible preferred, 6.875% 2020	67,900	87,030
0.24%

Health care	Other securities		58,952
0.16%

Information	Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	32,900	38,755
technology	Total convertible stocks (cost: $162,141,000)		184,737
0.11%

68     American Funds Insurance Series

Growth-Income Fund

		Principal amount	Value
Bonds, notes & other debt instruments 0.02%		(000)	(000)
Corporate bonds & notes 0.02%
Energy	Other securities		$5,722
0.02%	Total bonds, notes & other debt instruments (cost: $5,266,000)		5,722

Short-term securities 5.39%		Shares
Money market investments 5.39%
	Capital Group Central Cash Fund 1.73%[4]	19,405,997	1,940,600
	Total short-term securities (cost: $1,939,508,000)		1,940,600

	Total investment securities 100.02% (cost: $25,388,883,000)		36,031,707
	Other assets less liabilities (0.02)%		(5,441)
	Net assets 100.00%		$36,026,266

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes a security (with a value of $5,722,000, which represented .02% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is shown in the summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2019, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	loss	appreciation	income	12/31/2019
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Common stocks 0.93%
Industrials 0.93%
BWX Technologies, Inc.	5,290,948	489,900	366,178	5,414,670	$(1,021)	$128,124	$3,592	$336,143

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $3,637,561,000, which represented 10.10% of the net assets of the fund. This amount includes $3,621,224,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars

See notes to financial statements.

American Funds Insurance Series     69

International Growth and Income Fund

Summary investment portfolio December 31, 2019

			Value
Common stocks 88.41%		Shares	(000)
Financials	HDFC Bank Ltd.[1]	2,457,600	$43,799
16.74%	Zurich Insurance Group AG1	92,200	37,815
	AIA Group Ltd.[1]	2,338,600	24,606
	Banco Santander, SA1	4,834,538	20,413
	ING Groep NV1	1,367,000	16,429
	Sony Financial Holdings Inc.[1]	660,400	15,808
	Prudential PLC[1]	738,000	14,200
	Bank Rakyat Indonesia (Persero) Tbk PT1	43,843,000	13,837
	DBS Group Holdings Ltd.[1]	558,000	10,756
	Haci Ömer Sabanci Holding AS1	6,520,900	10,463
	Other securities		43,052
			251,178

Industrials	Airbus SE, non-registered shares[1]	216,160	31,715
10.95%	Shanghai International Airport Co., Ltd., Class A1	2,590,033	29,298
	ASSA ABLOY AB, Class B1	681,100	15,916
	Komatsu Ltd.[1]	629,600	15,095
	Airports of Thailand PCL, foreign registered[1]	5,250,000	12,974
	SMC Corp.[1]	23,300	10,651
	Adani Ports & Special Economic Zone Ltd.[1]	1,975,327	10,135
	Other securities		38,511
			164,295

Consumer	Luckin Coffee Inc., Class A (ADR)[2]	987,340	38,862
discretionary	Sony Corp.[1]	430,000	29,269
10.51%	LVMH Moët Hennessy-Louis Vuitton SE1	48,000	22,355
	Kering SA1	29,000	19,104
	Galaxy Entertainment Group Ltd.[1]	2,365,000	17,432
	Alibaba Group Holding Ltd. (ADR)[2]	79,100	16,777
	Other securities		13,788
			157,587

Health care	Novartis AG1	502,545	47,612
9.46%	Daiichi Sankyo Co., Ltd.[1]	561,000	37,044
	Takeda Pharmaceutical Co. Ltd.[1]	518,353	20,536
	Fresenius SE & Co. KGaA[1]	275,800	15,568
	Other securities		21,085
			141,845

Energy	Royal Dutch Shell PLC, Class A (GBP denominated)[1]	2,147,691	63,839
7.44%	Royal Dutch Shell PLC, Class B1	138,000	4,112
	TOTAL SA1	404,534	22,356
	Canadian Natural Resources, Ltd. (CAD denominated)	272,500	8,814
	Canadian Natural Resources, Ltd.	92,000	2,976
	Other securities		9,504
			111,601

Utilities	E.ON SE1	3,488,000	37,304
6.31%	ENN Energy Holdings Ltd.[1]	1,658,000	18,128
	Other securities		39,281
			94,713

70     American Funds Insurance Series

International Growth and Income Fund

			Value
Common stocks		Shares	(000)
Materials	Rio Tinto PLC[1]	658,800	$39,144
6.11%	Kansai Paint Co., Ltd.[1]	512,000	12,514
	Air Liquide SA, non-registered shares[1]	79,200	11,256
	Other securities		28,698
			91,612

Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	2,804,000	31,053
technology	Tokyo Electron Ltd.[1]	96,500	21,206
5.64%	ASML Holding NV1	47,800	14,235
	Samsung Electronics Co., Ltd.[1]	259,000	12,480
	Other securities		5,577
			84,551

Consumer staples	British American Tobacco PLC[1]	548,402	23,365
5.21%	Pernod Ricard SA1	128,650	23,029
	Coca-Cola Icecek AS, Class C1	2,631,000	17,131
	Other securities		14,657
			78,182

Communication	Singapore Telecommunications Ltd.[1]	9,429,449	23,646
services	SoftBank Group Corp.[1]	487,600	21,229
5.15%	Yandex NV, Class A2	470,000	20,440
	Other securities		12,003
			77,318

Real estate	Sun Hung Kai Properties Ltd.[1]	2,061,500	31,622
4.89%	CK Asset Holdings Ltd.[1]	2,626,000	19,032
	China Overseas Land & Investment Ltd.[1]	3,944,000	15,403
	Other securities		7,322
			73,379
	Total common stocks (cost: $1,069,560,000)		1,326,261

Preferred securities 2.10%
Financials	Itaú Unibanco Holding SA, preferred nominative (ADR)	2,993,550	27,391
1.83%

Energy	Other securities		4,072
0.27%	Total preferred securities (cost: $26,377,000)		31,463

		Principal amount
Bonds, notes & other debt instruments 1.12%		(000)
Bonds & notes of governments & government agencies outside the U.S. 0.58%
Bonds & notes	Other securities		8,743
of governments &
government agencies
outside the U.S.
0.58%

Corporate bonds & notes 0.54%
Other	Other securities		8,076
0.54%	Total bonds, notes & other debt instruments (cost: $15,646,000)		16,819

American Funds Insurance Series     71

International Growth and Income Fund

		Value
Short-term securities 8.54%	Shares	(000)
Money market investments 8.54%
Capital Group Central Cash Fund 1.73%[3]	1,280,263	$128,026
Total short-term securities (cost: $127,980,000)		128,026

Total investment securities 100.17% (cost: $1,239,563,000)		1,502,569
Other assets less liabilities (0.17)%		(2,483)
Net assets 100.00%		$1,500,086

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes a security (with a value of $1,931,000, which represented .13% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

				Unrealized
Contract amount				depreciation
Purchases	Sales		Settlement	at 12/31/2019
(000)	(000)	Counterparty	date	(000)
USD1,609	GBP1,223	Bank of America	1/9/2020	$(11)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,211,171,000, which represented 80.74% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations and symbol

ADR = American Depositary Receipts
CAD = Canadian dollars
GBP = British pounds
USD/$ = U.S. dollars

See notes to financial statements.

72     American Funds Insurance Series

Capital Income Builder

Summary investment portfolio December 31, 2019

			Value
Common stocks 68.57%		Shares	(000)
Consumer staples	Philip Morris International Inc.	188,220	$16,016
10.33%	British American Tobacco PLC[1]	307,500	13,101
	Diageo PLC[1]	303,200	12,777
	Coca-Cola Co.	225,000	12,454
	Carlsberg A/S, Class B1	72,426	10,804
	Altria Group, Inc.	205,470	10,255
	Nestlé SA1	69,277	7,505
	Imperial Brands PLC[1]	291,600	7,225
	Other securities		13,015
			103,152

Information	Microsoft Corp.	119,020	18,769
technology	Broadcom Inc.	51,500	16,275
9.62%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,366,800	15,137
	Intel Corp.	221,100	13,233
	QUALCOMM Inc.	123,400	10,888
	Other securities		21,730
			96,032

Financials	CME Group Inc., Class A	66,166	13,281
8.43%	Zurich Insurance Group AG1	31,098	12,755
	JPMorgan Chase & Co.	72,900	10,162
	Truist Financial Corp.	152,006	8,561
	Sampo Oyj, Class A1	153,061	6,678
	Swedbank AB, Class A1	419,333	6,254
	Other securities		26,516
			84,207

Real estate	American Tower Corp. REIT	81,369	18,700
7.88%	Crown Castle International Corp. REIT	130,300	18,522
	Link Real Estate Investment Trust REIT[1]	848,000	9,003
	CK Asset Holdings Ltd.[1]	971,500	7,041
	Other securities		25,386
			78,652

Energy	Royal Dutch Shell PLC, Class B1	661,840	19,721
6.06%	Royal Dutch Shell PLC, Class B (ADR)	8,500	510
	Royal Dutch Shell PLC, Class A (GBP denominated)[1]	101	3
	Enbridge Inc. (CAD denominated)	458,570	18,233
	Chevron Corp.	57,700	6,953
	Other securities		15,110
			60,530

Health care	AstraZeneca PLC[1]	123,900	12,396
5.32%	AstraZeneca PLC (ADR)	145,100	7,235
	GlaxoSmithKline PLC[1]	541,100	12,730
	Pfizer Inc.	207,500	8,130
	Other securities		12,654
			53,145

Communication	Vodafone Group PLC[1]	6,536,800	12,690
services	Koninklijke KPN NV1	2,808,662	8,299
4.89%	Nippon Telegraph and Telephone Corp.[1]	263,000	6,662
	Other securities		21,142
			48,793

American Funds Insurance Series     73

Capital Income Builder

			Value
Common stocks (continued)		Shares	(000)
Utilities	Enel SpA[1]	2,008,308	$15,977
4.80%	Edison International	159,800	12,050
	SSE PLC[1]	339,756	6,510
	Other securities		13,413
			47,950

Industrials	Airbus SE, non-registered shares[1]	92,765	13,610
4.52%	Boeing Co.	21,750	7,085
	BOC Aviation Ltd.[1]	646,700	6,570
	Other securities		17,891
			45,156

Consumer	Las Vegas Sands Corp.	195,000	13,463
discretionary	Sands China Ltd.[1]	1,782,000	9,556
4.07%	Other securities		17,667
			40,686

Materials	Dow Inc.	164,133	8,983
2.65%	Other securities		17,517
			26,500
	Total common stocks (cost: $597,003,000)		684,803

Rights & warrants 0.00%
Energy	Other securities		—	[2]
0.00%	Total rights & warrants (cost: $1,000)		—	[2]

Convertible stocks 1.61%
Utilities	Sempra Energy, Series A, convertible preferred, 6.00% 2021	61,600	7,393
0.74%

Information	Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	3,900	4,594
technology
0.46%

Real estate	Crown Castle International Corp. REIT, Series A, convertible preferred, 6.875% 2020	3,150	4,038
0.41%	Total convertible stocks (cost: $13,498,000)		16,025

		Principal amount
Bonds, notes & other debt instruments 21.35%		(000)
U.S. Treasury bonds & notes 10.37%
U.S. Treasury	U.S. Treasury 1.75% 2020	$8,000	8,008
9.79%	U.S. Treasury 2.00% 2022[3]	15,000	15,159
	U.S. Treasury 2.125% 2022	8,800	8,931
	U.S. Treasury 2.00% 2025	13,200	13,384
	U.S. Treasury 1.875% 2026	6,300	6,331
	U.S. Treasury 2.00% 2026	7,500	7,588
	U.S. Treasury 0%–3.13% 2021–2049[3]	40,841	38,435
			97,836

74     American Funds Insurance Series

Capital Income Builder

		Principal amount	Value
Bonds, notes & other debt instruments		(000)	(000)
U.S. Treasury	U.S. Treasury Inflation-Protected Securities 0.50%–0.63% 2023–2028[4]	$5,698	$5,788
inflation-protected
securities	Total U.S. Treasury bonds & notes		103,624
0.58%

Corporate bonds & notes 4.87%
Utilities	Edison International 3.55%–5.75% 2024–2028	865	903
0.85%	Southern California Edison Co. 3.60%–4.13% 2028–2048	694	720
	Other securities		6,900
			8,523

Consumer staples	Altria Group, Inc. 5.95% 2049	327	396
0.69%	British American Tobacco PLC 3.22%–4.76% 2026–2049	1,190	1,211
	Philip Morris International Inc. 3.375% 2029	450	472
	Other securities		4,829
			6,908

Financials	JPMorgan Chase & Co. 2.739% 2030 (USD-SOFR + 1.51% on 10/15/2029)[5]	246	246
0.68%	Other securities		6,580
			6,826

Information	Broadcom Inc. 4.75% 2029[6]	490	536
technology	Broadcom Ltd. 3.875% 2027	370	384
0.65%	Microsoft Corp. 1.55%–2.40% 2021–2022	1,505	1,519
	Other securities		4,008
			6,447

Health care	AstraZeneca PLC 3.375% 2025	200	212
0.53%	Other securities		5,106
			5,318

Energy	Enbridge Energy Partners, LP 7.375% 2045	73	109
0.41%	Shell International Finance BV 2.00% 2024	420	419
	Other securities		3,548
			4,076

Communication	Vodafone Group PLC 4.25% 2050	75	79
services	Other securities		2,904
0.30%			2,983

Other	Other securities		7,557
0.76%	Total corporate bonds & notes		48,638

Mortgage-backed obligations 4.64%
Federal agency	Freddie Mac 3.01%–3.50% 2045–2049[7,8]	13,624	13,995
mortgage-backed	Other securities		27,245
obligations			41,240
4.13%

American Funds Insurance Series     75

Capital Income Builder

		Principal amount	Value
Bonds, notes & other debt instruments (continued)		(000)	(000)
Mortgage-backed obligations (continued)
Collateralized	Other securities		$5,082
mortgage-backed	Total mortgage-backed obligations		46,322
obligations (privately
originated)
0.51%

Asset-backed obligations 1.43%
	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[6,7]	$6,959	6,959
	Other securities		7,310
	Total asset-backed obligations		14,269

Municipals 0.04%
	Other securities		415
	Total bonds, notes & other debt instruments (cost: $208,835,000)		213,268

Short-term securities 7.66%		Shares
Money market investments 7.66%
	Capital Group Central Cash Fund 1.73%[9]	765,198	76,520
	Total short-term securities (cost: $76,393,000)		76,520

	Total investment securities 99.19% (cost: $895,730,000)		990,616
	Other assets less liabilities 0.81%		8,100
	Net assets 100.00%		$998,716

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[10]	12/31/2019[11]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	422	April 2020	$84,400	$90,941	$(41)
5 Year U.S. Treasury Note Futures	Short	50	April 2020	(5,000)	(5,930)	27
10 Year U.S. Treasury Note Futures	Long	37	March 2020	3,700	4,752	(40)
10 Year Ultra U.S. Treasury Note Futures	Short	6	March 2020	(600)	(844)	10
20 Year U.S. Treasury Bond Futures	Long	49	March 2020	4,900	7,639	(162)
30 Year Ultra U.S. Treasury Bond Futures	Long	23	March 2020	2,300	4,178	(125)
						$(331)

76     American Funds Insurance Series

Capital Income Builder

Swap contracts

Interest rate swaps
						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	12/31/2019	receipts	at 12/31/2019
Receive	Pay	date	(000)	(000)	(000)	(000)
2.197%	U.S. EFFR	4/15/2021	$31,000	$253	$—	$253
1.6325%	U.S. EFFR	7/18/2021	40,000	75	—	75
1.3615%	U.S. EFFR	11/1/2021	23,500	(36)	—	(36)
1.281%	U.S. EFFR	11/4/2021	23,500	(70)	—	(70)
U.S. EFFR	1.335%	11/26/2021	38,000	77	—	77
2.21875%	U.S. EFFR	3/14/2024	9,000	271	—	271
U.S. EFFR	1.485%	10/23/2029	5,000	76	—	76
U.S. EFFR	1.4869%	10/23/2029	4,600	69	—	69
U.S. EFFR	1.453%	10/24/2029	5,800	105	—	105
U.S. EFFR	1.4741%	10/24/2029	5,800	94	—	94
U.S. EFFR	1.4495%	10/24/2029	4,200	78	—	78
U.S. EFFR	1.446%	10/24/2029	600	11	—	11
1.419%	U.S. EFFR	11/26/2029	8,000	(174)	—	(174)
					$—	$829

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $345,473,000, which represented 34.59% of the net assets of the fund. This amount includes $345,261,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,180,000, which represented .12% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Step bond; coupon rate may change at a later date.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $21,329,000, which represented 2.14% of the net assets of the fund.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	Rate represents the seven-day yield at 12/31/2019.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts
CAD = Canadian dollars
EFFR = Effective Federal Funds Rate
GBP = British pounds
SOFR = Secured Overnight Financing Rate
USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series     77

Asset Allocation Fund

Summary investment portfolio December 31, 2019

			Value
Common stocks 64.44%		Shares	(000)
Information	Microsoft Corp.	6,891,900	$1,086,852
technology	Broadcom Inc.	2,097,200	662,757
15.65%	ASML Holding NV (New York registered)	1,865,000	551,928
	ASML Holding NV1	70,000	20,847
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,806,700	395,469
	MKS Instruments, Inc.[2]	2,800,000	308,028
	VeriSign, Inc.[3]	1,400,000	269,752
	Intel Corp.	3,500,000	209,475
	Visa Inc., Class A	1,032,000	193,913
	Dell Technologies Inc., Class C3	3,387,100	174,063
	Mastercard Inc., Class A	451,000	134,664
	Other securities		284,508
			4,292,256

Financials	First Republic Bank	3,380,000	396,981
11.02%	Chubb Ltd.	2,375,000	369,693
	Arch Capital Group Ltd.[3]	7,331,500	314,448
	JPMorgan Chase & Co.	1,600,000	223,040
	Bank of America Corp.	6,000,000	211,320
	Capital One Financial Corp.	2,000,000	205,820
	Citigroup Inc.	2,500,000	199,725
	CME Group Inc., Class A	977,200	196,144
	Apollo Global Management, Inc., Class A	3,090,000	147,424
	Other securities		758,031
			3,022,626

Health care	UnitedHealth Group Inc.	2,016,300	592,752
10.65%	Johnson & Johnson	3,200,000	466,784
	Humana Inc.	1,265,000	463,648
	Abbott Laboratories	3,000,000	260,580
	Cigna Corp.	1,250,000	255,612
	Merck & Co., Inc.	2,420,300	220,126
	Other securities		660,419
			2,919,921

Industrials	Northrop Grumman Corp.	1,449,400	498,550
5.90%	Boeing Co.	1,417,300	461,700
	Lockheed Martin Corp.	847,200	329,883
	CSX Corp.	1,875,000	135,675
	Other securities		191,830
			1,617,638

Consumer	Home Depot, Inc.	1,188,000	259,435
discretionary	Amazon.com, Inc.[3]	103,000	190,328
4.89%	Suzuki Motor Corp.[1]	4,500,000	188,490
	Aramark	4,300,000	186,620
	General Motors Co.	4,100,000	150,060
	VF Corp.	1,400,000	139,524
	Kontoor Brands, Inc.[2]	3,250,000	136,467
	Other securities		90,610
			1,341,534

78     American Funds Insurance Series

Asset Allocation Fund

			Value
Common stocks		Shares	(000)
Communication	Charter Communications, Inc., Class A3	942,126	$457,006
services	Alphabet Inc., Class C3	133,600	178,626
4.32%	Alphabet Inc., Class A3	111,200	148,940
	Facebook, Inc., Class A3	1,077,100	221,075
	Other securities		178,690
			1,184,337

Consumer staples	Philip Morris International Inc.	6,243,000	531,217
4.20%	Nestlé SA1	3,006,689	325,734
	Nestlé SA (ADR)	900,000	97,434
	Altria Group, Inc.	3,200,000	159,712
	Other securities		37,280
			1,151,377

Energy	Noble Energy, Inc.	13,500,000	335,340
3.76%	Cenovus Energy Inc. (CAD denominated)	29,000,000	294,790
	Royal Dutch Shell PLC, Class B (ADR)	2,745,000	164,618
	Other securities		234,790
			1,029,538

Materials	Dow Inc.	5,416,666	296,454
2.55%	Other securities		401,213
			697,667

Real estate	Other securities		238,213
0.87%

Utilities	CMS Energy Corp.	2,284,700	143,570
0.63%	Other securities		29,351
			172,921
	Total common stocks (cost: $11,151,198,000)		17,668,028

Rights & warrants 0.00%
Other	Other securities		1,070
0.00%	Total rights & warrants (cost: $3,366,000)		1,070

Convertible stocks 0.52%
Information	Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022[4]	60,000	70,678
technology
0.26%

Other	Other securities		72,133
0.26%	Total convertible stocks (cost: $126,588,000)		142,811

		Principal amount
Convertible bonds 0.00%		(000)
Communication	Other securities		127
services	Total convertible bonds (cost: $101,000)		127
0.00%

American Funds Insurance Series     79

Asset Allocation Fund

		Principal amount	Value
Bonds, notes & other debt instruments 29.78%		(000)	(000)
U.S. Treasury bonds & notes 11.77%
U.S. Treasury	U.S. Treasury 2.50% 2021	$200,000	$201,868
9.68%	U.S. Treasury 1.75% 2024	155,150	155,659
	U.S. Treasury 2.50% 2024[5]	225,000	232,461
	U.S. Treasury 1.13%–3.00% 2020–2049[5]	2,040,982	2,063,170
			2,653,158

U.S. Treasury	U.S. Treasury Inflation-Protected Securities 0.13%–1.38% 2024–2049[5,6]	545,525	573,509
inflation-protected	Total U.S. Treasury bonds & notes		3,226,667
securities
2.09%

Corporate bonds & notes 10.36%
Health care	UnitedHealth Group Inc. 2.38%–4.45% 2024–2048	14,455	16,075
1.67%	Other securities		441,912
			457,987

Financials	ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	7,405	7,765
1.52%	Other securities		410,159
			417,924

Energy	Cenovus Energy Inc. 3.80%–5.40% 2023–2047	11,635	12,381
1.34%	Noble Energy, Inc. 3.25%–4.95% 2028–2047	9,438	9,703
	Other securities		344,613
			366,697

Communication	Alphabet Inc. 1.998% 2026	3,000	2,984
services	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50%–6.48% 2023–2050[7]	37,855	41,961
1.07%	Other securities		248,604
			293,549

Industrials	Boeing Co. 2.70%–3.90% 2022–2049	17,781	18,552
0.82%	Lockheed Martin Corp. 2.50%–3.55% 2020–2026	10,935	11,243
	Northrop Grumman Corp. 2.55%–3.25% 2022–2028	16,052	16,535
	Other securities		179,446
			225,776

Consumer	Home Depot, Inc. 2.95%–4.50% 2028–2048	14,113	15,332
discretionary	Other securities		180,639
0.72%			195,971

Consumer staples	Nestlé Holdings, Inc. 3.35% 2023[7]	750	785
0.64%	Philip Morris International Inc. 1.88%–3.38% 2020–2029	12,186	12,513
	Other securities		162,290
			175,588

Information	Broadcom Inc. 3.13%–4.75% 2022–2029[7]	26,670	28,598
technology	Broadcom Ltd. 3.50%–3.88% 2024–2028	7,524	7,700
0.47%	Microsoft Corp. 1.55%–4.25% 2021–2047	20,985	22,758
	Other securities		71,003
			130,059

80     American Funds Insurance Series

Asset Allocation Fund

		Principal amount	Value
Bonds, notes & other debt instruments		(000)	(000)
Other	Other securities		$577,127
2.11%	Total corporate bonds & notes		2,840,678

Mortgage-backed obligations 6.93%
Federal agency	Fannie Mae 0%–7.50% 2021–2050[8,9]	$628,513	649,074
mortgage-backed	Freddie Mac 2.45%–5.42% 2023–2049[8,9]	289,392	299,107
obligations	Government National Mortgage Assn. 3.50%–4.50% 2048–2050[8,10]	535,819	556,289
6.68%	Other securities		327,651
			1,832,121

Other	Other securities		68,092
0.25%	Total mortgage-backed obligations		1,900,213

Federal agency bonds & notes 0.05%
	Fannie Mae 1.875% 2026	13,000	12,974

Other 0.67%	Other securities		186,876
	Total bonds, notes & other debt instruments (cost: $8,000,047,000)		8,167,408

Short-term securities 5.80%		Shares
Money market investments 5.80%
	Capital Group Central Cash Fund 1.73%[11]	15,848,444	1,584,844
	Fidelity Institutional Money Market Funds - Government Portfolio 1.49%[11,12]	997,009	997
	Goldman Sachs Financial Square Government Fund 1.50%[11,12]	960,737	961
	Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.51%[11,12]	2,634,650	2,635
			1,589,437
	Total short-term securities (cost: $1,588,867,000)		1,589,437

	Total investment securities 100.54% (cost: $20,870,167,000)		27,568,881
	Other assets less liabilities (0.54)%		(149,226)
	Net assets 100.00%		$27,419,655

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $40,104,000, which represented .15% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,194,000, an aggregate cost of $9,168,000, and which represented .02% of the net assets of the fund) were acquired from 9/26/2013 to 9/4/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series     81

Asset Allocation Fund

Futures contracts

							Unrealized
							(depreciation)
					Notional	Value at	appreciation
			Number of		amount[13]	12/31/2019[14]	at 12/31/2019
Contracts		Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures		Long	5,773	April 2020	$1,154,600	$1,244,082	$(625)
5 Year U.S. Treasury Note Futures		Long	5,836	April 2020	583,600	692,204	(2,360)
10 Year U.S. Treasury Note Futures		Short	214	March 2020	(21,400)	(27,482)	290
10 Year Ultra U.S. Treasury Note Futures		Short	836	March 2020	(83,600)	(117,628)	1,420
30 Year Ultra U.S. Treasury Bond Futures		Long	291	March 2020	29,100	52,862	(1,687)
							$(2,962)

Swap contracts

Interest rate swaps
							Unrealized
						Upfront	(depreciation)
					Value at	payments/	appreciation
		Expiration		Notional	12/31/2019	receipts	at 12/31/2019
Receive	Pay	date		(000)	(000)	(000)	(000)
3-month USD-LIBOR	2.18075%	3/29/2024		$26,400	$(518)	$—	$(518)
3-month USD-LIBOR	2.194%	3/29/2024		101,900	(2,056)	—	(2,056)
3-month USD-LIBOR	2.21875%	3/29/2024		107,250	(2,273)	—	(2,273)
3-month USD-LIBOR	1.5615%	11/27/2024		130,000	1,035	—	1,035
						$—	$(3,812)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning			Ending	Net	Net	Dividend	Value of
	shares or			shares or	realized	unrealized	or interest	affiliates at
	principal			principal	loss	appreciation	income	12/31/2019
	amount	Additions	Reductions	amount	(000)	(000)	(000)	(000)
Common stocks 1.62%
Information technology 1.12%
MKS Instruments, Inc.	—	2,800,000	—	2,800,000	$—	$70,752	$1,510	$308,028

Consumer discretionary 0.50%
Kontoor Brands, Inc.	—	3,250,000	—	3,250,000	—	45,066	3,548	136,467
Dillard’s, Inc., Class A (USA)[15]	1,700,000	—	1,700,000	—	(5,248)	7,584	340	—
								136,467

Energy 0.00%
Weatherford International PLC[3,15]	60,000,000	—	60,000,000	—	(446,158)	415,322	—	—
Total common stocks								444,495

Bonds, notes & other debt instruments 0.00%
Energy 0.00%
Weatherford International LLC 9.875% 2025[15,16]	—	$2,550,000	$2,550,000	—	(1,906)	—	108	—
Weatherford International PLC 4.50% 2022[15,16]	$6,365,000	—	$6,365,000	—	(4,097)	1,849	198	—
Weatherford International PLC 8.25% 2023[15,16]	$5,800,000	—	$5,800,000	—	(4,441)	2,224	243	—
Weatherford International PLC 9.875% 2024[15,16]	$1,000,000	—	$1,000,000	—	(778)	391	49	—
Weatherford International PLC 9.875% 2025[7,15]	$2,550,000	—	$2,550,000	—	—	973	19	—

82     American Funds Insurance Series

Asset Allocation Fund

	Beginning			Ending	Net	Net	Dividend	Value of
	shares or			shares or	realized	unrealized	or interest	affiliates at
	principal			principal	loss	appreciation	income	12/31/2019
	amount	Additions	Reductions	amount	(000)	(000)	(000)	(000)
Weatherford International PLC 6.50% 2036[15,16]	$7,595,000	—	$7,595,000	—	$(4,703)	$2,519	$249	$—
Weatherford International PLC 6.75% 2040[15,16]	$7,825,000	—	$7,825,000	—	(3,983)	1,811	270	—
								—
Total 1.62%					$(471,314)	$548,491	$6,534	$444,495

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $923,930,000, which represented 3.37% of the net assets of the fund. This amount includes $906,137,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Security did not produce income during the last 12 months.
[4]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,“ was $5,211,000, which represented .02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $15,999,000, which represented .06% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $975,763,000, which represented 3.56% of the net assets of the fund.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	Rate represents the seven-day yield at 12/31/2019.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Notional amount is calculated based on the number of contracts and notional contract size.
[14]	Value is calculated based on the notional amount and current market price.
[15]	Unaffiliated issuer at 12/31/2019.
[16]	Scheduled interest and/or principal payment was not received.

Key to abbreviations and symbol

ADR = American Depositary Receipts
CAD = Canadian dollars
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series     83

Global Balanced Fund

Summary investment portfolio December 31, 2019

			Value
Common stocks 64.17%		Shares	(000)
Information	ASML Holding NV1	34,500	$10,275
technology	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	860,000	9,524
13.78%	Broadcom Inc.	26,895	8,500
	Microsoft Corp.	49,620	7,825
	PagSeguro Digital Ltd., Class A2	154,528	5,279
	Temenos AG1	18,000	2,846
	Visa Inc., Class A	14,600	2,743
	Tokyo Electron Ltd.[1]	11,800	2,593
	Other securities		10,638
			60,223

Health care	Merck & Co., Inc.	116,325	10,580
11.01%	AstraZeneca PLC[1]	102,050	10,210
	Humana Inc.	16,330	5,985
	Coloplast A/S, Class B1	23,150	2,878
	Mettler-Toledo International Inc.[2]	3,500	2,776
	Other securities		15,696
			48,125

Financials	JPMorgan Chase & Co.	43,800	6,106
9.46%	Zurich Insurance Group AG1	13,940	5,717
	Sberbank of Russia PJSC (ADR)[1]	331,000	5,446
	Berkshire Hathaway Inc., Class A2	16	5,434
	AIA Group Ltd.[1]	426,000	4,482
	B3 SA - Brasil, Bolsa, Balcao	376,000	4,016
	BlackRock, Inc.	5,730	2,881
	Other securities		7,260
			41,342

Consumer staples	Nestlé SA1	64,100	6,944
8.98%	British American Tobacco PLC[1]	156,300	6,659
	Altria Group, Inc.	122,500	6,114
	Philip Morris International Inc.	59,300	5,046
	Anheuser-Busch InBev SA/NV1	47,200	3,871
	Keurig Dr Pepper Inc.	106,000	3,069
	Other securities		7,540
			39,243

Industrials	Boeing Co.	12,700	4,137
7.38%	Edenred SA1	66,528	3,442
	MTU Aero Engines AG1	9,800	2,798
	Other securities		21,883
			32,260

Consumer	Home Depot, Inc.	21,275	4,646
discretionary	General Motors Co.	110,500	4,044
4.48%	Alibaba Group Holding Ltd.[1,2]	109,600	2,915
	LVMH Moët Hennessy-Louis Vuitton SE1	5,765	2,685
	Other securities		5,264
			19,554

Materials	Givaudan SA1	815	2,551
2.71%	Other securities		9,273
			11,824

84     American Funds Insurance Series

Global Balanced Fund

			Value
Common stocks		Shares	(000)
Real estate	Crown Castle International Corp. REIT	23,940	$3,403
2.39%	Gaming and Leisure Properties, Inc. REIT	59,720	2,571
	Other securities		4,444
			10,418

Communication	Alphabet Inc., Class C2	3,579	4,785
services	Other securities		2,422
1.65%			7,207

Energy	Canadian Natural Resources, Ltd. (CAD denominated)	89,000	2,878
1.64%	Other securities		4,303
			7,181

Utilities	Ørsted AS1	29,100	3,015
0.69%	Total common stocks (cost: $202,304,000)		280,392

		Principal amount
Bonds, notes & other debt instruments 32.18%		(000)
Bonds & notes of governments & government agencies outside the U.S. 13.76%
	Japan, Series 346, 0.10% 2027	¥304,250	2,842
	Japan, Series 356, 0.10% 2029	420,000	3,911
	Japan 0.10%–1.70% 2020–2044[3]	1,089,927	10,551
	Other securities		42,821
			60,125

U.S. Treasury bonds & notes 11.68%
U.S. Treasury	U.S. Treasury 2.25% 2021	$5,000	5,043
9.42%	U.S. Treasury 1.625% 2022[4]	2,850	2,851
	U.S. Treasury 2.25% 2024	3,055	3,129
	U.S. Treasury 2.25% 2027	2,800	2,880
	U.S. Treasury 1.13%–3.13% 2020–2048[4]	26,442	27,242
			41,145

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.875% 2029[3]	4,306	4,575
inflation-protected	U.S. Treasury Inflation-Protected Security 1.00% 2049[3,4]	2,301	2,561
securities	U.S. Treasury Inflation-Protected Securities 0.13%–1.38% 2022–2044[3,4]	2,643	2,761
2.26%			9,897
	Total U.S. Treasury bonds & notes		51,042

Corporate bonds & notes 4.82%
Financials	JPMorgan Chase & Co. 2.55%–3.25% 2021–2023	254	259
1.07%	JPMorgan Chase & Co., Series S, junior subordinated,
	6.75% (3-month USD-LIBOR + 3.78% on 2/1/2024)[5]	135	153
	JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.276% 2021[6]	300	300
	Other securities		3,955
			4,667

Health care	AstraZeneca PLC 2.38%–3.50% 2022–2023	260	268
0.68%	Humana Inc. 3.15% 2022	100	103
	Other securities		2,621
			2,992

American Funds Insurance Series     85

Global Balanced Fund

		Principal amount	Value
Bonds, notes & other debt instruments (continued)		(000)	(000)
Corporate bonds & notes (continued)
Consumer staples	Altria Group, Inc. 2.63%–5.80% 2020–2039	$225	$247
0.53%	Altria Group, Inc. 1.00%–2.20% 2023–2027	€380	447
	British American Tobacco PLC 2.79%–4.76% 2024–2049	$455	462
	Philip Morris International Inc. 2.00%–2.63% 2020–2022	70	70
	Reynolds American Inc. 4.00%–4.45% 2022–2025	120	129
	Other securities		951
			2,306

Information	Broadcom Ltd. 3.875% 2027	190	198
technology	Microsoft Corp. 2.40%–3.30% 2026–2027	577	600
0.25%	Other securities		297
			1,095

Other	Other securities		10,014
2.29%	Total corporate bonds & notes		21,074

Mortgage-backed obligations 1.92%
Federal agency	Other securities		7,162
mortgage-backed
obligations
1.63%

Other	Other securities		1,205
mortgage-backed	Total mortgage-backed obligations		8,367
securities
0.29%	Total bonds, notes & other debt instruments (cost: $136,525,000)		140,608

Short-term securities 3.41%
Other short-term securities 2.77%
	Alberta (Province of) 1.77% due 1/8/2020[7]	5,750	5,748
	Toronto-Dominion Bank 1.91% due 1/22/2020[7]	4,250	4,245
	Other securities		2,102
			12,095

		Shares
Money market investments 0.64%
	Capital Group Central Cash Fund 1.73%[8]	28,249	2,825
	Total short-term securities (cost: $14,874,000)		14,920

	Total investment securities 99.76% (cost: $353,703,000)		435,920
	Other assets less liabilities 0.24%		1,030
	Net assets 100.00%		$436,950

86     American Funds Insurance Series

Global Balanced Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

						Unrealized
				Notional	Value at	depreciation
		Number of		amount[9]	12/31/2019[10]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	53	April 2020	$10,600	$11,421	$(7)
5 Year U.S. Treasury Note Futures	Long	21	April 2020	2,100	2,491	(9)
						$(16)

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2019
(000)	(000)	Counterparty	date	(000)
EUR375	USD417	Standard Chartered Bank	1/6/2020	$4
USD857	ILS2,960	JPMorgan Chase	1/6/2020	— [11]
USD257	ZAR3,800	Citibank	1/6/2020	(14)
USD636	JPY69,000	UBS AG	1/7/2020	1
USD173	ILS600	UBS AG	1/7/2020	(1)
JPY90,700	USD838	JPMorgan Chase	1/7/2020	(3)
CZK11,700	EUR458	Goldman Sachs	1/8/2020	2
USD113	CNH800	HSBC Bank	1/8/2020	(2)
CLP875,800	USD1,101	Morgan Stanley	1/9/2020	64
EUR300	USD335	Citibank	1/9/2020	2
USD334	EUR300	Morgan Stanley	1/9/2020	(3)
USD123	CLP98,800	Bank of America	1/9/2020	(8)
USD143	CLP114,114	Citibank	1/9/2020	(9)
USD344	CLP275,886	Citibank	1/9/2020	(24)
USD569	BRL2,396	Goldman Sachs	1/9/2020	(26)
USD474	CLP387,000	HSBC Bank	1/9/2020	(41)
USD107	INR7,675	JPMorgan Chase	1/10/2020	(1)
EUR1,540	USD1,710	HSBC Bank	1/13/2020	19
GBP526	USD693	Bank of America	1/13/2020	4
USD335	EUR300	Citibank	1/13/2020	(2)
USD525	THB15,900	Standard Chartered Bank	1/13/2020	(6)
USD564	JPY61,000	Bank of New York Mellon	1/14/2020	2
JPY61,000	USD560	Bank of New York Mellon	1/14/2020	1
EUR217	USD242	Bank of New York Mellon	1/15/2020	1
GBP200	USD264	JPMorgan Chase	1/15/2020	1
KRW175,200	USD151	Standard Chartered Bank	1/15/2020	1
GBP730	EUR864	Goldman Sachs	1/15/2020	(3)
ILS2,600	USD745	Bank of America	1/16/2020	9
GBP900	USD1,185	HSBC Bank	1/16/2020	8
CAD10	USD8	JPMorgan Chase	1/16/2020	— [11]
USD517	MXN9,900	Citibank	1/16/2020	(6)
EUR1,456	NOK14,752	Bank of America	1/16/2020	(45)
EUR700	USD783	Bank of America	1/17/2020	3
EUR410	USD459	Citibank	1/17/2020	2
EUR400	USD448	Standard Chartered Bank	1/17/2020	1
AUD1,450	USD1,000	Citibank	1/21/2020	18
USD55	JPY6,000	UBS AG	1/21/2020	— [11]
GBP370	USD495	Standard Chartered Bank	1/21/2020	(4)
EUR155	USD173	Citibank	1/23/2020	1

American Funds Insurance Series     87

Global Balanced Fund

Forward currency contracts (continued)

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2019
(000)	(000)	Counterparty	date	(000)
USD250	INR17,800	HSBC Bank	1/23/2020	$1
USD290	MXN5,515	UBS AG	1/23/2020	— [11]
USD235	CNH1,645	JPMorgan Chase	1/23/2020	(1)
EUR1,804	USD2,011	Standard Chartered Bank	1/27/2020	16
USD117	INR8,300	Standard Chartered Bank	1/27/2020	— [11]
USD73	BRL300	JPMorgan Chase	1/27/2020	(1)
CNH4,000	USD565	Standard Chartered Bank	2/10/2020	9
CNH1,550	USD220	Standard Chartered Bank	2/10/2020	3
USD284	CNH2,000	HSBC Bank	2/10/2020	(4)
USD1,456	CNH10,410	Standard Chartered Bank	2/10/2020	(38)
USD510	MXN10,100	JPMorgan Chase	3/4/2020	(19)
USD365	JPY39,400	Bank of New York Mellon	6/15/2020	(1)
USD212	BRL900	JPMorgan Chase	7/1/2020	(10)
				$(99)

Swap contracts

Interest rate swaps
							Unrealized
						Upfront	(depreciation)
					Value at	payments/	appreciation
		Expiration	Notional		12/31/2019	receipts	at 12/31/2019
Receive	Pay	date	(000)		(000)	(000)	(000)
(0.0955)%	6-month EURIBOR	7/22/2024		€4,400	$(11)	$—	$(11)
6-month HUF-BUBOR	1.39%	11/11/2029	HUF	161,000	8	—	8
6-month PLN-WIBOR	1.90%	11/12/2029	PLN	2,100	(2)	—	(2)
6-month PLN-WIBOR	1.88%	11/20/2029		2,120	(1)	—	(1)
3-month USD-LIBOR	2.0105%	12/18/2049		$215	4	—	4
						$—	$(2)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $134,619,000, which represented 30.81% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $133,000, which represented .03% of the net assets of the fund.
[5]	Step bond; coupon rate may change at a later date.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $18,373,000, which represented 4.20% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 12/31/2019.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Amount less than one thousand.

88     American Funds Insurance Series

Global Balanced Fund

Key to abbreviations and symbols

ADR = American Depositary Receipts	ILS = Israeli shekels
AUD = Australian dollars	INR = Indian rupees
BRL = Brazilian reais	JPY/¥ = Japanese yen
BUBOR = Budapest Interbank Offered Rate	KRW = South Korean won
CAD = Canadian dollars	LIBOR = London Interbank Offered Rate
CLP = Chilean pesos	MXN = Mexican pesos
CNH = Chinese yuan renminbi	NOK = Norwegian kroner
CZK = Czech korunas	PLN = Polish zloty
EUR/€ = Euros	THB = Thai baht
EURIBOR = Euro Interbank Offered Rate	USD/$ = U.S. dollars
GBP = British pounds	WIBOR = Warsaw Interbank Offer Rate
HUF = Hungarian forints	ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series     89

Bond Fund

Summary investment portfolio December 31, 2019

		Principal amount	Value
Bonds, notes & other debt instruments 97.76%		(000)	(000)
Mortgage-backed obligations 31.88%
Federal agency	Fannie Mae Pool #AJ9355 3.00% 2027[1]	$125	$128
mortgage-backed	Fannie Mae Pool #MA3827 2.50% 2034[1]	162,370	163,798
obligations	Fannie Mae Pool #MA3764 2.50% 2034[1]	70,404	71,022
31.62%	Fannie Mae Pool #BM5632 3.00% 2047[1]	73,142	74,824
	Fannie Mae Pool #CA0858 3.50% 2047[1]	58,233	60,512
	Fannie Mae Pool #MA3495 4.00% 2048[1]	74,668	77,777
	Fannie Mae Pool #MA3803 3.50% 2049[1]	103,395	106,391
	Fannie Mae Pool #MA3775 3.50% 2049[1]	61,937	63,696
	Fannie Mae Pool #MA3905 3.00% 2050[1]	270,650	274,433
	Fannie Mae 2.50%–9.16% 2023–2058[1,2]	599,696	623,075
	Freddie Mac 3.50% 2047[1]	95,958	99,954
	Freddie Mac 3.50% 2047[1]	53,152	55,281
	Freddie Mac Pool #G08799 3.00% 2048[1]	56,530	57,578
	Freddie Mac Pool #SD8010 3.00% 2049[1]	74,000	75,069
	Freddie Mac Pool #SD7509 3.00% 2049[1]	60,137	61,702
	Freddie Mac Pool #SD8011 3.50% 2049[1]	126,986	130,515
	Freddie Mac 0%–5.50% 2021–2049[1]	615,958	639,781
	Government National Mortgage Assn. 3.50% 2050[1,3]	77,460	79,824
	Government National Mortgage Assn. Pool #MA5817 4.00% 2049[1]	83,163	86,151
	Government National Mortgage Assn. Pool #MA5878 5.00% 2049[1]	104,318	109,869
	Government National Mortgage Assn. 4.00%–5.00% 2049–2050[1,3]	123,889	129,464
	Uniform Mortgage-Backed Security 3.00% 2035[1,3]	275,708	282,323
	Uniform Mortgage-Backed Securities 3.00%–4.50% 2035–2050[1,3]	5,537	5,750
	Other securities		7,317
			3,336,234

Other	Other securities		27,735
0.26%	Total mortgage-backed obligations		3,363,969

Corporate bonds & notes 29.59%
Financials	Intesa Sanpaolo SpA 5.017% 2024[4]	67,843	71,278
6.30%	Intesa Sanpaolo SpA 3.38%–5.71% 2023–2028[4]	33,400	34,861
	Other securities		558,756
			664,895

Health care	Teva Pharmaceutical Finance Co. BV 2.80% 2023	86,064	80,004
5.18%	Teva Pharmaceutical Finance Co. BV 2.20%–6.75% 2021–2046	141,821	122,608
	Other securities		343,751
			546,363

Energy	Petróleos Mexicanos 6.50%–6.88% 2026–2027	73,343	79,670
4.46%	Other securities		390,604
			470,274

Utilities	Edison International 3.13%–5.75% 2022–2028	11,700	12,239
3.58%	Southern California Edison Co. 2.85%–6.05% 2021–2048	87,298	95,762
	Other securities		269,642
			377,643

Consumer	Other securities		373,697
discretionary
3.54%

90     American Funds Insurance Series

Bond Fund

		Principal amount		Value
Bonds, notes & other debt instruments		(000)		(000)
Consumer staples	Other securities			$246,148
2.33%

Information	Broadcom Inc. 4.25% 2026[4]		$41,375	43,995
technology	Broadcom Inc. 4.75% 2029[4]		61,009	66,768
1.59%	Broadcom Ltd. 3.00%–3.88% 2022–2027		26,822	27,566
	Other securities			28,982
				167,311

Industrials	Other securities			124,948
1.18%

Other	Other securities			151,141
1.43%	Total corporate bonds & notes			3,122,420

U.S. Treasury bonds & notes 28.74%
U.S. Treasury	U.S. Treasury 1.625% 2022		70,000	70,022
24.36%	U.S. Treasury 2.50% 2023		57,200	58,775
	U.S. Treasury 2.625% 2023		70,000	72,625
	U.S. Treasury 2.75% 2023		173,600	179,831
	U.S. Treasury 1.50% 2024		75,423	74,802
	U.S. Treasury 2.125% 2024		72,100	73,554
	U.S. Treasury 2.125% 2024[5]		72,100	73,520
	U.S. Treasury 2.25% 2024		65,000	66,521
	U.S. Treasury 2.75% 2025		132,000	138,843
	U.S. Treasury 2.875% 2025[5]		96,200	102,032
	U.S. Treasury 2.875% 2025		72,100	76,361
	U.S. Treasury 1.375% 2026		150,000	145,940
	U.S. Treasury 1.625% 2026		75,000	74,118
	U.S. Treasury 2.25% 2026		146,369	150,433
	U.S. Treasury 2.375% 2026		67,586	69,975
	U.S. Treasury 2.25% 2027[5]		120,200	123,645
	U.S. Treasury 2.25% 2027[5]		72,100	74,148
	U.S. Treasury 2.875% 2028		72,100	77,679
	U.S. Treasury 1.75% 2029		69,308	68,252
	U.S. Treasury 2.25% 2049[5]		364,471	353,646
	U.S. Treasury 3.00% 2049[5]		182,915	206,346
	U.S. Treasury 1.63%–8.75% 2020–2049[5]		227,943	239,298
				2,570,366

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 2024[6]		25,074	25,235
inflation-protected	U.S. Treasury Inflation-Protected Security 0.375% 2025[6]		55,368	56,544
securities	U.S. Treasury Inflation-Protected Security 0.375% 2027[5,6]		105,195	107,342
4.38%	U.S. Treasury Inflation-Protected Security 0.50% 2028[5,6]		130,403	133,824
	U.S. Treasury Inflation-Protected Security 1.00% 2049[6]		124,504	138,576
				461,521
	Total U.S. Treasury bonds & notes			3,031,887

Bonds & notes of governments & government agencies outside the U.S. 3.03%
	Italy (Republic of) 0.95% 2023		€45,000	51,635
	Japan, Series 20, 0.10% 2025[6]		¥11,475,000	107,563
	United Mexican States, Series M, 5.75% 2026	MXN	527,500	26,459
	Other securities			134,251
				319,908

American Funds Insurance Series     91

Bond Fund

		Principal amount	Value
Bonds, notes & other debt instruments (continued)		(000)	(000)
Asset-backed obligations 2.26%
	Other securities		$238,376

Municipals 2.14%
Illinois	G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	$27,639	28,850
1.91%	G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	106,125	114,494
	G.O. Bonds, Series 2013-B, 3.65% 2020	1,825	1,831
	G.O. Bonds, Series 2013-B, 4.11% 2022	750	762
	G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,167
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	251
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,504
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,447
	G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,419
	G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	3,892	4,034
	Other securities		41,384
			202,143

Other	Other securities		24,014
0.23%	Total municipals		226,157

Federal agency bonds & notes 0.12%
	Fannie Mae 2.125% 2026	11,910	12,086
	Total bonds, notes & other debt instruments (cost: $9,994,467,000)		10,314,803

Common stocks 0.00%		Shares
Other	Other securities		144
0.00%	Total common stocks (cost: $605,000)		144

Rights & warrants 0.00%
Energy	Other securities		3
0.00%	Total rights & warrants (cost: $18,000)		3

Short-term securities 5.71%
Money market investments 5.71%
	Capital Group Central Cash Fund 1.73%[7]	6,024,511	602,451
	Total short-term securities (cost: $602,341,000)		602,451

	Total investment securities 103.47% (cost: $10,597,431,000)		10,917,401
	Other assets less liabilities (3.47)%		(366,241)
	Net assets 100.00%		$10,551,160

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities that were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities that were valued under fair value procedures was $3,541,000, which represented .03% of the net assets of the fund. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $87,000, which represented less than .01% of the net assets of the fund.

92     American Funds Insurance Series

Bond Fund

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[8]	12/31/2019[9]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	9,081	April 2020	$1,816,200	$1,956,956	$(375)
5 Year Euro-Bobl Futures	Short	1,633	March 2020	€(163,300)	(244,775)	804
5 Year U.S. Treasury Note Futures	Long	11,307	April 2020	$1,130,700	1,341,116	(5,279)
10 Year Euro-Bund Futures	Short	532	March 2020	€(53,200)	(101,739)	972
10 Year U.S. Treasury Note Futures	Short	489	March 2020	$(48,900)	(62,798)	663
10 Year Ultra U.S. Treasury Note Futures	Short	3,335	March 2020	(333,500)	(469,245)	5,934
30 Year Euro-Buxl Futures	Long	272	March 2020	€27,200	60,526	(1,684)
30 Year Ultra U.S. Treasury Bond Futures	Long	924	March 2020	$92,400	167,850	(5,114)
						$(4,079)

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2019
(000)	(000)	Counterparty	date	(000)
EUR69,777	USD77,714	Citibank	1/6/2020	$584
EUR3,926	USD4,371	Bank of New York Mellon	1/6/2020	35
USD81,563	EUR73,700	Morgan Stanley	1/6/2020	(1,137)
USD38,670	MXN755,000	Barclays Bank PLC	1/7/2020	(1,224)
KRW96,758,000	USD82,788	Citibank	1/9/2020	899
KRW96,758,000	USD82,809	JPMorgan Chase	1/9/2020	878
USD104	MXN2,000	Barclays Bank PLC	1/13/2020	(2)
USD121,292	EUR109,250	HSBC Bank	1/13/2020	(1,355)
USD99,139	JPY10,730,000	Citibank	1/14/2020	306
USD13,351	JPY1,445,000	Goldman Sachs	1/15/2020	41
USD51,458	EUR46,000	Morgan Stanley	1/23/2020	(216)
				$(1,191)

American Funds Insurance Series     93

Bond Fund

Swap contracts

Interest rate swaps
						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2019	receipts	at 12/31/2019
Receive	Pay	date	(000)	(000)	(000)	(000)
1.355%	U.S. EFFR	10/24/2021	$95,600	$(160)	$—	$(160)
1.339%	U.S. EFFR	10/24/2021	173,700	(341)	—	(341)
3-month USD-LIBOR	2.18075%	3/29/2024	31,600	(621)	—	(621)
3-month USD-LIBOR	2.194%	3/29/2024	31,900	(644)	—	(644)
3-month USD-LIBOR	2.21875%	3/29/2024	33,500	(710)	—	(710)
3-month USD-LIBOR	2.3105%	5/3/2024	275,590	(7,009)	—	(7,009)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,512)	—	(1,512)
3-month USD-LIBOR	1.556%	11/27/2024	$148,600	1,222	—	1,222
3-month USD-LIBOR	1.561%	11/27/2024	148,600	1,187	—	1,187
3-month USD-LIBOR	1.554%	11/27/2024	126,300	1,051	—	1,051
3-month USD-LIBOR	1.5335%	11/29/2024	148,500	1,373	—	1,373
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(228)	—	(228)
6-month JPY-LIBOR	0.58295%	3/23/2046	2,000,000	(760)	—	(760)
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	1,046	—	1,046
					$—	$(6,106)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Purchased on a TBA basis.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,120,890,000, which represented 10.62% of the net assets of the fund.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $40,365,000, which represented .38% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Rate represents the seven-day yield at 12/31/2019.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

EFFR = Effective Federal Funds Rate
EUR/€ = Euros
EURIBOR = Euro Interbank Offered Rate
G.O. = General Obligation
JPY/¥ = Japanese yen
KRW = South Korean won
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
TBA = To-be-announced
USD/$ = U.S. dollars

See notes to financial statements.

94     American Funds Insurance Series

Global Bond Fund

Summary investment portfolio December 31, 2019

		Principal amount		Value
Bonds, notes & other debt instruments 93.61%		(000)		(000)
Euros	Canada 3.50% 2020		€2,500	$2,807
17.85%	China (People’s Republic of) 0.125% 2026		1,400	1,565
	French Republic O.A.T. 0.50% 2029		14,440	16,845
	French Republic O.A.T. 0%–2.00% 2029–2048		6,215	7,390
	Germany (Federal Republic of) 0% 2029		12,440	14,209
	Germany (Federal Republic of) 0.10%–1.25% 2026–2048[1]		9,753	12,574
	Greece (Hellenic Republic of) 3.45% 2024		11,275	14,205
	Greece (Hellenic Republic of) 3.75% 2028		12,204	16,210
	Greece (Hellenic Republic of) 3.875% 2029		24,005	32,521
	Greece (Hellenic Republic of) 3.38%–4.20% 2025–2042		14,304	19,355
	Israel (State of) 1.50%–1.50% 2027–2029		1,500	1,834
	Italy (Republic of) 0.10% 2023[1]		22,007	25,004
	Italy (Republic of) 2.80% 2028		32,938	41,841
	Italy (Republic of) 3.00% 2029		7,440	9,620
	Italy (Republic of) 1.35%–3.85% 2022–2049		10,995	13,803
	Portuguese Republic 2.875% 2025		7,625	9,934
	Romania 4.625% 2049		12,905	17,913
	Romania 2.88%–4.63% 2029–2049		11,085	14,042
	Serbia (Republic of) 1.50% 2029		9,729	11,127
	Spain (Kingdom of) 1.45% 2027		8,975	10,990
	State Grid Europe Development (2014) PLC 1.50% 2022		194	224
	State Grid Overseas Investment Ltd. 1.25%–2.13% 2022–2030		1,406	1,646
	Other securities			84,217
				379,876

Japanese yen	Export-Import Bank of India 0.59% 2022		¥400,000	3,667
13.35%	Japan, Series 19, 0.10% 2024[1]		2,438,212	22,821
	Japan, Series 18, 0.10% 2024[1]		1,966,375	18,378
	Japan, Series 346, 0.10% 2027		3,125,000	29,185
	Japan, Series 23, 0.10% 2028[1]		2,001,246	18,953
	Japan, Series 356, 0.10% 2029		6,560,000	61,085
	Japan, Series 24, 0.10% 2029[1]		1,614,981	15,294
	Japan, Series 116, 2.20% 2030		1,735,000	19,571
	Japan, Series 145, 1.70% 2033		2,210,000	24,705
	Japan, Series 42, 1.70% 2044		911,900	11,047
	Japan 0.10%–2.30% 2025–2048[1]		4,244,123	42,504
	United Mexican States 0.62%–0.70% 2021–2022		700,000	6,468
	Other securities			10,438
				284,116

Chinese yuan	China (People’s Republic of), Series 1906, 3.29% 2029	CNY	49,600	7,199
renminbi	China (People’s Republic of), Series 1910, 3.86% 2049		172,240	25,394
3.25%	China Development Bank Corp., Series 1905, 3.48% 2029		203,200	28,709
	China Development Bank Corp. 4.04%–4.15% 2025–2028		53,900	7,966
				69,268

Malaysian	Malaysia (Federation of), Series 0319, 3.478% 2024	MYR	61,900	15,312
ringgits	Malaysia (Federation of), Series 0418, 4.893% 2038		61,226	17,060
1.83%	Malaysia (Federation of) 4.06%–4.92% 2024–2048		24,420	6,472
				38,844

Indian rupees	India (Republic of) 6.79%–8.83% 2023–2029	INR	2,171,550	31,489
1.66%	Other securities			3,807
				35,296

American Funds Insurance Series      95

Global Bond Fund

		Principal amount		Value
Bonds, notes & other debt instruments (continued)		(000)		(000)
Brazilian reais	Brazil (Federative Republic of) 0% 2020	BRL	91,700	$22,329
1.58%	Brazil (Federative Republic of) 0%–10.00% 2020–2025		43,700	11,304
				33,633

South African rand	South Africa (Republic of), Series R-214, 6.50% 2041	ZAR	168,450	8,383
1.46%	South Africa (Republic of), Series R-2044, 8.75% 2044		192,925	12,121
	South Africa (Republic of), Series R-2048, 8.75% 2048		167,350	10,554
				31,058

Danish kroner	Nykredit Realkredit AS, Series 01E, 1.50% 2040[2]	DKr	134,552	20,876
1.45%	Nykredit Realkredit AS 1.50%–2.50% 2037–2047[2]		64,600	10,069
				30,945

British pounds	United Kingdom 1.50%–4.25% 2023–2047		£17,380	27,482
1.37%	Other securities			1,731
				29,213

Canadian dollars	Canada 2.25% 2025	C$	29,450	23,346
1.29%	Canada 1.00%–2.75% 2022–2048		4,550	4,093
				27,439

Mexican pesos	Petróleos Mexicanos 7.19%–7.47% 2024–2026	MXN	99,000	4,619
1.26%	United Mexican States, Series M, 7.50% 2027		291,520	16,028
	United Mexican States, Series M20, 8.50% 2029		106,000	6,244
				26,891

Norwegian kroner	Norway (Kingdom of) 3.75% 2021	NKr	111,851	13,170
1.16%	Norway (Kingdom of) 2.00% 2023		99,579	11,570
				24,740

Israeli shekels	Israel (State of) 2.00% 2027	ILS	42,900	13,547
1.11%	Israel (State of) 5.50% 2042		20,200	10,041
				23,588

Polish zloty	Poland (Republic of), Series 0922, 5.75% 2022	PLN	36,700	10,733
0.82%	Poland (Republic of) 2.75%–5.75% 2021–2029		24,080	6,804
				17,537

U.S. dollars	Electricité de France SA 4.875% 2038[3]		$795	934
41.38%	Fannie Mae Pool #MA3692 3.50% 2049[2]		21,336	21,926
	Fannie Mae Pool #MA3776 4.00% 2049[2]		9,182	9,583
	Fannie Mae 2.18%–4.00% 2022–2049[2]		29,820	30,981
	Freddie Mac Pool #ZT1545 4.00% 2048[2]		21,875	22,779
	Freddie Mac 0%–4.00% 2030–2049[2,4]		23,510	24,327
	Government National Mortgage Assn. Pool #MA5987 4.50% 2049[2]		9,195	9,643
	Petróleos Mexicanos 6.35% 2048		927	898
	Poland (Republic of) 3.25%–4.00% 2024–2026		5,570	5,932
	South Africa (Republic of) 5.50% 2020		1,900	1,913
	State Grid Overseas Investment Ltd. 3.50% 2027[3]		5,600	5,865
	Statoil ASA 3.70%–4.25% 2024–2041		2,950	3,235
	U.S. Treasury 1.50% 2024[5]		38,920	38,608
	U.S. Treasury 2.75% 2025		10,140	10,683

96      American Funds Insurance Series

Global Bond Fund

		Principal amount	Value
Bonds, notes & other debt instruments		(000)	(000)
	U.S. Treasury 2.875% 2028[5]	$19,850	$21,358
	U.S. Treasury 1.625% 2029	12,500	12,176
	U.S. Treasury 3.00% 2048[5]	8,325	9,378
	U.S. Treasury 1.50%–3.00% 2020–2049[5]	54,050	56,040
	U.S. Treasury Inflation-Protected Security 0.25% 2029[1,5]	13,782	13,935
	U.S. Treasury Inflation-Protected Security 0.875% 2029[1,5]	78,843	83,772
	U.S. Treasury Inflation-Protected Security 1.00% 2049[1,5]	29,605	32,951
	U.S. Treasury Inflation-Protected Securities 0.38%–1.38% 2025–2044[1,5]	13,875	15,113
	Other securities		448,836
			880,866

Other	Other securities		59,257
2.79%	Total bonds, notes & other debt instruments (cost: $1,932,196,000)		1,992,567

Convertible bonds 0.00%
U.S. dollars	Other securities		10
0.00%	Total convertible bonds (cost: $8,000)		10

Convertible stocks 0.04%		Shares
U.S. dollars	Other securities		847
0.04%	Total convertible stocks (cost: $816,000)		847

Common stocks 0.05%
U.S. dollars	Other securities		1,142
0.05%	Total common stocks (cost: $2,504,000)		1,142

Rights & warrants 0.01%
U.S. dollars	Other securities		130
0.01%	Total rights & warrants (cost: $427,000)		130

Short-term securities 5.83%
Money market investments 3.65%
	Capital Group Central Cash Fund 1.73%[6]	777,446	77,745

American Funds Insurance Series      97

Global Bond Fund

	Principal amount		Value
Short-term securities (continued)	(000)		(000)
Other short-term securities 2.18%
Canadian Treasury Bills 1.67%–1.68% due 9/17/2020–10/15/2020	C$	24,270	$18,446
Greek Treasury Bills (0.03)% due 6/5/2020		€7,275	8,167
Other securities			19,839
			46,452
Total short-term securities (cost: $125,174,000)			124,197

Total investment securities 99.54% (cost: $2,061,125,000)			2,118,893
Other assets less liabilities 0.46%			9,751
Net assets 100.00%			$2,128,644

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities that were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities that were valued under fair value procedures was $2,425,000, which represented .11% of the net assets of the fund. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $3,927,000, which represented .18% of the net assets of the fund. One security in “Other securities” (with a value of $27,000, an aggregate cost of $116,000, and which represented less than .01% of the net assets of the fund) was acquired on 8/31/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[7]	12/31/2019[8]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	410	April 2020	$82,000	$88,355	$(46)
5 Year U.S. Treasury Note Futures	Long	922	April 2020	92,200	109,358	(407)
10 Year Euro-Bund Futures	Short	92	March 2020	€(9,200)	(17,594)	76
10 Year U.S. Treasury Note Futures	Long	165	March 2020	$16,500	21,189	(197)
20 Year U.S. Treasury Bond Futures	Long	37	March 2020	3,700	5,768	(129)
30 Year Euro-Buxl Futures	Long	42	March 2020	€4,200	9,346	(260)
30 Year Ultra U.S. Treasury Bond Futures	Short	28	March 2020	$(2,800)	(5,086)	158
						$(805)

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2019
(000)	(000)	Counterparty	date	(000)
AUD10,600	USD7,267	Goldman Sachs	1/6/2020	$173
EUR2,575	USD2,859	JPMorgan Chase	1/6/2020	31
EUR2,800	USD3,113	Standard Chartered Bank	1/6/2020	29
THB20	USD1	JPMorgan Chase	1/6/2020	—[9]
USD11,342	ILS39,170	JPMorgan Chase	1/6/2020	(4)
USD3,598	ZAR53,200	Citibank	1/6/2020	(198)
USD10,597	JPY1,149,000	UBS AG	1/7/2020	18
USD592	ZAR8,780	Morgan Stanley	1/7/2020	(35)
JPY1,496,000	USD13,823	JPMorgan Chase	1/7/2020	(48)
USD2,740	MXN54,000	Goldman Sachs	1/7/2020	(113)
USD10,625	EUR9,610	HSBC Bank	1/7/2020	(159)

98     American Funds Insurance Series

Global Bond Fund

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2019
(000)	(000)	Counterparty	date	(000)
USD5,087	ZAR74,900	Bank of America	1/7/2020	$(256)
USD5,533	ZAR82,000	JPMorgan Chase	1/7/2020	(317)
EUR6,400	USD7,142	Citibank	1/8/2020	41
CZK165,000	EUR6,461	Goldman Sachs	1/8/2020	28
USD11,470	JPY1,244,630	UBS AG	1/8/2020	10
USD1,516	CNH10,700	HSBC Bank	1/8/2020	(21)
USD7,105	EUR6,400	Goldman Sachs	1/8/2020	(77)
CLP12,189,000	USD15,324	Morgan Stanley	1/9/2020	888
AUD5,850	USD3,994	Citibank	1/9/2020	112
EUR6,815	USD7,578	Morgan Stanley	1/9/2020	71
GBP2,800	USD3,683	Bank of America	1/9/2020	27
USD7,142	EUR6,400	Citibank	1/9/2020	(41)
USD1,225	CLP982,000	Bank of America	1/9/2020	(82)
USD2,071	CLP1,654,653	Citibank	1/9/2020	(130)
USD7,386	BRL31,080	Goldman Sachs	1/9/2020	(338)
USD4,981	CLP4,000,347	Citibank	1/9/2020	(340)
USD6,794	CLP5,552,000	HSBC Bank	1/9/2020	(591)
USD1,522	INR109,575	JPMorgan Chase	1/10/2020	(12)
EUR7,100	USD7,883	HSBC Bank	1/13/2020	88
GBP7,659	USD10,086	Bank of America	1/13/2020	63
USD829	EUR745	Standard Chartered Bank	1/13/2020	(8)
USD4,717	EUR4,249	HSBC Bank	1/13/2020	(53)
EUR9,079	USD10,137	Bank of New York Mellon	1/15/2020	56
KRW10,058,500	USD8,651	Standard Chartered Bank	1/15/2020	50
GBP15,670	EUR18,547	Goldman Sachs	1/15/2020	(59)
CLP10,219,000	USD13,139	Goldman Sachs	1/16/2020	454
GBP18,640	USD24,544	HSBC Bank	1/16/2020	159
ILS12,500	USD3,581	Bank of America	1/16/2020	42
JPY1,900,496	USD17,468	Citibank	1/16/2020	40
CHF1,000	USD1,019	Citibank	1/16/2020	15
CAD880	USD668	JPMorgan Chase	1/16/2020	10
USD818	INR58,300	Standard Chartered Bank	1/16/2020	2
USD7,771	CLP5,841,270	Goldman Sachs	1/16/2020	1
USD9,358	ILS32,500	UBS AG	1/16/2020	(61)
USD7,864	MXN150,700	Citibank	1/16/2020	(87)
EUR21,331	NOK216,090	Bank of America	1/16/2020	(664)
JPY2,842,160	USD26,002	Barclays Bank PLC	1/17/2020	181
EUR7,460	USD8,345	Bank of America	1/17/2020	32
EUR6,190	USD6,925	Citibank	1/17/2020	26
EUR3,200	USD3,582	Standard Chartered Bank	1/17/2020	11
USD20,818	EUR18,600	Morgan Stanley	1/17/2020	(68)
AUD21,200	USD14,619	Citibank	1/21/2020	266
MXN172,760	USD9,081	Standard Chartered Bank	1/21/2020	26
JPY398,400	USD3,649	UBS AG	1/21/2020	22
USD9,099	MXN172,760	UBS AG	1/21/2020	(8)
USD4,856	MYR20,120	HSBC Bank	1/21/2020	(59)
GBP5,460	USD7,302	Standard Chartered Bank	1/21/2020	(65)
EUR23,977	USD26,822	Citibank	1/23/2020	113
JPY1,354,660	USD12,395	Goldman Sachs	1/23/2020	89
USD3,582	INR254,800	HSBC Bank	1/23/2020	20
USD3,158	MXN59,979	UBS AG	1/23/2020	(2)
USD3,400	CNH23,800	JPMorgan Chase	1/23/2020	(18)
USD4,756	CNH33,330	UBS AG	1/23/2020	(30)
USD33,503	EUR29,950	Morgan Stanley	1/23/2020	(141)
USD1,658	COP5,509,000	Citibank	1/24/2020	(16)
USD7,324	AUD10,670	Citibank	1/24/2020	(169)
EUR25,135	USD28,021	Standard Chartered Bank	1/27/2020	221

American Funds Insurance Series     99

Global Bond Fund

Forward currency contracts (continued)

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2019
(000)	(000)	Counterparty	date	(000)
USD4,205	INR299,650	Standard Chartered Bank	1/27/2020	$19
USD514	BRL2,100	JPMorgan Chase	1/27/2020	(7)
USD5,822	EUR5,220	JPMorgan Chase	1/27/2020	(44)
EUR5,010	USD5,594	Standard Chartered Bank	1/30/2020	36
CNH60,800	USD8,591	Standard Chartered Bank	2/10/2020	135
CNH18,800	USD2,668	Standard Chartered Bank	2/10/2020	30
USD3,927	CNH27,700	HSBC Bank	2/10/2020	(48)
USD19,976	CNH142,790	Standard Chartered Bank	2/10/2020	(517)
USD7,131	MXN141,260	JPMorgan Chase	3/4/2020	(269)
EUR27,760	USD31,090	HSBC Bank	3/17/2020	200
USD4,553	EUR3,940	Bank of America	3/26/2020	109
EUR2,580	USD2,888	HSBC Bank	3/26/2020	22
USD393	EUR340	JPMorgan Chase	3/26/2020	10
USD2,937	BRL12,100	JPMorgan Chase	4/1/2020	(59)
USD21,630	BRL91,700	Citibank	7/1/2020	(972)
				$(2,210)

Swap contracts

Interest rate swaps
							Unrealized
						Upfront	(depreciation)
					Value at	payments/	appreciation
		Expiration	Notional		12/31/2019	receipts	at 12/31/2019
Receive	Pay	date	(000)		(000)	(000)	(000)
(0.0955)%	6-month EURIBOR	7/22/2024		€64,700	$(156)	$—	$(156)
(0.356)%	6-month EURIBOR	8/9/2024		60,000	(511)	—	(511)
6-month HUF-BUBOR	1.39%	11/11/2029	HUF	2,335,000	106	—	106
6-month PLN-WIBOR	1.90%	11/12/2029	PLN	30,800	(26)	—	(26)
6-month PLN-WIBOR	1.88%	11/20/2029		30,710	(11)	—	(11)
3-month USD-LIBOR	2.0105%	12/18/2049		$3,125	59	—	59
						$—	$(539)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

						Unrealized
				Value at	Upfront	appreciation
Receive/		Expiration	Notional	12/31/2019	receipts	at 12/31/2019
Payment frequency	Pay	date	(000)	(000)	(000)	(000)
1.00%/Quarterly	CDX.NA.IG.33	12/20/2024	$130,250	$3,377	$2,646	$731

100     American Funds Insurance Series

Global Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $185,840,000, which represented 8.73% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $9,498,000, which represented .45% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 12/31/2019.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars	HUF = Hungarian forints
BRL = Brazilian reais	ILS = Israeli shekels
BUBOR = Budapest Interbank Offered Rate	INR = Indian rupees
CAD/C$ = Canadian dollars	JPY/¥ = Japanese yen
CHF = Swiss francs	KRW = South Korean won
CLP = Chilean pesos	MXN = Mexican pesos
CNH/CNY = Chinese yuan renminbi	MYR = Malaysian ringgits
COP = Colombian pesos	NOK/NKr = Norwegian kroner
CZK = Czech korunas	PLN = Polish zloty
DKr = Danish kroner	THB = Thai baht
EUR/€ = Euros	WIBOR = Warsaw Interbank Offer Rate
EURIBOR = Euro Interbank Offered Rate	ZAR = South African rand
GBP/£ = British pounds

See notes to financial statements.

American Funds Insurance Series     101

High-Income Bond Fund

Summary investment portfolio December 31, 2019

		Principal amount	Value
Bonds, notes & other debt instruments 92.80%		(000)	(000)
Corporate bonds & notes 92.80%
Communication	Cablevision Systems Corp. 6.75% 2021	$5,025	$5,419
services	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	6,450	6,817
16.19%	CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2030[1]	10,165	10,491
	CenturyLink, Inc. 6.75% 2023	7,100	7,940
	CenturyLink, Inc. 5.13%–7.50% 2022–2026[1]	3,875	4,037
	Embarq Corp. 7.995% 2036	1,275	1,351
	Frontier Communications Corp. 11.00% 2025	16,070	7,834
	Frontier Communications Corp. 8.00%–10.50% 2020–2027[1]	12,790	9,411
	Gogo Inc. 9.875% 2024[1]	14,750	15,610
	Intelsat Jackson Holding Co. 8.50% 2024[1]	6,100	5,569
	Level 3 Communications, Inc. 3.875% 2029[1]	1,450	1,464
	MDC Partners Inc. 6.50% 2024[1]	9,510	8,630
	Qwest Capital Funding, Inc. 6.875% 2028	1,100	1,087
	Sprint Corp. 6.875% 2028	5,395	5,823
	Sprint Corp. 7.13%–11.50% 2021–2032	10,350	11,813
	Univision Communications Inc. 5.125% 2023[1]	6,200	6,200
	Other securities		95,517
			205,013

Health care	Bausch Health Cos. Inc. 5.00%–7.00% 2028–2030[1]	6,955	7,296
15.42%	Centene Corp. 4.625% 2029[1]	6,985	7,374
	Centene Corp. 4.25%–6.13% 2022–2027[1]	15,605	16,182
	Endo International PLC 5.75%–6.00% 2022–2025[1,2]	15,759	11,863
	Kinetic Concepts, Inc. 12.50% 2021[1]	6,573	6,781
	Mallinckrodt PLC 4.875% 2020[1]	11,135	8,610
	Molina Healthcare, Inc. 5.375% 2022	10,235	10,898
	Molina Healthcare, Inc. 4.875% 2025[1]	1,744	1,797
	Par Pharmaceutical Cos. Inc. 7.50% 2027[1]	5,755	5,741
	Rotech Healthcare Inc., Term Loan,
	(3-month USD-LIBOR + 11.00%) 13.31% 2023 (100% PIK)[3,4,5,6,7]	5,665	5,721
	Tenet Healthcare Corp. 4.875% 2026[1]	9,600	10,067
	Tenet Healthcare Corp. 4.63%–8.13% 2022–2027[1]	8,717	9,359
	Teva Pharmaceutical Finance Co. BV 2.80% 2023	6,891	6,406
	Teva Pharmaceutical Finance Co. BV 6.00% 2024	8,192	8,307
	Teva Pharmaceutical Finance Co. BV 2.20%–7.13% 2021–2028[1]	8,526	8,079
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	12,430	12,869
	Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	4,670	5,373
	Valeant Pharmaceuticals International, Inc. 5.88%–9.00% 2023–2027[1]	6,235	6,642
	Other securities		45,896
			195,261

Materials	Cleveland-Cliffs Inc. 4.875% 2024[1]	5,375	5,505
12.07%	Cleveland-Cliffs Inc. 5.75% 2025	6,831	6,758
	Cleveland-Cliffs Inc. 5.875% 2027[1]	8,285	7,969
	First Quantum Minerals Ltd. 7.25% 2023[1]	8,150	8,455
	First Quantum Minerals Ltd. 7.50% 2025[1]	11,100	11,373
	First Quantum Minerals Ltd. 6.875% 2026[1]	5,075	5,148
	First Quantum Minerals Ltd. 6.50%–7.25% 2021–2024[1]	5,665	5,696
	LSB Industries, Inc. 9.625% 2023[1]	5,010	5,159
	Ryerson Inc. 11.00% 2022[1]	5,191	5,489
	Venator Materials Corp. 5.75% 2025[1]	6,535	6,045
	Other securities		85,249
			152,846

102     American Funds Insurance Series

High-Income Bond Fund

		Principal amount	Value
Bonds, notes & other debt instruments		(000)	(000)
Energy	CONSOL Energy Inc. 5.875% 2022	$7,366	$7,390
10.52%	Weatherford International PLC 11.00% 2024[1]	6,660	7,218
	Other securities		118,661
			133,269

Consumer	PetSmart, Inc. 7.125% 2023[1]	10,565	10,380
discretionary	PetSmart, Inc. 5.875% 2025[1]	8,093	8,265
9.69%	PetSmart, Inc. 8.875% 2025[1]	9,205	9,113
	Scientific Games Corp. 8.25% 2026[1]	5,130	5,665
	Staples, Inc. 7.50% 2026[1]	8,100	8,419
	Other securities		80,879
			122,721

Industrials	Builders FirstSource, Inc. 5.625% 2024[1]	5,958	6,209
8.71%	Dun & Bradstreet Corp. 10.25% 2027[1]	5,303	6,108
	FXI Holdings, Inc. 12.25% 2026[1]	5,155	5,377
	LSC Communications, Inc. 8.75% 2023[1]	9,510	5,163
	Other securities		87,400
			110,257

Information	Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 2025[5,7]	5,370	5,263
technology	Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	7,370	7,984
6.29%	Infor (US), Inc. 6.50% 2022	5,400	5,491
	Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.159% 2024[5,7]	8,645	8,883
	Unisys Corp. 10.75% 2022[1]	6,600	7,113
	Other securities		44,854
			79,588

Financials	Compass Diversified Holdings 8.00% 2026[1]	5,260	5,709
5.68%	FS Energy and Power Fund 7.50% 2023[1]	7,115	7,308
	Other securities		58,955
			71,972

Utilities	Talen Energy Corp. 10.50% 2026[1]	5,425	5,173
2.96%	Other securities		32,249
			37,422

Real estate	Howard Hughes Corp. 5.375% 2025[1]	6,070	6,343
2.64%	Other securities		27,139
			33,482

Consumer staples	Other securities		33,285
2.63%	Total corporate bonds & notes		1,175,116

Municipals 0.00%
	Other securities		5
	Total bonds, notes & other debt instruments (cost: $1,171,836,000)		1,175,121

American Funds Insurance Series     103

High-Income Bond Fund

		Principal amount	Value
Convertible bonds 0.37%		(000)	(000)
Communication	Gogo Inc., convertible notes, 6.00% 2022	$797	$1,001
services	Other securities		1,784
0.22%			2,785

Health care	Teva Pharmaceutical Finance Co. BV, Series C, convertible bonds, 0.25% 2026	1,375	1,310
0.10%

Materials	Cleveland-Cliffs Inc., convertible notes, 1.50% 2025	500	599
0.05%	Total convertible bonds (cost: $4,531,000)		4,694

Convertible stocks 0.63%		Shares
Other	Other securities		8,057
0.63%	Total convertible stocks (cost: $7,673,000)		8,057

Preferred securities 0.17%
Consumer	Other securities		2,187
discretionary	Total preferred securities (cost: $1,656,000)		2,187
0.17%

Common stocks 1.11%
Communication	Frontier Communications Corp.[8]	13,333	12
services	Other securities		384
0.03%			396

Other	Other securities		13,639
1.08%	Total common stocks (cost: $19,328,000)		14,035

Rights & warrants 0.06%
Energy	Other securities		711
0.06%	Total rights & warrants (cost: $2,287,000)		711

Short-term securities 3.09%
Money market investments 3.09%
	Capital Group Central Cash Fund 1.73%[9]	391,124	39,112
	Total short-term securities (cost: $38,979,000)		39,112

	Total investment securities 98.23% (cost: $1,246,290,000)		1,243,917
	Other assets less liabilities 1.77%		22,376
	Net assets 100.00%		$1,266,293

104     American Funds Insurance Series

High-Income Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $5,152,000, an aggregate cost of $5,650,000, and which represented .41% of the net assets of the fund) were acquired from 9/26/2013 to 8/31/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[10]	12/31/2019[11]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	295	April 2020	$59,000	$63,572	$(33)
10 Year Ultra U.S. Treasury Note Futures	Short	113	March 2020	(11,300)	(15,899)	192
						$159

Swap contracts

Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
						Unrealized
				Value at	Upfront	depreciation
	Pay/	Expiration	Notional	12/31/2019	payments	at 12/31/2019
Receive	Payment frequency	date	(000)	(000)	(000)	(000)
CDX.NA.IG.33	1.00%/Quarterly	12/20/2024	$41,200	$(1,068)	$(970)	$(98)
CDX.NA.HY.33	5.00%/Quarterly	12/20/2024	53,680	(5,171)	(3,691)	(1,480)
					$(4,661)	$(1,578)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $792,983,000, which represented 62.62% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $23,174,000, which represented 1.83% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $64,996,000, which represented 5.13% of the net assets of the fund.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Security did not produce income during the last 12 months.
[9]	Rate represents the seven-day yield at 12/31/2019.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series     105

Mortgage Fund

Summary investment portfolio December 31, 2019

		Principal amount	Value
Bonds, notes & other debt instruments 81.04%		(000)	(000)
Mortgage-backed obligations 63.38%
Federal agency	Fannie Mae Pool #AL3803 3.00% 2028[1]	$13	$13
mortgage-backed	Fannie Mae Pool #BJ9590 3.00% 2034[1]	1,855	1,901
obligations	Fannie Mae Pool #BM4488 3.435% 2048[1,2]	1,690	1,730
59.31%	Fannie Mae Pool #MA3692 3.50% 2049[1]	3,160	3,247
	Fannie Mae Pool #CA4566 3.50% 2049[1]	2,992	3,077
	Fannie Mae Pool #FM0020 3.50% 2049[1]	1,296	1,336
	Fannie Mae 3.00%–5.00% 2026–2049[1,2]	3,840	3,958
	Freddie Mac 4.00% 2036[1]	4,219	4,497
	Freddie Mac Pool #SB8002 3.00% 2034[1]	1,750	1,794
	Freddie Mac Pool #SB8027 3.00% 2035[1]	1,278	1,313
	Freddie Mac Pool #760014 3.486% 2045[1,2]	1,595	1,627
	Freddie Mac Pool #SD8005 3.50% 2049[1]	4,462	4,585
	Freddie Mac Pool #SD8001 3.50% 2049[1]	3,325	3,417
	Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	4,908
	Freddie Mac, Series K032, Class A2, Multi Family, 3.31% 2023[1]	1,250	1,301
	Freddie Mac 2.60%–5.00% 2020–2049[1,2]	5,214	5,423
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,3]	1,490	1,515
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,437	1,464
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,3]	10,713	11,041
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	9,853	10,390
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	6,803	7,063
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[1]	3,737	3,808
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C,
	2.75% 2029[1]	9,962	10,100
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1,
	3.50% 2028[1]	6,847	7,090
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1,
	3.50% 2028[1]	1,873	1,934
	Government National Mortgage Assn. 5.50% 2040[1]	1,469	1,640
	Government National Mortgage Assn. 3.50% 2043[1]	1,887	1,973
	Government National Mortgage Assn. 3.50% 2043[1]	1,535	1,605
	Government National Mortgage Assn. 3.50% 2043[1]	1,214	1,275
	Government National Mortgage Assn. 4.25% 2044[1]	1,574	1,682
	Government National Mortgage Assn. 4.50% 2049[1]	16,600	17,345
	Government National Mortgage Assn. 4.00% 2050[1,4]	4,760	4,927
	Government National Mortgage Assn. 4.50% 2050[1,4]	2,639	2,759
	Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	1,727	1,804
	Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1]	16,007	16,733
	Uniform Mortgage-Backed Security 3.00% 2035[1,4]	15,493	15,864
	Uniform Mortgage-Backed Security 3.00% 2035[1,4]	17	17
	Uniform Mortgage-Backed Security 4.50% 2050[1,4]	3,000	3,159
	Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	3,774	3,806
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	292	298
	Other securities		1,252
			174,671

Collateralized	Finance of America HECM Buyout, Series 2019-AB1, Class A, 2.656% 2049[1,5,6]	1,271	1,270
mortgage-backed	Other securities		10,709
obligations (privately			11,979
originated)	Total mortgage-backed obligations		186,650
4.07%

106     American Funds Insurance Series

Mortgage Fund

		Principal amount	Value
Bonds, notes & other debt instruments		(000)	(000)
U.S. Treasury bonds & notes 9.65%
U.S. Treasury	U.S. Treasury 2.00% 2022	$2,400	$2,425
4.86%	U.S. Treasury 1.75% 2023	3,500	3,513
	U.S. Treasury 2.875% 2023	4,350	4,547
	U.S. Treasury 2.50% 2024	2,500	2,588
	U.S. Treasury 2.13%–2.75% 2022–2023	1,224	1,247
			14,320

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2023[7]	6,216	6,315
inflation-protected	U.S. Treasury Inflation-Protected Security 2.125% 2041[7]	129	170
securities	U.S. Treasury Inflation-Protected Security 0.75% 2042[7,8]	7,328	7,629
4.79%			14,114
	Total U.S. Treasury bonds & notes		28,434

Federal agency bonds & notes 6.42%
	Fannie Mae 2.00% 2022	5,800	5,849
	Federal Home Loan Bank 1.375% 2021	3,000	2,992
	Federal Home Loan Bank 1.875% 2021	10,000	10,055
			18,896
Asset-backed obligations 1.59%
	Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A,
	2.73% 2021[1,6]	1,823	1,825
	Other securities		2,856
			4,681
	Total bonds, notes & other debt instruments (cost: $234,202,000)		238,661

Short-term securities 13.90%
Federal agency discount notes 13.05%
	Fannie Mae 1.50%–1.55% due 1/22/2020–1/23/2020	12,500	12,489
	Federal Farm Credit Banks 1.57% due 1/30/2020	8,000	7,990
	Federal Home Loan Bank 1.55%–1.59% due 1/3/2020–2/18/2020	13,000	12,988
	Freddie Mac 1.64% due 3/18/2020	5,000	4,984
			38,451

Commercial paper 0.85%
	Starbird Funding Corp. 1.58% due 1/2/2020[6]	2,500	2,500
	Total short-term securities (cost: $40,948,000)		40,951

	Total investment securities 94.94% (cost: $275,150,000)		279,612
	Other assets less liabilities 5.06%		14,898
	Net assets 100.00%		$294,510

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series     107

Mortgage Fund

Futures contracts

						Unrealized
				Notional	Value at	depreciation
		Number of		amount[9]	12/31/2019[10]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	425	April 2020	$85,000	$91,588	$(49)
5 Year U.S. Treasury Note Futures	Long	427	April 2020	42,700	50,646	(176)
10 Year Ultra U.S. Treasury Note Futures	Long	126	March 2020	12,600	17,729	(213)
10 Year U.S. Treasury Note Futures	Long	79	March 2020	7,900	10,145	(95)
20 Year U.S. Treasury Bond Futures	Long	56	March 2020	5,600	8,731	(186)
30 Year Ultra U.S. Treasury Bond Futures	Long	5	March 2020	500	908	(27)
						$(746)

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2019	receipts	at 12/31/2019
Receive	Pay	date	(000)	(000)	(000)	(000)
1.553%	U.S. EFFR	1/29/2020	$102,700	$— [11]	$—	$— [11]
1.5365%	U.S. EFFR	1/29/2020	81,500	(1)	—	(1)
1.535%	U.S. EFFR	1/29/2020	85,500	(1)	—	(1)
1.531%	U.S. EFFR	3/18/2020	95,000	(4)	—	(4)
1.515%	U.S. EFFR	3/18/2020	86,100	(6)	—	(6)
1.5155%	U.S. EFFR	3/18/2020	182,000	(12)	—	(12)
1.5135%	U.S. EFFR	3/18/2020	181,900	(13)	—	(13)
3-month USD-LIBOR	2.806%	8/29/2020	300	(2)	—	(2)
1.4555%	U.S. EFFR	12/10/2020	16,900	(10)	—	(10)
1.454%	U.S. EFFR	12/10/2020	20,100	(12)	—	(12)
1.487%	U.S. EFFR	12/16/2020	18,375	(5)	—	(5)
1.491%	U.S. EFFR	12/16/2020	18,625	(5)	—	(5)
1.34%	U.S. EFFR	10/18/2021	21,000	(42)	—	(42)
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	171	—	171
1.3615%	U.S. EFFR	11/1/2021	29,500	(45)	—	(45)
1.281%	U.S. EFFR	11/4/2021	29,500	(88)	—	(88)
U.S. EFFR	1.335%	11/26/2021	30,000	61	—	61
2.012%	3-month USD-LIBOR	10/4/2022	9,000	82	—	82
2.00%	3-month USD-LIBOR	10/5/2022	41,500	364	—	364
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	48	—	48
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	(640)	—	(640)
2.21875%	U.S. EFFR	3/14/2024	9,000	271	—	271
3-month USD-LIBOR	2.322%	5/2/2024	10,100	(262)	—	(262)
3-month USD-LIBOR	2.325%	5/2/2024	23,300	(606)	—	(606)
3-month USD-LIBOR	2.24%	12/5/2026	10,500	(313)	—	(313)
3-month USD-LIBOR	2.05%	7/18/2029	6,000	(92)	—	(92)
U.S. EFFR	1.485%	10/23/2029	2,100	32	—	32
U.S. EFFR	1.4869%	10/23/2029	1,900	29	—	29
U.S. EFFR	1.453%	10/24/2029	2,500	45	—	45
U.S. EFFR	1.4741%	10/24/2029	2,500	41	—	41
U.S. EFFR	1.4495%	10/24/2029	1,800	33	—	33
U.S. EFFR	1.446%	10/24/2029	200	4	—	4
1.419%	U.S. EFFR	11/26/2029	6,000	(130)	—	(130)
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(222)	—	(222)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(457)	—	(457)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(682)	—	(682)
U.S. EFFR	2.155%	11/10/2047	1,280	(86)	—	(86)
U.S. EFFR	2.5635%	2/12/2048	4,528	(714)	—	(714)
2.98%	3-month USD-LIBOR	3/15/2048	300	59	—	59

108     American Funds Insurance Series

Mortgage Fund

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2019	receipts	at 12/31/2019
Receive	Pay	date	(000)	(000)	(000)	(000)
2.9625%	3-month USD-LIBOR	3/15/2048	$300	$57	$—	$57
2.917%	3-month USD-LIBOR	3/16/2048	600	109	—	109
3-month USD-LIBOR	1.934%	12/12/2049	2,200	80	—	80
3-month USD-LIBOR	1.935%	12/17/2049	2,480	90	—	90
3-month USD-LIBOR	2.007%	12/19/2049	900	18	—	18
3-month USD-LIBOR	2.045%	12/27/2049	2,200	24	—	24
					$—	$(2,832)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Step bond; coupon rate may change at a later date.
[4]	Purchased on a TBA basis.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $1,270,000, which represented .43% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $17,782,000, which represented 6.04% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,195,000, which represented 1.42% of the net assets of the fund.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Amount less than one thousand.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series     109

Ultra-Short Bond Fund

Investment portfolio December 31, 2019

	Principal amount	Value
Short-term securities 99.86%	(000)	(000)
Commercial paper 71.65%
Alberta (Province of) 1.78% due 1/8/2020[1]	$9,000	$8,997
American Honda Finance Corp. 1.84% due 1/6/2020	11,000	10,997
BMW U.S. Capital LLC 1.61% due 1/8/2020[1]	7,000	6,997
Chariot Funding, LLC 2.00% due 1/7/2020[1]	9,300	9,297
CHARTA, LLC 1.78% due 1/16/2020[1]	10,000	9,992
Eli Lilly and Co. 1.66% due 1/6/2020[1]	10,000	9,997
ExxonMobil Corp. 1.65% due 2/18/2020	10,000	9,977
Henkel of America, Inc. 1.75% due 2/4/2020[1]	7,000	6,989
LVMH Moët Hennessy Louis Vuitton Inc. 1.70% due 2/13/2020[1]	10,000	9,980
National Rural Utilities Cooperative Finance Corp. 1.72% due 1/13/2020	8,100	8,095
Nederlandse Waterschapsbank N.V. 1.84% due 3/18/2020[1]	10,000	9,961
New York Life Capital Corp. 1.60% due 2/12/2020[1]	10,000	9,980
NRW.BANK 1.90% due 1/21/2020[1]	9,000	8,991
OMERS Finance Trust 1.87% due 1/22/2020[1]	10,000	9,990
Oversea-Chinese Banking Corp. Ltd. 1.87% due 1/24/2020[1]	10,800	10,787
Pfizer Inc. 2.04% due 1/23/2020[1]	11,700	11,688
Simon Property Group, LP 1.70% due 1/13/2020[1]	8,100	8,095
ST Engineering North America, Inc. 1.87% due 1/21/2020[1]	2,000	1,998
Starbird Funding Corp. 1.58% due 1/2/2020[1]	6,000	6,000
United Overseas Bank Ltd. 1.83% due 2/25/2020[1]	10,000	9,974
United Parcel Service Inc. 1.62% due 1/13/2020[1]	10,200	10,195
Victory Receivables Corp. 1.82% due 2/3/2020[1]	10,000	9,983
Walt Disney Co. 1.69% due 2/26/2020[1]	5,000	4,986
		203,946

Federal agency discount notes 14.73%
Fannie Mae 1.53% due 1/10/2020	10,000	9,996
Federal Farm Credit Banks 1.55% due 3/4/2020	7,000	6,981
Federal Home Loan Bank 1.57% due 1/31/2020	15,000	14,982
Freddie Mac 1.55% due 3/10/2020	10,000	9,971
		41,930

Bonds & notes of governments & government agencies outside the U.S. 9.97%
CPPIB Capital Inc. 1.82% due 1/24/2020	10,000	9,989
Ontario (Province of) 1.74% due 2/3/2020	7,400	7,389
Québec (Province of) 1.85% due 1/16/2020[1]	11,000	10,992
		28,370

U.S. Treasury bonds & notes 3.51%
U.S. Treasury Bill 1.50% due 2/11/2020	10,000	9,983
Total short-term securities (cost: $284,222,000)		284,229

Total investment securities 99.86% (cost: $284,222,000)		284,229
Other assets less liabilities 0.14%		401
Net assets 100.00%		$284,630

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $185,869,000, which represented 65.30% of the net assets of the fund.

See notes to financial statements.

110     American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2019

		Principal amount	Value
Bonds, notes & other debt instruments 96.81%		(000)	(000)
U.S. Treasury bonds & notes 51.15%
U.S. Treasury	U.S. Treasury 1.75% 2021[1]	$33,540	$33,641
43.49%	U.S. Treasury (3-month U.S. Treasury Bill Yield + 0.30%) 1.826% 2021[2]	51,589	51,671
	U.S. Treasury 2.00% 2021	46,300	46,669
	U.S. Treasury 2.125% 2021	23,450	23,661
	U.S. Treasury 2.25% 2021	23,580	23,820
	U.S. Treasury 1.75% 2022	174,300	174,930
	U.S. Treasury 1.875% 2022	63,000	63,391
	U.S. Treasury 1.875% 2022	25,000	25,170
	U.S. Treasury 1.875% 2022	23,000	23,167
	U.S. Treasury 2.00% 2022	69,500	70,238
	U.S. Treasury 2.125% 2023[1]	57,739	58,782
	U.S. Treasury 2.875% 2023	43,000	44,952
	U.S. Treasury 2.875% 2023	22,500	23,538
	U.S. Treasury 1.50% 2024	47,000	46,623
	U.S. Treasury 2.00% 2024	30,050	30,469
	U.S. Treasury 2.125% 2024[1]	31,975	32,620
	U.S. Treasury 2.50% 2024	44,000	45,540
	U.S. Treasury 2.75% 2025	38,000	39,970
	U.S. Treasury 1.625% 2026	77,000	76,037
	U.S. Treasury 1.875% 2026	86,000	86,393
	U.S. Treasury 1.75% 2029	35,000	34,467
	U.S. Treasury 2.25% 2049[1]	25,700	24,937
	U.S. Treasury 2.875% 2049[1]	26,000	28,663
	U.S. Treasury 1.50%–2.88% 2021–2049[1]	148,885	150,278
			1,259,627

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2023[3]	36,777	37,362
inflation-protected	U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	72,013	72,476
securities	U.S. Treasury Inflation-Protected Security 0.25% 2025[3]	24,054	24,283
7.66%	U.S. Treasury Inflation-Protected Security 0.75% 2042[1,3]	22,423	23,344
	U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2022–2049[3]	61,709	64,292
			221,757
	Total U.S. Treasury bonds & notes		1,481,384

Mortgage-backed obligations 27.67%
Federal agency	Fannie Mae Pool #BH2597 4.00% 2047[4]	25,092	26,390
mortgage-backed	Fannie Mae Pool #MA3775 3.50% 2049[4]	44,907	46,182
obligations	Fannie Mae 0%–9.16% 2022–2049[2,4]	75,935	79,030
27.67%	Freddie Mac Pool #SD8001 3.50% 2049[4]	90,895	93,422
	Freddie Mac Pool #SD8005 3.50% 2049[4]	34,320	35,264
	Freddie Mac 0%–5.50% 2020–2049[2,4]	79,149	81,942
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[4]	37,774	39,835
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50%
	2028[4]	39,374	40,773
	Government National Mortgage Assn. 3.50% 2050[4,5]	40,000	41,221
	Government National Mortgage Assn. 4.00% 2050[4,5]	30,870	31,952
	Government National Mortgage Assn. 2.26%–6.64% 2034–2065[2,4,5]	81,733	85,971
	Uniform Mortgage-Backed Security 3.00% 2035[4,5]	76,804	78,695
	Uniform Mortgage-Backed Security 3.00% 2035[4,5]	28,225	28,903
	Uniform Mortgage-Backed Security 4.50% 2050[4,5]	16	17
	Other securities		91,827
			801,424

American Funds Insurance Series     111

U.S. Government/AAA-Rated Securities Fund

	Principal amount	Value
Bonds, notes & other debt instruments (continued)	(000)	(000)
Federal agency bonds & notes 17.99%
Fannie Mae 2.75% 2021	$26,500	$26,938
Fannie Mae 2.875% 2023	36,000	37,533
Fannie Mae 1.25%–7.13% 2021–2030	6,900	8,673
Federal Home Loan Bank 3.25%–5.50% 2023–2036	30,315	32,747
Freddie Mac 2.375% 2021	40,000	40,340
Private Export Funding Corp. 3.266% 2021[6]	34,000	34,994
Private Export Funding Corp. 2.25%–3.55% 2020–2024	11,340	11,768
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	33,756
Tennessee Valley Authority 2.88%–5.88% 2027–2060	14,330	16,251
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	6,670	6,749
U.S. Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	88,693
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,884
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	45,794
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	3,010	3,549
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,990
U.S. Agency for International Development, Ukraine 1.471% 2021	4,410	4,397
U.S. Department of Housing and Urban Development 1.98%–3.70% 2020–2034	73,632	76,567
Other securities		5,422
		521,045
Total bonds, notes & other debt instruments (cost: $2,765,266,000)		2,803,853

Short-term securities 8.05%
Commercial paper 7.88%
Bank of New York Co., Inc. 1.60% due 1/2/2020	26,700	26,698
Exxon Mobil Corp. 1.62% due 2/3/2020	50,000	49,923
Pfizer Inc. 1.67% due 1/16/2020[6]	64,800	64,755
Starbird Funding Corp. 1.58% due 1/2/2020[6]	28,100	28,098
Toronto-Dominion Bank 1.70% due 1/7/2020[6]	50,000	49,983
Other securities		8,695
		228,152

Federal agency discount notes 0.17%
Other securities		4,994
Total short-term securities (cost: $233,152,000)		233,146

Total investment securities 104.86% (cost: $2,998,418,000)		3,036,999
Other assets less liabilities (4.86)%		(140,665)
Net assets 100.00%		$2,896,334

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

112     American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[7]	12/31/2019[8]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
30 Day Federal Funds Futures	Long	451	January 2020	$187,932	$185,014	$(118)
90 Day Euro Dollar Futures	Long	565	March 2020	141,250	138,799	543
2 Year U.S. Treasury Note Futures	Long	4,270	April 2020	854,000	920,185	90
5 Year U.S. Treasury Note Futures	Long	6,935	April 2020	693,500	822,556	(3,396)
10 Year U.S. Treasury Note Futures	Long	1,481	March 2020	148,100	190,193	(1,498)
10 Year Ultra U.S. Treasury Note Futures	Short	32	March 2020	(3,200)	(4,502)	54
20 Year U.S. Treasury Bond Futures	Long	219	March 2020	21,900	34,144	(596)
30 Year Ultra U.S. Treasury Bond Futures	Long	569	March 2020	56,900	103,362	(3,027)
						$(7,948)

Swap contracts

Interest rate swaps
						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	12/31/2019	receipts	at 12/31/2019
Receive	Pay	date	(000)	(000)	(000)	(000)
1.553%	U.S. EFFR	1/29/2020	$1,624,100	$1	$—	$1
1.5365%	U.S. EFFR	1/29/2020	1,288,300	(16)	—	(16)
1.535%	U.S. EFFR	1/29/2020	1,351,500	(18)	—	(18)
1.531%	U.S. EFFR	3/18/2020	741,200	(33)	—	(33)
1.515%	U.S. EFFR	3/18/2020	671,100	(45)	—	(45)
1.5155%	U.S. EFFR	3/18/2020	1,419,000	(93)	—	(93)
1.5135%	U.S. EFFR	3/18/2020	1,418,700	(97)	—	(97)
1.5435%	U.S. EFFR	4/29/2020	770,000	(9)	—	(9)
1.535%	U.S. EFFR	4/29/2020	1,187,700	(25)	—	(25)
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(223)	—	(223)
1.4555%	U.S. EFFR	12/10/2020	129,200	(77)	—	(77)
1.454%	U.S. EFFR	12/10/2020	152,800	(94)	—	(94)
1.4995%	U.S. EFFR	12/20/2020	283,000	(43)	—	(43)
2.197%	U.S. EFFR	4/15/2021	174,000	1,418	—	1,418
1.605%	U.S. EFFR	6/20/2021	116,816	124	—	124
1.6325%	U.S. EFFR	7/18/2021	243,000	453	—	453
1.34%	U.S. EFFR	10/18/2021	50,000	(99)	—	(99)
1.355%	U.S. EFFR	10/24/2021	34,100	(57)	—	(57)
1.339%	U.S. EFFR	10/24/2021	62,000	(122)	—	(122)
1.3065%	U.S. EFFR	10/25/2021	83,800	(213)	—	(213)
1.39%	U.S. EFFR	10/31/2021	116,000	(116)	—	(116)
1.3615%	U.S. EFFR	11/1/2021	252,400	(383)	—	(383)
1.281%	U.S. EFFR	11/4/2021	252,700	(756)	—	(756)
1.411%	U.S. EFFR	11/7/2021	56,875	(35)	—	(35)
1.3925%	U.S. EFFR	11/7/2021	56,875	(54)	—	(54)
U.S. EFFR	1.335%	11/26/2021	222,000	451	—	451
1.433%	U.S. EFFR	12/16/2021	137,600	(21)	—	(21)
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(612)	—	(612)
2.197%	U.S. EFFR	4/18/2022	47,400	768	—	768
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	(111)	—	(111)
1.8475%	3-month USD-LIBOR	7/11/2022	34,900	150	—	150
2.5775%	U.S. EFFR	7/16/2022	181,639	2,107	—	2,107
3-month USD-LIBOR	1.948%	7/28/2022	20,000	(139)	—	(139)
2.80%	3-month USD-LIBOR	9/2/2022	280,000	6,379	—	6,379
2.75%	3-month USD-LIBOR	9/2/2022	280,000	6,107	—	6,107
2.009%	3-month USD-LIBOR	10/4/2022	50,000	450	—	450

American Funds Insurance Series     113

U.S. Government/AAA-Rated Securities Fund

Swap contracts (continued)

Interest rate swaps (continued)
						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	12/31/2019	receipts	at 12/31/2019
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	2.0815%	2/10/2024	$28,700	$(441)	$—	$(441)
2.21875%	U.S. EFFR	3/14/2024	54,000	1,627	—	1,627
3-month USD-LIBOR	2.21079%	3/27/2024	48,318	(1,010)	—	(1,010)
3-month USD-LIBOR	2.33%	5/2/2024	48,460	(1,272)	—	(1,272)
3-month USD-LIBOR	2.588%	1/26/2025	15,600	(647)	—	(647)
3-month USD-LIBOR	1.867%	7/11/2025	49,400	(84)	—	(84)
3-month USD-LIBOR	2.27%	12/5/2026	44,900	(1,426)	—	(1,426)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	723	—	723
2.908%	3-month USD-LIBOR	2/1/2028	16,000	721	—	721
2.925%	3-month USD-LIBOR	2/1/2028	12,800	587	—	587
2.92%	3-month USD-LIBOR	2/2/2028	12,200	556	—	556
U.S. EFFR	2.5065%	3/22/2028	8,700	(610)	—	(610)
U.S. EFFR	2.535%	3/23/2028	6,700	(484)	—	(484)
U.S. EFFR	2.471%	3/27/2028	8,100	(546)	—	(546)
U.S. EFFR	2.4575%	3/29/2028	9,638	(639)	—	(639)
U.S. EFFR	2.424%	3/30/2028	8,160	(520)	—	(520)
U.S. EFFR	2.412%	4/5/2028	3,702	(233)	—	(233)
3-month USD-LIBOR	1.9675%	6/21/2029	50,700	(418)	—	(418)
3-month USD-LIBOR	2.05%	7/18/2029	41,000	(629)	—	(629)
3-month USD-LIBOR	1.995%	7/19/2029	25,400	(266)	—	(266)
U.S. EFFR	1.485%	10/23/2029	16,000	244	—	244
U.S. EFFR	1.4869%	10/23/2029	14,600	220	—	220
U.S. EFFR	1.453%	10/24/2029	18,500	336	—	336
U.S. EFFR	1.4741%	10/24/2029	18,500	300	—	300
U.S. EFFR	1.4495%	10/24/2029	13,600	251	—	251
U.S. EFFR	1.446%	10/24/2029	1,800	34	—	34
1.419%	U.S. EFFR	11/26/2029	47,000	(1,021)	—	(1,021)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(5,923)	—	(5,923)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(6,114)	—	(6,114)
3-month USD-LIBOR	2.986%	2/1/2038	7,800	(449)	—	(449)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	(545)	—	(545)
3-month USD-LIBOR	2.963%	2/1/2038	9,800	(546)	—	(546)
3-month USD-LIBOR	2.967%	2/2/2038	7,600	(426)	—	(426)
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(2,481)	—	(2,481)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(3,559)	—	(3,559)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(3,659)	—	(3,659)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(1,489)	—	(1,489)
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	(164)	—	(164)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	(925)	—	(925)
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	(398)	—	(398)
U.S. EFFR	2.155%	11/10/2047	8,640	(580)	—	(580)
U.S. EFFR	2.5635%	2/12/2048	33,204	(5,234)	—	(5,234)
3-month USD-LIBOR	1.934%	12/12/2049	19,300	704	—	704
3-month USD-LIBOR	1.935%	12/17/2049	17,280	627	—	627
3-month USD-LIBOR	2.007%	12/19/2049	21,500	423	—	423
3-month USD-LIBOR	2.045%	12/27/2049	15,100	166	—	166
					$—	$(20,302)

114     American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $46,115,000, which represented 1.59% of the net assets of the fund.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $177,830,000, which represented 6.14% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series     115

Managed Risk Growth Fund

Investment portfolio December 31, 2019

		Value
Growth funds 81.52%	Shares	(000)
American Funds Insurance Series – Growth Fund, Class 1	4,413,020	$358,426
Total growth funds (cost: $314,327,000)		358,426

Fixed income funds 15.17%
American Funds Insurance Series – Bond Fund, Class 1	5,970,036	66,685
Total fixed income funds (cost: $64,788,000)		66,685

Short-term securities 3.38%
Government Cash Management Fund 1.51%[1]	14,836,148	14,836
Total short-term securities (cost: $14,836,000)		14,836

Total investment securities 100.07% (cost: $393,951,000)		439,947
Other assets less liabilities (0.07)%		(297)
Net assets 100.00%		$439,650

Futures contracts

						Unrealized
				Notional	Value at	depreciation
		Number of		amount[2]	12/31/2019[3]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	142	March 2020	$14,200	$16,843	$(61)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain (loss)	appreciation	income	12/31/2019
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 81.52%
American Funds Insurance Series –
Growth Fund, Class 1	3,963,500	841,360	391,840	4,413,020	$3,636	$45,980	$3,243	$358,426

Fixed income funds 15.17%
American Funds Insurance Series –
Bond Fund, Class 1	5,110,855	1,716,104	856,923	5,970,036	(16)	3,708	1,763	66,685
Total 96.69%					$3,620	$49,688	$5,006	$425,111

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

116     American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2019

		Value
Growth funds 80.75%	Shares	(000)
American Funds Insurance Series – International Fund, Class 1	6,417,163	$133,862
Total growth funds (cost: $119,729,000)		133,862

Fixed income funds 14.76%
American Funds Insurance Series – Bond Fund, Class 1	2,190,172	24,465
Total fixed income funds (cost: $23,789,000)		24,465

Short-term securities 4.55%
Government Cash Management Fund 1.51%[1]	7,541,294	7,541
Total short-term securities (cost: $7,541,000)		7,541

Total investment securities 100.06% (cost: $151,059,000)		165,868
Other assets less liabilities (0.06)%		(99)
Net assets 100.00%		$165,769

Futures contracts

						Unrealized
				Notional	Value at	depreciation
		Number of		amount[2]	12/31/2019[3]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	72	March 2020	$7,200	$8,540	$(30)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain	appreciation	income	12/31/2019
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 80.75%
American Funds Insurance Series –
International Fund, Class 1	6,802,836	422,276	807,949	6,417,163	$553	$20,856	$2,158	$133,862

Fixed income funds 14.76%
American Funds Insurance Series –
Bond Fund, Class 1	2,162,908	382,186	354,922	2,190,172	64	1,507	667	24,465
Total 95.51%					$617	$22,363	$2,825	$158,327

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series     117

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2019

		Value
Growth-and-income funds 81.97%	Shares	(000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	22,089,727	$299,536
Total growth-and-income funds (cost: $295,807,000)		299,536

Fixed income funds 14.64%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,337,434	53,524
Total fixed income funds (cost: $52,792,000)		53,524

Short-term securities 3.45%
Government Cash Management Fund 1.51%[1]	12,608,727	12,609
Total short-term securities (cost: $12,609,000)		12,609

Total investment securities 100.06% (cost: $361,208,000)		365,669
Other assets less liabilities (0.06)%		(234)
Net assets 100.00%		$365,435

Futures contracts

						Unrealized
				Notional	Value at	depreciation
		Number of		amount[2]	12/31/2019[3]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	121	March 2020	$12,100	$14,352	$(52)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain	appreciation	income	12/31/2019
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth-and-income funds 81.97%
American Funds Insurance Series –
Blue Chip Income and Growth Fund, Class 1	21,901,978	2,725,657	2,537,908	22,089,727	$139	$27,211	$6,403	$299,536

Fixed income funds 14.64%
American Funds Insurance Series –
U.S. Government/AAA-Rated Securities
Fund, Class 1	4,484,388	702,066	849,020	4,337,434	30	1,747	1,181	53,524
Total 96.61%					$169	$28,958	$7,584	$353,060

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

118     American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2019

		Value
Growth-and-income funds 81.15%	Shares	(000)
American Funds Insurance Series – Growth-Income Fund, Class 1	36,320,774	$1,841,827
Total growth-and-income funds (cost: $1,679,355,000)		1,841,827

Fixed income funds 14.86%
American Funds Insurance Series – Bond Fund, Class 1	30,186,789	337,186
Total fixed income funds (cost: $317,192,000)		337,186

Short-term securities 3.81%
Government Cash Management Fund 1.51%[1]	86,525,815	86,526
Total short-term securities (cost: $86,526,000)		86,526

Options purchased 0.19%
Options purchased*		4,322
Total options purchased (cost: $14,443,000)		4,322

Total investment securities 100.01% (cost: $2,097,516,000)		2,269,861
Other assets less liabilities (0.01)%		(137)
Net assets 100.00%		$2,269,724

*Options purchased

Put

		Notional			Value at
	Number of	amount	Exercise	Expiration	12/31/2019
Description	contracts	(000)	price	date	(000)
S&P 500 Index	110	$355	$2,050.00	3/20/2020	$8
S&P 500 Index	2,720	8,788	2,100.00	3/20/2020	231
S&P 500 Index	1,200	3,877	2,150.00	3/20/2020	144
S&P 500 Index	50	162	2,175.00	3/20/2020	5
S&P 500 Index	715	2,310	2,200.00	3/20/2020	82
S&P 500 Index	135	436	2,225.00	3/20/2020	17
S&P 500 Index	170	549	2,250.00	3/20/2020	25
S&P 500 Index	95	307	2,225.00	6/19/2020	50
S&P 500 Index	250	808	2,250.00	6/19/2020	148
S&P 500 Index	130	420	2,275.00	6/19/2020	92
S&P 500 Index	3,520	11,372	2,325.00	6/19/2020	3,041
S&P 500 Index	160	517	2,350.00	6/19/2020	130
S&P 500 Index	180	582	2,375.00	6/19/2020	160
S&P 500 Index	70	226	2,400.00	6/19/2020	78
S&P 500 Index	65	210	2,450.00	6/19/2020	86
S&P 500 Index	15	48	2,325.00	9/18/2020	25
					$4,322

American Funds Insurance Series     119

Managed Risk Growth-Income Fund

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[2]	12/31/2019[3]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	876	March 2020	$87,600	$103,902	$(375)
S&P 500 E-mini Index Contracts	Long	380	March 2020	19	61,391	1,045
						$670

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain	appreciation	income	12/31/2019
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth-and-income funds 81.15%
American Funds Insurance Series –
Growth-Income Fund, Class 1	33,123,343	5,204,328	2,006,897	36,320,774	$10,843	$181,776	$32,844	$1,841,827

Fixed income funds 14.86%
American Funds Insurance Series –
Bond Fund, Class 1	26,945,898	5,339,384	2,098,493	30,186,789	551	19,412	9,121	337,186
Total 96.01%					$11,394	$201,188	$41,965	$2,179,013

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

120     American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2019

		Value
Asset allocation funds 95.49%	Shares	(000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	112,462,863	$2,704,731
Total asset allocation funds (cost: $2,461,096,000)		2,704,731

Short-term securities 4.57%
Government Cash Management Fund 1.51%[1]	129,388,605	129,389
Total short-term securities (cost: $129,389,000)		129,389

Total investment securities 100.06% (cost: $2,590,485,000)		2,834,120
Other assets less liabilities (0.06)%		(1,616)
Net assets 100.00%		$2,832,504

Futures contracts

						Unrealized
				Notional	Value at	depreciation
		Number of		amount[2]	12/31/2019[3]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	1,222	March 2020	$122,200	$144,941	$(525)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2019, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain	appreciation	income	12/31/2019
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Asset allocation funds 95.49%
American Funds Insurance Series –
Asset Allocation Fund, Class 1	115,468,223	9,622,390	12,627,750	112,462,863	$18,556	$297,458	$55,061	$2,704,731

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series     121

Financial statements

Statements of assets and liabilities at December 31, 2019

		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,834,678	$4,695,009	$28,530,215	$10,090,299	$3,763,903
Affiliated issuers	—	12,711	—	—	—
Cash	77	984	961	1,558	5,500
Cash collateral received for securities on loan	—	9,581	—	—	—
Cash denominated in currencies other than U.S. dollars	187	5,130	822	3,548	730
Unrealized appreciation on open forward currency contracts	—	—	—	—	—
Receivables for:
Sales of investments	—	2,285	7,836	2,831	261
Sales of fund’s shares	2,516	3,547	5,850	1,503	1,370
Dividends and interest	12,553	3,331	40,016	17,475	6,799
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Securities lending income	—	384	—	—	9
Other	468	226	53	96	1,978
	6,850,479	4,733,188	28,585,753	10,117,310	3,780,550

Liabilities:
Collateral for securities on loan	—	95,814	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—	131	—
Payables for:
Purchases of investments	218	2,571	19,404	1,808	841
Repurchases of fund’s shares	40,573	4,821	82,386	18,480	3,083
Investment advisory services	2,924	2,682	7,647	4,148	2,180
Insurance administrative fees	226	121	897	230	382
Services provided by related parties	1,061	653	4,372	1,231	429
Trustees’ deferred compensation	77	52	497	207	36
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Non-U.S. taxes	4,857	6,103	811	15,406	13,045
Other	96	98	80	238	143
	50,032	112,915	116,094	41,879	20,139
Net assets at December 31, 2019	$6,800,447	$4,620,273	$28,469,659	$10,075,431	$3,760,411

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,735,844	$3,169,995	$15,151,170	$7,794,312	$2,756,659
Total distributable earnings	3,064,603	1,450,278	13,318,489	2,281,119	1,003,752
Net assets at December 31, 2019	$6,800,447	$4,620,273	$28,469,659	$10,075,431	$3,760,411

Investment securities on loan, at value	$—	$102,111	$—	$—	$2,679
Investment securities, at cost:
Unaffiliated issuers	3,948,846	3,495,309	16,010,216	7,618,504	2,782,480
Affiliated issuers	—	45,916	—	—	—
Cash denominated in currencies other than U.S. dollars, at cost	186	5,130	822	3,531	745

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

122     American Funds Insurance Series

(dollars in thousands)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$9,276,932	$2,138,294	$35,695,564	$1,502,569	$990,616	$27,124,386	$435,920	$10,917,401	$2,118,893
—	—	336,143	—	—	444,495	—	—	—
199	226	2,015	48	114	5,535	62	7,258	459
—	—	—	—	—	510	—	—	—
170	299	180	427	278	1,146	3	64	94
—	—	—	—	—	—	173	2,743	3,976

—	112	88	131	22,405	213,442	1	669,867	18,110
1,708	662	5,285	300	1,104	9,829	140	7,295	2,121
15,592	5,398	71,629	4,137	3,549	83,460	1,682	63,827	18,545
—	—	—	—	—	—	—	—	53
—	—	—	—	22	437	2	2,378	167
—	—	—	—	97	292	13	948	200
—	—	—	—	—	126	—	—	—
10	393	394	40	22	160	32	61	162
9,294,611	2,145,384	36,111,298	1,507,652	1,018,207	27,883,818	438,028	11,671,842	2,162,780

—	—	—	—	—	5,103	—	—	—
—	137	—	11	—	—	272	3,934	6,186

509	44	12,801	184	18,310	434,944	264	1,108,141	25,517
7,089	2,594	57,734	6,267	235	11,152	104	1,500	294
3,021	1,056	7,672	755	397	6,088	242	3,237	954
365	86	724	60	275	2,677	57	303	30
1,007	369	4,017	111	118	2,703	73	1,126	276
91	24	579	12	4	284	3	125	26
—	—	—	—	—	—	—	—	66
—	—	—	—	48	473	1	2,265	196
—	—	—	—	56	17	7	51	218
164	2,545	1,411	112	38	586	49	—	273
4	46	94	54	10	136	6	—	100
12,250	6,901	85,032	7,566	19,491	464,163	1,078	1,120,682	34,136
$9,282,361	$2,138,483	$36,026,266	$1,500,086	$998,716	$27,419,655	$436,950	$10,551,160	$2,128,644

$7,024,809	$1,446,699	$24,318,085	$1,269,718	$924,094	$20,498,664	$354,288	$10,126,847	$2,039,155
2,257,552	691,784	11,708,181	230,368	74,622	6,920,991	82,662	424,313	89,489
$9,282,361	$2,138,483	$36,026,266	$1,500,086	$998,716	$27,419,655	$436,950	$10,551,160	$2,128,644

$—	$—	$—	$—	$—	$5,211	$—	$—	$—

7,160,359	1,501,184	25,109,357	1,239,563	895,730	20,541,489	353,703	10,597,431	2,061,125
—	—	279,526	—	—	328,678	—	—	—
170	298	180	426	278	1,146	3	64	94

American Funds Insurance Series     123

Statements of assets and liabilities at December 31, 2019

				U.S.
	High-			Government/	Managed
	Income			AAA-Rated	Risk
	Bond	Mortgage	Ultra-Short	Securities	Growth
	Fund	Fund	Bond Fund	Fund	Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,243,917	$279,612	$284,229	$3,036,999	$14,836
Affiliated issuers	—	—	—	—	425,111
Cash	726	262	109	2,199	99
Cash collateral pledged for futures contracts	154	—	—	—	—
Cash collateral pledged for swap contracts	2,100	—	—	—	—
Cash denominated in currencies other than U.S. dollars	— *	—	—	—	—
Receivables for:
Sales of investments	2,727	83,408	—	298,428	447
Sales of fund’s shares	209	235	696	1,934	32
Dividends and interest	20,007	732	—	10,545	21
Variation margin on futures contracts	33	20	—	217	—
Variation margin on swap contracts	41	329	—	3,682	—
Other	3	1	—	—	—
	1,269,917	364,599	285,034	3,354,004	440,546

Liabilities:
Payables for:
Purchases of investments	2,150	69,602	—	453,440	29
Repurchases of fund’s shares	686	164	234	637	472
Investment advisory services	506	105	78	835	37
Insurance administrative fees	38	17	14	78	264
Services provided by related parties	188	25	62	386	89
Trustees’ deferred compensation	46	3	16	58	2
Variation margin on futures contracts	—	65	—	1,058	—
Variation margin on swap contracts	9	108	—	1,177	3
Other	1	—	—	1	—
	3,624	70,089	404	457,670	896
Net assets at December 31, 2019	$1,266,293	$294,510	$284,630	$2,896,334	$439,650

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,456,035	$291,684	$283,903	$2,843,203	$375,936
Total (accumulated loss) distributable earnings	(189,742)	2,826	727	53,131	63,714
Net assets at December 31, 2019	$1,266,293	$294,510	$284,630	$2,896,334	$439,650

Investment securities on loan, at value	$—	$—	$—	$—	$—
Investment securities, at cost:
Unaffiliated issuers	1,246,290	275,150	284,222	2,998,418	14,836
Affiliated issuers	—	—	—	—	379,115
Cash denominated in currencies other than U.S. dollars, at cost	— *	—	—	—	—

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

124     American Funds Insurance Series

(dollars in thousands)

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$7,541	$12,609	$90,848	$129,389
158,327	353,060	2,179,013	2,704,731
50	85	2,356	856
—	—	—	—
—	—	—	—
—	—	—	—

134	89	21,241	649
3	—	1,026	590
10	18	117	178
—	—	—	—
—	—	126	—
—	—	—	—
166,065	365,861	2,294,727	2,836,393

—	—	754	—
144	94	22,617	1,273
14	31	192	238
101	221	1,376	1,735
34	75	58	588
1	2	6	26
—	—	—	—
2	3	—	29
—	—	—	—
296	426	25,003	3,889
$165,769	$365,435	$2,269,724	$2,832,504

$154,345	$346,751	$1,940,147	$2,449,900
11,424	18,684	329,577	382,604
$165,769	$365,435	$2,269,724	$2,832,504

$—	$—	$—	$—

7,541	12,609	100,969	129,389
143,518	348,599	1,996,547	2,461,096
—	—	—	—

American Funds Insurance Series     125

Statements of assets and liabilities at December 31, 2019

			Global
		Global	Small			New
		Growth	Capitalization	Growth	International	World
		Fund	Fund	Fund	Fund	Fund
Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized

Class 1:	Net assets	$2,515,595	$2,050,138	$10,840,676	$5,353,248	$2,128,928
	Shares outstanding	77,246	76,500	133,471	256,566	82,393
	Net asset value per share	$32.57	$26.80	$81.22	$20.86	$25.84
Class 1A:	Net assets	$7,914	$575	$18,051	$7,041	$4,461
	Shares outstanding	244	22	223	339	173
	Net asset value per share	$32.47	$26.74	$80.92	$20.80	$25.74
Class 2:	Net assets	$3,894,942	$2,363,250	$15,884,538	$4,310,970	$981,055
	Shares outstanding	120,828	90,815	197,149	207,441	38,339
	Net asset value per share	$32.24	$26.02	$80.57	$20.78	$25.59
Class 3:	Net assets			$213,515	$24,708
	Shares outstanding	Not applicable	Not applicable	2,609	1,181	Not applicable
	Net asset value per share			$81.84	$20.92
Class 4:	Net assets	$381,996	$206,310	$1,512,879	$379,464	$645,967
	Shares outstanding	11,917	7,887	19,051	18,478	25,360
	Net asset value per share	$32.05	$26.16	$79.41	$20.54	$25.47

					U.S.
		High-			Government/	Managed
		Income			AAA-Rated	Risk
		Bond	Mortgage	Ultra-Short	Securities	Growth
		Fund	Fund	Bond Fund	Fund	Fund
Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized

Class 1:	Net assets	$524,749	$210,225	$29,304	$1,418,254
	Shares outstanding	53,157	19,906	2,592	114,937	Not applicable
	Net asset value per share	$9.87	$10.56	$11.30	$12.34
Class 1A:	Net assets	$726	$493	$10	$2,474
	Shares outstanding	74	47	1	201	Not applicable
	Net asset value per share	$9.86	$10.55	$11.30	$12.32
Class 2:	Net assets	$667,518	$56,269	$230,044	$1,343,065
	Shares outstanding	68,819	5,338	20,889	109,962	Not applicable
	Net asset value per share	$9.70	$10.54	$11.01	$12.21
Class 3:	Net assets	$9,941		$3,187	$8,818
	Shares outstanding	1,002	Not applicable	286	713	Not applicable
	Net asset value per share	$9.92		$11.13	$12.37
Class 4:	Net assets	$63,359	$27,523	$22,085	$123,723
	Shares outstanding	5,997	2,637	1,984	10,128	Not applicable
	Net asset value per share	$10.56	$10.44	$11.13	$12.22
Class P1:	Net assets					$5,745
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	417
	Net asset value per share					$13.78
Class P2:	Net assets					$433,905
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	31,656
	Net asset value per share					$13.71

*	Amount less than one thousand.

See notes to financial statements.

126     American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$5,558,836	$624,992	$21,056,972	$1,140,298	$533,359	$17,729,567	$133,417	$6,481,599	$1,077,241
409,812	39,269	415,250	62,738	49,708	737,257	9,877	580,461	88,893
$13.56	$15.92	$50.71	$18.18	$10.73	$24.05	$13.51	$11.17	$12.12
$9,073	$1,904	$10,901	$2,475	$5,710	$10,719	$2,284	$6,646	$456
671	120	215	137	533	447	169	598	38
$13.51	$15.88	$50.54	$18.15	$10.72	$23.99	$13.49	$11.13	$12.10
$3,092,785	$1,366,688	$13,585,491	$256,730	$5,567	$5,153,699	$207,099	$3,561,089	$1,001,945
231,052	86,034	271,274	14,170	519	216,630	15,358	323,062	83,303
$13.39	$15.89	$50.08	$18.12	$10.72	$23.79	$13.48	$11.02	$12.03
		$156,432			$32,567
Not applicable	Not applicable	3,079	Not applicable	Not applicable	1,352	Not applicable	Not applicable	Not applicable
		$50.81			$24.08
$621,667	$144,899	$1,216,470	$100,583	$454,080	$4,493,103	$94,150	$501,826	$49,002
46,696	9,268	24,567	5,586	42,408	189,815	7,048	45,627	4,112
$13.31	$15.63	$49.52	$18.01	$10.71	$23.67	$13.36	$11.00	$11.92

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

$683	$805	$1,987,005	$2,174
62	67	144,442	157
$11.01	$12.01	$13.76	$13.81
$165,086	$364,630	$282,719	$2,830,330
15,122	30,625	20,645	210,242
$10.92	$11.91	$13.69	$13.46

American Funds Insurance Series      127

Statements of operations for the year ended December 31, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$100,513	$44,813	$367,210	$188,002	$50,154
Interest	1,513	1,993	10,907	12,319	15,536
Securities lending income	—	5,572	—	—	9
	102,026	52,378	378,117	200,321	65,699
Fees and expenses*:
Investment advisory services	32,238	29,892	84,702	47,450	23,766
Distribution services	9,991	6,096	41,091	11,232	3,708
Insurance administrative services	810	445	3,298	867	1,405
Transfer agent services	1	1	3	1	— †
Administrative services	1,268	873	5,329	1,937	689
Reports to shareholders	218	163	948	351	132
Registration statement and prospectus	159	142	557	292	117
Trustees’ compensation	42	28	175	64	23
Auditing and legal	78	102	72	94	98
Custodian	869	796	492	1,634	933
Other	20	110	140	92	96
Total fees and expenses before waivers/reimbursements	45,694	38,648	136,807	64,014	30,967
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers/reimbursements	45,694	38,648	136,807	64,014	30,967
Net investment income	56,332	13,730	241,310	136,307	34,732
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	194,169	251,392	746,022	(125,118)	33,329
Affiliated issuers	—	—	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	(981)	303
Swap contracts	—	—	—	—	—
Currency transactions	(251)	(122)	(486)	(1,893)	(681)
	193,918	251,270	745,536	(127,992)	32,951
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	1,619,656	899,816	6,038,099	1,988,055	789,738
Affiliated issuers	—	(17,366)	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	394	(303)
Swap contracts	—	—	—	—	—
Currency translations	91	109	133	(22)	1,965
	1,619,747	882,559	6,038,232	1,988,427	791,400
Net realized gain (loss) and unrealized appreciation (depreciation)	1,813,665	1,133,829	6,783,768	1,860,435	824,351
Net increase in net assets resulting from operations	$1,869,997	$1,147,559	$7,025,078	$1,996,742	$859,083

See end of statements of operations for footnotes.

See notes to financial statements.

128     American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$234,613	$51,517	$766,259	$45,191	$25,475	$375,876	$6,913	$16,529	$1,213
1,841	3,480	16,017	2,742	5,377	258,983	3,712	306,813	66,060
—	—	—	—	—	126	—	—	—
236,454	54,997	782,276	47,933	30,852	634,985	10,625	323,342	67,273

34,092	11,970	85,788	8,588	4,075	67,563	2,697	37,299	11,276
8,746	3,618	35,549	821	1,026	22,631	700	9,950	2,662
1,255	304	2,707	218	1,025	10,170	211	1,084	114
1	— †	4	— †	— †	3	— †	1	— †
1,765	408	6,796	284	174	5,173	83	2,083	426
355	60	1,336	27	17	1,018	7	286	68
157	65	509	38	44	331	19	225	64
59	13	221	9	6	170	3	68	14
47	55	89	80	51	74	57	56	52
237	443	598	330	77	257	64	211	404
39	22	124	8	5	55	7	56	35
46,753	16,958	133,721	10,403	6,500	107,445	3,848	51,319	15,115

—	—	—	—	24	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	24	—	—	—	—
46,753	16,958	133,721	10,403	6,476	107,445	3,848	51,319	15,115
189,701	38,039	648,555	37,530	24,376	527,540	6,777	272,023	52,158

85,832	51,401	903,747	(35,910)	(7,360)	488,583	9,817	195,373	11,564
—	—	(1,021)	—	—	(471,314)	—	—	—
—	—	—	—	(501)	22,485	557	72,397	13,348
—	579	—	(14)	—	—	(440)	58	(2,623)
—	—	—	—	985	(18,948)	31	(25,282)	1,525
(3)	(143)	(250)	(1,100)	(2)	103	(139)	786	(2,149)
85,829	51,837	902,476	(37,024)	(6,878)	20,909	9,826	243,332	21,665

1,423,937	449,977	6,047,455	293,943	117,252	3,772,779	59,030	433,411	101,447
—	—	128,124	—	—	548,491	—	—	—
—	—	—	—	(760)	(8,123)	(196)	(23,687)	(5,076)
—	(488)	—	(12)	—	—	(181)	8,081	(9,128)
—	—	—	—	829	(255)	(7)	(6,333)	141
23	379	406	8	22	86	17	153	173
1,423,960	449,868	6,175,985	293,939	117,343	4,312,978	58,663	411,625	87,557

1,509,789	501,705	7,078,461	256,915	110,465	4,333,887	68,489	654,957	109,222
$1,699,490	$539,744	$7,727,016	$294,445	$134,841	$4,861,427	$75,266	$926,980	$161,380

American Funds Insurance Series     129

Statements of operations for the year ended December 31, 2019

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$994	$—	$—	$— †	$5,338
Interest	90,296	7,989	6,571	70,374	—
	91,290	7,989	6,571	70,374	5,338
Fees and expenses*:
Investment advisory services	6,009	1,231	925	9,824	590
Distribution services	1,855	202	640	3,611	974
Insurance administrative services	143	60	51	276	984
Transfer agent services	— †	— †	— †	— †	— †
Administrative services	253	59	58	582	—
Accounting and administrative services	—	—	—	—	54
Reports to shareholders	28	5	7	63	8
Registration statement and prospectus	34	15	10	55	21
Trustees’ compensation	8	2	1	20	2
Auditing and legal	50	45	43	46	15
Custodian	17	21	1	37	11
Other	32	3	2	8	3
Total fees and expenses before waivers/reimbursements	8,429	1,643	1,738	14,522	2,662
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	197
Miscellaneous fee reimbursements	—	—	—	—	13
Total waivers/reimbursements of fees and expenses	—	—	—	—	210
Total fees and expenses after waivers/reimbursements	8,429	1,643	1,738	14,522	2,452
Net investment income	82,861	6,346	4,833	55,852	2,886
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(18,671)	2,660	(1)	43,914	—
Affiliated issuers	—	—	—	—	3,620
Futures contracts	(236)	6,233	—	85,989	(5,811)
Swap contracts	(986)	1,047	—	(7,749)	—
Currency transactions	— †	—	—	— †	30
Capital gain distributions received from affiliated issuers	—	—	—	—	32,790
	(19,893)	9,940	(1)	122,154	30,629
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	89,670	5,462	15	52,718	—
Affiliated issuers	—	—	—	—	49,688
Futures contracts	159	(2,645)	—	(35,398)	(5,952)
Swap contracts	(2,898)	(4,026)	—	(39,656)	—
	86,931	(1,209)	15	(22,336)	43,736
Net realized gain (loss) and unrealized appreciation (depreciation)	67,038	8,731	14	99,818	74,365
Net increase in net assets resulting from operations	$149,899	$15,077	$4,847	$155,670	$77,251

*	Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated income is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

130     American Funds Insurance Series

		(dollars in thousands)

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$2,945	$7,880	$43,834	$57,102
—	—	—	—
2,945	7,880	43,834	57,102

239	527	3,162	4,046
398	877	647	6,739
399	878	5,270	6,744
— †	— †	— †	— †
—	—	—	—
50	53	80	110
4	7	30	49
12	17	223	49
1	2	12	21
15	15	16	18
11	11	12	11
3	3	3	11
1,132	2,390	9,455	17,798

80	176	1,054	1,349
47	14	—	—
127	190	1,054	1,349
1,005	2,200	8,401	16,449
1,940	5,680	35,433	40,653

—	—	(21,805)	—
617	169	11,394	18,556
(1,246)	(5,543)	(7,635)	(17,863)
—	—	—	—
(4)	26	114	117
3,310	22,171	167,499	131,016
2,677	16,823	149,567	131,826

—	—	(11,132)	—
22,363	28,958	201,188	297,458
(1,249)	(5,833)	(9,637)	(25,848)
—	—	—	—
21,114	23,125	180,419	271,610

23,791	39,948	329,986	403,436
$25,731	$45,628	$365,419	$444,089

American Funds Insurance Series     131

Statements of changes in net assets

			Global Small
	Global Growth Fund		Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$56,332	$50,276	$13,730	$10,787	$241,310	$162,005
Net realized gain (loss)	193,918	343,542	251,270	247,061	745,536	2,848,894
Net unrealized appreciation (depreciation)	1,619,747	(919,676)	882,559	(673,158)	6,038,232	(2,971,090)
Net increase (decrease) in net assets resulting from
operations	1,869,997	(525,858)	1,147,559	(415,310)	7,025,078	39,809
Distributions paid to shareholders	(417,934)	(474,814)	(284,752)	(196,135)	(2,978,202)	(2,648,515)
Net capital share transactions	(153,769)	267,749	102,952	(49,079)	974,922	1,071,109
Total increase (decrease) in net assets	1,298,294	(732,923)	965,759	(660,524)	5,021,798	(1,537,597)
Net assets:
Beginning of year	5,502,153	6,235,076	3,654,514	4,315,038	23,447,861	24,985,458
End of year	$6,800,447	$5,502,153	$4,620,273	$3,654,514	$28,469,659	$23,447,861

	International Growth
	and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$37,530	$37,077	$24,376	$18,120	$527,540	$495,623
Net realized gain (loss)	(37,024)	19,646	(6,878)	(12,903)	20,909	1,250,899
Net unrealized appreciation (depreciation)	293,939	(222,569)	117,343	(53,867)	4,312,978	(2,879,563)
Net increase (decrease) in net assets resulting from
operations	294,445	(165,846)	134,841	(48,650)	4,861,427	(1,133,041)
Distributions paid to shareholders	(53,548)	(35,982)	(24,614)	(20,515)	(1,801,337)	(1,587,775)
Net capital share transactions	(78,069)	77,119	213,209	149,988	1,434,114	(13,827)
Total increase (decrease) in net assets	162,828	(124,709)	323,436	80,823	4,494,204	(2,734,643)
Net assets:
Beginning of year	1,337,258	1,461,967	675,280	594,457	22,925,451	25,660,094
End of year	$1,500,086	$1,337,258	$998,716	$675,280	$27,419,655	$22,925,451

See end of statements of changes in net assets for footnote.

See notes to financial statements.

132     American Funds Insurance Series

(dollars in thousands)

				Blue Chip Income		Global Growth
International Fund		New World Fund		and Growth Fund		and Income Fund		Growth-Income Fund
Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

$136,307	$147,886	$34,732	$32,835	$189,701	$183,892	$38,039	$35,857	$648,555	$479,019
(127,992)	247,240	32,951	126,203	85,829	687,384	51,837	99,872	902,476	3,357,516
1,988,427	(1,741,754)	791,400	(647,033)	1,423,960	(1,602,222)	449,868	(325,530)	6,175,985	(4,232,991)

1,996,742	(1,346,628)	859,083	(487,995)	1,699,490	(730,946)	539,744	(189,801)	7,727,016	(396,456)
(394,620)	(646,470)	(164,192)	(126,412)	(878,225)	(883,615)	(140,198)	(186,991)	(3,957,175)	(2,606,909)
(536,801)	1,245,386	54,641	92,573	429,824	265,984	(76,937)	90,220	2,392,290	2,175,138
1,065,321	(747,712)	749,532	(521,834)	1,251,089	(1,348,577)	322,609	(286,572)	6,162,131	(828,227)

9,010,110	9,757,822	3,010,879	3,532,713	8,031,272	9,379,849	1,815,874	2,102,446	29,864,135	30,692,362
$10,075,431	$9,010,110	$3,760,411	$3,010,879	$9,282,361	$8,031,272	$2,138,483	$1,815,874	$36,026,266	$29,864,135

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

$6,777	$6,105	$272,023	$269,087	$52,158	$55,434	$82,861	$84,812	$6,346	$6,148
9,826	3,576	243,332	(168,412)	21,665	(11,729)	(19,893)	(24,544)	9,940	(7,618)
58,663	(33,957)	411,625	(164,842)	87,557	(70,008)	86,931	(86,196)	(1,209)	2,541

75,266	(24,276)	926,980	(64,167)	161,380	(26,303)	149,899	(25,928)	15,077	1,071
(16,934)	(9,700)	(280,200)	(267,421)	(35,756)	(56,130)	(79,066)	(79,933)	(7,525)	(6,505)
12,429	46,266	49,693	(511,419)	(84,997)	(297,128)	(8,439)	(144,120)	(4,217)	(43,561)
70,761	12,290	696,473	(843,007)	40,627	(379,561)	62,394	(249,981)	3,335	(48,995)

366,189	353,899	9,854,687	10,697,694	2,088,017	2,467,578	1,203,899	1,453,880	291,175	340,170
$436,950	$366,189	$10,551,160	$9,854,687	$2,128,644	$2,088,017	$1,266,293	$1,203,899	$294,510	$291,175

American Funds Insurance Series     133

Statements of changes in net assets

			U.S. Government/		Managed Risk
	Ultra-Short Bond Fund		AAA-Rated Securities Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$4,833	$4,036	$55,852	$56,785	$2,886	$1,509
Net realized gain (loss)	(1)	—	122,154	(86,715)	30,629	21,463
Net unrealized appreciation (depreciation)	15	33	(22,336)	49,517	43,736	(26,917)
Net increase (decrease) in net assets resulting from
operations	4,847	4,069	155,670	19,587	77,251	(3,945)
Distributions paid to shareholders	(5,093)	(3,517)	(60,961)	(55,819)	(30,222)	(21,941)
Net capital share transactions	(21,528)	1,047	(67,678)	(197,780)	49,348	81,200
Total increase (decrease) in net assets	(21,774)	1,599	27,031	(234,012)	96,377	55,314
Net assets:
Beginning of year	306,404	304,805	2,869,303	3,103,315	343,273	287,959
End of year	$284,630	$306,404	$2,896,334	$2,869,303	$439,650	$343,273

See notes to financial statements.

134     American Funds Insurance Series

(dollars in thousands)

Managed Risk		Managed Risk Blue Chip		Managed Risk		Managed Risk
International Fund		Income and Growth Fund		Growth-Income Fund		Asset Allocation Fund
Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
2019	2018	2019	2018	2019	2018	2019	2018
$1,940	$2,317	$5,680	$5,276	$35,433	$2,685	$40,653	$62,566
2,677	5,722	16,823	18,018	149,567	6,953	131,826	97,415
21,114	(25,332)	23,125	(49,299)	180,419	(21,166)	271,610	(366,555)

25,731	(17,293)	45,628	(26,005)	365,419	(11,528)	444,089	(206,574)
(7,796)	(3,428)	(23,415)	(23,525)	(32,440)	(12,352)	(177,811)	(242,968)
(3,125)	23,257	6,553	19,295	44,643	1,707,014	23,729	(1,462,371)
14,810	2,536	28,766	(30,235)	377,622	1,683,134	290,007	(1,911,913)

150,959	148,423	336,669	366,904	1,892,102	208,968	2,542,497	4,454,410
$165,769	$150,959	$365,435	$336,669	$2,269,724	$1,892,102	$2,832,504	$2,542,497

American Funds Insurance Series     135

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 34 different funds ("the funds"), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series -Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — To provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

136     American Funds Insurance Series

Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — To provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

American Funds Insurance Series     137

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

138     American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series     139

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2019 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,185,255	$794,324	$—	$1,979,579
Consumer discretionary	474,696	744,806	—	1,219,502
Health care	527,781	214,362	—	742,143
Financials	302,133	398,337	—	700,470
Consumer staples	291,919	259,874	—	551,793
Communication services	372,299	163,033	—	535,332
Industrials	73,839	453,487	—	527,326
Materials	144,609	41,190	—	185,799
Energy	12,046	125,318	—	137,364
Utilities	—	5,646	—	5,646
Preferred securities	—	112,584	—	112,584
Short-term securities	137,140	—	—	137,140
Total	$3,521,717	$3,312,961	$—	$6,834,678

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$832,166	$191,178	$—	$1,023,344
Information technology	472,972	397,575	—	870,547
Industrials	128,020	558,859	—	686,879
Consumer discretionary	450,887	224,996	—	675,883
Financials	194,307	161,242	—	355,549
Real estate	121,286	62,447	—	183,733
Materials	98,936	80,609	—	179,545
Communication services	56,064	89,863	—	145,927
Consumer staples	46,475	76,569	—	123,044
Energy	32,183	26,545	14,352	73,080
Utilities	17,485	46,609	—	64,094
Preferred securities	17,503	—	29,706	47,209
Rights & warrants	—	53	—	53
Short-term securities	278,833	—	—	278,833
Total	$2,747,117	$1,916,545	$44,058	$4,707,720

140     American Funds Insurance Series

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$6,232,866	$927,524	$—	$7,160,390
Communication services	5,180,447	—	—	5,180,447
Health care	4,685,272	29,104	38,849	4,753,225
Consumer discretionary	3,070,193	143,533	—	3,213,726
Financials	2,245,437	171,043	—	2,416,480
Industrials	1,283,561	551,356	—	1,834,917
Materials	758,550	47,905	—	806,455
Consumer staples	522,509	251,756	—	774,265
Energy	698,230	—	—	698,230
Real estate	486,857	—	—	486,857
Utilities	77,731	—	—	77,731
Convertible bonds	—	—	25,000	25,000
Short-term securities	1,102,492	—	—	1,102,492
Total	$26,344,145	$2,122,221	$63,849	$28,530,215

International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$63,111	$1,589,115	$—	$1,652,226
Consumer discretionary	549,505	856,658	—	1,406,163
Industrials	31,330	1,364,421	—	1,395,751
Health care	89,208	1,162,960	—	1,252,168
Information technology	47,551	682,008	—	729,559
Materials	297,118	380,773	—	677,891
Consumer staples	22,274	654,869	—	677,143
Communication services	12,395	482,238	—	494,633
Energy	91,650	398,340	—	489,990
Utilities	—	358,981	—	358,981
Real estate	—	223,309	—	223,309
Preferred securities	50,234	70,526	—	120,760
Rights & warrants	—	22,939	—	22,939
Bonds, notes & other debt instruments	—	44,329	—	44,329
Short-term securities	544,457	—	—	544,457
Total	$1,798,833	$8,291,466	$—	$10,090,299

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(131)	$—	$(131)

*	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series     141

New World Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$585,583	$279,934	$—	$865,517
Financials	118,563	374,375	—	492,938
Energy	41,325	330,863	—	372,188
Health care	186,827	157,245	—	344,072
Materials	161,739	151,049	—	312,788
Consumer discretionary	111,867	152,128	—	263,995
Communication services	181,968	39,344	—	221,312
Consumer staples	10,237	199,516	—	209,753
Industrials	13,319	152,169	—	165,488
Real estate	20,109	21,107	—	41,216
Utilities	17,612	15,724	—	33,336
Preferred securities	42,757	28,620	27	71,404
Rights & warrants	—	26,479	—	26,479
Bonds, notes & other debt instruments	—	96,814	—	96,814
Short-term securities	238,673	7,930	—	246,603
Total	$1,730,579	$2,033,297	$27	$3,763,903

Blue Chip Income and Growth Fund
At December 31, 2019, all of the fund’s investment securities were classified as Level 1.

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$177,115	$158,462	$—	$335,577
Industrials	116,335	152,898	—	269,233
Financials	87,217	166,525	—	253,742
Consumer discretionary	90,534	114,346	—	204,880
Health care	137,436	62,628	—	200,064
Communication services	72,048	108,658	—	180,706
Materials	82,829	79,135	—	161,964
Energy	25,886	113,797	—	139,683
Utilities	13,510	110,341	—	123,851
Real estate	95,121	15,936	—	111,057
Consumer staples	22,758	63,369	—	86,127
Preferred securities	7,892	—	—	7,892
Bonds, notes & other debt instruments	—	34,957	—	34,957
Short-term securities	28,561	—	—	28,561
Total	$957,242	$1,181,052	$—	$2,138,294

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(137)	$—	$(137)

*	Forward currency contracts are not included in the investment portfolio.

142     American Funds Insurance Series

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$5,175,002	$664,418	$—	$5,839,420
Information technology	5,204,952	215,296	—	5,420,248
Communication services	4,182,848	149,142	—	4,331,990
Financials	3,510,960	401,089	—	3,912,049
Industrials	3,108,920	698,875	—	3,807,795
Consumer staples	1,541,333	1,016,810	—	2,558,143
Energy	2,399,987	99,768	—	2,499,755
Consumer discretionary	1,775,002	48,931	—	1,823,933
Materials	1,577,903	163,566	—	1,741,469
Real estate	1,068,563	—	—	1,068,563
Utilities	717,617	163,329	—	880,946
Mutual funds	—	16,337	—	16,337
Convertible stocks	184,737	—	—	184,737
Bonds, notes & other debt instruments	—	5,722	—	5,722
Short-term securities	1,940,600	—	—	1,940,600
Total	$32,388,424	$3,643,283	$—	$36,031,707

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$4,550	$246,628	$—	$251,178
Industrials	—	164,295	—	164,295
Consumer discretionary	55,639	101,948	—	157,587
Health care	6,488	135,357	—	141,845
Energy	21,294	90,307	—	111,601
Utilities	—	94,713	—	94,713
Materials	6,679	84,933	—	91,612
Information technology	—	84,551	—	84,551
Consumer staples	—	78,182	—	78,182
Communication services	20,440	56,878	—	77,318
Real estate	—	73,379	—	73,379
Preferred securities	31,463	—	—	31,463
Bonds, notes & other debt instruments	—	16,819	—	16,819
Short-term securities	128,026	—	—	128,026
Total	$274,579	$1,227,990	$—	$1,502,569

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(11)	$—	$(11)

*	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series      143

Capital Income Builder

	Investment securities
	Level 1	Level 2		Level 3	Total
Assets:
Common stocks:
Consumer staples	$38,725	$64,427		$—	$103,152
Information technology	66,952	29,080		—	96,032
Financials	45,772	38,435		—	84,207
Real estate	47,566	31,086		—	78,652
Energy	40,806	19,724		—	60,530
Health care	23,819	29,326		—	53,145
Communication services	4,574	44,219		—	48,793
Utilities	14,681	33,269		—	47,950
Industrials	17,339	27,817		—	45,156
Consumer discretionary	21,286	19,400		—	40,686
Materials	18,022	8,478		—	26,500
Rights & warrants	—	—	*	—	— *
Convertible stocks	16,025	—		—	16,025
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	103,624		—	103,624
Corporate bonds & notes	—	48,638		—	48,638
Mortgage-backed obligations	—	46,322		—	46,322
Asset-backed obligations	—	14,269		—	14,269
Municipals	—	415		—	415
Short-term securities	76,520	—		—	76,520
Total	$432,087	$558,529		$—	$990,616

	Other investments†
	Level 1	Level 2		Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$37	$—		$—	$37
Unrealized appreciation on interest rate swaps	—	1,109		—	1,109
Liabilities:
Unrealized depreciation on futures contracts	(368)	—		—	(368)
Unrealized depreciation on interest rate swaps	—	(280)		—	(280)
Total	$(331)	$829		$—	$498

*	Amount less than one thousand.
†	Futures contracts and interest rate swaps are not included in the investment portfolio.

144     American Funds Insurance Series

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,271,389	$20,847	$20	$4,292,256
Financials	2,943,889	78,737	—	3,022,626
Health care	2,830,970	85,268	3,683	2,919,921
Industrials	1,502,299	115,339	—	1,617,638
Consumer discretionary	1,098,602	242,932	—	1,341,534
Communication services	1,184,337	—	—	1,184,337
Consumer staples	788,363	363,014	—	1,151,377
Energy	1,028,032	1,506	—	1,029,538
Materials	697,667	—	—	697,667
Real estate	238,213	—	—	238,213
Utilities	172,921	—	—	172,921
Rights & warrants	—	—	1,070	1,070
Convertible stocks	137,828	—	4,983	142,811
Convertible bonds	—	127	—	127
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	3,226,667	—	3,226,667
Corporate bonds & notes	—	2,834,147	6,531	2,840,678
Mortgage-backed obligations	—	1,900,213	—	1,900,213
Federal agency bonds & notes	—	12,974	—	12,974
Other	—	186,876	—	186,876
Short-term securities	1,589,437	—	—	1,589,437
Total	$18,483,947	$9,068,647	$16,287	$27,568,881

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,710	$—	$—	$1,710
Unrealized appreciation on interest rate swaps	—	1,035	—	1,035
Liabilities:
Unrealized depreciation on futures contracts	(4,672)	—	—	(4,672)
Unrealized depreciation on interest rate swaps	—	(4,847)	—	(4,847)
Total	$(2,962)	$(3,812)	$—	$(6,774)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series     145

Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$30,609	$29,614	$—	$60,223
Health care	26,812	21,313	—	48,125
Financials	22,318	19,024	—	41,342
Consumer staples	20,634	18,609	—	39,243
Industrials	11,263	20,997	—	32,260
Consumer discretionary	12,095	7,459	—	19,554
Materials	2,530	9,294	—	11,824
Real estate	10,418	—	—	10,418
Communication services	4,785	2,422	—	7,207
Energy	4,309	2,872	—	7,181
Utilities	—	3,015	—	3,015
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies
outside the U.S.	—	60,125	—	60,125
U.S. Treasury bonds & notes	—	51,042	—	51,042
Corporate bonds & notes	—	21,074	—	21,074
Mortgage-backed obligations	—	8,367	—	8,367
Short-term securities	2,825	12,095	—	14,920
Total	$148,598	$287,322	$—	$435,920

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$173	$—	$173
Unrealized appreciation on interest rate swaps	—	12	—	12
Liabilities:
Unrealized depreciation on futures contracts	(16)	—	—	(16)
Unrealized depreciation on open forward currency contracts	—	(272)	—	(272)
Unrealized depreciation on interest rate swaps	—	(14)	—	(14)
Total	$(16)	$(101)	$—	$(117)

* Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$3,363,969	$—	$3,363,969
Corporate bonds & notes	—	3,122,420	—	3,122,420
U.S. Treasury bonds & notes	—	3,031,887	—	3,031,887
Bonds & notes of governments & government agencies
outside the U.S.	—	319,908	—	319,908
Asset-backed obligations	—	238,376	—	238,376
Municipals	—	226,157	—	226,157
Federal agency bonds & notes	—	12,086	—	12,086
Common stocks	—	135	9	144
Rights & warrants	—	1	2	3
Short-term securities	602,451	—	—	602,451
Total	$602,451	$10,314,939	$11	$10,917,401

146     American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$8,373	$—	$—	$8,373
Unrealized appreciation on open forward currency contracts	—	2,743	—	2,743
Unrealized appreciation on interest rate swaps	—	5,879	—	5,879
Liabilities:
Unrealized depreciation on futures contracts	(12,452)	—	—	(12,452)
Unrealized depreciation on open forward currency contracts	—	(3,934)	—	(3,934)
Unrealized depreciation on interest rate swaps	—	(11,985)	—	(11,985)
Total	$(4,079)	$(7,297)	$—	$(11,376)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$379,876	$—	$379,876
Japanese yen	—	284,116	—	284,116
Chinese yuan renminbi	—	69,268	—	69,268
Malaysian ringgits	—	38,844	—	38,844
Indian rupees	—	35,296	—	35,296
Brazilian reais	—	33,633	—	33,633
South African rand	—	31,058	—	31,058
Danish kroner	—	30,945	—	30,945
British pounds	—	29,213	—	29,213
Canadian dollars	—	27,439	—	27,439
Mexican pesos	—	26,891	—	26,891
Norwegian kroner	—	24,740	—	24,740
Israeli shekels	—	23,588	—	23,588
Polish zloty	—	17,537	—	17,537
U.S. dollars	—	879,679	1,187	880,866
Other	—	59,257	—	59,257
Convertible bonds	—	10	—	10
Convertible stocks	—	—	847	847
Common stocks	881	258	3	1,142
Rights & warrants	—	—	130	130
Short-term securities	77,745	46,452	—	124,197
Total	$78,626	$2,038,100	$2,167	$2,118,893

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$234	$—	$—	$234
Unrealized appreciation on open forward currency contracts	—	3,976	—	3,976
Unrealized appreciation on interest rate swaps	—	165	—	165
Unrealized appreciation on credit default swaps	—	731	—	731
Liabilities:
Unrealized depreciation on futures contracts	(1,039)	—	—	(1,039)
Unrealized depreciation on open forward currency contracts	—	(6,186)	—	(6,186)
Unrealized depreciation on interest rate swaps	—	(704)	—	(704)
Total	$(805)	$(2,018)	$—	$(2,823)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

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High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,165,929	$9,187	$1,175,116
Municipals	—	5	—	5
Convertible bonds	—	4,694	—	4,694
Convertible stocks	3,223	—	4,834	8,057
Preferred securities	—	2,187	—	2,187
Common stocks	7,454	1,635	4,946	14,035
Rights & warrants	—	3	708	711
Short-term securities	39,112	—	—	39,112
Total	$49,789	$1,174,453	$19,675	$1,243,917

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$192	$—	$—	$192
Liabilities:
Unrealized depreciation on futures contracts	(33)	—	—	(33)
Unrealized depreciation on credit default swaps	—	(1,578)	—	(1,578)
Total	$159	$(1,578)	$—	$(1,419)

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2019 (dollars in thousands):

	Beginning	Transfers				Net				Transfers		Ending
	value at	into				realized		Unrealized		out of		value at
	1/1/2019	Level 3	[2]	Purchases	Sales	gain	[3]	depreciation	[3]	Level 3	[2]	12/31/2019
Investment securities	$17,537	$—		$10,278	$(5,076)	$6		$(3,050)		$(20)		$19,675

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2019												$(3,075)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

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Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

						Impact to
						valuation from
	Value at	Valuation	Unobservable	Range	Weighted	an increase in
	12/31/2019	techniques	inputs	(if appropriate)	average	input*
Bonds, notes & other debt instruments	$9,187	Yield analysis	Yield to maturity risk premium	N/A	N/A	Decrease
		Redemption value	N/A	N/A	N/A	N/A
		Market comparable security	N/A	N/A	N/A	N/A
Convertible stocks	4,834	Multiple of revenue	Revenue multiple	0.85x	0.85x	Increase
Common stocks	4,946	Market comparable companies	EBITDA multiple	4.8x	4.8x	Increase
			Discount for lack of marketability	20%	20%	Decrease
		Multiple of revenue	Revenue multiple	1.4x	1.4x	Increase
		Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	50%	50%	Decrease
Rights & warrants	708	Black-Scholes	Implied volatility	30%	30%	Increase
		Market comparables	$ per acre	$4.5K	$4.5K	Increase
			$ per thousand barrels of oil equivalent per day	$25K	$25K	Increase
	$19,675

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviation

EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$186,650	$—	$186,650
U.S. Treasury bonds & notes	—	28,434	—	28,434
Federal agency bonds & notes	—	18,896	—	18,896
Asset-backed obligations	—	4,681	—	4,681
Short-term securities	—	40,951	—	40,951
Total	$—	$279,612	$—	$279,612

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$1,618	$—	$1,618
Liabilities:
Unrealized depreciation on futures contracts	(746)	—	—	(746)
Unrealized depreciation on interest rate swaps	—	(4,450)	—	(4,450)
Total	$(746)	$(2,832)	$—	$(3,578)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund
At December 31, 2019, all of the fund’s investment securities were classified as Level 2.

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U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,481,384	$—	$1,481,384
Mortgage-backed obligations	—	801,424	—	801,424
Federal agency bonds & notes	—	521,045	—	521,045
Short-term securities	—	233,146	—	233,146
Total	$—	$3,036,999	$—	$3,036,999

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$687	$—	$—	$687
Unrealized appreciation on interest rate swaps	—	25,927	—	25,927
Liabilities:
Unrealized depreciation on futures contracts	(8,635)	—	—	(8,635)
Unrealized depreciation on interest rate swaps	—	(46,229)	—	(46,229)
Total	$(7,948)	$(20,302)	$—	$(28,250)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund
At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund
At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund
At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund
At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund
At December 31, 2019, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of a fund may be subject to sharp declines in value. Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. These risks may be even greater in the case of smaller capitalization stocks.

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Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than

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higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result additional losses.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities

152     American Funds Insurance Series

issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

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Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

154     American Funds Insurance Series

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral type
				Value of
	Value of			investment
	securities		U.S. government	securities
Fund	on loan	Cash	securities	purchased
Global Small Capitalization Fund	$102,111	$95,814	$11,588	$86,233
New World Fund	2,679	—	2,733	—
Asset Allocation Fund	5,211	5,103	232	4,593

Investment securities purchased from cash collateral are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Unfunded commitments — High-Income Bond Fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of December 31, 2019, the maximum exposure of unfunded loan commitments for High-Income Bond Fund was $131,000, which would represent 0.01% of the net assets of the fund should such commitments become due.

Options contracts — The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

American Funds Insurance Series     155

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in the fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in

156     American Funds Insurance Series

each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options		Forward		Interest		Credit
	contracts	Futures	currency		rate		default
	purchased	contracts	contracts		swaps		swaps
International Fund	Not applicable	Not applicable	$79,279		Not applicable		Not applicable
New World Fund	Not applicable	Not applicable	5,048	*	Not applicable		Not applicable
Global Growth and Income Fund	Not applicable	Not applicable	7,314		Not applicable		Not applicable
International Growth and Income Fund	Not applicable	Not applicable	1,564		Not applicable		Not applicable
Capital Income Builder	Not applicable	$117,725	Not applicable		$229,667		Not applicable
Asset Allocation Fund	Not applicable	2,471,967	Not applicable		503,101		Not applicable
Global Balanced Fund	Not applicable	11,883	23,258		29,983		Not applicable
Bond Fund	Not applicable	4,367,285	671,642		1,344,692		Not applicable
Global Bond Fund	Not applicable	470,248	678,676		532,130		$130,250
High-Income Bond Fund	Not applicable	75,400	Not applicable		31,175	*	61,207
Mortgage Fund	Not applicable	158,792	Not applicable		587,735		Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	2,472,410	Not applicable		13,841,522		Not applicable
Managed Risk Growth Fund	Not applicable	27,364	Not applicable		Not applicable		Not applicable
Managed Risk International Fund	Not applicable	46,121	Not applicable		Not applicable		Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	23,146	Not applicable		Not applicable		Not applicable
Managed Risk Growth-Income Fund	$29,328	130,576	Not applicable		Not applicable		Not applicable
Managed Risk Asset Allocation Fund	Not applicable	139,336	Not applicable		Not applicable		Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series     157

The following tables identify the location and fair value amounts on the funds’ statements of assets and liabilities and the effect on the funds’ statements of operations resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2019 (dollars in thousands):

International Fund
		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open	$—	Unrealized depreciation on open	$131
		forward currency contracts		forward currency contracts

		Net realized loss		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized loss on forward	$(981)	Net unrealized appreciation on	$394
		currency contracts		forward currency contracts

New World Fund
		Net realized gain		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized gain on forward	$303	Net unrealized depreciation on	$(303)
		currency contracts		forward currency contracts

Global Growth and Income Fund
		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open	$—	Unrealized depreciation on open	$137
		forward currency contracts		forward currency contracts

		Net realized gain		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized gain on forward	$579	Net unrealized depreciation on	$(488)
		currency contracts		forward currency contracts

International Growth and Income Fund
		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open	$—	Unrealized depreciation on open	$11
		forward currency contracts		forward currency contracts

158     American Funds Insurance Series

		Net realized loss		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized loss on forward	$(14)	Net unrealized depreciation on	$(12)
		currency contracts		forward currency contracts

Capital Income Builder

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$37	Unrealized depreciation[1]	$368
Swap	Interest	Unrealized appreciation[1]	1,109	Unrealized depreciation[1]	280
			$1,146		$648

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized loss on futures	$(501)	Net unrealized depreciation on	$(760)
		contracts		futures contracts
Swap	Interest	Net realized gain on swap	985	Net unrealized appreciation on	829
		contracts		swap contracts
			$484		$69

Asset Allocation Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,710	Unrealized depreciation[1]	$4,672
Swap	Interest	Unrealized appreciation[1]	1,035	Unrealized depreciation[1]	4,847
			$2,745		$9,519

		Net realized gain (loss)		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures	$22,485	Net unrealized depreciation on	$(8,123)
		contracts		futures contracts
Swap	Interest	Net realized loss on swap	(18,948)	Net unrealized depreciation on	(255)
		contracts		swap contracts
			$3,537		$(8,378)

See end of tables for footnotes.

American Funds Insurance Series     159

Global Balanced Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$16
Forward currency	Currency	Unrealized appreciation on open	173	Unrealized depreciation on open	272
		forward currency contracts		forward currency contracts
Swap	Interest	Unrealized appreciation[1]	12	Unrealized depreciation[1]	14
			$185		$302

		Net realized gain (loss)		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures	$557	Net unrealized depreciation on	$(196)
		contracts		futures contracts
Forward currency	Currency	Net realized loss on forward	(440)	Net unrealized depreciation on	(181)
		currency contracts		forward currency contracts
Swap	Interest	Net realized gain on swap	31	Net unrealized depreciation on	(7)
		contracts		swap contracts
			$148		$(384)

Bond Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$8,373	Unrealized depreciation[1]	$12,452
Forward currency	Currency	Unrealized appreciation on open	2,743	Unrealized depreciation on open	3,934
		forward currency contracts		forward currency contracts
Swap	Interest	Unrealized appreciation[1]	5,879	Unrealized depreciation[1]	11,985
			$16,995		$28,371

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures	$72,397	Net unrealized depreciation on	$(23,687)
		contracts		futures contracts
Forward currency	Currency	Net realized gain on forward	58	Net unrealized appreciation on	8,081
		currency contracts		forward currency contracts
Swap	Interest	Net realized loss on swap	(24,940)	Net unrealized depreciation on	(6,333)
		contracts		swap contracts
Swap	Credit	Net realized loss on swap	(342)	Net unrealized appreciation on	—
		contracts		swap contracts
			$47,173		$(21,939)

160     American Funds Insurance Series

Global Bond Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$234	Unrealized depreciation[1]	$1,039
Forward currency	Currency	Unrealized appreciation on open	3,976	Unrealized depreciation on open	6,186
		forward currency contracts		forward currency contracts
Forward currency	Currency	Receivables for closed forward	53	Payables for closed forward	66
		currency contracts		currency contracts
Swap	Interest	Unrealized appreciation[1]	165	Unrealized depreciation[1]	704
Swap	Credit	Unrealized appreciation[1]	731	Unrealized depreciation[1]	—
			$5,159		$7,995

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures	$13,348	Net unrealized depreciation on	$(5,076)
		contracts		futures contracts
Forward currency	Currency	Net realized loss on forward	(2,623)	Net unrealized depreciation on	(9,128)
		currency contracts		forward currency contracts
Swap	Interest	Net realized gain on swap	1,160	Net unrealized depreciation on	(590)
		contracts		swap contracts
Swap	Credit	Net realized gain on swap	365	Net unrealized appreciation on	731
		contracts		swap contracts
			$12,250		$(14,063)

High-Income Bond Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$192	Unrealized depreciation[1]	$33
Swap	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	1,578
			$192		$1,611

		Net realized loss		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized loss on futures	$(236)	Net unrealized appreciation on	$159
		contracts		futures contracts
Swap	Interest	Net realized loss on swap	(268)	Net unrealized appreciation on	224
		contracts		swap contracts
Swap	Credit	Net realized loss on swap	(718)	Net unrealized depreciation on	(3,122)
		contracts		swap contracts
			$(1,222)		$(2,739)

See end of tables for footnotes.

American Funds Insurance Series     161

Mortgage Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$746
Swap	Interest	Unrealized appreciation[1]	1,618	Unrealized depreciation[1]	4,450
			$1,618		$5,196

		Net realized gain		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures	$6,233	Net unrealized depreciation on	$(2,645)
		contracts		futures contracts
Swap	Interest	Net realized gain on swap	1,047	Net unrealized depreciation on	(4,026)
		contracts		swap contracts
			$7,280		$(6,671)

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$687	Unrealized depreciation[1]	$8,635
Swap	Interest	Unrealized appreciation[1]	25,927	Unrealized depreciation[1]	46,229
			$26,614		$54,864

		Net realized gain (loss)		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures	$85,989	Net unrealized depreciation on	$(35,398)
		contracts		futures contracts
Swap	Interest	Net realized loss on swap	(7,749)	Net unrealized depreciation on	(39,656)
		contracts		swap contracts
			$78,240		$(75,054)

Managed Risk Growth Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$61

162     American Funds Insurance Series

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Currency	Net realized loss on futures	$(111)	Net unrealized appreciation on	$45
		contracts		futures contracts
Futures	Equity	Net realized loss on futures	(7,821)	Net unrealized depreciation on	(4,022)
		contracts		futures contracts
Futures	Interest	Net realized gain on futures	2,121	Net unrealized depreciation on	(1,975)
		contracts		futures contracts
			$(5,811)		$(5,952)

Managed Risk International Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$30

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Currency	Net realized loss on futures	$(228)	Net unrealized appreciation on	$278
		contracts		futures contracts
Futures	Equity	Net realized loss on futures	(1,772)	Net unrealized depreciation on	(882)
		contracts		futures contracts
Futures	Interest	Net realized gain on futures	754	Net unrealized depreciation on	(645)
		contracts		futures contracts
			$(1,246)		$(1,249)

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$52

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Currency	Net realized loss on futures	$(51)	Net unrealized appreciation on	$30
		contracts		futures contracts
Futures	Equity	Net realized loss on futures	(7,602)	Net unrealized depreciation on	(3,946)
		contracts		futures contracts
Futures	Interest	Net realized gain on futures	2,110	Net unrealized depreciation on	(1,917)
		contracts		futures contracts
			$(5,543)		$(5,833)

See end of tables for footnotes.

American Funds Insurance Series     163

Managed Risk Growth-Income Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Options	Equity	Investment securities from	$4,322	Investment securities from	$—
		unaffiliated issuers[2]		unaffiliated issuers[2]
Futures	Equity	Unrealized appreciation[1]	1,045	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	375
			$5,367		$375

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Options purchased	Equity	Net realized loss on options	$(21,805)	Net unrealized depreciation on	$(11,132)
		purchased contracts[3]		options purchased contracts[4]
Futures	Currency	Net realized loss on futures	(698)	Net unrealized appreciation on	497
		contracts		futures contracts
Futures	Equity	Net realized loss on futures	(15,325)	Net unrealized depreciation on	(2,840)
		contracts		futures contracts
Futures	Interest	Net realized gain on futures	8,388	Net unrealized depreciation on	(7,294)
		contracts		futures contracts
			$(29,440)		$(20,769)

Managed Risk Asset Allocation Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$525

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Currency	Net realized loss on futures	$(252)	Net unrealized appreciation on	$182
		contracts		futures contracts
Futures	Equity	Net realized loss on futures	(27,273)	Net unrealized depreciation on	(17,157)
		contracts		futures contracts
Futures	Interest	Net realized gain on futures	9,662	Net unrealized depreciation on	(8,873)
		contracts		futures contracts
			$(17,863)		$(25,848)

[1]	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.
[2]	Includes options purchased as reported in the fund’s investment portfolio.
[3]	Options purchased are included in net realized gain (loss) on unaffiliated investments.
[4]	Options purchased are included in net unrealized appreciation (depreciation) on unaffiliated investments.

164     American Funds Insurance Series

Collateral — Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2019, if close-out netting was exercised (dollars in thousands):

International Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Liabilities:
Barclays Bank PLC	$131	$—	$—	$—	$131

Global Growth and Income Fund
Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Liabilities:
Citibank	$137	$—	$—	$—	$137

International Growth and Income Fund
Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Liabilities:
Bank of America	$11	$—	$—	$—	$11

See end of tables for footnote.

American Funds Insurance Series     165

Global Balanced Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America	$16	$(16)	$—	$—	$—
Bank of New York Mellon	4	(1)	—	—	3
Citibank	23	(23)	—	—	—
Goldman Sachs	2	(2)	—	—	—
HSBC Bank	28	(28)	—	—	—
JPMorgan Chase	1	(1)	—	—	—
Morgan Stanley	64	(3)	—	—	61
Standard Chartered Bank	34	(34)	—	—	—
UBS AG	1	(1)	—	—	—
Total	$173	$(109)	$—	$—	$64
Liabilities:
Bank of America	$53	$(16)	$—	$—	$37
Bank of New York Mellon	1	(1)	—	—	—
Citibank	55	(23)	—	—	32
Goldman Sachs	29	(2)	—	—	27
HSBC Bank	47	(28)	—	—	19
JPMorgan Chase	35	(1)	—	—	34
Morgan Stanley	3	(3)	—	—	—
Standard Chartered Bank	48	(34)	—	—	14
UBS AG	1	(1)	—	—	—
Total	$272	$(109)	$—	$—	$163

Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of New York Mellon	$35	$—	$—	$—	$35
Citibank	1,789	—	—	(1,789)	—
Goldman Sachs	41	—	—	—	41
JPMorgan Chase	878	—	(825)	—	53
Total	$2,743	$—	$(825)	$(1,789)	$129
Liabilities:
Barclays Bank PLC	$1,226	$—	$(1,226)	$—	$—
HSBC Bank	1,355	—	(1,186)	—	169
Morgan Stanley	1,353	—	(1,156)	—	197
Total	$3,934	$—	$(3,568)	$—	$366

166     American Funds Insurance Series

Global Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America	$273	$(273)	$—	$—	$—
Bank of New York Mellon	56	—	—	—	56
Barclays Bank PLC	181	—	—	—	181
Citibank	613	(613)	—	—	—
Goldman Sachs	745	(587)	—	—	158
HSBC Bank	489	(489)	—	—	—
JPMorgan Chase	104	(104)	—	—	—
Morgan Stanley	959	(244)	—	(715)	—
Standard Chartered Bank	559	(559)	—	—	—
UBS AG	50	(50)	—	—	—
Total	$4,029	$(2,919)	$—	$(715)	$395
Liabilities:
Bank of America	$1,002	$(273)	$(729)	$—	$—
Citibank	2,019	(613)	(1,406)	—	—
Goldman Sachs	587	(587)	—	—	—
HSBC Bank	931	(489)	(442)	—	—
JPMorgan Chase	778	(104)	(548)	—	126
Morgan Stanley	244	(244)	—	—	—
Standard Chartered Bank	590	(559)	(31)	—	—
UBS AG	101	(50)	—	—	51
Total	$6,252	$(2,919)	$(3,156)	$—	$177

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

American Funds Insurance Series     167

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2019, were as follows (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$13,148	$11,186	$76,916	$19,253	$25,462	$37,136
Undistributed long-term capital gains	194,055	273,289	738,170	—	16,027	104,256
Capital loss carryforward*	—	—	—	(149,822)	—	—
Gross unrealized appreciation on
investments	2,976,734	1,338,057	12,680,487	2,723,168	1,025,046	2,435,492
Gross unrealized depreciation on
investments	(115,480)	(165,363)	(176,640)	(296,533)	(51,959)	(319,251)
Net unrealized appreciation on
investments	2,861,254	1,172,694	12,503,847	2,426,635	973,087	2,116,241
Cost of investments	3,973,424	3,535,026	16,026,368	7,663,533	2,790,816	7,160,691
Reclassification from (to) total distributable
earnings/accumulated loss to (from)
capital paid in on shares of beneficial
interest	1	(1)	—	1	1	—

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Undistributed ordinary income	$6,550	$238,333	$3,236	$1,926	$118,751	$17
Undistributed long-term capital gains	51,450	820,299	—	—	123,690	1,437
Capital loss carryforward*	—	—	(35,828)	(19,754)	—	—
Gross unrealized appreciation on
investments	657,067	11,402,210	307,883	119,069	7,134,453	85,707
Gross unrealized depreciation on
investments	(21,291)	(751,877)	(44,941)	(23,709)	(431,268)	(4,511)
Net unrealized appreciation on
investments	635,776	10,650,333	262,942	95,360	6,703,185	81,196
Cost of investments	1,502,381	25,381,374	1,239,616	895,754	20,858,922	354,608
Reclassification from (to) total distributable
earnings/accumulated loss to (from)
capital paid in on shares of beneficial
interest	—	(1)	—	—	—	12

168     American Funds Insurance Series

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$101,879	$31,468	$12,900	$1,209	$737	$33,112
Undistributed long-term capital gains	42,007	8,412	—	390	—	16,400
Capital loss carryforward*	—	—	(190,113)	—	(1)	—
Capital loss carryforward utilized	159,206	3,784	—	6,175	—	52,033
Gross unrealized appreciation on
investments	359,213	92,798	49,688	6,927	12	78,457
Gross unrealized depreciation on
investments	(49,858)	(37,745)	(61,045)	(5,296)	(5)	(60,713)
Net unrealized appreciation (depreciation)
on investments	309,355	55,053	(11,357)	1,631	7	17,744
Cost of investments	10,596,670	2,058,371	1,258,516	274,404	284,222	2,991,005
Reclassification from (to) total distributable
earnings/accumulated loss to (from)
capital paid in on shares of beneficial
interest	1	—	—	(2)	—	1

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$3,505	$1,934	$5,703	$33,307	$40,690
Undistributed long-term capital gains	21,766	1,312	10,865	118,369	105,973
Gross unrealized appreciation on
investments	46,058	14,843	4,513	192,587	244,160
Gross unrealized depreciation on
investments	(7,615)	(6,664)	(2,398)	(14,687)	(8,220)
Net unrealized appreciation on
investments	38,443	8,179	2,115	177,900	235,940
Cost of investments	401,443	157,659	363,502	2,092,631	2,597,655

*

Capital loss carryforwards will be used to offset any capital gains realized by the funds in future years. The funds will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$31,022	$121,251	$152,273	$28,611	$134,884	$163,495
Class 1A	82	367	449	47	273	320
Class 2	40,119	204,481	244,600	41,238	251,323	292,561
Class 4	3,204	17,408	20,612	2,414	16,024	18,438
Total	$74,427	$343,507	$417,934	$72,310	$402,504	$474,814

See end of tables for footnote.

American Funds Insurance Series     169

Global Small Capitalization Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$28,009	$97,912	$125,921	$21,329	$55,968	$77,297
Class 1A	6	23	29	4	12	16
Class 2	28,406	119,280	147,686	26,294	86,037	112,331
Class 4	1,932	9,184	11,116	1,456	5,035	6,491
Total	$58,353	$226,399	$284,752	$49,083	$147,052	$196,135

Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$150,838	$964,757	$1,115,595	$88,940	$792,865	$881,805
Class 1A	193	1,290	1,483	76	634	710
Class 2	192,058	1,500,212	1,692,270	117,331	1,515,757	1,633,088
Class 3	2,713	20,442	23,155	1,723	20,248	21,971
Class 4	14,770	130,929	145,699	6,414	104,527	110,941
Total	$360,572	$2,617,630	$2,978,202	$214,484	$2,434,031	$2,648,515

International Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$85,943	$130,060	$216,003	$174,418	$165,915	$340,333
Class 1A	95	141	236	156	140	296
Class 2	59,246	104,778	164,024	136,977	146,986	283,963
Class 3	354	637	991	887	970	1,857
Class 4	4,496	8,870	13,366	9,465	10,556	20,021
Total	$150,134	$244,486	$394,620	$321,903	$324,567	$646,470

New World Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$23,315	$71,500	$94,815	$21,450	$54,023	$75,473
Class 1A	39	132	171	24	50	74
Class 2	8,693	34,958	43,651	8,194	26,593	34,787
Class 4	4,452	21,103	25,555	3,419	12,659	16,078
Total	$36,499	$127,693	$164,192	$33,087	$93,325	$126,412

170     American Funds Insurance Series

Blue Chip Income and Growth Fund
	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$118,657	$410,713	$529,370	$232,769	$299,947	$532,716
Class 1A	163	435	598	120	135	255
Class 2	60,118	238,793	298,911	134,358	186,318	320,676
Class 4	10,646	38,700	49,346	13,348	16,620	29,968
Total	$189,584	$688,641	$878,225	$380,595	$503,020	$883,615

Global Growth and Income Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$12,475	$27,971	$40,446	$16,289	$31,541	$47,830
Class 1A	33	66	99	28	53	81
Class 2	24,591	66,794	91,385	40,436	90,173	130,609
Class 4	2,298	5,970	8,268	2,682	5,789	8,471
Total	$39,397	$100,801	$140,198	$59,435	$127,556	$186,991

Growth-Income Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$455,391	$1,825,184	$2,280,575	$341,172	$1,049,641	$1,390,813
Class 1A	206	825	1,031	124	344	468
Class 2	272,097	1,260,360	1,532,457	241,470	886,942	1,128,412
Class 3	3,204	14,500	17,704	2,907	10,337	13,244
Class 4	21,474	103,934	125,408	15,471	58,501	73,972
Total	$752,372	$3,204,803	$3,957,175	$601,144	$2,005,765	$2,606,909

International Growth and Income Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$41,626	$—	$41,626	$28,476	$—	$28,476
Class 1A	84	—	84	44	—	44
Class 2	8,726	—	8,726	5,865	—	5,865
Class 4	3,112	—	3,112	1,597	—	1,597
Total	$53,548	$—	$53,548	$35,982	$—	$35,982

See end of tables for footnote.

American Funds Insurance Series     171

Capital Income Builder

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$13,476	$—	$13,476	$9,421	$617	$10,038
Class 1A	126	—	126	66	3	69
Class 2	137	—	137	90	6	96
Class 4	10,875	—	10,875	9,550	762	10,312
Total	$24,614	$—	$24,614	$19,127	$1,388	$20,515

Asset Allocation Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$356,589	$816,841	$1,173,430	$386,982	$666,856	$1,053,838
Class 1A	189	416	605	147	263	410
Class 2	94,178	253,101	347,279	103,332	210,133	313,465
Class 3	608	1,581	2,189	686	1,413	2,099
Class 4	71,682	206,152	277,834	69,096	148,867	217,963
Total	$523,246	$1,278,091	$1,801,337	$560,243	$1,027,532	$1,587,775

Global Balanced Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$1,912	$3,479	$5,391	$1,808	$1,346	$3,154
Class 1A	28	61	89	30	25	55
Class 2	2,521	5,487	8,008	2,555	2,290	4,845
Class 4	954	2,492	3,446	804	842	1,646
Total	$5,415	$11,519	$16,934	$5,197	$4,503	$9,700

Bond Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$177,855	$—	$177,855	$156,337	$8,915	$165,252
Class 1A	165	—	165	76	4	80
Class 2	90,796	—	90,796	88,266	5,217	93,483
Class 4	11,384	—	11,384	8,153	453	8,606
Total	$280,200	$—	$280,200	$252,832	$14,589	$267,421

Global Bond Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$19,173	$—	$19,173	$25,210	$3,256	$28,466
Class 1A	7	—	7	9	1	10
Class 2	15,927	—	15,927	23,308	3,412	26,720
Class 4	649	—	649	816	118	934
Total	$35,756	$—	$35,756	$49,343	$6,787	$56,130

172     American Funds Insurance Series

High-Income Bond Fund

	Year ended December 31, 2019				Year ended December 31, 2018
				Total			Total
	Ordinary		Long-term	distributions	Ordinary	Long-term	distributions
Share class	income		capital gains	paid	income	capital gains	paid
Class 1	$33,304		$—	$33,304	$34,114	$—	$34,114
Class 1A	45		—	45	40	—	40
Class 2	41,753		—	41,753	43,382	—	43,382
Class 3	611		—	611	664	—	664
Class 4	3,353		—	3,353	1,733	—	1,733
Total	$79,066		$—	$79,066	$79,933	$—	$79,933

Mortgage Fund

	Year ended December 31, 2019				Year ended December 31, 2018
				Total			Total
	Ordinary		Long-term	distributions	Ordinary	Long-term	distributions
Share class	income		capital gains	paid	income	capital gains	paid
Class 1	$5,573		$—	$5,573	$4,938	$—	$4,938
Class 1A	12		—	12	15	—	15
Class 2	1,355		—	1,355	1,128	—	1,128
Class 4	585		—	585	424	—	424
Total	$7,525		$—	$7,525	$6,505	$—	$6,505

Ultra-Short Bond Fund

	Year ended December 31, 2019				Year ended December 31, 2018
				Total			Total
	Ordinary		Long-term	distributions	Ordinary	Long-term	distributions
Share class	income		capital gains	paid	income	capital gains	paid
Class 1	$604		$—	$604	$561	$—	$561
Class 1A	—	*	—	— *	—	—	—
Class 2	4,088		—	4,088	2,762	—	2,762
Class 3	59		—	59	41	—	41
Class 4	342		—	342	153	—	153
Total	$5,093		$—	$5,093	$3,517	$—	$3,517

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2019				Year ended December 31, 2018
				Total			Total
	Ordinary		Long-term	distributions	Ordinary	Long-term	distributions
Share class	income		capital gains	paid	income	capital gains	paid
Class 1	$31,700		$—	$31,700	$29,881	$—	$29,881
Class 1A	50		—	50	29	—	29
Class 2	26,790		—	26,790	24,431	—	24,431
Class 3	180		—	180	165	—	165
Class 4	2,241		—	2,241	1,313	—	1,313
Total	$60,961		$—	$60,961	$55,819	$—	$55,819

See end of tables for footnote.

American Funds Insurance Series     173

Managed Risk Growth Fund

		Year ended December 31, 2019			Year ended December 31, 2018
				Total			Total
		Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
	Share class	income	capital gains	paid	income	capital gains	paid
	Class P1	$61	$256	$317	$14	$135	$149
	Class P2	3,581	26,324	29,905	1,397	20,395	21,792
	Total	$3,642	$26,580	$30,222	$1,411	$20,530	$21,941

Managed Risk International Fund

		Year ended December 31, 2019			Year ended December 31, 2018
				Total			Total
		Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
	Share class	income	capital gains	paid	income	capital gains	paid
	Class P1	$11	$16	$27	$8	$1	$9
	Class P2	2,974	4,795	7,769	2,681	738	3,419
	Total	$2,985	$4,811	$7,796	$2,689	$739	$3,428

Managed Risk Blue Chip Income and Growth Fund

		Year ended December 31, 2019			Year ended December 31, 2018
				Total			Total
		Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
	Share class	income	capital gains	paid	income	capital gains	paid
	Class P1	$13	$40	$53	$15	$7	$22
	Class P2	5,566	17,796	23,362	11,391	12,112	23,503
	Total	$5,579	$17,836	$23,415	$11,406	$12,119	$23,525

Managed Risk Growth-Income Fund

		Year ended December 31, 2019			Year ended December 31, 2018
				Total			Total
		Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
	Share class	income	capital gains	paid	income	capital gains	paid
	Class P1	$14,564	$14,505	$29,069	$42	$122	$164
	Class P2	1,352	2,019	3,371	2,374	9,814	12,188
	Total	$15,916	$16,524	$32,440	$2,416	$9,936	$12,352

Managed Risk Asset Allocation Fund

		Year ended December 31, 2019			Year ended December 31, 2018
				Total			Total
		Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
	Share class	income	capital gains	paid	income	capital gains	paid
	Class P1	$5	$65	$70	$31,787	$66,960	$98,747
	Class P2	62,691	115,050	177,741	36,816	107,405	144,221
	Total	$62,696	$115,115	$177,811	$68,603	$174,365	$242,968

*	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

174     American Funds Insurance Series

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — On March 4, 2019, the series board of trustees approved amended agreements effective May 1, 2019, decreasing the annual rate to 0.500% on daily net assets in excess of $1.5 billion for International Growth and Income Fund, and decreasing the annual rate to 0.410% on daily net assets in excess of $1 billion for Capital Income Builder. CRMC voluntarily reduced the investment advisory services fees to the approved rates in advance of the effective date. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2019, total investment advisory services fees waived by CRMC were $2,880,000.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2019, before waiver	For the year ended December 31, 2019, after waiver
Fund	Beginning with	Ending with	Up to	In excess of
Global Growth Fund	.690%	.460%	$.6	$5.0	.516%	.516%
Global Small Capitalization Fund	.800	.635	.6	5.0	.696	.696
Growth Fund	.500	.280	.6	34.0	.322	.322
International Fund	.690	.430	.5	21.0	.492	.492
New World Fund	.850	.580	.5	4.0	.701	.701
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.390	.390
Global Growth and Income Fund	.690	.480	.6	3.0	.595	.595
Growth-Income Fund	.500	.219	.6	34.0	.256	.256
International Growth and Income Fund	.690	.500	.5	1.5	.608	.608
Capital Income Builder	.500	.410	.6	1.0	.489	.486
Asset Allocation Fund	.500	.240	.6	21.0	.266	.266
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.364	.364
Global Bond Fund	.570	.450	1.0	3.0	.533	.533
High-Income Bond Fund	.500	.420	.6	2.0	.475	.475
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.340	.340
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

American Funds Insurance Series     175

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of daily net assets attributable to each share class. Prior to July 1, 2019, all share classes of each fund, other than the managed-risk funds, paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets. The series board of trustees authorized the funds, other than the managed risk funds, to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$458
Class 1A	$—	$17	2
Class 2	9,198	Not applicable	742
Class 4	793	793	66
Total class-specific expenses	$9,991	$810	$1,268
Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$382
Class 1A	$—	$1	—	*
Class 2	5,652	Not applicable	454
Class 4	444	444	37
Total class-specific expenses	$6,096	$445	$873

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,999
Class 1A	$—	$35	3
Class 2	37,459	Not applicable	3,017
Class 3	369	Not applicable	41
Class 4	3,263	3,263	269
Total class-specific expenses	$41,091	$3,298	$5,329

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,031
Class 1A	$—	$15	1
Class 2	10,335	Not applicable	830
Class 3	45	Not applicable	5
Class 4	852	852	70
Total class-specific expenses	$11,232	$867	$1,937

176      American Funds Insurance Series

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$386
Class 1A	$—	$9	1
Class 2	2,312	Not applicable	187
Class 4	1,396	1,396	115
Total class-specific expenses	$3,708	$1,405	$689

Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,058
Class 1A	$—	$16	1
Class 2	7,507	Not applicable	601
Class 4	1,239	1,239	105
Total class-specific expenses	$8,746	$1,255	$1,765

Global Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$115
Class 1A	$—	$4	1
Class 2	3,318	Not applicable	267
Class 4	300	300	25
Total class-specific expenses	$3,618	$304	$408

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$3,919
Class 1A	$—	$22	2
Class 2	32,591	Not applicable	2,624
Class 3	273	Not applicable	30
Class 4	2,685	2,685	221
Total class-specific expenses	$35,549	$2,707	$6,796

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$217
Class 1A	$—	$5	—	*
Class 2	608	Not applicable	49
Class 4	213	213	18
Total class-specific expenses	$821	$218	$284

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$89
Class 1A	$—	$11	1
Class 2	12	Not applicable	1
Class 4	1,014	1,014	83
Total class-specific expenses	$1,026	$1,025	$174

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$3,332
Class 1A	$—	$22	2
Class 2	12,426	Not applicable	1,002
Class 3	57	Not applicable	6
Class 4	10,148	10,148	831
Total class-specific expenses	$22,631	$10,170	$5,173

Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$26
Class 1A	$—	$5	—	*
Class 2	495	Not applicable	40
Class 4	205	206	17
Total class-specific expenses	$700	$211	$83

See end of tables for footnote.

American Funds Insurance Series     177

Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,277
Class 1A	$—	$12	1
Class 2	8,877	Not applicable	715
Class 4	1,073	1,072	90
Total class-specific expenses	$9,950	$1,084	$2,083

Global Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$212
Class 1A	$—	$1	—	*
Class 2	2,549	Not applicable	204
Class 4	113	113	10
Total class-specific expenses	$2,662	$114	$426

High-Income Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$104
Class 1A	$—	$2	—	*
Class 2	1,696	Not applicable	135
Class 3	18	Not applicable	2
Class 4	141	141	12
Total class-specific expenses	$1,855	$143	$253

Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$42
Class 1A	$—	$1	—	*
Class 2	143	Not applicable	12
Class 4	59	59	5
Total class-specific expenses	$202	$60	$59

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$6
Class 1A	$—	$—	*	—	*
Class 2	583	Not applicable		47
Class 3	6	Not applicable		1
Class 4	51	51		4
Total class-specific expenses	$640	$51		$58

U.S. Government/AAA-Rated Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$288
Class 1A	$—	$5	—	*
Class 2	3,325	Not applicable	269
Class 3	16	Not applicable	2
Class 4	270	271	23
Total class-specific expenses	$3,611	$276	$582

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$10
Class P2	$974	974
Total class-specific expenses	$974	$984

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$1
Class P2	$398	398
Total class-specific expenses	$398	$399

Managed Risk Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$1
Class P2	$877	877
Total class-specific expenses	$877	$878

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,623
Class P2	$647	647
Total class-specific expenses	$647	$5,270

178      American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$5
Class P2	$6,739	6,739

Total class-specific expenses	$6,739	$6,744

*Amount less than one thousand.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of Managed Risk Growth Fund, Managed Risk International Fund and Managed Risk Blue Chip Income and Growth Fund. Miscellaneous expenses exclude investment advisory services and distribution services fees. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2019, total fees and expenses reimbursed by CRMC were $74,000. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

		Increase in value of		Total trustees’
Fund	Current fees	deferred amounts		compensation
Global Growth Fund	$31	$11		$42
Global Small Capitalization Fund	21	7		28
Growth Fund	130	45		175
International Fund	48	16		64
New World Fund	17	6		23
Blue Chip Income and Growth Fund	44	15		59
Global Growth and Income Fund	10	3		13
Growth-Income Fund	164	57		221
International Growth and Income Fund	7	2		9
Capital Income Builder	4	2		6
Asset Allocation Fund	127	43		170
Global Balanced Fund	2	1		3
Bond Fund	51	17		68
Global Bond Fund	11	3		14
High-Income Bond Fund	6	2		8
Mortgage Fund	1	1		2
Ultra-Short Bond Fund	1	—	*	1
U.S. Government/AAA-Rated Securities Fund	15	5		20
Managed Risk Growth Fund	1	1		2
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	1	1		2
Managed Risk Growth-Income Fund	8	4		12
Managed Risk Asset Allocation Fund	16	5		21

*Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investment in CCF — Some of the funds hold shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for each fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

American Funds Insurance Series       179

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sale transactions between each fund and related funds as of December 31, 2019 (dollars in thousands):

			Net
			realized
Fund	Purchases	Sales	gain (loss)
Global Growth Fund	$24,083	$81,665	$14,006
Global Small Capitalization Fund	36,878	122,208	33,693
Growth Fund	268,036	905,939	9,860
International Fund	81,543	407,486	47,090
New World Fund	13,140	16,223	457
Blue Chip Income and Growth Fund	99,516	104,771	10,930
Global Growth and Income Fund	14,247	26,182	572
Growth-Income Fund	200,557	806,347	(8,638)
International Growth and Income Fund	10,521	12,522	(737)
Capital Income Builder	27,947	2,175	(137)
Asset Allocation Fund	404,052	977,305	(21,921)
Global Balanced Fund	1,871	906	(25)
Bond Fund	51,636	102,897	(719)
Global Bond Fund	4,273	1,394	(2)
High-Income Bond Fund	4,365	9,431	(2,079)

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2019.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$230,089	7,777	$152,273	5,192	$(333,318)	(11,180)	$49,044	1,789
Class 1A	1,744	62	449	15	(572)	(19)	1,621	58
Class 2	44,842	1,552	244,600	8,453	(555,704)	(18,803)	(266,262)	(8,798)
Class 4	70,615	2,415	20,612	716	(29,399)	(1,009)	61,828	2,122
Total net increase (decrease)	$347,290	11,806	$417,934	14,376	$(918,993)	(31,011)	$(153,769)	(4,829)

Year ended December 31, 2018
Class 1	$318,393	10,738	$163,496	5,459	$(199,573)	(6,616)	$282,316	9,581
Class 1A	4,760	162	320	11	(1,942)	(64)	3,138	109
Class 2	71,745	2,511	292,561	9,830	(465,838)	(15,407)	(101,532)	(3,066)
Class 4	94,068	3,163	18,437	622	(28,678)	(983)	83,827	2,802
Total net increase (decrease)	$488,966	16,574	$474,814	15,922	$(696,031)	(23,070)	$267,749	9,426

180       American Funds Insurance Series

Global Small Capitalization Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$337,817	13,612	$125,498	5,216	$(226,381)	(9,119)	$236,934	9,709
Class 1A	196	8	28	2	(96)	(4)	128	6
Class 2	21,553	917	147,687	6,340	(327,909)	(13,596)	(158,669)	(6,339)
Class 4	35,449	1,468	11,115	475	(22,005)	(911)	24,559	1,032
Total net increase (decrease)	$395,015	16,005	$284,328	12,033	$(576,391)	(23,630)	$102,952	4,408

Year ended December 31, 2018
Class 1	$138,128	5,551	$76,990	2,920	$(160,148)	(6,253)	$54,970	2,218
Class 1A	318	12	16	1	(110)	(5)	224	8
Class 2	47,093	2,015	112,331	4,349	(309,646)	(12,397)	(150,222)	(6,033)
Class 4	56,525	2,282	6,491	249	(17,067)	(693)	45,949	1,838
Total net increase (decrease)	$242,064	9,860	$195,828	7,519	$(486,971)	(19,348)	$(49,079)	(1,969)

Growth Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$896,700	11,839	$1,112,851	15,532	$(1,155,174)	(15,026)	$854,377	12,345
Class 1A	6,106	81	1,482	21	(1,574)	(20)	6,014	82
Class 2	294,401	3,907	1,692,272	23,866	(2,108,133)	(27,828)	(121,460)	(55)
Class 3	1,763	23	23,154	321	(29,706)	(390)	(4,789)	(46)
Class 4	227,023	3,055	145,699	2,087	(131,942)	(1,767)	240,780	3,375
Total net increase (decrease)	$1,425,993	18,905	$2,975,458	41,827	$(3,426,529)	(45,031)	$974,922	15,701

Year ended December 31, 2018
Class 1	$1,574,676	19,928	$879,237	11,221	$(1,126,624)	(14,082)	$1,327,289	17,067
Class 1A	8,204	103	710	9	(563)	(7)	8,351	105
Class 2	292,909	3,756	1,633,088	20,970	(2,436,432)	(30,703)	(510,435)	(5,977)
Class 3	1,809	22	21,971	279	(27,844)	(348)	(4,064)	(47)
Class 4	274,892	3,534	110,941	1,441	(135,865)	(1,758)	249,968	3,217
Total net increase (decrease)	$2,152,490	27,343	$2,645,947	33,920	$(3,727,328)	(46,898)	$1,071,109	14,365

See end of tables for footnotes.

American Funds Insurance Series       181

International Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$171,233	8,812	$215,640	10,988	$(699,395)	(35,642)	$(312,522)	(15,842)
Class 1A	2,060	106	236	12	(1,174)	(59)	1,122	59
Class 2	175,514	9,064	164,024	8,407	(591,706)	(30,261)	(252,168)	(12,790)
Class 3	238	13	991	50	(4,348)	(224)	(3,119)	(161)
Class 4	60,129	3,112	13,366	694	(43,609)	(2,263)	29,886	1,543
Total net increase (decrease)	$409,174	21,107	$394,257	20,151	$(1,340,232)	(68,449)	$(536,801)	(27,191)

Year ended December 31, 2018
Class 1	$987,191	47,885	$339,738	16,682	$(479,241)	(23,102)	$847,688	41,465
Class 1A	4,302	204	296	14	(269)	(14)	4,329	204
Class 2	481,518	22,952	283,963	13,909	(441,465)	(21,109)	324,016	15,752
Class 3	506	23	1,857	91	(4,389)	(209)	(2,026)	(95)
Class 4	96,985	4,701	20,021	990	(45,627)	(2,234)	71,379	3,457
Total net increase (decrease)	$1,570,502	75,765	$645,875	31,686	$(970,991)	(46,668)	$1,245,386	60,783

New World Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$149,338	6,057	$94,601	3,981	$(207,841)	(8,743)	$36,098	1,295
Class 1A	1,685	70	171	7	(408)	(17)	1,448	60
Class 2	68,793	2,911	43,651	1,861	(165,106)	(6,991)	(52,662)	(2,219)
Class 4	83,946	3,576	25,555	1,096	(39,744)	(1,687)	69,757	2,985
Total net increase (decrease)	$303,762	12,614	$163,978	6,945	$(413,099)	(17,438)	$54,641	2,121

Year ended December 31, 2018
Class 1	$169,684	6,947	$75,282	3,139	$(240,756)	(10,008)	$4,210	78
Class 1A	2,616	108	73	3	(572)	(24)	2,117	87
Class 2	70,536	2,954	34,787	1,456	(144,167)	(5,934)	(38,844)	(1,524)
Class 4	140,212	5,922	16,079	674	(31,201)	(1,315)	125,090	5,281
Total net increase (decrease)	$383,048	15,931	$126,221	5,272	$(416,696)	(17,281)	$92,573	3,922

Blue Chip Income and Growth Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$213,624	16,737	$525,212	41,913	$(484,978)	(37,271)	$253,858	21,379
Class 1A	5,177	403	598	47	(451)	(35)	5,324	415
Class 2	28,815	2,244	298,911	24,211	(366,595)	(28,328)	(38,869)	(1,873)
Class 4	198,327	15,485	49,345	4,013	(38,161)	(2,979)	209,511	16,519
Total net increase (decrease)	$445,943	34,869	$874,066	70,184	$(890,185)	(68,613)	$429,824	36,440

Year ended December 31, 2018
Class 1	$189,059	13,527	$528,528	38,135	$(524,399)	(36,270)	$193,188	15,392
Class 1A	2,957	203	254	19	(106)	(8)	3,105	214
Class 2	34,615	2,528	320,676	23,381	(472,476)	(32,985)	(117,185)	(7,076)
Class 4	190,787	13,641	29,968	2,200	(33,879)	(2,399)	186,876	13,442
Total net increase (decrease)	$417,418	29,899	$879,426	63,735	$(1,030,860)	(71,662)	$265,984	21,972

182       American Funds Insurance Series

Global Growth and Income Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$43,801	2,986	$38,762	2,639	$(61,157)	(4,174)	$21,406	1,451
Class 1A	809	55	100	7	(205)	(14)	704	48
Class 2	15,277	1,057	91,385	6,251	(232,647)	(15,758)	(125,985)	(8,450)
Class 4	34,845	2,405	8,268	574	(16,175)	(1,116)	26,938	1,863
Total net increase (decrease)	$94,732	6,503	$138,515	9,471	$(310,184)	(21,062)	$(76,937)	(5,088)

Year ended December 31, 2018
Class 1	$105,981	7,092	$45,562	3,107	$(46,619)	(3,060)	$104,924	7,139
Class 1A	951	60	81	6	(40)	(2)	992	64
Class 2	27,421	1,842	130,608	8,898	(208,022)	(13,672)	(49,993)	(2,932)
Class 4	42,459	2,827	8,471	586	(16,633)	(1,102)	34,297	2,311
Total net increase (decrease)	$176,812	11,821	$184,722	12,597	$(271,314)	(17,836)	$90,220	6,582

Growth-Income Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$1,061,581	21,810	$2,276,758	48,690	$(1,229,398)	(25,018)	$2,108,941	45,482
Class 1A	3,121	63	1,031	22	(929)	(19)	3,223	66
Class 2	173,237	3,593	1,532,457	33,240	(1,626,668)	(33,632)	79,026	3,201
Class 3	2,080	42	17,705	379	(21,190)	(431)	(1,405)	(10)
Class 4	180,857	3,787	125,407	2,752	(103,759)	(2,175)	202,505	4,364
Total net increase (decrease)	$1,420,876	29,295	$3,953,358	85,083	$(2,981,944)	(61,275)	$2,392,290	53,103

Year ended December 31, 2018
Class 1	$2,594,038	53,950	$1,388,000	27,742	$(1,325,537)	(25,872)	$2,656,501	55,820
Class 1A	5,817	114	467	10	(933)	(18)	5,351	106
Class 2	128,833	2,587	1,128,412	22,770	(1,901,203)	(37,514)	(643,958)	(12,157)
Class 3	1,014	20	13,244	264	(26,871)	(525)	(12,613)	(241)
Class 4	193,427	3,881	73,971	1,507	(97,541)	(1,958)	169,857	3,430
Total net increase (decrease)	$2,923,129	60,552	$2,604,094	52,293	$(3,352,085)	(65,887)	$2,175,138	46,958

See end of tables for footnotes.

American Funds Insurance Series     183

International Growth and Income Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$9,331	555	$41,626	2,406	$(130,370)	(7,620)	$(79,413)	(4,659)
Class 1A	364	22	83	5	(75)	(4)	372	23
Class 2	14,448	831	8,726	507	(37,612)	(2,202)	(14,438)	(864)
Class 4	20,154	1,195	3,113	182	(7,857)	(466)	15,410	911
Total net increase (decrease)	$44,297	2,603	$53,548	3,100	$(175,914)	(10,292)	$(78,069)	(4,589)

Year ended December 31, 2018
Class 1	$102,396	5,829	$28,476	1,796	$(62,238)	(3,472)	$68,634	4,153
Class 1A	276	16	44	3	(453)	(27)	(133)	(8)
Class 2	13,046	753	5,865	371	(28,666)	(1,702)	(9,755)	(578)
Class 4	29,607	1,717	1,597	101	(12,831)	(752)	18,373	1,066
Total net increase (decrease)	$145,325	8,315	$35,982	2,271	$(104,188)	(5,953)	$77,119	4,633

Capital Income Builder

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$160,592	15,806	$13,476	1,322	$(12,510)	(1,240)	$161,558	15,888
Class 1A	2,709	268	126	12	(345)	(34)	2,490	246
Class 2	1,661	165	137	13	(567)	(56)	1,231	122
Class 4	66,462	6,575	10,875	1,070	(29,407)	(2,903)	47,930	4,742
Total net increase (decrease)	$231,424	22,814	$24,614	2,417	$(42,829)	(4,233)	$213,209	20,998

Year ended December 31, 2018
Class 1	$96,466	9,624	$10,037	1,010	$(12,240)	(1,241)	$94,263	9,393
Class 1A	2,709	270	70	7	(761)	(77)	2,018	200
Class 2	2,658	264	96	10	(180)	(18)	2,574	256
Class 4	66,457	6,627	10,312	1,037	(25,636)	(2,556)	51,133	5,108
Total net increase (decrease)	$168,290	16,785	$20,515	2,064	$(38,817)	(3,892)	$149,988	14,957

Asset Allocation Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$1,081,611	47,062	$1,173,430	52,076	$(1,121,605)	(48,857)	$1,133,436	50,281
Class 1A	2,765	122	605	27	(689)	(30)	2,681	119
Class 2	111,154	4,871	347,279	15,613	(575,603)	(25,266)	(117,170)	(4,782)
Class 3	991	43	2,189	97	(4,150)	(180)	(970)	(40)
Class 4	356,681	15,732	277,834	12,559	(218,378)	(9,706)	416,137	18,585
Total net increase (decrease)	$1,553,202	67,830	$1,801,337	80,372	$(1,920,425)	(84,039)	$1,434,114	64,163

Year ended December 31, 2018
Class 1	$1,402,434	60,588	$1,053,838	46,034	$(2,607,246)	(117,896)	$(150,974)	(11,274)
Class 1A	3,797	162	411	18	(678)	(30)	3,530	150
Class 2	89,621	3,865	313,464	13,808	(682,422)	(29,567)	(279,337)	(11,894)
Class 3	897	38	2,098	91	(7,614)	(325)	(4,619)	(196)
Class 4	380,567	16,509	217,964	9,642	(180,958)	(7,998)	417,573	18,153
Total net increase (decrease)	$1,877,316	81,162	$1,587,775	69,593	$(3,478,918)	(155,816)	$(13,827)	(5,061)

184      American Funds Insurance Series

Global Balanced Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$10,073	777	$5,390	408	$(9,768)	(718)	$5,695	467
Class 1A	111	9	89	7	(237)	(19)	(37)	(3)
Class 2	7,858	607	8,009	608	(22,255)	(1,722)	(6,388)	(507)
Class 4	15,727	1,225	3,446	264	(6,014)	(470)	13,159	1,019
Total net increase (decrease)	$33,769	2,618	$16,934	1,287	$(38,274)	(2,929)	$12,429	976

Year ended December 31, 2018
Class 1	$24,581	1,901	$3,154	265	$(847)	(66)	$26,888	2,100
Class 1A	2,209	171	56	5	(292)	(24)	1,973	152
Class 2	11,812	914	4,844	408	(24,153)	(1,905)	(7,497)	(583)
Class 4	35,652	2,821	1,646	140	(12,396)	(987)	24,902	1,974
Total net increase (decrease)	$74,254	5,807	$9,700	818	$(37,688)	(2,982)	$46,266	3,643

Bond Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$562,508	51,468	$176,372	15,842	$(614,303)	(56,025)	$124,577	11,285
Class 1A	3,719	336	165	15	(744)	(67)	3,140	284
Class 2	133,036	12,239	90,797	8,262	(413,489)	(38,133)	(189,656)	(17,632)
Class 4	149,767	13,753	11,384	1,037	(49,519)	(4,574)	111,632	10,216
Total net increase (decrease)	$849,030	77,796	$278,718	25,156	$(1,078,055)	(98,799)	$49,693	4,153

Year ended December 31, 2018
Class 1	$856,250	80,879	$164,110	15,776	$(1,296,873)	(122,086)	$(276,513)	(25,431)
Class 1A	2,864	271	80	8	(674)	(64)	2,270	215
Class 2	107,831	10,281	93,483	9,101	(518,189)	(49,721)	(316,875)	(30,339)
Class 4	118,851	11,386	8,606	839	(47,758)	(4,587)	79,699	7,638
Total net increase (decrease)	$1,085,796	102,817	$266,279	25,724	$(1,863,494)	(176,458)	$(511,419)	(47,917)

Global Bond Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$94,035	7,945	$19,056	1,588	$(113,011)	(9,529)	$80	4
Class 1A	84	7	7	1	(59)	(5)	32	3
Class 2	33,181	2,816	15,927	1,338	(140,715)	(11,911)	(91,607)	(7,757)
Class 4	13,230	1,132	649	55	(7,381)	(629)	6,498	558
Total net increase (decrease)	$140,530	11,900	$35,639	2,982	$(261,166)	(22,074)	$(84,997)	(7,192)

Year ended December 31, 2018
Class 1	$126,990	10,666	$28,466	2,515	$(375,280)	(31,456)	$(219,824)	(18,275)
Class 1A	575	49	10	1	(241)	(21)	344	29
Class 2	41,190	3,507	26,720	2,377	(156,625)	(13,571)	(88,715)	(7,687)
Class 4	28,055	2,394	934	84	(17,922)	(1,548)	11,067	930
Total net increase (decrease)	$196,810	16,616	$56,130	4,977	$(550,068)	(46,596)	$(297,128)	(25,003)

See end of tables for footnotes.

American Funds Insurance Series     185

High-Income Bond Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$9,412	933	$33,027	3,374	$(48,250)	(4,826)	$(5,811)	(519)
Class 1A	353	35	45	5	(350)	(35)	48	5
Class 2	10,165	1,039	41,753	4,340	(84,344)	(8,552)	(32,426)	(3,173)
Class 3	613	61	611	62	(1,328)	(132)	(104)	(9)
Class 4	64,302	6,070	3,353	321	(37,801)	(3,523)	29,854	2,868
Total net increase (decrease)	$84,845	8,138	$78,789	8,102	$(172,073)	(17,068)	$(8,439)	(828)

Year ended December 31, 2018
Class 1	$15,126	1,484	$34,114	3,526	$(136,193)	(13,306)	$(86,953)	(8,296)
Class 1A	621	61	40	5	(365)	(36)	296	30
Class 2	12,354	1,231	43,383	4,563	(111,276)	(11,157)	(55,539)	(5,363)
Class 3	1,837	179	664	68	(4,223)	(418)	(1,722)	(171)
Class 4	51,449	4,747	1,733	168	(53,384)	(4,942)	(202)	(27)
Total net increase (decrease)	$81,387	7,702	$79,934	8,330	$(305,441)	(29,859)	$(144,120)	(13,827)

Mortgage Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$31,595	3,007	$5,573	528	$(41,843)	(3,959)	$(4,675)	(424)
Class 1A	166	16	12	1	(444)	(42)	(266)	(25)
Class 2	4,351	413	1,355	129	(7,802)	(738)	(2,096)	(196)
Class 4	11,996	1,146	585	56	(9,761)	(944)	2,820	258
Total net increase (decrease)	$48,108	4,582	$7,525	714	$(59,850)	(5,683)	$(4,217)	(387)

Year ended December 31, 2018
Class 1	$17,819	1,730	$4,658	457	$(74,088)	(7,185)	$(51,611)	(4,998)
Class 1A	732	71	15	2	(111)	(11)	636	62
Class 2	4,682	456	1,128	111	(10,509)	(1,023)	(4,699)	(456)
Class 4	14,315	1,403	424	41	(2,626)	(257)	12,113	1,187
Total net increase (decrease)	$37,548	3,660	$6,225	611	$(87,334)	(8,476)	$(43,561)	(4,205)

186     American Funds Insurance Series

Ultra-Short Bond Fund

			Reinvestments of						Net (decrease)
	Sales*		distributions				Repurchases*		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$9,753	856	$604		53		$(17,930)	(1,576)	$(7,573)	(667)
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	85,259	7,676	4,088		371		(106,127)	(9,561)	(16,780)	(1,514)
Class 3	714	64	59		5		(2,101)	(188)	(1,328)	(119)
Class 4	21,513	1,920	342		31		(17,702)	(1,580)	4,153	371
Total net increase (decrease)	$117,239	10,516	$5,093		460		$(143,860)	(12,905)	$(21,528)	(1,929)

Year ended December 31, 2018
Class 1	$25,371	2,233	$561		50		$(26,198)	(2,310)	$(266)	(27)
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	103,165	9,332	2,762		250		(107,692)	(9,741)	(1,765)	(159)
Class 3	4,222	378	42		4		(3,944)	(353)	320	29
Class 4	16,908	1,513	153		14		(14,303)	(1,281)	2,758	246
Total net increase (decrease)	$149,666	13,456	$3,518		318		$(152,137)	(13,685)	$1,047	89

U.S. Government/AAA-Rated Securities Fund

			Reinvestments of						Net (decrease)
	Sales*		distributions				Repurchases*		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$63,401	5,184	$31,462		2,550		$(170,411)	(13,819)	$(75,548)	(6,085)
Class 1A	1,348	110	50		4		(488)	(40)	910	74
Class 2	105,457	8,638	26,789		2,193		(155,177)	(12,760)	(22,931)	(1,929)
Class 3	975	79	180		15		(1,521)	(124)	(366)	(30)
Class 4	69,032	5,652	2,241		183		(41,016)	(3,366)	30,257	2,469
Total net increase (decrease)	$240,213	19,663	$60,722		4,945		$(368,613)	(30,109)	$(67,678)	(5,501)

Year ended December 31, 2018
Class 1	$67,360	5,655	$29,446		2,499		$(191,451)	(16,111)	$(94,645)	(7,957)
Class 1A	1,389	118	28		2		(214)	(18)	1,203	102
Class 2	43,398	3,680	24,431		2,094		(200,280)	(17,045)	(132,451)	(11,271)
Class 3	628	53	165		14		(1,997)	(168)	(1,204)	(101)
Class 4	45,391	3,857	1,313		113		(17,387)	(1,474)	29,317	2,496
Total net increase (decrease)	$158,166	13,363	$55,383		4,722		$(411,329)	(34,816)	$(197,780)	(16,731)

Managed Risk Growth Fund

			Reinvestments of
	Sales*		distributions				Repurchases*		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class P1	$2,619	201	$317		25		$(523)	(41)	$2,413	185
Class P2	47,485	3,690	29,905		2,419		(30,455)	(2,336)	46,935	3,773
Total net increase (decrease)	$50,104	3,891	$30,222		2,444		$(30,978)	(2,377)	$49,348	3,958

Year ended December 31, 2018
Class P1	$1,861	140	$150		11		$(596)	(45)	$1,415	106
Class P2	79,190	6,025	21,792		1,658		(21,197)	(1,594)	79,785	6,089
Total net increase (decrease)	$81,051	6,165	$21,942		1,669		$(21,793)	(1,639)	$81,200	6,195

See end of tables for footnotes.

American Funds Insurance Series       187

Managed Risk International Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class P1	$357	34	$27	3	$(140)	(14)	$244	23
Class P2	7,251	702	7,769	772	(18,389)	(1,773)	(3,369)	(299)
Total net increase (decrease)	$7,608	736	$7,796	775	$(18,529)	(1,787)	$(3,125)	(276)

Year ended December 31, 2018
Class P1	$321	30	$9	1	$(44)	(4)	$286	27
Class P2	33,085	3,040	3,419	323	(13,533)	(1,240)	22,971	2,123
Total net increase (decrease)	$33,406	3,070	$3,428	324	$(13,577)	(1,244)	$23,257	2,150

Managed Risk Blue Chip Income and Growth Fund

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class P1	$547	46	$53	5	$(313)	(28)	$287	23
Class P2	16,518	1,448	23,362	2,128	(33,614)	(2,932)	6,266	644
Total net increase (decrease)	$17,065	1,494	$23,415	2,133	$(33,927)	(2,960)	$6,553	667

Year ended December 31, 2018
Class P1	$358	29	$22	2	$(43)	(4)	$337	27
Class P2	31,213	2,567	23,504	1,964	(35,759)	(2,843)	18,958	1,688
Total net increase (decrease)	$31,571	2,596	$23,526	1,966	$(35,802)	(2,847)	$19,295	1,715

Managed Risk Growth-Income Fund

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class P1	$86,511	6,809	$29,069	2,244	$(82,465)	(6,312)	$33,115	2,741
Class P2	28,190	2,218	3,371	263	(20,033)	(1,562)	11,528	919
Total net increase (decrease)	$114,701	9,027	$32,440	2,507	$(102,498)	(7,874)	$44,643	3,660

Year ended December 31, 2018
Class P1	$1,696,532	144,131	$164	13	$(30,979)	(2,639)	$1,665,717	141,505
Class P2	45,914	3,658	12,188	977	(16,805)	(1,320)	41,297	3,315
Total net increase (decrease)	$1,742,446	147,789	$12,352	990	$(47,784)	(3,959)	$1,707,014	144,820

188       American Funds Insurance Series

Managed Risk Asset Allocation Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class P1	$626	47	$70	5	$(334)	(25)	$362	27
Class P2	106,039	8,229	177,741	14,380	(260,413)	(20,223)	23,367	2,386
Total net increase (decrease)	$106,665	8,276	$177,811	14,385	$(260,747)	(20,248)	$23,729	2,413

Year ended December 31, 2018
Class P1	$158,125	11,883	$98,747	7,599	$(1,735,518)	(141,232)	$(1,478,646)	(121,750)
Class P2	122,897	9,265	144,221	11,089	(250,843)	(19,040)	16,275	1,314
Total net increase (decrease)	$281,022	21,148	$242,968	18,688	$(1,986,361)	(160,272)	$(1,462,371)	(120,436)

*Includes exchanges between share classes of the fund.

†Amount less than one thousand.

American Funds Insurance Series       189

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2019 (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$ 849,859	$2,016,867	$5,239,850	$2,829,700	$1,380,037	$3,114,494
Sales of investment securities*	1,161,452	1,978,561	6,056,342	2,959,294	1,201,958	3,287,588
Non-U.S. taxes paid on dividend income	6,906	2,961	8,895	15,544	3,090	740
Non-U.S. taxes (refunded) paid on interest income	—	9	—	—	24	—
Non-U.S. taxes (refunded) paid on realized gains	—	—	—	2	95	—
Non-U.S. taxes provided on unrealized gains	4,247	7,065	—	14,853	12,751	—

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Purchases of investment securities*	$566,776	$8,540,898	$367,762	$617,629	$16,313,978	$256,445
Sales of investment securities*	665,217	8,266,596	406,434	454,046	15,144,557	250,980
Non-U.S. taxes paid on dividend income	3,365	11,677	3,815	1,062	7,745	315
Non-U.S. taxes (refunded) paid on interest income	—	(1)	—	—	—	17
Non-U.S. taxes (refunded) paid on realized gains	—	515	152	—	—	8
Non-U.S. taxes provided on unrealized gains	2,362	600	10	—	104	27
Dividend income from affiliated issuers	—	3,592	—	—	5,398	—
Interest income from affiliated issuers	—	—	—	—	1,136	—

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$31,591,809	$2,815,896	$692,973	$ 924,220	$ —	$5,774,305
Sales of investment securities*	33,147,847	2,894,376	734,772	1,047,226	74,850	6,141,505
Non-U.S. taxes (refunded) paid on interest income	(6)	416	—	—	—	—
Non-U.S. taxes (refunded) paid on realized gains	(2)	369	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	225	—	—	—	—

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$80,311	$12,427	$42,893	$303,447	$217,416
Sales of investment securities*	39,304	19,864	43,650	122,609	287,016
Dividend income from affiliated issuers	5,006	2,825	7,584	41,965	55,061

*Excludes short-term securities and U.S. government obligations, if any.

190       American Funds Insurance Series

11. Ownership concentration

At December 31, 2019, American Funds Insurance Series - Portfolio Series Managed Risk Growth and Income Portfolio held 33% and 12% of the outstanding shares of Capital Income Builder and Global Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series Managed Risk Global Allocation Portfolio held 24% of the outstanding shares of Global Balanced Fund.

American Funds Insurance Series     191

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Growth Fund
Class 1:
12/31/2019	$25.74	$.32	$8.60	$8.92	$(.41)	$(1.68)	$(2.09)	$32.57	35.61%	$2,515.56%				1.07%
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942.55				.98
12/31/2017	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010.55				.94
12/31/2016	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630.56				1.00
12/31/2015	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626.55				.90
Class 1A:
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8.81				.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5.80				.77
12/31/2017[3,4]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2.80			[6]	.39 [6]
Class 2:
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895.81				.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306.80				.73
12/31/2017	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012.80				.69
12/31/2016	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483.81				.76
12/31/2015	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817.80				.66
Class 4:
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382		1.06		.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249		1.05		.47
12/31/2017	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/2016	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/2015	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34

Global Small Capitalization Fund
Class 1:
12/31/2019	$21.75	$.12	$6.61	$6.73	$(.10)	$(1.58)	$(1.68)	$26.80	31.84%	$2,050.75%				.48%
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453.73				.42
12/31/2017	20.24	.12	5.17	5.29	(.15)	—	(.15)	25.38	26.22	1,639.73				.54
12/31/2016	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532.74				.57
12/31/2015	26.09	.04	.36	.40	—	(2.08)	(2.08)	24.41	.50	1,706.73				.15
Class 1A:
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1.99				.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[7]	.98		.21
12/31/2017[3,4]	20.70	.08	4.71	4.79	(.13)	—	(.13)	25.36	23.19 [5]	—	[7]	.96	[6]	.35 [6]
Class 2:
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00		.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056.98				.17
12/31/2017	19.72	.06	5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551.98				.27
12/31/2016	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303.99				.31
12/31/2015	25.64	(.03)	.37	.34	—	(2.08)	(2.08)	23.90	.27	2,492.98				(.10)
Class 4:
12/31/2019	21.28	(.01)	6.47	6.46	— [8]	(1.58)	(1.58)	26.16	31.24	206		1.25		(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	— [8]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		— [9]
12/31/2016	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/2015	25.92	(.10)	.37	.27	—	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)

192     American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]	Ratio of net income (loss) to average net assets

Growth Fund
Class 1:
12/31/2019	$69.96	$.83	$19.63	$20.46	$(.76)	$(8.44)	$(9.20)	$81.22	31.11%	$10,841.35%		1.09%
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474.34		.81
12/31/2017	67.29	.55	17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100.35		.75
12/31/2016	68.02	.67	5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931.35		1.03
12/31/2015	80.15	.64	5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796.35		.87
Class 1A:
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18.60		.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10.59		.60
12/31/2017[3,4]	68.84	.35	16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3.59	[6]	.47 [6]
Class 2:
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885.60		.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701.59		.55
12/31/2017	66.92	.37	17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716.60		.50
12/31/2016	67.69	.51	5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978.60		.78
12/31/2015	79.84	.46	5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414.60		.62
Class 3:
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213.53		.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187.52		.62
12/31/2017	67.67	.42	17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212.53		.57
12/31/2016	68.37	.56	5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183.53		.85
12/31/2015	80.47	.51	5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194.53		.69
Class 4:
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513.85		.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076.84		.31
12/31/2017	66.41	.18	17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954.85		.25
12/31/2016	67.26	.34	5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458.85		.53
12/31/2015	79.74	.29	5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394.85		.42

See end of tables for footnotes.

American Funds Insurance Series     193

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

International Fund
Class 1:
12/31/2019	$17.66	$.30	$3.74	$4.04	$(.34)	$(.50)	$(.84)	$20.86	23.21%	$5,353.54%			1.54%
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811.53			1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014.53			1.33
12/31/2016	18.08	.27	.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652.54			1.57
12/31/2015	20.35	.29	(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427.54			1.41
Class 1A:
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7.79			1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5.78			1.32
12/31/2017[3,4]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2.77		[6]	.43 [6]
Class 2:
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311.79			1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875.78			1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422.78			1.10
12/31/2016	18.02	.23	.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710.79			1.35
12/31/2015	20.29	.24	(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978.79			1.17
Class 3:
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25.72			1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24.71			1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31.71			1.17
12/31/2016	18.11	.24	.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27.72			1.42
12/31/2015	20.38	.25	(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32.72			1.24
Class 4:
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04		1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18	.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/2015	20.23	.17	(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88

New World Fund
Class 1:
12/31/2019	$20.98	$.28	$5.79	$6.07	$(.29)	$(.92)	$(1.21)	$25.84	29.47%	$2,129.76%			1.18%
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702.77			1.11
12/31/2017	19.72	.26	5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050.77			1.14
12/31/2016	18.87	.24	.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743.78			1.25
12/31/2015	20.72	.19	(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562.79			.92
Class 1A:
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01		.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		.91
12/31/2017[3,4]	20.14	.13	5.24	5.37	(.26)	—	(.26)	25.25	26.72 [5]	1	1.00	[6]	.53 [6]
Class 2:
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01		.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		.85
12/31/2017	19.54	.20	5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		.89
12/31/2016	18.71	.19	.79	.98	(.15)	—	(.15)	19.54	5.26	911	1.03		1.00
12/31/2015	20.54	.14	(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961	1.04		.68
Class 4:
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26		.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		.61
12/31/2017	19.51	.14	5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		.61
12/31/2016	18.69	.14	.80	.94	(.12)	—	(.12)	19.51	5.04	240	1.28		.75
12/31/2015	20.56	.08	(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171	1.29		.39

194     American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Blue Chip Income and Growth Fund
Class 1:
12/31/2019	$12.38	$.30	$2.25	$2.55	$(.30)	$(1.07)	$(1.37)	$13.56	21.66%	$5,559.42%				2.28%
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810.41				2.13
12/31/2017	13.53	.32	1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581.41				2.27
12/31/2016	12.62	.31	1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099.41				2.39
12/31/2015	14.69	.31	(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638.41				2.23
Class 1A:
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9.67				2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3.66				1.84
12/31/2017[3,4]	13.75	.28	1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1.65			[6]	2.01 [6]
Class 2:
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093.67				2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850.66				1.88
12/31/2017	13.39	.28	1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551.66				2.02
12/31/2016	12.51	.28	1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412.66				2.16
12/31/2015	14.57	.27	(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228.66				1.97
Class 4:
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621.92				1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368.91				1.62
12/31/2017	13.39	.25	1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247.91				1.76
12/31/2016	12.53	.24	1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132.91				1.81
12/31/2015	14.63	.24	(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32.91				1.75

Global Growth and Income Fund
Class 1:
12/31/2019	$13.02	$.31	$3.67	$3.98	$(.32)	$(.76)	$(1.08)	$15.92	31.39%	$625.65%				2.08%
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492.63				1.94
12/31/2017	13.02	.35	3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485.63				2.43
12/31/2016	12.35	.28	.66	.94	(.27)	—	(.27)	13.02	7.61	571.63				2.18
12/31/2015	12.78	.36	(.50)	(.14)	(.29)	—	(.29)	12.35	(1.14)	293.64				2.79
Class 1A:
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2.90				1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1.88				1.74
12/31/2017[3,4]	13.21	.18	3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	—	[7]	.84	[6]	1.20 [6]
Class 2:
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366.90				1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228.88				1.70
12/31/2017	13.00	.31	3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538.88				2.11
12/31/2016	12.33	.25	.65	.90	(.23)	—	(.23)	13.00	7.34	1,405.88				1.98
12/31/2015	12.75	.22	(.39)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479.89				1.73
Class 4:
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145		1.15		1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22	3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21	.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63
12/31/2015	12.71	.17	(.37)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.32

See end of tables for footnotes.

American Funds Insurance Series     195

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth-Income Fund
Class 1:
12/31/2019	$45.39	$1.00	$10.40	$11.40	$(.92)	$(5.16)	$(6.08)	$50.71	26.46%	$21,057.29%			2.05%
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783.28			1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765.28			1.69
12/31/2016	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588.29			1.79
12/31/2015	52.76	.79	.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747.29			1.59
Class 1A:
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11.54			1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7.53			1.43
12/31/2017[3,4]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2.52		[6]	1.41 [6]
Class 2:
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586.53			1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035.53			1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930.53			1.45
12/31/2016	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854.54			1.54
12/31/2015	52.41	.66	.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895.54			1.34
Class 3:
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156.46			1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140.46			1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168.46			1.52
12/31/2016	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156.47			1.61
12/31/2015	52.82	.70	.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161.47			1.41
Class 4:
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216.79			1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899.78			1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827.78			1.19
12/31/2016	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495.79			1.29
12/31/2015	52.39	.58	.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410.79			1.25

International Growth and Income Fund
Class 1:
12/31/2019	$15.35	$.46	$3.03	$3.49	$(.47)	$(.19)	$(.66)	$18.18	23.06%	$1,140.66%			2.73%
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034.65			2.62
12/31/2017	14.48	.46	3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121.66			2.75
12/31/2016	14.72	.43	(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820.68			2.93
12/31/2015	16.27	.42	(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707.68			2.60
Class 1A:
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2.91			2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2.90			2.35
12/31/2017[3,4]	14.69	.34	3.08	3.42	(.41)	—	(.41)	17.70	23.36 [5]	2.91		[6]	1.99 [6]
Class 2:
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257.91			2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230.90			2.38
12/31/2017	14.43	.43	3.17	3.60	(.37)	—	(.37)	17.66	25.03	276.91			2.60
12/31/2016	14.68	.40	(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244.93			2.72
12/31/2015	16.22	.38	(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254.93			2.32
Class 4:
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16		2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37	3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36	(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43
12/31/2015	16.19	.33	(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32	1.18		2.02

196     American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Capital Income Builder
Class 1:
12/31/2019	$9.37	$.32	$1.36	$1.68	$(.32)	$—	$(.32)	$10.73	18.16%	$533.53%				3.17%
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317.54				3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254.54				3.21
12/31/2016	9.40	.32	.07	.39	(.33)	—	(.33)	9.46	4.17	156.54				3.39
12/31/2015	9.81	.28	(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80.56				2.88
Class 1A:
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6.78				2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2.79				2.82
12/31/2017[3,4]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [5]	1.79			[6]	2.63	[6]
Class 2:
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6.78				2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4.79				2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1.79				2.82
12/31/2016	9.40	.27	.11	.38	(.32)	—	(.32)	9.46	4.08	—	[7]	.80		2.82
12/31/2015	9.81	.31	(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[10]	—	[7]	.46	[10]	3.12	[10]
Class 4:
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454		1.03		2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		2.88
12/31/2015	9.80	.25	(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		2.55

Asset Allocation Fund
Class 1:
12/31/2019	$21.29	$.51	$3.94	$4.45	$(.50)	$(1.19)	$(1.69)	$24.05	21.54%	$17,730.29%				2.21%
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627.28				2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556.29				1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008.29				1.97
12/31/2015	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913.29				1.85
Class 1A:
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11.54				1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7.53				1.82
12/31/2017[3,4]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4.53			[6]	1.69	[6]
Class 2:
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154.54				1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668.53				1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480.54				1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144.54				1.72
12/31/2015	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008.54				1.60
Class 3:
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32.47				2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29.46				1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38.47				1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35.47				1.79
12/31/2015	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36.47				1.67
Class 4:
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493.79				1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594.78				1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582.79				1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861.79				1.47
12/31/2015	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414.79				1.45

See end of tables for footnotes.

American Funds Insurance Series     197

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Balanced Fund
Class 1:
12/31/2019	$11.67	$.24	$2.17	$2.41	$(.20)	$(.37)	$(.57)	$13.51	20.79%	$134.72%				1.88%
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110.72				1.82
12/31/2017	11.08	.21	1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93.72				1.68
12/31/2016	10.74	.19	.32	.51	(.17)	—	(.17)	11.08	4.73	64.72				1.73
12/31/2015	11.11	.20	(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47.72				1.80
Class 1A:
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2.97				1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2.98				1.44
12/31/2017[3,4]	11.18	.16	1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	—	[7]	.94	[6]	1.27 [6]
Class 2:
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207.97				1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185.97				1.57
12/31/2017	11.06	.18	1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210.96				1.43
12/31/2016	10.72	.16	.32	.48	(.14)	—	(.14)	11.06	4.48	178.97				1.48
12/31/2015	11.09	.18	(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171.97				1.60
Class 4:
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94		1.22		1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13	1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12	.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/2015	11.09	.06	(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58

Bond Fund
Class 1:
12/31/2019	$10.47	$.30	$.71	$1.01	$(.31)	$—	$(.31)	$11.17	9.70%	$6,481.39%				2.76%
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962.38				2.70
12/31/2017	10.80	.24	.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434.38				2.19
12/31/2016	10.70	.21	.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829.38				1.91
12/31/2015	11.08	.22	(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731.38				1.95
Class 1A:
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7.64				2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3.63				2.50
12/31/2017[3,4]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1.62			[6]	2.01 [6]
Class 2:
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561.64				2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524.63				2.45
12/31/2017	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966.63				1.94
12/31/2016	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959.63				1.65
12/31/2015	10.95	.18	(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135.63				1.69
Class 4:
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502.89				2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366.88				2.22
12/31/2017	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297.88				1.72
12/31/2016	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102.88				1.41
12/31/2015	11.01	.16	(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59.88				1.47

198     American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Bond Fund
Class 1:
12/31/2019	$11.42	$.31	$.61	$.92	$(.22)	$—	$(.22)	$12.12	8.08%	$1,077.58%				2.60%
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015.57				2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273.56				2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115.57				2.26
12/31/2015	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032.57				2.34
Class 1A:
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1.83				2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1.82				2.36
12/31/2017[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	—	[7]	.72	[6]	2.27 [6]
Class 2:
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002.83				2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032.82				2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164.81				2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121.82				2.01
12/31/2015	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208.82				2.09
Class 4:
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49		1.08		2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/2015	11.70	.21	(.71)	(.50)	— [8]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86

High-Income Bond Fund
Class 1:
12/31/2019	$9.34	$.67	$.52	$1.19	$(.66)	$—	$(.66)	$9.87	12.85%	$525.51%				6.71%
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501.50				6.32
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632.49				5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83	949.49				6.18
12/31/2015	10.54	.64	(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)	1,017.48				6.12
Class 1A:
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1.75				6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1.75				6.11
12/31/2017[3,4]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02 [5]	—	[7]	.72	[6]	5.74 [6]
Class 2:
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667.76				6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661.75				6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776.74				5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69	799.74				5.92
12/31/2015	10.41	.60	(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765.73				5.85
Class 3:
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10.69				6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10.68				6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12.67				5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68	13.67				5.99
12/31/2015	10.57	.62	(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12.66				5.91
Class 4:
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63		1.01		6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34.99				5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29	21.99				5.55
12/31/2015	11.05	.62	(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1.98				5.51

See end of tables for footnotes.

American Funds Insurance Series     199

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Mortgage Fund
Class 1:
12/31/2019	$10.30	$.24	$.30		$.54	$(.28)	$—	$(.28)	$10.56	5.30%	$210.47%			2.26%
12/31/2018	10.47	.20	(.14)		.06	(.23)	—	(.23)	10.30	.58	209.48			1.97
12/31/2017	10.56	.16	—	[8]	.16	(.18)	(.07)	(.25)	10.47	1.47	265.47			1.52
12/31/2016	10.61	.15	.11		.26	(.20)	(.11)	(.31)	10.56	2.50	269.46			1.39
12/31/2015	10.70	.10	.13		.23	(.18)	(.14)	(.32)	10.61	2.09	272.45			.89
Class 1A:
12/31/2019	10.28	.22	.30		.52	(.25)	—	(.25)	10.55	5.09	1.71			2.04
12/31/2018	10.46	.18	(.14)		.04	(.22)	—	(.22)	10.28	.36	1.73			1.77
12/31/2017[3,4]	10.55	.14	—	[8]	.14	(.16)	(.07)	(.23)	10.46	1.31 [5]	— [7]	.70	[6]	1.38 [6]
Class 2:
12/31/2019	10.28	.21	.31		.52	(.26)	—	(.26)	10.54	5.04	56.72			2.01
12/31/2018	10.45	.18	(.15)		.03	(.20)	—	(.20)	10.28	.32	57.73			1.72
12/31/2017	10.54	.14	(.01)		.13	(.15)	(.07)	(.22)	10.45	1.22	63.72			1.27
12/31/2016	10.59	.12	.12		.24	(.18)	(.11)	(.29)	10.54	2.25	63.71			1.14
12/31/2015	10.68	.07	.13		.20	(.15)	(.14)	(.29)	10.59	1.86	59.70			.65
Class 4:
12/31/2019	10.19	.18	.31		.49	(.24)	—	(.24)	10.44	4.80	28.97			1.71
12/31/2018	10.38	.15	(.15)		— [8]	(.19)	—	(.19)	10.19	.07	24.98			1.49
12/31/2017	10.48	.11	—	[8]	.11	(.14)	(.07)	(.21)	10.38	.97	12.97			1.03
12/31/2016	10.52	.09	.12		.21	(.14)	(.11)	(.25)	10.48	2.01	8.96			.86
12/31/2015	10.65	.04	.14		.18	(.17)	(.14)	(.31)	10.52	1.62	11.97			.37

Ultra-Short Bond Fund
Class 1:
12/31/2019	$11.31	$.22	$—	[8]	$.22	$(.23)	$—	$(.23)	$11.30	1.92%	$30.36%			1.92%
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58	37.35			1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37.35			.68
12/31/2016[11]	11.26	.01	—	[8]	.01	—	—	—	11.27	.09	37.35			.11
12/31/2015	11.28	(.03)	.01		(.02)	—	—	—	11.26	(.18)	39.34			(.24)
Class 1A:
12/31/2019	11.31	.22	—	[8]	.22	(.23)	—	(.23)	11.30	1.92 [10]	— [7]	.37	[10]	1.90 [10]
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58 [10]	— [7]	.35	[10]	1.60 [10]
12/31/2017[3,4]	11.27	.08	—	[8]	.08	(.06)	—	(.06)	11.29	.67 [5,10]	— [7]	.34	[6,10]	.69 [6,10]
Class 2:
12/31/2019	11.03	.18	—	[8]	.18	(.20)	—	(.20)	11.01	1.62	230.61			1.66
12/31/2018	11.01	.15	—	[8]	.15	(.13)	—	(.13)	11.03	1.36	247.60			1.34
12/31/2017	10.99	.05	—	[8]	.05	(.03)	—	(.03)	11.01	.46	249.60			.42
12/31/2016[11]	11.01	(.02)	—	[8]	(.02)	—	—	—	10.99	(.18)	297.60			(.14)
12/31/2015	11.06	(.05)	—	[8]	(.05)	—	—	—	11.01	(.45)	302.59			(.49)
Class 3:
12/31/2019	11.14	.20	—	[8]	.20	(.21)	—	(.21)	11.13	1.76	3.54			1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4.53			1.42
12/31/2017	11.10	.06	—	[8]	.06	(.04)	—	(.04)	11.12	.54	4.53			.50
12/31/2016[11]	11.11	(.01)	—	[8]	(.01)	—	—	—	11.10	(.09)	4.53			(.08)
12/31/2015	11.16	(.05)	—	[8]	(.05)	—	—	—	11.11	(.45)	6.52			(.42)
Class 4:
12/31/2019	11.15	.16	—	[8]	.16	(.18)	—	(.18)	11.13	1.40	22.86			1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18.86			1.11
12/31/2017	11.12	.02	—	[8]	.02	(.01)	—	(.01)	11.13	.16	15.85			.19
12/31/2016[11]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)	13.85			(.40)
12/31/2015	11.25	(.08)	—	[8]	(.08)	—	—	—	11.17	(.71)	16.85			(.74)

200     American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund
Class 1:
12/31/2019	$11.94	$.25	$.43	$.68	$(.28)	$—	$(.28)	$12.34	5.69%	$1,418.37%			2.07%
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91	1,445.36			2.02
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83	1,558.36			1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44	1,467.36			1.31
12/31/2015	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93	1,426.35			1.02
Class 1A:
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2.62			1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70	1.61			1.82
12/31/2017[3,4]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73 [5]	— [7]	.58	[6]	1.53 [6]
Class 2:
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343.62			1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73	1,323.61			1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59	1,473.61			1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19	1,503.61			1.05
12/31/2015	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59	1,579.60			.79
Class 3:
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9.55			1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71	9.54			1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72	10.54			1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24	11.54			1.12
12/31/2015	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64	11.53			.85
Class 4:
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124.87			1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50	91.86			1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28	62.86			1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99	57.86			.82
12/31/2015	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29	46.85			.56

See end of tables for footnotes.

American Funds Insurance Series     201

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[12]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[12]		Net effective expense ratio[12,13]		Ratio of net income to average net assets[12]

Managed Risk Growth Fund
Class P1:
12/31/2019	$12.30	$.15	$2.44	$2.59	$(.19)	$(.92)	$(1.11)	$13.78	22.01%	$6.42%				.37%		.73%		1.19%
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[10]	3.42			[10]	.37	[10]	.71	[10]	.82	[10]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [10]	2.42			[10]	.36	[10]	.70	[10]	.69	[10]
12/31/2016	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [10]	1.50			[10]	.34	[10]	.68	[10]	.79	[10]
12/31/2015	11.37	.09	.03	.12	—	—	—	11.49	1.06 [10]	—	[7]	.53	[10]	.29	[10]	.63	[10]	.80	[10]
Class P2:
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434.68				.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340.68				.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286.69				.63		.97		.34
12/31/2016	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200.79				.63		.97		.43
12/31/2015	11.35	.04	.04	.08	—	—	—	11.43	.71	146.89				.66		1.00		.31

Managed Risk International Fund
Class P1:
12/31/2019	$9.82	$.17	$1.54	$1.71	$(.20)	$(.32)	$(.52)	$11.01	17.91%[10]	$1.41%[10]				.33%[10]		.84%[10]		1.64%[10]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[10]	—	[7]	.33	[10]	.28	[10]	.77	[10]	3.02	[10]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [10]	—	[7]	.28	[10]	.20	[10]	.69	[10]	1.13	[10]
12/31/2016	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[10]	—	[7]	.39	[10]	.23	[10]	.74	[10]	1.15	[10]
12/31/2015	10.10	.18	(.80)	(.62)	— [8]	—	— [8]	9.48	(6.12)[10]	—	[7]	.45	[10]	.21	[10]	.72	[10]	1.75	[10]
Class P2:
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165.71				.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151.69				.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148.71				.63		1.12		1.03
12/31/2016	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97.79				.63		1.14		.97
12/31/2015	10.09	.13	(.79)	(.66)	— [8]	—	— [8]	9.43	(6.52)	83.90				.66		1.17		1.30

Managed Risk Blue Chip Income and Growth Fund
Class P1:
12/31/2019	$11.28	$.25	$1.28	$1.53	$(.20)	$(.60)	$(.80)	$12.01	14.14%[10]	$1.38%[10]				.33%[10]		.74%[10]		2.14%[10]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[10]	—	[7]	.33	[10]	.28	[10]	.67	[10]	3.21	[10]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [10]	—	[7]	.30	[10]	.25	[10]	.64	[10]	1.59	[10]
12/31/2016	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [10]	—	[7]	.43	[10]	.27	[10]	.67	[10]	1.83	[10]
12/31/2015	11.70	.19	(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[10]	—	[7]	.50	[10]	.27	[10]	.66	[10]	1.64	[10]
Class P2:
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365.68				.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336.68				.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367.68				.63		1.02		1.43
12/31/2016	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291.79				.63		1.03		2.04
12/31/2015	11.67	.18	(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)	137.89				.66		1.05		1.57

Managed Risk Growth-Income Fund
Class P1:
12/31/2019	$11.73	$.22	$2.01	$2.23	$(.10)	$(.10)	$(.20)	$13.76	19.14%	$1,987.42%				.37%		.67%		1.71%
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662.40				.35		.64		(.20)
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [10]	2.44			[10]	.37	[10]	.66	[10]	1.61	[10]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [10]	1.52			[10]	.36	[10]	.64	[10]	1.46	[10]
12/31/2015	11.67	.25	(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[10]	1.56			[10]	.31	[10]	.59	[10]	2.17	[10]
Class P2:
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283.67				.62		.92		1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230.69				.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206.70				.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160.79				.63		.91		1.13
12/31/2015	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)	122.89				.66		.94		1.04

202     American Funds Insurance Series

		Income from									Ratio of	Ratio of
		investment operations[1]			Dividends and distributions						expenses	expenses
			Net gains								to average	to average
			(losses) on				Total				net assets	net assets
	Net asset	Net	securities		Dividends	Distribu-	dividends			Net assets,	before	after	Net	Ratio of
	value,	investment	(both	Total from	(from net	tions	and	Net asset		end of	waivers/	waivers/	effective	net income
	beginning	income	realized and	investment	investment	(from capital	distribu-	value,end		period	reimburse-	reimburse-	expense	to average
Period ended	of period	(loss)	unrealized)	operations	income)	gains)	tions	of period	Total return[12]	(in millions)	ments	ments[12]	ratio[12,13]	net assets[12]

Managed Risk Asset Allocation Fund
Class P1:
12/31/2019	$12.23	$.26	$1.92	$2.18	$(.03)	$(.57)	$(.60)	$13.81	18.25%	$2.41%		.36%	.65%	2.01%
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)		2.37	.32	.59	1.67
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06		1,656.43	.38	.66	1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57		1,217.43	.38	.66	1.65
12/31/2015	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)		712.54	.40	.68	2.06
Class P2:
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98		2,830.66	.61	.90	1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)		2,541.62	.57	.84	1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80		2,798.68	.63	.91	1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27		2,342.68	.63	.91	1.20
12/31/2015	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)		1,953.79	.66	.94	1.16

See end of tables for footnotes.

American Funds Insurance Series     203

Portfolio turnover rate for all share classes	Period ended December 31,
excluding mortgage dollar roll transactions[14,15]	2019	2018	2017	2016	2015

Capital Income Builder	44%	42%	59%	41%	38%
Asset Allocation Fund	47	34	39	43	28
Global Balanced Fund	60	30	28	43	36
Bond Fund	146	98	153	108	141
Global Bond Fund	110	78	74	70	88
Mortgage Fund	84	60	98	113	138
U.S. Government/AAA-Rated Securities Fund	103	76	120	273	352

Portfolio turnover rate for all share classes	Period ended December 31,
including mortgage dollar roll[14,15]	2019	2018	2017	2016	2015

Global Growth Fund	14%	25%	31%	27%	29%
Global Small Capitalization Fund	50	43	33	40	36
Growth Fund	21	35	24	26	20
International Fund	32	29	29	31	37
New World Fund	38	58	56	32	39
Blue Chip Income and Growth Fund	37	49	34	30	26
Global Growth and Income Fund	29	49	41	57	37
Growth-Income Fund	27	39	27	27	25
International Growth and Income Fund	28	38	51	32	35
Capital Income Builder Fund	72	98	88	53	128
Asset Allocation Fund	79	86	85	83	76
Global Balanced Fund	74	51	41	65	76
Bond Fund	373	514	502	375	434
Global Bond Fund	159	125	105	154	159
High-Income Bond Fund	58	67	78	89	66
Mortgage Fund	350	811	680	713	1103
U.S. Government/AAA-Rated Securities Fund	277	446	551	539	901
Ultra-Short Bond Fund	— [16]	— [16]	— [16]	— [11,16]	N/A
Managed Risk Growth Fund	10	7	25	15	16
Managed Risk International Fund	8	8	25	26	15
Managed Risk Blue Chip Income and Growth Fund	13	11	32	9	20
Managed Risk Growth-Income Fund	6	14	26	14	11
Managed Risk Asset Allocation Fund	8	12	1	3	3

[1]	Based on average shares outstanding.
[2]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[3]	Based on operations for a period that is less than a full year.
[4]	Class 1A shares began investment operations on January 6, 2017.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount less than $1 million.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[12]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[13]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[14]	Refer to Note 5 for further information on mortgage dollar rolls.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[16]	Amount is either less than 1% or there is no turnover.

See notes to financial statements.

204     American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including summary investment portfolios of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund and investment portfolios of Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the "Funds") as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from the transfer agent and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
February 11, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Insurance Series     205

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2019, through December 31, 2019).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

206     American Funds Insurance Series

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2019	12/31/2019	period[1]	ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,116.96	$3.04	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 1A – actual return	1,000.00	1,115.38	4.37	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,115.67	4.37	.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 4 – actual return	1,000.00	1,113.99	5.70	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,095.88	$4.01	.76%
Class 1 – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 1A – actual return	1,000.00	1,094.41	5.28	1.00
Class 1A – assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 2 – actual return	1,000.00	1,094.51	5.33	1.01
Class 2 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 4 – actual return	1,000.00	1,093.20	6.65	1.26
Class 4 – assumed 5% return	1,000.00	1,018.85	6.41	1.26
Growth Fund
Class 1 – actual return	$1,000.00	$1,122.54	$1.93	.36%
Class 1 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 1A – actual return	1,000.00	1,121.15	3.26	.61
Class 1A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 2 – actual return	1,000.00	1,121.13	3.26	.61
Class 2 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 3 – actual return	1,000.00	1,121.54	2.89	.54
Class 3 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 4 – actual return	1,000.00	1,119.60	4.59	.86
Class 4 – assumed 5% return	1,000.00	1,020.87	4.38	.86
International Fund
Class 1 – actual return	$1,000.00	$1,071.97	$2.87	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	1,070.89	4.18	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	1,070.65	4.18	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 3 – actual return	1,000.00	1,071.19	3.81	.73
Class 3 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	1,069.66	5.48	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
New World Fund
Class 1 – actual return	$1,000.00	$1,085.93	$4.05	.77%
Class 1 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 1A – actual return	1,000.00	1,084.04	5.36	1.02
Class 1A – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 2 – actual return	1,000.00	1,084.63	5.36	1.02
Class 2 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 4 – actual return	1,000.00	1,082.83	6.67	1.27
Class 4 – assumed 5% return	1,000.00	1,018.80	6.46	1.27

See end of tables for footnotes.

American Funds Insurance Series     207

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2019	12/31/2019	period[1]	ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,094.67	$2.27	.43%
Class 1 – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 1A – actual return	1,000.00	1,094.36	3.59	.68
Class 1A – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 2 – actual return	1,000.00	1,094.61	3.59	.68
Class 2 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 4 – actual return	1,000.00	1,092.10	4.90	.93
Class 4 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,099.74	$3.49	.66%
Class 1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 1A – actual return	1,000.00	1,098.34	4.81	.91
Class 1A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 2 – actual return	1,000.00	1,098.41	4.81	.91
Class 2 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 4 – actual return	1,000.00	1,096.37	6.13	1.16
Class 4 – assumed 5% return	1,000.00	1,019.36	5.90	1.16
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,088.69	$1.53	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,087.42	2.84	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,087.19	2.84	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,087.79	2.47	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,085.97	4.15	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,071.75	$3.50	.67%
Class 1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 1A – actual return	1,000.00	1,069.92	4.80	.92
Class 1A – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 2 – actual return	1,000.00	1,069.79	4.80	.92
Class 2 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 4 – actual return	1,000.00	1,068.59	6.10	1.17
Class 4 – assumed 5% return	1,000.00	1,019.31	5.96	1.17
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,073.57	$2.82	.54%
Class 1 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 1A – actual return	1,000.00	1,072.29	4.13	.79
Class 1A – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 2 – actual return	1,000.00	1,071.26	4.12	.79
Class 2 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 4 – actual return	1,000.00	1,071.03	5.43	1.04
Class 4 – assumed 5% return	1,000.00	1,019.96	5.30	1.04

208     American Funds Insurance Series

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2019	12/31/2019	period[1]	ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,084.13	$1.58	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,082.52	2.89	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,082.42	2.89	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,082.90	2.52	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,080.99	4.20	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,068.79	$3.86	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A – actual return	1,000.00	1,067.15	5.11	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	1,067.14	5.16	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	1,065.63	6.46	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Bond Fund
Class 1 – actual return	$1,000.00	$1,027.08	$2.04	.40%
Class 1 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 1A – actual return	1,000.00	1,025.83	3.32	.65
Class 1A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 2 – actual return	1,000.00	1,025.29	3.32	.65
Class 2 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 4 – actual return	1,000.00	1,023.86	4.59	.90
Class 4 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Global Bond Fund
Class 1 – actual return	$1,000.00	$1,013.93	$2.99	.59%
Class 1 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 1A – actual return	1,000.00	1,012.09	4.26	.84
Class 1A – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class 2 – actual return	1,000.00	1,012.71	4.26	.84
Class 2 – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class 4 – actual return	1,000.00	1,011.15	5.53	1.09
Class 4 – assumed 5% return	1,000.00	1,019.71	5.55	1.09
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,027.67	$2.66	.52%
Class 1 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 1A – actual return	1,000.00	1,026.78	3.93	.77
Class 1A – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 2 – actual return	1,000.00	1,025.96	3.93	.77
Class 2 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 3 – actual return	1,000.00	1,027.04	3.58	.70
Class 3 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 4 – actual return	1,000.00	1,024.88	5.21	1.02
Class 4 – assumed 5% return	1,000.00	1,020.06	5.19	1.02

See end of tables for footnotes.

American Funds Insurance Series     209

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2019	12/31/2019	period[1]	ratio
Mortgage Fund
Class 1 – actual return	$1,000.00	$1,010.94	$2.48	.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 1A – actual return	1,000.00	1,010.25	3.75	.74
Class 1A – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 – actual return	1,000.00	1,009.74	3.75	.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 4 – actual return	1,000.00	1,008.46	5.01	.99
Class 4 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,008.13	$1.92	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	1,008.13	2.08	.41
Class 1A – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 2 – actual return	1,000.00	1,007.15	3.19	.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 3 – actual return	1,000.00	1,007.58	2.88	.57
Class 3 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 4 – actual return	1,000.00	1,006.17	4.45	.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48	.88
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,009.49	$1.92	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	1,008.69	3.19	.63
Class 1A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 – actual return	1,000.00	1,008.33	3.19	.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 3 – actual return	1,000.00	1,008.76	2.84	.56
Class 3 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 4 – actual return	1,000.00	1,007.70	4.45	.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48	.88

210     American Funds Insurance Series

	Beginning	Ending	Expenses		Effective	Effective
	account value	account value	paid during	Annualized	expenses paid	annualized
	7/1/2019	12/31/2019	period[1,2]	expense ratio[2]	during period[3]	expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,093.69	$2.01	.38%	$3.85	.73%
Class P1 – assumed 5% return	1,000.00	1,023.29	1.94	.38	3.72	.73
Class P2 – actual return	1,000.00	1,092.56	3.32	.63	5.22	.99
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.04	.99
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,059.67	$1.71	.33%	$4.36	.84%
Class P1 – assumed 5% return	1,000.00	1,023.54	1.68	.33	4.28	.84
Class P2 – actual return	1,000.00	1,058.14	3.32	.64	5.91	1.14
Class P2 – assumed 5% return	1,000.00	1,021.98	3.26	.64	5.80	1.14
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,070.42	$1.77	.34%	$3.86	.74%
Class P1 – assumed 5% return	1,000.00	1,023.49	1.73	.34	3.77	.74
Class P2 – actual return	1,000.00	1,069.12	3.34	.64	5.42	1.04
Class P2 – assumed 5% return	1,000.00	1,021.98	3.26	.64	5.30	1.04
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,069.78	$1.88	.36%	$3.50	.67%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.41	.67
Class P2 – actual return	1,000.00	1,068.16	3.18	.61	4.80	.92
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.69	.92
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,077.11	$1.88	.36%	$3.40	.65%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.31	.65
Class P2 – actual return	1,000.00	1,075.10	3.19	.61	4.71	.90
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.58	.90

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series     211

Liquidity Risk Management Program

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-today operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

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American Funds Insurance Series     221

Board of trustees and other officers

Independent trustees[1]
	Year first		Number of
	elected		portfolios in fund
	a trustee		complex overseen	Other directorships[3]
Name and year of birth	of the series[2]	Principal occupation(s) during past five years	by trustee	held by trustee
William H. Baribault, 1945	2009	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	86	None
R. Clark Hooper, 1946	2010	Private investor	89	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None

Interested trustees[4,5]
	Year first
	elected		Number of
	a trustee	Principal occupation(s) during past five years	portfolios in fund
Name, year of birth and	or officer	and positions held with affiliated entities or	complex overseen	Other directorships[3]
position with series	of the series[2]	the principal underwriter of the series	by trustee	held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company;[6] Director, Capital Research and Management Company	35	None
Michael C. Gitlin, 1970	2019	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

222     American Funds Insurance Series

Other officers[5]

	Year first
	elected
Name, year of birth and	an officer	Principal occupation(s) during past five years and positions held with affiliated entities
position with series	of the series[2]	or the principal underwriter of the series
Alan N. Berro, 1960	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World
Co-President		Investors, Capital Bank and Trust Company;[6] Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and
Executive Vice President		Management Company; Senior Vice President, Senior Counsel and Director, Capital International, Inc.;[6]
		Director, Capital Group Investment Management Limited[6]
John H. Smet, 1956	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Senior Vice President
Martin Jacobs, 1962	2016	Partner — Capital Research Global Investors, Capital Research and Management Company
Vice President
Carl M. Kawaja, 1964	2008	Partner — Capital World Investors, Capital Research and Management Company; Chairman and Director,
Vice President		Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust
		Company;[6] Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Vice President
Keiko McKibben, 1969	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Vice President
Renaud H. Samyn, 1974	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Vice President
Dylan Yolles, 1969	2012	Partner — Capital International Investors, Capital Research and Management Company
Vice President
Steven I. Koszalka, 1964	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Secretary
Gregory F. Niland, 1971	2008	Vice President — Investment Operations, Capital Research and Management Company
Treasurer
Susan K. Countess, 1966	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Assistant Secretary
Sandra Chuon, 1972	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer
Brian C. Janssen, 1972	2015	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]

The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).

[5]

All of the trustees and/or officers listed, with the exception of Martin Jacobs, Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series     223

Office of the series
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

224     American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

Complete December 31, 2019, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2020, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success	The Capital System	American Funds Insurance Series superior outcomes

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment experience, including 23 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 90% of 10-year periods and 100% of 20-year periods.[2] Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[4]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2020.
[2]	Based on Class 1 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2019. Four of our five fixed income funds showed a three-year correlation below 0.1. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Lit. No. INGEARX-998-0220P

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year, December 31, 2019, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)	Not applicable
(c)	Not applicable
(d)	Not applicable
(e)	Not applicable
(f)(1) A copy of the Code of Ethics is attached hereto. (f)(2) Not applicable
(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES

These fees represent the aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended December 31, 2019 and 2018. These fees were billed to the registrant and were approved by the registrant’s audit committee.

2019: $1,698,877 2018: $1,700,068
(b)	AUDIT RELATED FEES:

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and merger related fees. In addition, amounts billed to control affiliates for service provider internal controls reviews were $116,467 and $113,000 for the fiscal years ended December 31, 2019 and 2018, respectively.

2019: $70,940 2018: $59,250

(c)	TAX FEES:
These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning
2019: $0 2018: $0
(d)	ALL OTHER FEES:
These fees represent other fees for John Hancock Variable Insurance Trust billed to the registrant or to control affiliates.
2019: $4,788 2018: $14,821
(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X:
Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.
(f)

According to the registrant’s principal accountant, for the fiscal period ended December 31, 2019, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $941,890, for the fiscal year ended December 31, 2019 and $736,243 for the fiscal year ended December 31, 2018.

(h)

The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)

John Hancock

John Hancock

Variable Insurance Trust

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications, if available, electronically by calling John Hancock at 800-827-4546 (John Hancock Life Insurance) or 800-344-1029 (John Hancock Variable Annuities) or if your policy is held through another insurance company, please contact that company.

You may elect to receive all reports in paper, free of charge, at any time. You can inform your insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock or your financial intermediary or insurance company.

Annual Report

December 31, 2019

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

500 Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.0%
Communication services – 10.1%
Diversified telecommunication services – 2.0%
AT&T, Inc.	1,615,787	$63,144,956
CenturyLink, Inc.	217,032	2,866,993
Verizon Communications, Inc.	914,791	56,168,167
		122,180,116
Entertainment – 1.8%
Activision Blizzard, Inc.	169,931	10,097,300
Electronic Arts, Inc. (A)	64,583	6,943,318
Live Nation Entertainment, Inc. (A)	31,169	2,227,648
Netflix, Inc. (A)	96,936	31,365,582
Take-Two Interactive Software, Inc. (A)	25,034	3,064,913
The Walt Disney Company	398,671	57,659,787
		111,358,548
Interactive media and services – 4.8%
Alphabet, Inc., Class A (A)	66,274	88,766,733
Alphabet, Inc., Class C (A)	66,111	88,391,729
Facebook, Inc., Class A (A)	532,285	109,251,496
Twitter, Inc. (A)	171,722	5,503,690
		291,913,648
Media – 1.4%
Charter Communications, Inc., Class A (A)	34,680	16,822,574
Comcast Corp., Class A	1,004,156	45,156,895
Discovery, Inc., Series A (A)(B)	34,979	1,145,212
Discovery, Inc., Series C (A)	74,190	2,262,053
DISH Network Corp., Class A (A)	56,400	2,000,508
Fox Corp., Class A	78,414	2,906,807
Fox Corp., Class B	35,914	1,307,270
News Corp., Class A	85,944	1,215,248
News Corp., Class B	26,936	390,841
Omnicom Group, Inc.	48,160	3,901,923
The Interpublic Group of Companies, Inc.	85,762	1,981,102
ViacomCBS, Inc., Class B	119,531	5,016,716
		84,107,149
Wireless telecommunication services – 0.1%
T-Mobile US, Inc. (A)	70,020	5,490,968
		615,050,429
Consumer discretionary – 9.5%
Auto components – 0.1%
Aptiv PLC	56,467	5,362,671
BorgWarner, Inc.	45,674	1,981,338
		7,344,009
Automobiles – 0.3%
Ford Motor Company	861,321	8,010,285
General Motors Company	278,108	10,178,753
Harley-Davidson, Inc. (B)	34,128	1,269,220
		19,458,258
Distributors – 0.1%
Genuine Parts Company	32,137	3,413,914
LKQ Corp. (A)	67,786	2,419,960
		5,833,874
Diversified consumer services – 0.0%
H&R Block, Inc.	43,186	1,014,007
Hotels, restaurants and leisure – 1.8%
Carnival Corp.	88,600	4,503,538
Chipotle Mexican Grill, Inc. (A)	5,656	4,734,694
Darden Restaurants, Inc.	27,118	2,956,133
Hilton Worldwide Holdings, Inc.	62,411	6,922,004
Las Vegas Sands Corp.	74,748	5,160,602
Marriott International, Inc., Class A	60,021	9,088,980
McDonald's Corp.	166,576	32,917,083
MGM Resorts International	113,909	3,789,752
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Norwegian Cruise Line Holdings, Ltd. (A)	47,060	$2,748,775
Royal Caribbean Cruises, Ltd.	38,022	5,076,317
Starbucks Corp.	261,224	22,966,814
Wynn Resorts, Ltd.	21,371	2,967,791
Yum! Brands, Inc.	66,901	6,738,938
		110,571,421
Household durables – 0.4%
D.R. Horton, Inc.	74,171	3,912,520
Garmin, Ltd.	31,957	3,117,725
Leggett & Platt, Inc.	29,109	1,479,610
Lennar Corp., A Shares	61,907	3,453,792
Mohawk Industries, Inc. (A)	13,149	1,793,261
Newell Brands, Inc.	84,286	1,619,977
NVR, Inc. (A)	768	2,924,859
PulteGroup, Inc.	56,346	2,186,225
Whirlpool Corp.	13,979	2,062,322
		22,550,291
Internet and direct marketing retail – 3.3%
Amazon.com, Inc. (A)	92,119	170,221,173
Booking Holdings, Inc. (A)	9,258	19,013,432
eBay, Inc.	169,146	6,107,862
Expedia Group, Inc.	30,910	3,342,607
		198,685,074
Leisure products – 0.1%
Hasbro, Inc.	28,147	2,972,605
Multiline retail – 0.5%
Dollar General Corp.	56,315	8,784,014
Dollar Tree, Inc. (A)	52,347	4,923,235
Kohl's Corp.	34,631	1,764,449
Macy's, Inc. (B)	68,348	1,161,916
Nordstrom, Inc. (B)	23,695	969,836
Target Corp.	112,085	14,370,418
		31,973,868
Specialty retail – 2.2%
Advance Auto Parts, Inc.	15,319	2,453,491
AutoZone, Inc. (A)	5,270	6,278,204
Best Buy Company, Inc.	50,370	4,422,486
CarMax, Inc. (A)	36,370	3,188,558
L Brands, Inc.	51,369	930,806
Lowe's Companies, Inc.	169,536	20,303,631
O'Reilly Automotive, Inc. (A)	16,735	7,334,281
Ross Stores, Inc.	80,011	9,314,881
The Gap, Inc.	47,065	832,109
The Home Depot, Inc.	241,280	52,690,726
The TJX Companies, Inc.	268,229	16,378,063
Tiffany & Company	23,877	3,191,161
Tractor Supply Company	26,186	2,446,820
Ulta Beauty, Inc. (A)	12,643	3,200,449
		132,965,666
Textiles, apparel and luxury goods – 0.7%
Capri Holdings, Ltd. (A)	33,540	1,279,551
Hanesbrands, Inc. (B)	80,003	1,188,045
NIKE, Inc., Class B	275,608	27,921,846
PVH Corp.	16,400	1,724,460
Ralph Lauren Corp.	11,001	1,289,537
Tapestry, Inc.	61,034	1,646,087
Under Armour, Inc., Class A (A)(B)	41,628	899,165
Under Armour, Inc., Class C (A)	43,038	825,469
VF Corp.	72,437	7,219,071
		43,993,231
		577,362,304
Consumer staples – 7.0%

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages – 1.8%
Brown-Forman Corp., Class B (B)	40,300	$2,724,280
Constellation Brands, Inc., Class A	37,049	7,030,048
Molson Coors Brewing Company, Class B	41,552	2,239,653
Monster Beverage Corp. (A)	84,440	5,366,162
PepsiCo, Inc.	308,434	42,153,675
The Coca-Cola Company	852,915	47,208,845
		106,722,663
Food and staples retailing – 1.5%
Costco Wholesale Corp.	97,718	28,721,275
Sysco Corp.	112,857	9,653,788
The Kroger Company	177,394	5,142,652
Walgreens Boots Alliance, Inc.	165,833	9,777,514
Walmart, Inc.	313,776	37,289,140
		90,584,369
Food products – 1.1%
Archer-Daniels-Midland Company	123,133	5,707,215
Campbell Soup Company	37,365	1,846,578
Conagra Brands, Inc.	107,643	3,685,696
General Mills, Inc.	133,685	7,160,169
Hormel Foods Corp. (B)	61,505	2,774,491
Kellogg Company	55,076	3,809,056
Lamb Weston Holdings, Inc.	32,308	2,779,457
McCormick & Company, Inc.	27,332	4,639,060
Mondelez International, Inc., Class A	318,474	17,541,548
The Hershey Company	32,802	4,821,238
The J.M. Smucker Company	25,228	2,626,992
The Kraft Heinz Company	137,755	4,426,068
Tyson Foods, Inc., Class A	65,292	5,944,184
		67,761,752
Household products – 1.6%
Church & Dwight Company, Inc.	54,280	3,818,055
Colgate-Palmolive Company	189,569	13,049,930
Kimberly-Clark Corp.	75,825	10,429,729
The Clorox Company	27,760	4,262,270
The Procter & Gamble Company	551,604	68,895,340
		100,455,324
Personal products – 0.2%
Coty, Inc., Class A	65,379	735,514
The Estee Lauder Companies, Inc., Class A	49,226	10,167,138
		10,902,652
Tobacco – 0.8%
Altria Group, Inc.	413,210	20,623,311
Philip Morris International, Inc.	344,143	29,283,128
		49,906,439
		426,333,199
Energy – 4.2%
Energy equipment and services – 0.4%
Baker Hughes Company	143,744	3,684,159
Halliburton Company	194,161	4,751,120
Helmerich & Payne, Inc.	23,987	1,089,729
National Oilwell Varco, Inc.	85,342	2,137,817
Schlumberger, Ltd.	306,212	12,309,722
TechnipFMC PLC	92,953	1,992,912
		25,965,459
Oil, gas and consumable fuels – 3.8%
Apache Corp.	83,175	2,128,448
Cabot Oil & Gas Corp.	90,229	1,570,887
Chevron Corp.	418,241	50,402,223
Cimarex Energy Company	22,519	1,182,022
Concho Resources, Inc.	44,465	3,893,800
ConocoPhillips	242,704	15,783,041
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Devon Energy Corp.	85,600	$2,223,032
Diamondback Energy, Inc.	35,643	3,309,809
EOG Resources, Inc.	128,680	10,778,237
Exxon Mobil Corp.	935,875	65,305,358
Hess Corp.	57,288	3,827,411
HollyFrontier Corp.	32,842	1,665,418
Kinder Morgan, Inc.	430,848	9,121,052
Marathon Oil Corp.	176,936	2,402,791
Marathon Petroleum Corp.	143,623	8,653,286
Noble Energy, Inc.	105,794	2,627,923
Occidental Petroleum Corp.	197,592	8,142,766
ONEOK, Inc.	91,370	6,913,968
Phillips 66	98,287	10,950,155
Pioneer Natural Resources Company	36,639	5,546,045
The Williams Companies, Inc.	268,092	6,359,142
Valero Energy Corp.	90,832	8,506,417
		231,293,231
		257,258,690
Financials – 12.5%
Banks – 5.5%
Bank of America Corp.	1,790,659	63,067,010
Citigroup, Inc.	482,899	38,578,801
Citizens Financial Group, Inc.	96,155	3,904,855
Comerica, Inc.	31,885	2,287,749
Fifth Third Bancorp	156,971	4,825,289
First Republic Bank	37,275	4,377,949
Huntington Bancshares, Inc.	228,434	3,444,785
JPMorgan Chase & Co.	693,757	96,709,726
KeyCorp	217,862	4,409,527
M&T Bank Corp.	29,188	4,954,663
People's United Financial, Inc.	98,235	1,660,172
Regions Financial Corp.	213,368	3,661,395
SVB Financial Group (A)	11,406	2,863,362
The PNC Financial Services Group, Inc.	96,918	15,471,020
Truist Financial Corp.	296,629	16,706,145
U.S. Bancorp (B)	314,374	18,639,234
Wells Fargo & Company	851,295	45,799,671
Zions Bancorp NA (B)	37,705	1,957,644
		333,318,997
Capital markets – 2.6%
Ameriprise Financial, Inc. (B)	28,024	4,668,238
BlackRock, Inc.	26,085	13,112,930
Cboe Global Markets, Inc.	24,521	2,942,520
CME Group, Inc.	79,266	15,910,272
E*TRADE Financial Corp.	49,970	2,267,139
Franklin Resources, Inc.	61,694	1,602,810
Intercontinental Exchange, Inc.	123,169	11,399,291
Invesco, Ltd.	82,325	1,480,204
MarketAxess Holdings, Inc.	8,388	3,179,975
Moody's Corp.	35,914	8,526,343
Morgan Stanley	272,093	13,909,394
MSCI, Inc.	18,736	4,837,260
Nasdaq, Inc.	25,379	2,718,091
Northern Trust Corp.	46,866	4,979,044
Raymond James Financial, Inc.	27,309	2,443,063
S&P Global, Inc.	54,059	14,760,810
State Street Corp.	80,430	6,362,013
T. Rowe Price Group, Inc.	51,687	6,297,544
The Bank of New York Mellon Corp.	185,622	9,342,355
The Charles Schwab Corp.	252,880	12,026,973
The Goldman Sachs Group, Inc.	70,488	16,207,306
		158,973,575
Consumer finance – 0.6%
American Express Company	148,414	18,476,059

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer finance (continued)
Capital One Financial Corp.	103,012	$10,600,965
Discover Financial Services	69,336	5,881,080
Synchrony Financial	131,496	4,735,171
		39,693,275
Diversified financial services – 1.6%
Berkshire Hathaway, Inc., Class B (A)	432,654	97,996,131
Insurance – 2.2%
Aflac, Inc.	162,357	8,588,685
American International Group, Inc.	192,424	9,877,124
Aon PLC	51,789	10,787,131
Arthur J. Gallagher & Company	41,257	3,928,904
Assurant, Inc.	13,412	1,758,045
Chubb, Ltd.	100,243	15,603,825
Cincinnati Financial Corp.	33,607	3,533,776
Everest Re Group, Ltd.	9,021	2,497,374
Globe Life, Inc.	22,036	2,319,289
Lincoln National Corp.	43,869	2,588,710
Loews Corp.	56,580	2,969,884
Marsh & McLennan Companies, Inc.	111,627	12,436,364
MetLife, Inc.	172,901	8,812,764
Principal Financial Group, Inc.	57,119	3,141,545
Prudential Financial, Inc.	88,918	8,335,173
The Allstate Corp.	71,656	8,057,717
The Hartford Financial Services Group, Inc.	79,721	4,844,645
The Progressive Corp.	129,314	9,361,040
The Travelers Companies, Inc.	57,092	7,818,749
Unum Group	45,624	1,330,396
W.R. Berkley Corp.	32,095	2,217,765
Willis Towers Watson PLC	28,439	5,742,972
		136,551,877
		766,533,855
Health care – 13.8%
Biotechnology – 1.9%
AbbVie, Inc.	327,099	28,961,345
Alexion Pharmaceuticals, Inc. (A)	48,947	5,293,618
Amgen, Inc.	131,427	31,683,107
Biogen, Inc. (A)	39,912	11,843,088
Gilead Sciences, Inc.	279,837	18,183,808
Incyte Corp. (A)	39,544	3,452,982
Regeneron Pharmaceuticals, Inc. (A)	17,669	6,634,356
Vertex Pharmaceuticals, Inc. (A)	56,879	12,453,657
		118,505,961
Health care equipment and supplies – 3.5%
Abbott Laboratories	390,929	33,956,093
ABIOMED, Inc. (A)	9,988	1,703,853
Align Technology, Inc. (A)	15,864	4,426,691
Baxter International, Inc.	112,930	9,443,207
Becton, Dickinson and Company	59,823	16,270,061
Boston Scientific Corp. (A)	308,299	13,941,281
Danaher Corp.	141,400	21,702,072
Dentsply Sirona, Inc.	49,196	2,784,002
Edwards Lifesciences Corp. (A)	46,133	10,762,368
Hologic, Inc. (A)	59,311	3,096,627
IDEXX Laboratories, Inc. (A)	18,974	4,954,681
Intuitive Surgical, Inc. (A)	25,564	15,112,159
Medtronic PLC	296,477	33,635,316
ResMed, Inc.	31,804	4,928,666
STERIS PLC	18,753	2,858,332
Stryker Corp.	71,219	14,951,717
Teleflex, Inc.	10,240	3,854,746
The Cooper Companies, Inc.	10,965	3,522,945
Varian Medical Systems, Inc. (A)	20,106	2,855,253
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Zimmer Biomet Holdings, Inc.	45,495	$6,809,692
		211,569,762
Health care providers and services – 2.8%
AmerisourceBergen Corp.	33,250	2,826,915
Anthem, Inc.	56,086	16,939,655
Cardinal Health, Inc.	64,695	3,272,273
Centene Corp. (A)	91,527	5,754,302
Cigna Corp.	82,598	16,890,465
CVS Health Corp.	287,759	21,377,616
DaVita, Inc. (A)	19,836	1,488,295
HCA Healthcare, Inc.	58,518	8,649,546
Henry Schein, Inc. (A)	32,457	2,165,531
Humana, Inc.	29,291	10,735,737
Laboratory Corp. of America Holdings (A)	21,477	3,633,264
McKesson Corp.	39,856	5,512,882
Quest Diagnostics, Inc.	29,794	3,181,701
UnitedHealth Group, Inc.	209,558	61,605,861
Universal Health Services, Inc., Class B	17,767	2,548,854
WellCare Health Plans, Inc. (A)	11,126	3,673,916
		170,256,813
Health care technology – 0.1%
Cerner Corp.	69,475	5,098,770
Life sciences tools and services – 1.0%
Agilent Technologies, Inc.	68,451	5,839,555
Illumina, Inc. (A)	32,515	10,786,526
IQVIA Holdings, Inc. (A)	39,915	6,167,267
Mettler-Toledo International, Inc. (A)	5,387	4,273,399
PerkinElmer, Inc. (B)	24,574	2,386,135
Thermo Fisher Scientific, Inc.	88,695	28,814,345
Waters Corp. (A)	14,252	3,329,980
		61,597,207
Pharmaceuticals – 4.5%
Allergan PLC	72,611	13,881,045
Bristol-Myers Squibb Company	518,508	33,283,029
Eli Lilly & Company	186,886	24,562,427
Johnson & Johnson	582,142	84,917,054
Merck & Company, Inc.	563,144	51,217,947
Mylan NV (A)	114,163	2,294,676
Perrigo Company PLC	30,106	1,555,276
Pfizer, Inc.	1,224,088	47,959,768
Zoetis, Inc.	105,352	13,943,337
		273,614,559
		840,643,072
Industrials – 8.8%
Aerospace and defense – 2.4%
Arconic, Inc.	85,681	2,636,404
General Dynamics Corp.	51,833	9,140,750
Huntington Ingalls Industries, Inc.	9,047	2,269,711
L3Harris Technologies, Inc.	48,897	9,675,249
Lockheed Martin Corp.	54,904	21,378,520
Northrop Grumman Corp.	34,668	11,924,752
Raytheon Company	61,597	13,535,325
Textron, Inc.	50,489	2,251,809
The Boeing Company	118,259	38,524,052
TransDigm Group, Inc.	11,015	6,168,400
United Technologies Corp.	179,453	26,874,881
		144,379,853
Air freight and logistics – 0.5%
C.H. Robinson Worldwide, Inc.	29,916	2,339,431
Expeditors International of Washington, Inc.	37,669	2,938,935
FedEx Corp.	53,094	8,028,344

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Air freight and logistics (continued)
United Parcel Service, Inc., Class B	154,999	$18,144,183
		31,450,893
Airlines – 0.3%
Alaska Air Group, Inc. (B)	27,245	1,845,849
American Airlines Group, Inc. (B)	86,235	2,473,220
Delta Air Lines, Inc.	127,317	7,445,498
Southwest Airlines Company	104,766	5,655,269
United Airlines Holdings, Inc. (A)	48,135	4,240,212
		21,660,048
Building products – 0.2%
Allegion PLC	20,552	2,559,546
AO Smith Corp.	30,316	1,444,254
Fortune Brands Home & Security, Inc.	30,779	2,011,100
Johnson Controls International PLC	170,630	6,946,347
Masco Corp.	62,840	3,015,692
		15,976,939
Commercial services and supplies – 0.4%
Cintas Corp.	18,543	4,989,550
Copart, Inc. (A)	45,246	4,114,671
Republic Services, Inc.	46,590	4,175,862
Rollins, Inc.	31,143	1,032,702
Waste Management, Inc.	86,331	9,838,281
		24,151,066
Construction and engineering – 0.1%
Jacobs Engineering Group, Inc.	29,971	2,692,295
Quanta Services, Inc.	31,474	1,281,307
		3,973,602
Electrical equipment – 0.5%
AMETEK, Inc.	50,562	5,043,054
Eaton Corp. PLC	91,440	8,661,197
Emerson Electric Company	134,738	10,275,120
Rockwell Automation, Inc.	25,558	5,179,840
		29,159,211
Industrial conglomerates – 1.3%
3M Company	127,195	22,439,742
General Electric Company	1,931,767	21,558,520
Honeywell International, Inc.	158,047	27,974,319
Roper Technologies, Inc.	23,017	8,153,312
		80,125,893
Machinery – 1.6%
Caterpillar, Inc.	122,242	18,052,699
Cummins, Inc.	33,887	6,064,418
Deere & Company	69,647	12,067,039
Dover Corp.	32,131	3,703,419
Flowserve Corp.	28,945	1,440,593
Fortive Corp.	65,363	4,993,080
IDEX Corp.	16,824	2,893,728
Illinois Tool Works, Inc.	64,693	11,620,804
Ingersoll-Rand PLC	52,996	7,044,228
PACCAR, Inc.	76,504	6,051,466
Parker-Hannifin Corp.	28,415	5,848,375
Pentair PLC	37,180	1,705,447
Snap-on, Inc.	12,131	2,054,991
Stanley Black & Decker, Inc.	33,623	5,572,676
Wabtec Corp.	40,278	3,133,628
Xylem, Inc.	39,832	3,138,363
		95,384,954
Professional services – 0.3%
Equifax, Inc.	26,782	3,752,694
IHS Markit, Ltd. (A)	88,694	6,683,093
Nielsen Holdings PLC	78,701	1,597,630
Robert Half International, Inc.	26,003	1,642,089
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Verisk Analytics, Inc.	36,246	$5,412,978
		19,088,484
Road and rail – 1.0%
CSX Corp.	172,005	12,446,282
J.B. Hunt Transport Services, Inc.	18,859	2,202,354
Kansas City Southern	21,924	3,357,880
Norfolk Southern Corp.	57,674	11,196,254
Old Dominion Freight Line, Inc.	14,125	2,680,643
Union Pacific Corp.	153,550	27,760,305
		59,643,718
Trading companies and distributors – 0.2%
Fastenal Company (B)	126,858	4,687,403
United Rentals, Inc. (A)	16,624	2,772,384
W.W. Grainger, Inc.	9,651	3,267,057
		10,726,844
		535,721,505
Information technology – 22.5%
Communications equipment – 0.9%
Arista Networks, Inc. (A)	11,998	2,440,393
Cisco Systems, Inc.	938,343	45,002,930
F5 Networks, Inc. (A)	13,447	1,877,874
Juniper Networks, Inc.	74,034	1,823,457
Motorola Solutions, Inc.	37,898	6,106,884
		57,251,538
Electronic equipment, instruments and components – 0.6%
Amphenol Corp., Class A	65,581	7,097,832
CDW Corp.	31,781	4,539,598
Corning, Inc.	170,119	4,952,164
FLIR Systems, Inc.	29,673	1,545,073
IPG Photonics Corp. (A)	7,865	1,139,796
Keysight Technologies, Inc. (A)	41,490	4,258,119
TE Connectivity, Ltd.	73,982	7,090,435
Zebra Technologies Corp., Class A (A)	11,927	3,046,633
		33,669,650
IT services – 5.2%
Accenture PLC, Class A	140,469	29,578,557
Akamai Technologies, Inc. (A)	35,744	3,087,567
Alliance Data Systems Corp.	9,067	1,017,317
Automatic Data Processing, Inc.	95,708	16,318,214
Broadridge Financial Solutions, Inc.	25,358	3,132,727
Cognizant Technology Solutions Corp., Class A	121,116	7,511,614
DXC Technology Company	56,624	2,128,496
Fidelity National Information Services, Inc.	135,943	18,908,312
Fiserv, Inc. (A)	126,324	14,606,844
FleetCor Technologies, Inc. (A)	19,195	5,522,785
Gartner, Inc. (A)	19,786	3,049,023
Global Payments, Inc.	66,478	12,136,224
IBM Corp.	195,893	26,257,498
Jack Henry & Associates, Inc.	17,018	2,479,012
Leidos Holdings, Inc.	29,434	2,881,294
Mastercard, Inc., Class A	196,356	58,629,938
Paychex, Inc.	70,464	5,993,668
PayPal Holdings, Inc. (A)	259,719	28,093,804
The Western Union Company	92,735	2,483,443
VeriSign, Inc. (A)	22,853	4,403,316
Visa, Inc., Class A	378,640	71,146,456
		319,366,109
Semiconductors and semiconductor equipment – 4.1%
Advanced Micro Devices, Inc. (A)	246,323	11,296,373
Analog Devices, Inc.	81,464	9,681,182
Applied Materials, Inc.	204,324	12,471,937

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Broadcom, Inc.	87,739	$27,727,279
Intel Corp.	962,173	57,586,054
KLA Corp.	34,902	6,218,489
Lam Research Corp.	32,090	9,383,116
Maxim Integrated Products, Inc.	59,856	3,681,743
Microchip Technology, Inc. (B)	52,859	5,535,394
Micron Technology, Inc. (A)	244,868	13,169,001
NVIDIA Corp.	135,368	31,852,090
Qorvo, Inc. (A)	25,696	2,986,646
QUALCOMM, Inc.	252,564	22,283,722
Skyworks Solutions, Inc.	37,685	4,555,363
Texas Instruments, Inc.	206,762	26,525,497
Xilinx, Inc.	55,623	5,438,261
		250,392,147
Software – 6.9%
Adobe, Inc. (A)	107,073	35,313,746
ANSYS, Inc. (A)(B)	18,930	4,872,771
Autodesk, Inc. (A)	48,669	8,928,815
Cadence Design Systems, Inc. (A)	62,064	4,304,759
Citrix Systems, Inc.	27,075	3,002,618
Fortinet, Inc. (A)	31,400	3,352,264
Intuit, Inc.	57,577	15,081,144
Microsoft Corp.	1,687,410	266,104,557
NortonLifeLock, Inc.	126,827	3,236,625
Oracle Corp.	479,198	25,387,910
salesforce.com, Inc. (A)	196,195	31,909,155
ServiceNow, Inc. (A)	41,716	11,777,261
Synopsys, Inc. (A)	33,252	4,628,678
		417,900,303
Technology hardware, storage and peripherals – 4.8%
Apple, Inc.	923,834	271,283,849
Hewlett Packard Enterprise Company	286,219	4,539,433
HP, Inc.	327,783	6,735,941
NetApp, Inc.	50,481	3,142,442
Seagate Technology PLC	51,136	3,042,592
Western Digital Corp.	65,783	4,175,247
Xerox Holdings Corp.	41,124	1,516,242
		294,435,746
		1,373,015,493
Materials – 2.6%
Chemicals – 1.8%
Air Products & Chemicals, Inc.	48,758	11,457,642
Albemarle Corp. (B)	23,453	1,713,007
Celanese Corp.	26,736	3,291,736
CF Industries Holdings, Inc.	48,094	2,296,008
Corteva, Inc.	165,538	4,893,303
Dow, Inc.	164,011	8,976,322
DuPont de Nemours, Inc.	163,859	10,519,748
Eastman Chemical Company	30,077	2,383,903
Ecolab, Inc.	55,468	10,704,769
FMC Corp.	28,669	2,861,740
International Flavors & Fragrances, Inc. (B)	23,618	3,047,194
Linde PLC	118,818	25,296,352
LyondellBasell Industries NV, Class A	56,785	5,365,047
PPG Industries, Inc.	52,303	6,981,927
The Mosaic Company	77,337	1,673,573
The Sherwin-Williams Company	18,172	10,604,089
		112,066,360
Construction materials – 0.1%
Martin Marietta Materials, Inc.	13,825	3,866,023
Vulcan Materials Company	29,276	4,215,451
		8,081,474
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Containers and packaging – 0.4%
Amcor PLC (B)	358,358	$3,884,601
Avery Dennison Corp. (B)	18,470	2,416,245
Ball Corp.	72,358	4,679,392
International Paper Company	86,732	3,994,009
Packaging Corp. of America	20,937	2,344,735
Sealed Air Corp.	34,177	1,361,270
Westrock Company	57,044	2,447,758
		21,128,010
Metals and mining – 0.3%
Freeport-McMoRan, Inc.	320,927	4,210,562
Newmont Goldcorp Corp.	181,340	7,879,223
Nucor Corp.	67,068	3,774,587
		15,864,372
		157,140,216
Real estate – 2.8%
Equity real estate investment trusts – 2.7%
Alexandria Real Estate Equities, Inc.	25,470	4,115,443
American Tower Corp.	97,974	22,516,385
Apartment Investment & Management Company, A Shares	32,932	1,700,938
AvalonBay Communities, Inc.	30,892	6,478,052
Boston Properties, Inc.	31,807	4,384,913
Crown Castle International Corp.	91,963	13,072,540
Digital Realty Trust, Inc.	46,167	5,528,037
Duke Realty Corp.	81,303	2,818,775
Equinix, Inc.	18,863	11,010,333
Equity Residential	77,211	6,247,914
Essex Property Trust, Inc.	14,617	4,397,671
Extra Space Storage, Inc.	28,646	3,025,591
Federal Realty Investment Trust	15,536	1,999,949
Healthpeak Properties, Inc.	109,479	3,773,741
Host Hotels & Resorts, Inc.	158,632	2,942,624
Iron Mountain, Inc.	63,513	2,024,159
Kimco Realty Corp.	93,394	1,934,190
Mid-America Apartment Communities, Inc.	25,230	3,326,828
Prologis, Inc.	139,736	12,456,067
Public Storage	33,228	7,076,235
Realty Income Corp.	72,090	5,307,987
Regency Centers Corp.	37,063	2,338,305
SBA Communications Corp.	24,906	6,002,097
Simon Property Group, Inc.	67,874	10,110,511
SL Green Realty Corp.	18,030	1,656,596
UDR, Inc.	64,820	3,027,094
Ventas, Inc.	82,445	4,760,374
Vornado Realty Trust	35,038	2,330,027
Welltower, Inc.	89,749	7,339,673
Weyerhaeuser Company	164,817	4,977,473
		168,680,522
Real estate management and development – 0.1%
CBRE Group, Inc., Class A (A)	74,043	4,538,095
		173,218,617
Utilities – 3.2%
Electric utilities – 2.0%
Alliant Energy Corp.	53,163	2,909,079
American Electric Power Company, Inc.	109,257	10,325,879
Duke Energy Corp.	161,254	14,707,977
Edison International	79,319	5,981,446
Entergy Corp.	44,039	5,275,872
Evergy, Inc.	50,410	3,281,187
Eversource Energy (B)	71,612	6,092,033
Exelon Corp.	215,020	9,802,762
FirstEnergy Corp.	119,511	5,808,235
NextEra Energy, Inc.	108,112	26,180,402

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Pinnacle West Capital Corp.	24,864	$2,236,020
PPL Corp.	159,927	5,738,181
The Southern Company	231,969	14,776,425
Xcel Energy, Inc.	115,989	7,364,142
		120,479,640
Gas utilities – 0.0%
Atmos Energy Corp.	26,398	2,952,880
Independent power and renewable electricity producers – 0.1%
AES Corp.	146,846	2,922,235
NRG Energy, Inc.	55,650	2,212,088
		5,134,323
Multi-utilities – 1.0%
Ameren Corp.	54,419	4,179,379
CenterPoint Energy, Inc.	111,090	3,029,424
CMS Energy Corp.	62,783	3,945,284
Consolidated Edison, Inc.	73,530	6,652,259
Dominion Energy, Inc.	182,059	15,078,126
DTE Energy Company	42,492	5,518,436
NiSource, Inc.	82,624	2,300,252
Public Service Enterprise Group, Inc.	111,861	6,605,392
Sempra Energy	62,352	9,445,081
WEC Energy Group, Inc.	69,771	6,434,979
		63,188,612
Water utilities – 0.1%
American Water Works Company, Inc.	39,986	4,912,280
		196,667,735
TOTAL COMMON STOCKS (Cost $2,723,758,954)		$5,918,945,115
SHORT-TERM INVESTMENTS – 3.7%
U.S. Government Agency – 3.0%
Federal Home Loan Bank Discount Note
1.525%, 01/16/2020 *	$50,000,000	49,970,639
500 Index Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency (continued)
Federal Home Loan Bank Discount Note (continued)
1.530%, 04/03/2020 *	$40,000,000	$39,839,511
1.560%, 02/04/2020 *	20,000,000	19,972,133
1.560%, 02/26/2020 *	30,000,000	29,930,333
1.565%, 02/06/2020 *	25,000,000	24,963,056
1.570%, 03/26/2020 *	20,000,000	19,927,200
		184,602,872
Short-term funds – 0.6%
John Hancock Collateral Trust, 1.7338% (C)(D)	3,509,241	35,112,410
Repurchase agreement – 0.1%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $8,815,269 on 1-2-20, collateralized by $8,915,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $8,994,771)	$8,815,000	8,815,000
TOTAL SHORT-TERM INVESTMENTS (Cost $228,522,220)		$228,530,282
Total Investments (500 Index Trust) (Cost $2,952,281,174) – 100.7%		$6,147,475,397
Other assets and liabilities, net – (0.7%)		(43,238,997)
TOTAL NET ASSETS – 100.0%		$6,104,236,400
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 Index E-Mini Futures	1,110	Long	Mar 2020	$176,334,042	$179,251,561	$2,917,519
						$2,917,519
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
American Asset Allocation Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	58,015,184	$1,395,265,168
TOTAL INVESTMENT COMPANIES (Cost $1,051,288,588)		$1,395,265,168
Total Investments (American Asset Allocation Trust) (Cost $1,051,288,588) - 100.0%		$1,395,265,168
Other assets and liabilities, net - (0.0%)		(46,919)
TOTAL NET ASSETS - 100.0%		$1,395,218,249
American Global Growth Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Growth Fund - Class 1	6,713,381	$218,654,823
TOTAL INVESTMENT COMPANIES (Cost $181,851,873)		$218,654,823
Total Investments (American Global Growth Trust) (Cost $181,851,873) - 100.0%		$218,654,823
Other assets and liabilities, net - (0.0%)		(12,687)
TOTAL NET ASSETS - 100.0%		$218,642,136

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

American Growth Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	10,554,509	$857,237,257
TOTAL INVESTMENT COMPANIES (Cost $745,029,286)		$857,237,257
Total Investments (American Growth Trust) (Cost $745,029,286) - 100.0%		$857,237,257
Other assets and liabilities, net - (0.0%)		(32,900)
TOTAL NET ASSETS - 100.0%		$857,204,357
American Growth-Income Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	19,896,211	$1,008,936,857
TOTAL INVESTMENT COMPANIES (Cost $900,979,112)		$1,008,936,857
Total Investments (American Growth-Income Trust) (Cost $900,979,112) - 100.0%		$1,008,936,857
Other assets and liabilities, net - (0.0%)		(38,573)
TOTAL NET ASSETS - 100.0%		$1,008,898,284
American International Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International Fund - Class 1	23,216,461	$484,295,374
TOTAL INVESTMENT COMPANIES (Cost $442,478,146)		$484,295,374
Total Investments (American International Trust) (Cost $442,478,146) - 100.0%		$484,295,374
Other assets and liabilities, net - (0.0%)		(19,739)
TOTAL NET ASSETS - 100.0%		$484,275,635
Blue Chip Growth Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.5%
Communication services – 17.9%
Entertainment – 1.9%
Electronic Arts, Inc. (A)	48,469	$5,210,902
Netflix, Inc. (A)	98,697	31,935,388
Spotify Technology SA (A)	29,060	4,345,923
		41,492,213
Interactive media and services – 16.0%
Alphabet, Inc., Class A (A)	19,927	26,690,025
Alphabet, Inc., Class C (A)	85,227	113,950,204
Facebook, Inc., Class A (A)	678,020	139,163,605
InterActiveCorp (A)	54,325	13,532,901
Match Group, Inc. (A)(B)	44,200	3,629,262
Tencent Holdings, Ltd.	1,034,300	49,828,565
		346,794,562
		388,286,775
Consumer discretionary – 20.9%
Auto components – 0.6%
Aptiv PLC	130,834	12,425,305
Automobiles – 0.1%
Ferrari NV (B)	13,687	2,265,746
Hotels, restaurants and leisure – 1.8%
Chipotle Mexican Grill, Inc. (A)	1,500	1,255,665
Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Hilton Worldwide Holdings, Inc.	104,846	$11,628,470
Marriott International, Inc., Class A	61,403	9,298,256
Restaurant Brands International, Inc. (B)	57,392	3,659,888
Royal Caribbean Cruises, Ltd.	38,112	5,088,333
Wynn Resorts, Ltd.	40,090	5,567,298
Yum! Brands, Inc.	22,905	2,307,221
		38,805,131
Internet and direct marketing retail – 14.8%
Alibaba Group Holding, Ltd., ADR (A)	445,595	94,510,700
Amazon.com, Inc. (A)	102,961	190,255,453
Booking Holdings, Inc. (A)	15,702	32,247,668
Trip.com Group, Ltd., ADR (A)	100,215	3,361,211
		320,375,032
Multiline retail – 1.4%
Dollar General Corp.	164,082	25,593,510
Dollar Tree, Inc. (A)	48,000	4,514,400
		30,107,910
Specialty retail – 1.1%
Ross Stores, Inc.	170,086	19,801,412
The TJX Companies, Inc.	57,150	3,489,579
		23,290,991
Textiles, apparel and luxury goods – 1.1%
Lululemon Athletica, Inc. (A)	39,800	9,220,466
NIKE, Inc., Class B	124,595	12,622,719
VF Corp.	33,040	3,292,766
		25,135,951
		452,406,066
Consumer staples – 0.0%
Beverages – 0.0%
Constellation Brands, Inc., Class A	1,006	190,889
Tobacco – 0.0%
Philip Morris International, Inc.	808	68,753
		259,642
Energy – 0.3%
Oil, gas and consumable fuels – 0.3%
Concho Resources, Inc.	28,100	2,460,717
Pioneer Natural Resources Company	27,500	4,162,675
		6,623,392
Financials – 4.4%
Banks – 0.1%
Citigroup, Inc.	8,523	680,902
JPMorgan Chase & Co.	3,564	496,822
		1,177,724
Capital markets – 2.7%
Intercontinental Exchange, Inc.	131,226	12,144,966
Morgan Stanley	163,429	8,354,490
S&P Global, Inc.	46,650	12,737,783
State Street Corp.	38,900	3,076,990
TD Ameritrade Holding Corp.	245,081	12,180,526
The Charles Schwab Corp.	166,293	7,908,895
The Goldman Sachs Group, Inc.	7,014	1,612,729
		58,016,379
Insurance – 1.6%
American International Group, Inc.	55,276	2,837,317
Chubb, Ltd.	28,494	4,435,376
Marsh & McLennan Companies, Inc.	70,396	7,842,818
Willis Towers Watson PLC (B)	101,850	20,567,589
		35,683,100
		94,877,203
Health care – 15.6%

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology – 2.2%
Alexion Pharmaceuticals, Inc. (A)(B)	70,328	$7,605,973
Amgen, Inc.	700	168,749
Exact Sciences Corp. (A)	35,300	3,264,544
Seattle Genetics, Inc. (A)	10,100	1,154,026
Vertex Pharmaceuticals, Inc. (A)	163,350	35,765,483
		47,958,775
Health care equipment and supplies – 5.9%
Abbott Laboratories	18,160	1,577,378
Becton, Dickinson and Company	110,162	29,960,759
Boston Scientific Corp. (A)	8,100	366,282
Danaher Corp.	166,515	25,556,722
Intuitive Surgical, Inc. (A)	53,743	31,770,174
Stryker Corp.	184,564	38,747,366
Teleflex, Inc.	1,401	527,392
		128,506,073
Health care providers and services – 6.0%
Anthem, Inc.	73,906	22,321,829
Centene Corp. (A)	159,232	10,010,916
Cigna Corp.	187,579	38,358,030
HCA Healthcare, Inc.	66,639	9,849,911
UnitedHealth Group, Inc.	142,708	41,953,298
WellCare Health Plans, Inc. (A)	22,299	7,363,353
		129,857,337
Health care technology – 0.1%
Veeva Systems, Inc., Class A (A)	16,100	2,264,626
Life sciences tools and services – 1.2%
Agilent Technologies, Inc.	4,939	421,346
Thermo Fisher Scientific, Inc.	78,351	25,453,889
		25,875,235
Pharmaceuticals – 0.2%
Zoetis, Inc.	25,056	3,316,162
		337,778,208
Industrials – 6.1%
Aerospace and defense – 3.0%
L3Harris Technologies, Inc.	32,762	6,482,617
Northrop Grumman Corp.	30,752	10,577,765
The Boeing Company	146,558	47,742,734
		64,803,116
Air freight and logistics – 0.0%
United Parcel Service, Inc., Class B	1,890	221,243
Airlines – 0.5%
United Airlines Holdings, Inc. (A)	128,996	11,363,258
Commercial services and supplies – 0.1%
Cintas Corp.	8,514	2,290,947
Industrial conglomerates – 1.0%
Honeywell International, Inc.	37,972	6,721,044
Roper Technologies, Inc.	39,394	13,954,537
		20,675,581
Machinery – 0.0%
Fortive Corp.	10,253	783,227
Professional services – 0.7%
CoStar Group, Inc. (A)	15,606	9,337,070
Equifax, Inc.	21,000	2,942,520
IHS Markit, Ltd. (A)	35,789	2,696,701
		14,976,291
Road and rail – 0.8%
Canadian Pacific Railway, Ltd.	20,010	5,101,550
Kansas City Southern	16,272	2,492,220
Norfolk Southern Corp.	18,002	3,494,728
Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Union Pacific Corp.	37,276	$6,739,128
		17,827,626
		132,941,289
Information technology – 33.3%
Communications equipment – 0.0%
Motorola Solutions, Inc.	1,433	230,914
IT services – 14.4%
Automatic Data Processing, Inc.	18,000	3,069,000
Fidelity National Information Services, Inc.	257,797	35,856,985
Fiserv, Inc. (A)	303,364	35,077,979
FleetCor Technologies, Inc. (A)	38,919	11,197,775
Global Payments, Inc.	225,508	41,168,740
Mastercard, Inc., Class A	235,594	70,346,012
PayPal Holdings, Inc. (A)	318,633	34,466,532
Visa, Inc., Class A	427,139	80,259,418
		311,442,441
Semiconductors and semiconductor equipment – 2.9%
Advanced Micro Devices, Inc. (A)	138,800	6,365,368
Applied Materials, Inc.	149,666	9,135,613
Broadcom, Inc.	1,381	436,424
KLA Corp.	36,476	6,498,929
Lam Research Corp.	20,028	5,856,187
Marvell Technology Group, Ltd. (B)	349,917	9,293,796
Maxim Integrated Products, Inc.	38,660	2,377,977
Microchip Technology, Inc. (B)	12,768	1,337,065
NVIDIA Corp.	61,480	14,466,244
QUALCOMM, Inc.	52,514	4,633,310
Texas Instruments, Inc.	24,866	3,190,059
Xilinx, Inc.	1,432	140,007
		63,730,979
Software – 13.5%
Atlassian Corp. PLC, Class A (A)	14,613	1,758,528
DocuSign, Inc. (A)	50,318	3,729,067
Intuit, Inc.	152,523	39,950,349
Microsoft Corp.	684,999	108,024,343
Paycom Software, Inc. (A)	19,737	5,225,568
salesforce.com, Inc. (A)	249,914	40,646,013
ServiceNow, Inc. (A)	146,209	41,277,725
Splunk, Inc. (A)	113,846	17,050,715
Synopsys, Inc. (A)	15,622	2,174,582
VMware, Inc., Class A (A)(B)	68,257	10,360,730
Workday, Inc., Class A (A)	133,080	21,885,006
		292,082,626
Technology hardware, storage and peripherals – 2.5%
Apple, Inc.	188,005	55,207,668
		722,694,628
Materials – 0.7%
Chemicals – 0.7%
Air Products & Chemicals, Inc.	6,807	1,599,577
Linde PLC	34,347	7,312,476
The Sherwin-Williams Company	9,879	5,764,792
		14,676,845
Real estate – 0.0%
Equity real estate investment trusts – 0.0%
American Tower Corp.	510	117,208
Utilities – 0.3%
Electric utilities – 0.0%
NextEra Energy, Inc.	1,067	258,385

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Multi-utilities – 0.3%
Sempra Energy	35,783	$5,420,409
		5,678,794
TOTAL COMMON STOCKS (Cost $1,379,601,535)		$2,156,340,050
SHORT-TERM INVESTMENTS – 1.4%
Short-term funds – 1.4%
John Hancock Collateral Trust, 1.7338% (C)(D)	2,221,974	22,232,407
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (C)	2,136,833	2,136,833
T. Rowe Price Government Reserve Fund, 1.5876% (C)	4,927,983	4,927,983
TOTAL SHORT-TERM INVESTMENTS (Cost $29,296,869)		$29,297,223
Total Investments (Blue Chip Growth Trust) (Cost $1,408,898,404) – 100.9%		$2,185,637,273
Other assets and liabilities, net – (0.9%)		(18,783,554)
TOTAL NET ASSETS – 100.0%		$2,166,853,719
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.0%
Communication services – 13.5%
Entertainment – 4.5%
Netflix, Inc. (A)	48,577	$15,718,060
The Walt Disney Company	60,295	8,720,466
		24,438,526
Interactive media and services – 9.0%
Alphabet, Inc., Class A (A)	12,267	16,430,297
Alphabet, Inc., Class C (A)	12,263	16,395,876
Facebook, Inc., Class A (A)	78,873	16,188,683
		49,014,856
		73,453,382
Consumer discretionary – 22.1%
Automobiles – 2.0%
Tesla, Inc. (A)(B)	26,118	10,925,943
Hotels, restaurants and leisure – 2.1%
Chipotle Mexican Grill, Inc. (A)	7,268	6,084,115
Marriott International, Inc., Class A	36,735	5,562,781
		11,646,896
Internet and direct marketing retail – 9.1%
Alibaba Group Holding, Ltd., ADR (A)	91,335	19,372,154
Amazon.com, Inc. (A)	16,128	29,801,963
		49,174,117
Leisure products – 0.2%
Peloton Interactive, Inc., Class A (A)(B)	39,860	1,132,024
Specialty retail – 1.2%
The Home Depot, Inc.	29,122	6,359,662
Textiles, apparel and luxury goods – 7.5%
adidas AG	21,936	7,140,560
Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Kering SA	16,716	$11,014,415
Lululemon Athletica, Inc. (A)	45,150	10,459,901
NIKE, Inc., Class B	119,958	12,152,945
		40,767,821
		120,006,463
Consumer staples – 4.0%
Beverages – 0.5%
Constellation Brands, Inc., Class A	14,700	2,789,325
Food and staples retailing – 1.9%
Costco Wholesale Corp.	34,785	10,224,007
Personal products – 1.6%
The Estee Lauder Companies, Inc., Class A	42,772	8,834,129
		21,847,461
Financials – 2.2%
Banks – 1.0%
JPMorgan Chase & Co.	39,321	5,481,347
Capital markets – 1.2%
S&P Global, Inc.	22,939	6,263,494
		11,744,841
Health care – 11.1%
Biotechnology – 1.9%
BioMarin Pharmaceutical, Inc. (A)	34,641	2,928,897
Exact Sciences Corp. (A)	24,610	2,275,933
Vertex Pharmaceuticals, Inc. (A)	23,842	5,220,206
		10,425,036
Health care equipment and supplies – 4.5%
Boston Scientific Corp. (A)	60,308	2,727,128
Danaher Corp.	34,077	5,230,138
DexCom, Inc. (A)	17,618	3,853,761
Edwards Lifesciences Corp. (A)	22,357	5,215,665
Intuitive Surgical, Inc. (A)	12,270	7,253,411
		24,280,103
Health care providers and services – 0.3%
Guardant Health, Inc. (A)	22,079	1,725,253
Life sciences tools and services – 1.4%
Illumina, Inc. (A)	23,342	7,743,475
Pharmaceuticals – 3.0%
AstraZeneca PLC, ADR (B)	217,260	10,832,584
Eli Lilly & Company	28,926	3,801,744
Novartis AG, ADR (B)	16,996	1,609,351
		16,243,679
		60,417,546
Industrials – 5.7%
Aerospace and defense – 4.1%
Airbus SE	42,181	6,190,699
Safran SA	42,569	6,575,177
The Boeing Company	28,622	9,323,903
		22,089,779
Road and rail – 1.6%
Uber Technologies, Inc. (A)	89,953	2,675,202
Union Pacific Corp.	33,875	6,124,261
		8,799,463
		30,889,242
Information technology – 40.4%
IT services – 13.1%
Adyen NV (A)(C)	8,488	6,982,191
FleetCor Technologies, Inc. (A)	32,076	9,228,907
Mastercard, Inc., Class A	72,331	21,597,313

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
PayPal Holdings, Inc. (A)	48,779	$5,276,424
Shopify, Inc., Class A (A)	14,263	5,670,684
Square, Inc., Class A (A)	39,772	2,488,136
Twilio, Inc., Class A (A)(B)	25,744	2,530,120
Visa, Inc., Class A	92,695	17,417,391
		71,191,166
Semiconductors and semiconductor equipment – 6.1%
Broadcom, Inc.	21,449	6,778,313
NVIDIA Corp.	58,237	13,703,166
QUALCOMM, Inc.	85,955	7,583,810
Universal Display Corp.	7,133	1,469,897
Xilinx, Inc.	35,715	3,491,856
		33,027,042
Software – 16.1%
Adobe, Inc. (A)	51,876	17,109,224
Coupa Software, Inc. (A)	22,479	3,287,554
Microsoft Corp.	179,081	28,241,074
salesforce.com, Inc. (A)	128,499	20,899,077
ServiceNow, Inc. (A)	20,891	5,897,947
Splunk, Inc. (A)	48,579	7,275,677
Workday, Inc., Class A (A)	29,769	4,895,512
		87,606,065
Technology hardware, storage and peripherals – 5.1%
Apple, Inc.	93,180	27,362,307
		219,186,580
TOTAL COMMON STOCKS (Cost $400,130,570)		$537,545,515
SHORT-TERM INVESTMENTS – 3.2%
Short-term funds – 3.2%
John Hancock Collateral Trust, 1.7338% (D)(E)	1,599,235	16,001,464
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (D)	1,394,117	1,394,117
TOTAL SHORT-TERM INVESTMENTS (Cost $17,395,287)		$17,395,581
Total Investments (Capital Appreciation Trust) (Cost $417,525,857) – 102.2%		$554,941,096
Other assets and liabilities, net – (2.2%)		(12,138,492)
TOTAL NET ASSETS – 100.0%		$542,802,604
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 63.7%
Communication services – 4.0%
Interactive media and services – 4.0%
Alphabet, Inc., Class A (A)(B)	635	$850,513
Alphabet, Inc., Class C (B)	7,290	9,746,876
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Interactive media and services (continued)
Facebook, Inc., Class A (B)	28,300	$5,808,575
		16,405,964
Consumer discretionary – 5.5%
Auto components – 0.6%
Aptiv PLC	25,719	2,442,533
Hotels, restaurants and leisure – 2.8%
Hilton Worldwide Holdings, Inc.	49,868	5,530,860
McDonald's Corp. (A)	6,600	1,304,226
Yum! Brands, Inc. (A)	48,677	4,903,234
		11,738,320
Internet and direct marketing retail – 2.1%
Amazon.com, Inc. (A)(B)	4,699	8,683,000
		22,863,853
Consumer staples – 1.1%
Beverages – 1.1%
Keurig Dr. Pepper, Inc. (C)	161,393	4,672,327
Energy – 0.3%
Oil, gas and consumable fuels – 0.3%
Concho Resources, Inc.	12,900	1,129,653
Financials – 5.8%
Banks – 0.3%
The PNC Financial Services Group, Inc. (A)	7,100	1,133,373
Capital markets – 2.5%
Intercontinental Exchange, Inc.	48,706	4,507,740
S&P Global, Inc.	21,749	5,938,564
		10,446,304
Insurance – 3.0%
Marsh & McLennan Companies, Inc.	112,067	12,485,384
		24,065,061
Health care – 14.5%
Health care equipment and supplies – 7.7%
Alcon, Inc. (B)	144,169	8,165,965
Becton, Dickinson and Company (A)	37,528	10,206,490
Danaher Corp.	70,207	10,775,370
Envista Holdings Corp. (B)	87,161	2,583,466
		31,731,291
Health care providers and services – 1.0%
UnitedHealth Group, Inc. (A)	13,800	4,056,924
Life sciences tools and services – 5.8%
Avantor, Inc. (B)	88,156	1,600,031
PerkinElmer, Inc. (C)	134,682	13,077,622
Thermo Fisher Scientific, Inc.	29,055	9,439,098
		24,116,751
		59,904,966
Industrials – 8.8%
Commercial services and supplies – 1.0%
Waste Connections, Inc.	45,138	4,098,079
Industrial conglomerates – 5.7%
General Electric Company	1,314,639	14,671,371
Roper Technologies, Inc.	25,107	8,893,653
		23,565,024
Machinery – 2.1%
Fortive Corp. (C)	112,244	8,574,319
		36,237,422
Information technology – 17.2%
Electronic equipment, instruments and components – 0.6%
TE Connectivity, Ltd.	25,403	2,434,624

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services – 8.6%
Fiserv, Inc. (B)	112,842	$13,047,920
Global Payments, Inc.	37,735	6,888,902
Visa, Inc., Class A (A)	82,593	15,519,225
		35,456,047
Semiconductors and semiconductor equipment – 3.7%
Maxim Integrated Products, Inc.	80,782	4,968,901
NXP Semiconductors NV (A)	40,389	5,139,901
Texas Instruments, Inc. (A)	40,200	5,157,258
		15,266,060
Software – 4.3%
Microsoft Corp. (A)	113,100	17,835,870
		70,992,601
Real estate – 0.1%
Equity real estate investment trusts – 0.1%
American Tower Corp.	2,000	459,640
Utilities – 6.4%
Electric utilities – 4.5%
American Electric Power Company, Inc.	83,625	7,903,399
Eversource Energy	21,715	1,847,295
NextEra Energy, Inc.	10,456	2,532,025
Xcel Energy, Inc.	99,362	6,308,493
		18,591,212
Multi-utilities – 1.2%
NiSource, Inc.	173,031	4,817,183
Water utilities – 0.7%
American Water Works Company, Inc. (C)	24,112	2,962,159
		26,370,554
TOTAL COMMON STOCKS (Cost $204,402,995)		$263,102,041
PREFERRED SECURITIES – 5.4%
Financials – 1.8%
Banks – 1.7%
JPMorgan Chase & Co., 5.750%	25,000	683,250
U.S. Bancorp, 5.500%	19,000	520,980
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%) (C)	14,000	386,680
Wells Fargo & Company, Series L, 7.500%	3,702	5,367,900
		6,958,810
Capital markets – 0.1%
The Charles Schwab Corp., 5.950%	1,000	26,500
The Charles Schwab Corp., 6.000%	15,000	390,000
		416,500
		7,375,310
Health care – 1.6%
Health care equipment and supplies – 0.8%
Becton, Dickinson and Company, 6.125%	50,574	3,310,574
Life sciences tools and services – 0.8%
Avantor, Inc., 6.250%	53,534	3,372,642
		6,683,216
Industrials – 0.3%
Machinery – 0.3%
Fortive Corp., 5.000%	1,082	1,053,215
Utilities – 1.7%
Electric utilities – 0.7%
Alabama Power Company, 5.000%	10,000	270,800
American Electric Power Company, Inc., 6.125%	10,402	563,060
Duke Energy Corp., 5.625%	40,000	1,082,000
SCE Trust III (5.750% to 3-15-24, then 3 month LIBOR + 2.990%)	2,833	69,097
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Electric utilities (continued)
SCE Trust IV (5.375% to 9-15-25, then 3 month LIBOR + 3.132%)	27,735	$679,785
SCE Trust V (5.450% to 3-15-26, then 3 month LIBOR + 3.790%)	3,531	87,110
		2,751,852
Multi-utilities – 1.0%
CMS Energy Corp., 5.875%	50,000	1,338,500
CMS Energy Corp., 5.875%	50,000	1,365,500
DTE Energy Company, 5.250%	35,000	925,400
NiSource, Inc. (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	22,637	631,120
		4,260,520
		7,012,372
TOTAL PREFERRED SECURITIES (Cost $19,491,469)		$22,124,113
CORPORATE BONDS - 15.4%
Communication services - 4.8%
CCO Holdings LLC
4.000%, 03/01/2023 (D)	$416,000	421,720
5.000%, 02/01/2028 (D)	2,095,000	2,198,325
5.125%, 02/15/2023	253,000	255,530
5.125%, 05/01/2023 to 05/01/2027 (D)	1,741,000	1,823,007
5.250%, 09/30/2022	575,000	581,469
5.750%, 09/01/2023 to 01/15/2024	443,000	451,256
5.875%, 04/01/2024 (D)	550,000	568,563
Charter Communications Operating LLC 3.579%, 07/23/2020	150,000	150,954
Comcast Corp. 3.450%, 10/01/2021	310,000	319,019
Comcast Corp. (3 month LIBOR + 0.330%) 2.429%, 10/01/2020 (E)	335,000	335,577
Comcast Corp. (3 month LIBOR + 0.440%) 2.539%, 10/01/2021 (E)	265,000	266,302
Level 3 Financing, Inc. 5.375%, 08/15/2022	336,000	337,243
Netflix, Inc.
4.375%, 11/15/2026	1,260,000	1,291,500
4.875%, 04/15/2028	2,995,000	3,110,907
5.375%, 02/01/2021	25,000	25,781
5.500%, 02/15/2022	80,000	84,700
5.875%, 02/15/2025 to 11/15/2028	3,375,000	3,743,998
6.375%, 05/15/2029	1,405,000	1,599,944
Sirius XM Radio, Inc.
3.875%, 08/01/2022 (D)	345,000	352,331
4.625%, 05/15/2023 (D)	85,000	86,275
T-Mobile USA, Inc.
6.000%, 03/01/2023	165,000	167,970
6.500%, 01/15/2026	80,000	85,777
Verizon Communications, Inc. 3.125%, 03/16/2022	475,000	487,328
Verizon Communications, Inc. (3 month LIBOR + 1.000%) 2.894%, 03/16/2022 (E)	475,000	482,940
Zayo Group LLC 5.750%, 01/15/2027 (D)	461,000	468,491
		19,696,907
Consumer discretionary - 2.2%
AutoZone, Inc. 2.500%, 04/15/2021	155,000	155,819
Cedar Fair LP 5.375%, 06/01/2024 to 04/15/2027	1,155,000	1,215,376

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Dollar Tree, Inc. (3 month LIBOR + 0.700%) 2.702%, 04/17/2020 (E)	$135,000	$135,025
Hilton Domestic Operating Company, Inc. 4.250%, 09/01/2024	205,000	208,844
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC
4.750%, 06/01/2027 (D)	1,642,000	1,728,205
5.000%, 06/01/2024 (D)	467,000	483,929
5.250%, 06/01/2026 (D)	1,135,000	1,197,425
Marriott International, Inc. (3 month LIBOR + 0.650%) 2.535%, 03/08/2021 (E)	135,000	135,497
Service Corp. International 5.375%, 05/15/2024	250,000	257,500
Six Flags Entertainment Corp.
4.875%, 07/31/2024 (D)	170,000	176,163
5.500%, 04/15/2027 (D)	65,000	69,306
The Home Depot, Inc. 3.250%, 03/01/2022	200,000	206,555
The Home Depot, Inc. (3 month LIBOR + 0.310%) 2.217%, 03/01/2022 (E)	235,000	235,526
Yum! Brands, Inc.
3.750%, 11/01/2021	950,000	969,000
3.875%, 11/01/2020 to 11/01/2023	1,067,000	1,087,811
5.350%, 11/01/2043	564,000	558,360
6.875%, 11/15/2037	367,000	425,720
		9,246,061
Consumer staples - 1.3%
Conagra Brands, Inc. 3.800%, 10/22/2021	960,000	990,403
Conagra Brands, Inc. (3 month LIBOR + 0.750%) 2.703%, 10/22/2020 (E)	170,000	170,015
Nestle Holdings, Inc. 3.100%, 09/24/2021 (D)	1,420,000	1,451,469
Philip Morris International, Inc.
2.000%, 02/21/2020	380,000	379,947
2.625%, 02/18/2022	470,000	475,691
Philip Morris International, Inc. (3 month LIBOR + 0.420%) 2.315%, 02/21/2020 (E)	255,000	255,123
Reckitt Benckiser Treasury Services PLC 2.375%, 06/24/2022 (D)	800,000	805,574
Reckitt Benckiser Treasury Services PLC (3 month LIBOR + 0.560%) 2.495%, 06/24/2022 (D)(E)	640,000	641,440
Unilever Capital Corp. 3.000%, 03/07/2022	225,000	230,365
		5,400,027
Energy - 0.3%
Enterprise Products Operating LLC 3.500%, 02/01/2022	335,000	345,365
NuStar Logistics LP 4.800%, 09/01/2020	175,000	177,188
Shell International Finance BV (3 month LIBOR + 0.450%) 2.351%, 05/11/2020 (E)	810,000	811,279
		1,333,832
Financials - 1.0%
Marsh & McLennan Companies, Inc.
2.350%, 03/06/2020	140,000	140,050
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Marsh & McLennan Companies, Inc. (continued)
2.750%, 01/30/2022	$190,000	$192,970
3.300%, 03/14/2023	65,000	67,212
Refinitiv US Holdings, Inc.
6.250%, 05/15/2026 (D)	550,000	600,188
8.250%, 11/15/2026 (D)	735,000	827,794
State Street Corp. (5.250% to 9-15-20, then 3 month LIBOR + 3.597%) 09/15/2020 (F)	435,000	446,084
The Bank of New York Mellon Corp. (4.625% to 9-20-26, then 3 month LIBOR + 3.131%) 09/20/2026 (F)	375,000	394,451
The Bank of New York Mellon Corp. (4.950% to 6-20-20, then 3 month LIBOR + 3.420%) 06/20/2020 (F)	450,000	454,500
The PNC Financial Services Group, Inc. (5.000% to 11-1-26, then 3 month LIBOR + 3.300%) 11/01/2026 (F)	525,000	561,419
U.S. Bancorp (5.300% to 4-15-27, then 3 month LIBOR + 2.914%) 04/15/2027 (F)	350,000	386,313
		4,070,981
Health care - 1.8%
Avantor, Inc.
6.000%, 10/01/2024 (D)	85,000	90,630
9.000%, 10/01/2025 (D)	1,990,000	2,223,885
Becton, Dickinson and Company
2.894%, 06/06/2022	796,000	808,887
3.363%, 06/06/2024	420,000	437,240
Becton, Dickinson and Company (3 month LIBOR + 1.030%) 2.917%, 06/06/2022 (E)	400,000	402,945
Bristol-Myers Squibb Company 2.550%, 05/14/2021 (D)	975,000	984,431
Bristol-Myers Squibb Company (3 month LIBOR + 0.200%) 2.104%, 11/16/2020 (D)(E)	635,000	635,323
Elanco Animal Health, Inc. 3.912%, 08/27/2021	416,000	426,678
Fresenius Medical Care US Finance, Inc. 5.750%, 02/15/2021 (D)	75,000	77,786
HCA Healthcare, Inc. 6.250%, 02/15/2021	175,000	182,438
Hologic, Inc. 4.375%, 10/15/2025 (D)	287,000	296,328
Teleflex, Inc.
4.625%, 11/15/2027	360,000	381,532
4.875%, 06/01/2026	331,000	345,895
		7,293,998
Industrials - 1.1%
Continental Airlines 2012-1 Class A Pass Through Trust 4.150%, 10/11/2025	170,020	178,600
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) 01/21/2021 (C)(F)	1,638,000	1,604,355
Korn Ferry 4.625%, 12/15/2027 (D)	90,000	90,450
Lennox International, Inc. 3.000%, 11/15/2023	90,000	91,532

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Moog, Inc. 5.250%, 12/01/2022 (D)	$16,000	$16,219
Northrop Grumman Corp. 2.550%, 10/15/2022	430,000	436,290
Roper Technologies, Inc. 3.650%, 09/15/2023	420,000	440,741
Sensata Technologies BV
4.875%, 10/15/2023 (D)	110,000	117,150
5.000%, 10/01/2025 (D)	325,000	353,031
5.625%, 11/01/2024 (D)	90,000	100,125
Sensata Technologies UK Financing Company PLC 6.250%, 02/15/2026 (D)	200,000	215,500
US Airways 2010-1 Class A Pass Through Trust 6.250%, 10/22/2024	115,068	123,775
US Airways 2012-2 Class A Pass Through Trust 4.625%, 12/03/2026	14,752	15,857
US Airways 2012-2 Class B Pass Through Trust 6.750%, 12/03/2022	50,564	52,929
US Airways 2013-1 Class A Pass Through Trust 3.950%, 05/15/2027	163,090	171,047
US Airways 2013-1 Class B Pass Through Trust 5.375%, 05/15/2023	53,858	55,978
Welbilt, Inc. 9.500%, 02/15/2024	342,000	362,520
Xylem, Inc.
3.250%, 11/01/2026	75,000	77,574
4.875%, 10/01/2021	60,000	62,869
		4,566,542
Information technology - 0.8%
Amphenol Corp. 2.200%, 04/01/2020	285,000	285,036
Fiserv, Inc.
2.700%, 06/01/2020	580,000	581,436
3.800%, 10/01/2023	240,000	253,343
Solera LLC 10.500%, 03/01/2024 (D)	2,115,000	2,244,142
		3,363,957
Materials - 0.5%
Reynolds Group Issuer, Inc.
5.125%, 07/15/2023 (D)	440,000	450,450
5.750%, 10/15/2020	1,322,832	1,324,486
Reynolds Group Issuer, Inc. (3 month LIBOR + 3.500%) 5.501%, 07/15/2021 (D)(E)	195,000	195,244
		1,970,180
Real estate - 0.8%
American Tower Corp. 3.300%, 02/15/2021	320,000	324,298
Crown Castle International Corp.
4.875%, 04/15/2022	400,000	423,580
5.250%, 01/15/2023	950,000	1,031,530
Equinix, Inc. 5.375%, 01/01/2022	135,000	136,814
SBA Communications Corp.
4.000%, 10/01/2022	550,000	560,313
4.875%, 07/15/2022	1,010,000	1,022,625
		3,499,160
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities - 0.8%
American Electric Power Company, Inc. 3.650%, 12/01/2021	$75,000	$77,357
Berkshire Hathaway Energy Company 2.400%, 02/01/2020	260,000	260,083
DTE Energy Company 3.700%, 08/01/2023	200,000	208,654
Edison International 2.125%, 04/15/2020	114,000	114,065
Eversource Energy
2.750%, 03/15/2022	275,000	278,997
3.800%, 12/01/2023	125,000	131,568
NextEra Energy Capital Holdings, Inc. 2.900%, 04/01/2022	225,000	229,538
NiSource, Inc.
3.490%, 05/15/2027	585,000	614,743
4.375%, 05/15/2047	430,000	475,612
NiSource, Inc. (5.650% to 6-15-23, then 5 Year CMT + 2.843%) 06/15/2023 (F)	575,000	589,375
Wisconsin Public Service Corp. 3.350%, 11/21/2021	200,000	205,481
		3,185,473
TOTAL CORPORATE BONDS (Cost $61,140,086)		$63,627,118
TERM LOANS (G) – 3.7%
Communication services – 0.3%
Formula One Management, Ltd., 2018 USD Term Loan (1 month LIBOR + 2.500%) 4.299%, 02/01/2024	425,000	426,462
Zayo Group LLC, 2017 Incremental Term Loan (1 month LIBOR + 2.250%) 4.049%, 01/19/2024	425,000	426,084
Zayo Group LLC, 2017 Term Loan B1 (1 month LIBOR + 2.000%) 3.799%, 01/19/2021	232,018	232,345
		1,084,891
Consumer staples – 0.1%
Prestige Brands, Inc., Term Loan B4 (1 month LIBOR + 2.000%) 3.799%, 01/26/2024	29,009	29,176
Sunshine Luxembourg VII Sarl, USD Term Loan B1 (3 month LIBOR + 4.250%) 6.195%, 10/01/2026	480,000	484,027
		513,203
Financials – 1.8%
AmWINS Group, Inc., Term Loan TBD 01/25/2024 (H)	115,000	115,805
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 2.750%) 4.690%, 04/25/2025	2,877,588	2,873,790
HUB International, Ltd., 2019 Incremental Term Loan B (3 month LIBOR + 4.000%) 5.903%, 04/25/2025	915,000	923,400
Refinitiv US Holdings, Inc., 2018 USD Term Loan (1 month LIBOR + 3.250%) 5.049%, 10/01/2025	3,567,670	3,597,996
USI, Inc., 2017 Repriced Term Loan (3 month LIBOR + 3.000%) 4.945%, 05/16/2024	24,936	24,911
		7,535,902

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (G)(continued)
Health care – 0.3%
NVA Holdings, Inc., 2019 Term Loan A3 TBD 09/24/2022 (H)	$850,000	$847,875
NVA Holdings, Inc., Term Loan B3 (Prime rate + 1.750%) 6.500%, 02/02/2025	404,200	403,780
		1,251,655
Information technology – 1.1%
CCC Information Services, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 2.750%) 4.550%, 04/29/2024	1,249,686	1,251,248
Emerald TopCo, Inc., Term Loan (1 month LIBOR + 3.500%) 5.299%, 07/24/2026	423,938	425,926
Gartner, Inc., 2016 Term Loan A (1 month LIBOR + 1.500%) 3.299%, 03/20/2022	95,264	95,503
Kronos, Inc., 2017 Term Loan B (3 month LIBOR + 3.000%) 4.909%, 11/01/2023	2,731,811	2,743,940
The Ultimate Software Group, Inc., Term Loan B (1 month LIBOR + 3.750%) 5.549%, 05/04/2026	164,588	165,539
		4,682,156
Materials – 0.1%
HB Fuller Company, 2017 Term Loan B (1 month LIBOR + 2.000%) 3.765%, 10/20/2024	202,637	203,101
TOTAL TERM LOANS (Cost $15,183,433)		$15,270,908
ASSET BACKED SECURITIES - 0.4%
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 4.118%, 07/25/2047 (D)	509,600	527,864
Domino's Pizza Master Issuer LLC Series 2018-1A, Class A2I 4.116%, 07/25/2048 (D)	483,875	497,627
Domino's Pizza Master Issuer LLC Series 2019-1A, Class A2 3.668%, 10/25/2049 (D)	215,000	215,037
Wendy's Funding LLC Series 2018-1A, Class A2I 3.573%, 03/15/2048 (D)	326,340	329,750
TOTAL ASSET BACKED SECURITIES (Cost $1,522,344)		$1,570,278
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 14.6%
Short-term funds – 13.9%
John Hancock Collateral Trust, 1.7338% (I)(J)	935,259	$9,357,920
T. Rowe Price Government Reserve Fund, 1.5876% (I)	48,119,594	48,119,594
		57,477,514
Repurchase agreement – 0.7%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $2,942,090 on 1-2-20, collateralized by $2,975,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $3,001,620)	$2,942,000	2,942,000
TOTAL SHORT-TERM INVESTMENTS (Cost $60,419,416)		$60,419,514
Total Investments (Capital Appreciation Value Trust) (Cost $362,159,743) – 103.2%		$426,113,972
Other assets and liabilities, net – (3.2%)		(13,312,192)
TOTAL NET ASSETS – 100.0%		$412,801,780
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 12-31-19.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	The rate shown is the annualized seven-day yield as of 12-31-19.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls

GSI	Alphabet, Inc., Class A	USD	1,270.00	Jan 2020	2	200	$ 10,474	$ (14,578)
GSI	Alphabet, Inc., Class A	USD	1,300.00	Jan 2020	2	200	8,472	(9,233)
GSI	Alphabet, Inc., Class A	USD	1,350.00	Jan 2020	2	200	5,796	(2,577)
CITI	Alphabet, Inc., Class C	USD	1,300.00	Jan 2020	20	2,000	97,382	(88,041)
CITI	Alphabet, Inc., Class C	USD	1,340.00	Jan 2020	5	500	40,113	(8,221)
CITI	Alphabet, Inc., Class C	USD	1,350.00	Jan 2020	7	700	26,579	(8,176)
CITI	Alphabet, Inc., Class C	USD	1,365.00	Jan 2020	2	200	5,821	(1,280)
CITI	Alphabet, Inc., Class C	USD	1,400.00	Jan 2020	5	500	31,273	(506)
CITI	Alphabet, Inc., Class C	USD	1,500.00	Jan 2020	4	400	17,036	—
The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
CITI	Alphabet, Inc., Class C	USD	1,500.00	Jan 2021	4	400	$ 32,028	$ (26,337)
CITI	Alphabet, Inc., Class C	USD	1,500.00	Jan 2021	4	400	30,188	(26,337)
CITI	Alphabet, Inc., Class C	USD	1,500.00	Jan 2021	4	400	29,548	(26,337)
CITI	Amazon.com, Inc.	USD	1,800.00	Jan 2020	4	400	74,944	(25,263)
CITI	Amazon.com, Inc.	USD	2,000.00	Jan 2020	1	100	11,608	(279)
CITI	Amazon.com, Inc.	USD	2,025.00	Jan 2020	1	100	10,908	(200)
CITI	Amazon.com, Inc.	USD	2,100.00	Jan 2020	1	100	8,958	(96)
CITI	Amazon.com, Inc.	USD	2,300.00	Jan 2020	6	600	63,568	(221)
CSFB	Amazon.com, Inc.	USD	2,500.00	Jan 2020	2	200	24,705	(27)
CSFB	Amazon.com, Inc.	USD	2,600.00	Jan 2020	2	200	20,545	(14)
CSFB	Amazon.com, Inc.	USD	2,700.00	Jan 2020	3	300	25,663	(10)
CSFB	Amazon.com, Inc.	USD	2,200.00	Jan 2021	4	400	25,911	(33,765)
CSFB	Amazon.com, Inc.	USD	2,200.00	Jan 2021	3	300	18,037	(25,324)
CSFB	Amazon.com, Inc.	USD	2,200.00	Jan 2021	3	300	19,133	(25,324)
CSFB	Amazon.com, Inc.	USD	2,200.00	Jan 2021	2	200	12,542	(16,883)
CITI	American Electric Power Company, Inc.	USD	85.00	Jan 2020	158	15,800	22,372	(151,814)
CITI	American Electric Power Company, Inc.	USD	95.00	Jan 2020	112	11,200	19,583	(7,923)
CITI	American Electric Power Company, Inc.	USD	105.00	Jan 2021	56	5,600	8,792	(10,785)
CITI	American Electric Power Company, Inc.	USD	105.00	Jan 2021	55	5,500	8,635	(10,592)
CITI	American Tower Corp.	USD	175.00	Jan 2020	20	2,000	15,084	(109,977)
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2021	4	400	3,743	(5,025)
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2021	10	1,000	9,138	(12,562)
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2021	14	1,400	13,990	(17,587)
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2021	12	1,200	14,555	(15,074)
CITI	Danaher Corp.	USD	150.00	Jan 2020	19	1,900	4,986	(9,021)
JPM	Facebook, Inc., Class A	USD	200.00	Jan 2020	55	5,500	53,904	(40,235)
JPM	Facebook, Inc., Class A	USD	220.00	Jan 2020	94	9,400	39,695	(1,556)
JPM	Facebook, Inc., Class A	USD	220.00	Jan 2020	4	400	3,615	(66)
JPM	General Electric Company	USD	15.00	Jan 2021	347	34,700	18,044	(15,842)
JPM	General Electric Company	USD	15.00	Jan 2021	347	34,700	19,612	(15,842)
CITI	McDonald's Corp.	USD	195.00	Jan 2020	26	2,600	26,124	(10,160)
CSFB	McDonald's Corp.	USD	195.00	Jan 2020	11	1,100	8,330	(4,299)
CITI	McDonald's Corp.	USD	200.00	Jan 2020	26	2,600	21,564	(2,811)
CSFB	McDonald's Corp.	USD	200.00	Jan 2020	3	300	1,846	(324)
CITI	Microsoft Corp.	USD	120.00	Jan 2020	52	5,200	32,259	(196,655)
CITI	Microsoft Corp.	USD	125.00	Jan 2020	92	9,200	52,428	(302,017)
CSFB	Microsoft Corp.	USD	125.00	Jan 2020	112	11,200	51,752	(367,671)
CITI	Microsoft Corp.	USD	130.00	Jan 2020	93	9,300	40,327	(258,907)
CSFB	Microsoft Corp.	USD	130.00	Jan 2020	26	2,600	8,601	(72,383)
RBC	Microsoft Corp.	USD	130.00	Jan 2020	87	8,700	24,886	(242,204)
CITI	Microsoft Corp.	USD	135.00	Jan 2020	95	9,500	55,753	(217,131)
CSFB	Microsoft Corp.	USD	165.00	Jan 2021	70	7,000	47,257	(80,683)
CSFB	Microsoft Corp.	USD	165.00	Jan 2021	67	6,700	46,364	(77,225)
CSFB	NXP Semiconductors NV	USD	140.00	Jan 2021	23	2,300	17,038	(24,602)
CSFB	NXP Semiconductors NV	USD	140.00	Jan 2021	10	1,000	7,002	(10,697)
CSFB	NXP Semiconductors NV	USD	140.00	Jan 2021	54	5,400	40,910	(57,762)
CITI	S&P Global, Inc.	USD	220.00	Jan 2020	40	4,000	38,649	(213,095)
CITI	S&P Global, Inc.	USD	230.00	Jan 2020	39	3,900	22,590	(168,861)
JPM	Texas Instruments, Inc.	USD	120.00	Jan 2020	39	3,900	9,972	(33,829)
RBC	Texas Instruments, Inc.	USD	125.00	Jan 2020	180	18,000	59,307	(77,174)
GSI	Texas Instruments, Inc.	USD	130.00	Jan 2020	8	800	5,806	(926)
JPM	Texas Instruments, Inc.	USD	130.00	Jan 2020	86	8,600	33,214	(9,952)
GSI	Texas Instruments, Inc.	USD	135.00	Jan 2020	10	1,000	4,220	(75)
GSI	Texas Instruments, Inc.	USD	140.00	Jan 2020	10	1,000	2,620	—
GSI	Texas Instruments, Inc.	USD	135.00	Jan 2021	28	2,800	18,215	(26,050)
GSI	Texas Instruments, Inc.	USD	140.00	Jan 2021	28	2,800	14,162	(20,767)
CSFB	The PNC Financial Services Group, Inc.	USD	140.00	Jan 2020	71	7,100	37,098	(140,407)
RBC	Thermo Fisher Scientific, Inc.	USD	400.00	Jan 2021	10	1,000	7,797	(8,659)
RBC	Thermo Fisher Scientific, Inc.	USD	400.00	Jan 2021	18	1,800	12,731	(15,586)
RBC	Thermo Fisher Scientific, Inc.	USD	400.00	Jan 2021	4	400	2,838	(3,464)
CITI	UnitedHealth Group, Inc.	USD	270.00	Jan 2020	16	1,600	23,645	(39,825)
CITI	UnitedHealth Group, Inc.	USD	280.00	Jan 2020	16	1,600	17,519	(25,500)
CITI	UnitedHealth Group, Inc.	USD	290.00	Jan 2020	20	2,000	36,340	(16,847)
GSI	UnitedHealth Group, Inc.	USD	290.00	Jan 2020	9	900	16,471	(7,581)
GSI	UnitedHealth Group, Inc.	USD	300.00	Jan 2020	16	1,600	23,627	(5,338)
The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
GSI	UnitedHealth Group, Inc.	USD	310.00	Jan 2020	2	200	$ 1,657	$ (184)
CSFB	Visa, Inc., Class A	USD	150.00	Jan 2020	33	3,300	30,571	(125,550)
CSFB	Visa, Inc., Class A	USD	155.00	Jan 2020	33	3,300	24,836	(109,078)
CSFB	Visa, Inc., Class A	USD	160.00	Jan 2020	54	5,400	37,267	(151,551)
CSFB	Visa, Inc., Class A	USD	165.00	Jan 2020	45	4,500	22,482	(103,876)
CSFB	Visa, Inc., Class A	USD	170.00	Jan 2020	45	4,500	23,584	(81,556)
GSI	Visa, Inc., Class A	USD	170.00	Jan 2020	44	4,400	25,609	(79,743)
CSFB	Visa, Inc., Class A	USD	175.00	Jan 2020	44	4,400	15,827	(58,198)
GSI	Visa, Inc., Class A	USD	175.00	Jan 2020	107	10,700	50,969	(141,528)
GSI	Visa, Inc., Class A	USD	180.00	Jan 2020	36	3,600	23,789	(30,679)
CITI	Yum! Brands, Inc.	USD	100.00	Jan 2020	51	5,100	18,517	(10,089)
BOA	Yum! Brands, Inc.	USD	115.00	Jan 2020	18	1,800	2,209	—
CITI	Yum! Brands, Inc.	USD	115.00	Jan 2020	10	1,000	3,570	—
CITI	Yum! Brands, Inc.	USD	115.00	Jan 2020	25	2,500	8,925	—
CITI	Yum! Brands, Inc.	USD	115.00	Jan 2020	10	1,000	2,020	—
CITI	Yum! Brands, Inc.	USD	115.00	Jan 2020	8	800	1,616	—
CITI	Yum! Brands, Inc.	USD	115.00	Jan 2020	20	2,000	3,667	—
BOA	Yum! Brands, Inc.	USD	120.00	Jan 2020	18	1,800	739	—
CITI	Yum! Brands, Inc.	USD	120.00	Jan 2020	10	1,000	1,851	—
CITI	Yum! Brands, Inc.	USD	120.00	Jan 2020	27	2,700	4,887	—
CITI	Yum! Brands, Inc.	USD	120.00	Jan 2020	10	1,000	740	—
CITI	Yum! Brands, Inc.	USD	120.00	Jan 2020	8	800	592	—
CITI	Yum! Brands, Inc.	USD	120.00	Jan 2020	20	2,000	1,299	—
							$2,083,465	$(4,394,429)
Derivatives Currency Abbreviations
USD	U.S. Dollar
Derivatives Abbreviations
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
CSFB	Credit Suisse First Boston International
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
RBC	Royal Bank of Canada

See Notes to financial statements regarding investment transactions and other derivatives information.
Emerging Markets Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 96.2%
Australia - 0.0%
MMG, Ltd. (A)	192,000	$57,691
Brazil - 5.8%
Alliar Medicos A Frente SA	3,300	14,924
Banco Bradesco SA	17,661	150,341
Banco do Brasil SA	78,883	1,041,138
Banco Santander Brasil SA	28,874	357,068
BrasilAgro - Co Brasileira de Propriedades Agricolas	6,700	31,707
Camil Alimentos SA	10,600	23,781
Cia Siderurgica Nacional SA, ADR	43,651	150,596
Cogna Educacao	168,446	480,996
Construtora Tenda SA	1,924	14,492
Cosan SA	9,003	156,445
CSU Cardsystem SA	9,300	28,449
Duratex SA	33,993	141,801
Enauta Participacoes SA	16,860	67,403
Fras-Le SA	8,800	12,487
Gerdau SA	12,229	52,217
Industrias Romi SA	6,500	28,429
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
International Meal Company Alimentacao SA	26,600	$55,595
Iochpe Maxion SA	11,411	66,581
JHSF Participacoes SA	65,027	115,713
Kepler Weber SA	2,100	15,418
Marisa Lojas SA (A)	14,758	48,850
MRV Engenharia e Participacoes SA	27,789	149,452
Petroleo Brasileiro SA	438,503	3,512,503
Restoque Comercio e Confeccoes de Roupas SA	3,836	16,236
Sao Carlos Empreendimentos e Participacoes SA	5,205	60,982
Sao Martinho SA	15,365	90,773
SLC Agricola SA	9,500	58,737
Springs Global Participacoes SA (A)	5,600	17,158
Suzano SA, ADR (B)	11,338	111,566
Trisul SA	13,137	50,191
Tupy SA	9,951	62,731
Usinas Siderurgicas de Minas Gerais SA	23,738	58,451

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
Vale SA	471,832	$6,278,043
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	11,359	48,151
		13,569,405
Chile - 1.0%
Banco de Credito e Inversiones SA	473	21,441
CAP SA	11,029	83,581
Cementos BIO BIO SA	16,447	17,492
Cencosud SA	223,805	294,912
Cia Pesquera Camanchaca SA	214,992	17,737
Cristalerias de Chile SA	5,416	38,891
Empresa Nacional de Telecomunicaciones SA (A)	24,815	176,787
Empresas CMPC SA	121,077	296,749
Empresas COPEC SA	29,187	262,151
Empresas Hites SA	46,731	13,555
Enel Americas SA	2,922,546	649,124
Grupo Security SA	147,513	38,482
Inversiones Aguas Metropolitanas SA	42,648	46,436
Itau CorpBanca	13,647,128	79,030
Masisa SA (A)	321,066	13,742
PAZ Corp. SA	16,523	15,043
Ripley Corp. SA	160,686	72,110
Salfacorp SA	54,622	31,790
Sigdo Koppers SA	50,989	67,119
SMU SA	43,046	8,341
Sociedad Matriz SAAM SA	1,014,770	79,955
Socovesa SA	113,429	38,458
SONDA SA	17,248	14,861
Vina Concha y Toro SA	9,318	17,799
		2,395,586
China - 15.9%
21Vianet Group, Inc., ADR (A)	3,800	27,550
361 Degrees International, Ltd.	140,000	25,529
Agile Group Holdings, Ltd.	215,000	323,083
Agricultural Bank of China, Ltd., H Shares	1,933,000	850,832
Air China, Ltd., H Shares	218,000	221,166
Aluminum Corp. of China, Ltd., H Shares (A)	466,000	159,699
Angang Steel Company, Ltd., H Shares	193,800	80,642
Anton Oilfield Services Group	616,000	70,692
Asia Cement China Holdings Corp.	65,000	97,102
AVIC International Holdings, Ltd., H Shares (A)	46,000	48,710
AviChina Industry & Technology Company, Ltd., H Shares	27,000	12,167
BAIC Motor Corp., Ltd., H Shares (C)	186,500	105,974
Baidu, Inc., ADR (A)	150	18,960
Bank of China, Ltd., H Shares	4,674,694	1,998,331
Bank of Chongqing Company, Ltd., H Shares	69,500	41,694
Bank of Communications Company, Ltd., H Shares	519,876	369,416
Bank of Tianjin Company, Ltd., H Shares	74,000	31,256
BBMG Corp., H Shares	250,000	76,719
Beijing Capital International Airport Company, Ltd., H Shares	128,000	123,987
Beijing North Star Company, Ltd., H Shares	132,000	43,209
Boyaa Interactive International, Ltd.	63,000	8,814
BYD Electronic International Company, Ltd.	26,000	50,055
Cabbeen Fashion, Ltd.	40,000	7,704
CAR, Inc. (A)	59,000	40,291
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Central China Real Estate, Ltd.	147,732	$86,105
Changshouhua Food Company, Ltd.	30,000	11,809
Chaowei Power Holdings, Ltd.	176,000	64,608
Cheetah Mobile, Inc., ADR	4,594	16,676
China Aoyuan Group, Ltd.	39,000	63,638
China BlueChemical, Ltd., H Shares	264,000	65,043
China Cinda Asset Management Company, Ltd., H Shares	662,000	150,475
China CITIC Bank Corp., Ltd., H Shares	642,775	385,412
China Coal Energy Company, Ltd., H Shares	178,000	70,640
China Communications Construction Company, Ltd., H Shares	338,000	275,454
China Communications Services Corp., Ltd., H Shares	249,200	181,663
China Construction Bank Corp., H Shares	7,375,000	6,394,435
China Development Bank Financial Leasing Company, Ltd., H Shares (C)	122,000	23,461
China Dili Group (A)	190,600	59,971
China Dongxiang Group Company, Ltd. (B)	530,000	58,481
China Eastern Airlines Corp., Ltd., H Shares (A)	162,000	89,757
China Electronics Optics Valley Union Holding Company, Ltd.	308,000	19,139
China Energy Engineering Corp., Ltd., H Shares	292,000	35,190
China Everbright Bank Company, Ltd., H Shares	261,000	121,222
China Evergrande Group (A)(B)	43,000	119,223
China Galaxy Securities Company, Ltd., H Shares	219,000	129,013
China Harmony New Energy Auto Holding, Ltd.	105,500	53,064
China Hongqiao Group, Ltd.	249,000	150,168
China Huarong Asset Management Company, Ltd., H Shares (C)	734,000	115,934
China Huiyuan Juice Group, Ltd. (A)(D)	212,500	39,938
China International Capital Corp., Ltd., H Shares (B)(C)	88,000	169,670
China International Marine Containers Group Company, Ltd., H Shares	49,900	46,578
China Lesso Group Holdings, Ltd.	123,000	157,811
China Machinery Engineering Corp., H Shares	160,000	64,480
China Merchants Securities Company, Ltd., H Shares (C)	17,600	22,500
China Minsheng Banking Corp., Ltd., H Shares	509,900	385,368
China Modern Dairy Holdings, Ltd. (A)	14,000	2,068
China National Building Material Company, Ltd., H Shares	613,450	684,380
China Oilfield Services, Ltd., H Shares	60,000	94,201
China Oriental Group Company, Ltd.	164,000	68,010
China Petroleum & Chemical Corp., ADR	15,616	939,302
China Petroleum & Chemical Corp., H Shares (B)	908,000	546,735
China Railway Construction Corp., Ltd., H Shares	229,165	250,985
China Railway Group, Ltd., H Shares	421,000	259,795
China Railway Signal & Communication Corp., Ltd., H Shares (C)	29,000	16,192
China Reinsurance Group Corp., H Shares	256,000	42,075
China Resources Medical Holdings Company, Ltd. (B)	61,000	35,378

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Resources Pharmaceutical Group, Ltd. (C)	119,000	$110,319
China Sanjiang Fine Chemicals Company, Ltd.	105,000	22,264
China SCE Group Holdings, Ltd.	230,200	134,088
China Shanshui Cement Group, Ltd. (A)	90,000	35,226
China Shenhua Energy Company, Ltd., H Shares	354,000	740,180
China Shineway Pharmaceutical Group, Ltd.	32,000	30,315
China Southern Airlines Company, Ltd., H Shares	244,000	164,061
China Taifeng Beddings Holdings, Ltd. (A)(D)	204,000	12,723
China XLX Fertiliser, Ltd.	115,000	35,368
China ZhengTong Auto Services Holdings, Ltd.	160,000	57,100
China Zhongwang Holdings, Ltd.	196,800	78,623
Chongqing Rural Commercial Bank Company, Ltd., H Shares	198,000	101,146
CIFI Holdings Group Company, Ltd. (B)	413,573	349,690
CNOOC, Ltd.	2,048,000	3,405,477
CNOOC, Ltd., ADR	987	164,503
Cogobuy Group (A)(C)	74,000	12,350
Colour Life Services Group Company, Ltd. (A)	6,000	3,309
Consun Pharmaceutical Group, Ltd.	19,000	11,316
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares	158,000	74,626
Cosmo Lady China Holdings Company, Ltd. (C)	29,000	4,104
Country Garden Holdings Company, Ltd.	16,000	25,608
CPMC Holdings, Ltd.	76,000	33,176
CRRC Corp., Ltd., H Shares	146,000	106,441
CT Environmental Group, Ltd. (A)(D)	164,000	6,440
Dongfang Electric Corp., Ltd., H Shares	29,000	17,495
Dongfeng Motor Group Company, Ltd., H Shares	190,000	178,749
Dongyue Group, Ltd.	143,000	79,308
E-Commodities Holdings, Ltd.	348,000	15,409
Everbright Securities Company, Ltd., H Shares (C)	25,600	20,952
Fang Holdings, Ltd., ADR (A)	100	286
Fantasia Holdings Group Company, Ltd. (A)	289,500	53,827
Fosun International, Ltd.	195,460	285,113
Fufeng Group, Ltd. (A)	334,200	147,300
Genertec Universal Medical Group Company, Ltd. (C)	99,000	74,921
GF Securities Company, Ltd., H Shares	93,600	114,003
GOME Retail Holdings, Ltd. (A)	1,349,000	124,731
Grand Baoxin Auto Group, Ltd. (A)	219,500	42,008
Great Wall Motor Company, Ltd., H Shares (B)	473,000	349,975
Greatview Aseptic Packaging Company, Ltd.	25,000	11,449
Greenland Hong Kong Holdings, Ltd.	88,000	38,158
Greentown China Holdings, Ltd.	93,500	114,822
Guangshen Railway Company, Ltd., ADR	3,552	58,963
Guangshen Railway Company, Ltd., H Shares	34,000	10,911
Guangzhou Automobile Group Company, Ltd., H Shares	216,000	268,918
Guangzhou R&F Properties Company, Ltd., H Shares	190,800	352,329
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Guorui Properties, Ltd.	84,000	$17,563
Guotai Junan Securities Company, Ltd., H Shares (C)	34,600	61,303
Haichang Ocean Park Holdings, Ltd. (A)(C)	181,000	22,988
Hainan Meilan International Airport Company, Ltd. (A)	17,000	12,069
Haitong Securities Company, Ltd., H Shares	176,800	208,861
Harbin Bank Company, Ltd., H Shares (A)(C)	74,000	14,618
Harbin Electric Company, Ltd., H Shares (A)	204,000	58,917
HC Group, Inc. (A)(B)	98,000	29,194
Hilong Holding, Ltd.	119,000	13,299
Honghua Group, Ltd. (A)	367,000	24,965
Honworld Group, Ltd. (C)	56,000	24,657
Hopefluent Group Holdings, Ltd.	46,000	9,695
Hua Hong Semiconductor, Ltd. (C)	39,000	88,833
Huaneng Renewables Corp., Ltd., H Shares	350,000	136,101
Huatai Securities Company, Ltd., H Shares (C)	84,200	148,918
Huishang Bank Corp., Ltd., H Shares	63,300	23,236
Industrial & Commercial Bank of China, Ltd., H Shares	4,339,000	3,347,665
Inner Mongolia Yitai Coal Company, Ltd., H Shares	25,700	17,111
Jiangxi Copper Company, Ltd., H Shares	99,000	136,162
Jingrui Holdings, Ltd.	69,000	22,826
JinkoSolar Holding Company, Ltd., ADR (A)(B)	7,753	174,365
JOYY, Inc., ADR (A)	3,780	199,546
Kaisa Group Holdings, Ltd. (A)	235,000	112,183
Kangda International Environmental Company, Ltd. (A)(C)	140,000	14,026
Kasen International Holdings, Ltd. (A)	16,000	7,493
KWG Group Holdings, Ltd. (A)	160,013	224,192
Legend Holdings Corp., H Shares (C)	66,200	150,091
Lonking Holdings, Ltd.	277,000	83,228
Maoye International Holdings, Ltd.	132,000	9,151
Metallurgical Corp. of China, Ltd., H Shares	185,000	41,544
Modern Land China Company, Ltd.	88,000	13,316
Nature Home Holding Company, Ltd. (A)	59,000	10,909
NVC Lighting Holding, Ltd.	267,000	9,589
Orient Securities Company, Ltd., H Shares (C)	50,800	31,880
PetroChina Company, Ltd., ADR	1,761	88,631
PetroChina Company, Ltd., H Shares	2,020,000	1,016,859
PICC Property & Casualty Company, Ltd., H Shares	400,000	482,128
Postal Savings Bank of China Company, Ltd., H Shares (C)	506,000	344,124
Powerlong Real Estate Holdings, Ltd.	178,000	118,858
Qingdao Port International Company, Ltd., H Shares (C)	52,000	36,918
Qingling Motors Company, Ltd., H Shares	128,000	31,202
Qunxing Paper Holdings Company, Ltd. (A)(D)	634,371	0
Red Star Macalline Group Corp., Ltd., H Shares (C)	56,800	47,646
Ronshine China Holdings, Ltd. (A)	46,500	64,319
Sany Heavy Equipment International Holdings Company, Ltd.	44,000	24,077

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Semiconductor Manufacturing International Corp. (A)	331,500	$507,832
Shandong Chenming Paper Holdings, Ltd., H Shares	69,500	32,480
Shanghai Electric Group Company, Ltd., H Shares	158,000	51,918
Shanghai Jin Jiang Capital Company, Ltd., H Shares	244,000	50,064
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	75,000	145,948
Shengjing Bank Company, Ltd., H Shares (C)	17,500	13,594
Shenguan Holdings Group, Ltd. (A)	90,000	3,465
Shenwan Hongyuan Group Company, Ltd., H Shares (A)	70,400	21,259
Shui On Land, Ltd.	390,961	85,921
Sihuan Pharmaceutical Holdings Group, Ltd.	177,000	21,148
SINA Corp. (A)	5,799	231,554
Sino-Ocean Group Holding, Ltd.	333,973	134,064
Sinopec Engineering Group Company, Ltd., H Shares	129,000	77,211
Sinopec Shanghai Petrochemical Company, Ltd., H Shares	242,000	73,055
Sinopharm Group Company, Ltd., H Shares	18,800	68,599
Sinosoft Technology Group, Ltd.	52,000	10,605
Sinotrans, Ltd., H Shares	242,000	82,311
Sinotruk Hong Kong, Ltd.	106,500	227,301
SOHO China, Ltd.	247,000	93,179
Springland International Holdings, Ltd.	197,000	55,631
Sunshine 100 China Holdings, Ltd. (A)(C)	77,000	14,134
Tenwow International Holdings, Ltd. (A)(D)	121,000	4,426
The People's Insurance Company Group of China, Ltd., H Shares	205,000	85,233
Tian Ge Interactive Holdings, Ltd. (A)(C)	44,000	10,947
Tianneng Power International, Ltd.	64,000	48,739
Trigiant Group, Ltd.	202,000	39,169
Trip.com Group, Ltd., ADR (A)	25,103	841,955
Weiqiao Textile Company, H Shares	73,500	21,329
West China Cement, Ltd.	380,000	62,453
Xiamen International Port Company, Ltd., H Shares	330,000	49,164
Xingda International Holdings, Ltd.	172,187	48,030
Xingfa Aluminium Holdings, Ltd.	29,000	30,600
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares	9,600	11,156
Xinyuan Real Estate Company, Ltd., ADR	6,010	22,718
Xtep International Holdings, Ltd.	33,000	17,535
Yanzhou Coal Mining Company, Ltd., H Shares	246,000	221,017
Yiren Digital, Ltd., ADR (A)	4,041	22,428
Yuzhou Properties Company, Ltd.	374,591	206,086
Zhejiang Glass Company, Ltd., H Shares (A)(D)	162,000	0
Zhengzhou Coal Mining Machinery Group Company, Ltd., H Shares	25,400	13,298
Zhong An Group, Ltd. (A)	409,000	12,434
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	175,000	146,693
		37,149,648
Colombia - 0.3%
Banco de Bogota SA	1,741	45,092
Cementos Argos SA	24,726	54,909
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Colombia (continued)
Corp. Financiera Colombiana SA (A)	5,229	$48,994
Grupo Argos SA	41,940	227,101
Grupo de Inversiones Suramericana SA	28,024	289,854
		665,950
Czech Republic - 0.2%
CEZ AS	21,451	482,155
Greece - 0.3%
Alpha Bank AE (A)	68,316	147,576
Bank of Greece	667	11,113
Ellaktor SA (A)	22,849	43,674
Eurobank Ergasias SA (A)	120,613	124,727
Hellenic Petroleum SA	3,100	30,528
Mytilineos SA	10,218	112,225
National Bank of Greece SA (A)	48,169	163,523
Piraeus Bank SA (A)	33,087	111,182
		744,548
Hong Kong - 7.2%
Ajisen China Holdings, Ltd.	147,000	52,213
AMVIG Holdings, Ltd.	42,000	10,561
Anxin-China Holdings, Ltd. (A)(D)	1,648,000	0
Asian Citrus Holdings, Ltd. (A)(D)	249,000	9,586
Beijing Enterprises Clean Energy Group, Ltd. (A)	600,000	4,772
Beijing Enterprises Holdings, Ltd.	37,500	172,071
Beijing Enterprises Water Group, Ltd. (A)	152,000	76,880
Beijing Properties Holdings, Ltd. (A)	366,000	9,863
Brilliance China Automotive Holdings, Ltd.	212,000	220,026
C C Land Holdings, Ltd.	240,126	55,137
CECEP COSTIN New Materials Group, Ltd. (A)(D)	348,000	0
Century Sunshine Group Holdings, Ltd. (A)	165,000	4,773
CGN New Energy Holdings Company, Ltd.	278,000	39,590
China Aerospace International Holdings, Ltd.	190,000	11,835
China Agri-Industries Holdings, Ltd.	209,300	110,864
China Aircraft Leasing Group Holdings, Ltd.	23,000	24,474
China Everbright Greentech, Ltd. (C)	43,000	23,297
China Everbright, Ltd.	98,000	183,027
China Fiber Optic Network System Group, Ltd. (A)(D)	150,800	5,419
China High Precision Automation Group, Ltd. (A)(D)	18,000	2,148
China Jinmao Holdings Group, Ltd.	618,000	481,108
China Longevity Group Company, Ltd. (A)(D)	93,000	4,905
China Lumena New Materials Corp. (A)(B)(D)	2,036,000	0
China Merchants Land, Ltd. (A)	260,000	40,710
China Merchants Port Holdings Company, Ltd.	96,064	162,542
China Mobile, Ltd.	547,500	4,626,297
China Mobile, Ltd., ADR	10,037	424,264
China New Town Development Company, Ltd.	300,165	5,629
China Oil & Gas Group, Ltd. (A)	1,020,000	40,592
China Overseas Grand Oceans Group, Ltd.	179,500	124,325
China Overseas Land & Investment, Ltd.	406,000	1,581,205
China Resources Cement Holdings, Ltd.	232,000	295,330
China Resources Land, Ltd.	306,000	1,522,453
China South City Holdings, Ltd.	498,000	63,269

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China State Construction International Holdings, Ltd.	170,000	$154,346
China Taiping Insurance Holdings Company, Ltd.	134,800	334,378
China Traditional Chinese Medicine Holdings Company, Ltd.	242,000	116,787
China Travel International Investment Hong Kong, Ltd.	314,000	55,631
China Unicom Hong Kong, Ltd.	630,000	593,221
China Unicom Hong Kong, Ltd., ADR (B)	20,072	187,874
China Vast Industrial Urban Development Company, Ltd. (C)	36,000	14,272
Chu Kong Shipping Enterprises Group Company, Ltd.	26,000	4,440
CIMC Enric Holdings, Ltd.	56,000	33,359
CITIC Resources Holdings, Ltd.	488,000	30,063
CITIC, Ltd.	492,130	656,855
Clear Media, Ltd.	13,000	10,764
Concord New Energy Group, Ltd.	690,000	33,672
COSCO SHIPPING International Hong Kong Company, Ltd.	59,625	15,698
COSCO SHIPPING Ports, Ltd.	134,438	110,108
CP Pokphand Company, Ltd.	94,000	7,723
Dah Chong Hong Holdings, Ltd.	119,952	56,815
Dawnrays Pharmaceutical Holdings, Ltd.	59,000	10,822
Digital China Holdings, Ltd.	15,000	7,795
Far East Horizon, Ltd.	183,000	171,477
GCL New Energy Holdings, Ltd. (A)	1,230,000	24,950
GCL-Poly Energy Holdings, Ltd. (A)	1,919,000	72,676
Gemdale Properties & Investment Corp., Ltd.	778,000	102,913
Goldlion Holdings, Ltd.	36,000	10,901
Goldpac Group, Ltd.	46,000	10,625
Hi Sun Technology China, Ltd. (A)	375,000	62,566
HKC Holdings, Ltd.	29,206	23,806
Hopson Development Holdings, Ltd.	118,000	119,646
Hua Han Health Industry Holdings, Ltd. (A)(D)	1,120,000	30,471
Jiayuan International Group, Ltd.	46,000	18,001
Joy City Property, Ltd.	328,000	36,161
Ju Teng International Holdings, Ltd.	158,000	40,337
Kingboard Holdings, Ltd.	78,630	249,385
Kingboard Laminates Holdings, Ltd.	97,000	120,238
Kunlun Energy Company, Ltd.	396,000	349,842
Lee & Man Paper Manufacturing, Ltd.	129,000	97,716
Lee's Pharmaceutical Holdings, Ltd.	51,500	29,201
Lifestyle China Group, Ltd. (A)	42,000	12,928
Min Xin Holdings, Ltd.	24,000	9,857
Mingyuan Medicare Development Company, Ltd. (A)(D)	1,300,000	0
Minmetals Land, Ltd.	272,000	45,704
New World Department Store China, Ltd. (A)	34,000	5,932
Nine Dragons Paper Holdings, Ltd.	167,000	173,668
Overseas Chinese Town Asia Holdings, Ltd.	52,000	17,889
Panda Green Energy Group, Ltd. (A)	814,000	20,068
PAX Global Technology, Ltd.	104,000	48,717
Poly Property Group Company, Ltd.	266,453	110,550
Pou Sheng International Holdings, Ltd.	142,000	44,798
Seaspan Corp. (B)	9,130	129,737
Shanghai Industrial Holdings, Ltd.	19,000	36,577
Shanghai Industrial Urban Development Group, Ltd.	406,000	51,047
Shanghai Zendai Property, Ltd. (A)	765,000	4,439
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Shenzhen International Holdings, Ltd.	100,000	$219,693
Shenzhen Investment, Ltd.	331,271	132,767
Shimao Property Holdings, Ltd.	142,500	552,243
Shougang Fushan Resources Group, Ltd.	294,000	63,493
Silver Grant International Holdings Group, Ltd. (A)	160,000	25,871
Sinofert Holdings, Ltd. (A)	300,000	31,210
Sinopec Kantons Holdings, Ltd.	188,000	79,146
Skyworth Group, Ltd.	174,000	50,249
Symphony Holdings, Ltd.	20,000	2,439
TCL Electronics Holdings, Ltd.	114,600	53,833
Texhong Textile Group, Ltd. (B)	32,000	36,051
Tian An China Investment Company, Ltd.	54,000	24,068
Tianjin Port Development Holdings, Ltd.	478,000	48,493
Tomson Group, Ltd.	131,714	32,811
Tongda Group Holdings, Ltd.	540,000	67,249
Wasion Holdings, Ltd.	90,000	43,993
Yuexiu Property Company, Ltd.	829,542	191,634
Zhuhai Holdings Investment Group, Ltd.	84,000	12,937
		16,774,791
Hungary - 0.4%
MOL Hungarian Oil & Gas PLC	73,291	730,573
Richter Gedeon NYRT	5,078	110,425
		840,998
India - 12.2%
ACC, Ltd.	4,588	93,033
Adani Enterprises, Ltd.	26,482	77,140
Adani Gas, Ltd.	36,469	83,293
Adani Green Energy, Ltd. (A)	49,468	115,422
Adani Transmission, Ltd. (A)	8,675	40,254
Aditya Birla Capital, Ltd. (A)	55,560	79,862
Allcargo Logistics, Ltd.	10,467	14,275
Ambuja Cements, Ltd.	51,599	141,933
Apar Industries, Ltd.	2,063	11,275
Apollo Tyres, Ltd.	28,578	65,535
Arvind Fashions, Ltd. (A)	6,229	34,456
Arvind, Ltd.	12,009	6,749
Ashok Leyland, Ltd.	65,266	74,561
Aurobindo Pharma, Ltd.	18,697	119,819
Axis Bank, Ltd.	97,890	1,032,589
Bajaj Holdings & Investment, Ltd.	7,744	370,850
Balmer Lawrie & Company, Ltd.	11,042	19,330
Balrampur Chini Mills, Ltd.	33,958	87,352
Bank of Baroda (A)	88,922	126,726
BEML, Ltd.	1,822	25,095
Bharat Electronics, Ltd.	59,808	83,812
Bharat Heavy Electricals, Ltd.	72,839	44,308
Bharti Airtel, Ltd. (A)	254,603	1,626,651
Birla Corp., Ltd.	4,591	39,274
Birlasoft, Ltd.	13,384	13,296
Brigade Enterprises, Ltd.	12,969	39,797
BSE, Ltd.	724	5,087
Cadila Healthcare, Ltd.	9,744	34,670
Canara Bank (A)	9,205	28,555
Ceat, Ltd.	2,623	36,344
CG Power and Industrial Solutions, Ltd. (A)	58,203	8,906
Chambal Fertilizers & Chemicals, Ltd.	24,429	52,216
Chennai Super Kings Cricket, Ltd. (A)(D)	207,315	6,535
Cholamandalam Financial Holdings, Ltd.	3,632	25,339
Cipla, Ltd.	32,009	214,344
Container Corp. of India, Ltd.	4,848	38,913
Cox & Kings Financial Service, Ltd. (A)	15,714	99
Cox & Kings, Ltd. (A)	24,940	524
Cyient, Ltd.	5,147	29,467

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Dalmia Bharat, Ltd.	1,993	$22,605
DB Corp., Ltd.	6,129	11,574
DCB Bank, Ltd.	23,624	56,934
DCM Shriram, Ltd.	10,563	58,729
Dishman Carbogen Amcis, Ltd.	5,361	6,323
DLF, Ltd.	38,202	123,281
Dr. Reddy's Laboratories, Ltd.	13,052	525,146
Edelweiss Financial Services, Ltd.	46,814	71,764
EID Parry India, Ltd.	14,915	42,003
Essel Propack, Ltd.	6,943	17,371
Federal Bank, Ltd.	173,822	214,005
Finolex Industries, Ltd.	5,072	39,098
Fortis Healthcare, Ltd. (A)	81,232	150,836
Future Enterprises, Ltd. (A)	31,677	9,603
GAIL India, Ltd.	181,119	307,144
General Insurance Corp. of India (C)	4,300	13,620
GHCL, Ltd.	6,390	16,486
Glenmark Pharmaceuticals, Ltd.	10,189	49,537
Granules India, Ltd.	24,247	41,895
Grasim Industries, Ltd.	31,544	329,288
Gujarat Alkalies & Chemicals, Ltd.	3,130	18,307
Gujarat Ambuja Exports, Ltd.	7,910	14,748
Gujarat Fluorochemicals, Ltd. (A)	5,323	46,031
Gujarat Mineral Development Corp., Ltd.	23,433	20,064
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	10,255	23,487
Gujarat Pipavav Port, Ltd.	15,449	19,268
Gujarat State Petronet, Ltd.	22,857	70,132
HBL Power Systems, Ltd.	18,476	4,105
HFCL, Ltd.	95,724	23,547
HIL, Ltd.	588	10,061
Himatsingka Seide, Ltd.	7,201	12,524
Hindalco Industries, Ltd.	140,404	424,964
ICICI Bank, Ltd.	185,794	1,408,365
IDFC First Bank, Ltd. (A)	126,067	80,167
IDFC, Ltd.	67,378	37,159
IIFL Finance, Ltd.	43,871	86,101
IIFL Securities, Ltd. (A)	47,890	27,594
IIFL Wealth Management, Ltd.	6,841	108,756
Indiabulls Housing Finance, Ltd.	33,338	146,027
Indiabulls Real Estate, Ltd. (A)	41,734	38,209
Indian Bank (A)	13,953	19,799
J Kumar Infraprojects, Ltd.	9,276	18,495
Jagran Prakashan, Ltd.	12,700	11,107
Jai Corp., Ltd.	10,722	13,703
Jain Irrigation Systems, Ltd.	32,039	3,632
JB Chemicals & Pharmaceuticals, Ltd.	6,619	39,466
Jindal Saw, Ltd.	29,627	30,319
Jindal Steel & Power, Ltd. (A)	43,530	102,411
JK Cement, Ltd.	3,406	55,617
JK Tyre & Industries, Ltd.	8,887	9,342
JM Financial, Ltd.	33,116	43,732
JMC Projects India, Ltd.	1,703	2,386
JSW Energy, Ltd.	51,942	50,300
JSW Steel, Ltd.	103,888	393,515
Jubilant Life Sciences, Ltd.	11,603	87,320
Kalpataru Power Transmission, Ltd.	9,196	52,828
Kiri Industries, Ltd.	2,637	14,769
Kirloskar Brothers, Ltd.	6,377	13,320
KPIT Technologies, Ltd.	13,384	17,436
KPR Mill, Ltd.	4,562	41,924
L&T Finance Holdings, Ltd.	47,017	77,977
Larsen & Toubro, Ltd.	27,047	494,575
Laurus Labs, Ltd. (C)	2,865	14,440
LIC Housing Finance, Ltd.	39,247	238,644
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Linde India, Ltd.	5,094	$47,182
Lupin, Ltd.	23,804	255,285
Magma Fincorp, Ltd.	19,104	14,410
Maharashtra Scooters, Ltd.	619	38,739
Maharashtra Seamless, Ltd.	4,212	22,311
Mahindra & Mahindra Financial Services, Ltd.	29,854	134,647
Mahindra & Mahindra, Ltd.	98,732	735,290
Mahindra CIE Automotive, Ltd. (A)	17,673	40,633
Mahindra Lifespace Developers, Ltd.	3,463	19,407
Manappuram Finance, Ltd.	41,072	101,927
Max India, Ltd. (A)	21,707	24,745
MOIL, Ltd.	15,877	32,552
Mphasis, Ltd.	13,286	171,318
MRF, Ltd.	80	74,223
Muthoot Finance, Ltd.	5,997	63,971
National Aluminium Company, Ltd.	86,920	53,124
NCC, Ltd.	25,675	20,151
Nilkamal, Ltd.	1,287	23,408
Oberoi Realty, Ltd.	4,654	34,599
Omaxe, Ltd.	5,567	12,364
PC Jeweller, Ltd. (A)	36,034	12,352
Persistent Systems, Ltd.	6,511	61,144
Phillips Carbon Black, Ltd.	7,735	12,832
Piramal Enterprises, Ltd.	7,641	163,211
PNB Housing Finance, Ltd. (C)	3,409	20,691
Polyplex Corp., Ltd.	2,563	18,341
Power Finance Corp., Ltd. (A)	90,707	149,590
Prestige Estates Projects, Ltd.	32,049	151,646
Procter & Gamble Health, Ltd.	1,090	66,067
PTC India, Ltd.	31,315	24,531
Punjab National Bank (A)	67,838	61,282
Rain Industries, Ltd.	22,684	31,333
Rajesh Exports, Ltd.	8,931	83,587
Rallis India, Ltd.	9,977	23,534
Ramco Industries, Ltd.	4,270	11,421
RBL Bank, Ltd. (C)	1,860	8,990
REC, Ltd.	81,096	162,516
Redington India, Ltd.	84,418	139,631
Reliance Industries, Ltd., GDR (C)	211,730	8,982,161
Reliance Power, Ltd. (A)	105,791	5,189
Repco Home Finance, Ltd.	5,371	23,886
Sharda Cropchem, Ltd.	2,311	6,919
Shriram City Union Finance, Ltd.	2,480	48,467
Shriram Transport Finance Company, Ltd.	18,874	309,304
Sobha, Ltd.	5,289	29,721
Somany Home Innovation, Ltd. (A)	8,910	18,100
State Bank of India (A)	124,809	584,163
Steel Authority of India, Ltd.	63,740	38,404
Strides Pharma Science, Ltd.	2,675	13,539
Sun Pharmaceutical Industries, Ltd.	70,742	428,778
Sunteck Realty, Ltd.	9,376	54,924
TAKE Solutions, Ltd.	7,707	10,987
Tata Chemicals, Ltd.	5,882	55,070
Tata Global Beverages, Ltd.	23,936	107,762
Tata Motors, Ltd. (A)	234,225	604,989
Tata Steel, Ltd.	45,303	299,262
Tech Mahindra, Ltd.	8,219	87,673
Techno Electric & Engineering Company, Ltd. (A)	7,028	27,938
The Anup Engineering, Ltd.	1,153	7,921
The Great Eastern Shipping Company, Ltd.	12,279	51,623
The Indian Hotels Company, Ltd.	11,320	22,899
The Jammu & Kashmir Bank, Ltd. (A)	55,678	23,372
The Karnataka Bank, Ltd.	6,493	6,554

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
The Karur Vysya Bank, Ltd.	24,026	$20,289
The KCP, Ltd.	9,336	7,975
The South Indian Bank, Ltd.	134,442	19,128
Time Technoplast, Ltd.	29,797	23,486
Tourism Finance Corp. of India, Ltd.	1,588	1,697
Transport Corp. of India, Ltd.	3,182	11,826
Trident, Ltd.	171,050	16,175
Tube Investments of India, Ltd.	3,266	22,021
TV18 Broadcast, Ltd. (A)	95,709	28,393
Uflex, Ltd.	7,789	21,883
Unichem Laboratories, Ltd.	6,860	15,311
VA Tech Wabag, Ltd. (A)	7,507	19,069
Vardhman Textiles, Ltd.	3,223	44,755
Vedanta, Ltd., ADR	72,140	622,568
Vodafone Idea, Ltd. (A)	803,348	69,794
Welspun Corp., Ltd.	14,025	28,301
Welspun Enterprises, Ltd.	9,451	10,101
Welspun India, Ltd.	12,315	8,266
Wipro, Ltd.	183,166	631,475
Wockhardt, Ltd. (A)	4,216	13,859
Yes Bank, Ltd.	196,614	129,364
Zee Entertainment Enterprises, Ltd.	68,612	280,587
		28,540,514
Indonesia - 2.2%
Adaro Energy Tbk PT	1,509,400	168,678
Alam Sutera Realty Tbk PT (A)	2,635,100	45,085
Aneka Tambang Tbk PT	938,306	56,739
Asahimas Flat Glass Tbk PT	62,500	15,416
Astra Agro Lestari Tbk PT	74,455	78,165
Astra International Tbk PT	421,900	210,145
Astrindo Nusantara Infrastructure Tbk PT (A)	8,664,700	31,202
Bakrie Telecom Tbk PT (A)(D)	17,557,300	31,618
Bank Danamon Indonesia Tbk PT	132,094	37,553
Bank Mandiri Persero Tbk PT	1,884,440	1,041,273
Bank Negara Indonesia Persero Tbk PT	831,281	469,272
Bank Pan Indonesia Tbk PT (A)	842,897	80,972
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	284,100	24,243
Bank Pembangunan Daerah Jawa Timur Tbk PT	625,600	30,873
Bank Tabungan Negara Persero Tbk PT	376,361	57,377
Barito Pacific Tbk PT (A)	1,728,400	187,789
Bekasi Fajar Industrial Estate Tbk PT	817,800	12,724
Berlian Laju Tanker Tbk PT (A)	10,041,966	36,168
BISI International Tbk PT	290,800	21,985
Blue Bird Tbk PT	5,500	986
Bukit Asam Tbk PT	229,800	43,954
Bumi Serpong Damai Tbk PT (A)	499,400	45,008
Ciputra Development Tbk PT	2,051,544	153,418
Delta Dunia Makmur Tbk PT (A)	610,700	12,300
Elnusa Tbk PT	742,600	16,357
Erajaya Swasembada Tbk PT	222,700	28,737
Global Mediacom Tbk PT (A)	1,591,800	39,886
Harum Energy Tbk PT	185,900	17,665
Indah Kiat Pulp & Paper Corp. Tbk PT	298,900	165,422
Indika Energy Tbk PT	225,300	19,354
Indo Tambangraya Megah Tbk PT	34,600	28,563
Indofood Sukses Makmur Tbk PT	483,100	275,456
Intiland Development Tbk PT	1,795,100	33,560
Japfa Comfeed Indonesia Tbk PT	499,770	55,204
Jaya Real Property Tbk PT	215,500	9,312
Kawasan Industri Jababeka Tbk PT (A)	4,111,599	86,472
Krakatau Steel Persero Tbk PT (A)	540,000	11,817
Lippo Karawaci Tbk PT (A)	7,936,348	138,221
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
Malindo Feedmill Tbk PT	128,500	$9,299
Medco Energi Internasional Tbk PT (A)	853,233	53,090
Media Nusantara Citra Tbk PT	718,600	84,266
Pabrik Kertas Tjiwi Kimia Tbk PT	50,500	37,323
Paninvest Tbk PT (A)	116,800	9,204
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	318,000	34,007
PP Persero Tbk PT	292,600	33,325
Salim Ivomas Pratama Tbk PT (A)	1,018,000	31,659
Sampoerna Agro Tbk PT (A)	260,500	44,724
Sentul City Tbk PT (A)	3,615,400	22,127
Siloam International Hospitals Tbk PT (A)	36,900	18,459
Sri Rejeki Isman Tbk PT	1,260,900	23,606
Suryainti Permata Tbk PT (A)(D)	1,446,000	0
Tiga Pilar Sejahtera Food Tbk PT (A)(D)	1,428,300	11,667
Timah Tbk PT	721,660	42,855
Trias Sentosa Tbk PT	1,032,800	28,412
Truba Alam Manunggal Engineering PT (A)(D)	11,991,500	0
Tunas Baru Lampung Tbk PT	633,700	45,389
Tunas Ridean Tbk PT	865,400	55,808
United Tractors Tbk PT	202,200	313,066
Vale Indonesia Tbk PT (A)	224,100	58,649
Visi Media Asia Tbk PT (A)	2,030,800	10,964
Waskita Beton Precast Tbk PT	1,406,800	30,779
Waskita Karya Persero Tbk PT	533,700	56,968
Wijaya Karya Persero Tbk PT	349,400	49,961
XL Axiata Tbk PT (A)	403,300	91,425
		5,016,001
Malaysia - 2.4%
Aeon Company M BHD	28,600	9,925
AFFIN Bank BHD (A)	149,974	69,670
AirAsia Group BHD	217,600	90,474
Alliance Bank Malaysia BHD	239,500	154,100
AMMB Holdings BHD	319,762	305,840
Batu Kawan BHD	3,100	13,225
Berjaya Assets BHD (A)	77,400	5,673
Berjaya Corp. BHD (A)	422,593	25,861
Berjaya Land BHD (A)	244,400	11,378
BIMB Holdings BHD	24,400	26,261
Boustead Holdings BHD (A)	116,088	26,998
Cahya Mata Sarawak BHD	11,200	6,223
CIMB Group Holdings BHD	660,423	831,816
Cypark Resources BHD	54,200	18,956
DRB-Hicom BHD	93,400	54,353
Eastern & Oriental BHD	96,737	14,782
Ekovest BHD (B)	146,600	28,178
FGV Holdings BHD (A)	198,000	73,623
Gamuda BHD	97,800	93,271
Genting BHD	204,300	302,314
Genting Malaysia BHD	189,000	152,129
Glomac BHD	106,040	9,468
HAP Seng Consolidated BHD	33,620	82,050
Hap Seng Plantations Holdings BHD	76,300	39,786
Hengyuan Refining Company BHD (A)	28,800	29,731
HeveaBoard BHD	105,300	13,915
Hiap Teck Venture BHD	285,900	15,014
Hong Leong Financial Group BHD	51,299	212,063
IJM Corp. BHD	471,860	250,513
Insas BHD	88,369	17,620
IOI Properties Group BHD	185,075	56,121
Jaya Tiasa Holdings BHD (A)	58,826	14,966
Keck Seng Malaysia BHD	11,300	12,995
KSL Holdings BHD (A)	63,900	11,797
Kumpulan Fima BHD	2,300	933

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
Land & General BHD	437,820	$14,480
Lotte Chemical Titan Holding BHD (C)	29,800	17,568
Magnum BHD	131,400	82,572
Mah Sing Group BHD	268,700	46,331
Malayan Banking BHD	190,837	403,272
Malaysia Building Society BHD	174,766	35,459
Malaysian Resources Corp. BHD	202,400	36,154
Matrix Concepts Holdings BHD	17,400	8,130
Media Prima BHD (A)	113,800	7,794
Mega First Corp. BHD	30,700	38,366
MISC BHD	106,200	216,984
MKH BHD	49,230	20,975
MMC Corp. BHD	68,600	16,534
MNRB Holdings BHD	36,891	10,111
Muhibbah Engineering (M) BHD	69,300	41,682
Oriental Holdings BHD	57,820	92,620
OSK Holdings BHD	263,997	67,141
Petron Malaysia Refining & Marketing BHD	19,300	23,717
Pos Malaysia BHD	30,900	11,192
PPB Group BHD	30,500	140,553
RHB Bank BHD (B)	116,789	164,999
Sapura Energy BHD	1,155,500	76,584
Shangri-La Hotels Malaysia BHD	40,400	49,575
Sime Darby BHD	257,500	139,774
Sime Darby Property BHD	145,900	32,695
SP Setia BHD Group	92,400	36,184
Sunway BHD	215,507	94,825
Ta Ann Holdings BHD (A)	50,348	43,086
TA Enterprise BHD	158,900	23,109
TA Global BHD	126,500	7,887
Tan Chong Motor Holdings BHD	6,300	2,049
TIME dotCom BHD	18,100	40,786
Tropicana Corp. BHD	209,131	47,795
UEM Edgenta BHD	42,600	31,367
UEM Sunrise BHD (A)	372,300	64,227
United Malacca BHD	11,900	15,567
UOA Development BHD	97,700	48,495
Vivocom International Holdings BHD (A)	1,011,666	3,710
Wah Seong Corp. BHD (A)	1,700	500
WCT Holdings BHD (A)	190,652	40,588
YNH Property BHD (A)	34,619	23,042
YTL Corp. BHD (B)	867,414	207,844
		5,608,345
Mexico - 3.0%
Alfa SAB de CV, Class A	480,315	397,817
Alpek SAB de CV	49,200	54,515
Arca Continental SAB de CV	35,787	189,293
Banco del Bajio SA (C)	62,444	105,023
Cemex SAB de CV	1,051,474	393,729
Consorcio ARA SAB de CV	25,993	5,719
Corp. Actinver SAB de CV	16,024	9,746
Credito Real SAB de CV	56,038	70,064
El Puerto de Liverpool SAB de CV, Series C1	13,794	68,432
Genomma Lab Internacional SAB de CV, Class B (A)	23,724	23,526
Gentera SAB de CV	115,192	118,132
Grupo Aeromexico SAB de CV (A)	36,410	30,137
Grupo Carso SAB de CV, Series A1	62,150	229,732
Grupo Cementos de Chihuahua SAB de CV	4,900	26,162
Grupo Comercial Chedraui SA de CV	62,789	89,929
Grupo Elektra SAB de CV	3,332	245,430
Grupo Famsa SAB de CV, Class A (A)	38,394	9,219
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
Grupo Financiero Banorte SAB de CV, Series O	183,982	$1,027,166
Grupo Financiero Inbursa SAB de CV, Series O	243,834	299,191
Grupo Industrial Saltillo SAB de CV	49,634	60,377
Grupo KUO SAB de CV, Series B	51,692	152,827
Grupo Mexico SAB de CV, Series B	524,895	1,443,027
Grupo Pochteca SAB de CV (A)	9,600	2,848
Grupo Sanborns SAB de CV	135,592	175,698
Grupo Sports World SAB de CV (A)	9,300	10,182
Grupo Televisa SAB (B)	179,771	421,486
Industrias Bachoco SAB de CV, Series B	7,921	33,971
Industrias CH SAB de CV, Series B (A)	38,925	191,707
Industrias Penoles SAB de CV (B)	12,262	128,421
Minera Frisco SAB de CV, Series A1 (A)	112,423	18,076
Nemak SAB de CV (C)	122,637	51,435
Orbia Advance Corp. SAB de CV (B)	82,670	176,293
Organizacion Cultiba SAB de CV	67,503	53,910
Organizacion Soriana SAB de CV, Series B	414,850	559,057
Promotora y Operadora de Infraestructura SAB de CV	1,200	12,282
Promotora y Operadora de Infraestructura SAB de CV, L Shares	3,141	23,257
TV Azteca SAB de CV	265,273	10,158
Unifin Financiera SAB de CV (B)	21,575	35,374
Vitro SAB de CV, Series A	6,357	14,168
		6,967,516
Philippines - 1.6%
8990 Holdings, Inc. (A)	21,200	6,167
Alliance Global Group, Inc. (A)	515,100	118,510
Altus San Nicolas Corp. (A)(D)	11,509	1,177
Ayala Corp.	7,670	118,803
Bank of the Philippine Islands	74,260	128,792
BDO Unibank, Inc.	190,647	594,302
Cebu Air, Inc.	42,600	75,205
China Banking Corp.	75,528	37,350
Cosco Capital, Inc.	388,900	52,609
DMCI Holdings, Inc.	144,200	18,807
East West Banking Corp. (A)	74,300	17,684
EEI Corp.	43,000	8,315
Filinvest Development Corp.	119,475	30,679
Filinvest Land, Inc.	1,779,500	52,630
First Philippine Holdings Corp.	47,000	63,950
Global Ferronickel Holdings, Inc. (A)	283,424	10,017
GT Capital Holdings, Inc.	4,619	77,188
JG Summit Holdings, Inc.	397,160	632,975
LT Group, Inc.	159,800	37,803
Megaworld Corp.	1,253,700	99,153
Metropolitan Bank & Trust Company	130,973	171,361
Nickel Asia Corp.	533,320	35,669
Petron Corp.	505,400	38,501
Philex Mining Corp. (A)	161,300	9,014
Philippine National Bank (A)	80,610	54,903
Philtown Properties, Inc. (A)(D)	3,844	117
Phoenix Petroleum Philippines, Inc.	22,200	5,229
Premium Leisure Corp.	815,000	9,160
RFM Corp.	133,500	13,970
Rizal Commercial Banking Corp.	62,703	28,457
Robinsons Land Corp.	504,368	274,248
Robinsons Retail Holdings, Inc.	8,570	13,566
San Miguel Corp.	88,870	287,765
Security Bank Corp.	15,410	59,288
Top Frontier Investment Holdings, Inc. (A)	58,734	248,622
Union Bank of the Philippines	74,190	84,499

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Philippines (continued)
Vista Land & Lifescapes, Inc.	763,000	$116,415
		3,632,900
Poland - 0.8%
Alior Bank SA (A)	8,706	65,775
Amica SA	769	27,734
Bank Millennium SA (A)	24,574	37,820
Boryszew SA (A)	12,781	14,238
Develia SA	82,120	54,942
Enea SA (A)	24,198	50,497
Firma Oponiarska Debica SA	1,142	24,818
Grupa Azoty SA (A)	4,728	36,513
Grupa Kety SA	25	2,279
Grupa Lotos SA	8,608	189,881
Jastrzebska Spolka Weglowa SA	2,583	14,575
KGHM Polska Miedz SA (A)	15,387	388,137
Lubelski Wegiel Bogdanka SA	2,164	19,858
mBank SA (A)	756	77,595
PGE Polska Grupa Energetyczna SA (A)	63,994	134,098
PKP Cargo SA	5,709	30,850
Polski Koncern Naftowy ORLEN SA	27,426	620,364
Powszechna Kasa Oszczednosci Bank Polski SA	8,582	77,913
Stalexport Autostrady SA	15,820	12,712
Stalprodukt SA	243	11,635
Tauron Polska Energia SA (A)	106,161	45,816
		1,938,050
Russia - 2.3%
Gazprom PJSC, ADR (London Stock Exchange)	254,607	2,101,406
LUKOIL PJSC, ADR (London Stock Exchange)	28,710	2,859,706
Rosneft Oil Company PJSC, GDR (London Stock Exchange)	33,660	244,368
RusHydro PJSC, ADR	74,896	63,100
VTB Bank PJSC, GDR	86,297	126,357
		5,394,937
South Africa - 6.1%
Absa Group, Ltd.	90,035	960,498
AECI, Ltd.	20,749	158,437
African Oxygen, Ltd.	7,992	12,236
African Rainbow Minerals, Ltd.	18,216	213,269
Alexander Forbes Group Holdings, Ltd.	159,335	63,088
Alviva Holdings, Ltd.	22,754	23,583
AngloGold Ashanti, Ltd.	59,710	1,356,363
ArcelorMittal South Africa, Ltd. (A)	65,616	5,572
Ascendis Health, Ltd. (A)	19,735	2,138
Aspen Pharmacare Holdings, Ltd. (A)	28,458	242,698
Assore, Ltd.	5,182	100,565
Astral Foods, Ltd.	4,628	71,715
Aveng, Ltd. (A)	2,832,517	4,045
Balwin Properties, Ltd.	6,271	1,659
Barloworld, Ltd.	29,177	234,952
Blue Label Telecoms, Ltd. (A)	44,582	8,199
Caxton & CTP Publishers & Printers, Ltd.	19,879	11,021
DataTec, Ltd.	12,913	30,536
Discovery, Ltd.	4,421	38,106
EOH Holdings, Ltd. (A)	24,231	21,654
Exxaro Resources, Ltd.	24,309	227,238
Gold Fields, Ltd., ADR	208,070	1,373,262
Grindrod, Ltd.	84,437	30,373
Harmony Gold Mining Company, Ltd. (A)	10,790	39,189
Hudaco Industries, Ltd.	5,065	38,589
Imperial Logistics, Ltd.	28,993	121,131
Investec, Ltd.	25,084	148,728
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Invicta Holdings, Ltd. (A)	2,127	$2,687
KAP Industrial Holdings, Ltd.	447,867	134,466
Lewis Group, Ltd.	14,408	35,378
Liberty Holdings, Ltd.	18,643	147,397
Life Healthcare Group Holdings, Ltd.	68,635	120,666
Long4Life, Ltd. (A)	31,563	9,077
Merafe Resources, Ltd.	394,983	22,749
Metair Investments, Ltd.	39,114	64,477
Momentum Metropolitan Holdings	162,536	253,532
Motus Holdings, Ltd.	9,545	55,592
Mpact, Ltd.	35,117	37,312
MTN Group, Ltd.	217,876	1,284,411
Murray & Roberts Holdings, Ltd.	233,005	177,255
Nampak, Ltd. (A)	143,004	69,779
Nedbank Group, Ltd.	46,298	708,905
Novus Holdings, Ltd.	30,686	5,552
Old Mutual, Ltd.	210,031	294,766
Omnia Holdings, Ltd. (B)	43,526	105,102
Peregrine Holdings, Ltd.	27,974	37,808
Pioneer Foods Group, Ltd.	2,541	19,906
PPC, Ltd. (A)	168,790	30,177
Raubex Group, Ltd.	31,032	53,194
RCL Foods, Ltd.	35,643	28,110
Reunert, Ltd.	22,587	117,170
Sappi, Ltd.	61,862	192,658
Sasol, Ltd.	59,943	1,300,501
Sibanye Gold, Ltd. (A)	323,209	825,847
Standard Bank Group, Ltd.	168,297	2,024,271
Steinhoff International Holdings NV (A)(B)	999,171	59,884
Super Group, Ltd. (A)	68,236	138,628
Telkom SA SOC, Ltd.	51,548	128,331
Tongaat Hulett, Ltd. (A)(D)	15,397	13,070
Trencor, Ltd. (A)	40,666	26,452
Truworths International, Ltd.	4,729	16,642
Tsogo Sun Gaming, Ltd.	75,577	66,233
Wilson Bayly Holmes-Ovcon, Ltd.	10,053	99,089
		14,245,918
South Korea - 14.5%
AJ Networks Company, Ltd.	2,832	12,146
AK Holdings, Inc. (A)	743	22,242
Asia Cement Company, Ltd. (A)	32	2,102
ASIA Holdings Company, Ltd. (A)	241	21,549
BNK Financial Group, Inc. (A)	29,185	192,906
Bookook Securities Company, Ltd. (A)	501	9,034
Busan City Gas Company, Ltd. (A)	58	1,790
Chosun Refractories Company, Ltd. (A)	481	36,927
CJ CheilJedang Corp. (A)	1,034	225,462
CJ Corp. (A)	1,898	158,260
CJ Hello Company, Ltd. (A)	3,836	20,038
CJ Logistics Corp. (A)	158	21,144
Cosmax BTI, Inc. (A)	798	9,234
D.I. Corp. (A)	4,680	14,086
Dae Dong Industrial Company, Ltd. (A)	3,364	16,492
Dae Han Flour Mills Company, Ltd. (A)	232	29,670
Dae Won Kang Up Company, Ltd. (A)	4,385	12,842
Daehan Steel Company, Ltd. (A)	3,888	20,244
Daelim Industrial Company, Ltd. (A)	3,627	283,739
Daesang Corp. (A)	2,028	40,686
Daesang Holdings Company, Ltd. (A)	2,310	13,466
Daewoo Engineering & Construction Company, Ltd. (A)	17,971	73,611
Dahaam E-Tec Company, Ltd. (A)	2,630	52,307
Daishin Securities Company, Ltd. (A)	3,901	40,222
Daou Data Corp. (A)	3,288	23,539

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Daou Technology, Inc. (A)	3,359	$55,068
DB Financial Investment Company, Ltd. (A)	7,633	27,934
DB Insurance Company, Ltd. (A)	5,794	261,724
DGB Financial Group, Inc. (A)	22,082	135,750
DI Dong Il Corp. (A)	211	13,521
Dong A Eltek Company, Ltd. (A)	3,101	21,731
Dongkuk Industries Company, Ltd. (A)	8,476	19,015
Dongkuk Steel Mill Company, Ltd. (A)	6,404	32,780
Dongwha Enterprise Company, Ltd.	1,327	19,443
Dongwon Development Company, Ltd. (A)	9,567	33,782
Dongwon Industries Company, Ltd. (A)	176	32,158
Doosan Bobcat, Inc. (A)	2,891	85,853
Doosan Company, Ltd.	554	33,673
Doosan Fuel Cell Company, Ltd. (A)	1,854	14,044
Doosan Heavy Industries & Construction Company, Ltd. (A)	13,929	68,827
Doosan Infracore Company, Ltd. (A)(B)	29,546	141,429
Doosan Solus Company, Ltd. (A)	1,022	17,984
DTR Automotive Corp. (A)	1,179	29,949
e Tec E&C, Ltd. (A)	188	11,903
Eagon Holdings Company, Ltd. (A)	11,259	25,674
Easy Bio, Inc. (A)	4,032	17,355
E-MART, Inc. (A)	2,274	250,187
Eugene Corp. (A)	6,888	29,887
Eugene Investment & Securities Company, Ltd. (A)	11,471	22,671
Eusu Holdings Company, Ltd. (A)	1,407	8,092
Farmsco (A)	2,687	10,671
GS Engineering & Construction Corp. (A)	7,468	199,858
GS Global Corp. (A)	7,813	14,955
GS Holdings Corp. (A)	6,964	310,692
GS Home Shopping, Inc. (A)	154	19,804
Gwangju Shinsegae Company, Ltd. (A)	152	21,536
Halla Holdings Corp. (A)	1,446	57,428
Hana Financial Group, Inc.	49,639	1,578,917
Handsome Company, Ltd. (A)	696	18,987
Hanil Cement Company, Ltd. (A)	609	49,217
Hanil Holdings Company, Ltd. (A)	595	22,513
Hanjin Transportation Company, Ltd. (A)	878	22,723
Hankook Tire & Technology Company, Ltd. (A)	9,820	284,379
Hanshin Construction Company, Ltd. (A)	1,844	23,576
Hansol Holdings Company, Ltd. (A)	5,241	17,762
Hansol Paper Company, Ltd.	2,920	36,415
Hanwha Aerospace Company, Ltd. (A)	2,248	67,999
Hanwha Chemical Corp.	11,907	193,569
Hanwha Corp. (A)	5,442	117,367
Hanwha General Insurance Company, Ltd. (A)	5,427	13,252
Hanwha Investment & Securities Company, Ltd. (A)	15,071	26,845
Hanwha Life Insurance Company, Ltd. (A)	43,282	86,270
Harim Holdings Company, Ltd. (A)	2,823	20,882
HDC Holdings Company, Ltd. (A)	9,037	86,000
Heungkuk Fire & Marine Insurance Company, Ltd. (A)	6,321	16,751
Huvis Corp. (A)	3,715	19,515
Hyosung Corp. (A)	242	16,503
Hyundai Construction Equipment Company, Ltd. (A)	2,494	64,229
Hyundai Corp. (A)	1,339	20,707
Hyundai Corp. Holdings, Inc. (A)	1,811	18,678
Hyundai Department Store Company, Ltd. (A)	1,430	102,544
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Hyundai Electric & Energy System Company, Ltd. (A)	3,875	$38,606
Hyundai Engineering & Construction Company, Ltd. (A)	7,065	257,727
Hyundai Greenfood Company, Ltd. (A)	5,234	53,537
Hyundai Heavy Industries Holdings Company, Ltd. (A)	1,124	328,038
Hyundai Home Shopping Network Corp. (A)	652	45,359
Hyundai Hy Communications & Network Company, Ltd. (A)	8,894	26,206
Hyundai Livart Furniture Company, Ltd. (A)	1,327	15,289
Hyundai Marine & Fire Insurance Company, Ltd. (A)	8,489	197,581
Hyundai Mipo Dockyard Company, Ltd. (A)	3,528	139,922
Hyundai Mobis Company, Ltd.	6,438	1,424,347
Hyundai Motor Company	16,193	1,686,612
Hyundai Motor Securities Company, Ltd. (A)	3,480	30,207
Hyundai Steel Company (A)	12,021	325,915
Hyundai Wia Corp. (A)	1,149	49,786
Industrial Bank of Korea	37,892	386,245
Interpark Holdings Corp. (A)	5,387	10,100
Inzi Controls Company, Ltd. (A)	1,539	6,560
Iones Company, Ltd. (A)	2,017	11,185
IS Dongseo Company, Ltd. (A)	770	21,945
JB Financial Group Company, Ltd. (A)	31,726	150,520
Jeil Savings Bank (A)(D)	1,820	0
KB Financial Group, Inc.	22,097	910,351
KB Financial Group, Inc., ADR	43,651	1,805,842
KC Company, Ltd. (A)	1,496	24,075
KCC Corp.	413	83,252
Kia Motors Corp. (A)	32,179	1,228,933
KISCO Corp. (A)	4,131	16,873
KISCO Holdings Company, Ltd. (A)	1,536	16,980
KISWIRE, Ltd. (A)	1,351	23,977
KIWOOM Securities Company, Ltd. (A)	1,432	98,039
Kolon Corp. (A)	898	13,600
Kolon Industries, Inc. (A)	2,219	95,204
Korea Asset In Trust Company, Ltd.	9,061	26,374
Korea Electric Terminal Company, Ltd.	561	20,717
Korea Investment Holdings Company, Ltd. (A)	4,529	282,843
Korea Line Corp. (A)	2,569	51,009
Korea Petrochemical Industrial Company, Ltd. (A)	441	44,690
Korea Shipbuilding & Offshore Engineering Company, Ltd. (A)	3,823	415,999
Korean Air Lines Company, Ltd. (A)	5,060	124,407
Korean Reinsurance Company (A)	9,470	74,582
Kortek Corp. (A)	1,806	20,028
KPX Chemical Company, Ltd.	660	31,713
KSS LINE, Ltd. (A)	3,562	23,785
KT Skylife Company, Ltd. (A)	1,768	13,324
KTB Investment & Securities Company, Ltd. (A)	8,806	17,778
Kukdo Chemical Company, Ltd. (A)	308	12,517
Kumho Petrochemical Company, Ltd. (A)	1,034	69,150
Kumho Tire Company, Inc. (A)	7,054	25,549
Kyeryong Construction Industrial Company, Ltd. (A)	1,547	27,050
LF Corp. (A)	2,312	36,906
LG Corp. (A)	9,914	631,695

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
LG Display Company, Ltd., ADR	111,468	$773,588
LG Electronics, Inc.	16,836	1,045,805
LG Hausys, Ltd. (A)	659	31,176
LG International Corp. (A)	2,902	37,655
LG Uplus Corp. (A)	13,630	167,176
Lotte Chemical Corp. (A)	2,605	503,295
Lotte Chilsung Beverage Company, Ltd. (A)	305	36,813
Lotte Corp.	2,012	67,626
LOTTE Fine Chemical Company, Ltd. (A)	1,849	72,127
Lotte Food Company, Ltd. (A)	34	12,140
Lotte Himart Company, Ltd. (A)	1,006	26,830
Lotte Non-Life Insurance Company, Ltd. (A)	5,459	9,778
Lotte Shopping Company, Ltd. (A)	1,153	134,891
LS Corp. (A)	1,793	73,963
Meritz Financial Group, Inc. (A)	4,707	47,967
Meritz Fire & Marine Insurance Company, Ltd. (A)	3,064	47,234
Meritz Securities Company, Ltd. (A)	38,783	126,779
Mirae Asset Daewoo Company, Ltd. (A)	38,700	251,792
Mirae Asset Life Insurance Company, Ltd. (A)	24,216	86,534
MK Electron Company, Ltd. (A)	4,085	27,202
Muhak Company, Ltd. (A)	2,080	15,252
Namyang Dairy Products Company, Ltd. (A)	58	22,045
Nexen Corp. (A)	3,733	19,512
Nexen Tire Corp. (A)	6,465	51,064
NH Investment & Securities Company, Ltd. (A)	17,050	186,514
NHN Corp. (A)	941	54,176
Nong Shim Holdings Company, Ltd. (A)	402	27,281
NongShim Company, Ltd. (A)	255	53,008
NOROO Paint & Coatings Company, Ltd. (A)	3,102	21,827
NS Shopping Company, Ltd. (A)	1,078	8,801
OCI Company, Ltd. (A)	2,222	120,066
Orange Life Insurance, Ltd. (C)	3,778	92,192
Orion Holdings Corp. (A)	2,756	42,355
Pan Ocean Company, Ltd. (A)	26,446	103,626
Poonglim Industrial Company, Ltd. (A)(D)	189	13
Poongsan Corp. (A)	2,423	49,791
Poongsan Holdings Corp. (A)	753	22,096
POSCO	14,137	2,873,540
Posco International Corp. (A)	5,969	96,023
S&T Dynamics Company, Ltd.	2,942	16,804
S&T Holdings Company, Ltd.	1,460	19,476
S&T Motiv Company, Ltd.	693	25,647
Sajo Industries Company, Ltd. (A)	611	19,696
Sam Young Electronics Company, Ltd. (A)	938	7,303
Sambo Motors Company, Ltd. (A)	2,520	11,234
Samho Development Company, Ltd. (A)	4,213	16,202
Sammok S-Form Company, Ltd. (A)	1,315	9,494
Samsung C&T Corp. (A)	5,166	483,670
Samsung Card Company, Ltd. (A)	3,308	110,393
Samsung Fire & Marine Insurance Company, Ltd. (A)	3,468	729,097
Samsung Heavy Industries Company, Ltd. (A)	32,261	202,023
Samsung Life Insurance Company, Ltd. (A)	9,699	623,546
Samsung Securities Company, Ltd. (A)	6,247	208,058
SAMT Company, Ltd. (A)	11,604	22,015
Samyang Corp. (A)	258	11,273
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Samyang Holdings Corp. (A)	535	$30,991
Sebang Company, Ltd. (A)	1,153	11,460
Sebang Global Battery Company, Ltd. (A)	921	29,674
Sejong Industrial Company, Ltd. (A)	1,547	6,154
Shindaeyang Paper Company, Ltd. (A)	267	13,703
Shinhan Financial Group Company, Ltd., ADR	75,584	2,877,483
Shinsegae Engineering & Construction Company, Ltd. (A)	621	14,083
Shinsegae, Inc. (A)	878	218,877
Shinyoung Securities Company, Ltd.	970	45,624
Silla Company, Ltd. (A)	1,581	16,271
Sindoh Company, Ltd. (A)	1,086	34,598
SK Chemicals Company, Ltd. (A)	682	37,760
SK Discovery Company, Ltd. (A)	1,496	33,813
SK Gas, Ltd. (A)	603	44,032
SK Holdings Company, Ltd.	2,806	633,029
SK Innovation Company, Ltd.	6,098	789,187
SK Networks Company, Ltd. (A)	21,423	109,859
SKC Company, Ltd. (A)	2,315	101,717
Ssangyong Motor Company (A)	4,060	7,281
Sungshin Cement Company, Ltd. (A)	3,637	21,858
Sungwoo Hitech Company, Ltd. (A)	2,984	9,655
Sunjin Company, Ltd. (A)	2,276	18,506
Taekwang Industrial Company, Ltd. (A)	89	81,470
Taeyoung Engineering & Construction Company, Ltd. (A)	2,307	23,789
Tongyang Life Insurance Company, Ltd. (A)	7,644	26,386
Tovis Company, Ltd.	1,305	10,597
TS Corp. (A)	1,273	22,013
Unid Company, Ltd.	746	30,137
Wonik Holdings Company, Ltd. (A)	5,948	28,017
Woori Financial Group, Inc.	74,086	741,752
YeaRimDang Publishing Company, Ltd. (A)	4,078	13,178
Young Poong Corp. (A)	21	11,723
Youngone Corp.	1,213	35,869
Youngone Holdings Company, Ltd. (A)	920	38,340
Yuanta Securities Korea Company, Ltd. (A)	11,703	28,905
Zeus Company, Ltd. (A)	1,798	21,147
		33,972,067
Spain - 0.2%
Banco Santander SA (Mexican Stock Exchange)	91,699	382,655
Taiwan - 16.0%
Acer, Inc.	256,452	152,852
Advanced International Multitech Company, Ltd.	13,000	17,588
Advancetek Enterprise Company, Ltd.	57,186	37,772
AGV Products Corp. (A)	87,716	20,810
Allis Electric Company, Ltd.	36,050	21,554
AmTRAN Technology Company, Ltd. (A)	53,000	18,862
Apacer Technology, Inc.	11,000	15,369
APCB, Inc.	37,000	32,122
Apex International Company, Ltd.	7,000	10,732
Ardentec Corp.	24,000	24,738
Asia Cement Corp.	265,805	425,474
Asia Polymer Corp.	47,253	24,885
Asia Tech Image, Inc.	12,000	24,011
Asia Vital Components Company, Ltd.	48,328	67,242
Asustek Computer, Inc.	70,000	540,250
AU Optronics Corp., ADR (B)	114,691	375,028
Audix Corp.	21,000	30,512
AVY Precision Technology, Inc. (A)	24,498	27,297

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
BES Engineering Corp.	227,700	$59,084
Capital Securities Corp.	372,403	139,812
Career Technology MFG. Company, Ltd.	37,000	44,282
Casetek Holdings, Ltd.	14,000	22,159
Catcher Technology Company, Ltd.	96,000	727,143
Cathay Financial Holding Company, Ltd.	952,423	1,352,318
Cathay Real Estate Development Company, Ltd.	46,400	32,427
Central Reinsurance Company, Ltd.	31,500	20,847
Champion Building Materials Company, Ltd. (A)	65,132	14,753
Chang Hwa Commercial Bank, Ltd.	743,394	563,329
CHC Healthcare Group	29,000	38,981
Chen Full International Company, Ltd.	15,000	18,634
Cheng Loong Corp.	68,320	43,986
Cheng Uei Precision Industry Company, Ltd.	56,629	86,455
Chien Kuo Construction Company, Ltd.	57,600	20,670
Chilisin Electronics Corp.	18,000	76,898
China Airlines, Ltd.	264,910	80,067
China Bills Finance Corp.	224,000	112,051
China Chemical & Pharmaceutical Company, Ltd.	34,000	21,840
China Development Financial Holding Corp.	1,286,208	417,769
China General Plastics Corp.	34,000	23,635
China Life Insurance Company, Ltd. (A)	251,719	214,905
China Man-Made Fiber Corp.	171,552	47,560
China Metal Products Company, Ltd.	42,513	44,536
China Motor Corp.	47,250	61,692
China Petrochemical Development Corp.	275,677	90,185
China Steel Corp.	2,263,180	1,805,754
China Wire & Cable Company, Ltd.	26,380	24,633
Chin-Poon Industrial Company, Ltd.	43,571	46,424
Chipbond Technology Corp.	67,000	150,567
ChipMOS Technologies, Inc.	55,938	64,012
Chun Yuan Steel Industry Company, Ltd.	133,874	45,331
Chung Hung Steel Corp.	38,625	13,739
Chung Hwa Pulp Corp.	108,977	32,606
Chung-Hsin Electric & Machinery Manufacturing Corp.	75,500	61,168
CMC Magnetics Corp. (A)	66,470	21,257
Compal Electronics, Inc.	481,000	302,962
Compeq Manufacturing Company, Ltd.	111,000	167,382
Continental Holdings Corp.	74,050	32,835
Coretronic Corp.	53,000	68,602
CTBC Financial Holding Company, Ltd.	2,278,348	1,704,529
DA CIN Construction Company, Ltd.	20,000	14,109
Darfon Electronics Corp.	16,000	23,541
Darwin Precisions Corp.	37,000	18,704
Delpha Construction Company, Ltd.	2,261	1,207
Depo Auto Parts Industrial Company, Ltd.	21,000	41,253
Dynamic Electronics Company, Ltd. (A)	68,762	39,535
Dynapack International Technology Corp.	10,000	20,332
E Ink Holdings, Inc.	14,000	14,620
E.Sun Financial Holding Company, Ltd.	71,002	66,168
Edom Technology Company, Ltd.	34,000	21,692
Elite Semiconductor Memory Technology, Inc.	35,000	45,541
Elitegroup Computer Systems Company, Ltd. (A)	65,104	29,713
EnTie Commercial Bank Company, Ltd.	103,000	54,594
Epistar Corp. (A)	119,312	128,553
Eva Airways Corp.	287,725	131,967
Everest Textile Company, Ltd. (A)	98,085	29,919
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Evergreen International Storage & Transport Corp.	85,600	$41,034
Evergreen Marine Corp. Taiwan, Ltd. (A)	475,655	197,100
Everlight Chemical Industrial Corp.	83,250	43,328
Everlight Electronics Company, Ltd.	98,000	113,656
Excelsior Medical Company, Ltd.	24,695	44,428
Far Eastern Department Stores, Ltd.	212,720	185,044
Far Eastern International Bank	405,171	161,525
Far Eastern New Century Corp.	408,249	406,600
Farglory Land Development Company, Ltd.	44,530	59,842
First Financial Holding Company, Ltd.	906,781	717,517
First Steamship Company, Ltd.	77,807	28,825
Formosa Advanced Technologies Company, Ltd.	25,000	31,176
Formosa Chemicals & Fibre Corp.	214,000	625,221
Formosa Laboratories, Inc.	18,257	25,451
Formosa Taffeta Company, Ltd.	67,000	76,431
Formosan Rubber Group, Inc.	33,020	20,789
Formosan Union Chemical	111,812	47,935
Foxconn Technology Company, Ltd.	96,626	213,624
Froch Enterprise Company, Ltd.	33,060	13,733
Fubon Financial Holding Company, Ltd.	972,417	1,505,918
Fulltech Fiber Glass Corp.	45,000	19,452
G Shank Enterprise Company, Ltd.	40,535	31,999
General Interface Solution Holding, Ltd.	12,000	45,351
Gigabyte Technology Company, Ltd.	43,000	71,379
Global Brands Manufacture, Ltd.	40,806	23,369
Globe Union Industrial Corp.	51,750	30,124
Gloria Material Technology Corp.	100,684	62,671
Gold Circuit Electronics, Ltd. (A)	44,000	24,496
Goldsun Building Materials Company, Ltd.	188,714	90,617
Grand Ocean Retail Group, Ltd.	13,000	12,230
Grand Pacific Petrochemical (A)	77,000	47,810
Great China Metal Industry	33,000	26,967
Great Wall Enterprise Company, Ltd.	29,754	43,332
Hannstar Board Corp.	37,492	54,950
HannStar Display Corp.	320,842	86,657
Hey Song Corp.	73,000	79,262
Ho Tung Chemical Corp.	150,399	35,780
Hon Hai Precision Industry Company, Ltd.	1,173,448	3,559,672
Hong Pu Real Estate Development Company, Ltd.	27,000	21,991
Hsing TA Cement Company, Ltd.	38,000	25,460
HUA ENG Wire & Cable Company, Ltd. (A)	42,000	13,956
Hua Nan Financial Holdings Company, Ltd.	686,905	504,530
Hung Sheng Construction, Ltd. (A)	52,800	45,519
IBF Financial Holdings Company, Ltd.	616,807	231,591
Innolux Corp.	1,168,561	325,395
International CSRC Investment Holdings Company	124,383	130,221
Inventec Corp.	112,000	85,476
Jih Sun Financial Holdings Company, Ltd.	321,330	104,538
King Yuan Electronics Company, Ltd.	227,796	285,751
King's Town Bank Company, Ltd.	171,000	191,079
King's Town Construction Company, Ltd. (A)	7,300	7,577
Kinpo Electronics, Inc.	183,269	78,680
Kinsus Interconnect Technology Corp.	22,000	38,035
Kuo Toong International Company, Ltd.	18,248	11,416
Kwong Fong Industries Corp.	20,878	9,366
L&K Engineering Company, Ltd.	43,000	45,111
Lealea Enterprise Company, Ltd.	132,124	42,173

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Li Peng Enterprise Company, Ltd.	118,030	$27,544
Lida Holdings, Ltd.	4,640	6,593
Lingsen Precision Industries, Ltd. (A)	105,481	36,660
Longchen Paper & Packaging Company, Ltd.	134,378	67,550
Macronix International	129,000	160,362
Mega Financial Holding Company, Ltd. (B)	1,080,472	1,103,292
Mercuries & Associates Holding, Ltd. (A)	80,469	58,152
Mercuries Life Insurance Company, Ltd. (A)	50,998	19,776
Mitac Holdings Corp.	154,711	149,799
MPI Corp.	16,000	42,232
Nan Ya Printed Circuit Board Corp. (A)	19,000	29,205
Nanya Technology Corp.	148,000	414,191
Nien Hsing Textile Company, Ltd.	45,310	31,766
Nishoku Technology, Inc.	7,800	17,678
O-Bank Company, Ltd. (A)	48,000	12,499
OptoTech Corp.	68,439	58,791
Pacific Construction Company	38,289	14,304
Pan-International Industrial Corp.	44,481	34,630
Pegatron Corp.	250,660	573,236
Pou Chen Corp.	283,348	370,643
President Securities Corp.	148,845	71,799
Prince Housing & Development Corp.	332,555	124,753
Prodisc Technology, Inc. (A)(D)	762,000	0
Qisda Corp.	210,280	149,442
Quintain Steel Company, Ltd.	53,200	11,883
Radium Life Tech Company, Ltd.	65,621	25,494
Ruentex Development Company, Ltd. (A)	51,562	77,815
Ruentex Industries, Ltd. (A)	33,000	81,008
Sampo Corp.	43,470	29,207
Sesoda Corp.	39,734	33,656
Shan-Loong Transportation Company, Ltd.	23,000	22,901
Sheng Yu Steel Company, Ltd.	22,000	14,390
ShenMao Technology, Inc.	8,000	6,646
Shihlin Electric & Engineering Corp.	21,000	31,676
Shin Kong Financial Holding Company, Ltd. (A)	1,672,767	578,102
Shining Building Business Company, Ltd. (A)	55,118	20,139
Shinkong Insurance Company, Ltd.	34,000	43,800
Shinkong Synthetic Fibers Corp.	132,239	53,116
Sigurd Microelectronics Corp.	47,773	59,175
Sinher Technology, Inc.	8,000	11,651
Sinon Corp.	71,650	45,424
SinoPac Financial Holdings Company, Ltd.	1,513,931	656,770
Sirtec International Company, Ltd.	23,800	24,604
Siward Crystal Technology Company, Ltd.	49,213	34,826
Sunplus Technology Company, Ltd. (A)	58,000	26,258
Sunrex Technology Corp.	22,678	29,629
Sunspring Metal Corp.	26,000	24,027
Supreme Electronics Company, Ltd.	12,000	12,069
Sweeten Real Estate Development Company, Ltd.	38,470	29,910
Synnex Technology International Corp.	106,000	132,652
Ta Ya Electric Wire & Cable	89,893	34,180
Taichung Commercial Bank Company, Ltd.	402,037	160,810
Taiflex Scientific Company, Ltd.	24,100	38,638
Tainan Spinning Company, Ltd.	252,638	88,568
Taishin Financial Holding Company, Ltd.	910,177	440,516
Taita Chemical Company, Ltd.	62,220	23,726
Taiwan Business Bank	493,884	207,756
Taiwan Cement Corp.	769,815	1,122,898
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Taiwan Chinsan Electronic Industrial Company, Ltd.	14,000	$16,704
Taiwan Cooperative Financial Holding Company, Ltd.	989,025	684,546
Taiwan Fertilizer Company, Ltd.	65,000	107,489
Taiwan Fire & Marine Insurance Company, Ltd.	59,000	41,144
Taiwan FU Hsing Industrial Company, Ltd.	31,000	45,395
Taiwan Glass Industry Corp.	233,319	88,742
Taiwan Hon Chuan Enterprise Company, Ltd.	52,000	107,679
Taiwan Hopax Chemicals Manufacturing Company, Ltd.	40,200	24,837
Taiwan Kolin Company, Ltd. (A)(D)	327,000	0
Taiwan PCB Techvest Company, Ltd.	49,000	59,749
Taiwan Surface Mounting Technology Corp.	26,225	102,320
Taiyen Biotech Company, Ltd.	26,137	28,322
Tatung Company, Ltd. (A)	69,000	48,467
Teco Electric & Machinery Company, Ltd.	132,000	115,443
The Ambassador Hotel	29,000	28,702
Thye Ming Industrial Company, Ltd.	31,000	33,592
Ton Yi Industrial Corp.	119,000	46,252
Tong Yang Industry Company, Ltd.	30,627	47,651
Tong-Tai Machine & Tool Company, Ltd.	65,588	36,994
Topoint Technology Company, Ltd.	44,190	33,251
TPK Holding Company, Ltd. (A)	41,000	77,757
Tsann Kuen Enterprise Company, Ltd.	7,000	4,006
Tung Ho Steel Enterprise Corp.	152,000	116,643
TXC Corp.	67,000	105,837
TYC Brother Industrial Company, Ltd.	15,511	15,042
Tycoons Group Enterprise (A)	30,371	5,513
U-Ming Marine Transport Corp.	67,000	75,277
Unimicron Technology Corp.	152,000	214,177
Union Bank of Taiwan (A)	400,927	147,701
Unitech Printed Circuit Board Corp.	129,194	145,427
United Microelectronics Corp. (B)	1,910,794	1,047,019
United Renewable Energy Company, Ltd. (A)	258,417	66,048
Universal Cement Corp.	27,483	17,970
UPC Technology Corp.	177,751	65,822
USI Corp.	162,996	75,403
Victory New Materials, Ltd., Company	43,494	23,941
Wah Lee Industrial Corp.	40,000	75,402
Walsin Lihwa Corp.	268,000	137,707
Walton Advanced Engineering, Inc.	72,584	28,206
Wan Hai Lines, Ltd.	112,050	69,250
Weikeng Industrial Company, Ltd.	25,000	14,845
Well Shin Technology Company, Ltd.	15,000	25,215
Winbond Electronics Corp.	656,793	429,227
Wintek Corp. (A)(D)	543,000	0
Wisdom Marine Lines Company, Ltd. (A)	45,274	44,662
Wistron Corp.	393,291	372,339
WPG Holdings, Ltd.	180,400	235,389
WT Microelectronics Company, Ltd.	50,174	70,464
YC INOX Company, Ltd.	59,800	51,878
Yea Shin International Development Company, Ltd.	20,906	13,152
Yem Chio Company, Ltd.	122,324	51,439
Yeong Guan Energy Technology Group Company, Ltd. (A)	13,000	26,912
YFY, Inc.	244,202	109,567
Yi Jinn Industrial Company, Ltd.	51,613	24,705
Yieh Phui Enterprise Company, Ltd.	398,899	123,049
Youngtek Electronics Corp.	27,000	47,504

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Yuanta Financial Holding Company, Ltd.	1,338,319	$902,224
Yuen Chang Stainless Steel Company, Ltd.	19,007	11,895
Yulon Motor Company, Ltd.	125,000	81,593
Zenitron Corp.	45,000	31,664
Zhen Ding Technology Holding, Ltd.	44,000	211,115
Zig Sheng Industrial Company, Ltd.	67,908	18,129
		37,486,736
Thailand - 2.9%
AAPICO Hitech PCL	144,720	71,454
AJ Plast PCL	43,100	11,863
AP Thailand PCL	223,670	55,539
Asia Aviation PCL, NVDR (A)	109,300	8,166
Bangchak Corp. PCL	61,000	56,966
Bangkok Airways PCL	116,100	26,919
Bangkok Bank PCL	12,800	68,109
Bangkok Bank PCL, NVDR	8,900	47,489
Bangkok Insurance PCL	4,550	44,823
Bangkok Land PCL	1,059,200	47,006
Bangkok Life Assurance PCL, NVDR	55,200	38,155
Bangkok Ranch PCL	92,300	7,579
Bank of Ayudhya PCL, NVDR	2,900	2,902
Banpu PCL (B)	401,300	159,185
Charoen Pokphand Foods PCL	422,900	387,688
Esso Thailand PCL	84,000	24,214
Hana Microelectronics PCL	54,900	63,146
Indorama Ventures PCL, Foreign Quota Shares	100,800	117,480
IRPC PCL	943,100	115,628
Italian-Thai Development PCL	477,400	23,711
Kasikornbank PCL, NVDR	196,600	989,714
Khon Kaen Sugar Industry PCL	192,600	14,379
Kiatnakin Bank PCL	19,400	42,709
Krung Thai Bank PCL	265,400	145,226
LH Financial Group PCL	709,300	32,200
LPN Development PCL	52,900	7,731
MCOT PCL (A)	42,500	13,830
Millcon Steel PCL	143,086	3,302
Polyplex Thailand PCL	81,900	39,606
Precious Shipping PCL (A)	39,300	9,950
Pruksa Holding PCL	78,800	38,885
PTT Exploration & Production PCL	175,600	728,799
PTT Global Chemical PCL	253,600	481,862
PTT PCL	840,300	1,232,968
Quality Houses PCL	438,500	37,445
Regional Container Lines PCL (A)	94,200	11,129
Rojana Industrial Park PCL	113,100	19,223
Saha-Union PCL	26,200	37,823
Sansiri PCL	1,026,866	37,297
SC Asset Corp. PCL	476,596	35,895
Siam Future Development PCL	167,749	29,603
Somboon Advance Technology PCL	51,300	26,708
Sri Trang Agro-Industry PCL	60,900	20,296
Srithai Superware PCL	283,000	6,798
Star Petroleum Refining PCL	153,100	54,623
STP & I PCL	21,600	4,857
Supalai PCL	119,100	71,007
Super Energy Corp. PCL	743,000	13,863
Syntec Construction PCL	156,500	9,807
Thai Airways International PCL (A)	61,300	14,004
Thai Oil PCL	118,700	275,912
Thai Stanley Electric PCL	700	4,206
Thanachart Capital PCL	37,300	66,552
The Siam Commercial Bank PCL	131,400	534,332
Thitikorn PCL	100	33
TMB Bank PCL	1,334,352	74,731
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
TPI Polene PCL	559,900	$26,149
True Corp. PCL	1,139,000	174,430
Univentures PCL	51,700	11,089
Vinythai PCL	9,700	8,168
		6,765,163
Turkey - 0.8%
Akbank T.A.S. (A)(B)	287,261	391,284
Enka Insaat ve Sanayi AS	63,349	68,388
Goldas Kuyumculuk Sanayi Ithalat Ve Bagli Ortakliklari (A)(D)	54,846	871
Gozde Girisim Sermayesi Yatirim Ortakligi AS (A)	35,592	30,770
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D (B)	77,523	34,670
NET Holding AS (A)	40,130	17,529
Trakya Cam Sanayii AS	83,945	49,355
Turk Hava Yollari AO (A)	80,925	196,581
Turkiye Garanti Bankasi AS (A)	363,224	680,254
Turkiye Halk Bankasi AS (A)	56,201	55,814
Turkiye Is Bankasi AS, Class C (A)	131,554	141,675
Turkiye Sinai Kalkinma Bankasi AS (A)	256,576	52,138
Turkiye Sise ve Cam Fabrikalari AS	13,576	12,021
Turkiye Vakiflar Bankasi TAO, Class D (A)	91,535	84,723
Uzel Makina Sanayii AS (A)(D)	22,930	0
Yapi ve Kredi Bankasi AS (A)	254,969	106,247
		1,922,320
Ukraine - 0.1%
Kernel Holding SA	9,824	117,061
United States - 0.0%
Nexteer Automotive Group, Ltd.	50,000	45,320
Textainer Group Holdings, Ltd. (A)	5,689	56,508
		101,828
TOTAL COMMON STOCKS (Cost $232,058,045)		$224,772,783
PREFERRED SECURITIES - 2.6%
Brazil - 2.5%
Banco ABC Brasil SA	9,474	47,680
Banco Bradesco SA	35,657	322,240
Banco do Estado do Rio Grande do Sul SA, B Shares	30,800	166,488
Cia Ferro Ligas da Bahia	5,956	29,729
Eucatex SA Industria e Comercio	4,200	8,699
Gerdau SA	120,676	602,880
Marcopolo SA	36,821	41,310
Petroleo Brasileiro SA	618,377	4,670,626
Usinas Siderurgicas de Minas Gerais SA, A Shares	15,010	35,695
		5,925,347
Colombia - 0.1%
Grupo Argos SA	23,975	98,461
Grupo de Inversiones Suramericana SA	15,647	139,466
		237,927
Panama - 0.0%
Avianca Holdings SA	41,390	22,853
South Korea - 0.0%
CJ Corp. (A)	285	17,843
TOTAL PREFERRED SECURITIES (Cost $4,833,696)		$6,203,970
RIGHTS - 0.0%
Excelsio Medical Company, Ltd. (Expiration Date: 1-10-20; Strike Price: TWD 45.00) (A)	1,879	558

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
RIGHTS (continued)
Piramal Enterprises, Ltd. (Expiration Date: 1-22-20; Strike Price: INR 1,300.00) (A)	1,012	$3,169
TOTAL RIGHTS (Cost $0)		$3,727
SHORT-TERM INVESTMENTS - 1.2%
Short-term funds - 1.2%
John Hancock Collateral Trust, 1.7338% (E)(F)	273,815	2,739,712
TOTAL SHORT-TERM INVESTMENTS (Cost $2,739,782)		$2,739,712
Total Investments (Emerging Markets Value Trust) (Cost $239,631,523) - 100.0%		$233,720,192
Other assets and liabilities, net - (0.0%)		(44,993)
TOTAL NET ASSETS - 100.0%		$233,675,199
Currency Abbreviations
Emerging Markets Value Trust (continued)
INR	Indian Rupee
TWD	New Taiwan Dollar
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 12-31-19.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI Emerging Markets Index Futures	27	Long	Mar 2020	$1,469,519	$1,510,110	$40,591
						$40,591
See Notes to financial statements regarding investment transactions and other derivatives information.
Equity Income Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.1%
Communication services – 6.1%
Diversified telecommunication services – 2.5%
AT&T, Inc.	102,664	$4,012,109
CenturyLink, Inc.	150,872	1,993,019
Telefonica SA	938,362	6,562,061
Verizon Communications, Inc.	481,959	29,592,283
		42,159,472
Entertainment – 0.5%
The Walt Disney Company	55,508	8,028,122
Media – 3.1%
Comcast Corp., Class A	429,588	19,318,572
Fox Corp., Class B	542,332	19,740,885
News Corp., Class A	997,957	14,111,112
		53,170,569
		103,358,163
Consumer discretionary – 2.4%
Hotels, restaurants and leisure – 1.2%
Las Vegas Sands Corp.	250,260	17,277,950
MGM Resorts International	103,646	3,448,302
		20,726,252
Leisure products – 0.5%
Mattel, Inc. (A)(B)	595,279	8,066,030
Multiline retail – 0.5%
Kohl's Corp. (B)	161,911	8,249,365
Specialty retail – 0.2%
L Brands, Inc. (B)	224,310	4,064,497
		41,106,144
Consumer staples – 8.0%
Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food and staples retailing – 0.7%
Walmart, Inc.	97,355	$11,569,668
Food products – 4.0%
Bunge, Ltd.	140,654	8,094,638
Conagra Brands, Inc.	679,630	23,270,531
Kellogg Company (B)	44,194	3,056,457
Tyson Foods, Inc., Class A	358,688	32,654,956
		67,076,582
Household products – 1.6%
Kimberly-Clark Corp.	194,110	26,699,831
Tobacco – 1.7%
Philip Morris International, Inc.	344,651	29,326,354
		134,672,435
Energy – 8.8%
Oil, gas and consumable fuels – 8.8%
Chevron Corp.	46,445	5,597,087
Equitrans Midstream Corp. (B)	131,969	1,763,106
Exxon Mobil Corp.	422,137	29,456,720
Hess Corp. (B)	74,434	4,972,936
Occidental Petroleum Corp.	486,159	20,034,612
Pioneer Natural Resources Company	66,153	10,013,580
Targa Resources Corp.	114,711	4,683,650
TC Energy Corp.	576,257	30,720,261
TOTAL SA	738,538	40,981,848
		148,223,800
Financials – 23.4%
Banks – 11.3%
Bank of America Corp.	28,945	1,019,443
Citigroup, Inc.	54,892	4,385,322

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Fifth Third Bancorp	841,861	$25,878,807
JPMorgan Chase & Co.	402,835	56,155,199
The PNC Financial Services Group, Inc.	121,091	19,329,756
U.S. Bancorp (B)	309,117	18,327,547
Wells Fargo & Company	1,226,593	65,990,704
		191,086,778
Capital markets – 5.0%
Franklin Resources, Inc.	323,379	8,401,386
Morgan Stanley	639,331	32,682,601
Northern Trust Corp.	53,011	5,631,889
Raymond James Financial, Inc.	70,089	6,270,162
State Street Corp.	344,952	27,285,703
The Bank of New York Mellon Corp.	99,903	5,028,118
		85,299,859
Diversified financial services – 0.5%
AXA Equitable Holdings, Inc.	354,396	8,781,933
Insurance – 6.6%
American International Group, Inc.	528,071	27,105,884
Chubb, Ltd.	202,269	31,485,193
Loews Corp. (B)	270,382	14,192,351
Marsh & McLennan Companies, Inc.	69,307	7,721,493
MetLife, Inc.	446,955	22,781,296
Willis Towers Watson PLC	42,775	8,637,984
		111,924,201
		397,092,771
Health care – 12.5%
Biotechnology – 1.8%
AbbVie, Inc.	156,447	13,851,817
Gilead Sciences, Inc.	256,705	16,680,691
		30,532,508
Health care equipment and supplies – 2.2%
Becton, Dickinson and Company	21,955	5,971,101
Medtronic PLC	220,355	24,999,275
Zimmer Biomet Holdings, Inc.	38,403	5,748,161
		36,718,537
Health care providers and services – 3.1%
Anthem, Inc.	79,427	23,989,337
CVS Health Corp.	386,546	28,716,502
		52,705,839
Pharmaceuticals – 5.4%
Allergan PLC	79,477	15,193,618
Bristol-Myers Squibb Company	115,411	7,408,232
GlaxoSmithKline PLC	259,468	6,096,726
Johnson & Johnson	256,575	37,426,595
Pfizer, Inc.	669,924	26,247,622
		92,372,793
		212,329,677
Industrials – 11.9%
Aerospace and defense – 3.3%
L3Harris Technologies, Inc.	127,653	25,258,699
The Boeing Company	86,786	28,271,407
United Technologies Corp.	23,295	3,488,659
		57,018,765
Air freight and logistics – 1.5%
United Parcel Service, Inc., Class B	214,996	25,167,432
Airlines – 1.4%
Alaska Air Group, Inc.	193,124	13,084,151
Delta Air Lines, Inc.	113,301	6,625,842
Southwest Airlines Company	63,784	3,443,060
		23,153,053
Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products – 0.8%
Johnson Controls International PLC	328,241	$13,362,691
Commercial services and supplies – 0.7%
Stericycle, Inc. (A)(B)	186,227	11,883,145
Electrical equipment – 0.9%
Emerson Electric Company	130,121	9,923,027
nVent Electric PLC	184,153	4,710,634
		14,633,661
Industrial conglomerates – 1.9%
General Electric Company	2,870,807	32,038,206
Machinery – 0.7%
Flowserve Corp.	17,087	850,420
PACCAR, Inc.	70,235	5,555,589
Snap-on, Inc.	38,554	6,531,048
		12,937,057
Professional services – 0.7%
Nielsen Holdings PLC	579,505	11,763,952
		201,957,962
Information technology – 8.0%
Communications equipment – 1.2%
Cisco Systems, Inc.	410,876	19,705,613
Electronic equipment, instruments and components – 0.2%
TE Connectivity, Ltd.	30,275	2,901,556
IT services – 0.5%
Cognizant Technology Solutions Corp., Class A	146,884	9,109,746
Semiconductors and semiconductor equipment – 4.4%
Applied Materials, Inc.	213,459	13,029,537
NXP Semiconductors NV	35,442	4,510,349
QUALCOMM, Inc.	486,769	42,947,629
Texas Instruments, Inc.	114,387	14,674,708
		75,162,223
Software – 1.5%
Microsoft Corp.	164,553	25,950,008
Technology hardware, storage and peripherals – 0.2%
Western Digital Corp.	51,735	3,283,620
		136,112,766
Materials – 4.4%
Chemicals – 3.3%
Akzo Nobel NV	25,409	2,594,867
CF Industries Holdings, Inc.	326,078	15,566,964
Corteva, Inc.	216,938	6,412,687
Dow, Inc.	251,452	13,761,968
DuPont de Nemours, Inc.	248,517	15,954,791
PPG Industries, Inc.	17,507	2,337,009
		56,628,286
Containers and packaging – 0.9%
International Paper Company	330,797	15,233,202
Metals and mining – 0.2%
Nucor Corp.	59,338	3,339,543
		75,201,031
Real estate – 3.5%
Equity real estate investment trusts – 3.5%
Equity Residential	190,334	15,401,827
Rayonier, Inc.	368,469	12,071,044
SL Green Realty Corp.	118,957	10,929,769
Weyerhaeuser Company	693,196	20,934,519
		59,337,159
Utilities – 7.1%

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities – 4.8%
Edison International	302,913	$22,842,669
Evergy, Inc.	10,481	682,208
NextEra Energy, Inc.	69,962	16,941,998
The Southern Company	632,317	40,278,593
		80,745,468
Multi-utilities – 2.3%
CenterPoint Energy, Inc.	246,503	6,722,137
NiSource, Inc.	843,157	23,473,491
Sempra Energy	55,567	8,417,289
		38,612,917
		119,358,385
TOTAL COMMON STOCKS (Cost $1,303,019,626)		$1,628,750,293
PREFERRED SECURITIES – 2.1%
Health care – 0.8%
Health care equipment and supplies – 0.8%
Becton, Dickinson and Company, 6.125%	218,508	14,303,534
Utilities – 1.3%
Electric utilities – 0.4%
The Southern Company, 6.750%	134,102	7,228,098
Multi-utilities – 0.7%
Sempra Energy, 6.000%	77,626	9,316,673
Sempra Energy, 6.750% (B)	24,765	2,948,769
		12,265,442
Water utilities – 0.2%
Aqua America, Inc., 6.000% (B)	43,096	2,687,036
		22,180,576
TOTAL PREFERRED SECURITIES (Cost $30,286,715)		$36,484,110
CONVERTIBLE BONDS - 0.2%
Financials - 0.2%
AXA SA 7.250%, 05/15/2021 (C)	$3,124,000	3,601,972
TOTAL CONVERTIBLE BONDS (Cost $3,124,000)		$3,601,972
SHORT-TERM INVESTMENTS – 3.1%
Short-term funds – 3.1%
John Hancock Collateral Trust, 1.7338% (D)(E)	2,788,726	27,903,159
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (D)	3,141,397	3,141,397
T. Rowe Price Government Reserve Fund, 1.5876% (D)	21,736,282	21,736,282
TOTAL SHORT-TERM INVESTMENTS (Cost $52,781,651)		$52,780,838
Total Investments (Equity Income Trust) (Cost $1,389,211,992) – 101.5%		$1,721,617,213
Other assets and liabilities, net – (1.5%)		(26,023,112)
TOTAL NET ASSETS – 100.0%		$1,695,594,101
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Financial Industries Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.7%
Financials – 82.2%
Banks – 45.0%
1st Source Corp.	18,561	$962,945
American Business Bank (A)	22,868	815,244
American River Bankshares	10,616	157,860
Ameris Bancorp	35,378	1,504,980
Atlantic Union Bankshares Corp.	47,713	1,791,623
Bank of America Corp.	149,139	5,252,676
Bank of Marin Bancorp	21,742	979,477
Baycom Corp. (A)	18,257	415,164
BOK Financial Corp.	22,853	1,997,352
Business First Bancshares, Inc.	11,516	287,094
California Bancorp, Inc. (A)	7,538	150,760
California Bancorp, Inc., PIPE (A)	5,116	99,762
Cambridge Bancorp	6,201	497,010
Citigroup, Inc.	70,115	5,601,487
Citizens Financial Group, Inc.	114,460	4,648,221
Coastal Financial Corp. (A)	25,954	427,462
Columbia Banking System, Inc.	50,638	2,060,207
Evans Bancorp, Inc.	14,809	593,841
First Horizon National Corp.	148,561	2,460,170
First Merchants Corp.	38,694	1,609,283
Flushing Financial Corp.	12,961	280,022
German American Bancorp, Inc.	14,642	521,548
Glacier Bancorp, Inc.	21,424	985,290
HBT Financial, Inc. (A)	28,559	542,335
Heritage Commerce Corp.	44,714	573,681
Heritage Financial Corp.	21,876	619,091
JPMorgan Chase & Co.	41,721	5,815,907
KeyCorp	141,125	2,856,370
Level One Bancorp, Inc.	15,125	380,545
Live Oak Bancshares, Inc.	4,088	77,713
M&T Bank Corp.	14,736	2,501,436
Metrocity Bankshares, Inc.	12,934	226,474
Nicolet Bankshares, Inc. (A)	10,816	798,762
Pacific Premier Bancorp, Inc.	24,125	786,596
PacWest Bancorp (B)	41,575	1,591,075
Pinnacle Financial Partners, Inc.	25,753	1,648,192
Red River Bancshares, Inc. (A)	1,805	101,188
Southern First Bancshares, Inc. (A)	9,675	411,091
Stock Yards Bancorp, Inc.	26,139	1,073,267
SVB Financial Group (A)	11,670	2,929,637
TCF Financial Corp.	30,146	1,410,833
The First Bancshares, Inc.	13,075	464,424
TriCo Bancshares	39,444	1,609,710
U.S. Bancorp	72,593	4,304,039
Western Alliance Bancorp	51,088	2,912,016
Zions Bancorp NA	62,472	3,243,546
		70,977,406
Capital markets – 9.3%
Ares Management Corp., Class A	79,948	2,853,344
Close Brothers Group PLC	81,617	1,728,649
E*TRADE Financial Corp.	23,605	1,070,959
Invesco, Ltd.	24,096	433,246
KKR & Company, Inc., Class A	97,476	2,843,375
The Blackstone Group, Inc., Class A	49,836	2,787,826
Tradeweb Markets, Inc., Class A	63,231	2,930,757
		14,648,156
Consumer finance – 3.5%
American Express Company	25,374	3,158,809
Discover Financial Services	28,751	2,438,660
		5,597,469
Diversified financial services – 6.3%
AXA Equitable Holdings, Inc.	117,320	2,907,190
Berkshire Hathaway, Inc., Class B (A)	11,589	2,624,909

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Financial Industries Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified financial services (continued)
Eurazeo SE	16,276	$1,117,202
Voya Financial, Inc.	52,987	3,231,147
		9,880,448
Insurance – 16.7%
Aon PLC	20,832	4,339,097
Arthur J. Gallagher & Company	29,866	2,844,139
Assured Guaranty, Ltd.	61,121	2,996,151
Chubb, Ltd.	15,792	2,458,182
Cincinnati Financial Corp.	21,389	2,249,053
Kinsale Capital Group, Inc. (B)	31,394	3,191,514
Lincoln National Corp.	26,033	1,536,207
Palomar Holdings, Inc. (A)	34,397	1,736,705
The Hanover Insurance Group, Inc.	20,847	2,849,159
Willis Towers Watson PLC	10,327	2,085,434
		26,285,641
Thrifts and mortgage finance – 1.4%
OP Bancorp	29,972	310,810
Provident Financial Services, Inc.	36,907	909,758
United Community Financial Corp.	91,224	1,063,672
		2,284,240
		129,673,360
Information technology – 7.7%
IT services – 7.7%
Adyen NV (A)(C)	3,202	2,633,951
EVERTEC, Inc.	20,817	708,611
Fiserv, Inc. (A)	10,174	1,176,420
Visa, Inc., Class A	25,292	4,752,367
WEX, Inc. (A)	13,980	2,928,251
		12,199,600
Real estate – 6.8%
Equity real estate investment trusts – 6.1%
Lexington Realty Trust	102,089	1,084,185
Monmouth Real Estate Investment Corp.	55,548	804,335
Nippon Prologis REIT, Inc.	458	1,166,485
Park Hotels & Resorts, Inc.	23,797	615,628
Plymouth Industrial REIT, Inc.	35,468	652,257
Prologis, Inc.	36,134	3,220,985
Rexford Industrial Realty, Inc.	22,713	1,037,303
Simon Property Group, Inc.	7,257	1,081,003
		9,662,181
Real estate management and development – 0.7%
VGP NV	10,215	1,006,365
		10,668,546
TOTAL COMMON STOCKS (Cost $124,220,864)		$152,541,506
Financial Industries Trust (continued)
	Shares or Principal Amount	Value
CONVERTIBLE BONDS - 0.6%
Financials - 0.6%
AXA SA 7.250%, 05/15/2021 (C)	$812,000	$936,236
TOTAL CONVERTIBLE BONDS (Cost $812,000)		$936,236
SHORT-TERM INVESTMENTS – 4.3%
U.S. Government Agency – 2.8%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	551,000	551,000
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	1,853,000	1,853,000
Federal Home Loan Mortgage Corp. Discount Note 1.050%, 01/02/2020 *	1,996,000	1,996,000
		4,400,000
Short-term funds – 1.4%
John Hancock Collateral Trust, 1.7338% (D)(E)	212,575	2,126,965
Repurchase agreement – 0.1%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $151,005 on 1-2-20, collateralized by $155,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $156,387)	$151,000	151,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,677,836)		$6,677,965
Total Investments (Financial Industries Trust) (Cost $131,710,700) – 101.6%		$160,155,707
Other assets and liabilities, net – (1.6%)		(2,463,021)
TOTAL NET ASSETS – 100.0%		$157,692,686
Security Abbreviations and Legend
PIPE	Private Investment in Public Equity
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	450,000	USD	498,925	CITI	2/12/2020	$7,097	—
EUR	240,000	USD	270,041	MSCS	2/12/2020	—	$(163)
EUR	580,000	USD	644,499	RBC	2/12/2020	7,706	—
GBP	60,000	USD	73,816	CITI	2/12/2020	5,750	—
GBP	90,000	USD	116,065	JPM	2/12/2020	3,283	—
JPY	15,350,000	USD	142,151	CITI	2/12/2020	—	(600)
JPY	6,780,000	USD	62,193	MSCS	2/12/2020	329	—
NOK	320,000	USD	34,807	GSI	2/12/2020	1,648	—
NOK	680,000	USD	74,468	JPM	2/12/2020	2,999	—
The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Financial Industries Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
NOK	5,270,000	USD	575,948	MSCS	2/12/2020	$24,425	—
NOK	5,300,000	USD	579,008	SSB	2/12/2020	24,783	—
NOK	1,940,000	USD	211,275	TD	2/12/2020	9,736	—
USD	288,710	EUR	260,000	JPM	2/12/2020	—	$(3,658)
USD	5,378,590	EUR	4,820,000	RBC	2/12/2020	—	(41,462)
USD	503,314	EUR	450,000	SSB	2/12/2020	—	(2,707)
USD	1,699,792	GBP	1,360,000	CITI	2/12/2020	—	(103,700)
USD	92,279	GBP	70,000	JPM	2/12/2020	—	(548)
USD	64,620	GBP	50,000	RBC	2/12/2020	—	(1,685)
USD	112,171	JPY	12,110,000	MSCS	2/12/2020	497	—
USD	1,329,043	JPY	140,570,000	SSB	2/12/2020	32,764	—
USD	72,232	NOK	670,000	CITI	2/12/2020	—	(4,097)
USD	1,336,044	NOK	12,020,000	MSCS	2/12/2020	—	(33,309)
USD	91,697	NOK	820,000	TD	2/12/2020	—	(1,720)
						$121,017	$(193,649)
Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
USD	U.S. Dollar
Derivatives Abbreviations
CITI	Citibank, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
RBC	Royal Bank of Canada
SSB	State Street Bank and Trust Company
TD	The Toronto-Dominion Bank

See Notes to financial statements regarding investment transactions and other derivatives information.
Fundamental All Cap Core Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.3%
Communication services – 16.9%
Entertainment – 2.9%
Liberty Media Corp.-Liberty Formula One, Series C (A)	1,210,244	$55,628,865
Interactive media and services – 14.0%
Alphabet, Inc., Class A (A)	67,520	90,435,613
CarGurus, Inc. (A)	1,190,404	41,878,413
Facebook, Inc., Class A (A)	516,359	105,982,685
Twitter, Inc. (A)	714,836	22,910,494
		261,207,205
		316,836,070
Consumer discretionary – 21.2%
Household durables – 7.5%
Lennar Corp., A Shares	1,164,809	64,984,694
NVR, Inc. (A)	8,173	31,126,135
Tempur Sealy International, Inc. (A)	500,645	43,586,154
		139,696,983
Internet and direct marketing retail – 7.9%
Amazon.com, Inc. (A)	79,824	147,501,980
Leisure products – 2.1%
Polaris, Inc.	393,110	39,979,287
Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Multiline retail – 1.0%
Dollar Tree, Inc. (A)	202,349	$19,030,923
Specialty retail – 1.2%
Group 1 Automotive, Inc.	218,292	21,829,200
Textiles, apparel and luxury goods – 1.5%
Ralph Lauren Corp.	132,805	15,567,402
Salvatore Ferragamo SpA	631,524	13,292,254
		28,859,656
		396,898,029
Consumer staples – 4.9%
Beverages – 3.7%
Anheuser-Busch InBev SA, ADR	591,170	48,499,587
Diageo PLC, ADR	126,401	21,288,456
		69,788,043
Food products – 1.2%
The Hain Celestial Group, Inc. (A)	852,683	22,131,387
		91,919,430
Energy – 6.3%
Energy equipment and services – 2.1%
Baker Hughes Company	1,077,875	27,625,936
National Oilwell Varco, Inc.	458,076	11,474,804
		39,100,740

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels – 4.2%
Cheniere Energy, Inc. (A)	844,494	$51,573,249
Kinder Morgan, Inc.	500,376	10,592,960
Suncor Energy, Inc.	507,216	16,636,685
		78,802,894
		117,903,634
Financials – 19.0%
Banks – 11.9%
Bank of America Corp.	2,620,491	92,293,693
Citigroup, Inc.	1,164,849	93,059,787
First Hawaiian, Inc.	1,271,136	36,672,274
		222,025,754
Capital markets – 5.4%
Morgan Stanley	1,253,809	64,094,716
The Goldman Sachs Group, Inc.	161,270	37,080,811
		101,175,527
Consumer finance – 1.7%
American Express Company	123,821	15,414,476
Synchrony Financial	442,458	15,932,913
		31,347,389
		354,548,670
Health care – 5.6%
Biotechnology – 3.4%
Alnylam Pharmaceuticals, Inc. (A)	119,530	13,766,270
Amgen, Inc.	155,750	37,546,653
Moderna, Inc. (A)	626,013	12,244,814
		63,557,737
Health care equipment and supplies – 1.3%
Hologic, Inc. (A)	464,567	24,255,043
Health care providers and services – 0.9%
Anthem, Inc.	53,672	16,210,554
		104,023,334
Industrials – 7.1%
Electrical equipment – 1.8%
Regal Beloit Corp.	177,538	15,199,028
Sensata Technologies Holding PLC (A)	344,886	18,579,009
		33,778,037
Industrial conglomerates – 1.4%
Roper Technologies, Inc.	71,185	25,215,863
Machinery – 0.5%
The Manitowoc Company, Inc. (A)	503,955	8,819,213
Professional services – 2.2%
IHS Markit, Ltd. (A)	545,089	41,072,454
Trading companies and distributors – 1.2%
United Rentals, Inc. (A)	139,275	23,226,892
		132,112,459
Information technology – 14.8%
Semiconductors and semiconductor equipment – 1.8%
Analog Devices, Inc.	97,138	11,543,880
NVIDIA Corp.	89,773	21,123,587
		32,667,467
Software – 5.6%
Microsoft Corp.	249,365	39,324,861
salesforce.com, Inc. (A)	224,452	36,504,873
Workday, Inc., Class A (A)	177,158	29,133,633
		104,963,367
Technology hardware, storage and peripherals – 7.4%
Apple, Inc.	402,116	118,081,363
Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
Samsung Electronics Company, Ltd.	430,133	$20,726,751
		138,808,114
		276,438,948
Real estate – 3.5%
Equity real estate investment trusts – 2.8%
American Tower Corp.	224,312	51,551,384
Real estate management and development – 0.7%
Five Point Holdings LLC, Class A (A)	1,945,443	13,520,829
		65,072,213
TOTAL COMMON STOCKS (Cost $1,291,017,406)		$1,855,752,787
SHORT-TERM INVESTMENTS – 0.7%
U.S. Government Agency – 0.6%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	$1,392,000	1,392,000
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	4,682,000	4,682,000
Federal Home Loan Mortgage Corp. Discount Note 1.050%, 01/02/2020 *	5,044,000	5,044,000
		11,118,000
Repurchase agreement – 0.1%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $973,081 on 1-2-20, collateralized by $987,455 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $992,641)	973,000	973,000
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $385,012 on 1-2-20, collateralized by $390,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $393,490)	385,000	385,000
		1,358,000
TOTAL SHORT-TERM INVESTMENTS (Cost $12,475,651)		$12,476,000
Total Investments (Fundamental All Cap Core Trust) (Cost $1,303,493,057) – 100.0%		$1,868,228,787
Other assets and liabilities, net – (0.0%)		(340,027)
TOTAL NET ASSETS – 100.0%		$1,867,888,760
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Fundamental Large Cap Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%
Communication services – 7.6%
Entertainment – 1.3%
The Walt Disney Company	59,142	$8,553,707
Interactive media and services – 2.2%
Alphabet, Inc., Class A (A)	11,087	14,849,817
Media – 4.1%
Comcast Corp., Class A	272,437	12,251,492
Fox Corp., Class A	80,703	2,991,660

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
Fox Corp., Class B	318,001	$11,575,236
		26,818,388
		50,221,912
Consumer discretionary – 6.8%
Household durables – 4.5%
Lennar Corp., A Shares	417,500	23,292,325
Tempur Sealy International, Inc. (A)	78,319	6,818,452
		30,110,777
Internet and direct marketing retail – 1.7%
eBay, Inc.	316,505	11,428,996
Specialty retail – 0.6%
Group 1 Automotive, Inc.	39,692	3,969,200
		45,508,973
Consumer staples – 7.5%
Beverages – 5.7%
Anheuser-Busch InBev SA, ADR	116,872	9,588,179
Heineken Holding NV	171,978	16,714,961
PepsiCo, Inc.	84,438	11,540,141
		37,843,281
Food products – 1.8%
Danone SA	142,466	11,831,218
		49,674,499
Energy – 8.8%
Energy equipment and services – 1.4%
Baker Hughes Company	354,565	9,087,501
Oil, gas and consumable fuels – 7.4%
Cheniere Energy, Inc. (A)	100,547	6,140,405
Chevron Corp.	134,026	16,151,473
Kinder Morgan, Inc.	880,788	18,646,282
Suncor Energy, Inc.	259,968	8,526,950
		49,465,110
		58,552,611
Financials – 28.2%
Banks – 15.3%
Bank of America Corp.	962,835	33,911,049
Citigroup, Inc.	433,196	34,608,028
JPMorgan Chase & Co.	192,340	26,812,196
Wells Fargo & Company	122,381	6,584,098
		101,915,371
Capital markets – 6.9%
KKR & Company, Inc., Class A	235,877	6,880,532
Morgan Stanley	407,517	20,832,269
The Goldman Sachs Group, Inc.	79,072	18,181,025
		45,893,826
Consumer finance – 3.9%
American Express Company	150,109	18,687,069
Synchrony Financial	202,164	7,279,926
		25,966,995
Diversified financial services – 2.1%
Berkshire Hathaway, Inc., Class B (A)	60,715	13,751,948
		187,528,140
Health care – 15.7%
Biotechnology – 2.1%
Amgen, Inc.	18,986	4,576,955
Gilead Sciences, Inc.	140,509	9,130,275
		13,707,230
Health care equipment and supplies – 7.3%
Danaher Corp.	193,006	29,622,561
Hologic, Inc. (A)	146,317	7,639,211
Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Zimmer Biomet Holdings, Inc.	77,299	$11,570,114
		48,831,886
Health care providers and services – 1.5%
UnitedHealth Group, Inc.	33,494	9,846,566
Pharmaceuticals – 4.8%
Allergan PLC	89,130	17,038,982
Merck & Company, Inc.	160,602	14,606,752
		31,645,734
		104,031,416
Industrials – 9.5%
Aerospace and defense – 4.2%
L3Harris Technologies, Inc.	48,905	9,676,832
United Technologies Corp.	121,823	18,244,212
		27,921,044
Machinery – 2.3%
Parker-Hannifin Corp.	74,474	15,328,239
Road and rail – 1.8%
Union Pacific Corp.	66,827	12,081,653
Trading companies and distributors – 1.2%
United Rentals, Inc. (A)	48,038	8,011,297
		63,342,233
Information technology – 14.6%
Communications equipment – 1.4%
Cisco Systems, Inc.	193,063	9,259,301
IT services – 0.8%
Cognizant Technology Solutions Corp., Class A	83,719	5,192,252
Software – 6.6%
Microsoft Corp.	206,870	32,623,399
Oracle Corp.	208,657	11,054,648
		43,678,047
Technology hardware, storage and peripherals – 5.8%
Apple, Inc.	106,493	31,271,669
Samsung Electronics Company, Ltd.	155,570	7,496,427
		38,768,096
		96,897,696
Materials – 1.2%
Chemicals – 1.2%
LyondellBasell Industries NV, Class A	83,765	7,914,121
TOTAL COMMON STOCKS (Cost $482,013,129)		$663,671,601
SHORT-TERM INVESTMENTS – 0.5%
U.S. Government Agency – 0.4%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	$362,000	362,000
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	1,218,000	1,218,000
Federal Home Loan Mortgage Corp. Discount Note 1.050%, 01/02/2020 *	1,312,000	1,312,000
		2,892,000

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement – 0.1%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $253,021 on 1-2-20, collateralized by $256,742 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $258,091)	$253,000	$253,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,144,909)		$3,145,000
Total Investments (Fundamental Large Cap Value Trust) (Cost $485,158,038) – 100.4%		$666,816,601
Other assets and liabilities, net – (0.4%)		(2,829,168)
TOTAL NET ASSETS – 100.0%		$663,987,433
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Global Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 92.2%
Canada - 2.3%
Husky Energy, Inc.	120,630	$967,976
Wheaton Precious Metals Corp.	116,478	3,465,950
		4,433,926
China - 3.2%
Baidu, Inc., ADR (A)	12,330	1,558,512
China Life Insurance Company, Ltd., H Shares	910,260	2,532,032
China Telecom Corp., Ltd., ADR	44,110	1,816,891
China Telecom Corp., Ltd., H Shares	309,300	127,428
		6,034,863
Denmark - 1.0%
A.P. Moller - Maersk A/S, Series B	1,270	1,832,390
France - 8.7%
BNP Paribas SA	87,888	5,223,919
Cie de Saint-Gobain	28,780	1,179,003
Credit Agricole SA	184,098	2,678,886
Sanofi	44,494	4,468,439
Veolia Environnement SA	106,600	2,836,463
		16,386,710
Germany - 7.0%
Bayer AG	52,240	4,246,956
Deutsche Telekom AG	55,770	911,408
E.ON SE (B)	246,735	2,636,839
Merck KGaA	16,042	1,891,260
Siemens AG	26,789	3,498,433
		13,184,896
Hong Kong - 4.9%
China Mobile, Ltd.	247,250	2,089,227
CK Asset Holdings, Ltd.	191,130	1,379,237
CK Hutchison Holdings, Ltd.	406,290	3,874,173
Kunlun Energy Company, Ltd.	988,970	873,695
Sun Hung Kai Properties, Ltd.	67,000	1,026,097
		9,242,429
India - 1.3%
Bharti Airtel, Ltd. (A)	205,642	1,313,841
Hero MotoCorp, Ltd.	32,200	1,103,707
		2,417,548
Global Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Ireland - 0.4%
Bank of Ireland Group PLC	138,600	$762,803
Israel - 0.7%
Teva Pharmaceutical Industries, Ltd., ADR (A)(B)	145,360	1,424,528
Italy - 1.4%
Eni SpA	170,472	2,647,652
Japan - 10.0%
Kirin Holdings Company, Ltd.	80,100	1,748,310
Kyocera Corp.	12,900	879,209
Mitsui Fudosan Company, Ltd.	91,210	2,229,166
Panasonic Corp.	355,570	3,334,958
Seven & i Holdings Company, Ltd.	54,500	1,997,721
Sumitomo Mitsui Financial Group, Inc.	70,120	2,589,908
Suntory Beverage & Food, Ltd.	40,300	1,682,471
Takeda Pharmaceutical Company, Ltd.	109,530	4,332,155
		18,793,898
Luxembourg - 1.6%
SES SA	214,423	3,013,868
Netherlands - 4.2%
Aegon NV (B)	163,978	750,631
ING Groep NV	327,126	3,932,861
Royal Dutch Shell PLC, B Shares	112,445	3,337,803
		8,021,295
Singapore - 2.2%
Singapore Telecommunications, Ltd.	1,638,790	4,108,641
South Korea - 3.9%
KB Financial Group, Inc., ADR	68,748	2,844,105
Samsung Electronics Company, Ltd.	92,890	4,476,079
		7,320,184
Spain - 0.7%
Telefonica SA	194,844	1,362,571
Switzerland - 3.5%
Novartis AG	7,450	705,438
Roche Holding AG	15,162	4,927,693
UBS Group AG (A)	77,313	975,643
		6,608,774
Thailand - 1.1%
Bangkok Bank PCL	345,970	1,840,916
Bangkok Bank PCL, NVDR	28,800	153,673
		1,994,589
United Kingdom - 8.0%
Barclays PLC	980,163	2,337,190
BP PLC	552,738	3,477,191
HSBC Holdings PLC	74,566	583,410
Kingfisher PLC	984,959	2,835,449
Standard Chartered PLC	265,965	2,506,229
Vodafone Group PLC	1,687,128	3,275,369
		15,014,838
United States - 26.1%
Allergan PLC	30,508	5,832,214
AmerisourceBergen Corp.	8,689	738,736
Apache Corp.	112,670	2,883,225
Capital One Financial Corp.	3,617	372,225
Cardinal Health, Inc.	16,678	843,573
Citigroup, Inc.	46,611	3,723,753
Comcast Corp., Class A	43,526	1,957,364
CommScope Holding Company, Inc. (A)	10,591	150,286
Exxon Mobil Corp.	39,260	2,739,563
Gilead Sciences, Inc.	65,720	4,270,486
Kellogg Company (B)	69,209	4,786,494
Mattel, Inc. (A)(B)	152,960	2,072,608

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United States (continued)
Navistar International Corp. (A)(B)	54,250	$1,569,995
Oracle Corp.	57,361	3,038,986
The Kroger Company	146,147	4,236,802
United Parcel Service, Inc., Class B	15,342	1,795,935
Verizon Communications, Inc.	23,717	1,456,224
Walgreens Boots Alliance, Inc.	78,690	4,639,562
Wells Fargo & Company	40,878	2,199,236
		49,307,267
TOTAL COMMON STOCKS (Cost $174,848,926)		$173,913,670
SHORT-TERM INVESTMENTS - 7.5%
U.S. Government Agency - 4.4%
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	$8,300,000	8,300,000
Short-term funds - 3.1%
John Hancock Collateral Trust, 1.7338% (C)(D)	578,896	5,792,264
TOTAL SHORT-TERM INVESTMENTS (Cost $14,092,153)		$14,092,264
Total Investments (Global Trust) (Cost $188,941,079) - 99.7%		$188,005,934
Other assets and liabilities, net - 0.3%		522,975
TOTAL NET ASSETS - 100.0%		$188,528,909
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Health Sciences Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.5%
Consumer discretionary – 0.1%
Specialty retail – 0.1%
JAND, Inc., Class A (A)(B)(C)	14,867	$269,985
Health care – 98.0%
Biotechnology – 35.1%
AbbVie, Inc.	54,320	4,809,493
Abcam PLC	25,909	464,955
ACADIA Pharmaceuticals, Inc. (C)	76,472	3,271,472
Acceleron Pharma, Inc. (C)	21,127	1,120,154
Acerta Pharma BV, Class B (A)(B)(C)	4,276,305	395,986
Adverum Biotechnologies, Inc. (C)	22,100	254,592
Agios Pharmaceuticals, Inc. (C)	10,137	484,042
Aimmune Therapeutics, Inc. (C)	27,035	904,861
Akero Therapeutics, Inc. (C)	4,103	91,066
Alexion Pharmaceuticals, Inc. (C)	32,931	3,561,488
Alkermes PLC (C)	19,633	400,513
Allakos, Inc. (C)	2,614	249,271
Allogene Therapeutics, Inc. (C)	7,797	202,566
Alnylam Pharmaceuticals, Inc. (C)	20,572	2,369,277
Amarin Corp. PLC, ADR (C)	70,458	1,510,620
Amgen, Inc.	27,600	6,653,532
Apellis Pharmaceuticals, Inc. (C)	8,535	261,342
Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Ardelyx, Inc. (C)	22,114	$165,966
Argenx SE, ADR (C)	16,340	2,622,897
Ascendis Pharma A/S, ADR (C)	24,318	3,383,120
Assembly Biosciences, Inc. (C)	6,774	138,596
Autolus Therapeutics PLC, ADR (C)	6,426	84,823
Avrobio, Inc. (C)	4,793	96,483
BeiGene, Ltd., ADR (C)	5,423	898,916
Biogen, Inc. (C)	10,529	3,124,270
BioMarin Pharmaceutical, Inc. (C)	22,693	1,918,693
Bluebird Bio, Inc. (C)	11,834	1,038,434
Blueprint Medicines Corp. (C)	13,713	1,098,548
ChemoCentryx, Inc. (C)	800	31,640
Constellation Pharmaceuticals, Inc. (C)	6,600	310,926
Cortexyme, Inc. (C)	900	50,526
CRISPR Therapeutics AG (C)	5,214	317,559
Deciphera Pharmaceuticals, Inc. (C)	11,218	698,208
Denali Therapeutics, Inc. (C)	9,400	163,748
Dicerna Pharmaceuticals, Inc. (C)	26,978	594,325
Enanta Pharmaceuticals, Inc. (C)	9,923	613,043
Epizyme, Inc. (C)	11,913	293,060
Exact Sciences Corp. (C)	24,802	2,293,689
Exelixis, Inc. (C)	40,317	710,386
Fate Therapeutics, Inc. (C)	10,703	209,458
FibroGen, Inc. (C)	15,647	671,100
Forty Seven, Inc. (C)	5,289	208,228
G1 Therapeutics, Inc. (C)	10,107	267,128
Galapagos NV (C)	4,545	946,485
Global Blood Therapeutics, Inc. (C)	23,537	1,870,956
Gritstone Oncology, Inc. (C)	3,200	28,704
Homology Medicines, Inc. (C)	14,662	303,503
IGM Biosciences, Inc. (C)	7,954	303,525
Immunomedics, Inc. (C)	26,669	564,316
Incyte Corp. (C)	28,184	2,461,027
Insmed, Inc. (C)	17,417	415,918
Intercept Pharmaceuticals, Inc. (C)	5,247	650,208
Ionis Pharmaceuticals, Inc. (C)	12,770	771,436
Iovance Biotherapeutics, Inc. (C)	52,314	1,448,052
Kadmon Holdings, Inc. (C)	37,754	171,026
Karuna Therapeutics, Inc. (C)	9,447	711,737
Karyopharm Therapeutics, Inc. (C)	1,500	28,755
Kodiak Sciences, Inc. (C)	24,033	1,729,174
Krystal Biotech, Inc. (C)	7,889	436,893
Minerva Neurosciences, Inc. (C)	19,876	141,318
Mirati Therapeutics, Inc. (C)	9,200	1,185,512
Moderna, Inc. (C)	2,184	42,719
Momenta Pharmaceuticals, Inc. (C)	20,165	397,855
MorphoSys AG (C)	2,100	297,067
Myovant Sciences, Ltd. (C)	169	2,623
Neurocrine Biosciences, Inc. (C)	29,764	3,199,332
Orchard Therapeutics PLC, ADR (C)	25,331	348,301
PhaseBio Pharmaceuticals, Inc. (C)	15,205	92,903
Principia Biopharma, Inc. (C)	7,778	426,079
Progenics Pharmaceuticals, Inc. (C)	36,900	187,821
PTC Therapeutics, Inc. (C)	23,228	1,115,641
Puma Biotechnology, Inc. (C)	11,400	99,750
Radius Health, Inc. (C)	13,791	278,027
RAPT Therapeutics, Inc. (C)	8,390	231,648
Regeneron Pharmaceuticals, Inc. (C)	9,691	3,638,777
REGENXBIO, Inc. (C)	7,500	307,275
Rhythm Pharmaceuticals, Inc. (C)	7,891	181,177
Rocket Pharmaceuticals, Inc. (C)	19,174	436,400
Sage Therapeutics, Inc. (C)	21,912	1,581,827
Sarepta Therapeutics, Inc. (C)	17,068	2,202,455
Scholar Rock Holding Corp. (C)	5,587	73,637
Seattle Genetics, Inc. (C)	28,575	3,264,980

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Stoke Therapeutics, Inc. (C)	7,038	$199,316
Translate Bio, Inc. (C)	2,800	22,792
Turning Point Therapeutics, Inc. (C)	7,418	462,067
Ultragenyx Pharmaceutical, Inc. (C)	16,705	713,471
UniQure NV (C)	1,500	107,490
Vertex Pharmaceuticals, Inc. (C)	52,257	11,441,670
Xencor, Inc. (C)	20,834	716,481
Zai Lab, Ltd., ADR (C)	3,797	157,917
Zealand Pharma A/S, ADR (C)	3,482	115,602
Zymeworks, Inc. (C)	11,869	539,565
		96,060,210
Health care equipment and supplies – 23.3%
ABIOMED, Inc. (C)	4,100	699,419
Alcon, Inc. (C)	33,308	1,886,619
AtriCure, Inc. (C)	12,700	412,877
Becton, Dickinson and Company	41,808	11,370,522
Boston Scientific Corp. (C)	9,800	443,156
Danaher Corp.	36,639	5,623,354
DexCom, Inc. (C)	10,810	2,364,579
DiaSorin SpA	6,689	866,279
Envista Holdings Corp. (C)	51,705	1,532,522
GenMark Diagnostics, Inc. (C)	34,260	164,791
Hologic, Inc. (C)	61,100	3,190,031
ICU Medical, Inc. (C)	4,325	809,294
Insulet Corp. (C)	6,700	1,147,040
Intuitive Surgical, Inc. (C)	21,660	12,804,309
iRhythm Technologies, Inc. (C)	6,282	427,741
Lantheus Holdings, Inc. (C)	22,144	454,173
Nevro Corp. (C)	12,640	1,485,706
Novocure, Ltd. (C)	9,976	840,678
NuVasive, Inc. (C)	2,400	185,616
Penumbra, Inc. (C)	7,729	1,269,643
Quidel Corp. (C)	17,829	1,337,710
Shockwave Medical, Inc. (C)	4,275	187,758
SI-BONE, Inc. (C)	5,610	120,615
Silk Road Medical, Inc. (C)	1,823	73,613
SmileDirectClub, Inc. (C)	6,427	56,172
Stryker Corp.	33,309	6,992,891
Tandem Diabetes Care, Inc. (C)	4,400	262,284
Teleflex, Inc.	6,435	2,422,391
The Cooper Companies, Inc.	5,835	1,874,727
West Pharmaceutical Services, Inc.	10,953	1,646,564
Zimmer Biomet Holdings, Inc.	6,550	980,404
		63,933,478
Health care providers and services – 15.8%
Acadia Healthcare Company, Inc. (C)	11,400	378,708
Amedisys, Inc. (C)	4,807	802,384
Anthem, Inc.	11,426	3,450,995
Centene Corp. (C)	80,757	5,077,193
Cigna Corp.	25,686	5,252,530
Exagen, Inc. (C)	9,151	232,435
Guardant Health, Inc. (C)	6,194	483,999
HCA Healthcare, Inc.	35,932	5,311,109
Humana, Inc.	12,489	4,577,468
Molina Healthcare, Inc. (C)	12,809	1,738,053
Option Care Health, Inc. (C)	15,039	56,095
The Pennant Group, Inc. (C)	11,681	386,291
UnitedHealth Group, Inc.	50,019	14,704,585
WellCare Health Plans, Inc. (C)	2,157	712,263
		43,164,108
Health care technology – 0.3%
HTG Molecular Diagnostics, Inc. (C)	34,959	24,538
Phreesia, Inc. (C)	6,466	172,254
Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care technology (continued)
Veeva Systems, Inc., Class A (C)	4,100	$576,706
		773,498
Life sciences tools and services – 8.6%
10X Genomics, Inc., Class A (C)	3,636	277,245
Adaptive Biotechnologies Corp. (C)	7,752	231,940
Agilent Technologies, Inc.	53,107	4,530,558
Avantor, Inc. (C)	86,604	1,571,863
Bruker Corp.	30,002	1,529,202
Evotec SE (C)	14,308	368,882
Illumina, Inc. (C)	3,426	1,136,541
Lonza Group AG (C)	1,949	711,009
Mettler-Toledo International, Inc. (C)	1,196	948,763
PRA Health Sciences, Inc. (C)	7,608	845,629
QIAGEN NV (C)	4,600	155,480
Quanterix Corp. (C)	18,700	441,881
Thermo Fisher Scientific, Inc.	32,100	10,428,327
Wuxi Biologics Cayman, Inc. (C)(D)	29,500	373,630
		23,550,950
Pharmaceuticals – 14.9%
Astellas Pharma, Inc.	59,300	1,012,250
AstraZeneca PLC, ADR	81,108	4,044,045
Axsome Therapeutics, Inc. (C)	12,221	1,263,163
Bayer AG	13,412	1,090,350
Bristol-Myers Squibb Company	72,452	4,650,694
Cara Therapeutics, Inc. (C)	23,727	382,242
Catalent, Inc. (C)	14,481	815,280
Chugai Pharmaceutical Company, Ltd.	20,700	1,906,371
Daiichi Sankyo Company, Ltd.	33,900	2,238,900
Eisai Company, Ltd.	7,700	576,160
Elanco Animal Health, Inc. (C)	22,308	656,971
Eli Lilly & Company	35,950	4,724,909
GW Pharmaceuticals PLC, ADR (C)	5,377	562,219
Intra-Cellular Therapies, Inc. (C)	9,700	332,807
Ipsen SA	5,159	457,947
Menlo Therapeutics, Inc. (C)	9,800	45,472
Merck & Company, Inc.	58,816	5,349,315
Milestone Pharmaceuticals, Inc. (C)	12,804	204,992
MyoKardia, Inc. (C)	14,745	1,074,689
Nektar Therapeutics (C)	9,600	207,216
Novartis AG	20,488	1,940,000
Odonate Therapeutics, Inc. (C)	9,305	301,947
Otsuka Holdings Company, Ltd.	2,900	129,265
Perrigo Company PLC	267	13,793
Reata Pharmaceuticals, Inc., Class A (C)	8,104	1,656,701
Relmada Therapeutics, Inc. (C)	2,109	82,251
Roche Holding AG	10,104	3,283,827
Supernus Pharmaceuticals, Inc. (C)	601	14,256
Tricida, Inc. (C)	26,299	992,524
WaVe Life Sciences, Ltd. (C)	5,914	47,401
Zeneca, Inc. (B)(C)	13,151	8,088
Zogenix, Inc. (C)	12,583	655,952
		40,721,997
		268,204,241
Industrials – 0.4%
Industrial conglomerates – 0.4%
General Electric Company	93,200	1,040,112
TOTAL COMMON STOCKS (Cost $191,636,473)		$269,514,338
PREFERRED SECURITIES – 1.0%
Consumer discretionary – 0.2%
Specialty retail – 0.2%
JAND, Inc., Series D (A)(B)(C)	33,198	602,876
Health care – 0.7%

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Health care equipment and supplies – 0.7%
Becton, Dickinson and Company, 6.125%	9,988	$653,814
Sartorius AG	5,386	1,151,321
		1,805,135
Information technology – 0.1%
Software – 0.1%
Doximity, Inc. (A)(B)(C)	31,611	404,621
TOTAL PREFERRED SECURITIES (Cost $1,823,576)		$2,812,632
RIGHTS – 0.0%
Bristol-Myers Squibb Company (Expiration Date: 3-31-21) (C)(E)	53,996	162,528
TOTAL RIGHTS (Cost $123,481)		$162,528
SHORT-TERM INVESTMENTS – 0.4%
Short-term funds – 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (F)	500,000	500,000
T. Rowe Price Government Reserve Fund, 1.5876% (F)	649,004	649,004
TOTAL SHORT-TERM INVESTMENTS (Cost $1,149,004)		$1,149,004
Total Investments (Health Sciences Trust) (Cost $194,732,534) – 99.9%		$273,638,502
Other assets and liabilities, net – 0.1%		144,428
TOTAL NET ASSETS – 100.0%		$273,782,930
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	Non-income producing security.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 12-31-19.
International Equity Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 97.7%
Argentina - 0.0%
Banco Macro SA, ADR (A)	1,600	$58,000
Globant SA (B)	1,200	127,260
Grupo Financiero Galicia SA, ADR	3,700	60,051
Pampa Energia SA, ADR (A)(B)	2,300	37,789
YPF SA, ADR	6,300	72,954
		356,054
Australia - 4.7%
AGL Energy, Ltd.	24,640	354,658
Alumina, Ltd.	94,472	152,592
AMP, Ltd.	145,968	196,356
APA Group	44,410	345,707
Aristocrat Leisure, Ltd.	22,933	541,887
ASX, Ltd.	7,786	428,698
Aurizon Holdings, Ltd.	76,706	281,505
AusNet Services	80,027	95,431
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Australia & New Zealand Banking Group, Ltd.	108,919	$1,878,414
Bendigo & Adelaide Bank, Ltd.	18,165	124,645
BHP Group PLC	78,199	1,832,521
BHP Group, Ltd.	112,981	3,093,678
BlueScope Steel, Ltd.	20,070	212,573
Boral, Ltd.	42,857	134,832
Brambles, Ltd.	63,488	522,551
Caltex Australia, Ltd.	9,411	224,399
Challenger, Ltd.	22,963	130,671
CIMIC Group, Ltd.	3,702	86,070
Coca-Cola Amatil, Ltd.	21,130	164,088
Cochlear, Ltd.	2,361	372,108
Coles Group, Ltd.	45,471	473,342
Commonwealth Bank of Australia	67,708	3,798,268
Computershare, Ltd.	16,916	199,438
Crown Resorts, Ltd.	14,067	118,602
CSL, Ltd.	17,339	3,361,719
Dexus	39,487	325,048
Flight Centre Travel Group, Ltd.	2,493	77,109
Fortescue Metals Group, Ltd.	54,593	411,541
Goodman Group	64,495	606,071
Harvey Norman Holdings, Ltd.	19,515	55,737
Incitec Pivot, Ltd.	65,708	146,797
Insurance Australia Group, Ltd.	92,277	495,815
Lendlease Group	20,344	251,523
Macquarie Group, Ltd.	12,546	1,215,008
Magellan Financial Group, Ltd.	4,432	177,568
Medibank Pvt., Ltd.	99,625	220,791
Mirvac Group	141,329	316,336
National Australia Bank, Ltd.	111,512	1,929,614
Newcrest Mining, Ltd.	28,639	604,826
Oil Search, Ltd.	49,235	251,051
Orica, Ltd.	13,519	208,469
Origin Energy, Ltd.	71,385	423,259
Qantas Airways, Ltd.	26,994	134,552
QBE Insurance Group, Ltd. (A)	49,037	443,121
Ramsay Health Care, Ltd.	6,659	338,795
REA Group, Ltd.	2,146	155,900
Santos, Ltd.	64,049	368,471
Scentre Group	211,217	568,439
SEEK, Ltd.	11,910	188,508
Sonic Healthcare, Ltd.	16,282	328,293
South32, Ltd.	112,851	213,076
South32, Ltd. (London Stock Exchange)	74,597	138,956
Stockland	87,409	283,604
Suncorp Group, Ltd.	50,553	459,215
Sydney Airport	39,872	242,251
Tabcorp Holdings, Ltd.	75,725	240,738
Telstra Corp., Ltd.	168,147	417,675
The GPT Group	79,169	311,850
TPG Telecom, Ltd.	13,013	61,313
Transurban Group	104,130	1,089,933
Treasury Wine Estates, Ltd.	26,341	300,044
Vicinity Centres	127,154	222,400
Washington H Soul Pattinson & Company, Ltd.	3,863	58,277
Wesfarmers, Ltd.	43,939	1,276,942
Westpac Banking Corp.	132,224	2,257,954
WiseTech Global, Ltd.	5,291	86,890
Woodside Petroleum, Ltd.	36,674	886,726
Woolworths Group, Ltd.	48,756	1,236,620
Worley, Ltd.	11,515	124,391
		39,276,250

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Austria - 0.1%
ANDRITZ AG	2,752	$118,310
Erste Group Bank AG (B)	11,010	413,561
OMV AG	5,543	310,547
Raiffeisen Bank International AG	4,926	123,296
Verbund AG	2,442	122,588
voestalpine AG (A)	4,357	120,845
		1,209,147
Belgium - 0.7%
Ageas	6,383	377,445
Anheuser-Busch InBev SA	28,841	2,362,100
Colruyt SA	2,769	144,409
Galapagos NV (B)	1,603	333,822
Groupe Bruxelles Lambert SA	3,135	330,810
KBC Group NV	8,597	648,171
Proximus SADP	5,996	171,809
Solvay SA	2,881	335,329
Telenet Group Holding NV	2,144	96,380
Titan Cement International SA (B)	2,489	53,280
UCB SA	4,152	330,395
Umicore SA	6,530	318,234
		5,502,184
Brazil - 1.3%
Ambev SA	169,030	786,883
Atacadao SA	13,900	80,959
B2W Cia Digital (B)	7,539	118,463
B3 SA - Brasil Bolsa Balcao	73,407	788,584
Banco Bradesco SA	44,362	377,635
Banco BTG Pactual SA	7,800	148,169
Banco do Brasil SA	30,113	397,447
Banco Santander Brasil SA	14,000	173,130
BB Seguridade Participacoes SA	24,400	229,392
BR Malls Participacoes SA	28,116	126,787
Braskem SA, ADR	1,584	23,443
BRF SA (B)	19,720	173,100
CCR SA	40,100	189,951
Centrais Eletricas Brasileiras SA	11,900	112,271
Centrais Eletricas Brasileiras SA, ADR	1,429	13,547
Cia Brasileira de Distribuicao	4,938	109,103
Cia Brasileira de Distribuicao, ADR	628	13,734
Cia de Saneamento Basico do Estado de Sao Paulo	11,270	170,296
Cia Siderurgica Nacional SA	16,100	56,766
Cia Siderurgica Nacional SA, ADR	11,800	40,710
Cielo SA	44,260	92,377
Cogna Educacao	47,780	136,435
Cosan SA	7,211	125,306
Embraer SA (B)	12,800	62,985
Embraer SA, ADR (B)	2,626	51,181
Energisa SA	3,100	41,372
Engie Brasil Energia SA	9,375	118,666
Equatorial Energia SA	33,500	190,603
Hypera SA	14,208	126,399
IRB Brasil Resseguros SA	25,200	244,816
JBS SA	34,073	219,389
Klabin SA	24,000	110,197
Localiza Rent a Car SA	21,027	248,966
Lojas Renner SA	29,227	410,179
Magazine Luiza SA	23,027	274,703
Multiplan Empreendimentos Imobiliarios SA	9,975	82,527
Natura & Company Holding SA	13,000	125,421
Notre Dame Intermedica Participacoes SA	11,655	198,303
Petrobras Distribuidora SA	25,000	187,340
Petroleo Brasileiro SA	106,229	850,917
Porto Seguro SA	4,419	69,087
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
Raia Drogasil SA	8,100	$225,635
Rumo SA (B)	38,235	248,886
Sul America SA	7,299	108,942
Suzano SA	17,263	170,908
Suzano SA, ADR (A)	3,164	31,134
Telefonica Brasil SA, ADR	6,017	86,163
TIM Participacoes SA	28,020	109,612
Ultrapar Participacoes SA	25,400	161,681
Vale SA	113,597	1,511,485
WEG SA	30,058	259,980
		11,011,965
Canada - 6.7%
Agnico Eagle Mines, Ltd.	8,946	551,000
Air Canada (B)	4,700	175,578
Algonquin Power & Utilities Corp.	19,200	271,614
Alimentation Couche-Tard, Inc., Class B	32,300	1,025,053
AltaGas, Ltd.	11,500	175,172
Atco, Ltd., Class I	3,400	130,313
Aurora Cannabis, Inc. (A)(B)	27,900	59,945
Bank of Montreal	23,600	1,829,043
Barrick Gold Corp.	44,877	833,571
Barrick Gold Corp. (London Stock Exchange)	20,657	381,730
BCE, Inc. (A)	6,024	279,083
BlackBerry, Ltd. (B)	21,000	135,035
Bombardier, Inc., Class B (B)	88,200	131,089
Brookfield Asset Management, Inc., Class A	32,848	1,897,952
CAE, Inc.	10,400	275,347
Cameco Corp.	16,300	144,855
Canadian Apartment Properties REIT	2,900	118,385
Canadian Imperial Bank of Commerce	16,400	1,364,741
Canadian National Railway Company	26,500	2,397,255
Canadian Natural Resources, Ltd.	43,760	1,415,363
Canadian Pacific Railway, Ltd. (A)	5,100	1,300,106
Canadian Tire Corp., Ltd., Class A	2,400	258,288
Canadian Utilities, Ltd., Class A	5,500	165,904
Canopy Growth Corp. (A)(B)	8,000	168,249
CCL Industries, Inc., Class B	6,000	255,608
Cenovus Energy, Inc.	40,300	409,657
CGI, Inc. (B)	8,900	744,802
CI Financial Corp.	10,300	172,202
Constellation Software, Inc.	700	679,844
Cronos Group, Inc. (A)(B)	8,100	62,190
Dollarama, Inc.	12,100	415,866
Emera, Inc.	9,600	412,448
Empire Company, Ltd., Class A	7,200	168,890
Enbridge, Inc.	74,700	2,970,052
Encana Corp.	47,900	224,275
Fairfax Financial Holdings, Ltd.	1,000	469,555
First Capital Real Estate Investment Trust	7,800	124,158
First Quantum Minerals, Ltd.	26,954	273,370
Fortis, Inc.	16,935	702,674
Franco-Nevada Corp.	6,939	716,530
George Weston, Ltd.	3,099	245,858
Gildan Activewear, Inc.	8,400	248,335
Great-West Lifeco, Inc.	11,200	286,868
H&R Real Estate Investment Trust	6,200	100,743
Husky Energy, Inc.	14,897	119,539
Hydro One, Ltd. (C)	13,300	256,874
iA Financial Corp., Inc.	4,500	247,187
IGM Financial, Inc.	3,900	111,965
Imperial Oil, Ltd.	11,130	294,417
Intact Financial Corp.	5,200	562,307
Inter Pipeline, Ltd. (A)	15,900	275,989

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Keyera Corp.	8,500	$222,687
Kinross Gold Corp. (B)	52,429	248,710
Kirkland Lake Gold, Ltd.	8,100	357,047
Loblaw Companies, Ltd.	7,240	373,555
Lundin Mining Corp.	26,800	160,154
Magna International, Inc.	10,900	597,651
Manulife Financial Corp. (D)	72,200	1,465,629
Methanex Corp.	2,700	104,274
Metro, Inc.	9,357	386,155
National Bank of Canada (A)	12,400	688,300
Nutrien, Ltd.	21,190	1,014,503
Onex Corp.	3,500	221,474
Open Text Corp.	10,300	453,865
Parkland Fuel Corp.	5,400	198,401
Pembina Pipeline Corp. (A)	18,998	704,150
Power Corp. of Canada	12,447	320,629
Power Financial Corp.	9,300	250,234
PrairieSky Royalty, Ltd. (A)	9,247	108,453
Quebecor, Inc., Class B	6,400	163,333
Restaurant Brands International, Inc.	9,046	576,665
RioCan Real Estate Investment Trust (A)	6,300	129,828
Rogers Communications, Inc., Class B	13,300	660,417
Royal Bank of Canada	53,300	4,217,454
Saputo, Inc.	9,100	281,714
Shaw Communications, Inc., Class B	18,247	370,266
Shopify, Inc., Class A (B)	3,700	1,471,110
SmartCentres Real Estate Investment Trust	3,100	74,507
Sun Life Financial, Inc.	21,800	994,015
Suncor Energy, Inc.	57,535	1,885,711
TC Energy Corp. (A)	34,297	1,826,638
Teck Resources, Ltd., Class B	19,461	337,501
TELUS Corp.	7,600	294,273
The Bank of Nova Scotia	45,000	2,541,874
The Stars Group, Inc. (B)	9,900	258,374
The Toronto-Dominion Bank	67,700	3,796,997
Thomson Reuters Corp.	7,954	568,979
West Fraser Timber Company, Ltd.	2,700	119,099
Wheaton Precious Metals Corp.	17,010	506,154
WSP Global, Inc.	4,200	286,792
		56,274,446
Chile - 0.1%
Antofagasta PLC	16,040	194,209
Banco Santander Chile, ADR	4,908	113,228
Cencosud SA	61,383	80,886
Cia Cervecerias Unidas SA, ADR	1,518	28,796
Enel Americas SA, ADR	24,015	263,685
Enel Chile SA, ADR	14,822	70,405
Itau CorpBanca, ADR	7,999	68,871
Latam Airlines Group SA, ADR	8,561	86,980
Sociedad Quimica y Minera de Chile SA, ADR	3,144	83,913
		990,973
China - 8.2%
3SBio, Inc. (B)(C)	40,500	52,468
51job, Inc., ADR (B)	900	76,410
58.com, Inc., ADR (B)	3,300	213,609
AAC Technologies Holdings, Inc.	27,342	238,695
AECC Aviation Power Company, Ltd., Class A	3,600	11,220
Agile Group Holdings, Ltd.	54,000	81,146
Agricultural Bank of China, Ltd., Class A	165,700	87,823
Agricultural Bank of China, Ltd., H Shares	1,169,000	514,549
Aier Eye Hospital Group Company, Ltd., Class A	6,880	39,135
Air China, Ltd., H Shares	84,534	85,762
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Aisino Corp., Class A	4,100	$13,655
Alibaba Group Holding, Ltd., ADR (B)	62,500	13,256,252
Aluminum Corp. of China, Ltd., A Shares (B)	29,100	14,809
Aluminum Corp. of China, Ltd., H Shares (B)	185,220	63,475
Anhui Conch Cement Company, Ltd., Class A	8,900	70,074
Anhui Conch Cement Company, Ltd., H Shares	44,290	322,703
Anhui Gujing Distillery Company, Ltd., Class A	900	17,572
ANTA Sports Products, Ltd.	44,000	393,940
Autohome, Inc., ADR (A)(B)	2,100	168,021
AVIC Aircraft Company, Ltd., Class A	6,200	14,598
Avic Capital Company, Ltd., Class A	20,000	13,948
AVIC Jonhon Optronic Technology Company, Ltd., Class A	2,300	12,903
AviChina Industry & Technology Company, Ltd., H Shares	72,000	32,445
BAIC Motor Corp., Ltd., H Shares (C)	63,000	35,798
Baidu, Inc., ADR (B)	10,800	1,365,120
Bank of Beijing Company, Ltd., Class A	47,000	38,357
Bank of China, Ltd., Class A	78,100	41,398
Bank of China, Ltd., H Shares	3,079,563	1,316,447
Bank of Communications Company, Ltd., Class A	87,300	70,613
Bank of Communications Company, Ltd., H Shares	337,527	239,841
Bank of Hangzhou Company, Ltd., Class A	11,400	15,005
Bank of Jiangsu Company, Ltd., Class A	25,700	26,745
Bank of Nanjing Company, Ltd., Class A	13,600	17,141
Bank of Ningbo Company, Ltd., Class A	12,500	50,609
Bank of Shanghai Company, Ltd., Class A	31,610	43,117
Baoshan Iron & Steel Company, Ltd., Class A	41,300	34,075
Baozun, Inc., ADR (A)(B)	1,300	43,056
BBMG Corp., H Shares	44,000	13,503
BeiGene, Ltd., ADR (B)	1,500	248,640
Beijing Capital International Airport Company, Ltd., H Shares	52,789	51,134
Beijing Shunxin Agriculture Company, Ltd., Class A	1,700	12,866
BOE Technology Group Company, Ltd., Class A	75,300	49,214
BYD Company, Ltd., Class A	4,000	27,400
BYD Company, Ltd., H Shares (A)	24,105	120,219
BYD Electronic International Company, Ltd.	13,500	25,990
CGN Power Company, Ltd., H Shares (C)	446,000	119,105
Changchun High & New Technology Industry Group, Inc., Class A	400	25,694
China Aoyuan Group, Ltd.	64,000	104,431
China Cinda Asset Management Company, Ltd., H Shares	304,800	69,282
China CITIC Bank Corp., Ltd., H Shares	310,800	186,358
China Coal Energy Company, Ltd., H Shares	41,000	16,271
China Common Rich Renewable Energy Investments, Ltd. (B)(E)	428,695	64,478
China Communications Construction Company, Ltd., H Shares	152,335	124,146
China Communications Services Corp., Ltd., H Shares	129,600	94,476
China Conch Venture Holdings, Ltd.	57,900	252,555

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Construction Bank Corp., Class A	15,400	$16,000
China Construction Bank Corp., H Shares	3,689,914	3,199,311
China Eastern Airlines Corp., Ltd., Class A (B)	15,800	13,205
China Eastern Airlines Corp., Ltd., H Shares (A)(B)	50,000	27,703
China Everbright Bank Company, Ltd., Class A	88,600	56,141
China Everbright Bank Company, Ltd., H Shares	120,000	55,734
China Evergrande Group (A)(B)	65,959	182,879
China Fortune Land Development Company, Ltd., Class A	6,700	27,646
China Galaxy Securities Company, Ltd., H Shares	129,500	76,289
China Greatwall Technology Group Company, Ltd., Class A	6,500	14,557
China Hongqiao Group, Ltd.	34,500	20,806
China Huarong Asset Management Company, Ltd., H Shares (C)	351,700	55,551
China Huishan Dairy Holdings Company, Ltd. (B)(E)	225,000	3,321
China International Capital Corp., Ltd., H Shares (A)(C)	36,800	70,953
China International Travel Service Corp., Ltd., Class A	4,300	54,991
China Life Insurance Company, Ltd., Class A	4,500	22,580
China Life Insurance Company, Ltd., H Shares	292,624	813,980
China Literature, Ltd. (B)(C)	6,400	26,668
China Longyuan Power Group Corp., Ltd., H Shares	99,000	62,607
China Medical System Holdings, Ltd.	48,300	69,523
China Merchants Bank Company, Ltd., Class A	45,900	248,062
China Merchants Bank Company, Ltd., H Shares	153,323	788,253
China Merchants Securities Company, Ltd., Class A	12,700	33,420
China Merchants Shekou Industrial Zone Holdings Company, Ltd., Class A	17,600	50,226
China Minsheng Banking Corp., Ltd., Class A	78,880	71,500
China Minsheng Banking Corp., Ltd., H Shares	242,496	183,272
China Molybdenum Company, Ltd., Class A	28,400	17,815
China Molybdenum Company, Ltd., H Shares (A)	129,000	55,349
China National Building Material Company, Ltd., H Shares	138,000	153,956
China National Nuclear Power Company, Ltd., Class A	20,900	15,014
China Oilfield Services, Ltd., H Shares	56,000	87,921
China Oriental Group Company, Ltd.	22,000	9,123
China Pacific Insurance Group Company, Ltd., Class A	14,000	76,187
China Pacific Insurance Group Company, Ltd., H Shares	94,100	370,756
China Petroleum & Chemical Corp., Class A	56,700	41,686
China Petroleum & Chemical Corp., H Shares (A)	1,011,361	608,972
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Railway Construction Corp., Ltd., Class A	25,600	$37,297
China Railway Construction Corp., Ltd., H Shares	67,500	73,927
China Railway Group, Ltd., Class A	30,000	25,613
China Railway Group, Ltd., H Shares	179,000	110,459
China Railway Signal & Communication Corp., Ltd., H Shares (C)	53,000	29,593
China Reinsurance Group Corp., H Shares	203,000	33,365
China Resources Pharmaceutical Group, Ltd. (C)	66,000	61,185
China Shenhua Energy Company, Ltd., Class A	9,800	25,700
China Shenhua Energy Company, Ltd., H Shares	127,500	266,590
China Shipbuilding Industry Company, Ltd., Class A	50,900	38,345
China Southern Airlines Company, Ltd., Class A	13,800	14,256
China Southern Airlines Company, Ltd., H Shares	64,000	43,032
China State Construction Engineering Corp., Ltd., Class A	93,340	75,375
China Telecom Corp., Ltd., H Shares	481,604	198,415
China Tower Corp., Ltd., H Shares (A)(C)	1,714,000	378,674
China United Network Communications, Ltd., Class A	69,100	58,518
China Vanke Company, Ltd., Class A	21,600	99,964
China Vanke Company, Ltd., H Shares	63,600	271,324
China Yangtze Power Company, Ltd., Class A	48,900	129,148
China Zhongwang Holdings, Ltd.	32,800	13,104
Chongqing Rural Commercial Bank Company, Ltd., H Shares	88,000	44,954
Chongqing Zhifei Biological Products Company, Ltd., Class A	2,100	14,989
CIFI Holdings Group Company, Ltd. (A)	128,078	108,294
CITIC Securities Company, Ltd., Class A	21,900	79,714
CITIC Securities Company, Ltd., H Shares	75,500	172,248
CNOOC, Ltd.	694,258	1,154,433
Contemporary Amperex Technology Company, Ltd., Class A	4,900	74,950
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares	44,000	20,782
COSCO SHIPPING Holdings Company, Ltd., H Shares (B)	92,000	37,331
Country Garden Holdings Company, Ltd.	278,226	445,307
Country Garden Services Holdings Company, Ltd.	53,000	178,442
CRRC Corp., Ltd., Class A	54,100	55,529
CRRC Corp., Ltd., H Shares	164,150	119,674
CSC Financial Company, Ltd., Class A	6,200	27,205
CSPC Pharmaceutical Group, Ltd.	186,000	443,870
Dali Foods Group Company, Ltd. (C)	73,000	54,082
Daqin Railway Company, Ltd., Class A	33,100	39,034
Datang International Power Generation Company, Ltd., H Shares	110,000	21,031
Dongfeng Motor Group Company, Ltd., H Shares	123,220	115,923
East Money Information Company, Ltd., Class A	14,900	33,808
ENN Energy Holdings, Ltd.	32,100	350,699
Eve Energy Company, Ltd., Class A (B)	2,200	15,887
Everbright Securities Company, Ltd., Class A	8,700	16,406

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Focus Media Information Technology Company, Ltd., Class A	32,700	$29,442
Foshan Haitian Flavouring & Food Company, Ltd., Class A	5,000	77,305
Fosun International, Ltd.	102,500	149,515
Founder Securities Company, Ltd., Class A	13,200	16,465
Foxconn Industrial Internet Company, Ltd., Class A	6,400	16,847
Fuyao Glass Industry Group Company, Ltd., Class A	4,500	15,505
Fuyao Glass Industry Group Company, Ltd., H Shares (A)(C)	16,800	51,441
GD Power Development Company, Ltd., Class A	43,700	14,692
GDS Holdings, Ltd., ADR (B)	2,100	108,318
Gemdale Corp., Class A	7,300	15,203
Genscript Biotech Corp. (B)	28,000	63,622
GF Securities Company, Ltd., Class A	13,200	28,799
GF Securities Company, Ltd., H Shares	47,800	58,220
Gigadevice Semiconductor Beijing, Inc., Class A	700	20,579
Glodon Company, Ltd., Class A	2,500	12,213
GoerTek, Inc., Class A	5,200	14,915
GOME Retail Holdings, Ltd. (A)(B)	386,127	35,702
Great Wall Motor Company, Ltd., H Shares	123,000	91,008
Gree Electric Appliances, Inc. of Zhuhai, Class A	6,700	63,186
Greenland Holdings Corp., Ltd., Class A	13,100	13,074
Greentown Service Group Company, Ltd.	22,000	24,015
Guangdong Haid Group Company, Ltd., Class A	3,500	18,101
Guangzhou Automobile Group Company, Ltd., H Shares	142,310	177,175
Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd., Class A	2,300	11,778
Guangzhou R&F Properties Company, Ltd., H Shares	43,600	80,511
Guosen Securities Company, Ltd., Class A	6,600	11,923
Guotai Junan Securities Company, Ltd., Class A	16,700	44,421
Guotai Junan Securities Company, Ltd., H Shares (C)	21,400	37,915
Haidilao International Holding, Ltd. (C)	19,000	76,308
Haier Smart Home Company, Ltd., Class A	13,600	38,138
Haitian International Holdings, Ltd.	29,000	70,241
Haitong Securities Company, Ltd., Class A	18,000	40,047
Haitong Securities Company, Ltd., H Shares	113,200	133,728
Hangzhou Hikvision Digital Technology Company, Ltd., Class A	20,800	98,052
Hangzhou Tigermed Consulting Company, Ltd., Class A	1,700	15,431
Henan Shuanghui Investment & Development Company, Ltd., Class A	4,400	18,350
Hengan International Group Company, Ltd.	25,000	178,077
Hengli Petrochemical Company, Ltd., Class A	9,500	21,980
Hithink RoyalFlush Information Network Company, Ltd., Class A	900	14,159
Hua Hong Semiconductor, Ltd. (C)	9,000	20,500
Huadian Power International Corp., Ltd., H Shares	58,000	22,038
Huadong Medicine Company, Ltd., Class A	2,800	9,821
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Hualan Biological Engineering, Inc., Class A	3,100	$15,668
Huaneng Power International, Inc., H Shares	149,436	75,563
Huaneng Renewables Corp., Ltd., H Shares	226,000	87,882
Huatai Securities Company, Ltd., Class A	16,400	47,901
Huatai Securities Company, Ltd., H Shares (C)	65,400	115,668
Huaxia Bank Company, Ltd., Class A	28,500	31,400
Huayu Automotive Systems Company, Ltd., Class A	5,100	19,046
Huazhu Group, Ltd., ADR	4,700	188,329
Hundsun Technologies, Inc., Class A	1,300	14,542
Iflytek Company, Ltd., Class A	3,500	17,364
Industrial & Commercial Bank of China, Ltd., Class A	120,000	101,382
Industrial & Commercial Bank of China, Ltd., H Shares	2,510,735	1,937,105
Industrial Bank Company, Ltd., Class A	46,200	131,427
Industrial Securities Company, Ltd., Class A	14,900	15,180
Inner Mongolia BaoTou Steel Union Company, Ltd., Class A	48,800	9,258
Inner Mongolia Yili Industrial Group Company, Ltd., Class A	13,600	60,505
Inner Mongolia Yitai Coal Company, Ltd., Class B	37,900	30,744
Inspur Electronic Information Industry Company, Ltd., Class A	2,900	12,551
iQIYI, Inc., ADR (A)(B)	4,500	94,995
JD.com, Inc., ADR (B)	28,800	1,014,624
Jiangsu Expressway Company, Ltd., H Shares	41,145	56,382
Jiangsu Hengli Hydraulic Company, Ltd., Class A	2,000	14,318
Jiangsu Hengrui Medicine Company, Ltd., Class A	9,860	124,046
Jiangsu King's Luck Brewery JSC, Ltd., Class A	2,800	13,170
Jiangsu Yanghe Brewery Joint-Stock Company, Ltd., Class A	3,400	54,042
Jiangxi Copper Company, Ltd., H Shares	54,075	74,373
JOYY, Inc., ADR (B)	2,600	137,254
Kaisa Group Holdings, Ltd. (B)	49,000	23,391
Kingdee International Software Group Company, Ltd.	70,000	70,031
Kingsoft Corp., Ltd. (B)	29,000	75,209
Kweichow Moutai Company, Ltd., Class A	2,800	476,497
KWG Group Holdings, Ltd. (B)	45,000	63,049
Legend Holdings Corp., H Shares (C)	13,600	30,834
Lenovo Group, Ltd.	257,436	172,882
Lens Technology Company, Ltd., Class A	7,300	14,521
Lepu Medical Technology Beijing Company, Ltd., Class A	4,000	19,031
Li Ning Company, Ltd.	70,500	211,450
Lingyi iTech Guangdong Company, Class A (B)	12,700	19,871
Logan Property Holdings Company, Ltd.	48,000	80,540
Longfor Group Holdings, Ltd. (C)	74,100	347,009
LONGi Green Energy Technology Company, Ltd., Class A	8,100	28,908
Luxshare Precision Industry Company, Ltd., Class A	11,920	62,649
Luye Pharma Group, Ltd. (A)(C)	23,000	17,244

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Luzhou Laojiao Company, Ltd., Class A	3,300	$41,139
Mango Excellent Media Company, Ltd., Class A (B)	3,300	16,560
Meinian Onehealth Healthcare Holdings Company, Ltd., Class A	8,300	17,763
Meituan Dianping, Class B (B)	40,200	525,259
Metallurgical Corp. of China, Ltd., A Shares	28,700	11,548
Metallurgical Corp. of China, Ltd., H Shares	103,000	23,130
Midea Group Company, Ltd., Class A	4,500	37,729
Momo, Inc., ADR	5,200	174,200
Muyuan Foodstuff Company, Ltd., Class A	3,900	49,714
NARI Technology Company, Ltd., Class A	10,300	31,361
NetEase, Inc., ADR	2,800	858,592
New China Life Insurance Company, Ltd., Class A	4,600	32,527
New China Life Insurance Company, Ltd., H Shares	29,500	126,823
New Hope Liuhe Company, Ltd., Class A	6,800	19,507
New Oriental Education & Technology Group, Inc., ADR (B)	5,600	679,000
NIO, Inc., ADR (A)(B)	13,200	53,064
Noah Holdings, Ltd., ADR (A)(B)	1,000	35,370
Orient Securities Company, Ltd., Class A	9,600	14,864
Perfect World Company, Ltd., Class A	2,900	18,422
PetroChina Company, Ltd., Class A	36,000	30,168
PetroChina Company, Ltd., H Shares	848,261	427,011
PICC Property & Casualty Company, Ltd., H Shares	252,363	304,178
Pinduoduo, Inc., ADR (B)	6,800	257,176
Ping An Bank Company, Ltd., Class A	38,200	90,384
Ping An Insurance Group Company of China, Ltd., Class A	24,100	296,166
Ping An Insurance Group Company of China, Ltd., H Shares	215,290	2,547,627
Poly Developments and Holdings Group Company, Ltd., Class A	26,500	61,606
Postal Savings Bank of China Company, Ltd., H Shares (C)	285,000	193,825
Power Construction Corp. of China, Ltd., Class A	20,500	12,787
Rongsheng Petro Chemical Company, Ltd., Class A	9,300	16,565
SAIC Motor Corp., Ltd., Class A	17,300	59,283
Sanan Optoelectronics Company, Ltd., Class A	6,600	17,420
Sangfor Technologies, Inc., Class A	700	11,508
Sany Heavy Industry Company, Ltd., Class A	18,600	45,634
SDIC Capital Company, Ltd., Class A	7,800	17,008
SDIC Power Holdings Company, Ltd., Class A	10,900	14,371
Seazen Group, Ltd. (A)(B)	64,000	77,943
Seazen Holdings Company, Ltd., Class A	5,000	27,792
Semiconductor Manufacturing International Corp. (B)	105,400	161,465
SF Holding Company, Ltd., Class A	3,600	19,244
Shaanxi Coal Industry Company, Ltd., Class A	13,400	17,314
Shandong Gold Mining Company, Ltd., Class A	4,200	19,504
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	80,000	95,860
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Shanghai Electric Group Company, Ltd., H Shares	144,864	$47,602
Shanghai Fosun Pharmaceutical Group Company, Ltd., Class A	3,200	12,248
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	17,500	52,814
Shanghai International Airport Company, Ltd., Class A	1,600	18,126
Shanghai International Port Group Company, Ltd., Class A	13,700	11,378
Shanghai Lujiazui Finance & Trade Zone Development Company, Ltd., B Shares	39,240	37,923
Shanghai M&G Stationery, Inc., Class A	2,000	14,010
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	31,100	60,520
Shanghai Pudong Development Bank Company, Ltd., Class A	65,300	116,067
Shanxi Xinghuacun Fen Wine Factory Company, Ltd., Class A	1,400	18,046
Shengyi Technology Company, Ltd., Class A	5,100	15,339
Shennan Circuits Company, Ltd., Class A	800	16,335
Shenwan Hongyuan Group Company, Ltd., Class A	36,200	26,648
Shenzhen Goodix Technology Company, Ltd., Class A	800	23,733
Shenzhen Inovance Technology Company, Ltd., Class A	3,700	16,301
Shenzhen Kangtai Biological Products Company, Ltd., Class A	1,400	17,661
Shenzhen Mindray Bio-Medical Electronics Company, Ltd., Class A	700	18,310
Shenzhen Overseas Chinese Town Company, Ltd., Class A	13,200	14,781
Shenzhen Sunway Communication Company, Ltd., Class A (B)	2,200	14,350
Shenzhou International Group Holdings, Ltd.	27,000	394,607
Shui On Land, Ltd.	73,000	16,043
Sichuan Chuantou Energy Company, Ltd., Class A	9,800	13,859
SINA Corp. (B)	2,300	91,839
Sino-Ocean Group Holding, Ltd.	177,213	71,137
Sinopec Engineering Group Company, Ltd., H Shares	47,000	28,131
Sinopec Shanghai Petrochemical Company, Ltd., H Shares	119,901	36,196
Sinopharm Group Company, Ltd., H Shares	42,800	156,172
Sinotrans, Ltd., H Shares	73,000	24,829
Sinotruk Hong Kong, Ltd.	24,500	52,290
SOHO China, Ltd.	140,000	52,814
Songcheng Performance Development Company, Ltd., Class A	3,200	14,216
Spring Airlines Company, Ltd., Class A	2,000	12,620
Sunac China Holdings, Ltd.	98,000	585,063
Suning.com Company, Ltd., Class A	20,700	30,076
Sunny Optical Technology Group Company, Ltd.	28,700	497,259
TAL Education Group, ADR (B)	15,200	732,640
TCL Corp., Class A	21,800	14,016
Tencent Holdings, Ltd.	211,900	10,208,528
Tencent Music Entertainment Group, ADR (A)(B)	3,200	37,568

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
The People's Insurance Company Group of China, Ltd., H Shares	265,000	$110,180
Tingyi Cayman Islands Holding Corp.	76,000	129,712
Tongwei Company, Ltd., Class A	6,200	11,694
TravelSky Technology, Ltd., H Shares	31,000	75,677
Trip.com Group, Ltd., ADR (B)	18,700	627,198
Tsingtao Brewery Company, Ltd., H Shares	12,000	80,618
Uni-President China Holdings, Ltd.	46,000	48,326
Unisplendour Corp., Ltd., Class A	3,800	17,260
Vipshop Holdings, Ltd., ADR (B)	15,300	216,801
Walvax Biotechnology Company, Ltd., Class A	3,400	15,847
Wanhua Chemical Group Company, Ltd., Class A	7,000	56,609
Want Want China Holdings, Ltd.	218,000	203,626
Weibo Corp., ADR (A)(B)	1,890	87,602
Weichai Power Company, Ltd., Class A	9,600	21,931
Weichai Power Company, Ltd., H Shares	78,720	166,156
Wens Foodstuffs Group Company, Ltd., Class A	11,800	56,955
Will Semiconductor, Ltd., Class A	1,300	26,847
Wuhu Sanqi Interactive Entertainment Network Technology Group Company, Ltd., Class A	4,700	18,197
Wuliangye Yibin Company, Ltd., Class A	8,600	164,582
WUS Printed Circuit Kunshan Company, Ltd., Class A	3,800	12,127
WuXi AppTec Company, Ltd., Class A	3,300	43,676
WuXi AppTec Company, Ltd., H Shares (C)	7,980	98,938
Wuxi Biologics Cayman, Inc. (B)(C)	19,000	240,644
Xiaomi Corp., Class B (B)(C)	279,200	386,658
Xinjiang Goldwind Science & Technology Company, Ltd., A Shares	7,700	13,224
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares	22,200	25,798
Xinyi Solar Holdings, Ltd.	162,762	115,646
Yangzijiang Shipbuilding Holdings, Ltd.	99,600	83,023
Yanzhou Coal Mining Company, Ltd., H Shares	85,990	77,257
Yihai International Holding, Ltd. (B)	22,000	129,144
Yonghui Superstores Company, Ltd., Class A	10,200	11,051
Yonyou Network Technology Company, Ltd., Class A	4,000	16,352
Yum China Holdings, Inc.	14,200	681,742
Yunda Holding Company, Ltd., Class A	2,400	11,498
Yunnan Baiyao Group Company, Ltd., Class A	2,800	36,006
Yuzhou Properties Company, Ltd.	37,586	20,678
Zhangzhou Pientzehuang Pharmaceutical Company, Ltd., Class A	1,000	15,796
Zhaojin Mining Industry Company, Ltd., H Shares	37,500	41,138
Zhejiang Chint Electrics Company, Ltd., Class A	4,800	18,487
Zhejiang Dahua Technology Company, Ltd., Class A	4,800	13,742
Zhejiang Expressway Company, Ltd., H Shares	49,718	45,327
Zhejiang Longsheng Group Company, Ltd., Class A	7,200	14,985
Zhejiang NHU Company, Ltd., Class A	4,800	16,046
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Zhejiang Sanhua Intelligent Controls Company, Ltd., Class A	6,200	$15,446
Zhejiang Supor Company, Ltd., Class A	1,200	13,249
ZhongAn Online P&C Insurance Company, Ltd., H Shares (A)(B)(C)	5,900	21,287
Zhongsheng Group Holdings, Ltd.	20,000	81,910
Zhuzhou CRRC Times Electric Company, Ltd., H Shares	18,000	65,126
Zijin Mining Group Company, Ltd., Class A	27,800	18,256
Zijin Mining Group Company, Ltd., H Shares	285,469	141,784
Zoomlion Heavy Industry Science and Technology Company, Ltd., Class A	14,300	13,744
ZTE Corp., Class A (B)	7,600	38,724
ZTE Corp., H Shares (B)	25,887	79,232
ZTO Express Cayman, Inc., ADR	11,400	266,190
		68,565,579
Colombia - 0.0%
Bancolombia SA, ADR	3,447	188,861
Ecopetrol SA, ADR	8,500	169,660
		358,521
Czech Republic - 0.0%
CEZ AS	6,817	153,226
Komercni banka AS	3,440	125,978
Moneta Money Bank AS (C)	22,079	82,844
		362,048
Denmark - 1.3%
A.P. Moller - Maersk A/S, Series A	150	203,244
A.P. Moller - Maersk A/S, Series B	245	353,493
Carlsberg A/S, Class B	4,239	632,611
Chr. Hansen Holding A/S	4,322	343,577
Coloplast A/S, B Shares	4,719	585,444
Danske Bank A/S	26,235	424,438
Demant A/S (A)(B)	5,000	157,469
DSV Panalpina A/S	8,552	985,842
Genmab A/S (B)	2,584	574,691
H Lundbeck A/S	2,300	87,930
ISS A/S	6,590	158,060
Novo Nordisk A/S, B Shares	65,806	3,813,381
Novozymes A/S, B Shares	8,505	416,295
Orsted A/S (C)	7,444	770,103
Pandora A/S	4,042	175,781
Tryg A/S	4,500	133,458
Vestas Wind Systems A/S	7,479	755,428
		10,571,245
Egypt - 0.0%
Commercial International Bank Egypt SAE	51,581	266,672
Finland - 0.8%
Elisa OYJ	5,862	323,901
Fortum OYJ	16,798	414,634
Kone OYJ, B Shares	13,288	868,878
Metso OYJ	4,686	185,122
Neste OYJ	16,732	582,293
Nokia OYJ (A)(B)	165,491	612,132
Nokia OYJ (Euronext Paris Exchange) (B)	56,247	208,928
Nokian Renkaat OYJ	5,529	159,025
Nordea Bank ABP	1,569	12,751
Nordea Bank ABP (Stockholm Stock Exchange)	124,630	1,008,280
Orion OYJ, Class B	3,379	156,488
Sampo OYJ, A Shares	17,454	762,100
Stora Enso OYJ, R Shares (A)	20,482	298,030

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Finland (continued)
UPM-Kymmene OYJ	19,972	$692,922
Wartsila OYJ ABP	15,222	168,257
		6,453,741
France - 7.6%
Accor SA	7,381	346,457
Aeroports de Paris	1,190	235,613
Air Liquide SA	18,150	2,573,153
Airbus SE	22,345	3,279,484
Alstom SA (A)	7,808	371,031
Amundi SA (C)	2,415	189,908
Arkema SA	2,540	271,597
Atos SE	3,698	309,017
AXA SA	74,657	2,109,536
BioMerieux	1,782	158,873
BNP Paribas SA	43,241	2,570,174
Bollore SA (A)	32,561	142,289
Bouygues SA	8,158	347,752
Bureau Veritas SA	10,297	269,185
Capgemini SE	6,298	770,280
Carrefour SA	23,396	393,491
Casino Guichard Perrachon SA (A)	2,522	118,147
Cie de Saint-Gobain	19,320	791,464
Cie Generale des Etablissements Michelin SCA	6,656	819,085
CNP Assurances	6,491	129,335
Covivio	1,971	223,847
Credit Agricole SA	43,230	629,058
Danone SA	23,776	1,974,509
Dassault Aviation SA	98	128,600
Dassault Systemes SE	5,155	850,194
Edenred	9,547	494,771
Eiffage SA	3,075	352,787
Electricite de France SA	23,423	261,362
Engie SA	71,012	1,150,281
EssilorLuxottica SA	10,931	1,671,156
Eurazeo SE	2,101	144,216
Eutelsat Communications SA	7,578	123,475
Faurecia SE	2,970	161,235
Gecina SA	1,814	325,210
Getlink SE	18,178	316,933
Hermes International	1,234	924,404
ICADE	1,225	133,387
Iliad SA (A)	1,034	134,495
Ingenico Group SA	2,422	263,462
Ipsen SA	1,496	132,796
JCDecaux SA	2,889	89,265
Kering SA	2,899	1,910,203
Klepierre SA	8,046	306,103
Legrand SA	9,814	801,452
L'Oreal SA	9,693	2,866,305
LVMH Moet Hennessy Louis Vuitton SE	10,338	4,817,053
Natixis SA	35,715	159,094
Orange SA	77,377	1,137,154
Pernod Ricard SA (A)	8,214	1,469,801
Peugeot SA	21,593	519,901
Publicis Groupe SA	8,370	379,509
Remy Cointreau SA	922	113,316
Renault SA	7,048	334,693
Safran SA	12,601	1,946,351
Sanofi	43,049	4,323,321
Sartorius Stedim Biotech	1,192	197,858
Schneider Electric SE	20,550	2,111,311
Schneider Electric SE (Euronext London Exchange)	623	64,227
SCOR SE	6,432	270,762
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
SEB SA	927	$137,871
Societe Generale SA	30,012	1,047,363
Sodexo SA	3,211	380,860
Suez	15,173	229,921
Teleperformance	2,217	541,655
Thales SA	4,046	421,008
TOTAL SA	89,258	4,952,994
Ubisoft Entertainment SA (B)	3,042	210,760
Unibail-Rodamco-Westfield	3,595	567,418
Unibail-Rodamco-Westfield, CHESS Depositary Interest	27,093	212,549
Valeo SA	9,342	331,113
Veolia Environnement SA	20,459	544,383
Vinci SA	19,575	2,180,148
Vivendi SA	35,739	1,034,918
Wendel SA	1,176	156,653
Worldline SA (B)(C)	2,944	208,704
		63,568,046
Germany - 5.4%
adidas AG	6,932	2,256,501
Allianz SE	15,786	3,868,026
BASF SE	35,229	2,654,046
Bayer AG	35,818	2,911,896
Bayerische Motoren Werke AG	12,900	1,056,589
Beiersdorf AG	3,796	453,296
Brenntag AG	5,855	317,674
Carl Zeiss Meditec AG, Bearer Shares	1,435	182,432
Commerzbank AG	37,723	232,979
Continental AG	4,355	562,800
Covestro AG (C)	7,081	329,481
Daimler AG (A)	34,952	1,932,306
Delivery Hero SE (B)(C)	4,794	379,971
Deutsche Bank AG (A)	73,967	573,137
Deutsche Boerse AG	7,384	1,157,910
Deutsche Lufthansa AG	9,032	165,925
Deutsche Post AG	38,315	1,456,903
Deutsche Telekom AG	128,108	2,093,574
Deutsche Wohnen SE	14,237	579,118
E.ON SE (A)	86,124	920,401
Evonik Industries AG	6,743	205,948
Fraport AG Frankfurt Airport Services Worldwide	1,636	138,873
Fresenius Medical Care AG & Company KGaA	8,560	630,257
Fresenius SE & Company KGaA	16,369	921,145
GEA Group AG	7,004	231,830
Hannover Rueck SE	2,322	447,718
HeidelbergCement AG	5,549	403,219
Henkel AG & Company KGaA	3,884	365,069
HOCHTIEF AG	894	113,821
Infineon Technologies AG (A)	48,689	1,100,102
KION Group AG	2,424	166,693
Knorr-Bremse AG	2,071	210,531
LANXESS AG	3,216	215,934
Merck KGaA	5,118	603,383
METRO AG	6,304	101,439
MTU Aero Engines AG	2,072	590,369
Muenchener Rueckversicherungs-Gesellschaft AG	5,576	1,645,446
Puma SE	3,000	230,047
RWE AG	21,604	661,992
SAP SE	36,318	4,888,361
Siemens AG	29,291	3,825,175
Siemens Healthineers AG (C)	5,866	281,200
Symrise AG	5,144	540,683

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Telefonica Deutschland Holding AG	32,281	$93,645
thyssenkrupp AG (A)	16,095	216,271
TUI AG	18,061	227,936
Uniper SE	7,281	240,650
United Internet AG	4,503	147,471
Volkswagen AG	1,264	244,819
Vonovia SE	19,770	1,061,839
Wirecard AG (A)	4,386	525,312
Zalando SE (B)(C)	5,780	291,488
		45,653,631
Greece - 0.1%
Alpha Bank AE (B)	53,207	114,937
Eurobank Ergasias SA (B)	92,602	95,761
FF Group (B)(E)	1,869	3,145
Hellenic Telecommunications Organization SA	8,503	136,105
JUMBO SA	5,651	117,611
OPAP SA	8,571	111,514
		579,073
Hong Kong - 3.3%
AIA Group, Ltd.	449,600	4,728,878
Alibaba Health Information Technology, Ltd. (B)	122,000	140,919
Alibaba Pictures Group, Ltd. (B)	500,000	87,918
ASM Pacific Technology, Ltd.	10,700	148,520
Beijing Enterprises Holdings, Ltd.	19,786	90,789
Beijing Enterprises Water Group, Ltd. (B)	198,000	100,146
BOC Hong Kong Holdings, Ltd.	147,828	513,174
Bosideng International Holdings, Ltd.	168,000	60,606
Brilliance China Automotive Holdings, Ltd. (A)	108,000	112,088
Budweiser Brewing Company APAC, Ltd. (A)(B)(C)	42,500	143,501
China Agri-Industries Holdings, Ltd.	48,000	25,425
China Ding Yi Feng Holdings, Ltd. (E)	32,000	311
China Education Group Holdings, Ltd. (A)	12,000	15,715
China Everbright International, Ltd.	117,851	94,505
China Everbright, Ltd.	32,216	60,167
China First Capital Group, Ltd. (B)	112,000	3,880
China Gas Holdings, Ltd.	74,000	277,072
China Jinmao Holdings Group, Ltd.	224,000	174,382
China Mengniu Dairy Company, Ltd. (B)	111,004	449,022
China Merchants Port Holdings Company, Ltd.	44,745	75,710
China Mobile, Ltd.	237,030	2,002,870
China Overseas Land & Investment, Ltd. (A)	142,882	556,467
China Power International Development, Ltd.	88,000	18,862
China Resources Beer Holdings Company, Ltd.	59,979	331,779
China Resources Cement Holdings, Ltd.	88,000	112,022
China Resources Gas Group, Ltd.	36,000	197,812
China Resources Land, Ltd.	110,964	552,083
China Resources Power Holdings Company, Ltd.	68,244	95,821
China State Construction International Holdings, Ltd.	71,250	64,689
China Taiping Insurance Holdings Company, Ltd.	60,500	150,073
China Traditional Chinese Medicine Holdings Company, Ltd.	80,000	38,607
China Unicom Hong Kong, Ltd.	215,982	203,373
CITIC, Ltd.	207,967	277,577
CK Asset Holdings, Ltd.	101,665	733,638
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
CK Hutchison Holdings, Ltd.	105,163	$1,002,780
CK Infrastructure Holdings, Ltd.	24,772	176,295
CLP Holdings, Ltd.	64,900	681,283
COSCO SHIPPING Ports, Ltd.	97,757	80,065
Dairy Farm International Holdings, Ltd.	12,000	68,521
Far East Horizon, Ltd.	89,000	83,396
Galaxy Entertainment Group, Ltd.	86,000	633,099
Geely Automobile Holdings, Ltd.	179,000	350,466
Guangdong Investment, Ltd.	123,220	257,722
Haier Electronics Group Company, Ltd.	45,000	140,595
Hang Lung Properties, Ltd.	74,326	163,201
Hang Seng Bank, Ltd.	30,219	624,626
Henderson Land Development Company, Ltd.	55,324	271,478
HK Electric Investments & HK Electric Investments, Ltd.	88,500	87,227
HKT Trust & HKT, Ltd.	145,233	204,675
Hong Kong & China Gas Company, Ltd.	398,122	777,878
Hong Kong Exchanges & Clearing, Ltd.	46,177	1,500,186
Hongkong Land Holdings, Ltd.	44,100	253,666
Hutchison China MediTech, Ltd., ADR (B)	1,900	47,633
Jardine Matheson Holdings, Ltd. (A)	8,900	495,265
Jardine Strategic Holdings, Ltd.	8,100	248,412
Kerry Properties, Ltd.	21,438	68,089
Kingboard Holdings, Ltd.	22,500	71,362
Kingboard Laminates Holdings, Ltd.	21,500	26,651
Kunlun Energy Company, Ltd.	118,000	104,246
Lee & Man Paper Manufacturing, Ltd.	56,000	42,419
Link REIT	82,244	871,291
Melco Resorts & Entertainment, Ltd., ADR	9,485	229,252
MTR Corp., Ltd.	62,605	369,965
New World Development Company, Ltd.	230,475	315,922
Nine Dragons Paper Holdings, Ltd.	81,000	84,234
NWS Holdings, Ltd.	58,117	81,455
PCCW, Ltd.	181,876	107,615
Power Assets Holdings, Ltd.	56,082	410,275
Shanghai Industrial Holdings, Ltd.	33,930	65,318
Shanghai Industrial Urban Development Group, Ltd.	33,930	4,266
Shenzhen International Holdings, Ltd.	35,084	77,077
Shenzhen Investment, Ltd.	118,638	47,548
Shimao Property Holdings, Ltd.	51,000	197,645
Sino Biopharmaceutical, Ltd.	249,000	348,355
Sino Land Company, Ltd.	122,951	178,464
SJM Holdings, Ltd.	83,000	94,509
SSY Group, Ltd.	54,000	43,739
Sun Art Retail Group, Ltd.	86,000	104,352
Sun Hung Kai Properties, Ltd.	62,130	951,514
Swire Pacific, Ltd., Class A (A)	18,163	168,729
Swire Properties, Ltd.	43,628	144,533
Techtronic Industries Company, Ltd.	55,500	452,974
The Bank of East Asia, Ltd. (A)	59,561	132,978
The Wharf Holdings, Ltd.	46,876	119,144
Towngas China Company, Ltd. (B)	20,000	13,854
Vitasoy International Holdings, Ltd.	26,000	94,318
WH Group, Ltd. (C)	387,803	400,978
Wharf Real Estate Investment Company, Ltd.	46,876	286,017
Wheelock & Company, Ltd.	29,000	193,322
Yue Yuen Industrial Holdings, Ltd.	31,567	93,163
Yuexiu Property Company, Ltd.	244,000	56,367
		27,838,810
Hungary - 0.1%
MOL Hungarian Oil & Gas PLC	12,392	123,525
OTP Bank Nyrt	7,225	378,301

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hungary (continued)
Richter Gedeon NYRT	4,794	$104,249
		606,075
India - 2.2%
Adani Ports & Special Economic Zone, Ltd.	28,084	144,139
Ambuja Cements, Ltd.	22,913	63,026
Ashok Leyland, Ltd.	52,290	59,737
Asian Paints, Ltd.	10,113	253,694
Aurobindo Pharma, Ltd.	9,153	58,656
Avenue Supermarts, Ltd. (B)(C)	4,471	115,321
Axis Bank, Ltd.	80,176	845,734
Bajaj Auto, Ltd.	2,923	130,272
Bajaj Finance, Ltd.	5,420	320,978
Bajaj Finserv, Ltd.	1,261	166,494
Bharat Forge, Ltd.	9,316	63,113
Bharat Petroleum Corp., Ltd.	27,177	186,897
Bharti Airtel, Ltd. (B)	73,383	468,842
Bharti Infratel, Ltd.	15,904	56,276
Bosch, Ltd.	253	54,388
Britannia Industries, Ltd.	2,012	85,611
Cipla, Ltd.	12,134	81,254
Coal India, Ltd.	24,417	72,424
Dabur India, Ltd.	17,709	113,678
Divi's Laboratories, Ltd.	2,856	73,601
Dr. Reddy's Laboratories, Ltd., ADR	3,359	136,308
Eicher Motors, Ltd.	425	133,527
GAIL India, Ltd., GDR	9,954	97,857
Godrej Consumer Products, Ltd.	11,997	114,612
Grasim Industries, Ltd.	10,574	110,382
Havells India, Ltd.	11,177	101,387
HCL Technologies, Ltd.	37,954	302,616
Hero MotoCorp, Ltd.	4,200	143,962
Hindalco Industries, Ltd.	41,886	126,777
Hindustan Petroleum Corp., Ltd.	20,412	75,401
Hindustan Unilever, Ltd.	25,024	673,425
Housing Development Finance Corp., Ltd.	62,060	2,098,836
ICICI Bank, Ltd.	82,343	624,180
ICICI Bank, Ltd., ADR	47,107	710,845
ICICI Lombard General Insurance Company, Ltd. (C)	4,861	94,059
Indian Oil Corp., Ltd.	38,494	67,725
Infosys, Ltd., ADR	133,708	1,379,867
ITC, Ltd.	113,026	376,629
JSW Steel, Ltd.	33,031	125,117
Larsen & Toubro, Ltd.	16,660	304,641
LIC Housing Finance, Ltd.	9,991	60,751
Lupin, Ltd.	7,740	83,007
Mahindra & Mahindra Financial Services, Ltd.	12,958	58,443
Mahindra & Mahindra, Ltd., GDR	23,120	175,112
Marico, Ltd.	14,917	71,227
Maruti Suzuki India, Ltd.	3,626	374,460
Motherson Sumi Systems, Ltd.	37,306	76,692
Nestle India, Ltd.	776	160,601
NTPC, Ltd.	66,405	110,736
Oil & Natural Gas Corp., Ltd.	90,136	162,447
Page Industries, Ltd.	194	63,191
Petronet LNG, Ltd.	21,320	80,091
Pidilite Industries, Ltd.	4,359	84,714
Piramal Enterprises, Ltd.	2,660	56,817
Power Grid Corp. of India, Ltd.	55,842	149,131
REC, Ltd.	22,831	45,753
Reliance Capital, Ltd., GDR (B)(C)	4,327	894
Reliance Industries, Ltd.	16,339	347,031
Reliance Industries, Ltd., GDR (C)	45,832	1,944,318
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Shree Cement, Ltd.	276	$78,839
Shriram Transport Finance Company, Ltd.	4,949	81,104
State Bank of India, GDR (B)	5,224	244,512
Sun Pharmaceutical Industries, Ltd.	29,344	177,858
Tata Consultancy Services, Ltd.	34,423	1,043,946
Tata Motors, Ltd., ADR (B)	8,581	110,952
Tata Steel, Ltd., GDR	11,000	74,465
Tech Mahindra, Ltd.	18,378	196,041
The Tata Power Company, Ltd.	38,886	30,873
Titan Company, Ltd.	10,263	171,173
UltraTech Cement, Ltd.	2,054	116,729
UltraTech Cement, Ltd., GDR (A)	1,026	58,159
United Spirits, Ltd. (B)	10,125	85,012
UPL, Ltd.	15,099	123,519
Vedanta, Ltd., ADR	13,934	120,250
Wipro, Ltd., ADR (A)	30,298	113,618
Zee Entertainment Enterprises, Ltd.	20,071	82,080
		18,226,834
Indonesia - 0.5%
Adaro Energy Tbk PT	315,000	35,202
Astra International Tbk PT	679,000	338,205
Bank Central Asia Tbk PT	360,900	867,967
Bank Mandiri Persero Tbk PT	715,674	395,455
Bank Negara Indonesia Persero Tbk PT	276,500	156,089
Bank Rakyat Indonesia Persero Tbk PT	1,930,000	610,895
Bumi Serpong Damai Tbk PT (B)	429,500	38,708
Charoen Pokphand Indonesia Tbk PT	276,000	129,078
Gudang Garam Tbk PT	26,000	99,181
Hanjaya Mandala Sampoerna Tbk PT	362,500	54,753
Indah Kiat Pulp & Paper Corp. Tbk PT	97,300	53,849
Indocement Tunggal Prakarsa Tbk PT	53,500	73,173
Indofood CBP Sukses Makmur Tbk PT	114,400	91,866
Indofood Sukses Makmur Tbk PT	147,500	84,102
Jasa Marga Persero Tbk PT	123,300	45,901
Kalbe Farma Tbk PT	855,000	99,686
Pakuwon Jati Tbk PT	1,217,900	49,852
Perusahaan Gas Negara Tbk PT	480,500	74,920
Semen Indonesia Persero Tbk PT	111,000	95,720
Telekomunikasi Indonesia Persero Tbk PT	1,600,100	458,392
Telekomunikasi Indonesia Persero Tbk PT, ADR	358	10,203
Unilever Indonesia Tbk PT	66,500	201,025
United Tractors Tbk PT	55,279	85,588
		4,149,810
Ireland - 0.6%
AerCap Holdings NV (B)	5,178	318,292
AIB Group PLC	28,431	99,322
Bank of Ireland Group PLC	28,441	155,491
CRH PLC	30,732	1,232,633
DCC PLC	3,819	331,259
Experian PLC	35,386	1,199,575
Flutter Entertainment PLC	2,701	329,183
Irish Bank Resolution Corp., Ltd. (B)(E)	38,483	0
James Hardie Industries PLC, CHESS Depositary Interest	15,679	306,437
Kerry Group PLC, Class A (London Stock Exchange)	5,738	707,391
Kingspan Group PLC	5,492	334,621
Smurfit Kappa Group PLC	8,017	309,611
		5,323,815
Isle of Man - 0.0%
GVC Holdings PLC	22,751	266,766
Israel - 0.3%
Azrieli Group, Ltd.	1,424	104,311

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Israel (continued)
Bank Hapoalim BM	35,772	$297,079
Bank Leumi Le-Israel BM	54,437	397,006
Check Point Software Technologies, Ltd. (B)	4,016	445,615
CyberArk Software, Ltd. (B)	1,300	151,554
Elbit Systems, Ltd.	787	122,625
Israel Chemicals, Ltd.	16,931	79,957
Israel Discount Bank, Ltd., Class A	41,515	192,805
Mizrahi Tefahot Bank, Ltd.	5,543	147,857
Nice, Ltd. (B)	1,954	302,986
Teva Pharmaceutical Industries, Ltd. (B)	33,126	322,937
Wix.com, Ltd. (B)	1,600	195,808
		2,760,540
Italy - 1.4%
Assicurazioni Generali SpA	42,969	887,090
Atlantia SpA	19,839	463,023
Davide Campari-Milano SpA (A)	20,278	185,287
Enel SpA	312,319	2,481,019
Eni SpA	98,316	1,526,975
Ferrari NV	4,799	796,809
FinecoBank Banca Fineco SpA	25,319	303,723
Intesa Sanpaolo SpA	575,443	1,515,833
Leonardo SpA	15,427	180,918
Mediobanca Banca di Credito Finanziario SpA	22,013	242,376
Moncler SpA	6,366	286,519
Pirelli & C. SpA (C)	14,232	82,143
Poste Italiane SpA (C)	21,903	248,882
Prysmian SpA (A)	8,366	201,950
Recordati SpA	4,564	192,395
Snam SpA	82,226	432,330
Telecom Italia SpA (B)	387,741	242,149
Telecom Italia SpA	233,394	142,935
Terna Rete Elettrica Nazionale SpA	57,217	382,664
UniCredit SpA	78,343	1,145,142
		11,940,162
Japan - 16.1%
ABC-Mart, Inc.	1,400	95,566
Acom Company, Ltd.	18,200	82,576
Advantest Corp.	8,100	456,825
Aeon Company, Ltd.	24,200	499,401
AEON Financial Service Company, Ltd.	4,800	75,632
Aeon Mall Company, Ltd.	3,300	58,534
AGC, Inc.	6,500	232,427
Air Water, Inc.	5,000	72,958
Aisin Seiki Company, Ltd.	6,200	229,646
Ajinomoto Company, Inc.	16,300	271,351
Alfresa Holdings Corp.	7,700	156,426
Alps Alpine Company, Ltd.	7,400	167,975
Amada Holdings Company, Ltd.	12,000	136,485
ANA Holdings, Inc. (A)	4,100	136,873
Aozora Bank, Ltd.	3,900	103,033
Asahi Group Holdings, Ltd.	13,400	611,315
Asahi Intecc Company, Ltd.	7,000	204,969
Asahi Kasei Corp.	46,400	520,998
Astellas Pharma, Inc.	69,900	1,193,192
Bandai Namco Holdings, Inc.	7,499	456,181
Benesse Holdings, Inc.	2,400	63,083
Bridgestone Corp. (A)	21,100	783,867
Brother Industries, Ltd.	8,700	179,683
Calbee, Inc.	3,800	123,809
Canon, Inc. (A)	37,000	1,012,634
Casio Computer Company, Ltd.	6,700	133,889
Central Japan Railway Company	5,300	1,065,664
Chubu Electric Power Company, Inc.	26,100	368,946
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Chugai Pharmaceutical Company, Ltd.	8,300	$764,391
Coca-Cola Bottlers Japan Holdings, Inc. (A)	4,700	120,086
Concordia Financial Group, Ltd.	39,100	160,572
Credit Saison Company, Ltd.	5,000	86,719
CyberAgent, Inc.	3,600	125,409
Dai Nippon Printing Company, Ltd.	9,800	265,066
Daicel Corp.	10,034	95,929
Daifuku Company, Ltd.	4,000	241,740
Dai-ichi Life Holdings, Inc.	39,900	657,563
Daiichi Sankyo Company, Ltd.	21,000	1,386,930
Daikin Industries, Ltd.	9,200	1,298,026
Daito Trust Construction Company, Ltd.	2,800	346,014
Daiwa House Industry Company, Ltd.	22,200	687,242
Daiwa House REIT Investment Corp.	78	203,957
Daiwa Securities Group, Inc.	59,900	302,400
Denso Corp.	16,000	722,597
Dentsu, Inc.	8,400	289,429
Disco Corp.	1,000	234,825
East Japan Railway Company	11,200	1,010,934
Eisai Company, Ltd.	9,800	733,295
Electric Power Development Company, Ltd.	5,200	126,217
FamilyMart Company, Ltd.	8,800	210,757
FANUC Corp.	7,200	1,329,587
Fast Retailing Company, Ltd.	2,200	1,306,963
Fuji Electric Company, Ltd.	4,600	139,736
FUJIFILM Holdings Corp.	13,300	635,153
Fujitsu, Ltd.	7,300	686,608
Fukuoka Financial Group, Inc.	5,800	110,815
GMO Payment Gateway, Inc.	1,500	102,722
Hakuhodo DY Holdings, Inc.	9,300	149,647
Hamamatsu Photonics KK	5,400	221,294
Hankyu Hanshin Holdings, Inc.	8,400	359,316
Hikari Tsushin, Inc.	800	201,038
Hino Motors, Ltd.	10,000	105,755
Hirose Electric Company, Ltd.	1,223	156,338
Hisamitsu Pharmaceutical Company, Inc.	2,000	97,403
Hitachi Chemical Company, Ltd.	3,700	155,014
Hitachi Construction Machinery Company, Ltd.	4,100	122,128
Hitachi High-Technologies Corp.	2,800	198,295
Hitachi Metals, Ltd.	9,000	132,477
Hitachi, Ltd.	35,900	1,514,827
Honda Motor Company, Ltd.	60,400	1,709,413
Hoshizaki Corp.	1,900	169,404
Hoya Corp.	14,100	1,346,015
Hulic Company, Ltd.	10,700	128,830
Idemitsu Kosan Company, Ltd.	7,206	199,114
IHI Corp.	5,700	133,386
Iida Group Holdings Company, Ltd.	5,000	87,628
Inpex Corp.	36,700	380,202
Isetan Mitsukoshi Holdings, Ltd.	12,219	109,723
Isuzu Motors, Ltd.	21,600	255,329
ITOCHU Corp.	49,900	1,156,517
Itochu Techno-Solutions Corp.	3,400	95,751
J Front Retailing Company, Ltd.	9,000	125,525
Japan Airlines Company, Ltd.	4,000	124,544
Japan Airport Terminal Company, Ltd.	1,500	83,228
Japan Exchange Group, Inc.	19,900	350,341
Japan Post Bank Company, Ltd.	14,000	134,327
Japan Post Holdings Company, Ltd.	58,300	548,280
Japan Post Insurance Company, Ltd.	8,300	141,486
Japan Prime Realty Investment Corp.	28	123,113
Japan Real Estate Investment Corp.	47	311,915

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Japan Retail Fund Investment Corp.	93	$200,127
Japan Tobacco, Inc. (A)	44,400	989,967
JFE Holdings, Inc.	18,300	234,815
JGC Holdings Corp.	7,000	111,412
JSR Corp.	6,500	118,902
JTEKT Corp.	7,300	86,236
JXTG Holdings, Inc.	117,111	531,518
Kajima Corp.	16,500	219,371
Kakaku.com, Inc.	5,000	127,666
Kamigumi Company, Ltd.	4,500	98,918
Kansai Paint Company, Ltd.	7,000	171,004
Kao Corp.	17,900	1,476,304
Kawasaki Heavy Industries, Ltd.	5,000	109,284
KDDI Corp.	65,500	1,954,282
Keihan Holdings Company, Ltd.	3,400	165,092
Keikyu Corp.	8,900	171,583
Keio Corp.	4,100	248,088
Keisei Electric Railway Company, Ltd.	4,800	185,997
Keyence Corp.	6,796	2,386,338
Kikkoman Corp.	5,200	254,565
Kintetsu Group Holdings Company, Ltd.	6,200	336,287
Kirin Holdings Company, Ltd.	30,900	674,442
Kobayashi Pharmaceutical Company, Ltd.	1,800	152,462
Koito Manufacturing Company, Ltd.	4,000	185,224
Komatsu, Ltd.	34,200	820,850
Konami Holdings Corp.	3,700	152,042
Konica Minolta, Inc.	18,700	121,813
Kose Corp.	1,400	204,070
Kubota Corp.	38,800	609,286
Kuraray Company, Ltd.	13,300	161,167
Kurita Water Industries, Ltd.	3,500	103,862
Kyocera Corp.	11,900	811,053
Kyowa Kirin Company, Ltd.	9,473	223,187
Kyushu Electric Power Company, Inc.	16,000	138,816
Kyushu Railway Company	5,700	190,822
Lawson, Inc.	1,900	107,849
LINE Corp. (A)(B)	2,600	127,744
Lion Corp.	8,000	155,509
LIXIL Group Corp.	10,300	177,746
M3, Inc.	16,300	491,536
Makita Corp.	8,700	300,453
Marubeni Corp.	57,400	424,093
Marui Group Company, Ltd.	7,600	185,307
Maruichi Steel Tube, Ltd.	2,300	64,636
Mazda Motor Corp.	20,300	172,985
McDonald's Holdings Company Japan, Ltd. (A)	2,600	125,265
Mebuki Financial Group, Inc.	29,510	75,237
Medipal Holdings Corp.	6,090	134,409
MEIJI Holdings Company, Ltd.	4,500	304,111
Mercari, Inc. (B)	3,800	77,687
MINEBEA MITSUMI, Inc.	13,900	287,120
MISUMI Group, Inc.	10,700	264,827
Mitsubishi Chemical Holdings Corp.	51,800	385,971
Mitsubishi Corp.	50,000	1,324,568
Mitsubishi Electric Corp.	67,600	920,421
Mitsubishi Estate Company, Ltd.	43,800	838,108
Mitsubishi Gas Chemical Company, Inc.	5,814	88,572
Mitsubishi Heavy Industries, Ltd.	12,800	496,344
Mitsubishi Materials Corp.	3,900	105,845
Mitsubishi Motors Corp.	24,700	102,956
Mitsubishi Tanabe Pharma Corp.	8,800	161,437
Mitsubishi UFJ Financial Group, Inc.	456,000	2,465,289
Mitsubishi UFJ Lease & Finance Company, Ltd.	17,600	113,303
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Mitsui & Company, Ltd.	61,300	$1,089,640
Mitsui Chemicals, Inc.	6,800	165,643
Mitsui Fudosan Company, Ltd.	33,000	806,518
Mitsui OSK Lines, Ltd.	4,700	129,252
Mizuho Financial Group, Inc.	893,100	1,375,749
MonotaRO Company, Ltd.	4,500	119,794
MS&AD Insurance Group Holdings, Inc.	17,600	580,953
Murata Manufacturing Company, Ltd.	21,300	1,310,985
Nabtesco Corp.	3,900	114,921
Nagoya Railroad Company, Ltd.	7,500	232,897
NEC Corp.	9,500	393,152
Nexon Company, Ltd. (B)	20,800	275,918
NGK Insulators, Ltd.	9,000	156,564
NGK Spark Plug Company, Ltd.	6,300	122,119
NH Foods, Ltd.	3,119	129,200
Nidec Corp.	8,300	1,133,646
Nikon Corp.	12,400	151,648
Nintendo Company, Ltd.	4,100	1,639,837
Nippon Building Fund, Inc.	48	351,852
Nippon Express Company, Ltd.	2,900	169,995
Nippon Paint Holdings Company, Ltd.	5,200	267,705
Nippon Prologis REIT, Inc.	84	213,940
Nippon Shinyaku Company, Ltd.	1,700	147,209
Nippon Steel Corp.	30,600	461,232
Nippon Telegraph & Telephone Corp.	47,600	1,203,028
Nippon Yusen KK	5,500	99,130
Nissan Chemical Corp.	4,600	192,638
Nissan Motor Company, Ltd.	92,100	533,695
Nisshin Seifun Group, Inc.	7,400	129,111
Nissin Foods Holdings Company, Ltd.	2,200	163,400
Nitori Holdings Company, Ltd.	2,900	457,769
Nitto Denko Corp.	6,400	359,858
Nomura Holdings, Inc.	123,700	636,534
Nomura Real Estate Holdings, Inc.	4,500	107,934
Nomura Real Estate Master Fund, Inc.	151	258,290
Nomura Research Institute, Ltd.	12,246	261,893
NSK, Ltd.	13,215	124,924
NTT Data Corp.	22,500	300,915
NTT DOCOMO, Inc.	49,400	1,376,093
Obayashi Corp.	25,900	287,663
Obic Company, Ltd.	2,600	350,222
Odakyu Electric Railway Company, Ltd.	10,900	254,286
Oji Holdings Corp.	30,000	162,240
Olympus Corp.	43,100	664,288
Omron Corp.	7,100	413,846
Ono Pharmaceutical Company, Ltd.	15,100	344,738
Oracle Corp. Japan	1,500	136,138
Oriental Land Company, Ltd.	7,400	1,009,666
ORIX Corp.	49,000	811,997
Orix JREIT, Inc.	97	210,252
Osaka Gas Company, Ltd.	13,800	263,900
Otsuka Corp.	3,800	151,753
Otsuka Holdings Company, Ltd.	14,500	646,327
Pan Pacific International Holdings Corp.	18,000	298,643
Panasonic Corp.	81,700	766,280
Park24 Company, Ltd.	4,100	100,393
PeptiDream, Inc. (B)	3,300	168,641
Persol Holdings Company, Ltd.	6,200	116,195
Pigeon Corp.	4,100	150,126
Pola Orbis Holdings, Inc.	3,200	76,221
Rakuten, Inc.	32,500	277,654
Recruit Holdings Company, Ltd.	50,300	1,884,004
Renesas Electronics Corp. (B)	29,900	204,275
Resona Holdings, Inc.	78,000	339,965
Ricoh Company, Ltd.	24,000	261,156

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Rinnai Corp.	1,200	$93,779
Rohm Company, Ltd.	3,400	271,283
Ryohin Keikaku Company, Ltd.	9,000	209,757
Sankyo Company, Ltd.	1,900	63,104
Santen Pharmaceutical Company, Ltd.	14,000	266,604
SBI Holdings, Inc.	9,613	202,952
Secom Company, Ltd.	8,200	731,790
Sega Sammy Holdings, Inc.	6,900	99,910
Seibu Holdings, Inc.	7,100	116,793
Seiko Epson Corp.	11,600	175,147
Sekisui Chemical Company, Ltd.	13,400	232,489
Sekisui House, Ltd.	24,800	529,600
Seven & i Holdings Company, Ltd.	27,900	1,022,687
Seven Bank, Ltd.	20,400	66,832
SG Holdings Company, Ltd.	6,500	146,418
Sharp Corp.	9,700	148,240
Shimadzu Corp.	8,000	250,186
Shimamura Company, Ltd.	700	53,217
Shimano, Inc.	2,800	454,247
Shimizu Corp.	25,000	254,670
Shin-Etsu Chemical Company, Ltd.	13,500	1,484,637
Shinsei Bank, Ltd.	8,900	135,789
Shionogi & Company, Ltd.	10,000	618,615
Shiseido Company, Ltd.	14,800	1,050,948
Showa Denko KK	4,800	126,506
SMC Corp.	2,200	1,006,094
Softbank Corp.	62,000	831,400
SoftBank Group Corp.	57,900	2,513,847
Sohgo Security Services Company, Ltd.	2,900	156,962
Sompo Holdings, Inc.	13,400	526,213
Sony Corp.	47,100	3,197,982
Sony Financial Holdings, Inc.	5,600	134,427
Square Enix Holdings Company, Ltd.	3,400	169,299
Stanley Electric Company, Ltd.	5,300	153,071
Subaru Corp.	24,200	599,430
SUMCO Corp.	8,200	135,864
Sumitomo Chemical Company, Ltd.	56,000	254,272
Sumitomo Corp.	44,000	653,547
Sumitomo Dainippon Pharma Company, Ltd.	5,300	102,688
Sumitomo Electric Industries, Ltd.	29,000	435,527
Sumitomo Heavy Industries, Ltd.	4,002	113,676
Sumitomo Metal Mining Company, Ltd.	8,500	273,700
Sumitomo Mitsui Financial Group, Inc.	49,300	1,820,914
Sumitomo Mitsui Trust Holdings, Inc.	12,700	502,043
Sumitomo Realty & Development Company, Ltd.	13,300	464,030
Sumitomo Rubber Industries, Ltd.	7,100	86,576
Sundrug Company, Ltd.	2,400	86,837
Suntory Beverage & Food, Ltd.	5,000	208,743
Suzuken Company, Ltd.	2,640	107,601
Suzuki Motor Corp.	14,500	605,258
Sysmex Corp.	6,700	456,169
T&D Holdings, Inc.	19,900	251,650
Taiheiyo Cement Corp.	4,200	123,283
Taisei Corp.	8,300	343,795
Taisho Pharmaceutical Holdings Company, Ltd.	1,200	88,554
Taiyo Nippon Sanso Corp.	4,600	101,816
Takeda Pharmaceutical Company, Ltd.	55,476	2,194,199
TDK Corp.	4,700	528,182
Teijin, Ltd.	6,400	119,566
Terumo Corp.	23,900	847,836
The Bank of Kyoto, Ltd.	1,900	81,018
The Chiba Bank, Ltd.	21,600	124,199
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
The Chugoku Electric Power Company, Inc. (A)	10,000	$131,451
The Kansai Electric Power Company, Inc.	27,200	315,107
The Shizuoka Bank, Ltd.	17,000	126,450
The Yokohama Rubber Company, Ltd.	5,000	96,975
THK Company, Ltd.	5,200	139,611
Tobu Railway Company, Ltd.	7,800	282,368
Toho Company, Ltd.	4,067	169,481
Toho Gas Company, Ltd.	2,800	114,330
Tohoku Electric Power Company, Inc.	16,600	164,566
Tokio Marine Holdings, Inc.	23,700	1,326,935
Tokyo Century Corp. (A)	1,500	79,866
Tokyo Electric Power Company Holdings, Inc. (B)	63,000	269,675
Tokyo Electron, Ltd.	5,800	1,266,314
Tokyo Gas Company, Ltd.	13,900	337,755
Tokyu Corp.	17,900	331,019
Tokyu Fudosan Holdings Corp.	26,400	182,300
Toppan Printing Company, Ltd.	10,300	212,780
Toray Industries, Inc.	56,100	380,107
Toshiba Corp.	18,300	621,134
Tosoh Corp.	9,300	143,274
TOTO, Ltd.	5,400	228,026
Toyo Seikan Group Holdings, Ltd.	5,500	94,678
Toyo Suisan Kaisha, Ltd.	3,600	152,877
Toyoda Gosei Company, Ltd.	2,466	61,575
Toyota Industries Corp.	5,200	299,208
Toyota Motor Corp.	84,380	5,945,542
Toyota Tsusho Corp.	7,900	277,508
Trend Micro, Inc.	5,300	271,200
Tsuruha Holdings, Inc.	1,300	166,917
Unicharm Corp.	16,100	543,652
United Urban Investment Corp.	114	214,099
USS Company, Ltd.	7,770	146,879
Welcia Holdings Company, Ltd.	1,700	108,000
West Japan Railway Company	6,000	518,961
Yakult Honsha Company, Ltd.	4,743	261,399
Yamada Denki Company, Ltd.	22,400	118,855
Yamaha Corp.	6,000	332,661
Yamaha Motor Company, Ltd.	10,100	202,333
Yamato Holdings Company, Ltd.	11,000	187,546
Yamazaki Baking Company, Ltd.	4,000	71,477
Yaskawa Electric Corp.	9,000	339,039
Yokogawa Electric Corp.	9,386	164,828
Z Holdings Corp.	102,600	433,189
ZOZO, Inc.	2,800	53,550
		135,397,818
Luxembourg - 0.2%
ArcelorMittal SA	24,275	427,720
Aroundtown SA	37,519	336,989
Eurofins Scientific SE (A)	430	238,880
Millicom International Cellular SA	2,582	123,998
Reinet Investments SCA	5,229	103,703
SES SA	14,498	203,780
Tenaris SA	16,418	186,016
		1,621,086
Macau - 0.1%
Sands China, Ltd.	89,600	478,739
Wynn Macau, Ltd. (A)	61,415	151,334
		630,073
Malaysia - 0.5%
AirAsia Group BHD	21,700	9,022
AMMB Holdings BHD	59,087	56,514
Axiata Group BHD	101,690	103,004

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
British American Tobacco Malaysia BHD	4,300	$15,864
CIMB Group Holdings BHD	188,437	237,340
Dialog Group BHD	166,000	140,304
DiGi.Com BHD	110,800	120,938
Gamuda BHD	72,333	68,984
Genting BHD	72,900	107,874
Genting Malaysia BHD	105,700	85,080
Genting Plantations BHD	15,000	38,851
HAP Seng Consolidated BHD	30,200	73,703
Hartalega Holdings BHD	60,200	80,717
Hong Leong Bank BHD	23,269	98,466
Hong Leong Financial Group BHD	6,104	25,233
IHH Healthcare BHD	108,100	144,732
IJM Corp. BHD	87,420	46,412
IOI Corp. BHD	114,466	129,062
Kuala Lumpur Kepong BHD	17,150	104,059
Malayan Banking BHD	122,385	258,621
Malaysia Airports Holdings BHD	34,427	63,983
Maxis BHD	67,200	87,487
MISC BHD	26,280	53,694
Nestle Malaysia BHD	2,800	100,682
Petronas Chemicals Group BHD	99,800	179,351
Petronas Dagangan BHD	12,200	68,903
Petronas Gas BHD	21,200	86,180
PPB Group BHD	21,240	97,880
Press Metal Aluminium Holdings BHD	60,400	68,768
Public Bank BHD	97,378	463,143
RHB Bank BHD	29,167	41,207
Sime Darby BHD	108,224	58,745
Sime Darby Plantation BHD	108,224	144,242
Telekom Malaysia BHD	42,705	39,900
Tenaga Nasional BHD	101,250	328,405
YTL Corp. BHD	156,867	37,587
		3,864,937
Malta - 0.0%
BGP Holdings PLC (B)(E)	271,827	0
Mexico - 0.6%
Alfa SAB de CV, Class A	108,680	90,013
Alsea SAB de CV (B)	18,000	47,438
America Movil SAB de CV, Series L	1,206,532	963,566
Arca Continental SAB de CV	16,000	84,631
Cemex SAB de CV	521,849	195,409
Coca-Cola Femsa SAB de CV	19,312	117,256
El Puerto de Liverpool SAB de CV, Series C1 (A)	7,600	37,704
Fibra Uno Administracion SA de CV	120,700	186,915
Fomento Economico Mexicano SAB de CV	69,720	657,579
Gruma SAB de CV, Class B	7,685	78,766
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	14,000	166,415
Grupo Aeroportuario del Sureste SAB de CV, B Shares (A)	8,020	150,258
Grupo Bimbo SAB de CV, Series A	58,984	107,471
Grupo Carso SAB de CV, Series A1	17,777	65,711
Grupo Financiero Banorte SAB de CV, Series O	92,962	519,004
Grupo Financiero Inbursa SAB de CV, Series O	86,738	106,430
Grupo Mexico SAB de CV, Series B	136,866	376,268
Grupo Televisa SAB	87,126	204,273
Industrias Penoles SAB de CV (A)	4,883	51,140
Infraestructura Energetica Nova SAB de CV	18,000	84,519
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
Kimberly-Clark de Mexico SAB de CV, Class A (B)	56,178	$111,806
Orbia Advance Corp. SAB de CV (A)	37,631	80,248
Promotora y Operadora de Infraestructura SAB de CV	9,800	100,304
Wal-Mart de Mexico SAB de CV	186,488	535,373
		5,118,497
Netherlands - 3.4%
ABN AMRO Bank NV (C)	15,368	280,104
Adyen NV (B)(C)	371	305,184
Aegon NV (A)	73,280	335,449
Akzo Nobel NV	8,925	911,460
Altice Europe NV (B)	24,935	161,467
ASML Holding NV	15,830	4,686,597
EXOR NV	3,992	309,507
Heineken Holding NV	4,217	409,862
Heineken NV	10,110	1,079,024
ING Groep NV	150,207	1,805,858
Koninklijke Ahold Delhaize NV	45,966	1,152,483
Koninklijke DSM NV	7,092	927,252
Koninklijke KPN NV	143,262	423,968
Koninklijke Philips NV	35,754	1,747,796
Koninklijke Vopak NV (A)	2,830	153,784
NN Group NV	12,137	461,485
NXP Semiconductors NV	11,069	1,408,641
Prosus NV (B)	18,931	1,416,832
QIAGEN NV (B)	8,350	284,513
Randstad NV	4,395	269,305
Royal Dutch Shell PLC, A Shares	158,109	4,682,306
Royal Dutch Shell PLC, B Shares	138,934	4,124,099
Wolters Kluwer NV	10,984	802,006
		28,138,982
New Zealand - 0.2%
a2 Milk Company, Ltd. (B)	26,028	263,544
Auckland International Airport, Ltd.	36,599	215,729
Fisher & Paykel Healthcare Corp., Ltd.	19,921	298,138
Fletcher Building, Ltd. (A)	29,269	100,325
Meridian Energy, Ltd.	43,320	145,924
Ryman Healthcare, Ltd.	12,940	142,218
Spark New Zealand, Ltd.	63,312	184,619
		1,350,497
Norway - 0.4%
Adevinta ASA (B)	3,512	41,720
Aker BP ASA	3,844	126,162
DNB ASA	35,015	655,232
Equinor ASA	35,722	712,378
Gjensidige Forsikring ASA	6,934	145,551
Mowi ASA	14,928	388,142
Norsk Hydro ASA	48,185	179,181
Orkla ASA	29,206	296,173
Schibsted ASA, B Shares	3,512	100,363
Telenor ASA	26,898	482,165
Yara International ASA	6,981	290,855
		3,417,922
Peru - 0.1%
Cia de Minas Buenaventura SAA, ADR	8,064	121,766
Credicorp, Ltd.	2,434	518,758
Southern Copper Corp.	2,874	122,088
		762,612
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	85,070	86,367
Aboitiz Power Corp.	72,200	48,760
Ayala Corp.	8,920	138,164

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Philippines (continued)
Ayala Land, Inc.	253,800	$227,636
Bank of the Philippine Islands	34,118	59,172
BDO Unibank, Inc.	77,140	240,468
Globe Telecom, Inc.	970	38,682
GT Capital Holdings, Inc.	3,464	57,886
JG Summit Holdings, Inc.	85,100	135,628
Jollibee Foods Corp.	18,900	80,529
Manila Electric Company	8,090	50,613
Megaworld Corp.	564,000	44,606
Metro Pacific Investments Corp.	509,100	34,949
Metropolitan Bank & Trust Company	65,642	85,884
PLDT, Inc.	3,730	73,161
Security Bank Corp.	15,170	58,364
SM Investments Corp.	8,302	170,840
SM Prime Holdings, Inc.	311,044	258,169
Universal Robina Corp.	30,280	86,602
		1,976,480
Poland - 0.2%
Bank Millennium SA (B)	21,269	32,733
Bank Polska Kasa Opieki SA	5,522	146,132
CCC SA	1,215	35,226
CD Projekt SA	2,349	173,215
Cyfrowy Polsat SA	6,360	46,757
Dino Polska SA (B)(C)	1,719	65,224
Grupa Lotos SA	3,293	72,639
KGHM Polska Miedz SA (B)	5,681	143,303
LPP SA	42	97,641
mBank SA (B)	525	53,886
Orange Polska SA (B)	26,179	49,109
PGE Polska Grupa Energetyczna SA (B)	26,654	55,853
Polski Koncern Naftowy ORLEN SA	11,432	258,587
Polskie Gornictwo Naftowe i Gazownictwo SA	62,946	71,796
Powszechna Kasa Oszczednosci Bank Polski SA	32,873	298,443
Powszechny Zaklad Ubezpieczen SA	23,000	242,913
Santander Bank Polska SA	1,219	98,756
		1,942,213
Portugal - 0.1%
EDP - Energias de Portugal SA	84,624	367,219
Galp Energia SGPS SA	18,673	313,485
Jeronimo Martins SGPS SA	7,332	120,827
		801,531
Romania - 0.0%
NEPI Rockcastle PLC	13,882	122,742
Russia - 1.1%
Evraz PLC	18,017	96,478
Gazprom PJSC, ADR	251,662	2,068,662
Gazprom PJSC, ADR (London Stock Exchange)	3,680	30,373
LUKOIL PJSC, ADR	23,756	2,344,955
MMC Norilsk Nickel PJSC, ADR	39,185	1,194,751
Mobile TeleSystems PJSC, ADR	20,264	205,680
Novatek PJSC, GDR	3,057	622,455
Rosneft Oil Company PJSC, GDR	30,000	217,797
Rosneft Oil Company PJSC, GDR (London Stock Exchange)	9,131	66,290
Sberbank of Russia PJSC, ADR	40,000	656,000
Sberbank of Russia PJSC, ADR (London Stock Exchange)	34,900	577,682
Severstal PJSC, GDR	4,250	64,318
Surgutneftegas PJSC, ADR	22,274	138,322
Surgutneftegas PJSC, ADR (London Stock Exchange)	23,070	186,753
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Russia (continued)
Tatneft PJSC, ADR	7,986	$588,169
VTB Bank PJSC, GDR	50,760	74,323
		9,133,008
Singapore - 0.9%
Ascendas Real Estate Investment Trust	113,599	250,980
BOC Aviation, Ltd. (C)	7,400	75,260
CapitaLand Commercial Trust	82,786	122,606
CapitaLand Mall Trust	90,402	165,487
CapitaLand, Ltd.	89,999	251,144
City Developments, Ltd.	16,600	135,105
ComfortDelGro Corp., Ltd.	90,200	159,601
DBS Group Holdings, Ltd.	64,118	1,236,275
Genting Singapore, Ltd.	226,200	154,899
Jardine Cycle & Carriage, Ltd.	4,152	92,850
Keppel Corp., Ltd.	55,069	277,469
Mapletree Commercial Trust	74,500	132,480
Oversea-Chinese Banking Corp., Ltd.	122,325	1,000,687
SATS, Ltd.	29,800	112,171
Sembcorp Industries, Ltd.	38,019	64,746
Singapore Airlines, Ltd.	23,140	155,577
Singapore Exchange, Ltd.	28,000	184,412
Singapore Press Holdings, Ltd.	59,500	96,384
Singapore Technologies Engineering, Ltd.	54,000	158,147
Singapore Telecommunications, Ltd.	294,940	739,450
Suntec Real Estate Investment Trust	103,300	141,412
United Overseas Bank, Ltd.	48,308	950,056
UOL Group, Ltd.	20,239	125,259
Venture Corp., Ltd.	9,700	117,019
Wilmar International, Ltd.	72,000	220,586
		7,120,062
South Africa - 1.2%
Absa Group, Ltd.	25,092	267,683
Anglo American Platinum, Ltd.	1,548	144,173
AngloGold Ashanti, Ltd.	14,430	327,790
Aspen Pharmacare Holdings, Ltd. (B)	14,246	121,494
Bid Corp., Ltd.	11,078	261,236
Capitec Bank Holdings, Ltd.	1,337	138,031
Clicks Group, Ltd.	9,143	167,641
Discovery, Ltd.	16,606	143,132
Exxaro Resources, Ltd.	8,997	84,103
FirstRand, Ltd.	118,126	530,030
Fortress REIT, Ltd., Class A	32,243	44,324
Gold Fields, Ltd.	29,492	201,302
Growthpoint Properties, Ltd.	106,448	168,157
Impala Platinum Holdings, Ltd. (B)	29,527	301,688
Investec, Ltd.	7,953	47,155
Kumba Iron Ore, Ltd.	2,928	87,115
Liberty Holdings, Ltd.	4,754	37,586
Life Healthcare Group Holdings, Ltd.	60,966	107,183
Momentum Metropolitan Holdings	19,936	31,097
Mr. Price Group, Ltd.	8,969	117,096
MTN Group, Ltd.	59,164	348,780
MultiChoice Group, Ltd. (B)	15,717	130,942
Naspers, Ltd., N Shares	16,603	2,717,031
Nedbank Group, Ltd.	13,031	199,528
Old Mutual, Ltd. (A)	182,601	254,851
Pick n Pay Stores, Ltd.	13,126	59,896
PSG Group, Ltd.	4,220	70,619
Rand Merchant Investment Holdings, Ltd.	32,688	72,080
Redefine Properties, Ltd.	221,491	119,584
Remgro, Ltd.	20,519	286,123
RMB Holdings, Ltd.	31,391	180,552
Sanlam, Ltd.	63,976	361,457
Sasol, Ltd.	19,396	420,809
Shoprite Holdings, Ltd.	16,492	148,330

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Sibanye Gold, Ltd. (B)	83,867	$214,293
Standard Bank Group, Ltd.	46,838	563,366
Telkom SA SOC, Ltd.	13,339	33,208
The Bidvest Group, Ltd.	11,166	163,236
The Foschini Group, Ltd.	7,014	74,920
The SPAR Group, Ltd.	5,706	80,609
Tiger Brands, Ltd.	6,286	94,621
Vodacom Group, Ltd.	19,298	158,973
Woolworths Holdings, Ltd.	33,746	117,266
		10,199,090
South Korea - 3.0%
Amorepacific Corp. (B)	1,183	203,733
AMOREPACIFIC Group (B)	770	55,009
BGF Company, Ltd. (B)	3,285	15,874
BGF retail Company, Ltd. (B)	279	40,823
BNK Financial Group, Inc. (B)	8,021	53,017
Celltrion Healthcare Company, Ltd. (B)	1,513	68,937
Celltrion, Inc. (B)	3,737	582,540
Cheil Worldwide, Inc. (B)	3,910	81,305
CJ CheilJedang Corp. (B)	326	71,084
CJ Corp. (B)	456	38,022
CJ ENM Company, Ltd. (B)	398	54,869
CJ Logistics Corp. (B)	392	52,458
Daelim Industrial Company, Ltd. (B)	877	68,607
Daewoo Engineering & Construction Company, Ltd. (B)	2,130	8,725
DB Insurance Company, Ltd. (B)	1,810	81,761
Doosan Bobcat, Inc. (B)	1,853	55,028
E-MART, Inc. (B)	817	89,887
Fila Korea, Ltd. (B)	1,753	80,101
GS Engineering & Construction Corp. (B)	1,468	39,287
GS Holdings Corp. (B)	2,038	90,923
GS Retail Company, Ltd. (B)	966	32,790
Hana Financial Group, Inc.	10,757	342,159
Hankook Tire & Technology Company, Ltd. (B)	3,008	87,109
Hanmi Pharm Company, Ltd. (B)	227	58,141
Hanon Systems	9,450	90,968
Hanwha Chemical Corp.	4,418	71,822
Hanwha Corp. (B)	2,040	43,996
Hanwha Life Insurance Company, Ltd. (B)	8,120	16,185
HDC Hyundai Development Co-Engineering & Construction, Series E (B)	1,376	30,425
Helixmith Company, Ltd. (B)	650	51,787
HLB, Inc. (A)(B)	1,118	111,147
Hotel Shilla Company, Ltd. (B)	1,190	93,011
Hyundai Department Store Company, Ltd. (B)	494	35,424
Hyundai Engineering & Construction Company, Ltd. (B)	2,649	96,634
Hyundai Glovis Company, Ltd. (B)	539	66,505
Hyundai Heavy Industries Holdings Company, Ltd. (B)	311	90,765
Hyundai Marine & Fire Insurance Company, Ltd. (B)	2,650	61,678
Hyundai Mobis Company, Ltd.	2,332	515,933
Hyundai Motor Company	5,358	558,072
Hyundai Steel Company (B)	2,875	77,947
Industrial Bank of Korea	9,029	92,035
Kakao Corp.	1,792	237,341
Kangwon Land, Inc. (B)	4,000	102,328
KB Financial Group, Inc.	13,089	539,240
KB Financial Group, Inc., ADR	2,772	114,678
KCC Corp.	196	39,510
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Kia Motors Corp. (B)	8,934	$341,194
Korea Aerospace Industries, Ltd. (B)	1,710	50,328
Korea Electric Power Corp.	6,370	152,833
Korea Electric Power Corp., ADR	4,277	50,597
Korea Gas Corp. (B)	1,166	38,101
Korea Investment Holdings Company, Ltd. (B)	1,170	73,068
Korea Shipbuilding & Offshore Engineering Company, Ltd. (B)	1,465	159,414
Korea Zinc Company, Ltd. (B)	339	124,574
Korean Air Lines Company, Ltd. (B)	1,349	33,167
KT&G Corp.	4,323	349,764
Kumho Petrochemical Company, Ltd. (B)	614	41,062
LG Chem, Ltd. (B)	1,568	429,717
LG Corp. (B)	3,654	232,824
LG Display Company, Ltd.	7,650	107,024
LG Display Company, Ltd., ADR	2,417	16,774
LG Electronics, Inc.	3,460	214,926
LG Household & Health Care, Ltd. (B)	362	393,223
LG Innotek Company, Ltd. (B)	650	78,345
LG Uplus Corp. (B)	3,050	37,409
Lotte Chemical Corp. (B)	562	108,580
Lotte Corp.	819	27,528
Lotte Shopping Company, Ltd. (B)	366	42,819
Medy-Tox, Inc.	148	38,572
Meritz Securities Company, Ltd. (B)	17,864	58,396
Mirae Asset Daewoo Company, Ltd. (B)	13,812	89,864
NAVER Corp. (B)	5,513	887,014
NCSoft Corp. (B)	632	294,894
Netmarble Corp. (B)(C)	916	73,039
NH Investment & Securities Company, Ltd. (B)	3,944	43,144
OCI Company, Ltd. (B)	650	35,123
Orange Life Insurance, Ltd. (C)	1,552	37,872
Orion Corp. (B)	940	85,729
Ottogi Corp. (B)	43	20,609
Pan Ocean Company, Ltd. (B)	11,652	45,657
Pearl Abyss Corp. (B)	204	32,682
POSCO	2,811	571,374
POSCO Chemical Company, Ltd. (B)	847	35,992
Posco International Corp. (B)	1,626	26,157
S-1 Corp. (B)	810	65,664
Samsung Biologics Company, Ltd. (B)(C)	550	205,249
Samsung C&T Corp. (B)	2,732	255,785
Samsung Card Company, Ltd. (B)	1,490	49,724
Samsung Electro-Mechanics Company, Ltd. (B)	2,318	249,327
Samsung Electronics Company, Ltd.	176,483	8,504,165
Samsung Engineering Company, Ltd. (B)	5,618	92,844
Samsung Fire & Marine Insurance Company, Ltd. (B)	1,090	229,157
Samsung Heavy Industries Company, Ltd. (B)	15,521	97,195
Samsung Life Insurance Company, Ltd. (B)	2,349	151,017
Samsung SDI Company, Ltd.	1,971	401,519
Samsung SDS Company, Ltd. (B)	1,346	225,892
Samsung Securities Company, Ltd. (B)	2,834	94,387
Shinhan Financial Group Company, Ltd.	17,445	654,062
Shinhan Financial Group Company, Ltd., ADR	350	13,325
Shinsegae, Inc. (B)	197	49,110
SK Holdings Company, Ltd.	1,449	326,892
SK Hynix, Inc.	21,055	1,712,566
SK Innovation Company, Ltd.	2,274	294,295
SK Telecom Company, Ltd.	677	139,495

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
S-Oil Corp.	1,778	$146,030
Woongjin Coway Company, Ltd.	1,930	155,162
Woori Financial Group, Inc.	16,990	170,105
Yuhan Corp. (B)	424	86,569
		25,338,545
Spain - 1.9%
ACS Actividades de Construccion y Servicios SA	9,685	388,507
Aena SME SA (C)	2,697	517,066
Amadeus IT Group SA	16,991	1,391,514
Banco Bilbao Vizcaya Argentaria SA	257,982	1,448,402
Banco de Sabadell SA	199,098	233,127
Banco Santander SA	622,154	2,608,547
Banco Santander SA (Mexican Stock Exchange)	21,905	91,408
Bankia SA	48,666	104,202
Bankinter SA	26,033	191,218
CaixaBank SA	144,982	456,559
Cellnex Telecom SA (B)(C)	8,933	385,332
Enagas SA	7,812	199,537
Endesa SA	12,378	330,553
Ferrovial SA	19,505	590,949
Grifols SA	10,824	382,430
Iberdrola SA	230,673	2,377,227
Industria de Diseno Textil SA	42,230	1,492,436
Mapfre SA	37,878	100,436
Naturgy Energy Group SA	12,174	306,555
Red Electrica Corp. SA	15,612	314,580
Repsol SA	56,688	890,582
Siemens Gamesa Renewable Energy SA	9,848	173,431
Telefonica SA	180,779	1,264,212
		16,238,810
Sweden - 1.7%
Alfa Laval AB	13,051	328,680
Assa Abloy AB, B Shares	39,145	915,032
Atlas Copco AB, A Shares	26,242	1,047,467
Atlas Copco AB, B Shares	15,646	543,245
Boliden AB	10,826	287,524
Electrolux AB, B Shares (A)	9,396	230,985
Epiroc AB, A Shares	24,463	299,164
Epiroc AB, B Shares	13,732	163,201
Essity AB, B Shares	23,754	765,027
Hennes & Mauritz AB, B Shares (A)	31,698	646,561
Hexagon AB, B Shares	10,382	581,925
Husqvarna AB, B Shares (A)	18,793	150,602
ICA Gruppen AB	3,982	186,007
Industrivarden AB, C Shares	6,375	153,737
Investor AB, B Shares	17,793	971,388
Kinnevik AB, B Shares	8,775	215,032
L E Lundbergforetagen AB, B Shares	2,546	111,766
Lundin Petroleum AB	7,867	267,120
Sandvik AB	44,332	863,471
Securitas AB, B Shares	10,739	185,025
Skandinaviska Enskilda Banken AB, A Shares	64,456	605,876
Skanska AB, B Shares	13,244	299,601
SKF AB, B Shares	14,059	284,643
Svenska Handelsbanken AB, A Shares	60,604	652,721
Swedbank AB, A Shares	33,187	493,357
Swedish Match AB	6,740	347,223
Tele2 AB, B Shares	20,712	300,615
Telefonaktiebolaget LM Ericsson, B Shares	119,548	1,044,588
Telia Company AB	105,161	451,827
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Volvo AB, B Shares	58,103	$972,714
		14,366,124
Switzerland - 6.5%
ABB, Ltd.	71,100	1,715,156
Adecco Group AG	6,058	383,000
Alcon, Inc. (B)	16,200	917,594
Baloise Holding AG	1,882	340,615
Barry Callebaut AG	92	203,089
Chocoladefabriken Lindt & Spruengli AG	4	353,230
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	42	325,890
Cie Financiere Richemont SA (A)	20,135	1,573,569
Clariant AG (A)(B)	8,258	184,553
Coca-Cola HBC AG	8,067	274,199
Credit Suisse Group AG (B)	99,058	1,339,034
Dufry AG (B)	1,915	189,894
EMS-Chemie Holding AG (A)	321	211,037
Geberit AG	1,376	772,323
Givaudan SA	359	1,124,745
Glencore PLC (B)	401,450	1,250,011
Julius Baer Group, Ltd. (A)(B)	8,601	443,407
Kuehne + Nagel International AG	2,065	348,297
LafargeHolcim, Ltd. (B)	12,164	674,828
LafargeHolcim, Ltd. (London Stock Exchange) (B)	6,750	371,997
Lonza Group AG (B)	2,895	1,056,118
Nestle SA	109,974	11,906,365
Novartis AG	79,386	7,517,029
Pargesa Holding SA, Bearer Shares	1,634	135,755
Partners Group Holding AG	742	680,063
Roche Holding AG	25,962	8,437,723
Schindler Holding AG	806	197,383
Schindler Holding AG, Participation Certificates (A)	1,582	402,305
SGS SA	203	555,951
Sika AG	4,988	936,724
Sonova Holding AG (A)	2,130	486,936
STMicroelectronics NV	26,000	701,499
Straumann Holding AG	401	393,354
Swiss Life Holding AG	1,352	678,258
Swiss Prime Site AG (B)	3,037	351,363
Swiss Re AG	11,817	1,327,552
Swisscom AG (A)	989	523,553
Temenos AG (B)	2,330	368,581
The Swatch Group AG	2,395	126,695
The Swatch Group AG, Bearer Shares	1,191	332,534
UBS Group AG (B)	148,637	1,875,708
Vifor Pharma AG	1,821	332,342
Zurich Insurance Group AG	5,818	2,386,541
		54,706,800
Taiwan - 3.0%
Acer, Inc.	58,018	34,580
Advantech Company, Ltd.	12,089	121,902
Airtac International Group	4,000	62,524
ASE Technology Holding Company, Ltd.	111,338	310,311
Asia Cement Corp.	36,863	59,007
Asustek Computer, Inc.	24,952	192,576
AU Optronics Corp.	163,827	54,864
Catcher Technology Company, Ltd.	22,184	168,031
Cathay Financial Holding Company, Ltd.	268,839	381,717
Chailease Holding Company, Ltd.	35,720	164,663
Chang Hwa Commercial Bank, Ltd.	109,345	82,859
Cheng Shin Rubber Industry Company, Ltd.	43,680	60,929
China Airlines, Ltd.	26,874	8,122

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
China Development Financial Holding Corp.	479,153	$155,632
China Life Insurance Company, Ltd. (B)	105,003	89,646
China Steel Corp.	363,388	289,941
Chunghwa Telecom Company, Ltd.	148,148	543,468
Compal Electronics, Inc.	79,764	50,240
CTBC Financial Holding Company, Ltd.	631,465	472,426
Delta Electronics, Inc.	70,866	358,608
E.Sun Financial Holding Company, Ltd.	298,339	278,027
Eclat Textile Company, Ltd.	6,259	84,255
Eva Airways Corp.	33,428	15,332
Evergreen Marine Corp. Taiwan, Ltd. (B)	11,566	4,793
Far Eastern New Century Corp.	64,875	64,613
Far EasTone Telecommunications Company, Ltd.	45,159	108,614
Feng TAY Enterprise Company, Ltd.	12,100	78,753
First Financial Holding Company, Ltd.	367,527	290,816
Formosa Chemicals & Fibre Corp.	126,212	368,740
Formosa Petrochemical Corp.	43,720	142,197
Formosa Plastics Corp.	159,086	529,820
Formosa Taffeta Company, Ltd.	5,000	5,704
Foxconn Technology Company, Ltd.	15,513	34,297
Fubon Financial Holding Company, Ltd.	211,112	326,935
Giant Manufacturing Company, Ltd.	11,000	78,306
Globalwafers Company, Ltd.	9,000	115,258
Highwealth Construction Corp.	27,000	41,727
Hiwin Technologies Corp.	8,769	82,279
Hon Hai Precision Industry Company, Ltd.	475,368	1,442,036
Hotai Motor Company, Ltd.	9,000	205,085
Hua Nan Financial Holdings Company, Ltd.	286,088	210,131
Innolux Corp.	297,841	82,936
Inventec Corp.	25,899	19,766
Largan Precision Company, Ltd.	4,143	692,039
Lite-On Technology Corp.	39,626	65,242
MediaTek, Inc.	58,340	864,429
Mega Financial Holding Company, Ltd.	387,134	395,310
Micro-Star International Company, Ltd.	23,000	66,501
Nan Ya Plastics Corp.	185,992	451,988
Nanya Technology Corp.	37,000	103,548
Novatek Microelectronics Corp.	20,361	149,185
Pegatron Corp.	71,989	164,632
Pou Chen Corp.	36,641	47,930
Powertech Technology, Inc.	13,149	43,763
President Chain Store Corp.	21,496	218,285
Quanta Computer, Inc.	92,771	199,283
Realtek Semiconductor Corp.	16,999	133,582
Shin Kong Financial Holding Company, Ltd. (B)	380,358	131,450
SinoPac Financial Holdings Company, Ltd.	385,762	167,350
Synnex Technology International Corp.	24,928	31,196
Taishin Financial Holding Company, Ltd.	319,343	154,559
Taiwan Business Bank	249,000	104,744
Taiwan Cement Corp.	159,830	233,137
Taiwan Cooperative Financial Holding Company, Ltd.	281,866	195,091
Taiwan High Speed Rail Corp.	71,000	91,029
Taiwan Mobile Company, Ltd.	62,257	232,622
Taiwan Semiconductor Manufacturing Company, Ltd.	910,227	10,074,237
Tatung Company, Ltd. (B)	67,000	47,062
The Shanghai Commercial & Savings Bank, Ltd.	118,937	206,724
Uni-President Enterprises Corp.	189,487	469,895
United Microelectronics Corp.	455,313	249,489
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Vanguard International Semiconductor Corp.	43,000	$113,751
Walsin Technology Corp.	11,000	87,804
Win Semiconductors Corp.	12,000	118,242
Winbond Electronics Corp.	102,000	66,659
Wistron Corp.	42,598	40,329
WPG Holdings, Ltd.	47,840	62,422
Ya Hsin Industrial Company, Ltd. (B)(E)	36,000	0
Yageo Corp.	9,584	139,629
Yuanta Financial Holding Company, Ltd.	339,267	228,716
Zhen Ding Technology Holding, Ltd.	19,000	91,163
		25,205,483
Thailand - 0.7%
Advanced Info Service PCL	48,400	343,681
Airports of Thailand PCL	163,100	403,734
Bangkok Bank PCL	11,700	62,256
Bangkok Bank PCL, NVDR	2,700	14,407
Bangkok Dusit Medical Services PCL, NVDR	387,300	335,676
Bangkok Expressway & Metro PCL, NVDR	354,600	128,869
Banpu PCL	110,000	43,634
Banpu PCL, NVDR	23,700	9,401
Berli Jucker PCL, NVDR	21,300	29,828
BTS Group Holdings PCL, NVDR	301,600	132,758
Bumrungrad Hospital PCL, NVDR	15,600	76,475
Central Pattana PCL, NVDR	64,400	133,475
Charoen Pokphand Foods PCL	136,200	124,859
CP ALL PCL	184,600	444,807
CP ALL PCL, NVDR	47,300	113,973
Electricity Generating PCL	7,600	83,118
Electricity Generating PCL, NVDR	1,400	15,311
Energy Absolute PCL	56,900	82,884
Gulf Energy Development PCL, NVDR	24,700	136,645
Home Product Center PCL	204,400	109,011
Indorama Ventures PCL, NVDR	54,900	63,985
Intouch Holdings PCL, NVDR	96,400	184,059
IRPC PCL	528,400	64,784
Kasikornbank PCL	45,000	226,024
Kasikornbank PCL, NVDR	27,100	136,426
Krung Thai Bank PCL	164,375	89,946
Land & Houses PCL, NVDR	393,400	128,667
Minor International PCL, NVDR	127,100	152,545
Muangthai Capital PCL, NVDR	11,300	24,016
PTT Exploration & Production PCL	60,147	249,630
PTT Global Chemical PCL	87,373	166,016
PTT PCL	391,000	573,712
PTT PCL, NVDR	10,500	15,407
Ratch Group PCL, NVDR	12,800	29,380
Robinson PCL	28,700	63,196
Thai Oil PCL	46,900	109,017
Thai Union Group PCL	95,900	43,143
The Siam Cement PCL	12,000	156,844
The Siam Cement PCL, NVDR	19,700	257,486
The Siam Commercial Bank PCL	23,348	94,944
TMB Bank PCL	1,250,753	70,049
Total Access Communication PCL, NVDR	12,500	22,187
True Corp. PCL	448,802	68,731
		5,814,996
Turkey - 0.1%
Akbank T.A.S. (B)	100,286	136,602
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,117	31,495
Arcelik AS (B)	6,139	21,499
Aselsan Elektronik Sanayi Ve Ticaret AS	7,013	24,668
BIM Birlesik Magazalar AS	16,428	128,811

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Turkey (continued)
Eregli Demir ve Celik Fabrikalari TAS	49,091	$74,555
Ford Otomotiv Sanayi AS	4,572	54,435
Haci Omer Sabanci Holding AS	31,762	50,942
KOC Holding AS	25,423	86,883
TAV Havalimanlari Holding AS	4,656	22,821
Tupras Turkiye Petrol Rafinerileri AS	4,998	106,493
Turk Hava Yollari AO (B)	25,366	61,618
Turkcell Iletisim Hizmetleri AS	38,572	89,460
Turkiye Garanti Bankasi AS (B)	86,216	161,467
Turkiye Is Bankasi AS, Class C (B)	60,572	65,232
		1,116,981
United Arab Emirates - 0.0%
NMC Health PLC	4,471	104,753
United Kingdom - 10.0%
3i Group PLC	36,926	537,340
Admiral Group PLC	7,852	239,946
Anglo American PLC	40,932	1,175,900
Ashtead Group PLC	18,545	592,975
Associated British Foods PLC	13,623	468,647
AstraZeneca PLC	48,789	4,883,418
Auto Trader Group PLC (C)	37,238	294,076
AVEVA Group PLC	2,387	147,261
Aviva PLC	153,544	852,259
BAE Systems PLC	125,033	936,168
Barclays PLC	664,984	1,585,648
Barratt Developments PLC	39,643	392,525
BP PLC	757,622	4,766,085
British American Tobacco PLC	85,026	3,613,806
BT Group PLC	330,949	843,327
Bunzl PLC	12,951	354,222
Burberry Group PLC	15,796	461,177
Centrica PLC	223,228	263,900
CNH Industrial NV	37,712	414,076
Coca-Cola European Partners PLC	9,387	469,872
Compass Group PLC	61,235	1,534,668
Croda International PLC	4,999	339,577
Diageo PLC	87,972	3,706,874
Direct Line Insurance Group PLC	53,358	220,773
easyJet PLC	7,197	135,570
Ferguson PLC	9,108	828,896
Fiat Chrysler Automobiles NV	43,112	639,204
G4S PLC	63,824	184,571
GlaxoSmithKline PLC	185,525	4,359,318
Halma PLC	15,448	432,588
Hargreaves Lansdown PLC	11,129	285,474
HSBC Holdings PLC	746,079	5,840,676
Imperial Brands PLC	37,511	928,040
Informa PLC	47,610	541,502
InterContinental Hotels Group PLC	6,599	453,452
Intertek Group PLC	6,185	479,267
ITV PLC	140,570	281,251
J Sainsbury PLC	71,585	218,282
JD Sports Fashion PLC	16,184	179,766
Johnson Matthey PLC	7,531	299,445
Kingfisher PLC	84,019	241,870
Land Securities Group PLC	28,863	378,873
Legal & General Group PLC	233,864	939,451
Lloyds Banking Group PLC	2,595,971	2,150,573
London Stock Exchange Group PLC	12,273	1,261,330
M&G PLC (B)	105,736	332,220
Marks & Spencer Group PLC	78,181	221,681
Meggitt PLC	31,556	274,854
Melrose Industries PLC	185,187	589,866
Micro Focus International PLC	13,507	189,580
Mondi PLC	4,137	96,396
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Mondi PLC (JSE Limited Exchange)	13,861	$325,032
National Grid PLC	132,028	1,649,987
Next PLC	5,437	506,638
Ocado Group PLC (B)	18,704	317,353
Pearson PLC	30,415	256,951
Persimmon PLC	12,211	436,169
Prudential PLC	98,839	1,893,830
Reckitt Benckiser Group PLC	26,262	2,133,236
RELX PLC	46,895	1,183,795
RELX PLC (Euronext Amsterdam Exchange)	28,270	713,052
Rentokil Initial PLC	74,589	447,057
Rio Tinto PLC	41,838	2,476,615
Rio Tinto, Ltd.	14,499	1,025,804
Rolls-Royce Holdings PLC (B)	63,506	573,972
RSA Insurance Group PLC	40,468	303,298
Schroders PLC	4,962	219,104
Segro PLC	43,873	522,420
Severn Trent PLC	9,498	316,672
Smith & Nephew PLC	34,390	828,830
Smiths Group PLC	15,498	346,153
Spirax-Sarco Engineering PLC	2,625	309,000
SSE PLC	40,787	777,905
St. James's Place PLC	20,193	311,272
Standard Chartered PLC	100,936	951,135
Standard Life Aberdeen PLC	97,033	422,157
Taylor Wimpey PLC	125,790	322,537
Tesco PLC	380,512	1,286,000
The Berkeley Group Holdings PLC	4,907	315,883
The British Land Company PLC	35,353	299,360
The Royal Bank of Scotland Group PLC	181,551	582,409
The Sage Group PLC	41,847	415,154
The Weir Group PLC	9,927	198,541
Unilever NV	55,808	3,202,876
Unilever PLC	41,091	2,352,174
United Utilities Group PLC	26,873	336,288
Vodafone Group PLC	1,028,000	1,995,746
Whitbread PLC	4,779	306,712
Wm Morrison Supermarkets PLC	89,522	237,070
WPP PLC	47,661	670,703
		83,627,406
United States - 0.1%
Bausch Health Companies, Inc. (B)	12,400	371,174
Carnival PLC	6,571	314,974
International Flavors & Fragrances, Inc.	319	41,217
Nexteer Automotive Group, Ltd.	31,000	28,098
		755,463
TOTAL COMMON STOCKS (Cost $625,097,931)		$820,985,298
PREFERRED SECURITIES - 1.2%
Brazil - 0.6%
Banco Bradesco SA	144,505	1,305,923
Braskem SA, A Shares	4,100	30,601
Centrais Eletricas Brasileiras SA, B Shares	5,700	54,404
Cia Energetica de Minas Gerais	31,260	107,676
Gerdau SA	36,200	180,850
Itau Unibanco Holding SA	183,989	1,704,097
Itausa - Investimentos Itau SA	159,923	562,195
Lojas Americanas SA	24,076	155,924
Petroleo Brasileiro SA	160,351	1,211,138
Telefonica Brasil SA	9,652	139,506
		5,452,314
Germany - 0.4%
Bayerische Motoren Werke AG	2,090	128,665

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Germany (continued)
FUCHS PETROLUB SE (A)	2,735	$135,885
Henkel AG & Company KGaA	7,014	724,553
Porsche Automobil Holding SE	5,695	422,561
Sartorius AG	1,477	315,728
Volkswagen AG	7,189	1,415,077
		3,142,469
South Korea - 0.2%
Amorepacific Corp. (B)	300	23,178
CJ Corp. (B)	68	4,257
Hyundai Motor Company	705	43,666
Hyundai Motor Company, 2nd Preferred	1,197	82,116
LG Chem, Ltd. (B)	162	24,201
LG Household & Health Care, Ltd. (B)	112	74,620
Samsung Electronics Company, Ltd.	31,982	1,252,155
		1,504,193
United Kingdom - 0.0%
Rolls-Royce Holdings PLC (B)	2,921,276	3,870
TOTAL PREFERRED SECURITIES (Cost $7,516,400)		$10,102,846
RIGHTS - 0.0%
Lojas Americanas SA (Expiration Date: 1-9-20; Strike Price: BRL 16.12) (B)	232	565
Piramal Enterprises, Ltd. (Expiration Date: 1-22-20; Strike Price: INR 1,300.00) (B)	352	1,102
Repsol SA (Expiration Date: 1-8-20) (B)(F)	56,688	26,897
TOTAL RIGHTS (Cost $26,623)		$28,564
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 12-31-21; Strike Price: THB 14.00) (B)	30,160	985
TOTAL WARRANTS (Cost $0)		$985
SHORT-TERM INVESTMENTS - 3.5%
Short-term funds - 3.5%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 1.4971% (G)	3,993,846	3,993,846
John Hancock Collateral Trust, 1.7338% (G)(H)	2,509,323	25,107,529
TOTAL SHORT-TERM INVESTMENTS (Cost $29,102,914)		$29,101,375
Total Investments (International Equity Index Trust) (Cost $661,743,868) - 102.4%		$860,219,068
Other assets and liabilities, net - (2.4%)		(19,926,852)
TOTAL NET ASSETS - 100.0%		$840,292,216
International Equity Index Trust (continued)
Currency Abbreviations
BRL	Brazilian Real
INR	Indian Rupee
THB	Thai Bhat
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	Strike price and/or expiration date not available.
(G)	The rate shown is the annualized seven-day yield as of 12-31-19.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	1	Long	Mar 2020	$99,178	$101,815	$2,637
Mini MSCI Emerging Markets Index Futures	180	Long	Mar 2020	9,527,558	10,067,400	539,842
MSCI Taiwan Index Futures	25	Long	Jan 2020	1,151,340	1,149,750	(1,590)
						$540,889
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 98.6%
Australia - 5.9%
A2B Australia, Ltd.	9,047	$9,514
Accent Group, Ltd.	24,907	32,616
Adelaide Brighton, Ltd.	19,036	46,285
Ainsworth Game Technology, Ltd. (A)	10,192	5,610
Alkane Resources, Ltd. (A)	4,753	1,946
ALS, Ltd.	8,281	53,316
Altium, Ltd.	2,396	58,381
AMA Group, Ltd.	24,887	15,619
Amaysim Australia, Ltd. (A)	11,607	3,177
Ansell, Ltd.	6,123	124,682
AP Eagers, Ltd.	11,432	82,308
Appen, Ltd.	755	11,925
ARB Corp., Ltd.	3,706	48,844
Ardent Leisure Group, Ltd. (A)	39,016	35,541
ARQ Group, Ltd.	8,681	2,319
Asaleo Care, Ltd. (A)	30,182	22,425
AUB Group, Ltd.	4,946	41,586
Aurelia Metals, Ltd.	63,267	19,323
Austal, Ltd.	23,155	62,013
Australian Agricultural Company, Ltd. (A)	28,065	21,670
Australian Pharmaceutical Industries, Ltd.	26,584	25,002
Auswide Bank, Ltd.	607	2,492
Bank of Queensland, Ltd. (B)	18,156	92,417
Bapcor, Ltd.	13,654	61,367
Bega Cheese, Ltd. (B)	14,056	42,630
Bingo Industries, Ltd. (B)	8,137	16,242
Blackmores, Ltd. (B)	372	22,140
Blue Sky Alternative Investments, Ltd. (A)(C)	2,049	226
Bravura Solutions, Ltd.	17,005	61,977
Breville Group, Ltd.	4,935	60,528
Brickworks, Ltd.	3,795	49,750
BWX, Ltd.	7,095	22,202
Cardno, Ltd. (A)	15,086	5,021
carsales.com, Ltd.	10,102	117,807
Cash Converters International, Ltd. (A)	14,501	2,338
Cedar Woods Properties, Ltd.	2,555	14,087
Centuria Capital Group	14,207	22,554
Cleanaway Waste Management, Ltd.	91,256	128,800
Clinuvel Pharmaceuticals, Ltd. (B)	2,335	46,600
Codan, Ltd.	5,320	27,809
Collins Foods, Ltd.	5,764	36,018
Cooper Energy, Ltd. (A)	98,256	41,765
Corporate Travel Management, Ltd.	2,594	37,395
Costa Group Holdings, Ltd.	12,590	21,850
Credit Corp. Group, Ltd.	2,594	56,170
CSG, Ltd. (A)	32,904	7,040
CSR, Ltd.	25,551	81,688
CuDeco, Ltd. (A)(C)	8,580	1,167
Data#3, Ltd.	9,073	23,659
Decmil Group, Ltd.	2,921	1,006
Domain Holdings Australia, Ltd.	17,171	44,598
Domino's Pizza Enterprises, Ltd.	1,646	60,500
Downer EDI, Ltd.	8,097	46,367
Eclipx Group, Ltd. (A)	16,681	16,953
Elders, Ltd.	8,609	39,046
EML Payments, Ltd. (A)	15,659	49,847
EQT Holdings, Ltd.	691	14,931
Estia Health, Ltd.	11,708	20,025
EVENT Hospitality and Entertainment, Ltd.	4,397	41,895
FAR, Ltd. (A)(B)	202,920	6,287
FAR, Ltd. (A)	110,985	3,439
Finbar Group, Ltd.	8,370	5,045
Fleetwood Corp., Ltd. (A)	8,058	11,570
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
FlexiGroup, Ltd.	20,305	$26,240
Freedom Foods Group, Ltd.	6,482	23,217
G8 Education, Ltd.	27,130	36,179
Galaxy Resources, Ltd. (A)	30,280	19,737
Genworth Mortgage Insurance Australia, Ltd.	18,245	46,784
Gold Road Resources, Ltd. (A)	43,849	41,054
GrainCorp, Ltd., Class A (A)	13,614	72,452
GUD Holdings, Ltd.	3,410	26,555
GWA Group, Ltd. (B)	12,195	28,373
Hansen Technologies, Ltd.	11,735	31,266
Healius, Ltd.	36,714	70,959
HT&E, Ltd.	20,357	24,216
HUB24, Ltd.	3,152	24,686
IDP Education, Ltd.	2,236	26,953
Iluka Resources, Ltd.	13,142	86,051
Imdex, Ltd.	20,483	21,278
IMF Bentham, Ltd. (A)	15,575	48,836
Independence Group NL	21,668	94,990
Infigen Energy	77,417	35,301
Infomedia, Ltd.	15,337	22,451
Inghams Group, Ltd.	11,981	28,230
Intega Group, Ltd. (A)	15,086	5,055
Integral Diagnostics, Ltd.	6,781	18,156
Integrated Research, Ltd.	3,367	7,703
International Ferro Metals, Ltd. (A)(C)	24,339	0
InvoCare, Ltd. (B)	6,934	64,185
IOOF Holdings, Ltd.	16,325	90,035
IPH, Ltd.	6,339	36,450
IRESS, Ltd.	7,537	68,883
iSelect, Ltd. (A)(B)	10,270	3,313
iSentia Group, Ltd. (A)(B)	3,943	789
IVE Group, Ltd.	11,452	19,421
Japara Healthcare, Ltd. (B)	17,906	12,392
JB Hi-Fi, Ltd. (B)	5,693	150,671
Jumbo Interactive, Ltd.	2,253	23,626
Jupiter Mines, Ltd.	116,266	22,902
Karoon Energy, Ltd. (A)	14,552	11,831
Kingsgate Consolidated, Ltd. (A)	11,120	3,282
Lifestyle Communities, Ltd.	3,310	21,359
Link Administration Holdings, Ltd.	9,632	39,576
Lovisa Holdings, Ltd.	3,846	33,438
MACA, Ltd.	18,596	13,696
Macmahon Holdings, Ltd.	112,440	22,487
Mayne Pharma Group, Ltd. (A)(B)	99,135	30,242
McMillan Shakespeare, Ltd.	3,346	30,690
McPherson's, Ltd.	7,978	13,886
Medusa Mining, Ltd. (A)	8,127	4,492
Mesoblast, Ltd. (A)(B)	26,311	38,454
Metals X, Ltd. (A)(B)	48,765	2,604
Metcash, Ltd.	46,387	83,603
Mineral Resources, Ltd.	6,073	70,429
MMA Offshore, Ltd. (A)	46,658	5,744
Moelis Australia, Ltd.	3,830	13,687
Monadelphous Group, Ltd.	6,360	74,530
Monash IVF Group, Ltd.	13,183	9,593
Mortgage Choice, Ltd.	6,422	5,670
Mount Gibson Iron, Ltd.	62,063	41,679
Myer Holdings, Ltd. (A)(B)	63,302	21,322
MyState, Ltd.	4,190	14,587
Navigator Global Investments, Ltd.	10,160	20,183
Netwealth Group, Ltd.	3,669	20,094
New Hope Corp., Ltd. (B)	11,267	16,312
NEXTDC, Ltd. (A)(B)	11,494	53,104
nib holdings, Ltd.	21,443	94,425

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Nick Scali, Ltd.	5,272	$25,636
Nine Entertainment Company Holdings, Ltd.	89,722	112,776
NRW Holdings, Ltd.	40,319	91,487
Nufarm, Ltd. (A)(B)	12,991	52,864
OceanaGold Corp.	31,900	62,643
OFX Group, Ltd.	14,134	13,869
oOh!media, Ltd.	13,577	34,639
Orora, Ltd.	50,114	111,710
OZ Minerals, Ltd.	17,975	133,393
Pacific Current Group, Ltd.	1,644	7,270
Pact Group Holdings, Ltd. (A)	11,275	21,506
Peet, Ltd.	13,800	12,255
Pendal Group, Ltd.	11,153	67,251
Perenti Global, Ltd.	33,636	38,327
Perpetual, Ltd.	2,520	72,775
Perseus Mining, Ltd. (A)	111,479	90,104
Platinum Asset Management, Ltd.	6,396	20,289
Praemium, Ltd. (A)	28,131	10,083
Premier Investments, Ltd.	4,691	61,752
Prime Media Group, Ltd. (A)	17,812	2,177
Pro Medicus, Ltd.	2,876	45,044
Qube Holdings, Ltd.	6,300	14,545
Ramelius Resources, Ltd.	29,377	25,426
Regis Healthcare, Ltd. (B)	9,267	16,020
Regis Resources, Ltd.	23,625	71,484
Resolute Mining, Ltd. (A)	41,988	36,948
Ridley Corp., Ltd.	19,156	14,083
Sandfire Resources NL	8,336	35,026
Saracen Mineral Holdings, Ltd. (A)	53,562	124,213
SeaLink Travel Group, Ltd.	9,116	31,364
Select Harvests, Ltd.	5,587	32,928
Senex Energy, Ltd. (A)	87,382	21,248
Servcorp, Ltd.	3,171	9,372
Service Stream, Ltd.	18,170	33,862
Seven West Media, Ltd. (A)	85,038	19,722
SG Fleet Group, Ltd.	7,879	14,326
Sigma Healthcare, Ltd.	86,903	35,356
Silver Lake Resources, Ltd. (A)	29,625	27,766
SmartGroup Corp., Ltd.	4,591	22,368
Southern Cross Media Group, Ltd.	51,441	29,952
Spark Infrastructure Group	70,637	103,553
SpeedCast International, Ltd.	17,245	11,393
St. Barbara, Ltd.	31,231	59,337
Steadfast Group, Ltd.	37,803	92,344
Super Retail Group, Ltd.	6,693	47,499
Superloop, Ltd. (A)(B)	17,732	12,057
Syrah Resources, Ltd. (A)	31,913	10,534
Tassal Group, Ltd.	15,314	44,685
Technology One, Ltd.	12,347	71,750
The Reject Shop, Ltd.	2,561	6,123
Tiger Resources, Ltd. (A)(C)	92,816	2,397
Troy Resources, Ltd. (A)	15,555	978
Village Roadshow, Ltd.	5,669	15,127
Virgin Australia Holdings, Ltd. (A)	92,110	9,702
Virgin Australia Holdings, Ltd. (A)(C)	359,466	1,261
Virtus Health, Ltd.	8,064	26,531
Vocus Group, Ltd. (A)	35,249	70,716
Webjet, Ltd. (B)	8,700	79,511
Western Areas, Ltd.	18,795	40,026
Westgold Resources, Ltd. (A)	15,813	25,342
Whitehaven Coal, Ltd.	12,894	23,912
WPP AUNZ, Ltd.	25,254	9,682
		6,828,057
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Austria - 1.5%
Agrana Beteiligungs AG	724	$15,124
ams AG (A)	3,217	130,604
ANDRITZ AG	2,760	118,654
AT&S Austria Technologie & Systemtechnik AG	2,410	54,147
CA Immobilien Anlagen AG	4,303	180,246
DO & CO AG	278	26,629
EVN AG	3,092	60,065
FACC AG	1,116	13,888
Flughafen Wien AG	265	11,259
IMMOFINANZ AG (A)	4,356	116,702
Kapsch TrafficCom AG	191	6,172
Lenzing AG	693	64,166
Mayr Melnhof Karton AG	439	58,790
Oesterreichische Post AG	2,096	79,670
Palfinger AG	1,137	37,275
POLYTEC Holding AG (B)	995	9,623
Porr AG (B)	648	11,163
Rhi Magnesita NV	1,095	56,174
Rosenbauer International AG (B)	174	7,806
S IMMO AG	3,364	83,735
S&T AG	2,773	65,819
Schoeller-Bleckmann Oilfield Equipment AG	710	39,843
Semperit AG Holding (A)	822	10,235
Strabag SE	893	31,164
Telekom Austria AG (A)	7,836	64,076
UBM Development AG	411	21,640
UNIQA Insurance Group AG	7,877	80,179
Vienna Insurance Group AG	2,991	84,730
Wienerberger AG	6,968	206,588
Zumtobel Group AG (A)	2,545	25,930
		1,772,096
Belgium - 1.5%
Ackermans & van Haaren NV	1,132	177,495
AGFA-Gevaert NV (A)	6,780	35,117
Akka Technologies	549	40,498
Atenor	169	13,697
Banque Nationale de Belgique	12	32,733
Barco NV	735	180,775
Bekaert SA	2,225	66,142
Biocartis NV (A)(B)(D)	2,587	16,631
bpost SA	4,236	48,975
Celyad SA (A)(B)	493	5,375
Cie d'Entreprises CFE	416	45,410
D'ieteren SA	1,254	88,085
Econocom Group SA	6,435	17,550
Elia System Operator SA	1,281	113,669
Euronav NV	8,334	102,783
EVS Broadcast Equipment SA	811	19,846
Exmar NV (A)	1,567	9,278
Fagron	1,709	37,128
Galapagos NV (A)	561	116,827
Gimv NV	1,153	70,938
Immobel SA	209	15,555
Ion Beam Applications (A)	1,305	19,135
Kinepolis Group NV	585	38,874
Lotus Bakeries NV	13	37,744
Melexis NV (B)	987	74,452
Ontex Group NV	3,927	82,657
Orange Belgium SA	1,199	27,847
Oxurion NV (A)(B)	1,612	5,357
Picanol	88	6,695
Recticel SA	2,296	21,435
Sioen Industries NV	374	9,565

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Belgium (continued)
Sipef NV (B)	420	$25,830
Telenet Group Holding NV	1,717	77,185
Tessenderlo Group SA (A)	1,439	50,851
Van de Velde NV	377	12,624
Viohalco SA (A)	7,173	29,927
		1,774,685
Bermuda - 0.1%
Hiscox, Ltd.	8,333	157,297
Canada - 8.9%
5N Plus, Inc. (A)	3,515	6,659
Absolute Software Corp.	3,900	26,129
Advantage Oil & Gas, Ltd. (A)(B)	11,500	24,354
Aecon Group, Inc.	5,700	76,904
Africa Oil Corp. (A)	34,602	31,177
Ag Growth International, Inc.	1,100	39,339
AGF Management, Ltd., Class B	4,298	21,315
Aimia, Inc. (A)(B)	7,777	21,560
AirBoss of America Corp.	1,500	10,131
Alamos Gold, Inc., Class A	23,618	142,412
Alaris Royalty Corp. (B)	2,229	37,644
Alcanna, Inc. (A)(B)	1,500	5,140
Algoma Central Corp.	700	7,029
Alio Gold, Inc. (A)(B)	638	496
Altius Minerals Corp.	3,100	28,552
Altus Group, Ltd.	1,818	53,145
Andrew Peller, Ltd., Class A	2,300	20,918
ARC Resources, Ltd. (B)	11,428	71,989
Aritzia, Inc. (A)	1,700	24,939
Asanko Gold, Inc. (A)	6,600	6,252
Athabasca Oil Corp. (A)(B)	42,135	19,144
ATS Automation Tooling Systems, Inc. (A)	3,547	58,536
AutoCanada, Inc.	1,985	18,940
B2Gold Corp.	44,456	178,365
Badger Daylighting, Ltd. (B)	1,522	41,187
Baytex Energy Corp. (A)	35,400	50,978
Birch Mountain Resources, Ltd. (A)(C)	9,200	1
Birchcliff Energy, Ltd.	15,733	31,380
Bird Construction, Inc. (B)	4,995	27,503
Black Diamond Group, Ltd. (A)	2,750	4,553
BMTC Group, Inc. (B)	500	3,966
Bombardier, Inc., Class B (A)	11,075	16,460
Bonavista Energy Corp.	13,661	6,417
Bonterra Energy Corp. (B)	2,200	6,675
Boralex, Inc., Class A	4,277	80,563
Calfrac Well Services, Ltd. (A)(B)	6,414	6,174
Cameco Corp.	1,713	15,246
Canaccord Genuity Group, Inc.	3,431	12,788
Canacol Energy, Ltd.	7,565	27,206
Canadian Western Bank (B)	4,515	110,880
Canfor Corp. (A)	4,300	40,200
Canfor Pulp Products, Inc.	2,715	17,479
CanWel Building Materials Group, Ltd.	3,600	14,860
Capital Power Corp.	6,627	175,505
Capstone Mining Corp. (A)(B)	29,467	17,246
Cardinal Energy, Ltd. (B)	5,530	11,072
Cascades, Inc.	6,623	57,174
Celestica, Inc. (A)	5,019	41,627
Celestica, Inc. (New York Stock Exchange) (A)	3,200	26,464
Centerra Gold, Inc. (A)	14,877	118,347
CES Energy Solutions Corp. (B)	18,429	33,067
China Gold International Resources Corp., Ltd. (A)	18,050	16,402
Cineplex, Inc. (B)	3,000	78,203
Clearwater Seafoods, Inc. (B)	1,500	6,630
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Cogeco Communications, Inc.	731	$63,724
Cogeco, Inc.	445	35,671
Colliers International Group, Inc.	1,700	132,355
Computer Modelling Group, Ltd.	4,420	27,979
Continental Gold, Inc. (A)	6,884	28,362
Copper Mountain Mining Corp. (A)	8,800	4,812
Corby Spirit and Wine, Ltd.	700	8,291
Corridor Resources, Inc. (A)	4,930	2,734
Corus Entertainment, Inc., B Shares	11,806	48,368
Crescent Point Energy Corp.	9,519	42,444
Crescent Point Energy Corp. (New York Stock Exchange)	16,800	75,096
Crew Energy, Inc. (A)	11,300	4,960
CRH Medical Corp. (A)	5,500	19,060
Denison Mines Corp. (A)(B)	33,028	13,735
Detour Gold Corp. (A)	9,006	174,357
DIRTT Environmental Solutions (A)	3,000	9,819
Dorel Industries, Inc., Class B	2,900	13,355
DREAM Unlimited Corp., Class A	4,500	40,545
Dundee Precious Metals, Inc. (A)	14,687	63,112
ECN Capital Corp.	18,600	68,610
E-L Financial Corp., Ltd.	100	63,837
Eldorado Gold Corp. (A)	9,374	75,292
Element Fleet Management Corp.	20,225	172,727
Endeavour Silver Corp. (A)(B)	10,900	26,273
Enerflex, Ltd.	6,400	60,276
Enerplus Corp.	11,735	83,592
Enghouse Systems, Ltd.	2,300	85,337
Ensign Energy Services, Inc.	9,800	21,509
Equitable Group, Inc.	996	83,872
Essential Energy Services, Ltd. (A)	7,268	2,127
Evertz Technologies, Ltd.	1,712	23,547
Exchange Income Corp. (B)	568	19,548
Exco Technologies, Ltd.	1,500	9,160
Extendicare, Inc. (B)	6,230	40,492
Fiera Capital Corp.	3,035	27,369
Finning International, Inc.	3,900	75,985
Firm Capital Mortgage Investment Corp.	1,100	12,469
First Majestic Silver Corp. (A)	6,681	81,959
First Mining Gold Corp. (A)	39,000	7,659
First National Financial Corp.	700	20,528
FirstService Corp.	1,000	93,096
Fission Uranium Corp. (A)(B)	19,500	4,280
Fortuna Silver Mines, Inc. (A)(B)	14,267	58,121
Freehold Royalties, Ltd.	7,229	40,583
Gamehost, Inc.	100	653
Genworth MI Canada, Inc. (B)	1,788	78,237
Gibson Energy, Inc.	7,398	151,487
Glacier Media, Inc. (A)	6,100	2,631
GMP Capital, Inc.	3,026	4,497
goeasy, Ltd.	672	35,992
Golden Star Resources, Ltd. (A)(B)	5,011	18,986
Gran Tierra Energy, Inc. (A)(B)	25,166	32,752
Great Canadian Gaming Corp. (A)	2,400	79,547
Guardian Capital Group, Ltd., Class A	600	12,406
Guyana Goldfields, Inc. (A)(B)	11,400	6,145
Hanfeng Evergreen, Inc. (A)(C)	200	0
Heroux-Devtek, Inc. (A)	2,700	39,714
High Liner Foods, Inc.	1,773	11,237
Home Capital Group, Inc. (A)(B)	5,079	128,916
Horizon North Logistics, Inc.	8,109	7,681
Hudbay Minerals, Inc.	18,257	75,640
IAMGOLD Corp. (A)	35,827	133,812
Imperial Metals Corp. (A)	4,600	7,297
Innergex Renewable Energy, Inc.	7,800	101,273

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Interfor Corp. (A)	3,520	$39,766
International Petroleum Corp. (A)	5,324	23,452
International Tower Hill Mines, Ltd. (A)(B)	2,300	1,240
Intertape Polymer Group, Inc.	2,700	34,557
Ivanhoe Mines, Ltd., Class A (A)	24,771	81,073
Jamieson Wellness, Inc.	1,100	21,813
Just Energy Group, Inc. (B)	11,440	19,205
KAB Distribution, Inc. (A)(C)	7,076	0
K-Bro Linen, Inc.	600	19,429
Kelt Exploration, Ltd. (A)(B)	10,445	39,172
Kinaxis, Inc. (A)	1,068	82,262
Knight Therapeutics, Inc. (A)	5,400	31,521
Labrador Iron Ore Royalty Corp.	3,218	61,012
Largo Resources, Ltd. (A)	7,800	5,947
Lassonde Industries, Inc., Class A	200	23,945
Laurentian Bank of Canada (B)	2,714	92,860
Leon's Furniture, Ltd.	1,883	24,173
Linamar Corp.	2,766	104,650
Lucara Diamond Corp.	25,184	16,485
Lundin Gold, Inc. (A)	2,800	17,962
Magellan Aerospace Corp.	900	9,745
Mainstreet Equity Corp. (A)	100	6,084
Major Drilling Group International, Inc. (A)	6,800	29,692
Maple Leaf Foods, Inc.	2,840	56,601
Martinrea International, Inc.	5,613	61,855
Medical Facilities Corp. (B)	2,104	7,777
MEG Energy Corp. (A)	13,888	79,036
Melcor Developments, Ltd.	1,000	10,258
Morguard Corp.	400	61,915
Morneau Shepell, Inc.	3,098	80,614
Mountain Province Diamonds, Inc. (A)	6,800	6,022
MTY Food Group, Inc.	742	31,707
Mullen Group, Ltd.	7,082	50,557
New Gold, Inc. (A)	28,915	25,607
NFI Group, Inc. (B)	2,279	46,772
Norbord, Inc.	2,572	68,789
North American Construction Group, Ltd.	2,100	25,455
NuVista Energy, Ltd. (A)	15,505	38,089
Obsidian Energy, Ltd. (A)(B)	6,789	4,862
Osisko Gold Royalties, Ltd.	7,554	73,414
Painted Pony Energy, Ltd. (A)(B)	7,448	4,359
Pan American Silver Corp.	11,185	264,950
Paramount Resources, Ltd., Class A (A)	5,173	30,037
Parex Resources, Inc. (A)	8,316	154,658
Park Lawn Corp.	1,182	26,661
Pason Systems, Inc.	5,636	56,900
Peyto Exploration & Development Corp. (B)	10,197	29,840
PHX Energy Services Corp. (A)	1,500	3,269
Pinnacle Renewable Energy, Inc.	1,400	10,663
Pizza Pizza Royalty Corp.	1,729	13,009
Polaris Infrastructure, Inc.	1,500	14,150
PolyMet Mining Corp. (A)(B)	11,854	3,104
PrairieSky Royalty, Ltd. (B)	9,727	114,083
Precision Drilling Corp. (A)	21,659	30,190
Premier Gold Mines, Ltd. (A)	4,127	6,261
Premium Brands Holdings Corp. (B)	1,400	98,066
Pretium Resources, Inc. (A)	8,300	92,361
Pulse Seismic, Inc. (A)	2,882	4,306
Quarterhill, Inc.	9,800	12,603
Questerre Energy Corp., Class A (A)(B)	19,444	3,369
Real Matters, Inc. (A)	3,500	33,206
Recipe Unlimited Corp.	1,300	19,502
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Reitmans Canada, Ltd., Class A	3,200	$2,859
Richelieu Hardware, Ltd.	4,500	94,016
Rocky Mountain Dealerships, Inc.	100	496
Rogers Sugar, Inc. (B)	6,474	24,529
Roxgold, Inc. (A)	19,200	15,377
Russel Metals, Inc.	3,846	65,662
Sabina Gold & Silver Corp. (A)	20,475	30,274
Sandstorm Gold, Ltd. (A)	12,031	89,777
Savaria Corp. (B)	2,300	24,708
Seabridge Gold, Inc. (A)(B)	1,222	16,901
Secure Energy Services, Inc.	5,954	23,201
SEMAFO, Inc. (A)	19,478	40,499
Seven Generations Energy, Ltd., Class A (A)	11,092	72,349
ShawCor, Ltd.	4,173	40,266
Sienna Senior Living, Inc. (B)	3,606	50,707
Sierra Wireless, Inc. (A)	2,600	24,808
Sleep Country Canada Holdings, Inc. (B)(D)	2,813	43,780
Spin Master Corp. (A)(B)(D)	700	21,315
Sprott, Inc.	13,300	30,522
SSR Mining, Inc. (A)	6,762	130,132
Stantec, Inc.	4,578	129,385
Stella-Jones, Inc.	2,400	69,345
Storm Resources, Ltd. (A)	2,200	2,778
SunOpta, Inc. (A)	5,608	13,949
Superior Plus Corp.	6,557	63,421
Surge Energy, Inc. (B)	21,600	18,963
Tamarack Valley Energy, Ltd. (A)	11,685	17,997
Taseko Mines, Ltd. (A)	16,100	7,811
Teranga Gold Corp. (A)	6,581	35,577
Tervita Corp. (A)	616	3,515
TFI International, Inc.	3,885	130,951
The Descartes Systems Group, Inc. (A)	2,606	111,380
The Intertain Group, Ltd. (A)	1,200	11,071
The North West Company, Inc.	1,606	33,801
Tidewater Midstream and Infrastructure, Ltd. (B)	6,650	5,992
Timbercreek Financial Corp.	6,000	45,882
TLC Vision Corp. (A)	3,400	0
TMAC Resources, Inc. (A)(B)	2,100	6,113
TORC Oil & Gas, Ltd.	13,180	45,573
Torex Gold Resources, Inc. (A)	5,460	86,280
Total Energy Services, Inc.	3,132	15,485
TransAlta Corp.	21,282	152,090
TransAlta Renewables, Inc.	6,998	83,639
Transcontinental, Inc., Class A	3,683	45,011
TransGlobe Energy Corp.	5,600	7,806
Trevali Mining Corp. (A)(B)	37,134	6,577
Trican Well Service, Ltd. (A)(B)	26,009	22,833
Tricon Capital Group, Inc.	5,668	46,399
Uni-Select, Inc.	3,401	29,831
Vecima Networks, Inc.	479	3,818
Wajax Corp.	1,300	14,817
Wesdome Gold Mines, Ltd. (A)	8,000	62,655
West Fraser Timber Company, Ltd.	1,436	63,343
Western Forest Products, Inc. (B)	25,850	24,286
Westshore Terminals Investment Corp. (B)	1,589	23,189
Whitecap Resources, Inc.	15,868	67,820
WildBrain, Ltd. (A)	10,382	12,552
Winpak, Ltd.	1,577	57,054
Yamana Gold, Inc.	62,988	249,323
Yangarra Resources, Ltd. (A)	7,331	7,791
Yellow Pages, Ltd. (A)	200	1,395

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Zenith Capital Corp. (A)(C)	1,700	$288
		10,244,138
China - 0.1%
FIH Mobile, Ltd. (A)	195,000	37,795
Goodbaby International Holdings, Ltd. (A)(B)	71,000	15,774
Leyou Technologies Holdings, Ltd. (A)(B)	40,000	11,955
TK Group Holdings, Ltd.	26,000	13,069
Yangzijiang Shipbuilding Holdings, Ltd.	33,300	27,758
		106,351
Colombia - 0.0%
Frontera Energy Corp.	2,200	16,603
Denmark - 1.9%
ALK-Abello A/S (A)	424	104,051
Alm Brand A/S	2,824	25,085
Amagerbanken A/S (A)(C)	25,580	0
Ambu A/S, Class B (B)	6,056	101,539
Bang & Olufsen A/S (A)(B)	2,596	13,652
Bavarian Nordic A/S (A)	1,247	32,116
D/S Norden A/S	2,246	35,967
Dfds A/S (B)	1,797	87,721
FLSmidth & Company A/S	1,871	74,613
H+H International A/S, Class B (A)	1,146	21,464
ISS A/S	4,208	100,928
Jeudan A/S	76	14,374
Jyske Bank A/S (A)	3,920	143,043
Lan & Spar Bank A/S	225	15,135
Matas A/S	2,910	24,092
Nilfisk Holding A/S (A)	903	19,757
NKT A/S (A)	2,134	51,557
NNIT A/S (D)	479	8,026
Pandora A/S	3,050	132,640
Per Aarsleff Holding A/S	1,380	44,396
Ringkjoebing Landbobank A/S	1,650	127,255
Rockwool International A/S, A Shares	136	29,390
Rockwool International A/S, B Shares	258	61,179
Royal Unibrew A/S	2,303	210,952
Scandinavian Tobacco Group A/S (D)	2,633	32,106
Schouw & Company A/S	797	66,995
SimCorp A/S	2,225	253,157
Solar A/S, B Shares	410	18,407
Spar Nord Bank A/S	4,967	48,219
Sydbank A/S	3,740	78,449
The Drilling Company of 1972 A/S (A)	190	12,546
Tivoli A/S	102	10,714
Topdanmark A/S	2,221	109,478
United International Enterprises	128	25,935
Vestjysk Bank A/S (A)	23,113	10,712
Zealand Pharma A/S (A)	1,273	45,032
		2,190,682
Finland - 2.4%
Adapteo OYJ (A)	1,982	24,510
Aktia Bank OYJ	2,328	24,397
Alma Media OYJ	1,962	17,523
Asiakastieto Group OYJ (D)	860	30,392
Atria OYJ	1,021	11,495
BasWare OYJ (A)	538	14,336
Bittium OYJ	2,708	19,752
Cargotec OYJ, B Shares	2,007	68,127
Caverion OYJ	3,325	26,811
Citycon OYJ	5,523	58,027
Cramo OYJ	1,982	29,439
Ferratum OYJ	459	4,843
Finnair OYJ	4,081	26,941
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Finland (continued)
Fiskars OYJ ABP	3,218	$40,673
F-Secure OYJ (A)	7,159	24,467
HKScan OYJ, A Shares (A)	316	979
Huhtamaki OYJ	5,367	249,192
Ilkka-Yhtyma OYJ	1,535	6,009
Kemira OYJ	7,709	114,719
Kesko OYJ, A Shares	690	45,512
Kesko OYJ, B Shares	2,935	207,752
Konecranes OYJ	3,667	112,758
Lassila & Tikanoja OYJ	1,929	34,056
Lehto Group OYJ (B)	1,159	3,061
Metsa Board OYJ	10,846	72,962
Metso OYJ	6,038	238,533
Nokian Renkaat OYJ	5,405	155,459
Olvi OYJ, A Shares	1,172	54,177
Oriola OYJ, B Shares	9,290	21,114
Orion OYJ, Class A	1,226	56,340
Orion OYJ, Class B	5,385	249,389
Outokumpu OYJ	19,116	60,247
Outotec OYJ (A)	6,904	44,642
Pihlajalinna OYJ	1,193	20,449
Ponsse OYJ	543	18,886
QT Group OYJ (A)	770	18,134
Raisio OYJ, V Shares	8,267	31,531
Revenio Group OYJ	643	18,941
Sanoma OYJ	4,094	43,392
Stockmann OYJ ABP, B Shares (A)	2,666	6,156
TietoEVRY OYJ	2,544	79,131
Tikkurila OYJ	2,646	42,612
Tokmanni Group Corp.	3,550	50,263
Uponor OYJ	2,026	26,490
Vaisala OYJ, A Shares	952	33,912
Valmet OYJ	6,664	159,803
YIT OYJ	10,171	68,027
		2,766,361
France - 4.3%
ABC arbitrage	1,420	10,671
Air France-KLM (A)	11,018	122,916
AKWEL	725	16,402
Albioma SA	1,912	55,844
Altamir	752	14,054
Alten SA	1,382	174,746
Altran Technologies SA	13,470	214,620
Assystem SA	1,078	39,081
Aubay	399	14,989
Axway Software SA	531	7,400
Bastide le Confort Medical (A)	256	10,847
Beneteau SA	2,839	34,543
Boiron SA	274	11,200
Bonduelle SCA	1,027	26,842
Burelle SA	15	13,786
Casino Guichard Perrachon SA (B)	2,995	140,305
Cegedim SA (A)	186	6,071
CGG SA (A)	29,813	97,592
Chargeurs SA	2,257	43,831
Cie des Alpes	874	29,260
Cie Plastic Omnium SA	3,159	88,708
Coface SA	7,024	86,602
Derichebourg SA	6,625	27,265
Devoteam SA	277	29,468
Electricite de Strasbourg SA	81	10,724
Elior Group SA (D)	4,760	70,118
Elis SA	6,449	134,133
Eramet (B)	445	23,021
Etablissements Maurel et Prom SA (B)	1,561	4,952

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Europcar Mobility Group (B)(D)	5,117	$24,963
Eutelsat Communications SA	9,105	148,356
Exel Industries SA, A Shares	89	4,660
Faurecia SE	664	36,047
Fnac Darty SA (A)	1,390	82,598
Gaztransport Et Technigaz SA	1,087	104,696
GL Events	1,085	29,356
Groupe Crit	163	13,477
Groupe Open	410	5,029
Guerbet	508	23,528
Haulotte Group SA	962	5,736
ID Logistics Group (A)	176	35,682
Imerys SA	1,325	56,244
Ingenico Group SA	3,076	334,604
IPSOS	2,286	74,400
Jacquet Metal Service SA	1,278	22,174
JCDecaux SA (B)	685	21,165
Kaufman & Broad SA	901	37,427
Korian SA	3,163	149,102
Lagardere SCA	3,040	66,363
Laurent-Perrier	110	10,783
Lectra	1,346	33,712
LISI	1,205	40,619
LNA Sante SA	511	28,439
Maisons du Monde SA (D)	1,925	28,031
Manitou BF SA	880	21,188
Manutan International	105	7,242
Mersen SA	1,171	44,935
Metropole Television SA	1,324	24,967
Nexans SA	2,031	99,385
Nexity SA	2,361	118,668
Nicox (A)	3,009	14,735
NRJ Group	782	5,870
Onxeo SA (A)(B)	4,617	2,881
Pierre & Vacances SA (A)	142	3,221
Plastivaloire (B)	383	2,971
Quadient	2,721	65,932
Rallye SA (B)	1,771	20,109
Recylex SA (A)	1,058	4,036
Rexel SA	15,736	209,301
Robertet SA	28	28,974
Rothschild & Company	1,372	39,580
Rubis SCA	4,649	286,082
Savencia SA	372	25,607
Seche Environnement SA	335	14,145
Societe BIC SA (B)	1,252	87,129
Societe pour l'Informatique Industrielle	438	14,157
SOITEC (A)	1,176	124,158
Solocal Group (A)(B)	36,459	22,632
Somfy SA	407	39,872
Sopra Steria Group	705	113,867
SPIE SA	7,967	162,831
Stef SA	202	18,223
Synergie SA	557	18,277
Tarkett SA	1,942	31,506
Technicolor SA (A)(B)	18,529	14,262
Television Francaise 1	3,803	31,699
Thermador Groupe	453	26,926
Trigano SA	463	49,001
Vallourec SA (A)(B)	19,754	62,848
Vetoquinol SA	56	4,044
Vicat SA	1,404	63,541
VIEL & Cie SA	6,040	31,917
Vilmorin & Cie SA	614	33,221
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Virbac SA (A)	180	$47,851
		5,014,973
Gabon - 0.0%
Total Gabon	20	3,009
Georgia - 0.1%
Bank of Georgia Group PLC	2,491	53,807
Georgia Capital PLC (A)	2,491	30,463
		84,270
Germany - 6.1%
Aareal Bank AG	2,902	98,318
ADLER Real Estate AG (A)(B)	1,638	24,923
ADO Properties SA (B)(D)	1,427	51,394
ADVA Optical Networking SE (A)	5,162	46,946
AIXTRON SE (A)(B)	3,257	31,100
Allgeier SE (B)	498	18,920
Amadeus Fire AG	408	67,787
Atoss Software AG	109	17,534
Aurubis AG (B)	2,018	123,364
Basler AG	162	9,884
Bauer AG (B)	959	16,257
BayWa AG	1,025	32,357
Bechtle AG	1,408	196,600
Bertrandt AG	394	24,802
bet-at-home.com AG	350	20,721
Bijou Brigitte AG	340	18,474
Bilfinger SE	2,311	89,268
Borussia Dortmund GmbH & Company KGaA	3,564	35,097
CANCOM SE	1,836	107,889
CECONOMY AG (A)	8,144	49,233
CENIT AG	446	6,835
CENTROTEC Sustainable AG	291	5,354
Cewe Stiftung & Company KGAA	503	59,684
comdirect bank AG	2,610	38,063
CompuGroup Medical SE	1,368	97,567
CropEnergies AG	1,544	19,011
CTS Eventim AG & Company KGaA	3,354	210,442
Deutsche Beteiligungs AG	854	37,733
Deutsche EuroShop AG	2,527	74,835
Deutsche Pfandbriefbank AG (D)	7,700	125,408
Deutz AG	7,260	45,182
DIC Asset AG (B)	3,005	53,547
DMG Mori AG	714	33,844
Dr. Hoenle AG	420	20,779
Draegerwerk AG & Company KGaA	82	3,636
Duerr AG	3,200	109,124
Eckert & Ziegler Strahlen- und Medizintechnik AG	402	85,386
Elmos Semiconductor AG	1,271	40,404
ElringKlinger AG (A)	2,576	23,560
Evotec SE (A)	914	23,564
Fielmann AG	1,241	100,161
First Sensor AG	676	28,662
Freenet AG	6,277	143,739
FUCHS PETROLUB SE	1,085	48,530
GEA Group AG	6,434	212,963
Gerresheimer AG	1,930	149,271
Gesco AG	885	18,661
GFT Technologies SE	961	12,527
H&R GmbH & Company KGaA (A)	1,324	7,887
Hamburger Hafen und Logistik AG	1,330	36,470
Heidelberger Druckmaschinen AG (A)	18,003	23,142
Hella GmbH & Company KGaA	2,112	116,712
Hornbach Baumarkt AG	921	24,216

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
HUGO BOSS AG	3,312	$160,315
Indus Holding AG	975	42,349
Isra Vision AG	561	24,406
Jenoptik AG	2,990	85,086
K+S AG (B)	10,944	136,288
KION Group AG	293	20,149
Kloeckner & Company SE	5,538	38,986
Koenig & Bauer AG (B)	912	28,489
Krones AG	775	58,397
KWS Saat SE & Company KGaA	381	24,651
LANXESS AG	4,224	283,615
Leifheit AG	437	11,548
Leoni AG (A)(B)	2,398	27,641
LPKF Laser & Electronics AG (A)	1,100	19,479
Manz AG (A)(B)	233	5,608
Medigene AG (A)(B)	760	3,395
METRO AG	3,100	49,883
MLP SE	5,864	36,866
Nemetschek SE	2,598	171,153
New Work SE	163	53,346
Nexus AG	866	33,558
Nordex SE (A)(B)	4,553	60,970
Norma Group SE	1,379	58,521
OHB SE	399	19,461
OSRAM Licht AG (A)	4,525	205,820
Paragon GmbH & Company KGaA	209	3,407
PATRIZIA AG	3,146	70,124
Pfeiffer Vacuum Technology AG (B)	311	55,431
PNE AG (A)	4,544	20,286
ProSiebenSat.1 Media SE	8,224	127,992
PSI Software AG	815	18,942
QSC AG	6,549	7,732
Rheinmetall AG	2,634	302,021
RHOEN-KLINIKUM AG	2,065	40,393
RIB Software SE (B)	2,883	72,693
Rocket Internet SE (A)(D)	4,038	99,814
SAF-Holland SA	4,007	33,232
Salzgitter AG	1,978	43,661
Scout24 AG (D)	2,506	165,831
SGL Carbon SE (A)(B)	1,013	5,366
Siltronic AG (B)	776	77,967
Sixt SE	694	69,598
SMA Solar Technology AG (A)	916	35,357
Software AG	2,120	73,814
STRATEC SE	407	27,842
Stroeer SE & Company KGaA	1,850	149,048
Suedzucker AG	3,535	64,755
SUESS MicroTec SE (A)	2,259	30,282
Surteco Group SE	496	12,549
TAG Immobilien AG (A)	6,907	171,541
Takkt AG	2,476	34,878
Technotrans SE (B)	530	11,091
Tele Columbus AG (A)(D)	1,029	3,219
TLG Immobilien AG	4,368	138,965
Traffic Systems SE	106	2,743
United Internet AG	628	20,567
VERBIO Vereinigte BioEnergie AG	1,482	19,418
Vossloh AG	859	35,601
Wacker Chemie AG	759	57,344
Wacker Neuson SE (B)	2,553	48,717
Washtec AG	611	36,750
Wuestenrot & Wuerttembergische AG	1,566	33,978
		7,000,696
Gibraltar - 0.0%
888 Holdings PLC	12,231	26,728
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Greece - 0.0%
Alapis Holding Industrial & Commercial SA of Pharmaceutical Chemical Products (A)(C)	3,303	$68
TT Hellenic Postbank SA (A)(C)	12,594	0
		68
Guernsey, Channel Islands - 0.0%
Raven Property Group, Ltd. (A)	5,498	3,539
Hong Kong - 2.3%
Agritrade Resources, Ltd. (B)	130,000	9,675
Allied Group, Ltd.	6,000	29,810
Allied Properties HK, Ltd.	160,000	31,824
APAC Resources, Ltd.	15,396	2,115
APT Satellite Holdings, Ltd.	28,250	10,584
Asia Financial Holdings, Ltd.	14,000	7,189
Associated International Hotels, Ltd.	28,000	67,970
BOE Varitronix, Ltd.	18,000	5,826
Bright Smart Securities & Commodities Group, Ltd. (B)	26,000	4,670
Brightoil Petroleum Holdings, Ltd. (A)(C)	117,000	12,950
Burwill Holdings, Ltd. (A)(C)	292,000	2,661
Cafe de Coral Holdings, Ltd.	18,000	42,637
Camsing International Holding, Ltd. (A)(C)	16,000	2,382
Chen Hsong Holdings	10,000	2,888
Cheuk Nang Holdings, Ltd.	3,498	1,703
China Energy Development Holdings, Ltd. (A)	634,000	17,622
China Solar Energy Holdings, Ltd. (A)(C)	42,500	0
China Strategic Holdings, Ltd. (A)(B)	885,000	3,976
Chinese Estates Holdings, Ltd.	22,000	17,421
Chong Hing Bank, Ltd.	10,000	17,044
Chow Sang Sang Holdings International, Ltd.	22,000	27,373
Chuang's Consortium International, Ltd.	30,948	5,799
CITIC Telecom International Holdings, Ltd.	59,000	21,504
CK Life Sciences International Holdings, Inc.	282,000	31,503
CSI Properties, Ltd.	245,066	8,807
CST Group, Ltd. (A)	2,210,240	6,799
Dah Sing Banking Group, Ltd.	18,000	24,076
Dah Sing Financial Holdings, Ltd.	6,520	25,701
EganaGoldpfeil Holdings, Ltd. (A)(C)	103,373	0
Emperor Capital Group, Ltd.	192,000	4,656
Emperor Entertainment Hotel, Ltd.	40,000	7,905
Emperor International Holdings, Ltd.	97,333	21,626
Esprit Holdings, Ltd. (A)	117,900	23,763
Fairwood Holdings, Ltd.	3,500	8,932
Far East Consortium International, Ltd.	79,809	38,998
First Pacific Company, Ltd.	146,000	49,640
Freeman FinTech Corp., Ltd. (A)(C)	32,000	338
Get Nice Holdings, Ltd.	591,000	17,057
Giordano International, Ltd.	82,000	24,719
Global Brands Group Holding, Ltd.	30,400	2,494
Gold-Finance Holdings, Ltd. (A)(C)	62,000	573
Great Eagle Holdings, Ltd.	10,000	33,694
G-Resources Group, Ltd. (A)	2,014,800	14,992
Guotai Junan International Holdings, Ltd. (B)	207,000	36,664
Haitong International Securities Group, Ltd.	114,070	34,689
Hang Fung Gold Technology, Ltd. (A)(C)	90,000	0
Hang Lung Group, Ltd.	8,000	19,790
Hanison Construction Holdings, Ltd.	27,441	3,947
Harbour Centre Development, Ltd.	38,000	61,827
HKBN, Ltd. (B)	36,000	60,363

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
HKR International, Ltd.	51,920	$21,603
Hong Kong Ferry Holdings Company, Ltd. (B)	29,000	26,054
Hong Kong Television Network, Ltd. (A)	23,000	10,100
Hongkong Chinese, Ltd.	66,000	7,455
Hsin Chong Group Holdings, Ltd. (A)(C)	170,000	7,636
Hutchison Port Holdings Trust	161,400	27,763
Hutchison Telecommunications Hong Kong Holdings, Ltd.	80,000	16,132
Hysan Development Company, Ltd.	12,000	47,055
IT, Ltd.	44,601	10,713
Johnson Electric Holdings, Ltd.	20,500	46,632
Kerry Logistics Network, Ltd.	24,000	41,222
Kingston Financial Group, Ltd.	38,000	3,902
Kowloon Development Company, Ltd.	22,000	27,598
Lai Sun Development Company, Ltd.	15,320	20,344
Landing International Development, Ltd. (A)	75,600	8,535
Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	22,500	6,813
Li & Fung, Ltd.	322,000	35,142
Lifestyle International Holdings, Ltd.	25,000	28,685
Lippo China Resources, Ltd.	36,000	780
Liu Chong Hing Investment, Ltd.	16,000	21,833
Luk Fook Holdings International, Ltd. (B)	15,000	43,287
Man Wah Holdings, Ltd.	50,800	36,191
Mandarin Oriental International, Ltd.	8,000	14,569
Mason Group Holdings, Ltd.	1,548,800	12,316
Melco International Development, Ltd.	33,000	92,710
Midland Holdings, Ltd. (A)	34,734	5,034
Miramar Hotel & Investment	15,000	30,225
Nameson Holdings, Ltd.	62,000	4,859
NewOcean Energy Holdings, Ltd. (A)	66,000	9,986
OP Financial, Ltd.	32,000	6,171
Oshidori International Holdings, Ltd. (B)	204,000	25,397
Pacific Andes International Holdings, Ltd. (A)(C)	328,006	0
Pacific Basin Shipping, Ltd.	294,000	61,924
Pacific Textiles Holdings, Ltd.	42,000	28,840
Paliburg Holdings, Ltd.	46,000	15,778
Peace Mark Holdings, Ltd. (A)(C)	164,000	0
Perfect Shape Medical, Ltd.	32,000	12,611
Pico Far East Holdings, Ltd.	60,000	18,471
Playmates Holdings, Ltd.	78,000	12,018
Playmates Toys, Ltd. (A)	8,000	436
Polytec Asset Holdings, Ltd.	152,200	19,531
Public Financial Holdings, Ltd.	24,000	9,795
PYI Corp., Ltd. (A)	372,000	4,293
Regal Hotels International Holdings, Ltd.	36,000	19,951
Regina Miracle International Holdings, Ltd. (D)	17,000	10,820
Sa Sa International Holdings, Ltd. (B)	64,847	14,646
SEA Holdings, Ltd.	19,268	17,156
Shangri-La Asia, Ltd.	16,000	16,713
Shenwan Hongyuan HK, Ltd.	20,000	3,213
Shun Tak Holdings, Ltd.	80,250	38,318
Singamas Container Holdings, Ltd.	114,000	12,576
SITC International Holdings Company, Ltd.	64,000	78,104
Sitoy Group Holdings, Ltd.	14,000	1,889
SmarTone Telecommunications Holdings, Ltd.	31,500	24,261
SOCAM Development, Ltd. (A)	3,892	1,292
South China Holdings Company, Ltd. (A)	640,000	15,117
Stella International Holdings, Ltd.	20,000	32,119
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Summit Ascent Holdings, Ltd. (A)	90,000	$12,606
Sun Hung Kai & Company, Ltd.	45,000	21,429
SUNeVision Holdings, Ltd.	18,000	12,171
TAI Cheung Holdings, Ltd.	33,000	26,982
Tao Heung Holdings, Ltd.	14,000	2,300
Television Broadcasts, Ltd. (B)	19,100	30,023
Texwinca Holdings, Ltd.	60,000	14,852
The Cross-Harbour Holdings, Ltd.	19,716	30,663
The Hongkong & Shanghai Hotels, Ltd.	31,500	33,743
The United Laboratories International Holdings, Ltd. (B)	42,000	30,604
TOM Group, Ltd. (A)	96,000	15,533
Town Health International Medical Group, Ltd. (B)(C)	261,361	12,150
Tradelink Electronic Commerce, Ltd.	50,000	7,382
Transport International Holdings, Ltd.	11,200	29,040
Trinity, Ltd. (A)	74,000	2,195
Upbest Group, Ltd.	164,000	21,493
VSTECS Holdings, Ltd. (B)	45,200	23,232
VTech Holdings, Ltd.	6,900	68,193
Wai Kee Holdings, Ltd.	24,000	14,976
We Solutions, Ltd. (A)(B)	56,000	3,883
Wing On Company International, Ltd.	4,000	11,094
Wing Tai Properties, Ltd.	70,000	46,195
Xinyi Glass Holdings, Ltd. (B)	42,000	55,649
YT Realty Group, Ltd. (B)	9,152	2,585
		2,604,763
Ireland - 0.5%
Bank of Ireland Group PLC	2,249	12,378
C&C Group PLC	13,557	73,167
Cairn Homes PLC	9,684	13,731
FBD Holdings PLC	778	7,613
Glanbia PLC	5,573	64,279
Grafton Group PLC	14,783	169,986
Greencore Group PLC	23,830	84,418
Hostelworld Group PLC (D)	3,022	5,003
Irish Continental Group PLC	5,309	28,751
UDG Healthcare PLC	8,747	93,519
		552,845
Isle of Man - 0.1%
Hansard Global PLC	6,816	3,807
Playtech PLC	12,183	64,048
Strix Group PLC	6,042	15,573
		83,428
Israel - 1.2%
AFI Properties, Ltd. (A)	558	23,201
Airport City, Ltd. (A)	339	6,365
Allot, Ltd. (A)	2,103	17,971
Alrov Properties and Lodgings, Ltd.	399	18,263
Ashtrom Group, Ltd.	1,149	17,216
Ashtrom Properties, Ltd.	2,078	13,299
AudioCodes, Ltd.	1,955	50,436
Bayside Land Corp.	50	38,459
Bet Shemesh Engines Holdings 1997, Ltd.	358	14,064
Big Shopping Centers, Ltd.	381	37,041
Blue Square Real Estate, Ltd.	215	15,221
Camtek, Ltd.	1,035	11,361
Cellcom Israel, Ltd. (A)	1,966	6,265
Cellcom Israel, Ltd. (New York Stock Exchange) (A)	825	2,599
Clal Biotechnology Industries, Ltd. (A)	3,950	1,505
Clal Insurance Enterprises Holdings, Ltd. (A)	1,967	29,603
Compugen, Ltd. (A)	1,251	7,544

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Israel (continued)
Danel Adir Yeoshua, Ltd.	134	$12,481
Delek Automotive Systems, Ltd.	1,858	11,950
Delta Galil Industries, Ltd.	618	16,861
El Al Israel Airlines (A)	24,289	6,791
Electra, Ltd.	139	61,830
Energix-Renewable Energies, Ltd. (A)	4,212	12,598
Equital, Ltd. (A)	992	29,423
First International Bank of Israel, Ltd.	787	22,800
Formula Systems 1985, Ltd.	549	37,375
Fox Wizel, Ltd.	488	22,246
Gilat Satellite Networks, Ltd.	1,452	11,493
Hadera Paper, Ltd.	244	9,739
Harel Insurance Investments & Financial Services, Ltd.	3,059	23,919
Hilan, Ltd.	1,033	41,636
IDI Insurance Company, Ltd.	440	16,057
Industrial Buildings Corp., Ltd. (A)	8,157	22,289
Inrom Construction Industries, Ltd.	2,183	9,481
Intercure, Ltd. (A)	3,504	3,786
Israel Discount Bank, Ltd., Class A	1	4
Kamada, Ltd. (A)	1,616	11,110
Magic Software Enterprises, Ltd.	1,349	13,124
Matrix IT, Ltd.	2,095	42,223
Maytronics, Ltd.	1,808	15,133
Mediterranean Towers, Ltd.	4,044	11,756
Mega Or Holdings, Ltd.	757	18,698
Mehadrin, Ltd. (A)	15	606
Menora Mivtachim Holdings, Ltd.	1,766	25,802
Migdal Insurance & Financial Holdings, Ltd.	27,734	26,229
Mivtach Shamir Holdings, Ltd.	397	7,368
Naphtha Israel Petroleum Corp., Ltd.	2,030	12,202
Nova Measuring Instruments, Ltd. (A)	1,872	71,379
Oil Refineries, Ltd.	102,102	51,338
One Software Technologies, Ltd.	170	13,015
Partner Communications Company, Ltd. (A)	6,688	29,823
Paz Oil Company, Ltd.	525	74,452
Plasson Industries, Ltd.	241	10,792
Plus500, Ltd.	1,136	13,338
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	449	25,835
Redhill Biopharma, Ltd. (A)	22,470	13,556
Scope Metals Group, Ltd.	377	8,628
Shapir Engineering and Industry, Ltd.	7,076	43,291
Shikun & Binui, Ltd.	10,724	49,374
Shufersal, Ltd.	1,573	10,028
Summit Real Estate Holdings, Ltd.	2,363	31,582
The Phoenix Holdings, Ltd.	2,821	17,070
		1,330,924
Italy - 4.2%
A2A SpA	88,577	166,334
ACEA SpA	3,476	71,932
Amplifon SpA (B)	5,240	150,804
Anima Holding SpA (D)	9,128	47,170
Aquafil SpA (B)	969	6,839
Arnoldo Mondadori Editore SpA (A)	12,613	29,169
Ascopiave SpA	7,647	32,723
Autogrill SpA	6,245	65,377
Avio SpA	877	13,644
Azimut Holding SpA	7,499	179,181
Banca Farmafactoring SpA (D)	8,151	48,821
Banca Generali SpA	3,249	105,622
Banca IFIS SpA	1,607	25,255
Banca Popolare di Sondrio SCPA	28,436	67,236
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
Banca Profilo SpA	24,032	$6,038
Banco BPM SpA (A)	97,273	221,392
BF SpA (A)(B)	1,608	7,018
Biesse SpA	835	13,915
BPER Banca	26,394	132,803
Brunello Cucinelli SpA	1,411	49,988
Buzzi Unicem SpA	4,611	116,230
Cairo Communication SpA	4,712	14,366
Cementir Holding NV	4,165	31,414
Cerved Group SpA	10,299	100,504
CIR-Compagnie Industriali Riunite SpA	30,338	37,057
Credito Emiliano SpA	6,238	36,343
Credito Valtellinese SpA (A)	504,336	40,304
Danieli & C Officine Meccaniche SpA	788	14,493
Datalogic SpA	984	18,626
De' Longhi SpA	2,476	52,396
DeA Capital SpA (A)	4,665	7,647
DiaSorin SpA	292	37,817
doValue SpA (D)	812	11,195
El.En. SpA	617	22,871
Enav SpA (D)	13,939	83,188
ERG SpA	2,242	48,349
Esprinet SpA	3,554	20,673
Eurotech SpA (A)	1,562	14,797
Falck Renewables SpA	9,073	48,488
Fincantieri SpA (B)	18,635	19,254
FinecoBank Banca Fineco SpA	1,735	20,813
Freni Brembo SpA (B)	9,683	120,221
GEDI Gruppo Editoriale SpA (A)	18,304	9,386
Geox SpA	8,390	11,127
Gruppo MutuiOnline SpA	2,096	47,100
Hera SpA	50,135	219,594
Illimity Bank SpA (A)	1,112	12,743
IMA Industria Macchine Automatiche SpA (B)	816	58,686
IMMSI SpA (A)	6,756	4,264
Interpump Group SpA	4,044	128,103
Iren SpA	30,720	95,280
Italgas SpA	28,535	174,455
Italmobiliare SpA	1,654	44,791
Juventus Football Club SpA (A)	30,558	42,758
La Doria SpA	1,205	12,615
Leonardo SpA	3,450	40,460
Maire Tecnimont SpA (B)	10,323	28,673
MARR SpA	1,645	37,582
Mediaset SpA (A)(B)	18,917	56,493
OVS SpA (A)(B)(D)	9,134	20,574
Piaggio & C SpA	11,658	35,948
Prima Industrie SpA (B)	178	3,277
Prysmian SpA (B)	6,962	168,058
RAI Way SpA (D)	5,678	39,050
Reno de Medici SpA	15,969	14,742
Reply SpA	832	64,852
Retelit SpA	7,126	12,710
SAES Getters SpA	213	7,251
Safilo Group SpA (A)(B)	2,378	2,972
Saipem SpA (A)(B)	41,655	203,724
Salini Impregilo SpA (A)	14,544	26,197
Salvatore Ferragamo SpA	2,944	61,965
Saras SpA	28,012	45,083
Sesa SpA	320	17,105
Societa Cattolica di Assicurazioni SC	11,261	91,916
Societa Iniziative Autostradali e Servizi SpA	2,805	47,034
Sogefi SpA (A)(B)	3,551	6,369

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
SOL SpA	2,802	$33,034
Tamburi Investment Partners SpA	5,435	41,575
Technogym SpA (D)	3,895	50,692
Tinexta SpA	1,069	13,901
Tod's SpA	590	27,282
Unieuro SpA (D)	707	10,622
Unione di Banche Italiane SpA (B)	63,162	206,469
Unipol Gruppo SpA	23,441	134,577
UnipolSai Assicurazioni SpA	10,273	29,877
Zignago Vetro SpA	1,669	23,779
		4,823,052
Japan - 23.8%
Access Company, Ltd. (B)	2,300	20,104
Achilles Corp.	1,000	16,642
Adastria Company, Ltd.	920	20,934
ADEKA Corp.	4,700	70,806
Advan Company, Ltd.	1,000	11,415
Aeon Delight Company, Ltd.	800	28,726
Aeon Fantasy Company, Ltd.	400	10,723
Aeria, Inc. (B)	700	6,006
Ai Holdings Corp.	1,900	33,626
Aica Kogyo Company, Ltd.	400	13,199
Aichi Corp.	3,200	21,795
Aichi Steel Corp.	700	24,485
Aida Engineering, Ltd.	4,500	40,243
Aiful Corp. (A)	15,500	35,913
Ain Holdings, Inc.	300	19,079
Aiphone Company, Ltd.	1,300	21,951
Airport Facilities Company, Ltd.	1,200	6,104
Aisan Industry Company, Ltd.	2,500	18,012
Aizawa Securities Company, Ltd.	2,400	15,661
Akatsuki, Inc. (B)	400	21,439
Akebono Brake Industry Company, Ltd. (A)	9,400	20,903
Albis Company, Ltd.	500	10,368
Alconix Corp.	1,600	20,973
Alpen Company, Ltd.	1,100	17,895
Alpha Systems, Inc.	840	21,910
Altech Corp.	1,100	19,810
Amano Corp.	1,300	39,613
Anest Iwata Corp.	1,800	17,324
AOI TYO Holdings, Inc.	1,200	7,897
AOKI Holdings, Inc.	3,100	32,060
Aoyama Trading Company, Ltd.	2,500	35,180
Arakawa Chemical Industries, Ltd.	1,400	20,993
Arata Corp.	700	28,937
Arcland Sakamoto Company, Ltd.	2,400	27,341
Arcland Service Holdings Company, Ltd. (B)	1,000	17,252
Arcs Company, Ltd.	2,625	55,153
Arealink Company, Ltd.	500	6,168
Argo Graphics, Inc.	1,000	31,011
Arisawa Manufacturing Company, Ltd.	2,900	26,771
Arrk Corp. (A)	4,200	3,609
As One Corp.	400	37,388
Asahi Company, Ltd.	800	10,370
Asahi Diamond Industrial Company, Ltd.	3,900	22,889
Asahi Holdings, Inc.	1,800	44,648
ASAHI YUKIZAI Corp.	1,200	19,574
Asanuma Corp.	700	30,426
Asia Pile Holdings Corp.	3,300	18,245
ASKA Pharmaceutical Company, Ltd.	1,600	18,423
ASKUL Corp.	1,000	30,186
Ateam, Inc. (B)	800	8,022
Atom Corp.	5,000	46,609
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Atrae, Inc. (A)	700	$24,022
Atsugi Company, Ltd.	1,200	9,355
Autobacs Seven Company, Ltd.	3,000	47,246
Avex, Inc.	2,500	28,797
Axell Corp. (A)	100	893
Axial Retailing, Inc.	800	27,898
Bando Chemical Industries, Ltd.	2,500	21,107
Bank of the Ryukyus, Ltd.	3,000	32,801
BayCurrent Consulting, Inc.	900	45,949
Belc Company, Ltd.	500	25,452
Bell System24 Holdings, Inc.	2,400	37,633
Belluna Company, Ltd.	5,000	32,539
BML, Inc.	1,000	28,688
Bourbon Corp.	500	8,117
Broadleaf Company, Ltd. (B)	4,600	28,055
BRONCO BILLY Company, Ltd. (B)	600	15,315
Bunka Shutter Company, Ltd.	5,000	44,058
C Uyemura & Company, Ltd.	400	29,941
CAC Holdings Corp.	1,500	21,511
Can Do Company, Ltd.	900	13,595
Canon Electronics, Inc.	1,700	32,679
Carlit Holdings Company, Ltd.	2,100	12,160
Cawachi, Ltd.	900	18,235
Central Automotive Products, Ltd. (B)	1,200	29,921
Central Glass Company, Ltd.	2,800	68,372
Central Security Patrols Company, Ltd. (B)	300	17,240
Central Sports Company, Ltd.	600	17,587
Chilled & Frozen Logistics Holdings Company, Ltd.	1,600	21,023
Chino Corp.	400	5,253
Chiyoda Company, Ltd.	800	11,774
Chiyoda Integre Company, Ltd.	800	16,775
Chofu Seisakusho Company, Ltd.	1,700	38,138
Chori Company, Ltd.	1,200	24,338
Chubu Shiryo Company, Ltd.	2,000	29,516
Chudenko Corp.	1,900	43,924
Chuetsu Pulp & Paper Company, Ltd.	500	7,620
Chugai Ro Company, Ltd.	500	8,381
Chugoku Marine Paints, Ltd.	4,000	38,079
CI Takiron Corp.	3,000	20,228
Citizen Watch Company, Ltd.	16,000	87,137
CKD Corp.	1,000	16,593
Cleanup Corp.	2,100	13,721
CMIC Holdings Company, Ltd.	1,200	20,307
CMK Corp.	3,700	22,679
cocokara fine, Inc.	1,140	66,199
Colowide Company, Ltd.	2,700	55,824
Computer Engineering & Consulting, Ltd.	1,800	33,741
Comture Corp.	1,000	21,468
CONEXIO Corp.	1,300	19,334
Corona Corp.	300	2,856
Cosel Company, Ltd. (B)	1,200	12,904
Cosmo Energy Holdings Company, Ltd.	2,900	66,393
Cota Company, Ltd.	400	5,709
Create Restaurants Holdings, Inc.	2,500	42,866
Create SD Holdings Company, Ltd.	900	23,010
CTS Company, Ltd.	1,900	13,476
Cybozu, Inc.	900	12,203
Dai Nippon Toryo Company, Ltd.	1,200	12,894
Daibiru Corp.	3,400	40,769
Dai-Dan Company, Ltd.	1,000	25,680
Daido Metal Company, Ltd.	1,900	13,243
Daido Steel Company, Ltd.	800	34,949
Daidoh, Ltd.	2,000	5,119
Daihen Corp.	1,400	46,120

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Daiho Corp.	1,200	$31,559
Daiichi Jitsugyo Company, Ltd.	400	14,050
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	1,800	14,856
Dai-ichi Seiko Company, Ltd.	500	12,063
Daiken Corp.	1,000	18,136
Daiken Medical Company, Ltd.	400	2,438
Daiki Aluminium Industry Company, Ltd.	3,000	20,860
Daikoku Denki Company, Ltd.	800	12,056
Daikokutenbussan Company, Ltd.	300	8,856
Daikyonishikawa Corp.	1,900	14,773
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	1,000	28,889
Daio Paper Corp.	3,600	49,076
Daiseki Company, Ltd.	1,800	51,786
Daishi Hokuetsu Financial Group, Inc.	2,700	74,826
Daito Pharmaceutical Company, Ltd.	700	20,346
Daiwa Industries, Ltd.	2,000	22,179
Daiwabo Holdings Company, Ltd.	800	49,074
DCM Holdings Company, Ltd. (B)	6,500	63,308
Demae-Can Company, Ltd. (B)	1,700	17,528
Denki Kogyo Company, Ltd.	1,000	29,849
Densan System Company, Ltd. (B)	700	19,431
Denyo Company, Ltd.	900	17,048
Descente, Ltd.	2,300	43,315
Dexerials Corp.	3,500	35,212
Digital Arts, Inc.	400	20,452
Digital Hearts Holdings Company, Ltd.	900	8,261
Dip Corp.	1,900	56,125
DKS Company, Ltd.	400	16,127
DMG Mori Company, Ltd. (B)	2,900	44,371
Doshisha Company, Ltd.	1,700	28,113
Doutor Nichires Holdings Company, Ltd.	2,300	45,652
Dowa Holdings Company, Ltd.	1,000	37,122
DTS Corp.	1,800	41,812
Duskin Company, Ltd.	2,100	58,082
DyDo Group Holdings, Inc.	700	29,538
Eagle Industry Company, Ltd.	2,200	22,742
Earth Corp.	500	26,100
EDION Corp.	5,000	55,527
eGuarantee, Inc.	2,400	27,581
E-Guardian, Inc.	900	16,769
Eiken Chemical Company, Ltd.	1,800	33,315
Eizo Corp.	800	28,512
Elan Corp.	1,400	20,556
Elecom Company, Ltd.	800	32,364
Elematec Corp.	1,400	14,775
EM Systems Company, Ltd.	2,000	17,857
Enigmo, Inc. (A)	2,400	19,573
en-japan, Inc.	800	34,771
Enplas Corp.	1,100	36,066
EPS Holdings, Inc.	1,800	22,851
eRex Company, Ltd.	1,900	31,642
ES-Con Japan, Ltd.	3,800	32,612
ESPEC Corp.	1,600	32,768
Exedy Corp.	1,900	42,981
F@N Communications, Inc.	2,000	8,808
FCC Company, Ltd.	2,200	47,592
Feed One Company, Ltd.	15,040	25,735
Ferrotec Holdings Corp.	2,600	21,974
FIDEA Holdings Company, Ltd.	21,400	27,217
Fields Corp.	1,500	8,932
Financial Products Group Company, Ltd.	1,600	15,439
Fixstars Corp.	2,000	28,495
Foster Electric Company, Ltd.	2,100	36,887
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
France Bed Holdings Company, Ltd.	2,200	$19,469
Fudo Tetra Corp.	1,080	17,002
Fuji Company, Ltd.	1,400	24,892
Fuji Corp. (Aichi)	2,900	52,993
Fuji Corp., Ltd.	1,300	8,413
Fuji Oil Company, Ltd.	4,400	9,800
Fuji Pharma Company, Ltd.	1,400	17,111
Fuji Seal International, Inc.	2,100	46,577
Fuji Soft, Inc.	300	11,553
Fujibo Holdings, Inc.	700	22,675
Fujicco Company, Ltd.	1,500	26,813
Fujikura Kasei Company, Ltd.	2,000	10,759
Fujikura, Ltd.	15,600	64,189
Fujimori Kogyo Company, Ltd.	1,100	34,820
Fujisash Company, Ltd.	4,900	4,349
Fujita Kanko, Inc.	300	7,776
Fujitec Company, Ltd.	1,400	22,666
Fujitsu Frontech, Ltd.	600	7,474
Fujitsu General, Ltd.	3,000	67,323
Fujiya Company, Ltd. (B)	500	9,741
Fukuda Corp.	200	8,980
Fukushima Galilei Company, Ltd.	500	18,723
Fukuyama Transporting Company, Ltd.	800	29,055
FULLCAST Holdings Company, Ltd.	1,000	22,698
Funai Electric Company, Ltd. (A)	700	4,520
Funai Soken Holdings, Inc.	1,800	40,726
Furukawa Company, Ltd.	1,900	25,026
Furukawa Electric Company, Ltd.	500	12,800
Furuno Electric Company, Ltd.	2,400	29,533
Fuso Chemical Company, Ltd.	1,000	29,554
Fuso Pharmaceutical Industries, Ltd.	500	9,405
Futaba Corp.	1,600	19,814
Futaba Industrial Company, Ltd.	3,400	23,842
Future Corp.	1,200	19,892
Fuyo General Lease Company, Ltd.	900	60,538
Gakken Holdings Company, Ltd.	400	28,563
GCA Corp.	1,900	17,474
Gecoss Corp.	400	4,060
Genki Sushi Company, Ltd.	500	13,702
Genky DrugStores Company, Ltd. (B)	700	14,941
Geo Holdings Corp.	2,700	33,301
Giken, Ltd.	700	32,205
GLOBERIDE, Inc.	1,000	24,911
Glory, Ltd.	1,600	48,350
GMO internet, Inc.	1,800	34,046
Goldcrest Company, Ltd.	990	18,885
Gree, Inc.	6,100	27,561
GS Yuasa Corp.	3,000	64,663
G-Tekt Corp.	1,200	19,072
Gun-Ei Chemical Industry Company, Ltd.	400	9,524
Gunosy, Inc. (A)	900	12,275
Gunze, Ltd.	800	35,734
Gurunavi, Inc.	1,400	12,456
H2O Retailing Corp.	4,900	54,772
Hagihara Industries, Inc.	800	12,696
Hagiwara Electric Holdings Company, Ltd.	500	13,011
Hakuto Company, Ltd.	1,300	16,180
Halows Company, Ltd.	600	14,758
Hamakyorex Company, Ltd.	1,000	32,708
Hanwa Company, Ltd.	2,400	62,806
Happinet Corp.	1,000	12,916
Hazama Ando Corp.	10,090	87,747
Heiwa Corp.	600	12,565
Heiwa Real Estate Company, Ltd.	1,500	41,254
Heiwado Company, Ltd.	2,000	37,871

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Hibiya Engineering, Ltd.	1,500	$27,202
Hiday Hidaka Corp.	1,432	26,438
HI-LEX Corp.	600	11,041
Hinokiya Group Company, Ltd.	300	5,964
Hioki EE Corp.	500	17,352
Hirano Tecseed Company, Ltd.	1,100	20,139
Hirata Corp.	400	25,768
Hiroshima Gas Company, Ltd.	4,900	16,126
HIS Company, Ltd.	1,400	40,170
Hisaka Works, Ltd.	2,000	18,447
Hitachi Zosen Corp.	11,700	44,065
Hochiki Corp.	600	9,648
Hodogaya Chemical Company, Ltd.	700	26,970
Hogy Medical Company, Ltd.	800	26,101
Hokkaido Electric Power Company, Inc.	11,100	53,961
Hokkaido Gas Company, Ltd.	600	9,203
Hokkan Holdings, Ltd.	1,000	19,119
Hokuetsu Corp.	7,900	40,613
Hokuetsu Industries Company, Ltd.	2,000	24,083
Hokuhoku Financial Group, Inc.	5,900	61,842
Hokuriku Electric Power Company (A)	9,400	68,593
Hokuto Corp.	1,600	29,050
H-One Company, Ltd.	1,000	7,734
Honeys Holdings Company, Ltd.	1,350	22,193
Hoosiers Holdings	5,000	32,778
Hosiden Corp.	3,900	49,275
Hosokawa Micron Corp.	500	21,408
Ichibanya Company, Ltd.	300	15,837
Ichigo, Inc.	9,100	38,317
Ichikoh Industries, Ltd.	2,300	15,920
Ichinen Holdings Company, Ltd.	1,900	27,860
Ichiyoshi Securities Company, Ltd.	2,800	16,448
Icom, Inc.	500	12,455
Idec Corp.	1,600	32,886
IDOM, Inc.	3,900	22,416
Iino Kaiun Kaisha, Ltd.	7,300	24,751
IJTT Company, Ltd.	1,200	8,411
Ikegami Tsushinki Company, Ltd.	400	3,970
Imasen Electric Industrial	1,700	15,183
Imuraya Group Company, Ltd.	300	5,280
Inaba Denki Sangyo Company, Ltd.	3,200	81,161
Inaba Seisakusho Company, Ltd.	200	2,630
Inabata & Company, Ltd.	3,000	44,820
Infocom Corp.	1,000	24,503
Infomart Corp.	3,800	34,292
Information Services International-Dentsu, Ltd.	400	15,848
Intage Holdings, Inc.	3,100	26,467
Internet Initiative Japan, Inc.	1,300	35,034
Inui Global Logistics Company, Ltd.	875	9,489
Iriso Electronics Company, Ltd.	1,000	44,053
Iseki & Company, Ltd.	1,200	18,278
Ishihara Sangyo Kaisha, Ltd.	2,100	20,005
Istyle, Inc. (A)	2,200	13,149
Itfor, Inc.	1,000	8,309
Itochu Enex Company, Ltd.	3,800	32,025
Itochu-Shokuhin Company, Ltd.	600	28,793
Itoham Yonekyu Holdings, Inc.	3,800	24,491
Itoki Corp.	2,100	10,294
IwaiCosmo Holdings, Inc.	900	10,750
Iwatani Corp.	2,300	78,218
J Trust Company, Ltd. (B)	4,900	19,202
JAC Recruitment Company, Ltd.	1,200	21,320
Jaccs Company, Ltd.	1,600	40,935
Jafco Company, Ltd.	1,400	54,880
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Jalux, Inc.	500	$11,372
Jamco Corp.	500	6,631
Janome Sewing Machine Company, Ltd.	1,200	4,570
Japan Asset Marketing Company, Ltd. (A)	14,200	11,363
Japan Aviation Electronics Industry, Ltd.	3,000	60,524
Japan Best Rescue System Company, Ltd. (B)	1,800	18,615
Japan Cash Machine Company, Ltd.	700	5,764
Japan Display, Inc. (A)(B)	45,300	32,969
Japan Elevator Service Holdings Company, Ltd.	1,100	27,617
Japan Investment Adviser Company, Ltd. (B)	1,000	13,804
Japan Lifeline Company, Ltd.	2,600	35,377
Japan Material Company, Ltd.	2,200	36,433
Japan Meat Company, Ltd.	600	12,468
Japan Medical Dynamic Marketing, Inc.	900	19,213
Japan Petroleum Exploration Company, Ltd.	2,000	53,859
Japan Property Management Center Company, Ltd.	800	9,401
Japan Pulp & Paper Company, Ltd.	600	23,023
Japan Securities Finance Company, Ltd.	8,000	38,176
Japan Transcity Corp.	5,000	25,158
Jastec Company, Ltd.	400	4,075
JBCC Holdings, Inc.	1,900	32,508
JCU Corp.	1,300	38,399
Jeol, Ltd.	2,000	60,386
Jimoto Holdings, Inc.	9,800	10,223
JINS Holdings, Inc.	400	27,032
JMS Company, Ltd.	500	3,785
J-Oil Mills, Inc.	600	23,788
Joshin Denki Company, Ltd.	1,100	26,098
Joyful Honda Company, Ltd.	1,000	12,732
JSP Corp.	800	14,340
Juki Corp.	1,400	11,225
JVCKenwood Corp.	9,070	22,708
K&O Energy Group, Inc.	800	11,949
Kadokawa Corp.	3,636	69,505
Kaga Electronics Company, Ltd.	1,100	25,195
Kameda Seika Company, Ltd.	700	32,042
Kamei Corp.	2,000	24,501
Kanaden Corp.	1,100	13,780
Kanagawa Chuo Kotsu Company, Ltd.	700	26,172
Kanamoto Company, Ltd.	1,900	48,878
Kandenko Company, Ltd.	2,700	25,880
Kanematsu Corp.	3,500	47,029
Kanematsu Electronics, Ltd.	700	23,362
Kanto Denka Kogyo Company, Ltd.	2,000	18,646
Kappa Create Company, Ltd.	1,000	13,852
Kasai Kogyo Company, Ltd.	1,000	7,843
Katakura Industries Company, Ltd.	1,700	21,211
Kato Sangyo Company, Ltd.	1,100	36,046
Kato Works Company, Ltd.	400	6,012
KAWADA TECHNOLOGIES, Inc.	200	12,271
Kawasaki Kisen Kaisha, Ltd. (A)	1,100	18,566
Keihanshin Building Company, Ltd.	2,700	35,435
Keihin Corp.	2,000	46,710
Keiyo Company, Ltd.	3,400	17,831
Kenedix, Inc.	10,800	56,222
Kenko Mayonnaise Company, Ltd.	900	20,271
Key Coffee, Inc.	100	2,125
KFC Holdings Japan, Ltd.	600	17,537
KH Neochem Company, Ltd.	900	19,191
Kimoto Company, Ltd.	3,000	4,781

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Kintetsu Department Store Company, Ltd.	400	$14,178
Kintetsu World Express, Inc.	2,600	45,173
Kissei Pharmaceutical Company, Ltd.	1,100	31,251
Kitanotatsujin Corp.	3,300	21,926
Kito Corp.	1,800	28,253
Kitz Corp.	4,600	32,381
KLab, Inc. (A)(B)	2,100	15,626
Koa Corp.	1,700	21,124
Koatsu Gas Kogyo Company, Ltd.	3,000	24,336
Kobe Electric Railway Company, Ltd. (A)	300	10,949
Kobe Steel, Ltd.	8,000	42,865
Kohnan Shoji Company, Ltd.	1,800	42,285
Kojima Company, Ltd.	3,000	14,451
Kokuyo Company, Ltd.	2,100	31,330
Komatsu Matere Company, Ltd.	2,000	14,926
KOMEDA Holdings Company, Ltd.	2,600	50,702
Komeri Company, Ltd.	1,500	32,220
Komori Corp.	3,700	38,087
Kondotec, Inc.	1,300	13,592
Konishi Company, Ltd.	2,200	31,039
Konoike Transport Company, Ltd.	2,600	39,415
Koshidaka Holdings Company, Ltd.	2,000	30,220
Kotobuki Spirits Company, Ltd.	900	66,443
Kourakuen Holdings Corp. (B)	1,100	20,923
Krosaki Harima Corp.	400	23,478
Kumagai Gumi Company, Ltd.	1,800	54,748
Kumiai Chemical Industry Company, Ltd.	5,384	49,260
Kura Sushi, Inc.	500	24,818
Kurabo Industries, Ltd.	1,600	37,089
Kureha Corp.	1,100	66,053
Kurimoto, Ltd.	1,000	19,876
KYB Corp. (A)	1,600	47,440
Kyodo Printing Company, Ltd.	500	13,625
Kyoei Steel, Ltd.	1,800	35,076
Kyokuto Kaihatsu Kogyo Company, Ltd.	2,300	33,668
Kyokuto Securities Company, Ltd.	2,300	15,626
Kyokuyo Company, Ltd.	700	18,460
KYORIN Holdings, Inc.	1,900	33,113
Kyoritsu Maintenance Company, Ltd.	1,060	50,200
Kyosan Electric Manufacturing Company, Ltd.	2,000	11,420
Kyushu Financial Group, Inc.	3,700	15,912
LAC Company, Ltd.	1,400	14,489
Lacto Japan Company, Ltd. (B)	800	26,365
LEC, Inc.	1,600	19,396
Leopalace21 Corp. (A)(B)	16,600	53,991
Life Corp.	1,200	28,519
LIFULL Company, Ltd.	3,800	19,320
Link And Motivation, Inc. (B)	2,300	13,358
Lintec Corp.	1,900	42,299
LIXIL VIVA Corp.	1,600	28,688
M&A Capital Partners Company, Ltd. (A)	600	24,293
Macnica Fuji Electronics Holdings, Inc.	3,250	55,572
Macromill, Inc.	2,300	22,027
Maeda Corp.	2,800	27,259
Maeda Kosen Company, Ltd. (B)	1,100	21,874
Maeda Road Construction Company, Ltd.	1,600	39,062
Maezawa Kasei Industries Company, Ltd.	1,100	12,181
Maezawa Kyuso Industries Company, Ltd.	900	18,333
Makino Milling Machine Company, Ltd.	1,200	54,526
Mamezou Holdings Company, Ltd.	700	9,456
MarkLines Company, Ltd.	1,000	18,062
Mars Group Holdings Corp.	700	13,106
Marubun Corp.	200	1,173
Marudai Food Company, Ltd.	1,600	33,340
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Maruha Nichiro Corp.	1,500	$38,401
Marusan Securities Company, Ltd.	4,700	20,975
Maruwa Company, Ltd.	600	46,408
Maruwa Unyu Kikan Company, Ltd.	1,200	26,334
Maruzen Company, Ltd.	800	15,738
Maruzen Showa Unyu Company, Ltd.	800	23,459
Marvelous, Inc.	1,400	9,329
Matsuda Sangyo Company, Ltd.	1,400	20,761
Matsuyafoods Holdings Company, Ltd.	700	29,089
Max Company, Ltd.	2,000	40,047
Maxell Holdings, Ltd.	2,200	29,726
MCJ Company, Ltd.	3,200	24,459
MEC Company, Ltd. (B)	1,500	20,651
Medical Data Vision Company, Ltd. (A)	1,700	13,715
Megachips Corp.	2,000	34,261
Megmilk Snow Brand Company, Ltd.	1,800	40,989
Meidensha Corp.	1,800	39,689
Meiko Electronics Company, Ltd.	1,200	26,793
Meiko Network Japan Company, Ltd.	1,100	10,415
Meisei Industrial Company, Ltd.	3,000	26,775
Meitec Corp.	1,300	73,041
Meito Sangyo Company, Ltd.	900	11,227
Menicon Company, Ltd.	1,200	50,218
METAWATER Company, Ltd.	800	31,989
Micronics Japan Company, Ltd.	2,800	31,419
Mie Kotsu Group Holdings, Inc.	3,700	20,921
Milbon Company, Ltd.	1,112	63,054
Mimasu Semiconductor Industry Company, Ltd.	1,400	28,068
Ministop Company, Ltd.	1,100	14,812
Miraca Holdings, Inc.	3,000	73,479
Mirait Holdings Corp.	4,240	64,078
Miroku Jyoho Service Company, Ltd.	700	21,045
Mitani Corp.	500	28,798
Mitani Sekisan Company, Ltd.	600	19,799
Mito Securities Company, Ltd.	6,300	12,783
Mitsuba Corp.	2,300	15,603
Mitsubishi Logisnext Company, Ltd.	1,000	12,662
Mitsubishi Paper Mills, Ltd.	2,600	11,603
Mitsubishi Pencil Company, Ltd.	600	8,974
Mitsubishi Research Institute, Inc.	500	19,748
Mitsubishi Shokuhin Company, Ltd.	200	5,652
Mitsubishi Steel Manufacturing Company, Ltd.	1,000	9,866
Mitsuboshi Belting, Ltd.	1,000	19,219
Mitsui E&S Holdings Company, Ltd. (A)	4,600	37,216
Mitsui High-Tec, Inc.	900	14,037
Mitsui Matsushima Holdings Company, Ltd.	1,000	11,109
Mitsui Mining & Smelting Company, Ltd.	2,500	66,299
Mitsui Sugar Company, Ltd.	1,000	20,875
Mitsui-Soko Holdings Company, Ltd.	2,200	41,417
Mitsuuroko Group Holdings Company, Ltd.	3,200	37,868
Mixi, Inc.	1,800	34,127
Mizuho Leasing Company, Ltd.	1,900	59,383
Mizuno Corp.	1,400	35,369
Modec, Inc.	1,700	41,023
Monex Group, Inc.	10,400	25,438
Morinaga Milk Industry Company, Ltd.	1,700	69,315
Morita Holdings Corp.	2,200	36,493
MrMax Holdings, Ltd.	1,700	7,651
Musashi Seimitsu Industry Company, Ltd.	2,600	35,585
N Field Company, Ltd.	1,300	7,984
Nachi-Fujikoshi Corp.	600	26,178

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nagase & Company, Ltd.	3,600	$53,388
Nagatanien Holdings Company, Ltd.	1,000	20,090
Nagawa Company, Ltd.	600	44,898
Nakamuraya Company, Ltd.	300	12,019
Nakanishi, Inc.	1,300	24,775
Nakayama Steel Works, Ltd.	1,100	5,487
Namura Shipbuilding Company, Ltd.	3,252	7,924
NEC Capital Solutions, Ltd.	800	18,313
NEC Networks & System Integration Corp.	1,500	53,127
Neturen Company, Ltd.	2,300	18,793
Nextage Company, Ltd.	2,300	26,993
NHK Spring Company, Ltd.	2,800	25,341
Nice Holdings, Inc. (A)(B)	600	7,152
Nichias Corp.	2,400	60,803
Nichiban Company, Ltd.	700	11,909
Nichicon Corp.	3,400	35,306
Nichiden Corp.	600	11,422
Nichiha Corp.	1,600	39,214
NichiiGakkan Company, Ltd.	2,700	40,842
Nichi-iko Pharmaceutical Company, Ltd.	3,100	38,536
Nichireki Company, Ltd.	2,000	24,881
Nichirin Company, Ltd.	1,040	18,576
Nihon Chouzai Company, Ltd.	400	14,014
Nihon Dempa Kogyo Company, Ltd. (A)	1,800	8,679
Nihon Flush Company, Ltd.	500	13,607
Nihon House Holdings Company, Ltd.	1,000	4,538
Nihon Kagaku Sangyo Company, Ltd. (B)	1,000	9,506
Nihon Nohyaku Company, Ltd.	4,000	21,239
Nihon Parkerizing Company, Ltd.	3,900	41,601
Nihon Tokushu Toryo Company, Ltd.	1,000	13,782
Nikkiso Company, Ltd.	2,100	27,521
Nikkon Holdings Company, Ltd.	2,900	72,506
Nippon Air Conditioning Services Company, Ltd.	1,600	12,513
Nippon Beet Sugar Manufacturing Company, Ltd.	900	16,772
Nippon Carbon Company, Ltd. (B)	500	18,683
Nippon Chemical Industrial Company, Ltd.	700	20,198
Nippon Chemi-Con Corp.	1,100	20,962
Nippon Coke & Engineering Company, Ltd.	18,000	13,348
Nippon Concrete Industries Company, Ltd.	2,600	6,784
Nippon Denko Company, Ltd. (A)	6,530	10,375
Nippon Densetsu Kogyo Company, Ltd.	2,100	43,219
Nippon Electric Glass Company, Ltd.	700	15,540
Nippon Fine Chemical Company, Ltd.	800	9,430
Nippon Flour Mills Company, Ltd.	2,700	41,716
Nippon Gas Company, Ltd.	1,800	57,742
Nippon Hume Corp.	2,000	15,632
Nippon Kanzai Company, Ltd.	700	12,668
Nippon Kodoshi Corp.	800	11,177
Nippon Koei Company, Ltd.	1,000	33,968
Nippon Koshuha Steel Company, Ltd.	800	3,113
Nippon Light Metal Holdings Company, Ltd.	28,200	60,613
Nippon Parking Development Company, Ltd.	8,400	11,919
Nippon Pillar Packing Company, Ltd.	1,500	20,710
Nippon Seiki Company, Ltd.	3,000	49,086
Nippon Sharyo, Ltd. (A)	600	17,812
Nippon Sheet Glass Company, Ltd.	5,800	36,712
Nippon Signal Company, Ltd.	3,000	39,959
Nippon Soda Company, Ltd.	1,600	43,114
Nippon Steel Trading Corp.	972	47,047
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nippon Suisan Kaisha, Ltd.	10,700	$63,899
Nippon Thompson Company, Ltd.	4,700	22,159
Nippon Yakin Kogyo Company, Ltd.	1,000	21,229
Nipro Corp.	4,100	49,321
Nishikawa Rubber Company, Ltd.	800	13,808
Nishimatsu Construction Company, Ltd.	3,200	71,997
Nishimatsuya Chain Company, Ltd.	2,900	24,901
Nishi-Nippon Financial Holdings, Inc.	7,000	54,505
Nishi-Nippon Railroad Company, Ltd.	2,600	59,888
Nishio Rent All Company, Ltd.	800	22,794
Nissan Shatai Company, Ltd.	3,400	32,387
Nissei ASB Machine Company, Ltd.	500	21,709
Nissei Plastic Industrial Company, Ltd.	1,600	14,682
Nissha Company, Ltd.	2,300	23,394
Nisshinbo Holdings, Inc.	10,768	102,460
Nissin Corp.	1,400	24,318
Nissin Electric Company, Ltd.	3,400	42,007
Nissin Kogyo Company, Ltd.	2,100	42,527
Nissin Sugar Company, Ltd.	1,100	20,240
Nitta Corp.	1,300	38,459
Nittan Valve Company, Ltd.	1,200	2,976
Nittetsu Mining Company, Ltd.	300	13,836
Nitto Boseki Company, Ltd.	1,100	46,691
Nitto Kogyo Corp.	1,600	37,078
Nitto Kohki Company, Ltd.	1,000	21,471
Nitto Seiko Company, Ltd.	1,700	9,964
Nohmi Bosai, Ltd.	1,300	29,142
Nojima Corp.	1,600	33,319
Nomura Company, Ltd.	3,000	39,750
Noritake Company, Ltd.	700	29,844
Noritsu Koki Company, Ltd.	1,000	13,832
Noritz Corp.	2,100	27,949
North Pacific Bank, Ltd.	20,300	45,227
NS Tool Company, Ltd.	400	9,807
NS United Kaiun Kaisha, Ltd.	800	16,408
NSD Company, Ltd.	3,000	49,399
NTN Corp.	18,400	57,539
NuFlare Technology, Inc.	400	43,865
Obara Group, Inc.	600	20,216
Ohsho Food Service Corp.	700	41,693
Oiles Corp.	1,380	20,923
Oisix ra daichi, Inc. (A)	1,200	13,321
Okabe Company, Ltd.	2,600	21,819
Okamoto Industries, Inc.	600	22,230
Okamura Corp.	3,700	37,590
Okasan Securities Group, Inc.	7,000	25,086
Oki Electric Industry Company, Ltd.	4,700	65,366
Okinawa Cellular Telephone Company	400	15,691
OKUMA Corp.	700	36,816
Okumura Corp.	1,600	43,987
Okura Industrial Company, Ltd.	800	14,652
Okuwa Company, Ltd.	1,000	13,381
Onoken Company, Ltd.	1,500	19,481
Onward Holdings Company, Ltd.	7,100	42,350
Open Door, Inc. (A)	600	8,589
Optex Group Company, Ltd.	1,400	21,101
Organo Corp.	600	36,915
Origin Company, Ltd.	600	8,323
Osaka Organic Chemical Industry, Ltd.	1,400	20,473
Osaka Soda Company, Ltd.	800	23,004
Osaka Steel Company, Ltd.	700	9,529
OSAKA Titanium Technologies Company, Ltd.	800	11,184
Osaki Electric Company, Ltd.	3,000	18,884
OSG Corp.	1,500	28,524

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
OSJB Holdings Corp.	7,600	$18,836
Outsourcing, Inc.	4,500	47,345
Oyo Corp.	1,300	18,136
Pacific Industrial Company, Ltd.	3,000	40,861
Pacific Metals Company, Ltd.	1,100	25,668
PAL GROUP Holdings Company, Ltd.	700	24,428
Paramount Bed Holdings Company, Ltd.	800	33,281
Parco Company, Ltd.	800	13,515
Paris Miki Holdings, Inc.	1,100	3,174
PC Depot Corp.	1,700	8,624
Penta-Ocean Construction Company, Ltd.	13,900	86,051
Pepper Food Service Company, Ltd. (B)	600	6,923
PIA Corp.	200	8,780
Pilot Corp.	700	28,153
Piolax, Inc.	2,100	40,481
Plenus Company, Ltd.	1,300	23,327
Poletowin Pitcrew Holdings, Inc.	2,000	17,751
Press Kogyo Company, Ltd.	7,000	27,836
Pressance Corp.	1,800	22,033
Prestige International, Inc.	5,000	45,138
Prima Meat Packers, Ltd.	2,000	46,451
Pronexus, Inc.	600	7,046
Prospect Company, Ltd. (A)	33,000	8,833
Proto Corp.	400	4,401
PS Mitsubishi Construction Company, Ltd.	2,600	17,462
Punch Industry Company, Ltd.	1,300	5,919
Qol Holdings Company, Ltd.	1,400	19,533
Raito Kogyo Company, Ltd.	3,100	44,806
Raiznext Corp.	3,300	39,997
Rakus Company, Ltd.	2,200	40,331
Raysum Company, Ltd.	1,600	15,726
Relia, Inc.	2,100	26,676
Renaissance, Inc.	500	8,017
Resorttrust, Inc.	3,700	62,723
Restar Holdings Corp.	1,600	29,665
Retail Partners Company, Ltd.	300	2,470
Rheon Automatic Machinery Company, Ltd.	1,500	21,577
Ricoh Leasing Company, Ltd.	800	30,167
Riken Corp.	600	22,854
Riken Keiki Company, Ltd.	1,300	28,074
Riken Technos Corp.	3,000	14,722
Riken Vitamin Company, Ltd.	700	26,793
Ringer Hut Company, Ltd.	1,700	39,264
Riso Kagaku Corp.	500	8,790
Riso Kyoiku Company, Ltd.	9,300	32,900
Rock Field Company, Ltd.	1,000	14,016
Rokko Butter Company, Ltd.	600	9,445
Roland DG Corp.	900	17,930
Rorze Corp.	900	35,759
Round One Corp.	4,100	39,648
Royal Holdings Company, Ltd. (B)	900	20,374
RS Technologies Company, Ltd.	400	13,894
Ryobi, Ltd.	1,400	24,881
Ryoden Corp.	1,500	22,734
Ryosan Company, Ltd.	1,500	38,633
Ryoyo Electro Corp.	1,600	29,671
S Foods, Inc.	500	13,039
S&B Foods, Inc.	600	23,382
Sac's Bar Holdings, Inc.	600	5,050
Saibu Gas Company, Ltd.	1,900	44,116
Saizeriya Company, Ltd.	1,100	26,851
Sakai Chemical Industry Company, Ltd.	1,400	31,921
Sakai Moving Service Company, Ltd.	500	31,878
Sakata INX Corp.	3,100	33,554
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Sala Corp.	3,000	$17,526
SAMTY Company, Ltd.	1,600	32,908
San ju San Financial Group, Inc.	1,700	26,928
San-A Company, Ltd.	900	40,058
San-Ai Oil Company, Ltd.	3,500	37,908
Sanden Holdings Corp. (A)	1,400	10,798
Sangetsu Corp.	2,100	39,597
Sanken Electric Company, Ltd.	1,400	42,801
Sanki Engineering Company, Ltd.	2,000	28,166
Sankyo Seiko Company, Ltd.	3,200	17,538
Sankyo Tateyama, Inc.	2,500	27,985
Sanoh Industrial Company, Ltd.	2,600	29,931
Sanyo Chemical Industries, Ltd.	600	29,647
Sanyo Denki Company, Ltd.	400	19,690
Sanyo Electric Railway Company, Ltd.	1,600	32,122
Sanyo Shokai, Ltd.	700	8,862
Sanyo Special Steel Company, Ltd.	1,400	20,167
Sapporo Holdings, Ltd.	2,700	63,779
Sato Holdings Corp.	1,700	53,218
Sawada Holdings Company, Ltd.	1,000	8,493
SBS Holdings, Inc.	2,200	38,181
Seika Corp.	500	6,157
Seikagaku Corp.	1,700	19,087
Seikitokyu Kogyo Company, Ltd.	1,600	13,336
Seiko Holdings Corp.	1,400	37,335
Seiren Company, Ltd.	2,700	38,812
Sekisui Jushi Corp.	1,600	33,769
Sekisui Plastics Company, Ltd.	2,500	18,932
Senko Group Holdings Company, Ltd.	4,700	40,038
Senshu Electric Company, Ltd.	500	15,669
Senshu Ikeda Holdings, Inc.	17,200	32,703
Senshukai Company, Ltd. (B)	3,300	15,891
Seria Company, Ltd.	500	13,622
SFP Holdings Company, Ltd.	600	13,144
Shibaura Electronics Company, Ltd.	500	14,651
Shibuya Corp.	800	22,330
SHIFT, Inc. (A)	300	21,890
Shikibo, Ltd.	1,100	10,175
Shikoku Chemicals Corp.	3,000	37,666
Shikoku Electric Power Company, Inc.	2,400	23,707
Shima Seiki Manufacturing, Ltd.	1,200	27,856
Shimachu Company, Ltd.	2,300	62,793
Shin Nippon Air Technologies Company, Ltd.	1,200	23,810
Shinagawa Refractories Company, Ltd.	600	19,404
Shindengen Electric Manufacturing Company, Ltd.	500	17,362
Shin-Etsu Polymer Company, Ltd.	3,000	30,440
Shinko Electric Industries Company, Ltd.	5,100	60,182
Shinko Shoji Company, Ltd.	3,200	25,942
Shinmaywa Industries, Ltd.	2,400	32,550
Shinnihon Corp.	2,500	21,505
Shinoken Group Company, Ltd.	2,000	23,617
Shinwa Company, Ltd.	700	15,276
Shizuoka Gas Company, Ltd.	4,500	38,979
Shoei Company, Ltd.	600	28,468
Shoei Foods Corp.	700	26,032
Showa Corp.	1,900	39,373
Showa Sangyo Company, Ltd.	1,400	40,050
SIGMAXYZ, Inc.	900	17,001
Siix Corp. (B)	1,600	22,145
Sinanen Holdings Company, Ltd.	800	14,868
Sinfonia Technology Company, Ltd.	1,600	20,122
Sinko Industries, Ltd.	1,500	26,295
Sintokogio, Ltd.	3,400	32,851

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
SKY Perfect JSAT Holdings, Inc.	10,300	$45,667
SMK Corp.	300	8,122
SMS Company, Ltd.	2,300	63,528
Sodick Company, Ltd.	2,400	21,200
Sogo Medical Holdings Company, Ltd.	1,200	22,082
Soken Chemical & Engineering Company, Ltd.	800	10,437
Solasto Corp.	1,500	17,547
Sourcenext Corp.	6,400	27,920
Space Value Holdings Company, Ltd.	2,000	9,824
Sparx Group Company, Ltd.	7,400	16,956
SRA Holdings	600	14,768
SRS Holdings Company, Ltd.	1,800	17,237
St. Marc Holdings Company, Ltd.	800	17,083
Star Mica Holdings Company, Ltd.	1,100	17,595
Star Micronics Company, Ltd.	2,300	33,003
Starts Corp., Inc.	1,900	48,347
Starzen Company, Ltd.	300	12,137
Stella Chemifa Corp.	800	23,423
Strike Company, Ltd.	700	35,181
Studio Alice Company, Ltd.	900	15,674
Sugimoto & Company, Ltd.	700	13,473
Sumida Corp.	1,600	18,788
Suminoe Textile Company, Ltd.	500	13,290
Sumitomo Bakelite Company, Ltd.	1,200	44,835
Sumitomo Densetsu Company, Ltd.	1,300	34,946
Sumitomo Mitsui Construction Company, Ltd.	6,000	34,741
Sumitomo Osaka Cement Company, Ltd.	2,200	95,828
Sumitomo Riko Company, Ltd.	2,400	21,651
Sumitomo Seika Chemicals Company, Ltd.	500	16,180
Sun Frontier Fudousan Company, Ltd.	2,200	26,333
Sushiro Global Holdings, Ltd.	400	34,447
SWCC Showa Holdings Company, Ltd.	2,400	32,692
Systena Corp.	3,000	48,721
Syuppin Company, Ltd.	1,200	13,690
T Hasegawa Company, Ltd.	1,600	31,114
T RAD Company, Ltd.	500	9,406
T&K Toka Company, Ltd.	1,600	14,876
Tachibana Eletech Company, Ltd.	1,360	23,123
Tachi-S Company, Ltd.	2,400	31,269
Tadano, Ltd.	6,000	54,587
Taihei Dengyo Kaisha, Ltd.	1,500	31,675
Taiho Kogyo Company, Ltd.	1,200	9,570
Taikisha, Ltd.	900	31,931
Taisei Lamick Company, Ltd.	500	13,524
Taiyo Holdings Company, Ltd.	1,000	40,677
Takamatsu Construction Group Company, Ltd.	1,000	25,877
Takaoka Toko Company, Ltd.	700	7,667
Takara Leben Company, Ltd.	6,300	29,212
Takara Standard Company, Ltd.	2,200	39,601
Takasago International Corp.	1,200	27,972
Takasago Thermal Engineering Company, Ltd.	1,700	30,413
Take And Give Needs Company, Ltd.	200	2,280
Takeei Corp.	700	8,115
Takeuchi Manufacturing Company, Ltd.	2,200	32,897
Takihyo Company, Ltd.	600	10,297
Takuma Company, Ltd.	3,300	39,472
Tamron Company, Ltd.	1,500	34,491
Tamura Corp.	6,000	38,973
Tanseisha Company, Ltd.	1,100	13,277
Tatsuta Electric Wire & Cable Company, Ltd.	4,200	23,232
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Tayca Corp.	1,500	$26,533
TechMatrix Corp.	1,200	25,838
Teikoku Electric Manufacturing Company, Ltd.	1,700	22,536
Teikoku Sen-I Company, Ltd.	500	10,773
Tekken Corp.	800	20,625
Tenma Corp.	1,000	18,487
T-Gaia Corp.	900	21,798
The 77 Bank, Ltd.	2,800	46,600
The Aichi Bank, Ltd.	600	20,548
The Akita Bank, Ltd.	1,100	22,288
The Aomori Bank, Ltd.	1,700	45,457
The Awa Bank, Ltd.	2,200	49,055
The Bank of Iwate, Ltd.	1,100	29,001
The Bank of Nagoya, Ltd.	1,100	34,229
The Bank of Okinawa, Ltd.	1,640	55,036
The Bank of Saga, Ltd.	1,000	15,978
The Chiba Kogyo Bank, Ltd.	3,200	11,574
The Chugoku Bank, Ltd.	1,500	15,202
The Chukyo Bank, Ltd.	900	18,340
The Ehime Bank, Ltd.	2,100	22,610
The First Bank of Toyama, Ltd.	2,800	8,836
The Fukui Bank, Ltd.	1,800	32,212
The Fukushima Bank, Ltd. (B)	2,100	5,344
The Hachijuni Bank, Ltd.	3,400	14,789
The Hiroshima Bank, Ltd.	4,800	23,350
The Hokkoku Bank, Ltd.	1,500	47,459
The Hyakugo Bank, Ltd.	16,000	50,781
The Hyakujushi Bank, Ltd.	1,700	33,590
The Iyo Bank, Ltd.	9,200	51,897
The Japan Steel Works, Ltd.	2,600	50,788
The Japan Wool Textile Company, Ltd.	4,000	41,316
The Juroku Bank, Ltd.	1,700	39,831
The Keiyo Bank, Ltd.	4,400	25,351
The Kinki Sharyo Company, Ltd. (A)	300	4,227
The Kita-Nippon Bank, Ltd.	700	14,419
The Kiyo Bank, Ltd.	3,800	57,394
The Michinoku Bank, Ltd.	1,400	19,193
The Miyazaki Bank, Ltd.	1,000	24,906
The Monogatari Corp.	400	31,055
The Musashino Bank, Ltd.	1,700	29,137
The Nagano Bank, Ltd.	800	12,139
The Nanto Bank, Ltd.	2,000	50,739
The Nippon Road Company, Ltd.	500	31,265
The Nisshin Oillio Group, Ltd.	1,200	41,556
The Ogaki Kyoritsu Bank, Ltd.	1,600	34,797
The Oita Bank, Ltd.	900	22,859
The Okinawa Electric Power Company, Inc.	1,896	35,579
The Pack Corp.	800	28,862
The San-In Godo Bank, Ltd.	8,000	48,805
The Shibusawa Warehouse Company, Ltd.	1,000	21,692
The Shiga Bank, Ltd.	2,200	55,868
The Shikoku Bank, Ltd.	2,800	26,618
The Shimizu Bank, Ltd.	500	9,942
The Sumitomo Warehouse Company, Ltd.	3,324	44,577
The Tochigi Bank, Ltd.	8,000	17,186
The Toho Bank, Ltd.	12,000	29,808
The Tohoku Bank, Ltd.	400	3,864
The Tottori Bank, Ltd.	400	5,101
The Towa Bank, Ltd.	2,900	23,050
The Yamagata Bank, Ltd.	2,000	29,457
The Yamanashi Chuo Bank, Ltd.	2,000	21,340
Tigers Polymer Corp.	1,000	5,632
TKC Corp.	1,100	52,357

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Toa Corp. (Hyogo)	1,400	$14,735
Toa Corp. (Tokyo)	1,200	18,046
Toagosei Company, Ltd.	6,900	79,551
Tobishima Corp.	720	9,864
TOC Company, Ltd.	3,400	27,943
Tocalo Company, Ltd.	3,200	32,745
Toda Kogyo Corp.	300	5,866
Toei Company, Ltd.	200	29,785
Toenec Corp.	600	21,230
Toho Company, Ltd.	600	10,978
Toho Holdings Company, Ltd.	2,400	53,174
Toho Titanium Company, Ltd.	3,000	25,597
Toho Zinc Company, Ltd.	800	15,089
Tokai Corp.	1,200	30,920
TOKAI Holdings Corp.	4,000	40,174
Tokai Rika Company, Ltd.	1,400	27,282
Tokai Tokyo Financial Holdings, Inc.	11,500	34,302
Token Corp.	610	41,112
Tokushu Tokai Paper Company, Ltd.	600	22,270
Tokuyama Corp.	1,600	41,634
Tokyo Base Company, Ltd. (A)	900	5,018
Tokyo Dome Corp. (B)	5,500	54,787
Tokyo Energy & Systems, Inc.	2,000	16,765
Tokyo Keiki, Inc.	1,000	9,391
Tokyo Kiraboshi Financial Group, Inc.	1,936	26,958
Tokyo Ohka Kogyo Company, Ltd.	1,900	74,130
Tokyo Rakutenchi Company, Ltd.	200	11,882
Tokyo Rope Manufacturing Company, Ltd.	700	8,315
Tokyo Seimitsu Company, Ltd.	1,800	69,890
Tokyo Steel Manufacturing Company, Ltd.	5,100	36,856
Tokyo Tekko Company, Ltd.	800	11,570
Tokyo Theatres Company, Inc.	900	11,712
Tokyotokeiba Company, Ltd.	1,100	34,826
Tokyu Construction Company, Ltd.	3,900	27,779
Tomato Bank, Ltd.	1,100	11,122
Tomen Devices Corp.	200	6,184
Tomoe Corp.	2,200	9,666
Tomoe Engineering Company, Ltd. (B)	800	16,664
Tomoku Company, Ltd.	500	8,700
TOMONY Holdings, Inc.	10,600	40,140
Tomy Company, Ltd.	4,500	58,297
Tonami Holdings Company, Ltd.	500	24,779
Topcon Corp.	4,700	60,748
Toppan Forms Company, Ltd.	3,400	38,069
Topre Corp.	2,300	37,070
Topy Industries, Ltd.	1,300	23,925
Toridoll Holdings Corp.	1,400	36,090
Torii Pharmaceutical Company, Ltd.	1,100	30,799
Torikizoku Company, Ltd.	500	11,031
Torishima Pump Manufacturing Company, Ltd.	900	7,560
Tosei Corp.	3,700	50,514
Toshiba Machine Company, Ltd.	1,600	43,109
Toshiba Plant Systems & Services Corp.	1,500	36,480
Toshiba TEC Corp.	1,000	41,258
Tosho Company, Ltd.	800	18,360
Totetsu Kogyo Company, Ltd.	1,000	29,004
Towa Corp.	1,300	13,959
Towa Pharmaceutical Company, Ltd.	1,500	38,978
Toyo Construction Company, Ltd.	3,100	14,821
Toyo Denki Seizo KK	600	8,490
Toyo Engineering Corp. (A)	2,200	14,303
Toyo Ink SC Holdings Company, Ltd.	2,200	53,352
Toyo Kanetsu KK	400	8,783
Toyo Securities Company, Ltd.	6,000	8,223
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Toyo Tanso Company, Ltd.	1,000	$20,693
Toyo Tire Corp. (B)	1,900	27,252
Toyo Wharf & Warehouse Company, Ltd.	600	7,821
Toyobo Company, Ltd.	4,993	75,823
Toyota Motor Corp.	310	21,843
TPR Company, Ltd.	1,400	27,493
Trancom Company, Ltd.	600	45,403
Tri Chemical Laboratories, Inc. (B)	300	23,397
Trusco Nakayama Corp.	1,600	40,933
Trust Tech, Inc.	800	9,292
TS Tech Company, Ltd.	500	15,519
TSI Holdings Company, Ltd.	5,270	26,707
Tsubaki Nakashima Company, Ltd.	2,300	33,477
Tsubakimoto Chain Company	1,600	56,293
Tsugami Corp.	3,000	30,364
Tsukishima Kikai Company, Ltd.	2,000	30,134
Tsukuba Bank, Ltd.	5,700	12,460
Tsukui Corp.	4,800	25,933
Tsurumi Manufacturing Company, Ltd.	1,000	18,699
Tsutsumi Jewelry Company, Ltd.	700	13,651
TV Asahi Holdings Corp.	700	12,925
Tv Tokyo Holdings Corp.	1,100	24,539
UACJ Corp.	1,903	43,245
Ube Industries, Ltd.	700	15,161
Uchida Yoko Company, Ltd.	800	54,861
Ulvac, Inc.	1,900	74,982
Uniden Holdings Corp. (A)	400	7,080
Union Tool Company	700	21,735
Unipres Corp.	2,600	36,484
United Arrows, Ltd.	1,200	33,984
United Super Markets Holdings, Inc.	4,200	36,980
UNITED, Inc.	1,300	16,460
Unitika, Ltd. (A)	5,900	20,273
Unizo Holdings Company, Ltd.	1,900	89,218
Ushio, Inc.	5,200	77,106
UT Group Company, Ltd.	1,500	44,702
V Technology Company, Ltd. (B)	400	20,275
Valor Holdings Company, Ltd.	1,700	33,208
Valqua, Ltd.	1,000	23,952
ValueCommerce Company, Ltd. (B)	1,600	34,263
Vector, Inc. (A)	3,100	30,158
Vision, Inc. (A)	1,500	24,878
Vital KSK Holdings, Inc.	3,500	33,611
VT Holdings Company, Ltd.	6,600	29,299
Wacoal Holdings Corp.	1,900	50,950
Wacom Company, Ltd.	4,600	18,664
Wakachiku Construction Company, Ltd.	900	14,467
Wakita & Company, Ltd.	4,000	40,724
Warabeya Nichiyo Holdings Company, Ltd.	900	14,396
Watahan & Company, Ltd.	300	5,235
WATAMI Company, Ltd.	1,200	14,248
WDB Holdings Company, Ltd.	700	17,269
Weathernews, Inc.	500	16,106
West Holdings Corp.	1,300	21,767
WIN-Partners Company, Ltd.	1,000	13,076
World Holdings Company, Ltd.	600	10,610
Xebio Holdings Company, Ltd.	2,800	33,811
Yahagi Construction Company, Ltd.	2,000	15,108
Yaizu Suisankagaku Industry Company, Ltd.	1,100	10,549
YAKUODO Holdings Company, Ltd. (B)	700	15,635
YAMABIKO Corp.	2,400	26,183
YAMADA Consulting Group Company, Ltd.	1,100	16,323

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Yamaguchi Financial Group, Inc.	1,300	$8,792
Yamaha Motor Robotics Holdings Company, Ltd. (A)	1,500	8,719
Yamaichi Electronics Company, Ltd.	1,700	26,452
YA-MAN, Ltd. (B)	1,700	11,376
Yamato Kogyo Company, Ltd.	2,100	52,582
Yamazen Corp.	3,900	38,838
Yaoko Company, Ltd.	800	40,842
Yasuda Logistics Corp.	1,400	13,372
Yellow Hat, Ltd.	2,000	35,729
Yodogawa Steel Works, Ltd.	1,200	22,300
Yokogawa Bridge Holdings Corp.	2,100	38,300
Yokohama Reito Company, Ltd.	2,900	26,525
Yokowo Company, Ltd.	1,200	35,515
Yomeishu Seizo Company, Ltd.	500	9,054
Yomiuri Land Company, Ltd.	200	8,308
Yondenko Corp.	600	16,033
Yondoshi Holdings, Inc.	1,300	30,270
Yorozu Corp.	1,800	24,162
Yuasa Trading Company, Ltd.	1,100	37,021
Yumeshin Holdings Company, Ltd.	2,200	17,865
Yurtec Corp.	2,000	12,618
Yushiro Chemical Industry Company, Ltd.	1,100	14,695
Zenrin Company, Ltd. (B)	1,950	32,396
ZIGExN Company, Ltd.	3,400	16,907
		27,499,782
Jersey, Channel Islands - 0.2%
Atrium European Real Estate, Ltd. (A)	9,345	36,091
Centamin PLC	71,818	120,458
Sanne Group PLC	1,649	14,792
		171,341
Liechtenstein - 0.0%
Liechtensteinische Landesbank AG	528	34,047
VP Bank AG	126	20,220
		54,267
Luxembourg - 0.3%
APERAM SA	2,726	87,568
Corestate Capital Holding SA (A)	623	26,217
Grand City Properties SA	5,163	123,918
IVS Group SA	880	8,586
L'Occitane International SA	17,000	40,272
Stabilus SA	1,018	69,049
Sword Group	496	18,978
		374,588
Macau - 0.0%
Macau Legend Development, Ltd. (A)	129,000	18,043
Malaysia - 0.0%
Lynas Corp., Ltd. (A)	32,921	53,757
Malta - 0.0%
Kindred Group PLC	8,254	50,637
Monaco - 0.1%
Endeavour Mining Corp. (A)(B)	3,183	60,128
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (A)	273	17,587
		77,715
Mongolia - 0.0%
Mongolian Mining Corp. (A)	34,600	2,895
Netherlands - 3.0%
Aalberts NV	6,065	272,974
Accell Group NV	1,883	54,581
Altice Europe NV (A)	17,790	115,200
AMG Advanced Metallurgical Group NV	1,350	33,138
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Netherlands (continued)
Amsterdam Commodities NV	1,174	$27,323
Arcadis NV	7,063	165,386
Argenx SE (A)	599	96,344
ASM International NV	3,323	375,077
ASR Nederland NV	3,526	132,139
Basic-Fit NV (A)(D)	1,607	61,244
BE Semiconductor Industries NV	4,162	161,582
Beter Bed Holding NV (A)(B)	1,056	2,685
Boskalis Westminster	4,705	120,563
Brack Capital Properties NV (A)	230	23,548
Brunel International NV (B)	1,126	11,405
Corbion NV	2,691	84,904
Euronext NV (D)	2,395	195,768
Flow Traders (D)	1,631	39,393
ForFarmers NV	2,398	15,439
Fugro NV (A)(B)	4,374	49,315
GrandVision NV (D)	2,427	74,636
Heijmans NV (A)	2,023	17,043
Hunter Douglas NV	312	20,318
IMCD NV	2,703	236,668
Innoconcepts NV (A)(C)	10,527	0
Intertrust NV (D)	3,549	69,014
Kendrion NV	1,093	25,755
Koninklijke BAM Groep NV	15,496	46,888
Koninklijke Vopak NV	2,436	132,374
Nederland Apparatenfabriek	225	12,272
OCI NV (A)	1,346	28,497
Ordina NV	5,537	12,668
PostNL NV	35,264	79,795
SBM Offshore NV	9,689	181,021
Shop Apotheke Europe NV (A)(B)(D)	216	10,513
SIF Holding NV (B)	504	7,092
Signify NV (D)	4,913	153,772
Sligro Food Group NV	1,151	31,027
Takeaway.com NV (A)(B)(D)	1,342	124,050
TKH Group NV	1,730	97,232
TomTom NV (A)	3,258	34,488
Van Lanschot Kempen NV	1,125	25,295
		3,458,426
New Zealand - 0.7%
Air New Zealand, Ltd.	12,658	24,979
Chorus, Ltd.	21,963	91,375
Freightways, Ltd.	5,368	30,731
Genesis Energy, Ltd.	22,721	46,303
Gentrack Group, Ltd.	3,060	7,730
Hallenstein Glasson Holdings, Ltd.	3,354	13,645
Heartland Group Holdings, Ltd.	16,456	20,514
Infratil, Ltd.	31,723	107,680
Kathmandu Holdings, Ltd.	5,693	12,810
Mainfreight, Ltd.	1,378	39,446
Metlifecare, Ltd.	10,897	50,108
NZME, Ltd. (A)	13,259	3,504
NZX, Ltd.	13,030	11,931
Oceania Healthcare, Ltd.	33,377	29,664
PGG Wrightson, Ltd.	819	1,312
Pushpay Holdings, Ltd. (A)	10,607	28,745
Restaurant Brands New Zealand, Ltd. (A)	886	8,324
Scales Corp., Ltd.	5,176	17,467
Skellerup Holdings, Ltd.	7,637	12,329
SKY Network Television, Ltd.	18,776	8,995
SKYCITY Entertainment Group, Ltd.	28,677	76,688
Summerset Group Holdings, Ltd.	7,315	43,842
Synlait Milk, Ltd. (A)	4,590	27,497
The New Zealand Refining Company, Ltd.	11,354	14,368
The Warehouse Group, Ltd.	9,894	18,717

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
New Zealand (continued)
Tourism Holdings, Ltd.	6,508	$15,124
TOWER, Ltd. (A)	12,717	6,209
Vista Group International, Ltd.	5,589	13,552
Z Energy, Ltd.	10,957	32,431
		816,020
Norway - 1.0%
ABG Sundal Collier Holding ASA	13,972	6,356
AF Gruppen ASA	989	19,856
Akastor ASA (A)	6,104	6,929
Aker Solutions ASA (A)	8,985	25,378
American Shipping Company ASA (A)	1,661	6,236
Atea ASA (A)	4,256	62,475
Austevoll Seafood ASA	2,238	22,949
Axactor SE (A)	11,423	24,691
B2Holding ASA (B)	4,699	5,117
Bonheur ASA	1,672	37,960
Borregaard ASA	5,508	59,690
BW Offshore, Ltd. (A)	4,568	34,296
DNO ASA	36,835	48,582
Europris ASA (D)	10,396	40,905
FLEX LNG, Ltd. (B)	1,570	16,339
Frontline, Ltd.	5,015	63,585
Grieg Seafood ASA	2,264	36,199
Hexagon Composites ASA (A)(B)	9,323	38,457
Hoegh LNG Holdings, Ltd.	2,568	9,816
IDEX Biometrics ASA (A)	19,564	2,877
Kongsberg Gruppen ASA	778	12,226
Kvaerner ASA (B)	11,623	14,675
NEL ASA (A)(B)	31,894	31,601
Nordic Nanovector ASA (A)(B)	2,098	7,617
Nordic Semiconductor ASA (A)(B)	7,334	46,600
Norway Royal Salmon ASA (B)	1,016	27,674
Norwegian Air Shuttle ASA (A)	6,144	26,519
Norwegian Finans Holding ASA (A)	5,444	59,041
Norwegian Property ASA	8,366	13,215
Ocean Yield ASA (B)	4,830	26,433
Odfjell Drilling, Ltd. (A)	4,970	18,486
Olav Thon Eiendomsselskap ASA	577	11,012
Otello Corp. ASA (A)	6,623	12,197
PGS ASA (A)	19,660	38,645
Protector Forsikring ASA (A)(B)	4,177	24,970
Sbanken ASA (D)	5,201	44,269
Scatec Solar ASA (B)(D)	4,733	67,191
Selvaag Bolig ASA	1,842	15,494
Treasure ASA	3,110	4,821
Veidekke ASA	4,419	60,163
Wilh Wilhelmsen Holding ASA, Class A	862	16,174
XXL ASA (A)(D)	3,048	5,770
		1,153,486
Peru - 0.0%
Hochschild Mining PLC	16,530	40,074
Portugal - 0.4%
Altri SGPS SA	3,125	19,948
Banco Comercial Portugues SA	530,269	121,009
CTT-Correios de Portugal SA	8,914	31,996
Mota-Engil SGPS SA	5,636	11,851
NOS SGPS SA	13,982	75,503
REN - Redes Energeticas Nacionais SGPS SA	21,605	65,945
Semapa-Sociedade de Investimento & Gestao	1,885	29,089
Sonae SGPS SA	44,348	45,294
The Navigator Company SA	12,847	51,831
		452,466
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Russia - 0.1%
Highland Gold Mining, Ltd.	7,589	$19,613
Petropavlovsk PLC (A)	214,252	36,093
		55,706
Singapore - 1.3%
Accordia Golf Trust	40,300	20,050
AEM Holdings, Ltd.	18,800	28,297
Ascendas India Trust	45,100	52,003
Banyan Tree Holdings, Ltd.	19,800	6,187
Best World International, Ltd. (C)	16,300	16,482
Boustead Projects, Ltd.	3,000	2,053
Boustead Singapore, Ltd.	10,000	5,615
Bukit Sembawang Estates, Ltd.	11,000	38,303
BW LPG, Ltd. (D)	4,059	34,095
China Aviation Oil Singapore Corp., Ltd.	14,400	13,610
Chip Eng Seng Corp., Ltd.	33,000	15,209
CITIC Envirotech, Ltd.	26,900	10,869
COSCO Shipping International Singapore Company, Ltd. (A)	58,900	14,488
CSE Global, Ltd.	34,000	13,887
Delfi, Ltd.	21,900	16,259
Ezion Holdings, Ltd. (A)(C)	131,300	4,198
Far East Orchard, Ltd.	5,000	4,394
First Resources, Ltd.	19,300	27,266
Fraser and Neave, Ltd.	8,600	10,991
Gallant Venture, Ltd. (A)	71,000	6,295
GL, Ltd.	51,700	30,931
Golden Agri-Resources, Ltd.	323,200	56,528
GuocoLand, Ltd.	10,400	15,157
Halcyon Agri Corp., Ltd. (A)	4,293	1,439
Haw Par Corp., Ltd.	5,800	55,115
Ho Bee Land, Ltd.	11,400	20,429
Hong Fok Corp., Ltd.	20,100	11,803
Hong Leong Finance, Ltd.	12,900	25,619
Hyflux, Ltd. (A)	24,000	240
IGG, Inc.	51,000	37,662
Indofood Agri Resources, Ltd.	25,000	6,046
Japfa, Ltd.	35,000	15,083
Kenon Holdings, Ltd.	787	16,828
Keppel Infrastructure Trust	157,190	63,107
Metro Holdings, Ltd.	31,600	21,969
Midas Holdings, Ltd. (A)(C)	86,000	10,435
NetLink NBN Trust	103,600	72,816
OM Holdings, Ltd.	10,791	3,798
OUE, Ltd.	11,100	12,310
Raffles Medical Group, Ltd.	34,841	25,900
Riverstone Holdings, Ltd.	15,700	10,790
SBS Transit, Ltd.	5,000	14,237
Sembcorp Marine, Ltd. (A)	12,200	12,001
Sheng Siong Group, Ltd.	29,900	27,557
SIA Engineering Company, Ltd.	12,800	26,866
SIIC Environment Holdings, Ltd.	35,800	7,039
Sinarmas Land, Ltd.	94,200	17,530
Singapore Post, Ltd.	66,100	45,965
Singapore Press Holdings, Ltd.	66,000	106,913
Stamford Land Corp., Ltd.	59,000	21,926
StarHub, Ltd.	25,600	27,018
Swiber Holdings, Ltd. (A)(C)	15,000	729
UMS Holdings, Ltd.	14,000	10,742
United Engineers, Ltd.	32,100	64,167
United Industrial Corp., Ltd.	7,100	15,161
UOB-Kay Hian Holdings, Ltd.	22,407	20,155
Venture Corp., Ltd.	8,700	104,955
Wing Tai Holdings, Ltd.	21,205	31,837
XP Power, Ltd.	824	33,923
Yeo Hiap Seng, Ltd.	1,104	771

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Singapore (continued)
Yongnam Holdings, Ltd. (A)	32,625	$3,641
		1,447,689
South Africa - 0.0%
Petra Diamonds, Ltd. (A)	87,324	10,282
Spain - 1.9%
Acciona SA	1,605	169,227
Acerinox SA (A)	7,380	83,392
Alantra Partners SA	1,181	20,479
Almirall SA	2,373	39,010
Amper SA (A)	82,546	26,188
Applus Services SA	6,225	79,718
Atresmedia Corp. de Medios de Comunicacion SA	6,046	23,650
Bolsas y Mercados Espanoles SHMSF SA	4,108	158,532
Caja de Ahorros del Mediterraneo (A)(C)	5,428	0
Cia de Distribucion Integral Logista Holdings SA	1,412	31,848
CIE Automotive SA	2,718	64,503
Construcciones y Auxiliar de Ferrocarriles SA	1,425	65,518
Distribuidora Internacional de Alimentacion SA (A)(B)	275,484	31,534
Ebro Foods SA	3,323	72,011
eDreams ODIGEO SA (A)	4,905	23,544
Elecnor SA	2,026	24,851
Enagas SA	2,913	74,405
Ence Energia y Celulosa SA	6,294	25,988
Ercros SA	5,006	14,397
Euskaltel SA (D)	3,494	35,140
Faes Farma SA	12,329	69,388
Fluidra SA (A)	1,739	23,845
Fomento de Construcciones y Contratas SA	2,181	26,739
Global Dominion Access SA (A)(D)	5,439	22,285
Grupo Catalana Occidente SA	2,346	82,092
Grupo Empresarial San Jose SA (A)	2,194	14,775
Iberpapel Gestion SA	65	1,854
Indra Sistemas SA (A)	4,996	57,230
Laboratorios Farmaceuticos Rovi SA	987	26,996
Liberbank SA	130,927	49,248
Masmovil Ibercom SA (A)	3,141	71,783
Mediaset Espana Comunicacion SA	7,779	49,534
Melia Hotels International SA	6,008	53,058
Miquel y Costas & Miquel SA	1,474	27,132
Obrascon Huarte Lain SA (A)	14,644	17,481
Pharma Mar SA (A)	13,550	54,168
Promotora de Informaciones SA, Class A (A)	11,711	18,872
Prosegur Cia de Seguridad SA	10,114	41,771
Realia Business SA (A)	17,710	18,538
Sacyr SA	20,409	59,759
Solaria Energia y Medio Ambiente SA (A)	3,480	26,610
Talgo SA (A)(D)	4,711	32,266
Tecnicas Reunidas SA (A)	830	22,266
Tubacex SA	6,252	19,841
Unicaja Banco SA (D)	3,130	3,398
Vidrala SA	854	90,119
Viscofan SA	1,837	97,259
Zardoya Otis SA	7,487	58,959
		2,201,201
Sweden - 3.3%
AcadeMedia AB (D)	3,665	21,651
AddNode Group AB	1,904	36,261
AddTech AB, B Shares	3,734	120,932
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
AF POYRY AB	4,396	$102,665
Ahlstrom-Munksjo OYJ	4,382	70,386
Alimak Group AB (D)	2,777	41,460
Arjo AB, B Shares	8,195	39,397
Atrium Ljungberg AB, B Shares	2,105	50,755
Attendo AB (D)	5,286	30,358
Avanza Bank Holding AB	4,000	41,768
Beijer Alma AB	2,393	40,073
Beijer Ref AB	2,153	63,222
Bergman & Beving AB	2,270	19,573
Betsson AB (A)	5,105	23,790
Bilia AB, A Shares	5,024	56,998
BillerudKorsnas AB (B)	5,849	69,115
BioGaia AB, B Shares	1,083	49,201
Biotage AB	3,574	47,379
Bonava AB, B Shares	3,323	35,234
Bravida Holding AB (D)	6,336	61,575
Bufab AB	1,896	26,456
Bulten AB	717	6,036
Bure Equity AB	2,728	61,798
Byggmax Group AB (A)(B)	5,363	15,112
Catena AB	1,882	83,078
Clas Ohlson AB, B Shares	3,185	38,339
Cloetta AB, B Shares	10,640	36,082
Collector AB (A)	1,870	10,093
Coor Service Management Holding AB (D)	1,376	12,125
Corem Property Group AB, B Shares	3,585	10,335
Dios Fastigheter AB	3,582	32,823
Dometic Group AB (D)	7,104	71,653
Duni AB	2,559	35,278
Dustin Group AB (B)(D)	4,269	34,314
Eastnine AB	1,669	24,411
Enea AB (A)	1,999	38,642
Fagerhult AB	4,609	29,163
FastPartner AB	2,697	28,601
Fingerprint Cards AB, B Shares (A)(B)	26,708	54,033
Granges AB	5,164	54,532
Haldex AB (B)	3,364	18,366
Heba Fastighets AB, Class B	684	6,294
Hemfosa Fastigheter AB	8,774	113,615
HMS Networks AB	1,433	26,512
Hoist Finance AB (A)(B)(D)	2,083	11,092
Humana AB	2,641	17,176
Inwido AB	3,126	24,077
JM AB	3,363	99,482
Klovern AB, B Shares	34,595	84,810
KNOW IT AB	1,471	32,842
Kungsleden AB	8,561	89,919
Lagercrantz Group AB, B Shares	4,069	63,654
Lindab International AB	5,086	64,980
Loomis AB, B Shares	2,298	95,254
Mekonomen AB (A)	2,150	21,338
Momentum Group AB, Class B	2,270	28,317
Mycronic AB (B)	3,734	73,847
Nederman Holding AB	887	12,754
New Wave Group AB, B Shares	4,353	27,842
Nobia AB	6,676	49,718
Nobina AB (D)	4,239	29,219
Nolato AB, B Shares	919	53,954
Nordic Waterproofing Holding AS (D)	2,615	26,777
NP3 Fastigheter AB	1,683	20,268
Nyfosa AB (A)	9,287	80,341
OEM International AB, B Shares	1,040	27,785
Peab AB, Class B	5,776	57,760
Platzer Fastigheter Holding AB, Series B	5,149	60,625

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Pricer AB, B Shares	7,930	$15,823
Proact IT Group AB	476	9,359
Qliro Group AB (A)	6,110	4,560
Ratos AB, B Shares	14,845	52,947
RaySearch Laboratories AB (A)	2,452	28,100
Recipharm AB, B Shares	1,796	28,619
Resurs Holding AB (D)	6,236	40,052
Sagax AB, B Shares	5,242	76,185
Samhallsbyggnadsbolaget i Norden AB	4,338	10,631
SAS AB (A)	22,659	36,860
Scandi Standard AB	4,648	37,029
Scandic Hotels Group AB (D)	3,196	35,616
Sectra AB, B Shares (A)	1,006	42,259
Sensys Gatso Group AB (A)	23,414	3,387
SkiStar AB	3,542	44,994
Sweco AB, B Shares	1,131	43,603
Systemair AB	901	17,363
The Thule Group AB (D)	5,686	131,235
Troax Group AB	1,308	16,938
VBG Group AB, B Shares	630	10,574
Vitrolife AB	688	14,544
Wihlborgs Fastigheter AB	4,275	78,617
		3,822,610
Switzerland - 5.3%
Allreal Holding AG (A)	841	167,109
ALSO Holding AG (A)	471	79,294
APG SGA SA	136	39,923
Arbonia AG (A)	2,962	38,569
Aryzta AG (A)	42,352	47,330
Ascom Holding AG	2,404	26,158
Autoneum Holding AG (B)	221	26,504
Banque Cantonale de Geneve	142	28,557
Banque Cantonale Vaudoise	105	85,714
Belimo Holding AG	27	203,437
Bell Food Group AG (A)	138	37,357
Bellevue Group AG	467	11,537
Berner Kantonalbank AG	285	65,373
BKW AG	1,315	97,098
Bobst Group SA (B)	632	36,741
Bossard Holding AG, Class A	310	55,915
Bucher Industries AG	428	150,210
Burkhalter Holding AG	218	17,141
Calida Holding AG (A)	285	10,824
Carlo Gavazzi Holding AG	38	10,241
Cembra Money Bank AG	1,587	173,632
Clariant AG (A)	535	11,956
Coltene Holding AG (A)	198	18,161
Conzzeta AG	74	88,411
Daetwyler Holding AG	381	73,395
DKSH Holding AG	375	20,389
dormakaba Holding AG (A)	140	100,222
Dufry AG (A)	607	60,191
EFG International AG (A)	4,687	30,852
Emmi AG	118	102,825
Energiedienst Holding AG	559	18,951
Evolva Holding SA (A)(B)	72,989	16,500
Feintool International Holding AG (A)	142	9,073
Fenix Outdoor International AG	225	28,095
Ferrexpo PLC	22,757	47,885
Flughafen Zurich AG	804	146,754
Forbo Holding AG	47	79,978
GAM Holding AG (A)	11,204	32,494
Georg Fischer AG	248	251,478
Gurit Holding AG	22	33,995
Helvetia Holding AG	1,463	206,647
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Hiag Immobilien Holding AG	420	$46,901
HOCHDORF Holding AG (A)(B)	124	10,642
Huber & Suhner AG	859	68,191
Hypothekarbank Lenzburg AG	3	14,204
Implenia AG	994	40,319
Inficon Holding AG	129	102,550
Interroll Holding AG	38	85,272
Intershop Holding AG	93	54,370
IWG PLC	38,584	223,451
Jungfraubahn Holding AG	153	26,085
Kardex AG	299	50,444
Komax Holding AG (B)	221	54,004
Kongsberg Automotive ASA (A)	29,400	20,540
Kudelski SA (A)	2,497	14,870
LEM Holding SA	19	27,922
Logitech International SA	613	29,040
Luzerner Kantonalbank AG	205	88,830
Metall Zug AG, B Shares	12	27,007
Mobilezone Holding AG (A)	3,642	40,877
Mobimo Holding AG (A)	463	137,833
OC Oerlikon Corp. AG	11,683	136,911
Orascom Development Holding AG (A)	533	8,410
Orell Fuessli Holding AG (B)	92	9,469
Orior AG (A)	425	39,306
Phoenix Mecano AG	38	18,780
Plazza AG, Class A	68	19,827
PSP Swiss Property AG	2,555	352,781
Rieter Holding AG	251	35,783
Romande Energie Holding SA	34	42,180
Schaffner Holding AG (A)	40	9,170
Schmolz + Bickenbach AG (A)(B)	52,044	15,045
Schweiter Technologies AG	48	60,842
SFS Group AG	602	57,857
Siegfried Holding AG (A)	266	128,734
St. Galler Kantonalbank AG, Class A	125	58,170
Sulzer AG	877	97,762
Sunrise Communications Group AG (A)(D)	1,661	130,493
Swiss Prime Site AG (A)	264	30,543
Swissquote Group Holding SA	588	29,505
Tamedia AG	201	19,460
u-blox Holding AG (A)	431	43,581
Valiant Holding AG	867	88,103
Valora Holding AG (A)	193	53,846
VAT Group AG (A)(D)	1,510	254,747
Vaudoise Assurances Holding SA	64	37,846
Vetropack Holding AG	10	31,442
Von Roll Holding AG (A)	7,878	7,112
Vontobel Holding AG	1,798	128,303
VZ Holding AG	161	49,653
Walliser Kantonalbank	203	23,696
Warteck Invest AG (A)	8	17,015
Ypsomed Holding AG (A)	276	37,269
Zehnder Group AG	615	28,920
Zug Estates Holding AG, B Shares (A)	16	38,493
Zuger Kantonalbank AG	9	58,781
		6,150,103
Taiwan - 0.0%
Ya Hsin Industrial Company, Ltd. (A)(C)	138,000	0
United Kingdom - 15.7%
4imprint Group PLC	1,523	70,128
A.G. Barr PLC	4,718	36,246
AA PLC	34,743	26,791
Afren PLC (A)(C)	55,554	0
Aggreko PLC	12,621	139,373
Alliance Pharma PLC	8,718	9,685

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Anglo Pacific Group PLC	12,147	$30,916
Anglo-Eastern Plantations PLC	1,225	9,323
Arrow Global Group PLC	6,931	23,593
Ashmore Group PLC	18,787	128,872
Avon Rubber PLC	2,322	64,484
B&M European Value Retail SA	26,817	145,516
Babcock International Group PLC	19,872	165,832
Balfour Beatty PLC	34,581	119,981
Beazley PLC	22,416	164,934
Bellway PLC	5,716	288,503
Bodycote PLC	9,417	118,464
boohoo Group PLC (A)	27,067	106,895
Bovis Homes Group PLC	14,876	267,517
Braemar Shipping Services PLC	1,328	3,780
Brewin Dolphin Holdings PLC	15,066	74,231
Britvic PLC	13,590	162,872
Cairn Energy PLC (A)	28,458	77,854
Capital & Counties Properties PLC	29,159	101,039
Card Factory PLC	14,688	28,794
CareTech Holdings PLC	4,102	24,194
Carillion PLC (A)(C)	35,521	4,512
Central Asia Metals PLC	1,507	4,381
Charles Taylor PLC	4,285	19,530
Chemring Group PLC	13,921	44,414
Chesnara PLC	5,125	21,448
Cineworld Group PLC	27,060	78,462
Circassia Pharmaceuticals PLC (A)	9,034	2,281
Clarkson PLC	1,348	54,235
Close Brothers Group PLC	7,194	152,370
CLS Holdings PLC	10,759	43,024
CMC Markets PLC (D)	7,009	13,610
Cobham PLC	120,169	261,351
Computacenter PLC	3,268	76,553
Concentric AB	3,084	52,398
Consort Medical PLC	2,133	28,908
ConvaTec Group PLC (D)	45,125	118,758
Costain Group PLC	4,797	10,100
Countryside Properties PLC (D)	15,648	94,258
Countrywide PLC (A)	469	2,130
Cranswick PLC	2,685	120,534
Crest Nicholson Holdings PLC	16,969	97,397
Daejan Holdings PLC	569	40,795
Daily Mail & General Trust PLC, Class A	9,763	107,463
Dart Group PLC	2,992	67,102
De La Rue PLC	6,976	13,154
Debenhams PLC (A)(C)	76,182	0
Devro PLC	12,253	29,059
DFS Furniture PLC	12,509	48,086
Dialight PLC (A)	105	329
Dialog Semiconductor PLC (A)	5,144	261,251
Dignity PLC	3,439	26,672
Diploma PLC	12,001	321,449
DiscoverIE Group PLC	5,627	42,267
Dixons Carphone PLC	27,350	52,221
Domino's Pizza Group PLC	21,324	90,523
Drax Group PLC	21,413	89,034
Dunelm Group PLC	5,863	89,778
EI Group PLC (A)	24,326	91,347
Electrocomponents PLC	24,912	224,062
Elementis PLC	35,393	83,999
EMIS Group PLC	1,913	28,187
EnQuest PLC (A)	109,392	31,356
Equiniti Group PLC (D)	10,616	29,127
Essentra PLC	14,966	86,128
Euromoney Institutional Investor PLC	4,334	74,671
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
FDM Group Holdings PLC	3,208	$43,827
Fevertree Drinks PLC	3,631	100,553
Firstgroup PLC (A)	89,684	149,038
Forterra PLC (D)	6,408	29,393
Foxtons Group PLC (A)	23,551	27,467
Frasers Group PLC (A)	10,048	61,256
Fuller Smith & Turner PLC, Class A	1,525	19,432
G4S PLC	73,635	212,944
Galliford Try PLC	5,675	64,675
Games Workshop Group PLC	2,802	226,383
Gamesys Group PLC (A)	3,107	29,181
Gamma Communications PLC	597	10,511
Gem Diamonds, Ltd. (A)	12,666	8,639
Genus PLC	561	23,630
GoCo Group PLC	23,140	31,853
Grainger PLC	32,768	135,789
Greggs PLC	6,454	196,864
Gulf Keystone Petroleum, Ltd.	7,420	20,907
Halfords Group PLC	15,547	34,977
Hastings Group Holdings PLC (D)	4,335	10,286
Hays PLC	77,290	185,886
Headlam Group PLC	6,602	46,857
Helical PLC	8,263	51,709
Henry Boot PLC	5,301	22,539
Hill & Smith Holdings PLC	4,882	95,290
Hilton Food Group PLC	1,880	27,600
Hollywood Bowl Group PLC	8,153	30,931
HomeServe PLC	8,711	145,906
Horizon Discovery Group PLC (A)	5,948	11,830
Howden Joinery Group PLC	61,533	548,217
Hunting PLC	8,331	46,436
Huntsworth PLC	20,713	22,302
Hurricane Energy PLC (A)	21,839	9,689
Hyve Group PLC	37,385	50,737
Ibstock PLC (D)	19,043	79,434
IG Group Holdings PLC	17,144	157,726
IMI PLC	13,430	209,871
Inchcape PLC	23,434	219,246
Indivior PLC (A)	37,592	19,393
Intermediate Capital Group PLC	15,830	337,639
International Personal Finance PLC	12,526	26,737
iomart Group PLC	2,265	11,177
IP Group PLC (A)	7,609	7,161
J.D. Wetherspoon PLC	3,666	80,587
James Fisher & Sons PLC	4,181	112,352
James Halstead PLC	2,706	19,475
John Laing Group PLC (D)	9,818	49,567
John Menzies PLC	7,323	45,933
John Wood Group PLC	27,017	143,291
Johnson Service Group PLC	7,514	19,505
Jupiter Fund Management PLC	22,824	123,953
Just Group PLC (A)	20,396	21,407
Kainos Group PLC	4,099	40,338
KAZ Minerals PLC	11,463	80,624
Keller Group PLC	4,206	41,718
Kier Group PLC (B)	12,017	15,311
Kin & Carta PLC	3,492	4,620
Lancashire Holdings, Ltd.	9,054	92,237
Lookers PLC	22,449	16,371
Low & Bonar PLC	44,351	7,278
LSL Property Services PLC	6,404	23,346
M&C Saatchi PLC	253	414
Man Group PLC	80,474	168,543
Marshalls PLC	12,527	142,782
Marston's PLC	37,566	63,243

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
McBride PLC (A)	14,770	$17,425
McCarthy & Stone PLC (D)	19,899	39,294
Mears Group PLC	8,289	32,285
Meggitt PLC	15,323	133,464
Metro Bank PLC (A)	674	1,847
Mitchells & Butlers PLC (A)	12,079	73,496
Mitie Group PLC	21,415	41,211
MJ Gleeson PLC	2,770	35,032
Moneysupermarket.com Group PLC	30,606	134,356
Morgan Advanced Materials PLC	14,263	59,809
Morgan Sindall Group PLC	2,826	60,814
N. Brown Group PLC	9,633	20,769
Naked Wines PLC	3,126	9,394
National Express Group PLC	23,513	146,551
NCC Group PLC	13,335	39,996
Next Fifteen Communications Group PLC	2,559	18,220
Non-Standard Finance PLC (D)	12,541	3,536
Northgate PLC	8,929	36,789
On the Beach Group PLC (D)	5,451	35,263
OneSavings Bank PLC	13,146	75,378
Oxford Instruments PLC	4,212	86,034
Pagegroup PLC	14,252	98,782
Pan African Resources PLC	85,815	13,642
Paragon Banking Group PLC	16,092	114,851
PayPoint PLC	2,581	34,648
Pendragon PLC	102,667	17,693
Pennon Group PLC	22,187	300,940
Petrofac, Ltd.	12,318	62,809
Pets at Home Group PLC	18,331	67,801
Pharos Energy PLC	16,636	11,475
Phoenix Group Holdings PLC	20,820	206,841
Photo-Me International PLC	18,684	23,984
Polypipe Group PLC	12,035	85,954
Porvair PLC	2,468	21,750
Premier Foods PLC (A)	41,106	20,575
Premier Miton Group PLC	4,273	10,658
Premier Oil PLC (A)	52,556	68,713
Provident Financial PLC	7,268	44,064
PZ Cussons PLC	16,024	44,341
QinetiQ Group PLC	27,714	131,173
Quilter PLC (D)	73,775	157,507
Rank Group PLC	7,303	26,822
Rathbone Brothers PLC	2,988	84,290
Reach PLC	27,680	50,139
Redrow PLC	24,688	243,679
Renew Holdings PLC	4,150	30,080
Renewi PLC	86,394	41,462
Renishaw PLC	1,380	69,017
Ricardo PLC	2,982	30,238
RM PLC	8,752	33,178
Robert Walters PLC	4,693	34,663
Rotork PLC	41,331	183,730
Royal Mail PLC	3,828	11,513
RPS Group PLC	15,418	34,687
Saga PLC	35,682	25,107
Savannah Petroleum PLC (A)	25,207	7,209
Savills PLC	9,220	138,390
Scapa Group PLC	9,781	31,789
SDL PLC	7,019	55,613
Senior PLC	21,835	50,014
Severfield PLC	11,941	13,360
SIG PLC	51,284	83,623
Signature Aviation PLC	44,224	185,924
Sirius Minerals PLC (A)	39,403	1,822
Smart Metering Systems PLC	1,773	13,217
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Softcat PLC	5,177	$79,103
Spectris PLC	6,138	236,546
Speedy Hire PLC	24,369	24,959
Spire Healthcare Group PLC (D)	8,597	16,186
Spirent Communications PLC	44,968	150,024
Sportech PLC (A)	11,390	4,961
SSP Group PLC	24,866	214,083
St. Modwen Properties PLC	9,201	60,493
Stagecoach Group PLC	27,597	58,492
SThree PLC	8,144	40,812
Stobart Group, Ltd.	19,806	28,269
Stock Spirits Group PLC	6,082	16,597
Stolt-Nielsen, Ltd.	2,414	31,279
Studio Retail Group PLC (A)	8,139	25,547
STV Group PLC	2,685	14,913
Superdry PLC	3,110	20,777
Synthomer PLC	15,208	71,051
TalkTalk Telecom Group PLC	31,116	47,892
Tate & Lyle PLC	33,378	336,313
Ted Baker PLC	1,843	9,942
Telecom Plus PLC	5,429	108,130
Telit Communications PLC (A)	5,999	12,504
The Go-Ahead Group PLC	3,096	90,725
The Gym Group PLC (D)	3,234	12,389
The Restaurant Group PLC	8,885	19,295
The Vitec Group PLC	2,842	41,378
The Weir Group PLC	78	1,560
Thomas Cook Group PLC (A)(C)	58,171	0
Topps Tiles PLC	15,591	14,948
TORM PLC (A)	2,744	30,677
TP ICAP PLC	27,270	147,839
Travis Perkins PLC	14,247	302,624
Trifast PLC	7,237	17,250
TT Electronics PLC	14,769	48,997
Tullow Oil PLC (B)	72,437	61,614
U & I Group PLC	12,008	28,307
Ultra Electronics Holdings PLC	3,309	92,744
Vectura Group PLC	38,720	47,525
Vesuvius PLC	12,719	84,322
Victrex PLC	5,890	194,717
Virgin Money UK PLC	28,550	71,275
Volex PLC (A)	3,136	6,414
Vp PLC	637	7,994
Watkin Jones PLC	6,905	22,236
WH Smith PLC	5,673	195,514
William Hill PLC	45,198	113,067
Wilmington PLC	8,076	26,573
Wincanton PLC	10,534	42,801
Xaar PLC (A)	5,629	4,117
Zeal Network SE (A)	349	8,123
		18,195,972
United States - 0.4%
Alacer Gold Corp. (A)	21,191	112,601
Argonaut Gold, Inc. (A)	12,132	18,218
Burford Capital, Ltd.	2,002	18,869
Cott Corp.	6,607	90,261
Energy Fuels, Inc. (A)(B)	730	1,394
Invesque, Inc.	2,000	13,460
Kingsway Financial Services, Inc. (A)	425	791
PureTech Health PLC (A)	5,400	22,793
REC Silicon ASA (A)(B)	13,597	4,178
Reliance Worldwide Corp., Ltd. (B)	19,497	55,256
Samsonite International SA (D)	32,400	77,931
Sims Metal Management, Ltd.	9,104	68,152

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United States (continued)
Sundance Energy, Inc. (A)(B)	330	$6,273
		490,177
TOTAL COMMON STOCKS (Cost $112,479,624)		$113,981,802
PREFERRED SECURITIES - 0.3%
Germany - 0.3%
Biotest AG	486	11,190
Draegerwerk AG & Company KGaA	721	44,910
FUCHS PETROLUB SE	2,006	99,665
Jungheinrich AG (B)	2,134	51,255
Sixt SE	838	60,967
STO SE & Company KGaA	124	15,873
Villeroy & Boch AG	625	11,223
		295,083
TOTAL PREFERRED SECURITIES (Cost $271,147)		$295,083
RIGHTS - 0.0%
Tahoe Resources, Inc. (Expiration Date: 12-31-49) (A)(C)(E)	19,100	7,397
XXL ASA (Expiration Date: 12-31-49; Strike Price: NOK 15.00) (A)	335	67
TOTAL RIGHTS (Cost $0)		$7,464
SHORT-TERM INVESTMENTS - 6.7%
Short-term funds - 6.7%
John Hancock Collateral Trust, 1.7338% (F)(G)	775,297	7,757,392
TOTAL SHORT-TERM INVESTMENTS (Cost $7,758,234)		$7,757,392
Total Investments (International Small Company Trust) (Cost $120,509,005) - 105.6%		$122,041,741
Other assets and liabilities, net - (5.6%)		(6,420,376)
TOTAL NET ASSETS - 100.0%		$115,621,365
International Small Company Trust (continued)
Currency Abbreviations
NOK	Norwegian Krone
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 12-31-19.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	7	Long	Mar 2020	$711,190	$712,705	$1,515
						$1,515
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
International Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 92.8%
Canada - 4.0%
Alamos Gold, Inc., Class A	374,500	$2,254,490
Husky Energy, Inc.	462,200	3,708,848
Wheaton Precious Metals Corp.	211,600	6,296,426
		12,259,764
China - 3.9%
Baidu, Inc., ADR (A)	34,960	4,418,944
China Telecom Corp., Ltd., H Shares	6,676,427	2,750,613
Sinopec Engineering Group Company, Ltd., H Shares	3,757,800	2,249,166
International Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Sinopharm Group Company, Ltd., H Shares	709,600	$2,589,252
		12,007,975
Denmark - 1.0%
A.P. Moller - Maersk A/S, Series B (B)	2,227	3,213,175
France - 9.7%
BNP Paribas SA	156,719	9,315,120
Cie de Saint-Gobain	81,938	3,356,676
Cie Generale des Etablissements Michelin SCA	36,485	4,489,832

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

International Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Sanofi	47,914	$4,811,903
TOTAL SA	70,577	3,916,372
Veolia Environnement SA	156,057	4,152,438
		30,042,341
Germany - 5.6%
Bayer AG	98,782	8,030,681
E.ON SE	386,379	4,129,204
Merck KGaA	34,501	4,067,470
Telefonica Deutschland Holding AG	433,011	1,256,131
		17,483,486
Hong Kong - 6.9%
China Mobile, Ltd.	500,500	4,229,154
CK Asset Holdings, Ltd.	805,700	5,814,113
CK Hutchison Holdings, Ltd.	886,500	8,453,210
Swire Pacific, Ltd., Class A (B)	197,200	1,831,927
Value Partners Group, Ltd.	1,681,900	1,036,707
		21,365,111
Ireland - 1.2%
Bank of Ireland Group PLC	663,690	3,652,703
Italy - 2.0%
Eni SpA	395,200	6,137,970
Japan - 16.1%
Astellas Pharma, Inc.	136,600	2,331,760
Isuzu Motors, Ltd.	261,900	3,095,860
Kirin Holdings Company, Ltd.	216,400	4,723,273
Matsumotokiyoshi Holdings Company, Ltd.	87,300	3,379,817
Mitsui Fudosan Company, Ltd.	179,700	4,391,855
Panasonic Corp.	477,000	4,473,873
Seria Company, Ltd.	33,100	901,761
Seven & i Holdings Company, Ltd.	81,400	2,983,753
Sumitomo Metal Mining Company, Ltd.	133,600	4,301,920
Sumitomo Mitsui Financial Group, Inc.	171,800	6,345,497
Sundrug Company, Ltd.	96,900	3,506,033
Suntory Beverage & Food, Ltd.	49,200	2,054,034
Takeda Pharmaceutical Company, Ltd.	189,943	7,512,668
		50,002,104
Luxembourg - 2.2%
SES SA	289,694	4,071,856
Tenaris SA	234,532	2,657,244
		6,729,100
Malta - 0.0%
BGP Holdings PLC (A)(C)	2,126,418	0
Netherlands - 9.0%
Flow Traders (D)	112,725	2,722,614
ING Groep NV	762,360	9,165,447
NXP Semiconductors NV	49,700	6,324,822
Royal Dutch Shell PLC, B Shares	209,017	6,204,434
SBM Offshore NV	182,991	3,418,839
		27,836,156
Norway - 1.6%
Equinor ASA	246,797	4,921,696
Portugal - 1.2%
Galp Energia SGPS SA	218,483	3,667,922
Singapore - 0.9%
Singapore Telecommunications, Ltd.	1,174,900	2,945,613
South Korea - 10.9%
Hana Financial Group, Inc.	127,952	4,069,897
KB Financial Group, Inc., ADR	227,151	9,397,237
Korea Electric Power Corp.	117,092	2,809,341
Lotte Chemical Corp. (A)	17,403	3,362,322
International Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Samsung Electronics Company, Ltd.	227,909	$10,982,224
Shinhan Financial Group Company, Ltd.	85,463	3,204,247
		33,825,268
Switzerland - 2.3%
Roche Holding AG	16,855	5,477,922
UBS Group AG (A)	121,341	1,531,249
		7,009,171
Taiwan - 2.4%
Taiwan Semiconductor Manufacturing Company, Ltd.	684,000	7,570,396
Thailand - 0.6%
Kasikornbank PCL	119,300	599,215
Kasikornbank PCL, NVDR	240,400	1,210,210
		1,809,425
United Kingdom - 11.3%
BAE Systems PLC	443,284	3,319,031
BP PLC	1,280,124	8,053,066
Johnson Matthey PLC	132,620	5,273,190
Kingfisher PLC	948,737	2,731,175
Standard Chartered PLC	884,898	8,338,529
Vodafone Group PLC	3,704,314	7,191,508
		34,906,499
TOTAL COMMON STOCKS (Cost $284,639,066)		$287,385,875
SHORT-TERM INVESTMENTS - 5.0%
U.S. Government Agency - 4.9%
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	$15,300,000	15,300,000
Short-term funds - 0.1%
John Hancock Collateral Trust, 1.7338% (E)(F)	30,139	301,558
TOTAL SHORT-TERM INVESTMENTS (Cost $15,601,070)		$15,601,558
Total Investments (International Value Trust) (Cost $300,240,136) - 97.8%		$302,987,433
Other assets and liabilities, net - 2.2%		6,686,966
TOTAL NET ASSETS - 100.0%		$309,674,399
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	The rate shown is the annualized seven-day yield as of 12-31-19.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Lifestyle Aggressive Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 82.5%
Equity - 82.5%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	1,489,347	$30,233,735
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $27,221,065)		$30,233,735
UNAFFILIATED INVESTMENT COMPANIES - 17.5%
Exchange-traded funds - 17.5%
Financial Select Sector SPDR Fund	21,100	649,458
Vanguard Energy ETF	5,609	457,077
Vanguard FTSE Emerging Markets ETF	43,259	1,923,728
Vanguard Health Care ETF (C)	1,329	254,822
Vanguard Information Technology ETF	3,746	917,208
Vanguard Materials ETF	1,143	153,322
Vanguard Mid-Cap ETF	6,222	1,108,636
Vanguard Real Estate ETF	3,971	368,469
Vanguard Small-Cap ETF	3,575	592,164
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $5,560,775)		$6,424,884
SHORT-TERM INVESTMENTS - 0.7%
Short-term funds - 0.7%
John Hancock Collateral Trust, 1.7338% (D)(E)	25,347	253,615
TOTAL SHORT-TERM INVESTMENTS (Cost $253,630)		$253,615
Total Investments (Lifestyle Aggressive Portfolio) (Cost $33,035,470) - 100.7%		$36,912,234
Other assets and liabilities, net - (0.7%)		(263,216)
TOTAL NET ASSETS - 100.0%		$36,649,018
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	All or a portion of this security is on loan as of 12-31-19.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Lifestyle Balanced Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 50.5%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	25,145,615	$510,455,981
Fixed income - 49.5%
Select Bond, Series NAV, JHVIT (MIM US) (B)	36,316,325	500,438,961
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $925,909,321)		$1,010,894,942
Total Investments (Lifestyle Balanced Portfolio) (Cost $925,909,321) - 100.0%		$1,010,894,942
Other assets and liabilities, net - (0.0%)		(60,106)
TOTAL NET ASSETS - 100.0%		$1,010,834,836
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
Lifestyle Conservative Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 20.0%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	1,836,647	$37,283,934
Fixed income - 80.0%
Select Bond, Series NAV, JHVIT (MIM US) (B)	10,822,622	149,135,737
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $181,676,186)		$186,419,671
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (C)	740	740
TOTAL SHORT-TERM INVESTMENTS (Cost $740)		$740
Total Investments (Lifestyle Conservative Portfolio) (Cost $181,676,926) - 100.0%		$186,420,411
Other assets and liabilities, net - (0.0%)		(19,117)
TOTAL NET ASSETS - 100.0%		$186,401,294
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
Lifestyle Growth Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 70.7%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	216,020,053	$4,385,159,928
Fixed income - 29.3%
Select Bond, Series NAV, JHVIT (MIM US) (B)	132,115,561	1,820,552,437
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $5,487,744,993)		$6,205,712,365
Total Investments (Lifestyle Growth Portfolio) (Cost $5,487,744,993) - 100.0%		$6,205,712,365
Other assets and liabilities, net - (0.0%)		(233,887)
TOTAL NET ASSETS - 100.0%		$6,205,478,478
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
Lifestyle Moderate Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 40.2%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	6,170,231	$125,255,690
Fixed income - 59.8%
Select Bond, Series NAV, JHVIT (MIM US) (B)	13,516,397	186,255,957
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $290,964,604)		$311,511,647

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Lifestyle Moderate Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (C)	16	$16
TOTAL SHORT-TERM INVESTMENTS (Cost $16)		$16
Total Investments (Lifestyle Moderate Portfolio) (Cost $290,964,620) - 100.0%		$311,511,663
Other assets and liabilities, net - (0.0%)		(25,535)
TOTAL NET ASSETS - 100.0%		$311,486,128
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
Mid Cap Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.9%
Communication services – 1.9%
Entertainment – 0.4%
Cinemark Holdings, Inc. (A)	77,630	$2,627,776
World Wrestling Entertainment, Inc., Class A (A)	34,558	2,241,777
		4,869,553
Interactive media and services – 0.3%
TripAdvisor, Inc.	76,512	2,324,435
Yelp, Inc. (A)(B)	46,520	1,620,292
		3,944,727
Media – 1.1%
AMC Networks, Inc., Class A (B)	32,095	1,267,753
Cable One, Inc.	3,660	5,447,800
John Wiley & Sons, Inc., Class A	31,857	1,545,702
Meredith Corp. (A)	29,272	950,462
TEGNA, Inc.	157,948	2,636,152
The New York Times Company, Class A	104,681	3,367,588
		15,215,457
Wireless telecommunication services – 0.1%
Telephone & Data Systems, Inc.	71,220	1,811,125
		25,840,862
Consumer discretionary – 13.5%
Auto components – 1.4%
Adient PLC (B)	63,388	1,346,995
Dana, Inc.	104,807	1,907,487
Delphi Technologies PLC (B)	62,677	804,146
Gentex Corp.	184,213	5,338,493
Lear Corp.	40,071	5,497,741
The Goodyear Tire & Rubber Company	169,352	2,634,270
Visteon Corp. (B)	20,364	1,763,319
		19,292,451
Automobiles – 0.2%
Thor Industries, Inc. (A)	40,196	2,986,161
Distributors – 0.5%
Pool Corp.	29,156	6,192,151
Diversified consumer services – 1.1%
Adtalem Global Education, Inc. (B)	39,319	1,374,985
Graham Holdings Company, Class B	3,168	2,024,320
Grand Canyon Education, Inc. (B)	35,117	3,363,857
Service Corp. International	133,102	6,126,685
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
WW International, Inc. (B)	33,826	$1,292,491
		14,182,338
Hotels, restaurants and leisure – 4.4%
Boyd Gaming Corp.	58,284	1,745,023
Brinker International, Inc. (A)	27,214	1,142,988
Caesars Entertainment Corp. (B)	406,433	5,527,489
Choice Hotels International, Inc. (A)	23,132	2,392,543
Churchill Downs, Inc.	25,815	3,541,818
Cracker Barrel Old Country Store, Inc. (A)	17,520	2,693,525
Domino's Pizza, Inc.	29,783	8,749,650
Dunkin' Brands Group, Inc.	60,326	4,557,026
Eldorado Resorts, Inc. (B)	47,571	2,837,134
Jack in the Box, Inc.	17,223	1,343,911
Marriott Vacations Worldwide Corp.	27,247	3,508,324
Papa John's International, Inc. (A)	16,051	1,013,621
Penn National Gaming, Inc. (B)	79,343	2,028,007
Scientific Games Corp. (B)	39,385	1,054,730
Six Flags Entertainment Corp.	57,241	2,582,142
Texas Roadhouse, Inc.	47,511	2,675,820
The Cheesecake Factory, Inc. (A)	29,902	1,161,992
The Wendy's Company	134,016	2,976,495
Wyndham Destinations, Inc.	66,051	3,414,176
Wyndham Hotels & Resorts, Inc.	69,300	4,352,733
		59,299,147
Household durables – 1.0%
Helen of Troy, Ltd. (B)	18,324	3,294,472
KB Home	62,384	2,137,900
Tempur Sealy International, Inc. (B)	33,086	2,880,467
Toll Brothers, Inc.	94,079	3,717,061
TRI Pointe Group, Inc. (B)	101,392	1,579,687
		13,609,587
Internet and direct marketing retail – 0.5%
Etsy, Inc. (B)	86,283	3,822,337
GrubHub, Inc. (B)	66,593	3,239,084
		7,061,421
Leisure products – 0.9%
Brunswick Corp.	59,402	3,562,932
Mattel, Inc. (A)(B)	252,477	3,421,063
Polaris, Inc.	41,873	4,258,484
		11,242,479
Multiline retail – 0.2%
Dillard's, Inc., Class A (A)	7,178	527,439
Ollie's Bargain Outlet Holdings, Inc. (A)(B)	39,823	2,600,840
		3,128,279
Specialty retail – 2.3%
Aaron's, Inc.	48,900	2,792,679
American Eagle Outfitters, Inc. (A)	115,656	1,700,143
AutoNation, Inc. (B)	42,876	2,085,060
Bed Bath & Beyond, Inc. (A)	92,165	1,594,455
Dick's Sporting Goods, Inc. (A)	46,310	2,291,882
Five Below, Inc. (B)	40,541	5,183,572
Foot Locker, Inc.	77,945	3,039,076
Murphy USA, Inc. (B)	21,055	2,463,435
RH (B)	11,856	2,546,106
Sally Beauty Holdings, Inc. (B)	84,708	1,545,921
Urban Outfitters, Inc. (B)	51,368	1,426,489
Williams-Sonoma, Inc.	56,517	4,150,608
		30,819,426
Textiles, apparel and luxury goods – 1.0%
Carter's, Inc.	32,148	3,515,062
Columbia Sportswear Company	21,144	2,118,417

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Deckers Outdoor Corp. (B)	20,372	$3,440,016
Skechers U.S.A., Inc., Class A (B)	97,516	4,211,716
		13,285,211
		181,098,651
Consumer staples – 2.9%
Beverages – 0.2%
The Boston Beer Company, Inc., Class A (B)	6,711	2,535,751
Food and staples retailing – 0.6%
BJ's Wholesale Club Holdings, Inc. (B)	88,961	2,022,973
Casey's General Stores, Inc.	26,785	4,258,547
Sprouts Farmers Market, Inc. (B)	86,028	1,664,642
		7,946,162
Food products – 1.7%
Flowers Foods, Inc.	140,161	3,047,100
Ingredion, Inc.	48,617	4,518,950
Lancaster Colony Corp.	14,410	2,307,041
Pilgrim's Pride Corp. (B)	38,165	1,248,568
Post Holdings, Inc. (B)	48,399	5,280,331
Sanderson Farms, Inc.	14,357	2,529,991
The Hain Celestial Group, Inc. (A)(B)	58,501	1,518,393
Tootsie Roll Industries, Inc. (A)	12,218	417,123
TreeHouse Foods, Inc. (B)	40,934	1,985,299
		22,852,796
Household products – 0.2%
Energizer Holdings, Inc. (A)	46,849	2,352,757
Personal products – 0.2%
Edgewell Personal Care Company (B)	39,473	1,222,084
Nu Skin Enterprises, Inc., Class A	40,449	1,657,600
		2,879,684
		38,567,150
Energy – 2.1%
Energy equipment and services – 0.6%
Apergy Corp. (B)	56,406	1,905,395
Core Laboratories NV (A)	32,314	1,217,268
Patterson-UTI Energy, Inc.	141,664	1,487,472
Transocean, Ltd. (B)	418,822	2,881,495
		7,491,630
Oil, gas and consumable fuels – 1.5%
Antero Midstream Corp. (A)	216,287	1,641,618
Chesapeake Energy Corp. (B)	853,811	704,906
CNX Resources Corp. (B)	135,872	1,202,467
EQT Corp.	186,158	2,029,122
Equitrans Midstream Corp.	148,403	1,982,664
Matador Resources Company (A)(B)	79,841	1,434,743
Murphy Oil Corp. (A)	108,769	2,915,009
PBF Energy, Inc., Class A	74,179	2,326,995
World Fuel Services Corp.	47,618	2,067,574
WPX Energy, Inc. (B)	303,469	4,169,664
		20,474,762
		27,966,392
Financials – 16.4%
Banks – 7.2%
Associated Banc-Corp.	116,032	2,557,345
BancorpSouth Bank	69,873	2,194,711
Bank of Hawaii Corp.	29,327	2,790,757
Bank OZK	88,028	2,685,294
Cathay General Bancorp	55,140	2,098,077
Commerce Bancshares, Inc. (A)	75,521	5,130,897
Cullen/Frost Bankers, Inc.	41,459	4,053,861
East West Bancorp, Inc.	106,043	5,164,294
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Financial Bankshares, Inc. (A)	98,922	$3,472,162
First Horizon National Corp.	226,599	3,752,479
FNB Corp.	236,608	3,004,922
Fulton Financial Corp.	119,513	2,083,112
Hancock Whitney Corp.	63,509	2,786,775
Home BancShares, Inc.	112,987	2,221,324
International Bancshares Corp.	41,778	1,799,378
PacWest Bancorp (A)	87,260	3,339,440
Pinnacle Financial Partners, Inc.	52,410	3,354,240
Prosperity Bancshares, Inc.	68,744	4,942,006
Signature Bank	39,315	5,370,822
Sterling Bancorp	147,130	3,101,500
Synovus Financial Corp.	106,713	4,183,150
TCF Financial Corp.	111,711	5,228,075
Texas Capital Bancshares, Inc. (B)	36,644	2,080,280
Trustmark Corp.	46,794	1,614,861
UMB Financial Corp.	31,459	2,159,346
Umpqua Holdings Corp.	160,360	2,838,372
United Bankshares, Inc. (A)	73,935	2,858,327
Valley National Bancorp (A)	285,224	3,265,815
Webster Financial Corp.	67,017	3,576,027
Wintrust Financial Corp.	41,560	2,946,604
		96,654,253
Capital markets – 2.6%
Affiliated Managers Group, Inc.	35,880	3,040,471
Eaton Vance Corp.	82,391	3,846,836
Evercore, Inc., Class A	28,462	2,127,819
FactSet Research Systems, Inc.	27,631	7,413,397
Federated Investors, Inc., Class B	69,960	2,279,996
Interactive Brokers Group, Inc., Class A	55,888	2,605,499
Janus Henderson Group PLC	113,317	2,770,601
Legg Mason, Inc.	59,417	2,133,664
SEI Investments Company	91,909	6,018,201
Stifel Financial Corp.	49,790	3,019,764
		35,256,248
Consumer finance – 0.6%
FirstCash, Inc.	31,079	2,505,900
Green Dot Corp., Class A (B)	34,500	803,850
Navient Corp.	141,644	1,937,690
SLM Corp.	307,422	2,739,130
		7,986,570
Diversified financial services – 0.3%
Jefferies Financial Group, Inc.	183,428	3,919,856
Insurance – 5.1%
Alleghany Corp. (B)	10,481	8,380,293
American Financial Group, Inc. (A)	54,502	5,976,144
Brighthouse Financial, Inc. (B)	79,566	3,121,374
Brown & Brown, Inc.	170,288	6,722,970
CNO Financial Group, Inc.	110,059	1,995,370
First American Financial Corp.	81,802	4,770,693
Genworth Financial, Inc., Class A (B)	366,511	1,612,648
Kemper Corp.	45,620	3,535,550
Mercury General Corp.	19,752	962,515
Old Republic International Corp.	207,794	4,648,352
Primerica, Inc.	30,118	3,932,206
Reinsurance Group of America, Inc.	45,593	7,434,395
RenaissanceRe Holdings, Ltd.	32,159	6,303,807
RLI Corp.	29,058	2,615,801
Selective Insurance Group, Inc.	43,256	2,819,859
The Hanover Insurance Group, Inc.	28,685	3,920,379
		68,752,356
Thrifts and mortgage finance – 0.6%
LendingTree, Inc. (A)(B)	5,585	1,694,712

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
New York Community Bancorp, Inc. (A)	340,323	$4,090,682
Washington Federal, Inc.	57,052	2,090,956
		7,876,350
		220,445,633
Health care – 9.6%
Biotechnology – 0.9%
Arrowhead Pharmaceuticals, Inc. (B)	72,897	4,623,857
Exelixis, Inc. (B)	221,260	3,898,601
Ligand Pharmaceuticals, Inc. (A)(B)	12,789	1,333,765
United Therapeutics Corp. (B)	31,954	2,814,508
		12,670,731
Health care equipment and supplies – 3.3%
Avanos Medical, Inc. (B)	34,902	1,176,197
Cantel Medical Corp.	27,284	1,934,436
Globus Medical, Inc., Class A (B)	56,051	3,300,283
Haemonetics Corp. (B)	36,907	4,240,614
Hill-Rom Holdings, Inc.	48,616	5,519,374
ICU Medical, Inc. (B)	14,000	2,619,680
Integra LifeSciences Holdings Corp. (B)	51,898	3,024,615
LivaNova PLC (B)	35,245	2,658,530
Masimo Corp. (B)	35,725	5,646,694
NuVasive, Inc. (B)	37,920	2,932,733
Penumbra, Inc. (B)	23,390	3,842,275
West Pharmaceutical Services, Inc.	53,880	8,099,780
		44,995,211
Health care providers and services – 2.4%
Acadia Healthcare Company, Inc. (B)	64,496	2,142,557
Amedisys, Inc. (B)	23,488	3,920,617
Chemed Corp.	11,658	5,120,893
Encompass Health Corp.	71,800	4,973,586
HealthEquity, Inc. (B)	51,614	3,823,049
MEDNAX, Inc. (B)	61,385	1,705,889
Molina Healthcare, Inc. (B)	45,658	6,195,334
Patterson Companies, Inc.	62,732	1,284,751
Tenet Healthcare Corp. (B)	75,656	2,877,198
		32,043,874
Health care technology – 0.1%
Allscripts Healthcare Solutions, Inc. (B)	118,234	1,160,467
Life sciences tools and services – 2.1%
Bio-Rad Laboratories, Inc., Class A (B)	15,734	5,822,052
Bio-Techne Corp.	27,753	6,092,061
Charles River Laboratories International, Inc. (B)	35,564	5,432,757
PRA Health Sciences, Inc. (B)	46,057	5,119,236
Repligen Corp. (B)	34,118	3,155,915
Syneos Health, Inc. (B)	45,350	2,697,191
		28,319,212
Pharmaceuticals – 0.8%
Catalent, Inc. (B)	106,542	5,998,315
Nektar Therapeutics (A)(B)	128,106	2,765,168
Prestige Consumer Healthcare, Inc. (B)	36,580	1,481,490
		10,244,973
		129,434,468
Industrials – 15.5%
Aerospace and defense – 1.5%
Axon Enterprise, Inc. (B)	43,212	3,166,575
Curtiss-Wright Corp.	31,086	4,379,707
Mercury Systems, Inc. (B)	40,442	2,794,947
Teledyne Technologies, Inc. (B)	26,557	9,203,067
		19,544,296
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Air freight and logistics – 0.4%
XPO Logistics, Inc. (B)	67,213	$5,356,876
Airlines – 0.3%
JetBlue Airways Corp. (B)	210,226	3,935,431
Building products – 1.2%
Lennox International, Inc.	25,534	6,229,530
Owens Corning	79,218	5,158,676
Resideo Technologies, Inc. (B)	89,436	1,066,971
Trex Company, Inc. (B)	42,481	3,818,192
		16,273,369
Commercial services and supplies – 1.9%
Clean Harbors, Inc. (B)	37,389	3,206,107
Deluxe Corp.	30,659	1,530,497
Healthcare Services Group, Inc. (A)	53,973	1,312,623
Herman Miller, Inc.	43,006	1,791,200
HNI Corp.	31,184	1,168,153
KAR Auction Services, Inc.	93,772	2,043,292
MSA Safety, Inc.	25,952	3,279,295
Stericycle, Inc. (B)	66,359	4,234,368
Tetra Tech, Inc.	39,751	3,424,946
The Brink's Company	36,428	3,303,291
		25,293,772
Construction and engineering – 1.3%
AECOM (B)	114,390	4,933,641
Dycom Industries, Inc. (A)(B)	22,956	1,082,375
EMCOR Group, Inc.	40,890	3,528,807
Fluor Corp.	102,074	1,927,157
MasTec, Inc. (B)	43,912	2,817,394
Valmont Industries, Inc.	15,675	2,347,802
		16,637,176
Electrical equipment – 1.3%
Acuity Brands, Inc.	28,853	3,981,714
EnerSys	30,793	2,304,240
Hubbell, Inc.	39,604	5,854,263
nVent Electric PLC	113,320	2,898,726
Regal Beloit Corp.	29,814	2,552,377
		17,591,320
Industrial conglomerates – 0.5%
Carlisle Companies, Inc.	41,269	6,678,975
Machinery – 4.4%
AGCO Corp.	45,646	3,526,154
Colfax Corp. (B)	60,882	2,214,887
Crane Company	37,125	3,206,858
Donaldson Company, Inc.	92,161	5,310,317
Graco, Inc.	121,449	6,315,348
ITT, Inc.	63,863	4,720,114
Kennametal, Inc.	60,336	2,225,795
Lincoln Electric Holdings, Inc.	44,529	4,307,290
Nordson Corp.	37,259	6,067,256
Oshkosh Corp.	49,559	4,690,759
Terex Corp.	47,767	1,422,501
The Timken Company	49,366	2,779,799
The Toro Company	77,627	6,184,543
Trinity Industries, Inc. (A)	71,471	1,583,083
Woodward, Inc.	41,062	4,863,383
		59,418,087
Marine – 0.3%
Kirby Corp. (B)	43,653	3,908,253
Professional services – 0.9%
ASGN, Inc. (B)	38,449	2,728,726
FTI Consulting, Inc. (B)	27,403	3,032,416
Insperity, Inc.	27,379	2,355,689

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
ManpowerGroup, Inc.	42,936	$4,169,086
		12,285,917
Road and rail – 0.8%
Avis Budget Group, Inc. (B)	41,395	1,334,575
Knight-Swift Transportation Holdings, Inc. (A)	89,470	3,206,605
Landstar System, Inc.	28,737	3,272,282
Ryder System, Inc.	38,807	2,107,608
Werner Enterprises, Inc.	32,253	1,173,687
		11,094,757
Trading companies and distributors – 0.7%
GATX Corp.	25,560	2,117,646
MSC Industrial Direct Company, Inc., Class A	32,801	2,573,894
NOW, Inc. (B)	79,228	890,523
Watsco, Inc.	23,774	4,282,886
		9,864,949
		207,883,178
Information technology – 15.4%
Communications equipment – 1.1%
Ciena Corp. (B)	112,649	4,808,986
InterDigital, Inc.	22,671	1,235,343
Lumentum Holdings, Inc. (B)	56,217	4,458,008
NetScout Systems, Inc. (B)	47,957	1,154,325
ViaSat, Inc. (B)	41,996	3,073,897
		14,730,559
Electronic equipment, instruments and components – 3.7%
Arrow Electronics, Inc. (B)	59,311	5,026,014
Avnet, Inc.	73,520	3,120,189
Belden, Inc.	28,137	1,547,535
Cognex Corp.	124,446	6,973,954
Coherent, Inc. (B)	17,587	2,925,597
II-VI, Inc. (B)	63,510	2,138,382
Jabil, Inc.	101,159	4,180,901
Littelfuse, Inc.	17,737	3,393,088
National Instruments Corp.	85,893	3,636,710
SYNNEX Corp.	29,754	3,832,315
Tech Data Corp. (B)	25,795	3,704,162
Trimble, Inc. (B)	181,418	7,563,316
Vishay Intertechnology, Inc.	96,375	2,051,824
		50,093,987
IT services – 2.5%
CACI International, Inc., Class A (B)	18,235	4,558,568
CoreLogic, Inc. (B)	57,905	2,531,028
KBR, Inc.	103,195	3,147,448
LiveRamp Holdings, Inc. (B)	49,296	2,369,659
MAXIMUS, Inc.	46,589	3,465,756
Perspecta, Inc.	100,133	2,647,517
Sabre Corp.	199,443	4,475,501
Science Applications International Corp.	35,729	3,109,138
WEX, Inc. (B)	31,524	6,603,017
		32,907,632
Semiconductors and semiconductor equipment – 4.1%
Cabot Microelectronics Corp.	21,193	3,058,574
Cirrus Logic, Inc. (B)	42,089	3,468,554
Cree, Inc. (B)	78,434	3,619,729
Cypress Semiconductor Corp.	268,934	6,274,230
First Solar, Inc. (B)	55,265	3,092,629
MKS Instruments, Inc.	39,694	4,366,737
Monolithic Power Systems, Inc.	29,418	5,236,992
Semtech Corp. (B)	48,240	2,551,896
Silicon Laboratories, Inc. (B)	31,584	3,663,112
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
SolarEdge Technologies, Inc. (B)	35,398	$3,365,996
Synaptics, Inc. (B)	24,368	1,602,683
Teradyne, Inc.	122,030	8,321,226
Universal Display Corp.	30,875	6,362,411
		54,984,769
Software – 3.8%
ACI Worldwide, Inc. (B)	84,179	3,189,121
Blackbaud, Inc.	35,817	2,851,033
CDK Global, Inc.	88,402	4,833,821
Ceridian HCM Holding, Inc. (B)	73,391	4,981,781
CommVault Systems, Inc. (B)	30,624	1,367,055
Fair Isaac Corp. (B)	21,090	7,902,001
j2 Global, Inc.	33,711	3,159,058
LogMeIn, Inc.	35,547	3,047,800
Manhattan Associates, Inc. (B)	46,532	3,710,927
PTC, Inc. (B)	75,691	5,668,499
Teradata Corp. (B)	81,922	2,193,052
Tyler Technologies, Inc. (B)	28,389	8,517,268
		51,421,416
Technology hardware, storage and peripherals – 0.2%
NCR Corp. (B)	92,918	3,266,997
		207,405,360
Materials – 6.0%
Chemicals – 2.5%
Ashland Global Holdings, Inc.	43,858	3,356,453
Cabot Corp.	41,491	1,971,652
Ingevity Corp. (B)	30,456	2,661,245
Minerals Technologies, Inc.	25,381	1,462,707
NewMarket Corp.	5,378	2,616,505
Olin Corp. (A)	116,272	2,005,692
PolyOne Corp.	56,009	2,060,571
RPM International, Inc.	94,432	7,248,600
Sensient Technologies Corp.	30,816	2,036,629
The Chemours Company	119,061	2,153,813
The Scotts Miracle-Gro Company	28,852	3,063,505
Valvoline, Inc.	137,190	2,937,238
		33,574,610
Construction materials – 0.2%
Eagle Materials, Inc.	30,315	2,748,358
Containers and packaging – 1.0%
AptarGroup, Inc.	46,551	5,382,227
Greif, Inc., Class A	19,121	845,148
O-I Glass, Inc.	113,330	1,352,027
Silgan Holdings, Inc.	56,463	1,754,870
Sonoco Products Company	72,891	4,498,833
		13,833,105
Metals and mining – 2.0%
Allegheny Technologies, Inc. (A)(B)	91,815	1,896,898
Carpenter Technology Corp.	34,749	1,729,805
Commercial Metals Company	86,400	1,924,128
Compass Minerals International, Inc.	24,674	1,504,127
Reliance Steel & Aluminum Company	48,539	5,813,031
Royal Gold, Inc.	47,764	5,839,149
Steel Dynamics, Inc.	156,891	5,340,570
United States Steel Corp. (A)	123,821	1,412,798
Worthington Industries, Inc.	26,878	1,133,714
		26,594,220
Paper and forest products – 0.3%
Domtar Corp.	41,706	1,594,837
Louisiana-Pacific Corp.	85,529	2,537,645
		4,132,482
		80,882,775

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate – 11.1%
Equity real estate investment trusts – 10.6%
Alexander & Baldwin, Inc.	49,461	$1,036,703
American Campus Communities, Inc.	100,058	4,705,728
Brixmor Property Group, Inc.	216,890	4,686,993
Camden Property Trust	70,513	7,481,429
CoreCivic, Inc.	86,725	1,507,281
CoreSite Realty Corp.	27,444	3,077,021
Corporate Office Properties Trust	81,601	2,397,437
Cousins Properties, Inc.	106,871	4,403,085
CyrusOne, Inc.	82,432	5,393,526
Douglas Emmett, Inc.	120,027	5,269,185
EastGroup Properties, Inc.	27,970	3,710,780
EPR Properties	57,133	4,035,875
First Industrial Realty Trust, Inc.	92,446	3,837,433
Healthcare Realty Trust, Inc.	97,386	3,249,771
Highwoods Properties, Inc.	75,546	3,694,955
JBG SMITH Properties	85,951	3,428,585
Kilroy Realty Corp.	71,022	5,958,746
Lamar Advertising Company, Class A	62,633	5,590,622
Liberty Property Trust	114,889	6,899,084
Life Storage, Inc.	33,970	3,678,272
Mack-Cali Realty Corp.	65,942	1,525,238
Medical Properties Trust, Inc.	376,797	7,954,185
National Retail Properties, Inc.	124,986	6,701,749
Omega Healthcare Investors, Inc.	159,112	6,738,393
Park Hotels & Resorts, Inc.	174,320	4,509,658
Pebblebrook Hotel Trust	95,127	2,550,355
PotlatchDeltic Corp.	48,950	2,118,067
PS Business Parks, Inc.	14,585	2,404,629
Rayonier, Inc.	94,165	3,084,845
Sabra Health Care REIT, Inc.	141,051	3,010,028
Senior Housing Properties Trust	173,236	1,462,112
Service Properties Trust	119,835	2,915,586
Spirit Realty Capital, Inc.	72,623	3,571,599
Tanger Factory Outlet Centers, Inc.	67,644	996,396
Taubman Centers, Inc.	44,581	1,386,023
The GEO Group, Inc.	88,312	1,466,862
The Macerich Company	80,237	2,159,980
Urban Edge Properties	83,860	1,608,435
Weingarten Realty Investors	88,077	2,751,525
		142,958,176
Real estate management and development – 0.5%
Jones Lang LaSalle, Inc.	37,528	6,533,250
		149,491,426
Utilities – 4.5%
Electric utilities – 1.5%
ALLETE, Inc.	37,624	3,053,940
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Hawaiian Electric Industries, Inc.	79,354	$3,718,528
IDACORP, Inc.	36,699	3,919,453
OGE Energy Corp.	145,767	6,482,258
PNM Resources, Inc.	58,004	2,941,383
		20,115,562
Gas utilities – 1.7%
National Fuel Gas Company	62,862	2,925,597
New Jersey Resources Corp.	69,545	3,099,621
ONE Gas, Inc.	38,403	3,593,369
Southwest Gas Holdings, Inc.	39,778	3,021,935
Spire, Inc.	37,121	3,092,551
UGI Corp.	152,201	6,873,397
		22,606,470
Multi-utilities – 0.8%
Black Hills Corp.	44,751	3,514,744
MDU Resources Group, Inc.	145,919	4,335,253
NorthWestern Corp.	36,735	2,632,797
		10,482,794
Water utilities – 0.5%
Aqua America, Inc.	157,174	7,377,748
		60,582,574
TOTAL COMMON STOCKS (Cost $1,103,861,182)		$1,329,598,469
SHORT-TERM INVESTMENTS – 5.1%
U.S. Government Agency – 1.4%
Federal Home Loan Bank Discount Note 1.560%, 02/04/2020 *	$19,400,000	19,372,969
Short-term funds – 3.7%
John Hancock Collateral Trust, 1.7338% (C)(D)	4,970,932	49,737,656
TOTAL SHORT-TERM INVESTMENTS (Cost $69,112,808)		$69,110,625
Total Investments (Mid Cap Index Trust) (Cost $1,172,973,990) – 104.0%		$1,398,709,094
Other assets and liabilities, net – (4.0%)		(54,107,160)
TOTAL NET ASSETS – 100.0%		$1,344,601,934
Security Abbreviations and Legend
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P Mid 400 Index E-Mini Futures	117	Long	Mar 2020	$23,900,572	$24,158,160	$257,588
						$257,588
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mid Cap Stock Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 94.2%
Communication services – 7.1%
Entertainment – 5.6%
Roku, Inc. (A)(B)	69,707	$9,333,767
Spotify Technology SA (A)	191,572	28,649,594
Take-Two Interactive Software, Inc. (A)	52,133	6,382,643
		44,366,004
Interactive media and services – 1.5%
Pinterest, Inc., Class A (A)	625,512	11,659,544
Media – 0.0%
Ocean Outdoor, Ltd. (A)(C)	6,084	43,821
		56,069,369
Consumer discretionary – 21.3%
Diversified consumer services – 1.2%
Grand Canyon Education, Inc. (A)(B)	96,834	9,275,729
Hotels, restaurants and leisure – 7.9%
Aramark	183,520	7,964,768
Marriott Vacations Worldwide Corp.	116,106	14,949,809
Norwegian Cruise Line Holdings, Ltd. (A)	254,641	14,873,581
Planet Fitness, Inc., Class A (A)	198,619	14,832,867
Vail Resorts, Inc.	42,551	10,205,006
		62,826,031
Household durables – 1.1%
Lennar Corp., A Shares	151,603	8,457,931
Internet and direct marketing retail – 1.0%
Wayfair, Inc., Class A (A)(B)	88,982	8,041,303
Leisure products – 3.1%
BRP, Inc.	187,309	8,533,518
Peloton Interactive, Inc., Class A (A)(B)	230,200	6,537,680
YETI Holdings, Inc. (A)(B)	262,520	9,130,446
		24,201,644
Specialty retail – 5.1%
Burlington Stores, Inc. (A)	74,648	17,021,983
Five Below, Inc. (A)	66,968	8,562,528
Floor & Decor Holdings, Inc., Class A (A)(B)	274,540	13,949,377
JAND, Inc., Class A (A)(D)(E)	28,798	522,972
		40,056,860
Textiles, apparel and luxury goods – 1.9%
Carter's, Inc.	54,823	5,994,347
Under Armour, Inc., Class A (A)(B)	88,091	1,902,766
Under Armour, Inc., Class C (A)	395,660	7,588,759
		15,485,872
		168,345,370
Consumer staples – 1.0%
Food products – 1.0%
Lamb Weston Holdings, Inc.	92,053	7,919,320
Financials – 1.2%
Capital markets – 1.2%
The Blackstone Group, Inc., Class A	160,556	8,981,503
Health care – 22.3%
Biotechnology – 7.1%
Ascendis Pharma A/S, ADR (A)	50,064	6,964,904
Exact Sciences Corp. (A)	143,813	13,299,826
Galapagos NV (A)	49,018	10,207,876
Galapagos NV, ADR (A)(B)	8,312	1,719,171
Ionis Pharmaceuticals, Inc. (A)	141,146	8,526,630
Kodiak Sciences, Inc. (A)	34,050	2,449,898
Sage Therapeutics, Inc. (A)	77,854	5,620,280
Seattle Genetics, Inc. (A)	64,513	7,371,255
		56,159,840
Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies – 12.0%
ABIOMED, Inc. (A)(B)	77,291	$13,185,072
DexCom, Inc. (A)	97,322	21,288,214
Haemonetics Corp. (A)	203,909	23,429,144
Insulet Corp. (A)(B)	104,032	17,810,278
Novocure, Ltd. (A)	50,073	4,219,652
Tandem Diabetes Care, Inc. (A)	254,082	15,145,828
		95,078,188
Life sciences tools and services – 1.1%
Agilent Technologies, Inc.	98,432	8,397,234
Pharmaceuticals – 2.1%
Elanco Animal Health, Inc. (A)(B)	412,659	12,152,808
Reata Pharmaceuticals, Inc., Class A (A)(B)	20,374	4,165,057
		16,317,865
		175,953,127
Industrials – 11.7%
Aerospace and defense – 2.5%
L3Harris Technologies, Inc.	98,933	19,575,873
Commercial services and supplies – 2.7%
Copart, Inc. (A)	143,698	13,067,896
The Brink's Company	89,096	8,079,225
		21,147,121
Machinery – 4.1%
Dover Corp.	75,994	8,759,068
Ingersoll-Rand PLC	180,404	23,979,300
		32,738,368
Road and rail – 2.4%
J.B. Hunt Transport Services, Inc. (B)	55,300	6,457,934
Uber Technologies, Inc. (A)(B)	420,446	12,504,064
		18,961,998
		92,423,360
Information technology – 29.6%
Electronic equipment, instruments and components – 1.8%
Zebra Technologies Corp., Class A (A)	55,738	14,237,715
IT services – 1.8%
GoDaddy, Inc., Class A (A)(B)	211,611	14,372,619
Semiconductors and semiconductor equipment – 7.2%
Advanced Micro Devices, Inc. (A)	983,008	45,080,746
Marvell Technology Group, Ltd.	444,572	11,807,832
		56,888,578
Software – 18.8%
2U, Inc. (A)(B)	132,165	3,170,638
Alteryx, Inc., Class A (A)(B)	76,000	7,605,320
DocuSign, Inc. (A)	5,800	429,838
DraftKings, Inc. (A)(D)(E)	1,058,486	3,643,057
Fair Isaac Corp. (A)	40,631	15,223,623
Guidewire Software, Inc. (A)	230,373	25,288,044
ServiceNow, Inc. (A)	57,795	16,316,684
Slack Technologies, Inc., Class A (A)(B)	538,762	12,111,370
Splunk, Inc. (A)	229,510	34,373,713
Workday, Inc., Class A (A)	110,512	18,173,698
Zoom Video Communications, Inc., Class A (A)(B)	172,062	11,707,098
		148,043,083
		233,541,995
TOTAL COMMON STOCKS (Cost $591,293,861)		$743,234,044
PREFERRED SECURITIES – 2.5%
Consumer discretionary – 1.0%

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Diversified consumer services – 0.3%
The Honest Company, Inc., Series C (A)(D)(E)	75,561	$2,448,932
Internet and direct marketing retail – 0.6%
Coupang LLC (A)(D)(E)	707,162	4,292,473
One Kings Lane, Inc. (A)(E)	302,694	48,431
		4,340,904
Specialty retail – 0.1%
JAND, Inc., Series D (A)(D)(E)	64,307	1,167,815
		7,957,651
Information technology – 1.1%
Software – 1.1%
Essence Group Holdings Corp. (A)(D)(E)	1,663,188	4,656,926
Lookout, Inc., Series F (A)(D)(E)	211,003	1,521,332
MarkLogic Corp., Series F (A)(D)(E)	253,035	2,634,094
		8,812,352
Real estate – 0.4%
Real estate management and development – 0.4%
The We Company, Inc., Series D1 (A)(D)(E)	92,333	1,372,992
The We Company, Inc., Series D2 (A)(D)(E)	81,039	1,205,050
		2,578,042
TOTAL PREFERRED SECURITIES (Cost $16,954,078)		$19,348,045
SHORT-TERM INVESTMENTS – 12.8%
Short-term funds – 9.6%
John Hancock Collateral Trust, 1.7338% (F)(G)	7,595,947	76,002,767
Repurchase agreement – 3.2%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-31-19 at 1.570% to be repurchased at $25,202,198 on 1-2-20, collateralized by $25,566,100 U.S. Treasury Notes, 1.875% due 6-30-26 (valued at $25,704,055)	$25,200,000	25,200,000
TOTAL SHORT-TERM INVESTMENTS (Cost $101,206,893)		$101,202,767
Total Investments (Mid Cap Stock Trust) (Cost $709,454,832) – 109.5%		$863,784,856
Other assets and liabilities, net – (9.5%)		(74,805,870)
TOTAL NET ASSETS – 100.0%		$788,978,986
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	The rate shown is the annualized seven-day yield as of 12-31-19.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mid Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 95.3%
Communication services – 4.5%
Media – 4.4%
AMC Networks, Inc., Class A (A)(B)	26,200	$1,034,900
DISH Network Corp., Class A (A)	73,530	2,608,109
Fox Corp., Class A	24,600	911,922
News Corp., Class A	885,539	12,521,521
Scholastic Corp.	49,038	1,885,511
ViacomCBS, Inc., Class B	253,643	10,645,397
		29,607,360
Wireless telecommunication services – 0.1%
Telephone & Data Systems, Inc. (B)	26,815	681,905
		30,289,265
Consumer discretionary – 4.8%
Diversified consumer services – 1.1%
Strategic Education, Inc.	45,299	7,198,011
Multiline retail – 0.4%
Nordstrom, Inc. (B)	68,347	2,797,443
Specialty retail – 2.4%
Tiffany & Company	119,849	16,017,819
Textiles, apparel and luxury goods – 0.9%
Ralph Lauren Corp.	39,053	4,577,793
Under Armour, Inc., Class C (A)	75,738	1,452,655
		6,030,448
		32,043,721
Consumer staples – 7.5%
Beverages – 0.8%
Carlsberg A/S, Class B	34,787	5,191,471
Molson Coors Brewing Company, Class B	11,300	609,070
		5,800,541
Food and staples retailing – 0.9%
Sysco Corp.	41,669	3,564,366
The Kroger Company	81,230	2,354,858
		5,919,224
Food products – 5.5%
Archer-Daniels-Midland Company	78,884	3,656,273
Bunge, Ltd.	278,963	16,054,321
Campbell Soup Company (B)	100,112	4,947,535
Flowers Foods, Inc. (B)	559,524	12,164,052
		36,822,181
Household products – 0.2%
Kimberly-Clark Corp.	8,426	1,158,996
Personal products – 0.1%
Edgewell Personal Care Company (A)(B)	16,784	519,633
		50,220,575
Energy – 12.2%
Energy equipment and services – 1.3%
Frank's International NV (A)(B)	522,849	2,703,129
SEACOR Holdings, Inc. (A)	43,202	1,864,166
SEACOR Marine Holdings, Inc. (A)	98,958	1,364,631
Tidewater, Inc. (A)(B)	138,055	2,661,700
		8,593,626
Oil, gas and consumable fuels – 10.9%
Apache Corp.	136,381	3,489,990
Cameco Corp. (B)	547,394	4,871,807
Canadian Natural Resources, Ltd. (B)	325,109	10,517,276
Encana Corp.	1,217,307	5,709,170
EQT Corp. (B)	865,914	9,438,463
Equitrans Midstream Corp. (B)	391,420	5,229,371
Hess Corp.	146,141	9,763,680
Imperial Oil, Ltd. (B)	490,416	12,981,312
Murphy Oil Corp. (B)	267,354	7,165,087

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
NAC Kazatomprom JSC, GDR	178,450	$2,316,997
Peabody Energy Corp. (B)	180,000	1,641,600
		73,124,753
		81,718,379
Financials – 18.6%
Banks – 3.3%
Fifth Third Bancorp	441,359	13,567,376
Popular, Inc.	20,808	1,222,470
Westamerica Bancorporation	104,953	7,112,665
		21,902,511
Capital markets – 7.0%
Franklin Resources, Inc.	186,812	4,853,376
Lazard, Ltd., Class A (B)	248,158	9,916,394
Northern Trust Corp.	143,561	15,251,921
State Street Corp.	160,824	12,721,178
TD Ameritrade Holding Corp.	89,968	4,471,410
		47,214,279
Consumer finance – 1.0%
Ally Financial, Inc.	121,921	3,725,906
Synchrony Financial	78,602	2,830,458
		6,556,364
Diversified financial services – 0.9%
Groupe Bruxelles Lambert SA	15,547	1,640,533
Pargesa Holding SA, Bearer Shares	52,083	4,327,123
		5,967,656
Insurance – 5.8%
Brighthouse Financial, Inc. (A)	86,152	3,379,743
Brown & Brown, Inc.	203,393	8,029,956
CNA Financial Corp.	171,461	7,683,167
Kemper Corp.	60,271	4,671,003
Loews Corp.	183,715	9,643,200
Marsh & McLennan Companies, Inc.	48,545	5,408,398
		38,815,467
Thrifts and mortgage finance – 0.6%
Capitol Federal Financial, Inc.	311,106	4,271,485
		124,727,762
Health care – 15.1%
Biotechnology – 1.6%
Alkermes PLC (A)	233,737	4,768,235
Incyte Corp. (A)	47,242	4,125,171
Seattle Genetics, Inc. (A)	14,980	1,711,615
		10,605,021
Health care equipment and supplies – 6.4%
Alcon, Inc. (A)	48,147	2,727,124
Baxter International, Inc.	93,444	7,813,787
Dentsply Sirona, Inc.	171,470	9,703,487
Envista Holdings Corp. (A)	18,559	550,089
Hologic, Inc. (A)	239,880	12,524,135
Zimmer Biomet Holdings, Inc.	62,542	9,361,287
		42,679,909
Health care providers and services – 5.3%
Cardinal Health, Inc.	180,230	9,116,033
Covetrus, Inc. (A)(B)	188,289	2,485,415
Patterson Companies, Inc. (B)	439,616	9,003,336
Select Medical Holdings Corp. (A)	627,308	14,641,369
		35,246,153
Pharmaceuticals – 1.8%
Perrigo Company PLC (B)	237,706	12,279,892
		100,810,975
Industrials – 9.1%
Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense – 2.1%
Cobham PLC	1,161,280	$2,525,610
Textron, Inc.	259,743	11,584,538
		14,110,148
Air freight and logistics – 1.7%
C.H. Robinson Worldwide, Inc. (B)	95,910	7,500,162
Expeditors International of Washington, Inc.	51,332	4,004,923
		11,505,085
Commercial services and supplies – 0.6%
Cintas Corp.	14,500	3,901,660
Machinery – 3.3%
AGCO Corp.	49,049	3,789,035
CNH Industrial NV (B)	299,721	3,296,931
PACCAR, Inc.	70,244	5,556,300
Wabtec Corp. (B)	48,292	3,757,118
Xylem, Inc. (B)	74,162	5,843,224
		22,242,608
Road and rail – 1.4%
J.B. Hunt Transport Services, Inc.	38,819	4,533,283
Kansas City Southern	32,426	4,966,366
		9,499,649
		61,259,150
Information technology – 3.6%
Electronic equipment, instruments and components – 1.5%
AVX Corp.	231,620	4,741,261
National Instruments Corp.	130,018	5,504,962
		10,246,223
IT services – 0.3%
Cognizant Technology Solutions Corp., Class A	34,171	2,119,285
Semiconductors and semiconductor equipment – 1.6%
Applied Materials, Inc.	168,560	10,288,902
Technology hardware, storage and peripherals – 0.2%
Western Digital Corp. (B)	22,496	1,427,821
		24,082,231
Materials – 10.2%
Chemicals – 2.2%
Corteva, Inc.	204,334	6,040,113
PPG Industries, Inc.	21,676	2,893,529
RPM International, Inc.	16,300	1,251,188
Westlake Chemical Corp.	65,938	4,625,551
		14,810,381
Construction materials – 1.1%
Summit Materials, Inc., Class A (A)	121,826	2,911,641
Vulcan Materials Company	31,363	4,515,958
		7,427,599
Metals and mining – 6.9%
Barrick Gold Corp.	573,524	10,661,811
Cia de Minas Buenaventura SAA, ADR	221,904	3,350,750
Franco-Nevada Corp.	98,177	10,137,888
Freeport-McMoRan, Inc. (B)	508,100	6,666,272
Fresnillo PLC	565,674	4,797,972
Gold Fields, Ltd., ADR	333,324	2,199,938
Newmont Goldcorp Corp.	82,865	3,600,484
Nucor Corp. (B)	87,607	4,930,522
		46,345,637
		68,583,617
Real estate – 6.2%
Equity real estate investment trusts – 5.8%
Equity Commonwealth	155,131	5,092,951

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Equity Residential	67,889	$5,493,578
Rayonier, Inc.	380,956	12,480,119
Regency Centers Corp.	64,328	4,058,454
Weyerhaeuser Company	396,450	11,972,790
		39,097,892
Real estate management and development – 0.4%
The St. Joe Company (A)(B)	121,324	2,405,855
		41,503,747
Utilities – 3.5%
Electric utilities – 2.8%
Entergy Corp.	23,848	2,856,990
FirstEnergy Corp. (B)	243,658	11,841,779
PG&E Corp. (A)	355,214	3,861,176
		18,559,945
Independent power and renewable electricity producers – 0.1%
Vistra Energy Corp.	22,430	515,666
Multi-utilities – 0.6%
CenterPoint Energy, Inc.	163,000	4,445,010
		23,520,621
TOTAL COMMON STOCKS (Cost $559,338,457)		$638,760,043
PREFERRED SECURITIES – 0.3%
Consumer staples – 0.3%
Food products – 0.3%
Bunge, Ltd., 4.875%	18,222	1,867,755
TOTAL PREFERRED SECURITIES (Cost $2,064,626)		$1,867,755
SHORT-TERM INVESTMENTS – 13.7%
Short-term funds – 13.7%
John Hancock Collateral Trust, 1.7338% (C)(D)	6,232,767	62,363,194
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (C)	1,999,955	1,999,955
T. Rowe Price Government Reserve Fund, 1.5876% (C)	27,515,392	27,515,392
TOTAL SHORT-TERM INVESTMENTS (Cost $91,877,348)		$91,878,541
Total Investments (Mid Value Trust) (Cost $653,280,431) – 109.3%		$732,506,339
Other assets and liabilities, net – (9.3%)		(62,418,601)
TOTAL NET ASSETS – 100.0%		$670,087,738
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mutual Shares Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 92.5%
Communication services – 10.1%
Diversified telecommunication services – 0.7%
Koninklijke KPN NV	335,100	$991,687
Mutual Shares Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Entertainment – 2.4%
The Walt Disney Company	25,412	$3,675,338
Media – 6.5%
Charter Communications, Inc., Class A (A)	7,614	3,693,399
Comcast Corp., Class A	61,072	2,746,408
Discovery, Inc., Series C (A)	55,300	1,686,097
DISH Network Corp., Class A (A)	33,142	1,175,547
iHeartMedia, Inc., Class A (A)(B)	41,767	705,862
iHeartMedia, Inc., Class B (A)	704	11,898
		10,019,211
Wireless telecommunication services – 0.5%
Vodafone Group PLC	388,133	753,511
		15,439,747
Consumer discretionary – 5.5%
Automobiles – 1.2%
General Motors Company	51,290	1,877,214
Household durables – 3.1%
Lennar Corp., A Shares	28,100	1,567,699
Newell Brands, Inc.	116,016	2,229,828
Toll Brothers, Inc.	22,400	885,024
		4,682,551
Textiles, apparel and luxury goods – 1.2%
PVH Corp.	17,400	1,829,610
		8,389,375
Consumer staples – 9.7%
Food and staples retailing – 2.7%
The Kroger Company	85,631	2,482,443
Walgreens Boots Alliance, Inc.	28,930	1,705,713
		4,188,156
Food products – 3.1%
Archer-Daniels-Midland Company	32,100	1,487,835
Conagra Brands, Inc.	20,418	699,112
The Kraft Heinz Company	80,800	2,596,104
		4,783,051
Household products – 0.7%
Energizer Holdings, Inc. (B)	21,313	1,070,339
Tobacco – 3.2%
Altria Group, Inc.	27,572	1,376,119
British American Tobacco PLC	51,908	2,206,198
British American Tobacco PLC, ADR	17,408	739,144
Imperial Brands PLC	19,494	482,287
		4,803,748
		14,845,294
Energy – 9.4%
Energy equipment and services – 1.7%
Baker Hughes Company	31,800	815,034
Schlumberger, Ltd.	43,300	1,740,660
		2,555,694
Oil, gas and consumable fuels – 7.7%
BP PLC	352,255	2,215,967
Kinder Morgan, Inc.	137,600	2,912,992
Marathon Oil Corp.	126,877	1,722,990
Occidental Petroleum Corp.	24,676	1,016,898
Plains GP Holdings LP, Class A (A)	44,201	837,609
Royal Dutch Shell PLC, A Shares	31,946	946,056
Royal Dutch Shell PLC, A Shares (London Stock Exchange) (B)	16,533	487,474
The Williams Companies, Inc.	73,384	1,740,668
		11,880,654
		14,436,348
Financials – 22.5%

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mutual Shares Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks – 11.0%
Cadence BanCorp	20,900	$378,917
CIT Group, Inc. (B)	28,078	1,281,199
Citigroup, Inc.	42,560	3,400,118
Citizens Financial Group, Inc.	60,535	2,458,326
JPMorgan Chase & Co.	25,212	3,514,553
Synovus Financial Corp.	63,831	2,502,175
Wells Fargo & Company	61,693	3,319,083
		16,854,371
Consumer finance – 1.6%
Capital One Financial Corp.	23,262	2,393,892
Diversified financial services – 1.4%
Voya Financial, Inc. (B)	36,330	2,215,403
Insurance – 8.5%
Alleghany Corp. (A)	4,369	3,493,321
American International Group, Inc.	67,565	3,468,111
Chubb, Ltd.	2,992	465,732
Everest Re Group, Ltd. (B)	6,069	1,680,142
MetLife, Inc.	25,039	1,276,238
The Hartford Financial Services Group, Inc.	43,259	2,628,849
		13,012,393
		34,476,059
Health care – 13.7%
Health care equipment and supplies – 3.2%
Medtronic PLC	42,639	4,837,395
Health care providers and services – 1.7%
CVS Health Corp.	34,948	2,596,287
Pharmaceuticals – 8.8%
Eli Lilly & Company	24,530	3,223,978
GlaxoSmithKline PLC	147,999	3,477,536
Merck & Company, Inc.	22,353	2,033,005
Novartis AG, ADR	39,242	3,715,825
Perrigo Company PLC	21,600	1,115,856
		13,566,200
		20,999,882
Industrials – 7.2%
Aerospace and defense – 2.2%
BAE Systems PLC	212,441	1,590,613
Huntington Ingalls Industries, Inc.	7,384	1,852,498
		3,443,111
Building products – 1.2%
Johnson Controls International PLC	44,200	1,799,382
Electrical equipment – 1.8%
Sensata Technologies Holding PLC (A)	51,497	2,774,143
Industrial conglomerates – 1.2%
General Electric Company	160,158	1,787,363
Machinery – 0.8%
CNH Industrial NV	117,327	1,288,238
		11,092,237
Information technology – 11.0%
Communications equipment – 0.9%
Cisco Systems, Inc.	28,487	1,366,237
Electronic equipment, instruments and components – 1.0%
Corning, Inc.	54,009	1,572,202
IT services – 1.6%
Cognizant Technology Solutions Corp., Class A	39,426	2,445,201
Software – 3.1%
NortonLifeLock, Inc.	112,937	2,882,152
Mutual Shares Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Oracle Corp.	36,700	$1,944,366
		4,826,518
Technology hardware, storage and peripherals – 4.4%
Hewlett Packard Enterprise Company	101,071	1,602,986
Samsung Electronics Company, Ltd.	63,416	3,055,817
Western Digital Corp. (B)	32,400	2,056,428
		6,715,231
		16,925,389
Materials – 1.7%
Containers and packaging – 1.7%
International Paper Company	44,080	2,029,884
Westrock Company	12,086	518,610
		2,548,494
Real estate – 1.5%
Equity real estate investment trusts – 1.5%
Alexander's, Inc.	2,422	800,108
Vornado Realty Trust	23,418	1,557,297
		2,357,405
Utilities – 0.2%
Independent power and renewable electricity producers – 0.2%
Vistra Energy Corp.	10,646	244,752
TOTAL COMMON STOCKS (Cost $120,305,850)		$141,754,982
CORPORATE BONDS - 2.1%
Communication services - 0.8%
Frontier Communications Corp.
8.000%, 04/01/2027 (C)	$267,000	279,015
10.500%, 09/15/2022	905,000	441,188
11.000%, 09/15/2025	1,015,000	492,275
		1,212,478
Energy - 0.0%
McDermott Technology Americas, Inc. 10.625%, 05/01/2024 (C)	405,000	34,425
Information technology - 1.3%
Banff Merger Sub, Inc. 9.750%, 09/01/2026 (C)	762,000	771,525
Veritas US, Inc.
7.500%, 02/01/2023 (C)	200,000	199,500
10.500%, 02/01/2024 (C)	983,000	909,275
		1,880,300
TOTAL CORPORATE BONDS (Cost $4,255,484)		$3,127,203
RIGHTS – 0.0%
Bristol-Myers Squibb Company (Expiration Date: 3-31-21) (A)(D)	9,773	29,417
TOTAL RIGHTS (Cost $20,816)		$29,417
ESCROW CERTIFICATES - 0.0%
iHeartCommunications, Inc. 9.000%, 12/15/2019 (A)(E)	3,977,000	398
Texas Competitive Electric Holdings Company LLC 11.500%, 10/01/2020 (A)(E)	7,466,240	11,199
TOTAL ESCROW CERTIFICATES (Cost $3,316)		$11,597
SHORT-TERM INVESTMENTS – 8.1%
U.S. Government – 1.0%
U.S. Treasury Bill 1.525%, 01/14/2020 *	$1,429,000	1,428,301

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Mutual Shares Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency – 5.2%
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	$8,000,000	$8,000,000
Short-term funds – 1.9%
John Hancock Collateral Trust, 1.7338% (F)(G)	289,884	2,900,493
TOTAL SHORT-TERM INVESTMENTS (Cost $12,328,368)		$12,328,794
Total Investments (Mutual Shares Trust) (Cost $136,913,834) – 102.7%		$157,251,993
Other assets and liabilities, net – (2.7%)		(4,069,712)
TOTAL NET ASSETS – 100.0%		$153,182,281
Security Abbreviations and Legend
ADR	American Depositary Receipt
Mutual Shares Trust (continued)
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Strike price and/or expiration date not available.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	The rate shown is the annualized seven-day yield as of 12-31-19.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	2,372,661	EUR	2,125,830	HSBC	1/15/2020	—	$(13,664)
USD	76,853	GBP	58,753	BOA	1/16/2020	—	(1,001)
USD	4,094,741	GBP	3,111,045	HSBC	1/16/2020	—	(27,696)
USD	2,978,982	KRW	3,523,773,456	HSBC	1/17/2020	—	(71,849)
						—	$(114,210)
Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
KRW	Korean Won
USD	U.S. Dollar
Derivatives Abbreviations
BOA	Bank of America, N.A.
HSBC	HSBC Bank PLC
OTC	Over-the-counter

See Notes to financial statements regarding investment transactions and other derivatives information.
Real Estate Securities Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.6%
Information technology – 1.5%
IT services – 1.5%
IT consulting and other services – 1.5%
InterXion Holding NV (A)	67,564	$5,662,539
Real estate – 98.1%
Equity real estate investment trusts – 98.1%
Diversified REITs – 5.3%
Essential Properties Realty Trust, Inc.	253,377	6,286,283
Liberty Property Trust	36,273	2,178,194
STORE Capital Corp.	295,418	11,001,366
		19,465,843
Health care REITs – 10.7%
Healthpeak Properties, Inc.	386,150	13,310,591
Medical Properties Trust, Inc.	561,640	11,856,220
Omega Healthcare Investors, Inc.	171,888	7,279,457
Real Estate Securities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Welltower, Inc.	88,533	$7,240,229
		39,686,497
Hotel and resort REITs – 3.3%
DiamondRock Hospitality Company	312,397	3,461,359
Host Hotels & Resorts, Inc.	100,276	1,860,120
Ryman Hospitality Properties, Inc.	80,557	6,981,070
		12,302,549
Industrial REITs – 14.4%
Americold Realty Trust	287,012	10,062,641
EastGroup Properties, Inc.	48,053	6,375,192
Prologis, Inc.	278,500	24,825,490
Rexford Industrial Realty, Inc.	262,983	12,010,434
		53,273,757
Office REITs – 10.9%
Alexandria Real Estate Equities, Inc.	79,021	12,768,213
Cousins Properties, Inc.	165,010	6,798,412

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Real Estate Securities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Douglas Emmett, Inc.	196,117	$8,609,536
Highwoods Properties, Inc.	23,324	1,140,777
Kilroy Realty Corp.	133,560	11,205,684
		40,522,622
Residential REITs – 20.0%
Apartment Investment & Management Company, A Shares	201,279	10,396,060
Equity LifeStyle Properties, Inc.	193,490	13,619,761
Equity Residential	186,708	15,108,411
Essex Property Trust, Inc.	28,143	8,467,103
Invitation Homes, Inc.	457,008	13,696,530
Mid-America Apartment Communities, Inc.	98,106	12,936,257
		74,224,122
Retail REITs – 14.4%
Agree Realty Corp.	102,614	7,200,424
Brixmor Property Group, Inc.	421,017	9,098,177
Kimco Realty Corp.	535,354	11,087,181
Realty Income Corp.	152,613	11,236,895
Simon Property Group, Inc.	61,101	9,101,605
Weingarten Realty Investors	185,193	5,785,429
		53,509,711
Specialized REITs – 19.1%
American Tower Corp.	35,634	8,189,406
CoreSite Realty Corp.	33,033	3,703,660
CyrusOne, Inc.	75,866	4,963,912
Equinix, Inc.	45,115	26,333,626
Extra Space Storage, Inc.	103,964	10,980,678
Life Storage, Inc.	89,344	9,674,168
Weyerhaeuser Company	223,949	6,763,260
		70,608,710
		363,593,811
TOTAL COMMON STOCKS (Cost $334,408,621)		$369,256,350
SHORT-TERM INVESTMENTS – 0.3%
Short-term funds – 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (B)	1,051,772	1,051,772
TOTAL SHORT-TERM INVESTMENTS (Cost $1,051,772)		$1,051,772
Total Investments (Real Estate Securities Trust) (Cost $335,460,393) – 99.9%		$370,308,122
Other assets and liabilities, net – 0.1%		422,634
TOTAL NET ASSETS – 100.0%		$370,730,756
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-19.
Science & Technology Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 91.6%
Communication services – 21.0%
Entertainment – 2.2%
Activision Blizzard, Inc.	65,465	$3,889,930
Electronic Arts, Inc. (A)	44,928	4,830,209
Netflix, Inc. (A)	11,013	3,563,476
Roku, Inc. (A)(B)	4,700	629,330
Take-Two Interactive Software, Inc. (A)	35,625	4,361,569
Science & Technology Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Entertainment (continued)
Zynga, Inc., Class A (A)	63,730	$390,028
		17,664,542
Interactive media and services – 18.6%
58.com, Inc., ADR (A)	207,168	13,409,985
Alphabet, Inc., Class C (A)	40,390	54,002,238
Facebook, Inc., Class A (A)	280,599	57,592,939
Mail.Ru Group, Ltd., GDR (A)	468,174	10,432,356
NAVER Corp. (A)	79,646	12,814,638
Snap, Inc., Class A (A)(B)	69,985	1,142,855
Yandex NV, Class A (A)	33,805	1,470,179
		150,865,190
Media – 0.2%
News Corp., Class A	140,187	1,982,244
		170,511,976
Consumer discretionary – 13.8%
Automobiles – 0.2%
Tesla, Inc. (A)	3,960	1,656,587
Diversified consumer services – 0.1%
GSX Techedu, Inc., ADR (A)	40,054	875,580
Internet and direct marketing retail – 13.5%
Alibaba Group Holding, Ltd., ADR (A)	71,265	15,115,307
Amazon.com, Inc. (A)	14,979	27,678,795
Booking Holdings, Inc. (A)	10,502	21,568,272
GrubHub, Inc. (A)(B)	2,605	126,707
JD.com, Inc., ADR (A)	11,505	405,321
Naspers, Ltd., N Shares	39,275	6,427,232
Prosus NV (A)	38,442	2,877,059
Trip.com Group, Ltd., ADR (A)	628,048	21,064,730
Zalando SE (A)(C)	277,236	13,981,048
		109,244,471
		111,776,638
Health care – 1.2%
Health care equipment and supplies – 0.8%
Intuitive Surgical, Inc. (A)	10,981	6,491,418
Health care technology – 0.4%
Veeva Systems, Inc., Class A (A)	22,465	3,159,927
		9,651,345
Industrials – 0.2%
Electrical equipment – 0.1%
Bloom Energy Corp., Class A (A)(B)	74,765	558,495
Road and rail – 0.1%
Lyft, Inc., Class A (A)	10,215	439,449
Uber Technologies, Inc. (A)	20,655	614,280
		1,053,729
		1,612,224
Information technology – 55.3%
Communications equipment – 0.3%
Telefonaktiebolaget LM Ericsson, ADR (B)	160,910	1,412,790
Telefonaktiebolaget LM Ericsson, B Shares	56,169	490,794
Viavi Solutions, Inc. (A)	26,105	391,575
		2,295,159
Electronic equipment, instruments and components – 0.3%
CDW Corp.	6,095	870,610
Cognex Corp.	14,255	798,850
Flex, Ltd. (A)	69,250	873,935
		2,543,395
IT services – 9.9%
Adyen NV (A)(C)	990	814,370
Akamai Technologies, Inc. (A)	40,290	3,480,250
DXC Technology Company	100,450	3,775,916

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Science & Technology Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
EPAM Systems, Inc. (A)	7,895	$1,675,003
Fidelity National Information Services, Inc.	28,843	4,011,773
Fiserv, Inc. (A)	46,902	5,423,278
Global Payments, Inc. (B)	30,426	5,554,571
Mastercard, Inc., Class A	45,410	13,558,972
MongoDB, Inc. (A)(B)	60,195	7,922,264
Okta, Inc. (A)	112,620	12,992,969
PayPal Holdings, Inc. (A)	31,415	3,398,161
Square, Inc., Class A (A)	39,995	2,502,087
Twilio, Inc., Class A (A)(B)	116,070	11,407,360
Visa, Inc., Class A	16,465	3,093,774
		79,610,748
Semiconductors and semiconductor equipment – 13.8%
Advanced Micro Devices, Inc. (A)	248,920	11,415,471
Analog Devices, Inc.	3,850	457,534
Applied Materials, Inc.	133,123	8,125,828
ASML Holding NV	2,700	799,038
Broadcom, Inc.	8,650	2,733,573
Cree, Inc. (A)	21,050	971,458
Infineon Technologies AG	37,226	841,097
KLA Corp.	35,235	6,277,820
Lam Research Corp.	22,005	6,434,262
Marvell Technology Group, Ltd.	105,846	2,811,270
Maxim Integrated Products, Inc.	114,854	7,064,670
Micron Technology, Inc. (A)	268,454	14,437,456
NVIDIA Corp.	85,460	20,108,738
NXP Semiconductors NV	30,980	3,942,515
QUALCOMM, Inc.	65,880	5,812,592
STMicroelectronics NV	32,805	885,099
STMicroelectronics NV (New York Stock Exchange) (B)	145,590	3,917,827
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	150,320	8,733,592
Teradyne, Inc.	90,255	6,154,488
		111,924,328
Software – 24.0%
Alteryx, Inc., Class A (A)(B)	110,115	11,019,208
Atlassian Corp. PLC, Class A (A)	74,570	8,973,754
Autodesk, Inc. (A)	9,280	1,702,509
AVEVA Group PLC	17,217	1,062,162
Coupa Software, Inc. (A)	5,950	870,188
Crowdstrike Holdings, Inc., Class A (A)(B)	10,985	547,822
Datadog, Inc., Class A (A)	715	27,013
DocuSign, Inc. (A)	5,450	403,900
Dynatrace, Inc. (A)	4,405	111,447
Fortinet, Inc. (A)	65,640	7,007,726
HubSpot, Inc. (A)	2,680	424,780
Intuit, Inc.	9,756	2,555,389
Microsoft Corp.	352,871	55,647,757
NortonLifeLock, Inc.	570,764	14,565,897
Palo Alto Networks, Inc. (A)	1,750	404,688
Paycom Software, Inc. (A)	77,595	20,544,052
Proofpoint, Inc. (A)	24,365	2,796,615
Rapid7, Inc. (A)	13,160	737,223
RingCentral, Inc., Class A (A)(B)	83,915	14,153,943
salesforce.com, Inc. (A)	153,954	25,039,079
Smartsheet, Inc., Class A (A)	17,205	772,849
Splunk, Inc. (A)	23,710	3,551,047
Synopsys, Inc. (A)	30,292	4,216,646
Temenos AG (A)	5,185	820,211
Workday, Inc., Class A (A)	61,766	10,157,419
Zendesk, Inc. (A)	11,640	891,973
Zscaler, Inc. (A)(B)	114,165	5,308,673
		194,313,970
Science & Technology Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals – 7.0%
Apple, Inc.	40,945	$12,023,499
NetApp, Inc.	60,475	3,764,569
Pure Storage, Inc., Class A (A)	750,694	12,844,374
Samsung Electronics Company, Ltd.	585,796	28,227,660
		56,860,102
		447,547,702
Real estate – 0.1%
Equity real estate investment trusts – 0.1%
Equinix, Inc.	990	577,863
TOTAL COMMON STOCKS (Cost $608,493,479)		$741,677,748
PREFERRED SECURITIES – 0.2%
Communication services – 0.1%
Media – 0.1%
Airbnb, Inc., Series E (A)(D)(E)	8,624	1,028,326
Industrials – 0.1%
Road and rail – 0.1%
DiDi Chuxing, Inc. (A)(D)(E)	9,513	484,517
TOTAL PREFERRED SECURITIES (Cost $1,063,751)		$1,512,843
SHORT-TERM INVESTMENTS – 13.5%
Short-term funds – 11.2%
John Hancock Collateral Trust, 1.7338% (F)(G)	4,200,833	42,032,279
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (F)	698,266	698,266
T. Rowe Price Government Reserve Fund, 1.5876% (F)	47,985,885	47,985,885
		90,716,430
Repurchase agreement – 2.3%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $18,627,569 on 1-2-20, collateralized by $18,835,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $19,003,536)	$18,627,000	18,627,000
TOTAL SHORT-TERM INVESTMENTS (Cost $109,347,593)		$109,343,430
Total Investments (Science & Technology Trust) (Cost $718,904,823) – 105.3%		$852,534,021
Other assets and liabilities, net – (5.3%)		(42,989,773)
TOTAL NET ASSETS – 100.0%		$809,544,248
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	The rate shown is the annualized seven-day yield as of 12-31-19.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.9%
Communication services – 2.3%
Diversified telecommunication services – 0.5%
Anterix, Inc. (A)	3,062	$132,309
ATN International, Inc.	3,135	173,648
Bandwidth, Inc., Class A (A)	4,479	286,880
Cincinnati Bell, Inc. (A)	14,278	149,491
Cogent Communications Holdings, Inc.	11,551	760,171
Consolidated Communications Holdings, Inc.	19,943	77,379
Frontier Communications Corp. (A)(B)	30,974	27,554
IDT Corp., Class B (A)	5,216	37,607
Intelsat SA (A)(B)	18,573	130,568
Iridium Communications, Inc. (A)	27,439	676,097
Ooma, Inc. (A)	5,797	76,694
ORBCOMM, Inc. (A)	22,208	93,496
Vonage Holdings Corp. (A)	62,518	463,258
		3,085,152
Entertainment – 0.2%
AMC Entertainment Holdings, Inc., Class A	14,463	104,712
Eros International PLC (A)	22,509	76,306
Glu Mobile, Inc. (A)	32,117	194,308
IMAX Corp. (A)	14,560	297,461
Liberty Media Corp.-Liberty Braves, Class A (A)	3,389	100,484
Liberty Media Corp.-Liberty Braves, Class C (A)	9,529	281,487
Reading International, Inc., Class A (A)	5,151	57,640
Rosetta Stone, Inc. (A)	5,895	106,935
The Marcus Corp.	6,284	199,643
		1,418,976
Interactive media and services – 0.5%
Care.com, Inc. (A)	6,339	95,275
CarGurus, Inc. (A)	20,635	725,939
Cars.com, Inc. (A)	18,502	226,094
DHI Group, Inc. (A)	14,336	43,151
Eventbrite, Inc., Class A (A)	10,232	206,379
EverQuote, Inc., Class A (A)	2,556	87,799
Liberty TripAdvisor Holdings, Inc., Class A (A)	20,397	149,918
QuinStreet, Inc. (A)	12,652	193,702
The Meet Group, Inc. (A)	20,514	102,775
TrueCar, Inc. (A)	29,863	141,849
Yelp, Inc. (A)	19,160	667,343
		2,640,224
Media – 0.9%
Boston Omaha Corp., Class A (A)(B)	3,119	65,624
Cardlytics, Inc. (A)	3,832	240,880
Central European Media Enterprises, Ltd., Class A (A)	25,376	114,953
Clear Channel Outdoor Holdings, Inc. (A)	13,561	38,784
comScore, Inc. (A)	14,981	74,006
Cumulus Media, Inc., Class A (A)	4,333	76,131
Daily Journal Corp. (A)	341	99,033
Emerald Expositions Events, Inc.	7,146	75,390
Entercom Communications Corp., Class A	34,245	158,897
Entravision Communications Corp., Class A	18,741	49,101
Fluent, Inc. (A)	12,982	32,455
Gannett Company, Inc.	33,163	211,580
Gray Television, Inc. (A)	25,217	540,652
Hemisphere Media Group, Inc. (A)	5,665	84,125
Liberty Latin America, Ltd., Class A (A)	14,229	274,620
Liberty Latin America, Ltd., Class C (A)	30,124	586,213
Loral Space & Communications, Inc. (A)	3,653	118,065
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
Marchex, Inc., Class B (A)	11,950	$45,171
MDC Partners, Inc., Class A (A)	17,171	47,735
Media General, Inc. (A)(C)	29,399	2,822
Meredith Corp.	11,047	358,696
MSG Networks, Inc., Class A (A)	16,325	284,055
National CineMedia, Inc.	17,699	129,026
Scholastic Corp.	8,325	320,096
TechTarget, Inc. (A)	6,391	166,805
TEGNA, Inc.	59,825	998,479
The EW Scripps Company, Class A	15,483	243,238
Tribune Publishing Company	5,747	75,631
WideOpenWest, Inc. (A)	7,397	54,886
		5,567,149
Wireless telecommunication services – 0.2%
Boingo Wireless, Inc. (A)	12,603	138,003
Gogo, Inc. (A)	15,808	101,171
Shenandoah Telecommunications Company	13,373	556,451
Spok Holdings, Inc.	6,131	74,982
		870,607
		13,582,108
Consumer discretionary – 10.6%
Auto components – 1.0%
Adient PLC (A)	24,277	515,886
American Axle & Manufacturing Holdings, Inc. (A)	31,146	335,131
Cooper Tire & Rubber Company	13,818	397,268
Cooper-Standard Holdings, Inc. (A)	4,745	157,344
Dana, Inc.	39,826	724,833
Dorman Products, Inc. (A)	7,417	561,615
Fox Factory Holding Corp. (A)	10,436	726,033
Gentherm, Inc. (A)	9,105	404,171
LCI Industries	6,698	717,557
Modine Manufacturing Company (A)	13,762	105,967
Motorcar Parts of America, Inc. (A)	5,363	118,147
Standard Motor Products, Inc.	5,760	306,547
Stoneridge, Inc. (A)	7,301	214,065
Tenneco, Inc., Class A	13,989	183,256
Visteon Corp. (A)	7,710	667,609
		6,135,429
Automobiles – 0.1%
Winnebago Industries, Inc.	8,541	452,502
Distributors – 0.1%
Core-Mark Holding Company, Inc.	12,616	343,029
Funko, Inc., Class A (A)	4,940	84,770
Weyco Group, Inc.	1,943	51,392
		479,191
Diversified consumer services – 0.9%
Adtalem Global Education, Inc. (A)	15,598	545,462
American Public Education, Inc. (A)	4,542	124,405
Career Education Corp. (A)	19,144	352,058
Carriage Services, Inc.	4,708	120,525
Chegg, Inc. (A)	32,035	1,214,447
Collectors Universe, Inc.	2,424	55,873
Houghton Mifflin Harcourt Company (A)	29,571	184,819
K12, Inc. (A)	10,584	215,384
Laureate Education, Inc., Class A (A)	28,416	500,406
OneSpaWorld Holdings, Ltd. (A)	12,697	213,817
Regis Corp. (A)	7,943	141,941
Select Interior Concepts, Inc., Class A (A)	6,256	56,241
Strategic Education, Inc.	5,894	936,557
WW International, Inc. (A)	12,938	494,361
		5,156,296

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure – 2.6%
BBX Capital Corp.	19,564	$93,320
BJ's Restaurants, Inc.	5,785	219,599
Bloomin' Brands, Inc.	24,097	531,821
Boyd Gaming Corp.	22,249	666,135
Brinker International, Inc.	10,314	433,188
Carrols Restaurant Group, Inc. (A)	10,525	74,201
Century Casinos, Inc. (A)	9,470	75,002
Churchill Downs, Inc.	9,675	1,327,410
Chuy's Holdings, Inc. (A)	4,806	124,572
Cracker Barrel Old Country Store, Inc.	5,275	810,979
Dave & Buster's Entertainment, Inc.	10,090	405,315
Del Taco Restaurants, Inc. (A)	8,271	65,382
Denny's Corp. (A)	16,099	320,048
Dine Brands Global, Inc.	4,505	376,258
Drive Shack, Inc. (A)	17,907	65,540
El Pollo Loco Holdings, Inc. (A)	6,099	92,339
Eldorado Resorts, Inc. (A)	18,209	1,085,985
Everi Holdings, Inc. (A)	19,320	259,468
Fiesta Restaurant Group, Inc. (A)	6,917	68,409
Golden Entertainment, Inc. (A)	5,189	99,733
J Alexander's Holdings, Inc. (A)	4,447	42,513
Jack in the Box, Inc.	7,113	555,027
Lindblad Expeditions Holdings, Inc. (A)	6,567	107,370
Marriott Vacations Worldwide Corp.	11,806	1,520,141
Monarch Casino & Resort, Inc. (A)	3,269	158,710
Nathan's Famous, Inc.	893	63,296
Noodles & Company (A)	9,082	50,314
Papa John's International, Inc.	6,114	386,099
Penn National Gaming, Inc. (A)	30,508	779,784
PlayAGS, Inc. (A)	7,832	95,002
RCI Hospitality Holdings, Inc.	2,750	56,375
Red Lion Hotels Corp. (A)	8,061	30,068
Red Robin Gourmet Burgers, Inc. (A)	3,675	121,349
Red Rock Resorts, Inc., Class A	19,459	466,043
Ruth's Hospitality Group, Inc.	8,025	174,664
Scientific Games Corp. (A)	15,551	416,456
SeaWorld Entertainment, Inc. (A)	13,007	412,452
Shake Shack, Inc., Class A (A)	8,007	476,977
Target Hospitality Corp. (A)	9,682	48,410
Texas Roadhouse, Inc.	18,234	1,026,939
The Cheesecake Factory, Inc.	11,512	447,356
The Habit Restaurants, Inc., Class A (A)	6,604	68,880
Twin River Worldwide Holdings, Inc.	5,460	140,049
Wingstop, Inc.	8,103	698,722
		15,537,700
Household durables – 1.7%
Bassett Furniture Industries, Inc.	3,116	51,975
Beazer Homes USA, Inc. (A)	8,011	113,195
Cavco Industries, Inc. (A)	2,398	468,521
Century Communities, Inc. (A)	7,153	195,635
Ethan Allen Interiors, Inc.	6,749	128,636
Flexsteel Industries, Inc.	2,417	48,147
GoPro, Inc., Class A (A)	34,743	150,785
Green Brick Partners, Inc. (A)	7,271	83,471
Hamilton Beach Brands Holding Company, Class B	1,197	22,863
Helen of Troy, Ltd. (A)	6,919	1,243,967
Hooker Furniture Corp.	3,654	93,871
Installed Building Products, Inc. (A)	6,275	432,159
iRobot Corp. (A)	7,605	385,041
KB Home	23,506	805,551
La-Z-Boy, Inc.	12,394	390,163
LGI Homes, Inc. (A)	5,518	389,847
M/I Homes, Inc. (A)	7,186	282,769
MDC Holdings, Inc.	13,525	516,114
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Meritage Homes Corp. (A)	9,918	$606,089
Skyline Champion Corp. (A)	13,995	443,642
Sonos, Inc. (A)	19,790	309,120
Taylor Morrison Home Corp. (A)	28,675	626,836
The Lovesac Company (A)	2,579	41,393
TopBuild Corp. (A)	9,326	961,324
TRI Pointe Group, Inc. (A)	38,849	605,267
Tupperware Brands Corp.	13,746	117,941
Universal Electronics, Inc. (A)	3,798	198,483
William Lyon Homes, Class A (A)	8,772	175,265
ZAGG, Inc. (A)	7,941	64,402
		9,952,472
Internet and direct marketing retail – 0.3%
1-800-Flowers.com, Inc., Class A (A)	7,016	101,732
Duluth Holdings, Inc., Class B (A)	3,389	35,686
Groupon, Inc. (A)	125,427	299,771
Lands' End, Inc. (A)	3,083	51,794
Liquidity Services, Inc. (A)	8,270	49,289
Overstock.com, Inc. (A)	7,659	53,996
PetMed Express, Inc.	5,584	131,336
Quotient Technology, Inc. (A)	21,106	208,105
Shutterstock, Inc. (A)	5,360	229,837
Stamps.com, Inc. (A)	4,644	387,867
Stitch Fix, Inc., Class A (A)	11,646	298,836
The RealReal, Inc. (A)	4,862	91,649
The Rubicon Project, Inc. (A)	13,681	111,637
		2,051,535
Leisure products – 0.4%
Acushnet Holdings Corp.	9,854	320,255
American Outdoor Brands Corp. (A)	15,076	139,905
Callaway Golf Company	25,879	548,635
Clarus Corp.	7,023	95,232
Johnson Outdoors, Inc., Class A	1,391	106,690
Malibu Boats, Inc., Class A (A)	5,860	239,967
MasterCraft Boat Holdings, Inc. (A)	5,611	88,373
Sturm Ruger & Company, Inc.	4,616	217,090
Vista Outdoor, Inc. (A)	16,431	122,904
YETI Holdings, Inc. (A)	8,544	297,160
		2,176,211
Multiline retail – 0.1%
Big Lots, Inc.	10,828	310,980
Dillard's, Inc., Class A (B)	2,870	210,888
J.C. Penney Company, Inc. (A)	90,940	101,853
		623,721
Specialty retail – 2.5%
Aaron's, Inc.	18,568	1,060,418
Abercrombie & Fitch Company, Class A	18,301	316,424
American Eagle Outfitters, Inc.	44,784	658,325
America's Car-Mart, Inc. (A)	1,729	189,602
Asbury Automotive Group, Inc. (A)	5,309	593,493
At Home Group, Inc. (A)	13,296	73,128
Barnes & Noble Education, Inc. (A)	11,744	50,147
Bed Bath & Beyond, Inc.	33,747	583,823
Boot Barn Holdings, Inc. (A)	7,783	346,577
Caleres, Inc.	11,458	272,128
Camping World Holdings, Inc., Class A	9,603	141,548
Chico's FAS, Inc.	32,237	122,823
Citi Trends, Inc.	3,434	79,394
Conn's, Inc. (A)	5,535	68,579
Designer Brands, Inc., Class A	18,186	286,248
Express, Inc. (A)	18,426	89,735
GameStop Corp., Class A	24,875	151,240
Genesco, Inc. (A)	4,415	211,567
GNC Holdings, Inc., Class A (A)(B)	24,526	66,220

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Group 1 Automotive, Inc.	4,861	$486,100
Guess?, Inc.	14,032	314,036
Haverty Furniture Companies, Inc.	5,108	102,977
Hibbett Sports, Inc. (A)	4,940	138,518
Hudson, Ltd., Class A (A)	11,200	171,808
Lithia Motors, Inc., Class A	6,086	894,642
Lumber Liquidators Holdings, Inc. (A)	8,123	79,362
MarineMax, Inc. (A)	5,879	98,121
Monro, Inc.	9,004	704,113
Murphy USA, Inc. (A)	8,378	980,226
National Vision Holdings, Inc. (A)	21,619	701,104
Office Depot, Inc.	151,214	414,326
Party City Holdco, Inc. (A)(B)	15,139	35,425
Rent-A-Center, Inc.	13,362	385,360
RH (A)	4,568	975,268
Sally Beauty Holdings, Inc. (A)	33,335	608,364
Shoe Carnival, Inc.	2,743	102,259
Signet Jewelers, Ltd.	14,496	315,143
Sleep Number Corp. (A)	7,990	393,428
Sonic Automotive, Inc., Class A	6,713	208,103
Sportsman's Warehouse Holdings, Inc. (A)	12,459	100,046
Tailored Brands, Inc. (B)	14,844	61,454
The Buckle, Inc.	8,010	216,590
The Cato Corp., Class A	6,242	108,611
The Children's Place, Inc.	4,278	267,461
The Michaels Companies, Inc. (A)	23,791	192,469
Tile Shop Holdings, Inc.	11,919	20,143
Tilly's, Inc., Class A	6,110	74,848
Winmark Corp.	655	129,887
Zumiez, Inc. (A)	5,520	190,661
		14,832,272
Textiles, apparel and luxury goods – 0.9%
Crocs, Inc. (A)	17,189	720,047
Culp, Inc.	3,773	51,388
Deckers Outdoor Corp. (A)	8,061	1,361,180
Delta Apparel, Inc. (A)	1,879	58,437
Fossil Group, Inc. (A)	13,057	102,889
G-III Apparel Group, Ltd. (A)	12,645	423,608
Kontoor Brands, Inc.	12,243	514,084
Movado Group, Inc.	4,456	96,873
Oxford Industries, Inc.	4,626	348,893
Rocky Brands, Inc.	2,073	61,008
Steven Madden, Ltd.	23,258	1,000,327
Unifi, Inc. (A)	4,216	106,496
Vera Bradley, Inc. (A)	6,329	74,682
Wolverine World Wide, Inc.	23,243	784,219
		5,704,131
		63,101,460
Consumer staples – 2.9%
Beverages – 0.3%
Coca-Cola Consolidated, Inc.	1,298	368,697
Craft Brew Alliance, Inc. (A)	3,809	62,849
MGP Ingredients, Inc.	3,669	177,763
National Beverage Corp. (A)	3,328	169,795
New Age Beverages Corp. (A)	21,574	39,265
Primo Water Corp. (A)	10,052	112,834
The Boston Beer Company, Inc., Class A (A)	2,296	867,544
		1,798,747
Food and staples retailing – 0.7%
BJ's Wholesale Club Holdings, Inc. (A)	30,815	700,733
HF Foods Group, Inc. (A)	2,085	40,658
Ingles Markets, Inc., Class A	4,003	190,183
Performance Food Group Company (A)	28,337	1,458,789
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
PriceSmart, Inc.	6,261	$444,656
Rite Aid Corp. (A)	15,316	236,939
SpartanNash Company	10,213	145,433
The Andersons, Inc.	8,779	221,933
The Chefs' Warehouse, Inc. (A)	6,781	258,424
United Natural Foods, Inc. (A)	15,093	132,215
Village Super Market, Inc., Class A	2,756	63,939
Weis Markets, Inc.	2,834	114,749
		4,008,651
Food products – 1.3%
Alico, Inc.	1,390	49,804
B&G Foods, Inc. (B)	17,947	321,790
Calavo Growers, Inc.	4,507	408,289
Cal-Maine Foods, Inc.	8,768	374,832
Darling Ingredients, Inc. (A)	45,402	1,274,888
Dean Foods Company (A)	24,428	1,466
Farmer Brothers Company (A)	3,575	53,840
Fresh Del Monte Produce, Inc.	8,570	299,779
Freshpet, Inc. (A)	9,518	562,419
Hostess Brands, Inc. (A)	32,532	473,015
J&J Snack Foods Corp.	4,166	767,669
John B. Sanfilippo & Son, Inc.	2,389	218,068
Lancaster Colony Corp.	5,221	835,882
Landec Corp. (A)	7,467	84,452
Limoneira Company	4,626	88,958
Sanderson Farms, Inc.	5,475	964,805
Seneca Foods Corp., Class A (A)	2,104	85,822
The Simply Good Foods Company (A)	22,501	642,179
Tootsie Roll Industries, Inc.	4,401	150,250
		7,658,207
Household products – 0.2%
Central Garden & Pet Company (A)	3,499	108,714
Central Garden & Pet Company, Class A (A)	11,043	324,222
WD-40 Company	3,799	737,538
		1,170,474
Personal products – 0.3%
Edgewell Personal Care Company (A)	15,003	464,493
elf Beauty, Inc. (A)	7,221	116,475
Inter Parfums, Inc.	4,926	358,169
Lifevantage Corp. (A)	4,166	65,031
Medifast, Inc. (B)	3,159	346,163
Revlon, Inc., Class A (A)	1,940	41,555
USANA Health Sciences, Inc. (A)	3,616	284,037
		1,675,923
Tobacco – 0.1%
22nd Century Group, Inc. (A)	33,360	36,696
Pyxus International, Inc. (A)	2,458	21,975
Turning Point Brands, Inc.	2,395	68,497
Universal Corp.	6,735	384,299
Vector Group, Ltd.	30,618	409,975
		921,442
		17,233,444
Energy – 3.1%
Energy equipment and services – 1.0%
Archrock, Inc.	35,919	360,627
Cactus, Inc., Class A	13,114	450,072
Diamond Offshore Drilling, Inc. (A)	18,624	133,907
DMC Global, Inc.	3,937	176,929
Dril-Quip, Inc. (A)	10,027	470,367
Era Group, Inc. (A)	5,922	60,227
Exterran Corp. (A)	8,835	69,178
Forum Energy Technologies, Inc. (A)	24,986	41,976

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Frank's International NV (A)	30,175	$156,005
Geospace Technologies Corp. (A)	3,826	64,162
Helix Energy Solutions Group, Inc. (A)	39,681	382,128
KLX Energy Services Holdings, Inc. (A)	6,181	39,806
Liberty Oilfield Services, Inc., Class A	14,867	165,321
Matrix Service Company (A)	7,562	173,019
McDermott International, Inc. (A)(B)	51,460	34,818
Nabors Industries, Ltd.	98,629	284,052
National Energy Services Reunited Corp. (A)	7,024	64,059
Natural Gas Services Group, Inc. (A)	4,094	50,192
Newpark Resources, Inc. (A)	24,997	156,731
NexTier Oilfield Solutions, Inc. (A)	45,748	306,512
Noble Corp. PLC (A)	69,393	84,659
Oceaneering International, Inc. (A)	27,621	411,829
Oil States International, Inc. (A)	16,852	274,856
Pacific Drilling SA (A)	9,152	37,340
Parker Drilling Company (A)	2,719	61,178
ProPetro Holding Corp. (A)	22,077	248,366
RigNet, Inc. (A)	4,859	32,069
RPC, Inc.	16,903	88,572
SEACOR Holdings, Inc. (A)	4,836	208,673
SEACOR Marine Holdings, Inc. (A)	5,609	77,348
Seadrill, Ltd. (A)	18,097	45,966
Select Energy Services, Inc., Class A (A)	16,982	157,593
Solaris Oilfield Infrastructure, Inc., Class A	8,916	124,824
TETRA Technologies, Inc. (A)	36,763	72,055
Tidewater, Inc. (A)	11,022	212,504
U.S. Silica Holdings, Inc.	20,529	126,253
		5,904,173
Oil, gas and consumable fuels – 2.1%
Altus Midstream Company, Class A (A)	15,972	45,680
Arch Coal, Inc., Class A	4,486	321,826
Ardmore Shipping Corp. (A)	9,878	89,396
Berry Petroleum Corp.	18,031	170,032
Bonanza Creek Energy, Inc. (A)	5,386	125,709
Brigham Minerals, Inc., Class A	4,829	103,534
California Resources Corp. (A)	13,888	125,409
Callon Petroleum Company (A)	108,252	522,855
Clean Energy Fuels Corp. (A)	39,030	91,330
CNX Resources Corp. (A)	51,856	458,926
Comstock Resources, Inc. (A)	4,300	35,389
CONSOL Energy, Inc. (A)	7,501	108,840
Contura Energy, Inc. (A)	5,168	46,770
CVR Energy, Inc.	8,149	329,464
Delek US Holdings, Inc.	20,737	695,312
Denbury Resources, Inc. (A)	133,131	187,715
DHT Holdings, Inc.	24,316	201,336
Diamond S Shipping, Inc. (A)	6,236	104,391
Dorian LPG, Ltd. (A)	7,787	120,543
Energy Fuels, Inc. (A)	25,844	49,362
Energy Transfer LP	16,063	206,088
Evolution Petroleum Corp.	10,050	54,974
Extraction Oil & Gas, Inc. (A)	25,406	53,861
Falcon Minerals Corp.	12,199	86,125
GasLog, Ltd.	11,325	110,872
Golar LNG, Ltd.	26,394	375,323
Green Plains, Inc.	10,370	160,009
Gulfport Energy Corp. (A)	46,142	140,272
HighPoint Resources Corp. (A)	35,292	59,643
International Seaways, Inc. (A)	7,116	211,772
Jagged Peak Energy, Inc. (A)	19,442	165,063
Laredo Petroleum, Inc. (A)	50,517	144,984
Magnolia Oil & Gas Corp., Class A (A)	28,817	362,518
Matador Resources Company (A)	31,154	559,837
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
NACCO Industries, Inc., Class A	1,054	$49,359
Nordic American Tankers, Ltd.	39,288	193,297
Northern Oil and Gas, Inc. (A)	81,320	190,289
Oasis Petroleum, Inc. (A)	89,604	292,109
Panhandle Oil and Gas, Inc., Class A	5,171	57,967
Par Pacific Holdings, Inc. (A)	9,806	227,891
PDC Energy, Inc. (A)	17,516	458,394
Peabody Energy Corp.	19,057	173,800
Penn Virginia Corp. (A)	3,999	121,370
QEP Resources, Inc.	67,239	302,576
Renewable Energy Group, Inc. (A)	10,261	276,534
REX American Resources Corp. (A)	1,573	128,923
Ring Energy, Inc. (A)	19,844	52,388
SandRidge Energy, Inc. (A)	10,359	43,922
Scorpio Tankers, Inc.	12,212	480,420
SFL Corp., Ltd.	22,231	323,239
SM Energy Company	31,529	354,386
Southwestern Energy Company (A)	151,650	366,993
SRC Energy, Inc. (A)	67,814	279,394
Talos Energy, Inc. (A)	6,010	181,202
Teekay Corp.	20,182	107,368
Teekay Tankers, Ltd., Class A (A)	6,798	162,948
Tellurian, Inc. (A)	26,567	193,408
Unit Corp. (A)	16,135	11,224
Uranium Energy Corp. (A)	51,992	47,791
W&T Offshore, Inc. (A)	26,634	148,085
Whiting Petroleum Corp. (A)	25,365	186,179
World Fuel Services Corp.	17,813	773,440
		12,810,056
		18,714,229
Financials – 17.3%
Banks – 9.6%
1st Constitution Bancorp	2,729	60,393
1st Source Corp.	3,806	197,455
ACNB Corp.	1,847	69,854
Allegiance Bancshares, Inc. (A)	5,593	210,297
Amalgamated Bank, Class A	4,102	79,784
Amerant Bancorp, Inc. (A)	5,540	120,717
American National Bankshares, Inc.	2,537	100,389
Ameris Bancorp	16,898	718,841
Ames National Corp.	3,065	86,004
Arrow Financial Corp.	3,653	138,083
Atlantic Capital Bancshares, Inc. (A)	6,926	127,092
Atlantic Union Bankshares Corp.	22,393	840,857
Banc of California, Inc.	12,594	216,365
BancFirst Corp.	5,197	324,501
BancorpSouth Bank	26,005	816,817
Bank First Corp.	1,725	120,767
Bank of Commerce Holdings	5,961	68,969
Bank of Marin Bancorp	3,880	174,794
BankFinancial Corp.	6,074	79,448
Bankwell Financial Group, Inc.	2,230	64,313
Banner Corp.	9,363	529,852
Bar Harbor Bankshares	4,368	110,904
Baycom Corp. (A)	3,332	75,770
BCB Bancorp, Inc.	4,328	59,683
Berkshire Hills Bancorp, Inc.	12,811	421,226
Boston Private Financial Holdings, Inc.	23,267	279,902
Bridge Bancorp, Inc.	4,820	161,615
Brookline Bancorp, Inc.	22,213	365,626
Bryn Mawr Bank Corp.	5,677	234,119
Business First Bancshares, Inc.	3,271	81,546
Byline Bancorp, Inc.	6,969	136,383
C&F Financial Corp.	1,090	60,310
Cadence BanCorp	34,649	628,186

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Cambridge Bancorp	869	$69,650
Camden National Corp.	4,395	202,434
Capital City Bank Group, Inc.	3,496	106,628
Capstar Financial Holdings, Inc.	5,367	89,361
Carolina Financial Corp.	5,926	256,181
Carter Bank & Trust (A)	6,880	163,194
Cathay General Bancorp	20,909	795,587
CBTX, Inc.	5,179	161,170
CenterState Bank Corp.	34,327	857,488
Central Pacific Financial Corp.	7,571	223,950
Central Valley Community Bancorp	3,572	77,405
Century Bancorp, Inc., Class A	890	80,064
Chemung Financial Corp.	1,161	49,343
Citizens & Northern Corp.	3,629	102,519
City Holding Company	4,209	344,928
Civista Bancshares, Inc.	4,249	101,976
CNB Financial Corp.	4,260	139,217
Codorus Valley Bancorp, Inc.	2,978	68,583
Colony Bankcorp, Inc.	3,589	59,219
Columbia Banking System, Inc.	20,110	818,175
Community Bank System, Inc.	13,815	980,036
Community Bankers Trust Corp.	7,783	69,113
Community Trust Bancorp, Inc.	4,335	202,184
ConnectOne Bancorp, Inc.	9,417	242,205
Customers Bancorp, Inc. (A)	7,923	188,647
CVB Financial Corp.	36,504	787,756
Dime Community Bancshares, Inc.	9,195	192,084
Eagle Bancorp, Inc.	9,350	454,691
Enterprise Financial Services Corp.	6,773	326,526
Equity Bancshares, Inc., Class A (A)	4,499	138,884
Esquire Financial Holdings, Inc. (A)	2,236	58,293
Evans Bancorp, Inc.	1,653	66,285
Farmers & Merchants Bancorp, Inc.	2,419	72,933
Farmers National Banc Corp.	7,459	121,731
FB Financial Corp.	4,574	181,085
Fidelity D&D Bancorp, Inc.	908	56,487
Financial Institutions, Inc.	4,598	147,596
First Bancorp (NC)	8,059	321,635
First Bancorp (PR)	59,223	627,172
First Bancorp, Inc.	3,161	95,557
First Bank	5,475	60,499
First Busey Corp.	14,184	390,060
First Business Financial Services, Inc.	2,956	77,831
First Choice Bancorp	2,876	77,537
First Commonwealth Financial Corp.	26,625	386,329
First Community Bankshares, Inc.	4,416	136,984
First Financial Bancorp	26,914	684,692
First Financial Bankshares, Inc.	35,568	1,248,437
First Financial Corp.	3,734	170,718
First Financial Northwest, Inc.	3,140	46,912
First Foundation, Inc.	11,339	197,299
First Internet Bancorp	3,364	79,760
First Interstate BancSystem, Inc., Class A	10,375	434,920
First Merchants Corp.	15,091	627,635
First Mid Bancshares, Inc.	3,733	131,588
First Midwest Bancorp, Inc.	29,436	678,794
Flushing Financial Corp.	7,854	169,686
FNCB Bancorp, Inc.	6,334	53,522
Franklin Financial Network, Inc.	3,835	131,656
Franklin Financial Services Corp.	1,740	67,321
Fulton Financial Corp.	44,074	768,210
FVCBankcorp, Inc. (A)	4,389	76,676
German American Bancorp, Inc.	6,843	243,748
Glacier Bancorp, Inc.	23,719	1,090,837
Great Southern Bancorp, Inc.	3,079	194,962
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Great Western Bancorp, Inc.	15,712	$545,835
Guaranty Bancshares, Inc.	2,944	96,799
Hancock Whitney Corp.	24,790	1,087,785
Hanmi Financial Corp.	8,655	173,057
HarborOne Bancorp, Inc. (A)	7,864	86,425
Heartland Financial USA, Inc.	9,416	468,352
Heritage Commerce Corp.	12,311	157,950
Heritage Financial Corp.	10,166	287,698
Hilltop Holdings, Inc.	19,622	489,176
Home BancShares, Inc.	42,699	839,462
HomeTrust Bancshares, Inc.	4,960	133,077
Hope Bancorp, Inc.	33,495	497,736
Horizon Bancorp, Inc.	10,420	197,980
Howard Bancorp, Inc. (A)	4,310	72,753
IBERIABANK Corp.	14,346	1,073,511
Independent Bank Corp. (Massachusetts)	9,143	761,155
Independent Bank Corp. (Michigan)	6,549	148,335
Independent Bank Group, Inc.	9,930	550,519
International Bancshares Corp.	15,294	658,713
Investar Holding Corp.	3,867	92,808
Investors Bancorp, Inc.	62,979	750,395
Lakeland Bancorp, Inc.	13,795	239,757
Lakeland Financial Corp.	6,708	328,222
LCNB Corp.	4,542	87,661
Live Oak Bancshares, Inc.	7,401	140,693
Macatawa Bank Corp.	7,778	86,569
MainStreet Bancshares, Inc. (A)	2,824	64,952
Mercantile Bank Corp.	4,582	167,106
Metropolitan Bank Holding Corp. (A)	2,196	105,913
Mid Penn Bancorp, Inc.	2,864	82,483
Midland States Bancorp, Inc.	6,333	183,404
MidWestOne Financial Group, Inc.	3,722	134,848
MVB Financial Corp.	2,831	70,549
National Bank Holdings Corp., Class A	8,062	283,944
National Bankshares, Inc.	2,153	96,734
NBT Bancorp, Inc.	11,796	478,446
Nicolet Bankshares, Inc. (A)	2,374	175,320
Northeast Bank	2,537	55,789
Northrim BanCorp, Inc.	2,275	87,133
Norwood Financial Corp.	1,939	75,427
OFG Bancorp	13,831	326,550
Ohio Valley Banc Corp.	1,430	56,657
Old National Bancorp	46,853	856,941
Old Second Bancorp, Inc.	8,196	110,400
Opus Bank	6,230	161,170
Origin Bancorp, Inc.	5,355	202,633
Orrstown Financial Services, Inc.	4,012	90,751
Pacific Premier Bancorp, Inc.	16,414	535,178
Park National Corp.	3,483	356,590
Parke Bancorp, Inc.	3,213	81,578
PCB Bancorp	3,839	66,338
Peapack Gladstone Financial Corp.	5,530	170,877
Penns Woods Bancorp, Inc.	2,268	80,650
Peoples Bancorp of North Carolina, Inc.	1,973	64,813
Peoples Bancorp, Inc.	5,084	176,211
Peoples Financial Services Corp.	2,003	100,851
People's United Financial, Inc.	13,021	220,055
People's Utah Bancorp	4,427	133,341
Preferred Bank	3,940	236,755
Premier Financial Bancorp, Inc.	3,954	71,726
Prosperity Bancshares, Inc.	7,033	505,602
QCR Holdings, Inc.	4,316	189,300
RBB Bancorp	4,644	98,313
Renasant Corp.	15,799	559,601
Republic Bancorp, Inc., Class A	2,750	128,700

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Republic First Bancorp, Inc. (A)	14,254	$59,582
S&T Bancorp, Inc.	10,600	427,074
Sandy Spring Bancorp, Inc.	9,531	361,034
SB One Bancorp	3,360	83,731
Seacoast Banking Corp. of Florida (A)	13,904	425,045
Select Bancorp, Inc. (A)	5,471	67,293
ServisFirst Bancshares, Inc.	13,296	500,993
Shore Bancshares, Inc.	4,878	84,682
Sierra Bancorp	4,253	123,847
Simmons First National Corp., Class A	25,124	673,072
SmartFinancial, Inc.	3,860	91,289
South State Corp.	9,286	805,561
Southern First Bancshares, Inc. (A)	2,439	103,633
Southern National Bancorp of Virginia, Inc.	6,657	108,842
Southside Bancshares, Inc.	8,702	323,192
Stock Yards Bancorp, Inc.	5,640	231,578
Summit Financial Group, Inc.	3,318	89,885
The Bancorp, Inc. (A)	14,454	187,468
The Bank of NT Butterfield & Son, Ltd.	15,067	557,780
The Bank of Princeton	2,087	65,720
The First Bancshares, Inc.	4,177	148,367
The First of Long Island Corp.	6,849	171,773
Tompkins Financial Corp.	3,816	349,164
Towne Bank	18,044	501,984
TriCo Bancshares	6,950	283,630
TriState Capital Holdings, Inc. (A)	7,071	184,695
Triumph Bancorp, Inc. (A)	6,817	259,182
Trustmark Corp.	17,520	604,615
UMB Financial Corp.	12,079	829,103
United Bankshares, Inc.	26,584	1,027,737
United Community Banks, Inc.	21,654	668,676
Univest Financial Corp.	8,109	217,159
Valley National Bancorp	107,736	1,233,577
Veritex Holdings, Inc.	14,362	418,365
Washington Trust Bancorp, Inc.	4,166	224,089
WesBanco, Inc.	18,243	689,403
West Bancorporation, Inc.	4,715	120,845
Westamerica Bancorporation	7,203	488,147
		57,573,311
Capital markets – 1.4%
Ares Management Corp., Class A	18,348	654,840
Artisan Partners Asset Management, Inc., Class A	14,009	452,771
Ashford, Inc. (A)	87	2,053
Assetmark Financial Holdings, Inc. (A)	3,697	107,287
B. Riley Financial, Inc.	5,870	147,807
Blucora, Inc. (A)	13,516	353,308
Brightsphere Investment Group, Inc.	19,849	202,857
Cohen & Steers, Inc.	6,301	395,451
Cowen, Inc., Class A (A)	8,291	130,583
Diamond Hill Investment Group, Inc.	970	136,246
Donnelley Financial Solutions, Inc. (A)	9,056	94,816
Federated Investors, Inc., Class B	26,488	863,244
Focus Financial Partners, Inc., Class A (A)	8,558	252,204
Greenhill & Company, Inc.	4,691	80,122
Hamilton Lane, Inc., Class A	6,069	361,712
Houlihan Lokey, Inc.	11,032	539,134
INTL. FCStone, Inc. (A)	4,530	221,200
Ladenburg Thalmann Financial Services, Inc.	33,740	117,415
Moelis & Company, Class A	13,222	422,046
Oppenheimer Holdings, Inc., Class A	2,880	79,142
Piper Jaffray Companies	3,812	304,731
PJT Partners, Inc., Class A	6,319	285,176
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Pzena Investment Management, Inc., Class A	5,432	$46,824
Safeguard Scientifics, Inc.	6,485	71,205
Sculptor Capital Management, Inc.	4,883	107,914
Stifel Financial Corp.	18,672	1,132,457
Virtus Investment Partners, Inc.	1,878	228,590
Waddell & Reed Financial, Inc., Class A	20,064	335,470
Westwood Holdings Group, Inc.	2,511	74,376
WisdomTree Investments, Inc.	37,813	183,015
		8,383,996
Consumer finance – 0.5%
Curo Group Holdings Corp. (A)	4,834	58,878
Encore Capital Group, Inc. (A)	8,554	302,469
Enova International, Inc. (A)	9,199	221,328
EZCORP, Inc., Class A (A)	14,300	97,526
FirstCash, Inc.	11,681	941,839
Green Dot Corp., Class A (A)	13,457	313,548
LendingClub Corp. (A)	18,405	232,271
Medallion Financial Corp. (A)	6,206	45,118
Nelnet, Inc., Class A	4,899	285,318
PRA Group, Inc. (A)	12,509	454,077
Regional Management Corp. (A)	2,645	79,429
World Acceptance Corp. (A)	1,729	149,386
		3,181,187
Diversified financial services – 0.3%
Banco Latinoamericano de Comercio Exterior SA, Class E	8,615	184,189
Cannae Holdings, Inc. (A)	18,780	698,428
FGL Holdings	41,103	437,747
First Eagle Private Credit LLC (A)(C)	8,978	2,168
Marlin Business Services Corp.	2,657	58,401
On Deck Capital, Inc. (A)	19,725	81,662
		1,462,595
Insurance – 2.2%
Ambac Financial Group, Inc. (A)	12,638	272,602
American Equity Investment Life Holding Company	25,081	750,674
AMERISAFE, Inc.	5,249	346,591
Argo Group International Holdings, Ltd.	9,011	592,473
Citizens, Inc. (A)(B)	13,973	94,318
CNO Financial Group, Inc.	43,352	785,972
Crawford & Company, Class A	4,655	53,393
eHealth, Inc. (A)	6,173	593,102
Employers Holdings, Inc.	8,614	359,635
Enstar Group, Ltd. (A)	3,174	656,574
FBL Financial Group, Inc., Class A	2,868	169,011
FedNat Holding Company	3,714	61,764
Genworth Financial, Inc., Class A (A)	140,022	616,097
Global Indemnity, Ltd.	2,475	73,334
Goosehead Insurance, Inc., Class A (B)	3,114	132,034
Greenlight Capital Re, Ltd., Class A (A)	8,944	90,424
Hallmark Financial Services, Inc. (A)	4,018	70,596
HCI Group, Inc.	1,923	87,785
Health Insurance Innovations, Inc., Class A (A)	2,704	52,160
Heritage Insurance Holdings, Inc.	7,588	100,541
Horace Mann Educators Corp.	11,491	501,697
Investors Title Company	446	71,003
James River Group Holdings, Ltd.	8,079	332,936
Kinsale Capital Group, Inc.	5,625	571,838
MBIA, Inc. (A)	22,230	206,739
National General Holdings Corp.	18,875	417,138
National Western Life Group, Inc., Class A	669	194,599
Palomar Holdings, Inc. (A)	1,682	84,924

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
ProAssurance Corp.	14,731	$532,378
ProSight Global, Inc. (A)	2,372	38,260
Protective Insurance Corp., Class B	3,455	55,591
RLI Corp.	10,983	988,690
Safety Insurance Group, Inc.	4,045	374,284
Selective Insurance Group, Inc.	16,087	1,048,712
State Auto Financial Corp.	4,981	154,511
Stewart Information Services Corp.	6,465	263,707
Third Point Reinsurance, Ltd. (A)	20,883	219,689
Tiptree, Inc.	8,615	70,126
Trupanion, Inc. (A)	8,114	303,950
United Fire Group, Inc.	5,858	256,170
United Insurance Holdings Corp.	6,169	77,791
Universal Insurance Holdings, Inc.	8,491	237,663
Watford Holdings, Ltd. (A)	5,715	143,789
		13,105,265
Mortgage real estate investment trusts – 1.2%
AG Mortgage Investment Trust, Inc.	9,590	147,878
Anworth Mortgage Asset Corp.	30,387	106,962
Apollo Commercial Real Estate Finance, Inc.	41,731	763,260
Ares Commercial Real Estate Corp.	8,012	126,910
Arlington Asset Investment Corp., Class A	11,501	64,061
ARMOUR Residential REIT, Inc.	16,054	286,885
Blackstone Mortgage Trust, Inc., Class A	33,636	1,251,932
Capstead Mortgage Corp.	24,872	196,986
Cherry Hill Mortgage Investment Corp.	4,968	72,483
Colony Credit Real Estate, Inc.	22,811	300,193
Dynex Capital, Inc.	7,187	121,748
Ellington Financial, Inc.	7,781	142,626
Exantas Capital Corp.	9,416	111,203
Granite Point Mortgage Trust, Inc.	14,612	268,569
Great Ajax Corp.	5,522	81,781
Invesco Mortgage Capital, Inc.	38,376	638,960
KKR Real Estate Finance Trust, Inc.	6,348	129,626
Ladder Capital Corp.	28,456	513,346
New York Mortgage Trust, Inc.	62,832	391,443
Orchid Island Capital, Inc.	17,019	99,561
PennyMac Mortgage Investment Trust	22,314	497,379
Ready Capital Corp.	8,765	135,156
Redwood Trust, Inc.	26,312	435,200
TPG RE Finance Trust, Inc.	12,910	261,686
Western Asset Mortgage Capital Corp.	13,614	140,633
		7,286,467
Thrifts and mortgage finance – 2.1%
Axos Financial, Inc. (A)	15,995	484,329
Bridgewater Bancshares, Inc. (A)	7,659	105,541
Capitol Federal Financial, Inc.	35,782	491,287
Columbia Financial, Inc. (A)	14,735	249,611
Entegra Financial Corp. (A)	2,426	73,168
ESSA Bancorp, Inc.	3,655	61,952
Essent Group, Ltd.	26,557	1,380,698
Federal Agricultural Mortgage Corp., Class C	2,485	207,498
First Defiance Financial Corp.	5,657	178,139
Flagstar Bancorp, Inc.	7,727	295,558
FS Bancorp, Inc.	1,494	95,302
Hingham Institution for Savings	471	99,004
Home Bancorp, Inc.	2,486	97,426
HomeStreet, Inc. (A)	6,609	224,706
Kearny Financial Corp.	23,390	323,484
Luther Burbank Corp.	6,175	71,198
Merchants Bancorp	2,786	54,912
Meridian Bancorp, Inc.	13,840	278,046
Meta Financial Group, Inc.	9,817	358,419
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
MMA Capital Holdings, Inc. (A)	1,771	$56,318
Mr. Cooper Group, Inc. (A)	21,221	265,475
NMI Holdings, Inc., Class A (A)	18,140	601,885
Northfield Bancorp, Inc.	13,058	221,464
Northwest Bancshares, Inc.	27,566	458,423
OceanFirst Financial Corp.	14,303	365,299
Ocwen Financial Corp. (A)	38,977	53,398
OP Bancorp	5,074	52,617
PCSB Financial Corp.	4,981	100,865
PDL Community Bancorp (A)	3,574	52,538
PennyMac Financial Services, Inc.	6,843	232,936
Pioneer Bancorp, Inc. (A)	3,124	47,828
Provident Bancorp, Inc. (A)	3,371	41,969
Provident Financial Services, Inc.	16,824	414,712
Radian Group, Inc.	56,336	1,417,414
Riverview Bancorp, Inc.	8,172	67,092
Southern Missouri Bancorp, Inc.	2,365	90,721
Sterling Bancorp, Inc.	5,758	46,640
Territorial Bancorp, Inc.	2,461	76,143
Timberland Bancorp, Inc.	2,152	64,000
TrustCo Bank Corp.	28,403	246,254
United Community Financial Corp.	13,633	158,961
Walker & Dunlop, Inc.	7,643	494,349
Washington Federal, Inc.	21,394	784,090
Waterstone Financial, Inc.	7,735	147,197
Western New England Bancorp, Inc.	8,517	82,019
WSFS Financial Corp.	14,524	638,911
		12,409,796
		103,402,617
Health care – 17.2%
Biotechnology – 7.7%
ACADIA Pharmaceuticals, Inc. (A)	29,173	1,248,021
Acceleron Pharma, Inc. (A)	12,571	666,514
Achillion Pharmaceuticals, Inc. (A)	38,373	231,389
Acorda Therapeutics, Inc. (A)	13,647	27,840
Adamas Pharmaceuticals, Inc. (A)	7,054	26,735
ADMA Biologics, Inc. (A)	15,098	60,392
Adverum Biotechnologies, Inc. (A)	15,391	177,304
Aeglea BioTherapeutics, Inc. (A)	8,175	62,457
Affimed NV (A)	17,486	47,912
Agenus, Inc. (A)	30,554	124,355
Aimmune Therapeutics, Inc. (A)	12,497	418,275
Akcea Therapeutics, Inc. (A)	3,698	62,644
Akebia Therapeutics, Inc. (A)	33,504	211,745
Albireo Pharma, Inc. (A)	3,274	83,225
Alder Biopharmaceuticals, Inc. (A)(B)(C)	20,275	17,842
Aldeyra Therapeutics, Inc. (A)	6,833	39,700
Alector, Inc. (A)	8,504	146,524
Allakos, Inc. (A)	5,378	512,846
Allogene Therapeutics, Inc. (A)	10,834	281,467
AMAG Pharmaceuticals, Inc. (A)	9,681	117,818
Amicus Therapeutics, Inc. (A)	71,202	693,507
AnaptysBio, Inc. (A)	6,924	112,515
Anavex Life Sciences Corp. (A)	13,647	35,346
Anika Therapeutics, Inc. (A)	3,709	192,312
Apellis Pharmaceuticals, Inc. (A)	13,509	413,646
Arcus Biosciences, Inc. (A)	9,623	97,192
Ardelyx, Inc. (A)	13,930	104,545
Arena Pharmaceuticals, Inc. (A)	13,882	630,520
ArQule, Inc. (A)	31,033	619,419
Arrowhead Pharmaceuticals, Inc. (A)	25,853	1,639,856
Assembly Biosciences, Inc. (A)	6,622	135,486
Atara Biotherapeutics, Inc. (A)	14,512	239,013
Athenex, Inc. (A)	19,243	293,841
Athersys, Inc. (A)	42,122	51,810

The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Audentes Therapeutics, Inc. (A)	12,648	$756,856
Avid Bioservices, Inc. (A)	15,818	121,324
Avrobio, Inc. (A)	5,923	119,230
Baudax Bio, Inc. (A)	2,238	15,487
Beyondspring, Inc. (A)	3,523	54,607
BioCryst Pharmaceuticals, Inc. (A)	33,176	114,457
Biohaven Pharmaceutical Holding Company, Ltd. (A)	10,882	592,416
BioSpecifics Technologies Corp. (A)	1,875	106,763
Blueprint Medicines Corp. (A)	13,540	1,084,689
Bridgebio Pharma, Inc. (A)	6,306	221,025
Calithera Biosciences, Inc. (A)	14,229	81,248
CareDx, Inc. (A)	11,455	247,084
CASI Pharmaceuticals, Inc. (A)	15,524	47,969
Catalyst Pharmaceuticals, Inc. (A)	26,994	101,228
Cellular Biomedicine Group, Inc. (A)	3,590	58,302
CEL-SCI Corp. (A)	7,785	71,233
ChemoCentryx, Inc. (A)	11,894	470,408
Clovis Oncology, Inc. (A)(B)	14,719	153,446
Coherus Biosciences, Inc. (A)	17,200	309,686
Concert Pharmaceuticals, Inc. (A)	6,263	57,776
Constellation Pharmaceuticals, Inc. (A)	4,490	211,524
Corbus Pharmaceuticals Holdings, Inc. (A)	17,742	96,871
Crinetics Pharmaceuticals, Inc. (A)	3,370	84,553
Cue Biopharma, Inc. (A)	6,408	101,727
Cyclerion Therapeutics, Inc. (A)	6,864	18,670
Cytokinetics, Inc. (A)	15,745	167,054
CytomX Therapeutics, Inc. (A)	13,273	110,299
Deciphera Pharmaceuticals, Inc. (A)	5,339	332,299
Denali Therapeutics, Inc. (A)	13,522	235,553
Dicerna Pharmaceuticals, Inc. (A)	14,539	320,294
Dynavax Technologies Corp. (A)(B)	24,025	137,423
Eagle Pharmaceuticals, Inc. (A)	2,530	152,002
Editas Medicine, Inc. (A)	14,003	414,629
Eidos Therapeutics, Inc. (A)	3,096	177,679
Eiger BioPharmaceuticals, Inc. (A)	6,973	103,898
Emergent BioSolutions, Inc. (A)	12,653	682,629
Enanta Pharmaceuticals, Inc. (A)	4,820	297,780
Epizyme, Inc. (A)	21,824	536,870
Esperion Therapeutics, Inc. (A)	6,970	415,621
Exact Sciences Corp. (A)	3,371	311,750
Fate Therapeutics, Inc. (A)	14,667	287,033
FibroGen, Inc. (A)	21,540	923,851
Five Prime Therapeutics, Inc. (A)	10,595	48,631
Flexion Therapeutics, Inc. (A)	9,629	199,320
Forty Seven, Inc. (A)	6,727	264,842
G1 Therapeutics, Inc. (A)	9,511	251,376
Galectin Therapeutics, Inc. (A)	12,203	34,901
Geron Corp. (A)	49,609	67,468
Global Blood Therapeutics, Inc. (A)	16,062	1,276,768
GlycoMimetics, Inc. (A)	10,230	54,117
Gossamer Bio, Inc. (A)	12,051	188,357
Gritstone Oncology, Inc. (A)	7,174	64,351
Halozyme Therapeutics, Inc. (A)	39,915	707,693
Heron Therapeutics, Inc. (A)	20,669	485,722
Homology Medicines, Inc. (A)	7,163	148,274
ImmunoGen, Inc. (A)	41,569	212,210
Immunomedics, Inc. (A)	48,490	1,026,048
Inovio Pharmaceuticals, Inc. (A)	28,674	94,624
Insmed, Inc. (A)	24,791	592,009
Intellia Therapeutics, Inc. (A)	11,217	164,553
Intercept Pharmaceuticals, Inc. (A)	7,003	867,812
Intrexon Corp. (A)	20,703	113,452
Invitae Corp. (A)	24,059	388,072
Iovance Biotherapeutics, Inc. (A)	31,813	880,584
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Ironwood Pharmaceuticals, Inc. (A)	43,202	$575,019
Kadmon Holdings, Inc. (A)	37,874	171,569
KalVista Pharmaceuticals, Inc. (A)	3,588	63,902
Karyopharm Therapeutics, Inc. (A)	16,570	317,647
Kindred Biosciences, Inc. (A)	11,006	93,331
Kodiak Sciences, Inc. (A)	6,708	482,641
Krystal Biotech, Inc. (A)	2,900	160,602
Kura Oncology, Inc. (A)	9,737	133,884
La Jolla Pharmaceutical Company (A)	6,219	24,441
Lexicon Pharmaceuticals, Inc. (A)	12,992	53,917
Ligand Pharmaceuticals, Inc. (A)	5,143	536,363
Lineage Cell Therapeutics, Inc. (A)	36,073	32,105
MacroGenics, Inc. (A)	13,402	145,814
Madrigal Pharmaceuticals, Inc. (A)	2,200	200,442
Magenta Therapeutics, Inc. (A)	5,860	88,838
MannKind Corp. (A)	54,772	70,656
Marker Therapeutics, Inc. (A)	8,452	24,342
MediciNova, Inc. (A)(B)	12,479	84,108
MEI Pharma, Inc. (A)	21,050	52,204
MeiraGTx Holdings PLC (A)	4,953	99,159
Minerva Neurosciences, Inc. (A)	9,516	67,659
Mirati Therapeutics, Inc. (A)	7,544	972,120
Molecular Templates, Inc. (A)	4,990	69,785
Momenta Pharmaceuticals, Inc. (A)	27,682	546,166
Myriad Genetics, Inc. (A)	19,432	529,133
Natera, Inc. (A)	15,540	523,543
Novavax, Inc. (A)	7,433	29,583
OPKO Health, Inc. (A)	98,990	145,515
Palatin Technologies, Inc. (A)	57,848	45,249
PDL BioPharma, Inc. (A)	33,291	108,029
Pfenex, Inc. (A)	8,536	93,725
Pieris Pharmaceuticals, Inc. (A)	14,196	51,390
Portola Pharmaceuticals, Inc. (A)	20,783	496,298
Principia Biopharma, Inc. (A)	3,835	210,081
Progenics Pharmaceuticals, Inc. (A)	24,422	124,308
Protagonist Therapeutics, Inc. (A)	5,071	35,751
Prothena Corp. PLC (A)	11,780	186,477
PTC Therapeutics, Inc. (A)	15,905	763,917
Puma Biotechnology, Inc. (A)	9,080	79,450
Ra Pharmaceuticals, Inc. (A)	9,605	450,763
Radius Health, Inc. (A)	12,578	253,572
REGENXBIO, Inc. (A)	9,311	381,472
Replimune Group, Inc. (A)	3,418	49,048
Retrophin, Inc. (A)	11,682	165,884
Rhythm Pharmaceuticals, Inc. (A)	6,648	152,638
Rigel Pharmaceuticals, Inc. (A)	48,530	103,854
Rocket Pharmaceuticals, Inc. (A)	8,387	190,888
Rubius Therapeutics, Inc. (A)	10,242	97,299
Sangamo Therapeutics, Inc. (A)	32,308	270,418
Scholar Rock Holding Corp. (A)	5,310	69,986
Seres Therapeutics, Inc. (A)	11,373	39,237
Solid Biosciences, Inc. (A)	5,689	25,316
Sorrento Therapeutics, Inc. (A)	37,125	125,483
Spectrum Pharmaceuticals, Inc. (A)	31,575	114,933
Spero Therapeutics, Inc. (A)	3,525	33,893
Stemline Therapeutics, Inc. (A)	12,776	135,809
Stoke Therapeutics, Inc. (A)	2,592	73,405
Sutro Biopharma, Inc. (A)	3,504	38,544
Syndax Pharmaceuticals, Inc. (A)	5,933	52,092
Synergy Pharmaceuticals, Inc. (A)(C)	80,513	233
Synthorx, Inc. (A)	2,865	200,235
Syros Pharmaceuticals, Inc. (A)	10,270	70,966
TCR2 Therapeutics, Inc. (A)	3,501	49,994
TG Therapeutics, Inc. (A)	22,992	255,211
The Medicines Company (A)	20,896	1,774,905

The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Translate Bio, Inc. (A)	8,539	$69,507
Turning Point Therapeutics, Inc. (A)(B)	1,841	114,676
Twist Bioscience Corp. (A)	6,033	126,693
Ultragenyx Pharmaceutical, Inc. (A)	15,195	648,978
UNITY Biotechnology, Inc. (A)	8,336	60,103
UroGen Pharma, Ltd. (A)	5,527	184,436
Vanda Pharmaceuticals, Inc. (A)	14,705	241,309
Veracyte, Inc. (A)	13,000	362,960
Vericel Corp. (A)	12,357	215,012
Viking Therapeutics, Inc. (A)	18,106	145,210
Voyager Therapeutics, Inc. (A)	6,919	96,520
X4 Pharmaceuticals, Inc. (A)	3,626	38,798
XBiotech, Inc. (A)	5,510	102,844
Xencor, Inc. (A)	13,176	453,123
Y-mAbs Therapeutics, Inc. (A)	5,843	182,594
ZIOPHARM Oncology, Inc. (A)	44,974	212,277
		45,780,721
Health care equipment and supplies – 3.8%
Accuray, Inc. (A)	26,303	74,174
Alphatec Holdings, Inc. (A)	10,821	76,775
AngioDynamics, Inc. (A)	10,221	163,638
Antares Pharma, Inc. (A)	45,620	214,414
Apyx Medical Corp. (A)	9,616	81,351
AtriCure, Inc. (A)	10,296	334,723
Atrion Corp.	393	295,340
Avanos Medical, Inc. (A)	13,121	442,178
Axogen, Inc. (A)	9,745	174,338
Axonics Modulation Technologies, Inc. (A)	4,207	116,576
BioLife Solutions, Inc. (A)	1,919	31,049
BioSig Technologies, Inc. (A)	4,545	26,906
Cardiovascular Systems, Inc. (A)	9,457	459,516
Cerus Corp. (A)	38,690	163,272
Conformis, Inc. (A)	18,997	28,496
CONMED Corp.	7,482	836,712
CryoLife, Inc. (A)	10,087	273,257
CryoPort, Inc. (A)	8,679	142,856
Cutera, Inc. (A)	3,934	140,877
CytoSorbents Corp. (A)	9,642	37,122
GenMark Diagnostics, Inc. (A)	15,634	75,200
Glaukos Corp. (A)	10,754	585,770
Globus Medical, Inc., Class A (A)	20,932	1,232,476
Haemonetics Corp. (A)	14,118	1,622,158
Heska Corp. (A)	1,945	186,603
Inogen, Inc. (A)	5,106	348,893
Integer Holdings Corp. (A)	8,961	720,733
IntriCon Corp. (A)	2,352	42,336
Invacare Corp.	9,478	85,492
iRhythm Technologies, Inc. (A)	6,859	467,029
Lantheus Holdings, Inc. (A)	10,556	216,504
LeMaitre Vascular, Inc.	4,538	163,141
LivaNova PLC (A)	13,426	1,012,723
Meridian Bioscience, Inc.	11,941	116,664
Merit Medical Systems, Inc. (A)	14,862	463,992
Mesa Laboratories, Inc.	1,031	257,131
Misonix, Inc. (A)	2,294	42,691
Natus Medical, Inc. (A)	9,337	308,028
Neogen Corp. (A)	14,172	924,865
Neuronetics, Inc. (A)	4,253	19,096
Nevro Corp. (A)	8,233	967,707
Novocure, Ltd. (A)	24,004	2,022,795
NuVasive, Inc. (A)	14,328	1,108,128
OraSure Technologies, Inc. (A)	17,412	139,818
Orthofix Medical, Inc. (A)	5,009	231,316
OrthoPediatrics Corp. (A)	2,524	118,603
Pulse Biosciences, Inc. (A)	3,363	45,098
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Quidel Corp. (A)	9,812	$736,194
Rockwell Medical, Inc. (A)	18,935	46,201
RTI Surgical Holdings, Inc. (A)	17,814	48,810
SeaSpine Holdings Corp. (A)	4,828	57,984
Senseonics Holdings, Inc. (A)(B)	39,053	35,773
Shockwave Medical, Inc. (A)	1,886	82,833
SI-BONE, Inc. (A)	4,530	97,395
Sientra, Inc. (A)	10,934	97,750
Silk Road Medical, Inc. (A)	3,183	128,530
STAAR Surgical Company (A)	12,379	435,369
Surmodics, Inc. (A)	3,698	153,208
Tactile Systems Technology, Inc. (A)	5,063	341,803
Tandem Diabetes Care, Inc. (A)	15,471	922,226
TransEnterix, Inc. (A)	4,327	6,361
TransMedics Group, Inc. (A)	2,030	38,590
Utah Medical Products, Inc.	1,031	111,245
Vapotherm, Inc. (A)	4,216	51,267
Varex Imaging Corp. (A)	10,446	311,395
ViewRay, Inc. (A)	20,324	85,767
Wright Medical Group NV (A)(B)	34,877	1,063,051
Zynex, Inc. (A)	4,455	35,061
		22,525,373
Health care providers and services – 2.2%
Addus HomeCare Corp. (A)	2,872	279,216
Amedisys, Inc. (A)	8,655	1,444,693
American Renal Associates Holdings, Inc. (A)	5,377	55,759
AMN Healthcare Services, Inc. (A)	12,683	790,278
Apollo Medical Holdings, Inc. (A)	1,956	36,010
BioTelemetry, Inc. (A)	9,258	428,645
Brookdale Senior Living, Inc. (A)	51,230	372,442
Catasys, Inc. (A)	2,110	34,414
Community Health Systems, Inc. (A)	24,388	70,725
CorVel Corp. (A)	2,480	216,653
Cross Country Healthcare, Inc. (A)	10,277	119,419
Diplomat Pharmacy, Inc. (A)	16,673	66,692
Enzo Biochem, Inc. (A)	13,512	35,537
Genesis Healthcare, Inc. (A)	25,508	41,833
Hanger, Inc. (A)	10,067	277,950
HealthEquity, Inc. (A)	19,153	1,418,663
LHC Group, Inc. (A)	8,294	1,142,581
Magellan Health, Inc. (A)	6,078	475,604
National HealthCare Corp.	3,299	285,133
National Research Corp.	3,363	221,756
Option Care Health, Inc. (A)	34,519	128,756
Owens & Minor, Inc.	17,359	89,746
Patterson Companies, Inc.	23,115	473,395
PetIQ, Inc. (A)	5,515	138,151
R1 RCM, Inc. (A)	28,706	372,604
RadNet, Inc. (A)	11,818	239,905
Select Medical Holdings Corp. (A)	30,436	710,376
Surgery Partners, Inc. (A)	7,107	111,260
Tenet Healthcare Corp. (A)	28,465	1,082,524
The Ensign Group, Inc.	13,961	633,411
The Joint Corp. (A)	3,726	60,138
The Pennant Group, Inc. (A)	7,103	234,896
The Providence Service Corp. (A)	3,272	193,637
Tivity Health, Inc. (A)	13,106	266,642
Triple-S Management Corp., Class B (A)	6,329	117,023
US Physical Therapy, Inc.	3,458	395,422
		13,061,889
Health care technology – 1.0%
Allscripts Healthcare Solutions, Inc. (A)	46,069	452,167
Castlight Health, Inc., B Shares (A)	31,131	41,404
Computer Programs & Systems, Inc.	3,816	100,742

The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care technology (continued)
Evolent Health, Inc., Class A (A)	20,928	$189,398
Health Catalyst, Inc. (A)	2,264	78,561
HealthStream, Inc. (A)	7,361	200,219
HMS Holdings Corp. (A)	24,011	710,726
Inovalon Holdings, Inc., Class A (A)	19,726	371,243
Inspire Medical Systems, Inc. (A)	3,645	270,495
Livongo Health, Inc. (A)	4,049	101,468
NextGen Healthcare, Inc. (A)	15,089	242,480
Omnicell, Inc. (A)	11,452	935,857
OptimizeRx Corp. (A)	3,984	40,916
Phreesia, Inc. (A)	2,742	73,047
Simulations Plus, Inc.	3,339	97,065
Tabula Rasa HealthCare, Inc. (A)	5,427	264,186
Teladoc Health, Inc. (A)	19,731	1,651,879
Vocera Communications, Inc. (A)	8,620	178,951
		6,000,804
Life sciences tools and services – 0.8%
Accelerate Diagnostics, Inc. (A)	7,669	129,606
ChromaDex Corp. (A)(B)	13,139	56,629
Codexis, Inc. (A)	14,674	234,637
Fluidigm Corp. (A)	19,917	69,311
Luminex Corp.	11,710	271,204
Medpace Holdings, Inc. (A)	7,646	642,723
NanoString Technologies, Inc. (A)	9,265	257,752
NeoGenomics, Inc. (A)	26,224	767,052
Pacific Biosciences of California, Inc. (A)	39,600	203,544
Personalis, Inc. (A)	2,544	27,730
Quanterix Corp. (A)	3,601	85,092
Repligen Corp. (A)	14,316	1,324,230
Syneos Health, Inc. (A)	17,202	1,023,089
		5,092,599
Pharmaceuticals – 1.7%
AcelRx Pharmaceuticals, Inc. (A)	22,655	47,802
Aerie Pharmaceuticals, Inc. (A)(B)	11,848	286,366
Akorn, Inc. (A)	26,043	39,065
Amneal Pharmaceuticals, Inc. (A)	27,332	131,740
Amphastar Pharmaceuticals, Inc. (A)	10,160	195,986
ANI Pharmaceuticals, Inc. (A)	2,569	158,430
Arvinas, Inc. (A)	5,272	216,626
Axsome Therapeutics, Inc. (A)	7,025	726,104
BioDelivery Sciences International, Inc. (A)	23,865	150,827
Cara Therapeutics, Inc. (A)(B)	11,143	179,514
Chiasma, Inc. (A)	10,188	50,532
Collegium Pharmaceutical, Inc. (A)	9,182	188,966
Corcept Therapeutics, Inc. (A)	26,730	323,433
Corium International, Inc. (A)(B)(C)	8,600	1,548
CorMedix, Inc. (A)	6,950	50,596
Cymabay Therapeutics, Inc. (A)	20,155	39,504
Dermira, Inc. (A)	13,790	209,056
Elanco Animal Health, Inc. (A)(C)	15,082	382
Eloxx Pharmaceuticals, Inc. (A)	8,365	61,566
Endo International PLC (A)	62,784	294,457
Evolus, Inc. (A)	4,395	53,487
EyePoint Pharmaceuticals, Inc. (A)	18,803	29,145
Innoviva, Inc. (A)	18,012	255,050
Intersect ENT, Inc. (A)	8,588	213,841
Intra-Cellular Therapies, Inc. (A)	12,671	434,742
Lannett Company, Inc. (A)	8,840	77,969
Mallinckrodt PLC (A)	24,261	84,671
MyoKardia, Inc. (A)	12,335	899,036
Ocular Therapeutix, Inc. (A)	12,548	49,565
Odonate Therapeutics, Inc. (A)	3,311	107,442
Omeros Corp. (A)	13,111	184,734
Optinose, Inc. (A)	7,418	68,394
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pacira BioSciences, Inc. (A)	11,303	$512,026
Paratek Pharmaceuticals, Inc. (A)	9,846	39,679
Phibro Animal Health Corp., Class A	5,936	147,391
Prestige Consumer Healthcare, Inc. (A)	14,036	568,458
Reata Pharmaceuticals, Inc., Class A (A)	5,572	1,139,084
Recro Pharma, Inc. (A)	5,597	102,593
resTORbio, Inc. (A)	4,896	7,295
Revance Therapeutics, Inc. (A)	12,544	203,589
SIGA Technologies, Inc. (A)	16,066	76,635
Supernus Pharmaceuticals, Inc. (A)	13,839	328,261
TherapeuticsMD, Inc. (A)	55,318	133,870
Theravance Biopharma, Inc. (A)	12,478	323,055
Tricida, Inc. (A)	6,152	232,176
Verrica Pharmaceuticals, Inc. (A)	3,890	61,812
WaVe Life Sciences, Ltd. (A)	6,405	51,336
Xeris Pharmaceuticals, Inc. (A)	7,814	55,089
Zogenix, Inc. (A)	11,841	617,271
Zynerba Pharmaceuticals, Inc. (A)	6,587	39,785
		10,449,981
		102,911,367
Industrials – 15.4%
Aerospace and defense – 1.2%
AAR Corp.	9,263	417,761
Aerojet Rocketdyne Holdings, Inc. (A)	20,156	920,323
AeroVironment, Inc. (A)	5,966	368,341
Astronics Corp. (A)	6,800	190,060
Axon Enterprise, Inc. (A)	16,129	1,181,933
Cubic Corp.	8,630	548,609
Ducommun, Inc. (A)	3,066	154,925
Kratos Defense & Security Solutions, Inc. (A)	24,973	449,764
Maxar Technologies, Inc.	16,688	261,501
Mercury Systems, Inc. (A)	14,966	1,034,300
Moog, Inc., Class A	8,888	758,413
National Presto Industries, Inc.	1,411	124,718
Park Aerospace Corp.	5,569	90,608
Parsons Corp. (A)	5,282	218,041
Triumph Group, Inc.	13,791	348,499
Vectrus, Inc. (A)	3,175	162,751
Wesco Aircraft Holdings, Inc. (A)	14,562	160,473
		7,391,020
Air freight and logistics – 0.3%
Air Transport Services Group, Inc. (A)	16,374	384,134
Atlas Air Worldwide Holdings, Inc. (A)	6,436	177,441
Echo Global Logistics, Inc. (A)	7,621	157,755
Forward Air Corp.	7,906	553,025
Hub Group, Inc., Class A (A)	9,035	463,405
Radiant Logistics, Inc. (A)	11,333	63,125
		1,798,885
Airlines – 0.5%
Allegiant Travel Company	3,569	621,149
Hawaiian Holdings, Inc.	13,010	381,063
Mesa Air Group, Inc. (A)	6,410	57,305
SkyWest, Inc.	13,801	891,959
Spirit Airlines, Inc. (A)	18,881	761,093
		2,712,569
Building products – 1.5%
AAON, Inc.	11,326	559,618
Advanced Drainage Systems, Inc.	10,030	389,565
American Woodmark Corp. (A)	4,618	482,627
Apogee Enterprises, Inc.	7,307	237,478
Armstrong Flooring, Inc. (A)	5,531	23,617
Builders FirstSource, Inc. (A)	31,564	802,041

The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Caesarstone, Ltd.	6,540	$98,558
Continental Building Products, Inc. (A)	9,666	352,132
Cornerstone Building Brands, Inc. (A)	13,435	114,332
CSW Industrials, Inc.	4,072	313,544
Gibraltar Industries, Inc. (A)	8,945	451,186
Griffon Corp.	10,179	206,939
Insteel Industries, Inc.	5,300	113,897
JELD-WEN Holding, Inc. (A)	18,908	442,636
Masonite International Corp. (A)	6,958	502,437
Patrick Industries, Inc.	6,327	331,725
PGT Innovations, Inc. (A)	15,814	235,787
Quanex Building Products Corp.	9,374	160,108
Simpson Manufacturing Company, Inc.	12,293	986,267
Trex Company, Inc. (A)	16,192	1,455,337
Universal Forest Products, Inc.	16,423	783,377
		9,043,208
Commercial services and supplies – 2.6%
ABM Industries, Inc.	18,336	691,451
ACCO Brands Corp.	27,151	254,133
Advanced Disposal Services, Inc. (A)	20,033	658,485
Brady Corp., Class A	13,094	749,762
BrightView Holdings, Inc. (A)	8,687	146,550
Casella Waste Systems, Inc., Class A (A)	12,411	571,278
CECO Environmental Corp. (A)	9,597	73,513
Cimpress PLC (A)	6,000	754,620
Covanta Holding Corp.	32,896	488,177
Deluxe Corp.	11,910	594,547
Ennis, Inc.	7,603	164,605
Healthcare Services Group, Inc.	20,730	504,154
Heritage-Crystal Clean, Inc. (A)	4,419	138,624
Herman Miller, Inc.	16,309	679,270
HNI Corp.	11,920	446,523
Interface, Inc.	16,439	272,723
Kimball International, Inc., Class B	10,228	211,413
Knoll, Inc.	13,706	346,214
Matthews International Corp., Class A	8,670	330,934
McGrath RentCorp	6,714	513,890
Mobile Mini, Inc.	12,448	471,904
MSA Safety, Inc.	9,701	1,225,818
PICO Holdings, Inc. (A)	6,676	74,237
Pitney Bowes, Inc.	47,669	192,106
Quad/Graphics, Inc.	9,392	43,861
RR Donnelley & Sons Company	20,359	80,418
SP Plus Corp. (A)	6,378	270,619
Steelcase, Inc., Class A	24,103	493,147
Team, Inc. (A)	8,426	134,563
Tetra Tech, Inc.	15,096	1,300,671
The Brink's Company	13,778	1,249,389
UniFirst Corp.	4,149	838,015
US Ecology, Inc.	6,262	362,632
Viad Corp.	5,495	370,913
VSE Corp.	2,580	98,143
		15,797,302
Construction and engineering – 1.0%
Aegion Corp. (A)	8,655	193,612
Ameresco, Inc., Class A (A)	6,407	112,123
Arcosa, Inc.	13,393	596,658
Argan, Inc.	4,081	163,811
Comfort Systems USA, Inc.	10,084	502,687
Construction Partners, Inc., Class A (A)	3,642	61,441
Dycom Industries, Inc. (A)	8,431	397,522
EMCOR Group, Inc.	15,310	1,321,253
Granite Construction, Inc.	13,032	360,595
Great Lakes Dredge & Dock Corp. (A)	17,127	194,049
IES Holdings, Inc. (A)	2,549	65,407
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
MasTec, Inc. (A)	16,493	$1,058,191
MYR Group, Inc. (A)	4,600	149,914
Northwest Pipe Company (A)	2,919	97,232
NV5 Global, Inc. (A)	2,897	146,154
Primoris Services Corp.	12,472	277,377
Sterling Construction Company, Inc. (A)	7,612	107,177
Tutor Perini Corp. (A)	10,975	141,139
WillScot Corp. (A)	14,562	269,251
		6,215,593
Electrical equipment – 0.9%
Allied Motion Technologies, Inc.	2,082	100,977
American Superconductor Corp. (A)	6,259	49,133
Atkore International Group, Inc. (A)	12,932	523,229
AZZ, Inc.	7,246	332,954
Bloom Energy Corp., Class A (A)	16,138	120,551
Encore Wire Corp.	5,679	325,975
EnerSys	11,770	880,749
Generac Holdings, Inc. (A)	16,834	1,693,332
Plug Power, Inc. (A)	65,938	208,364
Powell Industries, Inc.	2,600	127,374
Preformed Line Products Company	999	60,290
Sunrun, Inc. (A)	31,240	431,424
Thermon Group Holdings, Inc. (A)	9,279	248,677
TPI Composites, Inc. (A)	8,119	150,283
Vicor Corp. (A)	4,969	232,152
Vivint Solar, Inc. (A)(B)	12,306	89,342
		5,574,806
Industrial conglomerates – 0.1%
Raven Industries, Inc.	9,998	344,531
Machinery – 3.8%
Actuant Corp., Class A	15,372	400,133
Alamo Group, Inc.	2,691	337,855
Albany International Corp., Class A	8,347	633,704
Altra Industrial Motion Corp.	17,884	647,580
Astec Industries, Inc.	6,380	267,960
Barnes Group, Inc.	13,029	807,277
Blue Bird Corp. (A)	4,448	101,948
Briggs & Stratton Corp.	12,050	80,253
Chart Industries, Inc. (A)	9,972	673,010
CIRCOR International, Inc. (A)	5,463	252,609
Columbus McKinnon Corp.	6,486	259,635
Commercial Vehicle Group, Inc. (A)	8,629	54,794
Douglas Dynamics, Inc.	6,289	345,895
Energy Recovery, Inc. (A)	10,476	102,560
EnPro Industries, Inc.	5,658	378,407
ESCO Technologies, Inc.	7,025	649,813
Evoqua Water Technologies Corp. (A)	20,952	397,040
Federal Signal Corp.	16,462	530,900
Franklin Electric Company, Inc.	12,775	732,263
Graham Corp.	3,100	67,828
Harsco Corp. (A)	22,088	508,245
Helios Technologies, Inc.	8,227	380,334
Hillenbrand, Inc.	20,198	672,795
Hurco Companies, Inc.	2,170	83,241
Hyster-Yale Materials Handling, Inc.	2,878	169,687
John Bean Technologies Corp.	8,612	970,228
Kadant, Inc.	3,025	318,654
Kennametal, Inc.	22,699	837,366
LB Foster Company, Class A (A)	3,027	58,663
Lindsay Corp.	2,996	287,586
Luxfer Holdings PLC	7,533	139,436
Lydall, Inc. (A)	4,878	100,097
Meritor, Inc. (A)	21,882	573,090
Miller Industries, Inc.	3,096	114,954

The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Mueller Industries, Inc.	15,428	$489,839
Mueller Water Products, Inc., Class A	43,280	518,494
Navistar International Corp. (A)	13,755	398,070
NN, Inc.	11,948	110,519
Omega Flex, Inc.	773	82,935
Park-Ohio Holdings Corp.	2,703	90,956
Proto Labs, Inc. (A)	7,458	757,360
RBC Bearings, Inc. (A)	6,662	1,054,861
REV Group, Inc.	7,868	96,226
Rexnord Corp. (A)	29,034	947,089
Spartan Motors, Inc.	9,744	176,172
SPX Corp. (A)	12,018	611,476
SPX FLOW, Inc. (A)	11,631	568,407
Standex International Corp.	3,490	276,932
Tennant Company	4,965	386,873
Terex Corp.	17,506	521,329
The Gorman-Rupp Company	4,915	184,313
The Greenbrier Companies, Inc.	9,002	291,935
The Manitowoc Company, Inc. (A)	9,888	173,040
Titan International, Inc.	15,625	56,563
TriMas Corp. (A)	12,525	393,410
Twin Disc, Inc. (A)	3,560	39,231
Wabash National Corp.	14,772	217,001
Watts Water Technologies, Inc., Class A	7,557	753,886
Welbilt, Inc. (A)	35,830	559,306
		22,692,063
Marine – 0.1%
Costamare, Inc.	14,095	134,325
Eagle Bulk Shipping, Inc. (A)	12,772	58,751
Genco Shipping & Trading, Ltd.	4,365	46,356
Matson, Inc.	11,836	482,909
Scorpio Bulkers, Inc.	15,585	99,276
		821,617
Professional services – 1.5%
ASGN, Inc. (A)	14,116	1,001,813
Barrett Business Services, Inc.	2,006	181,463
BG Staffing, Inc.	3,063	67,049
CBIZ, Inc. (A)	14,101	380,163
CRA International, Inc.	2,306	125,608
Exponent, Inc.	14,246	983,116
Forrester Research, Inc. (A)	3,094	129,020
Franklin Covey Company (A)	2,844	91,662
FTI Consulting, Inc. (A)	10,244	1,133,601
GP Strategies Corp. (A)	4,188	55,407
Heidrick & Struggles International, Inc.	5,281	171,633
Huron Consulting Group, Inc. (A)	6,182	424,827
ICF International, Inc.	5,035	461,307
InnerWorkings, Inc. (A)	13,605	74,964
Insperity, Inc.	10,687	919,509
Kelly Services, Inc., Class A	9,166	206,968
Kforce, Inc.	6,029	239,351
Korn Ferry	15,583	660,719
Mistras Group, Inc. (A)	5,390	76,915
Resources Connection, Inc.	8,741	142,741
TriNet Group, Inc. (A)	12,342	698,681
TrueBlue, Inc. (A)	11,111	267,331
Upwork, Inc. (A)	15,821	168,810
Willdan Group, Inc. (A)	2,818	89,556
		8,752,214
Road and rail – 0.5%
ArcBest Corp.	7,266	200,542
Avis Budget Group, Inc. (A)	16,382	528,156
Covenant Transportation Group, Inc., Class A (A)	3,985	51,506
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Daseke, Inc. (A)	14,198	$44,866
Heartland Express, Inc.	12,944	272,471
Hertz Global Holdings, Inc. (A)	28,109	442,717
Marten Transport, Ltd.	11,221	241,139
Saia, Inc. (A)	7,179	668,508
Universal Logistics Holdings, Inc.	2,429	46,054
Werner Enterprises, Inc.	12,504	455,021
YRC Worldwide, Inc. (A)	9,937	25,339
		2,976,319
Trading companies and distributors – 1.4%
Aircastle, Ltd.	14,316	458,255
Applied Industrial Technologies, Inc.	10,612	707,714
Beacon Roofing Supply, Inc. (A)	18,813	601,640
BlueLinx Holdings, Inc. (A)	2,574	36,680
BMC Stock Holdings, Inc. (A)	18,452	529,388
CAI International, Inc. (A)	4,577	132,641
DXP Enterprises, Inc. (A)	4,596	182,967
EVI Industries, Inc. (A)	1,385	37,450
Foundation Building Materials, Inc. (A)	4,145	80,206
GATX Corp.	9,802	812,096
GMS, Inc. (A)	8,856	239,820
H&E Equipment Services, Inc.	8,908	297,794
Herc Holdings, Inc. (A)	6,710	328,387
Kaman Corp.	7,654	504,552
Lawson Products, Inc. (A)	1,308	68,147
MRC Global, Inc. (A)	22,273	303,804
NOW, Inc. (A)	29,884	335,896
Rush Enterprises, Inc., Class A	7,292	339,078
Rush Enterprises, Inc., Class B	1,606	73,394
SiteOne Landscape Supply, Inc. (A)	11,279	1,022,441
Systemax, Inc.	3,429	86,274
Textainer Group Holdings, Ltd. (A)	7,839	83,956
Titan Machinery, Inc. (A)	5,416	80,048
Transcat, Inc. (A)	2,294	73,087
Triton International, Ltd.	15,279	614,216
Veritiv Corp. (A)	4,033	79,329
Willis Lease Finance Corp. (A)	886	52,194
		8,161,454
		92,281,581
Information technology – 13.2%
Communications equipment – 1.1%
Acacia Communications, Inc. (A)	10,467	709,767
ADTRAN, Inc.	13,476	133,278
Applied Optoelectronics, Inc. (A)	5,601	66,540
CalAmp Corp. (A)	9,615	92,112
Calix, Inc. (A)	13,807	110,456
Casa Systems, Inc. (A)	9,076	37,121
Clearfield, Inc. (A)	3,483	48,553
Comtech Telecommunications Corp.	6,572	233,240
Digi International, Inc. (A)	8,092	143,390
Extreme Networks, Inc. (A)	32,584	240,144
Harmonic, Inc. (A)	24,221	188,924
Infinera Corp. (A)	48,873	388,052
Inseego Corp. (A)	12,491	91,559
InterDigital, Inc.	8,687	473,355
KVH Industries, Inc. (A)	5,101	56,774
Lumentum Holdings, Inc. (A)	21,126	1,675,292
NETGEAR, Inc. (A)	8,561	209,830
NetScout Systems, Inc. (A)	20,272	487,947
Plantronics, Inc.	9,294	254,098
Ribbon Communications, Inc. (A)	16,958	52,570
Viavi Solutions, Inc. (A)	63,398	950,970
		6,643,972

The accompanying notes are an integral part of the financial statements.	110

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components – 2.6%
Airgain, Inc. (A)	2,932	$31,343
Akoustis Technologies, Inc. (A)	7,409	59,272
Anixter International, Inc. (A)	8,421	775,574
Arlo Technologies, Inc. (A)	21,590	90,894
AVX Corp.	13,064	267,420
Badger Meter, Inc.	7,904	513,207
Bel Fuse, Inc., Class B	3,116	63,878
Belden, Inc.	10,788	593,340
Benchmark Electronics, Inc.	10,250	352,190
CTS Corp.	8,997	270,000
Daktronics, Inc.	10,723	65,303
ePlus, Inc. (A)	3,711	312,800
Fabrinet (A)	10,032	650,475
FARO Technologies, Inc. (A)	4,820	242,687
Fitbit, Inc., Class A (A)	61,888	406,604
II-VI, Inc. (A)	24,663	830,403
Insight Enterprises, Inc. (A)	9,805	689,193
Iteris, Inc. (A)	11,896	59,361
Itron, Inc. (A)	9,481	795,930
KEMET Corp.	15,708	424,901
Kimball Electronics, Inc. (A)	7,200	126,360
Knowles Corp. (A)	22,382	473,379
Methode Electronics, Inc.	10,062	395,940
MTS Systems Corp.	4,975	238,949
Napco Security Technologies, Inc. (A)	3,266	95,988
nLight, Inc. (A)	9,320	189,010
Novanta, Inc. (A)	9,307	823,111
OSI Systems, Inc. (A)	4,583	461,691
PAR Technology Corp. (A)	3,233	99,382
PC Connection, Inc.	3,137	155,783
Plexus Corp. (A)	7,993	614,981
Rogers Corp. (A)	5,108	637,121
Sanmina Corp. (A)	18,682	639,672
ScanSource, Inc. (A)	7,285	269,181
Tech Data Corp. (A)	10,019	1,438,728
TTM Technologies, Inc. (A)	27,568	414,898
Vishay Intertechnology, Inc.	36,527	777,660
Vishay Precision Group, Inc. (A)	3,025	102,850
		15,449,459
IT services – 2.1%
Brightcove, Inc. (A)	11,002	95,607
Cardtronics PLC, Class A (A)	10,358	462,485
Cass Information Systems, Inc.	3,970	229,228
Conduent, Inc. (A)	48,388	300,006
CSG Systems International, Inc.	9,127	472,596
Endurance International Group Holdings, Inc. (A)	20,141	94,663
EVERTEC, Inc.	16,762	570,578
Evo Payments, Inc., Class A (A)	9,574	252,849
ExlService Holdings, Inc. (A)	9,289	645,214
GTT Communications, Inc. (A)(B)	9,625	109,244
I3 Verticals, Inc., Class A (A)	4,051	114,441
International Money Express, Inc. (A)(B)	4,056	48,834
KBR, Inc.	39,012	1,189,866
Limelight Networks, Inc. (A)	32,669	133,290
LiveRamp Holdings, Inc. (A)	18,517	890,112
ManTech International Corp., Class A	7,390	590,313
MAXIMUS, Inc.	17,497	1,301,602
NIC, Inc.	18,166	406,010
Paysign, Inc. (A)(B)	8,287	84,113
Perficient, Inc. (A)	8,908	410,392
Perspecta, Inc.	39,106	1,033,963
PRGX Global, Inc. (A)	6,733	33,126
Science Applications International Corp.	16,348	1,422,603
StarTek, Inc. (A)	5,060	40,379
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Sykes Enterprises, Inc. (A)	10,574	$391,132
The Hackett Group, Inc.	6,983	112,706
TTEC Holdings, Inc.	3,974	157,450
Tucows, Inc., Class A (A)	2,650	163,717
Unisys Corp. (A)	14,092	167,131
Verra Mobility Corp. (A)	31,840	445,442
Virtusa Corp. (A)	8,088	366,629
		12,735,721
Semiconductors and semiconductor equipment – 2.8%
Adesto Technologies Corp. (A)	7,760	65,960
Advanced Energy Industries, Inc. (A)	10,514	748,597
Alpha & Omega Semiconductor, Ltd. (A)	5,793	78,901
Ambarella, Inc. (A)	8,686	526,024
Amkor Technology, Inc. (A)	27,050	351,650
Axcelis Technologies, Inc. (A)	9,073	218,614
AXT, Inc. (A)	11,517	50,099
Brooks Automation, Inc.	19,624	823,423
Cabot Microelectronics Corp.	7,984	1,152,251
CEVA, Inc. (A)	6,133	165,346
Cirrus Logic, Inc. (A)	16,016	1,319,879
Cohu, Inc.	11,354	259,439
Diodes, Inc. (A)	11,319	638,052
DSP Group, Inc. (A)	6,444	101,429
Enphase Energy, Inc. (A)	25,337	662,056
FormFactor, Inc. (A)	20,540	533,424
GSI Technology, Inc. (A)	5,134	36,400
Ichor Holdings, Ltd. (A)	6,130	203,945
Impinj, Inc. (A)	4,101	106,052
Inphi Corp. (A)	12,364	915,183
Lattice Semiconductor Corp. (A)	34,412	658,646
MACOM Technology Solutions Holdings, Inc. (A)	12,707	338,006
MaxLinear, Inc. (A)	18,024	382,469
NeoPhotonics Corp. (A)	11,043	97,399
NVE Corp.	1,373	98,032
Onto Innovation, Inc. (A)	13,340	487,444
PDF Solutions, Inc. (A)	8,242	139,207
Photronics, Inc. (A)	17,954	282,955
Power Integrations, Inc.	7,793	770,806
Rambus, Inc. (A)	30,381	418,498
Semtech Corp. (A)	18,219	963,785
Silicon Laboratories, Inc. (A)	11,833	1,372,391
SMART Global Holdings, Inc. (A)	3,564	135,218
SunPower Corp. (A)	17,516	136,625
Synaptics, Inc. (A)	9,262	609,162
Ultra Clean Holdings, Inc. (A)	10,886	255,494
Veeco Instruments, Inc. (A)	13,566	199,217
Xperi Corp.	13,589	251,397
		16,553,475
Software – 4.4%
8x8, Inc. (A)	25,893	473,842
A10 Networks, Inc. (A)	15,995	109,886
ACI Worldwide, Inc. (A)	31,717	1,201,599
Agilysys, Inc. (A)	5,704	144,939
Alarm.com Holdings, Inc. (A)	10,185	437,649
Altair Engineering, Inc., Class A (A)	10,847	389,516
American Software, Inc., Class A	8,368	124,516
Appfolio, Inc., Class A (A)	4,326	475,644
Appian Corp. (A)	8,635	329,943
Avaya Holdings Corp. (A)	30,803	415,841
Benefitfocus, Inc. (A)	8,326	182,672
Blackbaud, Inc.	13,500	1,074,600
Blackline, Inc. (A)	11,845	610,728
Bottomline Technologies DE, Inc. (A)	11,959	641,002
Box, Inc., Class A (A)	39,671	665,679

The accompanying notes are an integral part of the financial statements.	111

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
ChannelAdvisor Corp. (A)	7,738	$69,952
Cision, Ltd. (A)	25,734	256,568
Cloudera, Inc. (A)	65,430	760,951
CommVault Systems, Inc. (A)	11,077	494,477
Cornerstone OnDemand, Inc. (A)	15,759	922,689
Digimarc Corp. (A)	3,306	110,949
Digital Turbine, Inc. (A)	21,865	155,897
Domo, Inc., Class B (A)	5,035	109,360
Ebix, Inc.	6,493	216,931
eGain Corp. (A)	6,568	52,019
Envestnet, Inc. (A)	13,212	919,952
Everbridge, Inc. (A)	9,194	717,868
Five9, Inc. (A)	16,524	1,083,644
ForeScout Technologies, Inc. (A)	11,600	380,480
GTY Technology Holdings, Inc. (A)	11,454	67,464
Instructure, Inc. (A)	9,462	456,163
Intelligent Systems Corp. (A)	1,903	76,006
j2 Global, Inc.	12,844	1,203,611
LivePerson, Inc. (A)	17,025	629,925
MicroStrategy, Inc., Class A (A)	2,265	323,057
Mitek Systems, Inc. (A)	10,699	81,847
MobileIron, Inc. (A)	27,066	131,541
Model N, Inc. (A)	8,950	313,877
OneSpan, Inc. (A)	9,216	157,778
Progress Software Corp.	12,346	512,976
PROS Holdings, Inc. (A)	9,087	544,493
Q2 Holdings, Inc. (A)	11,894	964,366
QAD, Inc., Class A	3,132	159,513
Qualys, Inc. (A)	9,406	784,178
Rapid7, Inc. (A)	13,511	756,886
SailPoint Technologies Holding, Inc. (A)	23,810	561,916
ShotSpotter, Inc. (A)	2,376	60,588
SPS Commerce, Inc. (A)	9,703	537,740
SVMK, Inc. (A)	23,748	424,377
Synchronoss Technologies, Inc. (A)	10,928	51,908
Telaria, Inc. (A)	12,266	108,063
Telenav, Inc. (A)	9,833	47,788
Tenable Holdings, Inc. (A)	10,365	248,345
TiVo Corp.	34,409	291,788
Upland Software, Inc. (A)	6,374	227,616
Varonis Systems, Inc. (A)	8,227	639,320
Verint Systems, Inc. (A)	18,099	1,001,961
VirnetX Holding Corp. (A)(B)	16,953	64,421
Workiva, Inc. (A)	10,138	426,303
Yext, Inc. (A)	25,873	373,089
Zix Corp. (A)	15,407	104,459
Zuora, Inc., Class A (A)	24,073	344,966
		26,208,122
Technology hardware, storage and peripherals – 0.2%
3D Systems Corp. (A)	32,070	280,613
AstroNova, Inc.	2,237	30,692
Avid Technology, Inc. (A)	7,864	67,473
Diebold Nixdorf, Inc. (A)	21,343	225,382
Immersion Corp. (A)	9,294	69,054
Stratasys, Ltd. (A)	14,323	289,683
		962,897
		78,553,646
Materials – 3.8%
Chemicals – 1.8%
A. Schulman, Inc. (A)(C)	7,553	3,270
Advanced Emissions Solutions, Inc. (B)	4,820	50,610
AdvanSix, Inc. (A)	7,702	153,732
American Vanguard Corp.	8,128	158,252
Amyris, Inc. (A)(B)	10,414	32,179
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Balchem Corp.	8,944	$908,979
Chase Corp.	2,017	238,974
Ferro Corp. (A)	22,808	338,243
Flotek Industries, Inc. (A)	17,208	34,416
FutureFuel Corp.	7,287	90,286
GCP Applied Technologies, Inc. (A)	15,040	341,558
Hawkins, Inc.	2,836	129,917
HB Fuller Company	14,043	724,198
Ingevity Corp. (A)	11,606	1,014,132
Innophos Holdings, Inc.	5,548	177,425
Innospec, Inc.	6,704	693,462
Intrepid Potash, Inc. (A)	27,729	75,146
Koppers Holdings, Inc. (A)	5,262	201,114
Kraton Corp. (A)	8,745	221,423
Kronos Worldwide, Inc.	6,333	84,862
Livent Corp. (A)	40,972	350,311
LSB Industries, Inc. (A)	6,714	28,199
Minerals Technologies, Inc.	9,770	563,045
OMNOVA Solutions, Inc. (A)	12,435	125,718
Orion Engineered Carbons SA	16,650	321,345
PolyOne Corp.	21,211	780,353
PQ Group Holdings, Inc. (A)	10,244	175,992
Quaker Chemical Corp.	3,614	594,575
Rayonier Advanced Materials, Inc.	13,624	52,316
Sensient Technologies Corp.	11,661	770,675
Stepan Company	5,623	576,020
Trecora Resources (A)	6,629	47,397
Tredegar Corp.	7,376	164,854
Trinseo SA	11,159	415,226
Tronox Holdings PLC, Class A	25,471	290,879
		10,929,083
Construction materials – 0.2%
Forterra, Inc. (A)	5,370	62,077
Summit Materials, Inc., Class A (A)	31,071	742,597
U.S. Concrete, Inc. (A)	4,429	184,512
United States Lime & Minerals, Inc.	626	56,528
		1,045,714
Containers and packaging – 0.1%
Greif, Inc., Class A	7,162	316,560
Greif, Inc., Class B	1,587	82,159
Myers Industries, Inc.	10,042	167,501
UFP Technologies, Inc. (A)	2,032	100,808
		667,028
Metals and mining – 1.3%
1911 Gold Corp. (A)	5,045	959
AK Steel Holding Corp. (A)	88,049	289,681
Allegheny Technologies, Inc. (A)	34,789	718,741
Carpenter Technology Corp.	13,042	649,231
Century Aluminum Company (A)	14,432	108,456
Cleveland-Cliffs, Inc.	74,380	624,792
Coeur Mining, Inc. (A)	60,563	489,349
Commercial Metals Company	32,626	726,581
Compass Minerals International, Inc.	9,442	575,584
Gold Resource Corp.	18,398	101,925
Haynes International, Inc.	3,594	128,593
Hecla Mining Company	134,109	454,630
Kaiser Aluminum Corp.	4,463	494,902
Materion Corp.	5,589	332,266
Novagold Resources, Inc. (A)	63,410	568,154
Olympic Steel, Inc.	2,752	49,316
Ryerson Holding Corp. (A)	4,714	55,767
Schnitzer Steel Industries, Inc., Class A	7,267	157,549
SunCoke Energy, Inc.	21,341	132,954
Synalloy Corp. (A)	2,653	34,250

The accompanying notes are an integral part of the financial statements.	112

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
TimkenSteel Corp. (A)	12,121	$95,271
Warrior Met Coal, Inc.	14,292	301,990
Worthington Industries, Inc.	10,754	453,604
		7,544,545
Paper and forest products – 0.4%
Boise Cascade Company	10,773	393,538
Clearwater Paper Corp. (A)	4,701	100,413
Louisiana-Pacific Corp.	33,958	1,007,534
Neenah, Inc.	4,677	329,401
PH Glatfelter Company	12,396	226,847
Schweitzer-Mauduit International, Inc.	8,584	360,442
Verso Corp., Class A (A)	9,882	178,172
		2,596,347
		22,782,717
Real estate – 7.5%
Equity real estate investment trusts – 6.8%
Acadia Realty Trust	22,931	594,601
Agree Realty Corp.	10,993	771,379
Alexander & Baldwin, Inc.	19,183	402,076
Alexander's, Inc.	607	200,522
American Assets Trust, Inc.	13,146	603,401
American Finance Trust, Inc.	29,560	391,966
Armada Hoffler Properties, Inc.	14,680	269,378
Ashford Hospitality Trust, Inc.	26,758	74,655
Bluerock Residential Growth REIT, Inc.	7,158	86,254
Braemar Hotels & Resorts, Inc.	9,255	82,647
BRT Apartments Corp.	3,530	59,904
CareTrust REIT, Inc.	26,507	546,839
CatchMark Timber Trust, Inc., Class A	14,568	167,095
CBL & Associates Properties, Inc.	50,477	53,001
Cedar Realty Trust, Inc.	26,907	79,376
Chatham Lodging Trust	13,032	239,007
City Office REIT, Inc.	11,132	150,505
Clipper Realty, Inc.	5,314	56,328
Community Healthcare Trust, Inc.	5,155	220,943
CoreCivic, Inc.	33,019	573,870
CorEnergy Infrastructure Trust, Inc.	3,637	162,610
CorePoint Lodging, Inc.	11,977	127,914
DiamondRock Hospitality Company	55,463	614,530
Easterly Government Properties, Inc.	20,990	498,093
EastGroup Properties, Inc.	10,097	1,339,569
Essential Properties Realty Trust, Inc.	20,742	514,609
Farmland Partners, Inc.	8,503	57,650
First Industrial Realty Trust, Inc.	34,522	1,433,008
Four Corners Property Trust, Inc.	18,963	534,567
Franklin Street Properties Corp.	29,320	250,979
Front Yard Residential Corp.	14,173	174,895
Getty Realty Corp.	9,175	301,582
Gladstone Commercial Corp.	8,898	194,510
Gladstone Land Corp.	7,008	90,894
Global Medical REIT, Inc.	8,832	116,847
Global Net Lease, Inc.	23,465	475,870
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	17,562	565,145
Healthcare Realty Trust, Inc.	35,117	1,171,854
Hersha Hospitality Trust	10,120	147,246
Independence Realty Trust, Inc.	24,834	349,663
Industrial Logistics Properties Trust	17,935	402,103
Innovative Industrial Properties, Inc.	2,972	225,486
Investors Real Estate Trust	3,266	236,785
iStar, Inc.	16,458	238,806
Jernigan Capital, Inc.	6,255	119,721
Kite Realty Group Trust	22,876	446,768
Lexington Realty Trust	63,164	670,802
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
LTC Properties, Inc.	10,871	$486,695
Mack-Cali Realty Corp.	24,140	558,358
Monmouth Real Estate Investment Corp.	25,503	369,283
National Health Investors, Inc.	11,422	930,665
National Storage Affiliates Trust	16,152	543,030
New Senior Investment Group, Inc.	24,074	184,166
NexPoint Residential Trust, Inc.	5,258	236,610
Office Properties Income Trust	13,336	428,619
One Liberty Properties, Inc.	4,892	133,013
Pebblebrook Hotel Trust	35,805	959,932
Pennsylvania Real Estate Investment Trust	20,432	108,903
Physicians Realty Trust	51,066	967,190
Piedmont Office Realty Trust, Inc., Class A	34,416	765,412
PotlatchDeltic Corp.	18,433	797,596
Preferred Apartment Communities, Inc., Class A	12,319	164,089
PS Business Parks, Inc.	5,428	894,914
QTS Realty Trust, Inc., Class A	15,097	819,314
Retail Opportunity Investments Corp.	31,417	554,824
Retail Value, Inc.	4,271	157,173
Rexford Industrial Realty, Inc.	30,115	1,375,352
RLJ Lodging Trust	47,615	843,738
RPT Realty	21,495	323,285
Ryman Hospitality Properties, Inc.	12,648	1,096,076
Sabra Health Care REIT, Inc.	52,197	1,113,884
Safehold, Inc.	2,867	115,540
Saul Centers, Inc.	3,389	178,871
Senior Housing Properties Trust	65,915	556,323
Seritage Growth Properties, Class A	9,305	372,944
STAG Industrial, Inc.	35,268	1,113,411
Summit Hotel Properties, Inc.	28,738	354,627
Sunstone Hotel Investors, Inc.	61,839	860,799
Tanger Factory Outlet Centers, Inc.	25,440	374,731
Terreno Realty Corp.	17,518	948,425
The GEO Group, Inc.	33,013	548,346
UMH Properties, Inc.	10,657	167,635
Uniti Group, Inc.	52,022	427,101
Universal Health Realty Income Trust	3,528	414,046
Urban Edge Properties	31,947	612,743
Urstadt Biddle Properties, Inc., Class A	8,494	210,991
Washington Prime Group, Inc.	52,418	190,802
Washington Real Estate Investment Trust	22,380	653,048
Whitestone REIT	10,954	149,193
Xenia Hotels & Resorts, Inc.	31,449	679,613
		40,827,563
Real estate management and development – 0.7%
Consolidated-Tomoka Land Company	1,605	96,814
Cushman & Wakefield PLC (A)	28,363	579,740
eXp World Holdings, Inc. (A)	5,151	58,361
Forestar Group, Inc. (A)	3,127	65,198
FRP Holdings, Inc. (A)	2,134	106,295
Kennedy-Wilson Holdings, Inc.	34,111	760,675
Marcus & Millichap, Inc. (A)	6,404	238,549
Newmark Group, Inc., Class A	40,490	544,793
Rafael Holdings, Inc., Class B (A)	2,963	52,860
RE/MAX Holdings, Inc., Class A	5,053	194,490
Realogy Holdings Corp.	31,818	307,998
Redfin Corp. (A)	24,767	523,574
Tejon Ranch Company (A)	6,330	101,153
The RMR Group, Inc., Class A	4,175	190,547
The St. Joe Company (A)	9,688	192,113
		4,013,160
		44,840,723

The accompanying notes are an integral part of the financial statements.	113

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Utilities – 3.6%
Electric utilities – 1.0%
ALLETE, Inc.	14,272	$1,158,458
El Paso Electric Company	11,226	762,133
Genie Energy, Ltd., B Shares	4,607	35,612
MGE Energy, Inc.	9,784	771,175
Otter Tail Corp.	11,029	565,677
PNM Resources, Inc.	21,879	1,109,484
Portland General Electric Company	24,564	1,370,426
Spark Energy, Inc., Class A	4,299	39,680
		5,812,645
Gas utilities – 1.1%
Chesapeake Utilities Corp.	4,397	421,365
New Jersey Resources Corp.	24,523	1,092,990
Northwest Natural Holding Company	8,259	608,936
ONE Gas, Inc.	14,350	1,342,730
RGC Resources, Inc.	2,445	69,878
South Jersey Industries, Inc.	25,738	848,839
Southwest Gas Holdings, Inc.	14,897	1,131,725
Spire, Inc.	13,592	1,132,350
		6,648,813
Independent power and renewable electricity producers – 0.4%
Atlantic Power Corp. (A)	34,847	81,194
Clearway Energy, Inc., Class A	11,026	210,817
Clearway Energy, Inc., Class C	19,059	380,227
Ormat Technologies, Inc.	10,973	817,708
Pattern Energy Group, Inc., Class A	24,627	658,895
TerraForm Power, Inc., Class A	20,299	312,402
		2,461,243
Multi-utilities – 0.6%
Avista Corp.	18,167	873,651
Black Hills Corp.	16,784	1,318,215
NorthWestern Corp.	13,802	989,189
Unitil Corp.	4,162	257,295
		3,438,350
Water utilities – 0.5%
American States Water Company	10,053	870,992
AquaVenture Holdings, Ltd. (A)	3,945	106,988
Artesian Resources Corp., Class A	2,628	97,788
Cadiz, Inc. (A)	4,660	51,353
California Water Service Group	13,332	687,398
Consolidated Water Company, Ltd.	5,420	88,346
Middlesex Water Company	4,547	289,053
SJW Group	7,350	522,291
The York Water Company	3,861	178,031
		2,892,240
		21,253,291
TOTAL COMMON STOCKS (Cost $447,313,796)		$578,657,183
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES – 0.0%
Communication services – 0.0%
Diversified telecommunication services – 0.0%
GCI Liberty, Inc., 7.000% (B)	1,451	$38,422
TOTAL PREFERRED SECURITIES (Cost $7,218)		$38,422
RIGHTS – 0.0%
Pan American Silver Corp. (Expiration Date: 2-22-29) (A)(C)(D)	88,114	22,716
TOTAL RIGHTS (Cost $26,845)		$22,716
SHORT-TERM INVESTMENTS – 3.7%
U.S. Government Agency – 2.5%
Federal Home Loan Bank Discount Note 1.560%, 01/23/2020 *	$15,054,000	15,040,740
Short-term funds – 0.5%
John Hancock Collateral Trust, 1.7338% (E)(F)	286,018	2,861,808
Repurchase agreement – 0.7%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $3,940,120 on 1-2-20, collateralized by $3,985,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $4,020,658)	$3,940,000	3,940,000
TOTAL SHORT-TERM INVESTMENTS (Cost $21,841,680)		$21,842,548
Total Investments (Small Cap Index Trust) (Cost $469,189,539) – 100.6%		$600,560,869
Other assets and liabilities, net – (0.6%)		(3,332,356)
TOTAL NET ASSETS – 100.0%		$597,228,513
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Strike price and/or expiration date not available.
(E)	The rate shown is the annualized seven-day yield as of 12-31-19.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	257	Long	Mar 2020	$21,226,443	$21,467,210	$240,767
						$240,767
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	114

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Opportunities Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.6%
Communication services – 2.0%
Diversified telecommunication services – 0.2%
ATN International, Inc.	1,524	$84,414
Cincinnati Bell, Inc. (A)	1,172	12,271
Consolidated Communications Holdings, Inc.	2,508	9,731
Frontier Communications Corp. (A)(B)	7,744	6,889
Iridium Communications, Inc. (A)	5,838	143,848
		257,153
Entertainment – 0.2%
AMC Entertainment Holdings, Inc., Class A (B)	4,473	32,385
Ballantyne Strong, Inc. (A)	1,114	3,609
Cinemark Holdings, Inc. (B)	1,869	63,266
IMAX Corp. (A)(B)	2,820	57,613
Lions Gate Entertainment Corp., Class A (A)	4,062	43,301
Lions Gate Entertainment Corp., Class B (A)(B)	5,798	57,574
Reading International, Inc., Class A (A)	1,100	12,309
The Marcus Corp.	2,916	92,641
		362,698
Interactive media and services – 0.1%
Cars.com, Inc. (A)	6,379	77,951
DHI Group, Inc. (A)	5,212	15,688
Liberty TripAdvisor Holdings, Inc., Class A (A)	4,522	33,237
The Meet Group, Inc. (A)	2,642	13,236
Yelp, Inc. (A)	535	18,634
		158,746
Media – 1.2%
A.H. Belo Corp., Class A	4,238	11,951
Beasley Broadcast Group, Inc., Class A	502	1,551
Emerald Expositions Events, Inc.	701	7,396
Entercom Communications Corp., Class A	1,442	6,691
Entravision Communications Corp., Class A	5,075	13,297
Gannett Company, Inc. (B)	7,195	45,904
Gray Television, Inc. (A)	7,587	162,665
Hemisphere Media Group, Inc. (A)	951	14,122
John Wiley & Sons, Inc., Class A	1,759	85,347
Liberty Latin America, Ltd., Class A (A)	2,622	50,605
Liberty Latin America, Ltd., Class C (A)	5,793	112,732
Media General, Inc. (A)(C)	292	28
Meredith Corp.	3,097	100,560
News Corp., Class A	20,691	292,571
News Corp., Class B	10,415	151,122
Nexstar Media Group, Inc., Class A	2,212	259,357
Salem Media Group, Inc.	4,439	6,392
Scholastic Corp.	2,233	85,859
Sinclair Broadcast Group, Inc., Class A	1,839	61,312
TEGNA, Inc.	6,933	115,712
The EW Scripps Company, Class A	5,843	91,794
		1,676,968
Wireless telecommunication services – 0.3%
Spok Holdings, Inc.	3,863	47,244
Telephone & Data Systems, Inc.	8,489	215,875
United States Cellular Corp. (A)	3,059	110,828
		373,947
		2,829,512
Consumer discretionary – 13.7%
Auto components – 2.3%
Adient PLC (A)	4,046	85,978
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
American Axle & Manufacturing Holdings, Inc. (A)	7,509	$80,797
BorgWarner, Inc.	10,182	441,695
Cooper Tire & Rubber Company (B)	4,326	124,373
Cooper-Standard Holdings, Inc. (A)	1,311	43,473
Dana, Inc.	4,281	77,914
Dorman Products, Inc. (A)	4,633	350,811
Fox Factory Holding Corp. (A)	10,694	743,982
Gentex Corp.	6,612	191,616
Gentherm, Inc. (A)	1,190	52,824
Horizon Global Corp. (A)	878	3,064
Lear Corp.	2,935	402,682
Modine Manufacturing Company (A)	5,862	45,137
Motorcar Parts of America, Inc. (A)	1,585	34,918
Shiloh Industries, Inc. (A)	1,515	5,393
Standard Motor Products, Inc.	3,063	163,013
Stoneridge, Inc. (A)	1,672	49,023
Strattec Security Corp.	924	20,522
Superior Industries International, Inc.	3,067	11,317
Tenneco, Inc., Class A	1,350	17,685
The Goodyear Tire & Rubber Company	14,684	228,410
		3,174,627
Automobiles – 0.2%
Harley-Davidson, Inc.	1,536	57,124
Thor Industries, Inc. (B)	1,297	96,354
Winnebago Industries, Inc.	1,336	70,781
		224,259
Distributors – 0.4%
Core-Mark Holding Company, Inc.	1,227	33,362
Pool Corp.	2,348	498,668
Weyco Group, Inc.	1,316	34,808
		566,838
Diversified consumer services – 1.2%
Adtalem Global Education, Inc. (A)	4,502	157,435
American Public Education, Inc. (A)	1,450	39,716
Career Education Corp. (A)	3,146	57,855
Carriage Services, Inc.	1,797	46,003
Graham Holdings Company, Class B	347	221,730
Grand Canyon Education, Inc. (A)	9,873	945,735
Houghton Mifflin Harcourt Company (A)	5,833	36,456
K12, Inc. (A)	3,438	69,963
Laureate Education, Inc., Class A (A)	1,275	22,453
Lincoln Educational Services Corp. (A)	1,100	2,970
Regis Corp. (A)	3,827	68,388
Universal Technical Institute, Inc. (A)	3,087	23,801
Zovio, Inc. (A)	3,463	7,134
		1,699,639
Hotels, restaurants and leisure – 1.5%
Aramark	6,269	272,075
Ark Restaurants Corp.	64	1,421
BBX Capital Corp.	1,743	8,314
Biglari Holdings, Inc., Class A (A)	3	1,800
Biglari Holdings, Inc., Class B (A)	102	11,671
BJ's Restaurants, Inc.	585	22,207
Boyd Gaming Corp.	873	26,138
Carrols Restaurant Group, Inc. (A)	1,688	11,900
Churchill Downs, Inc.	5,143	705,620
Chuy's Holdings, Inc. (A)	14,691	380,791
Del Taco Restaurants, Inc. (A)	2,438	19,272
Dine Brands Global, Inc.	212	17,706
Dover Motorsports, Inc.	400	744
El Pollo Loco Holdings, Inc. (A)	2,613	39,561
Extended Stay America, Inc.	2,351	34,936
Fiesta Restaurant Group, Inc. (A)	1,348	13,332

The accompanying notes are an integral part of the financial statements.	115

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
International Game Technology PLC	6,958	$104,161
Luby's, Inc. (A)	6,251	13,752
Marriott Vacations Worldwide Corp.	2,056	264,731
Monarch Casino & Resort, Inc. (A)	1,278	62,047
Playa Hotels & Resorts NV (A)	2,743	23,041
Potbelly Corp. (A)	2,073	8,748
Red Lion Hotels Corp. (A)	3,000	11,190
Red Robin Gourmet Burgers, Inc. (A)	1,300	42,926
		2,098,084
Household durables – 2.2%
Bassett Furniture Industries, Inc.	2,333	38,914
Cavco Industries, Inc. (A)	606	118,400
Century Communities, Inc. (A)	1,640	44,854
CSS Industries, Inc.	976	4,304
Ethan Allen Interiors, Inc.	1,706	32,516
Flexsteel Industries, Inc.	1,750	34,860
Hooker Furniture Corp.	2,121	54,488
KB Home	6,043	207,094
La-Z-Boy, Inc.	4,218	132,783
Libbey, Inc. (A)	1,103	1,599
Lifetime Brands, Inc.	2,931	20,370
M/I Homes, Inc. (A)	2,195	86,373
MDC Holdings, Inc.	5,177	197,554
Meritage Homes Corp. (A)	3,432	209,730
Mohawk Industries, Inc. (A)	1,696	231,300
Newell Brands, Inc.	15,302	294,104
PulteGroup, Inc.	7,836	304,037
Taylor Morrison Home Corp. (A)	5,267	115,137
The New Home Company, Inc. (A)	831	3,872
Toll Brothers, Inc.	12,572	496,720
TopBuild Corp. (A)	2,306	237,702
TRI Pointe Group, Inc. (A)	12,178	189,733
Universal Electronics, Inc. (A)	521	27,227
VOXX International Corp. (A)	3,131	13,714
William Lyon Homes, Class A (A)	2,694	53,826
		3,151,211
Internet and direct marketing retail – 0.2%
1-800-Flowers.com, Inc., Class A (A)	3,234	46,893
Liquidity Services, Inc. (A)	1,691	10,078
Qurate Retail, Inc., Series A (A)	17,318	145,991
The Rubicon Project, Inc. (A)	3,139	25,614
		228,576
Leisure products – 0.3%
Acushnet Holdings Corp.	537	17,453
American Outdoor Brands Corp. (A)	859	7,972
Callaway Golf Company	9,628	204,114
Escalade, Inc.	3,529	34,690
JAKKS Pacific, Inc. (A)	2,278	2,346
Johnson Outdoors, Inc., Class A	1,067	81,839
Nautilus, Inc. (A)	1,580	2,765
Vista Outdoor, Inc. (A)	3,475	25,993
		377,172
Multiline retail – 0.8%
Big Lots, Inc.	1,102	31,649
Dillard's, Inc., Class A (B)	2,339	171,870
J.C. Penney Company, Inc. (A)	23,315	26,113
Kohl's Corp.	6,748	343,811
Macy's, Inc.	15,246	259,182
Ollie's Bargain Outlet Holdings, Inc. (A)	4,853	316,949
Tuesday Morning Corp. (A)	2,100	3,885
		1,153,459
Specialty retail – 3.5%
Aaron's, Inc.	3,608	206,053
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Abercrombie & Fitch Company, Class A	5,916	$102,288
American Eagle Outfitters, Inc. (B)	7,348	108,016
America's Car-Mart, Inc. (A)	820	89,921
Ascena Retail Group, Inc. (A)	589	4,515
At Home Group, Inc. (A)	448	2,464
AutoNation, Inc. (A)	6,612	321,542
Barnes & Noble Education, Inc. (A)	6,174	26,363
Bed Bath & Beyond, Inc.	9,468	163,796
Big 5 Sporting Goods Corp. (B)	2,004	6,012
Boot Barn Holdings, Inc. (A)	2,280	101,528
Build-A-Bear Workshop, Inc. (A)	2,470	8,003
Caleres, Inc.	3,908	92,815
Chico's FAS, Inc.	9,163	34,911
Citi Trends, Inc.	1,533	35,443
Conn's, Inc. (A)	76	942
Designer Brands, Inc., Class A	5,177	81,486
Dick's Sporting Goods, Inc.	4,295	212,560
Express, Inc. (A)	3,676	17,902
Five Below, Inc. (A)	6,383	816,130
Foot Locker, Inc.	5,430	211,716
Francesca's Holdings Corp. (A)	119	1,235
GameStop Corp., Class A (B)	10,093	61,365
Genesco, Inc. (A)(B)	1,511	72,407
Group 1 Automotive, Inc.	1,693	169,300
Guess?, Inc. (B)	6,368	142,516
Haverty Furniture Companies, Inc.	1,920	38,707
Hibbett Sports, Inc. (A)	1,307	36,648
Lithia Motors, Inc., Class A	4,151	610,197
MarineMax, Inc. (A)	2,496	41,658
Office Depot, Inc.	33,557	91,946
Party City Holdco, Inc. (A)	633	1,481
Penske Automotive Group, Inc.	5,391	270,736
Pier 1 Imports, Inc. (A)(B)	335	2,144
Rent-A-Center, Inc.	1,084	31,263
RTW RetailWinds, Inc. (A)	5,638	4,516
Shoe Carnival, Inc. (B)	1,352	50,403
Signet Jewelers, Ltd. (B)	4,374	95,091
Sonic Automotive, Inc., Class A	1,811	56,141
Tandy Leather Factory, Inc. (A)	1,690	9,650
The Cato Corp., Class A	1,957	34,052
The Gap, Inc.	11,572	204,593
Tilly's, Inc., Class A	712	8,722
Trans World Entertainment Corp. (A)	312	627
Urban Outfitters, Inc. (A)	4,660	129,408
Zumiez, Inc. (A)	2,122	73,294
		4,882,506
Textiles, apparel and luxury goods – 1.1%
Capri Holdings, Ltd. (A)	4,479	170,874
Culp, Inc.	334	4,549
Delta Apparel, Inc. (A)	500	15,550
Fossil Group, Inc. (A)	1,707	13,451
G-III Apparel Group, Ltd. (A)	3,397	113,800
Lakeland Industries, Inc. (A)	1,110	11,988
Movado Group, Inc.	1,758	38,219
Oxford Industries, Inc.	5,639	425,293
PVH Corp.	3,078	323,652
Ralph Lauren Corp.	152	17,817
Rocky Brands, Inc.	1,478	43,498
Superior Group of Companies, Inc.	663	8,977
Tapestry, Inc.	8,021	216,326
Unifi, Inc. (A)	2,453	61,963
Vera Bradley, Inc. (A)	2,034	24,001
Wolverine World Wide, Inc.	639	21,560
		1,511,518
		19,067,889

The accompanying notes are an integral part of the financial statements.	116

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer staples – 3.5%
Beverages – 0.0%
Craft Brew Alliance, Inc. (A)	2,909	$47,999
Food and staples retailing – 1.3%
Ingles Markets, Inc., Class A	2,495	118,537
Natural Grocers by Vitamin Cottage, Inc.	1,014	10,008
Performance Food Group Company (A)	10,197	524,942
PriceSmart, Inc.	4,668	331,521
Rite Aid Corp. (A)(B)	624	9,653
SpartanNash Company	4,194	59,723
The Andersons, Inc.	3,784	95,660
The Chefs' Warehouse, Inc. (A)	1,493	56,898
United Natural Foods, Inc. (A)	3,818	33,446
US Foods Holding Corp. (A)	11,785	493,674
Village Super Market, Inc., Class A	685	15,892
Weis Markets, Inc.	2,671	108,149
		1,858,103
Food products – 1.8%
Alico, Inc.	341	12,218
B&G Foods, Inc. (B)	1,941	34,802
Bunge, Ltd.	6,695	385,297
Cal-Maine Foods, Inc.	831	35,525
Darling Ingredients, Inc. (A)	12,028	337,746
Dean Foods Company (A)	8,717	523
Farmer Brothers Company (A)	1,069	16,099
Fresh Del Monte Produce, Inc.	3,135	109,662
Hostess Brands, Inc. (A)	3,408	49,552
Ingredion, Inc.	3,024	281,081
John B. Sanfilippo & Son, Inc.	787	71,837
Landec Corp. (A)	3,130	35,400
Limoneira Company	199	3,827
Pilgrim's Pride Corp. (A)	1,655	54,143
Post Holdings, Inc. (A)	4,147	452,438
Sanderson Farms, Inc.	1,287	226,795
Seaboard Corp.	52	221,029
Seneca Foods Corp., Class A (A)	1,409	57,473
The Simply Good Foods Company (A)	491	14,013
TreeHouse Foods, Inc. (A)	1,066	51,701
		2,451,161
Household products – 0.2%
Central Garden & Pet Company (A)	1,553	48,252
Central Garden & Pet Company, Class A (A)	3,288	96,536
Oil-Dri Corp. of America	531	19,249
Spectrum Brands Holdings, Inc.	1,296	83,320
		247,357
Personal products – 0.1%
Coty, Inc., Class A	1,956	22,005
Edgewell Personal Care Company (A)	1,909	59,103
Mannatech, Inc.	276	4,322
Natural Alternatives International, Inc. (A)	200	1,596
Nu Skin Enterprises, Inc., Class A	1,078	44,176
		131,202
Tobacco – 0.1%
Universal Corp.	2,175	124,106
		4,859,928
Energy – 5.8%
Energy equipment and services – 1.8%
Apergy Corp. (A)	1,578	53,305
Archrock, Inc.	9,027	90,631
Basic Energy Services, Inc. (A)	1,957	519
Dawson Geophysical Company (A)	3,948	9,475
Diamond Offshore Drilling, Inc. (A)(B)	2,100	15,099
Dril-Quip, Inc. (A)	2,786	130,691
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Era Group, Inc. (A)	4,560	$46,375
Exterran Corp. (A)	4,737	37,091
Forum Energy Technologies, Inc. (A)	6,662	11,192
Frank's International NV (A)	2,644	13,669
Geospace Technologies Corp. (A)	516	8,653
Gulf Island Fabrication, Inc. (A)	3,019	15,306
Helix Energy Solutions Group, Inc. (A)	14,129	136,062
Helmerich & Payne, Inc.	5,043	229,103
KLX Energy Services Holdings, Inc. (A)	1,865	12,011
Matrix Service Company (A)	2,731	62,485
McDermott International, Inc. (A)(B)	5,026	3,401
Mitcham Industries, Inc. (A)	2,431	6,977
Nabors Industries, Ltd.	29,897	86,103
National Oilwell Varco, Inc.	12,792	320,440
Natural Gas Services Group, Inc. (A)	2,620	32,121
Newpark Resources, Inc. (A)	12,359	77,491
NexTier Oilfield Solutions, Inc. (A)	1,992	13,346
Nine Energy Service, Inc. (A)	425	3,324
Noble Corp. PLC (A)	17,780	21,692
Oceaneering International, Inc. (A)	8,109	120,905
Oil States International, Inc. (A)	4,041	65,909
Patterson-UTI Energy, Inc.	14,112	148,176
ProPetro Holding Corp. (A)	1,331	14,974
RPC, Inc.	2,090	10,952
SEACOR Holdings, Inc. (A)	2,419	104,380
SEACOR Marine Holdings, Inc. (A)	2,432	33,537
Select Energy Services, Inc., Class A (A)	999	9,271
TechnipFMC PLC	14,739	316,004
TETRA Technologies, Inc. (A)	4,581	8,979
Tidewater, Inc. (A)	391	7,538
Transocean, Ltd. (A)	13,252	91,174
U.S. Silica Holdings, Inc.	4,282	26,334
Valaris PLC (B)	15,279	100,230
		2,494,925
Oil, gas and consumable fuels – 4.0%
Adams Resources & Energy, Inc.	724	27,563
Amplify Energy Corp.	761	5,030
Antero Resources Corp. (A)(B)	20,791	59,254
Apache Corp.	13,789	352,861
Arch Coal, Inc., Class A (B)	1,502	107,753
Ardmore Shipping Corp. (A)	1,174	10,625
Bonanza Creek Energy, Inc. (A)	1,183	27,611
Callon Petroleum Company (A)	14,924	72,083
Centennial Resource Development, Inc., Class A (A)	11,699	54,049
Cimarex Energy Company	4,205	220,720
Clean Energy Fuels Corp. (A)	11,526	26,971
CNX Resources Corp. (A)	18,164	160,751
CONSOL Energy, Inc. (A)	2,270	32,938
Contango Oil & Gas Company (A)	3,786	13,895
CVR Energy, Inc.	1,400	56,602
Delek US Holdings, Inc.	6,080	203,862
Denbury Resources, Inc. (A)	19,778	27,887
Devon Energy Corp.	13,991	363,346
DHT Holdings, Inc.	3,733	30,909
Dorian LPG, Ltd. (A)	2,153	33,328
Energy Transfer LP	1,395	17,898
EnLink Midstream LLC (A)	9,406	57,659
EQT Corp.	2,935	31,992
Extraction Oil & Gas, Inc. (A)(B)	3,404	7,216
GasLog, Ltd.	2,719	26,619
Green Plains, Inc.	5,268	81,285
Gulfport Energy Corp. (A)	10,592	32,200
HighPoint Resources Corp. (A)	7,216	12,195
HollyFrontier Corp.	7,722	391,583

The accompanying notes are an integral part of the financial statements.	117

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
International Seaways, Inc. (A)	1,434	$42,676
Jagged Peak Energy, Inc. (A)(B)	1,011	8,583
Kosmos Energy, Ltd.	11,583	66,023
Laredo Petroleum, Inc. (A)	1,132	3,249
Matador Resources Company (A)	31,246	561,491
Montage Resources Corp. (A)	615	4,883
Murphy Oil Corp.	12,648	338,966
NACCO Industries, Inc., Class A	700	32,781
Oasis Petroleum, Inc. (A)	18,941	61,748
Overseas Shipholding Group, Inc., Class A (A)	861	1,980
Panhandle Oil and Gas, Inc., Class A	557	6,244
Par Pacific Holdings, Inc. (A)	1,947	45,248
Parsley Energy, Inc., Class A	14,262	269,694
PBF Energy, Inc., Class A	9,324	292,494
PDC Energy, Inc. (A)	4,532	118,602
Peabody Energy Corp.	6,070	55,358
Penn Virginia Corp. (A)	651	19,758
QEP Resources, Inc.	13,169	59,261
Range Resources Corp. (B)	13,645	66,178
Renewable Energy Group, Inc. (A)(B)	4,097	110,414
REX American Resources Corp. (A)	268	21,965
Ring Energy, Inc. (A)	2,739	7,231
SandRidge Energy, Inc. (A)	1,746	7,403
Scorpio Tankers, Inc.	1,763	69,356
SFL Corp., Ltd.	3,492	50,774
SilverBow Resources, Inc. (A)	324	3,208
SM Energy Company	6,189	69,564
Southwestern Energy Company (A)(B)	23,534	56,952
SRC Energy, Inc. (A)	18,334	75,536
Talos Energy, Inc. (A)	1,807	54,481
Teekay Corp.	286	1,522
Teekay Tankers, Ltd., Class A (A)	1,159	27,781
Unit Corp. (A)	6,259	4,354
Whiting Petroleum Corp. (A)	4,753	34,887
World Fuel Services Corp.	3,769	163,650
WPX Energy, Inc. (A)	22,256	305,797
		5,666,777
		8,161,702
Financials – 21.5%
Banks – 12.5%
1st Source Corp.	2,392	124,097
Allegiance Bancshares, Inc. (A)	308	11,581
American National Bankshares, Inc.	991	39,214
American River Bankshares	2,249	33,443
Ameris Bancorp	18,172	773,037
Arrow Financial Corp.	428	16,178
Associated Banc-Corp.	14,499	319,558
Atlantic Capital Bancshares, Inc. (A)	667	12,239
Atlantic Union Bankshares Corp.	15,533	583,264
Banc of California, Inc.	1,420	24,396
BancFirst Corp.	1,478	92,286
BancorpSouth Bank	2,714	85,247
Bank of Commerce Holdings	2,506	28,994
Bank of Marin Bancorp	542	24,417
Bank OZK	4,535	138,340
BankFinancial Corp.	2,146	28,070
BankUnited, Inc.	2,464	90,084
Banner Corp.	3,129	177,070
Bar Harbor Bankshares	1,690	42,909
BCB Bancorp, Inc.	1,477	20,368
Berkshire Hills Bancorp, Inc.	3,974	130,665
Boston Private Financial Holdings, Inc.	7,971	95,891
Bridge Bancorp, Inc.	1,057	35,441
Brookline Bancorp, Inc.	7,510	123,615
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Bryn Mawr Bank Corp.	1,969	$81,202
Byline Bancorp, Inc.	683	13,366
C&F Financial Corp.	627	34,692
Cadence BanCorp	4,741	85,954
California First National Bancorp	1,653	27,522
Camden National Corp.	1,722	79,315
Capital City Bank Group, Inc.	1,865	56,883
Carolina Financial Corp.	1,115	48,201
CenterState Bank Corp.	2,267	56,630
Central Pacific Financial Corp.	2,960	87,557
Century Bancorp, Inc., Class A	497	44,710
Chemung Financial Corp.	723	30,728
CIT Group, Inc.	4,212	192,194
Civista Bancshares, Inc.	514	12,336
CNB Financial Corp.	1,562	51,046
Columbia Banking System, Inc.	3,819	155,376
Community Trust Bancorp, Inc.	1,588	74,064
ConnectOne Bancorp, Inc.	1,273	32,742
Customers Bancorp, Inc. (A)	2,391	56,930
CVB Financial Corp.	2,662	57,446
Dime Community Bancshares, Inc.	3,601	75,225
Eagle Bancorp, Inc.	1,535	74,647
Enterprise Bancorp, Inc.	246	8,332
Enterprise Financial Services Corp.	1,453	70,049
Equity Bancshares, Inc., Class A (A)	697	21,516
Financial Institutions, Inc.	1,481	47,540
First Bancorp (NC)	3,205	127,912
First Bancorp (PR)	17,832	188,841
First Bancorp, Inc.	1,769	53,477
First Busey Corp.	841	23,128
First Business Financial Services, Inc.	1,366	35,967
First Commonwealth Financial Corp.	9,089	131,881
First Community Bankshares, Inc.	2,201	68,275
First Financial Bancorp	8,716	221,735
First Financial Corp.	1,432	65,471
First Financial Northwest, Inc.	1,100	16,434
First Foundation, Inc.	1,677	29,180
First Hawaiian, Inc.	779	22,474
First Horizon National Corp.	12,649	209,467
First Internet Bancorp	377	8,939
First Interstate BancSystem, Inc., Class A	1,946	81,576
First Merchants Corp.	4,769	198,343
First Mid Bancshares, Inc.	349	12,302
First Midwest Bancorp, Inc.	7,500	172,950
First Northwest Bancorp	800	14,504
Flushing Financial Corp.	3,421	73,911
FNB Corp.	18,182	230,911
Franklin Financial Network, Inc.	633	21,731
Fulton Financial Corp.	13,097	228,281
German American Bancorp, Inc.	302	10,757
Great Southern Bancorp, Inc.	1,329	84,152
Great Western Bancorp, Inc.	3,593	124,821
Hancock Whitney Corp.	7,556	331,557
Hanmi Financial Corp.	3,082	61,625
Heartland Financial USA, Inc.	2,428	120,769
Heritage Commerce Corp.	2,225	28,547
Heritage Financial Corp.	1,481	41,912
Hilltop Holdings, Inc.	6,466	161,197
Home BancShares, Inc.	618	12,150
HomeTrust Bancshares, Inc.	560	15,025
Hope Bancorp, Inc.	11,326	168,304
Horizon Bancorp, Inc.	3,249	61,731
IBERIABANK Corp.	3,855	288,470
Independent Bank Corp. (Massachusetts)	885	73,676
Independent Bank Corp. (Michigan)	206	4,666

The accompanying notes are an integral part of the financial statements.	118

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Independent Bank Group, Inc.	1,479	$81,996
International Bancshares Corp.	5,571	239,943
Investors Bancorp, Inc.	25,428	302,975
Lakeland Bancorp, Inc.	4,261	74,056
Macatawa Bank Corp.	5,091	56,663
Mercantile Bank Corp.	1,266	46,171
Midland States Bancorp, Inc.	670	19,403
MidWestOne Financial Group, Inc.	1,343	48,657
National Bank Holdings Corp., Class A	1,336	47,054
NBT Bancorp, Inc.	3,264	132,388
Nicolet Bankshares, Inc. (A)	565	41,725
Northrim BanCorp, Inc.	1,530	58,599
Norwood Financial Corp.	1,188	46,213
OFG Bancorp	4,824	113,895
Old National Bancorp	12,650	231,369
Old Second Bancorp, Inc.	2,721	36,652
Opus Bank	1,848	47,808
Pacific Mercantile Bancorp (A)	762	6,187
Pacific Premier Bancorp, Inc.	1,504	49,038
PacWest Bancorp	9,138	349,711
Peapack Gladstone Financial Corp.	1,625	50,213
Penns Woods Bancorp, Inc.	1,188	42,245
Peoples Bancorp, Inc.	2,153	74,623
People's United Financial, Inc.	33,954	573,823
People's Utah Bancorp	518	15,602
Pinnacle Financial Partners, Inc.	13,313	852,032
Popular, Inc.	7,939	466,416
Premier Financial Bancorp, Inc.	2,821	51,173
Prosperity Bancshares, Inc.	6,196	445,430
QCR Holdings, Inc.	1,211	53,114
Renasant Corp.	4,029	142,707
Republic Bancorp, Inc., Class A	1,724	80,683
S&T Bancorp, Inc.	3,436	138,436
Sandy Spring Bancorp, Inc.	2,800	106,064
Seacoast Banking Corp. of Florida (A)	1,191	36,409
Shore Bancshares, Inc.	2,225	38,626
Sierra Bancorp	1,759	51,222
Simmons First National Corp., Class A	6,232	166,955
South State Corp.	2,627	227,892
Southern First Bancshares, Inc. (A)	237	10,070
Southern National Bancorp of Virginia, Inc.	3,850	62,948
Southside Bancshares, Inc.	374	13,890
Sterling Bancorp	11,335	238,942
TCF Financial Corp.	9,451	442,307
Texas Capital Bancshares, Inc. (A)	1,938	110,020
The Bancorp, Inc. (A)	4,825	62,580
The First Bancshares, Inc.	311	11,047
The First of Long Island Corp.	1,039	26,058
Towne Bank	4,414	122,797
TriCo Bancshares	721	29,424
TriState Capital Holdings, Inc. (A)	1,242	32,441
Triumph Bancorp, Inc. (A)	997	37,906
Trustmark Corp.	5,532	190,909
Umpqua Holdings Corp.	17,304	306,281
United Bankshares, Inc.	5,846	226,006
United Community Banks, Inc.	5,084	156,994
Univest Financial Corp.	2,460	65,879
Valley National Bancorp	27,685	316,993
Veritex Holdings, Inc.	1,214	35,364
Washington Trust Bancorp, Inc.	635	34,157
WesBanco, Inc.	6,160	232,786
Wintrust Financial Corp.	1,992	141,233
Zions Bancorp NA	7,758	402,795
		17,407,651
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets – 1.8%
Blucora, Inc. (A)	6,814	$178,118
Cowen, Inc., Class A (A)	5,088	80,136
GAIN Capital Holdings, Inc.	2,895	11,435
Houlihan Lokey, Inc.	11,308	552,622
INTL. FCStone, Inc. (A)	1,705	83,255
Invesco, Ltd.	20,349	365,875
Janus Henderson Group PLC	10,100	246,945
Legg Mason, Inc.	5,827	209,248
Oppenheimer Holdings, Inc., Class A	1,974	54,246
Piper Jaffray Companies	686	54,839
Stifel Financial Corp.	8,694	527,291
Virtus Investment Partners, Inc.	418	50,879
Waddell & Reed Financial, Inc., Class A (B)	5,265	88,031
		2,502,920
Consumer finance – 1.1%
Asta Funding, Inc. (A)	344	3,554
Encore Capital Group, Inc. (A)(B)	11,870	419,723
EZCORP, Inc., Class A (A)	3,087	21,053
LendingClub Corp. (A)	3,292	41,545
Navient Corp.	18,244	249,578
Nelnet, Inc., Class A	2,648	154,220
Nicholas Financial, Inc. (A)	75	618
OneMain Holdings, Inc.	5,319	224,196
PRA Group, Inc. (A)	1,882	68,317
Regional Management Corp. (A)	573	17,207
Santander Consumer USA Holdings, Inc.	16,731	391,003
SLM Corp.	1,699	15,138
		1,606,152
Diversified financial services – 0.6%
Cannae Holdings, Inc. (A)	2,391	88,921
First Eagle Private Credit LLC (A)(C)	5,739	1,386
Jefferies Financial Group, Inc.	11,058	236,309
Marlin Business Services Corp.	1,698	37,322
On Deck Capital, Inc. (A)	2,096	8,677
Voya Financial, Inc.	7,710	470,156
		842,771
Insurance – 3.7%
Ambac Financial Group, Inc. (A)	1,536	33,132
American Equity Investment Life Holding Company	7,384	221,003
American National Insurance Company	1,609	189,347
Argo Group International Holdings, Ltd.	3,091	203,233
Assurant, Inc.	2,172	284,706
Assured Guaranty, Ltd.	8,494	416,376
Athene Holding, Ltd., Class A (A)	6,192	291,210
Axis Capital Holdings, Ltd.	3,625	215,470
Brighthouse Financial, Inc. (A)	1,845	72,379
CNO Financial Group, Inc.	16,225	294,159
Donegal Group, Inc., Class A	2,876	42,622
Employers Holdings, Inc.	2,717	113,435
Enstar Group, Ltd. (A)	779	161,144
FBL Financial Group, Inc., Class A	3,170	186,808
FedNat Holding Company	1,090	18,127
First American Financial Corp.	1,531	89,288
Genworth Financial, Inc., Class A (A)	14,291	62,880
Global Indemnity, Ltd.	1,990	58,964
Greenlight Capital Re, Ltd., Class A (A)	2,616	26,448
Hallmark Financial Services, Inc. (A)	4,008	70,421
Heritage Insurance Holdings, Inc.	12,962	171,747
Horace Mann Educators Corp.	3,603	157,307
Independence Holding Company	2,247	94,554
Investors Title Company	189	30,089
James River Group Holdings, Ltd.	653	26,910

The accompanying notes are an integral part of the financial statements.	119

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Maiden Holdings, Ltd. (A)	7,320	$5,490
MBIA, Inc. (A)	10,305	95,837
Mercury General Corp.	527	25,681
National General Holdings Corp.	6,267	138,501
National Western Life Group, Inc., Class A	221	64,284
Old Republic International Corp.	15,015	335,886
ProAssurance Corp.	2,100	75,894
Protective Insurance Corp., Class B	1,154	18,568
Safety Insurance Group, Inc.	740	68,472
State Auto Financial Corp.	3,787	117,473
Stewart Information Services Corp.	2,162	88,188
Third Point Reinsurance, Ltd. (A)	2,292	24,112
United Fire Group, Inc.	1,897	82,956
United Insurance Holdings Corp.	1,482	18,688
Unum Group	11,366	331,433
White Mountains Insurance Group, Ltd.	119	132,746
		5,155,968
Thrifts and mortgage finance – 1.8%
Axos Financial, Inc. (A)	669	20,257
Capitol Federal Financial, Inc.	12,278	168,577
ESSA Bancorp, Inc.	897	15,204
Federal Agricultural Mortgage Corp., Class C	1,163	97,111
First Defiance Financial Corp.	2,220	69,908
Flagstar Bancorp, Inc.	4,596	175,797
Hingham Institution for Savings	106	22,281
Home Bancorp, Inc.	902	35,349
HomeStreet, Inc. (A)	1,732	58,888
Kearny Financial Corp.	5,361	74,143
Meridian Bancorp, Inc.	1,625	32,646
Meta Financial Group, Inc.	2,895	105,696
Mr. Cooper Group, Inc. (A)	1,998	24,995
New York Community Bancorp, Inc.	28,861	346,909
Northfield Bancorp, Inc.	4,819	81,730
Northwest Bancshares, Inc.	8,845	147,092
OceanFirst Financial Corp.	1,393	35,577
Provident Financial Holdings, Inc.	1,778	38,938
Provident Financial Services, Inc.	4,435	109,323
Prudential Bancorp, Inc.	1,696	31,427
Radian Group, Inc.	6,299	158,483
Riverview Bancorp, Inc.	5,483	45,015
Southern Missouri Bancorp, Inc.	1,012	38,820
Territorial Bancorp, Inc.	1,722	53,279
TrustCo Bank Corp.	9,134	79,192
United Community Financial Corp.	4,635	54,044
Walker & Dunlop, Inc.	750	48,510
Washington Federal, Inc.	2,236	81,949
Waterstone Financial, Inc.	3,099	58,974
Western New England Bancorp, Inc.	4,739	45,637
WSFS Financial Corp.	3,099	136,325
		2,492,076
		30,007,538
Health care – 12.2%
Biotechnology – 3.0%
Achillion Pharmaceuticals, Inc. (A)	10,940	65,968
Acorda Therapeutics, Inc. (A)	3,542	7,226
Aimmune Therapeutics, Inc. (A)	18,686	625,420
AMAG Pharmaceuticals, Inc. (A)	1,505	18,316
Amicus Therapeutics, Inc. (A)	41,194	401,230
Anika Therapeutics, Inc. (A)	234	12,133
Ardelyx, Inc. (A)	2,294	17,216
Arena Pharmaceuticals, Inc. (A)	8,781	398,833
Biohaven Pharmaceutical Holding Company, Ltd. (A)	9,815	534,329
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Calithera Biosciences, Inc. (A)	2,020	$11,534
Chimerix, Inc. (A)	2,352	4,775
Concert Pharmaceuticals, Inc. (A)	1,198	11,052
Five Prime Therapeutics, Inc. (A)	1,389	6,376
Global Blood Therapeutics, Inc. (A)	7,702	612,232
Ligand Pharmaceuticals, Inc. (A)	163	16,999
Myriad Genetics, Inc. (A)	1,802	49,068
PDL BioPharma, Inc. (A)	10,320	33,488
Portola Pharmaceuticals, Inc. (A)	11,977	286,011
Prothena Corp. PLC (A)	779	12,332
Retrophin, Inc. (A)	14,030	199,226
Veracyte, Inc. (A)	13,993	390,685
Vericel Corp. (A)	30,207	525,602
		4,240,051
Health care equipment and supplies – 3.2%
AngioDynamics, Inc. (A)	5,377	86,086
AtriCure, Inc. (A)	17,805	578,841
Avanos Medical, Inc. (A)	3,306	111,412
Cardiovascular Systems, Inc. (A)	18,328	890,558
CONMED Corp.	1,716	191,900
FONAR Corp. (A)	463	9,116
Globus Medical, Inc., Class A (A)	14,511	854,408
ICU Medical, Inc. (A)	2,584	483,518
Integer Holdings Corp. (A)	2,544	204,614
Integra LifeSciences Holdings Corp. (A)	6,850	399,218
Invacare Corp.	3,396	30,632
Kewaunee Scientific Corp.	83	1,116
Merit Medical Systems, Inc. (A)	585	18,264
Natus Medical, Inc. (A)	613	20,223
Orthofix Medical, Inc. (A)	241	11,129
RTI Surgical Holdings, Inc. (A)	4,931	13,511
Wright Medical Group NV (A)	17,316	527,792
		4,432,338
Health care providers and services – 2.1%
Acadia Healthcare Company, Inc. (A)	12,317	409,171
Addus HomeCare Corp. (A)	1,024	99,553
Brookdale Senior Living, Inc. (A)	14,058	102,202
Covetrus, Inc. (A)	1,622	21,410
Cross Country Healthcare, Inc. (A)	2,734	31,769
DaVita, Inc. (A)	5,025	377,026
Digirad Corp. (A)	310	800
Diplomat Pharmacy, Inc. (A)	1,242	4,968
LHC Group, Inc. (A)	5,658	779,446
Magellan Health, Inc. (A)	2,125	166,281
MedCath Corp. (A)(C)	3,806	1,903
MEDNAX, Inc. (A)	6,772	188,194
National HealthCare Corp.	1,628	140,708
Owens & Minor, Inc.	5,919	30,601
Patterson Companies, Inc.	3,709	75,960
Premier, Inc., Class A (A)	1,879	71,177
Select Medical Holdings Corp. (A)	10,352	241,616
Surgery Partners, Inc. (A)	814	12,743
The Pennant Group, Inc. (A)	526	17,395
The Providence Service Corp. (A)	887	52,493
Triple-S Management Corp., Class B (A)	2,760	51,032
		2,876,448
Health care technology – 0.5%
Allscripts Healthcare Solutions, Inc. (A)	9,018	88,512
Evolent Health, Inc., Class A (A)	1,142	10,335
HealthStream, Inc. (A)	1,369	37,237
HMS Holdings Corp. (A)	19,095	565,212
Micron Solutions, Inc. (A)	200	478
NextGen Healthcare, Inc. (A)	878	14,109
		715,883

The accompanying notes are an integral part of the financial statements.	120

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services – 1.0%
Bruker Corp.	8,813	$449,199
Harvard Bioscience, Inc. (A)	6,562	20,014
Luminex Corp.	2,011	46,575
Medpace Holdings, Inc. (A)	300	25,218
Syneos Health, Inc. (A)	13,556	806,243
		1,347,249
Pharmaceuticals – 2.4%
Assertio Therapeutics, Inc. (A)	2,796	3,495
Catalent, Inc. (A)	16,394	922,982
Cumberland Pharmaceuticals, Inc. (A)	956	4,923
Endo International PLC (A)	2,935	13,765
GW Pharmaceuticals PLC, ADR (A)	4,048	423,259
Horizon Therapeutics PLC (A)	13,709	496,266
Jazz Pharmaceuticals PLC (A)	1,649	246,163
Mallinckrodt PLC (A)(B)	6,663	23,254
Mylan NV (A)	14,780	297,078
Otonomy, Inc. (A)	1,716	6,572
Perrigo Company PLC	7,128	368,232
Prestige Consumer Healthcare, Inc. (A)	1,934	78,327
Supernus Pharmaceuticals, Inc. (A)	394	9,346
Taro Pharmaceutical Industries, Ltd. (A)	303	26,643
Zogenix, Inc. (A)	9,435	491,847
		3,412,152
		17,024,121
Industrials – 19.0%
Aerospace and defense – 1.0%
AAR Corp.	17,533	790,738
CPI Aerostructures, Inc. (A)	1,400	9,422
Cubic Corp.	2,425	154,157
Ducommun, Inc. (A)	1,674	84,587
Moog, Inc., Class A	1,748	149,157
National Presto Industries, Inc.	244	21,567
Park Aerospace Corp.	2,083	33,890
SIFCO Industries, Inc. (A)	1,000	3,950
Vectrus, Inc. (A)	608	31,166
Wesco Aircraft Holdings, Inc. (A)	7,177	79,091
		1,357,725
Air freight and logistics – 0.4%
Atlas Air Worldwide Holdings, Inc. (A)	2,943	81,139
Echo Global Logistics, Inc. (A)	2,257	46,720
Forward Air Corp.	1,054	73,727
Hub Group, Inc., Class A (A)	3,395	174,130
Radiant Logistics, Inc. (A)	1,875	10,444
XPO Logistics, Inc. (A)	2,804	223,479
		609,639
Airlines – 0.9%
Alaska Air Group, Inc. (B)	3,368	228,182
Copa Holdings SA, Class A	905	97,812
Hawaiian Holdings, Inc.	2,263	66,283
JetBlue Airways Corp. (A)	22,422	419,740
SkyWest, Inc.	4,337	280,300
Spirit Airlines, Inc. (A)	5,299	213,603
		1,305,920
Building products – 1.1%
American Woodmark Corp. (A)	200	20,902
Apogee Enterprises, Inc.	1,785	58,013
Armstrong Flooring, Inc. (A)	1,831	7,818
CSW Industrials, Inc.	176	13,552
Fortune Brands Home & Security, Inc.	1,150	75,141
Gibraltar Industries, Inc. (A)	3,659	184,560
Griffon Corp.	3,371	68,532
Insteel Industries, Inc.	1,989	42,744
JELD-WEN Holding, Inc. (A)	8,981	210,245
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Masonite International Corp. (A)	1,546	$111,637
Owens Corning	5,292	344,615
Quanex Building Products Corp.	3,929	67,107
Resideo Technologies, Inc. (A)	2,552	30,445
Universal Forest Products, Inc.	6,126	292,210
		1,527,521
Commercial services and supplies – 1.8%
ABM Industries, Inc.	6,128	231,087
ACCO Brands Corp.	7,990	74,786
Acme United Corp.	733	17,438
ADT, Inc.	6,973	55,296
ARC Document Solutions, Inc. (A)	3,098	4,306
Brady Corp., Class A	2,053	117,555
BrightView Holdings, Inc. (A)	715	12,062
CECO Environmental Corp. (A)	1,395	10,686
Civeo Corp. (A)	8,078	10,421
Clean Harbors, Inc. (A)	1,937	166,098
Deluxe Corp.	1,099	54,862
Ennis, Inc.	2,608	56,463
Heritage-Crystal Clean, Inc. (A)	1,877	58,881
HNI Corp.	980	36,711
KAR Auction Services, Inc.	579	12,616
Matthews International Corp., Class A	1,190	45,422
McGrath RentCorp	2,300	176,042
Mobile Mini, Inc.	4,027	152,664
NL Industries, Inc. (A)	3,260	12,747
PICO Holdings, Inc. (A)	2,493	27,722
Ritchie Brothers Auctioneers, Inc.	17,275	741,961
SP Plus Corp. (A)	1,277	54,183
Steelcase, Inc., Class A	4,596	94,034
Team, Inc. (A)	2,106	33,633
UniFirst Corp.	441	89,073
Viad Corp.	1,664	112,320
Virco Manufacturing Corp. (A)	1,200	5,088
VSE Corp.	1,368	52,039
		2,516,196
Construction and engineering – 1.6%
AECOM (A)	4,434	191,238
Aegion Corp. (A)	3,021	67,580
Ameresco, Inc., Class A (A)	4,187	73,273
Arcosa, Inc.	4,310	192,011
Argan, Inc.	604	24,245
Dycom Industries, Inc. (A)	3,772	177,850
EMCOR Group, Inc.	1,077	92,945
Fluor Corp.	4,059	76,634
Granite Construction, Inc.	4,459	123,381
Great Lakes Dredge & Dock Corp. (A)	8,200	92,906
IES Holdings, Inc. (A)	237	6,081
MasTec, Inc. (A)	4,355	279,417
MYR Group, Inc. (A)	2,043	66,581
Northwest Pipe Company (A)	1,706	56,827
NV5 Global, Inc. (A)	290	14,631
Orion Group Holdings, Inc. (A)	4,263	22,125
Primoris Services Corp.	3,474	77,262
Quanta Services, Inc.	10,828	440,808
Sterling Construction Company, Inc. (A)	2,528	35,594
Tutor Perini Corp. (A)	4,867	62,590
Valmont Industries, Inc.	328	49,128
		2,223,107
Electrical equipment – 1.0%
Acuity Brands, Inc.	150	20,700
AZZ, Inc.	1,638	75,266
Encore Wire Corp.	2,149	123,353
EnerSys	563	42,129

The accompanying notes are an integral part of the financial statements.	121

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
LSI Industries, Inc.	4,131	$24,993
nVent Electric PLC	4,483	114,675
Powell Industries, Inc.	1,244	60,944
Preformed Line Products Company	984	59,384
Regal Beloit Corp.	3,263	279,345
Sensata Technologies Holding PLC (A)	1,063	57,264
Sunrun, Inc. (A)	1,551	21,419
Thermon Group Holdings, Inc. (A)	17,343	464,792
Ultralife Corp. (A)	1,984	14,662
		1,358,926
Industrial conglomerates – 0.0%
Carlisle Companies, Inc.	249	40,298
Machinery – 5.0%
Actuant Corp., Class A	1,269	33,032
AGCO Corp.	3,970	306,683
Alamo Group, Inc.	1,357	170,371
Astec Industries, Inc.	2,911	122,262
Barnes Group, Inc.	2,872	177,949
Briggs & Stratton Corp.	4,976	33,140
Chart Industries, Inc. (A)	2,822	190,457
CIRCOR International, Inc. (A)	1,614	74,631
Colfax Corp. (A)	8,935	325,055
Columbus McKinnon Corp.	2,578	103,197
Crane Company	257	22,200
EnPro Industries, Inc.	503	33,641
ESCO Technologies, Inc.	2,085	192,863
Federal Signal Corp.	4,369	140,900
Franklin Electric Company, Inc.	1,637	93,833
FreightCar America, Inc. (A)	735	1,521
Gates Industrial Corp. PLC (A)	2,719	37,413
Gencor Industries, Inc. (A)	2,100	24,507
Graham Corp.	333	7,286
Harsco Corp. (A)	739	17,004
Helios Technologies, Inc.	5,896	272,572
Hillenbrand, Inc.	417	13,890
Hurco Companies, Inc.	1,054	40,431
Hyster-Yale Materials Handling, Inc.	970	57,191
John Bean Technologies Corp.	4,885	550,344
Kadant, Inc.	218	22,964
Kennametal, Inc.	1,872	69,058
LB Foster Company, Class A (A)	1,699	32,927
Lydall, Inc. (A)	338	6,936
Miller Industries, Inc.	1,706	63,344
Mueller Industries, Inc.	854	27,115
NN, Inc.	2,376	21,978
Oshkosh Corp.	2,932	277,514
Park-Ohio Holdings Corp.	749	25,204
Perma-Pipe International Holdings, Inc. (A)	1,100	10,318
RBC Bearings, Inc. (A)	4,566	722,980
Rexnord Corp. (A)	1,671	54,508
Snap-on, Inc.	662	112,143
Spartan Motors, Inc.	40,331	729,184
SPX FLOW, Inc. (A)	2,346	114,649
Terex Corp.	1,593	47,440
The Eastern Company	1,471	44,910
The Gorman-Rupp Company	826	30,975
The Greenbrier Companies, Inc.	3,369	109,257
The LS Starrett Company, Class A (A)	1,530	8,752
The Manitowoc Company, Inc. (A)	2,882	50,435
The Timken Company	2,536	142,802
Titan International, Inc.	3,936	14,248
TriMas Corp. (A)	1,856	58,297
Trinity Industries, Inc.	12,930	286,400
Twin Disc, Inc. (A)	1,650	18,183
Wabash National Corp.	3,712	54,529
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Woodward, Inc.	6,207	$735,157
		6,934,580
Marine – 0.3%
Costamare, Inc.	3,754	35,776
Eagle Bulk Shipping, Inc. (A)	2,757	12,682
Genco Shipping & Trading, Ltd.	1,028	10,917
Kirby Corp. (A)	1,936	173,330
Matson, Inc.	3,414	139,291
Scorpio Bulkers, Inc.	5,124	32,640
		404,636
Professional services – 2.2%
Acacia Research Corp. (A)	2,172	5,778
ASGN, Inc. (A)	1,215	86,229
CBIZ, Inc. (A)	5,471	147,498
CRA International, Inc.	1,251	68,142
Exponent, Inc.	11,867	818,942
Forrester Research, Inc. (A)	10,395	433,472
FTI Consulting, Inc. (A)	2,327	257,506
GP Strategies Corp. (A)	1,125	14,884
Heidrick & Struggles International, Inc.	1,972	64,090
Hill International, Inc. (A)	3,275	10,349
Huron Consulting Group, Inc. (A)	1,611	110,708
ICF International, Inc.	1,629	149,249
InnerWorkings, Inc. (A)	3,056	16,839
Kelly Services, Inc., Class A	4,330	97,771
Korn Ferry	4,157	176,257
ManpowerGroup, Inc.	2,523	244,983
Mistras Group, Inc. (A)	1,232	17,581
Nielsen Holdings PLC	11,404	231,501
RCM Technologies, Inc. (A)	300	900
Resources Connection, Inc.	4,120	67,280
TrueBlue, Inc. (A)	2,519	60,607
		3,080,566
Road and rail – 1.4%
AMERCO	863	324,333
ArcBest Corp.	3,042	83,959
Covenant Transportation Group, Inc., Class A (A)	1,513	19,556
Hertz Global Holdings, Inc. (A)	5,103	80,372
Knight-Swift Transportation Holdings, Inc.	15,525	556,416
Marten Transport, Ltd.	6,037	129,735
P.A.M. Transportation Services, Inc. (A)	675	38,954
Patriot Transportation Holding, Inc. (A)	450	8,766
Ryder System, Inc.	4,239	230,220
Saia, Inc. (A)	2,007	186,892
Schneider National, Inc., Class B	2,862	62,449
USA Truck, Inc. (A)	1,375	10,244
Werner Enterprises, Inc.	5,765	209,788
		1,941,684
Trading companies and distributors – 2.2%
Air Lease Corp.	9,283	441,128
Aircastle, Ltd.	4,971	159,122
Applied Industrial Technologies, Inc.	205	13,671
Beacon Roofing Supply, Inc. (A)	2,849	91,111
BMC Stock Holdings, Inc. (A)	2,274	65,241
CAI International, Inc. (A)	1,738	50,367
DXP Enterprises, Inc. (A)	967	38,496
GATX Corp.	3,186	263,960
Houston Wire & Cable Company (A)	3,039	13,402
Kaman Corp.	2,106	138,828
Lawson Products, Inc. (A)	591	30,791
MRC Global, Inc. (A)	2,745	37,442
MSC Industrial Direct Company, Inc., Class A	1,134	88,985

The accompanying notes are an integral part of the financial statements.	122

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
NOW, Inc. (A)	9,114	$102,441
Rush Enterprises, Inc., Class A	2,247	104,486
Rush Enterprises, Inc., Class B	1,545	70,607
SiteOne Landscape Supply, Inc. (A)	9,231	836,790
Textainer Group Holdings, Ltd. (A)	495	5,301
Titan Machinery, Inc. (A)	2,816	41,620
Transcat, Inc. (A)	1,532	48,810
Triton International, Ltd.	5,250	211,050
Univar Solutions, Inc. (A)	964	23,367
Veritiv Corp. (A)	889	17,487
WESCO International, Inc. (A)	3,519	208,993
Willis Lease Finance Corp. (A)	406	23,917
		3,127,413
Transportation infrastructure – 0.1%
Macquarie Infrastructure Corp.	3,404	145,827
		26,574,038
Information technology – 13.5%
Communications equipment – 0.7%
ADTRAN, Inc.	5,269	52,110
BK Technologies Corp.	2,100	6,510
CalAmp Corp. (A)	900	8,622
Calix, Inc. (A)	1,577	12,616
CommScope Holding Company, Inc. (A)	5,531	78,485
Communications Systems, Inc.	1,800	11,106
Comtech Telecommunications Corp.	3,221	114,313
Digi International, Inc. (A)	4,013	71,110
EchoStar Corp., Class A (A)	4,430	191,863
Harmonic, Inc. (A)	4,356	33,977
Infinera Corp. (A)	8,291	65,831
InterDigital, Inc.	1,773	96,611
NETGEAR, Inc. (A)	3,391	83,113
NetScout Systems, Inc. (A)	5,458	131,374
Optical Cable Corp. (A)	931	3,026
Ribbon Communications, Inc. (A)	1,083	3,357
TESSCO Technologies, Inc.	1,750	19,635
		983,659
Electronic equipment, instruments and components – 4.6%
ADDvantage Technologies Group, Inc. (A)	428	1,053
Anixter International, Inc. (A)	2,372	218,461
Arlo Technologies, Inc. (A)	6,715	28,270
Arrow Electronics, Inc. (A)	7,665	649,532
Avnet, Inc.	9,871	418,925
AVX Corp.	12,325	252,293
Bel Fuse, Inc., Class B	1,641	33,641
Belden, Inc.	1,539	84,645
Benchmark Electronics, Inc.	3,813	131,015
CTS Corp.	3,310	99,333
Daktronics, Inc.	3,929	23,928
ePlus, Inc. (A)	950	80,076
Fabrinet (A)	3,124	202,560
FARO Technologies, Inc. (A)	838	42,193
Flex, Ltd. (A)	22,654	285,884
Frequency Electronics, Inc. (A)	1,783	18,204
II-VI, Inc. (A)	3,331	112,155
Insight Enterprises, Inc. (A)	2,944	206,934
Jabil, Inc.	9,727	402,017
KEMET Corp.	4,206	113,772
Key Tronic Corp. (A)	1,900	10,336
Kimball Electronics, Inc. (A)	3,614	63,426
Knowles Corp. (A)	6,866	145,216
Methode Electronics, Inc.	1,177	46,315
MTS Systems Corp.	626	30,067
OSI Systems, Inc. (A)	1,047	105,475
PC Connection, Inc.	2,691	133,635
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
Plexus Corp. (A)	3,089	$237,668
RF Industries, Ltd.	120	811
Richardson Electronics, Ltd.	2,384	13,422
Rogers Corp. (A)	5,130	639,865
Sanmina Corp. (A)	5,879	201,297
ScanSource, Inc. (A)	2,542	93,927
SYNNEX Corp.	3,306	425,813
Tech Data Corp. (A)	3,227	463,397
TTM Technologies, Inc. (A)	9,753	146,783
Vishay Intertechnology, Inc.	10,845	230,890
Vishay Precision Group, Inc. (A)	1,686	57,324
		6,450,558
IT services – 1.6%
CACI International, Inc., Class A (A)	1,235	308,738
Conduent, Inc. (A)	5,456	33,827
DXC Technology Company	3,152	118,484
ExlService Holdings, Inc. (A)	5,242	364,109
KBR, Inc.	8,336	254,248
ManTech International Corp., Class A	2,267	181,088
Perficient, Inc. (A)	2,608	120,151
Perspecta, Inc.	2,453	64,857
Steel Connect, Inc. (A)	216	315
Sykes Enterprises, Inc. (A)	3,751	138,749
Virtusa Corp. (A)	13,045	591,330
		2,175,896
Semiconductors and semiconductor equipment – 3.4%
Alpha & Omega Semiconductor, Ltd. (A)	3,869	52,696
Amkor Technology, Inc. (A)	19,605	254,865
Amtech Systems, Inc. (A)	2,404	17,213
Axcelis Technologies, Inc. (A)	3,360	80,959
AXT, Inc. (A)	4,229	18,396
Brooks Automation, Inc.	4,413	185,169
Cabot Microelectronics Corp.	2,631	379,706
Cirrus Logic, Inc. (A)	1,828	150,645
Cohu, Inc.	3,425	78,261
Diodes, Inc. (A)	3,753	211,557
DSP Group, Inc. (A)	1,726	27,167
Entegris, Inc.	11,425	572,278
First Solar, Inc. (A)	3,148	176,162
FormFactor, Inc. (A)	1,299	33,735
GSI Technology, Inc. (A)	3,507	24,865
Kulicke & Soffa Industries, Inc.	5,571	151,531
MACOM Technology Solutions Holdings, Inc. (A)	12,547	333,750
MKS Instruments, Inc.	491	54,015
NeoPhotonics Corp. (A)	3,808	33,587
ON Semiconductor Corp. (A)	15,971	389,373
Onto Innovation, Inc. (A)	3,620	132,275
PDF Solutions, Inc. (A)	2,193	37,040
Photronics, Inc. (A)	9,102	143,448
Power Integrations, Inc.	4,362	431,445
Rambus, Inc. (A)	5,178	71,327
Silicon Laboratories, Inc. (A)	3,359	389,577
Synaptics, Inc. (A)	1,879	123,582
Ultra Clean Holdings, Inc. (A)	2,706	63,510
Veeco Instruments, Inc. (A)	2,996	43,996
Xperi Corp.	1,956	36,186
		4,698,316
Software – 2.8%
Aware, Inc. (A)	2,160	7,258
Bottomline Technologies DE, Inc. (A)	6,595	353,492
HubSpot, Inc. (A)	4,956	785,526
LogMeIn, Inc.	150	12,861

The accompanying notes are an integral part of the financial statements.	123

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Mimecast, Ltd. (A)	17,555	$761,536
OneSpan, Inc. (A)	1,048	17,942
Paylocity Holding Corp. (A)	7,611	919,561
Rapid7, Inc. (A)	17,474	978,893
RealNetworks, Inc. (A)	766	919
Seachange International, Inc. (A)	5,428	22,743
Synchronoss Technologies, Inc. (A)	2,743	13,029
TiVo Corp.	6,381	54,111
Verint Systems, Inc. (A)	402	22,255
		3,950,126
Technology hardware, storage and peripherals – 0.4%
AstroNova, Inc.	1,439	19,743
Stratasys, Ltd. (A)(B)	2,906	58,774
Super Micro Computer, Inc. (A)	4,794	115,152
Xerox Holdings Corp.	8,939	329,581
		523,250
		18,781,805
Materials – 5.6%
Chemicals – 2.9%
American Vanguard Corp.	2,118	41,237
Ashland Global Holdings, Inc.	2,075	158,800
Balchem Corp.	7,195	731,228
Cabot Corp.	1,132	53,793
Core Molding Technologies, Inc. (A)	1,000	3,250
Element Solutions, Inc. (A)	14,525	169,652
Flotek Industries, Inc. (A)	1,771	3,542
FutureFuel Corp.	4,276	52,980
GCP Applied Technologies, Inc. (A)	567	12,877
Hawkins, Inc.	730	33,441
HB Fuller Company	3,426	176,679
Huntsman Corp.	10,961	264,818
Innophos Holdings, Inc.	1,309	41,862
Innospec, Inc.	1,994	206,259
Intrepid Potash, Inc. (A)	5,049	13,683
Kraton Corp. (A)	3,085	78,112
LSB Industries, Inc. (A)	567	2,381
Minerals Technologies, Inc.	2,502	144,190
Olin Corp.	6,642	114,575
PolyOne Corp.	19,721	725,536
PQ Group Holdings, Inc. (A)	2,269	38,981
Rayonier Advanced Materials, Inc.	800	3,072
Sensient Technologies Corp.	329	21,744
Stepan Company	1,533	157,041
The Mosaic Company	18,022	389,996
Trecora Resources (A)	2,774	19,834
Tredegar Corp.	1,654	36,967
Trinseo SA	940	34,977
Tronox Holdings PLC, Class A	4,982	56,894
Westlake Chemical Corp.	2,657	186,389
		3,974,790
Construction materials – 0.1%
Summit Materials, Inc., Class A (A)	5,018	119,930
United States Lime & Minerals, Inc.	686	61,946
		181,876
Containers and packaging – 0.3%
Graphic Packaging Holding Company	12,264	204,196
Greif, Inc., Class A	1,678	74,168
Greif, Inc., Class B	498	25,781
Sonoco Products Company	1,795	110,787
		414,932
Metals and mining – 1.7%
Alcoa Corp. (A)	9,078	195,268
Allegheny Technologies, Inc. (A)(B)	4,610	95,243
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Ampco-Pittsburgh Corp. (A)	1,644	$4,948
Carpenter Technology Corp.	4,255	211,814
Century Aluminum Company (A)	6,579	49,441
Coeur Mining, Inc. (A)	5,562	44,941
Commercial Metals Company	5,611	124,957
Ferroglobe PLC (A)	3,057	2,874
Friedman Industries, Inc.	1,511	9,096
Haynes International, Inc.	458	16,387
Hecla Mining Company	35,139	119,121
Materion Corp.	2,348	139,589
Nexa Resources SA	900	7,326
Olympic Steel, Inc.	2,383	42,703
Reliance Steel & Aluminum Company	5,192	621,794
Schnitzer Steel Industries, Inc., Class A	4,262	92,400
Steel Dynamics, Inc.	8,168	278,039
SunCoke Energy, Inc.	6,433	40,078
Synalloy Corp. (A)	2,039	26,323
TimkenSteel Corp. (A)	2,689	21,136
United States Steel Corp. (B)	9,180	104,744
Universal Stainless & Alloy Products, Inc. (A)	1,562	23,274
Worthington Industries, Inc.	3,622	152,776
		2,424,272
Paper and forest products – 0.6%
Boise Cascade Company	2,384	87,088
Clearwater Paper Corp. (A)	1,597	34,112
Domtar Corp.	5,313	203,169
Louisiana-Pacific Corp.	5,586	165,737
Mercer International, Inc.	8,558	105,263
Neenah, Inc.	193	13,593
PH Glatfelter Company	4,610	84,363
Resolute Forest Products, Inc. (A)	9,682	40,664
Schweitzer-Mauduit International, Inc.	1,971	82,762
Verso Corp., Class A (A)	1,405	25,332
		842,083
		7,837,953
Real estate – 1.6%
Equity real estate investment trusts – 1.4%
Easterly Government Properties, Inc.	17,621	418,146
QTS Realty Trust, Inc., Class A	13,061	708,820
STAG Industrial, Inc.	24,537	774,633
		1,901,599
Real estate management and development – 0.2%
Consolidated-Tomoka Land Company	178	10,737
Forestar Group, Inc. (A)	155	3,232
FRP Holdings, Inc. (A)	982	48,913
Griffin Industrial Realty, Inc.	892	35,279
Rafael Holdings, Inc., Class B (A)	500	8,920
RE/MAX Holdings, Inc., Class A	493	18,976
Realogy Holdings Corp. (B)	9,825	95,106
Stratus Properties, Inc. (A)	1,025	31,755
Tejon Ranch Company (A)	1,709	27,310
The Howard Hughes Corp. (A)	448	56,806
The St. Joe Company (A)	1,296	25,700
		362,734
		2,264,333
Utilities – 0.2%
Independent power and renewable electricity producers – 0.2%
Ormat Technologies, Inc.	2,067	154,033
TerraForm Power, Inc., Class A	3,126	48,109
		202,142

The accompanying notes are an integral part of the financial statements.	124

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Water utilities – 0.0%
AquaVenture Holdings, Ltd. (A)	500	$13,560
		215,702
TOTAL COMMON STOCKS (Cost $119,769,404)		$137,624,521
SHORT-TERM INVESTMENTS – 2.6%
Short-term funds – 2.6%
John Hancock Collateral Trust, 1.7338% (D)(E)	223,851	2,239,790
State Street Institutional Treasury Money Market Fund, Premier Class, 1.5319% (D)	1,108,603	1,108,603
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (D)	223,179	223,179
TOTAL SHORT-TERM INVESTMENTS (Cost $3,571,609)		$3,571,572
Total Investments (Small Cap Opportunities Trust) (Cost $123,341,013) – 101.2%		$141,196,093
Other assets and liabilities, net – (1.2%)		(1,619,447)
TOTAL NET ASSETS – 100.0%		$139,576,646
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Stock Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.6%
Communication services – 1.3%
Diversified telecommunication services – 0.6%
Bandwidth, Inc., Class A (A)(B)	29,527	$1,891,204
Media – 0.7%
Cardlytics, Inc. (A)(B)	35,311	2,219,649
		4,110,853
Consumer discretionary – 17.7%
Diversified consumer services – 1.7%
Chegg, Inc. (A)(B)	96,829	3,670,787
Grand Canyon Education, Inc. (A)	18,039	1,727,956
		5,398,743
Hotels, restaurants and leisure – 4.5%
Marriott Vacations Worldwide Corp.	45,701	5,884,461
Planet Fitness, Inc., Class A (A)	73,931	5,521,167
The Cheesecake Factory, Inc. (B)	78,341	3,044,331
		14,449,959
Household durables – 2.7%
Cavco Industries, Inc. (A)	16,254	3,175,707
Skyline Champion Corp. (A)	172,402	5,465,143
		8,640,850
Leisure products – 4.0%
Acushnet Holdings Corp.	90,124	2,929,030
BRP, Inc.	103,726	4,725,602
Peloton Interactive, Inc., Class A (A)(B)	73,401	2,084,588
Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Leisure products (continued)
YETI Holdings, Inc. (A)(B)	90,782	$3,157,398
		12,896,618
Multiline retail – 0.5%
Ollie's Bargain Outlet Holdings, Inc. (A)(B)	23,873	1,559,146
Specialty retail – 2.1%
Five Below, Inc. (A)	25,087	3,207,624
Floor & Decor Holdings, Inc., Class A (A)(B)	68,589	3,485,007
		6,692,631
Textiles, apparel and luxury goods – 2.2%
Carter's, Inc.	38,369	4,195,266
Under Armour, Inc., Class C (A)(B)	139,058	2,667,132
		6,862,398
		56,500,345
Consumer staples – 2.0%
Food and staples retailing – 1.3%
Performance Food Group Company (A)	83,320	4,289,314
Food products – 0.7%
Nomad Foods, Ltd. (A)	95,437	2,134,926
		6,424,240
Energy – 0.6%
Oil, gas and consumable fuels – 0.6%
Viper Energy Partners LP (B)	74,941	1,848,045
Financials – 6.2%
Banks – 4.0%
Ameris Bancorp	53,263	2,265,808
Atlantic Union Bankshares Corp.	81,419	3,057,283
BancorpSouth Bank	108,614	3,411,566
Sterling Bancorp	186,980	3,941,538
		12,676,195
Capital markets – 0.7%
Ares Management Corp., Class A	59,875	2,136,939
Consumer finance – 0.7%
PRA Group, Inc. (A)(B)	63,695	2,312,129
Thrifts and mortgage finance – 0.8%
MGIC Investment Corp.	183,989	2,607,124
		19,732,387
Health care – 29.3%
Biotechnology – 13.7%
ACADIA Pharmaceuticals, Inc. (A)(B)	34,317	1,468,081
Acceleron Pharma, Inc. (A)(B)	31,948	1,693,883
Amicus Therapeutics, Inc. (A)	209,998	2,045,381
Apellis Pharmaceuticals, Inc. (A)(B)	59,234	1,813,745
Arena Pharmaceuticals, Inc. (A)(B)	55,950	2,541,249
Ascendis Pharma A/S, ADR (A)	12,470	1,734,826
Blueprint Medicines Corp. (A)	33,266	2,664,939
CytomX Therapeutics, Inc. (A)	46,959	390,229
Forty Seven, Inc. (A)(B)	33,817	1,331,375
G1 Therapeutics, Inc. (A)(B)	49,380	1,305,113
Galapagos NV, ADR (A)(B)	18,695	3,866,687
Global Blood Therapeutics, Inc. (A)	22,031	1,751,244
Heron Therapeutics, Inc. (A)	78,626	1,847,711
Iovance Biotherapeutics, Inc. (A)	120,803	3,343,827
Karyopharm Therapeutics, Inc. (A)(B)	90,194	1,729,019
Kodiak Sciences, Inc. (A)	16,874	1,214,084
Orchard Therapeutics PLC, ADR (A)	108,080	1,486,100
Portola Pharmaceuticals, Inc. (A)	40,590	969,289
Principia Biopharma, Inc. (A)(B)	40,900	2,240,502
PTC Therapeutics, Inc. (A)	32,873	1,578,890
Rhythm Pharmaceuticals, Inc. (A)(B)	66,465	1,526,036

The accompanying notes are an integral part of the financial statements.	125

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Sage Therapeutics, Inc. (A)	17,941	$1,295,161
Sangamo Therapeutics, Inc. (A)(B)	113,751	952,096
UroGen Pharma, Ltd. (A)(B)	26,300	877,631
Y-mAbs Therapeutics, Inc. (A)	67,421	2,106,906
		43,774,004
Health care equipment and supplies – 7.2%
Globus Medical, Inc., Class A (A)	60,828	3,581,553
Haemonetics Corp. (A)	41,372	4,753,643
Hill-Rom Holdings, Inc.	33,053	3,752,507
Insulet Corp. (A)	29,026	4,969,251
Novocure, Ltd. (A)(B)	14,936	1,258,657
Tandem Diabetes Care, Inc. (A)	77,652	4,628,836
		22,944,447
Health care providers and services – 1.5%
Amedisys, Inc. (A)	29,242	4,881,075
Health care technology – 3.3%
HMS Holdings Corp. (A)	93,554	2,769,198
Omnicell, Inc. (A)	79,506	6,497,230
Teladoc Health, Inc. (A)(B)	12,842	1,075,132
		10,341,560
Life sciences tools and services – 1.2%
PRA Health Sciences, Inc. (A)	33,599	3,734,529
Pharmaceuticals – 2.4%
Aerie Pharmaceuticals, Inc. (A)(B)	39,664	958,679
MyoKardia, Inc. (A)(B)	44,474	3,241,487
Reata Pharmaceuticals, Inc., Class A (A)	9,271	1,895,271
Revance Therapeutics, Inc. (A)(B)	99,014	1,606,997
		7,702,434
		93,378,049
Industrials – 15.8%
Aerospace and defense – 2.7%
Aerojet Rocketdyne Holdings, Inc. (A)(B)	54,066	2,468,654
Axon Enterprise, Inc. (A)	28,895	2,117,426
Curtiss-Wright Corp.	28,619	4,032,131
		8,618,211
Building products – 1.3%
Advanced Drainage Systems, Inc.	109,079	4,236,628
Commercial services and supplies – 2.3%
McGrath RentCorp	46,943	3,593,017
The Brink's Company	40,748	3,695,029
		7,288,046
Construction and engineering – 1.0%
Argan, Inc.	79,619	3,195,907
Electrical equipment – 0.9%
EnerSys	39,001	2,918,445
Machinery – 4.8%
Chart Industries, Inc. (A)	47,591	3,211,917
ITT, Inc.	75,940	5,612,725
Rexnord Corp. (A)	196,343	6,404,709
		15,229,351
Professional services – 1.1%
TriNet Group, Inc. (A)	64,430	3,647,382
Road and rail – 0.7%
Saia, Inc. (A)(B)	23,171	2,157,684
Trading companies and distributors – 1.0%
Applied Industrial Technologies, Inc.	18,376	1,225,495
Rush Enterprises, Inc., Class A	44,207	2,055,626
		3,281,121
		50,572,775
Information technology – 16.3%
Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Communications equipment – 0.7%
Lumentum Holdings, Inc. (A)	27,545	$2,184,319
Electronic equipment, instruments and components – 1.9%
Novanta, Inc. (A)	25,413	2,247,526
Zebra Technologies Corp., Class A (A)	14,474	3,697,239
		5,944,765
IT services – 3.6%
Endava PLC, ADR (A)	50,885	2,371,241
EPAM Systems, Inc. (A)	8,505	1,804,421
LiveRamp Holdings, Inc. (A)	75,295	3,619,431
Science Applications International Corp.	42,545	3,702,266
		11,497,359
Semiconductors and semiconductor equipment – 2.8%
Entegris, Inc.	58,493	2,929,914
Tower Semiconductor, Ltd. (A)(B)	253,499	6,099,186
		9,029,100
Software – 7.3%
DraftKings, Inc. (A)(C)(D)	327,094	1,125,780
Fair Isaac Corp. (A)	5,120	1,918,362
Five9, Inc. (A)	48,239	3,163,514
Guidewire Software, Inc. (A)	29,911	3,283,330
HubSpot, Inc. (A)	16,448	2,607,008
Mimecast, Ltd. (A)	122,093	5,296,394
PROS Holdings, Inc. (A)	35,171	2,107,446
Rapid7, Inc. (A)	71,247	3,991,257
		23,493,091
		52,148,634
Materials – 3.1%
Chemicals – 1.2%
Ingevity Corp. (A)	43,630	3,812,389
Metals and mining – 1.2%
Carpenter Technology Corp.	77,497	3,857,801
Paper and forest products – 0.7%
Louisiana-Pacific Corp.	75,339	2,235,308
		9,905,498
Real estate – 4.3%
Equity real estate investment trusts – 3.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	132,584	4,266,553
NexPoint Residential Trust, Inc.	52,195	2,348,775
Xenia Hotels & Resorts, Inc.	149,090	3,221,835
		9,837,163
Real estate management and development – 1.2%
Kennedy-Wilson Holdings, Inc.	177,252	3,952,720
		13,789,883
TOTAL COMMON STOCKS (Cost $265,899,613)		$308,410,709
PREFERRED SECURITIES – 0.8%
Consumer discretionary – 0.3%
Diversified consumer services – 0.3%
The Honest Company, Inc., Series D (A)(C)(D)	26,954	1,033,686
Information technology – 0.5%
Software – 0.5%
MarkLogic Corp., Series F (A)(C)(D)	153,423	1,597,133
TOTAL PREFERRED SECURITIES (Cost $3,015,165)		$2,630,819
SHORT-TERM INVESTMENTS – 12.3%
Short-term funds – 9.3%
John Hancock Collateral Trust, 1.7338% (E)(F)	2,957,007	29,586,924

The accompanying notes are an integral part of the financial statements.	126

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement – 3.0%
Societe Generale SA Tri-Party Repurchase Agreement dated 12-31-19 at 1.550% to be repurchased at $9,600,827 on 1-2-20, collateralized by $1,401,562 Federal National Mortgage Association, 4.000% due 8-1-47 (valued at $1,481,704), $342,867 Government National Mortgage Association, 3.000% due 3-20-46 (valued at $354,854), $300 U.S. Treasury Bonds, 2.250% - 2.500% due 2-15-46 to 8-15-46 (valued at $307) and $7,490,500 U.S. Treasury Notes, 1.375% - 2.875% due 2-15-20 to 5-15-28 (valued at $7,955,136)	$9,600,000	$9,600,000
TOTAL SHORT-TERM INVESTMENTS (Cost $39,188,835)		$39,186,924
Total Investments (Small Cap Stock Trust) (Cost $308,103,613) – 109.7%		$350,228,452
Other assets and liabilities, net – (9.7%)		(30,894,799)
TOTAL NET ASSETS – 100.0%		$319,333,653
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 12-31-19.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.7%
Consumer discretionary – 6.1%
Auto components – 2.0%
Cooper Tire & Rubber Company	151,740	$4,362,525
Gentherm, Inc. (A)	138,189	6,134,210
		10,496,735
Hotels, restaurants and leisure – 0.2%
Aramark	26,290	1,140,986
Household durables – 2.3%
Helen of Troy, Ltd. (A)(B)	22,900	4,117,191
TRI Pointe Group, Inc. (A)	489,755	7,630,383
		11,747,574
Specialty retail – 0.5%
The Cato Corp., Class A (B)	143,806	2,502,224
Textiles, apparel and luxury goods – 1.1%
Kontoor Brands, Inc. (B)	140,130	5,884,059
		31,771,578
Consumer staples – 4.6%
Beverages – 1.3%
C&C Group PLC	1,190,981	6,427,674
Food products – 1.6%
Cranswick PLC	170,650	7,660,680
Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Post Holdings, Inc. (A)	5,545	$604,960
		8,265,640
Household products – 1.7%
Spectrum Brands Holdings, Inc.	139,465	8,966,205
		23,659,519
Energy – 6.6%
Energy equipment and services – 2.0%
Era Group, Inc. (A)	224,562	2,283,796
SEACOR Holdings, Inc. (A)	125,563	5,418,043
SEACOR Marine Holdings, Inc. (A)	174,013	2,399,639
		10,101,478
Oil, gas and consumable fuels – 4.6%
Dorian LPG, Ltd. (A)	403,077	6,239,632
Kosmos Energy, Ltd.	1,080,590	6,159,363
Magnolia Oil & Gas Corp., Class A (A)(B)	404,940	5,094,145
Scorpio Tankers, Inc.	166,642	6,555,696
		24,048,836
		34,150,314
Financials – 19.5%
Banks – 13.4%
1st Source Corp.	103,695	5,379,697
Atlantic Union Bankshares Corp.	190,980	7,171,299
Banc of California, Inc.	489,474	8,409,163
First Busey Corp.	228,743	6,290,433
First Midwest Bancorp, Inc.	502,856	11,595,859
Flushing Financial Corp.	254,326	5,494,713
Great Western Bancorp, Inc.	251,026	8,720,643
Hancock Whitney Corp.	21,395	938,813
International Bancshares Corp.	196,209	8,450,722
Synovus Financial Corp.	149,158	5,846,994
Webster Financial Corp.	13,085	698,216
		68,996,552
Capital markets – 1.1%
Ares Capital Corp.	20,191	376,562
Solar Capital, Ltd.	268,304	5,532,428
		5,908,990
Insurance – 3.3%
Alleghany Corp. (A)(B)	1,863	1,489,599
Argo Group International Holdings, Ltd.	24,290	1,597,068
Assured Guaranty, Ltd.	12,250	600,495
Kemper Corp.	92,125	7,139,688
Reinsurance Group of America, Inc.	4,770	777,796
White Mountains Insurance Group, Ltd. (B)	4,850	5,410,224
		17,014,870
Thrifts and mortgage finance – 1.7%
Northwest Bancshares, Inc. (B)	537,175	8,933,220
		100,853,632
Health care – 3.0%
Health care equipment and supplies – 0.6%
Natus Medical, Inc. (A)	92,315	3,045,472
Health care providers and services – 0.9%
AMN Healthcare Services, Inc. (A)	76,980	4,796,624
Health care technology – 1.5%
Allscripts Healthcare Solutions, Inc. (A)(B)	787,042	7,724,817
		15,566,913
Industrials – 30.2%
Aerospace and defense – 0.9%
Astronics Corp. (A)	157,993	4,415,904

The accompanying notes are an integral part of the financial statements.	127

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Air freight and logistics – 1.5%
Forward Air Corp.	112,865	$7,894,907
Building products – 3.6%
American Woodmark Corp. (A)(B)	97,650	10,205,402
Tyman PLC	2,268,139	8,183,414
		18,388,816
Commercial services and supplies – 5.5%
ACCO Brands Corp.	737,890	6,906,650
BrightView Holdings, Inc. (A)	214,392	3,616,793
Clean Harbors, Inc. (A)	9,810	841,208
Matthews International Corp., Class A	122,140	4,662,084
SP Plus Corp. (A)	161,623	6,857,664
Steelcase, Inc., Class A	273,630	5,598,470
		28,482,869
Construction and engineering – 2.4%
Primoris Services Corp.	185,760	4,131,302
Valmont Industries, Inc.	54,070	8,098,605
		12,229,907
Electrical equipment – 1.6%
Thermon Group Holdings, Inc. (A)	317,438	8,507,338
Machinery – 7.5%
Albany International Corp., Class A	24,154	1,833,772
ESCO Technologies, Inc.	78,932	7,301,210
Luxfer Holdings PLC	386,499	7,154,096
Mueller Industries, Inc.	346,735	11,008,836
TriMas Corp. (A)	371,091	11,655,962
		38,953,876
Professional services – 5.0%
CBIZ, Inc. (A)	84,293	2,272,539
Forrester Research, Inc. (A)	137,478	5,732,833
Huron Consulting Group, Inc. (A)	164,026	11,271,867
ICF International, Inc.	71,475	6,548,540
		25,825,779
Road and rail – 0.8%
Saia, Inc. (A)	43,820	4,080,518
Trading companies and distributors – 1.4%
GATX Corp. (B)	86,735	7,185,995
		155,965,909
Information technology – 7.7%
Electronic equipment, instruments and components – 4.3%
Belden, Inc.	203,694	11,203,170
Coherent, Inc. (A)	28,400	4,724,340
CTS Corp.	203,120	6,095,631
		22,023,141
IT services – 1.7%
WNS Holdings, Ltd., ADR (A)	134,499	8,897,109
Semiconductors and semiconductor equipment – 1.5%
Onto Innovation, Inc. (A)	217,576	7,950,227
Software – 0.2%
CDK Global, Inc.	15,110	826,215
		39,696,692
Materials – 6.0%
Chemicals – 4.0%
Orion Engineered Carbons SA	473,575	9,139,998
Sensient Technologies Corp. (B)	78,940	5,217,145
Stepan Company	62,490	6,401,476
		20,758,619
Containers and packaging – 0.2%
Sealed Air Corp.	22,370	890,997
Paper and forest products – 1.8%
Louisiana-Pacific Corp. (B)	43,777	1,298,864
Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Paper and forest products (continued)
Neenah, Inc.	113,595	$8,000,496
		9,299,360
		30,948,976
Real estate – 12.2%
Equity real estate investment trusts – 12.2%
Alexander & Baldwin, Inc.	362,770	7,603,659
Brandywine Realty Trust	492,940	7,763,805
Corporate Office Properties Trust	269,957	7,931,337
DiamondRock Hospitality Company	466,623	5,170,183
Physicians Realty Trust	523,040	9,906,378
PotlatchDeltic Corp.	210,407	9,104,311
RPT Realty	668,042	10,047,352
Summit Hotel Properties, Inc.	436,384	5,384,979
		62,912,004
Utilities – 1.8%
Gas utilities – 1.8%
New Jersey Resources Corp. (B)	86,803	3,868,810
Spire, Inc.	55,610	4,632,869
UGI Corp.	22,865	1,032,583
		9,534,262
TOTAL COMMON STOCKS (Cost $407,038,179)		$505,059,799
SHORT-TERM INVESTMENTS – 5.1%
Short-term funds – 2.6%
John Hancock Collateral Trust, 1.7338% (C)(D)	1,338,632	13,393,947
Repurchase agreement – 2.5%
Bank of America Tri-Party Repurchase Agreement dated 12-31-19 at 1.570% to be repurchased at $12,901,125 on 1-2-20, collateralized by $12,360,786 Government National Mortgage Association, 3.289% due 11-20-69 (valued at $13,158,001)	$12,900,000	12,900,000
TOTAL SHORT-TERM INVESTMENTS (Cost $26,294,212)		$26,293,947
Total Investments (Small Cap Value Trust) (Cost $433,332,391) – 102.8%		$531,353,746
Other assets and liabilities, net – (2.8%)		(14,320,694)
TOTAL NET ASSETS – 100.0%		$517,033,052
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Company Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.0%
Communication services – 2.2%
Entertainment – 0.3%
Rosetta Stone, Inc. (A)	28,625	$519,258
Media – 1.9%
Cable One, Inc.	1,523	2,266,940

The accompanying notes are an integral part of the financial statements.	128

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
Scholastic Corp. (B)	12,608	$484,778
		2,751,718
		3,270,976
Consumer discretionary – 9.2%
Auto components – 1.9%
Dorman Products, Inc. (A)(B)	13,131	994,279
Garrett Motion, Inc. (A)	45,718	456,723
LCI Industries	8,414	901,392
Visteon Corp. (A)	5,579	483,086
		2,835,480
Distributors – 1.2%
Pool Corp.	8,129	1,726,437
Diversified consumer services – 1.4%
Strategic Education, Inc.	13,201	2,097,639
Hotels, restaurants and leisure – 1.1%
Marriott Vacations Worldwide Corp.	5,540	713,330
Papa John's International, Inc.	9,496	599,672
Red Robin Gourmet Burgers, Inc. (A)	9,766	322,473
		1,635,475
Household durables – 0.9%
Cavco Industries, Inc. (A)	6,530	1,275,831
Specialty retail – 1.9%
Aaron's, Inc.	28,232	1,612,331
Express, Inc. (A)	60,992	297,031
Lumber Liquidators Holdings, Inc. (A)	18,935	184,995
Monro, Inc.	8,628	674,710
		2,769,067
Textiles, apparel and luxury goods – 0.8%
Steven Madden, Ltd.	29,151	1,253,785
		13,593,714
Consumer staples – 2.7%
Food and staples retailing – 0.3%
Grocery Outlet Holding Corp. (A)(B)	11,639	377,686
Food products – 2.4%
Nomad Foods, Ltd. (A)	79,401	1,776,200
Post Holdings, Inc. (A)	9,648	1,052,597
The Simply Good Foods Company (A)	25,571	729,796
		3,558,593
		3,936,279
Energy – 6.2%
Energy equipment and services – 2.4%
Apergy Corp. (A)	21,973	742,248
Cactus, Inc., Class A	16,790	576,233
Dril-Quip, Inc. (A)(B)	8,401	394,091
Frank's International NV (A)	67,393	348,422
Liberty Oilfield Services, Inc., Class A (B)	67,004	745,084
NexTier Oilfield Solutions, Inc. (A)	29,201	195,647
TETRA Technologies, Inc. (A)	266,704	522,740
		3,524,465
Oil, gas and consumable fuels – 3.8%
International Seaways, Inc. (A)	31,772	945,530
Kimbell Royalty Partners LP	27,342	464,814
Kosmos Energy, Ltd.	85,563	487,709
Magnolia Oil & Gas Corp., Class A (A)(B)	57,300	720,834
Matador Resources Company (A)(B)	42,059	755,800
REX American Resources Corp. (A)	10,299	844,106
WPX Energy, Inc. (A)	95,274	1,309,065
		5,527,858
		9,052,323
Financials – 28.0%
Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks – 17.0%
Atlantic Capital Bancshares, Inc. (A)	19,361	$355,274
BankUnited, Inc.	43,255	1,581,403
BOK Financial Corp. (B)	8,098	707,765
CenterState Bank Corp.	37,213	929,581
Columbia Banking System, Inc.	35,051	1,426,050
CrossFirst Bankshares, Inc. (A)(B)	30,045	433,249
East West Bancorp, Inc.	15,698	764,493
FB Financial Corp.	22,775	901,662
Glacier Bancorp, Inc. (B)	26,484	1,217,999
HarborOne Bancorp, Inc. (A)	68,964	757,914
Heritage Commerce Corp.	33,756	433,089
Heritage Financial Corp.	21,104	597,243
Home BancShares, Inc.	110,989	2,182,044
Hope Bancorp, Inc.	48,584	721,958
Howard Bancorp, Inc. (A)	24,711	417,122
Independent Bank Corp. (Massachusetts)	3,800	316,350
Live Oak Bancshares, Inc. (B)	16,417	312,087
National Bank Holdings Corp., Class A	32,142	1,132,041
Origin Bancorp, Inc.	14,349	542,966
Pinnacle Financial Partners, Inc.	23,400	1,497,600
Popular, Inc.	18,936	1,112,490
Prosperity Bancshares, Inc.	15,454	1,110,988
Texas Capital Bancshares, Inc. (A)	16,321	926,543
Towne Bank	47,530	1,322,285
Webster Financial Corp.	23,330	1,244,889
Western Alliance Bancorp	23,811	1,357,227
Wintrust Financial Corp.	10,878	771,250
		25,073,562
Capital markets – 2.3%
Cboe Global Markets, Inc.	1,386	166,320
Hercules Capital, Inc.	56,132	786,971
Houlihan Lokey, Inc.	21,329	1,042,348
Main Street Capital Corp. (B)	14,208	612,507
Virtus Investment Partners, Inc.	5,801	706,098
		3,314,244
Consumer finance – 0.3%
Green Dot Corp., Class A (A)	17,788	414,460
Diversified financial services – 0.4%
Cannae Holdings, Inc. (A)	9,107	338,689
Conyers Park II Acquisition Corp. (A)	20,312	220,995
		559,684
Insurance – 2.8%
Assured Guaranty, Ltd.	7,892	386,866
Axis Capital Holdings, Ltd.	5,637	335,063
Employers Holdings, Inc.	13,990	584,083
James River Group Holdings, Ltd.	9,315	383,871
Palomar Holdings, Inc. (A)	5,144	259,721
Primerica, Inc.	1,087	141,919
ProAssurance Corp. (B)	20,812	752,146
Safety Insurance Group, Inc.	6,161	570,077
State Auto Financial Corp.	24,873	771,560
		4,185,306
Mortgage real estate investment trusts – 1.2%
Capstead Mortgage Corp.	93,912	743,783
PennyMac Mortgage Investment Trust	24,054	536,164
Redwood Trust, Inc.	30,197	499,458
		1,779,405
Thrifts and mortgage finance – 4.0%
Meridian Bancorp, Inc.	45,022	904,492
PCSB Financial Corp.	24,386	493,817
PDL Community Bancorp (A)	4,970	73,059
PennyMac Financial Services, Inc.	37,804	1,286,848
Radian Group, Inc.	49,123	1,235,935

The accompanying notes are an integral part of the financial statements.	129

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
WSFS Financial Corp.	41,480	$1,824,705
		5,818,856
		41,145,517
Health care – 6.8%
Biotechnology – 0.9%
Momenta Pharmaceuticals, Inc. (A)	32,516	641,541
Radius Health, Inc. (A)	8,415	169,646
Ultragenyx Pharmaceutical, Inc. (A)	3,308	141,285
Xencor, Inc. (A)(B)	8,396	288,738
		1,241,210
Health care equipment and supplies – 3.6%
Atrion Corp.	1,581	1,188,122
Avanos Medical, Inc. (A)(B)	24,732	833,468
Envista Holdings Corp. (A)	22,406	664,114
Mesa Laboratories, Inc. (B)	2,682	668,891
Quidel Corp. (A)	15,437	1,158,238
West Pharmaceutical Services, Inc.	5,433	816,743
		5,329,576
Health care providers and services – 2.0%
Molina Healthcare, Inc. (A)	1,880	255,097
Option Care Health, Inc. (A)	24,666	92,004
Select Medical Holdings Corp. (A)	54,928	1,282,020
The Ensign Group, Inc.	15,734	713,852
The Pennant Group, Inc. (A)	17,653	583,785
		2,926,758
Health care technology – 0.2%
Phreesia, Inc. (A)(B)	11,546	307,585
Pharmaceuticals – 0.1%
Cara Therapeutics, Inc. (A)(B)	11,736	189,067
		9,994,196
Industrials – 14.0%
Aerospace and defense – 2.4%
Cubic Corp.	18,050	1,147,439
Parsons Corp. (A)	12,537	517,527
Triumph Group, Inc.	72,329	1,827,754
		3,492,720
Building products – 0.9%
Universal Forest Products, Inc. (B)	27,066	1,291,048
Commercial services and supplies – 2.6%
Brady Corp., Class A	12,545	718,327
McGrath RentCorp	13,693	1,048,062
MSA Safety, Inc.	5,729	723,916
Stericycle, Inc. (A)(B)	14,144	902,529
The Brink's Company	5,725	519,143
		3,911,977
Construction and engineering – 0.9%
Aegion Corp. (A)	56,671	1,267,730
Electrical equipment – 0.4%
Thermon Group Holdings, Inc. (A)	20,002	536,054
Machinery – 3.2%
Blue Bird Corp. (A)	22,100	506,532
CIRCOR International, Inc. (A)(B)	22,577	1,043,960
ESCO Technologies, Inc.	14,149	1,308,783
Helios Technologies, Inc. (B)	18,187	840,785
RBC Bearings, Inc. (A)	3,744	592,825
SPX Corp. (A)	7,299	371,373
		4,664,258
Marine – 0.3%
Kirby Corp. (A)	5,942	531,987
Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services – 1.9%
Clarivate Analytics PLC (A)(B)	31,737	$533,182
FTI Consulting, Inc. (A)	16,186	1,791,143
Huron Consulting Group, Inc. (A)	7,391	507,910
		2,832,235
Road and rail – 0.9%
Landstar System, Inc.	10,594	1,206,339
Universal Logistics Holdings, Inc.	8,746	165,824
		1,372,163
Trading companies and distributors – 0.5%
Beacon Roofing Supply, Inc. (A)	22,913	732,758
		20,632,930
Information technology – 8.8%
Communications equipment – 0.9%
Harmonic, Inc. (A)	167,193	1,304,105
Electronic equipment, instruments and components – 3.8%
Belden, Inc.	42,030	2,311,651
Knowles Corp. (A)(B)	58,340	1,233,891
Littelfuse, Inc.	10,670	2,041,171
		5,586,713
IT services – 0.8%
Conduent, Inc. (A)	39,705	246,171
GTT Communications, Inc. (A)(B)	26,699	303,034
I3 Verticals, Inc., Class A (A)(B)	21,384	604,098
		1,153,303
Semiconductors and semiconductor equipment – 2.1%
Cabot Microelectronics Corp.	7,058	1,018,611
Entegris, Inc.	15,549	778,849
MaxLinear, Inc. (A)(B)	30,950	656,759
Onto Innovation, Inc. (A)	11,066	404,352
Semtech Corp. (A)	5,500	290,950
		3,149,521
Software – 1.2%
Ceridian HCM Holding, Inc. (A)	20,083	1,363,234
Zendesk, Inc. (A)	5,723	438,553
		1,801,787
		12,995,429
Materials – 4.0%
Chemicals – 1.4%
American Vanguard Corp.	23,544	458,402
Minerals Technologies, Inc.	13,343	768,957
Quaker Chemical Corp. (B)	4,827	794,138
		2,021,497
Containers and packaging – 0.5%
Myers Industries, Inc.	40,094	668,768
Metals and mining – 1.8%
Carpenter Technology Corp. (B)	20,894	1,040,103
Constellium SE (A)	60,705	813,447
Reliance Steel & Aluminum Company	6,672	799,039
		2,652,589
Paper and forest products – 0.3%
Clearwater Paper Corp. (A)	23,113	493,694
		5,836,548
Real estate – 10.4%
Equity real estate investment trusts – 9.7%
Acadia Realty Trust	20,291	526,146
American Campus Communities, Inc.	15,185	714,151
Cedar Realty Trust, Inc.	228,417	673,830
Douglas Emmett, Inc.	13,772	604,591
EastGroup Properties, Inc.	9,287	1,232,106

The accompanying notes are an integral part of the financial statements.	130

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	32,429	$1,043,565
Healthcare Realty Trust, Inc.	37,150	1,239,696
JBG SMITH Properties	29,776	1,187,765
Kilroy Realty Corp.	8,847	742,263
PotlatchDeltic Corp.	27,303	1,181,401
PS Business Parks, Inc.	6,965	1,148,320
Saul Centers, Inc.	15,092	796,556
Sunstone Hotel Investors, Inc.	82,207	1,144,321
Terreno Realty Corp.	30,482	1,650,295
Washington Real Estate Investment Trust	13,396	390,895
		14,275,901
Real estate management and development – 0.7%
The St. Joe Company (A)(B)	48,838	968,458
		15,244,359
Utilities – 5.7%
Electric utilities – 2.1%
MGE Energy, Inc.	8,337	657,122
PNM Resources, Inc.	34,984	1,774,039
Portland General Electric Company	12,398	691,684
		3,122,845
Gas utilities – 3.1%
Chesapeake Utilities Corp.	17,934	1,718,615
ONE Gas, Inc.	18,508	1,731,794
RGC Resources, Inc.	7,224	206,462
Southwest Gas Holdings, Inc.	12,913	981,001
		4,637,872
Water utilities – 0.5%
California Water Service Group (B)	13,631	702,814
		8,463,531
TOTAL COMMON STOCKS (Cost $112,439,076)		$144,165,802
SHORT-TERM INVESTMENTS – 9.4%
Short-term funds – 9.4%
John Hancock Collateral Trust, 1.7338% (C)(D)	1,104,099	11,047,283
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (C)	391,279	391,279
T. Rowe Price Government Reserve Fund, 1.5876% (C)	2,341,005	2,341,005
TOTAL SHORT-TERM INVESTMENTS (Cost $13,780,582)		$13,779,567
Total Investments (Small Company Value Trust) (Cost $126,219,658) – 107.4%		$157,945,369
Other assets and liabilities, net – (7.4%)		(10,854,293)
TOTAL NET ASSETS – 100.0%		$147,091,076
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	The rate shown is the annualized seven-day yield as of 12-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Strategic Equity Allocation Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.3%
Communication services – 7.6%
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services – 1.8%
Anterix, Inc. (A)(B)	1,904	$82,272
AT&T, Inc.	1,470,753	57,477,027
ATN International, Inc.	1,921	106,404
Bandwidth, Inc., Class A (A)	2,731	174,921
BT Group PLC	1,747,338	4,452,549
Cellnex Telecom SA (A)(C)	52,136	2,248,918
CenturyLink, Inc.	197,551	2,609,649
Cincinnati Bell, Inc. (A)(B)	8,536	89,372
Cogent Communications Holdings, Inc.	7,121	468,633
Consolidated Communications Holdings, Inc. (B)	12,770	49,548
Deutsche Telekom AG	693,513	11,333,508
Elisa OYJ	29,585	1,634,693
HKT Trust & HKT, Ltd.	788,421	1,111,111
IDT Corp., Class B (A)	3,141	22,647
Iliad SA (B)	5,532	719,559
Intelsat SA (A)(B)	11,705	82,286
Iridium Communications, Inc. (A)(B)	16,936	417,303
Koninklijke KPN NV	743,716	2,200,935
Nippon Telegraph & Telephone Corp.	267,716	6,766,171
Ooma, Inc. (A)	3,368	44,559
Orange SA	414,986	6,098,718
ORBCOMM, Inc. (A)	13,768	57,963
PCCW, Ltd.	886,317	524,430
Proximus SADP	31,625	906,174
Singapore Telecommunications, Ltd.	1,437,549	3,604,104
Singapore Telecommunications, Ltd.	258,829	639,224
Spark New Zealand, Ltd.	382,310	1,114,820
Swisscom AG	5,389	2,852,806
Telecom Italia SpA (A)	1,897,716	1,185,140
Telecom Italia SpA	1,251,939	766,708
Telefonica Deutschland Holding AG	185,489	538,086
Telefonica SA	972,198	6,798,679
Telenor ASA	150,106	2,690,752
Telia Company AB (B)	569,099	2,445,148
Telstra Corp., Ltd.	866,197	2,151,625
TPG Telecom, Ltd.	77,379	364,587
United Internet AG	25,562	837,136
Verizon Communications, Inc.	832,679	51,126,491
Vonage Holdings Corp. (A)	38,629	286,241
		177,080,897
Entertainment – 1.3%
Activision Blizzard, Inc.	154,678	9,190,967
AMC Entertainment Holdings, Inc., Class A (B)	9,077	65,717
Cinemark Holdings, Inc.	40,871	1,383,483
Electronic Arts, Inc. (A)	58,786	6,320,083
Eros International PLC (A)(B)	12,441	42,175
Glu Mobile, Inc. (A)	19,598	118,568
IMAX Corp. (A)	8,930	182,440
Konami Holdings Corp.	19,309	793,455
Liberty Media Corp.-Liberty Braves, Class A (A)	1,885	55,890
Liberty Media Corp.-Liberty Braves, Class C (A)	6,029	178,097
Live Nation Entertainment, Inc. (A)	28,371	2,027,675
Netflix, Inc. (A)	88,235	28,550,199
Nexon Company, Ltd. (A)	102,506	1,359,771
Nintendo Company, Ltd.	23,239	9,294,672
Reading International, Inc., Class A (A)	3,664	41,000
Rosetta Stone, Inc. (A)	3,498	63,454
Square Enix Holdings Company, Ltd.	19,100	951,063
Take-Two Interactive Software, Inc. (A)	22,787	2,789,812
The Marcus Corp. (B)	3,906	124,094
The Walt Disney Company	362,886	52,484,202

The accompanying notes are an integral part of the financial statements.	131

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Entertainment (continued)
Toho Company, Ltd.	23,608	$983,796
Ubisoft Entertainment SA (A)	17,562	1,216,751
Vivendi SA	177,591	5,142,594
World Wrestling Entertainment, Inc., Class A (B)	18,194	1,180,245
		124,540,203
Interactive media and services – 2.8%
Alphabet, Inc., Class A (A)	60,326	80,800,041
Alphabet, Inc., Class C (A)	60,177	80,457,853
Auto Trader Group PLC (C)	192,384	1,519,285
Care.com, Inc. (A)	3,846	57,805
CarGurus, Inc. (A)(B)	12,690	446,434
Cars.com, Inc. (A)	11,423	139,589
DHI Group, Inc. (A)	9,393	28,273
Eventbrite, Inc., Class A (A)(B)	6,335	127,777
EverQuote, Inc., Class A (A)	1,511	51,903
Facebook, Inc., Class A (A)	484,507	99,445,062
Kakaku.com, Inc.	28,200	720,033
Liberty TripAdvisor Holdings, Inc., Class A (A)	12,761	93,793
LINE Corp. (A)(B)	12,500	614,153
QuinStreet, Inc. (A)	7,699	117,872
REA Group, Ltd.	10,936	794,465
The Meet Group, Inc. (A)(B)	12,778	64,018
TripAdvisor, Inc.	40,282	1,223,767
TrueCar, Inc. (A)(B)	17,752	84,322
Twitter, Inc. (A)(B)	156,308	5,009,671
Yelp, Inc. (A)	36,308	1,264,608
Z Holdings Corp.	551,054	2,326,612
		275,387,336
Media – 1.1%
Altice Europe NV (A)	140,455	909,516
AMC Networks, Inc., Class A (A)(B)	16,897	667,432
Axel Springer SE	9,961	700,736
Boston Omaha Corp., Class A (A)(B)	1,857	39,071
Cable One, Inc.	1,927	2,868,282
Cardlytics, Inc. (A)(B)	2,330	146,464
Central European Media Enterprises, Ltd., Class A (A)	15,717	71,198
Charter Communications, Inc., Class A (A)	31,567	15,312,520
Clear Channel Outdoor Holdings, Inc. (A)	9,490	27,141
Comcast Corp., Class A	914,023	41,103,614
comScore, Inc. (A)	8,873	43,833
Cumulus Media, Inc., Class A (A)	2,390	41,992
CyberAgent, Inc.	21,000	731,551
Daily Journal Corp. (A)(B)	198	57,503
Dentsu, Inc.	44,965	1,549,307
Discovery, Inc., Series A (A)(B)	31,837	1,042,343
Discovery, Inc., Series C (A)	67,534	2,059,112
DISH Network Corp., Class A (A)	51,338	1,820,959
Emerald Expositions Events, Inc.	4,609	48,625
Entercom Communications Corp., Class A (B)	21,532	99,908
Entravision Communications Corp., Class A	11,638	30,492
Eutelsat Communications SA	36,242	590,519
Fluent, Inc. (A)(B)	8,567	21,418
Fox Corp., Class A	71,375	2,645,871
Fox Corp., Class B	32,690	1,189,916
Gannett Company, Inc. (B)	20,362	129,910
Gray Television, Inc. (A)	15,559	333,585
Hakuhodo DY Holdings, Inc.	48,473	779,980
Hemisphere Media Group, Inc. (A)	3,287	48,812
Informa PLC	260,309	2,960,657
ITV PLC	752,926	1,506,435
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
JCDecaux SA	17,655	$545,503
John Wiley & Sons, Inc., Class A	16,772	813,777
Liberty Latin America, Ltd., Class A (A)	8,299	160,171
Liberty Latin America, Ltd., Class C (A)	19,057	370,849
Loral Space & Communications, Inc. (A)	2,306	74,530
Marchex, Inc., Class B (A)	7,107	26,864
MDC Partners, Inc., Class A (A)(B)	10,540	29,301
Media General, Inc. (A)(D)	23,288	2,236
Meredith Corp. (B)	22,228	721,743
MSG Networks, Inc., Class A (A)	9,944	173,026
National CineMedia, Inc.	10,639	77,558
News Corp., Class A	78,232	1,106,200
News Corp., Class B	24,515	355,713
Omnicom Group, Inc.	43,837	3,551,674
Pearson PLC	162,526	1,373,035
Publicis Groupe SA	44,964	2,038,730
Schibsted ASA, B Shares	20,387	582,601
Scholastic Corp.	5,172	198,863
SES SA	75,736	1,064,518
Singapore Press Holdings, Ltd.	336,332	544,823
TechTarget, Inc. (A)	3,837	100,146
TEGNA, Inc. (B)	120,115	2,004,719
Telenet Group Holding NV	9,625	432,673
The EW Scripps Company, Class A	9,394	147,580
The Interpublic Group of Companies, Inc. (B)	78,064	1,803,278
The New York Times Company, Class A	55,113	1,772,985
Tribune Publishing Company	3,221	42,388
ViacomCBS, Inc., Class B	108,801	4,566,378
WideOpenWest, Inc. (A)	4,694	34,829
WPP PLC	262,450	3,693,263
		107,988,656
Wireless telecommunication services – 0.6%
Boingo Wireless, Inc. (A)	7,479	81,895
Gogo, Inc. (A)(B)	9,763	62,483
KDDI Corp.	367,543	10,966,140
Millicom International Cellular SA (B)	20,105	965,520
NTT DOCOMO, Inc.	277,552	7,731,524
Shenandoah Telecommunications Company	8,220	342,034
Softbank Corp.	348,600	4,674,611
SoftBank Group Corp.	326,074	14,157,162
Spok Holdings, Inc.	3,463	42,352
Tele2 AB, B Shares	103,849	1,507,269
Telephone & Data Systems, Inc. (B)	37,496	953,523
T-Mobile US, Inc. (A)	63,735	4,998,099
Vodafone Group PLC	5,569,528	10,812,532
		57,295,144
		742,292,236
Consumer discretionary – 10.3%
Auto components – 0.5%
Adient PLC (A)	48,392	1,028,330
Aisin Seiki Company, Ltd.	33,758	1,250,385
American Axle & Manufacturing Holdings, Inc. (A)	19,160	206,162
Aptiv PLC	51,398	4,881,268
BorgWarner, Inc.	41,574	1,803,480
Bridgestone Corp.	118,906	4,417,370
Cie Generale des Etablissements Michelin SCA	35,557	4,375,613
Continental AG	22,889	2,957,951
Cooper Tire & Rubber Company	8,553	245,899
Cooper-Standard Holdings, Inc. (A)	2,939	97,457
Dana, Inc.	79,737	1,451,213
Delphi Technologies PLC (A)	32,998	423,364

The accompanying notes are an integral part of the financial statements.	132

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Denso Corp.	90,195	$4,073,417
Dorman Products, Inc. (A)(B)	4,588	347,403
Faurecia SE	15,782	856,767
Fox Factory Holding Corp. (A)	6,430	447,335
Gentex Corp.	96,985	2,810,625
Gentherm, Inc. (A)	5,630	249,916
Koito Manufacturing Company, Ltd.	21,766	1,007,895
LCI Industries	4,132	442,661
Lear Corp.	21,097	2,894,508
Modine Manufacturing Company (A)	8,874	68,330
Motorcar Parts of America, Inc. (A)(B)	3,295	72,589
NGK Spark Plug Company, Ltd.	32,599	631,899
Nokian Renkaat OYJ	25,981	747,262
Pirelli & C. SpA (C)	83,201	480,209
Standard Motor Products, Inc. (B)	3,565	189,729
Stanley Electric Company, Ltd.	27,267	787,505
Stoneridge, Inc. (A)	4,513	132,321
Sumitomo Electric Industries, Ltd.	156,943	2,356,994
Sumitomo Rubber Industries, Ltd.	35,656	434,780
Tenneco, Inc., Class A	8,789	115,136
The Goodyear Tire & Rubber Company	89,161	1,386,899
The Yokohama Rubber Company, Ltd.	24,654	478,163
Toyoda Gosei Company, Ltd.	13,503	337,162
Toyota Industries Corp.	30,553	1,758,021
Valeo SA	50,142	1,777,195
Visteon Corp. (A)	15,476	1,340,067
		49,363,280
Automobiles – 1.1%
Bayerische Motoren Werke AG (B)	68,921	5,645,022
Daimler AG (B)	189,233	10,461,613
Ferrari NV	25,085	4,165,004
Fiat Chrysler Automobiles NV	225,760	3,347,236
Ford Motor Company	784,008	7,291,274
General Motors Company	253,145	9,265,107
Harley-Davidson, Inc.	31,064	1,155,270
Honda Motor Company, Ltd.	339,273	9,601,948
Isuzu Motors, Ltd.	114,746	1,356,385
Mazda Motor Corp.	118,200	1,007,233
Mitsubishi Motors Corp.	139,537	581,628
Nissan Motor Company, Ltd.	483,076	2,799,298
Peugeot SA	122,297	2,944,564
Renault SA	39,956	1,897,407
Subaru Corp.	128,027	3,171,207
Suzuki Motor Corp.	76,643	3,199,227
Thor Industries, Inc. (B)	21,162	1,572,125
Toyota Motor Corp.	475,400	33,497,382
Volkswagen AG	6,863	1,329,259
Winnebago Industries, Inc.	5,264	278,887
Yamaha Motor Company, Ltd.	58,213	1,166,180
		105,733,256
Distributors – 0.1%
Core-Mark Holding Company, Inc.	7,757	210,913
Funko, Inc., Class A (A)(B)	3,143	53,934
Genuine Parts Company	29,253	3,107,546
Jardine Cycle & Carriage, Ltd.	20,567	459,935
LKQ Corp. (A)	61,702	2,202,761
Pool Corp.	15,350	3,260,033
Weyco Group, Inc.	1,212	32,057
		9,327,179
Diversified consumer services – 0.1%
Adtalem Global Education, Inc. (A)(B)	30,356	1,061,549
American Public Education, Inc. (A)	2,768	75,816
Benesse Holdings, Inc.	14,955	393,088
Career Education Corp. (A)	11,757	216,211
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
Carriage Services, Inc.	2,817	$72,115
Chegg, Inc. (A)(B)	19,754	748,874
Collectors Universe, Inc.	1,442	33,238
Graham Holdings Company, Class B	1,668	1,065,835
Grand Canyon Education, Inc. (A)	18,489	1,771,061
H&R Block, Inc.	39,309	922,975
Houghton Mifflin Harcourt Company (A)	18,397	114,981
K12, Inc. (A)	6,594	134,188
Laureate Education, Inc., Class A (A)	17,767	312,877
OneSpaWorld Holdings, Ltd. (A)(B)	7,830	131,857
Regis Corp. (A)	4,928	88,063
Select Interior Concepts, Inc., Class A (A)	3,774	33,928
Service Corp. International	70,076	3,225,598
Strategic Education, Inc.	3,634	577,443
WW International, Inc. (A)	25,779	985,016
		11,964,713
Hotels, restaurants and leisure – 1.9%
Accor SA	36,503	1,713,406
Aristocrat Leisure, Ltd.	119,606	2,826,188
BBX Capital Corp.	12,199	58,189
BJ's Restaurants, Inc.	3,563	135,251
Bloomin' Brands, Inc.	14,847	327,673
Boyd Gaming Corp.	44,427	1,330,144
Brinker International, Inc. (B)	20,675	868,350
Caesars Entertainment Corp. (A)(B)	213,980	2,910,128
Carnival Corp. (B)	80,647	4,099,287
Carnival PLC	33,278	1,595,132
Carrols Restaurant Group, Inc. (A)(B)	6,411	45,198
Century Casinos, Inc. (A)	5,451	43,172
Chipotle Mexican Grill, Inc. (A)	5,148	4,309,442
Choice Hotels International, Inc. (B)	12,179	1,259,674
Churchill Downs, Inc.	19,565	2,684,318
Chuy's Holdings, Inc. (A)	2,905	75,298
Compass Group PLC	330,161	8,274,420
Cracker Barrel Old Country Store, Inc. (B)	12,491	1,920,366
Crown Resorts, Ltd.	77,666	654,818
Darden Restaurants, Inc.	24,684	2,690,803
Dave & Buster's Entertainment, Inc. (B)	6,215	249,657
Del Taco Restaurants, Inc. (A)	5,308	41,960
Denny's Corp. (A)	9,927	197,349
Dine Brands Global, Inc. (B)	2,770	231,350
Domino's Pizza, Inc. (B)	15,680	4,606,470
Drive Shack, Inc. (A)	11,303	41,369
Dunkin' Brands Group, Inc.	31,761	2,399,226
El Pollo Loco Holdings, Inc. (A)	3,668	55,534
Eldorado Resorts, Inc. (A)(B)	36,273	2,163,322
Everi Holdings, Inc. (A)	11,673	156,768
Fiesta Restaurant Group, Inc. (A)	4,362	43,140
Flight Centre Travel Group, Ltd.	11,573	357,954
Flutter Entertainment PLC	16,263	1,982,036
Galaxy Entertainment Group, Ltd.	451,153	3,321,214
Genting Singapore, Ltd.	1,259,221	862,300
Golden Entertainment, Inc. (A)(B)	3,124	60,043
GVC Holdings PLC	121,000	1,418,770
Hilton Worldwide Holdings, Inc.	56,809	6,300,686
InterContinental Hotels Group PLC	35,985	2,472,700
J Alexander's Holdings, Inc. (A)	2,552	24,397
Jack in the Box, Inc.	13,458	1,050,128
Las Vegas Sands Corp.	68,038	4,697,344
Lindblad Expeditions Holdings, Inc. (A)	4,125	67,444
Marriott International, Inc., Class A	54,634	8,273,227
Marriott Vacations Worldwide Corp.	21,639	2,786,238
McDonald's Corp.	151,624	29,962,419
McDonald's Holdings Company Japan, Ltd. (B)	13,861	667,806

The accompanying notes are an integral part of the financial statements.	133

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Melco Resorts & Entertainment, Ltd., ADR	43,700	$1,056,229
MGM Resorts International	103,684	3,449,567
Monarch Casino & Resort, Inc. (A)	2,041	99,091
Nathan's Famous, Inc.	526	37,283
Noodles & Company (A)	5,398	29,905
Norwegian Cruise Line Holdings, Ltd. (A)	42,836	2,502,051
Oriental Land Company, Ltd.	41,600	5,675,960
Papa John's International, Inc.	12,204	770,683
Penn National Gaming, Inc. (A)	60,537	1,547,326
PlayAGS, Inc. (A)(B)	4,800	58,224
RCI Hospitality Holdings, Inc.	1,728	35,424
Red Robin Gourmet Burgers, Inc. (A)	2,287	75,517
Red Rock Resorts, Inc., Class A	12,047	288,526
Royal Caribbean Cruises, Ltd.	34,609	4,620,648
Ruth's Hospitality Group, Inc. (B)	4,911	106,888
Sands China, Ltd.	504,682	2,696,551
Scientific Games Corp. (A)(B)	30,291	811,193
SeaWorld Entertainment, Inc. (A)(B)	8,028	254,568
Shake Shack, Inc., Class A (A)	4,945	294,574
Six Flags Entertainment Corp.	30,137	1,359,480
SJM Holdings, Ltd.	412,826	470,070
Sodexo SA	18,413	2,183,975
Starbucks Corp.	237,777	20,905,354
Tabcorp Holdings, Ltd.	420,449	1,336,651
Target Hospitality Corp. (A)	6,055	30,275
Texas Roadhouse, Inc.	36,278	2,043,177
The Cheesecake Factory, Inc. (B)	22,836	887,407
The Habit Restaurants, Inc., Class A (A)	3,796	39,592
The Wendy's Company (B)	70,557	1,567,071
TUI AG	91,693	1,157,190
Twin River Worldwide Holdings, Inc.	3,434	88,082
Whitbread PLC	27,804	1,784,422
Wingstop, Inc.	4,996	430,805
Wyndham Destinations, Inc.	34,774	1,797,468
Wyndham Hotels & Resorts, Inc.	36,485	2,291,623
Wynn Macau, Ltd.	324,270	799,041
Wynn Resorts, Ltd. (B)	19,453	2,701,438
Yum! Brands, Inc.	60,896	6,134,054
		184,729,491
Household durables – 0.8%
Barratt Developments PLC	211,793	2,097,053
Bassett Furniture Industries, Inc.	1,994	33,260
Beazer Homes USA, Inc. (A)	4,963	70,127
Casio Computer Company, Ltd.	40,448	808,293
Cavco Industries, Inc. (A)	1,475	288,186
Century Communities, Inc. (A)	4,368	119,465
D.R. Horton, Inc.	67,513	3,561,311
Electrolux AB, B Shares	46,934	1,153,794
Ethan Allen Interiors, Inc.	4,187	79,804
Flexsteel Industries, Inc.	1,502	29,920
Garmin, Ltd.	29,089	2,837,923
GoPro, Inc., Class A (A)(B)	21,748	94,386
Green Brick Partners, Inc. (A)	4,354	49,984
Hamilton Beach Brands Holding Company, Class A	1,305	24,926
Hamilton Beach Brands Holding Company, Class B	853	16,292
Helen of Troy, Ltd. (A)(B)	13,912	2,501,238
Hooker Furniture Corp. (B)	2,096	53,846
Husqvarna AB, B Shares (B)	86,995	697,152
Iida Group Holdings Company, Ltd. (B)	30,700	538,033
Installed Building Products, Inc. (A)	3,858	265,700
iRobot Corp. (A)(B)	4,686	237,252
KB Home	47,366	1,623,233
La-Z-Boy, Inc.	7,638	240,444
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Leggett & Platt, Inc.	26,496	$1,346,792
Lennar Corp., A Shares	56,350	3,143,767
LGI Homes, Inc. (A)	3,386	239,221
M/I Homes, Inc. (A)	4,467	175,776
MDC Holdings, Inc.	8,378	319,704
Meritage Homes Corp. (A)	6,125	374,299
Mohawk Industries, Inc. (A)	11,969	1,632,332
Newell Brands, Inc.	76,721	1,474,578
Nikon Corp.	66,746	816,280
NVR, Inc. (A)	699	2,662,079
Panasonic Corp.	459,409	4,308,880
Persimmon PLC	66,261	2,366,783
PulteGroup, Inc.	51,288	1,989,974
Rinnai Corp.	6,978	545,325
SEB SA	4,715	701,251
Sekisui Chemical Company, Ltd.	75,644	1,312,416
Sekisui House, Ltd.	129,326	2,761,737
Sharp Corp.	44,300	677,015
Skyline Champion Corp. (A)	8,616	273,127
Sonos, Inc. (A)	12,172	190,127
Sony Corp.	264,600	17,965,721
Taylor Morrison Home Corp. (A)	17,784	388,758
Taylor Wimpey PLC	682,121	1,749,006
Tempur Sealy International, Inc. (A)	17,419	1,516,498
The Berkeley Group Holdings PLC	24,849	1,599,616
The Lovesac Company (A)(B)	1,643	26,370
Toll Brothers, Inc.	49,531	1,956,970
TopBuild Corp. (A)	5,741	591,782
TRI Pointe Group, Inc. (A)	77,343	1,205,004
Tupperware Brands Corp.	8,600	73,788
Universal Electronics, Inc. (A)	2,332	121,870
Whirlpool Corp.	12,724	1,877,172
William Lyon Homes, Class A (A)	5,394	107,772
ZAGG, Inc. (A)(B)	5,025	40,753
		73,954,165
Internet and direct marketing retail – 2.0%
1-800-Flowers.com, Inc., Class A (A)	4,376	63,452
Amazon.com, Inc. (A)	83,850	154,941,384
Booking Holdings, Inc. (A)	8,427	17,306,783
Delivery Hero SE (A)(B)(C)	23,568	1,867,981
Duluth Holdings, Inc., Class B (A)	2,106	22,176
eBay, Inc.	153,964	5,559,640
Etsy, Inc. (A)	45,427	2,012,416
Expedia Group, Inc.	28,136	3,042,627
Groupon, Inc. (A)	77,327	184,812
GrubHub, Inc. (A)(B)	35,060	1,705,318
Lands' End, Inc. (A)(B)	1,955	32,844
Liquidity Services, Inc. (A)	4,864	28,989
Mercari, Inc. (A)	15,800	323,015
Ocado Group PLC (A)	95,610	1,622,216
Overstock.com, Inc. (A)(B)	4,872	34,348
PetMed Express, Inc. (B)	3,354	78,886
Prosus NV (A)	101,436	7,591,627
Quotient Technology, Inc. (A)(B)	12,803	126,238
Rakuten, Inc.	179,005	1,529,273
Shutterstock, Inc. (A)(B)	3,280	140,646
Stamps.com, Inc. (A)	2,863	239,118
Stitch Fix, Inc., Class A (A)	7,141	183,238
The RealReal, Inc. (A)(B)	3,047	57,436
The Rubicon Project, Inc. (A)	8,483	69,221
Zalando SE (A)(B)(C)	28,792	1,451,984
ZOZO, Inc.	22,600	432,221
		200,647,889
Leisure products – 0.2%
Acushnet Holdings Corp.	5,961	193,733

The accompanying notes are an integral part of the financial statements.	134

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Leisure products (continued)
American Outdoor Brands Corp. (A)	9,394	$87,176
Bandai Namco Holdings, Inc.	41,593	2,530,193
Brunswick Corp.	31,274	1,875,815
Callaway Golf Company	15,915	337,398
Clarus Corp.	4,282	58,064
Hasbro, Inc.	25,621	2,705,834
Johnson Outdoors, Inc., Class A	866	66,422
Malibu Boats, Inc., Class A (A)	3,603	147,543
MasterCraft Boat Holdings, Inc. (A)	3,354	52,826
Mattel, Inc. (A)(B)	132,925	1,801,134
Polaris, Inc.	22,045	2,241,977
Sankyo Company, Ltd.	9,451	313,894
Sega Sammy Holdings, Inc.	36,036	521,788
Shimano, Inc.	15,481	2,511,497
Sturm Ruger & Company, Inc. (B)	2,845	133,800
Vista Outdoor, Inc. (A)(B)	10,245	76,633
Yamaha Corp.	29,873	1,656,263
YETI Holdings, Inc. (A)(B)	6,868	238,869
		17,550,859
Multiline retail – 0.5%
Big Lots, Inc. (B)	6,675	191,706
Dillard's, Inc., Class A (B)	5,520	405,610
Dollar General Corp.	51,260	7,995,535
Dollar Tree, Inc. (A)	47,648	4,481,294
Harvey Norman Holdings, Ltd.	116,858	333,759
Isetan Mitsukoshi Holdings, Ltd.	69,828	627,036
J Front Retailing Company, Ltd.	47,800	666,679
J.C. Penney Company, Inc. (A)(B)	56,454	63,228
Kohl's Corp.	31,523	1,606,097
Macy's, Inc. (B)	62,212	1,057,604
Marks & Spencer Group PLC	405,136	1,148,746
Marui Group Company, Ltd.	39,541	964,110
Next PLC	27,712	2,582,278
Nordstrom, Inc.	21,568	882,778
Ollie's Bargain Outlet Holdings, Inc. (A)(B)	20,966	1,369,289
Pan Pacific International Holdings Corp.	92,200	1,529,716
Ryohin Keikaku Company, Ltd. (B)	49,560	1,155,062
Target Corp.	102,024	13,080,497
Wesfarmers, Ltd.	235,972	6,857,751
		46,998,775
Specialty retail – 1.8%
Aaron's, Inc. (B)	37,228	2,126,091
ABC-Mart, Inc.	6,864	468,546
Abercrombie & Fitch Company, Class A (B)	11,206	193,752
Advance Auto Parts, Inc.	13,944	2,233,271
American Eagle Outfitters, Inc.	88,523	1,301,288
America's Car-Mart, Inc. (A)	1,059	116,130
Asbury Automotive Group, Inc. (A)(B)	3,267	365,218
At Home Group, Inc. (A)	8,325	45,788
AutoNation, Inc. (A)	22,574	1,097,774
AutoZone, Inc. (A)	4,797	5,714,714
Barnes & Noble Education, Inc. (A)	7,492	31,991
Bed Bath & Beyond, Inc. (B)	69,342	1,199,617
Best Buy Company, Inc.	45,849	4,025,542
Boot Barn Holdings, Inc. (A)	4,774	212,586
Caleres, Inc.	7,062	167,723
Camping World Holdings, Inc., Class A	5,767	85,006
CarMax, Inc. (A)	33,106	2,902,403
Chico's FAS, Inc.	20,355	77,553
Citi Trends, Inc.	2,099	48,529
Conn's, Inc. (A)(B)	3,434	42,547
Designer Brands, Inc., Class A	11,238	176,886
Dick's Sporting Goods, Inc. (B)	24,382	1,206,665
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Dufry AG (A)	8,407	$833,649
Express, Inc. (A)	11,643	56,701
Fast Retailing Company, Ltd.	12,146	7,215,621
Five Below, Inc. (A)	21,344	2,729,044
Foot Locker, Inc. (B)	41,037	1,600,033
GameStop Corp., Class A (B)	15,475	94,088
Genesco, Inc. (A)	2,726	130,630
GNC Holdings, Inc., Class A (A)(B)	14,450	39,015
Group 1 Automotive, Inc.	2,991	299,100
Guess?, Inc. (B)	8,525	190,790
Haverty Furniture Companies, Inc. (B)	3,097	62,436
Hennes & Mauritz AB, B Shares (B)	167,140	3,409,245
Hibbett Sports, Inc. (A)(B)	3,019	84,653
Hikari Tsushin, Inc.	4,400	1,105,710
Hudson, Ltd., Class A (A)	6,910	105,999
Industria de Diseno Textil SA	227,008	8,022,577
JD Sports Fashion PLC	91,038	1,011,212
Kingfisher PLC	438,227	1,261,536
L Brands, Inc. (B)	46,758	847,255
Lithia Motors, Inc., Class A	3,751	551,397
Lowe's Companies, Inc.	154,318	18,481,124
Lumber Liquidators Holdings, Inc. (A)	5,042	49,260
MarineMax, Inc. (A)	3,575	59,667
Monro, Inc.	5,564	435,105
Murphy USA, Inc. (A)(B)	16,259	1,902,303
National Vision Holdings, Inc. (A)	13,401	434,594
Nitori Holdings Company, Ltd.	16,711	2,637,852
Office Depot, Inc.	93,115	255,135
O'Reilly Automotive, Inc. (A)	15,233	6,676,015
Party City Holdco, Inc. (A)(B)	10,467	24,493
Rent-A-Center, Inc.	8,261	238,247
RH (A)(B)	9,062	1,942,561
Ross Stores, Inc.	72,829	8,478,752
Sally Beauty Holdings, Inc. (A)(B)	65,152	1,189,024
Shimamura Company, Ltd.	4,570	347,429
Shoe Carnival, Inc. (B)	1,602	59,723
Signet Jewelers, Ltd. (B)	8,851	192,421
Sleep Number Corp. (A)	4,915	242,015
Sonic Automotive, Inc., Class A	4,102	127,162
Sportsman's Warehouse Holdings, Inc. (A)	7,127	57,230
Tailored Brands, Inc. (B)	9,014	37,318
The Buckle, Inc. (B)	4,876	131,847
The Cato Corp., Class A	3,864	67,234
The Children's Place, Inc. (B)	2,610	163,177
The Gap, Inc.	42,840	757,411
The Home Depot, Inc.	219,623	47,961,271
The Michaels Companies, Inc. (A)	14,713	119,028
The TJX Companies, Inc.	244,153	14,907,982
Tiffany & Company	21,734	2,904,749
Tilly's, Inc., Class A	3,670	44,958
Tractor Supply Company	23,835	2,227,142
Ulta Beauty, Inc. (A)	11,509	2,913,388
Urban Outfitters, Inc. (A)(B)	27,045	751,040
USS Company, Ltd.	45,548	861,007
Williams-Sonoma, Inc. (B)	29,755	2,185,207
Winmark Corp.	408	80,906
Yamada Denki Company, Ltd.	130,608	693,010
Zumiez, Inc. (A)	3,439	118,783
		174,245,881
Textiles, apparel and luxury goods – 1.3%
adidas AG	37,538	12,219,291
Burberry Group PLC	85,631	2,500,048
Capri Holdings, Ltd. (A)	30,529	1,164,681
Carter's, Inc.	16,925	1,850,580
Cie Financiere Richemont SA	108,637	8,490,080

The accompanying notes are an integral part of the financial statements.	135

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Columbia Sportswear Company	11,132	$1,115,315
Crocs, Inc. (A)(B)	10,571	442,819
Culp, Inc.	2,161	29,433
Deckers Outdoor Corp. (A)	15,687	2,648,907
Delta Apparel, Inc. (A)	1,097	34,117
EssilorLuxottica SA	58,997	9,019,548
Fossil Group, Inc. (A)(B)	8,248	64,994
G-III Apparel Group, Ltd. (A)	7,765	260,128
Hanesbrands, Inc.	72,822	1,081,407
Hermes International	6,596	4,941,117
Kering SA	15,768	10,389,764
Kontoor Brands, Inc. (B)	7,534	316,353
LVMH Moet Hennessy Louis Vuitton SE	57,851	26,955,883
Moncler SpA	37,578	1,691,289
Movado Group, Inc.	2,812	61,133
NIKE, Inc., Class B	250,869	25,415,538
Oxford Industries, Inc.	2,815	212,307
Pandora A/S	20,796	904,390
Puma SE (B)	17,271	1,324,375
PVH Corp.	14,928	1,569,679
Ralph Lauren Corp.	10,013	1,173,724
Rocky Brands, Inc.	1,252	36,846
Skechers U.S.A., Inc., Class A (A)	51,340	2,217,375
Steven Madden, Ltd.	14,288	614,527
Superior Group of Companies, Inc.	2,085	28,231
Tapestry, Inc.	55,556	1,498,345
The Swatch Group AG	11,269	596,127
The Swatch Group AG, Bearer Shares	5,963	1,664,901
Under Armour, Inc., Class A (A)(B)	37,891	818,446
Under Armour, Inc., Class C (A)	39,175	751,377
Unifi, Inc. (A)	2,531	63,933
Vera Bradley, Inc. (A)	3,581	42,256
VF Corp.	65,935	6,571,082
Wolverine World Wide, Inc.	14,297	482,381
Yue Yuen Industrial Holdings, Ltd.	151,487	447,082
		131,709,809
		1,006,225,297
Consumer staples – 7.8%
Beverages – 1.7%
Anheuser-Busch InBev SA	158,558	12,985,959
Asahi Group Holdings, Ltd.	75,481	3,443,480
Brown-Forman Corp., Class B (B)	36,682	2,479,703
Budweiser Brewing Company APAC, Ltd. (A)(C)	275,500	930,225
Carlsberg A/S, Class B	22,246	3,319,903
Celsius Holdings, Inc. (A)	4,611	22,271
Coca-Cola Amatil, Ltd.	105,559	819,735
Coca-Cola Bottlers Japan Holdings, Inc. (B)	25,700	656,642
Coca-Cola Consolidated, Inc.	797	226,388
Coca-Cola European Partners PLC (New York Stock Exchange)	48,258	2,455,367
Coca-Cola HBC AG	41,533	1,411,706
Constellation Brands, Inc., Class A	33,723	6,398,939
Craft Brew Alliance, Inc. (A)	1,967	32,456
Davide Campari-Milano SpA (B)	120,876	1,104,480
Diageo PLC	492,265	20,742,400
Heineken Holding NV	24,043	2,336,798
Heineken NV	53,978	5,760,954
Kirin Holdings Company, Ltd.	171,092	3,734,351
MGP Ingredients, Inc. (B)	2,253	109,158
Molson Coors Brewing Company, Class B	37,822	2,038,606
Monster Beverage Corp. (A)	76,861	4,884,517
National Beverage Corp. (A)(B)	2,046	104,387
New Age Beverages Corp. (A)(B)	13,931	25,354
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
PepsiCo, Inc.	280,749	$38,369,966
Pernod Ricard SA	44,186	7,906,534
Primo Water Corp. (A)(B)	6,175	69,314
Remy Cointreau SA (B)	4,693	576,778
Suntory Beverage & Food, Ltd.	28,959	1,209,000
The Boston Beer Company, Inc., Class A (A)(B)	4,946	1,868,846
The Coca-Cola Company	776,357	42,971,360
Treasury Wine Estates, Ltd.	149,744	1,705,695
		170,701,272
Food and staples retailing – 1.4%
Aeon Company, Ltd.	136,078	2,808,158
BJ's Wholesale Club Holdings, Inc. (A)(B)	65,832	1,497,020
Carrefour SA	125,927	2,117,922
Casey's General Stores, Inc. (B)	14,102	2,242,077
Casino Guichard Perrachon SA (B)	11,272	528,050
Coles Group, Ltd.	236,044	2,457,162
Colruyt SA (B)	11,495	599,485
Costco Wholesale Corp.	88,947	26,143,302
Dairy Farm International Holdings, Ltd.	70,500	402,562
FamilyMart Company, Ltd.	52,664	1,261,287
HF Foods Group, Inc. (A)	1,300	25,350
ICA Gruppen AB	18,845	880,287
Ingles Markets, Inc., Class A	2,424	115,164
J Sainsbury PLC	367,721	1,121,273
Jeronimo Martins SGPS SA	52,300	861,867
Koninklijke Ahold Delhaize NV	246,418	6,178,290
Lawson, Inc.	10,389	589,707
METRO AG	37,497	603,371
Natural Grocers by Vitamin Cottage, Inc.	1,947	19,217
Performance Food Group Company (A)	17,467	899,201
PriceSmart, Inc.	3,850	273,427
Rite Aid Corp. (A)(B)	9,510	147,120
Seven & i Holdings Company, Ltd.	156,729	5,744,965
SpartanNash Company	6,155	87,647
Sprouts Farmers Market, Inc. (A)	45,292	876,400
Sundrug Company, Ltd.	14,892	538,822
Sysco Corp.	102,727	8,787,268
Tesco PLC	2,037,579	6,886,266
The Andersons, Inc.	5,484	138,636
The Chefs' Warehouse, Inc. (A)(B)	4,154	158,309
The Kroger Company	161,471	4,681,044
Tsuruha Holdings, Inc.	7,698	988,407
United Natural Foods, Inc. (A)(B)	9,201	80,601
Village Super Market, Inc., Class A	1,477	34,266
Walgreens Boots Alliance, Inc.	150,948	8,899,894
Walmart, Inc.	285,612	33,942,130
Weis Markets, Inc.	1,654	66,970
Welcia Holdings Company, Ltd.	9,800	622,587
Wm Morrison Supermarkets PLC	498,771	1,320,825
Woolworths Group, Ltd.	261,997	6,645,149
		132,271,485
Food products – 1.9%
a2 Milk Company, Ltd. (A)	153,003	1,549,211
Ajinomoto Company, Inc.	91,396	1,521,497
Alico, Inc.	771	27,625
Archer-Daniels-Midland Company	112,080	5,194,908
Associated British Foods PLC	74,128	2,550,069
B&G Foods, Inc. (B)	11,038	197,911
Barry Callebaut AG	628	1,386,301
Calavo Growers, Inc. (B)	2,771	251,025
Calbee, Inc.	16,700	544,108
Cal-Maine Foods, Inc. (B)	5,382	230,081
Campbell Soup Company (B)	34,011	1,680,824
Chocoladefabriken Lindt & Spruengli AG	21	1,854,454

The accompanying notes are an integral part of the financial statements.	136

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	221	$1,714,799
Conagra Brands, Inc.	97,981	3,354,869
Danone SA	128,485	10,670,153
Darling Ingredients, Inc. (A)	27,968	785,341
Farmer Brothers Company (A)	2,055	30,948
Flowers Foods, Inc.	73,792	1,604,238
Fresh Del Monte Produce, Inc.	5,271	184,380
Freshpet, Inc. (A)	5,871	346,917
General Mills, Inc.	121,686	6,517,502
Hormel Foods Corp. (B)	55,984	2,525,438
Hostess Brands, Inc. (A)	20,380	296,325
Ingredion, Inc.	25,596	2,379,148
J&J Snack Foods Corp. (B)	2,559	471,547
John B. Sanfilippo & Son, Inc.	1,465	133,725
Kellogg Company (B)	50,132	3,467,129
Kerry Group PLC, Class A	31,839	3,972,894
Kerry Group PLC, Class A (London Stock Exchange)	1,204	148,430
Kikkoman Corp.	30,246	1,480,685
Lamb Weston Holdings, Inc.	29,408	2,529,970
Lancaster Colony Corp.	10,802	1,729,400
Landec Corp. (A)	4,461	50,454
Limoneira Company	2,847	54,748
McCormick & Company, Inc.	24,879	4,222,713
MEIJI Holdings Company, Ltd.	23,800	1,608,408
Mondelez International, Inc., Class A	289,887	15,966,976
Mowi ASA	91,481	2,378,590
Nestle SA	619,311	67,049,826
NH Foods, Ltd.	17,141	710,039
Nisshin Seifun Group, Inc.	41,100	717,090
Nissin Foods Holdings Company, Ltd.	13,175	978,543
Orkla ASA	156,420	1,586,225
Pilgrim's Pride Corp. (A)	20,093	657,343
Post Holdings, Inc. (A)	25,481	2,779,977
Sanderson Farms, Inc.	10,934	1,926,789
Seneca Foods Corp., Class A (A)	1,202	49,030
The Hain Celestial Group, Inc. (A)(B)	30,800	799,414
The Hershey Company	29,860	4,388,823
The J.M. Smucker Company	22,963	2,391,137
The Kraft Heinz Company	125,390	4,028,781
The Simply Good Foods Company (A)	14,044	400,816
Tootsie Roll Industries, Inc. (B)	9,209	314,395
Toyo Suisan Kaisha, Ltd.	18,450	783,494
TreeHouse Foods, Inc. (A)(B)	21,551	1,045,224
Tyson Foods, Inc., Class A	59,431	5,410,598
Vitasoy International Holdings, Ltd.	154,000	558,653
WH Group, Ltd. (C)	1,989,000	2,056,574
Wilmar International, Ltd.	400,503	1,227,020
Yakult Honsha Company, Ltd.	24,903	1,372,466
Yamazaki Baking Company, Ltd.	25,190	450,127
		187,296,125
Household products – 1.2%
Central Garden & Pet Company (A)	1,920	59,654
Central Garden & Pet Company, Class A (A)	7,045	206,841
Church & Dwight Company, Inc.	49,408	3,475,359
Colgate-Palmolive Company	172,553	11,878,549
Energizer Holdings, Inc. (B)	24,665	1,238,676
Essity AB, B Shares	126,207	4,064,652
Henkel AG & Company KGaA	21,679	2,037,664
Kimberly-Clark Corp.	69,019	9,493,563
Lion Corp.	46,700	907,785
Oil-Dri Corp. of America	962	34,873
Pigeon Corp.	24,000	878,788
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household products (continued)
Reckitt Benckiser Group PLC	147,614	$11,990,461
The Clorox Company	25,268	3,879,649
The Procter & Gamble Company	502,092	62,711,291
Unicharm Corp.	84,000	2,836,445
WD-40 Company (B)	2,324	451,181
		116,145,431
Personal products – 0.8%
Beiersdorf AG	20,982	2,505,536
Coty, Inc., Class A (B)	59,510	669,488
Edgewell Personal Care Company (A)	30,036	929,915
elf Beauty, Inc. (A)	4,550	73,392
Inter Parfums, Inc. (B)	2,983	216,894
Kao Corp.	100,275	8,270,188
Kobayashi Pharmaceutical Company, Ltd.	10,200	863,952
Kose Corp.	6,900	1,005,771
Lifevantage Corp. (A)	2,478	38,682
L'Oreal SA	52,585	15,549,774
Medifast, Inc. (B)	1,931	211,599
Nu Skin Enterprises, Inc., Class A (B)	21,296	872,710
Pola Orbis Holdings, Inc.	18,972	451,895
Revlon, Inc., Class A (A)(B)	1,248	26,732
Shiseido Company, Ltd.	83,260	5,912,290
The Estee Lauder Companies, Inc., Class A	44,807	9,254,438
Unilever NV	305,480	17,531,703
Unilever PLC	230,971	13,221,388
USANA Health Sciences, Inc. (A)	2,202	172,967
		77,779,314
Tobacco – 0.8%
22nd Century Group, Inc. (A)(B)	21,820	24,002
Altria Group, Inc.	376,120	18,772,149
British American Tobacco PLC	477,324	20,287,259
Imperial Brands PLC	198,336	4,906,889
Japan Tobacco, Inc. (B)	249,666	5,566,690
Philip Morris International, Inc.	313,252	26,654,613
Swedish Match AB	35,349	1,821,064
Turning Point Brands, Inc. (B)	1,458	41,699
Universal Corp.	4,181	238,568
Vector Group, Ltd. (B)	18,987	254,236
		78,567,169
		762,760,796
Energy – 4.2%
Energy equipment and services – 0.3%
Apergy Corp. (A)	29,697	1,003,165
Archrock, Inc.	22,109	221,974
Baker Hughes Company (B)	130,841	3,353,455
Cactus, Inc., Class A	8,019	275,212
Core Laboratories NV (B)	17,013	640,880
Diamond Offshore Drilling, Inc. (A)(B)	11,280	81,103
DMC Global, Inc. (B)	2,415	108,530
Dril-Quip, Inc. (A)	6,186	290,185
Era Group, Inc. (A)	3,641	37,029
Exterran Corp. (A)	5,791	45,344
Forum Energy Technologies, Inc. (A)	16,602	27,891
Frank's International NV (A)	18,945	97,946
Geospace Technologies Corp. (A)	2,420	40,583
Halliburton Company	176,733	4,324,657
Helix Energy Solutions Group, Inc. (A)	24,414	235,107
Helmerich & Payne, Inc.	21,834	991,919
KLX Energy Services Holdings, Inc. (A)	4,002	25,773
Liberty Oilfield Services, Inc., Class A	9,178	102,059
Matrix Service Company (A)	4,520	103,418
McDermott International, Inc. (A)(B)	33,842	22,898
Nabors Industries, Ltd. (B)	60,549	174,381

The accompanying notes are an integral part of the financial statements.	137

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
National Energy Services Reunited Corp. (A)(B)	4,080	$37,210
National Oilwell Varco, Inc.	77,681	1,945,909
Natural Gas Services Group, Inc. (A)	2,269	27,818
Newpark Resources, Inc. (A)(B)	15,648	98,113
NexTier Oilfield Solutions, Inc. (A)	27,410	183,647
Nine Energy Service, Inc. (A)(B)	3,326	26,009
Noble Corp. PLC (A)	45,459	55,460
Oceaneering International, Inc. (A)	17,041	254,081
Oil States International, Inc. (A)	10,315	168,238
Pacific Drilling SA (A)(B)	5,975	24,378
Parker Drilling Company (A)	1,759	39,578
Patterson-UTI Energy, Inc.	74,584	783,132
ProPetro Holding Corp. (A)	13,662	153,698
RPC, Inc. (B)	10,717	56,157
Schlumberger, Ltd.	278,726	11,204,785
SEACOR Holdings, Inc. (A)	2,925	126,214
SEACOR Marine Holdings, Inc. (A)	3,243	44,721
Select Energy Services, Inc., Class A (A)	10,274	95,343
Solaris Oilfield Infrastructure, Inc., Class A (B)	5,317	74,438
TechnipFMC PLC	84,609	1,814,017
Tenaris SA	98,074	1,111,171
TETRA Technologies, Inc. (A)	22,709	44,510
Tidewater, Inc. (A)	6,763	130,391
Transocean, Ltd. (A)(B)	220,503	1,517,061
U.S. Silica Holdings, Inc. (B)	13,104	80,590
Worley, Ltd.	70,116	757,432
		33,057,610
Oil, gas and consumable fuels – 3.9%
Aker BP ASA	22,482	737,868
Altus Midstream Company, Class A (A)(B)	10,209	29,198
Antero Midstream Corp. (B)	113,871	864,281
Apache Corp.	75,709	1,937,393
Arch Coal, Inc., Class A (B)	2,739	196,496
Ardmore Shipping Corp. (A)	5,894	53,341
Berry Petroleum Corp.	11,123	104,890
Bonanza Creek Energy, Inc. (A)	3,381	78,913
BP PLC	4,239,118	26,667,455
Brigham Minerals, Inc., Class A	2,994	64,191
Cabot Oil & Gas Corp.	82,130	1,429,883
California Resources Corp. (A)(B)	8,312	75,057
Callon Petroleum Company (A)(B)	66,483	321,114
Caltex Australia, Ltd.	51,956	1,238,856
Chesapeake Energy Corp. (A)(B)	449,517	371,121
Chevron Corp.	380,699	45,878,036
Cimarex Energy Company	20,498	1,075,940
Clean Energy Fuels Corp. (A)	24,339	56,953
CNX Resources Corp. (A)	103,451	915,541
Concho Resources, Inc.	40,474	3,544,308
ConocoPhillips	220,919	14,366,363
CONSOL Energy, Inc. (A)	4,743	68,821
Contura Energy, Inc. (A)(B)	3,600	32,580
CVR Energy, Inc.	5,027	203,242
Delek US Holdings, Inc.	12,796	429,050
Denbury Resources, Inc. (A)	80,009	112,813
Devon Energy Corp.	77,917	2,023,504
DHT Holdings, Inc.	14,899	123,364
Diamond S Shipping, Inc. (A)	3,897	65,236
Diamondback Energy, Inc.	32,444	3,012,750
Dorian LPG, Ltd. (A)	4,743	73,422
Earthstone Energy, Inc., Class A (A)	4,066	25,738
Energy Fuels, Inc. (A)(B)	17,051	32,567
Eni SpA	529,215	8,219,359
EOG Resources, Inc.	117,130	9,810,809
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
EQT Corp.	98,009	$1,068,298
Equinor ASA	208,431	4,156,587
Equitrans Midstream Corp. (B)	78,132	1,043,844
Evolution Petroleum Corp.	5,843	31,961
Extraction Oil & Gas, Inc. (A)(B)	14,816	31,410
Exxon Mobil Corp.	851,871	59,443,558
Falcon Minerals Corp. (B)	7,013	49,512
Galp Energia SGPS SA	104,186	1,749,080
GasLog, Ltd.	7,142	69,920
Golar LNG, Ltd. (B)	16,282	231,530
Green Plains, Inc. (B)	6,186	95,450
Gulfport Energy Corp. (A)	27,580	83,843
Hess Corp.	52,146	3,483,874
HighPoint Resources Corp. (A)	21,446	36,244
HollyFrontier Corp.	29,894	1,515,925
Idemitsu Kosan Company, Ltd.	40,786	1,126,987
Inpex Corp.	212,941	2,206,011
International Seaways, Inc. (A)	4,224	125,706
Jagged Peak Energy, Inc. (A)(B)	11,794	100,131
JXTG Holdings, Inc.	657,811	2,985,526
Kinder Morgan, Inc.	392,175	8,302,345
Koninklijke Vopak NV	14,668	797,064
Laredo Petroleum, Inc. (A)	31,964	91,737
Lundin Petroleum AB	38,659	1,312,645
Magnolia Oil & Gas Corp., Class A (A)	17,578	221,131
Marathon Oil Corp.	161,054	2,187,113
Marathon Petroleum Corp.	130,731	7,876,543
Matador Resources Company (A)(B)	61,194	1,099,656
Montage Resources Corp. (A)	4,132	32,808
Murphy Oil Corp. (B)	57,265	1,534,702
NACCO Industries, Inc., Class A	651	30,486
Neste OYJ	88,030	3,063,530
Noble Energy, Inc.	96,298	2,392,042
Nordic American Tankers, Ltd.	23,946	117,814
Northern Oil and Gas, Inc. (A)	49,504	115,839
Oasis Petroleum, Inc. (A)	55,107	179,649
Occidental Petroleum Corp.	179,856	7,411,866
Oil Search, Ltd.	285,669	1,456,637
OMV AG	30,682	1,718,953
ONEOK, Inc.	83,169	6,293,398
Origin Energy, Ltd.	366,493	2,173,025
Overseas Shipholding Group, Inc., Class A (A)	12,741	29,304
Panhandle Oil and Gas, Inc., Class A	3,079	34,516
Par Pacific Holdings, Inc. (A)(B)	6,037	140,300
PBF Energy, Inc., Class A	39,054	1,225,124
PDC Energy, Inc. (A)	10,790	282,374
Peabody Energy Corp. (B)	11,955	109,030
Penn Virginia Corp. (A)	2,450	74,358
Phillips 66	89,465	9,967,296
Pioneer Natural Resources Company	33,351	5,048,341
QEP Resources, Inc.	41,225	185,513
Renewable Energy Group, Inc. (A)(B)	6,387	172,130
Repsol SA	299,333	4,702,568
REX American Resources Corp. (A)	950	77,862
Ring Energy, Inc. (A)	12,279	32,417
Royal Dutch Shell PLC, A Shares	890,272	26,364,710
Royal Dutch Shell PLC, B Shares	777,481	23,078,485
SandRidge Energy, Inc. (A)	5,869	24,885
Santos, Ltd.	368,504	2,119,989
Scorpio Tankers, Inc.	7,373	290,054
SFL Corp., Ltd. (B)	13,555	197,090
SM Energy Company (B)	19,306	216,999
Southwestern Energy Company (A)	93,010	225,084
SRC Energy, Inc. (A)	41,382	170,494

The accompanying notes are an integral part of the financial statements.	138

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Talos Energy, Inc. (A)	3,467	$104,530
Teekay Corp. (B)	12,145	64,611
Teekay Tankers, Ltd., Class A (A)	3,980	95,401
Tellurian, Inc. (A)	16,430	119,610
The Williams Companies, Inc.	244,028	5,788,344
TOTAL SA	499,396	27,711,737
Uranium Energy Corp. (A)	34,350	31,575
Valero Energy Corp.	82,679	7,742,888
W&T Offshore, Inc. (A)	16,718	92,952
Washington H. Soul Pattinson & Company, Ltd.	24,939	376,230
Whiting Petroleum Corp. (A)(B)	15,621	114,658
Woodside Petroleum, Ltd.	194,841	4,710,980
World Fuel Services Corp.	36,053	1,565,421
WPX Energy, Inc. (A)	159,771	2,195,254
		377,767,947
		410,825,557
Financials – 14.8%
Banks – 7.1%
1st Constitution Bancorp	1,535	33,970
1st Source Corp.	2,347	121,762
ABN AMRO Bank NV (C)	87,874	1,601,620
ACNB Corp.	1,250	47,275
AIB Group PLC	168,652	589,174
Allegiance Bancshares, Inc. (A)(B)	3,355	126,148
Amalgamated Bank, Class A	2,496	48,547
Amerant Bancorp, Inc. (A)	3,399	74,064
American National Bankshares, Inc.	1,664	65,844
Ameris Bancorp	10,409	442,799
Ames National Corp.	1,780	49,947
Aozora Bank, Ltd.	24,427	645,331
Arrow Financial Corp.	2,244	84,823
Associated Banc-Corp.	61,089	1,346,402
Atlantic Capital Bancshares, Inc. (A)	4,066	74,611
Atlantic Union Bankshares Corp.	13,821	518,979
Australia & New Zealand Banking Group, Ltd.	589,706	10,170,053
Banc of California, Inc.	7,782	133,695
BancFirst Corp.	3,120	194,813
Banco Bilbao Vizcaya Argentaria SA	1,386,221	7,782,696
Banco de Sabadell SA	1,186,048	1,388,753
Banco Espirito Santo SA (A)	625,609	939
Banco Santander SA	3,456,654	14,492,877
BancorpSouth Bank	52,900	1,661,589
Bank First Corp.	983	68,820
Bank Hapoalim BM	247,094	2,052,062
Bank Leumi Le-Israel BM	321,195	2,342,452
Bank of America Corp.	1,629,928	57,406,064
Bank of Commerce Holdings	3,559	41,178
Bank of Hawaii Corp.	15,440	1,469,270
Bank of Ireland Group PLC	200,668	1,104,397
Bank of Marin Bancorp	2,316	104,336
Bank OZK	46,345	1,413,754
BankFinancial Corp.	2,943	38,494
Bankia SA	253,929	543,700
Bankinter SA	139,957	1,028,012
Bankwell Financial Group, Inc.	1,395	40,232
Banner Corp.	5,788	327,543
Bar Harbor Bankshares	2,782	70,635
Barclays PLC	3,587,164	8,553,501
Baycom Corp. (A)	2,149	48,868
BCB Bancorp, Inc.	2,692	37,123
Bendigo & Adelaide Bank, Ltd.	101,954	699,592
Berkshire Hills Bancorp, Inc.	7,865	258,601
BNP Paribas SA	233,890	13,901,971
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
BOC Hong Kong Holdings, Ltd.	768,741	$2,668,626
Boston Private Financial Holdings, Inc.	14,261	171,560
Bridge Bancorp, Inc.	2,819	94,521
Brookline Bancorp, Inc.	13,480	221,881
Bryn Mawr Bank Corp.	3,427	141,329
Business First Bancshares, Inc.	2,103	52,428
Byline Bancorp, Inc.	4,138	80,981
C&F Financial Corp.	615	34,028
Cadence BanCorp	21,419	388,326
CaixaBank SA	745,451	2,347,469
Cambridge Bancorp (B)	782	62,677
Camden National Corp.	2,631	121,184
Capital City Bank Group, Inc.	2,440	74,420
Capstar Financial Holdings, Inc.	2,770	46,121
Carolina Financial Corp.	3,522	152,256
Carter Bank & Trust (A)(B)	3,959	93,907
Cathay General Bancorp	41,962	1,596,654
CBTX, Inc.	3,228	100,455
CenterState Bank Corp.	21,130	527,827
Central Pacific Financial Corp.	4,665	137,991
Central Valley Community Bancorp	2,161	46,829
Century Bancorp, Inc., Class A	510	45,880
Chemung Financial Corp.	708	30,090
Citigroup, Inc.	439,554	35,115,969
Citizens & Northern Corp.	2,240	63,280
Citizens Financial Group, Inc.	87,524	3,554,350
City Holding Company	2,631	215,610
Civista Bancshares, Inc.	2,795	67,080
CNB Financial Corp. (B)	2,539	82,975
Coastal Financial Corp. (A)	1,729	28,477
Codorus Valley Bancorp, Inc.	1,902	43,803
Colony Bankcorp, Inc.	1,709	28,199
Columbia Banking System, Inc.	12,475	507,545
Comerica, Inc.	29,023	2,082,400
Commerce Bancshares, Inc. (B)	39,761	2,701,362
Commerzbank AG	207,807	1,283,419
Commonwealth Bank of Australia	368,351	20,663,681
Community Bank System, Inc.	8,546	606,253
Community Bankers Trust Corp.	4,399	39,063
Community Trust Bancorp, Inc.	2,605	121,497
Concordia Financial Group, Ltd.	219,146	899,966
ConnectOne Bancorp, Inc. (B)	5,578	143,466
Credit Agricole SA	239,561	3,485,933
CrossFirst Bankshares, Inc. (A)(B)	1,347	19,424
Cullen/Frost Bankers, Inc. (B)	21,827	2,134,244
Customers Bancorp, Inc. (A)	4,767	113,502
CVB Financial Corp.	22,661	489,024
Danske Bank A/S	134,259	2,172,081
DBS Group Holdings, Ltd.	373,183	7,195,431
Dime Community Bancshares, Inc. (B)	5,568	116,316
DNB ASA	197,131	3,688,893
Eagle Bancorp, Inc.	5,754	279,817
East West Bancorp, Inc.	55,830	2,718,921
Enterprise Financial Services Corp.	4,141	199,638
Equity Bancshares, Inc., Class A (A)	2,749	84,862
Erste Group Bank AG (A)	62,559	2,349,850
Esquire Financial Holdings, Inc. (A)	1,314	34,256
Evans Bancorp, Inc.	957	38,376
Farmers & Merchants Bancorp, Inc.	1,570	47,336
Farmers National Banc Corp. (B)	4,598	75,039
FB Financial Corp.	2,871	113,663
Fidelity D&D Bancorp, Inc.	520	32,349
Fifth Third Bancorp	142,881	4,392,162
Financial Institutions, Inc.	2,723	87,408
FinecoBank Banca Fineco SpA	126,445	1,516,810

The accompanying notes are an integral part of the financial statements.	139

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Bancorp (NC)	4,970	$198,353
First Bancorp (PR)	36,480	386,323
First Bancorp, Inc.	1,957	59,160
First Bank	3,516	38,852
First Busey Corp.	8,760	240,900
First Business Financial Services, Inc.	1,605	42,260
First Capital, Inc.	575	41,975
First Choice Bancorp	1,930	52,033
First Commonwealth Financial Corp. (B)	16,509	239,546
First Community Bankshares, Inc.	2,743	85,088
First Financial Bancorp (B)	16,661	423,856
First Financial Bankshares, Inc.	74,107	2,601,156
First Financial Corp.	2,254	103,053
First Foundation, Inc.	6,683	116,284
First Horizon National Corp.	119,301	1,975,625
First Internet Bancorp	1,806	42,820
First Interstate BancSystem, Inc., Class A	6,405	268,498
First Merchants Corp.	9,271	385,581
First Mid Bancshares, Inc.	2,566	90,452
First Midwest Bancorp, Inc.	18,161	418,793
First Northwest Bancorp	1,950	35,354
First Republic Bank	33,929	3,984,961
Flushing Financial Corp.	4,822	104,179
FNB Corp. (B)	124,570	1,582,039
FNCB Bancorp, Inc.	3,852	32,549
Franklin Financial Network, Inc.	2,266	77,792
Franklin Financial Services Corp.	838	32,422
Fukuoka Financial Group, Inc.	35,620	680,557
Fulton Financial Corp. (B)	90,309	1,574,086
FVCBankcorp, Inc. (A)	2,364	41,299
German American Bancorp, Inc.	4,171	148,571
Glacier Bancorp, Inc. (B)	14,678	675,041
Great Southern Bancorp, Inc.	1,854	117,395
Great Western Bancorp, Inc.	9,720	337,673
Guaranty Bancshares, Inc.	1,483	48,761
Hancock Whitney Corp.	48,717	2,137,702
Hang Seng Bank, Ltd.	158,890	3,284,252
Hanmi Financial Corp.	5,343	106,833
HarborOne Bancorp, Inc. (A)	4,591	50,455
Hawthorn Bancshares, Inc.	1,157	29,504
Heartland Financial USA, Inc.	5,952	296,052
Heritage Commerce Corp.	7,301	93,672
Heritage Financial Corp.	6,344	179,535
Hilltop Holdings, Inc.	12,107	301,828
Home BancShares, Inc.	85,886	1,688,519
HomeTrust Bancshares, Inc.	2,850	76,466
Hope Bancorp, Inc.	20,714	307,810
Horizon Bancorp, Inc.	6,379	121,201
Howard Bancorp, Inc. (A)	2,514	42,436
HSBC Holdings PLC	4,200,749	32,885,291
Huntington Bancshares, Inc.	207,931	3,135,599
IBERIABANK Corp.	8,863	663,218
Independent Bank Corp. (Massachusetts)	5,625	468,281
Independent Bank Corp. (Michigan)	3,748	84,892
Independent Bank Group, Inc.	6,087	337,463
ING Groep NV	810,500	9,744,159
International Bancshares Corp.	31,391	1,352,010
Intesa Sanpaolo SpA	3,093,571	8,149,047
Investar Holding Corp.	1,865	44,760
Investors Bancorp, Inc.	38,873	463,172
Israel Discount Bank, Ltd., Class A	259,046	1,203,065
Japan Post Bank Company, Ltd.	83,800	804,043
JPMorgan Chase & Co.	631,485	88,029,009
KBC Group NV	51,894	3,912,527
KeyCorp	198,306	4,013,713
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Lakeland Bancorp, Inc.	8,317	$144,549
Lakeland Financial Corp.	4,128	201,983
LCNB Corp.	2,273	43,869
Level One Bancorp, Inc.	1,167	29,362
Live Oak Bancshares, Inc. (B)	4,519	85,906
Lloyds Banking Group PLC	14,585,790	12,083,169
M&T Bank Corp.	26,568	4,509,918
Macatawa Bank Corp.	4,939	54,971
MainStreet Bancshares, Inc. (A)	1,464	33,672
Malvern Bancorp, Inc. (A)	1,520	35,097
Mebuki Financial Group, Inc.	181,900	463,765
Mediobanca Banca di Credito Finanziario SpA	128,779	1,417,925
Mercantile Bank Corp.	2,757	100,548
Metropolitan Bank Holding Corp. (A)	1,266	61,059
Mid Penn Bancorp, Inc.	1,406	40,493
Midland States Bancorp, Inc.	3,831	110,946
MidWestOne Financial Group, Inc.	2,109	76,409
Mitsubishi UFJ Financial Group, Inc.	2,557,868	13,828,688
Mizrahi Tefahot Bank, Ltd.	31,956	852,410
Mizuho Financial Group, Inc.	5,013,200	7,722,426
MutualFirst Financial, Inc.	1,091	43,280
MVB Financial Corp.	1,822	45,404
National Australia Bank, Ltd.	599,760	10,378,306
National Bank Holdings Corp., Class A	5,017	176,699
National Bankshares, Inc.	1,157	51,984
NBT Bancorp, Inc.	7,217	292,722
Nicolet Bankshares, Inc. (A)	1,359	100,362
Nordea Bank ABP (Stockholm Stock Exchange)	673,556	5,449,190
Northeast Bank	1,433	31,512
Northrim BanCorp, Inc.	1,254	48,028
Norwood Financial Corp.	1,177	45,785
OFG Bancorp	8,562	202,149
Ohio Valley Banc Corp.	864	34,232
Old National Bancorp (B)	28,966	529,788
Old Second Bancorp, Inc.	5,489	73,937
Opus Bank	3,692	95,512
Origin Bancorp, Inc.	3,290	124,494
Orrstown Financial Services, Inc.	1,985	44,901
Oversea-Chinese Banking Corp., Ltd.	674,024	5,513,893
Pacific Mercantile Bancorp (A)	4,455	36,175
Pacific Premier Bancorp, Inc.	10,100	329,311
PacWest Bancorp	45,941	1,758,162
Park National Corp.	2,134	218,479
Parke Bancorp, Inc.	1,603	40,700
PCB Bancorp	2,350	40,608
Peapack Gladstone Financial Corp.	3,286	101,537
Penns Woods Bancorp, Inc.	1,337	47,544
Peoples Bancorp of North Carolina, Inc.	975	32,029
Peoples Bancorp, Inc.	3,065	106,233
Peoples Financial Services Corp.	1,204	60,621
People's United Financial, Inc.	89,418	1,511,164
People's Utah Bancorp	2,785	83,884
Pinnacle Financial Partners, Inc.	27,593	1,765,952
Preferred Bank	2,364	142,053
Premier Financial Bancorp, Inc.	2,498	45,314
Prosperity Bancshares, Inc.	36,193	2,601,915
QCR Holdings, Inc.	2,510	110,089
Raiffeisen Bank International AG	30,717	768,829
RBB Bancorp	3,064	64,865
Regions Financial Corp.	194,215	3,332,729
Renasant Corp.	9,747	345,239
Republic Bancorp, Inc., Class A	1,610	75,348
Republic First Bancorp, Inc. (A)	9,342	39,050

The accompanying notes are an integral part of the financial statements.	140

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Resona Holdings, Inc.	433,746	$1,890,494
Richmond Mutual Bancorporation, Inc. (A)	2,627	41,927
S&T Bancorp, Inc.	6,414	258,420
Sandy Spring Bancorp, Inc.	5,840	221,219
SB One Bancorp	1,585	39,498
Seacoast Banking Corp. of Florida (A)	8,596	262,780
Select Bancorp, Inc. (A)	3,513	43,210
ServisFirst Bancshares, Inc.	8,164	307,620
Seven Bank, Ltd.	121,640	398,504
Shinsei Bank, Ltd.	40,166	612,820
Shore Bancshares, Inc.	2,545	44,181
Sierra Bancorp	2,531	73,703
Signature Bank (B)	20,698	2,827,554
Simmons First National Corp., Class A	15,480	414,709
Skandinaviska Enskilda Banken AB, A Shares	338,286	3,179,835
SmartFinancial, Inc.	2,374	56,145
Societe Generale SA	168,478	5,879,539
South State Corp. (B)	5,717	495,950
Southern First Bancshares, Inc. (A)	1,269	53,920
Southern National Bancorp of Virginia, Inc.	3,616	59,122
Southside Bancshares, Inc.	5,361	199,108
Spirit of Texas Bancshares, Inc. (A)	2,358	54,234
Standard Chartered PLC	566,781	5,340,826
Sterling Bancorp	77,461	1,632,878
Stock Yards Bancorp, Inc. (B)	3,361	138,003
Sumitomo Mitsui Financial Group, Inc.	276,458	10,211,074
Sumitomo Mitsui Trust Holdings, Inc.	68,883	2,723,010
Summit Financial Group, Inc.	2,008	54,397
SVB Financial Group (A)	10,382	2,606,297
Svenska Handelsbanken AB, A Shares	319,192	3,437,777
Swedbank AB, A Shares	188,198	2,797,748
Synovus Financial Corp.	56,183	2,202,374
TCF Financial Corp.	58,814	2,752,495
Texas Capital Bancshares, Inc. (A)	19,292	1,095,207
The Bancorp, Inc. (A)	8,783	113,916
The Bank of East Asia, Ltd.	270,399	603,701
The Bank of Kyoto, Ltd.	11,014	469,646
The Bank of NT Butterfield & Son, Ltd.	9,323	345,137
The Bank of Princeton	1,201	37,819
The Chiba Bank, Ltd.	112,864	648,961
The Community Financial Corp.	1,006	35,783
The First Bancshares, Inc.	2,838	100,806
The First of Long Island Corp.	4,069	102,051
The PNC Financial Services Group, Inc.	88,219	14,082,399
The Royal Bank of Scotland Group PLC	1,005,603	3,225,916
The Shizuoka Bank, Ltd.	93,708	697,023
Tompkins Financial Corp.	2,363	216,215
Towne Bank	11,263	313,337
TriCo Bancshares	4,455	181,809
TriState Capital Holdings, Inc. (A)	4,231	110,514
Triumph Bancorp, Inc. (A)	4,142	157,479
Truist Financial Corp.	270,003	15,206,569
Trustmark Corp. (B)	35,452	1,223,449
U.S. Bancorp	286,156	16,966,189
UMB Financial Corp.	24,022	1,648,870
Umpqua Holdings Corp.	84,427	1,494,358
UniCredit SpA	417,853	6,107,741
United Bankshares, Inc. (B)	55,454	2,143,852
United Community Banks, Inc.	13,350	412,248
United Overseas Bank, Ltd.	262,039	5,153,421
Unity Bancorp, Inc.	1,516	34,216
Univest Financial Corp.	4,945	132,427
Valley National Bancorp	216,028	2,473,521
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Veritex Holdings, Inc.	8,807	$256,548
Washington Trust Bancorp, Inc.	2,562	137,810
Webster Financial Corp. (B)	35,283	1,882,701
Wells Fargo & Company	774,882	41,688,652
WesBanco, Inc.	11,066	418,184
West Bancorporation, Inc.	2,803	71,841
Westamerica Bancorporation	4,416	299,272
Westpac Banking Corp.	726,079	12,399,060
Wintrust Financial Corp.	21,880	1,551,292
Zions Bancorp NA (B)	34,320	1,781,894
		689,578,665
Capital markets – 2.5%
3i Group PLC	202,391	2,945,135
Affiliated Managers Group, Inc.	18,890	1,600,739
Ameriprise Financial, Inc.	25,508	4,249,123
Amundi SA (C)	12,593	990,269
Ares Management Corp., Class A	11,405	407,044
Artisan Partners Asset Management, Inc., Class A	8,569	276,950
Assetmark Financial Holdings, Inc. (A)	2,340	67,907
ASX, Ltd.	40,329	2,220,521
B. Riley Financial, Inc.	3,483	87,702
BlackRock, Inc.	23,744	11,936,109
Blucora, Inc. (A)	8,246	215,550
Brightsphere Investment Group, Inc.	12,119	123,856
Cboe Global Markets, Inc.	22,320	2,678,400
CME Group, Inc.	72,151	14,482,149
Cohen & Steers, Inc. (B)	3,853	241,814
Cowen, Inc., Class A (A)	5,021	79,081
Credit Suisse Group AG (A)	531,596	7,185,942
Daiwa Securities Group, Inc.	318,208	1,606,445
Deutsche Bank AG (B)	408,479	3,165,107
Deutsche Boerse AG	39,544	6,200,998
Diamond Hill Investment Group, Inc.	573	80,484
Donnelley Financial Solutions, Inc. (A)	5,579	58,412
E*TRADE Financial Corp.	45,485	2,063,654
Eaton Vance Corp.	43,377	2,025,272
Evercore, Inc., Class A	14,985	1,120,279
FactSet Research Systems, Inc.	14,547	3,902,960
Federated Investors, Inc., Class B	53,156	1,732,354
Focus Financial Partners, Inc., Class A (A)	5,218	153,774
Franklin Resources, Inc.	56,156	1,458,933
GAMCO Investors, Inc., Class A	1,238	24,129
Greenhill & Company, Inc.	2,862	48,883
Hamilton Lane, Inc., Class A	3,706	220,878
Hargreaves Lansdown PLC (B)	59,211	1,518,833
Hong Kong Exchanges & Clearing, Ltd.	248,671	8,078,754
Houlihan Lokey, Inc.	6,986	341,406
Interactive Brokers Group, Inc., Class A	29,424	1,371,747
Intercontinental Exchange, Inc.	112,113	10,376,058
INTL. FCStone, Inc. (A)	2,776	135,552
Invesco, Ltd.	74,935	1,347,331
Janus Henderson Group PLC (B)	59,659	1,458,663
Japan Exchange Group, Inc.	106,000	1,866,138
Julius Baer Group, Ltd. (A)	46,537	2,399,118
Ladenburg Thalmann Financial Services, Inc.	20,549	71,511
Legg Mason, Inc.	31,282	1,123,337
London Stock Exchange Group PLC	65,503	6,731,873
Macquarie Group, Ltd.	67,313	6,518,879
Magellan Financial Group, Ltd.	26,520	1,062,521
MarketAxess Holdings, Inc.	7,635	2,894,505
Moelis & Company, Class A	8,131	259,542
Moody's Corp.	32,690	7,760,933
Morgan Stanley	247,669	12,660,839

The accompanying notes are an integral part of the financial statements.	141

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
MSCI, Inc. (B)	17,055	$4,403,260
Nasdaq, Inc.	23,101	2,474,117
Natixis SA	196,495	875,290
Nomura Holdings, Inc.	690,513	3,553,232
Northern Trust Corp.	42,659	4,532,092
Oppenheimer Holdings, Inc., Class A	1,713	47,073
Partners Group Holding AG	3,889	3,564,374
Piper Jaffray Companies (B)	2,314	184,981
PJT Partners, Inc., Class A (B)	3,854	173,931
Pzena Investment Management, Inc., Class A	3,542	30,532
Raymond James Financial, Inc.	24,858	2,223,797
S&P Global, Inc. (B)	49,206	13,435,698
Safeguard Scientifics, Inc.	3,779	41,493
SBI Holdings, Inc.	49,190	1,038,512
Schroders PLC	25,861	1,141,921
Sculptor Capital Management, Inc.	2,950	65,195
SEI Investments Company	48,389	3,168,512
Singapore Exchange, Ltd.	167,648	1,104,151
St. James's Place PLC	110,632	1,705,363
Standard Life Aberdeen PLC	499,076	2,171,291
State Street Corp.	73,210	5,790,911
Stifel Financial Corp.	37,719	2,287,657
T. Rowe Price Group, Inc.	47,047	5,732,206
The Bank of New York Mellon Corp.	168,961	8,503,807
The Charles Schwab Corp.	230,182	10,947,456
The Goldman Sachs Group, Inc.	64,161	14,752,539
UBS Group AG (A)	802,793	10,130,756
Virtus Investment Partners, Inc.	1,145	139,369
Waddell & Reed Financial, Inc., Class A (B)	12,359	206,642
Westwood Holdings Group, Inc.	1,508	44,667
WisdomTree Investments, Inc. (B)	23,513	113,803
		246,213,021
Consumer finance – 0.4%
Acom Company, Ltd.	83,310	377,991
AEON Financial Service Company, Ltd.	23,453	369,540
American Express Company	135,092	16,817,603
Capital One Financial Corp.	93,766	9,649,459
Credit Saison Company, Ltd.	32,699	567,124
Curo Group Holdings Corp. (A)	3,028	36,881
Discover Financial Services	63,112	5,353,160
Encore Capital Group, Inc. (A)(B)	5,209	184,190
Enova International, Inc. (A)	5,583	134,327
EZCORP, Inc., Class A (A)	9,078	61,912
FirstCash, Inc.	23,581	1,901,336
Green Dot Corp., Class A (A)	26,450	616,285
LendingClub Corp. (A)	11,275	142,291
Medallion Financial Corp. (A)(B)	3,880	28,208
Navient Corp.	74,573	1,020,159
Nelnet, Inc., Class A	3,023	176,060
PRA Group, Inc. (A)	7,692	279,220
Regional Management Corp. (A)	1,553	46,637
SLM Corp.	161,852	1,442,101
Synchrony Financial	119,693	4,310,145
World Acceptance Corp. (A)	1,078	93,139
		43,607,768
Diversified financial services – 1.2%
AMP, Ltd.	697,835	938,726
Banco Latinoamericano de Comercio Exterior SA, Class E	5,185	110,855
Berkshire Hathaway, Inc., Class B (A)	393,819	89,200,004
Cannae Holdings, Inc. (A)	11,513	428,168
Challenger, Ltd.	114,542	651,804
Eurazeo SE	8,182	561,621
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified financial services (continued)
EXOR NV	22,552	$1,748,489
FGL Holdings	25,049	266,772
First Eagle Private Credit LLC (A)(D)	6,344	1,532
Groupe Bruxelles Lambert SA	16,813	1,774,122
Industrivarden AB, C Shares	34,654	835,700
Investor AB, B Shares	94,782	5,174,510
Jefferies Financial Group, Inc.	96,571	2,063,722
Kinnevik AB, B Shares	50,329	1,233,313
L E Lundbergforetagen AB, B Shares	15,839	695,308
M&G PLC (A)	532,074	1,671,750
Marlin Business Services Corp.	1,540	33,849
Mitsubishi UFJ Lease & Finance Company, Ltd.	83,796	539,453
On Deck Capital, Inc. (A)(B)	11,979	49,593
ORIX Corp.	275,483	4,565,129
Pargesa Holding SA, Bearer Shares	8,083	671,546
Tokyo Century Corp.	8,900	473,871
Wendel SA	5,651	752,756
		114,442,593
Insurance – 3.5%
Admiral Group PLC	39,370	1,203,083
Aegon NV	370,528	1,696,131
Aflac, Inc.	147,784	7,817,774
Ageas	37,112	2,194,528
AIA Group, Ltd.	2,515,535	26,458,297
Alleghany Corp. (A)	5,518	4,412,027
Allianz SE	88,321	21,641,098
Ambac Financial Group, Inc. (A)	7,700	166,089
American Equity Investment Life Holding Company	15,458	462,658
American Financial Group, Inc.	28,695	3,146,407
American International Group, Inc.	175,152	8,990,552
AMERISAFE, Inc. (B)	3,220	212,617
Aon PLC	47,140	9,818,791
Argo Group International Holdings, Ltd.	5,546	364,650
Arthur J. Gallagher & Company	37,554	3,576,267
Assicurazioni Generali SpA	228,594	4,719,275
Assurant, Inc.	12,208	1,600,225
Aviva PLC	814,541	4,521,147
AXA SA	401,945	11,357,455
Baloise Holding AG	10,149	1,836,821
Brighthouse Financial, Inc. (A)	41,890	1,643,345
Brown & Brown, Inc.	89,654	3,539,540
Chubb, Ltd.	91,246	14,203,352
Cincinnati Financial Corp.	30,590	3,216,539
Citizens, Inc. (A)	9,191	62,039
CNO Financial Group, Inc.	84,633	1,534,396
CNP Assurances	35,735	712,025
Crawford & Company, Class A	2,932	33,630
Dai-ichi Life Holdings, Inc.	224,337	3,697,135
Direct Line Insurance Group PLC	285,815	1,182,573
eHealth, Inc. (A)	3,805	365,584
Employers Holdings, Inc.	5,274	220,190
Enstar Group, Ltd. (A)	1,938	400,895
Everest Re Group, Ltd.	8,211	2,273,133
FBL Financial Group, Inc., Class A	1,744	102,774
FedNat Holding Company	2,231	37,102
First American Financial Corp.	43,068	2,511,726
Genworth Financial, Inc., Class A (A)	279,578	1,230,143
Gjensidige Forsikring ASA	41,729	875,930
Global Indemnity, Ltd.	1,543	45,719
Globe Life, Inc.	20,058	2,111,105
Goosehead Insurance, Inc., Class A (B)	1,943	82,383
Greenlight Capital Re, Ltd., Class A (A)(B)	5,351	54,099

The accompanying notes are an integral part of the financial statements.	142

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Hallmark Financial Services, Inc. (A)	2,325	$40,850
Hannover Rueck SE	12,556	2,420,979
HCI Group, Inc. (B)	1,098	50,124
Health Insurance Innovations, Inc., Class A (A)(B)	1,731	33,391
Heritage Insurance Holdings, Inc.	4,697	62,235
Horace Mann Educators Corp.	7,063	308,371
Insurance Australia Group, Ltd.	481,234	2,585,725
Investors Title Company	257	40,914
James River Group Holdings, Ltd. (B)	5,063	208,646
Japan Post Holdings Company, Ltd.	327,700	3,081,842
Japan Post Insurance Company, Ltd.	46,800	797,778
Kemper Corp.	24,018	1,861,395
Kinsale Capital Group, Inc.	3,455	351,235
Legal & General Group PLC	1,240,614	4,983,617
Lincoln National Corp.	39,931	2,356,328
Loews Corp.	51,501	2,703,287
Mapfre SA	224,837	596,165
Marsh & McLennan Companies, Inc.	101,607	11,320,036
MBIA, Inc. (A)(B)	13,583	126,322
Medibank Pvt., Ltd.	573,269	1,270,490
Mercury General Corp.	10,399	506,743
MetLife, Inc.	157,381	8,021,710
MS&AD Insurance Group Holdings, Inc.	98,751	3,259,639
Muenchener Rueckversicherungs-Gesellschaft AG	30,027	8,860,756
National General Holdings Corp.	11,615	256,692
National Western Life Group, Inc., Class A	409	118,970
NI Holdings, Inc. (A)	1,833	31,528
NN Group NV	63,699	2,422,012
Old Republic International Corp.	109,400	2,447,278
Palomar Holdings, Inc. (A)	1,023	51,651
Poste Italiane SpA (C)	108,656	1,234,645
Primerica, Inc.	15,857	2,070,290
Principal Financial Group, Inc.	51,992	2,859,560
ProAssurance Corp.	9,089	328,476
ProSight Global, Inc. (A)	1,652	26,647
Protective Insurance Corp., Class B	2,006	32,277
Prudential Financial, Inc.	80,937	7,587,034
Prudential PLC	540,917	10,364,311
QBE Insurance Group, Ltd.	273,589	2,472,276
Reinsurance Group of America, Inc.	24,004	3,914,092
RenaissanceRe Holdings, Ltd.	16,931	3,318,815
RLI Corp.	22,069	1,986,651
RSA Insurance Group PLC	214,523	1,607,786
Safety Insurance Group, Inc.	2,481	229,567
Sampo OYJ, A Shares	92,191	4,025,346
SCOR SE	32,968	1,387,815
Selective Insurance Group, Inc.	32,706	2,132,104
Sompo Holdings, Inc.	69,891	2,744,592
Sony Financial Holdings, Inc.	31,716	761,338
State Auto Financial Corp.	3,003	93,153
Stewart Information Services Corp.	3,951	161,161
Suncorp Group, Ltd.	262,614	2,385,541
Swiss Life Holding AG	6,987	3,505,169
Swiss Re AG	61,310	6,887,714
T&D Holdings, Inc.	115,725	1,463,424
The Allstate Corp.	65,224	7,334,439
The Hanover Insurance Group, Inc.	15,102	2,063,990
The Hartford Financial Services Group, Inc.	72,565	4,409,775
The Progressive Corp.	117,707	8,520,810
The Travelers Companies, Inc.	51,967	7,116,881
Third Point Reinsurance, Ltd. (A)	12,881	135,508
Tiptree, Inc.	4,680	38,095
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Tokio Marine Holdings, Inc.	132,985	$7,445,668
Trupanion, Inc. (A)(B)	4,897	183,442
Tryg A/S	25,144	745,705
United Fire Group, Inc. (B)	3,594	157,166
United Insurance Holdings Corp.	3,833	48,334
Universal Insurance Holdings, Inc.	5,244	146,780
Unum Group	41,529	1,210,986
W.R. Berkley Corp.	29,214	2,018,687
Watford Holdings, Ltd. (A)	3,497	87,985
Willis Towers Watson PLC	25,886	5,227,419
Zurich Insurance Group AG	31,130	12,769,501
		340,748,913
Mortgage real estate investment trusts – 0.0%
AG Mortgage Investment Trust, Inc.	5,592	86,229
Anworth Mortgage Asset Corp.	18,316	64,472
Apollo Commercial Real Estate Finance, Inc.	25,955	474,717
Ares Commercial Real Estate Corp.	4,552	72,104
Arlington Asset Investment Corp., Class A	6,472	36,049
ARMOUR Residential REIT, Inc.	10,032	179,272
Blackstone Mortgage Trust, Inc., Class A	21,123	786,198
Capstead Mortgage Corp.	16,190	128,225
Cherry Hill Mortgage Investment Corp.	2,851	41,596
Colony Credit Real Estate, Inc.	14,039	184,753
Dynex Capital, Inc.	4,264	72,232
Ellington Financial, Inc.	4,859	89,065
Exantas Capital Corp.	5,453	64,400
Granite Point Mortgage Trust, Inc.	9,165	168,453
Great Ajax Corp.	2,897	42,905
Invesco Mortgage Capital, Inc.	24,261	403,946
KKR Real Estate Finance Trust, Inc.	3,976	81,190
Ladder Capital Corp.	17,454	314,870
New York Mortgage Trust, Inc.	39,926	248,739
Orchid Island Capital, Inc.	10,900	63,765
PennyMac Mortgage Investment Trust	14,444	321,957
Ready Capital Corp.	5,344	82,404
Redwood Trust, Inc.	16,225	268,362
TPG RE Finance Trust, Inc.	8,166	165,525
Western Asset Mortgage Capital Corp.	8,781	90,708
		4,532,136
Thrifts and mortgage finance – 0.1%
Axos Financial, Inc. (A)(B)	9,856	298,440
Bridgewater Bancshares, Inc. (A)	4,087	56,319
Capitol Federal Financial, Inc.	22,251	305,506
Columbia Financial, Inc. (A)	9,109	154,306
Entegra Financial Corp. (A)	1,270	38,303
ESSA Bancorp, Inc.	2,076	35,188
Essent Group, Ltd.	16,342	849,621
Federal Agricultural Mortgage Corp., Class C	1,523	127,171
First Defiance Financial Corp. (B)	3,349	105,460
Flagstar Bancorp, Inc.	4,756	181,917
FS Bancorp, Inc.	725	46,248
Hingham Institution for Savings	261	54,862
Home Bancorp, Inc.	1,409	55,219
HomeStreet, Inc. (A)	3,885	132,090
Kearny Financial Corp.	14,174	196,026
LendingTree, Inc. (A)(B)	2,940	892,114
Luther Burbank Corp.	3,721	42,903
Merchants Bancorp	1,746	34,414
Meridian Bancorp, Inc.	8,270	166,144
Meta Financial Group, Inc.	6,033	220,265
MMA Capital Holdings, Inc. (A)	926	29,447
Mr. Cooper Group, Inc. (A)	13,073	163,543
New York Community Bancorp, Inc.	179,174	2,153,671

The accompanying notes are an integral part of the financial statements.	143

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
NMI Holdings, Inc., Class A (A)	11,109	$368,597
Northfield Bancorp, Inc.	7,710	130,762
Northwest Bancshares, Inc.	17,050	283,542
OceanFirst Financial Corp.	8,725	222,837
Ocwen Financial Corp. (A)	25,071	34,347
OP Bancorp	2,690	27,895
PCSB Financial Corp.	3,116	63,099
PennyMac Financial Services, Inc.	4,200	142,968
Pioneer Bancorp, Inc. (A)	2,062	31,569
Provident Financial Services, Inc.	10,412	256,656
Radian Group, Inc.	34,698	873,002
Riverview Bancorp, Inc.	4,216	34,613
Southern Missouri Bancorp, Inc.	1,373	52,668
Sterling Bancorp, Inc.	3,041	24,632
Territorial Bancorp, Inc.	1,453	44,956
Timberland Bancorp, Inc.	1,427	42,439
TrustCo Bank Corp. (B)	16,853	146,116
United Community Financial Corp.	8,248	96,172
Walker & Dunlop, Inc.	4,688	303,220
Washington Federal, Inc.	43,232	1,584,453
Waterstone Financial, Inc.	4,013	76,367
Western New England Bancorp, Inc.	4,769	45,925
WSFS Financial Corp.	8,934	393,007
		11,619,019
		1,450,742,115
Health care – 13.0%
Biotechnology – 1.7%
AbbVie, Inc.	297,739	26,361,811
Abeona Therapeutics, Inc. (A)	6,190	20,241
ACADIA Pharmaceuticals, Inc. (A)(B)	17,965	768,543
Acceleron Pharma, Inc. (A)	7,716	409,102
Achillion Pharmaceuticals, Inc. (A)	23,194	139,860
Adamas Pharmaceuticals, Inc. (A)(B)	4,187	15,869
ADMA Biologics, Inc. (A)(B)	9,255	37,020
Adverum Biotechnologies, Inc. (A)	9,121	105,074
Aeglea BioTherapeutics, Inc. (A)	4,702	35,923
Affimed NV (A)	11,237	30,789
Agenus, Inc. (A)(B)	18,736	76,256
Aimmune Therapeutics, Inc. (A)	7,616	254,908
Akcea Therapeutics, Inc. (A)	2,275	38,539
Akebia Therapeutics, Inc. (A)	20,519	129,680
Akero Therapeutics, Inc. (A)	889	19,731
Albireo Pharma, Inc. (A)	2,019	51,323
Alder Biopharmaceuticals, Inc. (A)(D)	13,115	11,541
Aldeyra Therapeutics, Inc. (A)	4,344	25,239
Alector, Inc. (A)	5,260	90,630
Alexion Pharmaceuticals, Inc. (A)	44,554	4,818,515
Allakos, Inc. (A)(B)	3,316	316,214
Allogene Therapeutics, Inc. (A)	6,629	172,221
AMAG Pharmaceuticals, Inc. (A)(B)	5,975	72,716
Amgen, Inc.	119,630	28,839,204
Amicus Therapeutics, Inc. (A)	43,794	426,554
AnaptysBio, Inc. (A)	4,237	68,851
Anavex Life Sciences Corp. (A)(B)	8,191	21,215
Anika Therapeutics, Inc. (A)(B)	2,257	117,025
Apellis Pharmaceuticals, Inc. (A)(B)	8,295	253,993
Arcus Biosciences, Inc. (A)	5,964	60,236
Ardelyx, Inc. (A)	8,312	62,382
Arena Pharmaceuticals, Inc. (A)(B)	8,540	387,887
ArQule, Inc. (A)	19,156	382,354
Arrowhead Pharmaceuticals, Inc. (A)(B)	54,281	3,443,044
Assembly Biosciences, Inc. (A)	4,005	81,942
Atara Biotherapeutics, Inc. (A)(B)	8,930	147,077
Athenex, Inc. (A)(B)	11,674	178,262
Athersys, Inc. (A)(B)	25,304	31,124
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Audentes Therapeutics, Inc. (A)	7,714	$461,606
Avid Bioservices, Inc. (A)	9,601	73,640
Avrobio, Inc. (A)(B)	3,666	73,797
BeiGene, Ltd., ADR (A)(B)	7,500	1,243,200
Beyondspring, Inc. (A)	2,250	34,875
BioCryst Pharmaceuticals, Inc. (A)	20,003	69,010
Biogen, Inc. (A)	36,329	10,779,904
Biohaven Pharmaceutical Holding Company, Ltd. (A)	6,674	363,333
BioSpecifics Technologies Corp. (A)	1,097	62,463
Blueprint Medicines Corp. (A)	8,334	667,637
Bridgebio Pharma, Inc. (A)	3,855	135,118
Calithera Biosciences, Inc. (A)	8,527	48,689
CareDx, Inc. (A)(B)	6,998	150,947
CASI Pharmaceuticals, Inc. (A)	9,531	29,451
Castle Biosciences, Inc. (A)	686	23,578
Catalyst Pharmaceuticals, Inc. (A)	16,740	62,775
Cellular Biomedicine Group, Inc. (A)(B)	2,229	36,199
CEL-SCI Corp. (A)(B)	4,773	43,673
ChemoCentryx, Inc. (A)(B)	6,965	275,466
Chimerix, Inc. (A)	9,106	18,485
Clovis Oncology, Inc. (A)(B)	8,606	89,718
Coherus Biosciences, Inc. (A)	10,562	190,169
Concert Pharmaceuticals, Inc. (A)	4,090	37,730
Constellation Pharmaceuticals, Inc. (A)(B)	2,619	123,381
Corbus Pharmaceuticals Holdings, Inc. (A)(B)	10,372	56,631
Cortexyme, Inc. (A)	557	31,270
Crinetics Pharmaceuticals, Inc. (A)(B)	2,033	51,008
CSL, Ltd.	94,306	18,284,241
Cue Biopharma, Inc. (A)	3,438	54,578
Cytokinetics, Inc. (A)(B)	9,726	103,193
CytomX Therapeutics, Inc. (A)	8,159	67,801
Deciphera Pharmaceuticals, Inc. (A)	3,237	201,471
Denali Therapeutics, Inc. (A)(B)	8,330	145,109
Dicerna Pharmaceuticals, Inc. (A)	8,872	195,450
Dynavax Technologies Corp. (A)(B)	14,289	81,733
Eagle Pharmaceuticals, Inc. (A)	1,571	94,386
Editas Medicine, Inc. (A)(B)	8,527	252,484
Eidos Therapeutics, Inc. (A)	1,876	107,664
Eiger BioPharmaceuticals, Inc. (A)(B)	4,225	62,953
Emergent BioSolutions, Inc. (A)	7,791	420,324
Enanta Pharmaceuticals, Inc. (A)	2,928	180,892
Epizyme, Inc. (A)	13,319	327,647
Esperion Therapeutics, Inc. (A)(B)	4,275	254,918
Exelixis, Inc. (A)	116,489	2,052,536
Fate Therapeutics, Inc. (A)	8,987	175,876
FibroGen, Inc. (A)(B)	13,259	568,679
Five Prime Therapeutics, Inc. (A)	6,661	30,574
Flexion Therapeutics, Inc. (A)(B)	5,798	120,019
Forty Seven, Inc. (A)	3,863	152,086
G1 Therapeutics, Inc. (A)(B)	5,858	154,827
Galapagos NV (A)	9,014	1,877,143
Galectin Therapeutics, Inc. (A)(B)	7,857	22,471
Genmab A/S (A)	13,509	3,004,448
Geron Corp. (A)(B)	30,193	41,062
Gilead Sciences, Inc.	254,718	16,551,576
Global Blood Therapeutics, Inc. (A)	9,874	784,884
GlycoMimetics, Inc. (A)	6,148	32,523
Gossamer Bio, Inc. (A)	7,338	114,693
Grifols SA	61,988	2,190,127
Gritstone Oncology, Inc. (A)(B)	4,627	41,504
Halozyme Therapeutics, Inc. (A)	24,460	433,676
Harpoon Therapeutics, Inc. (A)	1,291	19,094
Heron Therapeutics, Inc. (A)(B)	12,660	297,510

The accompanying notes are an integral part of the financial statements.	144

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Homology Medicines, Inc. (A)(B)	4,383	$90,728
ImmunoGen, Inc. (A)	25,272	129,014
Immunomedics, Inc. (A)	29,878	632,218
Incyte Corp. (A)	35,995	3,143,083
Inovio Pharmaceuticals, Inc. (A)(B)	17,581	58,017
Insmed, Inc. (A)(B)	15,251	364,194
Intellia Therapeutics, Inc. (A)(B)	6,660	97,702
Intercept Pharmaceuticals, Inc. (A)(B)	4,298	532,608
Intrexon Corp. (A)(B)	12,781	70,040
Invitae Corp. (A)(B)	14,836	239,305
Iovance Biotherapeutics, Inc. (A)	19,575	541,836
Ironwood Pharmaceuticals, Inc. (A)(B)	26,384	351,171
Jounce Therapeutics, Inc. (A)(B)	3,132	27,342
Kadmon Holdings, Inc. (A)(B)	22,203	100,580
KalVista Pharmaceuticals, Inc. (A)(B)	2,154	38,363
Karuna Therapeutics, Inc. (A)(B)	773	58,238
Karyopharm Therapeutics, Inc. (A)(B)	10,014	191,968
Kindred Biosciences, Inc. (A)	6,583	55,824
Kiniksa Pharmaceuticals, Ltd., Class A (A)(B)	2,579	28,524
Kodiak Sciences, Inc. (A)	4,028	289,815
Krystal Biotech, Inc. (A)(B)	1,769	97,967
Kura Oncology, Inc. (A)	5,984	82,280
Lexicon Pharmaceuticals, Inc. (A)	7,309	30,332
Ligand Pharmaceuticals, Inc. (A)(B)	9,896	1,032,054
MacroGenics, Inc. (A)	8,464	92,088
Madrigal Pharmaceuticals, Inc. (A)(B)	1,341	122,179
Magenta Therapeutics, Inc. (A)	3,490	52,908
MannKind Corp. (A)(B)	34,281	44,222
Marker Therapeutics, Inc. (A)	5,173	14,898
MediciNova, Inc. (A)	7,299	49,195
MEI Pharma, Inc. (A)	13,564	33,639
MeiraGTx Holdings PLC (A)	3,015	60,360
Mersana Therapeutics, Inc. (A)	6,697	38,374
Minerva Neurosciences, Inc. (A)	5,432	38,622
Mirati Therapeutics, Inc. (A)(B)	4,642	598,168
Molecular Templates, Inc. (A)	2,862	40,025
Momenta Pharmaceuticals, Inc. (A)	16,929	334,009
Mustang Bio, Inc. (A)	5,929	24,190
Myriad Genetics, Inc. (A)	11,999	326,733
Natera, Inc. (A)(B)	9,556	321,942
NextCure, Inc. (A)	496	27,940
Novavax, Inc. (A)(B)	4,634	18,443
OPKO Health, Inc. (A)(B)	62,579	91,991
Palatin Technologies, Inc. (A)(B)	37,609	29,418
PDL BioPharma, Inc. (A)	19,764	64,134
PeptiDream, Inc. (A)	19,500	996,514
Pfenex, Inc. (A)	5,238	57,513
Pieris Pharmaceuticals, Inc. (A)	8,637	31,266
Portola Pharmaceuticals, Inc. (A)	12,801	305,688
Prevail Therapeutics, Inc. (A)	1,425	22,558
Principia Biopharma, Inc. (A)(B)	2,288	125,337
Progenics Pharmaceuticals, Inc. (A)	15,289	77,821
Protagonist Therapeutics, Inc. (A)	3,189	22,482
Prothena Corp. PLC (A)	6,939	109,844
PTC Therapeutics, Inc. (A)	9,775	469,493
Puma Biotechnology, Inc. (A)(B)	5,523	48,326
Ra Pharmaceuticals, Inc. (A)	5,935	278,530
Radius Health, Inc. (A)	7,674	154,708
Regeneron Pharmaceuticals, Inc. (A)	16,083	6,038,845
REGENXBIO, Inc. (A)	5,726	234,594
Replimune Group, Inc. (A)	2,144	30,766
Retrophin, Inc. (A)(B)	7,281	103,390
Rhythm Pharmaceuticals, Inc. (A)(B)	4,047	92,919
Rigel Pharmaceuticals, Inc. (A)(B)	30,033	64,271
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Rocket Pharmaceuticals, Inc. (A)(B)	5,142	$117,032
Rubius Therapeutics, Inc. (A)(B)	6,161	58,530
Sangamo Therapeutics, Inc. (A)(B)	19,781	165,567
Scholar Rock Holding Corp. (A)	3,352	44,179
Seres Therapeutics, Inc. (A)(B)	7,164	24,716
Sorrento Therapeutics, Inc. (A)(B)	21,455	72,518
Spectrum Pharmaceuticals, Inc. (A)	19,240	70,034
Spero Therapeutics, Inc. (A)	2,198	21,134
Stemline Therapeutics, Inc. (A)(B)	7,923	84,221
Stoke Therapeutics, Inc. (A)	1,608	45,539
Sutro Biopharma, Inc. (A)	2,182	24,002
Syndax Pharmaceuticals, Inc. (A)	3,774	33,136
Synthorx, Inc. (A)	1,638	114,480
Syros Pharmaceuticals, Inc. (A)(B)	6,434	44,459
TCR2 Therapeutics, Inc. (A)	2,136	30,502
TG Therapeutics, Inc. (A)(B)	14,125	156,788
The Medicines Company (A)	12,868	1,093,008
Translate Bio, Inc. (A)(B)	5,208	42,393
Turning Point Therapeutics, Inc. (A)	1,155	71,945
Twist Bioscience Corp. (A)	3,754	78,834
Ultragenyx Pharmaceutical, Inc. (A)	9,366	400,022
United Therapeutics Corp. (A)(B)	16,823	1,481,770
UNITY Biotechnology, Inc. (A)(B)	4,784	34,493
UroGen Pharma, Ltd. (A)(B)	3,285	109,620
Vanda Pharmaceuticals, Inc. (A)	8,941	146,722
Veracyte, Inc. (A)	8,045	224,616
Vericel Corp. (A)(B)	7,497	130,448
Vertex Pharmaceuticals, Inc. (A)	51,773	11,335,698
Viking Therapeutics, Inc. (A)(B)	11,336	90,915
Voyager Therapeutics, Inc. (A)	4,259	59,413
X4 Pharmaceuticals, Inc. (A)	2,235	23,915
XBiotech, Inc. (A)(B)	3,333	62,210
Xencor, Inc. (A)(B)	8,101	278,593
Y-mAbs Therapeutics, Inc. (A)	3,512	109,750
ZIOPHARM Oncology, Inc. (A)(B)	27,350	129,092
		170,218,640
Health care equipment and supplies – 2.9%
Abbott Laboratories	355,839	30,908,176
ABIOMED, Inc. (A)	9,091	1,550,834
Accuray, Inc. (A)(B)	15,915	44,880
Alcon, Inc. (A)	86,474	4,898,027
Align Technology, Inc. (A)(B)	14,440	4,029,338
Alphatec Holdings, Inc. (A)	6,709	47,600
AngioDynamics, Inc. (A)	6,393	102,352
Antares Pharma, Inc. (A)	27,613	129,781
Apyx Medical Corp. (A)(B)	5,944	50,286
Asahi Intecc Company, Ltd.	40,600	1,188,818
AtriCure, Inc. (A)	6,346	206,308
Atrion Corp.	244	183,366
Avanos Medical, Inc. (A)(B)	26,477	892,275
Axogen, Inc. (A)(B)	5,804	103,834
Axonics Modulation Technologies, Inc. (A)	2,627	72,794
Baxter International, Inc.	102,793	8,595,551
Becton, Dickinson and Company	54,453	14,809,582
BioLife Solutions, Inc. (A)	1,229	19,885
BioMerieux	8,630	769,400
BioSig Technologies, Inc. (A)	3,053	18,074
Boston Scientific Corp. (A)	280,626	12,689,908
Cantel Medical Corp. (B)	14,364	1,018,408
Cardiovascular Systems, Inc. (A)	5,844	283,960
Carl Zeiss Meditec AG, Bearer Shares	8,382	1,065,600
Cerus Corp. (A)(B)	24,314	102,605
Cochlear, Ltd.	12,036	1,896,946
Coloplast A/S, B Shares	24,725	3,067,409
Conformis, Inc. (A)(B)	12,175	18,263

The accompanying notes are an integral part of the financial statements.	145

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
CONMED Corp.	4,616	$516,207
CryoLife, Inc. (A)	6,201	167,985
CryoPort, Inc. (A)(B)	5,438	89,509
Cutera, Inc. (A)	2,337	83,688
CytoSorbents Corp. (A)(B)	5,913	22,765
Danaher Corp.	128,708	19,754,104
Demant A/S (A)(B)	22,953	722,878
Dentsply Sirona, Inc.	44,780	2,534,100
Edwards Lifesciences Corp. (A)	41,992	9,796,314
Fisher & Paykel Healthcare Corp., Ltd.	119,531	1,788,896
GenMark Diagnostics, Inc. (A)(B)	9,834	47,302
Glaukos Corp. (A)	6,628	361,027
Globus Medical, Inc., Class A (A)	42,416	2,497,454
Haemonetics Corp. (A)	28,141	3,233,401
Heska Corp. (A)	1,177	112,921
Hill-Rom Holdings, Inc.	25,595	2,905,800
Hologic, Inc. (A)	53,987	2,818,661
Hoya Corp.	79,407	7,580,348
ICU Medical, Inc. (A)	7,371	1,379,262
IDEXX Laboratories, Inc. (A)	17,271	4,509,976
Inogen, Inc. (A)	3,130	213,873
Integer Holdings Corp. (A)	5,533	445,019
Integra LifeSciences Holdings Corp. (A)	27,323	1,592,384
IntriCon Corp. (A)(B)	1,501	27,018
Intuitive Surgical, Inc. (A)	23,269	13,755,469
Invacare Corp.	5,897	53,191
iRhythm Technologies, Inc. (A)(B)	4,234	288,293
Koninklijke Philips NV	188,430	9,211,156
Lantheus Holdings, Inc. (A)	6,436	132,002
LeMaitre Vascular, Inc.	2,720	97,784
LivaNova PLC (A)	26,833	2,024,013
Masimo Corp. (A)	18,809	2,972,951
Medtronic PLC	269,865	30,616,184
Meridian Bioscience, Inc.	7,365	71,956
Merit Medical Systems, Inc. (A)	9,187	286,818
Mesa Laboratories, Inc. (B)	644	160,614
Misonix, Inc. (A)	1,355	25,217
Natus Medical, Inc. (A)	5,732	189,099
Neogen Corp. (A)	8,745	570,699
Nevro Corp. (A)	5,079	596,986
Novocure, Ltd. (A)(B)	14,795	1,246,775
NuVasive, Inc. (A)	28,803	2,227,624
Olympus Corp.	242,508	3,737,704
OraSure Technologies, Inc. (A)	10,781	86,571
Orthofix Medical, Inc. (A)	3,080	142,234
OrthoPediatrics Corp. (A)	1,541	72,412
Penumbra, Inc. (A)(B)	12,315	2,022,985
Pulse Biosciences, Inc. (A)	2,068	27,732
Quidel Corp. (A)	6,048	453,781
ResMed, Inc.	28,949	4,486,227
Rockwell Medical, Inc. (A)	12,001	29,282
RTI Surgical Holdings, Inc. (A)	11,028	30,217
SeaSpine Holdings Corp. (A)	2,975	35,730
Senseonics Holdings, Inc. (A)(B)	23,632	21,647
Shockwave Medical, Inc. (A)	1,152	50,596
SI-BONE, Inc. (A)	2,840	61,060
Siemens Healthineers AG (C)	31,252	1,498,127
Sientra, Inc. (A)	6,872	61,436
Silk Road Medical, Inc. (A)	2,027	81,850
Smith & Nephew PLC	182,027	4,386,984
Sonova Holding AG	11,559	2,642,485
STAAR Surgical Company (A)(B)	7,609	267,609
STERIS PLC	17,070	2,601,809
Straumann Holding AG	2,148	2,107,042
Stryker Corp.	64,827	13,609,780
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Surmodics, Inc. (A)	2,280	$94,460
Sysmex Corp.	34,779	2,367,925
Tactile Systems Technology, Inc. (A)(B)	3,085	208,268
Tandem Diabetes Care, Inc. (A)(B)	9,534	568,322
Teleflex, Inc.	9,321	3,508,797
Terumo Corp.	134,334	4,765,405
The Cooper Companies, Inc.	9,981	3,206,795
TransMedics Group, Inc. (A)(B)	1,238	23,534
Utah Medical Products, Inc.	604	65,172
Vapotherm, Inc. (A)	2,717	33,039
Varex Imaging Corp. (A)(B)	6,441	192,006
Varian Medical Systems, Inc. (A)	18,301	2,598,925
ViewRay, Inc. (A)(B)	12,105	51,083
West Pharmaceutical Services, Inc.	28,367	4,264,411
Wright Medical Group NV (A)	21,506	655,503
Zimmer Biomet Holdings, Inc.	41,411	6,198,398
Zynex, Inc. (A)(B)	2,704	21,280
		283,830,606
Health care providers and services – 2.0%
Acadia Healthcare Company, Inc. (A)(B)	33,956	1,128,018
Addus HomeCare Corp. (A)(B)	1,770	172,079
Alfresa Holdings Corp.	39,100	794,317
Amedisys, Inc. (A)	17,704	2,955,152
American Renal Associates Holdings, Inc. (A)	3,428	35,548
AmerisourceBergen Corp.	30,265	2,573,130
AMN Healthcare Services, Inc. (A)	7,817	487,077
Anthem, Inc.	51,051	15,418,934
BioTelemetry, Inc. (A)	5,697	263,771
Brookdale Senior Living, Inc. (A)	31,635	229,986
Cardinal Health, Inc.	58,888	2,978,555
Catasys, Inc. (A)(B)	1,323	21,578
Centene Corp. (A)	83,312	5,237,825
Chemed Corp.	6,138	2,696,178
Cigna Corp.	75,184	15,374,376
Community Health Systems, Inc. (A)(B)	15,206	44,097
CorVel Corp. (A)	1,536	134,185
Cross Country Healthcare, Inc. (A)	6,276	72,927
CVS Health Corp.	261,930	19,458,780
DaVita, Inc. (A)	18,055	1,354,667
Diplomat Pharmacy, Inc. (A)	10,528	42,112
Encompass Health Corp.	37,801	2,618,475
Enzo Biochem, Inc. (A)	8,506	22,371
Fresenius Medical Care AG & Company KGaA	44,327	3,263,701
Fresenius SE & Company KGaA	86,951	4,893,033
Genesis Healthcare, Inc. (A)(B)	15,971	26,192
Hanger, Inc. (A)	6,202	171,237
HCA Healthcare, Inc.	53,265	7,873,100
HealthEquity, Inc. (A)	38,989	2,887,915
Henry Schein, Inc. (A)	29,544	1,971,176
Humana, Inc.	26,662	9,772,156
Laboratory Corp. of America Holdings (A)	19,550	3,307,274
LHC Group, Inc. (A)	5,118	705,056
Magellan Health, Inc. (A)	3,736	292,342
McKesson Corp.	36,278	5,017,973
Medipal Holdings Corp.	38,141	841,786
MEDNAX, Inc. (A)	32,318	898,117
Molina Healthcare, Inc. (A)	24,038	3,261,716
National HealthCare Corp.	2,055	177,614
National Research Corp.	2,061	135,902
NMC Health PLC	19,536	457,716
Option Care Health, Inc. (A)	21,583	80,505
Owens & Minor, Inc.	10,500	54,285
Patterson Companies, Inc. (B)	47,339	969,503

The accompanying notes are an integral part of the financial statements.	146

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
PetIQ, Inc. (A)	3,390	$84,920
Quest Diagnostics, Inc.	27,119	2,896,038
R1 RCM, Inc. (A)	17,723	230,045
RadNet, Inc. (A)	7,122	144,577
Ramsay Health Care, Ltd.	33,680	1,713,565
Ryman Healthcare, Ltd.	83,431	916,954
Select Medical Holdings Corp. (A)	18,752	437,672
Sonic Healthcare, Ltd.	93,843	1,892,149
Surgery Partners, Inc. (A)	4,254	66,596
Suzuken Company, Ltd.	15,048	613,325
Tenet Healthcare Corp. (A)(B)	57,365	2,181,591
The Ensign Group, Inc.	8,627	391,407
The Joint Corp. (A)	2,285	36,880
The Pennant Group, Inc. (A)	4,338	143,458
The Providence Service Corp. (A)(B)	2,013	119,129
Tivity Health, Inc. (A)	8,087	164,530
Triple-S Management Corp., Class B (A)(B)	3,930	72,666
UnitedHealth Group, Inc.	190,748	56,076,097
Universal Health Services, Inc., Class B	16,172	2,320,035
US Physical Therapy, Inc. (B)	2,144	245,166
WellCare Health Plans, Inc. (A)	10,127	3,344,037
		195,263,274
Health care technology – 0.1%
Allscripts Healthcare Solutions, Inc. (A)	90,627	889,504
Castlight Health, Inc., B Shares (A)	19,777	26,303
Cerner Corp.	63,239	4,641,110
Computer Programs & Systems, Inc.	2,252	59,453
Evolent Health, Inc., Class A (A)(B)	12,902	116,763
Health Catalyst, Inc. (A)(B)	1,422	49,343
HealthStream, Inc. (A)	4,456	121,203
HMS Holdings Corp. (A)	14,846	439,442
Inovalon Holdings, Inc., Class A (A)(B)	12,135	228,381
Inspire Medical Systems, Inc. (A)(B)	2,245	166,601
Livongo Health, Inc. (A)(B)	2,509	62,876
M3, Inc.	91,786	2,767,862
NextGen Healthcare, Inc. (A)	9,299	149,435
Omnicell, Inc. (A)	7,062	577,107
OptimizeRx Corp. (A)	2,572	26,414
Phreesia, Inc. (A)	1,784	47,526
Simulations Plus, Inc. (B)	2,020	58,721
Tabula Rasa HealthCare, Inc. (A)(B)	3,363	163,711
Teladoc Health, Inc. (A)(B)	12,160	1,018,035
Vocera Communications, Inc. (A)	5,374	111,564
		11,721,354
Life sciences tools and services – 0.9%
Accelerate Diagnostics, Inc. (A)(B)	4,794	81,019
Agilent Technologies, Inc.	62,307	5,315,410
Bio-Rad Laboratories, Inc., Class A (A)	8,284	3,065,329
Bio-Techne Corp.	14,611	3,207,261
Charles River Laboratories International, Inc. (A)	18,724	2,860,278
ChromaDex Corp. (A)(B)	7,497	32,312
Codexis, Inc. (A)(B)	9,097	145,461
Eurofins Scientific SE (B)	2,405	1,336,055
Fluidigm Corp. (A)	12,700	44,196
Illumina, Inc. (A)	29,596	9,818,177
IQVIA Holdings, Inc. (A)	36,332	5,613,657
Lonza Group AG (A)	15,499	5,654,148
Luminex Corp.	7,221	167,238
Medpace Holdings, Inc. (A)	4,705	395,502
Mettler-Toledo International, Inc. (A)(B)	4,903	3,889,452
NanoString Technologies, Inc. (A)	5,688	158,240
NeoGenomics, Inc. (A)(B)	16,258	475,547
Pacific Biosciences of California, Inc. (A)	24,682	126,865
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
PerkinElmer, Inc.	22,369	$2,172,030
PRA Health Sciences, Inc. (A)	24,248	2,695,165
QIAGEN NV (A)	47,236	1,609,486
Quanterix Corp. (A)	2,293	54,184
Repligen Corp. (A)	26,778	2,476,965
Sartorius Stedim Biotech	5,761	956,254
Syneos Health, Inc. (A)	34,491	2,051,352
Thermo Fisher Scientific, Inc.	80,734	26,228,055
Waters Corp. (A)(B)	12,973	3,031,141
		83,660,779
Pharmaceuticals – 5.4%
AcelRx Pharmaceuticals, Inc. (A)(B)	14,959	31,563
Aerie Pharmaceuticals, Inc. (A)(B)	7,262	175,523
Akorn, Inc. (A)	16,537	24,806
Allergan PLC	66,094	12,635,190
Amneal Pharmaceuticals, Inc. (A)(B)	16,781	80,884
Amphastar Pharmaceuticals, Inc. (A)	6,250	120,563
ANI Pharmaceuticals, Inc. (A)	1,581	97,500
Arvinas, Inc. (A)(B)	3,158	129,762
Astellas Pharma, Inc.	393,047	6,709,305
AstraZeneca PLC	273,019	27,327,000
Axsome Therapeutics, Inc. (A)(B)	4,267	441,037
Bayer AG	194,064	15,776,742
BioDelivery Sciences International, Inc. (A)	14,445	91,292
Bristol-Myers Squibb Company	471,967	30,295,562
Cara Therapeutics, Inc. (A)(B)	6,882	110,869
Catalent, Inc. (A)(B)	56,092	3,157,980
Chiasma, Inc. (A)	6,387	31,680
Chugai Pharmaceutical Company, Ltd.	46,634	4,294,769
Collegium Pharmaceutical, Inc. (A)	5,494	113,067
Corcept Therapeutics, Inc. (A)(B)	16,387	198,283
Corium International, Inc. (A)(D)	5,285	951
CorMedix, Inc. (A)(B)	4,292	31,246
Cymabay Therapeutics, Inc. (A)	12,121	23,757
Daiichi Sankyo Company, Ltd.	118,086	7,798,901
Dermira, Inc. (A)(B)	8,373	126,935
Eisai Company, Ltd.	52,468	3,925,968
Elanco Animal Health, Inc. (A)(D)	9,534	241
Eli Lilly & Company	170,111	22,357,689
Eloxx Pharmaceuticals, Inc. (A)	4,454	32,781
Endo International PLC (A)(B)	38,444	180,302
Evolus, Inc. (A)	2,816	34,271
EyePoint Pharmaceuticals, Inc. (A)	12,181	18,881
GlaxoSmithKline PLC	1,038,227	24,395,244
H Lundbeck A/S	14,499	554,304
Hisamitsu Pharmaceutical Company, Inc.	10,884	530,067
Innoviva, Inc. (A)	11,034	156,241
Intersect ENT, Inc. (A)(B)	5,251	130,750
Intra-Cellular Therapies, Inc. (A)(B)	7,804	267,755
Ipsen SA	7,851	696,907
Johnson & Johnson	529,888	77,294,763
Kala Pharmaceuticals, Inc. (A)	4,738	17,483
Kyowa Kirin Company, Ltd.	50,659	1,193,544
Lannett Company, Inc. (A)(B)	5,504	48,545
Mallinckrodt PLC (A)(B)	14,968	52,238
Merck & Company, Inc.	512,596	46,620,606
Merck KGaA	26,905	3,171,931
Mitsubishi Tanabe Pharma Corp.	46,734	857,339
Mylan NV (A)	103,916	2,088,712
MyoKardia, Inc. (A)(B)	7,588	553,051
Nektar Therapeutics (A)(B)	67,445	1,455,800
NGM Biopharmaceuticals, Inc. (A)(B)	1,290	23,852
Nippon Shinyaku Company, Ltd.	9,500	822,639
Novartis AG	447,087	42,334,476

The accompanying notes are an integral part of the financial statements.	147

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Novo Nordisk A/S, B Shares	368,221	$21,337,978
Ocular Therapeutix, Inc. (A)(B)	7,703	30,427
Odonate Therapeutics, Inc. (A)	2,064	66,977
Omeros Corp. (A)(B)	8,087	113,946
Ono Pharmaceutical Company, Ltd.	79,200	1,808,161
Optinose, Inc. (A)	4,589	42,311
Orion OYJ, Class B	21,741	1,006,861
Otsuka Holdings Company, Ltd.	81,293	3,623,573
Pacira BioSciences, Inc. (A)(B)	6,947	314,699
Paratek Pharmaceuticals, Inc. (A)	6,313	25,441
Perrigo Company PLC	27,404	1,415,691
Pfizer, Inc.	1,114,213	43,654,865
Phibro Animal Health Corp., Class A	3,592	89,189
Prestige Consumer Healthcare, Inc. (A)(B)	27,879	1,129,100
Reata Pharmaceuticals, Inc., Class A (A)	3,762	769,066
Recordati SpA	21,796	918,804
Recro Pharma, Inc. (A)	3,221	59,041
Revance Therapeutics, Inc. (A)	7,562	122,731
Roche Holding AG	146,214	47,519,938
Sanofi	234,510	23,551,236
Santen Pharmaceutical Company, Ltd.	74,900	1,426,331
Shionogi & Company, Ltd.	56,011	3,464,924
SIGA Technologies, Inc. (A)	9,772	46,612
Sumitomo Dainippon Pharma Company, Ltd.	33,092	641,162
Supernus Pharmaceuticals, Inc. (A)	8,484	201,240
Taisho Pharmaceutical Holdings Company, Ltd.	7,116	525,126
Takeda Pharmaceutical Company, Ltd.	311,598	12,324,383
Teva Pharmaceutical Industries, Ltd., ADR (A)	228,808	2,242,318
TherapeuticsMD, Inc. (A)(B)	34,477	83,434
Theravance Biopharma, Inc. (A)	7,607	196,945
Tricida, Inc. (A)	3,763	142,016
UCB SA	26,327	2,094,960
Verrica Pharmaceuticals, Inc. (A)	2,404	38,200
Vifor Pharma AG (B)	9,471	1,728,508
WaVe Life Sciences, Ltd. (A)(B)	3,914	31,371
Xeris Pharmaceuticals, Inc. (A)(B)	4,958	34,954
Zoetis, Inc.	95,896	12,691,836
Zogenix, Inc. (A)(B)	7,297	380,393
Zynerba Pharmaceuticals, Inc. (A)(B)	4,237	25,591
		525,561,886
		1,270,256,539
Industrials – 11.4%
Aerospace and defense – 2.0%
AAR Corp.	5,701	257,115
Aerojet Rocketdyne Holdings, Inc. (A)(B)	12,425	567,326
AeroVironment, Inc. (A)	3,663	226,154
Airbus SE	121,496	17,831,375
Arconic, Inc.	77,990	2,399,752
Astronics Corp. (A)	4,248	118,732
Axon Enterprise, Inc. (A)(B)	32,686	2,395,230
BAE Systems PLC	667,757	4,999,708
Cubic Corp.	5,333	339,019
Curtiss-Wright Corp.	16,366	2,305,806
Dassault Aviation SA	527	691,549
Ducommun, Inc. (A)(B)	1,809	91,409
General Dynamics Corp.	47,180	8,320,193
Huntington Ingalls Industries, Inc.	8,235	2,065,997
Kratos Defense & Security Solutions, Inc. (A)	15,402	277,390
L3Harris Technologies, Inc.	44,508	8,806,798
Leonardo SpA	84,475	990,666
Lockheed Martin Corp.	49,976	19,459,655
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Maxar Technologies, Inc.	10,377	$162,608
Meggitt PLC	162,346	1,414,028
Mercury Systems, Inc. (A)(B)	30,528	2,109,790
Moog, Inc., Class A	5,476	467,267
MTU Aero Engines AG	10,844	3,089,734
National Presto Industries, Inc.	868	76,723
Northrop Grumman Corp.	31,556	10,854,317
Park Aerospace Corp.	3,362	54,700
Parsons Corp. (A)	3,221	132,963
Raytheon Company	56,068	12,320,382
Rolls-Royce Holdings PLC (A)	360,037	3,254,018
Safran SA	68,163	10,528,408
Singapore Technologies Engineering, Ltd.	330,152	966,896
Teledyne Technologies, Inc. (A)	13,982	4,845,322
Textron, Inc.	45,957	2,049,682
Thales SA	22,253	2,315,531
The Boeing Company	107,644	35,066,109
TransDigm Group, Inc.	10,026	5,614,560
Triumph Group, Inc.	8,487	214,466
United Technologies Corp.	163,346	24,462,697
Vectrus, Inc. (A)	1,922	98,522
Wesco Aircraft Holdings, Inc. (A)	8,821	97,207
		192,339,804
Air freight and logistics – 0.5%
Air Transport Services Group, Inc. (A)	9,978	234,084
Atlas Air Worldwide Holdings, Inc. (A)	4,030	111,107
Bollore SA	183,592	802,280
C.H. Robinson Worldwide, Inc. (B)	27,231	2,129,464
Deutsche Post AG	205,809	7,825,713
DSV Panalpina A/S	45,216	5,212,324
Echo Global Logistics, Inc. (A)	4,723	97,766
Expeditors International of Washington, Inc.	34,288	2,675,150
FedEx Corp.	48,328	7,307,677
Forward Air Corp.	4,800	335,760
Hub Group, Inc., Class A (A)(B)	5,521	283,172
Radiant Logistics, Inc. (A)	7,048	39,257
SG Holdings Company, Ltd.	30,000	675,773
United Parcel Service, Inc., Class B	141,087	16,515,644
XPO Logistics, Inc. (A)(B)	35,386	2,820,264
Yamato Holdings Company, Ltd.	64,093	1,092,759
		48,158,194
Airlines – 0.3%
Alaska Air Group, Inc.	24,799	1,680,132
Allegiant Travel Company	2,205	383,758
American Airlines Group, Inc. (B)	78,495	2,251,237
ANA Holdings, Inc. (B)	23,949	799,502
Delta Air Lines, Inc.	115,889	6,777,189
Deutsche Lufthansa AG	49,294	905,566
easyJet PLC	33,008	621,767
Hawaiian Holdings, Inc.	8,009	234,584
Japan Airlines Company, Ltd.	23,940	745,393
JetBlue Airways Corp. (A)	110,680	2,071,930
Mesa Air Group, Inc. (A)	3,609	32,264
Qantas Airways, Ltd.	151,847	756,881
Singapore Airlines, Ltd.	112,927	759,241
SkyWest, Inc.	8,513	550,195
Southwest Airlines Company	95,362	5,147,641
Spirit Airlines, Inc. (A)	11,677	470,700
United Airlines Holdings, Inc. (A)	43,814	3,859,575
		28,047,555
Building products – 0.5%
AAON, Inc. (B)	6,975	344,635
Advanced Drainage Systems, Inc.	6,189	240,381

The accompanying notes are an integral part of the financial statements.	148

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products (continued)
AGC, Inc.	37,976	$1,357,944
Allegion PLC	18,707	2,329,770
American Woodmark Corp. (A)	2,881	301,093
AO Smith Corp.	27,595	1,314,626
Apogee Enterprises, Inc.	4,538	147,485
Assa Abloy AB, B Shares	208,919	4,883,575
Builders FirstSource, Inc. (A)	19,430	493,716
Caesarstone, Ltd.	4,150	62,541
Cie de Saint-Gobain	102,515	4,199,613
Continental Building Products, Inc. (A)	5,897	214,828
Cornerstone Building Brands, Inc. (A)	8,338	70,956
CSW Industrials, Inc.	2,484	191,268
Daikin Industries, Ltd.	51,897	7,322,135
Fortune Brands Home & Security, Inc.	28,016	1,830,565
Geberit AG	7,734	4,340,950
Gibraltar Industries, Inc. (A)	5,530	278,933
Griffon Corp.	6,202	126,087
Insteel Industries, Inc.	3,225	69,305
JELD-WEN Holding, Inc. (A)	11,610	271,790
Johnson Controls International PLC	155,314	6,322,833
Kingspan Group PLC	32,055	1,962,813
Lennox International, Inc. (B)	13,443	3,279,689
LIXIL Group Corp.	55,550	958,618
Masco Corp.	57,199	2,744,980
Masonite International Corp. (A)	4,258	307,470
Owens Corning	41,707	2,715,960
Patrick Industries, Inc.	3,866	202,694
PGT Innovations, Inc. (A)	9,822	146,446
Quanex Building Products Corp.	5,728	97,834
Resideo Technologies, Inc. (A)	47,086	561,736
Simpson Manufacturing Company, Inc.	7,577	607,903
TOTO, Ltd.	29,600	1,249,922
Trex Company, Inc. (A)	32,355	2,908,067
Universal Forest Products, Inc.	10,131	483,249
		54,942,410
Commercial services and supplies – 0.6%
ABM Industries, Inc.	11,297	426,010
ACCO Brands Corp.	16,381	153,326
Advanced Disposal Services, Inc. (A)	12,277	403,545
Brady Corp., Class A	8,075	462,375
Brambles, Ltd.	329,590	2,712,757
BrightView Holdings, Inc. (A)	5,414	91,334
Casella Waste Systems, Inc., Class A (A)	7,596	349,644
CECO Environmental Corp. (A)	5,552	42,528
Cimpress PLC (A)(B)	3,695	464,720
Cintas Corp.	16,879	4,541,801
Clean Harbors, Inc. (A)	19,685	1,687,989
Copart, Inc. (A)	41,185	3,745,364
Covanta Holding Corp.	20,235	300,287
Dai Nippon Printing Company, Ltd.	50,673	1,370,580
Deluxe Corp.	23,516	1,173,919
Edenred	50,648	2,624,804
Ennis, Inc.	4,529	98,053
G4S PLC	323,087	934,322
Healthcare Services Group, Inc. (B)	41,232	1,002,762
Heritage-Crystal Clean, Inc. (A)	2,662	83,507
Herman Miller, Inc.	32,684	1,361,289
HNI Corp.	23,742	889,375
Interface, Inc.	9,903	164,291
ISS A/S	32,824	787,276
KAR Auction Services, Inc. (B)	49,369	1,075,751
Kimball International, Inc., Class B	6,232	128,815
Knoll, Inc.	8,386	211,830
Matthews International Corp., Class A	5,303	202,416
McGrath RentCorp	4,117	315,115
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Mobile Mini, Inc.	7,661	$290,429
MSA Safety, Inc. (B)	19,645	2,482,342
Park24 Company, Ltd.	24,200	592,562
PICO Holdings, Inc. (A)	3,578	39,787
Pitney Bowes, Inc.	29,629	119,405
Quad/Graphics, Inc.	6,263	29,248
Rentokil Initial PLC	385,189	2,308,656
Republic Services, Inc.	42,408	3,801,029
Rollins, Inc.	28,348	940,020
RR Donnelley & Sons Company	12,482	49,304
Secom Company, Ltd.	43,755	3,904,813
Securitas AB, B Shares	65,251	1,124,223
Sohgo Security Services Company, Ltd.	14,900	806,461
SP Plus Corp. (A)	3,845	163,143
Steelcase, Inc., Class A	14,843	303,688
Stericycle, Inc. (A)(B)	34,937	2,229,330
Team, Inc. (A)	5,198	83,012
Tetra Tech, Inc.	30,201	2,602,118
The Brink's Company	27,672	2,509,297
Toppan Printing Company, Ltd.	58,262	1,203,591
UniFirst Corp.	2,556	516,261
US Ecology, Inc. (B)	4,144	239,979
Viad Corp.	3,393	229,028
VSE Corp.	1,531	58,239
Waste Management, Inc.	78,581	8,955,091
		63,386,841
Construction and engineering – 0.5%
ACS Actividades de Construccion y Servicios SA	54,696	2,194,082
AECOM (A)	60,224	2,597,461
Aegion Corp. (A)	5,350	119,680
Ameresco, Inc., Class A (A)	3,921	68,618
Arcosa, Inc.	8,182	364,508
Argan, Inc.	2,540	101,956
Bouygues SA	46,600	1,986,415
CIMIC Group, Ltd.	20,429	474,967
Comfort Systems USA, Inc.	6,210	309,569
Construction Partners, Inc., Class A (A)	2,209	37,266
Dycom Industries, Inc. (A)	17,292	815,318
Eiffage SA	16,405	1,882,093
EMCOR Group, Inc.	30,992	2,674,610
Ferrovial SA (B)	102,720	3,112,122
Fluor Corp.	53,740	1,014,611
Granite Construction, Inc. (B)	8,034	222,301
Great Lakes Dredge & Dock Corp. (A)	10,397	117,798
HOCHTIEF AG	5,187	660,387
IES Holdings, Inc. (A)	1,513	38,824
Jacobs Engineering Group, Inc.	27,281	2,450,652
JGC Holdings Corp.	46,006	732,233
Kajima Corp.	93,885	1,248,218
MasTec, Inc. (A)	33,291	2,135,951
MYR Group, Inc. (A)	2,815	91,741
Northwest Pipe Company (A)	1,675	55,794
NV5 Global, Inc. (A)(B)	1,810	91,315
Obayashi Corp.	135,615	1,506,230
Primoris Services Corp.	7,718	171,648
Quanta Services, Inc.	28,649	1,166,301
Shimizu Corp.	123,629	1,259,386
Skanska AB, B Shares	71,088	1,608,125
Sterling Construction Company, Inc. (A)	4,577	64,444
Taisei Corp.	42,173	1,746,848
Tutor Perini Corp. (A)(B)	6,955	89,441
Valmont Industries, Inc.	8,253	1,236,134
Vinci SA	106,398	11,849,924

The accompanying notes are an integral part of the financial statements.	149

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
WillScot Corp. (A)	8,972	$165,892
		46,462,863
Electrical equipment – 0.9%
ABB, Ltd.	383,943	9,261,910
Acuity Brands, Inc.	15,191	2,096,358
Allied Motion Technologies, Inc.	1,270	61,595
American Superconductor Corp. (A)(B)	4,001	31,408
AMETEK, Inc.	46,024	4,590,434
Atkore International Group, Inc. (A)	7,941	321,293
AZZ, Inc.	4,469	205,351
Bloom Energy Corp., Class A (A)	9,757	72,885
Eaton Corp. PLC	83,232	7,883,735
Emerson Electric Company	122,644	9,352,831
Encore Wire Corp.	3,474	199,408
EnerSys	23,484	1,757,308
Fuji Electric Company, Ltd.	26,540	806,213
Generac Holdings, Inc. (A)	10,393	1,045,432
Hubbell, Inc.	20,851	3,082,195
Legrand SA	55,674	4,546,549
Melrose Industries PLC	1,011,979	3,223,379
Mitsubishi Electric Corp.	380,297	5,178,004
Nidec Corp.	46,593	6,363,844
nVent Electric PLC	59,661	1,526,128
Plug Power, Inc. (A)	40,621	128,362
Powell Industries, Inc.	1,582	77,502
Preformed Line Products Company	549	33,132
Prysmian SpA (B)	50,353	1,215,482
Regal Beloit Corp.	15,696	1,343,735
Rockwell Automation, Inc.	23,264	4,714,915
Schneider Electric SE	115,139	11,829,349
Siemens Gamesa Renewable Energy SA	49,761	876,324
Sunrun, Inc. (A)	19,287	266,353
Thermon Group Holdings, Inc. (A)	5,590	149,812
TPI Composites, Inc. (A)(B)	5,055	93,568
Vestas Wind Systems A/S	39,351	3,974,704
Vicor Corp. (A)	3,013	140,767
Vivint Solar, Inc. (A)(B)	7,718	56,033
		86,506,298
Industrial conglomerates – 1.2%
3M Company	115,778	20,425,555
Carlisle Companies, Inc.	21,727	3,516,298
CK Hutchison Holdings, Ltd.	563,238	5,370,746
DCC PLC	20,532	1,780,927
General Electric Company	1,758,370	19,623,409
Honeywell International, Inc.	143,861	25,463,397
Jardine Matheson Holdings, Ltd.	46,300	2,576,489
Jardine Strategic Holdings, Ltd.	46,400	1,422,999
Keihan Holdings Company, Ltd.	20,200	980,842
Keppel Corp., Ltd.	304,145	1,532,455
NWS Holdings, Ltd. (B)	329,599	461,954
Raven Industries, Inc.	6,162	212,343
Roper Technologies, Inc.	20,951	7,421,473
Sembcorp Industries, Ltd.	209,122	356,134
Siemens AG	159,268	20,799,053
Smiths Group PLC	82,815	1,849,684
Toshiba Corp.	103,128	3,500,343
		117,294,101
Machinery – 2.2%
Actuant Corp., Class A	9,516	247,701
AGCO Corp.	24,032	1,856,472
Alamo Group, Inc.	1,658	208,162
Albany International Corp., Class A	5,214	395,847
Alfa Laval AB	65,677	1,654,026
Alstom SA	39,868	1,894,489
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Altra Industrial Motion Corp.	11,003	$398,419
Amada Holdings Company, Ltd.	69,252	787,654
ANDRITZ AG	15,292	657,407
Astec Industries, Inc.	3,936	165,312
Atlas Copco AB, A Shares	139,871	5,583,045
Atlas Copco AB, B Shares	81,256	2,821,293
Barnes Group, Inc.	8,023	497,105
Blue Bird Corp. (A)	2,667	61,128
Briggs & Stratton Corp.	7,365	49,051
Caterpillar, Inc. (B)	111,269	16,432,206
Chart Industries, Inc. (A)	6,150	415,064
CIRCOR International, Inc. (A)(B)	3,359	155,320
CNH Industrial NV (B)	211,255	2,319,557
Colfax Corp. (A)	32,054	1,166,125
Columbus McKinnon Corp.	3,964	158,679
Commercial Vehicle Group, Inc. (A)	5,469	34,728
Crane Company	19,546	1,688,383
Cummins, Inc.	30,845	5,520,021
Daifuku Company, Ltd.	21,100	1,275,175
Deere & Company	63,395	10,983,818
Donaldson Company, Inc.	48,521	2,795,780
Douglas Dynamics, Inc.	3,831	210,705
Dover Corp.	29,247	3,371,009
Energy Recovery, Inc. (A)(B)	6,552	64,144
EnPro Industries, Inc.	3,493	233,612
Epiroc AB, A Shares	137,239	1,678,331
Epiroc AB, B Shares	81,468	968,223
ESCO Technologies, Inc.	4,331	400,618
Evoqua Water Technologies Corp. (A)	12,835	243,223
FANUC Corp.	40,318	7,445,316
Federal Signal Corp.	10,154	327,467
Flowserve Corp.	26,347	1,311,290
Fortive Corp. (B)	59,496	4,544,899
Franklin Electric Company, Inc.	7,870	451,108
GEA Group AG	32,025	1,060,011
Graco, Inc.	63,941	3,324,932
Graham Corp.	1,784	39,034
Harsco Corp. (A)	13,652	314,133
Helios Technologies, Inc.	5,042	233,092
Hillenbrand, Inc.	12,455	414,876
Hino Motors, Ltd.	60,342	638,146
Hitachi Construction Machinery Company, Ltd.	22,452	668,785
Hoshizaki Corp.	11,300	1,007,510
Hurco Companies, Inc.	1,185	45,457
Hyster-Yale Materials Handling, Inc.	1,781	105,008
IDEX Corp.	15,314	2,634,008
IHI Corp.	30,676	717,848
Illinois Tool Works, Inc.	58,886	10,577,692
Ingersoll-Rand PLC	48,239	6,411,928
ITT, Inc.	33,623	2,485,076
John Bean Technologies Corp.	5,301	597,211
JTEKT Corp.	43,193	510,243
Kadant, Inc.	1,838	193,615
Kawasaki Heavy Industries, Ltd.	29,720	649,582
Kennametal, Inc.	45,776	1,688,677
KION Group AG	13,556	932,210
Knorr-Bremse AG	10,142	1,030,999
Komatsu, Ltd.	192,376	4,617,300
Kone OYJ, B Shares	70,898	4,635,867
Kubota Corp.	218,352	3,428,834
Kurita Water Industries, Ltd.	20,727	615,073
LB Foster Company, Class A (A)	1,887	36,570
Lincoln Electric Holdings, Inc.	23,444	2,267,738
Lindsay Corp.	1,855	178,061

The accompanying notes are an integral part of the financial statements.	150

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Luxfer Holdings PLC	4,605	$85,239
Lydall, Inc. (A)	2,931	60,144
Makita Corp.	46,752	1,614,574
Meritor, Inc. (A)	13,441	352,020
Metso OYJ	21,992	868,795
Miller Industries, Inc.	1,892	70,250
MINEBEA MITSUMI, Inc.	75,700	1,563,670
MISUMI Group, Inc.	59,200	1,465,207
Mitsubishi Heavy Industries, Ltd.	66,963	2,596,614
Mueller Industries, Inc.	9,501	301,657
Mueller Water Products, Inc., Class A	26,737	320,309
Nabtesco Corp. (B)	23,489	692,149
Navistar International Corp. (A)	8,477	245,324
NGK Insulators, Ltd.	54,961	956,102
NN, Inc.	7,502	69,394
Nordson Corp.	19,616	3,194,269
NSK, Ltd.	74,998	708,971
Omega Flex, Inc.	490	52,572
Oshkosh Corp.	26,092	2,469,608
PACCAR, Inc.	69,637	5,508,287
Parker-Hannifin Corp.	25,865	5,323,534
Park-Ohio Holdings Corp. (B)	1,607	54,076
Pentair PLC	33,843	1,552,378
Proto Labs, Inc. (A)(B)	4,604	467,536
RBC Bearings, Inc. (A)	4,116	651,727
REV Group, Inc.	4,840	59,193
Rexnord Corp. (A)	17,862	582,658
Sandvik AB	235,240	4,581,853
Schindler Holding AG	4,279	1,047,894
Schindler Holding AG, Participation Certificates	8,441	2,146,556
SKF AB, B Shares	79,376	1,607,072
SMC Corp.	11,947	5,463,545
Snap-on, Inc.	11,042	1,870,515
Spartan Motors, Inc.	5,877	106,256
Spirax-Sarco Engineering PLC	15,365	1,808,667
SPX Corp. (A)	7,404	376,716
SPX FLOW, Inc. (A)	7,147	349,274
Standex International Corp.	2,126	168,698
Stanley Black & Decker, Inc.	30,605	5,072,473
Sumitomo Heavy Industries, Ltd.	23,125	656,861
Techtronic Industries Company, Ltd. (B)	285,742	2,332,139
Tennant Company	3,058	238,279
Terex Corp.	35,989	1,071,752
The Eastern Company	1,056	32,240
The Gorman-Rupp Company	2,971	111,413
The Greenbrier Companies, Inc.	5,479	177,684
The Manitowoc Company, Inc. (A)	6,025	105,438
The Timken Company	25,990	1,463,497
The Toro Company	40,869	3,256,033
The Weir Group PLC	54,143	1,082,859
THK Company, Ltd.	25,152	675,287
Titan International, Inc.	9,787	35,429
TriMas Corp. (A)	7,748	243,365
Trinity Industries, Inc. (B)	37,628	833,460
Twin Disc, Inc. (A)	2,195	24,189
Volvo AB, B Shares	309,675	5,184,327
Wabash National Corp.	9,085	133,459
Wabtec Corp.	36,663	2,852,381
Wartsila OYJ ABP	92,598	1,023,529
Watts Water Technologies, Inc., Class A	4,655	464,383
Welbilt, Inc. (A)	22,096	344,919
Woodward, Inc.	21,618	2,560,436
Xylem, Inc. (B)	36,256	2,856,610
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Yangzijiang Shipbuilding Holdings, Ltd.	498,515	$415,546
		218,192,719
Marine – 0.1%
A.P. Moller - Maersk A/S, Series A	791	1,071,774
A.P. Moller - Maersk A/S, Series B	1,353	1,952,144
Costamare, Inc.	8,217	78,308
Eagle Bulk Shipping, Inc. (A)(B)	8,141	37,449
Genco Shipping & Trading, Ltd. (B)	2,787	29,598
Kirby Corp. (A)(B)	22,983	2,057,668
Kuehne + Nagel International AG	11,236	1,895,138
Matson, Inc.	7,275	296,820
Mitsui OSK Lines, Ltd.	23,804	654,620
Nippon Yusen KK	31,825	573,603
Scorpio Bulkers, Inc.	9,634	61,369
		8,708,491
Professional services – 0.8%
Acacia Research Corp. (A)	10,035	26,693
Adecco Group AG	32,306	2,042,457
ASGN, Inc. (A)	28,942	2,054,014
Barrett Business Services, Inc.	1,227	110,994
BG Staffing, Inc.	1,783	39,030
Bureau Veritas SA	61,231	1,600,697
CBIZ, Inc. (A)	8,683	234,094
CRA International, Inc.	1,348	73,426
Equifax, Inc.	24,378	3,415,845
Experian PLC	189,688	6,430,319
Exponent, Inc.	8,789	606,529
Forrester Research, Inc. (A)	1,882	78,479
Franklin Covey Company (A)	1,694	54,598
FTI Consulting, Inc. (A)	20,733	2,294,314
GP Strategies Corp. (A)	2,413	31,924
Heidrick & Struggles International, Inc.	3,278	106,535
Huron Consulting Group, Inc. (A)	3,806	261,548
ICF International, Inc.	3,088	282,923
IHS Markit, Ltd. (A)	80,733	6,083,232
InnerWorkings, Inc. (A)(B)	8,173	45,033
Insperity, Inc.	21,020	1,808,561
Intertek Group PLC	33,611	2,604,454
Kelly Services, Inc., Class A	5,707	128,864
Kforce, Inc.	3,683	146,215
Korn Ferry	9,620	407,888
ManpowerGroup, Inc.	22,605	2,194,946
Mistras Group, Inc. (A)	3,303	47,134
Nielsen Holdings PLC	71,637	1,454,231
Persol Holdings Company, Ltd.	36,900	691,548
Randstad NV	24,840	1,522,074
Recruit Holdings Company, Ltd.	282,300	10,573,639
RELX PLC	404,667	10,215,142
Resources Connection, Inc.	5,422	88,541
Robert Half International, Inc.	23,669	1,494,697
SEEK, Ltd.	69,737	1,103,776
SGS SA	1,104	3,023,496
Teleperformance	12,196	2,979,699
TriNet Group, Inc. (A)	7,617	431,198
TrueBlue, Inc. (A)	6,828	164,282
Upwork, Inc. (A)(B)	9,920	105,846
Verisk Analytics, Inc.	32,993	4,927,175
Willdan Group, Inc. (A)	1,789	56,854
Wolters Kluwer NV	58,321	4,258,336
		76,301,280
Road and rail – 1.0%
ArcBest Corp.	4,453	122,903
Aurizon Holdings, Ltd.	414,178	1,520,002
Avis Budget Group, Inc. (A)	31,886	1,028,005

The accompanying notes are an integral part of the financial statements.	151

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Central Japan Railway Company	29,976	$6,027,236
ComfortDelGro Corp., Ltd.	451,018	798,034
Covenant Transportation Group, Inc., Class A (A)	2,399	31,007
CSX Corp.	156,566	11,329,116
Daseke, Inc. (A)	8,754	27,663
East Japan Railway Company	62,940	5,681,085
Hankyu Hanshin Holdings, Inc.	47,600	2,036,121
Heartland Express, Inc. (B)	7,868	165,621
Hertz Global Holdings, Inc. (A)	17,342	273,137
J.B. Hunt Transport Services, Inc.	17,166	2,004,645
Kansas City Southern	19,956	3,056,461
Keikyu Corp.	45,979	886,427
Keio Corp.	21,415	1,295,805
Keisei Electric Railway Company, Ltd.	26,894	1,042,125
Kintetsu Group Holdings Company, Ltd.	35,774	1,940,373
Knight-Swift Transportation Holdings, Inc. (B)	47,104	1,688,207
Kyushu Railway Company	33,200	1,111,456
Landstar System, Inc.	15,129	1,722,739
Marten Transport, Ltd.	6,781	145,724
MTR Corp., Ltd.	320,315	1,892,906
Nagoya Railroad Company, Ltd.	38,899	1,207,928
Nippon Express Company, Ltd.	16,246	952,324
Norfolk Southern Corp.	52,498	10,191,437
Odakyu Electric Railway Company, Ltd.	61,379	1,431,911
Old Dominion Freight Line, Inc.	12,857	2,440,001
Ryder System, Inc.	20,431	1,109,608
Saia, Inc. (A)	4,405	410,194
Seibu Holdings, Inc.	41,500	682,661
Tobu Railway Company, Ltd.	39,773	1,439,820
Tokyu Corp.	104,008	1,923,387
U.S. Xpress Enterprises, Inc., Class A (A)	4,379	22,026
Union Pacific Corp.	139,767	25,268,476
Universal Logistics Holdings, Inc.	1,540	29,198
Werner Enterprises, Inc.	24,622	895,995
West Japan Railway Company	33,825	2,925,645
YRC Worldwide, Inc. (A)(B)	6,518	16,621
		96,774,030
Trading companies and distributors – 0.6%
AerCap Holdings NV (A)	25,681	1,578,611
Aircastle, Ltd.	8,880	284,249
Applied Industrial Technologies, Inc.	6,524	435,086
Ashtead Group PLC	96,104	3,072,898
Beacon Roofing Supply, Inc. (A)(B)	11,650	372,567
BMC Stock Holdings, Inc. (A)	11,342	325,402
Brenntag AG	32,301	1,752,545
Bunzl PLC	70,337	1,923,767
CAI International, Inc. (A)	2,734	79,231
DXP Enterprises, Inc. (A)	2,788	110,990
EVI Industries, Inc. (A)	825	22,308
Fastenal Company (B)	115,471	4,266,653
Ferguson PLC	47,738	4,344,484
Foundation Building Materials, Inc. (A)	2,581	49,942
GATX Corp.	19,496	1,615,244
General Finance Corp. (A)	2,308	25,550
GMS, Inc. (A)	5,421	146,801
H&E Equipment Services, Inc. (B)	5,441	181,893
Herc Holdings, Inc. (A)	4,110	201,143
ITOCHU Corp.	280,804	6,508,103
Kaman Corp.	4,682	308,637
Lawson Products, Inc. (A)	749	39,023
Marubeni Corp.	326,659	2,413,478
Mitsubishi Corp.	281,606	7,460,125
Mitsui & Company, Ltd.	345,203	6,136,163
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
MonotaRO Company, Ltd.	26,200	$697,469
MRC Global, Inc. (A)	13,635	185,981
MSC Industrial Direct Company, Inc., Class A	17,269	1,355,098
NOW, Inc. (A)(B)	60,108	675,614
Rush Enterprises, Inc., Class A	4,475	208,088
Rush Enterprises, Inc., Class B	1,009	46,111
SiteOne Landscape Supply, Inc. (A)	6,958	630,743
Sumitomo Corp.	248,138	3,685,677
Systemax, Inc.	2,141	53,868
Textainer Group Holdings, Ltd. (A)	5,002	53,571
Titan Machinery, Inc. (A)	3,361	49,676
Toyota Tsusho Corp.	44,382	1,559,034
Transcat, Inc. (A)	1,241	39,538
Triton International, Ltd.	9,420	378,684
United Rentals, Inc. (A)	15,132	2,523,564
Veritiv Corp. (A)(B)	2,354	46,303
W.W. Grainger, Inc.	8,785	2,973,898
Watsco, Inc. (B)	12,517	2,254,938
Willis Lease Finance Corp. (A)	515	30,339
		61,103,087
Transportation infrastructure – 0.2%
Aena SME SA (C)	14,056	2,694,786
Aeroports de Paris	6,184	1,224,392
Atlantia SpA	103,092	2,406,053
Auckland International Airport, Ltd.	202,071	1,191,083
Fraport AG Frankfurt Airport Services Worldwide	8,661	735,189
Getlink SE	91,612	1,597,243
Japan Airport Terminal Company, Ltd.	10,500	582,594
Kamigumi Company, Ltd.	22,306	490,327
SATS, Ltd.	141,000	530,741
Sydney Airport	230,612	1,401,134
Transurban Group	564,492	5,908,564
		18,762,106
		1,116,979,779
Information technology – 16.6%
Communications equipment – 0.8%
Acacia Communications, Inc. (A)	6,457	437,849
ADTRAN, Inc.	8,534	84,401
Applied Optoelectronics, Inc. (A)(B)	3,462	41,129
Arista Networks, Inc. (A)	10,921	2,221,331
CalAmp Corp. (A)	5,721	54,807
Calix, Inc. (A)	8,441	67,528
Casa Systems, Inc. (A)	6,300	25,767
Ciena Corp. (A)	59,308	2,531,859
Cisco Systems, Inc. (B)	854,117	40,963,451
Comtech Telecommunications Corp.	4,004	142,102
Digi International, Inc. (A)	4,870	86,296
Extreme Networks, Inc. (A)	20,170	148,653
F5 Networks, Inc. (A)	12,240	1,709,316
Harmonic, Inc. (A)	14,739	114,964
Infinera Corp. (A)(B)	30,011	238,287
Inseego Corp. (A)(B)	7,852	57,555
InterDigital, Inc. (B)	17,294	942,350
Juniper Networks, Inc.	67,388	1,659,766
KVH Industries, Inc. (A)	3,121	34,737
Lumentum Holdings, Inc. (A)	42,620	3,379,766
Motorola Solutions, Inc.	34,496	5,558,685
NETGEAR, Inc. (A)	5,244	128,530
NetScout Systems, Inc. (A)	37,752	908,691
Nokia OYJ (A)	1,172,413	4,336,600
Plantronics, Inc. (B)	5,784	158,135
Ribbon Communications, Inc. (A)	11,155	34,581

The accompanying notes are an integral part of the financial statements.	152

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
Telefonaktiebolaget LM Ericsson, B Shares	639,386	$5,586,833
ViaSat, Inc. (A)(B)	22,110	1,618,341
Viavi Solutions, Inc. (A)	39,164	587,460
		73,859,770
Electronic equipment, instruments and components – 1.2%
Airgain, Inc. (A)	1,831	19,573
Akoustis Technologies, Inc. (A)(B)	4,517	36,136
Alps Alpine Company, Ltd.	43,400	985,151
Amphenol Corp., Class A	59,694	6,460,682
Anixter International, Inc. (A)	5,179	476,986
Arlo Technologies, Inc. (A)	13,236	55,724
Arrow Electronics, Inc. (A)	31,226	2,646,091
Avnet, Inc.	38,707	1,642,725
AVX Corp.	8,119	166,196
Badger Meter, Inc. (B)	4,866	315,949
Bel Fuse, Inc., Class B	1,886	38,663
Belden, Inc.	21,486	1,181,730
Benchmark Electronics, Inc.	6,339	217,808
CDW Corp.	28,928	4,132,076
Cognex Corp. (B)	65,519	3,671,685
Coherent, Inc. (A)	9,259	1,540,235
Corning, Inc.	154,849	4,507,654
CTS Corp.	5,557	166,766
Daktronics, Inc.	6,776	41,266
ePlus, Inc. (A)	2,291	193,108
Fabrinet (A)	6,189	401,295
FARO Technologies, Inc. (A)(B)	2,986	150,345
Fitbit, Inc., Class A (A)(B)	38,484	252,840
FLIR Systems, Inc.	27,010	1,406,411
Halma PLC	79,063	2,213,972
Hamamatsu Photonics KK	29,300	1,200,727
Hexagon AB, B Shares	54,663	3,063,931
Hirose Electric Company, Ltd.	6,775	866,058
Hitachi High-Technologies Corp.	14,384	1,018,667
Hitachi, Ltd.	201,294	8,493,749
II-VI, Inc. (A)(B)	48,692	1,639,460
Ingenico Group SA	12,601	1,370,715
Insight Enterprises, Inc. (A)(B)	6,025	423,497
IPG Photonics Corp. (A)	7,159	1,037,482
Iteris, Inc. (A)	7,805	38,947
Itron, Inc. (A)	5,841	490,352
Jabil, Inc.	53,258	2,201,153
KEMET Corp.	9,693	262,196
Keyence Corp.	38,000	13,343,259
Keysight Technologies, Inc. (A)	37,766	3,875,925
Kimball Electronics, Inc. (A)	4,364	76,588
Knowles Corp. (A)	13,853	292,991
Kyocera Corp.	66,763	4,550,277
Littelfuse, Inc.	9,338	1,786,359
Methode Electronics, Inc.	6,229	245,111
MTS Systems Corp.	3,117	149,710
Murata Manufacturing Company, Ltd.	119,539	7,357,454
Napco Security Technologies, Inc. (A)	1,993	58,574
National Instruments Corp.	45,221	1,914,657
nLight, Inc. (A)(B)	5,731	116,225
Novanta, Inc. (A)	5,736	507,292
Omron Corp.	40,118	2,338,404
OSI Systems, Inc. (A)	2,831	285,195
PAR Technology Corp. (A)(B)	1,935	59,482
PC Connection, Inc.	1,887	93,708
Plexus Corp. (A)	4,924	378,853
Rogers Corp. (A)	3,158	393,897
Sanmina Corp. (A)	11,553	395,575
ScanSource, Inc. (A)	4,458	164,723
Shimadzu Corp.	46,192	1,444,571
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
SYNNEX Corp.	15,665	$2,017,652
TDK Corp.	26,921	3,025,359
TE Connectivity, Ltd.	67,342	6,454,057
Tech Data Corp. (A)	19,766	2,838,398
Trimble, Inc. (A)	95,514	3,981,979
TTM Technologies, Inc. (A)	16,991	255,715
Venture Corp., Ltd.	57,300	691,254
Vishay Intertechnology, Inc.	73,355	1,561,728
Vishay Precision Group, Inc. (A)(B)	1,835	62,390
Yaskawa Electric Corp.	49,910	1,880,158
Yokogawa Electric Corp.	47,592	835,766
Zebra Technologies Corp., Class A (A)	10,856	2,773,057
		121,234,344
IT services – 3.6%
Accenture PLC, Class A	127,860	26,923,480
Adyen NV (A)(B)(C)	2,157	1,774,339
Akamai Technologies, Inc. (A)	32,536	2,810,460
Alliance Data Systems Corp.	8,253	925,987
Amadeus IT Group SA	89,713	7,347,202
Atos SE	20,411	1,705,602
Automatic Data Processing, Inc.	87,117	14,853,449
Brightcove, Inc. (A)	6,779	58,910
Broadridge Financial Solutions, Inc.	23,082	2,851,550
CACI International, Inc., Class A (A)	9,601	2,400,154
Capgemini SE	33,037	4,040,585
Cardtronics PLC, Class A (A)	6,382	284,956
Cass Information Systems, Inc.	2,402	138,691
Cognizant Technology Solutions Corp., Class A	110,244	6,837,333
Computershare, Ltd.	101,531	1,197,041
Conduent, Inc. (A)	29,829	184,940
CoreLogic, Inc. (A)	30,486	1,332,543
CSG Systems International, Inc.	5,597	289,813
DXC Technology Company	51,541	1,937,426
Endurance International Group Holdings, Inc. (A)	12,915	60,701
EVERTEC, Inc.	10,324	351,429
Evo Payments, Inc., Class A (A)	6,068	160,256
ExlService Holdings, Inc. (A)	5,711	396,686
Fidelity National Information Services, Inc.	123,741	17,211,136
Fiserv, Inc. (A)	114,985	13,295,716
FleetCor Technologies, Inc. (A)	17,472	5,027,044
Fujitsu, Ltd.	40,923	3,849,047
Gartner, Inc. (A)	18,010	2,775,341
Global Payments, Inc.	60,511	11,046,888
GMO Payment Gateway, Inc.	8,500	582,091
GTT Communications, Inc. (A)(B)	5,891	66,863
I3 Verticals, Inc., Class A (A)	2,512	70,964
IBM Corp.	178,310	23,900,672
International Money Express, Inc. (A)	2,455	29,558
Itochu Techno-Solutions Corp.	19,900	560,427
Jack Henry & Associates, Inc.	15,490	2,256,428
KBR, Inc.	78,413	2,391,597
Leidos Holdings, Inc.	26,792	2,622,669
Limelight Networks, Inc. (A)	19,787	80,731
LiveRamp Holdings, Inc. (A)	37,385	1,797,097
ManTech International Corp., Class A	4,548	363,294
Mastercard, Inc., Class A	178,731	53,367,289
MAXIMUS, Inc.	35,315	2,627,083
NEC Corp.	52,484	2,172,021
NIC, Inc. (B)	11,211	250,566
Nomura Research Institute, Ltd.	70,500	1,507,715
NTT Data Corp.	131,110	1,753,463
Obic Company, Ltd.	13,500	1,818,460

The accompanying notes are an integral part of the financial statements.	153

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Otsuka Corp.	21,700	$866,588
Paychex, Inc.	64,139	5,455,663
PayPal Holdings, Inc. (A)	236,406	25,572,037
Paysign, Inc. (A)(B)	5,108	51,846
Perficient, Inc. (A)	5,486	252,740
Perspecta, Inc.	76,767	2,029,719
Sabre Corp. (B)	105,003	2,356,267
Science Applications International Corp.	28,894	2,514,356
StarTek, Inc. (A)	3,187	25,432
Sykes Enterprises, Inc. (A)	6,525	241,360
The Hackett Group, Inc.	4,346	70,144
The Western Union Company	84,411	2,260,527
TTEC Holdings, Inc.	2,459	97,426
Tucows, Inc., Class A (A)	1,639	101,257
Unisys Corp. (A)	8,755	103,834
VeriSign, Inc. (A)	20,802	4,008,129
Verra Mobility Corp. (A)(B)	19,672	275,211
Virtusa Corp. (A)	4,992	226,287
Visa, Inc., Class A	344,653	64,760,299
WEX, Inc. (A)	16,597	3,476,408
Wirecard AG (B)	24,416	2,924,293
Wix.com, Ltd. (A)	10,000	1,223,800
Worldline SA (A)(C)	20,862	1,478,927
		350,660,243
Semiconductors and semiconductor equipment – 3.3%
Adesto Technologies Corp. (A)	4,853	41,251
Advanced Energy Industries, Inc. (A)	6,490	462,088
Advanced Micro Devices, Inc. (A)	224,212	10,282,362
Advantest Corp.	41,500	2,340,522
Alpha & Omega Semiconductor, Ltd. (A)	3,622	49,332
Ambarella, Inc. (A)	5,383	325,994
Amkor Technology, Inc. (A)	16,771	218,023
Analog Devices, Inc.	74,152	8,812,224
Applied Materials, Inc.	185,984	11,352,463
ASM Pacific Technology, Ltd.	63,368	879,571
ASML Holding NV	88,580	26,224,678
Axcelis Technologies, Inc. (A)	5,578	134,402
AXT, Inc. (A)	7,699	33,491
Broadcom, Inc.	79,864	25,238,621
Brooks Automation, Inc. (B)	12,103	507,842
Cabot Microelectronics Corp.	16,094	2,322,686
CEVA, Inc. (A)	3,791	102,205
Cirrus Logic, Inc. (A)	32,064	2,642,394
Cohu, Inc.	6,997	159,881
Cree, Inc. (A)	41,294	1,905,718
Cypress Semiconductor Corp.	141,589	3,303,271
Diodes, Inc. (A)	7,002	394,703
Disco Corp.	5,600	1,315,020
DSP Group, Inc. (A)(B)	3,894	61,292
Enphase Energy, Inc. (A)(B)	15,636	408,569
First Solar, Inc. (A)(B)	29,096	1,628,212
FormFactor, Inc. (A)	12,681	329,326
Ichor Holdings, Ltd. (A)	3,714	123,565
Impinj, Inc. (A)(B)	2,560	66,202
Infineon Technologies AG (B)	260,090	5,876,564
Inphi Corp. (A)	7,649	566,179
Intel Corp.	875,808	52,417,109
KLA Corp.	31,769	5,660,283
Lam Research Corp.	29,209	8,540,712
Lattice Semiconductor Corp. (A)	21,225	406,247
MACOM Technology Solutions Holdings, Inc. (A)	7,831	208,305
Maxim Integrated Products, Inc.	54,483	3,351,249
MaxLinear, Inc. (A)(B)	11,127	236,115
Microchip Technology, Inc. (B)	48,115	5,038,603
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Micron Technology, Inc. (A)	222,888	$11,986,917
MKS Instruments, Inc.	20,898	2,298,989
Monolithic Power Systems, Inc.	15,488	2,757,174
NeoPhotonics Corp. (A)	6,764	59,658
NVE Corp.	895	63,903
NVIDIA Corp.	123,217	28,992,960
NXP Semiconductors NV	58,000	7,381,080
Onto Innovation, Inc. (A)(B)	8,217	300,249
PDF Solutions, Inc. (A)	4,921	83,116
Photronics, Inc. (A)	11,029	173,817
Power Integrations, Inc.	4,822	476,944
Qorvo, Inc. (A)	23,390	2,718,620
QUALCOMM, Inc.	229,894	20,283,548
Rambus, Inc. (A)	18,755	258,350
Renesas Electronics Corp. (A)	159,300	1,088,329
Rohm Company, Ltd.	19,442	1,551,258
Semtech Corp. (A)	36,652	1,938,891
Silicon Laboratories, Inc. (A)	23,948	2,777,489
Skyworks Solutions, Inc.	34,302	4,146,426
SMART Global Holdings, Inc. (A)	2,257	85,631
SolarEdge Technologies, Inc. (A)	18,637	1,772,192
STMicroelectronics NV	142,038	3,832,271
SUMCO Corp.	51,800	858,263
SunPower Corp. (A)(B)	10,931	85,262
Synaptics, Inc. (A)	18,569	1,221,283
Teradyne, Inc.	64,246	4,380,935
Texas Instruments, Inc.	188,203	24,144,563
Tokyo Electron, Ltd.	32,660	7,130,657
Ultra Clean Holdings, Inc. (A)	6,666	156,451
Universal Display Corp.	16,255	3,349,668
Veeco Instruments, Inc. (A)(B)	8,386	123,148
Xilinx, Inc.	50,629	4,949,997
Xperi Corp.	8,401	155,419
		325,550,732
Software – 4.8%
8x8, Inc. (A)(B)	15,961	292,086
A10 Networks, Inc. (A)	9,939	68,281
ACI Worldwide, Inc. (A)	63,924	2,421,761
Adobe, Inc. (A)	97,462	32,143,942
Agilysys, Inc. (A)(B)	3,582	91,019
Alarm.com Holdings, Inc. (A)(B)	6,278	269,766
Altair Engineering, Inc., Class A (A)(B)	6,710	240,956
American Software, Inc., Class A	5,011	74,564
ANSYS, Inc. (A)	17,230	4,435,174
Appfolio, Inc., Class A (A)	2,675	294,116
Appian Corp. (A)(B)	5,308	202,819
Autodesk, Inc. (A)(B)	44,300	8,127,278
Avaya Holdings Corp. (A)	18,894	255,069
AVEVA Group PLC	13,404	826,928
Benefitfocus, Inc. (A)(B)	5,183	113,715
Blackbaud, Inc. (B)	27,176	2,163,210
Blackline, Inc. (A)	7,286	375,666
Bottomline Technologies DE, Inc. (A)	7,340	393,424
Box, Inc., Class A (A)	24,446	410,204
Cadence Design Systems, Inc. (A)	56,493	3,918,354
CDK Global, Inc.	46,542	2,544,917
Ceridian HCM Holding, Inc. (A)(B)	38,639	2,622,815
ChannelAdvisor Corp. (A)	4,811	43,491
Check Point Software Technologies, Ltd. (A)(B)	25,826	2,865,653
Cision, Ltd. (A)	15,623	155,761
Citrix Systems, Inc.	24,645	2,733,131
Cloudera, Inc. (A)(B)	40,332	469,061
CommVault Systems, Inc. (A)	23,030	1,028,059
Cornerstone OnDemand, Inc. (A)	9,710	568,521

The accompanying notes are an integral part of the financial statements.	154

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
CyberArk Software, Ltd. (A)	8,000	$932,640
Dassault Systemes SE	27,336	4,508,398
Digimarc Corp. (A)(B)	2,033	68,227
Digital Turbine, Inc. (A)	13,201	94,123
Domo, Inc., Class B (A)	3,062	66,507
Ebix, Inc.	4,005	133,807
eGain Corp. (A)	3,791	30,025
Envestnet, Inc. (A)	8,136	566,510
Everbridge, Inc. (A)(B)	5,662	442,089
Fair Isaac Corp. (A)	11,104	4,160,447
Five9, Inc. (A)	10,183	667,801
ForeScout Technologies, Inc. (A)(B)	7,117	233,438
Fortinet, Inc. (A)	28,581	3,051,308
GTY Technology Holdings, Inc. (A)(B)	6,936	40,853
Instructure, Inc. (A)	5,783	278,798
Intelligent Systems Corp. (A)(B)	1,154	46,091
Intuit, Inc.	52,409	13,727,489
j2 Global, Inc. (B)	25,665	2,405,067
LivePerson, Inc. (A)(B)	10,483	387,871
LogMeIn, Inc.	18,715	1,604,624
Manhattan Associates, Inc. (A)	24,499	1,953,795
Micro Focus International PLC	70,416	988,332
Microsoft Corp.	1,535,947	242,218,842
MicroStrategy, Inc., Class A (A)	1,393	198,684
Mitek Systems, Inc. (A)	6,757	51,691
MobileIron, Inc. (A)	16,806	81,677
Model N, Inc. (A)	5,475	192,008
Nice, Ltd. (A)	13,228	2,051,124
NortonLifeLock, Inc.	115,443	2,946,105
OneSpan, Inc. (A)(B)	5,591	95,718
Oracle Corp.	436,185	23,109,081
Oracle Corp. Japan	8,006	726,615
Progress Software Corp.	7,584	315,115
PROS Holdings, Inc. (A)	5,600	335,552
PTC, Inc. (A)(B)	39,850	2,984,367
Q2 Holdings, Inc. (A)(B)	7,341	595,208
QAD, Inc., Class A	1,900	96,767
Qualys, Inc. (A)(B)	5,786	482,379
Rapid7, Inc. (A)	8,309	465,470
SailPoint Technologies Holding, Inc. (A)	14,644	345,598
salesforce.com, Inc. (A)	178,584	29,044,902
SAP SE	204,494	27,524,511
SecureWorks Corp., Class A (A)	1,621	27,006
ServiceNow, Inc. (A)	37,972	10,720,255
Sharpspring, Inc. (A)(B)	1,982	22,734
ShotSpotter, Inc. (A)(B)	1,485	37,868
SPS Commerce, Inc. (A)	5,970	330,857
SVMK, Inc. (A)	14,677	262,278
Synchronoss Technologies, Inc. (A)(B)	7,070	33,583
Synopsys, Inc. (A)	30,267	4,213,166
Telaria, Inc. (A)	7,474	65,846
Telenav, Inc. (A)	5,997	29,145
Temenos AG (A)(B)	13,582	2,148,526
Tenable Holdings, Inc. (A)	6,360	152,386
Teradata Corp. (A)	43,130	1,154,590
The Sage Group PLC	226,268	2,244,734
TiVo Corp.	21,120	179,098
Trend Micro, Inc.	26,264	1,343,923
Tyler Technologies, Inc. (A)(B)	14,947	4,484,399
Upland Software, Inc. (A)(B)	3,907	139,519
Varonis Systems, Inc. (A)(B)	5,053	392,669
Verint Systems, Inc. (A)(B)	11,149	617,209
VirnetX Holding Corp. (A)(B)	10,928	41,526
WiseTech Global, Ltd.	29,733	488,280
Workiva, Inc. (A)(B)	6,271	263,696
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Yext, Inc. (A)(B)	15,932	$229,739
Zix Corp. (A)(B)	9,444	64,030
Zuora, Inc., Class A (A)(B)	14,917	213,761
		470,300,218
Technology hardware, storage and peripherals – 2.9%
3D Systems Corp. (A)(B)	19,720	172,550
Apple, Inc.	840,910	246,933,160
Avid Technology, Inc. (A)	5,038	43,226
Brother Industries, Ltd.	46,436	959,054
Canon, Inc. (B)	208,277	5,700,222
Diebold Nixdorf, Inc. (A)	13,244	139,857
FUJIFILM Holdings Corp.	75,038	3,583,504
Hewlett Packard Enterprise Company	260,528	4,131,974
HP, Inc. (B)	298,361	6,131,319
Immersion Corp. (A)	5,698	42,336
Konica Minolta, Inc.	94,186	613,536
NCR Corp. (A)	48,920	1,720,027
NetApp, Inc.	45,950	2,860,388
Ricoh Company, Ltd.	139,577	1,518,807
Seagate Technology PLC (B)	46,546	2,769,487
Seiko Epson Corp.	58,247	879,463
Stratasys, Ltd. (A)	8,870	179,396
Western Digital Corp.	59,878	3,800,457
Xerox Holdings Corp.	37,432	1,380,118
		283,558,881
		1,625,164,188
Materials – 4.3%
Chemicals – 2.4%
A. Schulman, Inc. (A)(B)(D)	4,750	2,057
Advanced Emissions Solutions, Inc.	2,951	30,986
AdvanSix, Inc. (A)	4,848	96,766
Air Liquide SA	98,177	13,918,625
Air Products & Chemicals, Inc.	44,381	10,429,091
Air Water, Inc.	37,607	548,747
Akzo Nobel NV	47,434	4,844,146
Albemarle Corp. (B)	21,348	1,559,258
American Vanguard Corp.	5,087	99,044
Amyris, Inc. (A)(B)	6,946	21,463
Arkema SA	14,313	1,530,453
Asahi Kasei Corp.	262,657	2,949,220
Ashland Global Holdings, Inc.	23,090	1,767,078
Balchem Corp.	5,496	558,558
BASF SE	191,135	14,399,465
Cabot Corp.	21,844	1,038,027
Celanese Corp.	24,336	2,996,248
CF Industries Holdings, Inc.	43,777	2,089,914
Chase Corp.	1,247	147,745
Chr. Hansen Holding A/S (B)	21,948	1,744,754
Clariant AG (A)(B)	41,512	927,725
Corteva, Inc.	150,679	4,454,071
Covestro AG (C)	36,158	1,682,435
Croda International PLC	26,754	1,817,363
Daicel Corp.	51,785	495,083
Dow, Inc.	149,289	8,170,587
DuPont de Nemours, Inc.	149,151	9,575,494
Eastman Chemical Company	27,377	2,169,901
Ecolab, Inc.	50,489	9,743,872
EMS-Chemie Holding AG	1,709	1,123,556
Evonik Industries AG	38,803	1,185,133
Ferro Corp. (A)	14,019	207,902
Flotek Industries, Inc. (A)	10,750	21,500
FMC Corp.	26,096	2,604,903
FutureFuel Corp.	4,752	58,877
GCP Applied Technologies, Inc. (A)	9,264	210,385

The accompanying notes are an integral part of the financial statements.	155

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Givaudan SA	1,923	$6,024,749
Hawkins, Inc.	1,721	78,839
HB Fuller Company (B)	8,661	446,648
Hitachi Chemical Company, Ltd.	21,670	907,882
Incitec Pivot, Ltd.	334,552	747,417
Ingevity Corp. (A)	23,197	2,026,954
Innophos Holdings, Inc.	3,356	107,325
Innospec, Inc.	4,133	427,518
International Flavors & Fragrances, Inc. (B)	21,498	2,773,690
Intrepid Potash, Inc. (A)	17,376	47,089
Israel Chemicals, Ltd.	155,630	734,965
Johnson Matthey PLC	40,259	1,600,753
JSR Corp.	39,990	731,522
Kansai Paint Company, Ltd.	36,854	900,310
Koninklijke DSM NV	37,772	4,938,523
Koppers Holdings, Inc. (A)	3,189	121,884
Kraton Corp. (A)	5,321	134,728
Kronos Worldwide, Inc. (B)	4,001	53,613
Kuraray Company, Ltd.	66,406	804,698
LANXESS AG	17,281	1,160,303
Linde PLC	108,153	23,025,774
Livent Corp. (A)	25,412	217,273
LyondellBasell Industries NV, Class A	51,688	4,883,482
Minerals Technologies, Inc.	19,389	1,117,388
Mitsubishi Chemical Holdings Corp.	266,259	1,983,943
Mitsubishi Gas Chemical Company, Inc.	33,270	506,841
Mitsui Chemicals, Inc.	38,318	933,400
NewMarket Corp.	2,831	1,377,338
Nippon Paint Holdings Company, Ltd.	30,500	1,570,191
Nissan Chemical Corp.	26,000	1,088,822
Nitto Denko Corp.	32,987	1,854,786
Novozymes A/S, B Shares (B)	44,427	2,174,571
Olin Corp. (B)	61,215	1,055,959
OMNOVA Solutions, Inc. (A)	7,642	77,261
Orica, Ltd.	79,310	1,222,999
Orion Engineered Carbons SA	10,296	198,713
PolyOne Corp.	42,580	1,566,518
PPG Industries, Inc.	47,608	6,355,192
PQ Group Holdings, Inc. (A)	6,556	112,632
Quaker Chemical Corp. (B)	2,240	368,525
Rayonier Advanced Materials, Inc.	9,125	35,040
RPM International, Inc.	49,717	3,816,277
Sensient Technologies Corp. (B)	23,415	1,547,497
Shin-Etsu Chemical Company, Ltd.	75,646	8,319,020
Showa Denko KK	28,000	737,954
Sika AG	26,558	4,987,469
Solvay SA (B)	15,417	1,794,430
Stepan Company	3,466	355,057
Sumitomo Chemical Company, Ltd.	309,644	1,405,959
Symrise AG	26,789	2,815,762
Taiyo Nippon Sanso Corp.	27,057	598,878
Teijin, Ltd.	37,048	692,136
The Chemours Company (B)	62,683	1,133,935
The Mosaic Company	70,395	1,523,348
The Scotts Miracle-Gro Company	15,190	1,612,874
The Sherwin-Williams Company	16,541	9,652,335
Toray Industries, Inc.	288,572	1,955,225
Tosoh Corp.	54,000	831,913
Trecora Resources (A)	4,212	30,116
Tredegar Corp. (B)	4,515	100,910
Trinseo SA	6,875	255,819
Tronox Holdings PLC, Class A	15,608	178,243
Umicore SA	41,011	1,998,630
Valvoline, Inc.	72,228	1,546,401
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Yara International ASA	36,848	$1,535,227
		231,141,905
Construction materials – 0.3%
Boral, Ltd.	244,077	767,886
CRH PLC	165,805	6,650,257
Eagle Materials, Inc.	15,961	1,447,024
Fletcher Building, Ltd.	177,854	609,628
Forterra, Inc. (A)(B)	3,323	38,414
HeidelbergCement AG	30,962	2,249,850
James Hardie Industries PLC, CHESS Depositary Interest	92,097	1,799,985
LafargeHolcim, Ltd. (A)	102,535	5,688,381
Martin Marietta Materials, Inc.	12,584	3,518,990
Summit Materials, Inc., Class A (A)	19,176	458,306
Taiheiyo Cement Corp.	25,070	735,882
U.S. Concrete, Inc. (A)	2,757	114,857
United States Lime & Minerals, Inc.	361	32,598
Vulcan Materials Company	26,648	3,837,046
		27,949,104
Containers and packaging – 0.3%
Amcor PLC (B)	326,192	3,535,921
AptarGroup, Inc.	24,509	2,833,731
Avery Dennison Corp.	16,812	2,199,346
Ball Corp.	65,863	4,259,360
Greif, Inc., Class A	14,381	635,640
Greif, Inc., Class B	1,082	56,015
International Paper Company	78,947	3,635,509
Myers Industries, Inc.	6,188	103,216
O-I Glass, Inc. (B)	59,666	711,815
Packaging Corp. of America	19,058	2,134,305
Sealed Air Corp.	31,110	1,239,111
Silgan Holdings, Inc.	29,727	923,915
Smurfit Kappa Group PLC	46,971	1,811,067
Sonoco Products Company (B)	38,376	2,368,567
Toyo Seikan Group Holdings, Ltd.	29,529	508,318
UFP Technologies, Inc. (A)	1,201	59,582
Westrock Company	51,923	2,228,016
		29,243,434
Metals and mining – 1.2%
1911 Gold Corp. (A)	3,149	598
AK Steel Holding Corp. (A)	54,098	177,982
Allegheny Technologies, Inc. (A)	69,826	1,442,605
Alumina, Ltd.	508,989	822,122
Anglo American PLC	215,760	6,198,335
Antofagasta PLC	82,059	993,548
ArcelorMittal SA	138,171	2,434,528
BHP Group PLC	439,530	10,299,906
BHP Group, Ltd.	613,110	16,788,362
BlueScope Steel, Ltd.	107,038	1,133,703
Boliden AB	56,857	1,510,046
Carpenter Technology Corp. (B)	26,344	1,311,404
Century Aluminum Company (A)	8,878	66,718
Cleveland-Cliffs, Inc. (B)	45,858	385,207
Coeur Mining, Inc. (A)	37,656	304,260
Commercial Metals Company	65,573	1,460,311
Compass Minerals International, Inc. (B)	18,823	1,147,450
Evraz PLC	105,802	566,550
Fortescue Metals Group, Ltd.	288,383	2,173,933
Freeport-McMoRan, Inc.	292,120	3,832,614
Glencore PLC (A)	2,256,094	7,024,838
Gold Resource Corp.	10,444	57,860
Haynes International, Inc.	2,196	78,573
Hecla Mining Company	82,661	280,221
Hitachi Metals, Ltd.	44,764	658,913

The accompanying notes are an integral part of the financial statements.	156

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
JFE Holdings, Inc.	102,333	$1,313,079
Kaiser Aluminum Corp.	2,739	303,728
Maruichi Steel Tube, Ltd.	11,861	333,324
Materion Corp.	3,459	205,638
Mitsubishi Materials Corp.	23,269	631,513
Newcrest Mining, Ltd.	159,830	3,375,445
Newmont Goldcorp Corp.	165,062	7,171,944
Nippon Steel Corp.	168,300	2,536,772
Norsk Hydro ASA	279,892	1,040,809
Novagold Resources, Inc. (A)	39,219	351,402
Nucor Corp. (B)	61,048	3,435,781
Olympic Steel, Inc.	1,746	31,288
Reliance Steel & Aluminum Company	25,555	3,060,467
Rio Tinto PLC	235,150	13,919,696
Rio Tinto, Ltd.	77,258	5,466,003
Royal Gold, Inc. (B)	25,147	3,074,221
Ryerson Holding Corp. (A)	2,903	34,342
Schnitzer Steel Industries, Inc., Class A	4,476	97,040
South32, Ltd.	1,039,929	1,963,506
Steel Dynamics, Inc.	82,600	2,811,704
Sumitomo Metal Mining Company, Ltd.	48,407	1,558,705
SunCoke Energy, Inc.	13,501	84,111
thyssenkrupp AG (B)	84,241	1,131,955
TimkenSteel Corp. (A)	7,364	57,881
United States Steel Corp. (B)	65,190	743,818
voestalpine AG (B)	24,249	672,561
Warrior Met Coal, Inc.	8,663	183,049
Worthington Industries, Inc.	20,799	877,302
		117,617,671
Paper and forest products – 0.1%
Boise Cascade Company	6,617	241,719
Clearwater Paper Corp. (A)	2,853	60,940
Domtar Corp.	21,957	839,636
Louisiana-Pacific Corp.	66,043	1,959,496
Mondi PLC (London Stock Exchange)	101,030	2,369,071
Neenah, Inc.	2,857	201,219
Oji Holdings Corp.	179,338	969,856
PH Glatfelter Company	7,521	137,634
Schweitzer-Mauduit International, Inc.	5,260	220,867
Stora Enso OYJ, R Shares	120,969	1,760,193
UPM-Kymmene OYJ	111,045	3,852,650
Verso Corp., Class A (A)	5,917	106,684
		12,719,965
		418,672,079
Real estate – 3.8%
Equity real estate investment trusts – 3.1%
Acadia Realty Trust	14,216	368,621
Agree Realty Corp.	6,877	482,559
Alexander & Baldwin, Inc.	37,895	794,279
Alexander's, Inc.	375	123,881
Alexandria Real Estate Equities, Inc.	23,184	3,746,071
American Assets Trust, Inc.	8,180	375,462
American Campus Communities, Inc.	52,679	2,477,493
American Finance Trust, Inc.	18,288	242,499
American Tower Corp.	89,179	20,495,118
Apartment Investment & Management Company, A Shares	29,976	1,548,260
Armada Hoffler Properties, Inc.	8,996	165,077
Ascendas Real Estate Investment Trust	600,678	1,327,110
Ashford Hospitality Trust, Inc.	16,936	47,251
AvalonBay Communities, Inc.	28,119	5,896,554
Bluerock Residential Growth REIT, Inc.	4,150	50,008
Boston Properties, Inc.	28,952	3,991,323
Braemar Hotels & Resorts, Inc.	5,714	51,026
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Brixmor Property Group, Inc.	114,189	$2,467,624
BRT Apartments Corp.	1,836	31,157
Camden Property Trust	37,124	3,938,856
CapitaLand Commercial Trust	561,894	832,166
CapitaLand Mall Trust	537,503	983,934
CareTrust REIT, Inc.	16,350	337,301
CatchMark Timber Trust, Inc., Class A	8,583	98,447
CBL & Associates Properties, Inc.	32,277	33,891
Cedar Realty Trust, Inc.	15,807	46,631
Chatham Lodging Trust	8,014	146,977
City Office REIT, Inc.	6,639	89,759
Clipper Realty, Inc.	3,112	32,987
Community Healthcare Trust, Inc.	3,102	132,952
CoreCivic, Inc.	66,100	1,148,818
CorEnergy Infrastructure Trust, Inc.	2,220	99,256
CorePoint Lodging, Inc.	7,494	80,036
CoreSite Realty Corp.	14,449	1,620,022
Corporate Office Properties Trust	42,962	1,262,224
Cousins Properties, Inc.	56,266	2,318,159
Covivio	9,967	1,131,951
Crown Castle International Corp.	83,709	11,899,234
CyrusOne, Inc.	43,399	2,839,597
Daiwa House REIT Investment Corp.	388	1,014,555
Dexus	228,087	1,877,562
DiamondRock Hospitality Company	34,260	379,601
Digital Realty Trust, Inc.	42,023	5,031,834
Douglas Emmett, Inc.	63,192	2,774,129
Duke Realty Corp.	74,005	2,565,753
Easterly Government Properties, Inc.	13,366	317,175
EastGroup Properties, Inc.	20,974	2,782,621
EPR Properties	30,079	2,124,781
Equinix, Inc.	17,170	10,022,129
Equity Residential	70,281	5,687,139
Essential Properties Realty Trust, Inc.	12,678	314,541
Essex Property Trust, Inc.	13,305	4,002,942
Extra Space Storage, Inc.	26,075	2,754,042
Farmland Partners, Inc.	5,267	35,710
Federal Realty Investment Trust	14,141	1,820,371
First Industrial Realty Trust, Inc.	69,958	2,903,957
Four Corners Property Trust, Inc.	11,587	326,638
Franklin Street Properties Corp.	18,164	155,484
Front Yard Residential Corp.	8,638	106,593
Gecina SA	9,511	1,705,102
Getty Realty Corp.	5,584	183,546
Gladstone Commercial Corp.	5,439	118,897
Gladstone Land Corp.	3,700	47,989
Global Medical REIT, Inc.	5,490	72,633
Global Net Lease, Inc.	14,475	293,553
Goodman Group	342,360	3,217,220
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,812	347,930
Healthcare Realty Trust, Inc.	72,960	2,434,675
Healthpeak Properties, Inc.	99,651	3,434,970
Hersha Hospitality Trust	6,225	90,574
Highwoods Properties, Inc.	39,774	1,945,346
Host Hotels & Resorts, Inc.	144,393	2,678,490
ICADE	6,198	674,882
Independence Realty Trust, Inc.	15,272	215,030
Industrial Logistics Properties Trust	11,042	247,562
Innovative Industrial Properties, Inc.	1,825	138,463
Investors Real Estate Trust	1,974	143,115
Iron Mountain, Inc.	57,812	1,842,468
iStar, Inc.	10,153	147,320
Japan Prime Realty Investment Corp.	163	716,691
Japan Real Estate Investment Corp.	274	1,818,399

The accompanying notes are an integral part of the financial statements.	157

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Japan Retail Fund Investment Corp.	545	$1,172,789
JBG SMITH Properties	45,252	1,805,102
Jernigan Capital, Inc.	3,775	72,254
Kilroy Realty Corp.	37,392	3,137,189
Kimco Realty Corp.	85,010	1,760,557
Kite Realty Group Trust	14,166	276,662
Klepierre SA	41,113	1,564,100
Lamar Advertising Company, Class A	32,975	2,943,349
Land Securities Group PLC	146,358	1,921,169
Lexington Realty Trust	38,971	413,872
Liberty Property Trust	60,487	3,632,244
Life Storage, Inc.	17,885	1,936,588
Link REIT	438,106	4,641,282
LTC Properties, Inc.	6,708	300,317
Mack-Cali Realty Corp.	49,597	1,147,179
Mapletree Commercial Trust	419,300	745,621
Medical Properties Trust, Inc.	198,377	4,187,738
Mid-America Apartment Communities, Inc.	22,965	3,028,165
Mirvac Group	818,285	1,831,565
Monmouth Real Estate Investment Corp.	15,796	228,726
National Health Investors, Inc.	7,036	573,293
National Retail Properties, Inc.	65,803	3,528,357
National Storage Affiliates Trust	10,093	339,327
New Senior Investment Group, Inc.	14,658	112,134
NexPoint Residential Trust, Inc.	3,174	142,830
Nippon Building Fund, Inc.	279	2,045,140
Nippon Prologis REIT, Inc.	415	1,056,967
Nomura Real Estate Master Fund, Inc.	851	1,455,661
Office Properties Income Trust	8,250	265,155
Omega Healthcare Investors, Inc.	83,770	3,547,660
One Liberty Properties, Inc.	2,834	77,056
Orix JREIT, Inc.	545	1,181,311
Park Hotels & Resorts, Inc.	91,776	2,374,245
Pebblebrook Hotel Trust	72,305	1,938,497
Pennsylvania Real Estate Investment Trust	12,354	65,847
Physicians Realty Trust	31,482	596,269
Piedmont Office Realty Trust, Inc., Class A	21,234	472,244
PotlatchDeltic Corp.	37,093	1,605,014
Preferred Apartment Communities, Inc., Class A	7,746	103,177
Prologis, Inc.	127,193	11,337,984
PS Business Parks, Inc.	11,019	1,816,703
Public Storage	30,246	6,441,188
QTS Realty Trust, Inc., Class A	9,281	503,680
Rayonier, Inc.	49,576	1,624,110
Realty Income Corp.	65,619	4,831,527
Regency Centers Corp.	33,737	2,128,467
Retail Opportunity Investments Corp.	19,329	341,350
Retail Value, Inc.	2,635	96,968
Rexford Industrial Realty, Inc.	18,551	847,224
RLJ Lodging Trust	29,428	521,464
RPT Realty	13,166	198,017
Ryman Hospitality Properties, Inc.	7,784	674,561
Sabra Health Care REIT, Inc.	106,466	2,271,984
Safehold, Inc.	1,818	73,265
Saul Centers, Inc.	2,093	110,469
SBA Communications Corp.	22,671	5,463,484
Scentre Group	1,106,198	2,977,061
Segro PLC	227,302	2,706,589
Senior Housing Properties Trust	132,090	1,114,840
Seritage Growth Properties, Class A	5,769	231,222
Service Properties Trust	63,091	1,535,004
Simon Property Group, Inc.	61,782	9,203,047
SL Green Realty Corp.	16,412	1,507,935
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Spirit Realty Capital, Inc.	38,235	$1,880,397
STAG Industrial, Inc.	21,740	686,332
Stockland	495,899	1,608,975
Summit Hotel Properties, Inc.	17,672	218,072
Sunstone Hotel Investors, Inc.	38,126	530,714
Suntec Real Estate Investment Trust	408,300	558,939
Tanger Factory Outlet Centers, Inc.	51,321	755,958
Taubman Centers, Inc.	23,471	729,713
Terreno Realty Corp.	10,905	590,397
The British Land Company PLC	183,373	1,552,745
The GEO Group, Inc.	66,950	1,112,040
The GPT Group	405,136	1,595,848
The Macerich Company	42,243	1,137,182
UDR, Inc.	59,002	2,755,393
UMH Properties, Inc.	6,250	98,313
Unibail-Rodamco-Westfield, Stapled Shares	28,766	4,538,328
United Urban Investment Corp.	616	1,156,883
Uniti Group, Inc.	32,092	263,475
Universal Health Realty Income Trust	2,171	254,789
Urban Edge Properties	63,796	1,223,607
Urstadt Biddle Properties, Inc., Class A	5,087	126,361
Ventas, Inc.	75,045	4,333,098
Vicinity Centres	666,988	1,166,602
Vornado Realty Trust	31,893	2,120,885
Washington Prime Group, Inc.	32,141	116,993
Washington Real Estate Investment Trust	13,672	398,949
Weingarten Realty Investors	46,371	1,448,630
Welltower, Inc.	81,693	6,680,854
Weyerhaeuser Company	150,023	4,530,695
Whitestone REIT	6,799	92,602
Xenia Hotels & Resorts, Inc.	19,374	418,672
		304,734,219
Real estate management and development – 0.7%
Aeon Mall Company, Ltd.	21,231	376,585
Aroundtown SA	190,795	1,713,678
Azrieli Group, Ltd.	9,706	710,987
CapitaLand, Ltd.	534,584	1,491,765
CBRE Group, Inc., Class A (A)	67,397	4,130,762
City Developments, Ltd.	94,613	770,039
CK Asset Holdings, Ltd.	537,562	3,879,168
Consolidated-Tomoka Land Company	898	54,167
Cushman & Wakefield PLC (A)	17,544	358,599
Daito Trust Construction Company, Ltd.	14,911	1,842,645
Daiwa House Industry Company, Ltd.	117,766	3,645,663
Deutsche Wohnen SE	74,840	3,044,252
eXp World Holdings, Inc. (A)	2,988	33,854
Forestar Group, Inc. (A)	1,944	40,532
FRP Holdings, Inc. (A)	1,273	63,408
Hang Lung Properties, Ltd.	420,313	922,900
Henderson Land Development Company, Ltd.	301,709	1,480,502
Hongkong Land Holdings, Ltd.	242,434	1,394,493
Hulic Company, Ltd.	63,069	759,363
Jones Lang LaSalle, Inc. (B)	19,758	3,439,670
Kennedy-Wilson Holdings, Inc.	20,999	468,278
Kerry Properties, Ltd.	136,064	432,150
Lendlease Group	117,331	1,450,624
Marcus & Millichap, Inc. (A)	3,907	145,536
Mitsubishi Estate Company, Ltd.	245,924	4,705,722
Mitsui Fudosan Company, Ltd.	185,626	4,536,684
New World Development Company, Ltd.	1,275,569	1,748,477
Newmark Group, Inc., Class A	24,613	331,168
Nomura Real Estate Holdings, Inc.	25,963	622,730
Rafael Holdings, Inc., Class B (A)	1,862	33,218

The accompanying notes are an integral part of the financial statements.	158

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
RE/MAX Holdings, Inc., Class A	3,064	$117,933
Realogy Holdings Corp. (B)	19,532	189,070
Redfin Corp. (A)(B)	15,236	322,089
Sino Land Company, Ltd.	637,722	925,659
Sumitomo Realty & Development Company, Ltd.	69,283	2,417,247
Sun Hung Kai Properties, Ltd.	331,314	5,074,031
Swire Pacific, Ltd., Class A	103,518	961,650
Swire Properties, Ltd.	243,087	805,310
Swiss Prime Site AG (A)	15,811	1,829,241
Tejon Ranch Company (A)	3,825	61,124
The RMR Group, Inc., Class A	2,626	119,851
The St. Joe Company (A)(B)	5,970	118,385
Tokyu Fudosan Holdings Corp.	127,081	877,534
UOL Group, Ltd.	96,370	596,435
Vonovia SE	107,188	5,756,999
Wharf Real Estate Investment Company, Ltd.	252,061	1,537,966
Wheelock & Company, Ltd.	170,285	1,135,168
		67,473,311
		372,207,530
Utilities – 3.5%
Electric utilities – 1.9%
ALLETE, Inc.	28,596	2,321,137
Alliant Energy Corp.	48,391	2,647,956
American Electric Power Company, Inc.	99,450	9,399,020
AusNet Services	386,096	460,414
Chubu Electric Power Company, Inc.	133,929	1,893,200
CK Infrastructure Holdings, Ltd.	137,843	980,985
CLP Holdings, Ltd.	341,834	3,588,374
Duke Energy Corp.	146,780	13,387,804
Edison International	72,199	5,444,527
EDP - Energias de Portugal SA	531,781	2,307,607
El Paso Electric Company	6,862	465,861
Electricite de France SA	126,908	1,416,074
Endesa SA	66,144	1,766,357
Enel SpA	1,692,079	13,441,576
Entergy Corp.	40,086	4,802,303
Evergy, Inc.	45,885	2,986,655
Eversource Energy	65,184	5,545,203
Exelon Corp.	195,720	8,922,875
FirstEnergy Corp.	108,784	5,286,902
Fortum OYJ	92,293	2,278,107
Genie Energy, Ltd., B Shares	2,835	21,915
Hawaiian Electric Industries, Inc.	41,778	1,957,717
HK Electric Investments & HK Electric Investments, Ltd. (B)	555,500	547,508
Iberdrola SA	1,257,698	12,961,291
IDACORP, Inc.	19,321	2,063,483
Kyushu Electric Power Company, Inc.	78,818	683,823
Mercury NZ, Ltd.	141,947	482,857
MGE Energy, Inc.	5,993	472,368
NextEra Energy, Inc.	98,408	23,830,481
OGE Energy Corp. (B)	76,744	3,412,806
Orsted A/S (C)	39,357	4,071,590
Otter Tail Corp.	6,789	348,208
Pinnacle West Capital Corp.	22,632	2,035,296
PNM Resources, Inc.	44,042	2,233,370
Portland General Electric Company	15,114	843,210
Power Assets Holdings, Ltd.	288,736	2,112,282
PPL Corp.	145,572	5,223,123
Red Electrica Corp. SA	90,104	1,815,574
Spark Energy, Inc., Class A	2,279	21,035
SSE PLC	212,445	4,051,802
Terna Rete Elettrica Nazionale SpA	292,662	1,957,297
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
The Chugoku Electric Power Company, Inc. (B)	57,836	$760,260
The Kansai Electric Power Company, Inc.	146,324	1,695,134
The Southern Company	211,147	13,450,064
Tohoku Electric Power Company, Inc.	88,765	879,979
Tokyo Electric Power Company Holdings, Inc. (A)	317,128	1,357,483
Verbund AG	14,192	712,434
Xcel Energy, Inc.	105,578	6,703,147
		186,048,474
Gas utilities – 0.4%
APA Group	245,687	1,912,536
Atmos Energy Corp.	24,028	2,687,772
Chesapeake Utilities Corp.	2,704	259,124
Enagas SA	47,180	1,205,081
Hong Kong & China Gas Company, Ltd.	2,113,470	4,129,442
National Fuel Gas Company	33,096	1,540,288
Naturgy Energy Group SA	61,463	1,547,700
New Jersey Resources Corp.	51,734	2,305,784
Northwest Natural Holding Company	5,182	382,069
ONE Gas, Inc.	29,066	2,719,706
Osaka Gas Company, Ltd.	77,975	1,491,130
RGC Resources, Inc.	1,515	43,299
Snam SpA	423,636	2,227,393
South Jersey Industries, Inc.	15,839	522,370
Southwest Gas Holdings, Inc.	30,164	2,291,559
Spire, Inc.	27,967	2,329,931
Toho Gas Company, Ltd.	15,484	632,246
Tokyo Gas Company, Ltd.	78,196	1,900,077
UGI Corp.	80,131	3,618,716
		33,746,223
Independent power and renewable electricity producers – 0.1%
AES Corp.	133,665	2,659,934
Atlantic Power Corp. (A)	20,331	47,371
Clearway Energy, Inc., Class A	6,695	128,008
Clearway Energy, Inc., Class C	11,921	237,824
Electric Power Development Company, Ltd.	30,448	739,051
Meridian Energy, Ltd.	267,036	899,512
NRG Energy, Inc.	50,655	2,013,536
Ormat Technologies, Inc.	6,729	501,445
Pattern Energy Group, Inc., Class A	15,138	405,017
Sunnova Energy International, Inc. (A)	2,662	29,708
TerraForm Power, Inc., Class A	12,404	190,898
Uniper SE	41,857	1,383,441
		9,235,745
Multi-utilities – 1.0%
AGL Energy, Ltd.	136,433	1,963,760
Ameren Corp.	49,534	3,804,211
Avista Corp.	11,183	537,790
Black Hills Corp.	33,913	2,663,527
CenterPoint Energy, Inc.	101,119	2,757,515
Centrica PLC	1,209,398	1,429,741
CMS Energy Corp.	57,147	3,591,117
Consolidated Edison, Inc.	66,930	6,055,157
Dominion Energy, Inc.	165,718	13,724,765
DTE Energy Company	38,677	5,022,982
E.ON SE	467,098	4,991,817
Engie SA	379,910	6,153,904
MDU Resources Group, Inc.	76,824	2,282,441
National Grid PLC	724,230	9,050,821
NiSource, Inc.	75,207	2,093,763
NorthWestern Corp.	27,889	1,998,805

The accompanying notes are an integral part of the financial statements.	159

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Multi-utilities (continued)
Public Service Enterprise Group, Inc.	101,821	$6,012,530
RWE AG	121,489	3,722,661
Sempra Energy	56,756	8,597,399
Suez	71,064	1,076,851
Unitil Corp.	2,495	154,241
Veolia Environnement SA	111,780	2,974,281
WEC Energy Group, Inc.	63,508	5,857,343
		96,517,422
Water utilities – 0.1%
American States Water Company	6,187	536,042
American Water Works Company, Inc. (B)	36,397	4,471,371
Aqua America, Inc. (B)	82,750	3,884,285
AquaVenture Holdings, Ltd. (A)	2,544	68,993
Artesian Resources Corp., Class A	1,534	57,080
Cadiz, Inc. (A)(B)	2,648	29,181
California Water Service Group	8,191	422,328
Consolidated Water Company, Ltd.	2,675	43,603
Middlesex Water Company	2,748	174,690
Pure Cycle Corp. (A)	3,362	42,328
Severn Trent PLC	49,493	1,650,131
SJW Group	4,460	316,928
The York Water Company	2,279	105,085
United Utilities Group PLC	141,884	1,775,521
		13,577,566
		339,125,430
TOTAL COMMON STOCKS (Cost $5,444,929,838)		$9,515,251,546
PREFERRED SECURITIES – 0.2%
Communication services – 0.0%
Diversified telecommunication services – 0.0%
GCI Liberty, Inc., 7.000%	1,037	27,460
Consumer discretionary – 0.1%
Automobiles – 0.1%
Bayerische Motoren Werke AG	11,670	718,428
Porsche Automobil Holding SE	31,841	2,362,545
Volkswagen AG	38,524	7,583,000
		10,663,973
Consumer staples – 0.1%
Household products – 0.1%
Henkel AG & Company KGaA	37,032	3,825,423
Health care – 0.0%
Health care equipment and supplies – 0.0%
Sartorius AG	7,403	1,582,479
Materials – 0.0%
Chemicals – 0.0%
FUCHS PETROLUB SE	14,467	718,770
TOTAL PREFERRED SECURITIES (Cost $13,027,347)		$16,818,105
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
RIGHTS – 0.0%
Pan American Silver Corp. (Expiration Date: 2-22-29) (A)(D)(E)	54,671	$14,094
TOTAL RIGHTS (Cost $16,278)		$14,094
SHORT-TERM INVESTMENTS – 4.5%
U.S. Government Agency – 1.9%
Federal Home Loan Bank Discount Note
1.560%, 02/04/2020 *	$5,000,000	4,993,033
1.570%, 03/26/2020 *	30,000,000	29,890,800
1.585%, 02/24/2020 *	80,000,000	79,820,978
1.590%, 02/10/2020 *	33,000,000	32,945,660
1.590%, 03/02/2020 *	35,000,000	34,909,000
		182,559,471
Short-term funds – 2.3%
John Hancock Collateral Trust, 1.7338% (F)(G)	22,886,333	228,993,780
Repurchase agreement – 0.3%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $26,214,801 on 1-2-20, collateralized by $26,510,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $26,747,211)	$26,214,000	26,214,000
TOTAL SHORT-TERM INVESTMENTS (Cost $437,761,534)		$437,767,251
Total Investments (Strategic Equity Allocation Trust) (Cost $5,895,734,997) – 102.0%		$9,969,850,996
Other assets and liabilities, net – (2.0%)		(196,090,104)
TOTAL NET ASSETS – 100.0%		$9,773,760,892
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 12-31-19.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
MSCI EAFE Index Futures	831	Long	Mar 2020	$83,744,168	$84,616,798	$872,630
Russell 2000 E-Mini Index Futures	118	Long	Mar 2020	9,735,554	9,856,540	120,986
S&P 500 Index E-Mini Futures	878	Long	Mar 2020	141,172,815	141,786,025	613,210
S&P Mid 400 Index E-Mini Futures	41	Long	Mar 2020	8,366,765	8,465,680	98,915
						$1,705,741
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
The accompanying notes are an integral part of the financial statements.	160

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

See Notes to financial statements regarding investment transactions and other derivatives information.
Total Stock Market Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.2%
Communication services – 9.8%
Diversified telecommunication services – 1.6%
AT&T, Inc.	156,774	$6,126,728
ATN International, Inc.	316	17,503
Bandwidth, Inc., Class A (A)	540	34,587
CenturyLink, Inc.	24,284	320,792
Cincinnati Bell, Inc. (A)	1,374	14,386
Cogent Communications Holdings, Inc.	1,011	66,534
Consolidated Communications Holdings, Inc.	1,962	7,613
GCI Liberty, Inc., Class A (A)	2,343	166,002
Globalstar, Inc. (A)	33,131	17,185
IDT Corp., Class B (A)	667	4,809
Iridium Communications, Inc. (A)	2,951	72,713
Ooma, Inc. (A)	619	8,189
ORBCOMM, Inc. (A)	2,046	8,614
Verizon Communications, Inc.	88,345	5,424,383
Vonage Holdings Corp. (A)	5,422	40,177
Zayo Group Holdings, Inc. (A)	5,098	176,646
		12,506,861
Entertainment – 1.6%
Activision Blizzard, Inc.	16,591	985,837
AMC Entertainment Holdings, Inc., Class A (B)	2,363	17,108
Cinemark Holdings, Inc. (B)	2,545	86,148
Electronic Arts, Inc. (A)	6,329	680,431
Gaia, Inc. (A)	625	4,994
Glu Mobile, Inc. (A)	3,420	20,691
Liberty Media Corp.-Liberty Braves, Class A (A)	1,271	37,685
Liberty Media Corp.-Liberty Formula One, Series A (A)	5,184	226,956
Lions Gate Entertainment Corp., Class B (A)	4,934	48,995
Live Nation Entertainment, Inc. (A)	4,601	328,833
Netflix, Inc. (A)	9,427	3,050,294
Reading International, Inc., Class A (A)	719	8,046
Roku, Inc. (A)(B)	2,513	336,491
Rosetta Stone, Inc. (A)	455	8,254
Sciplay Corp., Class A (A)	2,899	35,629
Take-Two Interactive Software, Inc. (A)	2,461	301,300
The Madison Square Garden Company, Class A (A)	527	155,038
The Marcus Corp.	718	22,811
The Walt Disney Company	38,654	5,590,528
World Wrestling Entertainment, Inc., Class A	1,758	114,041
Zynga, Inc., Class A (A)	21,107	129,175
		12,189,285
Interactive media and services – 4.7%
Actua Corp. (A)(C)	909	300
Alphabet, Inc., Class C (A)	14,901	19,922,935
ANGI Homeservices, Inc., Class A (A)(B)	11,378	96,372
Care.com, Inc. (A)	813	12,219
CarGurus, Inc. (A)	2,511	88,337
Cars.com, Inc. (A)	1,499	18,318
Eventbrite, Inc., Class A (A)	1,888	38,081
EverQuote, Inc., Class A (A)	605	20,782
Facebook, Inc., Class A (A)	61,323	12,586,546
InterActiveCorp (A)	1,803	449,145
Liberty TripAdvisor Holdings, Inc., Class A (A)	1,370	10,070
Match Group, Inc. (A)(B)	6,060	497,587
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Interactive media and services (continued)
Pinterest, Inc., Class A (A)(B)	12,000	$223,680
QuinStreet, Inc. (A)	1,244	19,046
Snap, Inc., Class A (A)(B)	24,317	397,097
The Meet Group, Inc. (A)	1,996	10,000
TripAdvisor, Inc.	2,813	85,459
TrueCar, Inc. (A)	2,650	12,588
Twitter, Inc. (A)	16,736	536,389
Yelp, Inc. (A)	1,585	55,206
Zillow Group, Inc., Class C (A)(B)	4,606	211,600
		35,291,757
Media – 1.6%
Altice USA, Inc., Class A (A)	14,085	385,084
AMC Networks, Inc., Class A (A)	1,146	45,267
Boston Omaha Corp., Class A (A)	528	11,109
Cable One, Inc.	114	169,686
Cardlytics, Inc. (A)	535	33,630
Charter Communications, Inc., Class A (A)	4,770	2,313,832
Clear Channel Outdoor Holdings, Inc. (A)	7,644	21,862
Comcast Corp., Class A	97,374	4,378,909
comScore, Inc. (A)	1,582	7,815
Discovery, Inc., Series A (A)(B)	11,882	389,017
DISH Network Corp., Class A (A)	10,723	380,345
Emerald Expositions Events, Inc.	1,734	18,294
Entercom Communications Corp., Class A	3,337	15,484
Entravision Communications Corp., Class A	2,537	6,647
Fox Corp., Class A	13,434	497,998
Gannett Company, Inc.	2,798	17,851
Gray Television, Inc. (A)	2,291	49,119
Hemisphere Media Group, Inc. (A)	614	9,118
John Wiley & Sons, Inc., Class A	1,257	60,990
Liberty Broadband Corp., Series A (A)	4,039	503,098
Liberty Media Corp.-Liberty SiriusXM, Series A (A)	6,992	337,993
Loral Space & Communications, Inc. (A)	530	17,130
Media General, Inc. (A)(C)	3,256	313
Meredith Corp.	1,029	33,412
MSG Networks, Inc., Class A (A)	1,657	28,832
National CineMedia, Inc.	1,815	13,231
News Corp., Class A	13,018	184,075
Nexstar Media Group, Inc., Class A	965	113,146
Omnicom Group, Inc.	4,514	365,724
Saga Communications, Inc., Class A	170	5,168
Scholastic Corp.	809	31,106
Sinclair Broadcast Group, Inc., Class A	2,057	68,580
Sirius XM Holdings, Inc. (B)	95,672	684,055
TechTarget, Inc. (A)	674	17,591
TEGNA, Inc.	4,511	75,289
The EW Scripps Company, Class A	1,766	27,744
The Interpublic Group of Companies, Inc.	8,294	191,591
The New York Times Company, Class A	3,718	119,608
Townsquare Media, Inc., Class A	680	6,780
Tremor International, Ltd. (A)	81	171
ViacomCBS, Inc., Class B	13,067	548,422
WideOpenWest, Inc. (A)	1,455	10,796
		12,195,912
Wireless telecommunication services – 0.3%
Boingo Wireless, Inc. (A)	1,089	11,925
Gogo, Inc. (A)	2,269	14,522
Shenandoah Telecommunications Company	1,134	47,186
Spok Holdings, Inc.	544	6,653
Sprint Corp. (A)(B)	89,457	466,071

The accompanying notes are an integral part of the financial statements.	161

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Wireless telecommunication services (continued)
Telephone & Data Systems, Inc.	2,560	$65,101
T-Mobile US, Inc. (A)	18,204	1,427,558
United States Cellular Corp. (A)	1,937	70,178
		2,109,194
		74,293,009
Consumer discretionary – 10.0%
Auto components – 0.2%
ADOMANI, Inc. (A)	1,883	329
American Axle & Manufacturing Holdings, Inc. (A)	2,564	27,589
Autoliv, Inc. (B)	1,936	163,418
BorgWarner, Inc.	4,555	197,596
Cooper Tire & Rubber Company	1,132	32,545
Dana, Inc.	3,206	58,349
Dorman Products, Inc. (A)	735	55,654
Fox Factory Holding Corp. (A)	861	59,900
Gentex Corp.	5,363	155,420
Gentherm, Inc. (A)	764	33,914
LCI Industries	566	60,636
Lear Corp.	1,310	179,732
Modine Manufacturing Company (A)	1,262	9,717
Motorcar Parts of America, Inc. (A)	518	11,412
Standard Motor Products, Inc.	472	25,120
Stoneridge, Inc. (A)	656	19,234
Tenneco, Inc., Class A	1,310	17,161
The Goodyear Tire & Rubber Company	5,172	80,450
Veoneer, Inc. (A)	2,566	40,081
Visteon Corp. (A)	630	54,552
		1,282,809
Automobiles – 0.5%
Ford Motor Company	86,331	802,878
General Motors Company	30,486	1,115,788
Harley-Davidson, Inc.	3,464	128,826
Tesla, Inc. (A)(B)	3,883	1,624,375
Thor Industries, Inc. (B)	1,233	91,600
Winnebago Industries, Inc.	650	34,437
		3,797,904
Distributors – 0.1%
Core-Mark Holding Company, Inc.	1,048	28,495
Funko, Inc., Class A (A)	1,163	19,957
Genuine Parts Company	3,090	328,251
Greenlane Holdings, Inc., Class A (A)	2,197	7,151
LKQ Corp. (A)	6,756	241,189
Pool Corp.	883	187,532
Weyco Group, Inc.	293	7,750
		820,325
Diversified consumer services – 0.2%
Adtalem Global Education, Inc. (A)	1,222	42,733
American Public Education, Inc. (A)	409	11,203
Bright Horizons Family Solutions, Inc. (A)	1,178	177,042
Career Education Corp. (A)	1,522	27,990
Carriage Services, Inc.	454	11,622
Chegg, Inc. (A)	2,682	101,675
Collectors Universe, Inc.	294	6,777
frontdoor, Inc. (A)	1,797	85,214
Graham Holdings Company, Class B	109	69,650
Grand Canyon Education, Inc. (A)	1,041	99,717
H&R Block, Inc.	4,444	104,345
Houghton Mifflin Harcourt Company (A)	3,158	19,738
ITT Educational Services, Inc. (A)	608	0
K12, Inc. (A)	857	17,440
Laureate Education, Inc., Class A (A)	4,987	87,821
Regis Corp. (A)	872	15,583
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
Select Interior Concepts, Inc., Class A (A)	677	$6,086
Service Corp. International	3,963	182,417
ServiceMaster Global Holdings, Inc. (A)	3,026	116,985
Strategic Education, Inc.	492	78,179
WW International, Inc. (A)	1,507	57,582
		1,319,799
Hotels, restaurants and leisure – 2.1%
Ambassadors Group, Inc. (A)(C)	714	29
Aramark	5,367	232,928
BBX Capital Corp.	2,172	10,360
Biglari Holdings, Inc., Class B (A)	58	6,636
BJ's Restaurants, Inc.	458	17,386
Bloomin' Brands, Inc.	1,943	42,882
Bluegreen Vacations Corp.	1,725	17,837
Boyd Gaming Corp.	2,497	74,760
Brinker International, Inc.	811	34,062
Caesars Entertainment Corp. (A)	14,888	202,477
Carnival Corp.	11,230	570,821
Carrols Restaurant Group, Inc. (A)	1,021	7,198
Cedar Fair LP	1,196	66,306
Century Casinos, Inc. (A)	941	7,453
Chipotle Mexican Grill, Inc. (A)	598	500,592
Choice Hotels International, Inc. (B)	1,197	123,806
Churchill Downs, Inc.	859	117,855
Chuy's Holdings, Inc. (A)	433	11,223
Cracker Barrel Old Country Store, Inc.	499	76,716
Darden Restaurants, Inc.	2,589	282,227
Dave & Buster's Entertainment, Inc.	693	27,838
Denny's Corp. (A)	1,378	27,395
Dine Brands Global, Inc.	387	32,322
Domino's Pizza, Inc.	888	260,877
Drive Shack, Inc. (A)	1,991	7,287
Dunkin' Brands Group, Inc.	1,767	133,479
El Pollo Loco Holdings, Inc. (A)	962	14,565
Everi Holdings, Inc. (A)	1,749	23,489
Extended Stay America, Inc.	4,196	62,353
Fiesta Restaurant Group, Inc. (A)	753	7,447
Golden Entertainment, Inc. (A)	617	11,859
Hilton Grand Vacations, Inc. (A)	1,913	65,788
Hilton Worldwide Holdings, Inc.	6,132	680,100
Hyatt Hotels Corp., Class A	2,292	205,615
Inspired Entertainment, Inc. (A)	637	4,300
Jack in the Box, Inc.	576	44,945
Las Vegas Sands Corp.	16,553	1,142,819
Marriott International, Inc., Class A	7,058	1,068,793
Marriott Vacations Worldwide Corp.	967	124,511
McDonald's Corp.	16,308	3,222,624
MGM Resorts International	11,590	385,599
Monarch Casino & Resort, Inc. (A)	430	20,877
Nathan's Famous, Inc.	120	8,506
Noodles & Company (A)	1,265	7,008
Norwegian Cruise Line Holdings, Ltd. (A)	4,589	268,043
Papa John's International, Inc.	696	43,952
Penn National Gaming, Inc. (A)	2,539	64,897
Planet Fitness, Inc., Class A (A)	2,063	154,065
PlayAGS, Inc. (A)	812	9,850
RCI Hospitality Holdings, Inc.	282	5,781
Red Robin Gourmet Burgers, Inc. (A)	326	10,765
Red Rock Resorts, Inc., Class A	2,595	62,150
Restaurant Brands International LP	82	5,218
Royal Caribbean Cruises, Ltd.	4,458	595,188
Ruth's Hospitality Group, Inc.	733	15,954
Scientific Games Corp. (A)	2,131	57,068
SeaWorld Entertainment, Inc. (A)(B)	1,769	56,095
Shake Shack, Inc., Class A (A)	841	50,098

The accompanying notes are an integral part of the financial statements.	162

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Six Flags Entertainment Corp.	1,875	$84,581
Starbucks Corp.	25,700	2,259,544
Target Hospitality Corp. (A)	2,427	12,135
Texas Roadhouse, Inc.	1,546	87,071
The Cheesecake Factory, Inc.	995	38,666
The Habit Restaurants, Inc., Class A (A)	714	7,447
The Wendy's Company	5,049	112,138
Twin River Worldwide Holdings, Inc.	882	22,623
Vail Resorts, Inc.	890	213,449
Wingstop, Inc.	666	57,429
Wyndham Destinations, Inc.	1,900	98,211
Wyndham Hotels & Resorts, Inc.	2,129	133,722
Wynn Resorts, Ltd.	2,366	328,566
Yum! Brands, Inc.	6,521	656,860
		15,505,516
Household durables – 0.4%
Bassett Furniture Industries, Inc.	298	4,971
Beazer Homes USA, Inc. (A)	766	10,824
Cavco Industries, Inc. (A)	196	38,294
Century Communities, Inc. (A)	698	19,090
D.R. Horton, Inc.	7,744	408,496
Ethan Allen Interiors, Inc.	656	12,503
Flexsteel Industries, Inc.	230	4,582
GoPro, Inc., Class A (A)	3,671	15,932
Green Brick Partners, Inc. (A)	1,264	14,511
Hamilton Beach Brands Holding Company, Class A	354	6,761
Hamilton Beach Brands Holding Company, Class B	241	4,603
Helen of Troy, Ltd. (A)	524	94,210
Hooker Furniture Corp.	321	8,246
Hovnanian Enterprises, Inc., Class A (A)	167	3,485
Installed Building Products, Inc. (A)	689	47,451
iRobot Corp. (A)	635	32,150
KB Home	1,958	67,101
La-Z-Boy, Inc.	1,057	33,274
Legacy Housing Corp. (A)	596	9,917
Leggett & Platt, Inc.	2,799	142,273
Lennar Corp., A Shares	6,762	377,252
Lennar Corp., B Shares	159	7,107
M/I Homes, Inc. (A)	627	24,672
MDC Holdings, Inc.	1,378	52,584
Meritage Homes Corp. (A)	803	49,071
Mohawk Industries, Inc. (A)	1,548	211,116
Newell Brands, Inc.	9,471	182,033
NVR, Inc. (A)	70	266,589
PulteGroup, Inc.	5,599	217,241
Skyline Champion Corp. (A)	1,303	41,305
Sonos, Inc. (A)	2,436	38,050
Taylor Morrison Home Corp. (A)	2,344	51,240
Tempur Sealy International, Inc. (A)	1,195	104,037
The Lovesac Company (A)	354	5,682
Toll Brothers, Inc.	3,016	119,162
TopBuild Corp. (A)	712	73,393
TRI Pointe Group, Inc. (A)	3,121	48,625
Tupperware Brands Corp.	1,115	9,567
Universal Electronics, Inc. (A)	342	17,873
VOXX International Corp. (A)	1,072	4,695
Whirlpool Corp.	1,309	193,117
William Lyon Homes, Class A (A)	866	17,303
ZAGG, Inc. (A)	759	6,155
		3,096,543
Internet and direct marketing retail – 3.1%
1-800-Flowers.com, Inc., Class A (A)	1,416	20,532
Amazon.com, Inc. (A)	10,637	19,655,474
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet and direct marketing retail (continued)
Booking Holdings, Inc. (A)	910	$1,868,894
Chewy, Inc., Class A (A)(B)	8,889	257,781
Duluth Holdings, Inc., Class B (A)	732	7,708
eBay, Inc.	17,921	647,127
Etsy, Inc. (A)	2,679	118,680
Expedia Group, Inc.	3,589	388,114
Groupon, Inc. (A)	12,905	30,843
GrubHub, Inc. (A)	2,036	99,031
Lands' End, Inc. (A)	824	13,843
Liquidity Services, Inc. (A)	1,059	6,312
Overstock.com, Inc. (A)	682	4,808
PetMed Express, Inc.	517	12,160
Quotient Technology, Inc. (A)	1,851	18,251
Qurate Retail, Inc., Series A (A)	9,274	78,180
Revolve Group, Inc. (A)(B)	1,584	29,082
Shutterstock, Inc. (A)	760	32,589
Stamps.com, Inc. (A)	386	32,239
Stitch Fix, Inc., Class A (A)(B)	2,203	56,529
The RealReal, Inc. (A)	1,930	36,381
The Rubicon Project, Inc. (A)	1,160	9,466
Wayfair, Inc., Class A (A)(B)	2,059	186,072
		23,610,096
Leisure products – 0.1%
Acushnet Holdings Corp.	1,684	54,730
American Outdoor Brands Corp. (A)	1,375	12,760
Brunswick Corp.	1,897	113,782
Callaway Golf Company	2,115	44,838
Clarus Corp.	524	7,105
Escalade, Inc.	502	4,935
Hasbro, Inc.	2,777	293,279
Johnson Outdoors, Inc., Class A	246	18,868
Malibu Boats, Inc., Class A (A)	488	19,984
Marine Products Corp.	852	12,269
MasterCraft Boat Holdings, Inc. (A)	488	7,686
Mattel, Inc. (A)(B)	7,739	104,863
Polaris, Inc.	1,353	137,600
Sturm Ruger & Company, Inc.	342	16,084
Vista Outdoor, Inc. (A)	1,403	10,494
YETI Holdings, Inc. (A)(B)	1,910	66,430
		925,707
Multiline retail – 0.4%
Big Lots, Inc.	877	25,187
Dillard's, Inc., Class A (B)	573	42,104
Dollar General Corp.	5,489	856,174
Dollar Tree, Inc. (A)	5,091	478,809
Fred's, Inc., Class A (A)	1,436	18
J.C. Penney Company, Inc. (A)	8,635	9,671
Kohl's Corp.	3,509	178,784
Macy's, Inc.	6,854	116,518
Nordstrom, Inc.	3,453	141,331
Ollie's Bargain Outlet Holdings, Inc. (A)(B)	1,419	92,675
Target Corp.	10,946	1,403,387
		3,344,658
Specialty retail – 2.1%
Aaron's, Inc.	1,447	82,638
Abercrombie & Fitch Company, Class A	1,439	24,880
Advance Auto Parts, Inc.	1,540	246,646
American Eagle Outfitters, Inc. (B)	3,854	56,654
America's Car-Mart, Inc. (A)	119	13,050
Asbury Automotive Group, Inc. (A)	432	48,293
At Home Group, Inc. (A)	1,458	8,019
AutoNation, Inc. (A)	1,903	92,543
AutoZone, Inc. (A)	521	620,673

The accompanying notes are an integral part of the financial statements.	163

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Barnes & Noble Education, Inc. (A)	1,290	$5,508
Bed Bath & Beyond, Inc.	2,888	49,962
Best Buy Company, Inc.	5,711	501,426
Boot Barn Holdings, Inc. (A)	659	29,345
Burlington Stores, Inc. (A)	1,420	323,803
Caleres, Inc.	983	23,346
Camping World Holdings, Inc., Class A	2,111	31,116
CarMax, Inc. (A)	3,561	312,193
Carvana Company (A)	3,300	303,765
Chico's FAS, Inc.	3,033	11,556
Citi Trends, Inc.	367	8,485
Conn's, Inc. (A)	736	9,119
Designer Brands, Inc., Class A	1,667	26,239
Dick's Sporting Goods, Inc.	2,011	99,524
Express, Inc. (A)	1,888	9,195
Five Below, Inc. (A)	1,207	154,327
Floor & Decor Holdings, Inc., Class A (A)	2,223	112,951
Foot Locker, Inc.	2,408	93,888
GameStop Corp., Class A (B)	2,085	12,677
Genesco, Inc. (A)	352	16,868
GNC Holdings, Inc., Class A (A)(B)	1,935	5,225
Group 1 Automotive, Inc.	418	41,800
Guess?, Inc.	1,492	33,391
Haverty Furniture Companies, Inc.	507	10,221
Hibbett Sports, Inc. (A)	443	12,422
Hudson, Ltd., Class A (A)	2,125	32,598
L Brands, Inc.	6,127	111,021
Lithia Motors, Inc., Class A	512	75,264
Lowe's Companies, Inc.	16,571	1,984,543
Lumber Liquidators Holdings, Inc. (A)	764	7,464
MarineMax, Inc. (A)	639	10,665
Monro, Inc.	746	58,337
Murphy USA, Inc. (A)	707	82,719
National Vision Holdings, Inc. (A)	1,777	57,628
Office Depot, Inc.	12,647	34,653
O'Reilly Automotive, Inc. (A)	1,625	712,173
Party City Holdco, Inc. (A)	2,144	5,017
Penske Automotive Group, Inc.	1,723	86,529
Rent-A-Center, Inc.	1,196	34,493
RH (A)(B)	415	88,603
Ross Stores, Inc.	7,785	906,330
Sally Beauty Holdings, Inc. (A)	2,688	49,056
Shoe Carnival, Inc.	361	13,458
Signet Jewelers, Ltd.	1,204	26,175
Sleep Number Corp. (A)	668	32,892
Sonic Automotive, Inc., Class A	881	27,311
Sportsman's Warehouse Holdings, Inc. (A)	611	4,906
Tailored Brands, Inc. (B)	1,292	5,349
The Buckle, Inc.	978	26,445
The Cato Corp., Class A	634	11,032
The Children's Place, Inc.	337	21,069
The Gap, Inc.	8,220	145,330
The Home Depot, Inc.	23,505	5,133,022
The Michaels Companies, Inc. (A)	3,157	25,540
The TJX Companies, Inc.	25,921	1,582,736
Tiffany & Company	2,637	352,435
Tilly's, Inc., Class A	745	9,126
Tractor Supply Company	2,546	237,898
Ulta Beauty, Inc. (A)	1,275	322,754
Urban Outfitters, Inc. (A)	2,191	60,844
Williams-Sonoma, Inc.	1,677	123,159
Winmark Corp.	75	14,873
Zumiez, Inc. (A)	605	20,897
		15,966,092
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods – 0.8%
Carter's, Inc.	978	$106,935
Centric Brands, Inc. (A)	1,718	3,728
Columbia Sportswear Company (B)	1,400	140,266
Crocs, Inc. (A)	1,581	66,228
Culp, Inc.	350	4,767
Deckers Outdoor Corp. (A)	625	105,538
Fossil Group, Inc. (A)	1,179	9,291
G-III Apparel Group, Ltd. (A)	1,052	35,242
Hanesbrands, Inc.	7,954	118,117
Kontoor Brands, Inc. (B)	1,270	53,327
Levi Strauss & Company, Class A (B)	8,786	169,482
Movado Group, Inc.	545	11,848
NIKE, Inc., Class B	33,615	3,405,536
Oxford Industries, Inc.	352	26,548
PVH Corp.	1,658	174,339
Ralph Lauren Corp.	1,704	199,743
Rocky Brands, Inc.	233	6,857
Skechers U.S.A., Inc., Class A (A)	3,400	146,846
Steven Madden, Ltd.	1,852	79,655
Superior Group of Companies, Inc.	424	5,741
Tapestry, Inc.	6,356	171,421
Under Armour, Inc., Class A (A)(B)	10,067	217,447
Unifi, Inc. (A)	483	12,201
Vera Bradley, Inc. (A)	873	10,301
VF Corp.	8,518	848,904
Wolverine World Wide, Inc.	1,907	64,342
		6,194,650
		75,864,099
Consumer staples – 7.0%
Beverages – 1.7%
Brown-Forman Corp., Class B (B)	10,219	690,804
Celsius Holdings, Inc. (A)	1,510	7,293
Coca-Cola Consolidated, Inc.	213	60,503
Constellation Brands, Inc., Class A	4,132	784,047
Craft Brew Alliance, Inc. (A)	540	8,910
Crimson Wine Group, Ltd. (A)	725	5,365
Keurig Dr. Pepper, Inc. (B)	30,392	879,848
MGP Ingredients, Inc.	345	16,715
Molson Coors Brewing Company, Class B	4,788	258,073
Monster Beverage Corp. (A)	11,745	746,395
National Beverage Corp. (A)(B)	1,008	51,428
New Age Beverages Corp. (A)(B)	1,610	2,930
PepsiCo, Inc.	29,955	4,093,950
Primo Water Corp. (A)	834	9,362
The Boston Beer Company, Inc., Class A (A)	267	100,886
The Coca-Cola Company	91,891	5,086,167
		12,802,676
Food and staples retailing – 1.8%
BJ's Wholesale Club Holdings, Inc. (A)	3,055	69,471
Casey's General Stores, Inc.	729	115,904
Costco Wholesale Corp.	9,399	2,762,554
Grocery Outlet Holding Corp. (A)(B)	1,977	64,154
HF Foods Group, Inc. (A)	524	10,218
Ingles Markets, Inc., Class A	470	22,330
Natural Grocers by Vitamin Cottage, Inc.	683	6,741
Performance Food Group Company (A)	2,332	120,051
PriceSmart, Inc.	691	49,075
Rite Aid Corp. (A)(B)	1,260	19,492
SpartanNash Company	936	13,329
Sprouts Farmers Market, Inc. (A)	2,631	50,910
Sysco Corp.	10,984	939,571
The Andersons, Inc.	783	19,794
The Chefs' Warehouse, Inc. (A)	711	27,096

The accompanying notes are an integral part of the financial statements.	164

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
The Kroger Company	17,050	$494,280
United Natural Foods, Inc. (A)	1,210	10,600
US Foods Holding Corp. (A)	4,708	197,218
Village Super Market, Inc., Class A	407	9,442
Walgreens Boots Alliance, Inc.	19,409	1,144,355
Walmart, Inc.	61,227	7,276,217
Weis Markets, Inc.	558	22,593
		13,445,395
Food products – 1.3%
Alico, Inc.	235	8,420
Archer-Daniels-Midland Company	11,951	553,929
B&G Foods, Inc. (B)	1,485	26,626
Beyond Meat, Inc. (A)(B)	1,347	101,833
Bunge, Ltd.	3,135	180,419
Calavo Growers, Inc.	401	36,327
Cal-Maine Foods, Inc.	1,097	46,897
Campbell Soup Company	6,493	320,884
Conagra Brands, Inc.	10,686	365,889
Darling Ingredients, Inc. (A)	3,670	103,054
Dean Foods Company (A)	2,501	150
Farmer Brothers Company (A)	473	7,123
Flowers Foods, Inc.	4,693	102,026
Fresh Del Monte Produce, Inc.	1,110	38,828
Freshpet, Inc. (A)	777	45,913
General Mills, Inc.	12,959	694,084
Hormel Foods Corp.	11,357	512,314
Hostess Brands, Inc. (A)	2,953	42,937
Ingredion, Inc.	1,457	135,428
J&J Snack Foods Corp.	404	74,445
John B. Sanfilippo & Son, Inc.	271	24,737
Kellogg Company	7,316	505,975
Lamb Weston Holdings, Inc.	3,138	269,962
Lancaster Colony Corp.	610	97,661
Landec Corp. (A)	778	8,799
Limoneira Company	402	7,730
McCormick & Company, Inc.	2,840	482,033
Mondelez International, Inc., Class A	30,937	1,704,010
Pilgrim's Pride Corp. (A)	5,342	174,764
Post Holdings, Inc. (A)	1,626	177,397
Sanderson Farms, Inc.	495	87,229
Seaboard Corp.	25	106,264
Seneca Foods Corp., Class A (A)	277	11,299
The Hain Celestial Group, Inc. (A)	2,288	59,385
The Hershey Company	4,474	657,589
The J.M. Smucker Company	2,459	256,056
The Kraft Heinz Company	26,694	857,678
The Simply Good Foods Company (A)	1,921	54,825
Tootsie Roll Industries, Inc.	1,497	51,108
TreeHouse Foods, Inc. (A)	1,257	60,965
Tyson Foods, Inc., Class A	7,823	712,206
		9,765,198
Household products – 1.3%
Central Garden & Pet Company, Class A (A)	1,318	38,696
Church & Dwight Company, Inc.	5,105	359,086
Colgate-Palmolive Company	18,232	1,255,091
Energizer Holdings, Inc. (B)	1,527	76,686
Kimberly-Clark Corp.	7,289	1,002,602
Oil-Dri Corp. of America	207	7,504
Spectrum Brands Holdings, Inc.	1,092	70,205
The Clorox Company (B)	2,592	397,976
The Procter & Gamble Company	53,450	6,675,905
WD-40 Company	245	47,564
		9,931,315
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Personal products – 0.3%
Avon Products, Inc.	10,148	$57,235
Coty, Inc., Class A	16,780	188,775
Edgewell Personal Care Company (A)	1,232	38,143
elf Beauty, Inc. (A)	1,173	18,920
Herbalife Nutrition, Ltd. (A)	3,372	160,743
Inter Parfums, Inc.	645	46,898
Lifevantage Corp. (A)	446	6,962
Medifast, Inc.	252	27,614
Nature's Sunshine Products, Inc. (A)	675	6,028
Nu Skin Enterprises, Inc., Class A	1,238	50,733
Revlon, Inc., Class A (A)(B)	1,234	26,432
The Estee Lauder Companies, Inc., Class A	7,714	1,593,250
USANA Health Sciences, Inc. (A)	507	39,825
		2,261,558
Tobacco – 0.6%
22nd Century Group, Inc. (A)	3,359	3,695
Altria Group, Inc.	40,159	2,004,336
Philip Morris International, Inc.	33,445	2,845,835
Turning Point Brands, Inc.	487	13,928
Universal Corp.	544	31,041
Vector Group, Ltd.	3,423	45,834
		4,944,669
		53,150,811
Energy – 4.5%
Energy equipment and services – 0.4%
Apergy Corp. (A)	1,694	57,223
Archrock, Inc.	3,041	30,532
Aspen Aerogels, Inc. (A)	908	7,046
Cactus, Inc., Class A	1,704	58,481
Diamond Offshore Drilling, Inc. (A)(B)	3,260	23,439
DMC Global, Inc.	314	14,111
Dril-Quip, Inc. (A)	825	38,701
Era Group, Inc. (A)	633	6,438
Exterran Corp. (A)	921	7,211
Geospace Technologies Corp. (A)	444	7,446
Halliburton Company	19,470	476,431
Helix Energy Solutions Group, Inc. (A)	3,143	30,267
Helmerich & Payne, Inc.	2,449	111,258
Liberty Oilfield Services, Inc., Class A	2,607	28,990
Matrix Service Company (A)	663	15,169
Nabors Industries, Ltd.	10,193	29,356
National Energy Services Reunited Corp. (A)	2,001	18,249
National Oilwell Varco, Inc.	8,617	215,856
Newpark Resources, Inc. (A)	2,201	13,800
NexTier Oilfield Solutions, Inc. (A)	4,924	32,991
Nine Energy Service, Inc. (A)	818	6,397
Oceaneering International, Inc. (A)	2,245	33,473
Oil States International, Inc. (A)	1,372	22,377
Parker Drilling Company (A)	428	9,630
Patterson-UTI Energy, Inc.	4,737	49,739
Pioneer Energy Services Corp. (A)	1,245	40
ProPetro Holding Corp. (A)	2,263	25,459
RPC, Inc.	4,420	23,161
Schlumberger, Ltd.	30,733	1,235,467
SEACOR Holdings, Inc. (A)	468	20,194
SEACOR Marine Holdings, Inc. (A)	576	7,943
Select Energy Services, Inc., Class A (A)	2,581	23,952
Solaris Oilfield Infrastructure, Inc., Class A	1,173	16,422
Superior Energy Services, Inc. (A)	421	2,110
TETRA Technologies, Inc. (A)	3,291	6,450
Tidewater, Inc. (A)	820	15,810

The accompanying notes are an integral part of the financial statements.	165

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
USA Compression Partners LP	2,120	$38,457
		2,760,076
Oil, gas and consumable fuels – 4.1%
Adams Resources & Energy, Inc.	171	6,510
Alliance Resource Partners LP	2,830	30,621
Alta Mesa Resources, Inc., Class A (A)	7,237	113
Amplify Energy Corp.	691	4,568
Antero Midstream Corp. (B)	11,482	87,148
Antero Resources Corp. (A)	6,355	18,112
Apache Corp.	8,437	215,903
Approach Resources, Inc. (A)	912	6
Arch Coal, Inc., Class A	354	25,396
Black Stone Minerals LP	5,060	64,363
Bonanza Creek Energy, Inc. (A)	507	11,833
BP Midstream Partners LP	1,402	21,885
Brigham Minerals, Inc., Class A	1,168	25,042
Cabot Oil & Gas Corp.	9,365	163,045
California Resources Corp. (A)(B)	1,175	10,610
Callon Petroleum Company (A)	8,647	41,764
Calumet Specialty Products Partners LP (A)	2,199	8,026
Centennial Resource Development, Inc., Class A (A)	6,468	29,882
Cheniere Energy, Inc. (A)	5,728	349,809
Chesapeake Energy Corp. (A)	38,113	31,466
Chevron Corp.	41,444	4,994,416
Cimarex Energy Company	2,283	119,835
Clean Energy Fuels Corp. (A)	4,677	10,944
CNX Midstream Partners LP	1,410	23,209
CNX Resources Corp. (A)	4,276	37,843
Comstock Resources, Inc. (A)	3,068	25,250
Concho Resources, Inc.	4,478	392,138
ConocoPhillips	24,597	1,599,543
CONSOL Energy, Inc. (A)	463	6,718
Continental Resources, Inc.	8,355	286,577
Crestwood Equity Partners LP	1,659	51,130
CrossAmerica Partners LP	693	12,509
DCP Midstream LP	3,258	79,788
Delek Logistics Partners LP	486	15,533
Delek US Holdings, Inc.	1,710	57,336
Denbury Resources, Inc. (A)	9,374	13,217
Devon Energy Corp.	9,053	235,106
Diamond S Shipping, Inc. (A)	946	15,836
Diamondback Energy, Inc.	3,635	337,546
Dorchester Minerals LP	911	17,774
Dorian LPG, Ltd. (A)	943	14,598
Enable Midstream Partners LP	9,815	98,444
Energy Transfer LP	57,954	743,550
EnLink Midstream LLC (A)	11,169	68,466
Enterprise Products Partners LP	48,255	1,358,861
Enviva Partners LP	736	27,460
EOG Resources, Inc.	12,912	1,081,509
EQM Midstream Partners LP	4,591	137,317
EQT Corp.	5,750	62,675
Equitrans Midstream Corp.	5,753	76,860
Evolution Petroleum Corp.	1,062	5,809
Extraction Oil & Gas, Inc. (A)(B)	3,531	7,486
Exxon Mobil Corp.	91,871	6,410,758
Foresight Energy LP	1,851	126
Genesis Energy LP	2,794	57,221
Global Partners LP	958	19,313
Green Plains Partners LP	503	6,951
Green Plains, Inc.	1,003	15,476
Gulfport Energy Corp. (A)	3,817	11,604
Halcon Resources Corp. (A)	9	77
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Harvest Natural Resources, Inc. (A)(C)	270	$0
Hess Corp.	6,791	453,707
Hess Midstream LP, Class A	705	15,989
HighPoint Resources Corp. (A)	3,644	6,158
Holly Energy Partners LP	2,383	52,783
HollyFrontier Corp.	3,599	182,505
Jagged Peak Energy, Inc. (A)(B)	4,998	42,433
Kimbell Royalty Partners LP	1,094	18,598
Kinder Morgan, Inc.	49,012	1,037,584
Laredo Petroleum, Inc. (A)	5,629	16,155
LinnCo LLC (A)(C)	2,890	125
Magellan Midstream Partners LP	4,758	299,135
Magnolia Oil & Gas Corp., Class A (A)(B)	5,967	75,065
Marathon Oil Corp.	17,961	243,910
Marathon Petroleum Corp.	14,217	856,574
Martin Midstream Partners LP	1,127	4,542
Matador Resources Company (A)	2,721	48,896
MPLX LP	22,761	579,495
Murphy Oil Corp.	3,689	98,865
NACCO Industries, Inc., Class A	187	8,757
Natural Resource Partners LP	290	5,832
New Fortress Energy LLC (A)(B)	3,885	60,878
Noble Energy, Inc.	10,709	266,012
Noble Midstream Partners LP	934	24,807
Northern Oil and Gas, Inc. (A)	6,686	15,645
NuStar Energy LP	2,519	65,116
Oasis Midstream Partners LP	640	10,618
Oasis Petroleum, Inc. (A)	7,493	24,427
Occidental Petroleum Corp.	19,905	820,285
ONEOK, Inc.	9,070	686,327
Panhandle Oil and Gas, Inc., Class A	460	5,157
Parsley Energy, Inc., Class A	6,308	119,284
PBF Energy, Inc., Class A	2,721	85,358
PBF Logistics LP	1,471	29,788
PDC Energy, Inc. (A)	1,432	37,475
Peabody Energy Corp.	2,331	21,259
Penn Virginia Corp. (A)	358	10,865
Phillips 66	9,616	1,071,319
Phillips 66 Partners LP	4,159	256,361
Pioneer Natural Resources Company	3,723	563,551
Plains All American Pipeline LP	15,478	284,640
Plains GP Holdings LP, Class A (A)	3,615	68,504
QEP Resources, Inc.	5,752	25,884
Range Resources Corp.	5,898	28,605
Renewable Energy Group, Inc. (A)	641	17,275
REX American Resources Corp. (A)	169	13,851
SFL Corp., Ltd.	2,278	33,122
Shell Midstream Partners LP	5,246	106,022
SM Energy Company	2,634	29,606
Southwestern Energy Company (A)(B)	11,829	28,626
Sprague Resources LP	617	10,440
SRC Energy, Inc. (A)	5,699	23,480
Summit Midstream Partners LP	1,801	5,961
Sunoco LP	2,275	69,615
Tallgrass Energy LP, Class A	6,365	140,794
Talos Energy, Inc. (A)	1,246	37,567
Targa Resources Corp.	5,229	213,500
TC PipeLines LP	1,619	68,484
Teekay Corp.	2,383	12,678
Tellurian, Inc. (A)	5,579	40,615
The Williams Companies, Inc.	26,379	625,710
Ultra Petroleum Corp. (A)	5,375	570
Uranium Energy Corp. (A)	5,616	5,162
USD Partners LP	796	7,888
Valero Energy Corp.	8,908	834,234

The accompanying notes are an integral part of the financial statements.	166

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Viper Energy Partners LP	3,095	$76,323
W&T Offshore, Inc. (A)	3,497	19,443
Western Midstream Partners LP	9,924	195,404
Whiting Petroleum Corp. (A)	2,161	15,862
World Fuel Services Corp.	1,510	65,564
WPX Energy, Inc. (A)	9,524	130,860
		31,140,840
		33,900,916
Financials – 13.3%
Banks – 5.6%
1st Source Corp.	559	29,001
Allegiance Bancshares, Inc. (A)	556	20,906
Amerant Bancorp, Inc. (A)	977	21,289
American National Bankshares, Inc.	218	8,626
Ameris Bancorp	1,582	67,298
Ames National Corp.	260	7,296
Arrow Financial Corp.	418	15,800
Associated Banc-Corp.	3,600	79,344
Atlantic Union Bankshares Corp.	1,835	68,904
Banc of California, Inc.	1,290	22,162
BancFirst Corp.	733	45,769
BancorpSouth Bank	2,290	71,929
Bank of America Corp.	200,657	7,067,140
Bank of Hawaii Corp.	724	68,896
Bank of Marin Bancorp	328	14,776
Bank OZK	2,879	87,824
BankFinancial Corp.	481	6,291
BankUnited, Inc.	2,094	76,557
Bankwell Financial Group, Inc.	211	6,085
Banner Corp.	764	43,235
Bar Harbor Bankshares	435	11,045
Baycom Corp. (A)	336	7,641
BCB Bancorp, Inc.	577	7,957
Berkshire Hills Bancorp, Inc.	1,091	35,872
BOK Financial Corp.	1,468	128,303
Boston Private Financial Holdings, Inc.	1,849	22,243
Bridge Bancorp, Inc.	565	18,944
Brookline Bancorp, Inc.	1,813	29,842
Bryn Mawr Bank Corp.	470	19,383
Business First Bancshares, Inc.	293	7,304
Byline Bancorp, Inc.	825	16,145
C&F Financial Corp.	131	7,248
Cadence BanCorp	2,904	52,650
Cambridge Bancorp	93	7,454
Camden National Corp.	429	19,760
Capital City Bank Group, Inc.	465	14,183
Capstar Financial Holdings, Inc.	374	6,227
Cathay General Bancorp	1,674	63,696
CBTX, Inc.	597	18,579
CenterState Bank Corp.	2,971	74,216
Central Pacific Financial Corp.	579	17,127
Central Valley Community Bancorp	357	7,736
Century Bancorp, Inc., Class A	144	12,954
Chemung Financial Corp.	161	6,843
CIT Group, Inc.	2,059	93,952
Citigroup, Inc.	48,779	3,896,954
Citizens & Northern Corp.	324	9,153
Citizens Financial Group, Inc.	9,685	393,308
City Holding Company	410	33,600
Civista Bancshares, Inc.	342	8,208
CNB Financial Corp.	426	13,922
Codorus Valley Bancorp, Inc.	267	6,149
Columbia Banking System, Inc.	1,665	67,741
Comerica, Inc.	3,172	227,591
Commerce Bancshares, Inc.	2,031	137,986
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Community Bank System, Inc.	1,160	$82,290
Community Trust Bancorp, Inc.	310	14,458
ConnectOne Bancorp, Inc.	882	22,685
County Bancorp, Inc.	255	6,536
Cullen/Frost Bankers, Inc.	1,327	129,754
Customers Bancorp, Inc. (A)	800	19,048
CVB Financial Corp.	3,166	68,322
Dime Community Bancshares, Inc.	619	12,931
Eagle Bancorp, Inc.	799	38,855
East West Bancorp, Inc.	3,057	148,876
Enterprise Bancorp, Inc.	327	11,075
Enterprise Financial Services Corp.	619	29,842
Equity Bancshares, Inc., Class A (A)	331	10,218
Esquire Financial Holdings, Inc. (A)	313	8,160
Farmers & Merchants Bancorp, Inc.	233	7,025
FB Financial Corp.	613	24,269
Fidelity D&D Bancorp, Inc.	112	6,968
Fifth Third Bancorp	15,143	465,496
Financial Institutions, Inc.	417	13,386
First Bancorp (NC)	687	27,418
First Bancorp, Inc.	302	9,129
First Busey Corp.	1,265	34,788
First Choice Bancorp	327	8,816
First Citizens BancShares, Inc., Class A	170	90,476
First Commonwealth Financial Corp.	2,106	30,558
First Community Bankshares, Inc.	247	7,662
First Financial Bancorp	2,254	57,342
First Financial Bankshares, Inc.	2,915	102,317
First Financial Corp.	338	15,453
First Financial Northwest, Inc.	440	6,574
First Hawaiian, Inc.	2,771	79,943
First Horizon National Corp.	6,954	115,158
First Internet Bancorp	224	5,311
First Interstate BancSystem, Inc., Class A	1,351	56,634
First Merchants Corp.	1,286	53,485
First Midwest Bancorp, Inc.	2,470	56,958
First Republic Bank	3,552	417,182
Flushing Financial Corp.	465	10,046
FNB Corp.	7,200	91,440
Franklin Financial Network, Inc.	364	12,496
Fulton Financial Corp.	3,704	64,561
FVCBankcorp, Inc. (A)	432	7,547
German American Bancorp, Inc.	635	22,619
Glacier Bancorp, Inc.	1,839	84,576
Great Southern Bancorp, Inc.	376	23,808
Great Western Bancorp, Inc.	1,292	44,884
Guaranty Bancshares, Inc.	253	8,319
Hancock Whitney Corp.	2,007	88,067
Hanmi Financial Corp.	645	12,897
HarborOne Bancorp, Inc. (A)	1,633	17,947
Heartland Financial USA, Inc.	845	42,030
Heritage Commerce Corp.	1,034	13,266
Heritage Financial Corp.	813	23,008
Hilltop Holdings, Inc.	2,123	52,926
Home BancShares, Inc.	3,778	74,275
Hope Bancorp, Inc.	2,815	41,831
Horizon Bancorp, Inc.	951	18,069
Huntington Bancshares, Inc.	21,816	328,985
IBERIABANK Corp.	1,174	87,850
Independent Bank Corp. (Massachusetts)	781	65,018
Independent Bank Corp. (Michigan)	561	12,707
Independent Bank Group, Inc.	972	53,888
International Bancshares Corp.	1,460	62,882
Investar Holding Corp.	319	7,656
Investors Bancorp, Inc.	5,218	62,172

The accompanying notes are an integral part of the financial statements.	167

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
JPMorgan Chase & Co.	68,690	$9,575,386
KeyCorp	21,446	434,067
Lakeland Bancorp, Inc.	1,308	22,733
Lakeland Financial Corp.	529	25,884
Live Oak Bancshares, Inc.	1,032	19,618
M&T Bank Corp.	2,790	473,603
Macatawa Bank Corp.	926	10,306
Mercantile Bank Corp.	455	16,594
Metropolitan Bank Holding Corp. (A)	184	8,874
Midland States Bancorp, Inc.	539	15,609
MidWestOne Financial Group, Inc.	336	12,173
MutualFirst Financial, Inc.	193	7,656
MVB Financial Corp.	445	11,089
National Bank Holdings Corp., Class A	721	25,394
National Bankshares, Inc.	188	8,447
NBT Bancorp, Inc.	1,018	41,290
Northrim BanCorp, Inc.	222	8,503
Norwood Financial Corp.	235	9,142
OFG Bancorp	1,197	28,261
Old National Bancorp	3,862	70,636
Old Point Financial Corp.	230	6,323
Old Second Bancorp, Inc.	816	10,992
Origin Bancorp, Inc.	516	19,525
Pacific Mercantile Bancorp (A)	820	6,658
Pacific Premier Bancorp, Inc.	1,426	46,495
PacWest Bancorp	2,611	99,923
Park National Corp.	386	39,519
Peapack Gladstone Financial Corp.	492	15,203
Penns Woods Bancorp, Inc.	238	8,463
Peoples Bancorp of North Carolina, Inc.	237	7,785
Peoples Bancorp, Inc.	508	17,607
People's United Financial, Inc.	8,507	143,768
People's Utah Bancorp	486	14,638
Pinnacle Financial Partners, Inc.	1,679	107,456
Popular, Inc.	1,544	90,710
Preferred Bank	341	20,491
Premier Financial Bancorp, Inc.	480	8,707
Prosperity Bancshares, Inc.	2,076	149,244
QCR Holdings, Inc.	353	15,483
RBB Bancorp	407	8,616
Red River Bancshares, Inc. (A)	155	8,689
Regions Financial Corp.	21,688	372,166
Renasant Corp.	1,342	47,534
Republic Bancorp, Inc., Class A	425	19,890
Republic First Bancorp, Inc. (A)	1,584	6,621
S&T Bancorp, Inc.	768	30,943
Sandy Spring Bancorp, Inc.	750	28,410
Seacoast Banking Corp. of Florida (A)	1,186	36,256
ServisFirst Bancshares, Inc.	1,216	45,819
Shore Bancshares, Inc.	488	8,472
Sierra Bancorp	373	10,862
Signature Bank	1,109	151,500
Simmons First National Corp., Class A	2,185	58,536
South Plains Financial, Inc.	426	8,891
South State Corp.	767	66,537
Southern First Bancshares, Inc. (A)	207	8,795
Southern National Bancorp of Virginia, Inc.	655	10,709
Southside Bancshares, Inc.	820	30,455
Spirit of Texas Bancshares, Inc. (A)	334	7,682
Sterling Bancorp	4,587	96,694
Stock Yards Bancorp, Inc.	419	17,204
Summit Financial Group, Inc.	334	9,048
SVB Financial Group (A)	1,103	276,897
Synovus Financial Corp.	3,356	131,555
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
TCF Financial Corp.	3,272	$153,130
Texas Capital Bancshares, Inc. (A)	1,115	63,299
The Bancorp, Inc. (A)	1,506	19,533
The Bank of Princeton	261	8,219
The First of Long Island Corp.	682	17,105
The PNC Financial Services Group, Inc.	9,419	1,503,555
Tompkins Financial Corp.	330	30,195
Towne Bank	1,709	47,544
TriCo Bancshares	636	25,955
TriState Capital Holdings, Inc. (A)	783	20,452
Triumph Bancorp, Inc. (A)	556	21,139
Truist Financial Corp.	28,595	1,610,470
Trustmark Corp.	1,481	51,109
U.S. Bancorp	33,660	1,995,701
UMB Financial Corp.	1,088	74,680
Umpqua Holdings Corp.	4,879	86,358
United Bankshares, Inc.	2,289	88,493
United Community Banks, Inc.	1,813	55,985
Unity Bancorp, Inc.	355	8,012
Univest Financial Corp.	733	19,630
Valley National Bancorp	9,375	107,344
Veritex Holdings, Inc.	1,259	36,675
Washington Trust Bancorp, Inc.	335	18,020
Webster Financial Corp.	2,041	108,908
Wells Fargo & Company	94,689	5,094,268
WesBanco, Inc.	1,220	46,104
West Bancorporation, Inc.	463	11,867
Westamerica Bancorporation	608	41,204
Western Alliance Bancorp	2,216	126,312
Wintrust Financial Corp.	1,246	88,341
Zions Bancorp NA	3,715	192,883
		41,987,738
Capital markets – 2.9%
Affiliated Managers Group, Inc.	1,129	95,671
Alcentra Capital Corp.	743	6,724
AllianceBernstein Holding LP	2,245	67,934
Ameriprise Financial, Inc. (B)	2,797	465,924
Apollo Investment Corp.	1,601	27,953
Ares Capital Corp.	9,575	178,574
Ares Management Corp., Class A	2,404	85,799
Artisan Partners Asset Management, Inc., Class A	1,844	59,598
Assetmark Financial Holdings, Inc. (A)	483	14,017
Associated Capital Group, Inc., Class A	454	17,797
Bain Capital Specialty Finance, Inc.	1,190	23,514
Barings BDC, Inc.	1,332	13,693
BGC Partners, Inc., Class A	7,348	43,647
BlackRock Capital Investment Corp.	2,080	10,327
BlackRock TCP Capital Corp.	1,134	15,933
BlackRock, Inc.	3,323	1,670,472
Blucora, Inc. (A)	1,157	30,244
Capital Southwest Corp.	445	9,260
Cboe Global Markets, Inc.	2,408	288,960
CME Group, Inc.	7,670	1,539,522
Cohen & Steers, Inc.	1,096	68,785
Cowen, Inc., Class A (A)	420	6,615
Diamond Hill Investment Group, Inc.	97	13,625
Donnelley Financial Solutions, Inc. (A)	842	8,816
E*TRADE Financial Corp.	5,334	242,004
Eaton Vance Corp.	2,580	120,460
Evercore, Inc., Class A	903	67,508
FactSet Research Systems, Inc.	828	222,152
Federated Investors, Inc., Class B	2,287	74,533
Fidus Investment Corp.	689	10,225
Focus Financial Partners, Inc., Class A (A)	1,604	47,270

The accompanying notes are an integral part of the financial statements.	168

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Franklin Resources, Inc.	10,988	$285,468
FS KKR Capital Corp.	11,754	72,052
GAIN Capital Holdings, Inc.	1,306	5,159
GAMCO Investors, Inc., Class A	443	8,634
Garrison Capital, Inc.	913	5,314
Gladstone Capital Corp.	801	7,954
Gladstone Investment Corp. (B)	886	11,740
Goldman Sachs BDC, Inc.	1,014	21,578
Golub Capital BDC, Inc.	1,248	23,032
Greenhill & Company, Inc.	314	5,363
Hamilton Lane, Inc., Class A	1,195	71,222
Hercules Capital, Inc.	2,271	31,839
Houlihan Lokey, Inc.	1,533	74,918
Interactive Brokers Group, Inc., Class A	1,748	81,492
Intercontinental Exchange, Inc.	11,991	1,109,767
INTL. FCStone, Inc. (A)	495	24,171
Invesco, Ltd.	9,289	167,016
Ladenburg Thalmann Financial Services, Inc.	3,000	10,440
Lazard, Ltd., Class A	2,414	96,463
Legg Mason, Inc.	1,978	71,030
LPL Financial Holdings, Inc.	1,786	164,759
Main Street Capital Corp. (B)	1,469	63,329
MarketAxess Holdings, Inc.	810	307,079
Moelis & Company, Class A	1,288	41,113
Monroe Capital Corp.	561	6,092
Moody's Corp.	4,060	963,885
Morgan Stanley	35,741	1,827,080
Morningstar, Inc.	908	137,389
MSCI, Inc.	1,818	469,371
MVC Capital, Inc.	751	6,887
Nasdaq, Inc.	3,441	368,531
New Mountain Finance Corp.	2,060	28,304
Newtek Business Services Corp.	477	10,804
Northern Trust Corp.	4,535	481,798
Oaktree Specialty Lending Corp.	2,519	13,754
OFS Capital Corp.	589	6,579
Oppenheimer Holdings, Inc., Class A	169	4,644
Oxford Square Capital Corp.	1,411	7,676
P10 Holdings, Inc. (A)	951	1,265
PennantPark Floating Rate Capital, Ltd.	874	10,645
PennantPark Investment Corp.	2,000	13,060
Piper Jaffray Companies	319	25,501
Portman Ridge Finance Corp.	2,234	4,736
Prospect Capital Corp. (B)	8,524	54,895
Pzena Investment Management, Inc., Class A	1,869	16,111
Raymond James Financial, Inc.	2,985	267,038
S&P Global, Inc.	5,298	1,446,619
Safeguard Scientifics, Inc.	605	6,643
Sculptor Capital Management, Inc.	1,127	24,907
SEI Investments Company	3,260	213,465
Siebert Financial Corp. (A)	573	4,956
Solar Capital, Ltd.	825	17,012
Solar Senior Capital, Ltd.	444	7,814
State Street Corp.	8,120	642,292
Stellus Capital Investment Corp.	549	7,812
Stifel Financial Corp.	1,578	95,706
T. Rowe Price Group, Inc.	4,963	604,692
TCG BDC, Inc.	1,591	21,288
TD Ameritrade Holding Corp.	11,911	591,977
The Bank of New York Mellon Corp.	20,426	1,028,041
The Blackstone Group, Inc., Class A	14,306	800,278
The Carlyle Group LP	2,519	80,810
The Charles Schwab Corp.	28,295	1,345,710
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
The Goldman Sachs Group, Inc.	7,776	$1,787,936
THL Credit, Inc.	925	5,837
TPG Specialty Lending, Inc.	1,644	35,297
Tradeweb Markets, Inc., Class A	4,965	230,128
TriplePoint Venture Growth BDC Corp.	568	8,077
Victory Capital Holdings, Inc., Class A	1,539	32,273
Virtu Financial, Inc., Class A (B)	4,318	69,045
Virtus Investment Partners, Inc.	128	15,580
Waddell & Reed Financial, Inc., Class A	1,727	28,875
Westwood Holdings Group, Inc.	246	7,287
WhiteHorse Finance, Inc.	557	7,631
WisdomTree Investments, Inc.	3,773	18,261
		22,220,782
Consumer finance – 0.7%
Ally Financial, Inc.	8,580	262,205
American Express Company	17,800	2,215,922
Capital One Financial Corp.	9,968	1,025,807
Credit Acceptance Corp. (A)	418	184,894
Curo Group Holdings Corp. (A)	1,088	13,252
Discover Financial Services	6,777	574,825
Elevate Credit, Inc. (A)	1,191	5,300
Encore Capital Group, Inc. (A)	704	24,893
Enova International, Inc. (A)	790	19,007
EZCORP, Inc., Class A (A)	1,448	9,875
FirstCash, Inc.	965	77,808
Green Dot Corp., Class A (A)	1,169	27,238
Navient Corp.	5,125	70,110
Nelnet, Inc., Class A	877	51,076
OneMain Holdings, Inc.	2,980	125,607
PRA Group, Inc. (A)	1,031	37,425
Regional Management Corp. (A)	310	9,309
Santander Consumer USA Holdings, Inc.	7,339	171,512
SLM Corp.	9,476	84,431
Synchrony Financial	14,134	508,965
World Acceptance Corp. (A)	197	17,021
		5,516,482
Diversified financial services – 1.7%
AXA Equitable Holdings, Inc.	10,312	255,531
Berkshire Hathaway, Inc., Class B (A)	52,769	11,952,179
First Eagle Private Credit LLC (A)(C)	1,204	291
GWG Holdings, Inc. (A)(B)	827	8,121
Jefferies Financial Group, Inc.	6,706	143,307
Marlin Business Services Corp.	359	7,891
On Deck Capital, Inc. (A)	2,087	8,640
Voya Financial, Inc.	3,065	186,904
		12,562,864
Insurance – 2.0%
Aflac, Inc.	15,601	825,293
Alleghany Corp. (A)	307	245,468
American Equity Investment Life Holding Company	2,055	61,506
American Financial Group, Inc.	1,743	191,120
American International Group, Inc.	18,921	971,215
American National Insurance Company	589	69,314
AMERISAFE, Inc.	412	27,204
Arch Capital Group, Ltd. (A)	8,392	359,933
Argo Group International Holdings, Ltd.	788	51,811
Arthur J. Gallagher & Company	3,935	374,730
Assurant, Inc.	1,318	172,763
Assured Guaranty, Ltd.	2,097	102,795
Axis Capital Holdings, Ltd.	1,877	111,569
Brighthouse Financial, Inc. (A)	2,445	95,917
Brown & Brown, Inc.	6,023	237,788
Cincinnati Financial Corp.	3,442	361,926

The accompanying notes are an integral part of the financial statements.	169

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Citizens, Inc. (A)	1,450	$9,788
CNA Financial Corp.	5,748	257,568
CNO Financial Group, Inc.	3,596	65,195
Crawford & Company, Class B	1,489	15,113
Donegal Group, Inc., Class A	786	11,649
eHealth, Inc. (A)	508	48,809
Employers Holdings, Inc.	720	30,060
Enstar Group, Ltd. (A)	402	83,158
Erie Indemnity Company, Class A	953	158,198
Everest Re Group, Ltd.	822	227,562
FBL Financial Group, Inc., Class A	592	34,887
FedNat Holding Company	458	7,617
Fidelity National Financial, Inc.	5,699	258,450
First American Financial Corp.	2,298	134,019
Genworth Financial, Inc., Class A (A)	11,313	49,777
Globe Life, Inc.	2,277	239,654
Goosehead Insurance, Inc., Class A	839	35,574
HCI Group, Inc.	270	12,326
Health Insurance Innovations, Inc., Class A (A)(B)	353	6,809
Heritage Insurance Holdings, Inc.	830	10,998
Horace Mann Educators Corp.	946	41,302
Independence Holding Company	418	17,589
Investors Title Company	53	8,438
Kemper Corp.	1,495	115,863
Kinsale Capital Group, Inc.	483	49,102
Lincoln National Corp.	4,328	255,395
Loews Corp.	6,697	351,526
Markel Corp. (A)	305	348,667
Marsh & McLennan Companies, Inc.	10,765	1,199,329
MBIA, Inc. (A)	2,220	20,646
Mercury General Corp.	1,265	61,643
MetLife, Inc.	20,011	1,019,961
National General Holdings Corp.	2,555	56,466
National Western Life Group, Inc., Class A	79	22,980
NI Holdings, Inc. (A)	641	11,025
Old Republic International Corp.	6,398	143,123
Palomar Holdings, Inc. (A)	548	27,669
Primerica, Inc.	926	120,899
Principal Financial Group, Inc.	5,855	322,025
ProAssurance Corp.	1,248	45,103
Protective Insurance Corp., Class B	474	7,627
Prudential Financial, Inc.	8,625	808,508
Reinsurance Group of America, Inc.	1,269	206,923
RenaissanceRe Holdings, Ltd.	894	175,242
RLI Corp.	1,018	91,640
Safety Insurance Group, Inc.	334	30,905
Selective Insurance Group, Inc.	1,323	86,246
State Auto Financial Corp.	954	29,593
Stewart Information Services Corp.	487	19,865
The Allstate Corp.	6,927	778,941
The Hanover Insurance Group, Inc.	815	111,386
The Hartford Financial Services Group, Inc.	7,535	457,902
The Progressive Corp.	12,522	906,468
The Travelers Companies, Inc.	5,568	762,538
Trupanion, Inc. (A)	822	30,792
United Fire Group, Inc.	546	23,877
United Insurance Holdings Corp.	1,142	14,401
Universal Insurance Holdings, Inc.	656	18,361
Unum Group	4,628	134,952
W.R. Berkley Corp.	3,793	262,096
White Mountains Insurance Group, Ltd.	68	75,855
		15,230,432
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts – 0.2%
AG Mortgage Investment Trust, Inc.	700	$10,794
AGNC Investment Corp.	12,109	214,087
Annaly Capital Management, Inc.	32,445	305,632
Anworth Mortgage Asset Corp.	2,512	8,842
Apollo Commercial Real Estate Finance, Inc.	3,374	61,710
Arbor Realty Trust, Inc.	2,208	31,685
Ares Commercial Real Estate Corp.	789	12,498
Arlington Asset Investment Corp., Class A	651	3,626
ARMOUR Residential REIT, Inc.	1,491	26,644
Blackstone Mortgage Trust, Inc., Class A	2,878	107,119
Capstead Mortgage Corp.	1,743	13,805
Cherry Hill Mortgage Investment Corp.	415	6,055
Chimera Investment Corp.	3,772	77,552
Colony Credit Real Estate, Inc.	2,995	39,414
Dynex Capital, Inc.	417	7,064
Ellington Financial, Inc.	880	16,130
Ellington Residential Mortgage REIT	539	5,848
Exantas Capital Corp.	859	10,145
Granite Point Mortgage Trust, Inc.	1,105	20,310
Great Ajax Corp.	535	7,923
Invesco Mortgage Capital, Inc.	3,007	50,067
KKR Real Estate Finance Trust, Inc.	1,084	22,135
Ladder Capital Corp.	2,535	45,731
MFA Financial, Inc.	10,159	77,716
New Residential Investment Corp.	8,506	137,032
New York Mortgage Trust, Inc.	4,717	29,387
Orchid Island Capital, Inc.	1,157	6,768
PennyMac Mortgage Investment Trust	1,761	39,253
Ready Capital Corp.	959	14,788
Redwood Trust, Inc.	2,127	35,181
Starwood Property Trust, Inc.	5,131	127,557
TPG RE Finance Trust, Inc.	1,656	33,567
Two Harbors Investment Corp.	6,135	89,694
Western Asset Mortgage Capital Corp.	1,158	11,962
		1,707,721
Thrifts and mortgage finance – 0.2%
Axos Financial, Inc. (A)	1,364	41,302
Bridgewater Bancshares, Inc. (A)	655	9,026
Capitol Federal Financial, Inc.	1,954	26,828
Columbia Financial, Inc. (A)	2,570	43,536
Entegra Financial Corp. (A)	250	7,540
Federal Agricultural Mortgage Corp., Class C	191	15,949
Federal Home Loan Mortgage Corp. (A)	14,756	44,324
Federal National Mortgage Association (A)(B)	25,841	80,624
First Defiance Financial Corp.	548	17,257
Flagstar Bancorp, Inc.	1,271	48,616
Home Bancorp, Inc.	185	7,250
HomeStreet, Inc. (A)	637	21,658
Kearny Financial Corp.	2,110	29,181
LendingTree, Inc. (A)	294	89,211
Luther Burbank Corp.	1,316	15,173
Merchants Bancorp	686	13,521
Meridian Bancorp, Inc.	1,296	26,037
Meta Financial Group, Inc.	878	32,056
MGIC Investment Corp.	7,510	106,417
New York Community Bancorp, Inc.	10,221	122,856
NMI Holdings, Inc., Class A (A)	1,584	52,557
Northfield Bancorp, Inc.	1,247	21,149
Northwest Bancshares, Inc.	1,642	27,306
OceanFirst Financial Corp.	1,155	29,499
Ocwen Financial Corp. (A)	3,672	5,031
PCSB Financial Corp.	498	10,085

The accompanying notes are an integral part of the financial statements.	170

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
PDL Community Bancorp (A)	510	$7,497
PennyMac Financial Services, Inc.	1,773	60,353
Provident Bancorp, Inc. (A)	677	8,429
Provident Financial Services, Inc.	1,019	25,118
Radian Group, Inc.	4,138	104,112
Riverview Bancorp, Inc.	881	7,233
Southern Missouri Bancorp, Inc.	216	8,286
Sterling Bancorp, Inc.	1,248	10,109
Territorial Bancorp, Inc.	238	7,364
TFS Financial Corp.	3,548	69,825
Timberland Bancorp, Inc.	255	7,584
TrustCo Bank Corp.	2,562	22,213
United Community Financial Corp.	1,410	16,441
Walker & Dunlop, Inc.	702	45,405
Washington Federal, Inc.	1,575	57,724
Western New England Bancorp, Inc.	789	7,598
WSFS Financial Corp.	837	36,820
		1,446,100
		100,672,119
Health care – 12.9%
Biotechnology – 2.5%
AbbVie, Inc.	31,856	2,820,530
ACADIA Pharmaceuticals, Inc. (A)	3,251	139,078
Acceleron Pharma, Inc. (A)	1,207	63,995
Achillion Pharmaceuticals, Inc. (A)	3,410	20,562
Adverum Biotechnologies, Inc. (A)	1,608	18,524
Aeglea BioTherapeutics, Inc. (A)	797	6,089
Agenus, Inc. (A)	2,828	11,510
Agios Pharmaceuticals, Inc. (A)(B)	1,355	64,701
Aimmune Therapeutics, Inc. (A)	1,383	46,289
Akcea Therapeutics, Inc. (A)(B)	2,030	34,388
Akebia Therapeutics, Inc. (A)	2,523	15,945
Akero Therapeutics, Inc. (A)(B)	639	14,183
Albireo Pharma, Inc. (A)	301	7,651
Alder Biopharmaceuticals, Inc. (A)(C)	1,872	1,647
Aldeyra Therapeutics, Inc. (A)	753	4,375
Alector, Inc. (A)	1,631	28,102
Alexion Pharmaceuticals, Inc. (A)	4,894	529,286
Alkermes PLC (A)	3,558	72,583
Allakos, Inc. (A)	1,083	103,275
Allogene Therapeutics, Inc. (A)(B)	2,764	71,809
Alnylam Pharmaceuticals, Inc. (A)	2,492	287,004
AMAG Pharmaceuticals, Inc. (A)	934	11,367
Ambit Biosciences Corp. (A)(C)	515	309
Amgen, Inc.	12,927	3,116,312
Amicus Therapeutics, Inc. (A)	5,785	56,346
AnaptysBio, Inc. (A)	644	10,465
Anika Therapeutics, Inc. (A)	329	17,059
Apellis Pharmaceuticals, Inc. (A)	1,496	45,808
Applied Therapeutics, Inc. (A)	524	14,295
Arcus Biosciences, Inc. (A)	732	7,393
Ardelyx, Inc. (A)	1,372	10,297
Arena Pharmaceuticals, Inc. (A)	1,131	51,370
ArQule, Inc. (A)	2,218	44,271
Arrowhead Pharmaceuticals, Inc. (A)(B)	2,153	136,565
Assembly Biosciences, Inc. (A)	477	9,759
Atara Biotherapeutics, Inc. (A)	861	14,181
Athenex, Inc. (A)	1,583	24,172
Atreca, Inc., Class A (A)	632	9,777
Audentes Therapeutics, Inc. (A)	993	59,421
Avid Bioservices, Inc. (A)	774	5,937
Avrobio, Inc. (A)	793	15,963
Baudax Bio, Inc. (A)	268	1,855
BioCryst Pharmaceuticals, Inc. (A)	2,652	9,149
Biogen, Inc. (A)	3,987	1,183,063
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
BioMarin Pharmaceutical, Inc. (A)	4,005	$338,623
BioSpecifics Technologies Corp. (A)	201	11,445
Bioxcel Therapeutics, Inc. (A)	702	10,256
Bluebird Bio, Inc. (A)(B)	1,242	108,986
Blueprint Medicines Corp. (A)(B)	1,115	89,323
Bridgebio Pharma, Inc. (A)(B)	2,660	93,233
Calithera Biosciences, Inc. (A)	966	5,516
CareDx, Inc. (A)	890	19,197
CASI Pharmaceuticals, Inc. (A)	2,445	7,555
Catalyst Pharmaceuticals, Inc. (A)	2,534	9,503
Celcuity, Inc. (A)	369	3,926
CEL-SCI Corp. (A)	950	8,693
ChemoCentryx, Inc. (A)	1,375	54,381
Clovis Oncology, Inc. (A)(B)	1,194	12,447
Coherus Biosciences, Inc. (A)	1,434	25,819
Concert Pharmaceuticals, Inc. (A)	641	5,913
Constellation Pharmaceuticals, Inc. (A)	702	33,071
Cortexyme, Inc. (A)(B)	609	34,189
Crinetics Pharmaceuticals, Inc. (A)	643	16,133
Cue Biopharma, Inc. (A)	911	14,462
Cytokinetics, Inc. (A)	1,480	15,703
CytomX Therapeutics, Inc. (A)	1,018	8,460
Deciphera Pharmaceuticals, Inc. (A)	803	49,979
Denali Therapeutics, Inc. (A)	2,230	38,847
Dicerna Pharmaceuticals, Inc. (A)	1,633	35,975
DNIB Unwind, Inc. (A)(C)	634	18
Dynavax Technologies Corp. (A)	1,633	9,341
Eagle Pharmaceuticals, Inc. (A)	282	16,943
Editas Medicine, Inc. (A)	1,148	33,992
Eidos Therapeutics, Inc. (A)(B)	867	49,757
Eiger BioPharmaceuticals, Inc. (A)	622	9,268
Emergent BioSolutions, Inc. (A)	1,108	59,777
Enanta Pharmaceuticals, Inc. (A)	427	26,380
Epizyme, Inc. (A)	1,858	45,707
Esperion Therapeutics, Inc. (A)	642	38,282
Exact Sciences Corp. (A)	3,246	300,190
Exelixis, Inc. (A)	6,814	120,063
Fate Therapeutics, Inc. (A)	1,591	31,136
FibroGen, Inc. (A)	1,960	84,064
Flexion Therapeutics, Inc. (A)	978	20,245
Forty Seven, Inc. (A)	1,205	47,441
G1 Therapeutics, Inc. (A)	777	20,536
Galectin Therapeutics, Inc. (A)	1,661	4,750
Geron Corp. (A)(B)	4,452	6,055
Gilead Sciences, Inc.	27,324	1,775,514
Global Blood Therapeutics, Inc. (A)	1,317	104,688
GlycoMimetics, Inc. (A)	901	4,766
Gossamer Bio, Inc. (A)	1,562	24,414
Gritstone Oncology, Inc. (A)	586	5,256
Halozyme Therapeutics, Inc. (A)	3,381	59,945
Harpoon Therapeutics, Inc. (A)	583	8,623
Homology Medicines, Inc. (A)	1,041	21,549
Hookipa Pharma, Inc. (A)	757	9,258
ImmunoGen, Inc. (A)	3,078	15,713
Immunomedics, Inc. (A)	4,350	92,046
Incyte Corp. (A)	4,739	413,809
Inovio Pharmaceuticals, Inc. (A)(B)	2,493	8,227
Insmed, Inc. (A)	2,037	48,644
Intellia Therapeutics, Inc. (A)(B)	993	14,567
Intercept Pharmaceuticals, Inc. (A)(B)	750	92,940
Intrexon Corp. (A)	3,305	18,111
Invitae Corp. (A)	2,098	33,841
Ionis Pharmaceuticals, Inc. (A)	3,151	190,352
Ironwood Pharmaceuticals, Inc. (A)	3,567	47,477
Jounce Therapeutics, Inc. (A)	886	7,735

The accompanying notes are an integral part of the financial statements.	171

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Kadmon Holdings, Inc. (A)	2,301	$10,424
KalVista Pharmaceuticals, Inc. (A)	368	6,554
Karuna Therapeutics, Inc. (A)	535	40,307
Kindred Biosciences, Inc. (A)	928	7,869
Kiniksa Pharmaceuticals, Ltd., Class A (A)	1,082	11,967
Kodiak Sciences, Inc. (A)	873	62,812
Krystal Biotech, Inc. (A)	426	23,592
Kura Oncology, Inc. (A)	1,123	15,441
Lexicon Pharmaceuticals, Inc. (A)	2,880	11,952
Ligand Pharmaceuticals, Inc. (A)	429	44,740
LogicBio Therapeutics, Inc. (A)	641	4,615
MacroGenics, Inc. (A)	1,031	11,217
Madrigal Pharmaceuticals, Inc. (A)	342	31,160
Magenta Therapeutics, Inc. (A)	1,068	16,191
MediciNova, Inc. (A)(B)	1,166	7,859
MEI Pharma, Inc. (A)	2,438	6,046
MeiraGTx Holdings PLC (A)	652	13,053
Minerva Neurosciences, Inc. (A)	1,207	8,582
Moderna, Inc. (A)(B)	7,419	145,116
Molecular Templates, Inc. (A)	772	10,796
Momenta Pharmaceuticals, Inc. (A)	2,115	41,729
Morphic Holding, Inc. (A)	695	11,926
Myriad Genetics, Inc. (A)	1,593	43,377
Natera, Inc. (A)	1,602	53,971
Neurocrine Biosciences, Inc. (A)	2,036	218,850
NextCure, Inc. (A)	518	29,179
OncoMed Pharmaceuticals, Inc. (A)(C)	498	5
Oncternal Therapeutics, Inc. (A)(C)	38	78
OPKO Health, Inc. (A)(B)	13,787	20,267
Organogenesis Holdings, Inc. (A)	2,172	10,447
PDL BioPharma, Inc. (A)	1,734	5,627
Pfenex, Inc. (A)	919	10,091
Pieris Pharmaceuticals, Inc. (A)	1,471	5,325
Portola Pharmaceuticals, Inc. (A)	1,588	37,921
Precision BioSciences, Inc. (A)	1,206	16,751
Prevail Therapeutics, Inc. (A)	803	12,711
Principia Biopharma, Inc. (A)	584	31,992
Progenics Pharmaceuticals, Inc. (A)	1,955	9,951
Protagonist Therapeutics, Inc. (A)	486	3,426
PTC Therapeutics, Inc. (A)	1,345	64,600
Puma Biotechnology, Inc. (A)	1,014	8,873
Ra Pharmaceuticals, Inc. (A)	989	46,414
Regeneron Pharmaceuticals, Inc. (A)	2,384	895,144
REGENXBIO, Inc. (A)	843	34,538
Replimune Group, Inc. (A)	611	8,768
Retrophin, Inc. (A)	1,052	14,938
Rhythm Pharmaceuticals, Inc. (A)	694	15,934
Rigel Pharmaceuticals, Inc. (A)	3,503	7,496
Rocket Pharmaceuticals, Inc. (A)	971	22,100
Rubius Therapeutics, Inc. (A)(B)	1,932	18,354
Sage Therapeutics, Inc. (A)(B)	1,158	83,596
Sangamo Therapeutics, Inc. (A)	2,756	23,068
Sarepta Therapeutics, Inc. (A)(B)	1,662	214,464
Scholar Rock Holding Corp. (A)	429	5,654
Seattle Genetics, Inc. (A)	3,704	423,219
Seres Therapeutics, Inc. (A)	1,133	3,909
Sesen Bio, Inc. (A)	3,446	3,584
Spectrum Pharmaceuticals, Inc. (A)	2,679	9,752
Spero Therapeutics, Inc. (A)	635	6,106
Stemline Therapeutics, Inc. (A)	1,279	13,596
Stoke Therapeutics, Inc. (A)	740	20,957
Sutro Biopharma, Inc. (A)	635	6,985
Syndax Pharmaceuticals, Inc. (A)	629	5,523
Synergy Pharmaceuticals, Inc. (A)(C)	6,230	18
Synthorx, Inc. (A)	762	53,256
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
TCR2 Therapeutics, Inc. (A)	670	$9,568
The Medicines Company (A)(B)	1,753	148,900
Tobira Therapeutics, Inc. (A)(C)	609	8,477
Translate Bio, Inc. (A)	932	7,586
Turning Point Therapeutics, Inc. (A)	737	45,908
Twist Bioscience Corp. (A)	774	16,254
Ultragenyx Pharmaceutical, Inc. (A)	1,317	56,249
United Therapeutics Corp. (A)	983	86,583
UNITY Biotechnology, Inc. (A)	766	5,523
UroGen Pharma, Ltd. (A)	501	16,718
Vanda Pharmaceuticals, Inc. (A)	1,222	20,053
Veracyte, Inc. (A)	1,156	32,276
Vericel Corp. (A)	881	15,329
Vertex Pharmaceuticals, Inc. (A)	5,579	1,221,522
Viking Therapeutics, Inc. (A)	1,836	14,725
Voyager Therapeutics, Inc. (A)	743	10,365
XBiotech, Inc. (A)	711	13,271
Xencor, Inc. (A)	1,295	44,535
XOMA Corp. (A)	278	7,589
Y-mAbs Therapeutics, Inc. (A)	853	26,656
ZIOPHARM Oncology, Inc. (A)(B)	3,927	18,535
		19,081,100
Health care equipment and supplies – 2.8%
Abbott Laboratories	38,134	3,312,319
ABIOMED, Inc. (A)	1,011	172,466
Accuray, Inc. (A)	2,433	6,861
Align Technology, Inc. (A)	1,737	484,692
Alphatec Holdings, Inc. (A)	1,619	11,487
AngioDynamics, Inc. (A)	951	15,226
Antares Pharma, Inc. (A)	4,200	19,740
Apyx Medical Corp. (A)	1,049	8,875
AtriCure, Inc. (A)	931	30,267
Atrion Corp.	41	30,812
Avanos Medical, Inc. (A)	1,091	36,767
Axogen, Inc. (A)	911	16,298
Axonics Modulation Technologies, Inc. (A)	663	18,372
Baxter International, Inc.	11,012	920,823
Becton, Dickinson and Company	5,842	1,588,849
BioLife Solutions, Inc. (A)	435	7,038
Boston Scientific Corp. (A)	30,158	1,363,745
Cantel Medical Corp.	935	66,292
Cardiovascular Systems, Inc. (A)	748	36,345
Cerus Corp. (A)	3,177	13,407
Conformis, Inc. (A)	2,110	3,165
CONMED Corp.	636	71,124
CryoLife, Inc. (A)	902	24,435
CryoPort, Inc. (A)	889	14,633
Cutera, Inc. (A)	375	13,429
CytoSorbents Corp. (A)	1,108	4,266
Danaher Corp.	15,401	2,363,745
Dentsply Sirona, Inc.	4,928	278,876
DexCom, Inc. (A)	1,985	434,199
Edwards Lifesciences Corp. (A)	4,478	1,044,673
Establishment Labs Holdings, Inc. (A)	483	13,360
FONAR Corp. (A)	241	4,745
GenMark Diagnostics, Inc. (A)	1,560	7,504
Glaukos Corp. (A)	985	53,653
Globus Medical, Inc., Class A (A)	2,209	130,066
Haemonetics Corp. (A)	1,134	130,297
Heska Corp. (A)	195	18,708
Hill-Rom Holdings, Inc.	1,483	168,365
Hologic, Inc. (A)	5,837	304,750
ICU Medical, Inc. (A)	462	86,449
IDEXX Laboratories, Inc. (A)	1,864	486,746
Inogen, Inc. (A)	500	34,165

The accompanying notes are an integral part of the financial statements.	172

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Insulet Corp. (A)	1,322	$226,326
Integer Holdings Corp. (A)	733	58,955
Integra LifeSciences Holdings Corp. (A)	1,912	111,431
Intuitive Surgical, Inc. (A)	2,490	1,471,964
Invacare Corp.	900	8,118
iRadimed Corp. (A)	322	7,528
iRhythm Technologies, Inc. (A)	576	39,220
Lantheus Holdings, Inc. (A)	928	19,033
LeMaitre Vascular, Inc.	495	17,795
Masimo Corp. (A)	1,165	184,140
Meridian Bioscience, Inc.	1,112	10,864
Merit Medical Systems, Inc. (A)	1,226	38,276
Mesa Laboratories, Inc.	104	25,938
Misonix, Inc. (A)	328	6,104
Natus Medical, Inc. (A)	710	23,423
Neogen Corp. (A)	1,181	77,072
Nevro Corp. (A)	701	82,396
NuVasive, Inc. (A)	1,168	90,333
Nuvectra Corp. (A)	555	53
OraSure Technologies, Inc. (A)	1,565	12,567
Orthofix Medical, Inc. (A)	467	21,566
OrthoPediatrics Corp. (A)	397	18,655
Penumbra, Inc. (A)	779	127,966
Pulse Biosciences, Inc. (A)	385	5,163
Quidel Corp. (A)	915	68,652
ResMed, Inc.	3,101	480,562
SeaSpine Holdings Corp. (A)	591	7,098
Shockwave Medical, Inc. (A)	654	28,724
SI-BONE, Inc. (A)	679	14,599
Sientra, Inc. (A)	532	4,756
Silk Road Medical, Inc. (A)	716	28,912
Soliton, Inc. (A)	459	5,040
STAAR Surgical Company (A)	1,027	36,120
Stereotaxis, Inc. (A)	1,867	9,876
Stryker Corp.	8,027	1,685,188
Surmodics, Inc. (A)	334	13,838
Tactile Systems Technology, Inc. (A)	449	30,312
Tandem Diabetes Care, Inc. (A)	1,315	78,387
Teleflex, Inc.	1,001	376,816
The Cooper Companies, Inc.	1,075	345,387
TransMedics Group, Inc. (A)	477	9,068
Utah Medical Products, Inc.	104	11,222
Vapotherm, Inc. (A)	424	5,156
Varex Imaging Corp. (A)	786	23,431
Varian Medical Systems, Inc. (A)	1,990	282,600
West Pharmaceutical Services, Inc.	1,606	241,430
Zimmer Biomet Holdings, Inc.	4,455	666,824
		20,990,918
Health care providers and services – 2.6%
AAC Holdings, Inc. (A)	965	521
Acadia Healthcare Company, Inc. (A)	2,020	67,104
Aceto Corp. (A)(C)	853	0
Addus HomeCare Corp. (A)	312	30,333
Amedisys, Inc. (A)	728	121,518
American Renal Associates Holdings, Inc. (A)	923	9,572
AmerisourceBergen Corp.	4,458	379,019
AMN Healthcare Services, Inc. (A)	1,044	65,052
Anthem, Inc.	5,504	1,662,373
Apollo Medical Holdings, Inc. (A)	629	11,580
BioTelemetry, Inc. (A)	716	33,151
Brookdale Senior Living, Inc. (A)	4,333	31,501
Cardinal Health, Inc.	6,458	326,646
Catasys, Inc. (A)(B)	418	6,818
Centene Corp. (A)	8,993	565,390
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Chemed Corp.	344	$151,105
Cigna Corp.	8,171	1,670,888
Community Health Systems, Inc. (A)	3,018	8,752
CorVel Corp. (A)	434	37,914
Covetrus, Inc. (A)	2,579	34,043
Cross Country Healthcare, Inc. (A)	1,014	11,783
CVS Health Corp.	28,002	2,080,269
DaVita, Inc. (A)	2,894	217,137
Diplomat Pharmacy, Inc. (A)	1,868	7,472
Encompass Health Corp.	2,213	153,295
Enzo Biochem, Inc. (A)	1,266	3,330
Genesis Healthcare, Inc. (A)	2,733	4,482
Guardant Health, Inc. (A)	2,036	159,093
Hanger, Inc. (A)	894	24,683
HCA Healthcare, Inc.	7,333	1,083,891
HealthEquity, Inc. (A)	1,574	116,586
Henry Schein, Inc. (A)	3,234	215,772
Humana, Inc.	2,915	1,068,406
Laboratory Corp. of America Holdings (A)	2,143	362,531
LHC Group, Inc. (A)	721	99,325
Magellan Health, Inc. (A)	557	43,585
McKesson Corp.	3,998	553,003
MedCath Corp. (A)(C)	613	307
MEDNAX, Inc. (A)	1,907	52,996
Molina Healthcare, Inc. (A)	1,368	185,624
National HealthCare Corp.	341	29,473
National Research Corp.	580	38,245
Option Care Health, Inc. (A)	11,764	43,880
Owens & Minor, Inc.	1,574	8,138
Patterson Companies, Inc.	2,037	41,718
PetIQ, Inc. (A)	575	14,404
Premier, Inc., Class A (A)	2,821	106,859
Quest Diagnostics, Inc.	2,892	308,837
R1 RCM, Inc. (A)	2,386	30,970
RadNet, Inc. (A)	1,278	25,943
Select Medical Holdings Corp. (A)	3,121	72,844
Surgery Partners, Inc. (A)	1,376	21,541
Tenet Healthcare Corp. (A)	2,348	89,294
The Ensign Group, Inc.	1,243	56,395
The Joint Corp. (A)	360	5,810
The Pennant Group, Inc. (A)	621	20,536
The Providence Service Corp. (A)	241	14,262
Tivity Health, Inc. (A)	1,134	23,071
UnitedHealth Group, Inc.	20,387	5,993,370
Universal Health Services, Inc., Class B	1,914	274,582
US Physical Therapy, Inc.	288	32,933
WellCare Health Plans, Inc. (A)	1,098	362,571
		19,272,526
Health care technology – 0.2%
Allscripts Healthcare Solutions, Inc. (A)	3,723	36,541
Castlight Health, Inc., B Shares (A)	3,656	4,862
Cerner Corp.	6,836	501,694
Change Healthcare, Inc. (A)	2,850	46,712
Computer Programs & Systems, Inc.	379	10,006
Evolent Health, Inc., Class A (A)	1,983	17,946
Health Catalyst, Inc. (A)	287	9,959
HealthStream, Inc. (A)	788	21,434
HMS Holdings Corp. (A)	1,934	57,246
Inovalon Holdings, Inc., Class A (A)	3,391	63,819
Inspire Medical Systems, Inc. (A)	553	41,038
Livongo Health, Inc. (A)	1,735	43,479
NantHealth, Inc. (A)(B)	3,451	3,555
NextGen Healthcare, Inc. (A)	1,375	22,096
Omnicell, Inc. (A)	915	74,774
Phreesia, Inc. (A)	127	3,383

The accompanying notes are an integral part of the financial statements.	173

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care technology (continued)
Simulations Plus, Inc.	450	$13,082
Tabula Rasa HealthCare, Inc. (A)	474	23,074
Teladoc Health, Inc. (A)(B)	1,623	135,878
Veeva Systems, Inc., Class A (A)	3,177	446,877
Vocera Communications, Inc. (A)	763	15,840
		1,593,295
Life sciences tools and services – 1.0%
Accelerate Diagnostics, Inc. (A)(B)	1,138	19,232
Adaptive Biotechnologies Corp. (A)(B)	2,791	83,507
Agilent Technologies, Inc.	6,690	570,724
Avantor, Inc. (A)	12,412	225,278
Bio-Rad Laboratories, Inc., Class A (A)	659	243,850
Bio-Techne Corp.	850	186,584
Bruker Corp.	3,404	173,502
Charles River Laboratories International, Inc. (A)	1,089	166,356
Codexis, Inc. (A)	1,349	21,571
Fluidigm Corp. (A)	1,624	5,652
Illumina, Inc. (A)	3,176	1,053,606
IQVIA Holdings, Inc. (A)	4,306	665,320
Luminex Corp.	874	20,242
Medpace Holdings, Inc. (A)	813	68,341
Mettler-Toledo International, Inc. (A)	532	422,025
NanoString Technologies, Inc. (A)	769	21,394
NeoGenomics, Inc. (A)	2,416	70,668
Pacific Biosciences of California, Inc. (A)	3,229	16,597
PerkinElmer, Inc.	2,443	237,215
Personalis, Inc. (A)	696	7,586
PRA Health Sciences, Inc. (A)	1,476	164,057
Quanterix Corp. (A)	534	12,618
Repligen Corp. (A)	1,119	103,508
Syneos Health, Inc. (A)	2,325	138,279
Thermo Fisher Scientific, Inc.	8,600	2,793,882
Waters Corp. (A)	1,449	338,559
		7,830,153
Pharmaceuticals – 3.8%
AcelRx Pharmaceuticals, Inc. (A)	2,585	5,454
Aerie Pharmaceuticals, Inc. (A)	991	23,952
Akorn, Inc. (A)	3,078	4,617
Alexza Pharmaceuticals, Inc. (A)(C)	2,067	72
Allergan PLC	7,124	1,361,895
Amneal Pharmaceuticals, Inc. (A)	6,203	29,898
Amphastar Pharmaceuticals, Inc. (A)	1,144	22,068
ANI Pharmaceuticals, Inc. (A)	290	17,884
Aquestive Therapeutics, Inc. (A)	893	5,197
Arvinas, Inc. (A)	815	33,488
Axsome Therapeutics, Inc. (A)(B)	782	80,828
BioDelivery Sciences International, Inc. (A)	2,437	15,402
Bristol-Myers Squibb Company	50,452	3,238,514
Cara Therapeutics, Inc. (A)	894	14,402
Catalent, Inc. (A)	3,262	183,651
Cerecor, Inc. (A)(B)	1,464	7,891
Chiasma, Inc. (A)	948	4,702
Collegium Pharmaceutical, Inc. (A)	840	17,287
Corcept Therapeutics, Inc. (A)	2,419	29,270
Corium International, Inc. (A)(C)	1,009	182
Dermira, Inc. (A)	1,155	17,510
Dova Pharmaceuticals, Inc. (A)(C)	702	379
Durect Corp. (A)	4,211	16,002
Elanco Animal Health, Inc. (A)	8,310	244,730
Elanco Animal Health, Inc. (A)(C)	1,239	31
Eli Lilly & Company	20,787	2,732,035
Endo International PLC (A)	5,218	24,472
Evofem Biosciences, Inc. (A)	1,387	8,558
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Evolus, Inc. (A)(B)	516	$6,280
Harrow Health, Inc. (A)	848	6,597
Horizon Therapeutics PLC (A)	4,197	151,931
Innoviva, Inc. (A)	2,327	32,950
Intersect ENT, Inc. (A)	798	19,870
Johnson & Johnson	56,659	8,264,848
Kaleido Biosciences, Inc. (A)(B)	966	4,849
Lannett Company, Inc. (A)	1,025	9,041
Merck & Company, Inc.	55,070	5,008,617
MyoKardia, Inc. (A)	1,051	76,602
Nektar Therapeutics (A)	3,956	85,390
NGM Biopharmaceuticals, Inc. (A)	1,577	29,159
Ocular Therapeutix, Inc. (A)(B)	1,316	5,198
Odonate Therapeutics, Inc. (A)	680	22,066
Omeros Corp. (A)(B)	1,206	16,993
Omthera Pharmaceuticals, Inc. (A)(C)	598	368
Omthera Pharmaceuticals, Inc. (A)(C)	498	137
Optinose, Inc. (A)	957	8,824
Osmotica Pharmaceuticals PLC (A)	824	5,760
Otonomy, Inc. (A)	1,390	5,324
Pacira BioSciences, Inc. (A)	923	41,812
Pfizer, Inc.	119,084	4,665,711
Phibro Animal Health Corp., Class A	851	21,130
Prestige Consumer Healthcare, Inc. (A)	1,149	46,535
Provention Bio, Inc. (A)	902	13,440
Reata Pharmaceuticals, Inc., Class A (A)	669	136,764
Recro Pharma, Inc. (A)	671	12,299
Revance Therapeutics, Inc. (A)	851	13,812
SIGA Technologies, Inc. (A)	2,073	9,888
Supernus Pharmaceuticals, Inc. (A)	1,156	27,420
TherapeuticsMD, Inc. (A)(B)	5,607	13,569
Tilray, Inc., Class 2 (A)(B)	2,231	38,217
Tricida, Inc. (A)	1,139	42,986
Urovant Sciences, Ltd. (A)	916	14,207
Verrica Pharmaceuticals, Inc. (A)	684	10,869
Xeris Pharmaceuticals, Inc. (A)	839	5,915
Zoetis, Inc.	10,310	1,364,529
Zogenix, Inc. (A)	973	50,722
Zynerba Pharmaceuticals, Inc. (A)	581	3,509
		28,434,509
		97,202,501
Industrials – 9.3%
Aerospace and defense – 2.2%
AAR Corp.	757	34,141
Aerojet Rocketdyne Holdings, Inc. (A)	1,778	81,183
AeroVironment, Inc. (A)	512	31,611
Arconic, Inc.	9,622	296,069
Astronics Corp. (A)	623	17,413
Axon Enterprise, Inc. (A)	1,339	98,122
BWX Technologies, Inc.	2,100	130,368
Cubic Corp.	707	44,944
Curtiss-Wright Corp.	894	125,956
Ducommun, Inc. (A)	314	15,866
General Dynamics Corp.	6,157	1,085,787
HEICO Corp., Class A	2,867	256,683
Hexcel Corp.	1,814	132,984
Huntington Ingalls Industries, Inc.	867	217,513
Kratos Defense & Security Solutions, Inc. (A)	2,433	43,818
L3Harris Technologies, Inc.	4,782	946,214
Lockheed Martin Corp.	6,033	2,349,130
Maxar Technologies, Inc.	1,394	21,844
Mercury Systems, Inc. (A)	1,228	84,867
Moog, Inc., Class A	784	66,899
National Presto Industries, Inc.	183	16,175

The accompanying notes are an integral part of the financial statements.	174

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Northrop Grumman Corp.	3,611	$1,242,076
Park Aerospace Corp.	597	9,713
Parsons Corp. (A)	2,240	92,467
Raytheon Company	5,959	1,309,431
Spirit AeroSystems Holdings, Inc., Class A	2,208	160,919
Teledyne Technologies, Inc. (A)	771	267,182
Textron, Inc.	5,002	223,089
The Boeing Company	12,111	3,945,279
TransDigm Group, Inc.	1,149	643,440
Triumph Group, Inc.	1,030	26,028
United Technologies Corp.	18,546	2,777,449
Vectrus, Inc. (A)	288	14,763
Wesco Aircraft Holdings, Inc. (A)	2,140	23,583
		16,833,006
Air freight and logistics – 0.5%
Air Transport Services Group, Inc. (A)	1,300	30,498
Atlas Air Worldwide Holdings, Inc. (A)	573	15,798
C.H. Robinson Worldwide, Inc.	2,831	221,384
Echo Global Logistics, Inc. (A)	678	14,035
Expeditors International of Washington, Inc.	3,392	264,644
FedEx Corp.	5,626	850,707
Forward Air Corp.	636	44,488
Hub Group, Inc., Class A (A)	749	38,416
United Parcel Service, Inc., Class B	18,327	2,145,359
XPO Logistics, Inc. (A)	2,058	164,023
		3,789,352
Airlines – 0.3%
Alaska Air Group, Inc. (B)	2,510	170,053
Allegiant Travel Company	324	56,389
American Airlines Group, Inc.	9,391	269,334
Delta Air Lines, Inc.	13,718	802,229
Hawaiian Holdings, Inc.	993	29,085
JetBlue Airways Corp. (A)	6,206	116,176
Mesa Air Group, Inc. (A)	734	6,562
SkyWest, Inc.	1,002	64,759
Southwest Airlines Company	11,378	614,184
Spirit Airlines, Inc. (A)	1,527	61,553
United Airlines Holdings, Inc. (A)	5,338	470,224
		2,660,548
Building products – 0.4%
AAON, Inc. (B)	1,203	59,440
Advanced Drainage Systems, Inc.	1,309	50,842
American Woodmark Corp. (A)	392	40,968
AO Smith Corp.	3,623	172,600
Apogee Enterprises, Inc.	604	19,630
Armstrong World Industries, Inc.	1,028	96,601
Builders FirstSource, Inc. (A)	2,583	65,634
Continental Building Products, Inc. (A)	772	28,124
Cornerstone Building Brands, Inc. (A)	2,919	24,841
CSW Industrials, Inc.	335	25,795
Fortune Brands Home & Security, Inc.	2,934	191,708
Gibraltar Industries, Inc. (A)	685	34,551
Griffon Corp.	1,126	22,892
Insteel Industries, Inc.	539	11,583
JELD-WEN Holding, Inc. (A)	2,258	52,860
Johnson Controls International PLC	19,907	810,414
Lennox International, Inc.	817	199,323
Masco Corp.	6,118	293,603
Owens Corning	2,318	150,948
Patrick Industries, Inc.	515	27,001
PGT Innovations, Inc. (A)	1,354	20,188
Quanex Building Products Corp.	554	9,462
Resideo Technologies, Inc. (A)	2,780	33,165
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Simpson Manufacturing Company, Inc.	998	$80,070
Trex Company, Inc. (A)	1,298	116,664
Universal Forest Products, Inc.	1,397	66,637
		2,705,544
Commercial services and supplies – 0.6%
ABM Industries, Inc.	1,489	56,150
ACCO Brands Corp.	2,253	21,088
ADT, Inc. (B)	16,575	131,440
Advanced Disposal Services, Inc. (A)	2,007	65,970
Brady Corp., Class A	1,192	68,254
BrightView Holdings, Inc. (A)	2,372	40,016
Casella Waste Systems, Inc., Class A (A)	1,118	51,462
CECO Environmental Corp. (A)	1,030	7,890
Cintas Corp.	2,141	576,100
Clean Harbors, Inc. (A)	1,257	107,788
Copart, Inc. (A)	4,818	438,149
Covanta Holding Corp.	3,057	45,366
Deluxe Corp.	953	47,574
Ennis, Inc.	700	15,155
Healthcare Services Group, Inc.	1,608	39,107
Heritage-Crystal Clean, Inc. (A)	595	18,665
Herman Miller, Inc.	1,134	47,231
HNI Corp.	976	36,561
IAA, Inc. (A)	2,911	136,992
Interface, Inc.	1,373	22,778
KAR Auction Services, Inc.	2,977	64,869
Kimball International, Inc., Class B	943	19,492
Knoll, Inc.	1,051	26,548
Matthews International Corp., Class A	734	28,017
McGrath RentCorp	546	41,791
Mobile Mini, Inc.	1,018	38,592
MSA Safety, Inc.	863	109,049
NL Industries, Inc. (A)	1,371	5,361
PICO Holdings, Inc. (A)	659	7,328
Pitney Bowes, Inc.	3,993	16,092
Quad/Graphics, Inc.	1,350	6,305
Republic Services, Inc.	6,813	610,649
Rollins, Inc.	6,943	230,230
RR Donnelley & Sons Company	1,850	7,308
SP Plus Corp. (A)	541	22,955
Steelcase, Inc., Class A	2,659	54,403
Stericycle, Inc. (A)	2,044	130,428
Swisher Hygiene, Inc. (A)(C)	450	0
Team, Inc. (A)	768	12,265
Tetra Tech, Inc.	1,231	106,063
The Brink's Company	1,124	101,924
UniFirst Corp.	413	83,418
US Ecology, Inc.	492	28,492
Viad Corp.	446	30,105
VSE Corp.	299	11,374
Waste Management, Inc.	9,072	1,033,845
		4,800,639
Construction and engineering – 0.2%
AECOM (A)	3,506	151,214
Aegion Corp. (A)	753	16,845
Ameresco, Inc., Class A (A)	1,217	21,298
Arcosa, Inc.	1,020	45,441
Argan, Inc.	375	15,053
Comfort Systems USA, Inc.	839	41,824
Construction Partners, Inc., Class A (A)	1,192	20,109
Dycom Industries, Inc. (A)	714	33,665
EMCOR Group, Inc.	1,127	97,260
Fluor Corp.	3,135	59,189
Granite Construction, Inc.	1,072	29,662
Great Lakes Dredge & Dock Corp. (A)	1,633	18,502

The accompanying notes are an integral part of the financial statements.	175

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
IES Holdings, Inc. (A)	579	$14,857
Jacobs Engineering Group, Inc.	2,875	258,261
MasTec, Inc. (A)	1,663	106,698
MYR Group, Inc. (A)	421	13,720
Northwest Pipe Company (A)	319	10,626
Orion Group Holdings, Inc. (A)	1,081	5,610
Primoris Services Corp.	1,046	23,263
Quanta Services, Inc.	3,091	125,835
Sterling Construction Company, Inc. (A)	717	10,095
Tutor Perini Corp. (A)	1,191	15,316
Valmont Industries, Inc.	474	70,996
WillScot Corp. (A)	2,721	50,311
		1,255,650
Electrical equipment – 0.5%
Acuity Brands, Inc.	883	121,854
Allied Motion Technologies, Inc.	267	12,950
American Superconductor Corp. (A)	731	5,738
AMETEK, Inc.	4,784	477,156
Atkore International Group, Inc. (A)	1,040	42,078
AZZ, Inc.	556	25,548
Bloom Energy Corp., Class A (A)	2,986	22,305
Eaton Corp. PLC	8,932	846,039
Emerson Electric Company	13,112	999,921
Encore Wire Corp.	450	25,830
EnerSys	949	71,014
GrafTech International, Ltd. (B)	5,975	69,430
Hubbell, Inc.	1,122	165,854
nVent Electric PLC	3,781	96,718
Plug Power, Inc. (A)	6,157	19,456
Powell Industries, Inc.	325	15,922
Preformed Line Products Company	145	8,751
Regal Beloit Corp.	928	79,446
Revolution Lighting Technologies, Inc. (A)	1,281	64
Rockwell Automation, Inc.	2,482	503,027
Sunrun, Inc. (A)	2,559	35,340
Thermon Group Holdings, Inc. (A)	808	21,654
TPI Composites, Inc. (A)	852	15,771
Vicor Corp. (A)	869	40,600
Vivint Solar, Inc. (A)	2,949	21,410
		3,743,876
Industrial conglomerates – 1.1%
3M Company	12,354	2,179,493
Carlisle Companies, Inc.	1,146	185,469
General Electric Company	189,292	2,112,499
Honeywell International, Inc.	15,420	2,729,340
Icahn Enterprises LP	4,276	262,974
Raven Industries, Inc.	807	27,809
Roper Technologies, Inc.	2,226	788,516
		8,286,100
Machinery – 1.7%
Actuant Corp., Class A	1,293	33,657
AGCO Corp.	1,658	128,081
Alamo Group, Inc.	239	30,006
Albany International Corp., Class A	733	55,649
Allison Transmission Holdings, Inc.	2,624	126,792
Altra Industrial Motion Corp.	1,464	53,011
Astec Industries, Inc.	516	21,672
Barnes Group, Inc.	1,142	70,758
Briggs & Stratton Corp.	1,186	7,899
Caterpillar, Inc.	12,082	1,784,270
Chart Industries, Inc. (A)	812	54,802
CIRCOR International, Inc. (A)	461	21,317
Colfax Corp. (A)	2,624	95,461
Columbus McKinnon Corp.	562	22,497
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Commercial Vehicle Group, Inc. (A)	893	$5,671
Crane Company	1,282	110,739
Cummins, Inc.	3,291	588,957
Deere & Company	6,752	1,169,852
Donaldson Company, Inc.	2,792	160,875
Douglas Dynamics, Inc.	435	23,925
Dover Corp.	3,210	369,985
Energy Recovery, Inc. (A)	1,372	13,432
EnPro Industries, Inc.	477	31,902
ESCO Technologies, Inc.	589	54,483
Evoqua Water Technologies Corp. (A)	2,421	45,878
Federal Signal Corp.	1,376	44,376
Flowserve Corp.	2,916	145,129
Fortive Corp.	7,217	551,307
Franklin Electric Company, Inc.	1,050	60,186
Gardner Denver Holdings, Inc. (A)	4,556	167,114
Gates Industrial Corp. PLC (A)	6,480	89,165
Gencor Industries, Inc. (A)	428	4,995
Graco, Inc.	3,387	176,124
Graham Corp.	354	7,746
Harsco Corp. (A)	1,822	41,924
Helios Technologies, Inc.	745	34,441
Hillenbrand, Inc.	1,658	55,228
Hurco Companies, Inc.	183	7,020
Hyster-Yale Materials Handling, Inc.	304	17,924
IDEX Corp.	1,569	269,868
Illinois Tool Works, Inc.	6,865	1,233,160
ITT, Inc.	1,891	139,764
John Bean Technologies Corp.	712	80,214
Kadant, Inc.	213	22,437
Kennametal, Inc.	1,834	67,656
LB Foster Company, Class A (A)	298	5,775
Lincoln Electric Holdings, Inc.	1,280	123,814
Lindsay Corp.	251	24,093
Lydall, Inc. (A)	473	9,706
Meritor, Inc. (A)	1,815	47,535
Miller Industries, Inc.	317	11,770
Mueller Industries, Inc.	1,297	41,180
Mueller Water Products, Inc., Class A	3,578	42,864
Navistar International Corp. (A)	2,233	64,623
NN, Inc.	766	7,086
Nordson Corp.	1,180	192,151
Omega Flex, Inc.	242	25,964
Oshkosh Corp.	1,500	141,975
PACCAR, Inc.	7,291	576,718
Parker-Hannifin Corp.	2,725	560,860
Park-Ohio Holdings Corp.	337	11,340
Proto Labs, Inc. (A)	606	61,539
RBC Bearings, Inc. (A)	549	86,929
REV Group, Inc.	1,210	14,798
Rexnord Corp. (A)	2,363	77,081
Snap-on, Inc.	1,094	185,324
Spartan Motors, Inc.	915	16,543
SPX Corp. (A)	958	48,743
SPX FLOW, Inc. (A)	977	47,746
Standex International Corp.	280	22,218
Stanley Black & Decker, Inc.	3,214	532,688
Tennant Company	380	29,610
Terex Corp.	1,594	47,469
The Eastern Company	247	7,541
The Gorman-Rupp Company	640	24,000
The Greenbrier Companies, Inc.	759	24,614
The Manitowoc Company, Inc. (A)	898	15,715
The Middleby Corp. (A)	1,198	131,205
The Timken Company	1,685	94,882

The accompanying notes are an integral part of the financial statements.	176

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
The Toro Company	2,191	$174,557
Titan International, Inc.	1,677	6,071
TriMas Corp. (A)	1,035	32,509
Trinity Industries, Inc.	2,871	63,593
Twin Disc, Inc. (A)	354	3,901
Wabash National Corp.	1,110	16,306
WABCO Holdings, Inc. (A)	1,103	149,457
Wabtec Corp.	4,226	328,783
Watts Water Technologies, Inc., Class A	763	76,117
Welbilt, Inc. (A)	3,177	49,593
Woodward, Inc.	1,304	154,446
Xylem, Inc.	3,808	300,032
		13,008,813
Marine – 0.0%
Eagle Bulk Shipping, Inc. (A)	1,931	8,883
Kirby Corp. (A)	1,329	118,985
Matson, Inc.	989	40,351
		168,219
Professional services – 0.4%
Acacia Research Corp. (A)	1,963	5,222
ASGN, Inc. (A)	1,180	83,745
Barrett Business Services, Inc.	185	16,735
CBIZ, Inc. (A)	1,144	30,842
CoStar Group, Inc. (A)	780	466,674
CRA International, Inc.	221	12,038
Equifax, Inc.	2,618	366,834
Exponent, Inc.	1,136	78,395
Forrester Research, Inc. (A)	451	18,807
Franklin Covey Company (A)	384	12,376
FTI Consulting, Inc. (A)	805	89,081
Heidrick & Struggles International, Inc.	481	15,633
Huron Consulting Group, Inc. (A)	481	33,054
ICF International, Inc.	424	38,847
InnerWorkings, Inc. (A)	1,547	8,524
Insperity, Inc.	909	78,210
Kelly Services, Inc., Class A	813	18,358
Kforce, Inc.	550	21,835
Korn Ferry	1,272	53,933
ManpowerGroup, Inc.	1,243	120,695
Mistras Group, Inc. (A)	782	11,159
Resources Connection, Inc.	841	13,734
Robert Half International, Inc.	2,511	158,570
TransUnion	4,051	346,806
TriNet Group, Inc. (A)	1,567	88,708
TrueBlue, Inc. (A)	816	19,633
Upwork, Inc. (A)	2,517	26,856
Verisk Analytics, Inc.	3,498	522,391
Willdan Group, Inc. (A)	264	8,390
		2,766,085
Road and rail – 1.1%
AMERCO	390	146,570
ArcBest Corp.	604	16,670
Avis Budget Group, Inc. (A)	1,696	54,679
Covenant Transportation Group, Inc., Class A (A)	501	6,475
CSX Corp.	17,143	1,240,467
Heartland Express, Inc.	1,859	39,132
Hertz Global Holdings, Inc. (A)	3,198	50,369
J.B. Hunt Transport Services, Inc.	2,186	255,281
Kansas City Southern	2,172	332,664
Knight-Swift Transportation Holdings, Inc. (B)	3,809	136,515
Landstar System, Inc.	714	81,303
Lyft, Inc., Class A (A)(B)	6,539	281,308
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Marten Transport, Ltd.	1,111	$23,875
Norfolk Southern Corp.	5,666	1,099,941
Old Dominion Freight Line, Inc.	1,631	309,531
P.A.M. Transportation Services, Inc. (A)	163	9,407
Roadrunner Transportation Systems, Inc. (A)	897	8,261
Ryder System, Inc.	1,175	63,814
Saia, Inc. (A)	568	52,892
Schneider National, Inc., Class B	3,957	86,342
Uber Technologies, Inc. (A)	36,922	1,098,060
Union Pacific Corp.	15,144	2,737,884
Universal Logistics Holdings, Inc.	670	12,703
Werner Enterprises, Inc.	1,462	53,202
		8,197,345
Trading companies and distributors – 0.3%
Air Lease Corp.	2,369	112,575
Aircastle, Ltd.	1,681	53,809
Applied Industrial Technologies, Inc.	856	57,087
Beacon Roofing Supply, Inc. (A)	1,541	49,281
BMC Stock Holdings, Inc. (A)	1,489	42,719
CAI International, Inc. (A)	420	12,172
DXP Enterprises, Inc. (A)	448	17,835
EVI Industries, Inc. (A)(B)	313	8,464
Fastenal Company (B)	12,330	455,594
Fortress Transportation & Infrastructure Investors LLC	1,753	34,254
Foundation Building Materials, Inc. (A)	1,058	20,472
GATX Corp.	786	65,120
GMS, Inc. (A)	892	24,155
H&E Equipment Services, Inc.	706	23,602
HD Supply Holdings, Inc. (A)	3,656	147,044
Herc Holdings, Inc. (A)	600	29,364
Kaman Corp.	639	42,123
Lawson Products, Inc. (A)	105	5,471
MRC Global, Inc. (A)	1,931	26,339
MSC Industrial Direct Company, Inc., Class A	1,212	95,106
NOW, Inc. (A)	2,361	26,538
Rush Enterprises, Inc., Class A	822	38,223
SiteOne Landscape Supply, Inc. (A)	929	84,214
Systemax, Inc.	915	23,021
Textainer Group Holdings, Ltd. (A)	1,361	14,576
Titan Machinery, Inc. (A)	570	8,425
United Rentals, Inc. (A)	1,653	275,671
Univar Solutions, Inc. (A)	3,773	91,458
Veritiv Corp. (A)	445	8,753
W.W. Grainger, Inc.	1,148	388,621
Watsco, Inc.	795	143,219
WESCO International, Inc. (A)	934	55,470
Willis Lease Finance Corp. (A)	124	7,305
		2,488,080
		70,703,257
Information technology – 21.3%
Communications equipment – 0.9%
Acacia Communications, Inc. (A)	926	62,792
ADTRAN, Inc.	1,229	12,155
Applied Optoelectronics, Inc. (A)(B)	524	6,225
Arista Networks, Inc. (A)	1,665	338,661
CalAmp Corp. (A)	911	8,727
Calix, Inc. (A)	1,502	12,016
Cambium Networks Corp. (A)	750	6,555
Casa Systems, Inc. (A)	2,022	8,270
Ciena Corp. (A)	3,430	146,427
Cisco Systems, Inc.	91,775	4,401,529

The accompanying notes are an integral part of the financial statements.	177

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
Clearfield, Inc. (A)	533	$7,430
CommScope Holding Company, Inc. (A)	4,356	61,812
Comtech Telecommunications Corp.	580	20,584
DASAN Zhone Solutions, Inc. (A)	641	5,679
Digi International, Inc. (A)	773	13,698
EchoStar Corp., Class A (A)	2,175	94,199
Extreme Networks, Inc. (A)	2,924	21,550
F5 Networks, Inc. (A)	1,305	182,243
Harmonic, Inc. (A)	2,313	18,041
Infinera Corp. (A)	3,517	27,925
Inseego Corp. (A)(B)	1,842	13,502
InterDigital, Inc.	715	38,960
Juniper Networks, Inc.	7,606	187,336
KVH Industries, Inc. (A)	618	6,878
Lumentum Holdings, Inc. (A)	1,719	136,317
Motorola Solutions, Inc.	3,551	572,208
NETGEAR, Inc. (A)	720	17,647
NetScout Systems, Inc. (A)	1,747	42,050
Plantronics, Inc.	909	24,852
Powerwave Technologies, Inc. (A)(C)	912	0
Ribbon Communications, Inc. (A)	2,652	8,221
Ubiquiti, Inc. (B)	1,464	276,667
ViaSat, Inc. (A)	1,374	100,570
Viavi Solutions, Inc. (A)	5,185	77,775
		6,959,501
Electronic equipment, instruments and components – 0.7%
Akoustis Technologies, Inc. (A)	884	7,072
Amphenol Corp., Class A	6,298	681,633
Anixter International, Inc. (A)	755	69,536
Arlo Technologies, Inc. (A)	1,497	6,302
Arrow Electronics, Inc. (A)	1,757	148,888
Avnet, Inc.	2,307	97,909
AVX Corp.	3,760	76,967
Badger Meter, Inc.	658	42,724
Bel Fuse, Inc., Class B	346	7,093
Belden, Inc.	915	50,325
Benchmark Electronics, Inc.	800	27,488
CDW Corp.	3,055	436,376
Cognex Corp.	3,720	208,469
Coherent, Inc. (A)	539	89,663
Corning, Inc.	16,887	491,581
CTS Corp.	670	20,107
Daktronics, Inc.	1,241	7,558
Dolby Laboratories, Inc., Class A	2,233	153,630
ePlus, Inc. (A)	286	24,107
FARO Technologies, Inc. (A)	415	20,895
Fitbit, Inc., Class A (A)	6,096	40,051
FLIR Systems, Inc.	2,876	149,753
II-VI, Inc. (A)	2,025	68,182
Insight Enterprises, Inc. (A)	780	54,826
IPG Photonics Corp. (A)	1,162	168,397
Iteris, Inc. (A)	1,032	5,150
Itron, Inc. (A)	894	75,051
Jabil, Inc.	3,266	134,984
KEMET Corp.	1,301	35,192
Keysight Technologies, Inc. (A)	4,050	415,652
Kimball Electronics, Inc. (A)	702	12,320
Knowles Corp. (A)	2,030	42,935
Littelfuse, Inc.	544	104,067
Methode Electronics, Inc.	826	32,503
MTS Systems Corp.	460	22,094
Napco Security Technologies, Inc. (A)	429	12,608
National Instruments Corp.	2,934	124,226
nLight, Inc. (A)	864	17,522
Novanta, Inc. (A)	785	69,425
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
OSI Systems, Inc. (A)	413	$41,606
PAR Technology Corp. (A)	370	11,374
PC Connection, Inc.	517	25,674
Plexus Corp. (A)	664	51,088
Rogers Corp. (A)	418	52,137
Sanmina Corp. (A)	1,562	53,483
ScanSource, Inc. (A)	591	21,837
SYNNEX Corp.	1,088	140,134
Tech Data Corp. (A)	776	111,434
Trimble, Inc. (A)	5,447	227,085
TTM Technologies, Inc. (A)	2,426	36,511
Vishay Intertechnology, Inc.	3,137	66,787
Vishay Precision Group, Inc. (A)	338	11,492
Zebra Technologies Corp., Class A (A)	1,169	298,609
		5,402,512
IT services – 4.6%
Akamai Technologies, Inc. (A)	3,511	303,280
Alliance Data Systems Corp.	1,131	126,898
Automatic Data Processing, Inc.	9,246	1,576,443
Black Knight, Inc. (A)	3,195	206,014
Booz Allen Hamilton Holding Corp.	2,981	212,039
Brightcove, Inc. (A)	1,068	9,281
Broadridge Financial Solutions, Inc.	2,420	298,967
CACI International, Inc., Class A (A)	537	134,245
Cardtronics PLC, Class A (A)	1,005	44,873
Cass Information Systems, Inc.	256	14,781
Cognizant Technology Solutions Corp., Class A	11,821	733,138
Conduent, Inc. (A)	4,787	29,679
CoreLogic, Inc. (A)	1,781	77,848
CSG Systems International, Inc.	756	39,146
DXC Technology Company	5,773	217,007
Endurance International Group Holdings, Inc. (A)	3,487	16,389
EPAM Systems, Inc. (A)	1,194	253,319
Euronet Worldwide, Inc. (A)	1,180	185,921
Evo Payments, Inc., Class A (A)	1,905	50,311
ExlService Holdings, Inc. (A)	771	53,554
Fastly, Inc., Class A (A)	2,096	42,067
Fidelity National Information Services, Inc.	13,191	1,834,736
Fiserv, Inc. (A)	14,572	1,684,960
FleetCor Technologies, Inc. (A)	1,854	533,433
Gartner, Inc. (A)	1,968	303,269
Genpact, Ltd.	4,248	179,138
Global Payments, Inc.	6,493	1,185,362
GoDaddy, Inc., Class A (A)	3,890	264,209
GreenSky, Inc., Class A (A)	4,050	36,045
I3 Verticals, Inc., Class A (A)	606	17,120
IBM Corp.	18,944	2,539,254
Information Services Group, Inc. (A)	1,725	4,364
Jack Henry & Associates, Inc.	1,629	237,296
KBR, Inc.	3,146	95,953
Leidos Holdings, Inc.	3,099	303,361
Limelight Networks, Inc. (A)	3,034	12,379
LiveRamp Holdings, Inc. (A)	1,530	73,547
ManTech International Corp., Class A	902	72,052
Mastercard, Inc., Class A	21,833	6,519,115
MAXIMUS, Inc.	1,361	101,245
MoneyGram International, Inc. (A)	1,519	3,190
MongoDB, Inc. (A)(B)	1,235	162,538
NIC, Inc.	1,395	31,178
Okta, Inc. (A)	2,541	293,155
Paychex, Inc.	7,592	645,776
PayPal Holdings, Inc. (A)	25,331	2,740,054

The accompanying notes are an integral part of the financial statements.	178

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Paysign, Inc. (A)(B)	1,105	$11,216
Perficient, Inc. (A)	769	35,428
Perspecta, Inc.	3,630	95,977
Sabre Corp.	6,071	136,233
Science Applications International Corp.	1,266	110,167
ServiceSource International, Inc. (A)	2,601	4,344
Square, Inc., Class A (A)	9,288	581,057
StarTek, Inc. (A)	653	5,211
Switch, Inc., Class A	5,548	82,221
Sykes Enterprises, Inc. (A)	931	34,438
The Hackett Group, Inc.	787	12,702
The Western Union Company	9,005	241,154
TTEC Holdings, Inc.	1,058	41,918
Twilio, Inc., Class A (A)	2,930	287,960
Unisys Corp. (A)	1,411	16,734
VeriSign, Inc. (A)	2,511	483,819
Verra Mobility Corp. (A)	3,635	50,854
Virtusa Corp. (A)	634	28,739
Visa, Inc., Class A	42,688	8,021,075
WEX, Inc. (A)	955	200,034
		34,979,210
Semiconductors and semiconductor equipment – 3.7%
ACM Research, Inc., Class A (A)	406	7,491
Adesto Technologies Corp. (A)(B)	868	7,378
Advanced Energy Industries, Inc. (A)	849	60,449
Advanced Micro Devices, Inc. (A)	23,442	1,075,050
Alpha & Omega Semiconductor, Ltd. (A)	677	9,221
Ambarella, Inc. (A)	747	45,238
Amkor Technology, Inc. (A)	5,407	70,291
Analog Devices, Inc.	7,902	939,074
Applied Materials, Inc.	19,743	1,205,113
Axcelis Technologies, Inc. (A)	810	19,517
Broadcom, Inc.	8,538	2,698,179
Brooks Automation, Inc.	1,636	68,647
Cabot Microelectronics Corp.	628	90,633
CEVA, Inc. (A)	553	14,909
Cirrus Logic, Inc. (A)	1,278	105,320
Cohu, Inc.	1,040	23,764
Cree, Inc. (A)	2,392	110,391
Cypress Semiconductor Corp.	7,878	183,794
Diodes, Inc. (A)	1,104	62,232
DSP Group, Inc. (A)	633	9,963
Enphase Energy, Inc. (A)(B)	2,399	62,686
Entegris, Inc.	2,799	140,202
First Solar, Inc. (A)	2,319	129,771
FormFactor, Inc. (A)	1,518	39,422
Ichor Holdings, Ltd. (A)	384	12,776
Impinj, Inc. (A)	523	13,525
Inphi Corp. (A)	1,031	76,315
Intel Corp.	94,982	5,684,673
KLA Corp.	3,371	600,611
Kulicke & Soffa Industries, Inc.	1,453	39,522
Lam Research Corp.	3,083	901,469
Lattice Semiconductor Corp. (A)	3,017	57,745
MACOM Technology Solutions Holdings, Inc. (A)	1,335	35,511
Marvell Technology Group, Ltd.	14,338	380,817
Maxim Integrated Products, Inc.	5,628	346,178
MaxLinear, Inc. (A)	1,515	32,148
Microchip Technology, Inc.	5,081	532,082
Micron Technology, Inc. (A)	23,738	1,276,630
MKS Instruments, Inc.	1,177	129,482
Monolithic Power Systems, Inc.	922	164,134
NeoPhotonics Corp. (A)	1,298	11,448
NVE Corp.	133	9,496
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
NVIDIA Corp.	13,113	$3,085,489
ON Semiconductor Corp. (A)	8,977	218,859
Onto Innovation, Inc. (A)	982	35,882
PDF Solutions, Inc. (A)	908	15,336
Photronics, Inc. (A)	1,580	24,901
Pixelworks, Inc. (A)	1,308	5,127
Power Integrations, Inc.	648	64,094
Qorvo, Inc. (A)	2,550	296,387
QUALCOMM, Inc.	26,148	2,307,038
Rambus, Inc. (A)	2,510	34,575
Semtech Corp. (A)	1,497	79,191
Silicon Laboratories, Inc. (A)	946	109,717
Skyworks Solutions, Inc.	3,657	442,058
SMART Global Holdings, Inc. (A)	545	20,677
SunPower Corp. (A)	3,145	24,531
Synaptics, Inc. (A)	681	44,789
Teradyne, Inc.	3,624	247,121
Texas Instruments, Inc.	19,952	2,559,642
Ultra Clean Holdings, Inc. (A)	903	21,193
Universal Display Corp.	1,026	211,428
Veeco Instruments, Inc. (A)	1,257	18,459
Xilinx, Inc.	5,399	527,860
Xperi Corp.	1,020	18,870
		27,896,521
Software – 7.2%
2U, Inc. (A)	1,449	34,762
8x8, Inc. (A)	2,278	41,687
A10 Networks, Inc. (A)	1,971	13,541
ACI Worldwide, Inc. (A)	2,569	97,327
Adobe, Inc. (A)	10,444	3,444,536
Agilysys, Inc. (A)	633	16,085
Alarm.com Holdings, Inc. (A)	1,092	46,923
Altair Engineering, Inc., Class A (A)(B)	1,654	59,395
Alteryx, Inc., Class A (A)(B)	1,407	140,798
American Software, Inc., Class A	832	12,380
Anaplan, Inc. (A)	2,892	151,541
ANSYS, Inc. (A)(B)	1,789	460,506
Appfolio, Inc., Class A (A)(B)	778	85,541
Appian Corp. (A)(B)	1,440	55,022
Aspen Technology, Inc. (A)	1,505	182,000
Autodesk, Inc. (A)	4,765	874,187
Avalara, Inc. (A)	1,694	124,086
Avaya Holdings Corp. (A)	2,485	33,548
Benefitfocus, Inc. (A)	765	16,784
Blackbaud, Inc.	1,102	87,719
Blackline, Inc. (A)	1,257	64,811
Bottomline Technologies DE, Inc. (A)	936	50,170
Box, Inc., Class A (A)	3,262	54,736
Cadence Design Systems, Inc. (A)	6,002	416,299
CDK Global, Inc.	2,679	146,488
Cerence, Inc. (A)	841	19,032
Ceridian HCM Holding, Inc. (A)	3,183	216,062
ChannelAdvisor Corp. (A)	737	6,662
Cision, Ltd. (A)	3,436	34,257
Citrix Systems, Inc.	2,805	311,075
Cloudera, Inc. (A)(B)	5,998	69,757
CommVault Systems, Inc. (A)	1,024	45,711
Cornerstone OnDemand, Inc. (A)	1,358	79,511
Coupa Software, Inc. (A)	1,378	201,533
Crowdstrike Holdings, Inc., Class A (A)(B)	4,564	227,607
Digimarc Corp. (A)	311	10,437
DocuSign, Inc. (A)	3,820	283,100
Domo, Inc., Class B (A)	695	15,095
Dropbox, Inc., Class A (A)	9,210	164,951
Dynatrace, Inc. (A)	5,473	138,467

The accompanying notes are an integral part of the financial statements.	179

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Ebix, Inc.	700	$23,387
eGain Corp. (A)	942	7,461
Envestnet, Inc. (A)	1,169	81,397
Everbridge, Inc. (A)	767	59,887
Fair Isaac Corp. (A)	627	234,924
FireEye, Inc. (A)	4,849	80,154
Five9, Inc. (A)	1,349	88,467
ForeScout Technologies, Inc. (A)	1,102	36,146
Fortinet, Inc. (A)	3,716	396,720
GlobalSCAPE, Inc.	565	5,554
Guidewire Software, Inc. (A)	1,827	200,550
HubSpot, Inc. (A)	949	150,417
Instructure, Inc. (A)	801	38,616
Intelligent Systems Corp. (A)	199	7,948
Intuit, Inc.	5,581	1,461,831
j2 Global, Inc.	989	92,679
LivePerson, Inc. (A)	1,485	54,945
LogMeIn, Inc.	1,104	94,657
Manhattan Associates, Inc. (A)	1,443	115,079
Medallia, Inc. (A)(B)	2,250	69,998
Microsoft Corp.	164,163	25,888,505
MicroStrategy, Inc., Class A (A)	236	33,661
Mitek Systems, Inc. (A)	911	6,969
MobileIron, Inc. (A)	2,654	12,898
Model N, Inc. (A)	804	28,196
New Relic, Inc. (A)	1,312	86,212
NortonLifeLock, Inc.	13,403	342,045
Nuance Communications, Inc. (A)	6,384	113,827
Nutanix, Inc., Class A (A)	4,176	130,542
OneSpan, Inc. (A)	1,010	17,291
Oracle Corp.	71,679	3,797,553
Pagerduty, Inc. (A)	1,711	40,020
Palo Alto Networks, Inc. (A)	2,079	480,769
Paycom Software, Inc. (A)	1,269	335,980
Paylocity Holding Corp. (A)	1,181	142,688
Pegasystems, Inc.	1,774	141,299
Pluralsight, Inc., Class A (A)	3,181	54,745
Progress Software Corp.	987	41,010
Proofpoint, Inc. (A)	1,258	144,393
PROS Holdings, Inc. (A)	881	52,790
PTC, Inc. (A)	2,564	192,018
Q2 Holdings, Inc. (A)	1,026	83,188
Qualys, Inc. (A)	883	73,616
Rapid7, Inc. (A)	1,096	61,398
RealPage, Inc. (A)	2,123	114,111
Rimini Street, Inc. (A)	1,519	5,894
RingCentral, Inc., Class A (A)	1,576	265,824
SailPoint Technologies Holding, Inc. (A)	2,028	47,861
salesforce.com, Inc. (A)	18,936	3,079,751
SecureWorks Corp., Class A (A)	1,619	26,973
ServiceNow, Inc. (A)	4,064	1,147,348
ShotSpotter, Inc. (A)	262	6,681
Slack Technologies, Inc., Class A (A)(B)	4,350	97,788
Smartsheet, Inc., Class A (A)	2,404	107,988
SolarWinds Corp. (A)(B)	6,958	129,071
Splunk, Inc. (A)	3,290	492,743
SPS Commerce, Inc. (A)	790	43,782
SS&C Technologies Holdings, Inc.	5,525	339,235
SVMK, Inc. (A)	3,036	54,253
Synchronoss Technologies, Inc. (A)	1,289	6,123
Synopsys, Inc. (A)	3,204	445,997
Telaria, Inc. (A)	648	5,709
Telenav, Inc. (A)	1,283	6,235
Tenable Holdings, Inc. (A)	2,218	53,143
Teradata Corp. (A)	2,552	68,317
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
The Trade Desk, Inc., Class A (A)(B)	979	$254,325
THQ, Inc. (A)(C)	234	0
TiVo Corp.	2,831	24,007
Tyler Technologies, Inc. (A)	835	250,517
Upland Software, Inc. (A)	562	20,069
Varonis Systems, Inc. (A)	692	53,775
Verint Systems, Inc. (A)	1,470	81,379
VirnetX Holding Corp. (A)	1,593	6,053
VMware, Inc., Class A (A)	8,801	1,335,904
Workday, Inc., Class A (A)	4,946	813,370
Workiva, Inc. (A)	1,029	43,269
Yext, Inc. (A)	2,503	36,093
Zendesk, Inc. (A)(B)	2,484	190,349
Zix Corp. (A)	1,522	10,319
Zoom Video Communications, Inc., Class A (A)	5,952	404,974
Zscaler, Inc. (A)(B)	2,811	130,712
Zuora, Inc., Class A (A)	2,555	36,613
		54,373,114
Technology hardware, storage and peripherals – 4.2%
3D Systems Corp. (A)	2,768	24,220
Apple, Inc.	97,159	28,530,694
AstroNova, Inc.	273	3,746
Avid Technology, Inc. (A)	1,126	9,661
Dell Technologies, Inc., Class C (A)	15,488	795,928
Diebold Nixdorf, Inc. (A)	1,867	19,716
Hewlett Packard Enterprise Company	28,158	446,586
HP, Inc.	31,700	651,435
Immersion Corp. (A)	912	6,776
Intevac, Inc. (A)	912	6,439
NCR Corp. (A)	2,690	94,580
NetApp, Inc.	5,149	320,525
Pure Storage, Inc., Class A (A)	5,743	98,263
Western Digital Corp.	6,451	409,445
Xerox Holdings Corp.	4,808	177,271
		31,595,285
		161,206,143
Materials – 2.4%
Chemicals – 1.4%
A. Schulman, Inc. (A)(C)	827	358
AdvanSix, Inc. (A)	524	10,459
Air Products & Chemicals, Inc.	4,665	1,096,228
Albemarle Corp.	2,354	171,936
American Vanguard Corp.	823	16,024
Amyris, Inc. (A)(B)	1,494	4,616
Ashland Global Holdings, Inc.	1,336	102,244
Axalta Coating Systems, Ltd. (A)	5,204	158,202
Balchem Corp.	732	74,393
Cabot Corp.	1,285	61,063
Celanese Corp.	2,593	319,250
CF Industries Holdings, Inc.	4,798	229,057
Chase Corp.	194	22,985
Ciner Resources LP	434	7,530
Corteva, Inc.	16,681	493,090
CVR Nitrogen LP (A)(C)	1,086	195
Dow, Inc.	16,026	877,103
DuPont de Nemours, Inc.	16,235	1,042,287
Eastman Chemical Company	2,917	231,201
Ecolab, Inc.	6,132	1,183,415
Ferro Corp. (A)	1,781	26,412
FMC Corp.	2,812	280,694
FutureFuel Corp.	1,130	14,001
GCP Applied Technologies, Inc. (A)	1,668	37,880
Hawkins, Inc.	295	13,514

The accompanying notes are an integral part of the financial statements.	180

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
HB Fuller Company	1,147	$59,151
Huntsman Corp.	5,119	123,675
Ingevity Corp. (A)	939	82,050
Innophos Holdings, Inc.	487	15,574
Innospec, Inc.	557	57,616
International Flavors & Fragrances, Inc. (B)	2,339	301,778
Intrepid Potash, Inc. (A)	3,517	9,531
Koppers Holdings, Inc. (A)	515	19,683
Kraton Corp. (A)	763	19,319
Kronos Worldwide, Inc.	2,672	35,805
Livent Corp. (A)	3,377	28,873
Marrone Bio Innovations, Inc. (A)	4,335	4,378
Minerals Technologies, Inc.	783	45,124
NewMarket Corp.	224	108,980
Olin Corp.	3,690	63,653
OMNOVA Solutions, Inc. (A)	1,196	12,092
PolyOne Corp.	1,723	63,389
PPG Industries, Inc.	5,020	670,120
PQ Group Holdings, Inc. (A)	3,097	53,206
Quaker Chemical Corp.	313	51,495
Rayonier Advanced Materials, Inc.	1,194	4,585
RPM International, Inc.	2,779	213,316
Sensient Technologies Corp.	938	61,992
Stepan Company	508	52,040
The Chemours Company	3,657	66,155
The Mosaic Company	8,587	185,823
The Scotts Miracle-Gro Company	1,202	127,628
The Sherwin-Williams Company	1,981	1,155,993
Trecora Resources (A)	757	5,413
Tredegar Corp.	832	18,595
Trinseo SA	883	32,856
Valhi, Inc.	7,927	14,823
Valvoline, Inc.	4,191	89,729
W.R. Grace & Company	1,472	102,819
Westlake Chemical Corp.	2,830	198,525
Westlake Chemical Partners LP	859	22,695
		10,652,616
Construction materials – 0.1%
Eagle Materials, Inc.	929	84,223
Forterra, Inc. (A)	1,629	18,831
Martin Marietta Materials, Inc.	1,319	368,845
Summit Materials, Inc., Class A (A)	2,525	60,348
U.S. Concrete, Inc. (A)	404	16,831
United States Lime & Minerals, Inc.	154	13,906
Vulcan Materials Company	2,779	400,148
		963,132
Containers and packaging – 0.4%
AptarGroup, Inc.	1,305	150,884
Avery Dennison Corp.	1,756	229,720
Ball Corp.	7,168	463,555
Berry Global Group, Inc. (A)	2,940	139,621
Crown Holdings, Inc. (A)	2,944	213,558
Graphic Packaging Holding Company	6,566	109,324
Greif, Inc., Class A	1,092	48,266
International Paper Company	8,385	386,129
Myers Industries, Inc.	844	14,078
O-I Glass, Inc.	3,463	41,314
Packaging Corp. of America	1,986	222,412
Sealed Air Corp.	3,387	134,904
Silgan Holdings, Inc.	2,253	70,023
Sonoco Products Company	2,017	124,489
UFP Technologies, Inc. (A)	81	4,018
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Containers and packaging (continued)
Westrock Company	5,734	$246,046
		2,598,341
Metals and mining – 0.5%
AK Steel Holding Corp. (A)	7,429	24,441
Alcoa Corp. (A)	4,175	89,804
Allegheny Technologies, Inc. (A)(B)	2,823	58,323
Carpenter Technology Corp.	1,071	53,314
Century Aluminum Company (A)	2,194	16,488
Cleveland-Cliffs, Inc. (B)	6,010	50,484
Coeur Mining, Inc. (A)	5,000	40,400
Commercial Metals Company	2,659	59,216
Compass Minerals International, Inc.	766	46,695
Freeport-McMoRan, Inc.	32,292	423,671
Haynes International, Inc.	334	11,951
Hecla Mining Company	11,875	40,256
Kaiser Aluminum Corp.	367	40,697
Materion Corp.	423	25,147
Mayville Engineering Company, Inc. (A)	522	4,896
Newmont Goldcorp Corp.	18,184	790,095
Nucor Corp.	6,531	367,565
Olympic Steel, Inc.	344	6,164
Ramaco Resources, Inc. (A)	1,205	4,314
Reliance Steel & Aluminum Company	1,427	170,898
Royal Gold, Inc.	1,466	179,219
Ryerson Holding Corp. (A)	938	11,097
Schnitzer Steel Industries, Inc., Class A	654	14,179
Southern Copper Corp.	17,178	729,721
Steel Dynamics, Inc.	4,853	165,196
SunCoke Energy, Inc.	2,298	14,317
TimkenSteel Corp. (A)	1,209	9,503
United States Steel Corp. (B)	3,783	43,164
Warrior Met Coal, Inc.	1,138	24,046
Worthington Industries, Inc.	1,259	53,105
		3,568,366
Paper and forest products – 0.0%
Boise Cascade Company	875	31,964
Clearwater Paper Corp. (A)	458	9,783
Louisiana-Pacific Corp.	2,778	82,423
Neenah, Inc.	345	24,298
PH Glatfelter Company	1,101	20,148
Schweitzer-Mauduit International, Inc.	627	26,328
Verso Corp., Class A (A)	864	15,578
		210,522
		17,992,977
Real estate – 3.7%
Equity real estate investment trusts – 3.6%
Acadia Realty Trust	1,929	50,019
Agree Realty Corp.	897	62,942
Alexander & Baldwin, Inc.	1,588	33,284
Alexander's, Inc.	117	38,651
Alexandria Real Estate Equities, Inc.	2,471	399,264
American Assets Trust, Inc.	1,312	60,221
American Campus Communities, Inc.	3,047	143,300
American Finance Trust, Inc.	2,492	33,044
American Homes 4 Rent, Class A	6,712	175,922
American Tower Corp.	9,535	2,191,334
Americold Realty Trust	4,209	147,568
Apartment Investment & Management Company, A Shares	3,176	164,040
Apple Hospitality REIT, Inc.	4,976	80,860
Armada Hoffler Properties, Inc.	1,229	22,552
Ashford Hospitality Trust, Inc.	2,875	8,021
AvalonBay Communities, Inc.	2,941	616,728
Bluerock Residential Growth REIT, Inc.	692	8,339

The accompanying notes are an integral part of the financial statements.	181

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Boston Properties, Inc.	3,347	$461,417
Braemar Hotels & Resorts, Inc.	978	8,734
Brandywine Realty Trust	4,004	63,063
Brixmor Property Group, Inc.	6,645	143,598
Camden Property Trust	1,982	210,290
CareTrust REIT, Inc.	2,093	43,179
CatchMark Timber Trust, Inc., Class A	1,240	14,223
CBL & Associates Properties, Inc.	4,721	4,957
Cedar Realty Trust, Inc.	2,623	7,738
Chatham Lodging Trust	1,057	19,385
CIM Commercial Trust Corp.	337	4,887
Clipper Realty, Inc.	674	7,144
Colony Capital, Inc.	11,325	53,794
Columbia Property Trust, Inc.	2,641	55,223
Community Healthcare Trust, Inc.	472	20,230
CoreCivic, Inc.	2,677	46,526
CorEnergy Infrastructure Trust, Inc.	318	14,218
CorePoint Lodging, Inc.	1,422	15,187
CoreSite Realty Corp.	833	93,396
Corporate Office Properties Trust	2,524	74,155
Cousins Properties, Inc.	3,276	134,971
Crown Castle International Corp.	8,957	1,273,238
CubeSmart	4,293	135,144
CyrusOne, Inc.	2,532	165,669
DiamondRock Hospitality Company	4,569	50,625
Digital Realty Trust, Inc.	4,546	544,338
Douglas Emmett, Inc.	3,898	171,122
Duke Realty Corp.	7,964	276,112
Easterly Government Properties, Inc.	1,561	37,043
EastGroup Properties, Inc.	840	111,443
Empire State Realty Trust, Inc., Class A	4,008	55,952
EPR Properties	1,653	116,768
Equinix, Inc.	1,830	1,068,171
Equity Commonwealth	2,668	87,590
Equity LifeStyle Properties, Inc.	3,682	259,176
Equity Residential	7,876	637,326
Essential Properties Realty Trust, Inc.	1,324	32,848
Essex Property Trust, Inc.	1,373	413,081
Extra Space Storage, Inc.	2,714	286,653
Farmland Partners, Inc.	930	6,305
Federal Realty Investment Trust	1,608	206,998
First Industrial Realty Trust, Inc.	2,849	118,262
Four Corners Property Trust, Inc.	1,603	45,189
Franklin Street Properties Corp.	2,261	19,354
Front Yard Residential Corp.	1,473	18,177
Gaming and Leisure Properties, Inc.	4,423	190,410
Getty Realty Corp.	1,021	33,560
Gladstone Commercial Corp.	793	17,335
Gladstone Land Corp.	554	7,185
Global Medical REIT, Inc.	854	11,298
Global Net Lease, Inc.	2,037	41,310
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,459	46,951
Healthcare Realty Trust, Inc.	2,916	97,307
Healthcare Trust of America, Inc., Class A	4,586	138,864
Healthpeak Properties, Inc.	10,629	366,382
Hersha Hospitality Trust	1,090	15,860
Highwoods Properties, Inc.	2,300	112,493
Host Hotels & Resorts, Inc.	16,125	299,119
Hudson Pacific Properties, Inc.	3,462	130,344
Independence Realty Trust, Inc.	2,197	30,934
Industrial Logistics Properties Trust	1,490	33,406
Innovative Industrial Properties, Inc.	259	19,650
Investors Real Estate Trust	226	16,385
Invitation Homes, Inc.	11,989	359,310
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Iron Mountain, Inc.	6,394	$203,777
iStar, Inc.	1,236	17,934
JBG SMITH Properties	3,017	120,348
Jernigan Capital, Inc.	373	7,139
Kilroy Realty Corp.	2,238	187,768
Kimco Realty Corp.	9,414	194,964
Kite Realty Group Trust	1,853	36,189
Lamar Advertising Company, Class A	2,080	185,661
Lexington Realty Trust	5,397	57,316
Liberty Property Trust	3,290	197,565
Life Storage, Inc.	1,032	111,745
LTC Properties, Inc.	906	40,562
Mack-Cali Realty Corp.	2,122	49,082
Medical Properties Trust, Inc.	9,934	209,707
MGM Growth Properties LLC, Class A	2,079	64,387
Mid-America Apartment Communities, Inc.	2,400	316,464
Monmouth Real Estate Investment Corp.	2,045	29,612
National Health Investors, Inc.	880	71,702
National Retail Properties, Inc.	3,402	182,415
National Storage Affiliates Trust	1,224	41,151
New Senior Investment Group, Inc.	2,335	17,863
New York REIT Liquidating LLC (A)(C)	457	8,290
NexPoint Residential Trust, Inc.	612	27,540
Office Properties Income Trust	1,161	37,315
Omega Healthcare Investors, Inc.	4,738	200,654
One Liberty Properties, Inc.	540	14,683
Outfront Media, Inc.	3,181	85,314
Paramount Group, Inc.	5,267	73,317
Park Hotels & Resorts, Inc.	5,297	137,033
Pebblebrook Hotel Trust	2,924	78,392
Pennsylvania Real Estate Investment Trust	1,986	10,585
Physicians Realty Trust	4,240	80,306
Piedmont Office Realty Trust, Inc., Class A	2,837	63,095
Plymouth Industrial REIT, Inc.	404	7,430
PotlatchDeltic Corp.	1,494	64,645
Preferred Apartment Communities, Inc., Class A	891	11,868
Prologis, Inc.	13,639	1,215,780
PS Business Parks, Inc.	476	78,478
Public Storage	3,697	787,313
QTS Realty Trust, Inc., Class A	1,284	69,683
Rayonier, Inc.	2,876	94,218
Realty Income Corp.	6,733	495,751
Regency Centers Corp.	3,725	235,010
Retail Opportunity Investments Corp.	2,606	46,022
Retail Properties of America, Inc., Class A	4,836	64,802
Retail Value, Inc.	474	17,443
Rexford Industrial Realty, Inc.	2,442	111,526
RLJ Lodging Trust	3,872	68,612
RPT Realty	1,545	23,237
Ryman Hospitality Properties, Inc.	1,149	99,572
Sabra Health Care REIT, Inc.	4,121	87,942
Safehold, Inc.	716	28,855
Saul Centers, Inc.	494	26,073
SBA Communications Corp.	2,466	594,281
Senior Housing Properties Trust	5,216	44,023
Seritage Growth Properties, Class A	900	36,072
Service Properties Trust	3,661	89,072
Simon Property Group, Inc.	6,626	987,009
SITE Centers Corp.	4,050	56,781
SL Green Realty Corp.	1,812	166,487
Spirit Realty Capital, Inc.	2,024	99,540
STAG Industrial, Inc.	2,912	91,932
STORE Capital Corp.	5,094	189,701

The accompanying notes are an integral part of the financial statements.	182

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Summit Hotel Properties, Inc.	2,173	$26,815
Sun Communities, Inc.	1,906	286,091
Sunstone Hotel Investors, Inc.	5,028	69,990
Tanger Factory Outlet Centers, Inc.	2,151	31,684
Taubman Centers, Inc.	1,380	42,904
Terreno Realty Corp.	1,416	76,662
The Macerich Company	3,169	85,309
UDR, Inc.	6,435	300,515
UMH Properties, Inc.	958	15,069
Uniti Group, Inc.	4,409	36,198
Universal Health Realty Income Trust	293	34,386
Urban Edge Properties	2,755	52,841
Urstadt Biddle Properties, Inc., Class A	889	22,083
Ventas, Inc.	8,114	468,502
VEREIT, Inc.	21,887	202,236
VICI Properties, Inc.	9,506	242,878
Vornado Realty Trust	3,861	256,757
Washington Prime Group, Inc.	4,667	16,988
Washington Real Estate Investment Trust	1,849	53,954
Weingarten Realty Investors	2,860	89,346
Welltower, Inc.	8,749	715,493
Weyerhaeuser Company	16,492	498,058
Whitestone REIT	991	13,497
Winthrop Realty Trust (A)(C)	1,052	80
WP Carey, Inc.	3,653	292,386
Xenia Hotels & Resorts, Inc.	2,563	55,386
		26,972,232
Real estate management and development – 0.1%
CBRE Group, Inc., Class A (A)	7,166	439,204
eXp World Holdings, Inc. (A)	1,472	16,678
Five Point Holdings LLC, Class A (A)	2,953	20,523
Forestar Group, Inc. (A)	1,147	23,915
FRP Holdings, Inc. (A)	267	13,299
Griffin Industrial Realty, Inc.	208	8,226
Jones Lang LaSalle, Inc.	1,118	194,633
Kennedy-Wilson Holdings, Inc.	3,262	72,743
Landmark Infrastructure Partners LP	598	9,807
Marcus & Millichap, Inc. (A)	815	30,359
Maui Land & Pineapple Company, Inc. (A)	514	5,783
Newmark Group, Inc., Class A	4,041	54,372
Rafael Holdings, Inc., Class B (A)	333	5,941
RE/MAX Holdings, Inc., Class A	448	17,244
Redfin Corp. (A)	2,050	43,337
Tejon Ranch Company (A)	613	9,796
The Howard Hughes Corp. (A)	959	121,601
The RMR Group, Inc., Class A	720	32,861
The St. Joe Company (A)	1,427	28,297
		1,148,619
		28,120,851
Utilities – 3.0%
Electric utilities – 1.7%
ALLETE, Inc.	1,103	89,531
Alliant Energy Corp.	4,837	264,681
American Electric Power Company, Inc.	10,451	987,724
Avangrid, Inc.	6,753	345,483
Duke Energy Corp.	15,596	1,422,511
Edison International	7,559	570,024
El Paso Electric Company	924	62,730
Entergy Corp.	4,251	509,270
Evergy, Inc.	5,132	334,042
Eversource Energy	6,790	577,625
Exelon Corp.	20,972	956,113
FirstEnergy Corp.	11,611	564,295
Genie Energy, Ltd., B Shares	527	4,074
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Hawaiian Electric Industries, Inc.	2,224	$104,217
IDACORP, Inc.	1,069	114,169
MGE Energy, Inc.	823	64,869
NextEra Energy, Inc.	10,448	2,530,088
OGE Energy Corp.	4,344	193,178
Otter Tail Corp.	936	48,007
PG&E Corp. (A)	11,771	127,951
Pinnacle West Capital Corp.	2,268	203,961
PNM Resources, Inc.	1,800	91,278
Portland General Electric Company	1,982	110,576
PPL Corp.	15,412	552,983
Spark Energy, Inc., Class A	934	8,621
The Southern Company	22,318	1,421,657
Xcel Energy, Inc.	10,805	686,009
		12,945,667
Gas utilities – 0.2%
Atmos Energy Corp.	2,363	264,325
Chesapeake Utilities Corp.	361	34,595
National Fuel Gas Company	1,966	91,498
New Jersey Resources Corp.	1,989	88,650
Northwest Natural Holding Company	666	49,104
ONE Gas, Inc.	1,068	99,933
RGC Resources, Inc.	260	7,431
South Jersey Industries, Inc.	2,107	69,489
Southwest Gas Holdings, Inc.	1,189	90,328
Spire, Inc.	1,072	89,308
Star Group LP	997	9,432
Suburban Propane Partners LP	1,457	31,835
UGI Corp.	4,554	205,659
		1,131,587
Independent power and renewable electricity producers – 0.1%
AES Corp.	14,650	291,535
Atlantic Power Corp. (A)	3,721	8,670
NextEra Energy Partners LP (B)	1,308	68,866
NRG Energy, Inc.	5,648	224,508
Ormat Technologies, Inc.	1,152	85,847
TerraForm Power, Inc., Class A	4,743	72,995
Vistra Energy Corp.	10,821	248,775
		1,001,196
Multi-utilities – 0.9%
Ameren Corp.	5,168	396,902
Avista Corp.	1,492	71,750
Black Hills Corp.	1,367	107,364
CenterPoint Energy, Inc.	11,173	304,688
CMS Energy Corp.	5,947	373,709
Consolidated Edison, Inc.	6,961	629,762
Dominion Energy, Inc.	17,658	1,462,436
DTE Energy Company	3,848	499,740
MDU Resources Group, Inc.	4,173	123,980
NiSource, Inc.	8,321	231,657
NorthWestern Corp.	1,128	80,844
Public Service Enterprise Group, Inc.	10,656	629,237
Sempra Energy	5,892	892,520
Unitil Corp.	380	23,492
WEC Energy Group, Inc.	6,595	608,257
		6,436,338
Water utilities – 0.1%
American States Water Company	769	66,626
American Water Works Company, Inc.	3,741	459,582
Aqua America, Inc.	4,473	209,963
AquaVenture Holdings, Ltd. (A)	770	20,882
Artesian Resources Corp., Class A	244	9,079
Cadiz, Inc. (A)(B)	630	6,943

The accompanying notes are an integral part of the financial statements.	183

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Water utilities (continued)
California Water Service Group	1,090	$56,200
Middlesex Water Company	325	20,660
Pure Cycle Corp. (A)	313	3,941
SJW Group	648	46,047
The York Water Company	354	16,323
		916,246
		22,431,034
TOTAL COMMON STOCKS (Cost $353,352,239)		$735,537,717
PREFERRED SECURITIES – 0.0%
Communication services – 0.0%
Diversified telecommunication services – 0.0%
GCI Liberty, Inc., 7.000%	198	5,243
Industrials – 0.0%
Industrial conglomerates – 0.0%
Steel Partners Holdings LP, 6.000%	630	14,698
TOTAL PREFERRED SECURITIES (Cost $14,563)		$19,941
RIGHTS – 0.0%
Bristol-Myers Squibb Company (Expiration Date: 3-31-21) (A)(D)	15,751	47,411
Pan American Silver Corp. (Expiration Date: 2-22-29) (A)(C)(D)	7,232	1,864
TOTAL RIGHTS (Cost $40,058)		$49,275
WARRANTS – 0.0%
Amplify Energy Corp. (Expiration Date: 5-4-22; Strike Price: $42.60) (A)	57	1
Basic Energy Services, Inc. (Expiration Date: 12-23-23; Strike Price: $55.25) (A)	55	0
Bonanza Creek Energy, Inc. (Expiration Date: 4-28-20; Strike Price: $71.23) (A)	46	1
Genco Shipping & Trading, Ltd. (Expiration Date: 7-9-21; Strike Price: $20.99) (A)	92	14
Halcon Resources Corp. (Expiration Date: 10-8-22; Strike Price: $40.17) (A)(C)	46	55
Halcon Resources Corp. (Expiration Date: 10-8-22; Strike Price: $48.28) (A)(C)	57	47
Halcon Resources Corp. (Expiration Date: 10-8-22; Strike Price: $60.45) (A)(C)	74	38
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
WARRANTS (continued)
Hycroft Mining Corp. (Expiration Date: 10-22-22) (A)(D)	196	$11
SilverBow Resources, Inc. (Expiration Date: 4-22-20; Strike Price: $86.18) (A)	50	1
Talos Energy, Inc. (Expiration Date: 2-28-21; Strike Price: $42.04) (A)	80	129
Tidewater, Inc., Class A (Expiration Date: 7-31-23; Strike Price: $57.06) (A)	66	108
Tidewater, Inc., Class B (Expiration Date: 7-31-23; Strike Price: $62.28) (A)	71	84
TOTAL WARRANTS (Cost $18,908)		$489
SHORT-TERM INVESTMENTS – 5.1%
U.S. Government Agency – 2.7%
Federal Home Loan Bank Discount Note 1.590%, 03/02/2020 *	$20,000,000	19,948,000
Short-term funds – 2.1%
John Hancock Collateral Trust, 1.7338% (E)(F)	1,585,046	15,859,493
Repurchase agreement – 0.3%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $2,544,078 on 1-2-20, collateralized by $2,575,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $2,598,041)	$2,544,000	2,544,000
TOTAL SHORT-TERM INVESTMENTS (Cost $38,350,647)		$38,351,493
Total Investments (Total Stock Market Index Trust) (Cost $391,776,415) – 102.3%		$773,958,915
Other assets and liabilities, net – (2.3%)		(17,357,413)
TOTAL NET ASSETS – 100.0%		$756,601,502
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Strike price and/or expiration date not available.
(E)	The rate shown is the annualized seven-day yield as of 12-31-19.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	43	Long	Mar 2020	$3,544,663	$3,591,790	$47,127
S&P 500 Index Futures	20	Long	Mar 2020	15,854,640	16,155,500	300,860
S&P Mid 400 Index E-Mini Futures	21	Long	Mar 2020	4,284,715	4,336,080	51,365
						$399,352
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	184

John Hancock

Variable Insurance Trust

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Bond Trusts

Annual Report

December 31, 2019

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 43.7%
U.S. Government – 16.7%
U.S. Treasury Bonds
2.250%, 08/15/2049		$16,825,000	$16,301,847
2.500%, 02/15/2045		4,501,000	4,586,739
2.750%, 11/15/2042		6,695,000	7,136,163
2.875%, 05/15/2049		5,000,000	5,504,928
3.000%, 02/15/2047		11,632,000	13,053,830
3.375%, 11/15/2048		2,300,000	2,772,102
U.S. Treasury Inflation Protected Securities 0.250%, 07/15/2029		1,780,602	1,797,685
U.S. Treasury Notes
1.500%, 11/30/2024		2,440,000	2,417,877
1.625%, 09/30/2026		3,910,000	3,858,779
1.750%, 11/15/2029		11,301,000	11,121,553
2.000%, 07/31/2022 to 02/15/2025		3,700,000	3,741,833
2.375%, 12/31/2020 (A)		2,500,000	2,517,454
2.375%, 05/15/2027 to 05/15/2029		20,000,000	20,756,249
2.750%, 02/15/2028		14,040,000	14,949,164
2.875%, 08/15/2028		10,000,000	10,770,612
			121,286,815
U.S. Government Agency – 27.0%
Federal Home Loan Mortgage Corp.
3.000%, 10/01/2031 to 12/01/2049		19,640,494	20,124,957
3.500%, 10/01/2046 to 06/01/2049		15,851,652	16,589,130
3.500%, 12/01/2049 (B)		1,037,835	1,075,437
4.000%, 01/01/2041 to 12/01/2048		6,117,323	6,477,226
4.500%, 09/01/2023 to 10/01/2041		2,454,565	2,657,993
Federal National Mortgage Association
3.000%, TBA (B)		31,250,000	31,689,681
3.000%, 07/01/2027 to 11/01/2049		22,369,324	22,871,981
3.500%, TBA (B)		25,000,000	25,717,753
3.500%, 06/01/2034 to 09/01/2049		15,620,348	16,368,530
4.000%, TBA (B)		16,000,000	16,643,614
4.000%, 10/01/2025 to 10/01/2048		14,753,786	15,665,641
4.022%, (12 month LIBOR + 1.620%), 08/01/2034 (C)		349,333	364,310
4.500%, 08/01/2040 to 07/01/2048		8,521,605	9,182,817
4.747%, (6 month LIBOR + 2.122%), 07/01/2033 (C)		19,206	20,045
5.000%, 01/01/2022 to 02/01/2036		1,860,728	2,042,277
5.500%, 09/01/2034 to 01/01/2037		2,378,606	2,668,432
6.000%, 05/01/2035 to 02/01/2036		1,818,254	2,080,476
7.000%, 09/01/2031 to 06/01/2032		128,434	148,390
7.500%, 09/01/2029 to 08/01/2031		30,684	35,366
Government National Mortgage Association
4.000%, 02/15/2041		1,882,137	2,012,737
5.000%, 04/15/2035		272,365	298,505
5.500%, 03/15/2035		218,109	242,623
6.000%, 03/15/2033 to 06/15/2033		164,074	184,737
6.500%, 09/15/2028 to 08/15/2031		39,943	44,588
7.000%, 04/15/2029		35,837	40,482
8.000%, 10/15/2026		17,650	19,665
			195,267,393
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $308,609,639)			$316,554,208
FOREIGN GOVERNMENT OBLIGATIONS – 0.6%
Argentina – 0.0%
Republic of Argentina, GDP-Linked Note 5.992%, 12/15/2035 (D)*	ARS	19,532,033	9,787
Germany – 0.2%
Federal Republic of Germany 6.250%, 01/04/2030	EUR	725,000	1,342,896
Active Bond Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico – 0.1%
Government of Mexico 8.000%, 12/07/2023	MXN	11,861,100	$653,370
Panama – 0.1%
Republic of Panama
8.875%, 09/30/2027		$344,000	491,493
9.375%, 04/01/2029		130,000	198,575
			690,068
Qatar – 0.1%
State of Qatar
3.375%, 03/14/2024 (E)		428,000	447,795
5.103%, 04/23/2048 (E)		255,000	327,621
			775,416
Saudi Arabia – 0.1%
Kingdom of Saudi Arabia 4.375%, 04/16/2029 (E)		640,000	717,562
United Kingdom – 0.0%
Government of United Kingdom 6.000%, 12/07/2028	GBP	85,000	163,474
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,107,662)			$4,352,573
CORPORATE BONDS – 37.6%
Communication services – 4.0%
Activision Blizzard, Inc. 3.400%, 09/15/2026		$218,000	228,707
Altice Financing SA 6.625%, 02/15/2023 (E)		275,000	279,813
AT&T, Inc.
3.400%, 05/15/2025		700,000	733,199
3.800%, 02/15/2027		372,000	396,137
4.350%, 06/15/2045		285,000	306,791
7.570%, 02/01/2024		716,000	851,880
7.625%, 04/15/2031		451,000	614,862
C&W Senior Financing DAC 6.875%, 09/15/2027 (E)		315,000	336,839
Cablevision Systems Corp. 5.875%, 09/15/2022		215,000	231,663
CC Holdings GS V LLC 3.849%, 04/15/2023		365,000	382,414
CenturyLink, Inc. 7.600%, 09/15/2039		1,000,000	1,045,000
Charter Communications Operating LLC
4.200%, 03/15/2028		712,000	758,122
4.800%, 03/01/2050		641,000	673,586
5.750%, 04/01/2048		775,000	902,621
6.484%, 10/23/2045		675,000	841,779
Cincinnati Bell, Inc. 7.000%, 07/15/2024 (E)		482,000	505,498
Comcast Corp.
3.969%, 11/01/2047		633,000	696,180
3.999%, 11/01/2049		761,000	845,222
Comunicaciones Celulares SA 6.875%, 02/06/2024 (E)		700,000	717,507
CSC Holdings LLC
5.375%, 02/01/2028 (E)		200,000	213,250
5.500%, 04/15/2027 (E)		230,000	246,986
5.750%, 01/15/2030 (E)		243,000	259,403
7.500%, 04/01/2028 (E)		280,000	316,400
Deutsche Telekom International Finance BV 8.750%, 06/15/2030		758,000	1,112,503
Discovery Communications LLC 2.800%, 06/15/2020		600,000	601,556

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
GCI LLC
6.625%, 06/15/2024 (E)	$177,000	$191,603
6.875%, 04/15/2025	216,000	225,720
Level 3 Financing, Inc. 3.400%, 03/01/2027 (E)	432,000	435,037
Lions Gate Capital Holdings LLC 5.875%, 11/01/2024 (E)	200,000	203,000
Liquid Telecommunications Financing PLC 8.500%, 07/13/2022 (E)	280,000	283,868
MDC Partners, Inc. 6.500%, 05/01/2024 (E)	492,000	445,260
MTN Mauritius Investments, Ltd. 4.755%, 11/11/2024 (E)	140,000	143,501
National CineMedia LLC 5.875%, 04/15/2028 (E)	180,000	191,250
Netflix, Inc.
4.875%, 04/15/2028 (A)	290,000	301,223
4.875%, 06/15/2030 (A)(E)	270,000	274,219
5.375%, 11/15/2029 (E)	120,000	127,798
5.875%, 11/15/2028	480,000	532,109
Oztel Holdings SPC, Ltd. 6.625%, 04/24/2028 (E)	250,000	264,768
Radiate Holdco LLC
6.625%, 02/15/2025 (E)	270,000	272,700
6.875%, 02/15/2023 (E)	120,000	122,100
Sirius XM Radio, Inc.
5.000%, 08/01/2027 (E)	577,000	608,735
5.375%, 07/15/2026 (E)	350,000	371,766
Sprint Capital Corp. 6.875%, 11/15/2028	400,000	431,000
Sprint Corp. 7.875%, 09/15/2023	305,000	336,516
Telecom Argentina SA
6.500%, 06/15/2021 (A)(E)	272,000	263,840
8.000%, 07/18/2026 (E)	235,000	225,602
Telecom Italia Capital SA 7.200%, 07/18/2036	405,000	479,844
Telecom Italia SpA 5.303%, 05/30/2024 (E)	335,000	360,125
Time Warner Cable LLC 5.500%, 09/01/2041	450,000	501,477
Time Warner Entertainment Company LP 8.375%, 07/15/2033	300,000	420,105
UPCB Finance IV, Ltd. 5.375%, 01/15/2025 (E)	65,000	66,820
Verizon Communications, Inc.
4.272%, 01/15/2036	1,311,000	1,480,265
4.400%, 11/01/2034	335,000	387,597
4.522%, 09/15/2048	978,000	1,169,763
4.672%, 03/15/2055 (A)	397,000	489,678
4.862%, 08/21/2046	760,000	940,600
5.012%, 08/21/2054	335,000	430,646
ViacomCBS, Inc.
3.700%, 08/15/2024	280,000	296,207
4.375%, 03/15/2043	642,000	678,954
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%) 04/04/2079	605,000	709,875
WMG Acquisition Corp.
4.875%, 11/01/2024 (E)	135,000	139,725
5.500%, 04/15/2026 (E)	234,000	246,285
		29,147,499
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary – 2.9%
Advance Auto Parts, Inc. 4.500%, 12/01/2023	$650,000	$696,243
Amazon.com, Inc.
3.150%, 08/22/2027	760,000	803,587
4.050%, 08/22/2047	440,000	516,129
AutoZone, Inc. 3.125%, 04/21/2026	535,000	551,316
Brinker International, Inc. 3.875%, 05/15/2023	740,000	749,250
CCM Merger, Inc. 6.000%, 03/15/2022 (A)(E)	260,000	265,200
Connect Finco Sarl 6.750%, 10/01/2026 (E)	490,000	521,850
Daimler Finance North America LLC
2.700%, 06/14/2024 (E)	300,000	302,425
3.500%, 08/03/2025 (E)	305,000	318,148
Diamond Sports Group LLC 6.625%, 08/15/2027 (A)(E)	375,000	364,688
Dollar Tree, Inc. 4.200%, 05/15/2028	841,000	901,069
eBay, Inc. 3.800%, 03/09/2022	520,000	537,357
Eldorado Resorts, Inc.
6.000%, 09/15/2026	160,000	176,200
7.000%, 08/01/2023	95,000	99,156
Expedia Group, Inc.
3.250%, 02/15/2030 (E)	570,000	547,772
3.800%, 02/15/2028	743,000	757,156
5.000%, 02/15/2026	645,000	710,939
Ford Motor Credit Company LLC
4.134%, 08/04/2025	1,179,000	1,194,352
5.113%, 05/03/2029	667,000	686,522
5.875%, 08/02/2021	794,000	831,054
General Motors Company 4.875%, 10/02/2023	656,000	703,733
General Motors Financial Company, Inc.
4.000%, 01/15/2025	929,000	975,925
4.300%, 07/13/2025	460,000	491,340
Hilton Domestic Operating Company, Inc. 4.875%, 01/15/2030	200,000	211,881
Hyatt Hotels Corp. 3.375%, 07/15/2023	660,000	675,780
International Game Technology PLC 6.500%, 02/15/2025 (E)	180,000	202,050
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (E)	205,000	217,300
JB Poindexter & Company, Inc. 7.125%, 04/15/2026 (E)	106,000	111,830
Laureate Education, Inc. 8.250%, 05/01/2025 (E)	209,000	224,936
Marriott International, Inc. 3.125%, 06/15/2026	500,000	517,945
MDC Holdings, Inc. 5.500%, 01/15/2024	670,000	728,625
Nissan Motor Acceptance Corp. 3.450%, 03/15/2023 (E)	285,000	291,066
Prosus NV 5.500%, 07/21/2025 (E)	365,000	404,849
QVC, Inc.
4.375%, 03/15/2023	315,000	324,958
5.125%, 07/02/2022	185,000	194,568
5.450%, 08/15/2034	245,000	234,807
Resorts World Las Vegas LLC 4.625%, 04/16/2029 (E)	300,000	316,264

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Sotheby's 7.375%, 10/15/2027 (A)(E)	$330,000	$334,125
Twin River Worldwide Holdings, Inc. 6.750%, 06/01/2027 (E)	353,000	368,885
Waterford Gaming LLC 8.625%, 09/15/2014 (E)(F)(G)	343,849	0
Wyndham Destinations, Inc.
4.625%, 03/01/2030 (E)	177,000	177,443
5.750%, 04/01/2027	700,000	759,500
Yum! Brands, Inc.
4.750%, 01/15/2030 (E)	241,000	252,448
5.350%, 11/01/2043	600,000	594,000
6.875%, 11/15/2037	292,000	338,720
		21,183,391
Consumer staples – 0.8%
Alimentation Couche-Tard, Inc. 2.700%, 07/26/2022 (E)	315,000	318,309
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/2048	730,000	818,022
4.600%, 04/15/2048	438,000	498,329
Bunge, Ltd. Finance Corp. 3.250%, 08/15/2026	500,000	499,585
Fomento Economico Mexicano SAB de CV 4.375%, 05/10/2043 (A)	1,000,000	1,102,487
JBS Investments II GmbH 5.750%, 01/15/2028 (E)	490,000	516,705
Kraft Heinz Foods Company 4.875%, 02/15/2025 (E)	272,000	279,466
Natura Cosmeticos SA 5.375%, 02/01/2023 (A)(E)	410,000	427,425
Post Holdings, Inc. 5.500%, 12/15/2029 (E)	177,000	188,735
Reynolds American, Inc. 4.850%, 09/15/2023	1,000,000	1,083,502
Simmons Foods, Inc. 5.750%, 11/01/2024 (A)(E)	235,000	236,175
		5,968,740
Energy – 5.7%
Anadarko Petroleum Corp.
4.500%, 07/15/2044 (A)	400,000	392,803
5.550%, 03/15/2026	800,000	853,596
Apache Corp. 5.100%, 09/01/2040	325,000	330,101
Archrock Partners LP 6.000%, 10/01/2022	342,000	344,565
Boardwalk Pipelines LP 3.375%, 02/01/2023	850,000	866,785
BP Capital Markets PLC 2.750%, 05/10/2023	530,000	541,226
Buckeye Partners LP 3.950%, 12/01/2026	500,000	482,498
Cameron International Corp. 5.950%, 06/01/2041	1,178,000	1,431,886
Cheniere Energy Partners LP 4.500%, 10/01/2029 (E)	526,000	540,518
Cimarex Energy Company 4.375%, 06/01/2024	745,000	786,376
CNOOC Finance 2003, Ltd. 5.500%, 05/21/2033 (E)	545,000	671,695
Colorado Interstate Gas Company LLC 4.150%, 08/15/2026 (E)	235,000	246,400
ConocoPhillips Company 5.950%, 03/15/2046	575,000	820,712
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Continental Resources, Inc.
4.900%, 06/01/2044	$400,000	$423,561
5.000%, 09/15/2022	448,000	450,985
CSI Compressco LP
7.250%, 08/15/2022	495,000	455,400
7.500%, 04/01/2025 (E)	323,000	317,348
DCP Midstream LP (7.375% to 12-15-22, then 3 month LIBOR + 5.148%) 12/15/2022 (A)(H)	541,000	508,540
DCP Midstream Operating LP 5.125%, 05/15/2029	130,000	134,875
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) 05/21/2043 (E)	545,000	506,850
Devon Energy Corp.
5.000%, 06/15/2045	600,000	694,442
7.875%, 09/30/2031	874,000	1,216,105
Enable Midstream Partners LP
3.900%, 05/15/2024	421,000	430,974
4.950%, 05/15/2028	406,000	410,770
Enbridge Energy Partners LP 7.500%, 04/15/2038	600,000	859,179
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%) 07/15/2077	462,000	476,650
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%) 03/01/2078	394,000	427,328
Energen Corp. 4.625%, 09/01/2021	500,000	511,745
Energy Transfer Operating LP
4.150%, 10/01/2020	1,000,000	1,010,626
4.200%, 04/15/2027	141,000	147,507
4.250%, 03/15/2023	490,000	511,518
5.150%, 03/15/2045	340,000	357,012
5.875%, 01/15/2024	365,000	403,812
5.950%, 10/01/2043	300,000	334,306
Enterprise Products Operating LLC 6.875%, 03/01/2033	471,000	640,681
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%) 08/16/2077	609,000	616,296
Hess Corp.
5.600%, 02/15/2041	400,000	467,302
5.800%, 04/01/2047	500,000	610,667
Husky Energy, Inc. 3.950%, 04/15/2022	392,000	405,348
Kinder Morgan Energy Partners LP
5.000%, 10/01/2021	500,000	521,076
7.300%, 08/15/2033	603,000	805,894
7.750%, 03/15/2032	260,000	353,859
Marathon Oil Corp. 6.800%, 03/15/2032	785,000	995,495
MPLX LP
4.000%, 03/15/2028	380,000	393,098
4.250%, 12/01/2027 (E)	156,000	164,063
5.250%, 01/15/2025 (E)	100,000	104,943
6.375%, 05/01/2024 (E)	240,000	250,944
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) 02/15/2023 (H)	927,000	933,953
Murphy Oil Corp. 5.750%, 08/15/2025	222,000	232,201
National Oilwell Varco, Inc. 2.600%, 12/01/2022	171,000	172,550

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Newfield Exploration Company
5.625%, 07/01/2024	$842,000	$924,493
5.750%, 01/30/2022	250,000	265,662
Nexen, Inc. 6.400%, 05/15/2037	775,000	1,054,507
Noble Holding International, Ltd. 5.250%, 03/15/2042	500,000	180,000
Occidental Petroleum Corp. 3.400%, 04/15/2026	310,000	318,005
ONEOK Partners LP
4.900%, 03/15/2025	175,000	192,572
6.650%, 10/01/2036	835,000	1,063,796
Parsley Energy LLC 5.625%, 10/15/2027 (E)	310,000	327,825
Petrobras Global Finance BV
5.093%, 01/15/2030 (E)	849,000	909,712
6.900%, 03/19/2049	235,000	275,655
Plains All American Pipeline LP 4.900%, 02/15/2045	750,000	745,396
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	293,000	310,230
5.000%, 03/15/2027	336,000	369,487
5.875%, 06/30/2026	555,000	636,832
Sinopec Group Overseas Development 2015, Ltd. 3.250%, 04/28/2025 (E)	550,000	567,056
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023	1,080,000	1,097,816
3.900%, 07/15/2026	475,000	492,937
5.400%, 10/01/2047	324,000	351,331
Targa Resources Partners LP 5.875%, 04/15/2026	528,000	561,000
Teekay Offshore Partners LP 8.500%, 07/15/2023 (E)	347,000	343,464
Tervita Corp. 7.625%, 12/01/2021 (E)	265,000	266,656
The Williams Companies, Inc.
3.750%, 06/15/2027	437,000	455,306
4.300%, 03/04/2024	700,000	746,506
4.550%, 06/24/2024	908,000	979,548
5.750%, 06/24/2044	149,000	176,136
TransCanada PipeLines, Ltd. 4.250%, 05/15/2028	270,000	299,545
WPX Energy, Inc.
5.250%, 09/15/2024	135,000	143,438
5.250%, 10/15/2027 (A)	341,000	359,755
YPF SA 8.500%, 07/28/2025 (E)	262,000	246,283
		41,228,013
Financials – 10.3%
Allied Universal Holdco LLC 6.625%, 07/15/2026 (E)	81,000	87,051
Ally Financial, Inc. 5.125%, 09/30/2024	615,000	678,216
Ambac Assurance Corp. 5.100%, 06/07/2020 (E)	131	194
Ambac LSNI LLC (3 month LIBOR + 5.000%) 7.104%, 02/12/2023 (C)(E)	562	569
American International Group, Inc. 3.900%, 04/01/2026	830,000	888,804
American International Group, Inc. (6.250% to 3-15-37, then 3 month LIBOR + 2.056%) 03/15/2087	100,000	109,000
Ameriprise Financial, Inc. 2.875%, 09/15/2026	500,000	510,583
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Ares Capital Corp. 3.625%, 01/19/2022	$381,000	$387,609
Assurant, Inc. 4.000%, 03/15/2023	1,260,000	1,316,931
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) 06/15/2026 (E)(H)	235,000	268,194
AXA SA 8.600%, 12/15/2030	170,000	246,984
Banco Santander SA 4.379%, 04/12/2028	400,000	437,392
Bank of America Corp.
3.950%, 04/21/2025	517,000	551,289
4.200%, 08/26/2024	260,000	279,080
4.450%, 03/03/2026	594,000	651,868
Bank of America Corp. (3.004% to 12-20-22, then 3 month LIBOR + 0.790%) 12/20/2023	1,149,000	1,176,689
Bank of America Corp. (3.419% to 12-20-27, then 3 month LIBOR + 1.040%) 12/20/2028	1,087,000	1,139,928
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) 03/10/2026 (H)	680,000	785,400
Barclays Bank PLC 10.179%, 06/12/2021 (E)	175,000	194,488
Barclays PLC 4.375%, 01/12/2026	300,000	323,380
BPCE SA
4.500%, 03/15/2025 (E)	405,000	436,141
5.700%, 10/22/2023 (E)	340,000	375,341
Brighthouse Financial, Inc. 3.700%, 06/22/2027	630,000	627,806
Cantor Fitzgerald LP 4.875%, 05/01/2024 (E)	520,000	554,145
Capital One Financial Corp.
3.500%, 06/15/2023	1,338,000	1,389,601
3.750%, 07/28/2026	500,000	526,263
3.900%, 01/29/2024	300,000	317,957
Citigroup, Inc.
3.200%, 10/21/2026	613,000	635,374
3.500%, 05/15/2023	1,060,000	1,102,691
4.500%, 01/14/2022	1,000,000	1,048,232
4.600%, 03/09/2026	701,000	771,060
5.500%, 09/13/2025	215,000	245,603
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) 08/15/2026 (A)(H)	550,000	624,965
CNO Financial Group, Inc. 5.250%, 05/30/2025 to 05/30/2029	568,000	630,548
Credit Agricole SA 4.375%, 03/17/2025 (E)	600,000	642,906
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) 01/23/2024 (E)(H)	310,000	353,381
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) 12/11/2023 (E)(H)	245,000	275,319
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) 07/17/2023 (E)(H)	410,000	448,684
Credit Suisse Group Funding Guernsey, Ltd. 4.550%, 04/17/2026	405,000	449,203

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Credito Real SAB de CV (9.125% to 11-29-22, then 5 Year CMT + 7.026%) 11/29/2022 (A)(E)(H)	$195,000	$204,996
Danske Bank A/S 5.000%, 01/12/2022 (E)	375,000	393,607
Discover Bank 2.450%, 09/12/2024	411,000	409,712
Discover Financial Services
3.950%, 11/06/2024	580,000	615,348
4.100%, 02/09/2027	167,000	179,761
Enova International, Inc. 8.500%, 09/01/2024 to 09/15/2025 (E)	422,000	399,368
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) 06/30/2023 (H)	297,000	305,539
Freedom Mortgage Corp.
8.125%, 11/15/2024 (E)	280,000	275,106
8.250%, 04/15/2025 (E)	140,000	137,243
GE Capital International Funding Company Unlimited Company 4.418%, 11/15/2035	677,000	720,853
Gogo Intermediate Holdings LLC 9.875%, 05/01/2024 (E)	248,000	261,950
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%) 05/18/2024	570,000	599,361
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) 09/17/2024 (H)	185,000	199,106
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) 06/01/2021 (H)	395,000	414,256
ING Bank NV 5.800%, 09/25/2023 (E)	280,000	310,733
ING Groep NV 3.550%, 04/09/2024	357,000	373,607
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) 04/16/2025 (H)	135,000	145,922
Invesco Finance PLC 3.125%, 11/30/2022	850,000	873,449
Jefferies Financial Group, Inc. 5.500%, 10/18/2023	1,330,000	1,445,450
Jefferies Group LLC
4.150%, 01/23/2030	420,000	444,748
4.850%, 01/15/2027	414,000	456,785
JPMorgan Chase & Co.
2.950%, 10/01/2026	725,000	746,514
3.375%, 05/01/2023	1,250,000	1,298,289
4.125%, 12/15/2026	600,000	656,611
4.500%, 01/24/2022	1,300,000	1,364,581
JPMorgan Chase & Co. (3.960% to 1-29-26, then 3 month LIBOR + 1.245%) 01/29/2027	539,000	584,433
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) 02/01/2024 (H)	560,000	632,380
Ladder Capital Finance Holdings LLLP
5.250%, 03/15/2022 (E)	65,000	67,519
5.250%, 10/01/2025 (A)(E)	200,000	207,500
Lazard Group LLC 4.375%, 03/11/2029	295,000	321,105
Legg Mason, Inc.
3.950%, 07/15/2024	660,000	695,068
4.750%, 03/15/2026	825,000	902,313
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Liberty Mutual Group, Inc.
3.951%, 10/15/2050 (E)	$551,000	$571,207
4.250%, 06/15/2023 (E)	1,000,000	1,061,988
Lincoln National Corp. 6.250%, 02/15/2020	1,000,000	1,004,614
Lloyds Banking Group PLC 4.450%, 05/08/2025	935,000	1,020,472
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) 06/27/2024 (H)	405,000	447,525
Loews Corp.
2.625%, 05/15/2023	630,000	641,605
3.750%, 04/01/2026	825,000	885,424
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) 11/01/2026 (H)	250,000	270,938
Macquarie Bank, Ltd. 4.875%, 06/10/2025 (E)	420,000	454,358
Markel Corp. 5.000%, 03/30/2043	1,270,000	1,374,350
MetLife, Inc. 3.000%, 03/01/2025	300,000	311,868
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%) 12/15/2066	402,000	492,450
MetLife, Inc. (9.250% to 4-8-38, then 3 month LIBOR + 5.540%) 04/08/2068 (E)	120,000	176,700
MGIC Investment Corp. 5.750%, 08/15/2023	161,000	177,905
Morgan Stanley
3.875%, 01/27/2026	360,000	386,345
4.100%, 05/22/2023	900,000	950,096
Morgan Stanley (3 month LIBOR + 3.610%) 5.611%, 04/15/2020 (C)(H)	200,000	201,760
MSCI, Inc. 5.250%, 11/15/2024 (E)	19,000	19,520
Nationstar Mortgage Holdings, Inc.
8.125%, 07/15/2023 (E)	217,000	229,699
9.125%, 07/15/2026 (E)	174,000	192,705
Nationwide Building Society (3.622% to 4-26-22, then 3 month LIBOR + 1.181%) 04/26/2023 (E)	359,000	369,127
Nationwide Building Society (3.960% to 7-18-29, then 3 month LIBOR + 1.855%) 07/18/2030 (E)	290,000	311,118
Nationwide Mutual Insurance Company (3 month LIBOR + 2.290%) 4.184%, 12/15/2024 (C)(E)	1,130,000	1,128,482
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) 10/16/2044 (E)	315,000	344,138
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%) 09/15/2042	732,000	786,900
Quicken Loans, Inc. 5.750%, 05/01/2025 (E)	345,000	356,644
Radian Group, Inc. 4.500%, 10/01/2024	190,000	200,925
Raymond James Financial, Inc.
3.625%, 09/15/2026	500,000	527,999
4.950%, 07/15/2046	500,000	582,904
Refinitiv US Holdings, Inc.
6.250%, 05/15/2026 (E)	57,000	62,201
8.250%, 11/15/2026 (E)	92,000	103,615

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Santander Holdings USA, Inc.
3.244%, 10/05/2026 (E)	$786,000	$793,794
3.400%, 01/18/2023	360,000	368,903
3.500%, 06/07/2024	745,000	765,875
4.400%, 07/13/2027	203,000	218,971
Santander UK Group Holdings PLC 4.750%, 09/15/2025 (E)	345,000	370,180
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) 09/13/2021 (E)(H)	375,000	397,500
Sompo International Holdings, Ltd. 4.700%, 10/15/2022	1,080,000	1,139,000
Springleaf Finance Corp. 6.875%, 03/15/2025	140,000	159,250
Stearns Holdings LLC 5.000%, 11/05/2024 (E)	1,194	794
Stifel Financial Corp. 4.250%, 07/18/2024	1,592,000	1,693,592
Teachers Insurance & Annuity Association of America 4.270%, 05/15/2047 (E)	441,000	500,044
The Charles Schwab Corp. (7.000% to 2-1-22, then 3 month LIBOR + 4.820%) 02/01/2022 (A)(H)	1,000,000	1,085,000
The Goldman Sachs Group, Inc.
3.625%, 01/22/2023	1,200,000	1,249,227
3.850%, 01/26/2027	962,000	1,023,107
The Hartford Financial Services Group, Inc.
5.500%, 03/30/2020	500,000	504,208
6.625%, 03/30/2040	500,000	699,307
The PNC Financial Services Group, Inc.
2.200%, 11/01/2024	629,000	630,735
3.150%, 05/19/2027	97,000	101,629
3.500%, 01/23/2024	214,000	225,211
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) 06/01/2023 (H)	315,000	326,813
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) 08/01/2021 (H)	595,000	631,950
The Royal Bank of Scotland Group PLC 3.875%, 09/12/2023	915,000	958,265
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) 08/15/2021 (H)	740,000	800,162
The Toronto-Dominion Bank 3.250%, 03/11/2024	479,000	501,160
Trident TPI Holdings, Inc. 6.625%, 11/01/2025 (E)	115,000	103,500
UBS Group AG (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%) 01/31/2024 (E)(H)	323,000	352,878
Voya Financial, Inc. 4.800%, 06/15/2046	700,000	799,948
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%) 05/15/2053	630,000	669,822
Wells Fargo & Company 3.450%, 02/13/2023	900,000	931,849
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) 06/15/2025 (H)	1,025,000	1,140,313
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Willis Towers Watson PLC 5.750%, 03/15/2021	$1,350,000	$1,406,798
		74,327,449
Health care – 2.4%
Abbott Laboratories 3.750%, 11/30/2026	680,000	742,516
AbbVie, Inc.
3.200%, 11/21/2029 (E)	1,651,000	1,678,529
4.250%, 11/21/2049 (E)	254,000	267,321
Agilent Technologies, Inc. 3.875%, 07/15/2023	670,000	702,676
Bausch Health Companies, Inc.
5.250%, 01/30/2030 (E)	159,000	164,883
6.125%, 04/15/2025 (E)	490,000	506,283
Baxter International, Inc. 3.500%, 08/15/2046	500,000	487,520
Bristol-Myers Squibb Company
2.900%, 07/26/2024 (E)	845,000	871,808
3.250%, 02/20/2023 (E)	341,000	352,967
Catalent Pharma Solutions, Inc. 5.000%, 07/15/2027 (E)	81,000	84,848
Centene Corp.
4.250%, 12/15/2027 (E)	117,000	120,364
4.625%, 12/15/2029 (E)	122,000	128,570
5.375%, 06/01/2026 (E)	278,000	295,028
Charles River Laboratories International, Inc. 4.250%, 05/01/2028 (E)	81,000	82,519
Cigna Holding Company 4.500%, 03/15/2021	1,100,000	1,124,087
CVS Health Corp.
3.000%, 08/15/2026	108,000	110,060
4.100%, 03/25/2025	500,000	536,321
5.050%, 03/25/2048	371,000	438,329
CVS Pass-Through Trust 8.353%, 07/10/2031 (E)	968,672	1,234,368
DaVita, Inc. 5.000%, 05/01/2025	545,000	560,669
Encompass Health Corp. 4.500%, 02/01/2028	62,000	64,248
GlaxoSmithKline Capital PLC 3.000%, 06/01/2024	502,000	523,181
HCA, Inc.
4.125%, 06/15/2029	186,000	197,091
5.250%, 04/15/2025 to 06/15/2026	738,000	825,522
MEDNAX, Inc.
5.250%, 12/01/2023 (E)	290,000	296,525
6.250%, 01/15/2027 (E)	292,000	299,300
Mylan NV
3.950%, 06/15/2026	800,000	833,204
5.250%, 06/15/2046	250,000	280,409
Select Medical Corp. 6.250%, 08/15/2026 (E)	299,000	323,673
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/2026	1,015,000	1,044,967
Team Health Holdings, Inc. 6.375%, 02/01/2025 (A)(E)	89,000	59,408
Teva Pharmaceutical Finance Company LLC 6.150%, 02/01/2036	49,000	45,693
UnitedHealth Group, Inc. 5.800%, 03/15/2036	540,000	715,626
Universal Health Services, Inc.
4.750%, 08/01/2022 (E)	310,000	313,100

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Universal Health Services, Inc. (continued)
5.000%, 06/01/2026 (E)	$288,000	$302,040
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/2025	550,000	579,483
		17,193,136
Industrials – 3.8%
3M Company 3.250%, 02/14/2024	485,000	507,248
AECOM 5.125%, 03/15/2027	475,000	510,625
AerCap Ireland Capital DAC
2.875%, 08/14/2024	503,000	506,220
5.000%, 10/01/2021	382,000	400,431
Ahern Rentals, Inc. 7.375%, 05/15/2023 (E)	472,000	374,060
Air Canada 2013-1 Class A Pass Through Trust 4.125%, 11/15/2026 (E)	264,119	279,792
Air Canada 2017-1 Class B Pass Through Trust 3.700%, 07/15/2027 (E)	315,741	315,178
Air Lease Corp.
3.000%, 09/15/2023	400,000	409,433
3.625%, 12/01/2027	215,000	222,464
4.750%, 03/01/2020	500,000	501,999
Aircastle, Ltd.
4.400%, 09/25/2023	235,000	248,304
5.500%, 02/15/2022	299,000	317,962
American Airlines 2001-1 Pass Through Trust 6.977%, 11/23/2022	72,849	74,270
American Airlines 2013-2 Class A Pass Through Trust 4.950%, 07/15/2024	396,791	413,743
American Airlines 2015-1 Class A Pass Through Trust 3.375%, 11/01/2028	405,084	420,136
American Airlines 2015-1 Class B Pass Through Trust 3.700%, 11/01/2024	168,587	171,032
American Airlines 2016-1 Class A Pass Through Trust 4.100%, 07/15/2029	478,128	506,732
American Airlines 2017-1 Class A Pass Through Trust 4.000%, 08/15/2030	166,488	176,366
American Airlines 2017-1 Class AA Pass Through Trust 3.650%, 08/15/2030	328,594	347,542
American Airlines 2017-2 Class A Pass Through Trust 3.600%, 04/15/2031	183,763	186,533
American Airlines 2019-1 Class A Pass Through Trust 3.500%, 08/15/2033	220,000	226,909
American Airlines 2019-1 Class AA Pass Through Trust 3.150%, 08/15/2033	335,000	342,984
Arconic, Inc. 5.125%, 10/01/2024	402,000	438,180
Ashtead Capital, Inc. 4.375%, 08/15/2027 (E)	285,000	295,331
Avolon Holdings Funding, Ltd. 5.125%, 10/01/2023 (E)	295,000	317,975
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Azul Investments LLP 5.875%, 10/26/2024 (A)(E)	$315,000	$326,658
British Airways 2013-1 Class A Pass Through Trust 4.625%, 06/20/2024 (E)	251,319	265,352
British Airways 2013-1 Class B Pass Through Trust 5.625%, 12/20/2021 (E)	25,844	26,043
British Airways 2018-1 Class A Pass Through Trust 4.125%, 03/20/2033 (E)	187,863	198,414
Clean Harbors, Inc. 4.875%, 07/15/2027 (E)	65,000	68,413
Continental Airlines 2007-1 Class A Pass Through Trust 5.983%, 10/19/2023	203,871	214,615
Continental Airlines 2012-1 Class B Pass Through Trust 6.250%, 10/11/2021	58,005	58,487
Delta Air Lines 2002-1 Class G-1 Pass Through Trust 6.718%, 07/02/2024	130,080	138,343
Delta Air Lines, Inc.
2.900%, 10/28/2024	662,000	662,285
3.800%, 04/19/2023	411,000	426,208
4.375%, 04/19/2028	510,000	537,362
Empresa de Transporte de Pasajeros Metro SA 4.750%, 02/04/2024 (E)	340,000	363,086
Fortive Corp. 3.150%, 06/15/2026	700,000	715,652
GATX Corp. 3.850%, 03/30/2027	800,000	836,244
General Electric Company
2.700%, 10/09/2022	1,100,000	1,114,614
5.550%, 01/05/2026	588,000	674,464
H&E Equipment Services, Inc. 5.625%, 09/01/2025	175,000	183,313
Harsco Corp. 5.750%, 07/31/2027 (E)	110,000	117,290
Huntington Ingalls Industries, Inc. 5.000%, 11/15/2025 (E)	460,000	480,700
IHS Markit, Ltd.
4.000%, 03/01/2026 (A)(E)	447,000	471,344
4.750%, 02/15/2025 (A)(E)	175,000	191,174
4.750%, 08/01/2028	273,000	304,058
JB Hunt Transport Services, Inc. 3.850%, 03/15/2024	700,000	737,831
JetBlue 2019-1 Class AA Pass Through Trust 2.750%, 11/15/2033	300,000	303,474
Kansas City Southern 2.875%, 11/15/2029	500,000	498,071
Kratos Defense & Security Solutions, Inc. 6.500%, 11/30/2025 (E)	270,000	288,900
Lennox International, Inc. 3.000%, 11/15/2023	800,000	813,614
LSC Communications, Inc. 8.750%, 10/15/2023 (E)	420,000	226,800
Masco Corp. 4.375%, 04/01/2026	400,000	431,874
Owens Corning 3.950%, 08/15/2029	311,000	323,282

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Prime Security Services Borrower LLC 9.250%, 05/15/2023 (E)	$54,000	$56,633
TransDigm, Inc. 5.500%, 11/15/2027 (E)	705,000	712,917
TTX Company 4.200%, 07/01/2046 (E)	700,000	787,410
Tutor Perini Corp. 6.875%, 05/01/2025 (A)(E)	115,000	110,975
Tyco Electronics Group SA 4.875%, 01/15/2021	500,000	514,936
Uber Technologies, Inc. 7.500%, 09/15/2027 (E)	407,000	417,558
Union Pacific Corp. 4.163%, 07/15/2022	1,137,000	1,194,485
United Airlines 2014-2 Class A Pass Through Trust 3.750%, 03/03/2028	465,708	489,257
United Airlines 2014-2 Class B Pass Through Trust 4.625%, 03/03/2024	244,384	255,672
United Airlines 2016-1 Class A Pass Through Trust 3.450%, 01/07/2030	363,155	371,834
United Airlines 2016-1 Class B Pass Through Trust 3.650%, 01/07/2026	544,705	550,600
United Airlines 2018-1 Class B Pass Through Trust 4.600%, 03/01/2026	147,932	152,728
United Airlines 2019-1 Class A Pass Through Trust 4.550%, 02/25/2033	308,664	333,437
United Rentals North America, Inc.
3.875%, 11/15/2027	222,000	226,651
4.875%, 01/15/2028	440,000	458,141
US Airways 2010-1 Class A Pass Through Trust 6.250%, 10/22/2024	85,737	92,224
Verisk Analytics, Inc. 4.125%, 03/15/2029	400,000	438,702
XPO Logistics, Inc. 6.500%, 06/15/2022 (E)	254,000	258,826
		27,932,400
Information technology – 3.1%
Banff Merger Sub, Inc. 9.750%, 09/01/2026 (E)	290,000	293,625
Broadcom Corp.
3.125%, 01/15/2025	310,000	313,604
3.875%, 01/15/2027	1,750,000	1,815,900
Broadcom, Inc. 4.750%, 04/15/2029 (E)	547,000	598,100
CommScope, Inc. 8.250%, 03/01/2027 (E)	501,000	527,303
Dell International LLC
4.900%, 10/01/2026 (E)	597,000	656,724
5.300%, 10/01/2029 (E)	609,000	685,776
8.350%, 07/15/2046 (E)	663,000	911,403
Fiserv, Inc.
2.750%, 07/01/2024	388,000	394,554
3.200%, 07/01/2026	570,000	589,589
3.850%, 06/01/2025	614,000	654,520
KLA Corp. 4.100%, 03/15/2029	340,000	372,022
Lam Research Corp.
3.750%, 03/15/2026	435,000	465,914
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Lam Research Corp. (continued)
4.875%, 03/15/2049	$359,000	$449,396
Marvell Technology Group, Ltd. 4.875%, 06/22/2028	465,000	513,212
Microchip Technology, Inc. 4.333%, 06/01/2023	972,000	1,026,207
Micron Technology, Inc.
4.185%, 02/15/2027	970,000	1,037,504
4.663%, 02/15/2030 (A)	1,000,000	1,100,227
4.975%, 02/06/2026	225,000	249,582
5.327%, 02/06/2029	1,658,000	1,900,244
Microsoft Corp. 4.450%, 11/03/2045	405,000	505,585
Motorola Solutions, Inc. 4.600%, 02/23/2028	618,000	669,682
NXP BV
3.875%, 06/18/2026 (E)	325,000	344,382
4.625%, 06/01/2023 (E)	710,000	758,563
4.875%, 03/01/2024 (E)	354,000	385,799
PayPal Holdings, Inc.
2.400%, 10/01/2024	539,000	544,012
2.850%, 10/01/2029 (A)	1,818,000	1,827,125
Qorvo, Inc. 5.500%, 07/15/2026	150,000	159,750
QUALCOMM, Inc. 3.450%, 05/20/2025	500,000	528,327
Seagate HDD Cayman 4.750%, 01/01/2025	475,000	507,360
Tech Data Corp. 3.700%, 02/15/2022	233,000	238,084
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022	640,000	665,203
Tempo Acquisition LLC 6.750%, 06/01/2025 (E)	136,000	140,420
VeriSign, Inc.
4.750%, 07/15/2027	195,000	205,725
5.250%, 04/01/2025	205,000	225,974
		22,261,397
Materials – 1.2%
Anglo American Capital PLC
4.125%, 09/27/2022 (E)	400,000	415,874
4.750%, 04/10/2027 (E)	215,000	234,925
Ardagh Packaging Finance PLC 6.000%, 02/15/2025 (E)	190,000	199,263
Bemis Company, Inc. 3.100%, 09/15/2026	500,000	489,237
Cemex SAB de CV 6.125%, 05/05/2025 (E)	335,000	347,566
CF Industries, Inc. 4.950%, 06/01/2043	175,000	182,438
Commercial Metals Company 5.375%, 07/15/2027	122,000	128,100
Cydsa SAB de CV 6.250%, 10/04/2027 (E)	350,000	359,629
Eastman Chemical Company 4.500%, 01/15/2021	68,000	69,234
First Quantum Minerals, Ltd.
6.875%, 03/01/2026 (E)	175,000	177,188
7.500%, 04/01/2025 (E)	100,000	102,250
Freeport-McMoRan, Inc. 5.450%, 03/15/2043	500,000	517,500
Huntsman International LLC 4.500%, 05/01/2029	500,000	530,659
Methanex Corp.
4.250%, 12/01/2024	293,000	301,903

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Methanex Corp. (continued)
5.250%, 12/15/2029	$387,000	$399,376
5.650%, 12/01/2044	450,000	430,598
Newmont Goldcorp Corp. 2.800%, 10/01/2029	223,000	220,607
Norbord, Inc. 6.250%, 04/15/2023 (E)	185,000	197,950
Orbia Advance Corp. SAB de CV 5.500%, 01/15/2048 (E)	380,000	388,079
Syngenta Finance NV
4.441%, 04/24/2023 (E)	535,000	558,387
5.676%, 04/24/2048 (E)	205,000	213,164
The Dow Chemical Company 3.000%, 11/15/2022	270,000	275,962
The Mosaic Company 4.250%, 11/15/2023	600,000	639,648
The Sherwin-Williams Company 4.200%, 01/15/2022	1,000,000	1,037,886
		8,417,423
Real estate – 2.1%
American Homes 4 Rent LP 4.250%, 02/15/2028	415,000	441,580
American Tower Corp.
2.950%, 01/15/2025	341,000	348,388
3.550%, 07/15/2027	662,000	693,443
3.800%, 08/15/2029	280,000	298,935
5.000%, 02/15/2024	670,000	737,470
5.900%, 11/01/2021	800,000	854,315
Columbia Property Trust Operating Partnership LP 4.150%, 04/01/2025	600,000	631,384
CyrusOne LP 3.450%, 11/15/2029	282,000	282,773
Equinix, Inc.
2.900%, 11/18/2026	1,000,000	1,001,750
3.200%, 11/18/2029	551,000	553,050
5.375%, 05/15/2027	275,000	298,658
ERP Operating LP 3.375%, 06/01/2025	300,000	315,011
Essex Portfolio LP 3.625%, 05/01/2027	500,000	526,970
GLP Capital LP 5.375%, 04/15/2026	292,000	322,777
Healthcare Trust of America Holdings LP 3.500%, 08/01/2026	500,000	521,430
Healthpeak Properties, Inc. 3.875%, 08/15/2024	800,000	850,422
Mid-America Apartments LP 3.950%, 03/15/2029	700,000	763,640
National Retail Properties, Inc. 3.300%, 04/15/2023	660,000	679,039
Piedmont Operating Partnership LP 4.450%, 03/15/2024	500,000	532,775
Reckson Operating Partnership LP 7.750%, 03/15/2020	775,000	783,537
SBA Tower Trust
2.836%, 01/15/2025 (E)	477,000	481,653
3.722%, 04/09/2048 (E)	543,000	554,641
SL Green Operating Partnership LP 3.250%, 10/15/2022	500,000	512,069
The GEO Group, Inc. 6.000%, 04/15/2026	96,000	85,200
Ventas Realty LP 3.500%, 02/01/2025	343,000	357,886
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
VEREIT Operating Partnership LP 4.600%, 02/06/2024	$397,000	$428,639
VICI Properties LP 4.625%, 12/01/2029 (E)	55,000	57,475
Weingarten Realty Investors 3.375%, 10/15/2022	1,050,000	1,074,725
		14,989,635
Utilities – 1.3%
ABY Transmision Sur SA 6.875%, 04/30/2043 (E)	215,490	272,328
AmeriGas Partners LP 5.500%, 05/20/2025	275,000	297,000
Arizona Public Service Company 5.500%, 09/01/2035	1,118,000	1,370,326
CenterPoint Energy Houston Electric LLC 6.950%, 03/15/2033	535,000	753,377
CenterPoint Energy, Inc. 2.500%, 09/01/2024	230,000	230,125
Edison International 3.550%, 11/15/2024	700,000	716,410
Emera US Finance LP 3.550%, 06/15/2026	248,000	257,385
Empresa Electrica Angamos SA 4.875%, 05/25/2029 (E)	231,280	238,015
Greenko Dutch BV
4.875%, 07/24/2022 (E)	285,000	285,695
5.250%, 07/24/2024 (E)	145,000	147,016
Instituto Costarricense de Electricidad 6.375%, 05/15/2043 (E)	210,000	180,075
Israel Electric Corp., Ltd. 6.875%, 06/21/2023 (E)	170,000	192,639
NextEra Energy Capital Holdings, Inc. 3.550%, 05/01/2027	660,000	700,465
NextEra Energy Operating Partners LP
3.875%, 10/15/2026 (E)	323,000	324,211
4.500%, 09/15/2027 (E)	245,000	255,413
NRG Energy, Inc. 3.750%, 06/15/2024 (E)	270,000	278,961
Oncor Electric Delivery Company LLC 4.100%, 06/01/2022	750,000	783,820
PPL Capital Funding, Inc. 3.400%, 06/01/2023	1,160,000	1,196,949
Vistra Operations Company LLC
3.700%, 01/30/2027 (E)	554,000	549,886
4.300%, 07/15/2029 (E)	520,000	529,778
		9,559,874
TOTAL CORPORATE BONDS (Cost $256,546,703)		$272,208,957
CAPITAL PREFERRED SECURITIES – 0.2%
Financials – 0.2%
Truist Bank (Greater of 3 month LIBOR + 0.645% or 4.000%) 4.000%, 12/15/2024 (C)(H)	425,000	378,250
USB Capital IX (Greater of 3 month LIBOR + 1.020% or 3.500%) 3.500%, 01/31/2020 (C)(H)	1,045,000	914,375
		1,292,625
TOTAL CAPITAL PREFERRED SECURITIES (Cost $1,387,943)		$1,292,625

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS – 0.5%
Foothill-Eastern Transportation Corridor Agency 4.094%, 01/15/2049	$1,000,000	$998,350
Sales Tax Securitization Corp. 4.637%, 01/01/2040	465,000	521,260
The School District of Philadelphia
5.995%, 09/01/2030	315,000	390,947
6.765%, 06/01/2040	1,010,000	1,346,179
TOTAL MUNICIPAL BONDS (Cost $3,115,887)		$3,256,736
TERM LOANS (I) – 0.0%
Financials – 0.0%
LSF9 Atlantis Holdings LLC, 2017 Term Loan (1 month LIBOR + 6.000%) 7.736%, 05/01/2023	198,188	182,416
TOTAL TERM LOANS (Cost $196,922)		$182,416
COLLATERALIZED MORTGAGE OBLIGATIONS – 8.4%
Commercial and residential – 6.4%
Americold LLC
Series 2010-ARTA, Class C, 6.811%, 01/14/2029 (E)	1,350,000	1,382,793
Series 2010-ARTA, Class D, 7.443%, 01/14/2029 (E)	1,789,000	1,837,516
Angel Oak Mortgage Trust I LLC
Series 2018-1, Class A1, 3.258%, 04/27/2048 (E)(J)	70,535	70,718
Series 2018-3, Class A1, 3.649%, 09/25/2048 (E)(J)	140,147	141,755
AOA Mortgage Trust Series 2015-1177, Class C 3.010%, 12/13/2029 (E)(J)	190,000	190,765
Arroyo Mortgage Trust
Series 2018-1, Class A1, 3.763%, 04/25/2048 (E)(J)	561,932	568,449
Series 2019-2, Class A1, 3.347%, 04/25/2049 (E)(J)	499,174	505,095
Series 2019-3, Class A1, 2.962%, 10/25/2048 (E)(J)	307,937	309,257
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR, Class ENM 3.842%, 11/05/2032 (E)(J)	231,000	217,349
Barclays Commercial Mortgage Trust Series 2019-C5, Class A2 3.043%, 11/15/2052	312,000	319,457
Bayview Commercial Asset Trust
Series 2005-1A, Class A2 (1 month LIBOR + 0.525%), 2.317%, 04/25/2035 (C)(E)	289,881	284,467
Series 2005-4A, Class A2 (1 month LIBOR + 0.390%), 2.182%, 01/25/2036 (C)(E)	159,845	154,533
Series 2006-2A, Class A2 (1 month LIBOR + 0.280%), 2.072%, 07/25/2036 (C)(E)	241,327	232,073
BBCMS Mortgage Trust Series 2018-TALL, Class E (1 month LIBOR + 2.437%) 4.177%, 03/15/2037 (C)(E)	223,000	223,000
BBCMS Trust
Series 2015-MSQ, Class D, 3.990%, 09/15/2032 (E)(J)	140,000	141,815
Series 2015-SRCH, Class D, 4.957%, 08/10/2035 (E)(J)	329,000	355,717
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Bear Stearns Asset Backed Securities Trust Series 2003-AC4, Class A 5.500%, 09/25/2033	$460,330	$470,222
BENCHMARK Mortgage Trust
Series 2019-B10, Class A2, 3.614%, 03/15/2062	410,000	429,785
Series 2019-B11, Class A2, 3.410%, 05/15/2052	380,000	396,215
Series 2019-B12, Class A2, 3.001%, 08/15/2052	475,000	487,615
Series 2019-B13, Class A2, 2.889%, 08/15/2057	418,000	427,159
Series 2019-B14, Class A2, 2.915%, 12/15/2062	386,000	395,222
BRAVO Residential Funding Trust Series 2019-NQM1, Class A1 2.666%, 07/25/2059 (E)(J)	232,344	232,201
BWAY Mortgage Trust Series 2015-1740, Class XA IO 0.896%, 01/10/2035 (E)	3,705,000	68,613
BX Commercial Mortgage Trust Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) 3.061%, 03/15/2037 (C)(E)	260,000	260,170
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) 3.490%, 12/15/2037 (C)(E)	121,000	121,339
CD Mortgage Trust Series 2017-CD3, Class A4 3.631%, 02/10/2050	1,800,000	1,925,412
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F 3.786%, 04/10/2028 (E)(J)	120,000	119,932
CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class E (1 month LIBOR + 2.150%) 3.890%, 07/15/2032 (C)(E)	232,040	231,459
CHL Mortgage Pass Through Trust Series 2004-HYB2, Class 4A 4.958%, 07/20/2034 (J)	523,818	535,719
CHT Mortgage Trust Series 2017-CSMO, Class D (1 month LIBOR + 2.250%) 3.990%, 11/15/2036 (C)(E)	358,000	358,219
Citigroup Commercial Mortgage Trust
Series 2018-C5, Class XA IO, 0.600%, 06/10/2051	9,959,668	475,743
Series 2019-PRM, Class A, 3.341%, 05/10/2036 (E)	170,000	175,948
Series 2019-SMRT, Class A, 4.149%, 01/10/2036 (E)	158,000	167,713
COLT Mortgage Loan Trust
Series 2018-2, Class A1, 3.470%, 07/27/2048 (E)(J)	51,424	51,550
Series 2019-2, Class A1, 3.337%, 05/25/2049 (E)(J)	228,417	228,701
Commercial Mortgage Trust (Bank of America Merrill Lynch/Deutsche Bank AG) Series 2013-WWP, Class A2 3.424%, 03/10/2031 (E)	1,400,000	1,454,786

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO, 1.635%, 08/15/2045	$9,370,024	$313,792
Series 2012-CR3, Class XA IO, 1.859%, 10/15/2045	9,265,856	384,966
Series 2013-CR8, Class AM, 3.817%, 06/10/2046 (E)(J)	1,000,000	1,039,089
Series 2014-CR15, Class C, 4.747%, 02/10/2047 (J)	800,000	856,853
Series 2014-CR15, Class XA IO, 0.941%, 02/10/2047	9,185,606	281,695
Series 2014-CR16, Class C, 4.928%, 04/10/2047 (J)	400,000	424,831
Series 2014-CR20, Class A3, 3.326%, 11/10/2047	730,000	760,771
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class XA IO 0.446%, 05/10/2051	5,045,834	168,790
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2012-LC4, Class B, 4.934%, 12/10/2044 (J)	108,000	112,082
Series 2012-LC4, Class XA IO, 2.103%, 12/10/2044 (E)	4,085,864	135,879
Series 2013-300P, Class D, 4.394%, 08/10/2030 (E)(J)	377,000	391,128
Series 2013-300P, Class E, 4.394%, 08/10/2030 (E)(J)	700,000	709,231
Series 2013-LC13, Class B, 5.009%, 08/10/2046 (E)(J)	114,000	122,122
Series 2014-LC15, Class C, 4.984%, 04/10/2047 (J)	400,000	426,288
Series 2017-PANW, Class A, 3.244%, 10/10/2029 (E)	159,000	163,733
Commercial Mortgage Trust (Deutsche Bank AG/UBS AG) Series 2014-UBS2, Class XA IO 1.196%, 03/10/2047	4,387,218	167,768
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class AX IO 0.683%, 02/15/2038 (E)	248,457	2
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) 3.340%, 05/15/2036 (C)(E)	760,000	760,682
CSMC Trust Series 2019-AFC1, Class A1 2.573%, 07/25/2049 (E)	524,142	521,909
DSLA Mortgage Loan Trust Series 2004-AR3, Class 2A2B (1 month LIBOR + 0.900%) 2.664%, 07/19/2044 (C)	550,967	552,828
FREMF Mortgage Trust
Series 2011-K10, Class B, 4.622%, 11/25/2049 (E)(J)	1,000,000	1,016,162
Series 2011-K11, Class B, 4.418%, 12/25/2048 (E)(J)	875,000	888,473
Series 2017-K67, Class B, 3.944%, 09/25/2049 (E)(J)	445,000	466,428
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Galton Funding Mortgage Trust Series 2018-1, Class A43 3.500%, 11/25/2057 (E)(J)	$92,157	$92,481
GCAT LLC Series 2019-NQM1, Class A1 2.985%, 02/25/2059 (E)	559,262	562,208
GE Capital Commercial Mortgage Corp. Series 2005-C1, Class XC IO 0.011%, 06/10/2048 (E)	3,787,364	38
GE Commercial Mortgage Corp. Trust Series 2007-C1, Class AM 5.606%, 12/10/2049 (J)	100,462	85,392
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM 5.619%, 07/10/2038 (J)	116,082	116,727
GS Mortgage Securities Trust
Series 2012-GCJ7, Class XA IO, 2.161%, 05/10/2045	2,661,675	73,892
Series 2013-GC10, Class C, 4.285%, 02/10/2046 (E)(J)	859,800	886,704
Series 2015-590M, Class C, 3.805%, 10/10/2035 (E)(J)	150,000	154,244
Series 2015-GC30, Class A3, 3.119%, 05/10/2050	425,000	438,796
Series 2015-GC34, Class A4, 3.506%, 10/10/2048	205,000	216,193
Series 2016-RENT, Class D, 4.067%, 02/10/2029 (E)(J)	249,000	251,204
Series 2017-485L, Class C, 3.982%, 02/10/2037 (E)(J)	155,000	159,470
Series 2019-GC39, Class A2, 3.457%, 05/10/2052	474,000	493,691
Series 2019-GC40, Class A2, 2.971%, 07/10/2052	445,000	455,322
Series 2005-GG4, Class XC IO, 1.368%, 07/10/2039 (E)	356,737	4
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO, 0.350%, 05/19/2047 (E)	13,724,566	232,641
Series 2007-4, Class ES IO, 0.350%, 07/19/2047	13,842,917	201,639
Series 2007-6, Class ES IO, 0.343%, 08/19/2037 (E)	12,411,472	176,638
Hilton Orlando Trust
Series 2018-ORL, Class B (1 month LIBOR + 1.050%), 2.790%, 12/15/2034 (C)(E)	1,000,000	999,434
Series 2018-ORL, Class D (1 month LIBOR + 1.700%), 3.440%, 12/15/2034 (C)(E)	145,000	144,918
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (1 month LIBOR + 3.900%) 5.675%, 08/05/2034 (C)(E)	100,000	99,914
IMT Trust
Series 2017-APTS, Class AFX, 3.478%, 06/15/2034 (E)	172,000	178,374
Series 2017-APTS, Class CFX, 3.497%, 06/15/2034 (E)(J)	188,000	190,776
Irvine Core Office Trust
Series 2013-IRV, Class A2, 3.173%, 05/15/2048 (E)(J)	325,000	333,701

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Irvine Core Office Trust (continued)
Series 2013-IRV, Class XA IO, 1.105%, 05/15/2048 (E)	$8,532,251	$158,903
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class XA IO, 0.572%, 08/15/2046	6,301,129	112,093
Series 2015-C31, Class A3, 3.801%, 08/15/2048	225,000	240,641
Series 2016-C1, Class A4, 3.311%, 03/15/2049	155,000	162,188
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP8, Class X IO, 0.300%, 05/15/2045	655,965	208
Series 2011-C3, Class XA IO, 0.947%, 02/15/2046 (E)	9,303,354	71,805
Series 2011-C4, Class XA IO, 1.175%, 07/15/2046 (E)	6,569,808	75,935
Series 2012-HSBC, Class XA IO, 1.431%, 07/05/2032 (E)	10,179,431	321,197
Series 2015-JP1, Class A4, 3.650%, 01/15/2049	255,000	271,335
KNDL Mortgage Trust Series 2019-KNSQ, Class D (1 month LIBOR + 1.350%) 3.090%, 05/15/2036 (C)(E)	185,000	184,893
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class XCL IO 0.018%, 02/15/2040 (E)	1,053	0
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 4.606%, 04/21/2034 (J)	123,641	126,105
Series 2004-8, Class 5A1, 4.550%, 08/25/2034 (J)	251,847	258,056
MASTR Alternative Loan Trust Series 2004-4, Class 8A1 6.500%, 05/25/2034	280,100	289,207
Merrill Lynch Mortgage Investors Trust Series 2005-A, Class A1 (1 month LIBOR + 0.460%) 2.252%, 03/25/2030 (C)	24,575	24,147
Merrill Lynch Mortgage Trust
Series 2008-C1, Class X IO, 0.060%, 02/12/2051 (E)	4,945,710	49
Series 2005-CIP1, Class XC IO, 0.010%, 07/12/2038 (E)	3,841,585	139
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5, Class XA IO, 1.440%, 08/15/2045 (E)	10,068,149	294,200
Series 2012-C6, Class XA IO, 1.613%, 11/15/2045 (E)	5,995,785	210,390
Series 2013-C7, Class AS, 3.214%, 02/15/2046	1,000,000	1,014,394
Series 2013-C7, Class XA IO, 1.347%, 02/15/2046	10,863,326	372,409
Series 2014-C17, Class XA IO, 1.109%, 08/15/2047	12,164,601	458,205
Morgan Stanley Capital I Trust
Series 2011-C3, Class XA IO, 0.628%, 07/15/2049 (E)	6,741,368	45,856
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Morgan Stanley Capital I Trust (continued)
Series 2012-C4, Class AS, 3.773%, 03/15/2045	$2,371,500	$2,430,932
Series 2017-CLS, Class D (1 month LIBOR + 1.400%), 3.140%, 11/15/2034 (C)(E)	368,000	367,999
Series 2005-IQ9, Class X1 IO, 0.640%, 07/15/2056 (E)	307,845	3
MSCG Trust Series 2016-SNR, Class D 6.550%, 11/15/2034 (E)	186,150	190,417
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D, 3.790%, 11/15/2032 (E)(J)	135,000	137,292
Series 2018-ALXA, Class C, 4.316%, 01/15/2043 (E)(J)	168,000	181,279
One Market Plaza Trust Series 2017-1MKT, Class D 4.146%, 02/10/2032 (E)	90,000	91,699
Seasoned Credit Risk Transfer Trust Series 2019-2, Class MA 3.500%, 08/25/2058	486,484	505,178
Sequoia Mortgage Trust Series 2005-3, Class A1 (1 month LIBOR + 0.200%) 1.965%, 05/20/2035 (C)	65,034	64,696
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1 3.793%, 03/25/2048 (E)(J)	126,115	126,989
Structured Asset Securities Corp. Series 1998-RF2, Class A 4.739%, 07/15/2027 (E)(J)	53,616	52,365
Towd Point Mortgage Trust Series 2019-4, Class A1 2.900%, 10/25/2059 (E)(J)	354,086	355,909
UBS Commercial Mortgage Trust Series 2012-C1, Class B 4.822%, 05/10/2045	55,000	57,426
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO 1.308%, 05/10/2063 (E)	6,070,215	166,155
Verus Securitization Trust Series 2018-3, Class A1 4.108%, 10/25/2058 (E)(J)	364,122	367,716
VNDO Mortgage Trust Series 2013-PENN, Class D 3.947%, 12/13/2029 (E)(J)	347,000	348,953
Wachovia Bank Commercial Mortgage Trust Series 2005-C17, Class XC IO 0.169%, 03/15/2042 (E)	231,283	789
WaMu Mortgage Pass Through Certificates
Series 2005-AR2, Class 2A1B (1 month LIBOR + 0.370%), 2.162%, 01/25/2045 (C)	598,845	589,848
Series 2005-AR8, Class 2AB2 (1 month LIBOR + 0.840%), 2.632%, 07/25/2045 (C)	447,284	443,481

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
WaMu Mortgage Pass Through Certificates (continued)
Series 2005-AR8, Class 2AB3 (1 month LIBOR + 0.720%), 2.512%, 07/25/2045 (C)	$357,295	$354,002
Washington Mutual Mortgage Pass Through Certificates Series 2005-1, Class 6A1 6.500%, 03/25/2035	259,814	259,848
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C, 2.710%, 03/18/2028 (E)(J)	344,000	343,280
Series 2017-SMP, Class D (1 month LIBOR + 1.650%), 3.390%, 12/15/2034 (C)(E)	95,000	94,704
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class XA IO, 1.316%, 03/15/2044 (E)	12,531,462	164,904
Series 2012-C10, Class XA IO, 1.539%, 12/15/2045 (E)	5,974,931	230,676
Series 2012-C9, Class XA IO, 1.896%, 11/15/2045 (E)	7,095,338	303,705
Series 2013-C15, Class B, 4.494%, 08/15/2046 (J)	58,000	61,229
Series 2013-C16, Class B, 5.024%, 09/15/2046 (J)	74,000	79,596
		46,221,810
U.S. Government Agency – 2.0%
Federal Home Loan Mortgage Corp.
Series 290, Class IO, 3.500%, 11/15/2032	1,701,084	198,077
Series 3387, Class SB IO, 4.680%, 11/15/2037	1,292,444	187,756
Series 3632, Class AP, 3.000%, 02/15/2040	1,042,159	1,066,752
Series K011, Class X1 IO, 0.174%, 11/25/2020	45,362,195	52,294
Series K014, Class X1 IO, 1.149%, 04/25/2021	8,868,255	104,079
Series K015, Class X1 IO, 1.571%, 07/25/2021	8,646,999	167,150
Series K018, Class X1 IO, 1.300%, 01/25/2022	3,320,914	68,679
Series K021, Class A2, 2.396%, 06/25/2022	1,000,000	1,008,000
Series K021, Class X1 IO, 1.425%, 06/25/2022	11,736,382	351,572
Series K022, Class X1 IO, 1.214%, 07/25/2022	2,515,905	63,882
Series K026, Class X1 IO, 0.979%, 11/25/2022	10,180,776	236,385
Series K040, Class A2, 3.241%, 09/25/2024	270,000	283,167
Series K043, Class A2, 3.062%, 12/25/2024	585,000	610,260
Series KAIV, Class X1 IO, 1.241%, 06/25/2021	29,065,850	327,683
Series KIR3, Class A1, 3.038%, 08/25/2027	695,000	721,162
Series KS01, Class X1 IO, 1.196%, 01/25/2023	5,345,732	138,040
Series T-41, Class 3A, 5.416%, 07/25/2032 (J)	55,595	61,121
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association
Series 2001-50, Class BA, 7.000%, 10/25/2041	$8,266	$9,315
Series 2010-15, Class KA, 4.000%, 03/25/2039	167,047	169,267
Series 2011-41, Class KA, 4.000%, 01/25/2041	289,818	299,358
Series 2011-86, Class NA, 4.000%, 01/25/2041	436,734	444,964
Series 2012-137, Class WI IO, 3.500%, 12/25/2032	1,761,830	207,576
Series 2012-21, Class PA, 2.000%, 03/25/2041	2,433,485	2,419,925
Series 2012-38, Class PA, 2.000%, 09/25/2041	836,865	831,217
Series 2012-M5, Class X IO, 0.524%, 02/25/2022	11,945,354	102,730
Series 2002-W3, Class A5, 7.500%, 11/25/2041	63,859	75,357
Government National Mortgage Association
Series 2008-90, Class IO, 1.877%, 12/16/2050	2,628,964	542,815
Series 2010-147, Class SA IO, 4.405%, 05/20/2040	1,461,143	101,695
Series 2010-85, Class SB IO, 4.860%, 03/16/2040	1,547,890	237,066
Series 2012-114, Class IO, 0.786%, 01/16/2053	690,224	30,662
Series 2012-120, Class IO, 0.795%, 02/16/2053	8,788,702	420,825
Series 2012-70, Class IO, 0.440%, 08/16/2052	5,266,231	71,630
Series 2015-41, Class IO, 0.592%, 09/16/2056	9,133,584	372,183
Series 2016-174, Class IO, 0.892%, 11/16/2056	879,271	62,719
Series 2017-109, Class IO, 0.600%, 04/16/2057	1,943,316	97,280
Series 2017-124, Class IO, 0.709%, 01/16/2059	2,691,096	163,410
Series 2017-135, Class IO, 0.839%, 10/16/2058	1,708,997	109,190
Series 2017-140, Class IO, 0.609%, 02/16/2059	1,239,155	68,911
Series 2017-159, Class IO, 0.544%, 06/16/2059	1,850,881	93,656
Series 2017-169, Class IO, 0.727%, 01/16/2060	3,900,875	244,787
Series 2017-20, Class IO, 0.743%, 12/16/2058	4,211,211	239,643
Series 2017-22, Class IO, 0.933%, 12/16/2057	640,248	47,900
Series 2017-41, Class IO, 0.791%, 07/16/2058	1,923,969	114,925
Series 2017-46, Class IO, 0.620%, 11/16/2057	1,692,026	92,427
Series 2017-61, Class IO, 0.764%, 05/16/2059	906,639	59,822
Series 2018-158, Class IO, 0.727%, 05/16/2061	3,484,499	254,508
Series 2018-35, Class IO, 0.527%, 03/16/2060	2,818,182	149,386

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2018-43, Class IO, 0.576%, 05/16/2060	$4,664,719	$259,535
Series 2018-69, Class IO, 0.554%, 04/16/2060	2,699,920	158,067
Series 2018-81, Class IO, 0.448%, 01/16/2060	613,725	32,753
Series 2018-9, Class IO, 0.559%, 01/16/2060	3,051,140	163,000
		14,394,563
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $62,292,427)		$60,616,373
ASSET BACKED SECURITIES – 7.6%
AccessLex Institute
Series 2005-1, Class A4 (3 month LIBOR + 0.210%) 2.138%, 06/22/2037 (C)	160,199	151,843
Series 2006-1, Class A3 (3 month LIBOR + 0.200%) 2.110%, 08/25/2037 (C)	609,068	580,090
Series 2007-A, Class A3 (3 month LIBOR + 0.300%) 2.209%, 05/25/2036 (C)	248,007	242,355
Americredit Automobile Receivables Trust
Series 2018-2, Class C 3.590%, 06/18/2024	200,000	205,800
Series 2018-3, Class C 3.740%, 10/18/2024	211,000	219,015
Ameriquest Mortgage Securities, Inc. Series 2005-R10, Class M1 (1 month LIBOR + 0.410%) 2.202%, 01/25/2036 (C)	152,934	152,898
Amresco Residential Securities Corp. Mortgage Loan Trust Series 1998-1, Class A6 6.510%, 08/25/2027 (J)	73	75
Applebee's Funding LLC Series 2019-1A, Class A2I 4.194%, 06/07/2049 (E)	575,000	582,912
Arby's Funding LLC Series 2015-1A, Class A2 4.969%, 10/30/2045 (E)	460,800	472,523
ARL First LLC Series 2012-1A, Class A2 3.810%, 12/15/2042 (E)	900,000	921,519
Avis Budget Rental Car Funding AESOP LLC
Series 2019-1A, Class A 3.450%, 03/20/2023 (E)	280,000	286,384
Series 2019-3A, Class A 2.360%, 03/20/2026 (E)	439,000	434,754
BA Credit Card Trust Series 2017-A1, Class A1 1.950%, 08/15/2022	3,730,000	3,730,373
BRE Grand Islander Timeshare Issuer LLC Series 2019-A, Class A 3.280%, 09/26/2033 (E)	258,621	263,771
Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Business Loan Express SBA Loan Trust Series 2005-1A, Class A (1 month LIBOR + 0.300%) 2.092%, 06/27/2033 (C)(E)	$253,327	$240,407
Capital One Multi-Asset Execution Trust
Series 2015-A8, Class A8 2.050%, 08/15/2023	3,500,000	3,505,254
Series 2016-A7, Class A7 (1 month LIBOR + 0.510%) 2.250%, 09/16/2024 (C)	3,123,000	3,140,369
Centex Home Equity Loan Trust Series 2005-A, Class M4 (1 month LIBOR + 1.200%) 2.992%, 01/25/2035 (C)	156,736	149,393
Chase Issuance Trust Series 2016-A3, Class A3 (1 month LIBOR + 0.550%) 2.290%, 06/15/2023 (C)	4,500,000	4,527,854
Citibank Credit Card Issuance Trust
Series 2017-A3, Class A3 1.920%, 04/07/2022	3,000,000	2,999,839
Series 2017-A7, Class A7 (1 month LIBOR + 0.370%) 2.080%, 08/08/2024 (C)	3,000,000	3,007,716
CLI Funding LLC Series 2018-1A, Class A 4.030%, 04/18/2043 (E)	387,508	390,108
CNH Equipment Trust Series 2018-B, Class A3 3.190%, 11/15/2023	455,000	461,955
Coinstar Funding LLC Series 2017-1A, Class A2 5.216%, 04/25/2047 (E)	448,500	459,902
Conseco Finance Corp. Series 1996-10, Class M1 7.240%, 11/15/2028 (J)	185,801	193,729
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5 8.100%, 08/15/2025	6,651	3,191
Corevest American Finance Trust Series 2019-3, Class A 2.705%, 10/15/2052 (E)	103,871	103,776
Credit-Based Asset Servicing & Securitization LLC Series 2006-MH1, Class B1 6.250%, 10/25/2036 (E)	2,560,000	2,618,939
Cronos Containers Program I, Ltd. Series 2013-1A, Class A 3.080%, 04/18/2028 (E)	600,000	599,679
CWABS Asset-Backed Certificates Trust Series 2004-10, Class AF5B 4.535%, 02/25/2035	51,472	51,425
DB Master Finance LLC
Series 2017-1A, Class A2I 3.629%, 11/20/2047 (E)	210,700	213,464
Series 2017-1A, Class A2II 4.030%, 11/20/2047 (E)	225,400	230,647
Series 2019-1A, Class A2I 3.787%, 05/20/2049 (E)	1,039,775	1,061,974
Domino's Pizza Master Issuer LLC
Series 2017-1A, Class A23 4.118%, 07/25/2047 (E)	607,600	629,376
Series 2017-1A, Class A2II 3.082%, 07/25/2047 (E)	980,000	980,784
Driven Brands Funding LLC Series 2015-1A, Class A2 5.216%, 07/20/2045 (E)	556,800	568,159

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, 04/30/2047 (E)	$195,000	$195,528
Ford Credit Floorplan Master Owner Trust Series 2019-2, Class A 3.060%, 04/15/2026	688,000	710,100
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A 2.900%, 04/15/2026 (E)	580,000	592,469
Goal Capital Funding Trust Series 2005-2, Class A4 (3 month LIBOR + 0.200%) 2.110%, 08/25/2044 (C)	718,471	691,162
Golden Credit Card Trust Series 2018-4A, Class A 3.440%, 10/15/2025 (E)	480,000	500,194
GSRPM Mortgage Loan Trust Series 2006-1, Class A1 (1 month LIBOR + 0.300%) 2.092%, 03/25/2035 (C)(E)	137,154	136,648
Hilton Grand Vacations Trust
Series 2017-AA, Class A 2.660%, 12/26/2028 (E)	339,075	340,354
Series 2018-AA, Class A 3.540%, 02/25/2032 (E)	134,629	138,401
InSite Issuer LLC
Series 2016-1A, Class A 2.883%, 11/15/2046 (E)	750,000	753,135
Series 2016-1A, Class B 4.557%, 11/15/2046 (E)	500,000	509,571
Jack in the Box Funding LLC
Series 2019-1A, Class A23 4.970%, 08/25/2049 (E)	230,000	231,992
Series 2019-1A, Class A2I 3.982%, 08/25/2049 (E)	230,000	231,695
KeyCorp Student Loan Trust Series 2004-A, Class 1A2 (3 month LIBOR + 0.240%) 2.176%, 10/27/2042 (C)	175,718	170,311
Laurel Road Prime Student Loan Trust Series 2019-A, Class A2FX 2.730%, 10/25/2048 (E)	140,000	139,073
Long Beach Mortgage Loan Trust Series 2004-1, Class M3 (1 month LIBOR + 1.050%) 2.842%, 02/25/2034 (C)	62,902	62,772
MelTel Land Funding LLC Series 2019-1A, Class A 3.768%, 04/15/2049 (E)	257,000	261,292
Mill City Mortgage Loan Trust Series 2018-3, Class A1 3.500%, 08/25/2058 (E)(J)	150,900	154,517
MMAF Equipment Finance LLC
Series 2017-B, Class A3 2.210%, 10/17/2022 (E)	264,654	264,818
Series 2019-A, Class A3 3.270%, 11/13/2023 (E)	324,000	328,569
MVW Owner Trust
Series 2015-1A, Class A 2.520%, 12/20/2032 (E)	35,474	35,450
Series 2018-1A, Class A 3.450%, 01/21/2036 (E)	310,472	319,013
Navient Private Education Loan Trust Series 2016-AA, Class A2A 3.910%, 12/15/2045 (E)	165,532	171,349
Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust Series 2019-FA, Class A2 2.600%, 08/15/2068 (E)	$553,000	$551,732
New Residential Mortgage LLC
Series 2018-FNT1, Class A 3.610%, 05/25/2023 (E)	246,299	246,751
Series 2018-FNT2, Class A 3.790%, 07/25/2054 (E)	131,450	131,916
NextGear Floorplan Master Owner Trust Series 2018-2A, Class A2 3.690%, 10/15/2023 (E)	350,000	359,061
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A 3.193%, 01/25/2023 (E)	104,403	104,723
Series 2018-PLS2, Class A 3.265%, 02/25/2023 (E)	317,120	317,354
Option One Mortgage Loan Trust Series 2004-1, Class M1 (1 month LIBOR + 0.900%) 2.692%, 01/25/2034 (C)	289,565	285,254
Oxford Finance Funding LLC Series 2019-1A, Class A2 4.459%, 02/15/2027 (E)	185,000	187,669
PFS Financing Corp. Series 2018-B, Class A 2.890%, 02/15/2023 (E)	350,000	352,675
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4 4.934%, 08/25/2035	128,909	131,889
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.510%, 01/26/2032 (E)	422,000	419,955
SCF Equipment Leasing LLC Series 2019-1A, Class A2 3.230%, 10/20/2024 (E)	186,000	187,261
Sesac Finance LLC Series 2019-1, Class A2 5.216%, 07/25/2049 (E)	384,038	396,480
Sierra Timeshare Receivables Funding LLC
Series 2018-2A, Class A 3.500%, 06/20/2035 (E)	171,191	173,841
Series 2019-1A, Class A 3.200%, 01/20/2036 (E)	201,453	203,207
SMB Private Education Loan Trust
Series 2015-C, Class A2A 2.750%, 07/15/2027 (E)	160,831	161,561
Series 2019-B, Class A2A 2.840%, 06/15/2037 (E)	591,000	593,051
Sonic Capital LLC Series 2016-1A, Class A2 4.472%, 05/20/2046 (E)	97,401	98,047
SunTrust Student Loan Trust Series 2006-1A, Class A4 (3 month LIBOR + 0.190%) 2.126%, 10/28/2037 (C)(E)	669,145	644,888
Taco Bell Funding LLC
Series 2016-1A, Class A2II 4.377%, 05/25/2046 (E)	682,500	687,005
Series 2018-1A, Class A2I 4.318%, 11/25/2048 (E)	497,970	509,513
TAL Advantage V LLC Series 2014-1A, Class A 3.510%, 02/22/2039 (E)	372,917	371,834

The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Towd Point Mortgage Trust
Series 2015-1, Class A5 3.952%, 10/25/2053 (E)(J)	$105,000	$108,081
Series 2015-2, Class 1M2 3.799%, 11/25/2060 (E)(J)	245,000	254,844
Series 2015-6, Class M2 3.750%, 04/25/2055 (E)(J)	1,000,000	1,054,007
Series 2016-5, Class A1 2.500%, 10/25/2056 (E)(J)	180,660	180,627
Series 2017-1, Class A1 2.750%, 10/25/2056 (E)(J)	66,849	67,288
Series 2017-2, Class A1 2.750%, 04/25/2057 (E)(J)	57,461	57,829
Series 2018-1, Class A1 3.000%, 01/25/2058 (E)(J)	150,828	152,370
Series 2018-3, Class A1 3.750%, 05/25/2058 (E)(J)	261,227	270,134
Series 2018-4, Class A1 3.000%, 06/25/2058 (E)(J)	441,070	447,306
Series 2018-5, Class A1A 3.250%, 07/25/2058 (E)(J)	79,349	80,819
Series 2018-6, Class A1A 3.750%, 03/25/2058 (E)(J)	616,289	633,929
Series 2019-1, Class A1 3.750%, 03/25/2058 (E)(J)	306,919	318,469
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.560%, 11/25/2031 (E)	1,200,000	1,217,766
Triton Container Finance V LLC Series 2018-1A, Class A 3.950%, 03/20/2043 (E)	276,375	277,614
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2 4.072%, 02/16/2043 (E)	265,050	273,185
VB-S1 Issuer LLC
Series 2016-1A, Class D 4.459%, 06/15/2046 (E)	500,000	504,007
Series 2016-1A, Class F 6.901%, 06/15/2046 (E)	250,000	255,014
VSE VOI Mortgage LLC Series 2017-A, Class A 2.330%, 03/20/2035 (E)	204,343	204,228
Westgate Resorts LLC
Series 2016-1A, Class A 3.500%, 12/20/2028 (E)	24,143	24,215
Series 2017-1A, Class A 3.050%, 12/20/2030 (E)	174,390	175,057
Westlake Automobile Receivables Trust Series 2019-1A, Class C 4.050%, 03/15/2024 (E)	260,000	263,096
TOTAL ASSET BACKED SECURITIES (Cost $54,762,955)		$55,256,217
PREFERRED SECURITIES – 0.1%
Consumer staples – 0.0%
Ocean Spray Cranberries, Inc., 6.250% (E)	2,216	188,360
Financials – 0.0%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 7.695% (C)	8,934	232,731
Wells Fargo & Company, Series L, 7.500%	55	79,750
		312,481
Information technology – 0.1%
Broadcom, Inc., 8.000% (A)	332	391,086
Active Bond Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Utilities – 0.0%
Dominion Energy, Inc., 7.250%	550	$58,845
DTE Energy Company, 6.250%	669	34,293
The Southern Company, 6.750%	831	44,791
		137,929
TOTAL PREFERRED SECURITIES (Cost $963,232)		$1,029,856
ESCROW CERTIFICATES – 0.0%
Stearns Holdings LLC 9.375%, 08/15/2020 (D)(G)	$46,000	5,304
TOTAL ESCROW CERTIFICATES (Cost $0)		$5,304
SHORT-TERM INVESTMENTS – 11.3%
U.S. Government Agency – 0.6%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	508,000	508,000
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	1,708,000	1,708,000
Federal Home Loan Mortgage Corp. Discount Note 1.050%, 01/02/2020 *	1,841,000	1,841,000
		4,057,000
Short-term funds – 10.6%
John Hancock Collateral Trust, 1.7338% (K)(L)	839,202	8,396,803
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (K)	68,658,048	68,658,048
		77,054,851
Repurchase agreement – 0.1%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $355,030 on 1-2-20, collateralized by $360,242 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $362,134)	$355,000	355,000
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $100,003 on 1-2-20, collateralized by $105,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $105,940)	100,000	100,000
		455,000
TOTAL SHORT-TERM INVESTMENTS (Cost $81,567,127)		$81,566,851
Total Investments (Active Bond Trust) (Cost $773,550,497) – 110.0%		$796,322,116
Other assets and liabilities, net – (10.0%)		(72,098,800)
TOTAL NET ASSETS – 100.0%		$724,223,316
Currency Abbreviations
ARS	Argentine Peso
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Active Bond Trust (continued)
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Non-income producing security.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $118,951,309 or 16.4% of the fund's net assets as of 12-31-19.
(F)	Non-income producing - Issuer is in default.
(G)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(H)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(I)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(J)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(K)	The rate shown is the annualized seven-day yield as of 12-31-19.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Core Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 54.0%
U.S. Government – 25.2%
U.S. Treasury Bonds
2.250%, 08/15/2046 to 08/15/2049	$8,832,000	$8,565,430
2.375%, 11/15/2049	4,565,000	4,544,485
2.500%, 05/15/2046	10,131,000	10,330,401
2.875%, 05/15/2043 to 05/15/2049	5,348,000	5,820,658
3.000%, 11/15/2044	25,120,000	27,966,687
3.125%, 02/15/2043 to 08/15/2044	18,295,000	20,747,444
U.S. Treasury Notes
1.125%, 09/30/2021	23,337,000	23,143,137
1.375%, 08/31/2020 to 08/31/2026	2,856,000	2,775,108
1.500%, 11/30/2021 to 11/30/2024	18,757,000	18,659,226
1.625%, 12/15/2022 to 11/30/2026	50,298,000	49,974,700
1.750%, 12/31/2024	9,258,000	9,278,099
1.750%, 11/15/2029 (A)	9,365,000	9,216,294
2.000%, 10/31/2021	476,000	479,427
2.125%, 05/15/2022	2,724,000	2,756,527
2.250%, 04/15/2022 to 11/15/2024	9,032,000	9,195,998
2.375%, 02/29/2024 to 04/30/2026	8,811,000	9,106,251
2.500%, 01/15/2022	655,000	666,643
2.625%, 06/15/2021 to 01/31/2026	20,910,000	21,640,940
2.750%, 04/30/2023 to 07/31/2023	26,748,000	27,711,462
2.875%, 11/15/2021 to 11/30/2025	10,990,000	11,440,057
		274,018,974
U.S. Government Agency – 28.8%
Federal Home Loan Mortgage Corp.
2.500%, 06/01/2028 to 11/01/2028	10,157,185	10,279,665
3.000%, 06/01/2049 to 12/01/2049	5,443,597	5,538,914
Core Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
3.500%, 02/01/2048 to 11/01/2049	$10,455,979	$10,920,464
4.000%, 01/01/2035 to 07/01/2049	32,138,823	34,183,650
4.000%, 09/01/2049 (B)	7,808,974	8,341,922
4.500%, 06/01/2039 to 03/01/2049	721,841	792,077
Federal National Mortgage Association
2.500%, TBA (B)	10,200,000	10,082,204
2.500%, 08/01/2031	858,557	868,443
2.619%, (12 month LIBOR + 1.587%), 11/01/2045 (C)	309,788	313,855
2.620%, (12 month LIBOR + 1.583%), 05/01/2045 (C)	766,450	775,631
2.659%, (12 month LIBOR + 1.585%), 01/01/2046 (C)	3,625,605	3,670,844
2.743%, (12 month LIBOR + 1.579%), 06/01/2045 (C)	975,221	990,300
2.955%, (12 month LIBOR + 1.599%), 08/01/2047 (C)	693,092	707,989
3.000%, TBA (B)	5,500,000	5,577,384
3.000%, 12/01/2034 to 12/01/2049	11,130,790	11,325,026
3.102%, (12 month LIBOR + 1.620%), 03/01/2047 (C)	1,016,781	1,042,398
3.500%, TBA (B)	3,000,000	3,083,896
3.500%, 05/01/2049 to 12/01/2049	14,959,983	15,644,147
4.000%, 07/01/2033 to 12/01/2049	63,515,042	67,502,956
4.500%, 05/01/2034 to 08/01/2049	15,213,058	16,543,535
5.000%, 07/01/2044 to 08/01/2049	32,414,838	35,854,325
5.500%, 12/01/2048 to 06/01/2049	4,767,720	5,321,584
Government National Mortgage Association
3.000%, TBA (B)	8,800,000	9,028,269
3.500%, TBA (B)	11,900,000	12,264,284
3.500%, 01/20/2048 to 09/20/2049	6,365,421	6,613,087
4.000%, 10/20/2047 to 08/20/2049	12,800,732	13,442,756
4.500%, 08/15/2047 to 05/20/2049	5,791,496	6,258,850
5.000%, 12/20/2039 to 09/20/2049	16,051,533	17,140,801
		314,109,256
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $586,648,025)		$588,128,230
FOREIGN GOVERNMENT OBLIGATIONS – 0.6%
Japan – 0.1%
Japan Bank for International Cooperation 1.750%, 10/17/2024	1,016,000	1,001,512
Mexico – 0.3%
Government of Mexico
4.500%, 04/22/2029	2,267,000	2,485,766
4.600%, 02/10/2048	632,000	692,046
		3,177,812
Paraguay – 0.0%
Republic of Paraguay 5.400%, 03/30/2050 (D)	497,000	573,414
United Arab Emirates – 0.2%
Abu Dhabi Government
2.125%, 09/30/2024 (D)	582,000	579,992
2.500%, 09/30/2029 (D)	759,000	756,154
3.125%, 09/30/2049 (D)	427,000	416,325
		1,752,471
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $6,270,572)		$6,505,209

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS – 25.2%
Communication services – 2.3%
AT&T, Inc.
3.000%, 02/15/2022 to 06/30/2022	$1,485,000	$1,516,066
3.400%, 05/15/2025	734,000	768,812
3.800%, 02/15/2027	293,000	312,011
3.900%, 03/11/2024	348,000	369,908
4.300%, 02/15/2030	255,000	283,297
4.500%, 03/09/2048	180,000	198,592
4.850%, 03/01/2039	360,000	414,239
5.150%, 02/15/2050	799,000	961,063
5.250%, 03/01/2037	215,000	256,319
5.350%, 12/15/2043	180,000	212,861
5.375%, 10/15/2041	288,000	341,858
5.450%, 03/01/2047	260,000	322,061
5.700%, 03/01/2057	215,000	276,704
Charter Communications Operating LLC
4.464%, 07/23/2022	353,000	370,893
4.800%, 03/01/2050	1,469,000	1,543,678
5.375%, 05/01/2047	311,000	347,940
Comcast Corp.
2.650%, 02/01/2030	1,417,000	1,420,890
3.450%, 10/01/2021 to 02/01/2050	1,381,000	1,417,630
3.700%, 04/15/2024	722,000	769,248
3.950%, 10/15/2025	653,000	712,145
4.000%, 03/01/2048	548,000	607,474
4.150%, 10/15/2028	368,000	413,958
4.600%, 10/15/2038	915,000	1,088,334
4.700%, 10/15/2048	183,000	225,245
4.950%, 10/15/2058	273,000	354,471
Rogers Communications, Inc. 3.700%, 11/15/2049	591,000	594,614
Telefonica Emisiones SA 5.520%, 03/01/2049	754,000	943,129
The Walt Disney Company
1.750%, 08/30/2024	1,098,000	1,087,655
2.000%, 09/01/2029	731,000	708,577
2.750%, 09/01/2049	166,000	156,124
Time Warner Cable LLC 6.550%, 05/01/2037	255,000	312,171
Verizon Communications, Inc.
4.016%, 12/03/2029	397,000	443,447
4.125%, 08/15/2046	874,000	984,777
4.272%, 01/15/2036	161,000	181,787
4.329%, 09/21/2028	632,000	716,327
4.400%, 11/01/2034	783,000	905,935
4.522%, 09/15/2048	179,000	214,098
4.672%, 03/15/2055 (A)	96,000	118,411
5.012%, 04/15/2049	179,000	228,768
5.500%, 03/16/2047	348,000	471,126
Vodafone Group PLC 4.250%, 09/17/2050	1,406,000	1,462,802
		25,035,445
Consumer discretionary – 0.6%
Ford Motor Company 4.750%, 01/15/2043	1,789,000	1,582,275
Ford Motor Credit Company LLC 4.063%, 11/01/2024	582,000	593,563
General Motors Company
5.400%, 04/01/2048	271,000	279,908
5.950%, 04/01/2049	591,000	653,415
Lowe's Companies, Inc. 3.650%, 04/05/2029	1,720,000	1,837,054
McDonald's Corp.
2.625%, 09/01/2029	585,000	584,957
4.450%, 09/01/2048	432,000	493,568
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Starbucks Corp.
3.750%, 12/01/2047	$503,000	$521,172
3.800%, 08/15/2025	40,000	43,060
The Home Depot, Inc. 4.500%, 12/06/2048 (A)	353,000	434,655
		7,023,627
Consumer staples – 1.8%
Altria Group, Inc.
4.800%, 02/14/2029	778,000	866,082
5.950%, 02/14/2049	189,000	228,510
Anheuser-Busch Companies LLC
4.700%, 02/01/2036	672,000	775,052
4.900%, 02/01/2046	1,544,000	1,825,993
Anheuser-Busch InBev Worldwide, Inc.
4.150%, 01/23/2025	781,000	849,681
4.600%, 04/15/2048	147,000	167,247
4.900%, 01/23/2031	643,000	765,019
5.550%, 01/23/2049	295,000	382,145
BAT Capital Corp.
3.215%, 09/06/2026	389,000	391,551
3.222%, 08/15/2024	945,000	965,790
3.557%, 08/15/2027	199,000	202,939
4.540%, 08/15/2047	57,000	57,159
Constellation Brands, Inc.
3.150%, 08/01/2029	701,000	708,030
3.200%, 02/15/2023	182,000	186,878
3.500%, 05/09/2027	260,000	271,317
3.600%, 02/15/2028	574,000	606,640
3.700%, 12/06/2026	306,000	324,568
4.400%, 11/15/2025	56,000	61,131
Costco Wholesale Corp. 3.000%, 05/18/2027	350,000	368,812
Danone SA 2.947%, 11/02/2026 (D)	2,709,000	2,764,558
Kraft Heinz Foods Company
2.800%, 07/02/2020	150,000	150,238
4.375%, 06/01/2046	534,000	524,870
Reynolds American, Inc. 5.850%, 08/15/2045	405,000	463,602
The Estee Lauder Companies, Inc.
2.375%, 12/01/2029 (A)	353,000	352,340
3.125%, 12/01/2049	671,000	669,051
The Hershey Company 2.050%, 11/15/2024	758,000	759,127
Walmart, Inc.
2.375%, 09/24/2029	510,000	509,839
2.950%, 09/24/2049	641,000	636,094
3.550%, 06/26/2025	769,000	825,263
3.700%, 06/26/2028	1,692,000	1,864,335
4.050%, 06/29/2048	8,000	9,451
		19,533,312
Energy – 2.9%
BP Capital Markets America, Inc.
3.796%, 09/21/2025	725,000	783,886
3.937%, 09/21/2028	779,000	859,920
Canadian Natural Resources, Ltd. 3.900%, 02/01/2025	246,000	262,126
Cimarex Energy Company 4.375%, 03/15/2029	1,006,000	1,063,911
Devon Energy Corp. 5.600%, 07/15/2041	596,000	723,010
Ecopetrol SA 5.875%, 05/28/2045	282,000	332,408
Enbridge, Inc.
2.500%, 01/15/2025	1,916,000	1,927,281

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Enbridge, Inc. (continued)
2.900%, 07/15/2022	$775,000	$789,337
3.125%, 11/15/2029	1,181,000	1,193,922
Encana Corp.
6.500%, 02/01/2038	374,000	440,907
6.625%, 08/15/2037	338,000	408,587
Energy Transfer Operating LP
5.300%, 04/15/2047	175,000	186,319
5.500%, 06/01/2027	458,000	514,360
5.875%, 01/15/2024	697,000	771,115
6.125%, 12/15/2045	396,000	458,098
6.250%, 04/15/2049	175,000	210,612
Enterprise Products Operating LLC
3.125%, 07/31/2029	502,000	515,103
4.200%, 01/31/2050	140,000	149,753
Equinor ASA 3.250%, 11/18/2049	528,000	530,503
Hess Corp.
3.500%, 07/15/2024	158,000	161,409
5.600%, 02/15/2041	42,000	49,067
5.800%, 04/01/2047 (A)	66,000	80,608
6.000%, 01/15/2040	538,000	634,262
7.125%, 03/15/2033	132,000	166,688
Kinder Morgan Energy Partners LP 7.300%, 08/15/2033	57,000	76,179
Marathon Petroleum Corp.
3.625%, 09/15/2024 (A)	980,000	1,028,557
4.500%, 04/01/2048	353,000	374,481
4.750%, 12/15/2023	297,000	322,544
MPLX LP
4.250%, 12/01/2027 (D)	350,000	368,091
4.800%, 02/15/2029	350,000	383,662
5.200%, 12/01/2047 (D)	533,000	566,061
5.500%, 02/15/2049	490,000	555,091
National Oilwell Varco, Inc. 3.600%, 12/01/2029	984,000	985,254
Noble Energy, Inc.
3.250%, 10/15/2029	600,000	604,272
4.200%, 10/15/2049	280,000	280,578
4.950%, 08/15/2047	631,000	697,523
5.050%, 11/15/2044	523,000	582,286
Occidental Petroleum Corp. 7.500%, 05/01/2031	195,000	253,536
Petroleos Mexicanos
2.378%, 04/15/2025	756,250	763,875
2.460%, 12/15/2025	1,944,600	1,921,385
6.350%, 02/12/2048	2,009,000	1,938,685
6.500%, 03/13/2027	229,000	243,134
6.750%, 09/21/2047	350,000	350,658
Plains All American Pipeline LP
3.550%, 12/15/2029	1,154,000	1,135,831
4.900%, 02/15/2045	684,000	679,801
Schlumberger Finance Canada, Ltd. 2.650%, 11/20/2022 (D)	375,000	381,102
Shell International Finance BV
2.000%, 11/07/2024	1,450,000	1,446,110
3.125%, 11/07/2049 (A)	534,000	525,576
Sunoco Logistics Partners Operations LP
5.300%, 04/01/2044	671,000	712,362
5.350%, 05/15/2045	48,000	51,488
The Williams Companies, Inc. 3.900%, 01/15/2025	263,000	276,709
Total Capital International SA 2.829%, 01/10/2030	668,000	685,642
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Transcanada Pipelines Ltd. 4.875%, 05/15/2048	$269,000	$317,041
Western Midstream Operating LP 5.500%, 08/15/2048	380,000	333,419
		32,054,125
Financials – 6.3%
American International Group, Inc.
4.200%, 04/01/2028	560,000	615,654
4.250%, 03/15/2029	365,000	405,784
4.500%, 07/16/2044	308,000	354,264
Banco Santander SA
2.706%, 06/27/2024	1,200,000	1,216,026
3.306%, 06/27/2029	600,000	617,489
Bank of America Corp. 4.183%, 11/25/2027	1,048,000	1,135,155
Bank of America Corp. (2.456% to 10-22-24, then 3 month LIBOR + 0.870%) 10/22/2025	3,239,000	3,257,614
Bank of America Corp. (3.093% to 10-1-24, then 3 month LIBOR + 1.090%) 10/01/2025	1,770,000	1,826,008
Bank of America Corp. (3.419% to 12-20-27, then 3 month LIBOR + 1.040%) 12/20/2028	2,540,000	2,663,678
Bank of America Corp. (3.559% to 4-23-26, then 3 month LIBOR + 1.060%) 04/23/2027	839,000	886,106
Bank of America Corp. (4.271% to 7-23-28, then 3 month LIBOR + 1.310%) 07/23/2029	1,866,000	2,071,414
Bank of America Corp. (4.330% to 3-15-49, then 3 month LIBOR + 1.520%) 03/15/2050	309,000	369,899
Banque Federative du Credit Mutuel SA 2.375%, 11/21/2024 (D)	907,000	906,017
Barclays PLC (5.088% to 6-20-29, then 3 month LIBOR + 3.054%) 06/20/2030	558,000	621,331
BNP Paribas SA (2.819% to 11-19-24, then 3 month LIBOR + 1.111%) 11/19/2025 (D)	2,796,000	2,826,542
Burlington Northern Santa Fe LLC
3.550%, 02/15/2050	617,000	647,907
4.900%, 04/01/2044	206,000	256,167
Citigroup, Inc. (2.976% to 11-5-29, then SOFR + 1.422%) 11/05/2030	1,058,000	1,072,833
Citigroup, Inc. (3.980% to 3-20-29, then 3 month LIBOR + 1.338%) 03/20/2030	717,000	783,803
Commonwealth Bank of Australia 3.743%, 09/12/2039 (D)	306,000	306,468
Commonwealth Bank of Australia (3.610% to 9-12-29, then 5 Year CMT + 2.050%) 09/12/2034 (D)	764,000	767,428
Credit Agricole SA 2.375%, 01/22/2025 (D)	1,390,000	1,387,310
Danske Bank A/S (3.001% to 9-20-21, then 3 month LIBOR + 1.249%) 09/20/2022 (D)	1,882,000	1,896,518
Danske Bank A/S (3.244% to 12-20-24, then 3 month LIBOR + 1.591%) 12/20/2025 (D)	1,648,000	1,666,356
GE Capital International Funding Company Unlimited Company
2.342%, 11/15/2020	262,000	262,198

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
GE Capital International Funding Company Unlimited Company (continued)
4.418%, 11/15/2035	$1,605,000	$1,708,965
HSBC Holdings PLC (2.633% to 11-7-24, then 3 month LIBOR + 1.140%) 11/07/2025 (A)	1,366,000	1,370,160
HSBC Holdings PLC (3.803% to 3-11-24, then 3 month LIBOR + 1.211%) 03/11/2025	1,008,000	1,057,418
HSBC Holdings PLC (3.973% to 5-22-29, then 3 month LIBOR + 1.610%) 05/22/2030	793,000	853,944
HSBC Holdings PLC (4.041% to 3-13-27, then 3 month LIBOR + 1.546%) 03/13/2028	336,000	359,109
JPMorgan Chase & Co. 2.950%, 10/01/2026	674,000	694,001
JPMorgan Chase & Co. (2.301% to 10-15-24, then SOFR + 1.160%) 10/15/2025	1,649,000	1,645,854
JPMorgan Chase & Co. (2.739% to 10-15-29, then SOFR + 1.510%) 10/15/2030	2,335,000	2,331,654
JPMorgan Chase & Co. (3.220% to 3-1-24, then 3 month LIBOR + 1.155%) 03/01/2025	212,000	219,650
JPMorgan Chase & Co. (3.559% to 4-23-23, then 3 month LIBOR + 0.730%) 04/23/2024	366,000	381,203
JPMorgan Chase & Co. (3.702% to 5-6-29, then 3 month LIBOR + 1.160%) 05/06/2030	183,000	196,880
JPMorgan Chase & Co. (3.797% to 7-23-23, then 3 month LIBOR + 0.890%) 07/23/2024	183,000	192,782
JPMorgan Chase & Co. (3.882% to 7-24-37, then 3 month LIBOR + 1.360%) 07/24/2038	547,000	604,019
JPMorgan Chase & Co. (3.897% to 1-23-48, then 3 month LIBOR + 1.220%) 01/23/2049	674,000	756,067
JPMorgan Chase & Co. (4.005% to 4-23-28, then 3 month LIBOR + 1.120%) 04/23/2029	479,000	525,468
JPMorgan Chase & Co. (4.023% to 12-5-23, then 3 month LIBOR + 1.000%) 12/05/2024	356,000	379,428
KeyCorp 2.550%, 10/01/2029	1,397,000	1,364,090
Liberty Mutual Group, Inc.
3.951%, 10/15/2050 (D)	81,000	83,971
4.569%, 02/01/2029 (D)	1,018,000	1,136,147
Lincoln National Corp. 3.050%, 01/15/2030	1,218,000	1,223,986
MDGH - GMTN BV 2.875%, 11/07/2029 (A)(D)	850,000	857,237
Mizuho Financial Group, Inc. (2.721% to 7-16-22, then 3 month LIBOR + 0.840%) 07/16/2023	957,000	968,045
Mizuho Financial Group, Inc. (3.153% to 7-16-29, then 3 month LIBOR + 1.130%) 07/16/2030	576,000	588,014
Morgan Stanley 2.625%, 11/17/2021	1,461,000	1,478,075
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Morgan Stanley (3.971% to 7-22-37, then 3 month LIBOR + 1.455%) 07/22/2038	$176,000	$195,052
Morgan Stanley (4.457% to 4-22-38, then 3 month LIBOR + 1.431%) 04/22/2039	344,000	404,604
Nationwide Building Society (4.363% to 8-1-23, then 3 month LIBOR + 1.392%) 08/01/2024 (D)	672,000	712,462
Nationwide Financial Services, Inc. 3.900%, 11/30/2049 (D)	891,000	925,573
Prudential Financial, Inc.
3.700%, 03/13/2051	230,000	241,279
4.350%, 02/25/2050	629,000	722,810
Royal Bank of Canada 2.250%, 11/01/2024	1,591,000	1,598,346
Royal Bank of Scotland Group PLC (4.445% to 5-8-29, then 3 month LIBOR + 1.871%) 05/08/2030	256,000	282,492
Societe Generale SA 2.625%, 10/16/2024 (D)	1,062,000	1,061,453
Spirit Realty LP 3.400%, 01/15/2030	451,000	452,706
State Street Corp. (2.354% to 11-1-24, then SOFR + 0.940%) 11/01/2025	1,377,000	1,381,737
Sumitomo Mitsui Financial Group, Inc.
2.696%, 07/16/2024	1,881,000	1,906,357
3.040%, 07/16/2029	1,875,000	1,910,583
The Charles Schwab Corp. 3.250%, 05/22/2029	1,623,000	1,716,068
Truist Bank 2.150%, 12/06/2024	1,414,000	1,410,405
Truist Financial Corp. 2.500%, 08/01/2024	2,206,000	2,232,439
Trust F/1401 6.390%, 01/15/2050 (D)	364,000	391,304
UBS Group AG (3.126% to 8-13-29, then 3 month LIBOR + 1.468%) 08/13/2030 (D)	992,000	1,009,138
Westpac Banking Corp. (4.110% to 7-24-29, then 5 Year CMT + 2.000%) 07/24/2034	440,000	460,578
		68,811,522
Health care – 3.7%
Abbott Laboratories
3.750%, 11/30/2026	482,000	526,313
4.900%, 11/30/2046	797,000	1,045,698
AbbVie, Inc.
2.300%, 11/21/2022 (D)	3,271,000	3,286,516
2.500%, 05/14/2020	1,389,000	1,391,084
2.600%, 11/21/2024 (D)	2,175,000	2,187,452
2.950%, 11/21/2026 (D)	404,000	410,041
3.200%, 11/21/2029 (D)	1,193,000	1,212,893
4.050%, 11/21/2039 (D)	220,000	232,498
4.250%, 11/21/2049 (D)	602,000	633,571
Aetna, Inc. 3.875%, 08/15/2047	293,000	297,106
Becton, Dickinson and Company
2.404%, 06/05/2020 (A)	1,217,000	1,218,290
3.363%, 06/06/2024	410,000	426,830
3.700%, 06/06/2027	400,000	425,820
3.734%, 12/15/2024	969,000	1,026,389
4.685%, 12/15/2044	452,000	527,460
Boston Scientific Corp.
3.750%, 03/01/2026	598,000	640,374

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Boston Scientific Corp. (continued)
4.000%, 03/01/2029	$795,000	$878,669
4.700%, 03/01/2049	677,000	821,242
Bristol-Myers Squibb Company
2.600%, 05/16/2022 (D)	1,582,000	1,607,608
2.750%, 02/15/2023 (D)	1,364,000	1,389,327
2.875%, 02/19/2021 (D)	379,000	383,298
2.900%, 07/26/2024 (D)	862,000	889,347
3.200%, 06/15/2026 (D)	755,000	791,744
3.400%, 07/26/2029 (D)	924,000	987,429
3.900%, 02/20/2028 (D)	202,000	222,392
4.125%, 06/15/2039 (D)	92,000	105,920
4.250%, 10/26/2049 (D)	653,000	772,701
4.350%, 11/15/2047 (D)	188,000	223,643
Cigna Corp.
3.400%, 09/17/2021	822,000	841,222
3.400%, 03/01/2027 (D)	902,000	936,426
3.750%, 07/15/2023	1,014,000	1,062,749
4.800%, 08/15/2038	80,000	93,093
4.900%, 12/15/2048	464,000	552,536
CVS Health Corp.
2.625%, 08/15/2024 (A)	485,000	488,736
3.000%, 08/15/2026	404,000	411,706
3.700%, 03/09/2023	371,000	386,220
4.000%, 12/05/2023	544,000	575,320
4.100%, 03/25/2025	804,000	862,404
4.780%, 03/25/2038	394,000	446,582
5.050%, 03/25/2048	104,000	122,874
Danaher Corp. 3.350%, 09/15/2025	748,000	794,934
DH Europe Finance II Sarl
2.050%, 11/15/2022	593,000	593,317
2.200%, 11/15/2024	1,014,000	1,014,412
2.600%, 11/15/2029	399,000	396,940
3.400%, 11/15/2049 (A)	756,000	767,592
Gilead Sciences, Inc. 3.650%, 03/01/2026	368,000	395,730
Merck & Company, Inc.
3.400%, 03/07/2029	646,000	698,903
3.700%, 02/10/2045	258,000	284,553
4.000%, 03/07/2049	233,000	272,363
Pfizer, Inc.
2.800%, 03/11/2022	359,000	366,417
3.000%, 12/15/2026	188,000	197,407
4.100%, 09/15/2038	206,000	235,251
UnitedHealth Group, Inc.
2.375%, 08/15/2024	1,015,000	1,027,537
2.875%, 08/15/2029	658,000	676,261
3.500%, 08/15/2039	579,000	606,459
3.700%, 12/15/2025	404,000	436,796
3.875%, 08/15/2059	404,000	434,635
		40,541,030
Industrials – 1.9%
Caterpillar Financial Services Corp. 2.150%, 11/08/2024	984,000	987,004
Caterpillar, Inc.
2.600%, 09/19/2029	442,000	445,775
3.250%, 09/19/2049 (A)	513,000	513,302
Crowley Conro LLC 4.181%, 08/15/2043	556,800	621,664
CSX Corp.
2.400%, 02/15/2030	439,000	428,963
3.350%, 09/15/2049	738,000	725,380
4.300%, 03/01/2048	48,000	54,393
4.750%, 11/15/2048	260,000	314,525
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
General Electric Company
2.700%, 10/09/2022	$179,000	$181,378
3.100%, 01/09/2023	131,000	133,768
5.875%, 01/14/2038	656,000	793,666
Lockheed Martin Corp. 4.070%, 12/15/2042	381,000	435,639
Northrop Grumman Corp.
2.550%, 10/15/2022	1,181,000	1,198,275
2.930%, 01/15/2025	53,000	54,602
3.250%, 08/01/2023 to 01/15/2028	1,757,000	1,830,902
4.030%, 10/15/2047	382,000	425,961
The Boeing Company
2.700%, 05/01/2022 to 02/01/2027	1,803,000	1,827,975
2.950%, 02/01/2030	665,000	679,678
3.100%, 05/01/2026	1,012,000	1,043,446
3.500%, 03/01/2039	389,000	400,654
3.750%, 02/01/2050	140,000	148,384
3.900%, 05/01/2049	490,000	530,225
Union Pacific Corp.
2.950%, 03/01/2022	661,000	675,208
3.150%, 03/01/2024	313,000	325,615
4.300%, 03/01/2049	98,000	112,877
United Technologies Corp.
2.800%, 05/04/2024	502,000	515,640
3.100%, 06/01/2022	682,000	699,165
3.650%, 08/16/2023	2,025,000	2,133,198
3.950%, 08/16/2025	526,000	573,354
4.125%, 11/16/2028	321,000	361,305
4.450%, 11/16/2038	488,000	576,409
4.625%, 11/16/2048	532,000	664,543
		20,412,873
Information technology – 1.8%
Apple, Inc.
1.800%, 09/11/2024 (A)	998,000	990,917
2.050%, 09/11/2026	1,198,000	1,188,142
2.200%, 09/11/2029	1,794,000	1,757,604
2.950%, 09/11/2049	662,000	641,077
3.200%, 05/13/2025 to 05/11/2027	1,589,000	1,675,182
4.250%, 02/09/2047	328,000	391,493
Broadcom Corp. 3.875%, 01/15/2027	898,000	931,816
Broadcom, Inc. 4.250%, 04/15/2026 (D)	635,000	674,677
Fiserv, Inc.
3.200%, 07/01/2026	641,000	663,029
3.500%, 07/01/2029	668,000	701,132
4.200%, 10/01/2028	63,000	69,821
4.400%, 07/01/2049	339,000	383,624
Global Payments, Inc.
3.200%, 08/15/2029	426,000	434,473
4.150%, 08/15/2049	230,000	245,277
IBM Corp.
3.300%, 05/15/2026	626,000	659,688
4.150%, 05/15/2039	282,000	317,287
4.250%, 05/15/2049 (A)	362,000	413,058
Intel Corp.
2.450%, 11/15/2029	1,153,000	1,148,073
3.250%, 11/15/2049	384,000	385,746
Micron Technology, Inc. 4.663%, 02/15/2030 (A)	501,000	551,214
Microsoft Corp.
3.700%, 08/08/2046	182,000	205,209
4.000%, 02/12/2055	481,000	568,210
4.100%, 02/06/2037	599,000	706,626
4.250%, 02/06/2047	234,000	286,215

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Microsoft Corp. (continued)
4.500%, 02/06/2057	$442,000	$571,155
NXP BV
3.875%, 06/18/2026 (D)	1,080,000	1,144,409
4.300%, 06/18/2029 (D)	123,000	132,829
Oracle Corp.
2.625%, 02/15/2023	494,000	504,193
2.950%, 11/15/2024	264,000	274,180
3.800%, 11/15/2037	270,000	294,384
4.000%, 11/15/2047	775,000	864,886
		19,775,626
Materials – 0.9%
Barrick Gold Corp. 3.850%, 04/01/2022	77,000	80,109
Barrick North America Finance LLC
5.700%, 05/30/2041	744,000	915,450
5.750%, 05/01/2043	174,000	220,971
Celulosa Arauco y Constitucion SA
4.200%, 01/29/2030 (D)	423,000	424,269
5.150%, 01/29/2050 (D)	482,000	478,385
DuPont de Nemours, Inc.
4.205%, 11/15/2023	978,000	1,045,484
4.493%, 11/15/2025	697,000	766,861
Huntsman International LLC
4.500%, 05/01/2029	462,000	490,329
5.125%, 11/15/2022 (A)	302,000	322,425
Minera Mexico SA de CV 4.500%, 01/26/2050 (D)	354,000	360,195
Newmont Goldcorp Corp. 3.500%, 03/15/2022	523,000	536,639
Packaging Corp. of America 3.000%, 12/15/2029	600,000	602,179
Steel Dynamics, Inc.
2.800%, 12/15/2024 (A)	382,000	384,088
3.450%, 04/15/2030	210,000	212,175
Teck Resources, Ltd. 6.250%, 07/15/2041	740,000	846,412
The Dow Chemical Company 4.250%, 10/01/2034	252,000	275,726
The Mosaic Company
4.050%, 11/15/2027 (A)	421,000	436,695
5.625%, 11/15/2043	262,000	307,311
Westlake Chemical Corp.
3.600%, 08/15/2026	70,000	72,496
4.375%, 11/15/2047	455,000	459,160
		9,237,359
Real estate – 0.9%
Equinix, Inc.
2.625%, 11/18/2024	1,044,000	1,045,942
2.900%, 11/18/2026	1,044,000	1,045,827
3.200%, 11/18/2029	961,000	964,575
GLP Capital LP
4.000%, 01/15/2030	700,000	714,490
5.300%, 01/15/2029	378,000	419,845
Mid-America Apartments LP
3.600%, 06/01/2027	254,000	269,285
3.750%, 06/15/2024	894,000	942,300
3.950%, 03/15/2029	374,000	408,002
4.000%, 11/15/2025	458,000	495,289
4.300%, 10/15/2023	383,000	409,610
Regency Centers LP 2.950%, 09/15/2029	813,000	811,326
SITE Centers Corp. 4.625%, 07/15/2022	318,000	331,540
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
STORE Capital Corp.
4.500%, 03/15/2028	$1,407,000	$1,537,799
4.625%, 03/15/2029 (A)	274,000	303,760
		9,699,590
Utilities – 2.1%
Alabama Power Company 3.450%, 10/01/2049	914,000	934,518
Black Hills Corp.
3.050%, 10/15/2029 (A)	999,000	993,939
3.875%, 10/15/2049	335,000	333,678
CenterPoint Energy Resources Corp. 4.100%, 09/01/2047	537,000	561,792
CenterPoint Energy, Inc.
2.500%, 09/01/2022 to 09/01/2024	885,000	886,025
4.250%, 11/01/2028	544,000	589,990
Consolidated Edison Company of New York, Inc. 3.875%, 06/15/2047	330,000	356,697
Dominion Energy, Inc. 2.000%, 08/15/2021	526,000	525,676
DTE Energy Company 2.529%, 10/01/2024 (A)	826,000	829,239
Duke Energy Corp. 1.800%, 09/01/2021 (A)	789,000	788,075
Edison International
4.125%, 03/15/2028	175,000	179,355
5.750%, 06/15/2027 (A)	377,000	422,843
Enel Finance International NV
3.500%, 04/06/2028 (D)	346,000	353,759
4.625%, 09/14/2025 (D)	1,185,000	1,291,822
4.750%, 05/25/2047 (D)	307,000	344,732
4.875%, 06/14/2029 (D)	304,000	342,793
6.000%, 10/07/2039 (D)	486,000	610,935
Eversource Energy 3.150%, 01/15/2025	181,000	186,629
FirstEnergy Corp.
2.850%, 07/15/2022	165,000	167,614
3.900%, 07/15/2027	705,000	753,267
4.250%, 03/15/2023	949,000	999,966
4.850%, 07/15/2047	146,000	173,163
Interstate Power & Light Company 3.500%, 09/30/2049	351,000	343,211
ITC Holdings Corp. 2.700%, 11/15/2022	751,000	759,980
Jersey Central Power & Light Company 4.300%, 01/15/2026 (D)	326,000	354,646
Metropolitan Edison Company 4.300%, 01/15/2029 (D)	590,000	656,966
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/2028 (D)	734,000	802,353
Mississippi Power Company
3.950%, 03/30/2028	918,000	998,966
4.250%, 03/15/2042	551,000	590,848
NiSource, Inc.
2.950%, 09/01/2029	516,000	513,517
4.375%, 05/15/2047	126,000	139,365
Pennsylvania Electric Company 3.250%, 03/15/2028 (D)	314,000	321,498
PPL Capital Funding, Inc.
3.100%, 05/15/2026	962,000	980,140
3.400%, 06/01/2023	108,000	111,440
4.000%, 09/15/2047	131,000	133,736
4.700%, 06/01/2043	108,000	120,449
5.000%, 03/15/2044	497,000	570,765

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Southern California Edison Company
2.850%, 08/01/2029 (A)	$380,000	$379,092
4.000%, 04/01/2047	343,000	360,001
4.125%, 03/01/2048	606,000	645,471
4.650%, 10/01/2043	179,000	202,531
5.550%, 01/15/2037	105,000	126,631
5.950%, 02/01/2038	202,000	255,686
6.000%, 01/15/2034	55,000	67,622
Virginia Electric & Power Company 3.300%, 12/01/2049	543,000	546,345
		22,607,766
TOTAL CORPORATE BONDS (Cost $264,359,001)		$274,732,275
MUNICIPAL BONDS – 0.5%
County of Clark Department of Aviation (Nevada) 6.820%, 07/01/2045	750,000	1,181,745
Los Angeles Community College District (California) 6.750%, 08/01/2049	1,100,000	1,805,925
North Texas Tollway Authority 6.718%, 01/01/2049	697,000	1,093,544
Port Authority of New York & New Jersey 4.458%, 10/01/2062	571,000	699,818
State of California 7.600%, 11/01/2040	155,000	255,860
State of Illinois, GO 5.100%, 06/01/2033 (A)	125,000	134,754
The Ohio State University 4.800%, 06/01/2111	464,000	588,171
TOTAL MUNICIPAL BONDS (Cost $4,976,239)		$5,759,817
COLLATERALIZED MORTGAGE OBLIGATIONS – 11.2%
Commercial and residential – 4.9%
Angel Oak Mortgage Trust I LLC Series 2019-2, Class A1 3.628%, 03/25/2049 (D)(E)	564,749	570,990
Barclays Commercial Mortgage Trust Series 2019-C5, Class A4 3.063%, 11/15/2052	772,000	796,300
BBCMS Mortgage Trust Series 2018-C2, Class A5 4.314%, 12/15/2051	1,341,000	1,507,093
Benchmark Mortgage Trust
Series 2018-B1, Class ASB, 3.602%, 01/15/2051 (E)	360,000	380,642
Series 2019-B13, Class A4, 2.952%, 08/15/2057	503,000	514,514
Series 2019-B14, Class A5, 3.049%, 12/15/2062	366,000	377,391
Bunker Hill Loan Depositary Trust
Series 2019-1, Class A1, 3.613%, 10/26/2048 (D)	393,515	397,601
Series 2019-2, Class A1, 2.879%, 07/25/2049 (D)	1,070,856	1,073,248
CD Mortgage Trust
Series 2016-CD1, Class A1, 1.443%, 08/10/2049	193,767	192,539
Series 2016-CD1, Class ASB, 2.622%, 08/10/2049	1,138,000	1,150,236
Series 2017-CD4, Class A4, 3.514%, 05/10/2050 (E)	576,000	612,173
Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
CD Mortgage Trust (continued)
Series 2017-CD4, Class ASB, 3.317%, 05/10/2050	$508,000	$526,645
Series 2017-CD6, Class ASB, 3.332%, 11/13/2050	1,197,000	1,246,821
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class A1, 1.793%, 01/10/2048	230,072	229,473
Series 2016-C4, Class ASB, 3.091%, 05/10/2058	637,000	653,189
Series 2017-C8, Class A1, 1.965%, 06/15/2050	127,165	126,892
Series 2017-C8, Class ASB, 3.367%, 06/15/2050	529,000	547,678
Citigroup Commercial Mortgage Trust Series 2019-GC43, Class A4 3.038%, 11/10/2052	962,000	990,624
COLT Mortgage Loan Trust
Series 2019-1, Class A1, 3.705%, 03/25/2049 (D)(E)	523,622	526,523
Series 2019-2, Class A1, 3.337%, 05/25/2049 (D)(E)	961,975	963,169
Series 2019-4, Class A1, 2.579%, 11/25/2049 (D)(E)	1,113,043	1,110,729
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2013-CR9, Class A4, 4.222%, 07/10/2045 (E)	1,074,000	1,136,879
Series 2016-COR1, Class ASB, 2.972%, 10/10/2049	505,000	516,494
Series 2018-COR3, Class A3, 4.228%, 05/10/2051	1,185,000	1,319,509
Series 2019-GC44, Class A5, 2.950%, 08/15/2057	572,000	584,447
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4, 3.504%, 06/15/2057	563,000	588,345
Series 2015-C3, Class A4, 3.718%, 08/15/2048	702,000	742,026
Series 2015-C4, Class A4, 3.808%, 11/15/2048	772,000	822,744
Series 2016-C5, Class ASB, 3.533%, 11/15/2048	261,000	271,088
Series 2019-C17, Class A5, 3.016%, 09/15/2052	581,000	594,487
Series 2019-C18, Class A4, 2.968%, 12/15/2052	381,000	387,907
CSMC Trust Series 2016-NXSR, Class A4 3.795%, 12/15/2049 (E)	1,667,000	1,775,847
DBJPM Mortgage Trust Series 2017-C6, Class ASB 3.121%, 06/10/2050	298,000	307,587
GCAT LLC Series 2019-NQM1, Class A1 2.985%, 02/25/2059 (D)	418,812	421,018
GS Mortgage Securities Trust
Series 2012-GCJ7, Class AAB, 2.935%, 05/10/2045	69,154	69,272
Series 2014-GC18, Class A3, 3.801%, 01/10/2047	408,048	423,791
Series 2015-GC28, Class A5, 3.396%, 02/10/2048	254,000	265,371

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
GS Mortgage Securities Trust (continued)
Series 2015-GC34, Class A4, 3.506%, 10/10/2048	$617,000	$650,689
Series 2017-GS7, Class A4, 3.430%, 08/10/2050	984,000	1,040,501
Series 2019-GSA1, Class A4, 3.048%, 11/10/2052	538,000	552,156
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust Series 2010-1, Class A1 5.314%, 01/25/2051 (D)	2,126,469	2,224,410
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23, Class A4, 3.670%, 09/15/2047	567,000	597,189
Series 2015-C28, Class A2, 2.773%, 10/15/2048	182,690	182,616
Series 2015-C28, Class A3, 2.912%, 10/15/2048	2,646,000	2,701,665
Series 2015-C33, Class A4, 3.770%, 12/15/2048	300,000	321,018
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP5, Class ASB, 3.549%, 03/15/2050	1,441,000	1,512,384
Series 2017-JP6, Class ASB, 3.283%, 07/15/2050	563,000	585,555
JPMDB Commercial Mortgage Securities Trust
Series 2017-C5, Class A5, 3.693%, 03/15/2050	313,000	335,170
Series 2017-C5, Class ASB, 3.492%, 03/15/2050	202,000	211,501
Series 2018-C8, Class ASB, 4.145%, 06/15/2051	561,000	609,203
Series 2019-COR6, Class A4, 3.057%, 11/13/2052	761,000	783,346
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP2, Class A1 1.324%, 08/15/2049	291,781	290,225
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A4, 4.081%, 07/15/2046 (E)	100,000	105,753
Series 2015-C20, Class A4, 3.249%, 02/15/2048	158,000	163,895
Series 2015-C25, Class ASB, 3.383%, 10/15/2048	425,000	439,253
Series 2015-C27, Class A4, 3.753%, 12/15/2047	151,000	161,041
Morgan Stanley Capital I Trust
Series 2016-UB11, Class A1, 1.445%, 08/15/2049	414,760	412,376
Series 2016-UB11, Class ASB, 2.606%, 08/15/2049	579,000	582,765
Series 2019-L3, Class A4, 3.127%, 11/15/2029	457,000	471,129
New Residential Mortgage Loan Trust
Series 2019-NQM2, Class A1, 3.600%, 04/25/2049 (D)(E)	579,492	583,716
Series 2019-NQM4, Class A1, 2.492%, 09/25/2059 (D)(E)	853,272	849,066
Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
SG Residential Mortgage Trust Series 2019-3, Class A1 2.703%, 09/25/2059 (D)(E)	$1,075,444	$1,073,227
Starwood Mortgage Residential Trust Series 2019-INV1, Class A1 2.610%, 09/27/2049 (D)(E)	1,012,934	1,006,781
Verus Securitization Trust
Series 2019-1, Class A1, 3.836%, 02/25/2059 (D)(E)	475,219	480,038
Series 2019-2, Class A1, 3.211%, 05/25/2059 (D)(E)	2,009,537	2,021,426
Series 2019-3, Class A1, 2.784%, 07/25/2059 (D)	2,046,607	2,048,965
Series 2019-4, Class A1, 2.642%, 11/25/2059 (D)	2,635,130	2,633,033
Series 2019-INV1, Class A1, 3.402%, 12/25/2059 (D)(E)	807,011	811,584
Series 2019-INV2, Class A1, 2.913%, 07/25/2059 (D)(E)	952,729	953,040
Series 2019-INV3, Class A1, 2.692%, 11/25/2059 (D)(E)	544,834	543,053
Visio Trust Series 2019-1, Class A1 3.572%, 06/25/2054 (D)(E)	488,141	492,239
		53,151,290
U.S. Government Agency – 6.3%
Federal Home Loan Mortgage Corp.
Series 264, Class 30, 3.000%, 07/15/2042	3,005,261	3,066,346
Series 343, Class F4 (1 month LIBOR + 0.350%), 2.852%, 10/15/2037 (C)	1,105,500	1,096,331
Series 4426, Class QC, 1.750%, 07/15/2037	1,231,673	1,216,243
Series 4705, Class A, 4.500%, 09/15/2042	1,335,587	1,434,687
Series 4742, Class PA, 3.000%, 10/15/2047	4,604,286	4,713,132
Series 4763, Class CA, 3.000%, 09/15/2038	353,953	363,873
Series 4767, Class KA, 3.000%, 03/15/2048	1,807,902	1,855,613
Series 4786, Class DP, 4.500%, 07/15/2042	798,908	814,473
Series 4796, Class AK, 3.000%, 05/15/2048	3,112,879	3,163,795
Series 4802, Class A, 3.000%, 06/15/2048	3,069,755	3,118,673
Series 4846, Class PF (1 month LIBOR + 0.350%), 2.090%, 12/15/2048 (C)	398,669	397,254
Series 4856, Class FD (1 month LIBOR + 0.300%), 2.040%, 08/15/2040 (C)	1,293,267	1,284,488
Series 4880, Class DA, 3.000%, 05/15/2050	1,606,695	1,636,806
Series 4897, Class F (1 month LIBOR + 0.400%), 2.140%, 07/15/2049 (C)	456,465	453,788
Federal National Mortgage Association
Series 2012-151, Class NX, 1.500%, 01/25/2043	993,519	950,637

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2013-11, Class AP, 1.500%, 01/25/2043	$2,316,158	$2,246,035
Series 2013-30, Class CA, 1.500%, 04/25/2043	373,071	357,696
Series 2015-84, Class PA, 1.700%, 08/25/2033	2,989,715	2,932,532
Series 2016-48, Class MA, 2.000%, 06/25/2038	3,956,942	3,909,664
Series 2017-13, Class PA, 3.000%, 08/25/2046	1,168,707	1,203,444
Series 2017-42, Class H, 3.000%, 11/25/2043	781,495	796,719
Series 2017-M7, Class A2, 2.961%, 02/25/2027 (E)	423,000	438,769
Series 2018-14, Class KC, 3.000%, 03/25/2048	1,881,477	1,928,218
Series 2018-15, Class AB, 3.000%, 03/25/2048	441,815	453,769
Series 2018-45, Class GA, 3.000%, 06/25/2048	2,380,334	2,410,867
Series 2018-79, Class FA (1 month LIBOR + 0.250%), 2.042%, 11/25/2048 (C)	2,070,684	2,056,444
Series 2018-8, Class KL, 2.500%, 03/25/2047	1,380,625	1,375,980
Series 2019-14, Class FB (1 month LIBOR + 0.400%), 2.181%, 04/25/2059 (C)	753,189	752,389
Series 2019-18, Class FH (1 month LIBOR + 0.350%), 2.142%, 05/25/2049 (C)	1,271,121	1,261,639
Series 2019-25, Class YF (1 month LIBOR + 0.450%), 2.242%, 10/25/2046 (C)	2,516,880	2,514,969
Series 2019-35, Class A, 3.000%, 07/25/2049	1,004,177	1,037,307
Series 2019-35, Class FH (1 month LIBOR + 0.350%), 2.142%, 07/25/2049 (C)	565,918	563,592
Series 2019-35, Class MB, 3.000%, 07/25/2049	1,377,899	1,429,441
Series 2019-42, Class FK (1 month LIBOR + 0.450%), 2.242%, 08/25/2049 (C)	2,950,781	2,942,015
Series 2019-60, Class BF (1 month LIBOR + 0.450%), 2.242%, 10/25/2049 (C)	1,026,820	1,021,990
Series 2019-60, Class FW (1 month LIBOR + 0.450%), 2.242%, 10/25/2049 (C)	796,205	794,820
Series 2019-67, Class FB (1 month LIBOR +0.450%), 2.242%, 11/25/2049 (C)	909,698	904,758
Series 2019-70, Class FL (1 month LIBOR + 0.400%), 2.192%, 12/25/2049 (C)	1,833,440	1,830,472
Series 414, Class A35, 3.500%, 10/25/2042	3,128,191	3,280,162
Government National Mortgage Association
Series 2012-141, Class WA, 4.529%, 11/16/2041 (E)	352,903	390,556
Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2017-167, Class BQ, 2.500%, 08/20/2044	$1,484,718	$1,495,241
Series 2019-132, Class NA, 3.500%, 09/20/2049	1,658,840	1,711,135
Series 2019-31, Class JC, 3.500%, 03/20/2049	1,336,026	1,359,787
		68,966,549
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $120,486,234)		$122,117,839
ASSET BACKED SECURITIES – 11.6%
Avis Budget Rental Car Funding AESOP LLC
Series 2017-1A, Class A 3.070%, 09/20/2023 (D)	637,000	647,645
Series 2019-2A, Class A 3.600%, 09/22/2025 (D)	1,493,000	1,538,965
Series 2019-3A, Class A 2.360%, 03/20/2026 (D)	2,207,000	2,185,654
College Ave Student Loans LLC
Series 2017-A, Class A1 (1 month LIBOR + 1.650%) 3.442%, 11/26/2046 (C)(D)	762,328	760,772
Series 2018-A, Class A2 4.130%, 12/26/2047 (D)	469,300	486,149
Series 2019-A, Class A2 3.280%, 12/28/2048 (D)	458,969	454,159
Ford Credit Auto Owner Trust
Series 2017-1, Class A 2.620%, 08/15/2028 (D)	1,026,000	1,037,504
Series 2018-1, Class A 3.190%, 07/15/2031 (D)	2,926,000	3,039,619
Series 2018-2, Class A 3.470%, 01/15/2030 (D)	1,185,000	1,236,626
Series 2019-1, Class A 3.520%, 07/15/2030 (D)	1,252,000	1,313,476
Ford Credit Floorplan Master Owner Trust
Series 2019-3, Class A2 (1 month LIBOR + 0.600%) 2.340%, 09/15/2024 (C)	467,000	468,759
Series 2019-4, Class A 2.440%, 09/15/2026	767,000	768,612
Hertz Vehicle Financing II LP
Series 2016-2A, Class A 2.950%, 03/25/2022 (D)	1,239,000	1,248,082
Series 2017-1A, Class A 2.960%, 10/25/2021 (D)	1,125,000	1,130,719
Series 2017-2A, Class A 3.290%, 10/25/2023 (D)	4,543,000	4,641,749
Series 2018-1A, Class A 3.290%, 02/25/2024 (D)	385,000	393,821
Series 2019-1A, Class A 3.710%, 03/25/2023 (D)	1,666,000	1,708,869
Series 2019-2A, Class A 3.420%, 05/25/2025 (D)	1,511,000	1,556,217
Series 2019-3A, Class A 2.670%, 12/26/2025 (D)	1,813,000	1,806,569
Hertz Vehicle Financing LLC
Series 2018-2A, Class A 3.650%, 06/27/2022 (D)	1,096,000	1,116,328

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Hertz Vehicle Financing LLC (continued)
Series 2018-3A, Class A 4.030%, 07/25/2024 (D)	$1,099,000	$1,149,210
Navient Private Education Loan Trust
Series 2014-AA, Class A3 (1 month LIBOR + 1.600%) 3.340%, 10/15/2031 (C)(D)	1,490,000	1,519,234
Series 2014-CTA, Class A (1 month LIBOR + 0.700%) 2.440%, 09/16/2024 (C)(D)	114,177	114,170
Series 2016-AA, Class A2B (1 month LIBOR + 2.150%) 3.890%, 12/15/2045 (C)(D)	570,304	589,579
Series 2018-BA, Class A2A 3.610%, 12/15/2059 (D)	467,000	480,824
Navient Private Education Refi Loan Trust
Series 2018-A, Class A2 3.190%, 02/18/2042 (D)	485,000	487,878
Series 2018-CA, Class A2 3.520%, 06/16/2042 (D)	501,000	508,747
Series 2018-DA, Class A2A 4.000%, 12/15/2059 (D)	1,994,000	2,057,472
Series 2019-A, Class A2A 3.870%, 01/15/2043 (D)	2,333,000	2,375,982
Series 2019-CA, Class A2 3.130%, 02/15/2068 (D)	2,371,000	2,381,825
Series 2019-D, Class A2A 3.480%, 12/15/2059 (D)	1,915,000	1,934,261
Series 2019-FA, Class A2 2.600%, 08/15/2068 (D)	2,212,000	2,206,926
Series 2019-GA, Class A 2.400%, 10/15/2068 (D)	2,169,000	2,154,428
Navient Student Loan Trust
Series 2014-1, Class A3 (1 month LIBOR + 0.510%) 2.302%, 06/25/2031 (C)	908,136	890,720
Series 2015-1, Class A2 (1 month LIBOR + 0.600%) 2.392%, 04/25/2040 (C)	2,316,109	2,269,672
Series 2016-1A, Class A (1 month LIBOR + 0.700%) 2.408%, 02/25/2070 (C)(D)	1,376,076	1,355,387
Series 2016-3A, Class A2 (1 month LIBOR + 0.850%) 2.558%, 06/25/2065 (C)(D)	238,075	238,346
Series 2016-5A, Class A (1 month LIBOR + 1.250%) 2.958%, 06/25/2065 (C)(D)	1,399,307	1,412,886
Series 2017-5A, Class A (1 month LIBOR + 0.800%) 2.508%, 07/26/2066 (C)(D)	722,082	709,657
Series 2018-EA, Class A2 4.000%, 12/15/2059 (D)	1,329,000	1,375,487
Series 2019-3A, Class A (1 month LIBOR + 0.830%) 2.622%, 07/25/2068 (C)(D)	4,432,271	4,391,285
Series 2019-4A, Class A2 (1 month LIBOR + 0.810%) 2.602%, 07/25/2068 (C)(D)	2,207,000	2,189,705
Series 2019-BA, Class A2A 3.760%, 12/15/2059 (D)	1,568,000	1,609,198
Nelnet Student Loan Trust
Series 2004-3, Class A5 (3 month LIBOR + 0.180%) 2.120%, 10/27/2036 (C)	1,362,955	1,321,326
Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Nelnet Student Loan Trust (continued)
Series 2004-4, Class A5 (3 month LIBOR + 0.160%) 2.100%, 01/25/2037 (C)	$1,443,723	$1,410,419
Series 2005-1, Class A5 (3 month LIBOR + 0.110%) 2.050%, 10/25/2033 (C)	4,585,996	4,460,747
Series 2005-2, Class A5 (3 month LIBOR + 0.100%) 2.028%, 03/23/2037 (C)	5,308,966	5,148,481
Series 2005-3, Class A5 (3 month LIBOR + 0.120%) 2.048%, 12/24/2035 (C)	3,253,809	3,190,055
Series 2005-4, Class A4 (3 month LIBOR + 0.180%) 2.108%, 03/22/2032 (C)	692,212	663,763
Series 2012-2A, Class A (1 month LIBOR + 0.800%) 2.508%, 12/26/2033 (C)(D)	494,953	491,429
Series 2012-4A, Class A (1 month LIBOR + 0.700%) 2.408%, 09/27/2038 (C)(D)	932,156	923,868
Series 2014-1A, Class A (1 month LIBOR + 0.570%) 2.278%, 09/25/2041 (C)(D)	420,498	412,801
Series 2016-1A, Class A (1 month LIBOR + 0.800%) 2.508%, 09/25/2065 (C)(D)	1,464,416	1,462,370
Series 2017-2A, Class A (1 month LIBOR + 0.770%) 2.562%, 09/25/2065 (C)(D)	790,100	776,889
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.510%, 01/26/2032 (D)	3,518,000	3,500,948
SLC Student Loan Trust
Series 2007-1, Class A5 (3 month LIBOR + 0.090%) 2.000%, 02/15/2068 (C)	761,000	703,251
Series 2008-1, Class A4A (3 month LIBOR + 1.600%) 3.494%, 12/15/2032 (C)	657,399	665,936
SLM Student Loan Trust
Series 2003-1, Class A5C (3 month LIBOR + 0.750%) 2.644%, 12/15/2032 (C)(D)	800,089	776,787
Series 2004-10, Class A7A (3 month LIBOR + 0.600%) 2.540%, 10/25/2029 (C)(D)	2,449,000	2,436,267
Series 2007-2, Class A4 (3 month LIBOR + 0.060%) 2.000%, 07/25/2022 (C)	2,701,846	2,625,797
Series 2010-1, Class A (1 month LIBOR + 0.400%) 2.108%, 03/25/2025 (C)	976,665	942,483
Series 2012-1, Class A3 (1 month LIBOR + 0.950%) 2.658%, 09/25/2028 (C)	2,326,721	2,285,103
Series 2012-2, Class A (1 month LIBOR + 0.700%) 2.408%, 01/25/2029 (C)	1,983,406	1,932,091
Series 2012-6, Class A3 (1 month LIBOR + 0.750%) 2.458%, 05/26/2026 (C)	1,299,912	1,287,199
SMB Private Education Loan Trust
Series 2015-A, Class A2B (1 month LIBOR + 1.000%) 2.740%, 06/15/2027 (C)(D)	1,158,590	1,161,118

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SMB Private Education Loan Trust (continued)
Series 2015-B, Class A2B (1 month LIBOR + 1.200%) 2.940%, 07/15/2027 (C)(D)	$1,077,024	$1,081,810
Series 2015-C, Class A2B (1 month LIBOR + 1.400%) 3.140%, 07/15/2027 (C)(D)	365,596	368,138
Series 2016-A, Class A2A 2.700%, 05/15/2031 (D)	1,525,169	1,528,308
Series 2016-A, Class A2B (1 month LIBOR + 1.500%) 3.240%, 05/15/2031 (C)(D)	1,426,674	1,439,684
Series 2016-B, Class A2A 2.430%, 02/17/2032 (D)	226,396	225,034
Series 2016-B, Class A2B (1 month LIBOR + 1.450%) 3.190%, 02/17/2032 (C)(D)	2,189,949	2,206,629
Series 2016-C, Class A2B (1 month LIBOR + 1.100%) 2.840%, 09/15/2034 (C)(D)	772,935	774,520
Series 2017-B, Class A2A 2.820%, 10/15/2035 (D)	1,241,680	1,243,592
Series 2017-B, Class A2B (1 month LIBOR + 0.750%) 2.490%, 10/15/2035 (C)(D)	1,597,587	1,591,581
Series 2018-C, Class A2A 3.630%, 11/15/2035 (D)	279,000	290,096
Series 2019-A, Class A2A 3.440%, 07/15/2036 (D)	2,712,000	2,752,701
SoFi Professional Loan Program LLC
Series 2016-A, Class A2 2.760%, 12/26/2036 (D)	538,921	540,595
Series 2016-E, Class A1 (1 month LIBOR + 0.850%) 2.642%, 07/25/2039 (C)(D)	193,006	193,017
Series 2017-A, Class A1 (1 month LIBOR + 0.700%) 2.492%, 03/26/2040 (C)(D)	194,232	194,519
Series 2017-D, Class A2FX 2.650%, 09/25/2040 (D)	134,325	134,159
Series 2017-E, Class A1 (1 month LIBOR + 0.500%) 2.292%, 11/26/2040 (C)(D)	125,943	125,647
Series 2017-E, Class A2B 2.720%, 11/26/2040 (D)	2,240,000	2,257,582
Series 2018-A, Class A2B 2.950%, 02/25/2042 (D)	565,000	569,975
Series 2018-B, Class A2FX 3.340%, 08/25/2047 (D)	1,917,000	1,947,768
Verizon Owner Trust Series 2019-C, Class A1A 1.940%, 04/22/2024	2,978,000	2,974,111
World Financial Network Credit Card Master Trust
Series 2018-B, Class A 3.460%, 07/15/2025	537,000	549,138
Series 2019-A, Class A 3.140%, 12/15/2025	319,000	325,752
Series 2019-C, Class A 2.210%, 07/15/2026	2,169,000	2,171,064
TOTAL ASSET BACKED SECURITIES (Cost $125,689,498)		$126,007,721
Core Bond Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 1.9%
Short-term funds – 1.9%
John Hancock Collateral Trust, 1.7338% (F)(G)	1,035,706	$10,362,959
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (F)	10,446,595	10,446,595
TOTAL SHORT-TERM INVESTMENTS (Cost $20,809,478)		$20,809,554
Total Investments (Core Bond Trust) (Cost $1,129,239,047) – 105.0%		$1,144,060,645
Other assets and liabilities, net – (5.0%)		(54,229,048)
TOTAL NET ASSETS – 100.0%		$1,089,831,597
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
GO	General Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $156,643,793 or 14.4% of the fund's net assets as of 12-31-19.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-19.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Global Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 48.2%
U.S. Government - 10.5%
U.S. Treasury Bonds
2.875%, 05/15/2043 (A)	$500,000	$544,050
3.000%, 05/15/2045	700,000	780,520
3.125%, 02/15/2043 (A)	400,000	453,090
3.625%, 08/15/2043	600,000	734,918
4.625%, 02/15/2040	600,000	828,588
U.S. Treasury Inflation Protected Securities
0.125%, 04/15/2022 (A)	1,163,921	1,162,165
0.375%, 07/15/2025	1,356,388	1,383,918
0.500%, 01/15/2028	3,442,626	3,531,240
0.625%, 01/15/2026	877,206	904,018
1.000%, 02/15/2048	521,755	577,155
1.375%, 02/15/2044	772,891	911,212
2.500%, 01/15/2029	1,618,029	1,949,783
3.875%, 04/15/2029	782,655	1,044,170
U.S. Treasury Notes
2.625%, 06/15/2021	300,000	304,306

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
2.875%, 04/30/2025		$5,400,000	$5,712,689
			20,821,822
U.S. Government Agency - 37.7%
Federal National Mortgage Association
3.000%, TBA (B)		11,700,000	11,857,304
3.000%, 10/01/2049		397,563	407,388
3.500%, TBA (B)		28,400,000	29,208,713
3.500%, 10/01/2034 to 01/01/2059		969,812	1,018,667
3.517%, (12 month LIBOR + 1.412%), 12/01/2034 (C)		35,227	36,609
4.000%, TBA (B)		30,100,000	31,323,735
4.428%, (12 month LIBOR + 1.678%), 05/01/2035 (C)		28,605	29,864
4.500%, 08/01/2023 to 09/01/2044		328,859	348,543
4.537%, (1 Year CMT + 2.360%), 11/01/2034 (C)		246,468	259,583
Government National Mortgage Association
3.875%, (1 Year CMT + 1.500%), 04/20/2030 to 06/20/2030 (C)		14,143	14,579
4.000%, (1 Year CMT + 1.500%), 02/20/2024 to 01/20/2030 (C)		13,895	14,176
4.125%, (1 Year CMT + 1.500%), 11/20/2023 to 10/20/2026 (C)		16,992	17,240
			74,536,401
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $94,984,091)			$95,358,223
FOREIGN GOVERNMENT OBLIGATIONS - 28.3%
Australia - 0.2%
New South Wales Treasury Corp., Inflation-Linked Bond 2.750%, 11/20/2025	AUD	300,000	319,638
Canada - 1.5%
Government of Canada 1.500%, 12/01/2044	CAD	236,310	228,554
Province of Ontario 2.500%, 04/27/2026		$300,000	306,061
Province of Quebec
3.000%, 09/01/2023	CAD	1,700,000	1,357,395
4.250%, 12/01/2021		1,300,000	1,046,397
			2,938,407
France - 2.1%
Government of France
2.000%, 05/25/2048 (D)	EUR	2,000,000	2,871,534
3.250%, 05/25/2045		700,000	1,227,116
			4,098,650
Israel - 0.3%
Government of Israel
3.250%, 01/17/2028		$200,000	214,222
4.125%, 01/17/2048		300,000	346,548
			560,770
Italy - 4.6%
Republic of Italy
1.350%, 04/01/2030	EUR	1,400,000	1,561,586
2.100%, 07/15/2026		900,000	1,083,316
2.450%, 10/01/2023		2,950,000	3,563,205
2.950%, 09/01/2038 (D)		500,000	634,591
3.000%, 08/01/2029		1,300,000	1,679,420
6.000%, 08/04/2028	GBP	400,000	659,869
			9,181,987
Global Bond Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan - 8.1%
Government of Japan
0.100%, 06/20/2029	JPY	220,000,000	$2,047,189
0.500%, 09/20/2046 to 03/20/2049		334,000,000	3,151,304
0.700%, 12/20/2048		217,000,000	2,152,481
1.300%, 06/20/2035		70,000,000	755,023
1.600%, 03/20/2033		310,000,000	3,412,379
Government of Japan, CPI Linked Bond 0.100%, 03/10/2028		171,977,100	1,627,099
Japan Bank for International Cooperation
1.750%, 10/17/2024		$900,000	887,167
3.375%, 10/31/2023		200,000	210,230
Japan Finance Organization for Municipalities
2.125%, 04/13/2021		900,000	901,978
3.000%, 03/12/2024 (D)		300,000	310,665
Tokyo Metropolitan Government 2.000%, 05/17/2021 (D)		500,000	499,298
			15,954,813
Kuwait - 0.8%
State of Kuwait 3.500%, 03/20/2027		1,500,000	1,609,620
Lithuania - 0.6%
Republic of Lithuania
1.100%, 04/26/2027	EUR	200,000	237,068
6.125%, 03/09/2021		$900,000	942,744
			1,179,812
Norway - 0.2%
Government of Norway 3.750%, 05/25/2021 (D)	NOK	3,800,000	447,249
Peru - 0.7%
Republic of Peru
5.350%, 08/12/2040 (D)	PEN	500,000	150,679
5.940%, 02/12/2029 (D)		200,000	68,248
5.940%, 02/12/2029		200,000	68,101
6.350%, 08/12/2028 (D)		3,400,000	1,189,850
			1,476,878
Poland - 0.3%
Republic of Poland
2.250%, 04/25/2022	PLN	2,300,000	615,277
3.250%, 07/25/2025		100,000	28,160
			643,437
Qatar - 1.8%
State of Qatar
3.875%, 04/23/2023		$1,400,000	1,477,137
4.000%, 03/14/2029		600,000	668,229
4.500%, 01/20/2022 to 04/23/2028		1,200,000	1,333,375
			3,478,741
Saudi Arabia - 1.7%
Kingdom of Saudi Arabia
2.375%, 10/26/2021		1,200,000	1,203,694
3.250%, 10/26/2026		200,000	206,863
3.625%, 03/04/2028		200,000	210,696
4.000%, 04/17/2025		700,000	753,991
4.375%, 04/16/2029		200,000	223,767
KSA Sukuk, Ltd.
2.894%, 04/20/2022 (D)		600,000	609,363
4.303%, 01/19/2029 (D)		200,000	221,785
			3,430,159
Slovenia - 0.9%
Republic of Slovenia 5.250%, 02/18/2024 (D)		1,682,000	1,894,647

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
South Korea - 0.1%
Korea Hydro & Nuclear Power Company, Ltd. 3.750%, 07/25/2023 (D)		$200,000	$209,891
Spain - 3.6%
Autonomous Community of Catalonia
4.220%, 04/26/2035	EUR	200,000	274,504
4.900%, 09/15/2021		200,000	238,475
4.950%, 02/11/2020		400,000	450,917
Kingdom of Spain
0.250%, 07/30/2024 (D)		800,000	910,548
0.600%, 10/31/2029 (D)		2,100,000	2,384,076
1.400%, 07/30/2028 (D)		700,000	853,770
1.450%, 04/30/2029 (D)		1,000,000	1,224,682
2.700%, 10/31/2048 (D)		200,000	297,038
2.900%, 10/31/2046 (D)		300,000	459,464
			7,093,474
United Arab Emirates - 0.8%
Abu Dhabi Government
2.500%, 10/11/2022 (D)		$900,000	910,647
3.125%, 10/11/2027 (D)		600,000	627,278
			1,537,925
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $53,896,815)			$56,056,098
CORPORATE BONDS - 42.8%
Australia - 0.2%
Australia & New Zealand Banking Group, Ltd. 3.300%, 05/17/2021		300,000	305,800
Brazil - 0.5%
Petrobras Global Finance BV
5.093%, 01/15/2030 (D)		513,000	549,685
7.250%, 03/17/2044		400,000	485,200
			1,034,885
Canada - 0.7%
Air Canada 2017-1 Class AA Pass Through Trust 3.300%, 07/15/2031 (D)		284,640	293,688
Brookfield Finance, Inc. 3.900%, 01/25/2028		400,000	429,985
Fairfax Financial Holdings, Ltd. 2.750%, 03/29/2028 (D)	EUR	600,000	725,997
			1,449,670
Cayman Islands - 0.9%
Ambac LSNI LLC (3 month LIBOR + 5.000%) 6.945%, 02/12/2023 (C)(D)		$536	543
QNB Finance, Ltd. (3 month LIBOR + 1.350%) 3.264%, 05/31/2021 (C)		1,700,000	1,711,710
			1,712,253
China - 0.3%
Baidu, Inc. 3.875%, 09/29/2023		300,000	312,126
Tencent Holdings, Ltd. 3.595%, 01/19/2028		200,000	208,527
			520,653
Denmark - 5.6%
Jyske Realkredit A/S
1.000%, 10/01/2050 to 10/01/2050	DKK	19,799,370	2,906,600
1.500%, 10/01/2050 to 10/01/2050		1,959,836	298,983
2.000%, 10/01/2047		4,052,071	631,668
Global Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Denmark (continued)
Nordea Kredit Realkreditaktieselskab
1.000%, 10/01/2050	DKK	3,800,000	$555,867
1.500%, 10/01/2050		2,182,908	332,424
2.000%, 10/01/2047 to 10/01/2050		9,414,884	1,464,775
2.500%, 10/01/2047		688	109
Nykredit Realkredit A/S
1.000%, 10/01/2050		16,900,000	2,466,943
1.500%, 10/01/2050 to 10/01/2050		15,926,682	2,426,109
2.500%, 10/01/2047		26,853	4,241
3.000%, 10/01/2047		22,349	3,561
6.000%, 10/01/2029		26,121	4,760
Realkredit Danmark A/S 2.500%, 07/01/2047		32,568	5,100
Realkredit Danmark A/S (6 month CIBOR + 0.850%) 0.560%, 01/01/2038 (C)		164,149	26,006
			11,127,146
France - 0.8%
BNP Paribas SA 3.375%, 01/23/2026	GBP	200,000	288,689
Danone SA 2.077%, 11/02/2021 (D)		$800,000	800,611
Dexia Credit Local SA 1.625%, 10/16/2024 (D)		500,000	491,783
			1,581,083
Germany - 1.0%
Deutsche Bank AG
1.875%, 02/28/2020	GBP	300,000	397,371
3.150%, 01/22/2021		$200,000	200,876
Deutsche Bank AG (3 month EURIBOR + 0.500%) 0.105%, 12/07/2020 (C)	EUR	100,000	111,887
Deutsche Bank AG (3 month LIBOR + 0.815%) 2.768%, 01/22/2021 (C)		$200,000	199,158
Deutsche Bank AG (3 month LIBOR + 1.290%) 3.192%, 02/04/2021 (C)		300,000	300,477
Deutsche Bank AG (3.961% to 11-26-24, then SOFR + 2.581%) 11/26/2025		500,000	510,656
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000%, 05/15/2027 (D)		300,000	318,000
			2,038,425
Guernsey, Channel Islands - 0.2%
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 06/09/2023		400,000	418,511
Hong Kong - 0.2%
AIA Group, Ltd. 3.900%, 04/06/2028 (D)		400,000	426,998
India - 0.3%
Indian Railway Finance Corp., Ltd. 3.835%, 12/13/2027		300,000	311,295
Shriram Transport Finance Company, Ltd. 5.950%, 10/24/2022		200,000	205,297
			516,592
Indonesia - 0.1%
Indonesia Asahan Aluminium Persero PT 5.710%, 11/15/2023 (D)		200,000	220,589

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Ireland - 0.9%
AerCap Ireland Capital DAC 4.450%, 12/16/2021		$450,000	$468,874
AIB Group PLC 4.750%, 10/12/2023 (D)		200,000	214,688
Bank of Ireland (7.375% to 6-18-20, then 5 Year Euro Swap Rate + 6.956%) 06/18/2020 (E)	EUR	400,000	462,140
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/2021		$300,000	301,628
SumitG 2.251%, 11/02/2020		400,000	400,688
			1,848,018
Italy - 0.9%
Banca Carige SpA (3 month EURIBOR + 1.500%) 1.092%, 05/25/2060 (C)	EUR	500,000	562,183
Banca Carige SpA (3 month EURIBOR + 1.700%) 1.298%, 10/25/2021 (C)		600,000	676,877
UniCredit SpA 7.830%, 12/04/2023 (D)		$500,000	582,620
			1,821,680
Japan - 2.5%
Central Japan Railway Company 2.800%, 02/23/2022		400,000	404,272
Central Nippon Expressway Company, Ltd.
2.091%, 09/14/2021		500,000	498,419
2.362%, 05/28/2021		600,000	600,795
Japan Tobacco, Inc. 2.000%, 04/13/2021		300,000	299,327
Meiji Yasuda Life Insurance Company (5.100% to 4-26-28, then 5 Year U.S. ISDAFIX + 3.150%) 04/26/2048 (D)		200,000	226,250
Mizuho Financial Group, Inc. (3 month LIBOR + 1.000%) 2.888%, 09/11/2024 (C)		200,000	202,064
Mizuho Financial Group, Inc. (3.922% to 9-11-23, then 3 month LIBOR + 1.000%) 09/11/2024		600,000	630,355
ORIX Corp. 3.250%, 12/04/2024		300,000	312,544
Sumitomo Mitsui Financial Group, Inc.
2.934%, 03/09/2021		500,000	505,720
3.748%, 07/19/2023		1,000,000	1,048,435
Toyota Industries Corp. 3.110%, 03/12/2022 (D)		200,000	203,589
			4,931,770
Jersey, Channel Islands - 0.2%
AA Bond Company, Ltd.
2.750%, 07/31/2043	GBP	100,000	126,534
2.875%, 07/31/2043		200,000	262,084
			388,618
Luxembourg - 0.5%
Aroundtown SA
1.500%, 07/15/2024	EUR	400,000	468,312
2.000%, 11/02/2026		100,000	119,704
Global Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Luxembourg (continued)
Emerald Bay SA 3.285%, 10/08/2020 (D)(F)		291,000	$318,254
			906,270
Macau - 0.4%
Sands China, Ltd.
4.600%, 08/08/2023		$300,000	316,608
5.125%, 08/08/2025		200,000	219,468
5.400%, 08/08/2028		200,000	225,436
			761,512
Netherlands - 0.7%
Cooperatieve Rabobank UA 6.875%, 03/19/2020	EUR	550,000	625,407
Mondelez International Holdings Netherlands BV 2.000%, 10/28/2021 (D)		$300,000	299,948
Schaeffler Finance BV 3.250%, 05/15/2025	EUR	100,000	115,195
Stichting AK Rabobank Certificaten 6.500%, 03/29/2020 (E)		200,000	284,919
			1,325,469
Singapore - 1.0%
BOC Aviation, Ltd.
2.750%, 09/18/2022 (D)		$200,000	200,547
3.500%, 09/18/2027 (D)		200,000	204,180
Clifford Capital Pte, Ltd. 3.380%, 03/07/2028		400,000	423,990
DBS Bank, Ltd. 3.300%, 11/27/2021 (D)		200,000	205,266
Oversea-Chinese Banking Corp., Ltd. (3 month LIBOR + 0.450%) 2.354%, 05/17/2021 (C)(D)		700,000	701,060
PSA Treasury Pte, Ltd. 2.500%, 04/12/2026		200,000	200,694
			1,935,737
Spain - 0.7%
Banco Bilbao Vizcaya Argentaria SA (6.750% to 2-18-20, then 5 Year Euro Swap Rate + 6.604%) 02/18/2020 (E)	EUR	600,000	677,763
Banco Santander SA 4.379%, 04/12/2028		$200,000	218,696
Banco Santander SA (5.250% to 9-29-23, then 5 Year Euro Swap Rate + 4.999%) 09/29/2023 (E)	EUR	400,000	478,122
			1,374,581
Supranational - 0.1%
European Bank for Reconstruction & Development 0.500%, 12/21/2023	AUD	200,000	134,202
Sweden - 0.2%
Sveriges Sakerstallda Obligationer AB 2.000%, 06/17/2026	SEK	4,000,000	460,758
Switzerland - 0.6%
Credit Suisse AG 6.500%, 08/08/2023		$1,122,000	1,250,510
United Arab Emirates - 0.1%
ICICI Bank, Ltd. 3.500%, 03/18/2020		200,000	200,362
United Kingdom - 7.0%
Barclays Bank PLC 7.625%, 11/21/2022		600,000	674,250

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United Kingdom (continued)
Barclays PLC 4.836%, 05/09/2028		$300,000	$323,164
Barclays PLC (4.338% to 5-16-23, then 3 month LIBOR + 1.356%) 05/16/2024		500,000	526,856
Barclays PLC (4.610% to 2-15-22, then 3 month LIBOR + 1.400%) 02/15/2023		1,100,000	1,148,520
Barclays PLC (7.125% to 6-15-25, then 5 year U.K. Treasury + 6.579%) 06/15/2025 (E)	GBP	300,000	449,039
Barclays PLC (8.000% to 12-15-20, then 5 Year Euro Swap Rate + 6.750%) 12/15/2020 (E)	EUR	200,000	239,203
Co-operative Group Holdings 2011, Ltd. 6.875%, 07/08/2020	GBP	100,000	137,000
FCE Bank PLC 1.660%, 02/11/2021	EUR	400,000	455,614
HSBC Holdings PLC (3.803% to 3-11-24, then 3 month LIBOR + 1.211%) 03/11/2025		$500,000	524,513
HSBC Holdings PLC (4.041% to 3-13-27, then 3 month LIBOR + 1.546%) 03/13/2028		300,000	320,633
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year U.S. ISDAFIX + 3.606%) 03/23/2028 (E)		200,000	220,000
Lloyds Bank PLC
4.875%, 03/30/2027	GBP	300,000	491,386
6.500%, 03/24/2020	EUR	1,000,000	1,137,707
Lloyds Banking Group PLC
3.900%, 03/12/2024		$200,000	211,035
4.050%, 08/16/2023		200,000	211,925
4.582%, 12/10/2025		300,000	324,574
Lloyds Banking Group PLC (7.625% to 6-27-23, then 5 Year British Pound Swap Rate + 5.010%) 06/27/2023 (E)	GBP	200,000	297,042
Nationwide Building Society (3.766% to 3-8-23, then 3 month LIBOR + 1.064%) 03/08/2024 (D)		$900,000	931,239
NatWest Markets PLC
0.625%, 03/02/2022	EUR	400,000	453,347
1.000%, 05/28/2024		200,000	228,511
RAC Bond Company PLC 4.870%, 05/06/2046	GBP	200,000	262,726
Santander UK Group Holdings PLC 3.125%, 01/08/2021		$500,000	504,272
Santander UK Group Holdings PLC (3.823% to 11-3-27, then 3 month LIBOR + 1.400%) 11/03/2028		500,000	526,825
Santander UK Group Holdings PLC (4.796% to 11-15-23, then 3 month LIBOR + 1.570%) 11/15/2024		500,000	539,568
Tesco PLC 6.125%, 02/24/2022	GBP	175,000	254,258
The Royal Bank of Scotland Group PLC 2.500%, 03/22/2023	EUR	1,200,000	1,437,447
Global Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United Kingdom (continued)
The Royal Bank of Scotland Group PLC (4.269% to 3-22-24, then 3 month LIBOR + 1.762%) 03/22/2025		$300,000	$318,490
The Royal Bank of Scotland Group PLC (7.500% to 8-10-20, then 5 Year U.S. Swap Rate + 5.800%) 08/10/2020 (E)		500,000	510,940
Virgin Media Secured Finance PLC 5.000%, 04/15/2027 (D)	GBP	200,000	280,123
			13,940,207
United States - 16.2%
Allegion US Holding Company, Inc. 3.200%, 10/01/2024		$300,000	308,274
Allergan Sales LLC 5.000%, 12/15/2021 (D)		300,000	313,695
Ally Financial, Inc. 4.250%, 04/15/2021		100,000	102,250
Ambac Assurance Corp. 5.100%, 06/07/2020 (D)		125	186
American Tower Corp.
1.950%, 05/22/2026	EUR	200,000	241,137
3.450%, 09/15/2021		$400,000	409,092
AT&T, Inc. (3 month LIBOR + 0.750%) 2.657%, 06/01/2021 (C)		1,600,000	1,609,496
AT&T, Inc. (3 month LIBOR + 1.180%) 3.067%, 06/12/2024 (C)		800,000	813,881
Aviation Capital Group LLC 4.125%, 08/01/2025 (D)		1,400,000	1,462,507
Bank of America Corp. (2.328% to 10-1-20, then 3 month LIBOR + 0.630%) 10/01/2021		500,000	501,498
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) 03/15/2028 (E)		400,000	443,520
Bayer US Finance II LLC
3.875%, 12/15/2023 (D)		300,000	314,699
4.250%, 12/15/2025 (D)		300,000	323,429
Bayer US Finance II LLC (3 month LIBOR + 0.630%) 2.577%, 06/25/2021 (C)(D)		200,000	200,631
Bayer US Finance II LLC (3 month LIBOR + 1.010%) 2.904%, 12/15/2023 (C)(D)		200,000	201,191
BBVA USA 3.500%, 06/11/2021		300,000	305,137
Broadcom Corp. 2.650%, 01/15/2023		200,000	201,032
Campbell Soup Company
3.300%, 03/15/2021		200,000	202,930
3.650%, 03/15/2023		300,000	312,361
Charter Communications Operating LLC 3.750%, 02/15/2028		1,300,000	1,346,873
Cigna Corp. 3.750%, 07/15/2023		500,000	524,038
Citigroup, Inc. (2.876% to 7-24-22, then 3 month LIBOR + 0.950%) 07/24/2023		300,000	305,202
Citigroup, Inc. (3.142% to 1-24-22, then 3 month LIBOR + 0.722%) 01/24/2023		400,000	408,141
Continental Resources, Inc. 4.375%, 01/15/2028		300,000	318,639

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
CVS Health Corp. 3.700%, 03/09/2023		$300,000	$312,307
Daimler Finance North America LLC (3 month LIBOR + 0.430%) 2.331%, 02/12/2021 (C)(D)		200,000	200,112
Diamondback Energy, Inc. 2.875%, 12/01/2024		500,000	505,367
Discover Bank 3.350%, 02/06/2023		400,000	412,627
DISH DBS Corp. 5.125%, 05/01/2020		100,000	100,625
Duke Energy Corp. (3 month LIBOR + 0.500%) 2.409%, 05/14/2021 (C)(D)		900,000	903,298
EMC Corp. 2.650%, 06/01/2020		600,000	600,108
Emera US Finance LP 2.700%, 06/15/2021		400,000	403,621
EQT Corp. 2.500%, 10/01/2020		300,000	299,931
Equifax, Inc. (3 month LIBOR + 0.870%) 2.780%, 08/15/2021 (C)		300,000	301,090
Fidelity National Information Services, Inc.
0.400%, 01/15/2021	EUR	300,000	338,136
0.750%, 05/21/2023		100,000	114,388
Ford Motor Credit Company LLC 3.200%, 01/15/2021		$300,000	301,629
Ford Motor Credit Company LLC (3 month EURIBOR + 0.430%) 0.032%, 05/14/2021 (C)	EUR	700,000	779,451
Ford Motor Credit Company LLC (3 month LIBOR + 1.235%) 3.145%, 02/15/2023 (C)		$500,000	491,636
Fresenius Medical Care US Finance II, Inc. 4.125%, 10/15/2020 (D)		300,000	302,978
GATX Corp. (3 month LIBOR + 0.720%) 2.611%, 11/05/2021 (C)		300,000	301,284
General Mills, Inc. 3.700%, 10/17/2023		500,000	526,518
General Motors Financial Company, Inc. 3.550%, 07/08/2022		200,000	205,828
Harley-Davidson Financial Services, Inc. 2.850%, 01/15/2021 (D)		300,000	301,295
International Lease Finance Corp.
5.875%, 08/15/2022		200,000	217,794
8.250%, 12/15/2020		200,000	211,427
Kilroy Realty LP 3.450%, 12/15/2024		100,000	104,035
Komatsu Finance America, Inc. 2.118%, 09/11/2020		200,000	199,553
Kraft Heinz Foods Company 4.875%, 02/15/2025 (D)		684,000	702,774
L3Harris Technologies, Inc. (3 month LIBOR + 0.480%) 2.416%, 04/30/2020 (C)		800,000	800,438
MPLX LP 3.500%, 12/01/2022 (D)		100,000	102,899
MUFG Americas Holdings Corp. 3.000%, 02/10/2025		2,800,000	2,853,579
Navient Corp.
5.875%, 03/25/2021		100,000	103,300
Global Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Navient Corp. (continued)
8.000%, 03/25/2020	$67,000	$67,691
Nissan Motor Acceptance Corp.
2.600%, 09/28/2022 (D)	200,000	200,176
2.650%, 07/13/2022 (D)	200,000	200,528
Penske Truck Leasing Company LP 3.950%, 03/10/2025 (D)	1,500,000	1,592,263
Progress Energy, Inc. 4.400%, 01/15/2021	200,000	203,875
Spirit AeroSystems, Inc. 3.950%, 06/15/2023	200,000	206,067
Spirit AeroSystems, Inc. (3 month LIBOR + 0.800%) 2.694%, 06/15/2021 (C)	100,000	99,754
Sprint Communications, Inc. 7.000%, 08/15/2020	400,000	408,500
Sprint Spectrum Company LLC 4.738%, 03/20/2025 (D)	300,000	317,694
Textron, Inc. (3 month LIBOR + 0.550%) 2.451%, 11/10/2020 (C)	900,000	900,035
The Interpublic Group of Companies, Inc. 3.750%, 10/01/2021	300,000	308,271
United Technologies Corp. 3.650%, 08/16/2023	1,480,000	1,559,078
Verizon Communications, Inc. (3 month LIBOR + 1.100%) 3.010%, 05/15/2025 (C)	800,000	818,334
WEA Finance LLC 3.750%, 09/17/2024 (D)	200,000	210,395
Wells Fargo Bank NA (2.897% to 5-27-21, then 3 month LIBOR + 0.610%) 05/27/2022	600,000	607,889
ZF North America Capital, Inc. 4.500%, 04/29/2022 (D)	200,000	206,099
		32,074,516
TOTAL CORPORATE BONDS (Cost $82,109,729)		$84,706,815
CAPITAL PREFERRED SECURITIES - 0.5%
United States - 0.5%
Dresdner Funding Trust I
8.151%, 06/30/2031 (D)	500,000	672,500
8.151%, 06/30/2031	200,000	268,900
		941,400
TOTAL CAPITAL PREFERRED SECURITIES (Cost $840,000)		$941,400
MUNICIPAL BONDS - 1.2%
United States - 1.2%
American Municipal Power, Inc. (Ohio) 7.334%, 02/15/2028	700,000	891,758
Iowa Tobacco Settlement Authority 6.500%, 06/01/2023	195,000	197,898
State of California (1 month LIBOR + 0.780%) 2.477%, 04/01/2047 (C)	1,200,000	1,204,500
TOTAL MUNICIPAL BONDS (Cost $2,298,147)		$2,294,156
TERM LOANS (G) - 0.3%
United States - 0.3%
CenturyLink, Inc., 2017 Term Loan B (1 month LIBOR + 2.750%), 4.549%, 01/31/2025	588,000	590,058
TOTAL TERM LOANS (Cost $585,983)		$590,058

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 15.1%
Commercial and residential - 13.9%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1, 6.049%, 09/25/2035 (H)		$36,906	$35,728
American Home Mortgage Investment Trust, Series 2004-3, Class 5A (12 month LIBOR + 1.500%), 3.480%, 10/25/2034 (C)		1,033	1,032
Banc of America Funding Corp.
Series 2005-E, Class 1A1 (1 month LIBOR + 0.580%), 2.345%, 05/20/2035 (C)		116,152	102,791
Series 2006-J, Class 4A1, 4.321%, 01/20/2047 (H)		54,147	52,505
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-6, Class 1A1, 4.866%, 08/25/2033 (H)		21,112	21,805
Series 2003-7, Class 6A, 4.224%, 10/25/2033 (H)		24,829	25,348
Series 2003-9, Class 2A1, 4.253%, 02/25/2034 (H)		4,382	4,509
Series 2004-2, Class 22A, 4.693%, 05/25/2034 (H)		67,803	67,303
Series 2004-2, Class 23A, 3.439%, 05/25/2034 (H)		33,708	31,489
Series 2004-9, Class 22A1, 4.378%, 11/25/2034 (H)		21,128	21,756
Series 2005-12, Class 23A1, 4.065%, 02/25/2036 (H)		258,236	253,662
Bear Stearns ALT-A Trust
Series 2005-7, Class 22A1, 4.103%, 09/25/2035 (H)		410,338	337,369
Series 2005-9, Class 24A1, 3.874%, 11/25/2035 (H)		367,981	320,349
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1, 4.001%, 01/26/2036 (H)		748,303	667,365
Brunel Residential Mortgage Securitisation PLC, Series 2007-1X, Class A4B (3 month GBP LIBOR + 0.220%), 1.005%, 01/13/2039 (C)	GBP	332,562	434,901
Canada Mortgage & Housing Corp. (Merrill Lynch)
Series 98001212 (1 month CDOR + 0.100%), 2.065%, 06/01/2020 (C)	CAD	352,369	271,250
Series 98001247 (1 month CDOR + 0.300%), 2.265%, 07/01/2020 (C)		971,178	748,679
Series 98001289 (1 month CDOR + 0.300%), 2.265%, 08/01/2020 (C)		345,989	266,683
Chase Mortgage Finance Trust, Series 2007-A2, Class 7A1, 3.796%, 07/25/2037 (H)		$52,196	47,163
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1 (1 Year CMT + 2.100%), 3.840%, 09/25/2035 (C)		99,139	99,259
Countrywide Alternative Loan Trust
Series 2005-21CB, Class A3, 5.250%, 06/25/2035		65,576	63,524
Global Bond Trust (continued)
		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Countrywide Alternative Loan Trust (continued)
Series 2005-56, Class 2A2 (12 month Treasury Average Index + 2.040%), 6.784%, 11/25/2035 (C)		$45,615	$43,389
Series 2005-56, Class 2A3 (12 month Treasury Average Index + 1.500%), 5.704%, 11/25/2035 (C)		54,701	50,866
Series 2006-OA9, Class 2A1B (1 month LIBOR + 0.200%), 1.965%, 07/20/2046 (C)		225,696	165,596
Series 2007-11T1, Class A12 (1 month LIBOR + 0.350%), 2.142%, 05/25/2037 (C)		185,347	81,205
Series 2007-16CB, Class 5A1, 6.250%, 08/25/2037		97,973	81,542
Series 2007-OA11, Class A1B (12 month Treasury Average Index + 1.250%), 3.489%, 11/25/2047 (C)		947,237	842,889
Series 2007-OA3, Class 1A1 (1 month LIBOR + 0.140%), 1.932%, 04/25/2047 (C)		2,118,024	1,969,918
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-12, Class 11A1, 3.878%, 08/25/2034 (H)		12,124	11,631
Series 2004-22, Class A3, 3.841%, 11/25/2034 (H)		81,190	81,641
Series 2004-HYB5, Class 2A1, 4.177%, 04/20/2035 (H)		11,262	11,347
Series 2005-2, Class 2A1 (1 month LIBOR + 0.640%), 2.432%, 03/25/2035 (C)		34,385	33,525
Series 2004-25, Class 1A1 (1 month LIBOR + 0.660%), 2.452%, 02/25/2035 (C)		20,000	19,983
Series 2004-25, Class 2A1 (1 month LIBOR + 0.680%), 2.472%, 02/25/2035 (C)		28,560	27,625
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-8, Class 5A1, 6.500%, 04/25/2033		6,364	6,571
Series 2003-AR18, Class 2A3, 3.885%, 07/25/2033 (H)		4,867	4,979
Finsbury Square PLC, Series 2018-2, Class A (3 month GBP LIBOR + 0.950%), 1.729%, 09/12/2068 (C)	GBP	368,444	490,082
First Horizon Mortgage Pass Through Trust, Series 2005-AR3, Class 2A1, 4.664%, 08/25/2035 (H)		$28,659	23,888
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1 (1 month LIBOR + 0.180%), 1.972%, 01/25/2037 (C)		140,997	135,962
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1, 4.695%, 10/25/2033 (H)		4,011	4,058
GS Mortgage Securities Trust, Series 2012-GCJ9, Class XA IO, 1.948%, 11/10/2045		3,164,542	142,838

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
GSR Mortgage Loan Trust, Series 2003-1, Class A2 (1 Year CMT + 1.750%), 4.300%, 03/25/2033 (C)		$27,100	$27,455
HarborView Mortgage Loan Trust
Series 2005-12, Class 1A1A (12 month Treasury Average Index + 2.000%), 4.239%, 10/19/2035 (C)		1,145,428	870,082
Series 2005-4, Class 3A1, 4.343%, 07/19/2035 (H)		20,580	19,311
Hawksmoor Mortgages, Series 2019-1A, Class A (3 month SONIA + 1.050%), 1.761%, 05/25/2053 (C)(D)	GBP	670,837	890,600
IndyMac Index Mortgage Loan Trust, Series 2004-AR11, Class 2A, 3.855%, 12/25/2034 (H)		$25,648	25,942
JPMorgan Alternative Loan Trust
Series 2006-A5, Class 1A4 (1 month LIBOR + 0.240%), 2.032%, 10/25/2036 (C)		2,138,319	2,110,107
Series 2006-A6, Class 2A1, 5.500%, 11/25/2036 (H)		3,556	2,612
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1, 3.761%, 11/25/2033 (H)		26,385	27,186
Series 2006-S2, Class 1A3, 5.500%, 07/25/2036		173,782	146,654
Series 2007-A1, Class 5A5, 4.305%, 07/25/2035 (H)		122,049	124,874
Series 2007-A1, Class 5A6, 4.305%, 07/25/2035 (H)		110,954	111,390
Lanark Master Issuer PLC, Series 2019-1A, Class 1A2 (3 month GBP LIBOR + 0.820%), 1.607%, 12/22/2069 (C)(D)	GBP	346,667	460,976
Liberty Funding Pty, Ltd., Series 2019-2, Class A1A (1 month BBSW + 0.800%), 1.635%, 06/10/2051 (C)	AUD	188,793	132,471
MASTR Adjustable Rate Mortgages Trust, Series 2007-HF1, Class A1 (1 month LIBOR + 0.240%), 2.032%, 05/25/2037 (C)		$370,219	227,745
Merrill Lynch Mortgage Investors Trust, Series 2003-A2, Class 1A1, 4.027%, 02/25/2033 (H)		46,676	46,663
MRFC Mortgage Pass Through Trust, Series 2000-TBC3, Class A1 (1 month LIBOR + 0.440%), 2.180%, 12/15/2030 (C)		14,395	14,065
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A (1 month LIBOR + 0.450%), 2.163%, 10/07/2020 (C)		566,065	567,110
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1, 2.750%, 07/25/2059 (D)(H)		584,660	584,725
Real Estate Asset Liquidity Trust, Series 2018-1A, Class A1, 3.072%, 08/12/2053 (D)	CAD	487,706	380,806
Global Bond Trust (continued)
		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Residential Accredit Loans Trust
Series 2006-QA2, Class 2A1, 5.471%, 02/25/2036 (H)		$333,487	$295,770
Series 2006-QO6, Class A1 (1 month LIBOR + 0.180%), 1.972%, 06/25/2046 (C)		1,374,220	526,445
Series 2007-QO2, Class A1 (1 month LIBOR + 0.150%), 1.942%, 02/25/2047 (C)		344,669	191,265
Residential Asset Securitization Trust, Series 2006-R1, Class A2 (1 month LIBOR + 0.400%), 2.192%, 01/25/2046 (C)		341,271	144,654
Residential Funding Mortgage Securities Trust, Series 2005-SA4, Class 1A21, 4.337%, 09/25/2035 (H)		76,537	62,842
Residential Mortgage Securities PLC
Series 29, Class A (3 month GBP LIBOR + 0.950%), 1.748%, 12/20/2046 (C)	GBP	302,806	401,832
Series 30, Class A (3 month GBP LIBOR + 0.800%), 1.598%, 03/20/2050 (C)		335,751	444,584
Series 31, Class A (3 month GBP LIBOR + 1.200%), 1.998%, 09/20/2065 (C)		339,577	452,087
RESIMAC Bastille Trust Series, Series 2018-1NCA, Class A1 (1 month LIBOR + 0.850%), 2.554%, 12/05/2059 (C)(D)		$636,000	636,217
Ripon Mortgages PLC, Series 1X, Class A1 (3 month GBP LIBOR + 0.800%), 1.602%, 08/20/2056 (C)	GBP	364,837	483,930
RMAC PLC, Series 2018-1, Class A (3 month GBP LIBOR + 0.700%), 1.479%, 06/12/2046 (C)		404,194	530,479
Sequoia Mortgage Trust
Series 2003-4, Class 2A1 (1 month LIBOR + 0.350%), 2.115%, 07/20/2033 (C)		$56,621	55,677
Series 5, Class A (1 month LIBOR + 0.350%), 2.114%, 10/19/2026 (C)		7,406	7,310
Silverstone Master Issuer PLC, Series 2019-1A, Class 2A (3 month SONIA + 0.750%), 1.460%, 01/21/2070 (C)(D)	GBP	372,000	494,536
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A1, 4.389%, 02/25/2034 (H)		$45,192	45,417
Series 2004-12, Class 7A1, 4.198%, 09/25/2034 (H)		30,629	31,185
Series 2004-4, Class 3A2, 4.373%, 04/25/2034 (H)		75,984	78,740
Series 2005-18, Class 6A1, 4.374%, 09/25/2035 (H)		88,948	86,458
Structured Asset Mortgage Investments Trust
Series 2004-AR3, Class 1A2 (1 month LIBOR + 0.580%), 2.344%, 07/19/2034 (C)		21,717	21,835

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Structured Asset Mortgage Investments Trust (continued)
Series 2006-AR5, Class 1A1 (1 month LIBOR + 0.210%), 2.002%, 05/25/2036 (C)		$342,044	$323,665
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 1A1 (1 month LIBOR + 0.290%), 2.082%, 10/25/2036 (C)(D)		505,225	446,514
Thornburg Mortgage Securities Trust
Series 2003-5, Class 1A, 3.645%, 10/25/2043 (H)		241,903	240,066
Series 2007-2, Class A1 (1 month LIBOR + 1.250%), 3.042%, 06/25/2037 (C)		157,133	149,251
Series 2007-2, Class A2A (12 month LIBOR + 1.250%), 3.252%, 06/25/2037 (C)		323,433	305,194
Series 2007-2, Class A3A (12 month LIBOR + 1.200%), 3.201%, 06/25/2037 (C)		418,299	398,167
Series 2007-3, Class 2A1 (12 month LIBOR + 1.250%), 3.252%, 06/25/2047 (C)		78,675	75,176
Series 2007-3, Class 3A1 (12 month LIBOR + 1.250%), 3.252%, 06/25/2047 (C)		169,279	157,033
Series 2007-3, Class 4A1 (12 month LIBOR + 1.250%), 3.252%, 06/25/2047 (C)		57,441	52,840
Towd Point Mortgage Funding PLC
Series 2018-A12X, Class A (3 month GBP LIBOR + 0.800%), 1.602%, 02/20/2045 (C)	GBP	338,246	447,842
Series 2019-A13A, Class A1 (3 month SONIA + 0.900%), 0.900%, 07/20/2045 (C)(D)		800,000	1,056,576
Series 2019-GR4A, Class A1 (3 month GBP LIBOR + 1.025%), 1.820%, 10/20/2051 (C)(D)		533,356	708,942
Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059 (D)(H)		$1,950,889	1,960,930
Uropa Securities PLC
Series 2008-1, Class A (3 month GBP LIBOR + 0.200%), 0.985%, 06/10/2059 (C)	GBP	273,017	347,936
Series 2008-1, Class B (3 month GBP LIBOR + 0.750%), 1.535%, 06/10/2059 (C)		55,102	68,219
Series 2008-1, Class M1 (3 month GBP LIBOR + 0.350%), 1.135%, 06/10/2059 (C)		66,262	82,832
Series 2008-1, Class M2 (3 month GBP LIBOR + 0.550%), 1.335%, 06/10/2059 (C)		52,312	65,265
WaMu Mortgage Pass-Through Certificates
Series 2002-AR17, Class 1A (12 month Treasury Average Index + 1.200%), 3.439%, 11/25/2042 (C)		$135,904	133,653
Global Bond Trust (continued)
		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
WaMu Mortgage Pass-Through Certificates (continued)
Series 2002-AR2, Class A (COFI + 1.250%), 2.350%, 02/27/2034 (C)		$21,447	$21,371
Series 2003-AR5, Class A7, 4.666%, 06/25/2033 (H)		22,604	22,995
Series 2005-AR2, Class 2A1A (1 month LIBOR + 0.310%), 2.102%, 01/25/2045 (C)		20,651	20,295
Warwick Finance Residential Mortgages PLC, Series 2, Class A (3 month GBP LIBOR + 1.500%), 2.300%, 09/21/2049 (C)	GBP	144,172	191,785
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR5, Class 3A (12 month Treasury Average Index + 0.940%), 3.179%, 07/25/2046 (C)		$196,904	144,426
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class XA IO, 1.193%, 03/15/2045 (D)		8,104,157	250,409
			27,537,424
U.S. Government Agency - 1.2%
Federal Home Loan Mortgage Corp.
Series 4579, Class FD (1 month LIBOR + 0.350%), 2.131%, 01/15/2038 (C)		526,140	522,205
Series 4579, Class SD IO, 2.500%, 01/15/2038		526,140	35,820
Series T-62, Class 1A1 (12 month Treasury Average Index + 1.200%), 3.439%, 10/25/2044 (C)		592,591	600,893
Federal National Mortgage Association
Series 2002-W8, Class F (1 month LIBOR + 0.400%), 2.192%, 09/25/2032 (C)		742	741
Series 2004-W2, Class 5AF (1 month LIBOR + 0.350%), 2.142%, 03/25/2044 (C)		17,218	17,159
Series 2006-48, Class TF (1 month LIBOR + 0.400%), 2.192%, 06/25/2036 (C)		39,485	39,402
Government National Mortgage Association, Series 2004-68, Class ZC, 6.000%, 08/20/2034		1,114,462	1,243,524
			2,459,744
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $30,285,628)			$29,997,168
ASSET BACKED SECURITIES - 4.7%
Amresco Residential Securities Corp. Mortgage Loan Trust, Series 1999-1, Class A (1 month LIBOR + 0.940%) 2.732%, 06/25/2029 (C)		24,606	23,968
Arbour CLO IV DAC, Series 4A, Class A2R (3 month EURIBOR + 0.870%) 0.870%, 01/15/2030 (C)(D)	EUR	500,000	560,861

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Crown Point CLO, Ltd., Series 2018-6A, Class A1 (3 month LIBOR + 1.170%) 3.136%, 10/20/2028 (C)(D)		$500,000	$497,906
CWABS Asset-Backed Certificates Trust, Series 2005-4, Class MV5 (1 month LIBOR + 1.005%) 2.797%, 10/25/2035 (C)		2,100,000	2,097,634
Dryden Leveraged Loan CDO, Series 2014-35A, Class AAR (6 month EURIBOR + 0.950%) 0.620%, 05/17/2027 (C)(D)	EUR	168,226	188,699
Dryden Leveraged Loan CDO, Series 2016-46A, Class A1R (3 month EURIBOR + 0.880%) 0.880%, 01/15/2030 (C)(D)		500,000	561,092
Euro-Galaxy V CLO BV, Series 2016-5A, Class ARV (3 month EURIBOR + 0.820%) 0.820%, 11/10/2030 (C)(D)		500,000	558,914
Home Equity Asset Trust, Series 2002-1, Class A4 (1 month LIBOR + 0.600%) 2.392%, 11/25/2032 (C)		$1,283	1,234
Man GLG Euro CLO II DAC, Series 2A, Class A1R (3 month EURIBOR + 0.870%) 0.870%, 01/15/2030 (C)(D)	EUR	500,000	559,731
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE6, Class A2B (1 month LIBOR + 0.100%) 1.892%, 09/25/2036 (C)		$1,127,017	522,094
Ocean Trails CLO VI, Series 2016-6A, Class AR (3 month LIBOR + 1.150%) 3.151%, 07/15/2028 (C)(D)		500,000	499,259
OZLME BV, Series 1A, Class AR (3 month EURIBOR + 0.820%) 0.820%, 01/18/2030 (C)(D)	EUR	500,000	554,312
RAMP Series Trust, Series 2002-RS3, Class AII1 (1 month LIBOR + 0.560%) 2.352%, 06/25/2032 (C)		$6,953	6,710
Renaissance Home Equity Loan Trust, Series 2002-3, Class M2 (1 month LIBOR + 2.550%) 4.342%, 12/25/2032 (C)		317,219	313,530
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC1, Class A2A (1 month LIBOR + 0.050%) 1.842%, 12/25/2036 (C)		41,576	23,575
Symphony CLO XIV, Ltd., Series 2014-14A, Class AR (3 month LIBOR + 0.950%) 2.951%, 07/14/2026 (C)(D)		500,000	500,018
Terwin Mortgage Trust, Series 2003-6HE, Class A1 (1 month LIBOR + 0.940%) 2.732%, 11/25/2033 (C)		29,126	27,840
THL Credit Wind River CLO, Ltd., Series 2012-1A, Class AR2 (3 month LIBOR + 0.880%) 2.881%, 01/15/2026 (C)(D)		358,889	358,930
Global Bond Trust (continued)
		Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Tikehau CLO II BV, Series 2A, Class AR (3 month EURIBOR + 0.880%) 0.880%, 12/07/2029 (C)(D)	EUR	500,000	$560,908
Towd Point Mortgage Trust, Series 2019-HY2, Class A1 (1 month LIBOR + 1.000%) 2.792%, 05/25/2058 (C)(D)		$308,499	309,527
Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A 2.560%, 11/25/2031 (D)		500,000	507,403
United States Small Business Administration, Series 2000-20K, Class 1 7.220%, 11/01/2020		2,031	2,052
TOTAL ASSET BACKED SECURITIES (Cost $9,086,394)			$9,236,197
COMMON STOCKS - 0.0%
United States - 0.0%
Rescap Liquidating Trust (I)		5,054	4,599
TOTAL COMMON STOCKS (Cost $1,185)			$4,599
PREFERRED SECURITIES - 0.2%
United Kingdom - 0.2%
Nationwide Building Society, 10.250% (C)		1,940	418,966
TOTAL PREFERRED SECURITIES (Cost $410,172)			$418,966
ESCROW SHARES - 0.1%
United States - 0.1%
Lehman Brothers Holdings, Inc.
5.460%, 12/31/2016 (I)		$4,100,000	51,250
5.625%, 01/24/2013 (I)		4,500,000	57,150
6.875%, 05/02/2018 (I)		2,100,000	27,300
TOTAL ESCROW SHARES (Cost $0)			$135,700
PURCHASED OPTIONS - 0.2%
Calls - 0.0%
Exchange Traded Option on 90-Day Eurodollar Futures (Expiration Date: 3-14-22; Strike Price: $99.75; Notional Amount: 17,500) (I)		7	656
Exchange Traded Option on 90-Day Eurodollar Futures (Expiration Date: 6-13-22; Strike Price: $99.75; Notional Amount: 35,000) (I)		14	1,663
Exchange Traded Option on Euro BUND Futures (Expiration Date: 2-21-20; Strike Price: EUR 187.00; Notional Amount: 7,900,000) (I)		79	870
Exchange Traded Option on Euro Schatz Futures (Expiration Date: 2-21-20; Strike Price: EUR 114.00; Notional Amount: 33,100,000) (I)		331	1,808
Exchange Traded Option on Euro-OAT Futures (Expiration Date: 2-21-20; Strike Price: EUR 190.00; Notional Amount: 3,500,000) (I)		35	385
Exchange Traded Option on U.K. Long Gilt Bond Futures (Expiration Date: 2-21-20; Strike Price: EUR 190.00: Notional Amount: 1,700,000) (I)		17	0

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or Principal Amount	Value
PURCHASED OPTIONS (continued)
Calls (continued)
Exchange Traded Option on U.K. Long Gilt Bond Futures (Expiration Date: 2-21-20; Strike Price: EUR 190.00; Notional Amount: 1,900,000) (I)	19	$0
Over the Counter Option on the USD vs. JPY (Expiration Date: 1-17-20; Strike Price: $118.00; Counterparty: Bank of America N.A.) (I)(J)	12,000,000	12
		5,394
Puts - 0.2%
Exchange Traded Option on 10-Year U.S. Treasury Note Futures (Expiration Date: 2-21-20; Strike Price: $117.00; Notional Amount: 2,000) (I)	2	0
Exchange Traded Option on 10-Year U.S. Treasury Note Futures (Expiration Date: 2-21-20; Strike Price: $117.50; Notional Amount: 13,000) (I)	13	0
Exchange Traded Option on 10-Year U.S. Treasury Note Futures (Expiration Date: 2-21-20; Strike Price: $118.00; Notional Amount: 133,000) (I)	133	0
Exchange Traded Option on 5-Year U.S. Treasury Note Futures (Expiration Date: 2-21-20; Strike Price: $111.00; Notional Amount: 24,000) (I)	24	94
Exchange Traded Option on Euro BOBL Futures (Expiration Date: 2-21-20; Strike Price: EUR 129.50; Notional Amount: 3,900,000) (I)	39	215
Exchange Traded Option on Euro BTP Futures (Expiration Date: 2-21-20; Strike Price: EUR 101.00; Notional Amount: 3,400,000) (I)	34	375
Exchange Traded Option on Euro BTP Futures (Expiration Date: 2-21-20; Strike Price: EUR 99.00; Notional Amount: 2,800,000) (I)	28	309
Exchange Traded Option on Ultra U.S. Treasury Bond Futures (Expiration Date: 2-21-20; Strike Price: $125.00; Notional Amount: 19,000) (I)	19	163
Over the Counter Option on 30 Year Interest Rate Swap. Receive a floating rate based on 3-month USD LIBOR and pay a fixed rate of 1.733% (Expiration Date: 8-26-21; Strike Rate: 1.733%; Counterparty: Credit Suisse Securities (USA) LLC) (I)(J)	700,000	84,842
Over the Counter Option on 30 Year Interest Rate Swap. Receive a floating rate based on 3-month USD LIBOR and pay a fixed rate of 1.752% (Expiration Date: 8-23-21; Strike Rate: 1.752%; Counterparty: Morgan Stanley Capital Services LLC) (I)(J)	600,000	70,968
Global Bond Trust (continued)
		Shares or Principal Amount	Value
PURCHASED OPTIONS (continued)
Puts (continued)
Over the Counter Option on 30 Year Interest Rate Swap. Receive a floating rate based on 3-month USD LIBOR and pay a fixed rate of 1.779% (Expiration Date: 8-19-20; Strike Rate: 1.779%; Counterparty: Deutsche Bank AG) (I)(J)		800,000	$73,702
Over the Counter Option on 30 Year Interest Rate Swap. Receive a floating rate based on 3-month USD LIBOR and pay a fixed rate of 1.984% (Expiration Date: 6-9-20; Strike Rate: 1.984%; Counterparty: Morgan Stanley Capital Services LLC) (I)(J)		300,000	15,674
Over the Counter Option on 30 Year Interest Rate Swap. Receive a floating rate based on 3-month USD LIBOR and pay a fixed rate of 2.005% (Expiration Date: 6-8-20; Strike Rate: 2.005%; Counterparty: Morgan Stanley Capital Services LLC) (I)(J)		600,000	29,458
Over the Counter Option on 30 Year Interest Rate Swap. Receive a floating rate based on 3-month USD LIBOR and pay a fixed rate of 2.175% (Expiration Date: 9-15-21; Strike Rate: 2.175%; Counterparty: Goldman Sachs & Company LLC) (I)(J)		600,000	38,759
Over the Counter Option on Federal National Mortgage Association, 3.000% due TBA (Expiration Date: 1-7-20; Strike Price: $72.00; Counterparty: JPMorgan Chase Bank, N.A.) (I)(J)		3,700,000	0
Over the Counter Option on Federal National Mortgage Association, 3.500% due TBA (Expiration Date: 1-7-20; Strike Price: $73.00; Counterparty: JPMorgan Chase Bank, N.A.) (I)(J)		3,200,000	0
Over the Counter Option on the EUR vs. NOK (Expiration Date: 1-20-20; Strike Price: EUR 9.90; Counterparty: HSBC Bank USA) (I)(J)		900,000	8,109
Over the Counter Option on the EUR vs. USD (Expiration Date: 1-9-20; Strike Price: EUR 1.02; Counterparty: Bank of America N.A.) (I)(J)		6,000,000	7
Over the Counter Option on the USD vs. CNY (Expiration Date: 3-6-20; Strike Price: $6.90; Counterparty: HSBC Bank USA) (I)(J)		5,840,000	20,387
			343,062
TOTAL PURCHASED OPTIONS (Cost $231,904)			$348,456
SHORT-TERM INVESTMENTS - 4.6%
Foreign government - 2.6%
Czech Republic Ministry of Finance Bill (0.100%), 01/10/2020 *	CZK	4,000,000	176,434
Japan Treasury Discount Bill
(0.444%), 01/10/2020 *	JPY	210,000,000	1,932,780
(0.223%), 03/02/2020 *		150,000,000	1,380,873
(0.148%), 03/23/2020 *		105,000,000	966,685
Mexico Cetes
7.000%, 01/09/2020 *	MXN	310,000	163,659

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Foreign government (continued)
7.225%, 02/06/2020 *	MXN	400,000	$210,018
7.266%, 01/02/2020 *		610,000	322,493
			5,152,942
Repurchase agreement - 2.0%
Repurchase Agreement with Royal Bank of Canada dated 12-31-19 at 1.600% to be repurchased at $2,100,187 on 1-2-20, collateralized by $1,942,000 U.S. Treasury Notes, 3.125% due 11-15-28 (valued at $2,136,724)		$2,100,000	2,100,000
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $1,598,049 on 1-2-20, collateralized by $1,620,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $1,634,496)		1,598,000	1,598,000
Repurchase Agreement with Toronto-Dominion Bank dated 12-31-19 at 0.650% to be repurchased at $298,556 on 1-22-20, collateralized by GBP 200,000 U.K. Treasury Bonds, 1.750% due 1-22-49 (valued at $289,282)	GBP	225,194	298,292
			3,996,292
TOTAL SHORT-TERM INVESTMENTS (Cost $9,120,361)			$9,149,234
Total Investments (Global Bond Trust) (Cost $283,850,409) - 146.2%			$289,237,070
Other assets and liabilities, net - (46.2%)			(91,411,988)
TOTAL NET ASSETS - 100.0%			$197,825,082
SECURITIES SOLD SHORT - (1.4%)
Foreign government - (1.4)%
Government of Canada 2.750%, 12/01/2048 (B)	CAD	(2,600,000)	$(2,448,731)
Government of United Kingdom 1.750%, 01/22/2049	GBP	(200,000)	(289,282)
TOTAL SECURITIES SOLD SHORT (Cost $(2,768,875))			$(2,738,013)
SALE COMMITMENTS OUTSTANDING - (0.0%)
U.S. Government Agency - (0.0)%
Federal National Mortgage Association 3.500%, TBA (B)		$(100,000)	(103,679)
TOTAL SALE COMMITMENTS OUTSTANDING (Cost $(103,578))			$(103,679)
Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
Global Bond Trust (continued)
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SEK	Swedish Krona
Security Abbreviations and Legend
BBSW	Bank Bill Swap Rate
CDOR	Canadian Dollar Offered Rate
CIBOR	Copenhagen Interbank Offered Rate
CMT	Constant Maturity Treasury
COFI	11th Federal Home Loan Bank District Cost of Funds Index
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $47,789,101 or 24.2% of the fund's net assets as of 12-31-19.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(I)	Non-income producing security.
(J)	For this type of option, notional amounts are equivalent to number of contracts.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	28	Long	Mar 2020	$2,860,951	$2,812,377	$(48,574)
10-Year Japan Government Bond Futures	3	Long	Mar 2020	4,207,823	4,201,739	(6,084)
The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	71	Long	Mar 2020	$9,172,874	$9,117,953	$(54,921)
3-Year Australian Treasury Bond Futures	79	Long	Mar 2020	6,419,221	6,375,266	(43,955)
5-Year U.S. Treasury Note Futures	22	Long	Mar 2020	2,622,669	2,609,406	(13,263)
Euro-BTP Italian Government Bond Futures	56	Long	Mar 2020	9,042,622	8,948,653	(93,969)
Euro-Buxl Futures	5	Long	Mar 2020	1,141,604	1,112,614	(28,990)
German Euro BOBL Futures	39	Long	Mar 2020	5,862,708	5,845,818	(16,890)
Short-Term Euro-Buxl Futures	76	Long	Mar 2020	9,572,269	9,584,567	12,298
Ultra U.S. Treasury Bond Futures	5	Long	Mar 2020	935,632	908,281	(27,351)
10-Year Canada Government Bond Futures	21	Short	Mar 2020	(2,256,307)	(2,223,311)	32,996
Euro Schatz Futures	331	Short	Mar 2020	(41,585,997)	(41,548,389)	37,608
Euro-OAT Futures	31	Short	Mar 2020	(5,732,369)	(5,659,952)	72,417
German Euro BUND Futures	97	Short	Mar 2020	(18,833,532)	(18,550,131)	283,401
U.K. Long Gilt Bond Futures	31	Short	Mar 2020	(5,420,243)	(5,394,804)	25,439
						$130,162
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	563,000	USD	388,199	HUS	1/13/2020	$6,989	—
AUD	870,000	USD	593,944	SCB	1/13/2020	16,737	—
AUD	294,000	USD	199,954	HUS	2/14/2020	6,577	—
AUD	4,508,000	USD	3,083,675	SCB	2/14/2020	83,131	—
BRL	8,400,000	USD	2,084,005	BNP	1/3/2020	4,144	—
BRL	12,331,600	USD	3,164,589	CITI	1/3/2020	—	$(99,086)
BRL	11,621,620	USD	2,966,359	GSI	1/3/2020	—	(77,349)
BRL	720,720	USD	178,808	HUS	1/3/2020	356	—
BRL	8,651,172	USD	2,048,221	MSI	1/3/2020	102,368	—
BRL	9,493,874	USD	2,341,911	CITI	2/4/2020	16,000	—
CAD	1,044,000	USD	785,524	MSI	1/13/2020	18,507	—
CHF	8,000	USD	8,153	BNP	1/13/2020	117	—
CHF	206,000	USD	208,936	SCB	1/13/2020	4,026	—
CHF	1,054,000	USD	1,073,032	HUS	2/14/2020	19,039	—
CLP	135,269,000	USD	170,000	CITI	1/6/2020	9,902	—
CLP	56,455,920	USD	72,000	CITI	1/9/2020	3,088	—
CLP	1,568,000	USD	2,000	HUS	1/9/2020	85	—
CLP	42,384,600	USD	54,000	NWM	1/9/2020	2,373	—
CLP	107,686,160	USD	136,000	CITI	1/15/2020	7,237	—
CLP	100,408,520	USD	133,247	BARC	1/27/2020	327	—
CLP	747,200	USD	1,000	BNP	1/27/2020	—	(6)
CLP	44,599,080	USD	59,260	CITI	1/27/2020	71	—
CLP	122,966,250	USD	165,000	GSI	1/27/2020	—	(1,417)
CLP	400,184,200	USD	536,000	HUS	1/27/2020	—	(3,630)
CLP	135,269,000	USD	177,693	NWM	1/27/2020	2,257	—
CLP	93,360,940	USD	117,783	HUS	2/24/2020	6,448	—
CNY	4,422,915	USD	613,272	BOA	3/18/2020	21,008	—
CNY	2,347,282	USD	332,512	BARC	3/18/2020	4,105	—
CNY	4,008,000	USD	567,134	BNP	3/18/2020	7,643	—
CNY	7,261,500	USD	1,016,390	DB	3/18/2020	24,962	—
CNY	15,539,937	USD	2,203,768	GSI	3/18/2020	24,773	—
CNY	12,309,358	USD	1,733,491	HUS	3/18/2020	31,761	—
CNY	4,270,545	USD	596,003	SCB	3/18/2020	16,425	—
COP	5,022,763,816	USD	1,432,048	HUS	1/15/2020	95,170	—
CZK	4,079,213	USD	174,408	HUS	1/17/2020	5,533	—
DKK	75,249,293	USD	11,169,158	GSI	1/2/2020	126,397	—
EUR	118,597	RON	588,217	BOA	3/16/2020	—	(3,742)
EUR	103,264	RON	512,783	BNP	3/16/2020	—	(3,402)
EUR	104,022	RON	516,469	CITI	3/16/2020	—	(3,409)
EUR	104,117	RON	517,295	MSI	3/16/2020	—	(3,495)
EUR	179,000	USD	199,002	BOA	1/13/2020	1,908	—
EUR	12,269,244	USD	13,602,293	BOA	2/14/2020	196,102	—
EUR	485,000	USD	540,590	BNP	2/14/2020	4,857	—
EUR	98,000	USD	109,096	CITI	2/14/2020	1,118	—
The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	1,882,000	USD	2,104,492	HUS	2/14/2020	$12,067	—
EUR	31,000	USD	39,634	MSI	6/28/2021	—	$(3,712)
GBP	2,776,489	USD	3,626,727	BNP	1/10/2020	51,760	—
GBP	294,000	USD	392,308	HUS	1/13/2020	—	(2,763)
HKD	10,642,205	USD	1,357,000	BARC	9/3/2020	7,021	—
HUF	44,267,082	USD	149,705	JPM	2/10/2020	605	—
IDR	35,696,290,825	USD	2,497,292	DB	3/18/2020	67,412	—
ILS	542,000	USD	156,667	CITI	1/16/2020	378	—
INR	129,222,180	USD	1,761,000	HUS	4/27/2020	30,435	—
INR	128,572,500	USD	1,750,000	BNP	5/4/2020	30,928	—
JPY	70,800,000	USD	652,114	CITI	1/10/2020	—	(394)
JPY	85,461,000	USD	786,288	MSI	1/14/2020	574	—
JPY	325,100,000	USD	3,009,248	BARC	2/14/2020	—	(10,979)
JPY	1,923,026,718	USD	17,764,404	HUS	2/14/2020	—	(29,083)
JPY	23,800,000	USD	219,958	UBS	2/14/2020	—	(460)
KRW	129,710,000	USD	109,000	BNP	1/6/2020	3,220	—
KRW	148,875,000	USD	125,000	HUS	1/6/2020	3,801	—
KRW	198,529,600	USD	167,000	BOA	1/9/2020	4,850	—
KRW	60,644,100	USD	51,000	CITI	1/9/2020	1,494	—
KRW	51,092,600	USD	43,000	BOA	1/10/2020	1,234	—
KRW	359,358,000	USD	303,000	CSFB	1/10/2020	8,119	—
KRW	4,742,400	USD	4,000	BARC	3/18/2020	111	—
KRW	2,646,521,545	USD	2,255,661	CITI	3/18/2020	38,460	—
KRW	278,585,000	USD	240,452	HUS	3/18/2020	1,038	—
MXN	10,205,355	USD	515,313	HUS	1/16/2020	23,440	—
MXN	1,859,634	USD	94,753	BNP	1/22/2020	3,329	—
MXN	22,116,000	USD	1,100,490	JPM	1/22/2020	65,971	—
MXN	12,645,000	USD	627,839	GSI	1/28/2020	38,485	—
MXN	323,000	USD	16,409	CITI	4/22/2020	399	—
MXN	23,975,634	USD	1,222,218	NWM	5/5/2020	23,087	—
MXN	5,764,000	USD	292,467	BNP	6/17/2020	5,063	—
MYR	2,649,596	USD	632,619	BARC	3/18/2020	16,141	—
NOK	5,377,000	USD	588,657	MSI	1/13/2020	23,839	—
NOK	3,025,000	USD	344,076	BNP	2/14/2020	542	—
NZD	292,000	USD	190,872	BNP	1/13/2020	5,720	—
NZD	610,000	USD	397,078	SCB	1/13/2020	13,611	—
PEN	253,752	USD	75,578	CITI	1/10/2020	997	—
PLN	1,004,000	USD	262,152	MLI	2/10/2020	2,515	—
PLN	2,999,352	USD	765,152	SCB	2/10/2020	25,514	—
RON	2,048,000	EUR	420,868	CITI	3/16/2020	4,074	—
RON	86,764	EUR	17,847	MSI	3/16/2020	154	—
RUB	58,740,330	USD	925,000	HUS	1/24/2020	19,710	—
RUB	56,668,203	USD	872,080	MSI	3/16/2020	33,611	—
SEK	1,897,961	USD	199,568	SCB	1/13/2020	3,173	—
SEK	3,406,165	USD	350,784	MSI	2/14/2020	13,614	—
SGD	531,543	USD	389,497	HUS	3/18/2020	6,002	—
THB	19,235,209	USD	637,244	BNP	3/18/2020	6,062	—
TWD	14,654,504	USD	491,000	BNP	2/3/2020	—	(21)
USD	201,225	AUD	293,000	MSI	1/13/2020	—	(4,441)
USD	2,066,116	BRL	8,400,000	BNP	1/3/2020	—	(22,034)
USD	3,013,745	BRL	12,331,601	CITI	1/3/2020	—	(51,758)
USD	2,918,189	BRL	11,621,620	GSI	1/3/2020	29,179	—
USD	176,000	BRL	720,720	HUS	1/3/2020	—	(3,163)
USD	2,146,320	BRL	8,651,172	MSI	1/3/2020	—	(4,268)
USD	510,187	CAD	678,000	BOA	1/10/2020	—	(11,964)
USD	3,804	CAD	5,000	BOA	1/13/2020	—	(46)
USD	392,344	CAD	521,000	HUS	1/13/2020	—	(8,901)
USD	1,384,539	CHF	1,369,000	HUS	1/13/2020	—	(30,726)
USD	177,588	CLP	135,269,000	NWM	1/6/2020	—	(2,313)
USD	133,168	CLP	100,408,520	BARC	1/9/2020	—	(379)
USD	10,259	CLP	7,956,880	CITI	1/15/2020	—	(325)
USD	239,403	CLP	174,738,150	BOA	1/27/2020	6,946	—
USD	138,000	CLP	103,019,860	CITI	1/27/2020	951	—
USD	595,116	CLP	431,113,580	CSFB	1/27/2020	21,600	—
USD	48,000	CLP	36,010,560	GSI	1/27/2020	95	—
USD	262,582	CNY	1,891,769	DB	3/18/2020	—	(8,712)
The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	1,564,686	CNY	11,143,451	HUS	3/18/2020	—	$(33,366)
USD	151,000	COP	505,198,500	CITI	1/15/2020	—	(2,610)
USD	182,000	COP	608,517,000	GSI	1/15/2020	—	(3,025)
USD	799,368	COP	2,766,987,350	CITI	2/14/2020	—	(41,018)
USD	341,000	COP	1,157,865,500	GSI	2/14/2020	—	(10,666)
USD	87,423	CZK	2,000,000	BOA	1/10/2020	—	(801)
USD	87,401	CZK	2,000,000	HUS	1/10/2020	—	(823)
USD	6,700,676	DKK	45,179,306	BOA	1/2/2020	—	(81,120)
USD	671,520	DKK	4,510,000	BNP	1/2/2020	—	(5,469)
USD	393,142	DKK	2,645,000	CITI	1/2/2020	—	(3,895)
USD	2,131,119	DKK	14,295,000	HUS	1/2/2020	—	(14,682)
USD	1,317,366	DKK	8,865,000	JPM	1/2/2020	—	(13,345)
USD	10,632,514	DKK	71,159,293	GSI	4/1/2020	—	(115,136)
USD	196,556	EUR	176,000	HUS	1/13/2020	—	(986)
USD	394,730	EUR	355,121	SCB	1/13/2020	—	(3,857)
USD	149,415	EUR	135,000	BOA	2/14/2020	—	(2,411)
USD	760,178	EUR	679,000	CITI	2/14/2020	—	(3,449)
USD	1,555,051	EUR	1,395,000	HUS	2/14/2020	—	(13,812)
USD	628,424	GBP	478,000	BNP	1/10/2020	—	(4,864)
USD	1,236,041	GBP	948,000	HUS	1/10/2020	—	(19,936)
USD	122,000	HKD	958,615	BNP	9/3/2020	—	(867)
USD	1,237,000	HKD	9,721,583	SCB	9/3/2020	—	(9,024)
USD	373,000	IDR	5,318,234,000	HUS	3/18/2020	—	(9,104)
USD	1,781,147	INR	129,222,180	GSI	4/27/2020	—	(10,288)
USD	895,461	INR	64,341,500	BNP	5/4/2020	$4,232	—
USD	891,354	INR	64,231,000	JPM	5/4/2020	1,656	—
USD	968,559	JPY	104,999,994	BARC	1/10/2020	2,026	—
USD	968,544	JPY	105,000,006	SCB	1/10/2020	2,011	—
USD	979,135	JPY	107,101,000	BARC	1/14/2020	—	(6,973)
USD	197,023	JPY	21,420,000	BNP	1/14/2020	—	(197)
USD	824,226	JPY	90,000,000	BNP	1/15/2020	—	(4,472)
USD	137,149	JPY	15,000,000	CITI	1/16/2020	—	(975)
USD	142,050	JPY	15,400,000	CITI	2/14/2020	22	—
USD	3,912,879	JPY	426,500,000	HUS	2/14/2020	—	(20,563)
USD	193,674	JPY	21,100,000	NWM	2/14/2020	—	(923)
USD	120,035	JPY	13,100,000	UBS	2/14/2020	—	(782)
USD	1,388,889	JPY	150,000,000	GSI	3/2/2020	4,206	—
USD	240,151	KRW	278,585,000	HUS	1/6/2020	—	(871)
USD	391,000	KRW	464,195,200	HUS	2/24/2020	—	(11,005)
USD	409,000	KRW	485,523,900	HUS	2/26/2020	—	(11,485)
USD	57,000	KRW	65,705,207	BNP	3/18/2020	44	—
USD	314,855	MXN	6,100,000	BOA	1/2/2020	—	(7,768)
USD	77,722	MXN	1,500,000	CITI	1/9/2020	—	(1,548)
USD	82,915	MXN	1,600,000	GSI	1/9/2020	—	(1,639)
USD	1,240,911	MXN	23,975,634	NWM	1/22/2020	—	(23,633)
USD	298,576	MXN	5,764,000	BNP	1/28/2020	—	(5,156)
USD	350,456	MXN	6,881,000	HUS	1/28/2020	—	(12,136)
USD	205,437	MXN	4,000,000	GSI	2/6/2020	—	(5,054)
USD	393,195	NOK	3,596,000	BNP	1/13/2020	—	(16,427)
USD	783,392	NOK	7,056,000	CITI	1/13/2020	—	(20,359)
USD	236,792	NOK	2,175,000	HUS	2/14/2020	—	(10,992)
USD	295,383	NZD	446,000	MSI	1/10/2020	—	(4,879)
USD	192,194	NZD	291,000	HUS	1/13/2020	—	(3,725)
USD	75,573	PEN	253,752	CITI	1/10/2020	—	(1,001)
USD	854,775	PEN	2,861,104	CITI	2/12/2020	—	(7,638)
USD	75,402	PEN	253,752	CITI	3/4/2020	—	(1,029)
USD	943,089	PLN	3,623,000	BNP	2/10/2020	—	(11,977)
USD	321,615	PLN	1,233,000	JPM	2/10/2020	—	(3,419)
USD	2,569	SEK	24,000	BOA	1/13/2020	5	—
USD	3,483	SEK	33,000	MSI	1/13/2020	—	(42)
USD	484,594	TWD	14,637,637	DB	3/18/2020	—	(7,572)
						$1,543,074	$(1,000,772)
The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)

WRITTEN OPTIONS
Options on exchange-traded futures contracts
Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
10-Year U.S. Treasury Note Futures	USD	130.00	Jan 2020	11	11,000	$ 4,744	$ (773)
10-Year U.S. Treasury Note Futures	USD	130.50	Jan 2020	6	6,000	1,603	(234)
						$ 6,347	$(1,007)
Puts
10-Year U.S. Treasury Note Futures	USD	127.00	Jan 2020	11	11,000	1,905	(1,289)
10-Year U.S. Treasury Note Futures	USD	127.50	Jan 2020	6	6,000	1,813	(1,313)
						$ 3,718	$(2,602)
						$10,065	$(3,609)
Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
U.S. Dollar versus Chinese Yuan Renminbi	SCB	USD	7.08	Jan 2020	923,000	$ 2,682	$ (354)
U.S. Dollar versus Chinese Yuan Renminbi	HUS	USD	7.14	Mar 2020	2,920,000	18,010	(5,805)
						$20,692	$(6,159)
Puts
Pound Sterling versus U.S. Dollar	GSI	GBP	1.29	Jan 2020	740,000	5,901	(548)
Pound Sterling versus U.S. Dollar	GSI	GBP	1.28	Jan 2020	746,000	6,008	(838)
U.S. Dollar versus Chinese Yuan Renminbi	SCB	USD	6.95	Jan 2020	923,000	2,428	(2,436)
						$14,337	$(3,822)
						$35,029	$(9,981)
* For this type of option, notional amounts are equivalent to number of contracts.
Interest rate swaptions
Description	Counterparty (OTC)	Floating rate index	Pay/receive floating rate	Exercise rate	Expiration date		Notional amount*	Premium	Value
Calls
2-Year Interest Rate Swap	GSI	3 month USD LIBOR	Receive	1.540%	Feb 2020	USD	4,400,000	$ 10,175	$ (2,067)
2-Year Interest Rate Swap	BOA	3 month USD LIBOR	Receive	1.570%	Feb 2020	USD	5,500,000	12,306	(3,402)
								$ 22,481	$ (5,469)
Puts
1-Year Interest Rate Swap	MSCS	3 month USD LIBOR	Pay	1.600%	Jun 2020	USD	14,400,000	24,000	(26,663)
1-Year Interest Rate Swap	MSCS	3 month USD LIBOR	Pay	1.600%	Jun 2020	USD	7,200,000	11,500	(13,196)
2-Year Interest Rate Swap	GSI	3 month USD LIBOR	Pay	1.540%	Feb 2020	USD	4,400,000	10,175	(13,367)
2-Year Interest Rate Swap	BOA	3 month USD LIBOR	Pay	1.570%	Feb 2020	USD	5,500,000	12,306	(14,249)
2-Year Interest Rate Swap	MSCS	6 month JPY LIBOR	Pay	0.047%	Jun 2020	JPY	337,000,000	1,111	(4,828)
3-Year Interest Rate Swap	DB	3 month USD LIBOR	Pay	1.456%	Aug 2020	USD	6,700,000	42,278	(62,177)
3-Year Interest Rate Swap	MSCS	3 month USD LIBOR	Pay	1.448%	Aug 2021	USD	5,000,000	44,534	(69,052)
3-Year Interest Rate Swap	CSFB	3 month USD LIBOR	Pay	1.399%	Aug 2021	USD	5,800,000	51,515	(85,305)
3-Year Interest Rate Swap	GSI	3 month USD LIBOR	Pay	1.880%	Sep 2021	USD	5,000,000	25,602	(36,721)
								$223,021	$(325,558)
								$245,502	$(331,027)
* For this type of option, notional amounts are equivalent to number of contracts.
Credit default swaptions
Description	Counterparty (OTC)	Index	Buy/sell protection	Exercise rate	Expiration date		Notional amount*	Premium	Value
Calls
5-Year Credit Default Swap	DB	iTraxx Europe Series 32 Version 1	Buy	0.475%	Jan 2020	EUR	500,000	$ 274	$ (906)
5-Year Credit Default Swap	BARC	iTraxx Europe Series 32 Version 1	Buy	0.475%	Feb 2020	EUR	200,000	117	(428)
5-Year Credit Default Swap	BNP	iTraxx Europe Series 32 Version 1	Buy	0.450%	Feb 2020	EUR	300,000	166	(378)
5-Year Credit Default Swap	BNP	CDX.NA.IG.33	Buy	0.475%	Feb 2020	USD	400,000	200	(604)
5-Year Credit Default Swap	BNP	iTraxx Europe Series 32 Version 1	Buy	0.475%	Feb 2020	EUR	200,000	110	(428)
5-Year Credit Default Swap	BOA	CDX.NA.IG.33	Buy	0.475%	Feb 2020	USD	400,000	180	(606)
5-Year Credit Default Swap	CITI	iTraxx Europe Series 32 Version 1	Buy	0.475%	Feb 2020	EUR	400,000	298	(857)
5-Year Credit Default Swap	DB	iTraxx Europe Series 32 Version 1	Buy	0.425%	Feb 2020	EUR	300,000	116	(191)
5-Year Credit Default Swap	MLI	iTraxx Europe Series 32 Version 1	Buy	0.475%	Feb 2020	EUR	200,000	132	(428)
The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
Credit default swaptions (continued)
Description	Counterparty (OTC)	Index	Buy/sell protection	Exercise rate	Expiration date		Notional amount*	Premium	Value
5-Year Credit Default Swap	BARC	iTraxx Europe Series 32 Version 1	Buy	0.425%	Mar 2020	EUR	1,000,000	$ 528	$ (879)
5-Year Credit Default Swap	BNP	iTraxx Europe Series 32 Version 1	Buy	0.450%	Mar 2020	EUR	500,000	407	(759)
5-Year Credit Default Swap	BOA	iTraxx Europe Series 32 Version 1	Buy	0.425%	Mar 2020	EUR	700,000	431	(615)
5-Year Credit Default Swap	BOA	iTraxx Europe Series 32 Version 1	Buy	0.450%	Mar 2020	EUR	300,000	233	(455)
5-Year Credit Default Swap	DB	iTraxx Europe Series 32 Version 1	Buy	0.450%	Mar 2020	EUR	300,000	216	(455)
5-Year Credit Default Swap	GSI	iTraxx Europe Series 32 Version 1	Buy	0.450%	Mar 2020	EUR	400,000	345	(607)
5-Year Credit Default Swap	JPM	iTraxx Europe Series 32 Version 1	Buy	0.450%	Mar 2020	EUR	300,000	284	(455)
5-Year Credit Default Swap	JPM	iTraxx Europe Series 32 Version 1	Buy	0.425%	Mar 2020	EUR	200,000	121	(176)
								$ 4,158	$ (9,227)
Puts
5-Year Credit Default Swap	BNP	CDX.NA.IG.33	Sell	0.900%	Jan 2020	USD	400,000	525	—
5-Year Credit Default Swap	CITI	CDX.NA.IG.33	Sell	0.900%	Jan 2020	USD	400,000	525	—
5-Year Credit Default Swap	CITI	CDX.NA.IG.33	Sell	1.000%	Jan 2020	USD	600,000	510	—
5-Year Credit Default Swap	CSFB	CDX.NA.IG.33	Sell	0.900%	Jan 2020	USD	400,000	444	—
5-Year Credit Default Swap	DB	iTraxx Europe Series 32 Version 1	Sell	0.800%	Jan 2020	EUR	500,000	739	—
5-Year Credit Default Swap	BARC	iTraxx Europe Series 32 Version 1	Sell	0.800%	Feb 2020	EUR	200,000	402	(8)
5-Year Credit Default Swap	BNP	iTraxx Europe Series 32 Version 1	Sell	0.900%	Feb 2020	EUR	400,000	614	(6)
5-Year Credit Default Swap	BNP	CDX.NA.IG.33	Sell	0.800%	Feb 2020	USD	400,000	220	(8)
5-Year Credit Default Swap	BNP	iTraxx Europe Series 32 Version 1	Sell	0.800%	Feb 2020	EUR	500,000	762	(20)
5-Year Credit Default Swap	BOA	CDX.NA.IG.33	Sell	0.725%	Feb 2020	USD	400,000	280	(19)
5-Year Credit Default Swap	CITI	iTraxx Europe Series 32 Version 1	Sell	0.850%	Feb 2020	EUR	400,000	463	(9)
5-Year Credit Default Swap	DB	iTraxx Europe Series 32 Version 1	Sell	0.700%	Feb 2020	EUR	300,000	266	(30)
5-Year Credit Default Swap	MLI	iTraxx Europe Series 32 Version 1	Sell	0.900%	Feb 2020	EUR	200,000	242	(3)
5-Year Credit Default Swap	BARC	iTraxx Europe Series 32 Version 1	Sell	0.700%	Mar 2020	EUR	1,000,000	1,180	(288)
5-Year Credit Default Swap	BNP	iTraxx Europe Series 32 Version 1	Sell	0.800%	Mar 2020	EUR	600,000	768	(93)
5-Year Credit Default Swap	BOA	iTraxx Europe Series 32 Version 1	Sell	0.700%	Mar 2020	EUR	700,000	778	(201)
5-Year Credit Default Swap	BOA	iTraxx Europe Series 32 Version 1	Sell	0.800%	Mar 2020	EUR	300,000	366	(46)
5-Year Credit Default Swap	DB	iTraxx Europe Series 32 Version 1	Sell	0.800%	Mar 2020	EUR	200,000	299	(31)
5-Year Credit Default Swap	GSI	iTraxx Europe Series 32 Version 1	Sell	0.800%	Mar 2020	EUR	400,000	405	(62)
5-Year Credit Default Swap	JPM	iTraxx Europe Series 32 Version 1	Sell	0.800%	Mar 2020	EUR	300,000	345	(46)
5-Year Credit Default Swap	JPM	iTraxx Europe Series 32 Version 1	Sell	0.700%	Mar 2020	EUR	200,000	220	(58)
								$10,353	$ (928)
								$14,511	$(10,155)
* For this type of option, notional amounts are equivalent to number of contracts.
Inflation floors
Description	Counterparty (OTC)	Initial index	Exercise index	Expiration date		Notional amount*	Premium	Value
CPURNSA Index	CITI	217.965	Maximum of ((1+0.0%)[10] - (Final Index/Index Initial)) or $0	Sep 2020	USD	1,900,000	$24,510	—
							$24,510	—
* For this type of option, notional amounts are equivalent to number of contracts.
Interest rate floors
Description	Counterparty (OTC)	Strike rate	Floating rate index	Expiration date		Notional amount*	Premium	Value
1 Year Interest Rate Floor	MSCS	0.000%	1-Month USD LIBOR	Oct 2022	USD	3,500,000	$3,608	$(1,115)
1 Year Interest Rate Floor	MSCS	0.000%	1-Month USD LIBOR	Oct 2022	USD	1,750,000	1,728	(558)
							$5,336	$(1,673)
* For this type of option, notional amounts are equivalent to number of contracts.
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BNP	1,200,000	ILS	ILS TELBOR Reuters	Fixed 1.180%	Annual	Quarterly	Jan 2024	—	$15,892	$15,892
BNP	6,100,000	CNY	CNY CNREPOFIX Reuters	Fixed 3.005%	Quarterly	Quarterly	Jun 2024	—	3,636	3,636
BNP	400,000	ILS	ILS TELBOR Reuters	Fixed 1.786%	Annual	Quarterly	May 2029	—	11,273	11,273
BOA	11,800,000	CNY	CNY CNREPOFIX Reuters	Fixed 3.025%	Quarterly	Quarterly	Jun 2024	—	8,475	8,475
CITI	3,500,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.935%	Quarterly	Quarterly	Apr 2024	—	1,083	1,083
CITI	4,400,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.898%	Quarterly	Quarterly	Jul 2024	—	(69)	(69)
The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
CITI	800,000	ILS	ILS TELBOR Reuters	Fixed 1.755%	Annual	Quarterly	Apr 2029	—	$21,867	$21,867
GSCM	3,300,000	USD	1 month LIBOR + 0.086%	3 month LIBOR	Quarterly	Quarterly	Apr 2023	—	727	727
GSCM	2,500,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.930%	Quarterly	Quarterly	Apr 2024	—	697	697
GSCM	4,800,000	CNY	CNY CNREPOFIX Reuters	Fixed 3.010%	Quarterly	Quarterly	Jun 2024	—	3,007	3,007
GSCM	1,389,000,000	KRW	KRW CD KSDA Bloomberg	Fixed 1.785%	Quarterly	Quarterly	Mar 2029	—	44,380	44,380
GSCM	700,000	ILS	ILS TELBOR Reuters	Fixed 1.780%	Annual	Quarterly	Apr 2029	—	19,677	19,677
GSCM	700,000	ILS	ILS TELBOR Reuters	Fixed 1.779%	Annual	Quarterly	Apr 2029	—	19,600	19,600
HUS	800,000	ILS	ILS TELBOR Reuters	Fixed 1.785%	Annual	Quarterly	Apr 2029	—	22,580	22,580
JPM	700,000	ILS	ILS TELBOR Reuters	Fixed 1.775%	Annual	Quarterly	Apr 2029	$295	19,265	19,560
MSI	17,700,000	CNY	CNY CNREPOFIX Reuters	Fixed 3.200%	Quarterly	Quarterly	Jun 2024	—	31,643	31,643
NOM	1,250,000,000	KRW	KRW CD KSDA Bloomberg	Fixed 1.725%	Quarterly	Quarterly	Mar 2024	—	17,765	17,765
SCB	15,300,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.788%	Quarterly	Quarterly	Jul 2024	—	(11,055)	(11,055)
SCB	23,000,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.840%	Quarterly	Quarterly	Jul 2024	—	(9,635)	(9,635)
SCB	216,000,000	KRW	KRW CD KSDA Bloomberg	Fixed 1.795%	Quarterly	Quarterly	Mar 2029	—	7,070	7,070
								$295	$227,878	$228,173
Centrally cleared	1,820,000	NZD	NZD BBR FRA	Fixed 2.500%	Semi-Annual	Quarterly	Feb 2020	363	11,103	11,466
Centrally cleared	14,400,000	USD	1 month LIBOR + 0.117%	3 month LIBOR	Quarterly	Quarterly	Mar 2020	—	4,451	4,451
Centrally cleared	68,000,000	USD	Fixed 1.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2020	311,381	(271,990)	39,391
Centrally cleared	9,300,000	USD	Fixed 2.500%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2021	(127,080)	(19,105)	(146,185)
Centrally cleared	3,700,000	USD	Fixed 1.500%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2021	13,199	1,636	14,835
Centrally cleared	8,800,000	USD	1 month LIBOR + 0.091%	3 month LIBOR	Monthly	Quarterly	Mar 2022	(358)	1,119	761
Centrally cleared	11,200,000	GBP	GBP LIBOR BBA	Fixed 0.750%	Semi-Annual	Semi-Annual	Mar 2022	(13,068)	1,934	(11,134)
Centrally cleared	29,600,000	USD	1 month LIBOR + 0.084%	3 month LIBOR	Quarterly	Quarterly	Apr 2022	—	4,591	4,591
Centrally cleared	7,000,000	USD	1 month LIBOR + 0.084%	3 month LIBOR	Quarterly	Quarterly	Jun 2022	—	4,721	4,721
Centrally cleared	2,100,000	EUR	Fixed -0.300%	EUR EURIBOR Reuters	Annual	Semi-Annual	Jun 2022	94	2,010	2,104
Centrally cleared	8,500,000	USD	1 month LIBOR + 0.085%	3 month LIBOR	Quarterly	Quarterly	Jun 2022	(314)	(35,287)	(35,601)
Centrally cleared	8,600,000	MXN	MXN TIIE Banxico	Fixed 5.825%	Monthly	Monthly	Jan 2023	(24,375)	14,557	(9,818)
Centrally cleared	16,300,000	USD	1 month LIBOR + 0.073%	3 month LIBOR	Quarterly	Quarterly	Apr 2023	—	3,630	3,630
Centrally cleared	8,200,000	ZAR	ZAR JIBAR SAFEX	Fixed 7.250%	Quarterly	Quarterly	Jun 2023	2,553	6,967	9,520
Centrally cleared	2,650,000	USD	Fixed 1.305%	USD LIBOR BBA	Semi-Annual	Quarterly	Aug 2023	—	28,016	28,016
Centrally cleared	11,200,000	USD	Fixed 1.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2023	163,890	(220,839)	(56,949)
Centrally cleared	2,100,000	USD	Fixed 1.298%	USD LIBOR BBA	Semi-Annual	Quarterly	Aug 2024	—	25,369	25,369
Centrally cleared	2,450,000	USD	Fixed 1.249%	USD LIBOR BBA	Semi-Annual	Quarterly	Aug 2024	—	32,752	32,752
Centrally cleared	1,000,000	USD	Fixed 1.360%	USD LIBOR BBA	Semi-Annual	Quarterly	Sep 2024	—	10,686	10,686
Centrally cleared	3,600,000	USD	1 month LIBOR + 0.105%	3 month LIBOR	Quarterly	Quarterly	Sep 2024	—	(962)	(962)
Centrally cleared	3,400,000	USD	1 month LIBOR + 0.102%	3 month LIBOR	Quarterly	Quarterly	Oct 2024	—	(715)	(715)
Centrally cleared	9,800,000	EUR	EUR EURIBOR Reuters	Fixed -0.500%	Annual	Semi-Annual	Mar 2025	(92,862)	(133,956)	(226,818)
Centrally cleared	1,200,000	USD	Fixed 2.696%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Apr 2025	—	(79,003)	(79,003)
Centrally cleared	1,200,000	USD	Fixed 2.684%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Apr 2025	(29)	(78,133)	(78,162)
Centrally cleared	4,100,000	GBP	GBP LIBOR BBA	Fixed 1.000%	Semi-Annual	Semi-Annual	Jun 2025	33,214	(4,998)	28,216
Centrally cleared	2,900,000	CZK	CZK PRIBOR PRBO	Fixed 1.913%	Annual	Semi-Annual	Jan 2029	—	2,622	2,622
Centrally cleared	1,400,000	USD	1 month LIBOR + 0.088%	3 month LIBOR	Quarterly	Quarterly	May 2029	—	347	347
Centrally cleared	3,700,000	CAD	CAD BA CDOR	Fixed 2.500%	Semi-Annual	Semi-Annual	Dec 2056	86,613	(1,277)	85,336
Centrally cleared	1,300,000	EUR	EUR EURIBOR Reuters	Fixed 1.310%	Annual	Semi-Annual	Jun 2029	39,481	23,198	62,679
Centrally cleared	1,100,000	CAD	CAD BA CDOR	Fixed 1.713%	Semi-Annual	Semi-Annual	Oct 2029	211	(34,700)	(34,489)
Centrally cleared	12,000,000	JPY	JPY LIBOR BBA	Fixed 0.035%	Semi-Annual	Semi-Annual	Nov 2029	(515)	(500)	(1,015)
The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	600,000	USD	Fixed 2.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2029	$(7,516)	$2,461	$(5,055)
Centrally cleared	3,000,000	CAD	CAD BA CDOR	Fixed 1.900%	Semi-Annual	Semi-Annual	Dec 2029	48,839	(104,677)	(55,838)
Centrally cleared	500,000	USD	Fixed 1.500%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2029	7,165	11,726	18,891
Centrally cleared	4,100,000	USD	Fixed 1.625%	USD LIBOR BBA	Semi-Annual	Quarterly	Jan 2030	(73,166)	181,357	108,191
Centrally cleared	2,000,000	USD	Fixed 2.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Jan 2030	(9,443)	(9,611)	(19,054)
Centrally cleared	14,700,000	EUR	EUR EURIBOR Reuters	Fixed -0.150%	Annual	Semi-Annual	Mar 2030	(449,863)	(181,156)	(631,019)
Centrally cleared	2,350,000	GBP	Fixed 0.750%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2030	16,794	63,141	79,935
Centrally cleared	2,700,000	USD	Fixed 1.250%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2030	162,474	—	162,474
Centrally cleared	1,200,000	EUR	EUR EURIBOR Reuters	Fixed 0.150%	Annual	Semi-Annual	Jun 2030	964	(15,720)	(14,756)
Centrally cleared	500,000	GBP	GBP LIBOR BBA	Fixed 1.080%	Quarterly	Quarterly	Dec 2039	—	(2,573)	(2,573)
Centrally cleared	500,000	GBP	Fixed 0.905%	GBP SONIA Compounded OIS	Quarterly	Quarterly	Dec 2039	—	2,955	2,955
Centrally cleared	1,200,000	USD	USD LIBOR BBA	Fixed 1.854%	Semi-Annual	Quarterly	May 2045	—	(61,777)	(61,777)
Centrally cleared	2,000,000	CAD	CAD BA CDOR	Fixed 2.750%	Semi-Annual	Semi-Annual	Dec 2048	(12,280)	175,852	163,572
Centrally cleared	700,000	CAD	CAD BA CDOR	Fixed 2.565%	Semi-Annual	Semi-Annual	Mar 2049	(7)	36,464	36,457
Centrally cleared	55,000,000	JPY	Fixed 0.330%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Nov 2049	10,497	6,954	17,451
Centrally cleared	1,300,000	USD	USD LIBOR BBA	Fixed 1.750%	Semi-Annual	Quarterly	Dec 2049	(21,620)	(81,671)	(103,291)
Centrally cleared	100,000	GBP	GBP LIBOR BBA	Fixed 0.750%	Semi-Annual	Semi-Annual	Mar 2050	(2,189)	(10,167)	(12,356)
Centrally cleared	125,000	EUR	Fixed 0.250%	EUR EURIBOR Reuters	Annual	Semi-Annual	Mar 2050	2,995	12,132	15,127
Centrally cleared	3,200,000	EUR	Fixed 0.250%	EUR EURIBOR Reuters	Annual	Semi-Annual	Mar 2050	278,410	108,839	387,249
Centrally cleared	500,000	GBP	GBP LIBOR BBA	Fixed 1.000%	Semi-Annual	Semi-Annual	Jun 2050	(8,819)	(9,463)	(18,282)
								$335,633	$(576,690)	$(241,057)
								$335,928	$(348,812)	$(12,884)
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BNP	Commerzbank AG	1,200,000	EUR	$1,307,340	1.000%	Quarterly	Jun 2022	$29,507	$(39,071)	$(9,564)
BNP	Government of Japan	2,300,000	USD	2,300,000	1.000%	Quarterly	Jun 2022	(40,422)	(11,884)	(52,306)
BNP	Republic of Korea	1,900,000	USD	1,900,000	1.000%	Quarterly	Jun 2023	(32,505)	(23,322)	(55,827)
BOA	Government of Japan	300,000	USD	300,000	1.000%	Quarterly	Jun 2022	(5,182)	(1,641)	(6,823)
CITI	Government of Japan	600,000	USD	600,000	1.000%	Quarterly	Jun 2022	(10,408)	(3,237)	(13,645)
GSI	People’s Republic of China	1,700,000	USD	1,700,000	1.000%	Quarterly	Jun 2023	(22,844)	(24,971)	(47,815)
HUS	Republic of Korea	900,000	USD	900,000	1.000%	Quarterly	Jun 2023	(15,625)	(10,820)	(26,445)
				$9,007,340				$(97,479)	$(114,946)	$(212,425)
Centrally cleared	BASF SE	400,000	EUR	425,960	1.000%	Quarterly	Dec 2020	(2,149)	(2,167)	(4,316)
Centrally cleared	Fortum OYJ	200,000	EUR	212,510	1.000%	Quarterly	Dec 2020	(662)	(1,390)	(2,052)
Centrally cleared	Reynolds American, Inc.	1,600,000	USD	1,600,000	1.000%	Quarterly	Dec 2020	(11,285)	(3,887)	(15,172)
Centrally cleared	United Utilities PLC	200,000	EUR	216,950	1.000%	Quarterly	Dec 2020	(738)	(1,377)	(2,115)
Centrally cleared	iTraxx Europe Series 31 Version 2	400,000	EUR	444,760	1.000%	Quarterly	Jun 2024	(12,027)	(566)	(12,593)
Centrally cleared	iTraxx Europe Series 32 Version 1	300,000	EUR	333,570	1.000%	Quarterly	Dec 2024	(8,735)	(674)	(9,409)
Centrally cleared	CDX.NA.IG.32	900,000	USD	900,000	1.000%	Quarterly	Jun 2029	74	(10,364)	(10,290)
Centrally cleared	iTraxx Europe Series 31 Version 2	5,000,000	EUR	5,516,464	1.000%	Quarterly	Jun 2029	(37,676)	(59,327)	(97,003)
Centrally cleared	CDX.NA.IG.33	4,000,000	USD	4,000,000	1.000%	Quarterly	Dec 2029	17,515	(52,965)	(35,450)
				$13,650,214				$(55,683)	$(132,717)	$(188,400)
				$22,657,554				$(153,162)	$(247,663)	$(400,825)
The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
GSI	Republic of South Africa	1.482%	500,000	USD	$500,000	1.000%	Quarterly	Jun 2024	$(18,868)	$8,844	$(10,024)
JPM	A.P. Moller - Maersk A/S	0.721%	1,300,000	EUR	1,534,064	1.000%	Quarterly	Jun 2022	(3,748)	14,341	10,593
					$2,034,064				$(22,616)	$23,185	$569
Centrally cleared	Daimler AG	0.124%	200,000	EUR	245,260	1.000%	Quarterly	Dec 2020	1,299	716	2,015
Centrally cleared	Exelon Generation Company LLC	0.427%	1,500,000	USD	1,500,000	1.000%	Quarterly	Jun 2022	(19,484)	40,869	21,385
Centrally cleared	CDX.NA.IG.32	0.393%	1,800,000	USD	1,800,000	1.000%	Quarterly	Jun 2020	38,387	9,116	47,503
Centrally cleared	CDX.EM.32	1.741%	100,000	USD	100,000	1.000%	Quarterly	Dec 2024	(4,677)	1,330	(3,347)
Centrally cleared	CDX.NA.IG.33	0.453%	1,900,000	USD	1,900,000	1.000%	Quarterly	Dec 2024	37,417	12,482	49,899
Centrally cleared	iTraxx Europe Crossover Series 32 Version 1	2.080%	400,000	EUR	440,000	5.000%	Quarterly	Dec 2024	56,509	5,196	61,705
Centrally cleared	Tesco PLC	0.944%	1,000,000	EUR	1,223,300	1.000%	Quarterly	Jun 2025	(25,828)	29,629	3,801
Centrally cleared	Royal Dutch Shell PLC	0.343%	700,000	EUR	738,745	1.000%	Quarterly	Dec 2026	(13,802)	50,291	36,489
					$7,947,305				$69,821	$149,629	$219,450
					$9,981,369				$47,205	$172,814	$220,019
Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	Quarterly	USD	900,000	Mar 2020	BARC	—	$(71,557)	$(71,557)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	Quarterly	USD	500,000	Mar 2020	GSI	—	(7,520)	(7,520)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	Quarterly	USD	500,000	Mar 2020	GSI	—	(6,797)	(6,797)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	Quarterly	USD	600,000	Mar 2020	GSI	—	(7,962)	(7,962)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	Quarterly	USD	500,000	Mar 2020	GSI	—	(7,117)	(7,117)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	Quarterly	USD	700,000	Mar 2020	MSCS	—	(6,490)	(6,490)
								—	$(107,443)	$(107,443)
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Currency swaps
Counterparty (OTC)	Receive	Pay	Payment frequency	Maturity date		Notional amount of currency received		Notional amount of currency delivered	Unamortized upfront payment paid	Unrealized appreciation (depreciation)	Value
CITI	Floating rate equal to 3 Month BBSW plus 0.420% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Jul 2029	AUD	1,500,000	USD	1,035,000	$225	$19,781	$20,006
CITI	Floating rate equal to 3 Month EURIBOR less 0.172% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Semi-Annual	Jan 2030	EUR	1,200,000	USD	1,344,000	(6,000)	6,777	777
GSCM	Floating rate equal to 3 Month BBSW plus 0.423% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Quarterly	Aug 2029	AUD	1,500,000	USD	1,035,000	(5,525)	25,659	20,134
The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
Currency swaps (continued)
Counterparty (OTC)	Receive	Pay	Payment frequency	Maturity date		Notional amount of currency received		Notional amount of currency delivered	Unamortized upfront payment paid	Unrealized appreciation (depreciation)	Value
GSCM	Floating rate equal to 3 Month EURIBOR less 0.181% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Semi-Annual	Feb 2030	EUR	500,000	USD	550,000	$400	$9,454	$9,854
MSI	Floating rate equal to 3 Month EURIBOR less 0.162% based on the notional amount of the currency received	Floating rate equal to 3 Month USD LIBOR based on the notional amount of the currency delivered	Semi-Annual	Mar 2030	EUR	600,000	USD	670,800	(3,780)	6,187	2,407
									$(14,680)	$67,858	$53,178
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand
The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Global Bond Trust (continued)
Derivatives Abbreviations
BARC	Barclays Bank PLC
BBA	The British Banker's Association
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
BNP	BNP Paribas
BOA	Bank of America, N.A.
CDOR	Canadian Dollar Offered Rate
CITI	Citibank, N.A.
CNREPOFIX	China Fixing Repo Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CSFB	Credit Suisse First Boston International
DB	Deutsche Bank AG
EURIBOR	Euro Interbank Offered Rate
GSCM	Goldman Sachs Capital Markets, L.P.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JIBAR	Johannesburg Interbank Agreed Rate
JPM	JPMorgan Chase Bank, N.A.
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MLI	Merrill Lynch International
MSCS	Morgan Stanley Capital Services LLC
MSI	Morgan Stanley & Co. International PLC
NOM	Nomura Global Financial Products, Inc.
NWM	NatWest Markets PLC
OIS	Overnight Index Swap
OTC	Over-the-counter
PRIBOR	Prague Interbank Offered Rate
SCB	Standard Chartered Bank
SONIA	Sterling Overnight Interbank Average Rate
TELBOR	Tel Aviv Interbank Offered Rate
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)
UBS	UBS AG

See Notes to financial statements regarding investment transactions and other derivatives information.
High Yield Trust
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 0.8%
Argentina – 0.5%
Provincia de Buenos Aires 7.875%, 06/15/2027		$680,000	$289,000
Republic of Argentina
5.625%, 01/26/2022		230,000	119,025
6.875%, 04/22/2021		200,000	108,000
6.875%, 01/26/2027		330,000	164,175
7.500%, 04/22/2026		200,000	104,000
7.625%, 04/22/2046		200,000	100,500
			884,700
Brazil – 0.3%
Federative Republic of Brazil
10.000%, 01/01/2021	BRL	100,000	26,131
10.000%, 01/01/2023		2,139,000	590,914
10.000%, 01/01/2027		85,000	24,844
			641,889
Indonesia – 0.0%
Republic of Indonesia 8.375%, 03/15/2034	IDR	74,000,000	5,706
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,603,173)			$1,532,295
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS – 81.1%
Communication services – 18.0%
Altice France SA 7.375%, 05/01/2026 (A)	$3,100,000	$3,328,264
Altice Luxembourg SA 10.500%, 05/15/2027 (A)	840,000	957,642
AMC Entertainment Holdings, Inc. 6.125%, 05/15/2027 (B)	410,000	374,125
American Media LLC 10.500%, 12/31/2026 (A)	780,000	840,450
CCO Holdings LLC 5.125%, 05/01/2023 to 05/01/2027 (A)	2,190,000	2,271,612
CenturyLink, Inc.
5.625%, 04/01/2025	250,000	265,638
6.750%, 12/01/2023	100,000	111,625
Charter Communications Operating LLC
4.908%, 07/23/2025	520,000	572,394
6.484%, 10/23/2045	450,000	561,186
Cogent Communications Group, Inc. 5.375%, 03/01/2022 (A)(B)	880,000	919,600
CSC Holdings LLC
5.375%, 07/15/2023 (A)	940,000	963,500
6.500%, 02/01/2029 (A)	800,000	892,000
10.875%, 10/15/2025 (A)	243,000	271,553
DISH DBS Corp.
5.875%, 11/15/2024	2,030,000	2,074,406

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
DISH DBS Corp. (continued)
7.750%, 07/01/2026 (B)	$2,200,000	$2,330,658
iHeartCommunications, Inc. 4.750%, 01/15/2028 (A)	240,000	246,000
Intelsat Jackson Holdings SA
5.500%, 08/01/2023	280,000	240,531
8.000%, 02/15/2024 (A)	560,000	574,700
Level 3 Financing, Inc.
5.250%, 03/15/2026	210,000	218,400
5.625%, 02/01/2023	400,000	401,200
Lions Gate Capital Holdings LLC 5.875%, 11/01/2024 (A)(B)	1,010,000	1,025,150
Match Group, Inc.
5.000%, 12/15/2027 (A)(B)	520,000	542,100
6.375%, 06/01/2024	340,000	356,575
Netflix, Inc.
4.375%, 11/15/2026 (B)	400,000	410,000
4.875%, 04/15/2028 (B)	150,000	155,805
5.375%, 11/15/2029 (A)	540,000	575,089
5.875%, 02/15/2025	250,000	278,750
6.375%, 05/15/2029	700,000	797,125
Sirius XM Radio, Inc. 4.625%, 07/15/2024 (A)	230,000	241,500
Sprint Capital Corp. 8.750%, 03/15/2032	885,000	1,074,169
Sprint Communications, Inc. 11.500%, 11/15/2021	470,000	536,975
Sprint Corp.
7.250%, 09/15/2021	1,500,000	1,586,250
7.625%, 02/15/2025	510,000	559,649
7.875%, 09/15/2023 (B)	2,450,000	2,703,159
TEGNA, Inc. 5.000%, 09/15/2029 (A)	410,000	417,175
Telecom Italia SpA 5.303%, 05/30/2024 (A)	1,000,000	1,075,000
Time Warner Cable LLC 7.300%, 07/01/2038	440,000	572,791
T-Mobile USA, Inc.
4.750%, 02/01/2028	780,000	817,292
6.000%, 04/15/2024	60,000	61,950
6.500%, 01/15/2026	470,000	503,939
Twitter, Inc. 3.875%, 12/15/2027 (A)	500,000	499,740
Univision Communications, Inc. 5.125%, 02/15/2025 (A)	540,000	533,925
UPC Holding BV 5.500%, 01/15/2028 (A)	730,000	740,038
UPCB Finance IV, Ltd. 5.375%, 01/15/2025 (A)	200,000	205,600
Virgin Media Finance PLC 5.750%, 01/15/2025 (A)	970,000	997,888
Virgin Media Secured Finance PLC 5.500%, 08/15/2026 (A)	1,480,000	1,554,000
		37,237,118
Consumer discretionary – 12.0%
American Axle & Manufacturing, Inc.
6.250%, 03/15/2026	159,000	162,776
6.500%, 04/01/2027	621,000	644,288
Boyne USA, Inc. 7.250%, 05/01/2025 (A)	500,000	543,750
Brinker International, Inc. 5.000%, 10/01/2024 (A)	310,000	327,825
Carriage Services, Inc. 6.625%, 06/01/2026 (A)	640,000	681,600
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Century Communities, Inc. 5.875%, 07/15/2025	$1,040,000	$1,082,900
Delphi Technologies PLC 5.000%, 10/01/2025 (A)	370,000	342,250
ESH Hospitality, Inc.
4.625%, 10/01/2027 (A)	10,000	10,125
5.250%, 05/01/2025 (A)	770,000	795,988
Fontainebleau Las Vegas Holdings LLC 11.000%, 06/15/2015 (A)(C)	3,600,425	360
frontdoor, Inc. 6.750%, 08/15/2026 (A)	610,000	664,900
Golden Nugget, Inc. 8.750%, 10/01/2025 (A)	740,000	791,338
Hanesbrands, Inc.
4.625%, 05/15/2024 (A)	510,000	537,836
4.875%, 05/15/2026 (A)	450,000	476,438
Hilton Worldwide Finance LLC 4.625%, 04/01/2025	300,000	308,250
Installed Building Products, Inc. 5.750%, 02/01/2028 (A)	410,000	438,188
L Brands, Inc. 5.250%, 02/01/2028	1,340,000	1,269,650
Lennar Corp.
4.500%, 04/30/2024	90,000	95,063
4.750%, 11/29/2027	400,000	431,000
5.875%, 11/15/2024	810,000	901,125
Levi Strauss & Company 5.000%, 05/01/2025	710,000	731,300
Melco Resorts Finance, Ltd. 5.375%, 12/04/2029 (A)	540,000	553,371
MGM Resorts International 6.000%, 03/15/2023	610,000	669,475
Michaels Stores, Inc. 8.000%, 07/15/2027 (A)(B)	310,000	296,050
Mohegan Gaming & Entertainment 7.875%, 10/15/2024 (A)(B)	900,000	918,000
Murphy Oil USA, Inc. 5.625%, 05/01/2027	180,000	193,050
NCL Corp., Ltd. 3.625%, 12/15/2024 (A)	260,000	263,575
New Red Finance, Inc.
3.875%, 01/15/2028 (A)	490,000	491,225
4.250%, 05/15/2024 (A)	740,000	758,500
Party City Holdings, Inc. 6.625%, 08/01/2026 (A)(B)	640,000	451,200
Sands China, Ltd. 5.400%, 08/08/2028	200,000	225,436
Scientific Games International, Inc.
5.000%, 10/15/2025 (A)	500,000	523,750
7.000%, 05/15/2028 (A)	630,000	674,100
Service Corp. International
5.125%, 06/01/2029	400,000	425,000
5.375%, 05/15/2024	230,000	236,900
7.500%, 04/01/2027	480,000	585,600
Silversea Cruise Finance, Ltd. 7.250%, 02/01/2025 (A)	512,000	541,440
Speedway Motorsports LLC 4.875%, 11/01/2027 (A)	670,000	679,213
Sugarhouse HSP Gaming Prop Mezz LP 5.875%, 05/15/2025 (A)	270,000	269,325
The ServiceMaster Company LLC 5.125%, 11/15/2024 (A)	550,000	570,625
The William Carter Company 5.625%, 03/15/2027 (A)	330,000	354,750

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
TopBuild Corp. 5.625%, 05/01/2026 (A)	$850,000	$888,250
Viking Cruises, Ltd. 5.875%, 09/15/2027 (A)	810,000	865,688
VOC Escrow, Ltd. 5.000%, 02/15/2028 (A)	775,000	811,813
Weight Watchers International, Inc. 8.625%, 12/01/2025 (A)	610,000	646,978
William Lyon Homes, Inc.
5.875%, 01/31/2025	50,000	51,438
6.000%, 09/01/2023	390,000	406,575
7.000%, 08/15/2022 (B)	26,000	26,065
Wynn Macau, Ltd. 5.125%, 12/15/2029 (A)	260,000	265,333
		24,879,675
Consumer staples – 2.2%
Altria Group, Inc. 5.950%, 02/14/2049	350,000	423,168
Cott Holdings, Inc. 5.500%, 04/01/2025 (A)	520,000	543,400
Kraft Heinz Foods Company 7.125%, 08/01/2039 (A)	440,000	562,576
Lamb Weston Holdings, Inc. 4.875%, 11/01/2026 (A)	1,010,000	1,070,600
Pilgrim's Pride Corp. 5.875%, 09/30/2027 (A)	190,000	205,438
Sally Holdings LLC 5.625%, 12/01/2025 (B)	510,000	534,036
Simmons Foods, Inc. 5.750%, 11/01/2024 (A)	530,000	532,650
Spectrum Brands, Inc.
5.000%, 10/01/2029 (A)	230,000	237,475
5.750%, 07/15/2025	210,000	219,192
6.125%, 12/15/2024	230,000	237,475
		4,566,010
Energy – 9.2%
Blue Racer Midstream LLC
6.125%, 11/15/2022 (A)	1,130,000	1,107,400
6.625%, 07/15/2026 (A)	670,000	606,350
Carrizo Oil & Gas, Inc. 8.250%, 07/15/2025	260,000	265,850
Chesapeake Energy Corp. 5.375%, 06/15/2021 (B)	280,000	254,800
Covey Park Energy LLC 7.500%, 05/15/2025 (A)	680,000	584,800
DCP Midstream Operating LP 6.750%, 09/15/2037 (A)	590,000	619,500
Endeavor Energy Resources LP 5.500%, 01/30/2026 (A)	140,000	144,550
Extraction Oil & Gas, Inc.
5.625%, 02/01/2026 (A)	1,120,000	672,000
7.375%, 05/15/2024 (A)	670,000	418,750
Genesis Energy LP 5.625%, 06/15/2024	810,000	781,650
MEG Energy Corp.
6.375%, 01/30/2023 (A)	678,000	679,695
7.000%, 03/31/2024 (A)	400,000	402,500
Montage Resources Corp. 8.875%, 07/15/2023	730,000	673,425
NGPL PipeCo LLC
4.375%, 08/15/2022 (A)	380,000	394,518
4.875%, 08/15/2027 (A)	260,000	276,018
7.768%, 12/15/2037 (A)	500,000	644,362
High Yield Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Northern Oil and Gas, Inc. (8.500% Cash and 1.000% PIK) 9.500%, 05/15/2023 (B)		$286,747	$296,783
Oasis Petroleum, Inc.
6.875%, 03/15/2022		400,000	385,000
6.875%, 01/15/2023 (B)		347,000	339,193
Petrobras Global Finance BV
5.750%, 02/01/2029		100,000	112,800
6.850%, 06/05/2115		410,000	468,532
Precision Drilling Corp. 7.125%, 01/15/2026 (A)		660,000	627,000
Range Resources Corp. 5.000%, 03/15/2023 (B)		470,000	432,315
Rockies Express Pipeline LLC
6.875%, 04/15/2040 (A)		480,000	500,400
7.500%, 07/15/2038 (A)		630,000	669,831
Shelf Drilling Holdings, Ltd. 8.250%, 02/15/2025 (A)		860,000	819,150
Targa Resources Partners LP
4.250%, 11/15/2023		400,000	404,000
5.375%, 02/01/2027		230,000	238,625
5.875%, 04/15/2026		330,000	350,625
6.500%, 07/15/2027 (A)		160,000	175,200
6.875%, 01/15/2029 (A)		220,000	244,200
Teine Energy, Ltd. 6.875%, 09/30/2022 (A)		430,000	430,000
The Williams Companies, Inc.
7.500%, 01/15/2031		780,000	1,016,461
8.750%, 03/15/2032		120,000	172,343
Transocean Guardian, Ltd. 5.875%, 01/15/2024 (A)		356,000	364,010
Transocean Pontus, Ltd. 6.125%, 08/01/2025 (A)		542,900	556,473
Transocean, Inc.
6.800%, 03/15/2038		360,000	255,600
7.250%, 11/01/2025 (A)		170,000	166,600
Vesta Energy Corp. 8.125%, 07/24/2023 (A)	CAD	490,000	306,905
Viper Energy Partners LP 5.375%, 11/01/2027 (A)		$210,000	218,400
WPX Energy, Inc. 8.250%, 08/01/2023		870,000	1,000,500
			19,077,114
Financials – 7.6%
Allied Universal Holdco LLC 6.625%, 07/15/2026 (A)		900,000	967,230
Ally Financial, Inc. 8.000%, 11/01/2031		80,000	111,048
ASP AMC Merger Sub, Inc. 8.000%, 05/15/2025 (A)		770,000	512,050
Banco Mercantil del Norte SA (6.875% to 7-6-22, then 5 Year CMT + 5.035%) 07/06/2022 (A)(D)		200,000	209,002
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) 03/15/2028 (D)		250,000	277,200
Barclays Bank PLC 7.625%, 11/21/2022		200,000	224,750
Barclays PLC (5.088% to 6-20-29, then 3 month LIBOR + 3.054%) 06/20/2030		1,020,000	1,135,766
Barclays PLC (8.000% to 12-15-20, then 5 Year Euro Swap Rate + 6.750%) 12/15/2020 (D)	EUR	500,000	598,006

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Barclays PLC (8.000% to 6-15-24, then 5 Year CMT + 5.672%) 06/15/2024 (D)	$380,000	$425,125
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) 08/19/2025 (A)(D)	390,000	449,963
CIT Group, Inc.
5.250%, 03/07/2025	140,000	154,000
6.125%, 03/09/2028	190,000	224,200
Citigroup, Inc. (5.950% to 5-15-25, then 3 month LIBOR + 3.905%) 05/15/2025 (D)	280,000	305,550
Citigroup, Inc. (6.300% to 5-15-24, then 3 month LIBOR + 3.423%) 05/15/2024 (D)	560,000	606,799
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) 12/23/2025 (A)(D)	290,000	351,502
Credit Suisse Group AG (6.375% to 8-21-26, then 5 Year CMT + 4.822%) 08/21/2026 (A)(D)	430,000	463,540
Credit Suisse Group AG (7.250% to 9-12-25, then 5 Year U.S. Swap Rate + 4.332%) 09/12/2025 (A)(D)	200,000	223,250
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) 07/17/2023 (A)(D)	210,000	229,814
DAE Funding LLC 5.750%, 11/15/2023 (A)(B)	1,170,000	1,227,038
Danske Bank A/S 5.375%, 01/12/2024 (A)	290,000	318,240
Donnelley Financial Solutions, Inc. 8.250%, 10/15/2024	590,000	603,275
Fidelity & Guaranty Life Holdings, Inc. 5.500%, 05/01/2025 (A)	440,000	468,600
FirstCash, Inc. 5.375%, 06/01/2024 (A)	530,000	548,550
HSBC Holdings PLC (6.375% to 3-30-25, then 5 Year U.S. ISDAFIX + 4.368%) 03/30/2025 (D)	200,000	217,500
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year U.S. ISDAFIX + 3.606%) 03/23/2028 (D)	530,000	583,000
Intesa Sanpaolo SpA 5.017%, 06/26/2024 (A)	200,000	209,983
Navient Corp.
5.875%, 03/25/2021	90,000	92,970
6.625%, 07/26/2021	210,000	222,075
8.000%, 03/25/2020	229,000	231,363
Quicken Loans, Inc.
5.250%, 01/15/2028 (A)	1,300,000	1,345,500
5.750%, 05/01/2025 (A)	310,000	320,463
Radian Group, Inc. 4.875%, 03/15/2027	310,000	326,275
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) 08/15/2021 (D)	270,000	291,951
UBS Group AG (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%) 01/31/2024 (A)(D)	550,000	600,875
UniCredit SpA (7.296% to 4-2-29, then 5 Year U.S. ISDAFIX + 4.914%) 04/02/2034 (A)	490,000	563,026
		15,639,479
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care – 7.2%
Air Medical Group Holdings, Inc. 6.375%, 05/15/2023 (A)	$270,000	$241,650
AMN Healthcare, Inc. 4.625%, 10/01/2027 (A)	160,000	160,400
Bausch Health Americas, Inc. 9.250%, 04/01/2026 (A)	1,440,000	1,653,984
Bausch Health Companies, Inc.
5.000%, 01/30/2028 (A)	560,000	574,778
5.250%, 01/30/2030 (A)	500,000	518,500
5.500%, 11/01/2025 (A)	490,000	512,050
9.000%, 12/15/2025 (A)	970,000	1,103,084
Centene Corp.
4.250%, 12/15/2027 (A)	300,000	308,625
4.625%, 12/15/2029 (A)	690,000	727,157
5.375%, 06/01/2026 (A)	730,000	774,713
6.125%, 02/15/2024	160,000	166,000
Community Health Systems, Inc. 8.000%, 03/15/2026 (A)	760,000	782,800
DaVita, Inc. 5.000%, 05/01/2025	110,000	113,163
HCA, Inc. 5.625%, 09/01/2028	2,140,000	2,438,744
HLF Financing Sarl LLC 7.250%, 08/15/2026 (A)	470,000	498,200
Immucor, Inc. 11.125%, 02/15/2022 (A)	320,000	319,200
Polaris Intermediate Corp. (8.500% Cash or 9.250% PIK) 8.500%, 12/01/2022 (A)(B)	510,000	474,938
RegionalCare Hospital Partners Holdings, Inc.
8.250%, 05/01/2023 (A)	620,000	655,650
9.750%, 12/01/2026 (A)	400,000	452,000
Tenet Healthcare Corp. 6.750%, 06/15/2023	1,020,000	1,120,684
Teva Pharmaceutical Finance Company BV 2.950%, 12/18/2022	610,000	582,550
Teva Pharmaceutical Finance Netherlands III BV 7.125%, 01/31/2025 (A)	730,000	749,856
		14,928,726
Industrials – 10.0%
Ahern Rentals, Inc. 7.375%, 05/15/2023 (A)	130,000	103,025
Allison Transmission, Inc. 5.000%, 10/01/2024 (A)	210,000	214,988
BBA US Holdings, Inc. 5.375%, 05/01/2026 (A)	610,000	642,092
BWX Technologies, Inc. 5.375%, 07/15/2026 (A)	410,000	434,600
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (A)	430,000	428,925
Covanta Holding Corp. 5.875%, 07/01/2025	560,000	590,800
Flexi-Van Leasing, Inc. 10.000%, 02/15/2023 (A)	540,000	511,650
GFL Environmental, Inc.
5.125%, 12/15/2026 (A)	140,000	147,193
5.375%, 03/01/2023 (A)	960,000	988,800
7.000%, 06/01/2026 (A)	480,000	507,072
8.500%, 05/01/2027 (A)	450,000	495,000
Global Aircraft Leasing Company, Ltd. (6.500% Cash or 7.250% PIK) 6.500%, 09/15/2024 (A)(B)	2,050,000	2,139,073

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Harsco Corp. 5.750%, 07/31/2027 (A)	$360,000	$383,857
Navios Maritime Acquisition Corp. 8.125%, 11/15/2021 (A)	940,000	742,600
Park Aerospace Holdings, Ltd.
4.500%, 03/15/2023 (A)	830,000	869,010
5.250%, 08/15/2022 (A)	230,000	245,042
Park-Ohio Industries, Inc. 6.625%, 04/15/2027	659,000	670,898
Prime Security Services Borrower LLC
5.250%, 04/15/2024 (A)	200,000	211,600
5.750%, 04/15/2026 (A)	920,000	999,930
9.250%, 05/15/2023 (A)	291,000	305,186
Sensata Technologies, Inc. 4.375%, 02/15/2030 (A)	340,000	346,603
Standard Industries, Inc.
4.750%, 01/15/2028 (A)	420,000	430,500
6.000%, 10/15/2025 (A)	330,000	346,913
The ADT Security Corp. 4.125%, 06/15/2023 (B)	700,000	721,875
United Airlines 2013-1 Class B Pass Through Trust 5.375%, 02/15/2023	313,702	323,656
United Airlines 2014-1 Class B Pass Through Trust 4.750%, 10/11/2023	82,567	85,042
United Rentals North America, Inc.
3.875%, 11/15/2027	150,000	153,143
4.875%, 01/15/2028	880,000	916,282
5.250%, 01/15/2030	1,970,000	2,120,311
5.500%, 05/15/2027	650,000	696,326
Waste Pro USA, Inc. 5.500%, 02/15/2026 (A)	440,000	458,700
XPO CNW, Inc. 6.700%, 05/01/2034	500,000	507,500
XPO Logistics, Inc.
6.125%, 09/01/2023 (A)	937,000	967,265
6.750%, 08/15/2024 (A)	800,000	869,080
		20,574,537
Information technology – 2.3%
Alliance Data Systems Corp. 4.750%, 12/15/2024 (A)	510,000	508,725
Amkor Technology, Inc. 6.625%, 09/15/2027 (A)	560,000	616,700
CDK Global, Inc.
4.875%, 06/01/2027	250,000	264,063
5.250%, 05/15/2029 (A)	30,000	32,175
5.875%, 06/15/2026	630,000	673,016
CommScope Technologies LLC
5.000%, 03/15/2027 (A)	180,000	169,200
6.000%, 06/15/2025 (A)	260,000	260,294
CommScope, Inc. 8.250%, 03/01/2027 (A)	330,000	347,325
Dell International LLC 7.125%, 06/15/2024 (A)(B)	360,000	379,800
Fair Isaac Corp. 4.000%, 06/15/2028 (A)	370,000	372,775
j2 Cloud Services LLC 6.000%, 07/15/2025 (A)	560,000	593,600
Western Digital Corp. 4.750%, 02/15/2026	470,000	489,975
		4,707,648
Materials – 9.8%
Alcoa Nederland Holding BV 6.125%, 05/15/2028 (A)(B)	1,060,000	1,147,450
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
ArcelorMittal SA 6.750%, 03/01/2041	$470,000	$558,574
ARD Finance SA (6.500% Cash or 7.250% PIK) 6.500%, 06/30/2027 (A)	660,000	682,407
Ardagh Packaging Finance PLC 6.000%, 02/15/2025 (A)	1,070,000	1,122,163
BHP Billiton Finance USA, Ltd. (6.750% to 10-20-25, then 5 Year U.S. Swap Rate + 5.093%) 10/19/2075 (A)	250,000	293,543
Cascades, Inc. 5.375%, 01/15/2028 (A)	530,000	544,575
First Quantum Minerals, Ltd.
6.875%, 03/01/2026 (A)	620,000	627,750
7.500%, 04/01/2025 (A)	1,140,000	1,165,650
Flex Acquisition Company, Inc. 7.875%, 07/15/2026 (A)(B)	620,000	624,650
Freeport-McMoRan, Inc.
3.550%, 03/01/2022	248,000	251,100
3.875%, 03/15/2023	160,000	162,917
4.550%, 11/14/2024	730,000	771,668
5.450%, 03/15/2043	2,030,000	2,101,050
FXI Holdings, Inc. 7.875%, 11/01/2024 (A)	580,000	556,800
Greif, Inc. 6.500%, 03/01/2027 (A)(B)	1,010,000	1,090,800
Hudbay Minerals, Inc. 7.625%, 01/15/2025 (A)	1,410,000	1,488,255
Mercer International, Inc.
5.500%, 01/15/2026	380,000	386,650
7.375%, 01/15/2025	690,000	742,751
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/2018 (A)(C)	913,644	1,142
Northwest Acquisitions ULC 7.125%, 11/01/2022 (A)	950,000	712,500
Olin Corp. 5.000%, 02/01/2030 (B)	420,000	426,300
Pactiv LLC
7.950%, 12/15/2025	380,000	434,150
8.375%, 04/15/2027	1,130,000	1,259,950
Summit Materials LLC
5.125%, 06/01/2025 (A)	300,000	308,250
6.500%, 03/15/2027 (A)	360,000	387,000
Teck Resources, Ltd. 5.200%, 03/01/2042	670,000	686,918
Trivium Packaging Finance BV 5.500%, 08/15/2026 (A)	200,000	210,750
U.S. Concrete, Inc. 6.375%, 06/01/2024	300,000	313,125
Valvoline, Inc.
4.375%, 08/15/2025 (B)	510,000	526,259
5.500%, 07/15/2024	650,000	674,375
		20,259,472
Real estate – 2.4%
CoreCivic, Inc.
4.625%, 05/01/2023	130,000	128,700
5.000%, 10/15/2022	390,000	391,950
CTR Partnership LP 5.250%, 06/01/2025	410,000	426,400
Five Point Operating Company LP 7.875%, 11/15/2025 (A)	800,000	805,848
Forestar Group, Inc. 8.000%, 04/15/2024 (A)	640,000	696,000
MPT Operating Partnership LP
4.625%, 08/01/2029	310,000	319,300

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
MPT Operating Partnership LP (continued)
5.000%, 10/15/2027	$340,000	$360,400
5.250%, 08/01/2026	250,000	264,110
The GEO Group, Inc.
5.875%, 10/15/2024	750,000	680,625
6.000%, 04/15/2026	945,000	838,688
		4,912,021
Utilities – 0.4%
NRG Energy, Inc. 7.250%, 05/15/2026	40,000	43,700
Talen Energy Supply LLC
6.625%, 01/15/2028 (A)	410,000	418,200
10.500%, 01/15/2026 (A)	340,000	323,425
		785,325
TOTAL CORPORATE BONDS (Cost $164,960,671)		$167,567,125
CONVERTIBLE BONDS – 0.7%
Communication services – 0.3%
DISH Network Corp.
2.375%, 03/15/2024	420,000	383,502
3.375%, 08/15/2026	110,000	105,809
Twitter, Inc. 0.250%, 06/15/2024	70,000	67,638
Vonage Holdings Corp. 1.750%, 06/01/2024 (A)	170,000	151,792
		708,741
Energy – 0.1%
Cheniere Energy, Inc. 4.250%, 03/15/2045	140,000	110,257
Health care – 0.1%
Evolent Health, Inc. 1.500%, 10/15/2025	170,000	118,580
Information technology – 0.2%
Vishay Intertechnology, Inc. 2.250%, 06/15/2025 (B)	500,000	500,896
TOTAL CONVERTIBLE BONDS (Cost $1,435,529)		$1,438,474
TERM LOANS (E) – 6.6%
Communication services – 0.7%
AMC Entertainment Holdings, Inc., 2019 Term Loan B (1 month LIBOR + 3.000%) 4.800%, 04/22/2026	468,819	472,082
iHeartCommunications, Inc., Exit Term Loan (1 month LIBOR + 4.000%) 5.691%, 05/01/2026	353,754	356,259
Terrier Media Buyer, Inc., Term Loan B 12/17/2026 TBD (F)	520,000	524,878
		1,353,219
Consumer discretionary – 1.7%
CEOC LLC, Exit Term Loan (1 month LIBOR + 2.000%) 3.799%, 10/07/2024	677,090	680,597
Diamond Sports Group LLC, Term Loan (1 month LIBOR + 3.250%) 5.030%, 08/24/2026	79,800	79,634
Panther BF Aggregator 2 LP, USD Term Loan B (1 month LIBOR + 3.500%) 5.305%, 04/30/2026	478,800	479,700
High Yield Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (E) (continued)
Consumer discretionary (continued)
PetSmart, Inc., Consenting Term Loan (1 month LIBOR + 4.000%) 5.740%, 03/11/2022	$1,544,693	$1,526,188
Spencer Spirit IH LLC, Term Loan B (1 month LIBOR + 6.000%) 7.785%, 06/19/2026	648,375	641,489
		3,407,608
Energy – 0.6%
Chesapeake Energy Corp., 2019 Last Out Term Loan 06/27/2024 TBD (F)	540,000	555,298
Eastern Power LLC, Term Loan B (1 month LIBOR + 3.750%) 5.549%, 10/02/2023	540,435	540,856
Permian Production Partners LLC, Term Loan (Prime rate + 2.000%) 6.750%, 05/20/2024	440,625	198,281
		1,294,435
Financials – 0.5%
Allied Universal Holdco LLC, 2019 Delayed Draw Term Loan (1 month LIBOR + 4.250%) 6.055%, 07/10/2026	71,204	71,560
Allied Universal Holdco LLC, 2019 Term Loan B (1 month LIBOR + 4.250%) 6.049%, 07/10/2026	719,161	722,757
Jane Street Group LLC, 2018 Term Loan B (1 month LIBOR + 3.000%) 4.799%, 08/25/2022	328,338	327,517
		1,121,834
Health care – 1.9%
Immucor, Inc., Extended Term Loan B (3 month LIBOR + 5.000%) 6.945%, 06/15/2021	285,051	283,715
McAfee LLC, 2018 USD Term Loan B (1 month LIBOR + 3.750%) 5.555%, 09/30/2024	666,625	669,125
Option Care Health, Inc., Term Loan B (1 month LIBOR + 4.500%) 6.299%, 08/06/2026	610,000	606,950
Radnet Management, Inc., Reprice Term Loan (3 month LIBOR + 3.500%) 5.510%, 06/30/2023	765,714	769,221
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B (Prime rate + 3.500% and 1 month LIBOR + 4.500%) 6.299%, 11/17/2025	307,675	309,906
US Renal Care, Inc., 2019 Term Loan B (1 month LIBOR + 5.000%) 6.813%, 06/26/2026	1,107,225	1,096,153
VVC Holding Corp., 2019 Term Loan B (3 month LIBOR + 4.500%) 6.401%, 02/11/2026	267,975	268,980
		4,004,050
Industrials – 0.7%
Cornerstone Building Brands, Inc., 2018 Term Loan (1 month LIBOR + 3.750%) 5.486%, 04/12/2025	551,600	549,703
Garda World Security Corp., 2019 1st Lien Term Loan B (3 month LIBOR + 4.750%) 6.660%, 10/30/2026	500,000	502,815

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (E) (continued)
Industrials (continued)
Temple Generation I LLC, 2nd Lien Term Loan (1 month LIBOR + 8.000%) 9.799%, 02/07/2023	$285,612	$285,397
		1,337,915
Information technology – 0.3%
Global Tel*Link Corp., 2018 1st Lien Term Loan (1 month LIBOR + 4.250%) 6.049%, 11/29/2025	666,633	603,636
Real estate – 0.2%
CoreCivic, Inc., 2019 Term Loan 12/12/2024 TBD (F)	440,000	421,300
TOTAL TERM LOANS (Cost $13,684,715)		$13,543,997
ASSET BACKED SECURITIES – 4.5%
Avery Point VI CLO, Ltd. Series 2015-6A, Class E1 (3 month LIBOR + 5.500%) 7.391%, 08/05/2027 (A)(G)	500,000	468,141
BlueMountain CLO, Ltd.
Series 2015-2A, Class ER (3 month LIBOR + 5.200%) 7.203%, 07/18/2027 (A)(G)	250,000	223,133
Series 2016-2A, Class DR (3 month LIBOR + 7.790%) 9.689%, 08/20/2032 (A)(G)	300,000	298,781
Carlyle US CLO, Ltd. Series 2017-2A, Class C (3 month LIBOR + 3.700%) 5.666%, 07/20/2031 (A)(G)	750,000	737,475
Catskill Park CLO, Ltd. Series 2017-1A, Class D (3 month LIBOR + 6.000%) 7.966%, 04/20/2029 (A)(G)	300,000	292,528
Cent CLO 24, Ltd. Series 2015-24A, Class CR (3 month LIBOR + 3.150%) 5.151%, 10/15/2026 (A)(G)	360,000	354,281
Cook Park CLO, Ltd. Series 2018-1A, Class E (3 month LIBOR + 5.400%) 7.402%, 04/17/2030 (A)(G)	250,000	235,106
Cumberland Park CLO, Ltd. Series 2015-2A, Class ER (3 month LIBOR + 5.650%) 7.616%, 07/20/2028 (A)(G)	750,000	720,281
CVP CLO, Ltd. Series 2017-2A, Class D (3 month LIBOR + 2.650%) 4.616%, 01/20/2031 (A)(G)	500,000	460,203
Greenwood Park CLO, Ltd.
Series 2018-1A, Class D (3 month LIBOR + 2.500%) 4.501%, 04/15/2031 (A)(G)	290,000	272,147
Series 2018-1A, Class E (3 month LIBOR + 4.950%) 6.951%, 04/15/2031 (A)(G)	250,000	233,484
Greywolf CLO, Ltd. Series 2019-1A, Class C (3 month LIBOR + 3.950%) 5.952%, 04/17/2030 (A)(G)	250,000	250,325
Jamestown CLO VIII, Ltd. Series 2015-8A, Class D2 (3 month LIBOR + 6.750%) 8.751%, 01/15/2028 (A)(G)	750,000	727,895
High Yield Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Neuberger Berman CLO, Ltd. Series 2014-17A, Class ER (3 month LIBOR + 6.550%) 8.503%, 04/22/2029 (A)(G)	$420,000	$414,972
Oaktree CLO, Ltd. Series 2015-1A, Class DR (3 month LIBOR + 5.200%) 7.166%, 10/20/2027 (A)(G)	250,000	241,062
Octagon Investment Partners XWIII, Ltd. Series 2015-1A, Class ER (3 month LIBOR + 5.750%) 7.751%, 07/15/2027 (A)(G)	250,000	241,814
OZLM XIX, Ltd. Series 2017-19A, Class C (3 month LIBOR + 3.100%) 5.086%, 11/22/2030 (A)(G)	810,000	785,082
Saranac CLO III, Ltd. Series 2014-3A, Class DR (3 month LIBOR + 3.250%) 5.178%, 06/22/2030 (A)(G)	570,000	525,613
Sound Point CLO, Ltd. Series 2013-2RA, Class E (3 month LIBOR + 6.000%) 8.001%, 04/15/2029 (A)(G)	350,000	305,099
THL Credit Wind River CLO, Ltd. Series 2016-1A, Class ER (3 month LIBOR + 5.550%) 7.536%, 07/15/2028 (A)(G)	750,000	705,701
Treman Park CLO, Ltd. Series 2015-1A, Class ERR (3 month LIBOR + 5.500%) 7.466%, 10/20/2028 (A)(G)	250,000	240,588
Venture XVII CLO, Ltd.
Series 2014-17A, Class DRR (3 month LIBOR + 2.820%) 4.821%, 04/15/2027 (A)(G)	350,000	330,950
Series 2014-17A, Class ERR (3 month LIBOR + 5.740%) 7.741%, 04/15/2027 (A)(G)	350,000	308,565
TOTAL ASSET BACKED SECURITIES (Cost $9,631,210)		$9,373,226
COMMON STOCKS – 0.9%
Communication services – 0.0%
New Cotai, Inc., Class B (H)(I)(J)	3	0
Vertis Holdings, Inc. (I)(J)	69,391	0
		0
Energy – 0.9%
Berry Petroleum Corp.	146,822	1,384,531
Hercules Offshore, Inc. (I)(J)	45,689	26,628
KCAD Holdings I, Ltd. (H)(I)(J)	165,553,563	115,887
Montage Resources Corp. (B)(J)	28,903	229,490
MWO Holdings LLC (H)(I)(J)	445	25,841
		1,782,377
TOTAL COMMON STOCKS (Cost $9,825,743)		$1,782,377
PREFERRED SECURITIES – 0.7%
Financials – 0.7%
B. Riley Financial, Inc., 6.875%	8,875	227,466
GMAC Capital Trust I (3 month LIBOR + 5.785%), 7.695% (G)	51,072	1,330,426
TOTAL PREFERRED SECURITIES (Cost $1,427,013)		$1,557,892

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
ESCROW SHARES – 0.0%
Bossier Casino Venture Holdco, Inc. (I)(J)	43,365	$11,275
TOTAL ESCROW SHARES (Cost $0)		$11,275
ESCROW CERTIFICATES – 0.0%
Adelphia Communications Corp.
7.750%, 01/15/2049 (I)(J)	$3,000,000	0
9.875%, 03/01/2049 (I)(J)	2,050,000	0
10.250%, 11/01/2049 (I)(J)	1,025,000	0
Magellan Health, Inc. 9.750%, 05/15/2020 (I)(J)	1,930,000	500
TOTAL ESCROW CERTIFICATES (Cost $429,420)		$500
SHORT-TERM INVESTMENTS – 10.3%
Short-term funds – 10.3%
John Hancock Collateral Trust, 1.7338% (K)(L)	1,593,267	15,941,751
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 1.5418% (K)	5,298,812	5,298,812
TOTAL SHORT-TERM INVESTMENTS (Cost $21,241,774)		$21,240,563
Total Investments (High Yield Trust) (Cost $225,239,248) – 105.6%		$218,047,724
Other assets and liabilities, net – (5.6%)		(11,540,736)
TOTAL NET ASSETS – 100.0%		$206,506,988
Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
High Yield Trust (continued)
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $110,204,746 or 53.4% of the fund's net assets as of 12-31-19.
(B)	All or a portion of this security is on loan as of 12-31-19.
(C)	Non-income producing - Issuer is in default.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(G)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(H)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(I)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(J)	Non-income producing security.
(K)	The rate shown is the annualized seven-day yield as of 12-31-19.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	86	Long	Mar 2020	$10,237,866	$10,200,406	$(37,460)
U.S. Treasury Long Bond Futures	11	Short	Mar 2020	(1,753,392)	(1,714,969)	38,423
						$963
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	1,872,009	USD	1,407,643	JPM	1/17/2020	$34,100	—
MXN	1,174,325	USD	59,048	JPM	1/17/2020	2,936	—
USD	140,504	EUR	127,131	BNP	1/17/2020	—	$(2,224)
						$37,036	$(2,224)
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar
The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

High Yield Trust (continued)
Derivatives Abbreviations
BNP	BNP Paribas
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter

See Notes to financial statements regarding investment transactions and other derivatives information.
Investment Quality Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 65.9%
U.S. Government – 22.7%
U.S. Treasury Bonds
2.250%, 08/15/2046	$975,000	$946,328
2.500%, 02/15/2045 to 02/15/2046	1,852,000	1,887,702
2.875%, 05/15/2043	1,170,000	1,273,078
3.000%, 11/15/2044 to 02/15/2048	1,878,000	2,108,225
3.000%, 11/15/2045 (A)	3,372,000	3,767,730
3.125%, 08/15/2044 to 05/15/2048	7,895,000	9,002,882
3.625%, 08/15/2043	680,000	832,907
3.750%, 11/15/2043	3,789,000	4,732,624
4.375%, 11/15/2039 (A)	2,205,000	2,947,568
5.375%, 02/15/2031	3,000	4,023
U.S. Treasury Inflation Protected Securities
0.250%, 07/15/2029	1,332,937	1,345,725
0.375%, 07/15/2027 (A)	3,324,162	3,390,438
0.625%, 01/15/2026	2,003,495	2,064,732
0.875%, 01/15/2029	1,350,321	1,433,750
1.000%, 02/15/2049	444,840	494,147
U.S. Treasury Notes
1.875%, 02/28/2022	460,000	462,658
2.000%, 06/30/2024 to 02/15/2025 (A)	8,527,000	8,641,108
2.250%, 08/15/2027	950,000	975,892
2.375%, 05/15/2029	1,125,000	1,168,398
2.625%, 02/15/2029	4,305,000	4,559,128
2.750%, 02/15/2024	66,000	68,787
2.875%, 08/15/2028	2,090,000	2,251,058
3.125%, 05/15/2021 (A)	3,740,000	3,815,807
		58,174,695
U.S. Government Agency – 43.2%
Federal Home Loan Mortgage Corp.
3.000%, 12/01/2046 to 06/01/2049	4,223,331	4,290,602
3.500%, 03/01/2048 to 06/01/2048	4,302,323	4,452,096
5.000%, 12/01/2034	150,257	164,830
6.500%, 04/01/2029 to 08/01/2034	10,074	11,685
7.500%, 12/01/2025 to 05/01/2028	3,746	4,152
Federal National Mortgage Association
2.500%, TBA (B)	4,300,000	4,337,840
2.500%, 07/01/2030 to 04/01/2045	1,528,076	1,525,273
2.660%, 03/01/2027	815,000	830,881
2.720%, 03/01/2027	742,619	756,960
3.000%, TBA (B)	29,500,000	29,994,267
3.500%, 06/01/2046 to 05/01/2048	10,791,112	11,210,551
4.000%, TBA (B)	5,800,000	6,033,310
4.500%, TBA (B)	3,300,000	3,474,797
5.000%, TBA (B)	1,800,000	1,924,313
Government National Mortgage Association
3.000%, TBA (B)	26,900,000	27,631,952
3.500%, TBA (B)	5,400,000	5,565,305
4.000%, 11/15/2040 to 07/20/2049	3,606,397	3,748,531
4.500%, TBA (B)	4,600,000	4,809,875
6.000%, 08/15/2032 to 04/15/2035	62,643	70,923
6.500%, 06/15/2028 to 02/15/2035	26,479	29,425
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
7.000%, 11/15/2031 to 11/15/2033		$147,843	$165,278
			111,032,846
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $166,200,410)			$169,207,541
FOREIGN GOVERNMENT OBLIGATIONS – 1.5%
Argentina – 0.0%
Republic of Argentina 5.250%, 01/15/2028	EUR	135,000	65,059
Canada – 0.0%
Province of Quebec 2.000%, 07/07/2020	CAD	85,000	65,450
Dominican Republic – 0.2%
Government of Dominican Republic 6.400%, 06/05/2049 (C)		$425,000	465,906
Egypt – 0.2%
Arab Republic of Egypt 16.100%, 05/07/2029	EGP	6,145,000	430,375
Ghana – 0.1%
Republic of Ghana 7.625%, 05/16/2029		$265,000	269,451
Hungary – 0.0%
Republic of Hungary 6.375%, 03/29/2021		86,000	90,650
Panama – 0.1%
Republic of Panama 3.160%, 01/23/2030		200,000	206,000
Romania – 0.5%
Government of Romania
3.875%, 10/29/2035	EUR	255,000	331,402
4.625%, 04/03/2049 (C)		151,000	208,981
4.625%, 04/03/2049		435,000	600,019
6.125%, 01/22/2044		$94,000	121,644
			1,262,046
Senegal – 0.1%
Republic of Senegal 6.250%, 05/23/2033		255,000	267,051
Tunisia – 0.2%
Banque Centrale de Tunisie
6.375%, 07/15/2026	EUR	130,000	144,450
6.750%, 10/31/2023 (C)		190,000	220,059
			364,509
United Arab Emirates – 0.1%
Abu Dhabi Government 3.125%, 09/30/2049 (C)		$330,000	321,750
Uruguay – 0.0%
Republic of Uruguay 4.975%, 04/20/2055		25,000	29,458
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,778,468)			$3,837,705

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS – 28.3%
Communication services – 3.7%
AT&T, Inc.
2.800%, 02/17/2021	$250,000	$252,210
2.950%, 07/15/2026	280,000	285,149
3.800%, 02/15/2027	5,000	5,324
3.875%, 01/15/2026	70,000	74,911
4.125%, 02/17/2026	255,000	276,146
4.300%, 02/15/2030	320,000	355,510
4.350%, 03/01/2029 to 06/15/2045	350,000	386,269
AT&T, Inc. (3 month LIBOR + 0.650%) 2.651%, 01/15/2020 (D)	75,000	75,019
AT&T, Inc. (3 month LIBOR + 0.750%) 2.657%, 06/01/2021 (D)	45,000	45,267
Charter Communications Operating LLC
4.800%, 03/01/2050	85,000	89,321
4.908%, 07/23/2025	30,000	33,023
5.125%, 07/01/2049	75,000	81,387
5.750%, 04/01/2048	125,000	145,584
6.484%, 10/23/2045	25,000	31,177
Comcast Cable Communications LLC 8.500%, 05/01/2027	96,000	131,965
Comcast Corp.
3.200%, 07/15/2036	55,000	56,116
3.250%, 11/01/2039	255,000	258,350
3.950%, 10/15/2025	115,000	125,416
4.049%, 11/01/2052	45,000	50,441
4.150%, 10/15/2028	70,000	78,742
4.250%, 10/15/2030	40,000	45,668
4.600%, 10/15/2038	115,000	136,785
4.650%, 07/15/2042	35,000	41,998
4.950%, 10/15/2058	95,000	123,351
Cox Communications, Inc.
3.150%, 08/15/2024 (C)	601,000	617,500
4.800%, 02/01/2035 (C)	30,000	33,166
Discovery Communications LLC
3.800%, 03/13/2024	80,000	84,389
3.950%, 06/15/2025	12,000	12,801
5.000%, 09/20/2037	125,000	140,958
6.350%, 06/01/2040	175,000	222,172
DISH DBS Corp. 6.750%, 06/01/2021	66,000	69,386
SoftBank Group Corp. (6.000% to 7-19-23, then 5 Year U.S. ISDAFIX + 4.226%) 07/19/2023 (E)	600,000	574,500
Sprint Corp. 7.125%, 06/15/2024	85,000	91,694
Sprint Spectrum Company LLC 5.152%, 03/20/2028 (C)	295,000	321,550
Telecom Italia Capital SA
6.000%, 09/30/2034	15,000	16,088
7.721%, 06/04/2038	25,000	30,750
Telefonica Celular del Paraguay SA 5.875%, 04/15/2027 (C)	200,000	213,750
Telefonica Emisiones SA
5.520%, 03/01/2049	230,000	287,692
7.045%, 06/20/2036	170,000	237,481
Tencent Holdings, Ltd.
3.595%, 01/19/2028 (C)	200,000	208,527
3.975%, 04/11/2029 (C)	400,000	431,397
Time Warner Cable LLC
4.500%, 09/15/2042	415,000	423,167
5.875%, 11/15/2040	195,000	223,293
Verizon Communications, Inc.
3.875%, 02/08/2029	135,000	148,871
4.016%, 12/03/2029	180,000	201,059
4.272%, 01/15/2036	160,000	180,658
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Verizon Communications, Inc. (continued)
4.400%, 11/01/2034		$225,000	$260,326
4.500%, 08/10/2033		55,000	64,177
4.812%, 03/15/2039		120,000	144,502
5.012%, 08/21/2054		165,000	212,109
5.250%, 03/16/2037		70,000	87,717
Verizon Communications, Inc. (3 month LIBOR + 0.550%) 2.449%, 05/22/2020 (D)		55,000	55,096
ViacomCBS, Inc.
3.700%, 06/01/2028		110,000	115,407
4.200%, 06/01/2029 (F)		125,000	136,343
4.250%, 09/01/2023		185,000	196,908
Videotron, Ltd. 5.375%, 06/15/2024 (C)		40,000	44,000
Vodafone Group PLC 4.250%, 09/17/2050		90,000	93,636
WMG Acquisition Corp.
4.875%, 11/01/2024 (C)		65,000	67,275
5.000%, 08/01/2023 (C)		10,000	10,225
			9,443,699
Consumer discretionary – 1.1%
Alibaba Group Holding, Ltd.
3.400%, 12/06/2027		235,000	244,555
4.200%, 12/06/2047		200,000	221,505
Amazon.com, Inc. 3.875%, 08/22/2037		260,000	294,801
Ford Motor Company 5.291%, 12/08/2046		75,000	71,121
Ford Motor Credit Company LLC
3.815%, 11/02/2027		200,000	193,718
4.542%, 08/01/2026		200,000	204,446
General Motors Company
5.200%, 04/01/2045		125,000	125,918
5.950%, 04/01/2049		40,000	44,224
6.250%, 10/02/2043		140,000	156,912
6.750%, 04/01/2046		180,000	211,281
General Motors Financial Company, Inc. (3 month LIBOR + 1.560%) 3.561%, 01/15/2020 (D)		100,000	100,048
General Motors Financial of Canada, Ltd. 3.080%, 05/22/2020	CAD	50,000	38,633
Las Vegas Sands Corp. 3.500%, 08/18/2026		$120,000	123,323
Lennar Corp. 4.750%, 11/29/2027		25,000	26,938
Lowe's Companies, Inc.
3.375%, 09/15/2025		370,000	390,506
3.700%, 04/15/2046		15,000	15,254
McDonald's Corp. 3.350%, 04/01/2023		180,000	187,372
PulteGroup, Inc. 5.500%, 03/01/2026		20,000	22,350
Service Corp. International 5.125%, 06/01/2029		40,000	42,500
The William Carter Company 5.625%, 03/15/2027 (C)		15,000	16,125
Toll Brothers Finance Corp. 4.875%, 11/15/2025		50,000	54,500
VOC Escrow, Ltd. 5.000%, 02/15/2028 (C)		10,000	10,475
			2,796,505

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples – 1.6%
Altria Group, Inc.
2.625%, 09/16/2026		$80,000	$79,054
3.875%, 09/16/2046		70,000	64,913
4.400%, 02/14/2026		100,000	108,558
4.800%, 02/14/2029		80,000	89,057
5.375%, 01/31/2044		185,000	208,482
5.800%, 02/14/2039		30,000	35,221
5.950%, 02/14/2049		90,000	108,815
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 07/15/2042		299,000	308,307
4.600%, 04/15/2048		145,000	164,972
4.750%, 04/15/2058		155,000	180,642
5.450%, 01/23/2039		668,000	838,664
BAT Capital Corp.
2.789%, 09/06/2024		250,000	251,826
4.390%, 08/15/2037		355,000	358,738
Conagra Brands, Inc.
4.300%, 05/01/2024		95,000	102,237
4.600%, 11/01/2025		30,000	33,110
Conagra Brands, Inc. (3 month LIBOR + 0.750%) 2.703%, 10/22/2020 (D)		30,000	30,003
Constellation Brands, Inc. 2.650%, 11/07/2022		155,000	157,097
Molson Coors Brewing Company 3.000%, 07/15/2026		270,000	273,084
NBM US Holdings, Inc. 7.000%, 05/14/2026 (C)		630,000	682,296
			4,075,076
Energy – 2.2%
Apache Corp. 4.250%, 01/15/2030 (F)		85,000	87,978
Canadian Natural Resources, Ltd.
2.050%, 06/01/2020	CAD	50,000	38,492
2.890%, 08/14/2020		55,000	42,535
Continental Resources, Inc.
4.375%, 01/15/2028		$115,000	122,145
4.500%, 04/15/2023		15,000	15,663
5.000%, 09/15/2022		25,000	25,167
DCP Midstream Operating LP
4.950%, 04/01/2022		20,000	20,750
5.600%, 04/01/2044		30,000	29,025
Enbridge, Inc. 4.530%, 03/09/2020	CAD	60,000	46,399
Encana Corp. 3.900%, 11/15/2021 (F)		$130,000	133,071
Energy Transfer Operating LP
4.500%, 04/15/2024		100,000	106,380
4.950%, 06/15/2028		150,000	164,174
5.250%, 04/15/2029		225,000	252,507
6.125%, 12/15/2045		120,000	138,818
6.250%, 04/15/2049		45,000	54,157
EQM Midstream Partners LP
4.125%, 12/01/2026		133,000	125,319
5.500%, 07/15/2028		115,000	112,902
Hess Corp.
6.000%, 01/15/2040		15,000	17,684
7.125%, 03/15/2033		293,000	369,996
7.300%, 08/15/2031		100,000	127,261
Medco Oak Tree Pte, Ltd. 7.375%, 05/14/2026 (C)		205,000	208,844
MPLX LP
4.250%, 12/01/2027 (C)		160,000	168,270
4.700%, 04/15/2048		130,000	132,083
5.200%, 03/01/2047		40,000	43,131
5.200%, 12/01/2047 (C)		40,000	42,481
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
MPLX LP (continued)
5.500%, 02/15/2049		$15,000	$16,993
6.250%, 10/15/2022 (C)		15,000	15,287
MPLX LP (3 month LIBOR + 0.900%) 2.785%, 09/09/2021 (D)		10,000	10,031
Noble Energy, Inc. 5.050%, 11/15/2044		115,000	128,036
Occidental Petroleum Corp. 6.950%, 07/01/2024		205,000	241,444
Occidental Petroleum Corp. (3 month LIBOR + 0.950%) 2.854%, 02/08/2021 (D)		10,000	10,064
ONEOK, Inc. 3.400%, 09/01/2029		100,000	101,469
Petroleos Mexicanos
6.750%, 09/21/2047		192,000	192,361
6.840%, 01/23/2030 (C)		405,000	431,868
7.690%, 01/23/2050 (C)		50,000	54,567
Phillips 66 Partners LP 3.150%, 12/15/2029		75,000	74,624
QEP Resources, Inc. 5.375%, 10/01/2022		40,000	40,200
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028		75,000	79,410
5.625%, 03/01/2025		50,000	56,265
SM Energy Company 6.125%, 11/15/2022		35,000	35,350
Sunoco Logistics Partners Operations LP 4.000%, 10/01/2027		115,000	118,842
Texas Eastern Transmission LP
2.800%, 10/15/2022 (C)		50,000	50,475
3.500%, 01/15/2028 (C)		55,000	56,438
The Williams Companies, Inc.
4.900%, 01/15/2045		8,000	8,614
5.100%, 09/15/2045		55,000	61,162
5.800%, 11/15/2043		30,000	35,641
6.300%, 04/15/2040		27,000	33,421
TransCanada PipeLines, Ltd.
4.625%, 03/01/2034		235,000	268,345
6.100%, 06/01/2040		20,000	26,413
Tullow Oil PLC 7.000%, 03/01/2025 (C)		200,000	168,364
Valero Energy Corp. 4.350%, 06/01/2028		25,000	27,524
Valero Energy Partners LP 4.500%, 03/15/2028		140,000	154,073
Western Midstream Operating LP
4.500%, 03/01/2028 (F)		250,000	246,516
4.750%, 08/15/2028		140,000	141,082
5.500%, 08/15/2048		15,000	13,161
WPX Energy, Inc. 5.250%, 09/15/2024		45,000	47,813
YPF SA 16.500%, 05/09/2022 (C)	ARS	6,797,946	54,500
			5,625,585
Financials – 9.6%
Aon Corp. 2.200%, 11/15/2022		$185,000	185,767
Asian Development Bank 3.000%, 01/17/2023	NZD	1,935,000	1,353,920
Bank of America Corp. 7.750%, 05/14/2038		$300,000	471,942
Bank of America Corp. (2.456% to 10-22-24, then 3 month LIBOR + 0.870%) 10/22/2025		270,000	271,552

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (3 month LIBOR + 0.650%) 2.749%, 10/01/2021 (D)		$40,000	$40,114
Bank of America Corp. (3.124% to 1-20-22, then 3 month LIBOR + 1.160%) 01/20/2023		35,000	35,689
Bank of America Corp. (3.194% to 7-23-29, then 3 month LIBOR + 1.180%) 07/23/2030		450,000	464,881
Bank of America Corp. (3.366% to 1-23-25, then 3 month LIBOR + 0.810%) 01/23/2026		740,000	773,655
Bank of America Corp. (3.705% to 4-24-27, then 3 month LIBOR + 1.512%) 04/24/2028		755,000	806,412
Bank of America Corp. (3.974% to 2-7-29, then 3 month LIBOR + 1.210%) 02/07/2030		215,000	236,186
BNG Bank NV 1.900%, 11/26/2025	AUD	910,000	648,357
Capital One Financial Corp. 3.900%, 01/29/2024		$205,000	217,271
Citigroup, Inc.
3.200%, 10/21/2026		225,000	233,212
4.450%, 09/29/2027		45,000	49,521
Citigroup, Inc. (2.312% to 11-4-21, then SOFR + 0.867%) 11/04/2022		485,000	486,408
Citigroup, Inc. (3 month LIBOR + 1.100%) 3.004%, 05/17/2024 (D)		335,000	339,444
Citigroup, Inc. (3.352% to 4-24-24, then 3 month LIBOR + 0.897%) 04/24/2025		340,000	353,604
Citigroup, Inc. (3.520% to 10-27-27, then 3 month LIBOR + 1.151%) 10/27/2028		125,000	131,452
Citigroup, Inc. (3.980% to 3-20-29, then 3 month LIBOR + 1.338%) 03/20/2030		520,000	568,448
Citigroup, Inc. (4.075% to 4-23-28, then 3 month LIBOR + 1.192%) 04/23/2029		220,000	240,876
CNO Financial Group, Inc. 5.250%, 05/30/2025		80,000	88,600
Credit Suisse Group AG (6.250% to 12-18-24, then 5 Year U.S. Swap Rate + 3.455%) 12/18/2024 (E)		475,000	516,681
DAE Funding LLC
4.500%, 08/01/2022 (C)		5,000	5,075
5.000%, 08/01/2024 (C)		5,000	5,250
Danske Bank A/S
5.000%, 01/12/2022 (C)		225,000	236,164
5.375%, 01/12/2024 (C)		235,000	257,884
Fifth Third Bancorp 2.375%, 01/28/2025		205,000	205,134
Genworth Holdings, Inc. 4.900%, 08/15/2023 (F)		50,000	49,500
GTP Acquisition Partners I LLC 3.482%, 06/16/2025 (C)		730,000	748,882
HSBC Holdings PLC 2.950%, 05/25/2021		200,000	202,496
HSBC Holdings PLC (3.262% to 3-13-22, then 3 month LIBOR + 1.055%) 03/13/2023		240,000	245,383
HSBC Holdings PLC (4.583% to 6-19-28, then 3 month LIBOR + 1.535%) 06/19/2029		200,000	223,366
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Inter-American Development Bank 2.750%, 10/30/2025	AUD	1,740,000	$1,301,077
International Finance Corp. 1.375%, 09/13/2024	CAD	900,000	673,148
JPMorgan Chase & Co. (3.220% to 3-1-24, then 3 month LIBOR + 1.155%) 03/01/2025		$295,000	305,646
JPMorgan Chase & Co. (3.509% to 1-23-28, then 3 month LIBOR + 0.945%) 01/23/2029		285,000	302,544
JPMorgan Chase & Co. (3.702% to 5-6-29, then 3 month LIBOR + 1.160%) 05/06/2030		280,000	301,238
JPMorgan Chase & Co. (3.797% to 7-23-23, then 3 month LIBOR + 0.890%) 07/23/2024		295,000	310,768
JPMorgan Chase & Co. (3.960% to 1-29-26, then 3 month LIBOR + 1.245%) 01/29/2027		595,000	645,153
JPMorgan Chase & Co. (4.005% to 4-23-28, then 3 month LIBOR + 1.120%) 04/23/2029		225,000	246,827
KeyCorp 2.550%, 10/01/2029		220,000	214,817
Marsh & McLennan Companies, Inc.
3.875%, 03/15/2024		175,000	186,542
4.375%, 03/15/2029		115,000	130,941
4.750%, 03/15/2039		120,000	144,737
Massachusetts Mutual Life Insurance Company 3.729%, 10/15/2070 (C)		49,000	47,188
Metro Bank PLC (5.500% to 6-26-23, then 5 Year U.K. Treasury + 4.458%) 06/26/2028	GBP	300,000	322,871
MGIC Investment Corp. 5.750%, 08/15/2023		$30,000	33,150
MidAmerican Energy Company
3.150%, 04/15/2050		115,000	113,186
3.650%, 08/01/2048		45,000	48,505
Morgan Stanley
2.500%, 04/21/2021		625,000	629,731
3.125%, 07/27/2026		55,000	56,730
3.625%, 01/20/2027		275,000	292,499
4.000%, 07/23/2025		68,000	73,526
Morgan Stanley (3.591% to 7-22-27, then 3 month LIBOR + 1.340%) 07/22/2028		530,000	562,891
Morgan Stanley (4.431% to 1-23-29, then 3 month LIBOR + 1.628%) 01/23/2030		160,000	180,728
MSCI, Inc. 4.000%, 11/15/2029 (C)		25,000	25,344
Navient Corp. 7.250%, 01/25/2022 to 09/25/2023		85,000	93,873
Royal Bank of Canada 2.550%, 07/16/2024		235,000	238,405
Santander Holdings USA, Inc. 3.700%, 03/28/2022		200,000	205,485
State Street Corp. (2.354% to 11-1-24, then SOFR + 0.940%) 11/01/2025		265,000	265,912
The Bank of New York Mellon Corp. 2.100%, 10/24/2024		425,000	425,154
The Goldman Sachs Group, Inc.
6.250%, 02/01/2041		90,000	125,703
6.750%, 10/01/2037		165,000	228,710

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Goldman Sachs Group, Inc. (2.905% to 7-24-22, then 3 month LIBOR + 0.990%) 07/24/2023	$215,000	$218,799
The Goldman Sachs Group, Inc. (3.814% to 4-23-28, then 3 month LIBOR + 1.158%) 04/23/2029	140,000	149,960
The Goldman Sachs Group, Inc. (4.017% to 10-31-37, then 3 month LIBOR + 1.373%) 10/31/2038	235,000	254,774
The Goldman Sachs Group, Inc. (4.223% to 5-1-28, then 3 month LIBOR + 1.301%) 05/01/2029	225,000	247,768
The PNC Financial Services Group, Inc. 2.200%, 11/01/2024	405,000	406,117
UBS Group AG 2.650%, 02/01/2022 (C)	380,000	383,752
UBS Group AG (7.000% to 2-19-25, then 5 Year U.S. Swap Rate + 4.866%) 02/19/2025 (E)	200,000	228,500
UniCredit SpA 6.572%, 01/14/2022 (C)	350,000	375,764
Unum Group
4.000%, 06/15/2029	80,000	83,912
4.500%, 12/15/2049	125,000	121,707
Wells Fargo & Company
2.625%, 07/22/2022	175,000	177,527
3.000%, 04/22/2026 to 10/23/2026	310,000	317,993
3.069%, 01/24/2023	605,000	617,424
3.750%, 01/24/2024	330,000	348,550
4.400%, 06/14/2046	60,000	68,680
4.900%, 11/17/2045	15,000	18,295
5.606%, 01/15/2044	15,000	19,712
Wells Fargo & Company (2.406% to 10-30-24, then 3 month LIBOR + 0.825%) 10/30/2025	465,000	465,000
Wells Fargo & Company (3.584% to 5-22-27, then 3 month LIBOR + 1.310%) 05/22/2028	325,000	345,138
Willis North America, Inc.
2.950%, 09/15/2029	90,000	89,071
3.600%, 05/15/2024	115,000	120,060
4.500%, 09/15/2028	165,000	181,715
		24,666,373
Health care – 2.6%
AbbVie, Inc.
2.950%, 11/21/2026 (C)	305,000	309,561
3.200%, 11/21/2029 (C)	515,000	523,587
4.250%, 11/21/2049 (C)	300,000	315,733
Aetna, Inc. 2.800%, 06/15/2023	80,000	81,247
Alcon Finance Corp. 3.000%, 09/23/2029 (C)	200,000	203,184
Allergan Finance LLC 4.625%, 10/01/2042	135,000	140,947
Amgen, Inc. 2.650%, 05/11/2022	155,000	157,302
Anthem, Inc.
2.875%, 09/15/2029	160,000	159,099
3.500%, 08/15/2024	165,000	172,853
4.625%, 05/15/2042	130,000	146,309
Bausch Health Companies, Inc.
6.500%, 03/15/2022 (C)	35,000	35,788
7.000%, 03/15/2024 (C)	10,000	10,400
Baxalta, Inc. 3.600%, 06/23/2022	11,000	11,288
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Bayer US Finance II LLC 4.250%, 12/15/2025 (C)	$260,000	$280,305
Becton, Dickinson and Company 3.363%, 06/06/2024	490,000	510,114
Bristol-Myers Squibb Company 3.400%, 07/26/2029 (C)	170,000	181,670
Centene Corp.
4.250%, 12/15/2027 (C)	10,000	10,288
4.625%, 12/15/2029 (C)	10,000	10,539
Cigna Corp. 4.375%, 10/15/2028	660,000	730,270
CommonSpirit Health 3.347%, 10/01/2029	145,000	145,685
Community Health Systems, Inc.
5.125%, 08/01/2021	5,000	5,000
6.250%, 03/31/2023	50,000	50,750
CVS Health Corp.
3.875%, 07/20/2025	179,000	190,472
5.050%, 03/25/2048	185,000	218,574
5.125%, 07/20/2045	170,000	201,106
GlaxoSmithKline Capital, Inc. 3.625%, 05/15/2025	325,000	348,633
HCA, Inc. 4.125%, 06/15/2029	135,000	143,050
Hill-Rom Holdings, Inc. 4.375%, 09/15/2027 (C)	10,000	10,288
Mylan NV 5.250%, 06/15/2046	40,000	44,865
Mylan, Inc. 4.550%, 04/15/2028	135,000	145,162
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/2021	205,000	206,112
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/01/2026	345,000	287,213
Thermo Fisher Scientific, Inc. 3.000%, 04/15/2023	40,000	41,102
UnitedHealth Group, Inc.
2.375%, 08/15/2024	170,000	172,100
2.875%, 08/15/2029	150,000	154,163
3.500%, 08/15/2039	100,000	104,742
3.700%, 12/15/2025 to 08/15/2049	150,000	161,778
4.750%, 07/15/2045	50,000	61,389
		6,682,668
Industrials – 1.7%
Clean Harbors, Inc.
4.875%, 07/15/2027 (C)	5,000	5,263
5.125%, 07/15/2029 (C)	5,000	5,363
CSX Corp.
2.400%, 02/15/2030	130,000	127,028
3.250%, 06/01/2027	180,000	189,016
3.350%, 09/15/2049	50,000	49,145
4.300%, 03/01/2048	50,000	56,659
4.500%, 03/15/2049	20,000	23,371
Fluor Corp. 4.250%, 09/15/2028 (F)	265,000	266,535
HD Supply, Inc. 5.375%, 10/15/2026 (C)	25,000	26,500
IHS Markit, Ltd. 4.125%, 08/01/2023 (F)	500,000	531,285
Ingersoll-Rand Global Holding Company, Ltd. 2.900%, 02/21/2021	110,000	110,991

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
International Airport Finance SA 12.000%, 03/15/2033 (C)(F)	$330,000	$362,175
L3Harris Technologies, Inc.
2.900%, 12/15/2029	290,000	294,162
3.850%, 06/15/2023 (C)	260,000	273,695
Lockheed Martin Corp. 4.090%, 09/15/2052	161,000	188,243
Norfolk Southern Corp. 3.400%, 11/01/2049	50,000	49,502
Oshkosh Corp. 5.375%, 03/01/2025	35,000	36,094
Sensata Technologies BV 5.000%, 10/01/2025 (C)	75,000	81,469
Standard Industries, Inc. 5.375%, 11/15/2024 (C)	85,000	87,338
The Boeing Company 3.250%, 02/01/2035	250,000	255,327
Union Pacific Corp.
3.839%, 03/20/2060 (C)	15,000	15,161
4.375%, 09/10/2038	345,000	394,626
United Rentals North America, Inc. 5.500%, 07/15/2025 to 05/15/2027	110,000	116,391
United Technologies Corp.
2.800%, 05/04/2024	15,000	15,408
3.650%, 08/16/2023	120,000	126,412
3.950%, 08/16/2025	185,000	201,655
4.450%, 11/16/2038	155,000	183,081
4.625%, 11/16/2048	35,000	43,720
Waste Management, Inc.
3.200%, 06/15/2026	155,000	162,219
3.450%, 06/15/2029	50,000	53,472
4.150%, 07/15/2049	30,000	34,222
		4,365,528
Information technology – 1.5%
Apple, Inc.
2.200%, 09/11/2029	665,000	651,509
3.450%, 02/09/2045	45,000	47,284
4.375%, 05/13/2045	35,000	42,291
Broadcom Corp. 3.875%, 01/15/2027	630,000	653,724
Broadcom, Inc. 4.750%, 04/15/2029 (C)	185,000	202,283
CDW LLC 4.250%, 04/01/2028	20,000	20,975
Entegris, Inc. 4.625%, 02/10/2026 (C)	25,000	25,875
Fidelity National Information Services, Inc. 4.250%, 05/15/2028	60,000	67,117
Fiserv, Inc. 3.200%, 07/01/2026	205,000	212,045
Global Payments, Inc. 3.200%, 08/15/2029	80,000	81,591
IBM Corp.
3.000%, 05/15/2024	240,000	248,519
3.300%, 05/15/2026	375,000	395,181
3.500%, 05/15/2029	375,000	402,889
Microsoft Corp.
3.700%, 08/08/2046	70,000	78,926
3.950%, 08/08/2056	180,000	212,505
Nokia OYJ 6.625%, 05/15/2039	40,000	46,321
NXP BV 4.875%, 03/01/2024 (C)	310,000	337,847
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Oracle Corp. 4.000%, 11/15/2047		$95,000	$106,018
Qorvo, Inc. 5.500%, 07/15/2026		20,000	21,300
Western Digital Corp. 4.750%, 02/15/2026		20,000	20,850
			3,875,050
Materials – 1.3%
Alpek SAB de CV 4.250%, 09/18/2029 (C)		200,000	204,000
Anglo American Capital PLC
4.750%, 04/10/2027 (C)		200,000	218,535
4.875%, 05/14/2025 (C)		280,000	307,381
Braskem Netherlands Finance BV 4.500%, 01/31/2030 (C)		600,000	597,300
Commercial Metals Company 5.375%, 07/15/2027		20,000	21,000
DuPont de Nemours, Inc. 4.205%, 11/15/2023		410,000	438,291
Kaiser Aluminum Corp. 4.625%, 03/01/2028 (C)		10,000	10,260
Methanex Corp. 5.650%, 12/01/2044		45,000	43,060
Metinvest BV
5.625%, 06/17/2025 (C)	EUR	195,000	222,152
7.750%, 10/17/2029 (C)		$345,000	352,490
Olin Corp. 5.125%, 09/15/2027		45,000	46,913
Steel Dynamics, Inc. 5.500%, 10/01/2024		20,000	20,602
Suzano Austria GmbH 5.000%, 01/15/2030		500,000	525,610
Syngenta Finance NV 4.892%, 04/24/2025 (C)		200,000	213,900
The Chemours Company 5.375%, 05/15/2027		45,000	39,825
The Sherwin-Williams Company
2.950%, 08/15/2029		160,000	161,848
3.450%, 06/01/2027		5,000	5,296
			3,428,463
Real estate – 0.6%
GLP Capital LP 5.300%, 01/15/2029		145,000	161,052
SBA Tower Trust
2.836%, 01/15/2025 (C)		300,000	302,926
3.168%, 04/09/2047 (C)		530,000	535,235
3.448%, 03/15/2023 (C)		435,000	447,937
VICI Properties LP 4.250%, 12/01/2026 (C)		10,000	10,300
			1,457,450
Utilities – 2.4%
American Water Capital Corp. 4.150%, 06/01/2049		110,000	124,201
AmeriGas Partners LP
5.625%, 05/20/2024		20,000	21,600
5.875%, 08/20/2026		40,000	44,100
Berkshire Hathaway Energy Company 3.250%, 04/15/2028		135,000	142,557
Cleco Corporate Holdings LLC
3.375%, 09/15/2029 (C)		140,000	140,401
3.743%, 05/01/2026		54,000	55,749
4.973%, 05/01/2046		10,000	11,066
Commonwealth Edison Company
3.650%, 06/15/2046		175,000	185,282

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Commonwealth Edison Company (continued)
4.000%, 03/01/2048	$45,000	$50,524
Dominion Energy Gas Holdings LLC 2.500%, 11/15/2024	260,000	260,975
Dominion Energy South Carolina, Inc. 5.100%, 06/01/2065	50,000	64,801
Duke Energy Corp. 2.650%, 09/01/2026	100,000	100,382
Duke Energy Florida LLC 3.400%, 10/01/2046	305,000	309,746
Duke Energy Indiana LLC 3.250%, 10/01/2049	155,000	154,465
Duke Energy Progress LLC
3.600%, 09/15/2047	55,000	57,500
3.700%, 10/15/2046	70,000	74,705
Evergy, Inc.
2.450%, 09/15/2024	90,000	90,455
2.900%, 09/15/2029	225,000	223,608
Exelon Corp.
2.450%, 04/15/2021	50,000	50,215
2.850%, 06/15/2020	250,000	250,556
3.950%, 06/15/2025	300,000	322,352
Florida Power & Light Company 3.990%, 03/01/2049	45,000	51,472
Georgia Power Company
2.000%, 09/08/2020	480,000	479,802
4.300%, 03/15/2042	200,000	218,861
IPALCO Enterprises, Inc. 3.700%, 09/01/2024	175,000	180,889
NextEra Energy Capital Holdings, Inc. 3.150%, 04/01/2024	315,000	326,416
Northern States Power Company 2.900%, 03/01/2050	50,000	47,626
Oglethorpe Power Corp. 5.050%, 10/01/2048	135,000	158,566
Oncor Electric Delivery Company LLC
3.100%, 09/15/2049	45,000	44,486
5.750%, 03/15/2029	70,000	86,324
PacifiCorp 4.150%, 02/15/2050	45,000	51,545
Public Service Electric & Gas Company 3.800%, 03/01/2046	50,000	54,980
Public Service Enterprise Group, Inc. 2.875%, 06/15/2024	220,000	224,730
Puget Energy, Inc. 3.650%, 05/15/2025	250,000	258,714
Sempra Energy
2.400%, 02/01/2020	155,000	155,011
3.400%, 02/01/2028	200,000	207,083
3.800%, 02/01/2038	85,000	88,581
4.000%, 02/01/2048	25,000	26,277
Southern California Edison Company
2.850%, 08/01/2029 (F)	150,000	149,641
4.000%, 04/01/2047	72,000	75,569
4.125%, 03/01/2048	38,000	40,475
The AES Corp.
4.500%, 03/15/2023	15,000	15,375
5.125%, 09/01/2027	5,000	5,338
The Connecticut Light & Power Company 4.000%, 04/01/2048	45,000	51,511
The Southern Company
2.950%, 07/01/2023	70,000	71,759
3.250%, 07/01/2026	180,000	187,331
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
The Southern Company (continued)
4.400%, 07/01/2046	$5,000	$5,529
Union Electric Company 4.000%, 04/01/2048	45,000	49,782
Xcel Energy, Inc. 3.500%, 12/01/2049	85,000	86,122
		6,135,035
TOTAL CORPORATE BONDS (Cost $68,784,273)		$72,551,432
MUNICIPAL BONDS – 1.0%
Chicago Board of Education (Illinois)
6.038%, 12/01/2029	30,000	32,519
6.138%, 12/01/2039	130,000	141,209
6.319%, 11/01/2029	185,000	206,336
Municipal Electric Authority of Georgia 6.637%, 04/01/2057	200,000	269,296
Philadelphia Authority for Industrial Development (Pennsylvania) 6.550%, 10/15/2028	675,000	842,312
State of California
7.300%, 10/01/2039	30,000	45,811
7.350%, 11/01/2039	15,000	23,042
7.550%, 04/01/2039	175,000	280,704
7.600%, 11/01/2040	15,000	24,761
7.625%, 03/01/2040	20,000	32,025
State of Illinois, GO
4.950%, 06/01/2023	414,545	432,615
5.000%, 01/01/2023	40,000	42,026
5.563%, 02/01/2021	80,000	82,210
5.947%, 04/01/2022	120,000	127,837
TOTAL MUNICIPAL BONDS (Cost $2,467,071)		$2,582,703
TERM LOANS (G) – 1.6%
Communication services – 0.3%
Clear Channel Outdoor Holdings, Inc., Term Loan B (1 month LIBOR + 3.500%) 5.299%, 08/21/2026	139,650	140,298
CSC Holdings LLC, 2019 Term Loan B5 (1 month LIBOR + 2.500%) 4.240%, 04/15/2027	98,750	99,079
Formula One Management, Ltd., 2018 USD Term Loan (1 month LIBOR + 2.500%) 4.299%, 02/01/2024	131,829	132,282
ION Media Networks, Inc., 2019 Term Loan B (1 month LIBOR + 3.000%) 4.813%, 12/18/2024	205,488	206,088
Sprint Communications, Inc., 1st Lien Term Loan B (1 month LIBOR + 2.500%) 4.313%, 02/02/2024	136,150	134,823
Terrier Media Buyer, Inc., Term Loan B 12/17/2026 TBD (H)	110,000	111,032
		823,602
Consumer discretionary – 0.4%
Adient US LLC, Term Loan B (3 month LIBOR + 4.250%) 6.182%, 05/06/2024	99,500	99,973
APX Group, Inc., 2018 Term Loan B (Prime rate + 4.000% and 2 month LIBOR + 5.000%) 6.851%, 04/01/2024	198,000	198,061
Bass Pro Group LLC, Term Loan B (1 month LIBOR + 5.000%) 6.799%, 09/25/2024	97,750	97,383

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (G) (continued)
Consumer discretionary (continued)
Boyd Gaming Corp., Term Loan B3 (1 week LIBOR + 2.250%) 3.853%, 09/15/2023	$72,304	$72,736
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B (1 month LIBOR + 2.750%) 4.549%, 12/23/2024	109,064	109,178
Golden Entertainment, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.000%) 4.800%, 10/21/2024	120,625	120,927
Panther BF Aggregator 2 LP, USD Term Loan B (1 month LIBOR + 3.500%) 5.305%, 04/30/2026	99,750	99,938
Staples, Inc., 7 Year Term Loan (1 month LIBOR + 5.000%) 6.691%, 04/16/2026	127,733	125,387
		923,583
Consumer staples – 0.2%
Brightview Landscapes LLC, 2018 1st Lien Term Loan B (1 and 3 month LIBOR + 2.500%) 4.278%, 08/15/2025	170,952	172,020
Coty, Inc., 2018 USD Term Loan B (1 month LIBOR + 2.250%) 3.960%, 04/07/2025	167,278	163,653
Reynolds Group Holdings, Inc., USD 2017 Term Loan (1 month LIBOR + 2.750%) 4.549%, 02/05/2023	115,744	116,016
Sunshine Luxembourg VII Sarl, USD Term Loan B1 (3 month LIBOR + 4.250%) 6.195%, 10/01/2026	150,000	151,259
		602,948
Energy – 0.1%
California Resources Corp., Second Out Term Loan (1 month LIBOR + 10.375%) 12.180%, 12/31/2021	110,000	81,584
Foresight Energy LLC, 2017 1st Lien Term Loan (3 month LIBOR + 5.750%) 7.659%, 03/28/2022	121,338	51,742
		133,326
Financials – 0.1%
Asurion LLC, 2018 Term Loan B6 (1 month LIBOR + 3.000%) 4.799%, 11/03/2023	185,880	186,843
Sedgwick Claims Management Services, Inc., 2019 Term Loan B (1 month LIBOR + 4.000%) 5.799%, 09/03/2026	134,325	135,417
		322,260
Health care – 0.2%
Bausch Health Americas, Inc., 2018 Term Loan B (1 month LIBOR + 3.000%) 4.740%, 06/02/2025	84,762	85,186
Change Healthcare Holdings LLC, 2017 Term Loan B (1 month LIBOR + 2.500%) 4.299%, 03/01/2024	113,037	113,337
Endo International PLC, 2017 Term Loan B (1 month LIBOR + 4.250%) 6.063%, 04/29/2024	146,250	139,669
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 month LIBOR + 2.750%) 4.695%, 06/07/2023	97,622	96,105
		434,297
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (G) (continued)
Industrials – 0.2%
AVSC Holding Corp., 2018 1st Lien Term Loan (1 and 3 month LIBOR + 3.250%) 5.091%, 03/03/2025	$73,872	$73,503
Brand Industrial Services, Inc., 2017 Term Loan (2 and 3 month LIBOR + 4.250%) 6.235%, 06/21/2024	195,000	194,269
Gardner Denver, Inc., 2017 USD Term Loan B (1 month LIBOR + 2.750%) 4.549%, 07/30/2024	124,319	125,041
RBS Global, Inc., 2019 Term Loan B (1 month LIBOR + 1.750%) 3.535%, 08/21/2024	50,146	50,353
TransDigm, Inc., 2018 Term Loan E (1 month LIBOR + 2.500%) 4.299%, 05/30/2025	97,934	98,146
		541,312
Information technology – 0.1%
Conduent Business Services LLC, USD Term Loan B (1 month LIBOR + 2.500%) 4.299%, 12/07/2023	126,100	125,470
The Ultimate Software Group, Inc., Term Loan B (1 month LIBOR + 3.750%) 5.549%, 05/04/2026	99,750	100,327
WEX, Inc. Term Loan B3 (1 month LIBOR + 2.250%) 4.049%, 05/15/2026	144,170	144,951
		370,748
TOTAL TERM LOANS (Cost $4,239,896)		$4,152,076
COLLATERALIZED MORTGAGE OBLIGATIONS – 17.8%
Commercial and residential – 13.5%
Alternative Loan Trust
Series 2005-27, Class 2A1 (12 month Treasury Average Index + 1.350%), 3.589%, 08/25/2035 (D)	176,812	159,390
Series 2005-56, Class 5A1 (1 month LIBOR + 0.320%), 2.112%, 11/25/2035 (D)	81,430	74,482
Series 2005-72, Class A1 (1 month LIBOR + 0.540%), 2.332%, 01/25/2036 (D)	24,589	23,727
Series 2005-7CB, Class 2A8 (1 month LIBOR + 0.450%), 2.242%, 04/25/2035 (D)	151,661	136,075
Series 2006-9T1, Class A1, 5.750%, 05/25/2036	99,341	71,658
American Home Mortgage Assets Trust
Series 2006-3, Class 2A11 (12 month Treasury Average Index + 0.940%), 3.179%, 10/25/2046 (D)	46,471	41,352
Series 2007-2, Class A1 (1 month LIBOR + 0.125%), 1.917%, 03/25/2047 (D)	24,339	22,491
Angel Oak Mortgage Trust Series 2019-3, Class A1 2.930%, 05/25/2059 (C)(I)	749,003	750,539
Angel Oak Mortgage Trust I LLC Series 2019-2, Class A1 3.628%, 03/25/2049 (C)(I)	177,191	179,149
Arroyo Mortgage Trust Series 2019-2, Class A1 3.347%, 04/25/2049 (C)(I)	772,634	781,800
BANK
Series 2017-BNK8, Class XA IO, 0.743%, 11/15/2050	4,480,412	218,787

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
BANK (continued)
Series 2019-BN18, Class XA IO, 0.906%, 05/15/2062	$1,427,839	$100,429
Series 2019-BN20, Class XA IO, 0.842%, 09/15/2062	2,462,500	165,160
Series 2019-BN22, Class XA IO, 0.605%, 11/15/2062	2,460,110	123,679
Series 2019-BN23, Class XA IO, 0.756%, 12/15/2052	1,935,000	112,968
Series 2019-BN24, Class XA IO, 0.768%, 11/15/2062	1,195,000	65,389
BBCMS Mortgage Trust
Series 2017-C1, Class XA IO, 1.501%, 02/15/2050	3,399,376	278,893
Series 2017-DELC, Class A (1 month LIBOR + 0.850%), 2.590%, 08/15/2036 (C)(D)	949,000	945,425
BBCMS Trust Series 2013-TYSN, Class A2 3.756%, 09/05/2032 (C)	330,000	331,776
BCAP LLC Trust Series 2006-AA2, Class A1 (1 month LIBOR + 0.170%) 1.962%, 01/25/2037 (D)	134,824	128,973
Bear Stearns ALT-A Trust Series 2005-10, Class 11A1 (1 month LIBOR + 0.500%) 2.292%, 01/25/2036 (D)	161,224	184,932
Bear Stearns Mortgage Funding Trust Series 2006-AR3, Class 1A1 (1 month LIBOR + 0.180%) 1.972%, 10/25/2036 (D)	15,073	14,444
Bellemeade Re, Ltd.
Series 2018-2A, Class M1A (1 month LIBOR + 0.950%), 2.742%, 08/25/2028 (C)(D)	62,031	62,036
Series 2018-3A, Class M1A (1 month LIBOR + 1.200%), 2.992%, 10/25/2028 (C)(D)	179,866	179,905
Series 2019-1A, Class M1A (1 month LIBOR + 1.300%), 3.092%, 03/25/2029 (C)(D)	212,088	212,260
Series 2019-3A, Class M1A (1 month LIBOR + 1.100%), 2.892%, 07/25/2029 (C)(D)	172,159	172,307
Series 2019-4A, Class M1A (1 month LIBOR + 1.400%), 3.192%, 10/25/2029 (C)(D)	930,000	930,290
Benchmark Mortgage Trust
Series 2018-B1, Class XA IO, 0.523%, 01/15/2051	1,344,455	45,341
Series 2018-B4, Class XA IO, 0.539%, 07/15/2051	2,392,033	81,708
Series 2018-B8, Class XA IO, 0.667%, 01/15/2052	4,921,161	238,250
Series 2019-B12, Class XA IO, 1.069%, 08/15/2052	1,098,994	81,134
BX Commercial Mortgage Trust Series 2019-XL, Class A (1 month LIBOR + 0.920%) 2.660%, 10/15/2036 (C)(D)	660,000	660,529
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class F (1 month LIBOR + 2.550%) 4.290%, 12/15/2037 (C)(D)	$355,000	$356,668
Century Plaza Towers Series 2019-CPT, Class A 2.865%, 11/13/2039 (C)	660,000	662,268
Chase Mortgage Finance Trust Series 2005-S3, Class A10 5.500%, 11/25/2035	179,989	175,557
CHL Mortgage Pass-Through Trust
Series 2005-2, Class 2A3 (1 month LIBOR + 0.680%), 2.472%, 03/25/2035 (D)	39,860	37,149
Series 2007-HY4, Class 1A1, 3.794%, 09/25/2047 (I)	112,787	107,602
CIM Trust Series 2017-7, Class A 3.000%, 04/25/2057 (C)(I)	545,591	547,613
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class XA IO, 0.954%, 07/10/2047	2,025,509	78,064
Series 2015-GC29, Class XA IO, 1.094%, 04/10/2048	2,009,061	80,058
Citigroup Mortgage Loan Trust Series 2019-E, Class A1 3.228%, 11/25/2070 (C)	266,333	266,134
COLT Mortgage Loan Trust
Series 2019-2, Class A1, 3.337%, 05/25/2049 (C)(I)	324,339	324,741
Series 2019-4, Class A1, 2.579%, 11/25/2049 (C)(I)	506,790	505,736
Commercial Mortgage Trust (Bank of America Merrill Lynch/Deutsche Bank AG) Series 2013-WWP, Class A2 3.424%, 03/10/2031 (C)	800,000	831,306
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2014-CR16, Class A4, 4.051%, 04/10/2047	480,000	509,137
Series 2014-CR17, Class A5, 3.977%, 05/10/2047	390,000	414,711
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class A1, 4.353%, 08/10/2030 (C)	260,000	275,063
Series 2015-3BP, Class A, 3.178%, 02/10/2035 (C)	580,000	600,272
Series 2019-WCM, Class A (1 month LIBOR + 0.900%), 2.640%, 10/15/2036 (C)(D)	560,000	559,999
Connecticut Avenue Securities Trust Series 2019-HRP1, Class M2 (1 month LIBOR + 2.150%) 3.858%, 11/25/2039 (C)(D)	202,756	203,668
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4, 3.505%, 04/15/2050	15,000	15,733
Series 2015-C2, Class XA IO, 0.758%, 06/15/2057	5,179,432	171,293
Series 2016-C6, Class XA IO, 1.898%, 01/15/2049	1,295,660	110,481

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
CSMC Trust Series 2017-FHA1, Class A1 3.250%, 04/25/2047 (C)(I)	$254,501	$254,261
Deephaven Residential Mortgage Trust
Series 2017-2A, Class A1, 2.453%, 06/25/2047 (C)(I)	82,318	82,181
Series 2019-2A, Class A1, 3.558%, 04/25/2059 (C)(I)	345,288	347,533
Series 2019-3A, Class A1, 2.964%, 07/25/2059 (C)(I)	762,377	764,466
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-AR2, Class A1 (1 month LIBOR + 0.150%) 1.942%, 03/25/2037 (D)	64,800	61,406
FREMF Mortgage Trust Series 2010-K8, Class B 5.278%, 09/25/2043 (C)(I)	520,000	524,474
GMACM Mortgage Loan Trust Series 2006-AR1, Class 1A1 4.159%, 04/19/2036 (I)	158,883	147,529
GS Mortgage Securities Trust
Series 2012-ALOH, Class A, 3.551%, 04/10/2034 (C)	670,000	684,744
Series 2014-GC20, Class A5, 3.998%, 04/10/2047	395,000	418,925
GSR Mortgage Loan Trust
Series 2006-AR1, Class 2A1, 3.956%, 01/25/2036 (I)	6,817	6,929
Series 2007-1F, Class 4A1 (1 month LIBOR + 0.300%), 2.092%, 01/25/2037 (D)	104,523	40,901
HarborView Mortgage Loan Trust
Series 2005-8, Class 1A2A (1 month LIBOR + 0.660%), 2.424%, 09/19/2035 (D)	40,058	36,047
Series 2006-12, Class 2A13 (1 month LIBOR + 0.240%), 2.004%, 12/19/2036 (D)	215,745	205,251
Series 2007-7, Class 2A1B (1 month LIBOR + 1.000%), 2.792%, 10/25/2037 (D)	86,805	72,256
Series 2006-12, Class 2A2A (1 month LIBOR + 0.190%), 1.954%, 01/19/2038 (D)	79,067	74,823
Home Re, Ltd. Series 2018-1, Class M1 (1 month LIBOR + 1.600%) 3.392%, 10/25/2028 (C)(D)	238,973	239,045
IndyMac INDA Mortgage Loan Trust Series 2006-AR3, Class 1A1 3.871%, 12/25/2036 (I)	60,481	57,395
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class A4, 3.997%, 04/15/2047	395,000	420,516
Series 2014-C22, Class A4, 3.801%, 09/15/2047	135,000	143,293
JPMorgan Mortgage Trust Series 2006-A3, Class 3A2 4.280%, 05/25/2036 (I)	15,060	14,988
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Legacy Mortgage Asset Trust
Series 2019-GS6, Class A1, 3.000%, 06/25/2059 (C)	$446,992	$446,165
Series 2019-GS7, Class A1, 3.250%, 11/25/2059 (C)	540,766	540,960
Lehman XS Trust Series 2006-16N, Class A4A (1 month LIBOR + 0.190%) 1.982%, 11/25/2046 (D)	165,592	157,039
LSTAR Securities Investment Trust
Series 2019-1, Class A1 (1 month LIBOR + 1.700%), 3.409%, 03/01/2024 (C)(D)	260,989	260,469
Series 2019-2, Class A1 (1 month LIBOR + 1.500%), 3.209%, 04/01/2024 (C)(D)	75,803	75,636
Series 2019-3, Class A1 (1 month LIBOR + 1.500%), 3.209%, 04/01/2024 (C)(D)	260,541	260,042
Series 2019-4, Class A1 (1 month LIBOR + 1.500%), 3.209%, 05/01/2024 (C)(D)	582,107	581,429
Luminent Mortgage Trust Series 2006-4, Class A1A (1 month LIBOR + 0.190%) 1.982%, 05/25/2046 (D)	155,095	141,238
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 3A7 4.696%, 11/21/2034 (I)	26,909	27,552
MFA Trust Series 2017-RPL1, Class A1 2.588%, 02/25/2057 (C)(I)	113,201	112,414
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class XA IO 1.003%, 12/15/2047	1,085,049	41,837
Morgan Stanley Capital I Trust
Series 2014-150E, Class A, 3.912%, 09/09/2032 (C)	610,000	642,836
Series 2014-MP, Class A, 3.469%, 08/11/2033 (C)	475,000	483,782
Series 2017-H1, Class XA IO, 1.435%, 06/15/2050	769,858	56,192
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 (1 month LIBOR + 1.900%) 3.674%, 11/26/2029 (C)(D)	407,000	408,476
MTRO Commercial Mortgage Trust Series 2019-TECH, Class D (1 month LIBOR + 1.800%) 3.540%, 12/15/2033 (C)(D)	300,000	299,437
Natixis Commercial Mortgage Securities Trust Series 2019-1776, Class C 2.906%, 10/15/2036 (C)	185,000	183,383
New Residential Advance Receivables Trust Series 2019-T4, Class AT4 2.329%, 10/15/2051 (C)	625,000	623,944
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1, 3.750%, 11/26/2035 (C)(I)	406,236	419,078

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
New Residential Mortgage Loan Trust (continued)
Series 2016-4A, Class A1, 3.750%, 11/25/2056 (C)(I)	$408,494	$421,665
Series 2017-1A, Class A1, 4.000%, 02/25/2057 (C)(I)	759,752	788,479
Series 2017-2A, Class A3, 4.000%, 03/25/2057 (C)(I)	694,784	724,363
Series 2017-3A, Class A1, 4.000%, 04/25/2057 (C)(I)	548,412	569,545
Series 2017-4A, Class A1, 4.000%, 05/25/2057 (C)(I)	442,228	460,743
Series 2017-5A, Class A1 (1 month LIBOR + 1.500%), 3.292%, 06/25/2057 (C)(D)	456,797	462,467
Series 2017-6A, Class A1, 4.000%, 08/27/2057 (C)(I)	614,011	637,335
Series 2018-1A, Class A1A, 4.000%, 12/25/2057 (C)(I)	261,086	270,493
Series 2018-4A, Class A1S (1 month LIBOR + 0.750%), 2.542%, 01/25/2048 (C)(D)	591,198	589,588
Series 2019-5A, Class A1B, 3.500%, 08/25/2059 (C)(I)	449,716	458,155
Series 2019-NQM4, Class A1, 2.492%, 09/25/2059 (C)(I)	267,244	265,927
Oaktown Re II, Ltd. Series 2018-1A, Class M1 (1 month LIBOR + 1.550%) 3.342%, 07/25/2028 (C)(D)	268,681	268,734
Oaktown Re III, Ltd. Series 2019-1A, Class M1A (1 month LIBOR + 1.400%) 3.192%, 07/25/2029 (C)(D)	554,508	555,208
OBP Depositor LLC Trust Series 2010-OBP, Class A 4.646%, 07/15/2045 (C)	311,000	310,738
OBX Trust Series 2019-INV1, Class A8 4.000%, 11/25/2048 (C)(I)	508,034	510,849
PMT Credit Risk Transfer Trust Series 2019-1R, Class A (1 month LIBOR + 2.000%) 3.805%, 03/27/2024 (C)(D)	380,453	380,106
PRPM LLC Series 2019-GS1, Class A1 3.500%, 10/25/2024 (C)(I)	203,853	203,625
Radnor RE, Ltd. Series 2019-2, Class M1A (1 month LIBOR + 1.200%) 2.992%, 06/25/2029 (C)(D)	336,844	336,844
RALI Series Trust
Series 2007-QH7, Class 1A1 (1 month LIBOR + 0.250%), 2.042%, 08/25/2037 (D)	80,365	75,764
Series 2007-QH9, Class A1, 3.472%, 11/25/2037 (I)	82,204	76,699
Seasoned Credit Risk Transfer Trust Series 2019-3, Class MV 3.500%, 10/25/2058	133,413	139,744
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
STACR Trust Series 2018-HRP1, Class M2 (1 month LIBOR + 1.650%) 3.442%, 04/25/2043 (C)(D)	$125,568	$125,963
Verus Securitization Trust Series 2019-2, Class A1 3.211%, 05/25/2059 (C)(I)	359,976	362,106
WaMu Mortgage Pass-Through Certificates Series 2007-HY6, Class 1A1 3.736%, 06/25/2037 (I)	20,952	19,890
Washington Mutual Mortgage Pass-Through Certificates Series 2006-5, Class 1A1 (1 month LIBOR + 0.600%) 2.392%, 07/25/2036 (D)	31,643	20,933
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class A5, 3.817%, 08/15/2050	310,000	328,151
Series 2015-NXS1, Class D, 4.151%, 05/15/2048 (I)	40,000	40,537
Series 2015-NXS1, Class XA IO, 1.134%, 05/15/2048	1,751,770	78,399
Series 2015-NXS3, Class XA IO, 1.124%, 09/15/2057	4,536,657	158,578
WF-RBS Commercial Mortgage Trust Series 2014-C19, Class A5 4.101%, 03/15/2047	304,634	325,309
		34,734,340
U.S. Government Agency – 4.3%
Federal Home Loan Mortgage Corp.
Series 3883, Class PB, 3.000%, 05/15/2041	123,710	127,150
Series 4139, Class PA, 2.500%, 11/15/2041	450,560	456,007
Series K064, Class X1 IO, 0.607%, 03/25/2027	2,305,695	88,389
Series K068, Class A2, 3.244%, 08/25/2027	545,000	577,791
Federal National Mortgage Association
Series 2012-18, Class GA, 2.000%, 12/25/2041	205,781	203,630
Series 2012-21, Class PQ, 2.000%, 09/25/2041	106,389	105,550
Series 2012-52, Class PA, 3.500%, 05/25/2042	122,991	128,025
Series 2012-75, Class KC, 2.500%, 12/25/2041	208,912	210,521
Series 2014-C04, Class 1M2 (1 month LIBOR + 4.900%), 6.692%, 11/25/2024 (D)	127,194	139,696
Series 2015-48, Class QB, 3.000%, 02/25/2043	288,335	294,011
Series 2015-C04, Class 1M2 (1 month LIBOR + 5.700%), 7.492%, 04/25/2028 (D)	66,288	73,604
Series 2016-11, Class GA, 2.500%, 03/25/2046	188,601	189,774
Series 2016-38, Class NA , 3.000%, 01/25/2046	81,148	83,367
Series 2016-C02, Class 1M2 (1 month LIBOR + 6.000%), 7.792%, 09/25/2028 (D)	56,405	62,065

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2016-C07, Class 2M2 (1 month LIBOR + 4.350%), 6.142%, 05/25/2029 (D)	$406,787	$428,822
Series 2017-26, Class CG, 3.500%, 07/25/2044	313,432	326,669
Series 2017-34, Class JK, 3.000%, 05/25/2047	164,182	167,616
Series 2017-35, Class AH, 3.500%, 04/25/2053	355,284	365,651
Series 2017-49, Class JA, 4.000%, 07/25/2053	275,542	285,561
Series 2017-72, Class B, 3.000%, 09/25/2047	266,557	271,924
Series 2017-72, Class CD, 3.000%, 09/25/2047	278,752	283,591
Series 2017-84, Class KA, 3.500%, 04/25/2053	212,100	218,175
Series 2017-96, Class PA, 3.000%, 12/25/2054	331,357	338,715
Series 2017-C01, Class 1M2 (1 month LIBOR + 3.550%), 5.342%, 07/25/2029 (D)	240,000	253,988
Series 2018-19, Class DC, 3.500%, 05/25/2056	158,131	165,459
Series 2018-23, Class LA, 3.500%, 04/25/2048	258,012	267,370
Series 2018-38, Class PC, 3.500%, 03/25/2045	290,512	296,510
Series 2018-70, Class HA, 3.500%, 10/25/2056	302,342	316,338
Series 2018-72, Class BA, 3.500%, 07/25/2054	389,226	401,676
Series 2018-77, Class PA, 3.500%, 02/25/2048	143,363	148,196
Series 2018-80, Class GD, 3.500%, 12/25/2047	329,461	339,772
Series 2019-12, Class HA, 3.500%, 11/25/2057	312,861	326,516
Series 2019-14, Class CA, 3.500%, 04/25/2049	298,811	312,338
Series 2019-15, Class AB, 3.500%, 05/25/2053	295,815	308,318
Series 2019-28, Class JA, 3.500%, 06/25/2059	284,930	298,875
Series 2019-41, Class AC, 2.500%, 03/25/2053	343,925	344,698
Series 2019-45, Class PT, 3.000%, 08/25/2049	450,689	461,962
Series 2019-7, Class CA, 3.500%, 11/25/2057	293,850	307,008
Series 2019-7, Class JA, 3.500%, 03/25/2049	300,149	308,472
Series 415, Class A3, 3.000%, 11/25/2042	340,542	346,357
Government National Mortgage Association
Series 2006-38, Class XS IO, 5.510%, 09/16/2035	56,139	6,182
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2013-37, Class LG, 2.000%, 01/20/2042	$315,373	$314,162
		10,950,501
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $45,284,875)		$45,684,841
ASSET BACKED SECURITIES – 11.0%
ABFC Trust Series 2006-HE1, Class A2D (1 month LIBOR + 0.220%) 2.012%, 01/25/2037 (D)	129,015	87,451
AmeriCredit Automobile Receivables Trust Series 2019-3, Class D 2.580%, 09/18/2025	295,000	291,920
Atrium XII Series 12A, Class AR (3 month LIBOR + 0.830%) 2.783%, 04/22/2027 (C)(D)	765,000	763,579
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR (3 month LIBOR + 1.100%) 3.040%, 04/25/2026 (C)(D)	423,211	423,342
Bayview Koitere Fund Trust Series 2017-RT4, Class A 3.500%, 07/28/2057 (C)(I)	585,895	595,736
Bayview Mortgage Fund IVc Trust Series 2017-RT3, Class A 3.500%, 01/28/2058 (C)(I)	394,942	398,185
Bayview Opportunity Master Fund IVa Trust
Series 2017-SPL1, Class A 4.000%, 10/28/2064 (C)(I)	492,469	503,761
Series 2017-SPL5, Class A 3.500%, 06/28/2057 (C)(I)	296,209	300,764
Bayview Opportunity Master Fund IVb Trust
Series 2017-SPL3, Class A 4.000%, 11/28/2053 (C)(I)	226,461	231,756
Series 2017-SPL4, Class A 3.500%, 01/28/2055 (C)(I)	251,914	254,665
CAL Funding II, Ltd. Series 2012-1A, Class A 3.470%, 10/25/2027 (C)	56,667	56,743
Carlyle Global Market Strategies CLO, Ltd. Series 2015-2A, Class A1R (3 month LIBOR + 0.780%) 2.716%, 04/27/2027 (C)(D)	690,866	689,208
CIG Auto Receivables Trust Series 2017-1A, Class A 2.710%, 05/15/2023 (C)	26,364	26,393
CLUB Credit Trust Series 2017-P2, Class A 2.610%, 01/15/2024 (C)	7,509	7,509
Credit Acceptance Auto Loan Trust Series 2017-3A, Class A 2.650%, 06/15/2026 (C)	239,959	240,450
Domino's Pizza Master Issuer LLC
Series 2018-1A, Class A2I 4.116%, 07/25/2048 (C)	365,375	375,759

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Domino's Pizza Master Issuer LLC (continued)
Series 2019-1A, Class A2 3.668%, 10/25/2049 (C)	$175,000	$175,030
Drive Auto Receivables Trust Series 2019-4, Class D 2.700%, 02/16/2027	255,000	253,055
Exeter Automobile Receivables Trust Series 2019-4A, Class D 2.580%, 09/15/2025 (C)	570,000	564,374
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A5 (1 month LIBOR + 0.310%) 2.018%, 09/25/2036 (D)	240,000	221,007
GSAA Home Equity Trust
Series 2006-15, Class AF6 5.876%, 09/25/2036	418,231	187,225
Series 2006-20, Class 2A1A (1 month LIBOR + 0.050%) 1.842%, 12/25/2046 (D)	307,320	198,736
Series 2006-10, Class AF3 5.985%, 06/25/2036 (I)	167,769	73,112
GSAA Trust Series 2005-7, Class AF4 5.058%, 05/25/2035	297,214	304,472
GSAMP Trust Series 2007-FM2, Class A2B (1 month LIBOR + 0.090%) 1.882%, 01/25/2037 (D)	246,461	163,687
LCM XX LP Series 2020-A, Class AR (3 month LIBOR + 1.040%) 3.006%, 10/20/2027 (C)(D)	490,000	490,265
Legacy Mortgage Asset Trust Series 2018-GS1, Class A1 4.000%, 03/25/2058 (C)	817,886	825,772
Madison Park Funding XII, Ltd. Series 2014-12A, Class B1R (3 month LIBOR + 1.650%) 3.616%, 07/20/2026 (C)(D)	530,000	530,104
MFA LLC Series 2017-NPL1, Class A1 3.352%, 11/25/2047 (C)	452,257	452,212
New Residential Mortgage LLC Series 2018-FNT2, Class A 3.790%, 07/25/2054 (C)	712,020	714,543
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A 3.193%, 01/25/2023 (C)	396,733	397,948
Series 2018-PLS2, Class A 3.265%, 02/25/2023 (C)	245,613	245,794
OCP CLO, Ltd. Series 2015-9A, Class A1R (3 month LIBOR + 0.800%) 2.801%, 07/15/2027 (C)(D)	640,329	640,354
OnDeck Asset Securitization Trust II LLC Series 2019-1A, Class A 2.650%, 11/18/2024 (C)	515,000	515,618
OneMain Financial Issuance Trust Series 2017-1A, Class A1 2.370%, 09/14/2032 (C)	721,352	721,227
OZLM XII, Ltd. Series 2015-12A, Class A1R (3 month LIBOR + 1.050%) 2.986%, 04/30/2027 (C)(D)	1,025,000	1,024,987
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Palmer Square Loan Funding, Ltd. Series 2018-5A, Class A1 (3 month LIBOR + 0.850%) 2.816%, 01/20/2027 (C)(D)	$513,765	$513,766
Pretium Mortgage Credit Partners I
Series 2019-CFL1, Class A1 3.721%, 01/25/2059 (C)	358,538	357,247
Series 2019-NPL3, Class A1 3.105%, 07/27/2059 (C)	593,535	592,976
PRPM LLC
Series 2018-2A, Class A1 4.000%, 08/25/2023 (C)(I)	400,923	402,487
Series 2018-3A, Class A1 4.483%, 10/25/2023 (C)(I)	668,617	674,821
Securitized Asset Backed Receivables LLC Trust Series 2006-HE1, Class A2B (1 month LIBOR + 0.090%) 1.882%, 07/25/2036 (D)	148,136	75,332
Shackleton VIII CLO, Ltd. Series 2015-8A, Class A1R (3 month LIBOR + 0.920%) 2.886%, 10/20/2027 (C)(D)	1,285,000	1,284,995
SoFi Consumer Loan Program LLC
Series 2016-2, Class A 3.090%, 10/27/2025 (C)	51,768	51,892
Series 2016-3, Class A 3.050%, 12/26/2025 (C)	65,453	65,563
Series 2017-1, Class A 3.280%, 01/26/2026 (C)	61,992	62,182
Series 2017-3, Class A 2.770%, 05/25/2026 (C)	38,405	38,537
Series 2017-4, Class A 2.500%, 05/26/2026 (C)	76,610	76,731
Soundview Home Loan Trust Series 2007-OPT2, Class 2A3 (1 month LIBOR + 0.180%) 1.972%, 07/25/2037 (D)	36,712	33,296
Springleaf Funding Trust Series 2016-AA, Class A 2.900%, 11/15/2029 (C)	151,546	151,602
Springleaf Funding Trust Series 2017-AA, Class A 2.680%, 07/15/2030 (C)	900,000	900,448
TICP CLO III-2, Ltd. Series 2018-3R, Class A (3 month LIBOR + 0.840%) 2.806%, 04/20/2028 (C)(D)	390,000	388,874
Towd Point Mortgage Trust
Series 2015-3, Class A1B 3.000%, 03/25/2054 (C)(I)	21,472	21,500
Series 2015-4, Class A1B 2.750%, 04/25/2055 (C)(I)	87,502	87,396
Series 2016-2, Class A1A 2.750%, 08/25/2055 (C)(I)	255,216	256,187
Series 2016-3, Class A1 2.250%, 04/25/2056 (C)(I)	305,822	305,029
Series 2017-1, Class A1 2.750%, 10/25/2056 (C)(I)	767,465	772,507
Series 2017-2, Class A1 2.750%, 04/25/2057 (C)(I)	187,532	188,733
Series 2017-3, Class A1 2.750%, 07/25/2057 (C)(I)	342,880	344,141
Series 2017-4, Class A1 2.750%, 06/25/2057 (C)(I)	516,653	519,491

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2017-5, Class A1 (1 month LIBOR + 0.600%) 2.392%, 02/25/2057 (C)(D)		$407,085	$406,079
Venture XXI CLO, Ltd. Series 2015-21A, Class AR (3 month LIBOR + 0.880%) 2.881%, 07/15/2027 (C)(D)		877,918	877,914
Vericrest Opportunity Loan Trust
Series 2019-NPL7, Class A1A 3.179%, 10/25/2049 (C)		535,576	533,483
Series 2019-NPL8, Class A1A 3.278%, 11/25/2049 (C)		621,914	620,387
VOLT LXII LLC Series 2017-NPL9, Class A1 3.125%, 09/25/2047 (C)		91,560	91,646
VOLT LXIV LLC Series 2017-NP11, Class A1 3.375%, 10/25/2047 (C)		293,626	293,805
VOLT LXXX LLC Series 2019-NPL6, Class A1A 3.228%, 10/25/2049 (C)		611,827	611,787
VOLT LXXXIII LLC Series 2019-NPL9, Class A1A 3.327%, 11/26/2049 (C)		241,989	241,843
VOLT LXXXIV LLC Series 2019-NP10, Class A1A 3.426%, 12/27/2049 (C)		880,000	879,574
Wendy's Funding LLC Series 2018-1A, Class A2II 3.884%, 03/15/2048 (C)		230,300	234,187
Westlake Automobile Receivables Trust
Series 2017-2A, Class D 3.280%, 12/15/2022 (C)		535,000	539,690
Series 2019-3A, Class D 2.720%, 11/15/2024 (C)		420,000	419,183
Wingstop Funding LLC Series 2018-1, Class A2 4.970%, 12/05/2048 (C)		213,388	219,648
TOTAL ASSET BACKED SECURITIES (Cost $28,141,584)			$28,081,702
PURCHASED OPTIONS – 0.0%
Puts – 0.0%
Over the Counter Option on 10 Year Interest Rate Swap. Receive a floating rate based on 3-month USD LIBOR and pay a fixed rate of 1.700% (Expiration Date: 11-23-20; Strike Rate: 1.700%; Counterparty: Bank of America N.A.) (J)(K)		1,465,000	51,120
TOTAL PURCHASED OPTIONS (Cost $36,698)			$51,120
CERTIFICATE OF DEPOSIT – 0.0%
Credit Agricole Corporate and Investment Bank (3 month LIBOR + 0.400%) 2.335%, 09/24/2020 (D)		$50,000	50,071
TOTAL CERTIFICATE OF DEPOSIT (Cost $50,007)			$50,071
SHORT-TERM INVESTMENTS – 4.1%
Banker's acceptance – 0.2%
Bank of Montreal
1.796%, 01/06/2020 *	CAD	185,000	142,421
1.851%, 01/10/2020 *		105,000	80,816
Canadian Imperial Bank of Commerce 1.794%, 01/20/2020 *		10,000	7,693
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Banker's acceptance (continued)
Royal Bank of Canada
1.808%, 01/02/2020 *	CAD	25,000	$19,250
1.857%, 01/06/2020 *		150,000	115,476
The Bank of Nova Scotia Trust Company
1.788%, 01/08/2020 *		50,000	38,488
1.918%, 02/07/2020 *		112,000	86,074
Toronto Dominion Bank 1.822%, 01/07/2020 *		160,000	123,168
			613,386
Foreign government – 1.0%
Italy Treasury Bill
(0.337)%, 01/14/2020 *	EUR	35,000	39,262
(0.292)%, 01/31/2020 *		25,000	28,049
(0.276)%, 03/13/2020 *		15,000	16,836
(0.214)%, 03/30/2020 *		15,000	16,837
Japan Treasury Discount Bill
(0.235)%, 01/27/2020 *	JPY	62,800,000	578,041
(0.223)%, 03/02/2020 *		110,400,000	1,016,322
(0.192)%, 02/03/2020 *		6,450,000	59,371
(0.149)%, 02/17/2020 *		21,700,000	199,755
(0.127)%, 03/23/2020 *		41,950,000	386,214
Ontario Treasury Bill 1.737%, 01/08/2020 *	CAD	100,000	76,980
Province of Alberta 1.697%, 01/17/2020 *		75,000	57,752
Province of Saskatchewan 1.729%, 01/21/2020 *		100,000	76,934
Spain Treasury Bill (0.584)%, 01/17/2020 *	EUR	55,000	61,707
			2,614,060
Short-term funds – 0.7%
John Hancock Collateral Trust, 1.7338% (L)(M)		176,453	1,765,533
Repurchase agreement – 2.2%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-31-19 at 1.570% to be repurchased at $5,500,480 on 1-2-20, collateralized by $5,579,900 U.S. Treasury Notes, 1.875% due 6-30-26 (valued at $5,610,009)		$5,500,000	5,500,000
TOTAL SHORT-TERM INVESTMENTS (Cost $10,473,198)			$10,492,979
Total Investments (Investment Quality Bond Trust) (Cost $329,456,480) – 131.2%			$336,692,170
Other assets and liabilities, net – (31.2%)			(79,998,268)
TOTAL NET ASSETS – 100.0%			$256,693,902
Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
Security Abbreviations and Legend
GO	General Obligation
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $67,556,089 or 26.3% of the fund's net assets as of 12-31-19.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	All or a portion of this security is on loan as of 12-31-19.
Investment Quality Bond Trust (continued)
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(J)	Non-income producing security.
(K)	For this type of option, notional amounts are equivalent to number of contracts.
(L)	The rate shown is the annualized seven-day yield as of 12-31-19.
(M)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	63	Long	Mar 2020	$7,499,599	$7,472,391	$(27,208)
U.S. Treasury Long Bond Futures	7	Long	Mar 2020	1,113,615	1,091,344	(22,271)
Ultra U.S. Treasury Bond Futures	4	Long	Mar 2020	747,070	726,625	(20,445)
10-Year U.S. Treasury Note Futures	5	Short	Mar 2020	(647,534)	(642,109)	5,425
10-Year Ultra U.S. Treasury Bond Futures	12	Short	Mar 2020	(1,708,737)	(1,688,438)	20,299
Euro-Buxl Futures	1	Short	Mar 2020	(228,041)	(222,523)	5,518
						$(38,682)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	1,915,149	AUD	2,791,000	SSB	1/31/2020	—	$(44,824)
USD	75,172	CAD	100,000	NWM	1/2/2020	—	(1,837)
USD	114,010	CAD	150,000	DB	1/6/2020	—	(1,507)
USD	140,224	CAD	185,000	HUS	1/6/2020	—	(2,247)
USD	18,843	CAD	25,000	MSI	1/7/2020	—	(410)
USD	101,586	CAD	135,000	SSB	1/7/2020	—	(2,380)
USD	37,578	CAD	50,000	BNP	1/8/2020	—	(928)
USD	75,828	CAD	100,000	DB	1/8/2020	—	(1,184)
USD	79,660	CAD	105,000	DB	1/10/2020	—	(1,207)
USD	75,098	CAD	100,000	MSI	1/21/2020	—	(1,919)
USD	7,536	CAD	10,000	SSB	1/21/2020	—	(166)
USD	677,718	CAD	892,000	MSI	1/31/2020	—	(9,304)
USD	85,368	CAD	112,000	HUS	2/7/2020	—	(897)
USD	45,696	CAD	60,000	MSI	3/9/2020	—	(521)
USD	38,099	CAD	50,000	MSI	5/22/2020	—	(416)
USD	37,596	CAD	50,000	DB	6/1/2020	—	(918)
USD	64,096	CAD	85,000	SSB	7/7/2020	—	(1,377)
USD	11,414	CAD	15,000	CITI	8/14/2020	—	(140)
USD	30,160	CAD	40,000	MSI	8/14/2020	—	(650)
USD	38,808	EUR	35,000	JPM	1/14/2020	—	(478)
USD	60,780	EUR	55,000	SSB	1/17/2020	—	(967)
USD	27,663	EUR	25,000	MSI	1/31/2020	—	(428)
USD	16,779	EUR	15,000	MSI	3/13/2020	—	(120)
USD	1,800,656	EUR	1,613,000	CITI	3/18/2020	—	(17,143)
USD	16,642	EUR	15,000	MSI	3/30/2020	—	(275)
USD	328,343	GBP	251,000	MSI	3/18/2020	—	(4,817)
USD	582,312	JPY	62,800,000	SCB	1/27/2020	$3,694	—
The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	59,752	JPY	6,450,000	JPM	2/3/2020	$302	—
USD	199,876	JPY	21,700,000	MSI	2/18/2020	—	$(298)
USD	1,022,584	JPY	110,400,000	MSI	3/2/2020	3,458	—
USD	385,189	JPY	41,950,000	MSI	3/23/2020	—	(2,540)
USD	1,355,588	NZD	2,061,000	BNP	1/31/2020	—	(32,371)
						$7,454	$(132,269)
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPM	5,100,000	USD	Fixed 4.318%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2028	—	$(1,048,050)	$(1,048,050)
JPM	2,100,000	USD	Fixed 3.425%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2039	—	(470,369)	(470,369)
								—	$(1,518,419)	$(1,518,419)
Centrally cleared	3,540,000	USD	Fixed 2.360%	USD LIBOR BBA	Semi-Annual	Quarterly	Apr 2024	—	(97,506)	(97,506)
Centrally cleared	3,310,000	USD	Fixed 2.359%	USD LIBOR BBA	Semi-Annual	Quarterly	Apr 2024	—	(91,027)	(91,027)
Centrally cleared	4,720,000	USD	Fixed 2.358%	USD LIBOR BBA	Semi-Annual	Quarterly	Apr 2024	—	(129,587)	(129,587)
Centrally cleared	3,445,000	USD	Fixed 2.363%	USD LIBOR BBA	Semi-Annual	Quarterly	Apr 2024	—	(95,264)	(95,264)
Centrally cleared	1,620,000	USD	Fixed 1.625%	USD Federal Funds Rate Compounded OIS	Annual	Annual	Nov 2026	—	(6,889)	(6,889)
Centrally cleared	1,440,000	USD	Fixed 1.727%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	21,902	21,902
Centrally cleared	865,000	USD	Fixed 1.721%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	13,636	13,636
Centrally cleared	445,000	USD	Fixed 1.716%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	7,221	7,221
Centrally cleared	720,000	USD	Fixed 1.765%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	8,438	8,438
Centrally cleared	720,000	USD	Fixed 1.769%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	8,137	8,137
Centrally cleared	665,000	USD	Fixed 1.770%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	7,455	7,455
Centrally cleared	650,000	USD	Fixed 1.766%	USD LIBOR BBA	Semi-Annual	Quarterly	Oct 2029	—	7,557	7,557
Centrally cleared	1,640,000	USD	Fixed 2.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2047	$(34,486)	(200,764)	(235,250)
								$(34,486)	$(546,691)	$(581,177)
								$(34,486)	$(2,065,110)	$(2,099,596)
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.33	198,000	USD	$198,000	5.000%	Quarterly	Dec 2024	$(14,176)	$(5,212)	$(19,388)
				$198,000				$(14,176)	$(5,212)	$(19,388)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
DB	CMBX.NA.BBB-.6	5.141%	110,000	USD	$110,000	3.000%	Monthly	May 2063	$(17,880)	$12,523	$(5,357)
GSI	CMBX.NA.BBB-.6	5.141%	140,000	USD	140,000	3.000%	Monthly	May 2063	(22,600)	15,432	(7,168)
MSI	CMBX.NA.AAA.12	0.485%	880,000	USD	880,000	0.500%	Monthly	Aug 2061	164	969	1,133
MSI	CMBX.NA.BBB-.6	5.141%	255,000	USD	255,000	3.000%	Monthly	May 2063	(40,063)	27,008	(13,055)
MSI	CMBX.NA.BBB-.6	5.141%	130,000	USD	130,000	3.000%	Monthly	May 2063	(20,765)	14,109	(6,656)
MSI	CMBX.NA.BBB-.6	5.141%	115,000	USD	115,000	3.000%	Monthly	May 2063	(18,719)	12,831	(5,888)
MSI	CMBX.NA.BBB-.6	5.141%	69,000	USD	69,000	3.000%	Monthly	May 2063	(11,237)	7,704	(3,533)
					$1,699,000				$(131,100)	$90,576	$(40,524)
Centrally cleared	CDX.EM.32	1.741%	645,000	USD	645,000	1.000%	Quarterly	Dec 2024	(29,648)	8,060	(21,588)
Centrally cleared	CDX.NA.IG.33	0.453%	2,430,000	USD	2,430,000	1.000%	Quarterly	Dec 2024	54,282	9,537	63,819
					$3,075,000				$24,634	$17,597	$42,231
					$4,774,000				$(106,466)	$108,173	$1,707
The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	U.S. Dollar
Derivatives Abbreviations
BBA	The British Banker's Association
BNP	BNP Paribas
CITI	Citibank, N.A.
DB	Deutsche Bank AG
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
LIBOR	London Interbank Offered Rate
MSI	Morgan Stanley & Co. International PLC
NWM	NatWest Markets PLC
OIS	Overnight Index Swap
OTC	Over-the-counter
SCB	Standard Chartered Bank
SSB	State Street Bank and Trust Company

See Notes to financial statements regarding investment transactions and other derivatives information.
Money Market Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT – 3.5%
U.S. Treasury Bill
1.871%, 02/27/2020	$14,958,100	$14,914,522
2.095%, 01/02/2020	37,427,500	37,425,352
U.S. Treasury Note 1.626%, 09/30/2020	14,649,000	14,621,465
TOTAL U.S. GOVERNMENT (Cost $66,961,339)		$66,961,339
U.S. GOVERNMENT AGENCY – 68.2%
Federal Agricultural Mortgage Corp.
1.612%, (SOFR + 0.050%), 03/18/2020 (A)	7,783,000	7,783,000
1.663%, (SOFR + 0.100%), 08/23/2021 (A)	10,000,000	10,000,000
1.663%, (SOFR + 0.100%), 04/01/2021 (A)	12,000,000	12,000,000
1.754%, (Prime rate - 3.020%), 09/01/2020 (A)	7,526,000	7,526,000
1.764%, (Prime rate - 3.010%), 05/20/2020 (A)	18,866,000	18,866,000
1.786%, (3 month LIBOR - 0.145%), 03/02/2020 (A)	22,919,000	22,919,000
1.820%, (1 month LIBOR + 0.030%), 11/20/2020 (A)	14,808,000	14,808,000
1.878%, 08/20/2020	1,123,000	1,123,000
1.921%, 02/18/2020	18,779,000	18,731,677
Federal Farm Credit Bank
1.569%, (3 month USBMMY + 0.055%), 01/27/2020 (A)	15,770,000	15,770,383
1.616%, (U.S. Federal Funds Effective Rate + 0.120%), 02/18/2020 (A)	22,442,000	22,444,274
1.632%, (U.S. Federal Funds Effective Rate + 0.060%), 04/09/2020 (A)	7,812,000	7,812,000
1.645%, 11/04/2020	14,734,000	14,532,308
1.647%, 07/13/2020	11,093,000	10,996,756
1.658%, (U.S. Federal Funds Effective Rate + 0.085%), 03/10/2021 (A)	18,713,000	18,713,000
Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Farm Credit Bank (continued)
1.668%, (U.S. Federal Funds Effective Rate + 0.095%), 07/26/2021 (A)	$15,093,000	$15,093,000
1.672%, (1 month LIBOR + 0.050%), 02/10/2020 (A)	814,000	814,104
1.698%, (U.S. Federal Funds Effective Rate + 0.120%), 02/09/2021 (A)	7,814,000	7,813,572
1.706%, (1 month LIBOR + 0.050%), 01/27/2020 (A)	738,000	738,085
1.709%, (3 month USBMMY + 0.160%), 01/19/2021 (A)	7,783,000	7,783,000
1.729%, (1 month LIBOR - 0.080%), 06/01/2020 (A)	8,445,000	8,442,271
1.729%, (Prime rate - 3.050%), 12/11/2020 (A)	11,101,000	11,100,475
1.734%, (1 month LIBOR - 0.080%), 05/11/2020 (A)	1,890,000	1,889,500
1.746%, (3 month LIBOR - 0.130%), 02/03/2020 (A)	7,212,000	7,212,331
1.748%, (3 month USBMMY + 0.140%), 05/28/2021 (A)	7,338,000	7,329,713
1.751%, (1 month LIBOR + 0.030%), 05/03/2021 (A)	11,103,000	11,103,000
1.755%, (1 month LIBOR), 10/07/2020 (A)	7,591,000	7,589,805
1.764%, (Prime rate - 3.010%), 06/07/2021 (A)	11,394,000	11,394,000
1.772%, 11/23/2020	737,000	737,000
1.775%, (1 month LIBOR), 06/25/2020 (A)	293,000	293,058
1.785%, (Prime rate - 2.950%), 07/20/2020 (A)	6,941,000	6,942,514
1.790%, (1 month LIBOR + 0.050%), 02/21/2020 (A)	4,888,000	4,888,483
1.793%, (1 month LIBOR + 0.010%), 08/24/2020 (A)	1,204,000	1,204,169

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Farm Credit Bank (continued)
1.800%, (1 month LIBOR + 0.035%), 05/13/2021 (A)	$11,650,000	$11,650,000
1.802%, (3 month LIBOR - 0.120%), 01/27/2020 (A)	10,232,000	10,232,280
1.805%, (Prime rate - 2.970%), 01/24/2020 (A)	16,170,000	16,170,000
1.805%, (1 month LIBOR), 05/26/2020 (A)	2,317,000	2,317,107
1.811%, (1 month LIBOR + 0.160%), 07/01/2021 (A)	366,000	366,447
1.815%, (Prime rate - 2.980%), 02/20/2020 (A)	7,914,000	7,913,780
1.815%, 08/13/2020	18,719,000	18,511,921
1.817%, (1 month LIBOR), 09/25/2020 (A)	16,549,000	16,548,998
1.817%, (1 month LIBOR), 03/26/2020 (A)	18,719,000	18,719,000
1.820%, (1 month LIBOR), 04/27/2020 (A)	19,718,000	19,717,827
1.824%, (1 month LIBOR + 0.035%), 01/19/2021 (A)	7,529,000	7,529,000
1.826%, (3 month LIBOR - 0.135%), 10/29/2020 (A)	15,044,000	15,043,073
1.826%, (Prime rate - 2.930%), 09/24/2020 (A)	776,000	776,109
1.835%, (Prime rate - 2.980%), 11/12/2020 (A)	776,000	775,734
1.838%, (Prime rate - 2.960%), 07/09/2020 (A)	14,000,000	13,998,334
1.840%, (1 month LIBOR + 0.025%), 01/22/2021 (A)	3,773,000	3,772,812
1.840%, (1 month LIBOR + 0.010%), 03/12/2021 (A)	758,000	757,377
1.845%, (1 month LIBOR + 0.010%), 07/30/2020 (A)	10,000,000	9,999,708
1.848%, (1 month LIBOR + 0.025%), 08/25/2020 (A)	7,595,000	7,594,742
1.852%, (Prime rate - 2.930%), 08/27/2020 (A)	8,830,000	8,829,628
1.862%, 04/27/2020	748,000	747,603
1.865%, (Prime rate - 2.915%), 12/17/2020 (A)	6,500,000	6,499,692
1.869%, 04/13/2020	748,000	749,049
1.871%, (1 month LIBOR + 0.110%), 12/10/2021 (A)	11,097,000	11,097,000
1.879%, (1 month LIBOR + 0.010%), 04/19/2021 (A)	758,000	757,231
1.879%, (1 month LIBOR + 0.160%), 10/04/2021 (A)	4,480,000	4,480,000
1.881%, (1 month LIBOR + 0.270%), 05/25/2021 (A)	3,702,000	3,712,557
1.883%, 03/17/2020	14,981,000	14,922,491
1.883%, (3 month LIBOR + 0.010%), 09/20/2021 (A)	3,520,000	3,523,596
1.887%, (1 month LIBOR + 0.160%), 01/25/2021 (A)	758,000	758,729
1.896%, (1 month LIBOR + 0.110%), 09/24/2021 (A)	366,000	366,122
1.897%, (1 month LIBOR + 0.080%), 07/26/2021 (A)	366,000	366,003
1.898%, (1 month LIBOR + 0.080%), 08/25/2021 (A)	11,191,000	11,191,000
1.928%, (1 month LIBOR + 0.110%), 03/25/2021 (A)	7,481,000	7,481,000
2.144%, 06/15/2020	1,220,000	1,215,890
Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Home Loan Bank
1.562%, 01/14/2020	$14,837,000	$14,828,749
1.576%, (SOFR + 0.005%), 01/17/2020 (A)	3,700,000	3,699,985
1.582%, (SOFR + 0.030%), 03/06/2020 (A)	7,400,000	7,400,128
1.587%, (SOFR + 0.025%), 04/22/2020 (A)	7,525,000	7,525,000
1.591%, 01/17/2020	18,516,000	18,503,096
1.593%, 04/01/2020	21,874,000	21,788,418
1.603%, (3 month LIBOR - 0.210%), 02/07/2020 (A)	7,460,000	7,460,787
1.603%, (3 month LIBOR - 0.210%), 02/07/2020 (A)	3,730,000	3,730,393
1.607%, (SOFR + 0.065%), 03/27/2020 (A)	5,875,000	5,875,280
1.610%, (3 month Treasury Bill Rate + 0.070%), 01/30/2020 (A)	7,865,000	7,865,438
1.617%, 03/05/2020	18,545,000	18,543,755
1.617%, 03/27/2020	18,311,000	18,241,492
1.622%, 03/02/2020	22,305,000	22,305,253
1.623%, (SOFR + 0.080%), 05/11/2020 (A)	660,000	660,046
1.624%, (SOFR + 0.020%), 05/14/2020 (A)	390,000	389,940
1.626%, 02/26/2020	10,280,000	10,254,414
1.627%, (3 month LIBOR - 0.150%), 01/17/2020 (A)	1,110,000	1,110,122
1.627%, 03/06/2020	10,000,000	9,971,111
1.631%, 01/15/2020	35,662,000	35,639,708
1.632%, 05/29/2020	18,598,000	18,474,917
1.651%, 03/13/2020	1,035,000	1,035,465
1.652%, 01/29/2020	37,260,000	37,212,850
1.663%, (SOFR + 0.100%), 12/23/2020 (A)	17,210,000	17,210,000
1.668%, (SOFR + 0.105%), 10/01/2020 (A)	6,830,000	6,830,000
1.670%, 08/28/2020	1,330,000	1,329,874
1.673%, 01/22/2020	25,735,000	25,710,253
1.675%, 01/24/2020	18,682,000	18,662,306
1.682%, (1 month LIBOR - 0.095%), 01/02/2020 (A)	1,395,000	1,394,998
1.684%, 01/09/2020	5,362,000	5,360,022
1.702%, 01/02/2020	10,068,000	10,067,531
1.703%, (1 month LIBOR - 0.080%), 02/07/2020 (A)	10,445,000	10,444,469
1.716%, 04/08/2020	8,953,000	8,911,933
1.719%, 01/10/2020	22,459,000	22,449,483
1.727%, 01/08/2020	58,744,000	58,724,548
1.730%, (1 month LIBOR - 0.040%), 04/17/2020 (A)	870,000	869,976
1.777%, 08/19/2020	14,940,000	14,936,134
1.779%, (1 month LIBOR - 0.025%), 04/20/2020 (A)	1,520,000	1,519,934
1.788%, (3 month LIBOR - 0.135%), 12/18/2020 (A)	13,925,000	13,925,119
1.808%, (3 month LIBOR - 0.175%), 05/08/2020 (A)	15,415,000	15,412,030
1.825%, 10/21/2020	18,650,000	18,650,000
1.838%, (1 month LIBOR + 0.050%), 05/20/2021 (A)	3,950,000	3,950,126
1.856%, 08/28/2020	9,920,000	9,916,032
1.871%, (3 month LIBOR - 0.095%), 09/13/2021 (A)	7,735,000	7,728,097
1.874%, 03/25/2020	2,504,000	2,493,249
1.875%, 01/03/2020	37,487,000	37,483,149
1.924%, 03/20/2020	18,720,000	18,642,359

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Home Loan Bank (continued)
1.934%, 06/16/2020	$14,690,000	$14,692,368
2.171%, 05/26/2020	750,000	747,570
2.206%, 07/13/2020	1,505,000	1,501,283
Federal Home Loan Mortgage Corp.
1.572%, (SOFR + 0.020%), 02/28/2020 (A)	26,712,000	26,712,404
1.649%, 03/27/2020	7,447,000	7,418,180
1.651%, 06/29/2020	739,000	738,891
1.673%, 09/28/2020	1,473,000	1,473,038
1.720%, 09/29/2020	1,363,000	1,362,870
1.723%, 04/23/2020	5,996,000	6,010,224
1.772%, 04/13/2020	6,647,000	6,647,387
Federal National Mortgage Association
1.643%, (SOFR + 0.160%), 01/30/2020 (A)	11,628,000	11,628,739
1.651%, 05/18/2020	18,651,000	18,640,695
1.700%, 01/30/2020	11,186,000	11,185,017
2.111%, 03/30/2020	8,636,000	8,620,666
2.141%, 06/30/2020	3,750,000	3,733,544
Tennessee Valley Authority 1.582%, 01/08/2020	14,734,000	14,729,531
TOTAL U.S. GOVERNMENT AGENCY (Cost $1,316,465,694)		$1,316,465,694
REPURCHASE AGREEMENT – 30.2%
Repurchase Agreement with State Street Corp. dated 12-31-19 at 1.540% to be repurchased at $450,038,500 on 1-2-20, collateralized by $451,400,000 U.S. Treasury Inflation Indexed Notes, 0.250% due 7-15-29 (valued at $459,004,736)	450,000,000	450,000,000
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $132,611,050 on 1-2-20, collateralized by $134,556,586 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $135,263,274)	132,600,000	132,600,000
TOTAL REPURCHASE AGREEMENT (Cost $582,600,000)		$582,600,000
Total Investments (Money Market Trust) (Cost $1,966,027,033) – 101.9%		$1,966,027,033
Other assets and liabilities, net – (1.9%)		(36,116,269)
TOTAL NET ASSETS – 100.0%		$1,929,910,764
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield
(A)	Variable rate obligation.
Select Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 45.1%
U.S. Government – 13.4%
U.S. Treasury Bonds
2.250%, 08/15/2049	$195,989,000	$189,894,957
2.750%, 11/15/2042	253,110,000	269,788,516
3.000%, 02/15/2047	204,600,000	229,609,148
U.S. Treasury Inflation Protected Securities 0.250%, 07/15/2029	41,220,440	41,615,910
Select Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes
1.500%, 09/30/2021	$11,755,000	$11,734,139
1.500%, 11/30/2024 (A)	192,560,000	190,814,091
1.625%, 09/30/2026	39,620,000	39,100,978
1.750%, 11/15/2029 (A)	139,706,000	137,487,622
		1,110,045,361
U.S. Government Agency – 31.7%
Federal Home Loan Mortgage Corp.
3.000%, 10/01/2031 to 12/01/2049	531,320,444	543,949,106
3.500%, 01/01/2029 to 11/01/2047	195,456,631	205,550,725
3.500%, 12/01/2049 (B)	24,001,067	24,870,644
4.000%, 09/01/2041 to 12/01/2048	91,164,383	97,040,412
4.500%, 08/01/2040 to 10/01/2041	41,549,076	45,078,682
Federal National Mortgage Association
2.625%, 09/06/2024 (A)	8,300,000	8,632,957
3.000%, 09/01/2027 to 11/01/2049	450,550,097	461,578,172
3.500%, 05/01/2029 to 09/01/2049	551,631,119	577,561,462
4.000%, 05/01/2025 to 10/01/2048	386,576,920	414,134,786
4.500%, 01/01/2027 to 07/01/2048	225,958,950	243,885,627
Government National Mortgage Association
3.500%, 04/20/2046	7,701,287	8,042,183
4.000%, 10/15/2039 to 11/15/2041	6,068,541	6,486,204
		2,636,810,960
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $3,675,017,790)		$3,746,856,321
FOREIGN GOVERNMENT OBLIGATIONS – 0.5%
Qatar – 0.3%
State of Qatar
3.375%, 03/14/2024 (C)	11,857,000	12,405,386
5.103%, 04/23/2048 (C)	8,410,000	10,805,084
		23,210,470
Saudi Arabia – 0.2%
Kingdom of Saudi Arabia 4.375%, 04/16/2029 (C)	15,480,000	17,356,021
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $35,603,965)		$40,566,491
CORPORATE BONDS – 34.6%
Communication services – 2.1%
Activision Blizzard, Inc. 3.400%, 09/15/2026	5,073,000	5,322,162
AT&T, Inc.
3.400%, 05/15/2025	16,255,000	17,025,933
3.800%, 02/15/2027	9,390,000	9,999,254
CC Holdings GS V LLC 3.849%, 04/15/2023	8,365,000	8,764,087
Charter Communications Operating LLC
4.200%, 03/15/2028	14,442,000	15,377,524
4.800%, 03/01/2050	14,778,000	15,529,256
5.750%, 04/01/2048	17,520,000	20,405,055
6.484%, 10/23/2045	15,293,000	19,071,599
Comcast Corp. 3.000%, 02/01/2024	12,675,000	13,130,678
Level 3 Financing, Inc. 3.400%, 03/01/2027 (C)	9,956,000	10,025,991
Verizon Communications, Inc.
4.400%, 11/01/2034	7,105,000	8,220,526
4.862%, 08/21/2046	18,550,000	22,958,072
ViacomCBS, Inc. 3.700%, 08/15/2024	7,165,000	7,579,731
		173,409,868

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary – 3.5%
Amazon.com, Inc.
3.150%, 08/22/2027	$18,425,000	$19,481,702
4.050%, 08/22/2047	10,825,000	12,697,950
Choice Hotels International, Inc. 3.700%, 12/01/2029	11,867,000	11,953,510
Daimler Finance North America LLC
2.700%, 06/14/2024 (C)	6,580,000	6,633,186
3.500%, 08/03/2025 (C)	5,990,000	6,248,216
Dollar Tree, Inc. 4.200%, 05/15/2028	19,755,000	21,166,012
Expedia Group, Inc.
3.250%, 02/15/2030 (C)	13,045,000	12,536,282
3.800%, 02/15/2028	17,575,000	17,909,842
5.000%, 02/15/2026	15,420,000	16,996,403
Ford Motor Credit Company LLC
4.134%, 08/04/2025	27,130,000	27,483,266
5.113%, 05/03/2029	15,357,000	15,806,475
5.875%, 08/02/2021	19,834,000	20,759,607
General Motors Company 4.875%, 10/02/2023	15,077,000	16,174,067
General Motors Financial Company, Inc.
4.000%, 01/15/2025	21,393,000	22,473,597
4.300%, 07/13/2025	11,129,000	11,887,221
Nissan Motor Acceptance Corp. 3.450%, 03/15/2023 (C)	6,650,000	6,791,529
Prosus NV
4.850%, 07/06/2027 (C)	3,610,000	3,933,261
5.500%, 07/21/2025 (C)	8,425,000	9,344,794
QVC, Inc.
4.375%, 03/15/2023	8,605,000	8,877,019
5.125%, 07/02/2022	4,524,000	4,757,978
5.450%, 08/15/2034	3,840,000	3,680,241
Resorts World Las Vegas LLC 4.625%, 04/16/2029 (C)	8,800,000	9,277,091
		286,869,249
Consumer staples – 0.3%
Alimentation Couche-Tard, Inc. 2.700%, 07/26/2022 (C)	7,125,000	7,199,855
Anheuser-Busch InBev Worldwide, Inc. 4.600%, 04/15/2048	10,063,000	11,449,043
Kraft Heinz Foods Company 4.875%, 02/15/2025 (C)	8,105,000	8,327,462
		26,976,360
Energy – 3.5%
Cimarex Energy Company 4.375%, 06/01/2024	6,403,000	6,758,614
Colorado Interstate Gas Company LLC 4.150%, 08/15/2026 (C)	5,555,000	5,824,485
Continental Resources, Inc. 5.000%, 09/15/2022	8,342,000	8,397,591
Enable Midstream Partners LP
3.900%, 05/15/2024	10,067,000	10,305,504
4.150%, 09/15/2029	12,155,000	11,528,946
4.950%, 05/15/2028	9,661,000	9,774,514
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%) 03/01/2078	9,984,000	10,828,547
Energy Transfer Operating LP
4.200%, 04/15/2027	4,472,000	4,678,372
4.250%, 03/15/2023	10,387,000	10,843,130
5.150%, 03/15/2045	9,380,000	9,849,321
5.875%, 01/15/2024	8,500,000	9,403,838
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%) 08/16/2077	15,320,000	15,503,534
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Husky Energy, Inc. 3.950%, 04/15/2022	$9,500,000	$9,823,490
Kinder Morgan Energy Partners LP 7.750%, 03/15/2032	7,325,000	9,969,304
MPLX LP
4.000%, 03/15/2028	7,750,000	8,017,137
4.250%, 12/01/2027 (C)	5,555,000	5,842,123
5.250%, 01/15/2025 (C)	5,370,000	5,635,451
6.375%, 05/01/2024 (C)	9,095,000	9,509,750
Newfield Exploration Company 5.625%, 07/01/2024	7,185,000	7,888,934
ONEOK Partners LP 4.900%, 03/15/2025	4,043,000	4,448,968
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	6,838,000	7,240,107
5.000%, 03/15/2027	8,336,000	9,166,806
5.875%, 06/30/2026	12,829,000	14,720,575
Saudi Arabian Oil Company 2.875%, 04/16/2024 (C)	16,387,000	16,620,562
Schlumberger Holdings Corp. 3.750%, 05/01/2024 (C)	16,660,000	17,543,456
Sunoco Logistics Partners Operations LP
3.900%, 07/15/2026	10,801,000	11,208,857
5.400%, 10/01/2047	8,136,000	8,822,309
The Williams Companies, Inc.
3.750%, 06/15/2027	8,955,000	9,330,120
4.550%, 06/24/2024	16,435,000	17,730,028
TransCanada PipeLines, Ltd. 4.250%, 05/15/2028	6,220,000	6,900,624
		294,114,997
Financials – 10.9%
Ares Capital Corp. 3.625%, 01/19/2022	9,957,000	10,129,723
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) 06/15/2026 (A)(C)(D)	5,540,000	6,322,525
AXA SA 8.600%, 12/15/2030	4,814,000	6,994,017
Banco Santander SA 4.379%, 04/12/2028	10,600,000	11,590,889
Bank of America Corp.
3.950%, 04/21/2025	12,345,000	13,163,748
4.200%, 08/26/2024	6,250,000	6,708,656
4.450%, 03/03/2026	14,180,000	15,561,419
Bank of America Corp. (3.864% to 7-23-23, then 3 month LIBOR + 0.940%) 07/23/2024	20,100,000	21,150,537
Bank of Montreal 3.300%, 02/05/2024	24,810,000	25,841,438
Barclays Bank PLC 10.179%, 06/12/2021 (C)	3,675,000	4,084,249
Barclays PLC 4.375%, 01/12/2026	7,380,000	7,955,138
BPCE SA
4.500%, 03/15/2025 (C)	10,505,000	11,312,741
5.700%, 10/22/2023 (C)	11,475,000	12,667,774
Brighthouse Financial, Inc. 3.700%, 06/22/2027	15,125,000	15,072,332
Cantor Fitzgerald LP 4.875%, 05/01/2024 (C)	12,825,000	13,667,137
Capital One Financial Corp.
3.500%, 06/15/2023	7,840,000	8,142,353
3.900%, 01/29/2024	11,800,000	12,506,319

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc.
3.200%, 10/21/2026	$14,309,000	$14,831,262
4.600%, 03/09/2026	17,119,000	18,829,924
5.500%, 09/13/2025	5,625,000	6,425,664
Danske Bank A/S 5.000%, 01/12/2022 (C)	9,007,000	9,453,923
Discover Bank 2.450%, 09/12/2024	9,842,000	9,811,161
Discover Financial Services
3.950%, 11/06/2024	15,399,000	16,337,483
4.100%, 02/09/2027	4,203,000	4,524,153
Fifth Third Bancorp 2.375%, 01/28/2025	22,134,000	22,148,469
GE Capital International Funding Company Unlimited Company 4.418%, 11/15/2035	15,679,000	16,694,621
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%) 05/18/2024	16,850,000	17,717,945
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) 06/01/2021 (A)(D)	9,420,000	9,879,225
ING Bank NV 5.800%, 09/25/2023 (C)	10,565,000	11,724,613
ING Groep NV 3.550%, 04/09/2024	8,655,000	9,057,617
Jefferies Financial Group, Inc. 5.500%, 10/18/2023	8,015,000	8,710,738
Jefferies Group LLC
4.150%, 01/23/2030	10,245,000	10,848,672
4.850%, 01/15/2027	9,528,000	10,512,671
JPMorgan Chase & Co. 2.950%, 10/01/2026	16,624,000	17,117,319
JPMorgan Chase & Co. (3.960% to 1-29-26, then 3 month LIBOR + 1.245%) 01/29/2027	12,336,000	13,375,808
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) 02/01/2024 (D)	14,980,000	16,916,165
Lazard Group LLC 4.375%, 03/11/2029	7,100,000	7,728,282
Lincoln National Corp. 4.000%, 09/01/2023	4,000,000	4,256,211
Lloyds Banking Group PLC 4.450%, 05/08/2025	20,545,000	22,423,107
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) 11/01/2026 (D)	7,340,000	7,954,725
Macquarie Bank, Ltd. 4.875%, 06/10/2025 (C)	10,730,000	11,607,771
Manufacturers & Traders Trust Company (3 month LIBOR + 0.640%) 2.547%, 12/01/2021 (E)	7,610,000	7,614,409
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%) 12/15/2066	9,277,000	11,364,325
MetLife, Inc. (9.250% to 4-8-38, then 3 month LIBOR + 5.540%) 04/08/2068 (C)	4,695,000	6,913,388
Morgan Stanley 3.875%, 01/27/2026	7,830,000	8,403,007
Nationwide Building Society (3.622% to 4-26-22, then 3 month LIBOR + 1.181%) 04/26/2023 (C)	8,604,000	8,846,706
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Nationwide Building Society (3.960% to 7-18-29, then 3 month LIBOR + 1.855%) 07/18/2030 (C)	$6,885,000	$7,386,375
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) 10/16/2044 (C)	8,555,000	9,346,338
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%) 09/15/2042	18,101,000	19,458,575
Regions Financial Corp. 3.800%, 08/14/2023	17,750,000	18,778,321
Royal Bank of Canada 2.250%, 11/01/2024 (A)	14,700,000	14,767,874
Santander Holdings USA, Inc.
3.244%, 10/05/2026 (C)	18,411,000	18,593,559
3.400%, 01/18/2023	9,125,000	9,350,659
3.500%, 06/07/2024	17,640,000	18,134,270
4.400%, 07/13/2027	4,673,000	5,040,653
Santander UK Group Holdings PLC 4.750%, 09/15/2025 (C)	6,030,000	6,470,094
Stifel Financial Corp. 4.250%, 07/18/2024	7,344,000	7,812,648
Teachers Insurance & Annuity Association of America 4.270%, 05/15/2047 (C)	9,660,000	10,953,354
The Goldman Sachs Group, Inc. 3.850%, 01/26/2027	23,233,000	24,708,782
The PNC Financial Services Group, Inc.
2.200%, 11/01/2024	14,468,000	14,507,901
3.150%, 05/19/2027	3,997,000	4,187,730
3.500%, 01/23/2024	8,302,000	8,736,921
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) 06/01/2023 (D)	7,182,000	7,451,325
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) 08/01/2021 (D)	13,683,000	14,532,714
The Royal Bank of Scotland Group PLC 3.875%, 09/12/2023	11,270,000	11,802,898
The Royal Bank of Scotland Group PLC (3.754% to 11-1-24, then 5 Year CMT + 2.100%) 11/01/2029	4,512,000	4,604,019
The Toronto-Dominion Bank
2.650%, 06/12/2024	16,990,000	17,389,315
3.250%, 03/11/2024 (A)	15,461,000	16,176,284
Truist Financial Corp. 4.000%, 05/01/2025	12,087,000	13,093,130
Wells Fargo & Company 3.550%, 09/29/2025	20,805,000	22,014,648
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) 06/15/2025 (D)	25,435,000	28,296,438
Zions Bancorp NA 3.250%, 10/29/2029	24,340,000	23,866,765
		902,361,949
Health care – 2.4%
AbbVie, Inc.
3.200%, 11/21/2029 (C)	20,707,000	21,052,277
4.250%, 11/21/2049 (C)	5,853,000	6,159,950
AmerisourceBergen Corp. 3.450%, 12/15/2027	12,400,000	12,944,686
Boston Scientific Corp. 3.450%, 03/01/2024	8,281,000	8,657,988
Bristol-Myers Squibb Company
2.900%, 07/26/2024 (C)	20,140,000	20,778,952

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Bristol-Myers Squibb Company (continued)
3.250%, 02/20/2023 (C)	$8,204,000	$8,491,910
CVS Health Corp.
3.000%, 08/15/2026	2,550,000	2,598,640
4.100%, 03/25/2025	11,525,000	12,362,197
5.050%, 03/25/2048	8,829,000	10,431,297
Fresenius Medical Care US Finance III, Inc. 3.750%, 06/15/2029 (C)	17,015,000	17,445,180
GlaxoSmithKline Capital PLC 3.000%, 06/01/2024	13,634,000	14,209,251
HCA, Inc. 4.125%, 06/15/2029	16,042,000	16,998,581
Pfizer, Inc. 2.950%, 03/15/2024	12,905,000	13,390,101
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/2026	16,137,000	16,613,435
Universal Health Services, Inc.
4.750%, 08/01/2022 (C)	8,705,000	8,792,050
5.000%, 06/01/2026 (C)	6,563,000	6,882,946
		197,809,441
Industrials – 4.4%
3M Company 3.250%, 02/14/2024	11,420,000	11,943,849
AerCap Ireland Capital DAC
2.875%, 08/14/2024	11,576,000	11,650,101
5.000%, 10/01/2021	8,640,000	9,056,860
Air Canada 2013-1 Class A Pass Through Trust 4.125%, 11/15/2026 (C)	6,674,348	7,070,430
Air Canada 2017-1 Class B Pass Through Trust 3.700%, 07/15/2027 (C)	9,616,561	9,599,427
Air Lease Corp. 3.625%, 12/01/2027	4,932,000	5,103,220
Aircastle, Ltd. 4.400%, 09/25/2023	5,798,000	6,126,238
America West Airlines 2000-1 Pass Through Trust 8.057%, 01/02/2022	953,531	974,382
American Airlines 2013-1 Class A Pass Through Trust 4.000%, 01/15/2027	4,356,115	4,569,945
American Airlines 2013-2 Class A Pass Through Trust 4.950%, 07/15/2024	9,183,297	9,575,648
American Airlines 2015-1 Class A Pass Through Trust 3.375%, 11/01/2028	10,040,788	10,413,888
American Airlines 2016-1 Class A Pass Through Trust 4.100%, 07/15/2029 (A)	9,430,596	9,994,785
American Airlines 2016-1 Class AA Pass Through Trust 3.575%, 07/15/2029	7,818,947	8,158,500
American Airlines 2017-1 Class A Pass Through Trust 4.000%, 08/15/2030	5,919,069	6,270,283
American Airlines 2017-1 Class AA Pass Through Trust 3.650%, 08/15/2030	9,169,956	9,698,732
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
American Airlines 2017-2 Class A Pass Through Trust 3.600%, 04/15/2031	$5,251,034	$5,330,176
American Airlines 2019-1 Class A Pass Through Trust 3.500%, 08/15/2033	5,270,000	5,435,491
American Airlines 2019-1 Class AA Pass Through Trust 3.150%, 08/15/2033	7,895,000	8,083,156
Ashtead Capital, Inc.
4.250%, 11/01/2029 (C)	4,031,000	4,116,659
5.250%, 08/01/2026 (C)	10,665,000	11,411,550
British Airways 2013-1 Class A Pass Through Trust 4.625%, 06/20/2024 (C)	9,453,172	9,981,038
British Airways 2013-1 Class B Pass Through Trust 5.625%, 12/20/2021 (C)	817,382	823,650
British Airways 2018-1 Class A Pass Through Trust 4.125%, 03/20/2033 (C)	4,715,373	4,980,189
CH Robinson Worldwide, Inc. 4.200%, 04/15/2028	7,980,000	8,703,568
Continental Airlines 2007-1 Class A Pass Through Trust 5.983%, 10/19/2023	6,549,760	6,894,920
Delta Air Lines 2002-1 Class G-1 Pass Through Trust 6.718%, 07/02/2024	1,473,780	1,567,396
Delta Air Lines, Inc.
2.900%, 10/28/2024	15,232,000	15,238,550
3.800%, 04/19/2023	9,835,000	10,198,928
4.375%, 04/19/2028	12,185,000	12,838,733
General Electric Company 5.550%, 01/05/2026	13,902,000	15,946,256
Huntington Ingalls Industries, Inc. 5.000%, 11/15/2025 (C)	10,731,000	11,213,895
IHS Markit, Ltd.
4.000%, 03/01/2026 (A)(C)	12,305,000	12,975,130
4.750%, 02/15/2025 (C)	4,400,000	4,806,648
4.750%, 08/01/2028	6,540,000	7,284,023
JetBlue 2019-1 Class AA Pass Through Trust 2.750%, 11/15/2033	6,930,000	7,010,246
Owens Corning 3.950%, 08/15/2029	7,342,000	7,631,958
The Boeing Company 3.200%, 03/01/2029	19,955,000	20,782,769
United Airlines 2014-2 Class A Pass Through Trust 3.750%, 03/03/2028	10,250,210	10,768,532
United Airlines 2014-2 Class B Pass Through Trust 4.625%, 03/03/2024	6,007,469	6,284,952
United Airlines 2016-1 Class A Pass Through Trust 3.450%, 01/07/2030	9,369,579	9,593,503
United Airlines 2016-1 Class B Pass Through Trust 3.650%, 01/07/2026	11,046,614	11,166,160
United Airlines 2018-1 Class B Pass Through Trust 4.600%, 03/01/2026	3,415,297	3,526,032

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
United Airlines 2019-1 Class A Pass Through Trust 4.550%, 02/25/2033 (A)	$7,344,381	$7,933,830
US Airways 2010-1 Class A Pass Through Trust 6.250%, 10/22/2024	2,168,243	2,332,305
US Airways 2012-1 Class A Pass Through Trust 5.900%, 04/01/2026	3,665,157	4,058,599
		369,125,130
Information technology – 4.4%
Broadcom Corp.
3.125%, 01/15/2025	7,165,000	7,248,309
3.875%, 01/15/2027	32,210,000	33,422,932
Broadcom, Inc. 4.750%, 04/15/2029 (A)(C)	12,618,000	13,796,763
Dell International LLC
4.900%, 10/01/2026 (C)	14,265,000	15,692,075
5.300%, 10/01/2029 (C)	14,612,000	16,454,109
8.350%, 07/15/2046 (C)	15,299,000	21,031,013
Fiserv, Inc.
2.750%, 07/01/2024	9,153,000	9,307,603
3.200%, 07/01/2026	13,445,000	13,907,050
Hewlett Packard Enterprise Company 4.900%, 10/15/2025	10,926,000	12,132,424
KLA Corp. 4.100%, 03/15/2029	7,998,000	8,751,277
Lam Research Corp.
4.000%, 03/15/2029	15,993,000	17,610,141
4.875%, 03/15/2049	8,624,000	10,795,517
Marvell Technology Group, Ltd. 4.875%, 06/22/2028	13,240,000	14,612,759
Microchip Technology, Inc. 4.333%, 06/01/2023	22,409,000	23,658,706
Micron Technology, Inc.
4.185%, 02/15/2027	22,885,000	24,477,609
4.975%, 02/06/2026	5,300,000	5,879,044
5.327%, 02/06/2029	20,174,000	23,121,544
Microsoft Corp. 4.450%, 11/03/2045	7,583,000	9,466,298
Motorola Solutions, Inc. 4.600%, 02/23/2028	16,576,000	17,962,209
NXP BV
3.875%, 06/18/2026 (C)	7,722,000	8,182,524
4.875%, 03/01/2024 (C)	8,705,000	9,486,960
PayPal Holdings, Inc.
2.400%, 10/01/2024	12,356,000	12,470,887
2.850%, 10/01/2029	14,655,000	14,728,557
Seagate HDD Cayman 4.750%, 01/01/2025 (A)	11,170,000	11,930,972
Tech Data Corp. 3.700%, 02/15/2022	5,593,000	5,715,039
		361,842,321
Materials – 0.6%
Albemarle Wodgina Pty, Ltd. 3.450%, 11/15/2029 (C)	8,000,000	7,991,576
Anglo American Capital PLC 4.750%, 04/10/2027 (C)	9,195,000	10,047,150
Newmont Goldcorp Corp. 2.800%, 10/01/2029	5,113,000	5,058,138
Orbia Advance Corp. SAB de CV 5.500%, 01/15/2048 (C)	8,820,000	9,007,513
Syngenta Finance NV
4.441%, 04/24/2023 (C)	10,880,000	11,355,602
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Syngenta Finance NV (continued)
5.676%, 04/24/2048 (C)	$5,180,000	$5,386,294
		48,846,273
Real estate – 1.3%
American Homes 4 Rent LP 4.250%, 02/15/2028	10,505,000	11,177,827
American Tower Corp.
2.950%, 01/15/2025	7,845,000	8,014,959
3.550%, 07/15/2027	16,680,000	17,472,260
3.800%, 08/15/2029	6,600,000	7,046,318
CyrusOne LP 3.450%, 11/15/2029	6,529,000	6,546,889
Equinix, Inc. 3.200%, 11/18/2029	12,725,000	12,772,337
GLP Capital LP
3.350%, 09/01/2024 (A)	4,360,000	4,450,296
5.375%, 04/15/2026	9,005,000	9,954,127
SBA Tower Trust
2.836%, 01/15/2025 (C)	10,899,000	11,005,308
3.722%, 04/09/2048 (C)	14,665,000	14,979,404
Ventas Realty LP 3.500%, 02/01/2025	8,315,000	8,675,871
		112,095,596
Utilities – 1.2%
ABY Transmision Sur SA 6.875%, 04/30/2043 (C)	5,019,938	6,343,996
CenterPoint Energy, Inc. 2.500%, 09/01/2024	5,335,000	5,337,892
Emera US Finance LP 3.550%, 06/15/2026	6,192,000	6,426,313
NextEra Energy Capital Holdings, Inc. 3.550%, 05/01/2027	16,740,000	17,766,347
NRG Energy, Inc. 3.750%, 06/15/2024 (C)	6,545,000	6,762,212
Oncor Electric Delivery Company LLC 2.750%, 06/01/2024	15,375,000	15,554,039
Vistra Operations Company LLC
3.550%, 07/15/2024 (C)	14,050,000	14,220,799
3.700%, 01/30/2027 (C)	12,728,000	12,633,493
4.300%, 07/15/2029 (C)	12,250,000	12,480,355
		97,525,446
TOTAL CORPORATE BONDS (Cost $2,723,070,588)		$2,870,976,630
MUNICIPAL BONDS – 0.1%
Foothill-Eastern Transportation Corridor Agency 4.094%, 01/15/2049	7,076,000	7,064,325
TOTAL MUNICIPAL BONDS (Cost $7,076,000)		$7,064,325
COLLATERALIZED MORTGAGE OBLIGATIONS – 7.6%
Commercial and residential – 4.1%
Arroyo Mortgage Trust Series 2019-3, Class A1 2.962%, 10/25/2048 (C)(F)	7,336,926	7,368,375
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class C, 3.596%, 04/14/2033 (C)(F)	4,885,000	5,065,592
Series 2019-BPR, Class DNM, 3.842%, 11/05/2032 (C)(F)	5,605,000	5,562,400
Benchmark Mortgage Trust
Series 2018-B1, Class A2, 3.571%, 01/15/2051	12,340,000	12,748,680

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Benchmark Mortgage Trust (continued)
Series 2018-B7, Class A2, 4.377%, 05/15/2053	$11,785,000	$12,592,569
BENCHMARK Mortgage Trust
Series 2019-B12, Class A2, 3.001%, 08/15/2052	11,185,000	11,482,053
Series 2019-B14, Class A2, 2.915%, 12/15/2062	8,961,000	9,175,098
BRAVO Residential Funding Trust Series 2019-NQM1, Class A1 2.666%, 07/25/2059 (C)(F)	5,472,112	5,468,736
Bunker Hill Loan Depositary Trust Series 2019-2, Class A1 2.879%, 07/25/2049 (C)	17,611,555	17,650,903
BX Commercial Mortgage Trust Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) 3.061%, 03/15/2037 (C)(E)	2,722,000	2,723,780
Cantor Commercial Real Estate Lending Series 2019-CF1, Class A2 3.623%, 05/15/2052	12,780,000	13,433,445
Citigroup Commercial Mortgage Trust
Series 2015-GC29, Class A3, 2.935%, 04/10/2048	7,495,000	7,680,745
Series 2015-GC29, Class A4, 3.192%, 04/10/2048	8,650,000	8,966,339
Series 2015-GC33, Class A4, 3.778%, 09/10/2058	10,860,000	11,600,890
Series 2019-PRM, Class A, 3.341%, 05/10/2036 (C)	10,020,000	10,370,559
Series 2019-SMRT, Class A, 4.149%, 01/10/2036 (C)	9,645,000	10,237,939
COLT Mortgage Loan Trust Series 2018-2, Class A1 3.470%, 07/27/2048 (C)(F)	1,238,377	1,241,410
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2014-CR20, Class A3, 3.326%, 11/10/2047	18,450,000	19,227,693
Series 2016-CR28, Class A3, 3.495%, 02/10/2049	4,415,000	4,646,591
CSMC Trust Series 2019-AFC1, Class A1 2.573%, 07/25/2049 (C)	12,223,742	12,171,665
Galton Funding Mortgage Trust Series 2018-1, Class A43 3.500%, 11/25/2057 (C)(F)	3,386,230	3,398,133
GS Mortgage Securities Trust
Series 2013-GC12, Class A3, 2.860%, 06/10/2046	11,420,000	11,592,082
Series 2015-GC30, Class A3, 3.119%, 05/10/2050	9,880,000	10,200,725
Series 2015-GC34, Class A3, 3.244%, 10/10/2048	13,195,000	13,699,867
Series 2019-GC40, Class A2, 2.971%, 07/10/2052	10,505,000	10,748,670
Irvine Core Office Trust Series 2013-IRV, Class A2 3.173%, 05/15/2048 (C)(F)	7,750,000	7,957,477
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 08/15/2048	11,285,000	12,069,480
Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
JPMCC Commercial Mortgage Securities Trust Series 2019-COR5, Class A2 3.149%, 06/13/2052	$21,510,000	$22,156,513
KNDL Mortgage Trust Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) 2.790%, 05/15/2036 (C)(E)	8,830,000	8,824,893
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A5 3.635%, 10/15/2048	5,275,000	5,590,314
Morgan Stanley Capital I Trust Series 2017-CLS, Class D (1 month LIBOR + 1.400%) 3.140%, 11/15/2034 (C)(E)	5,105,000	5,104,991
Motel 6 Trust Series 2017-MTL6, Class C (1 month LIBOR + 1.400%) 3.140%, 08/15/2034 (C)(E)	5	5
Towd Point Mortgage Trust Series 2019-4, Class A1 2.900%, 10/25/2059 (C)(F)	8,058,148	8,099,622
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class A2, 2.954%, 12/15/2047	1,970,767	1,968,698
Series 2016-C33, Class A3, 3.162%, 03/15/2059	10,130,000	10,518,765
Series 2019-C51, Class A2, 3.039%, 06/15/2052	15,310,000	15,771,638
		337,117,335
U.S. Government Agency – 3.5%
Federal Home Loan Mortgage Corp.
Series K017, Class X1 IO, 1.291%, 12/25/2021	126,760,580	2,464,631
Series K018, Class X1 IO, 1.300%, 01/25/2022	102,486,346	2,119,510
Series K021, Class X1 IO, 1.425%, 06/25/2022	30,568,216	915,692
Series K022, Class X1 IO, 1.214%, 07/25/2022	313,019,336	7,947,999
Series K026, Class X1 IO, 0.979%, 11/25/2022	157,516,217	3,657,338
Series K038, Class A2, 3.389%, 03/25/2024	5,438,000	5,708,388
Series K038, Class X1 IO, 1.133%, 03/25/2024	229,533,090	9,150,727
Series K040, Class A2, 3.241%, 09/25/2024	20,939,000	21,960,141
Series K041, Class A2, 3.171%, 10/25/2024	7,360,000	7,701,309
Series K042, Class A2, 2.670%, 12/25/2024	8,025,000	8,218,390
Series K043, Class A2, 3.062%, 12/25/2024	14,729,000	15,365,001
Series K044, Class A2, 2.811%, 01/25/2025	5,530,000	5,694,579
Series K048, Class A2, 3.284%, 06/25/2025 (F)	11,155,000	11,759,211
Series K048, Class X1 IO, 0.246%, 06/25/2025	163,012,954	1,970,484
Series K049, Class A2, 3.010%, 07/25/2025	17,500,000	18,216,023

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series K050, Class A2, 3.334%, 08/25/2025 (F)	$12,204,000	$12,902,589
Series K052, Class A2, 3.151%, 11/25/2025	5,015,000	5,262,575
Series K064, Class A1, 2.891%, 10/25/2026	7,813,929	8,045,105
Series K727, Class A2, 2.946%, 07/25/2024	28,282,000	29,127,578
Series K728, Class A2, 3.064%, 08/25/2024 (F)	17,925,000	18,590,509
Series K729, Class A2, 3.136%, 10/25/2024	14,605,000	15,251,433
Series KIR3, Class A1, 3.038%, 08/25/2027	17,980,000	18,656,832
Government National Mortgage Association
Series 2012-114, Class IO, 0.786%, 01/16/2053	34,385,680	1,527,532
Series 2016-174, Class IO, 0.892%, 11/16/2056	62,775,933	4,477,832
Series 2017-109, Class IO, 0.600%, 04/16/2057	82,423,228	4,126,016
Series 2017-124, Class IO, 0.709%, 01/16/2059	106,288,734	6,454,107
Series 2017-135, Class IO, 0.839%, 10/16/2058	69,745,431	4,456,126
Series 2017-140, Class IO, 0.609%, 02/16/2059	61,562,158	3,423,533
Series 2017-159, Class IO, 0.544%, 06/16/2059	80,673,205	4,082,113
Series 2017-20, Class IO, 0.743%, 12/16/2058	133,203,450	7,580,076
Series 2017-22, Class IO, 0.933%, 12/16/2057	42,478,332	3,177,982
Series 2017-41, Class IO, 0.791%, 07/16/2058	92,469,000	5,523,469
Series 2017-46, Class IO, 0.620%, 11/16/2057	100,753,728	5,503,693
Series 2017-61, Class IO, 0.764%, 05/16/2059	61,019,703	4,026,178
Series 2018-158, Class IO, 0.727%, 05/16/2061	83,864,904	6,125,501
Series 2018-69, Class IO, 0.554%, 04/16/2060	67,766,147	3,967,362
		295,137,564
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $644,937,003)		$632,254,899
ASSET BACKED SECURITIES – 10.3%
AccessLex Institute
Series 2005-1, Class A4 (3 month LIBOR + 0.210%) 2.138%, 06/22/2037 (E)	5,687,047	5,390,438
Series 2006-1, Class A3 (3 month LIBOR + 0.200%) 2.110%, 08/25/2037 (E)	14,210,337	13,534,242
Series 2007-A, Class A3 (3 month LIBOR + 0.300%) 2.209%, 05/25/2036 (E)	7,623,964	7,450,208
Ally Auto Receivables Trust Series 2018-2, Class A4 3.090%, 06/15/2023	16,630,000	16,907,600
Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Ally Master Owner Trust Series 2018-1, Class A2 2.700%, 01/17/2023	$12,910,000	$13,000,903
American Express Credit Account Master Trust Series 2018-8, Class A 3.180%, 04/15/2024	45,843,000	46,857,208
Americredit Automobile Receivables Trust
Series 2018-2, Class C 3.590%, 06/18/2024	6,580,000	6,770,833
Series 2018-3, Class C 3.740%, 10/18/2024	5,184,000	5,380,926
Applebee's Funding LLC Series 2019-1A, Class A2I 4.194%, 06/07/2049 (C)	13,311,000	13,494,159
ARI Fleet Lease Trust Series 2018-B, Class A2 3.220%, 08/16/2027 (C)	14,204,740	14,328,527
Avis Budget Rental Car Funding AESOP LLC
Series 2019-1A, Class A 3.450%, 03/20/2023 (C)	7,856,000	8,035,103
Series 2019-3A, Class A 2.360%, 03/20/2026 (C)	10,207,000	10,108,278
CenterPoint Energy Restoration Bond Company LLC Series 2009-1, Class A3 4.243%, 08/15/2023	7,016,410	7,227,233
CLI Funding LLC Series 2018-1A, Class A 4.030%, 04/18/2043 (C)	11,497,435	11,574,584
CNH Equipment Trust
Series 2017-C, Class A3 2.080%, 02/15/2023	6,500,608	6,505,514
Series 2018-B, Class A3 3.190%, 11/15/2023	14,571,000	14,793,735
Coinstar Funding LLC Series 2017-1A, Class A2 5.216%, 04/25/2047 (C)	12,085,125	12,392,364
Corevest American Finance Trust Series 2019-3, Class A 2.705%, 10/15/2052 (C)	2,425,983	2,423,757
DLL LLC Series 2018-ST2, Class A4 3.590%, 06/20/2024 (C)	18,019,000	18,461,875
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 4.118%, 07/25/2047 (C)	16,116,100	16,693,701
DRB Prime Student Loan Trust
Series 2015-D, Class A2 3.200%, 01/25/2040 (C)	5,592,491	5,633,894
Series 2016-B, Class A2 2.890%, 06/25/2040 (C)	6,982,930	6,979,816
Driven Brands Funding LLC Series 2015-1A, Class A2 5.216%, 07/20/2045 (C)	6,504,000	6,636,682
Elara HGV Timeshare Issuer LLC Series 2019-A, Class A 2.610%, 01/25/2034 (C)	10,887,914	10,816,194
Five Guys Funding LLC Series 2017-1A, Class A2 4.600%, 07/25/2047 (C)	9,954,775	10,323,201
Ford Credit Auto Owner Trust
Series 2018-1, Class A 3.190%, 07/15/2031 (C)	25,519,000	26,509,923

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust (continued)
Series 2018-2, Class A 3.470%, 01/15/2030 (C)	$12,177,000	$12,707,502
Ford Credit Floorplan Master Owner Trust
Series 2017-2, Class A1 2.160%, 09/15/2022	17,000,000	17,018,843
Series 2018-3, Class A1 3.520%, 10/15/2023	14,650,000	15,024,470
Series 2019-2, Class A 3.060%, 04/15/2026	16,032,000	16,546,978
GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class A4 2.130%, 03/16/2023 (C)	15,965,000	15,980,397
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A 2.900%, 04/15/2026 (C)	15,385,000	15,715,741
Goal Capital Funding Trust Series 2005-2, Class A4 (3 month LIBOR + 0.200%) 2.110%, 08/25/2044 (E)	16,499,105	15,871,974
Golden Credit Card Trust
Series 2018-1A, Class A 2.620%, 01/15/2023 (C)	48,545,000	48,875,960
Series 2018-4A, Class A 3.440%, 10/15/2025 (C)	25,220,000	26,281,005
Great American Auto Leasing, Inc. Series 2019-1, Class A4 3.210%, 02/18/2025 (C)	8,484,000	8,675,763
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.540%, 02/25/2032 (C)	3,661,742	3,764,344
Home Partners of America Trust Series 2019-1, Class A 2.908%, 09/17/2039 (C)	16,487,170	16,402,002
Honda Auto Receivables Owner Trust Series 2018-2, Class A4 3.160%, 08/19/2024	12,635,000	12,901,161
Jack in the Box Funding LLC
Series 2019-1A, Class A23 4.970%, 08/25/2049 (C)	5,455,000	5,502,240
Series 2019-1A, Class A2I 3.982%, 08/25/2049 (C)	6,295,000	6,341,394
KeyCorp Student Loan Trust Series 2004-A, Class 1A2 (3 month LIBOR + 0.240%) 2.176%, 10/27/2042 (E)	4,062,479	3,937,460
Laurel Road Prime Student Loan Trust Series 2019-A, Class A2FX 2.730%, 10/25/2048 (C)	6,725,000	6,680,450
MMAF Equipment Finance LLC
Series 2017-B, Class A3 2.210%, 10/17/2022 (C)	11,165,502	11,172,433
Series 2019-A, Class A3 3.270%, 11/13/2023 (C)	7,786,000	7,895,799
MVW Owner Trust
Series 2014-1A, Class A 2.250%, 09/22/2031 (C)	1,371,439	1,369,597
Series 2018-1A, Class A 3.450%, 01/21/2036 (C)	10,242,163	10,523,914
Navient Private Education Loan Trust Series 2016-AA, Class A2A 3.910%, 12/15/2045 (C)	3,826,597	3,961,075
Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust
Series 2019-EA, Class A2A 2.640%, 05/15/2068 (C)	$8,410,000	$8,337,452
Series 2019-FA, Class A2 2.600%, 08/15/2068 (C)	12,715,000	12,685,834
Nelnet Student Loan Trust Series 2004-4, Class A5 (3 month LIBOR + 0.160%) 2.100%, 01/25/2037 (E)	7,351,908	7,182,317
NextGear Floorplan Master Owner Trust
Series 2018-1A, Class A2 3.220%, 02/15/2023 (C)	3,720,000	3,763,341
Series 2018-2A, Class A2 3.690%, 10/15/2023 (C)	8,635,000	8,858,544
Nissan Auto Receivables Owner Trust Series 2018-C, Class A3 3.220%, 06/15/2023	10,450,000	10,647,780
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A 3.193%, 01/25/2023 (C)	3,507,953	3,518,695
Series 2018-PLS2, Class A 3.265%, 02/25/2023 (C)	5,111,229	5,115,005
PFS Financing Corp. Series 2018-F, Class A 3.520%, 10/15/2023 (C)	10,260,000	10,468,366
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.510%, 01/26/2032 (C)	9,771,000	9,723,640
Sesac Finance LLC Series 2019-1, Class A2 5.216%, 07/25/2049 (C)	9,087,225	9,381,651
Sierra Timeshare Receivables Funding LLC
Series 2018-2A, Class A 3.500%, 06/20/2035 (C)	3,944,575	4,005,652
Series 2018-3A, Class A 3.690%, 09/20/2035 (C)	4,460,736	4,561,970
SMB Private Education Loan Trust
Series 2015-C, Class A2A 2.750%, 07/15/2027 (C)	3,956,226	3,974,175
Series 2016-A, Class A2A 2.700%, 05/15/2031 (C)	15,085,520	15,116,569
Series 2019-B, Class A2A 2.840%, 06/15/2037 (C)	14,040,000	14,088,723
SunTrust Student Loan Trust Series 2006-1A, Class A4 (3 month LIBOR + 0.190%) 2.126%, 10/28/2037 (C)(E)	20,681,384	19,931,672
Taco Bell Funding LLC Series 2018-1A, Class A2I 4.318%, 11/25/2048 (C)	15,336,090	15,691,581
Towd Point Mortgage Trust
Series 2016-5, Class A1 2.500%, 10/25/2056 (C)(F)	10,290,210	10,288,332
Series 2017-1, Class A1 2.750%, 10/25/2056 (C)(F)	3,610,869	3,634,591
Series 2017-2, Class A1 2.750%, 04/25/2057 (C)(F)	2,781,639	2,799,453
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.560%, 11/25/2031 (C)	29,786,000	30,226,982
Triton Container Finance V LLC Series 2018-1A, Class A 3.950%, 03/20/2043 (C)	12,309,000	12,364,194

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A4 3.150%, 07/22/2024	$8,350,000	$8,530,994
VSE VOI Mortgage LLC Series 2017-A, Class A 2.330%, 03/20/2035 (C)	6,334,639	6,331,065
Westgate Resorts LLC Series 2016-1A, Class A 3.500%, 12/20/2028 (C)	1,963,218	1,969,056
Westlake Automobile Receivables Trust Series 2019-1A, Class C 4.050%, 03/15/2024 (C)	6,231,000	6,305,201
TOTAL ASSET BACKED SECURITIES (Cost $841,719,243)		$850,884,235
PREFERRED SECURITIES – 0.0%
Utilities – 0.0%
Dominion Energy, Inc., 7.250%	12,915	1,381,776
DTE Energy Company, 6.250%	15,402	789,507
The Southern Company, 6.750%	19,330	1,041,887
TOTAL PREFERRED SECURITIES (Cost $3,028,099)		$3,213,170
SHORT-TERM INVESTMENTS – 3.5%
U.S. Government Agency – 1.1%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	$10,844,000	10,844,000
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	36,456,000	36,456,000
Federal Home Loan Mortgage Corp. Discount Note 1.050%, 01/02/2020 *	39,287,000	39,287,000
		86,587,000
Short-term funds – 2.3%
John Hancock Collateral Trust, 1.7338% (G)(H)	19,021,375	190,322,173
Repurchase agreement – 0.1%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $7,576,631 on 1-2-20, collateralized by $7,687,830 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $7,728,207)	$7,576,000	7,576,000
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $3,757,115 on 1-2-20, collateralized by $3,800,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $3,834,002)	3,757,000	3,757,000
		11,333,000
TOTAL SHORT-TERM INVESTMENTS (Cost $288,240,863)		$288,242,173
Total Investments (Select Bond Trust) (Cost $8,218,693,551) – 101.7%		$8,440,058,244
Other assets and liabilities, net – (1.7%)		(138,314,140)
TOTAL NET ASSETS – 100.0%		$8,301,744,104
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 12-31-19.
Select Bond Trust (continued)
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,415,299,457 or 17.0% of the fund's net assets as of 12-31-19.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	The rate shown is the annualized seven-day yield as of 12-31-19.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Short Term Government Income Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 91.5%
U.S. Government – 40.1%
U.S. Treasury Inflation Protected Securities 0.625%, 04/15/2023	$1,812,948	$1,840,922
U.S. Treasury Notes
1.125%, 06/30/2021	3,033,000	3,011,191
1.250%, 03/31/2021	1,195,000	1,189,381
1.500%, 09/15/2022	4,000,000	3,988,750
1.625%, 06/30/2021	7,500,000	7,501,537
1.750%, 11/30/2021	3,275,000	3,284,151
1.875%, 04/30/2022 to 07/31/2022	14,215,000	14,307,534
2.000%, 05/31/2024	4,500,000	4,558,337
2.125%, 03/31/2024	2,700,000	2,747,838
2.625%, 06/30/2023	5,485,000	5,666,704
2.750%, 08/15/2021 to 07/31/2023	6,305,000	6,482,039
2.875%, 11/15/2021 to 11/30/2023	16,245,000	16,915,479
		71,493,863
U.S. Government Agency – 51.4%
Federal Agricultural Mortgage Corp.
1.640%, 04/17/2020	3,885,000	3,883,911
1.675%, 02/24/2020	1,875,000	1,875,021
1.750%, 06/15/2020	2,055,000	2,055,378
2.000%, 01/15/2021	4,965,000	4,984,738
Federal Farm Credit Bank
1.440%, 08/16/2021	4,620,000	4,598,126
1.680%, 04/05/2021	2,345,000	2,341,164
2.990%, 04/16/2026	4,500,000	4,512,833
Federal Home Loan Bank
1.700%, 04/26/2021	2,940,000	2,939,498
1.875%, 11/29/2021	1,960,000	1,969,915
2.875%, 09/13/2024	5,500,000	5,782,759
Federal Home Loan Mortgage Corp.
2.375%, 02/16/2021	3,000,000	3,025,173
2.500%, 09/01/2034	3,909,709	3,947,399
2.719%, (12 month LIBOR + 1.618%), 05/01/2045 (A)	1,414,133	1,449,584
3.000%, 07/01/2030 to 12/01/2032	5,237,297	5,385,879
3.500%, 04/01/2032	2,031,085	2,120,557
7.000%, 04/01/2031 to 04/01/2032	547	630

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association
2.125%, 04/24/2026	$1,000,000	$1,014,070
2.500%, 10/01/2027 to 09/01/2034	5,066,117	5,117,112
2.625%, 01/11/2022	5,000,000	5,099,144
2.875%, 09/12/2023	7,005,000	7,306,889
3.000%, 03/01/2028 to 09/01/2034	13,182,130	13,549,872
3.500%, 05/01/2033 to 06/01/2034	2,036,633	2,124,824
6.500%, 01/01/2039	463,097	542,373
7.000%, 12/01/2026 to 01/01/2029	1,390	1,563
7.500%, 01/01/2031	575	671
8.000%, 10/01/2024 to 09/01/2030	1,035	1,193
Government National Mortgage Association 7.500%, 01/15/2027 to 03/15/2027	256	285
Tennessee Valley Authority 3.875%, 02/15/2021	5,815,000	5,955,022
		91,585,583
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $161,502,805)		$163,079,446
MUNICIPAL BONDS – 4.5%
City of Houston (Texas)
2.110%, 03/01/2025	1,000,000	997,310
3.628%, 05/15/2024	1,000,000	1,069,920
City of New York (New York)
1.990%, 10/01/2026	1,000,000	972,940
3.250%, 03/01/2024	1,000,000	1,047,630
County of Orange FL Sales Tax Revenue 2.280%, 01/01/2026	1,000,000	998,060
Los Angeles Unified School District 1.540%, 09/15/2025	1,000,000	953,620
New York State Urban Development Corp. 3.080%, 03/15/2024	1,000,000	1,040,350
State of California 2.375%, 10/01/2026	1,000,000	1,002,340
TOTAL MUNICIPAL BONDS (Cost $8,126,270)		$8,082,170
COLLATERALIZED MORTGAGE OBLIGATIONS – 2.3%
U.S. Government Agency – 2.3%
Federal Home Loan Mortgage Corp.
Series K017, Class X1 IO, 1.291%, 12/25/2021	21,712,302	422,157
Series K018, Class X1 IO, 1.300%, 01/25/2022	4,210,264	87,072
Series K022, Class X1 IO, 1.214%, 07/25/2022	11,096,008	281,743
Series K026, Class X1 IO, 0.979%, 11/25/2022	5,305,721	123,192
Series K030, Class X1 IO, 0.183%, 04/25/2023	136,377,819	742,182
Series K038, Class X1 IO, 1.133%, 03/25/2024	7,989,490	318,515
Series K718, Class X1 IO, 0.607%, 01/25/2022	19,150,018	187,854
Government National Mortgage Association
Series 2012-114, Class IO, 0.786%, 01/16/2053	2,341,626	104,023
Series 2017-109, Class IO, 0.600%, 04/16/2057	2,710,535	135,686
Series 2017-124, Class IO, 0.709%, 01/16/2059	3,502,241	212,665
Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2017-140, Class IO, 0.609%, 02/16/2059	$2,049,371	$113,968
Series 2017-20, Class IO, 0.743%, 12/16/2058	4,718,231	268,496
Series 2017-41, Class IO, 0.791%, 07/16/2058	3,209,476	191,712
Series 2017-46, Class IO, 0.620%, 11/16/2057	3,497,801	191,068
Series 2017-61, Class IO, 0.764%, 05/16/2059	2,102,631	138,735
Series 2017-74, Class IO, 0.775%, 09/16/2058	3,673,439	202,734
Series 2017-89, Class IO, 0.765%, 07/16/2059	3,710,396	244,703
Series 2018-9, Class IO, 0.559%, 01/16/2060	2,535,317	135,443
		4,101,948
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,425,840)		$4,101,948
SHORT-TERM INVESTMENTS – 1.1%
U.S. Government Agency – 0.9%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	206,000	206,000
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	692,000	692,000
Federal Home Loan Mortgage Corp. Discount Note 1.050%, 01/02/2020 *	745,000	745,000
		1,643,000
Repurchase agreement – 0.2%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $144,012 on 1-2-20, collateralized by $146,223 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $146,991)	144,000	144,000
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $203,006 on 1-2-20, collateralized by $210,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $211,879)	203,000	203,000
		347,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,989,948)		$1,990,000
Total Investments (Short Term Government Income Trust) (Cost $176,044,863) – 99.4%		$177,253,564
Other assets and liabilities, net – 0.6%		983,394
TOTAL NET ASSETS – 100.0%		$178,236,958
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	40	Long	Mar 2020	$8,623,671	$8,620,000	$(3,671)
						$(3,671)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Strategic Income Opportunities Trust
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 11.8%
U.S. Government – 9.0%
U.S. Treasury Bonds
2.750%, 11/15/2042		$5,385,000	$5,739,841
3.000%, 02/15/2049		6,860,000	7,730,111
3.125%, 02/15/2043		6,175,000	6,994,576
4.375%, 02/15/2038		3,920,000	5,208,394
U.S. Treasury Notes
2.000%, 11/15/2026		2,990,000	3,021,086
2.375%, 02/29/2024 to 05/15/2029		11,440,000	11,834,097
2.625%, 02/15/2029		2,345,000	2,483,427
			43,011,532
U.S. Government Agency – 2.8%
Federal Home Loan Mortgage Corp. 3.500%, 12/01/2049		2,680,775	2,787,117
Federal National Mortgage Association
3.000%, 04/01/2046 to 12/01/2049 (A)		5,046,694	5,153,122
3.000%, 11/01/2046 to 11/01/2049		5,143,017	5,269,573
			13,209,812
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $53,118,153)			$56,221,344
FOREIGN GOVERNMENT OBLIGATIONS – 22.4%
Australia – 0.2%
New South Wales Treasury Corp. 4.000%, 04/08/2021	AUD	650,000	473,065
Queensland Treasury Corp. 6.250%, 02/21/2020		810,000	572,345
			1,045,410
Austria – 0.3%
Republic of Austria 0.500%, 02/20/2029 (B)	EUR	1,105,000	1,292,011
Brazil – 1.7%
Federative Republic of Brazil
10.000%, 01/01/2021	BRL	9,560,000	2,498,168
10.000%, 01/01/2023		21,135,000	5,838,695
			8,336,863
Canada – 4.3%
Canada Housing Trust No. 1 2.350%, 06/15/2023 (B)	CAD	2,500,000	1,953,005
Export Development Canada 2.400%, 06/07/2021	AUD	430,000	306,798
Government of Canada
0.500%, 03/01/2022	CAD	3,540,000	2,657,474
0.750%, 09/01/2020		3,145,000	2,405,754
1.500%, 09/01/2024		3,180,000	2,428,070
2.250%, 03/01/2024		5,478,000	4,313,258
Province of British Columbia 6.600%, 01/09/2020 (B)	INR	60,405,000	846,253
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Canada (continued)
Province of Ontario
2.900%, 06/02/2028	CAD	1,185,000	$954,817
3.450%, 06/02/2045		1,060,000	956,396
3.500%, 06/02/2024		3,870,000	3,164,069
Province of Quebec 3.000%, 09/01/2023		650,000	519,004
			20,504,898
Colombia – 1.4%
Republic of Colombia
4.000%, 02/26/2024		$1,480,000	1,559,091
7.000%, 05/04/2022	COP	7,382,000,000	2,343,885
10.000%, 07/24/2024		6,085,600,000	2,191,491
11.000%, 07/24/2020		2,308,200,000	728,791
			6,823,258
Finland – 0.3%
Republic of Finland 0.500%, 09/15/2028 (B)	EUR	1,060,000	1,241,453
Hungary – 0.5%
Republic of Hungary 6.375%, 03/29/2021		$2,126,000	2,240,961
Indonesia – 2.7%
Perusahaan Penerbit SBSN Indonesia III 4.150%, 03/29/2027 (B)		940,000	1,008,300
Republic of Indonesia
2.150%, 07/18/2024 (B)	EUR	740,000	884,747
2.625%, 06/14/2023 (B)		850,000	1,022,416
5.625%, 05/15/2023	IDR	1,500,000,000	106,118
5.875%, 01/15/2024 (B)		$535,000	604,410
6.125%, 05/15/2028	IDR	15,016,000,000	1,018,917
6.500%, 06/15/2025		7,705,000,000	557,508
6.625%, 05/15/2033		6,431,000,000	427,215
7.000%, 05/15/2022		3,600,000,000	264,027
7.000%, 05/15/2027		12,025,000,000	862,801
7.000%, 09/15/2030		16,551,000,000	1,179,624
7.500%, 08/15/2032		1,030,000,000	73,841
7.500%, 06/15/2035		5,250,000,000	378,505
7.500%, 05/15/2038		5,584,000,000	397,210
8.250%, 07/15/2021		1,207,000,000	90,146
8.250%, 05/15/2029		4,891,000,000	379,917
8.375%, 03/15/2024		10,555,000,000	814,553
8.375%, 09/15/2026		12,897,000,000	999,091
8.750%, 05/15/2031		17,423,000,000	1,385,336
9.000%, 03/15/2029		6,709,000,000	538,972
			12,993,654
Ireland – 1.5%
Republic of Ireland
3.400%, 03/18/2024	EUR	2,732,000	3,544,945
3.900%, 03/20/2023		2,770,000	3,538,967
			7,083,912

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan – 1.0%
Government of Japan 0.100%, 12/20/2023	JPY	533,450,000	$4,953,398
Malaysia – 1.6%
Government of Malaysia
3.620%, 11/30/2021	MYR	2,895,000	715,694
3.733%, 06/15/2028		1,930,000	483,782
3.828%, 07/05/2034		1,965,000	490,734
3.844%, 04/15/2033		4,313,000	1,074,816
3.882%, 03/14/2025		2,835,000	714,117
3.899%, 11/16/2027		3,370,000	853,647
4.059%, 09/30/2024		3,895,000	987,494
4.160%, 07/15/2021		7,083,000	1,761,496
4.642%, 11/07/2033		2,590,000	698,362
			7,780,142
Norway – 1.1%
Government of Norway
2.000%, 05/24/2023 (B)	NOK	17,125,000	1,988,011
3.750%, 05/25/2021 (B)		28,565,000	3,362,021
			5,350,032
Philippines – 2.2%
Republic of Philippines
0.875%, 05/17/2027	EUR	1,465,000	1,670,524
3.375%, 08/20/2020	PHP	7,490,000	147,610
3.500%, 03/20/2021		13,200,000	259,861
3.500%, 04/21/2023		60,790,000	1,187,351
4.625%, 09/09/2040		4,368,000	77,825
5.500%, 03/08/2023		22,160,000	458,538
5.875%, 12/16/2020		84,843,440	1,709,227
6.250%, 03/12/2024		38,175,000	822,382
6.250%, 01/14/2036		43,000,000	1,025,005
6.500%, 04/28/2021		38,460,000	786,225
7.375%, 03/03/2021		59,600,000	1,225,533
8.000%, 07/19/2031		46,905,000	1,206,643
			10,576,724
Portugal – 1.5%
Republic of Portugal
2.125%, 10/17/2028 (B)	EUR	1,960,000	2,527,969
3.850%, 04/15/2021 (B)		1,915,000	2,269,986
5.125%, 10/15/2024 (B)		$1,905,000	2,136,762
			6,934,717
Qatar – 0.4%
State of Qatar
4.000%, 03/14/2029 (B)		875,000	976,504
4.817%, 03/14/2049 (B)		770,000	952,875
			1,929,379
Singapore – 1.1%
Republic of Singapore
1.750%, 04/01/2022	SGD	2,290,000	1,710,277
3.250%, 09/01/2020		4,815,000	3,619,730
			5,330,007
Sweden – 0.5%
Kingdom of Sweden 0.125%, 04/24/2023 (B)	EUR	1,880,000	2,143,681
United Kingdom – 0.1%
Government of United Kingdom 3.750%, 09/07/2020	GBP	185,000	250,195
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $110,542,804)			$106,810,695
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS – 46.1%
Communication services – 5.8%
Altice Financing SA 7.500%, 05/15/2026 (B)		$925,000	$994,375
Cablevision Systems Corp. 5.875%, 09/15/2022		770,000	829,675
CCO Holdings LLC
4.750%, 03/01/2030 (B)		365,000	372,311
5.000%, 02/01/2028 (B)		779,000	817,420
5.125%, 05/01/2027 (B)		1,845,000	1,946,475
5.750%, 02/15/2026 (B)		405,000	427,283
Charter Communications Operating LLC 5.125%, 07/01/2049		1,790,000	1,942,441
CSC Holdings LLC
5.375%, 02/01/2028 (B)		1,135,000	1,210,194
5.500%, 04/15/2027 (B)		1,470,000	1,578,560
5.750%, 01/15/2030 (B)		1,410,000	1,505,175
7.500%, 04/01/2028 (B)		625,000	706,250
DISH DBS Corp. 5.875%, 07/15/2022		1,260,000	1,335,600
GCI LLC 6.625%, 06/15/2024 (B)		1,665,000	1,802,363
LCPR Senior Secured Financing DAC 6.750%, 10/15/2027 (B)		1,395,000	1,478,700
Lions Gate Capital Holdings LLC
5.875%, 11/01/2024 (B)(C)		381,000	386,715
6.375%, 02/01/2024 (B)		1,335,000	1,395,102
Netflix, Inc. 5.375%, 11/15/2029 (B)		1,110,000	1,182,128
Sirius XM Radio, Inc.
4.625%, 05/15/2023 (B)		175,000	177,625
5.375%, 07/15/2026 (B)		565,000	600,136
T-Mobile USA, Inc. 6.500%, 01/15/2026		795,000	852,407
Verizon Communications, Inc.
3.376%, 02/15/2025		715,000	756,616
4.016%, 12/03/2029		1,290,000	1,440,924
4.329%, 09/21/2028		1,800,000	2,040,173
WMG Acquisition Corp. 5.500%, 04/15/2026 (B)		1,585,000	1,668,213
			27,446,861
Consumer discretionary – 4.3%
BMW Finance NV 1.000%, 11/14/2024	EUR	410,000	477,729
Connect Finco Sarl 6.750%, 10/01/2026 (B)		$440,000	468,600
Diamond Sports Group LLC
5.375%, 08/15/2026 (B)		1,715,000	1,734,812
6.625%, 08/15/2027 (B)(C)		2,006,000	1,950,835
ESH Hospitality, Inc. 5.250%, 05/01/2025 (B)		820,000	847,675
Expedia Group, Inc.
3.250%, 02/15/2030 (B)		715,000	687,117
3.800%, 02/15/2028		1,335,000	1,360,435
5.000%, 02/15/2026		1,305,000	1,438,412
Graham Holdings Company 5.750%, 06/01/2026 (B)		865,000	923,388
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC
5.000%, 06/01/2024 (B)		660,000	683,925
5.250%, 06/01/2026 (B)		1,661,000	1,752,355
Lennar Corp. 4.750%, 11/29/2027		1,905,000	2,052,638
Liberty Interactive LLC 8.250%, 02/01/2030		360,000	355,500

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
New Red Finance, Inc.
3.875%, 01/15/2028 (B)		$1,425,000	$1,428,563
4.250%, 05/15/2024 (B)		1,470,000	1,506,750
5.000%, 10/15/2025 (B)		1,685,000	1,739,763
Yum! Brands, Inc. 4.750%, 01/15/2030 (B)		935,000	979,413
			20,387,910
Consumer staples – 1.8%
JBS Investments II GmbH 7.000%, 01/15/2026 (B)		400,000	435,132
Molson Coors Brewing Company 1.250%, 07/15/2024	EUR	755,000	868,963
Natura Cosmeticos SA 5.375%, 02/01/2023 (B)(C)		$210,000	218,925
Post Holdings, Inc.
5.000%, 08/15/2026 (B)		1,770,000	1,869,563
5.500%, 12/15/2029 (B)		265,000	282,570
5.625%, 01/15/2028 (B)		1,255,000	1,352,263
5.750%, 03/01/2027 (B)		2,120,000	2,273,700
Walnut Bidco PLC
6.750%, 08/01/2024 (B)	EUR	500,000	598,471
9.125%, 08/01/2024 (B)		$475,000	502,898
			8,402,485
Energy – 9.3%
Aker BP ASA
4.750%, 06/15/2024 (B)		700,000	726,250
5.875%, 03/31/2025 (B)		155,000	164,688
Continental Resources, Inc. 4.375%, 01/15/2028		1,845,000	1,959,628
DCP Midstream Operating LP
5.125%, 05/15/2029		995,000	1,032,313
5.375%, 07/15/2025		1,810,000	1,968,375
Enbridge, Inc. 4.250%, 12/01/2026		1,720,000	1,892,261
Energy Transfer Operating LP 5.500%, 06/01/2027		430,000	482,914
Enterprise Products Operating LLC 3.125%, 07/31/2029		2,385,000	2,447,254
EOG Resources, Inc. 4.150%, 01/15/2026		435,000	477,736
Indika Energy Capital III Pte, Ltd. 5.875%, 11/09/2024 (B)		1,025,000	983,083
Kinder Morgan, Inc. 4.300%, 06/01/2025		450,000	487,821
Marathon Oil Corp. 4.400%, 07/15/2027		2,185,000	2,373,774
Medco Oak Tree Pte, Ltd. 7.375%, 05/14/2026 (B)		1,100,000	1,120,628
Murphy Oil Corp. 6.875%, 08/15/2024		1,087,000	1,146,785
Occidental Petroleum Corp.
2.900%, 08/15/2024		1,705,000	1,731,336
3.500%, 08/15/2029		1,705,000	1,738,120
Parsley Energy LLC
5.375%, 01/15/2025 (B)		1,560,000	1,606,800
5.625%, 10/15/2027 (B)		2,180,000	2,305,350
PBF Holding Company LLC 7.250%, 06/15/2025		1,800,000	1,921,500
Pertamina Persero PT
3.650%, 07/30/2029 (B)		295,000	308,905
4.300%, 05/20/2023 (B)		805,000	847,521
Petrobras Global Finance BV
5.093%, 01/15/2030 (B)(C)		2,285,000	2,448,400
5.750%, 02/01/2029		500,000	564,000
5.999%, 01/27/2028		605,000	689,851
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Petrobras Global Finance BV (continued)
6.900%, 03/19/2049		$770,000	$903,210
Petroleos del Peru SA 5.625%, 06/19/2047 (B)		697,000	809,057
Sabine Pass Liquefaction LLC 5.000%, 03/15/2027		435,000	478,354
Saudi Arabian Oil Company
3.500%, 04/16/2029 (B)		1,715,000	1,775,573
4.250%, 04/16/2039 (B)		1,140,000	1,218,162
4.375%, 04/16/2049 (B)		1,115,000	1,215,459
Targa Resources Partners LP 5.875%, 04/15/2026		815,000	865,938
The Williams Companies, Inc.
3.600%, 03/15/2022		1,200,000	1,233,416
4.300%, 03/04/2024		330,000	351,924
4.550%, 06/24/2024		1,385,000	1,494,134
TransCanada PipeLines, Ltd. 4.250%, 05/15/2028		445,000	493,694
Valero Energy Corp. 3.400%, 09/15/2026		470,000	492,157
WPX Energy, Inc. 5.750%, 06/01/2026		1,650,000	1,761,375
			44,517,746
Financials – 11.4%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%) 05/15/2068		2,045,000	2,781,200
Asian Development Bank 5.000%, 03/09/2022	AUD	940,000	713,221
Banco Actinver SA
4.800%, 12/18/2034 (B)		$215,000	214,774
9.500%, 12/18/2034 (B)	MXN	12,100,000	629,814
Bank of America Corp. (3.419% to 12-20-27, then 3 month LIBOR + 1.040%) 12/20/2028		$686,000	719,403
Bank of America Corp. (3.974% to 2-7-29, then 3 month LIBOR + 1.210%) 02/07/2030		440,000	483,357
Bank of Ireland Group PLC 4.500%, 11/25/2023 (B)		580,000	618,566
Berkshire Hathaway Finance Corp. 2.375%, 06/19/2039	GBP	610,000	845,544
BNG Bank NV 0.250%, 02/22/2023 to 06/07/2024	EUR	1,460,000	1,669,188
Chubb INA Holdings, Inc. 0.300%, 12/15/2024		875,000	980,589
CIT Group, Inc. (5.800% to 6-15-22, then 3 month LIBOR + 3.972%) 06/15/2022 (D)		$185,000	190,088
Citigroup, Inc. (3 month BBSW + 1.550%) 2.477%, 05/04/2021 (E)	AUD	1,487,000	1,054,870
Citigroup, Inc. (3 month EURIBOR + 0.500%) 0.102%, 03/21/2023 (E)	EUR	920,000	1,034,408
DB Insurance Company, Ltd.
3.512%, 05/25/2024	KRW	1,000,000,000	895,924
3.865%, 05/25/2027		1,000,000,000	922,085
European Financial Stability Facility
0.125%, 10/17/2023	EUR	1,315,000	1,497,620
0.500%, 01/20/2023		725,000	833,657
1.875%, 05/23/2023		1,020,000	1,229,290
European Investment Bank 1.500%, 05/12/2022	NOK	9,790,000	1,110,323
International Bank for Reconstruction & Development
2.500%, 03/12/2020	AUD	1,015,000	714,186

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
International Bank for Reconstruction & Development (continued)
2.800%, 01/13/2021	AUD	1,185,000	$845,441
3.375%, 01/25/2022	NZD	1,327,000	926,066
3.500%, 01/22/2021		1,130,000	776,911
3.625%, 06/22/2020	NOK	7,100,000	815,240
4.625%, 10/06/2021	NZD	1,310,000	929,536
7.450%, 08/20/2021	IDR	15,855,000,000	1,169,329
JPMorgan Chase & Co. 3.625%, 12/01/2027		$705,000	744,041
KfW
0.000%, 09/15/2023	EUR	415,000	471,018
0.375%, 03/15/2023		845,000	969,813
2.125%, 08/15/2023		1,745,000	2,131,482
6.000%, 08/20/2020	AUD	2,275,000	1,645,783
MGIC Investment Corp. 5.750%, 08/15/2023		$580,000	640,900
National Bank of Canada 2.150%, 10/07/2022 (B)		690,000	689,478
Nordea Eiendomskreditt AS (3 month NIBOR + 0.300%) 2.170%, 06/21/2023 (E)	NOK	7,000,000	799,813
Nordea Eiendomskreditt AS (3 month NIBOR + 0.340%) 2.210%, 06/19/2024 (E)		7,000,000	799,882
Nordic Investment Bank
1.375%, 07/15/2020		5,340,000	607,360
1.500%, 01/24/2022		5,000,000	564,594
4.125%, 03/19/2020	NZD	1,740,000	1,177,740
Popular, Inc. 6.125%, 09/14/2023		$1,625,000	1,748,906
Swiss Insured Brazil Power Finance Sarl 9.850%, 07/16/2032 (B)	BRL	8,690,000	2,511,280
Synovus Financial Corp. (5.750% to 12-15-20, then 3 month LIBOR + 4.182%) 12/15/2025		$1,500,000	1,522,500
Temasek Financial I, Ltd. 3.265%, 02/19/2020	SGD	1,250,000	931,161
The Goldman Sachs Group, Inc. 1.375%, 05/15/2024	EUR	983,000	1,141,590
The PNC Financial Services Group, Inc. 3.500%, 01/23/2024		$505,000	531,456
U.S. Bancorp
0.850%, 06/07/2024	EUR	3,025,000	3,490,353
3.150%, 04/27/2027		$915,000	960,664
3.375%, 02/05/2024		508,000	532,948
3.600%, 09/11/2024		467,000	495,975
U.S. Bank NA
2.650%, 05/23/2022		1,320,000	1,344,114
2.800%, 01/27/2025		544,000	561,891
Wells Fargo & Company 3.250%, 04/27/2022	AUD	1,120,000	813,429
Wells Fargo & Company (3 month BBSW + 1.320%) 2.205%, 07/27/2021 (E)		935,000	662,072
Westpac Banking Corp. 7.250%, 02/11/2020		700,000	494,342
Zions Bancorp NA (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) 06/15/2023 (D)		$550,000	566,500
			54,151,715
Health care – 3.7%
AbbVie, Inc. 2.950%, 11/21/2026 (B)		1,800,000	1,826,917
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Allergan Funding SCS
1.250%, 06/01/2024	EUR	520,000	$606,873
2.625%, 11/15/2028		300,000	386,488
Bausch Health Companies, Inc.
5.000%, 01/30/2028 (B)		$275,000	282,257
5.250%, 01/30/2030 (B)		815,000	845,155
5.500%, 11/01/2025 (B)		480,000	501,600
5.875%, 05/15/2023 (B)		825,000	832,219
6.125%, 04/15/2025 (B)		1,100,000	1,136,553
9.000%, 12/15/2025 (B)		510,000	579,972
Becton Dickinson Euro Finance Sarl 1.208%, 06/04/2026	EUR	745,000	854,997
CommonSpirit Health 3.347%, 10/01/2029		$575,000	577,714
DH Europe Finance II Sarl 0.450%, 03/18/2028		1,630,000	1,803,759
HCA Healthcare, Inc. 6.250%, 02/15/2021		$1,827,000	1,904,648
HCA, Inc.
5.000%, 03/15/2024		995,000	1,086,840
5.375%, 02/01/2025		1,725,000	1,907,557
Select Medical Corp. 6.250%, 08/15/2026 (B)		1,085,000	1,174,534
Thermo Fisher Scientific, Inc.
0.500%, 03/01/2028	EUR	650,000	719,271
0.750%, 09/12/2024		282,000	323,503
1.400%, 01/23/2026		468,000	554,478
			17,905,335
Industrials – 2.2%
AECOM
5.125%, 03/15/2027		$1,005,000	1,080,375
5.875%, 10/15/2024		1,140,000	1,261,627
American Airlines Group, Inc. 5.000%, 06/01/2022 (B)		625,000	653,906
BOC Aviation, Ltd. 2.750%, 09/18/2022 (B)		990,000	992,709
BOC Aviation, Ltd. (3 month LIBOR + 1.050%) 2.952%, 05/02/2021 (B)(E)		285,000	286,166
HC2 Holdings, Inc. 11.500%, 12/01/2021 (B)		695,000	646,350
IHS Markit, Ltd. 4.750%, 08/01/2028		835,000	929,994
Jasa Marga Persero Tbk PT 7.500%, 12/11/2020 (B)	IDR	9,120,000,000	658,664
JetBlue 2019-1 Class AA Pass Through Trust 2.750%, 11/15/2033		$310,000	313,590
Owens Corning 3.950%, 08/15/2029		530,000	550,931
Pelabuhan Indonesia II PT 4.250%, 05/05/2025 (B)		920,000	975,200
Uber Technologies, Inc. 8.000%, 11/01/2026 (B)		1,320,000	1,376,100
United Rentals North America, Inc. 4.875%, 01/15/2028		575,000	598,707
			10,324,319
Information technology – 3.2%
Apple, Inc. 0.875%, 05/24/2025	EUR	630,000	736,099
Banff Merger Sub, Inc. 9.750%, 09/01/2026 (B)		$870,000	880,875
Broadcom, Inc. 4.750%, 04/15/2029 (B)		1,628,000	1,780,086
Camelot Finance SA 4.500%, 11/01/2026 (B)		385,000	395,588

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Dell International LLC
5.300%, 10/01/2029 (B)		$1,310,000	$1,475,149
8.100%, 07/15/2036 (B)		504,000	661,497
8.350%, 07/15/2046 (B)		2,068,000	2,842,809
Fidelity National Information Services, Inc.
1.000%, 12/03/2028	EUR	425,000	477,729
1.500%, 05/21/2027		820,000	970,648
Fiserv, Inc.
1.125%, 07/01/2027		290,000	334,526
3.500%, 07/01/2029		$1,780,000	1,868,287
NXP BV 3.875%, 06/18/2026 (B)		1,380,000	1,462,300
SS&C Technologies, Inc. 5.500%, 09/30/2027 (B)		1,305,000	1,393,088
			15,278,681
Materials – 2.2%
Ardagh Packaging Finance PLC
5.250%, 08/15/2027 (B)		380,000	399,958
6.000%, 02/15/2025 (B)		200,000	209,750
Ball Corp.
4.000%, 11/15/2023		1,845,000	1,937,250
4.375%, 12/15/2020		590,000	602,384
4.875%, 03/15/2026		1,120,000	1,215,200
5.250%, 07/01/2025		1,460,000	1,626,075
Berry Global, Inc. 5.625%, 07/15/2027 (B)(C)		675,000	723,938
Braskem Netherlands Finance BV 4.500%, 01/10/2028 (B)		350,000	348,341
Crown Americas LLC 4.500%, 01/15/2023		915,000	961,894
Crown Cork & Seal Company, Inc. 7.375%, 12/15/2026		1,021,000	1,212,438
Ecolab, Inc. 1.000%, 01/15/2024	EUR	330,000	383,561
Fibria Overseas Finance, Ltd. 5.500%, 01/17/2027		$355,000	388,285
St. Mary's Cement, Inc. 5.750%, 01/28/2027 (B)(C)		415,000	465,838
			10,474,912
Real estate – 0.8%
American Tower Corp. 1.950%, 05/22/2026	EUR	305,000	367,734
Crown Castle International Corp. 3.800%, 02/15/2028		$865,000	920,963
Equinix, Inc. 3.200%, 11/18/2029		555,000	557,065
Outfront Media Capital LLC 5.000%, 08/15/2027 (B)		1,025,000	1,073,688
SBA Communications Corp. 4.875%, 09/01/2024		660,000	684,750
VICI Properties LP 4.625%, 12/01/2029 (B)		385,000	402,325
			4,006,525
Utilities – 1.4%
Adani Green Energy UP, Ltd. 6.250%, 12/10/2024 (B)		460,000	494,362
Greenko Dutch BV 5.250%, 07/24/2024 (B)		975,000	988,553
Greenko Solar Mauritius, Ltd. 5.550%, 01/29/2025 (B)		430,000	436,438
Israel Electric Corp., Ltd.
5.000%, 11/12/2024 (B)		625,000	686,750
6.875%, 06/21/2023 (B)		390,000	441,937
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
NRG Energy, Inc. 6.625%, 01/15/2027		$980,000	$1,063,300
Perusahaan Listrik Negara PT 4.125%, 05/15/2027 (B)		1,440,000	1,517,400
Southern Gas Networks PLC 4.875%, 12/21/2020	GBP	80,000	109,727
Vistra Operations Company LLC 3.550%, 07/15/2024 (B)		$1,050,000	1,062,764
			6,801,231
TOTAL CORPORATE BONDS (Cost $213,445,689)			$219,697,720
CONVERTIBLE BONDS – 1.8%
Communication services – 0.4%
DISH Network Corp. 3.375%, 08/15/2026		430,000	413,617
GCI Liberty, Inc. 1.750%, 09/30/2046 (B)		1,150,000	1,582,975
			1,996,592
Consumer discretionary – 0.4%
Sony Corp. 0.000%, 09/30/2022	JPY	139,000,000	1,905,106
Health care – 0.2%
Anthem, Inc. 2.750%, 10/15/2042		$241,000	1,012,127
Information technology – 0.5%
Avaya Holdings Corp. 2.250%, 06/15/2023		1,055,000	936,410
IAC Financeco 2, Inc. 0.875%, 06/15/2026 (B)		1,155,000	1,295,102
			2,231,512
Utilities – 0.3%
NRG Energy, Inc. 2.750%, 06/01/2048		1,020,000	1,156,425
TOTAL CONVERTIBLE BONDS (Cost $6,819,174)			$8,301,762
CAPITAL PREFERRED SECURITIES – 1.2%
Financials – 1.2%
First Maryland Capital I (3 month LIBOR + 1.000%) 3.001%, 01/15/2027 (E)		1,046,000	983,240
First Maryland Capital II (3 month LIBOR + 0.850%) 2.759%, 02/01/2027 (E)		1,220,000	1,152,900
USB Capital IX (Greater of 3 month LIBOR + 1.020% or 3.500%) 3.500%, 01/31/2020 (D)(E)		2,081,000	1,820,875
Wachovia Capital Trust III (Greater of 3 month LIBOR + 0.930% or 5.570%) 5.570%, 01/31/2020 (D)(E)		1,942,000	1,956,565
			5,913,580
TOTAL CAPITAL PREFERRED SECURITIES (Cost $5,776,379)			$5,913,580
TERM LOANS (F) – 0.0%
Consumer discretionary – 0.0%
American Tire Distributors, Inc., PIK, Exit FILO Term Loan (1 month LIBOR + 6.000%) 7.928%, 09/01/2023		33,103	32,503
TOTAL TERM LOANS (Cost $31,106)			$32,503

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 5.1%
Commercial and residential – 4.3%
Arroyo Mortgage Trust
Series 2018-1, Class A1, 3.763%, 04/25/2048 (B)(G)	$887,575	$897,868
Series 2019-1, Class A1, 3.805%, 01/25/2049 (B)(G)	1,035,408	1,052,742
Series 2019-2, Class A1, 3.347%, 04/25/2049 (B)(G)	1,473,419	1,490,899
Series 2019-3, Class A1, 2.962%, 10/25/2048 (B)(G)	847,942	851,576
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR, Class ENM 3.843%, 11/05/2032 (B)(G)	670,000	630,407
BBCMS Mortgage Trust Series 2018-TALL, Class E (1 month LIBOR + 2.437%) 4.177%, 03/15/2037 (B)(E)	815,000	815,001
BHMS Mortgage Trust Series 2018-ATLS, Class C (1 month LIBOR + 1.900%) 3.640%, 07/15/2035 (B)(E)	665,000	664,412
BX Commercial Mortgage Trust
Series 2018-BIOA, Class E (1 month LIBOR + 1.951%), 3.691%, 03/15/2037 (B)(E)	1,040,000	1,039,086
Series 2019-XL, Class A (1 month LIBOR + 0.920%), 2.660%, 10/15/2036 (B)(E)	2,160,000	2,161,731
BXP Trust
Series 2017-CC, Class C, 3.552%, 08/13/2037 (B)(G)	565,000	574,440
Series 2017-GM, Class D, 3.425%, 06/13/2039 (B)(G)	1,220,000	1,230,133
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%), 3.340%, 05/15/2036 (B)(E)	835,000	835,749
Series 2019-NQM1, Class A1, 2.656%, 10/25/2059 (B)	694,812	694,264
DBGS Mortgage Trust Series 2018-BIOD, Class B (1 month LIBOR + 0.888%) 2.628%, 05/15/2035 (B)(E)	863,169	859,922
GS Mortgage Securities Corp. Trust Series 2018-TWR, Class A (1 month LIBOR + 0.900%) 2.640%, 07/15/2031 (B)(E)	895,000	891,888
HarborView Mortgage Loan Trust
Series 2004-7, Class 4A, 4.437%, 11/19/2034 (G)	215,621	223,626
Series 2005-9, Class 2A1A (1 month LIBOR + 0.340%), 2.105%, 06/20/2035 (E)	246,588	245,894
Series 2005-9, Class 2A1C (1 month LIBOR + 0.450%), 2.215%, 06/20/2035 (E)	167,478	169,245
Series 2007-3, Class ES IO, 0.350%, 05/19/2047 (B)	6,099,819	103,396
Series 2007-4, Class ES IO, 0.350%, 07/19/2047	6,152,420	89,617
Series 2007-6, Class ES IO, 0.343%, 08/19/2037 (B)	5,516,222	78,506
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class D, 4.613%, 07/05/2031 (B)(G)	$270,000	$282,814
Series 2018-PHH, Class C (1 month LIBOR + 1.360%), 3.100%, 06/15/2035 (B)(E)	265,000	264,849
Merrill Lynch Mortgage Investors Trust Series 2005-A2, Class A2 4.359%, 02/25/2035 (G)	156,858	158,525
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1, 4.329%, 10/25/2034 (G)	192,958	199,440
Series 2004-9, Class 1A, 5.387%, 11/25/2034 (G)	127,420	136,145
Olympic Tower Mortgage Trust Series 2017-OT, Class A 3.566%, 05/10/2039 (B)	595,000	625,819
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, 09/15/2054 (B)	1,175,000	1,142,724
Verus Securitization Trust Series 2018-1, Class A1 2.929%, 02/25/2048 (B)(G)	234,966	234,985
VNDO Trust Series 2016-350P, Class D 3.903%, 01/10/2035 (B)(G)	749,000	775,163
WaMu Mortgage Pass Through Certificates
Series 2005-AR2, Class 2A2B (1 month LIBOR + 0.380%), 2.172%, 01/25/2045 (E)	203,002	200,101
Series 2005-AR8, Class 2AB2 (1 month LIBOR + 0.840%), 2.632%, 07/25/2045 (E)	234,106	232,115
Worldwide Plaza Trust Series 2017-WWP, Class D 3.596%, 11/10/2036 (B)(G)	645,000	646,066
		20,499,148
U.S. Government Agency – 0.8%
Federal Home Loan Mortgage Corp.
Series 2014-DN2, Class M2 (1 month LIBOR + 1.650%), 3.442%, 04/25/2024 (E)	71,340	71,543
Series 2015-DNA1, Class M2 (1 month LIBOR + 1.850%), 3.642%, 10/25/2027 (E)	166,885	167,940
Series 2017-DNA2, Class M1 (1 month LIBOR + 1.200%), 2.992%, 10/25/2029 (E)	513,778	515,541
Series 2017-DNA3, Class M1 (1 month LIBOR + 0.750%), 2.542%, 03/25/2030 (E)	789,103	789,644
Federal National Mortgage Association
Series 2017-C05, Class 1M1 (1 month LIBOR + 0.550%), 2.342%, 01/25/2030 (E)	1,404	1,404
Series 2019-R04, Class 2M2 (1 month LIBOR + 2.100%), 3.892%, 06/25/2039 (B)(E)	945,000	950,624

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2019-R06, Class 2M2 (1 month LIBOR + 2.100%), 3.892%, 09/25/2039 (B)(E)	$1,270,000	$1,281,980
		3,778,676
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $23,760,803)		$24,277,824
ASSET BACKED SECURITIES – 3.7%
American Express Credit Account Master Trust Series 2019-1, Class A 2.870%, 10/15/2024	775,000	791,561
AMSR Trust Series 2019-SFR1, Class A 2.774%, 01/19/2039 (B)	1,665,000	1,657,960
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (1 month LIBOR + 0.240%) 2.032%, 07/25/2036 (B)(E)	314,719	314,575
Coinstar Funding LLC Series 2017-1A, Class A2 5.216%, 04/25/2047 (B)	516,750	529,887
DB Master Finance LLC
Series 2017-1A, Class A2I 3.629%, 11/20/2047 (B)	509,600	516,286
Series 2019-1A, Class A2I 3.787%, 05/20/2049 (B)	895,500	914,619
Series 2019-1A, Class A2II 4.021%, 05/20/2049 (B)	482,575	494,398
Discover Card Execution Note Trust Series 2019-A1, Class A1 3.040%, 07/15/2024	295,000	301,949
Domino's Pizza Master Issuer LLC
Series 2015-1A, Class A2II 4.474%, 10/25/2045 (B)	875,588	918,255
Series 2017-1A, Class A2I (3 month LIBOR + 1.250%) 3.190%, 07/25/2047 (B)(E)	1,180,900	1,181,762
Driven Brands Funding LLC Series 2015-1A, Class A2 5.216%, 07/20/2045 (B)	558,720	570,118
FOCUS Brands Funding LLC Series 2017-1A, Class A2II 5.093%, 04/30/2047 (B)	594,750	624,934
GSAA Home Equity Trust Series 2005-MTR1, Class A4 (1 month LIBOR + 0.370%) 2.162%, 10/25/2035 (E)	287,211	288,317
Home Partners of America Trust Series 2018-1, Class D (1 month LIBOR + 1.450%) 3.187%, 07/17/2037 (B)(E)	590,000	588,481
Home Partners of America Trust Series 2019-1, Class B 3.157%, 09/17/2039 (B)	420,916	416,440
Jack In The Box Funding LLC Series 2019-1A, Class A2II 4.476%, 08/25/2049 (B)	595,000	599,564
Mill City Mortgage Loan Trust Series 2018-3, Class A1 3.500%, 08/25/2058 (B)(G)	1,579,476	1,617,335
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
MVW Owner Trust Series 2018-1A, Class A 3.450%, 01/21/2036 (B)	$487,884	$501,306
NextGear Floorplan Master Owner Trust Series 2018-2A, Class A2 3.690%, 10/15/2023 (B)	875,000	897,652
Structured Asset Investment Loan Trust Series 2005-2, Class M2 (1 month LIBOR + 0.735%) 2.527%, 03/25/2035 (E)	439,550	439,692
Taco Bell Funding LLC Series 2016-1A, Class A23 4.970%, 05/25/2046 (B)	1,521,000	1,624,109
Towd Point Mortgage Trust
Series 2018-3, Class A1 3.750%, 05/25/2058 (B)(G)	584,426	604,355
Series 2018-4, Class A1 3.000%, 06/25/2058 (B)(G)	365,409	370,575
Series 2019-1, Class A1 3.750%, 03/25/2058 (B)(G)	852,553	884,635
TOTAL ASSET BACKED SECURITIES (Cost $17,196,770)		$17,648,765
COMMON STOCKS – 0.6%
Communication services – 0.0%
Vertis Holdings, Inc. (H)(I)	8,371	0
Financials – 0.6%
The Bank of New York Mellon Corp.	24,596	1,237,917
U.S. Bancorp	23,237	1,377,677
		2,615,594
Industrials – 0.0%
HC2 Holdings, Inc. (C)(I)	88,710	192,501
TOTAL COMMON STOCKS (Cost $3,229,916)		$2,808,095
PREFERRED SECURITIES – 4.9%
Financials – 1.4%
First Horizon Bank (Greater of 3 month LIBOR + 0.850% or 3.750%), 3.750% (B)(E)	2,315	1,707,313
U.S. Bancorp, 5.500%	40,750	1,117,365
U.S. Bancorp (Greater of 3 month LIBOR + 1.020% or 3.500%), 3.500% (E)	1,829	1,609,520
Valley National Bancorp (5.500% to 9-30-22, then 3 month LIBOR + 3.578%)	22,825	606,917
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	27,605	756,101
Zions Bancorp NA (6.950% to 9-15-23, then 3 month LIBOR + 3.890%)	21,167	650,030
		6,447,246
Health care – 0.3%
Becton, Dickinson and Company, 6.125%	24,695	1,616,535
Industrials – 0.8%
Fortive Corp., 5.000%	2,450	2,384,820
Stanley Black & Decker, Inc., 5.250%	11,200	1,220,352
		3,605,172
Information technology – 0.2%
Broadcom, Inc., 8.000%	995	1,172,080
Real estate – 0.3%
Crown Castle International Corp., 6.875%	1,010	1,294,463

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Utilities – 1.9%
American Electric Power Company, Inc., 6.125%	32,600	$1,764,638
Dominion Energy, Inc., 7.250%	25,700	2,749,643
DTE Energy Company, 6.250%	30,150	1,545,489
South Jersey Industries, Inc., 7.250% (C)	17,400	903,234
The Southern Company, 6.750%	40,300	2,172,170
		9,135,174
TOTAL PREFERRED SECURITIES (Cost $21,804,000)		$23,270,670
PURCHASED OPTIONS – 0.0%
Calls – 0.0%
Over the Counter Option on the USD vs. MXN (Expiration Date: 2-20-20; Strike Price: $21.25; Counterparty: Goldman Sachs Bank USA) (I)(J)	6,221,385	460
Over the Counter Option on the USD vs. MXN (Expiration Date: 9-11-20; Strike Price: $22.50; Counterparty: Goldman Sachs Bank USA) (I)(J)	6,455,000	23,858
		24,318
TOTAL PURCHASED OPTIONS (Cost $244,489)		$24,318
SHORT-TERM INVESTMENTS – 3.0%
U.S. Government Agency – 1.9%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	$1,157,000	1,157,000
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	3,890,000	3,890,000
Federal Home Loan Mortgage Corp. Discount Note 1.050%, 01/02/2020 *	4,193,000	4,193,000
		9,240,000
Short-term funds – 0.9%
John Hancock Collateral Trust, 1.7338% (K)(L)	405,223	4,054,538
Repurchase agreement – 0.2%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $808,067 on 1-2-20, collateralized by $819,971 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $824,278)	$808,000	808,000
Repurchase Agreement with State Street Corp. dated 12-31-19 at 0.550% to be repurchased at $325,010 on 1-2-20, collateralized by $330,000 U.S. Treasury Notes, 2.125% due 5-31-21 (valued at $332,953)	325,000	325,000
		1,133,000
TOTAL SHORT-TERM INVESTMENTS (Cost $14,427,388)		$14,427,538
Total Investments (Strategic Income Opportunities Trust) (Cost $470,396,671) – 100.6%		$479,434,814
Other assets and liabilities, net – (0.6%)		(2,962,599)
TOTAL NET ASSETS – 100.0%		$476,472,215
Strategic Income Opportunities Trust (continued)
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
Security Abbreviations and Legend
BBSW	Bank Bill Swap Rate
EURIBOR	Euro Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $160,291,351 or 33.6% of the fund's net assets as of 12-31-19.
(C)	All or a portion of this security is on loan as of 12-31-19.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(H)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(I)	Non-income producing security.
(J)	For this type of option, notional amounts are equivalent to number of contracts.
(K)	The rate shown is the annualized seven-day yield as of 12-31-19.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro-BTP Italian Government Bond Futures	9	Short	Mar 2020	$(1,440,892)	$(1,438,161)	$2,731
						$2,731
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	6,230,000	CAD	5,599,574	ANZ	2/12/2020	$63,318	—
AUD	2,558,976	EUR	1,576,250	GSCM	2/12/2020	25,077	—
AUD	2,555,908	EUR	1,576,250	RBC	2/12/2020	22,921	—
AUD	8,900,000	JPY	650,932,205	CITI	2/12/2020	249,189	—
AUD	3,895,000	USD	2,680,227	ANZ	2/12/2020	55,823	—
AUD	4,847,283	USD	3,285,101	GSCM	2/12/2020	119,883	—
AUD	3,524,566	USD	2,387,735	HUS	2/12/2020	88,103	—
BRL	786,515	USD	188,016	CITI	2/12/2020	7,249	—
BRL	12,118,862	USD	2,927,761	SSB	2/12/2020	80,952	—
CAD	2,802,379	AUD	3,115,000	ANZ	2/12/2020	—	$(29,663)
CAD	3,514,264	AUD	3,895,000	CIBC	2/12/2020	—	(29,260)
CAD	4,643,195	EUR	3,150,000	MSCS	2/12/2020	34,175	—
CAD	9,225,143	EUR	6,260,000	SSB	2/12/2020	66,156	—
CAD	7,757,926	GBP	4,407,500	GSCM	2/12/2020	130,615	—
CAD	2,574,278	GBP	1,468,750	RBC	2/12/2020	35,081	—
CAD	3,994,659	JPY	324,436,514	RBC	2/12/2020	84,982	—
CAD	1,532,500	NOK	10,362,642	MSCS	2/12/2020	—	(165)
CAD	4,622,500	NOK	31,182,345	SSB	2/12/2020	8,005	—
CAD	6,600,343	NZD	7,854,167	ANZ	2/12/2020	—	(206,472)
CAD	2,643,118	NZD	3,147,500	GSCM	2/12/2020	—	(84,222)
CAD	1,327,876	NZD	1,568,333	SSB	2/12/2020	—	(33,596)
CAD	3,016,944	USD	2,301,855	BMO	2/12/2020	21,884	—
CAD	654,813	USD	492,088	CIBC	2/12/2020	12,268	—
CAD	5,320,712	USD	4,045,000	RBC	2/12/2020	53,170	—
CAD	2,772,143	USD	2,085,000	TD	2/12/2020	50,186	—
EUR	3,152,500	AUD	5,086,921	SCB	2/12/2020	—	(28,356)
EUR	7,532,000	CAD	11,090,722	GSCM	2/12/2020	—	(72,725)
EUR	1,878,000	CAD	2,770,651	RBC	2/12/2020	—	(22,241)
EUR	4,653,294	GBP	4,142,273	HUS	2/12/2020	—	(260,460)
EUR	1,925,000	GBP	1,668,937	SSB	2/12/2020	—	(48,523)
EUR	1,567,500	GBP	1,360,723	TD	2/12/2020	—	(41,809)
EUR	8,481,762	USD	9,441,658	CITI	2/12/2020	96,017	—
EUR	2,145,875	USD	2,385,022	GSCM	2/12/2020	27,998	—
EUR	2,305,670	USD	2,557,956	HUS	2/12/2020	34,752	—
EUR	11,015,919	USD	12,262,961	JPM	2/12/2020	124,355	—
EUR	1,287,525	USD	1,430,179	MSCS	2/12/2020	17,633	—
EUR	2,305,670	USD	2,557,479	SSB	2/12/2020	35,229	—
EUR	3,150,000	USD	3,532,079	UBS	2/12/2020	10,071	—
GBP	1,468,750	CAD	2,557,623	ANZ	2/12/2020	—	(22,252)
GBP	5,876,250	CAD	10,300,682	RBC	2/12/2020	—	(141,417)
GBP	2,779,832	EUR	3,100,000	GSCM	2/12/2020	200,399	—
GBP	1,367,052	EUR	1,567,500	MSCS	2/12/2020	50,201	—
GBP	1,565,000	USD	1,969,396	GSCM	2/12/2020	105,945	—
GBP	6,100,000	USD	7,814,201	HUS	2/12/2020	274,986	—
GBP	4,712,500	USD	6,062,621	JPM	2/12/2020	186,607	—
GBP	6,260,000	USD	8,122,788	RBC	2/12/2020	178,574	—
GBP	5,155,000	USD	6,883,317	SCB	2/12/2020	—	(47,291)
GBP	3,494,630	USD	4,421,045	SSB	2/12/2020	213,171	—
GBP	1,467,090	USD	1,923,340	UBS	2/12/2020	22,162	—
JPY	330,389,598	USD	3,090,000	CITI	2/12/2020	—	(43,281)
JPY	1,315,116,898	USD	12,365,000	HUS	2/12/2020	—	(237,523)
JPY	873,670,145	USD	8,110,000	SCB	2/12/2020	—	(53,367)
JPY	658,831,730	USD	6,220,000	SSB	2/12/2020	—	(144,520)
MXN	91,274,579	USD	4,607,931	CITI	2/12/2020	190,874	—
The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
MXN	49,986,412	USD	2,535,993	GSCM	2/12/2020	$92,067	—
MXN	19,690,221	USD	1,008,968	MSCS	2/12/2020	26,254	—
MXN	98,646,970	USD	4,965,187	SSB	2/12/2020	221,225	—
NOK	41,800,916	CAD	6,155,000	GSCM	2/12/2020	21,318	—
NOK	28,813,763	USD	3,140,000	UBS	2/12/2020	142,546	—
NZD	1,563,229	AUD	1,460,811	ANZ	2/12/2020	26,778	—
NZD	1,719,864	AUD	1,607,530	RBC	2/12/2020	29,219	—
NZD	7,880,000	CAD	6,622,993	GSCM	2/12/2020	206,426	—
NZD	4,690,000	CAD	3,892,789	NAB	2/12/2020	160,655	—
NZD	5,915,000	USD	3,877,803	ANZ	2/12/2020	106,303	—
NZD	4,631,460	USD	2,927,046	SSB	2/12/2020	192,520	—
SGD	6,001,751	USD	4,415,000	GSCM	2/12/2020	48,867	—
USD	10,398,979	AUD	15,198,756	ANZ	2/12/2020	—	$(277,416)
USD	2,111,960	AUD	3,085,000	CITI	2/12/2020	—	(55,104)
USD	7,348,962	AUD	10,703,328	HUS	2/12/2020	—	(169,611)
USD	851,746	BRL	3,500,252	CITI	2/12/2020	—	(17,250)
USD	2,290,525	BRL	9,405,125	SSB	2/12/2020	—	(44,457)
USD	4,045,000	CAD	5,321,784	CIBC	2/12/2020	—	(53,995)
USD	2,881,849	CAD	3,835,421	HUS	2/12/2020	—	(72,306)
USD	12,630,000	CAD	16,645,835	MSCS	2/12/2020	—	(191,113)
USD	19,291,628	CAD	25,352,601	RBC	2/12/2020	—	(235,694)
USD	8,188,723	EUR	7,317,624	CITI	2/12/2020	—	(39,888)
USD	7,183,555	EUR	6,424,329	GSCM	2/12/2020	—	(40,553)
USD	713,211	EUR	645,055	HUS	2/12/2020	—	(12,148)
USD	729,560	EUR	655,000	JPM	2/12/2020	—	(6,982)
USD	41,825,333	EUR	37,432,901	MSCS	2/12/2020	—	(267,675)
USD	10,680,058	EUR	9,585,000	SCB	2/12/2020	—	(98,200)
USD	3,895,212	EUR	3,473,540	SSB	2/12/2020	—	(10,756)
USD	2,070,493	EUR	1,867,324	UBS	2/12/2020	—	(29,299)
USD	5,994,308	GBP	4,586,581	CITI	2/12/2020	—	(87,940)
USD	2,089,221	GBP	1,545,919	GSCM	2/12/2020	39,184	—
USD	6,531,305	GBP	5,075,650	HUS	2/12/2020	—	(199,495)
USD	4,072,682	GBP	3,150,000	JPM	2/12/2020	—	(104,521)
USD	2,030,085	GBP	1,565,000	MSCS	2/12/2020	—	(45,255)
USD	4,050,787	GBP	3,125,000	SCB	2/12/2020	—	(93,264)
USD	2,041,041	GBP	1,580,000	SSB	2/12/2020	—	(54,191)
USD	3,110,000	JPY	335,693,400	CITI	2/12/2020	14,371	—
USD	3,110,000	JPY	335,830,238	HUS	2/12/2020	13,109	—
USD	3,080,000	JPY	327,765,900	SCB	2/12/2020	57,475	—
USD	4,070,000	JPY	431,700,830	SSB	2/12/2020	89,029	—
USD	5,028,809	MXN	99,061,377	CITI	2/12/2020	—	(179,391)
USD	1,854,566	MXN	36,522,285	GSCM	2/12/2020	—	(65,611)
USD	1,008,968	MXN	19,571,466	MSCS	2/12/2020	—	(20,011)
USD	10,574,357	MXN	208,244,231	SSB	2/12/2020	—	(374,185)
USD	1,570,000	NOK	14,375,208	JPM	2/12/2020	—	(67,665)
USD	7,415,089	NOK	66,147,787	SSB	2/12/2020	—	(120,655)
USD	1,979,807	NOK	18,116,872	UBS	2/12/2020	—	(84,119)
USD	5,602,620	NZD	8,703,551	ANZ	2/12/2020	—	(259,743)
USD	3,878,661	NZD	5,915,000	HUS	2/12/2020	—	(105,446)
USD	3,087,518	NZD	4,813,093	NAB	2/12/2020	—	(154,388)
USD	9,742,662	SGD	13,420,752	ANZ	2/12/2020	—	(239,168)
USD	2,215,000	SGD	3,007,538	HUS	2/12/2020	—	(21,889)
USD	7,786,312	SGD	10,680,335	MSCS	2/12/2020	—	(157,303)
USD	2,200,000	SGD	3,036,506	SCB	2/12/2020	—	(58,434)
USD	1,139,053	SGD	1,570,647	UBS	2/12/2020	—	(29,133)
						$4,465,357	$(5,691,397)
The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar
Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BMO	Bank of Montreal
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank, N.A.
GSCM	Goldman Sachs Capital Markets, L.P.
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
NAB	National Australia Bank Ltd.
OTC	Over-the-counter
RBC	Royal Bank of Canada
SCB	Standard Chartered Bank
SSB	State Street Bank and Trust Company
TD	The Toronto-Dominion Bank
UBS	UBS AG

See Notes to financial statements regarding investment transactions and other derivatives information.
Total Bond Market Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 65.0%
U.S. Government – 37.5%
U.S. Treasury Bonds
2.250%, 08/15/2049	$2,000,000	$1,937,812
2.750%, 08/15/2047	3,000,000	3,213,317
2.875%, 05/15/2049	3,500,000	3,853,450
3.000%, 02/15/2047 to 02/15/2049	28,635,000	32,157,840
4.250%, 05/15/2039 to 11/15/2040	4,610,000	6,065,381
4.375%, 05/15/2041	1,830,000	2,463,985
4.625%, 02/15/2040	5,000,000	6,904,899
4.750%, 02/15/2041	2,000,000	2,818,028
7.875%, 02/15/2021	3,400,000	3,631,632
8.125%, 08/15/2021	1,400,000	1,545,713
8.750%, 08/15/2020	5,750,000	5,995,191
U.S. Treasury Notes
1.250%, 01/31/2020 to 08/31/2024	6,000,000	5,899,450
1.375%, 10/31/2020 to 08/31/2026	35,500,000	35,286,401
1.625%, 07/31/2020 to 08/15/2029	24,500,000	24,286,581
1.750%, 07/31/2021 to 07/15/2022	8,000,000	8,021,327
2.000%, 11/15/2021 to 02/15/2022	29,400,000	29,626,580
2.125%, 05/31/2026	3,000,000	3,057,107
2.250%, 02/15/2021 to 11/15/2027	24,595,000	25,179,742
2.375%, 05/15/2029	5,000,000	5,192,878
2.625%, 02/28/2023	3,000,000	3,090,959
2.750%, 04/30/2023	3,500,000	3,624,438
2.875%, 11/30/2023 to 05/15/2028	9,300,000	9,927,364
3.000%, 10/31/2025	2,000,000	2,135,375
3.125%, 05/15/2021	13,100,000	13,365,528
		239,280,978
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency – 27.5%
Federal Home Loan Bank 5.500%, 07/15/2036	$1,690,000	$2,370,293
Federal Home Loan Mortgage Corp.
2.375%, 01/13/2022	1,500,000	1,522,514
2.500%, 04/01/2031	1,675,030	1,697,322
2.750%, 06/19/2023	2,000,000	2,075,770
3.000%, 07/01/2032 to 08/01/2046	7,851,211	8,073,034
3.500%, 12/01/2025 to 06/01/2048	9,714,231	10,119,191
4.000%, 02/01/2024 to 09/01/2047	4,092,155	4,318,930
4.246%, (12 month LIBOR + 1.864%), 08/01/2037 (A)	445,226	462,623
4.500%, 05/01/2024 to 11/01/2048	7,073,045	7,510,670
5.000%, 06/01/2023 to 09/01/2039	339,924	374,372
5.225%, (12 month LIBOR + 2.100%), 02/01/2037 (A)	61,339	64,320
5.500%, 02/01/2023 to 01/01/2039	570,558	639,990
6.000%, 10/01/2036 to 10/01/2038	273,277	315,203
6.250%, 07/15/2032	450,000	647,088
6.500%, 01/01/2021 to 08/01/2038	54,514	63,801
6.750%, 09/15/2029	1,200,000	1,679,737
7.000%, 04/01/2029 to 10/01/2038	66,223	77,085
7.500%, 09/01/2030 to 03/01/2032	7,091	8,291
8.000%, 02/01/2030	971	1,119
Federal National Mortgage Association
2.125%, 04/24/2026	2,000,000	2,028,139
2.500%, TBA (B)	4,000,000	4,035,200
2.500%, 05/01/2028	893,831	904,123
2.625%, 09/06/2024 (C)	1,000,000	1,040,115
3.000%, TBA (B)	11,400,000	11,560,396

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
3.000%, 01/01/2027 to 07/01/2046	$12,194,726	$12,538,556
3.500%, TBA (B)	3,000,000	3,086,130
3.500%, 12/01/2025 to 10/01/2049	25,194,750	26,255,717
3.691%, (6 month LIBOR + 1.413%), 07/01/2034 (A)	135,471	138,517
3.899%, (12 month LIBOR + 1.884%), 10/01/2037 (A)	79,809	84,052
4.000%, 08/01/2020 to 05/01/2048	17,627,711	18,603,414
4.402%, (12 month LIBOR + 1.582%), 09/01/2037 (A)	72,567	75,726
4.441%, (12 month LIBOR + 1.353%), 01/01/2035 (A)	213,606	219,613
4.500%, 12/01/2020 to 06/01/2041	2,637,032	2,855,475
4.683%, (12 month LIBOR + 1.783%), 04/01/2037 (A)	142,599	150,178
4.721%, (1 Year CMT + 2.185%), 05/01/2036 (A)	66,737	70,285
5.000%, 07/01/2020 to 07/01/2039	1,233,513	1,353,807
5.500%, 08/01/2021 to 11/01/2038	729,988	814,308
6.000%, 01/01/2021 to 08/01/2038	528,734	598,565
6.500%, 03/01/2022 to 12/01/2037	144,075	167,814
7.000%, 02/01/2031 to 10/01/2038	48,691	56,884
7.125%, 01/15/2030	209,000	302,225
7.250%, 05/15/2030	1,450,000	2,129,774
7.500%, 09/01/2030 to 08/01/2031	20,282	23,589
8.000%, 08/01/2030 to 09/01/2031	4,921	5,705
8.500%, 09/01/2030	777	906
Government National Mortgage Association
3.000%, TBA (B)	5,000,000	5,132,145
3.000%, 08/15/2043 to 06/20/2047	6,149,548	6,335,927
3.500%, TBA (B)	2,800,000	2,911,089
3.500%, 04/15/2042 to 02/20/2047	12,513,883	13,137,239
4.000%, 11/15/2026 to 08/20/2048	10,335,952	10,836,396
4.500%, 06/15/2023 to 10/20/2048	3,025,710	3,227,089
5.000%, 10/15/2023 to 07/20/2040	1,151,088	1,269,911
5.500%, 08/15/2023 to 09/20/2039	401,038	446,667
6.000%, 07/15/2029 to 10/15/2038	285,436	324,359
6.500%, 05/15/2028 to 12/15/2038	196,098	226,642
7.000%, 08/15/2029 to 05/15/2032	33,047	37,514
7.500%, 09/15/2030 to 01/15/2031	6,928	8,008
8.000%, 04/15/2031	7,268	8,443
Tennessee Valley Authority 3.875%, 02/15/2021	700,000	716,856
		175,738,851
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $400,570,276)		$415,019,829
FOREIGN GOVERNMENT OBLIGATIONS – 1.6%
Brazil – 0.3%
Federative Republic of Brazil 4.250%, 01/07/2025 (C)	1,612,000	1,714,797
Canada – 0.2%
Province of British Columbia 6.500%, 01/15/2026	490,000	604,642
Province of Quebec
7.125%, 02/09/2024	150,000	179,586
7.500%, 07/15/2023	410,000	486,774
		1,271,002
Chile – 0.1%
Republic of Chile 3.875%, 08/05/2020	510,000	514,590
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Colombia – 0.1%
Republic of Colombia 4.375%, 07/12/2021	$550,000	$567,193
Israel – 0.1%
Government of Israel 5.500%, 09/18/2023	455,000	513,984
Italy – 0.0%
Republic of Italy 6.875%, 09/27/2023	300,000	343,764
Japan – 0.1%
Japan Bank for International Cooperation 2.500%, 05/23/2024	800,000	815,695
Mexico – 0.2%
Government of Mexico 6.050%, 01/11/2040	930,000	1,209,000
Panama – 0.1%
Republic of Panama 6.700%, 01/26/2036	370,000	518,466
Peru – 0.0%
Republic of Peru 6.550%, 03/14/2037 (C)	250,000	365,625
Philippines – 0.2%
Republic of Philippines 4.000%, 01/15/2021	1,000,000	1,018,501
South Africa – 0.1%
Republic of South Africa 5.500%, 03/09/2020	740,000	743,483
Turkey – 0.1%
Republic of Turkey
6.000%, 01/14/2041 (C)	400,000	370,708
6.250%, 09/26/2022 (C)	400,000	417,654
		788,362
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $10,046,523)		$10,384,462
CORPORATE BONDS – 27.9%
Communication services – 2.7%
Alphabet, Inc. 3.625%, 05/19/2021	320,000	328,344
America Movil SAB de CV
3.125%, 07/16/2022	500,000	511,243
5.000%, 03/30/2020	61,000	61,373
AT&T, Inc.
3.000%, 02/15/2022	500,000	509,814
4.125%, 02/17/2026	575,000	622,683
4.300%, 12/15/2042	20,000	21,367
4.500%, 03/09/2048	500,000	551,643
4.750%, 05/15/2046	900,000	1,015,599
4.850%, 07/15/2045	500,000	569,454
5.150%, 03/15/2042	50,000	58,272
6.375%, 03/01/2041	360,000	476,169
7.570%, 02/01/2024	240,000	285,546
7.625%, 04/15/2031	285,000	388,549
Baidu, Inc.
3.000%, 06/30/2020	250,000	250,873
4.125%, 06/30/2025	250,000	265,504
British Telecommunications PLC 9.625%, 12/15/2030	190,000	291,809
Charter Communications Operating LLC
5.050%, 03/30/2029	400,000	453,270
5.375%, 05/01/2047	500,000	559,389
Comcast Corp.
2.350%, 01/15/2027	455,000	454,089
3.375%, 02/15/2025	600,000	632,685

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Comcast Corp. (continued)
3.999%, 11/01/2049	$500,000	$555,336
6.500%, 11/15/2035	255,000	360,804
Deutsche Telekom International Finance BV 8.750%, 06/15/2030	146,000	214,282
Discovery Communications LLC
4.125%, 05/15/2029	900,000	971,436
5.300%, 05/15/2049	400,000	472,760
Grupo Televisa SAB 6.625%, 01/15/2040	220,000	273,774
TCI Communications, Inc. 7.125%, 02/15/2028	110,000	145,762
Telefonica Emisiones SA 7.045%, 06/20/2036	230,000	321,298
Telefonica Europe BV 8.250%, 09/15/2030	350,000	502,152
Time Warner Cable LLC 4.125%, 02/15/2021	60,000	60,960
Time Warner Entertainment Company LP 8.375%, 07/15/2033	525,000	735,184
TWDC Enterprises 18 Corp.
3.150%, 09/17/2025	500,000	530,815
4.125%, 06/01/2044 (C)	500,000	588,575
Verizon Communications, Inc.
4.272%, 01/15/2036	458,000	517,133
4.522%, 09/15/2048	760,000	909,018
4.600%, 04/01/2021	650,000	671,751
ViacomCBS, Inc.
4.300%, 02/15/2021	150,000	153,017
4.500%, 03/01/2021	120,000	123,297
Vodafone Group PLC
4.375%, 05/30/2028	400,000	442,942
5.250%, 05/30/2048	300,000	360,584
		17,218,555
Consumer discretionary – 1.6%
Amazon.com, Inc. 4.050%, 08/22/2047	600,000	703,812
American Honda Finance Corp.
2.150%, 03/13/2020	250,000	250,017
2.450%, 09/24/2020	470,000	471,648
AutoZone, Inc. 3.250%, 04/15/2025	1,000,000	1,041,709
Brinker International, Inc. 3.875%, 05/15/2023	250,000	253,125
eBay, Inc. 3.250%, 10/15/2020	250,000	251,600
Ford Motor Credit Company LLC
3.096%, 05/04/2023	280,000	279,611
3.336%, 03/18/2021	1,000,000	1,007,325
General Motors Financial Company, Inc.
4.250%, 05/15/2023	280,000	294,851
5.250%, 03/01/2026	650,000	721,329
Hyatt Hotels Corp. 3.375%, 07/15/2023	250,000	255,977
Johnson Controls, Inc. 5.700%, 03/01/2041	150,000	171,723
Lowe's Companies, Inc. 3.375%, 09/15/2025	460,000	485,494
McDonald's Corp. 3.625%, 05/20/2021	250,000	256,250
O'Reilly Automotive, Inc. 4.875%, 01/14/2021	300,000	306,803
Starbucks Corp. 3.550%, 08/15/2029	300,000	324,987
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Target Corp. 3.900%, 11/15/2047	$500,000	$573,045
The Home Depot, Inc.
2.625%, 06/01/2022	400,000	407,940
3.350%, 09/15/2025	752,000	802,756
4.250%, 04/01/2046	390,000	460,720
5.875%, 12/16/2036	280,000	385,681
Toyota Motor Credit Corp. 3.400%, 09/15/2021	320,000	328,217
Whirlpool Corp. 5.150%, 03/01/2043	300,000	322,937
		10,357,557
Consumer staples – 1.5%
Altria Group, Inc. 4.500%, 05/02/2043	500,000	509,728
Anheuser-Busch Companies LLC
3.650%, 02/01/2026	800,000	852,194
4.900%, 02/01/2046	500,000	591,319
Anheuser-Busch InBev Worldwide, Inc. 4.750%, 01/23/2029	500,000	578,829
Conagra Brands, Inc. 9.750%, 03/01/2021	175,000	187,798
Diageo Capital PLC 4.828%, 07/15/2020	95,000	96,438
Edgewell Personal Care Company 4.700%, 05/19/2021	250,000	255,625
Kimberly-Clark Corp. 3.200%, 07/30/2046	300,000	301,887
Kraft Heinz Foods Company
3.000%, 06/01/2026	495,000	494,602
3.950%, 07/15/2025	600,000	634,713
6.875%, 01/26/2039	40,000	49,966
Mondelez International, Inc. 4.625%, 05/07/2048	300,000	345,269
PepsiCo, Inc.
2.850%, 02/24/2026	495,000	513,742
4.000%, 03/05/2042	270,000	306,533
5.500%, 01/15/2040 (C)	280,000	374,996
Philip Morris International, Inc.
3.600%, 11/15/2023	250,000	263,548
4.125%, 05/17/2021	320,000	329,743
Reynolds American, Inc. 3.250%, 11/01/2022	270,000	275,345
SC Johnson & Son, Inc. 4.000%, 05/15/2043 (D)	250,000	259,801
The Coca-Cola Company 3.150%, 11/15/2020	560,000	566,608
Tyson Foods, Inc. 4.350%, 03/01/2029	400,000	452,837
Walmart, Inc.
3.250%, 07/08/2029	600,000	643,072
4.050%, 06/29/2048	500,000	590,705
		9,475,298
Energy – 2.6%
Anadarko Petroleum Corp. 6.450%, 09/15/2036	280,000	325,869
Apache Corp. 3.625%, 02/01/2021	92,000	92,924
Boardwalk Pipelines LP 4.950%, 12/15/2024	400,000	432,569
BP Capital Markets PLC 2.750%, 05/10/2023	250,000	255,295
Canadian Natural Resources, Ltd. 6.250%, 03/15/2038	290,000	376,543

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Chevron Corp. 1.961%, 03/03/2020	$850,000	$849,849
ConocoPhillips Company 4.950%, 03/15/2026	300,000	344,919
Devon Energy Corp.
5.000%, 06/15/2045	885,000	1,024,302
7.875%, 09/30/2031	170,000	236,542
Enbridge, Inc.
3.700%, 07/15/2027	400,000	423,216
4.500%, 06/10/2044	400,000	441,167
Encana Corp. 6.500%, 08/15/2034	270,000	316,863
Energy Transfer Operating LP
6.125%, 12/15/2045	350,000	404,885
6.500%, 02/01/2042	50,000	59,341
Enterprise Products Operating LLC
4.850%, 08/15/2042	280,000	324,335
6.875%, 03/01/2033	130,000	176,833
EOG Resources, Inc. 4.100%, 02/01/2021	300,000	307,218
Exxon Mobil Corp. 2.397%, 03/06/2022	750,000	758,321
Kinder Morgan Energy Partners LP
4.300%, 05/01/2024	700,000	748,187
6.375%, 03/01/2041	60,000	75,516
6.500%, 09/01/2039	180,000	228,177
Kinder Morgan, Inc. 5.550%, 06/01/2045	375,000	448,276
Marathon Oil Corp. 3.850%, 06/01/2025	500,000	529,011
Noble Holding International, Ltd. 6.050%, 03/01/2041	50,000	18,000
Occidental Petroleum Corp. 4.100%, 02/01/2021	300,000	305,182
ONEOK Partners LP 6.650%, 10/01/2036	268,000	341,434
Petrobras Global Finance BV
4.375%, 05/20/2023 (C)	365,000	379,965
5.375%, 01/27/2021	400,000	412,640
Petroleos Mexicanos
4.875%, 01/18/2024	500,000	524,835
6.625%, 06/15/2035	230,000	235,635
Phillips 66 Partners LP 3.750%, 03/01/2028	200,000	208,071
Shell International Finance BV
4.375%, 05/11/2045	1,000,000	1,194,204
6.375%, 12/15/2038	90,000	131,055
Southern Natural Gas Company LLC 4.400%, 06/15/2021	250,000	256,698
Suncor Energy, Inc. 5.950%, 05/15/2035	235,000	304,614
Sunoco Logistics Partners Operations LP 3.450%, 01/15/2023	170,000	172,804
The Williams Companies, Inc.
5.100%, 09/15/2045	400,000	444,813
5.250%, 03/15/2020	400,000	402,349
7.875%, 09/01/2021	190,000	207,151
Tosco Corp. 8.125%, 02/15/2030	383,000	556,189
Total Capital SA
4.125%, 01/28/2021	40,000	40,975
4.250%, 12/15/2021	60,000	62,689
TransCanada PipeLines, Ltd. 5.850%, 03/15/2036	405,000	503,210
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Valaris PLC 4.700%, 03/15/2021	$360,000	$302,850
Valero Energy Corp. 7.500%, 04/15/2032	270,000	374,922
		16,560,443
Financials – 8.2%
AEGON Funding Company LLC 5.750%, 12/15/2020	165,000	170,825
American Express Company 2.650%, 12/02/2022	345,000	351,450
American International Group, Inc.
4.125%, 02/15/2024	550,000	590,212
6.250%, 05/01/2036	430,000	573,568
Bank of America Corp.
2.625%, 10/19/2020	400,000	402,271
3.300%, 01/11/2023	800,000	826,894
4.450%, 03/03/2026	700,000	768,194
7.750%, 05/14/2038	480,000	755,107
Bank of America Corp. (3.004% to 12-20-22, then 3 month LIBOR + 0.790%) 12/20/2023	386,000	395,302
Bank of America Corp. (3.366% to 1-23-25, then 3 month LIBOR + 0.810%) 01/23/2026	1,700,000	1,777,314
Bank of America Corp. (3.419% to 12-20-27, then 3 month LIBOR + 1.040%) 12/20/2028	1,312,000	1,375,884
Bank of America Corp. (3.970% to 3-5-28, then 3 month LIBOR + 1.070%) 03/05/2029	500,000	544,209
Bank of America Corp. (4.443% to 1-20-47, then 3 month LIBOR + 1.990%) 01/20/2048	500,000	606,775
Barclays PLC 4.375%, 01/12/2026	500,000	538,966
Berkshire Hathaway Finance Corp. 4.250%, 01/15/2021	60,000	61,502
Berkshire Hathaway, Inc. 3.125%, 03/15/2026	500,000	526,495
Capital One Bank USA NA 3.375%, 02/15/2023	360,000	371,726
Capital One Financial Corp.
3.200%, 02/05/2025	2,000,000	2,069,943
3.300%, 10/30/2024	1,500,000	1,560,818
Chubb INA Holdings, Inc. 3.350%, 05/03/2026	300,000	318,745
Citigroup, Inc.
2.350%, 08/02/2021	500,000	502,959
2.400%, 02/18/2020	1,500,000	1,500,603
4.450%, 09/29/2027	500,000	550,237
5.500%, 09/13/2025	400,000	456,936
Citigroup, Inc. (4.281% to 4-24-47, then 3 month LIBOR + 1.839%) 04/24/2048	500,000	593,364
Cooperatieve Rabobank UA 4.500%, 01/11/2021	500,000	513,072
Credit Suisse AG 3.000%, 10/29/2021	750,000	764,786
Credit Suisse Group Funding Guernsey, Ltd.
3.450%, 04/16/2021	575,000	584,729
3.750%, 03/26/2025	250,000	264,378
4.550%, 04/17/2026	800,000	887,314
Discover Financial Services 5.200%, 04/27/2022	120,000	127,900

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
European Investment Bank
2.875%, 09/15/2020	$700,000	$705,815
3.250%, 01/29/2024 (C)	600,000	635,226
GE Capital International Funding Company Unlimited Company 4.418%, 11/15/2035	822,000	875,246
HSBC Holdings PLC
2.950%, 05/25/2021	575,000	582,175
6.500%, 09/15/2037	660,000	907,687
HSBC USA, Inc. 2.350%, 03/05/2020	1,000,000	1,000,511
Inter-American Development Bank
1.750%, 09/14/2022	600,000	601,082
1.875%, 03/15/2021	1,100,000	1,102,069
7.000%, 06/15/2025	325,000	405,677
Intercontinental Exchange, Inc. 3.100%, 09/15/2027	400,000	418,809
International Bank for Reconstruction & Development 2.125%, 11/01/2020	1,300,000	1,304,526
JPMorgan Chase & Co.
3.300%, 04/01/2026	700,000	736,141
3.375%, 05/01/2023	500,000	519,316
3.875%, 02/01/2024	1,300,000	1,389,730
4.350%, 08/15/2021	710,000	737,158
6.400%, 05/15/2038	125,000	180,757
JPMorgan Chase & Co. (3.509% to 1-23-28, then 3 month LIBOR + 0.945%) 01/23/2029	500,000	530,779
KeyCorp 5.100%, 03/24/2021	250,000	259,420
KfW
2.125%, 01/17/2023	600,000	607,409
2.625%, 02/28/2024	800,000	827,361
Lincoln National Corp. 7.000%, 06/15/2040	150,000	212,946
MetLife, Inc. 4.600%, 05/13/2046 (C)	500,000	614,384
Morgan Stanley
2.650%, 01/27/2020	300,000	300,098
2.800%, 06/16/2020	485,000	486,796
3.700%, 10/23/2024	950,000	1,008,610
4.100%, 05/22/2023	750,000	791,747
Morgan Stanley (3.772% to 1-24-28, then 3 month LIBOR + 1.140%) 01/24/2029	550,000	591,314
Northern Trust Corp. 3.450%, 11/04/2020	300,000	303,773
Prudential Financial, Inc. 5.375%, 06/21/2020	280,000	284,386
Raymond James Financial, Inc. 4.950%, 07/15/2046	600,000	699,485
Reinsurance Group of America, Inc. 5.000%, 06/01/2021	50,000	51,923
State Street Corp. 3.100%, 05/15/2023	250,000	257,808
Stifel Financial Corp. 4.250%, 07/18/2024	500,000	531,907
Sumitomo Mitsui Financial Group, Inc. 3.784%, 03/09/2026	550,000	587,502
The Allstate Corp. 3.280%, 12/15/2026	500,000	527,703
The Bank of New York Mellon Corp. 2.450%, 11/27/2020	450,000	452,169
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Bank of Nova Scotia 2.350%, 10/21/2020	$400,000	$401,398
The Charles Schwab Corp. 3.200%, 01/25/2028	300,000	314,838
The Goldman Sachs Group, Inc.
2.625%, 04/25/2021	600,000	605,118
3.500%, 01/23/2025	750,000	786,324
3.625%, 01/22/2023	500,000	520,511
3.750%, 02/25/2026	500,000	528,759
The Hartford Financial Services Group, Inc. 5.950%, 10/15/2036	170,000	221,884
The Toronto-Dominion Bank 1.800%, 07/13/2021	500,000	500,228
The Travelers Companies, Inc. 4.050%, 03/07/2048	300,000	341,168
Travelers Property Casualty Corp. 7.750%, 04/15/2026	50,000	64,927
Truist Bank 2.850%, 04/01/2021	500,000	505,274
U.S. Bancorp 3.000%, 03/15/2022	600,000	613,650
Wells Fargo & Company
3.450%, 02/13/2023	750,000	776,541
5.375%, 02/07/2035	1,500,000	1,919,918
Westpac Banking Corp. 2.000%, 08/19/2021	600,000	600,624
		52,063,085
Health care – 2.8%
Abbott Laboratories
2.950%, 03/15/2025	300,000	311,980
3.750%, 11/30/2026	283,000	309,018
AbbVie, Inc.
2.900%, 11/06/2022	500,000	510,029
3.200%, 05/14/2026 (C)	716,000	740,621
3.200%, 11/21/2029 (D)	1,000,000	1,016,674
4.400%, 11/06/2042	260,000	280,584
Aetna, Inc. 3.500%, 11/15/2024	200,000	209,200
Agilent Technologies, Inc. 3.875%, 07/15/2023	250,000	262,193
Allergan Funding SCS
3.800%, 03/15/2025	861,000	903,983
4.750%, 03/15/2045	321,000	348,626
Amgen, Inc.
4.400%, 05/01/2045	260,000	291,865
4.663%, 06/15/2051	159,000	186,724
Anthem, Inc.
4.101%, 03/01/2028	350,000	379,850
4.650%, 08/15/2044	150,000	169,549
Bayer US Finance II LLC 2.850%, 04/15/2025 (D)	300,000	292,883
Becton, Dickinson and Company 3.250%, 11/12/2020	300,000	302,795
Biogen, Inc. 5.200%, 09/15/2045	500,000	602,169
Celgene Corp. 3.875%, 08/15/2025	600,000	644,120
Cigna Holding Company 4.000%, 02/15/2022 (C)	280,000	288,982
CVS Health Corp.
3.875%, 07/20/2025	650,000	691,659
4.300%, 03/25/2028	500,000	545,618
CVS Pass-Through Trust 8.353%, 07/10/2031 (D)	72,832	92,810

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Express Scripts Holding Company 6.125%, 11/15/2041 (C)	$330,000	$414,474
Gilead Sciences, Inc.
3.650%, 03/01/2026	600,000	645,213
4.500%, 04/01/2021	330,000	338,403
GlaxoSmithKline Capital, Inc. 6.375%, 05/15/2038	210,000	300,861
HCA, Inc.
4.500%, 02/15/2027	500,000	538,694
5.500%, 06/15/2047	400,000	458,516
Humana, Inc. 3.850%, 10/01/2024	350,000	371,777
Johnson & Johnson 5.850%, 07/15/2038	285,000	402,469
Merck & Company, Inc. 2.750%, 02/10/2025	850,000	879,692
Pfizer, Inc.
2.750%, 06/03/2026	713,000	736,931
4.400%, 05/15/2044	264,000	314,362
Quest Diagnostics, Inc.
4.200%, 06/30/2029	500,000	552,395
4.700%, 03/30/2045	500,000	556,546
Stryker Corp. 4.625%, 03/15/2046	350,000	420,393
Thermo Fisher Scientific, Inc. 4.150%, 02/01/2024	350,000	374,798
UnitedHealth Group, Inc.
4.375%, 03/15/2042	50,000	57,721
4.450%, 12/15/2048	300,000	357,669
5.800%, 03/15/2036	300,000	397,570
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/2025	500,000	526,809
		18,027,225
Industrials – 2.3%
3M Company 3.000%, 08/07/2025	330,000	346,658
AerCap Ireland Capital DAC 4.450%, 04/03/2026	400,000	428,979
Air Lease Corp. 3.625%, 12/01/2027	400,000	413,886
American Airlines 2016-2 Class AA Pass Through Trust 3.200%, 12/15/2029	256,350	263,465
Baker Hughes, a GE Company LLC 3.337%, 12/15/2027	500,000	521,329
Burlington Northern Santa Fe LLC 4.400%, 03/15/2042	50,000	57,770
Canadian Pacific Railway Company 4.450%, 03/15/2023	300,000	319,038
Caterpillar, Inc. 3.400%, 05/15/2024	500,000	529,153
CSX Corp. 3.350%, 11/01/2025	420,000	444,578
Delta Air Lines 2019-1 Class AA Pass Through Trust 3.204%, 10/25/2025	200,000	207,931
Emerson Electric Company 2.625%, 12/01/2021	250,000	254,176
FedEx Corp.
3.875%, 08/01/2042	420,000	404,091
4.400%, 01/15/2047	350,000	350,603
General Electric Company
4.500%, 03/11/2044	500,000	546,281
6.750%, 03/15/2032	66,000	84,658
6.875%, 01/10/2039	168,000	223,489
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Ingersoll-Rand Global Holding Company, Ltd. 4.300%, 02/21/2048	$600,000	$647,012
John Deere Capital Corp. 1.700%, 01/15/2020	550,000	549,951
Kansas City Southern 2.875%, 11/15/2029	500,000	498,071
Lockheed Martin Corp. 3.800%, 03/01/2045	400,000	444,884
Norfolk Southern Corp. 4.837%, 10/01/2041	240,000	283,706
Northrop Grumman Corp.
3.250%, 01/15/2028	300,000	312,707
3.500%, 03/15/2021	150,000	152,839
Precision Castparts Corp. 3.250%, 06/15/2025	500,000	527,442
Snap-on, Inc. 6.125%, 09/01/2021	310,000	331,031
The Boeing Company
1.650%, 10/30/2020	438,000	436,970
2.600%, 10/30/2025	438,000	443,590
8.750%, 09/15/2031	90,000	136,413
Thomson Reuters Corp. 4.500%, 05/23/2043	250,000	250,370
Union Pacific Corp.
3.250%, 08/15/2025 (C)	500,000	526,623
3.799%, 10/01/2051	313,000	332,583
4.000%, 02/01/2021	280,000	284,939
4.050%, 11/15/2045	500,000	542,676
4.300%, 03/01/2049	300,000	345,541
United Airlines 2016-2 Class AA Pass Through Trust 2.875%, 04/07/2030	268,283	271,522
United Parcel Service, Inc. 3.400%, 03/15/2029	400,000	429,119
United Technologies Corp.
4.625%, 11/16/2048	500,000	624,571
6.125%, 07/15/2038	225,000	311,960
Verisk Analytics, Inc. 4.125%, 03/15/2029	600,000	658,054
		14,738,659
Information technology – 2.4%
Apple, Inc.
2.400%, 05/03/2023	800,000	813,111
2.450%, 08/04/2026	1,060,000	1,074,018
3.250%, 02/23/2026	500,000	529,032
Applied Materials, Inc.
2.625%, 10/01/2020	470,000	472,552
3.900%, 10/01/2025	470,000	511,952
5.100%, 10/01/2035	470,000	593,017
Automatic Data Processing, Inc. 3.375%, 09/15/2025	752,000	800,993
Cisco Systems, Inc. 5.900%, 02/15/2039	80,000	111,874
Fiserv, Inc. 2.700%, 06/01/2020	250,000	250,619
HP, Inc. 3.750%, 12/01/2020	49,000	49,701
IBM Corp.
3.450%, 02/19/2026 (C)	1,115,000	1,187,517
4.000%, 06/20/2042	210,000	231,490
5.600%, 11/30/2039	21,000	27,693
Intel Corp. 2.700%, 12/15/2022	690,000	706,723

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Leidos Holdings, Inc. 4.450%, 12/01/2020	$300,000	$303,882
Microsoft Corp.
2.000%, 11/03/2020	438,000	438,907
3.125%, 11/03/2025	438,000	463,247
3.750%, 05/01/2043	500,000	560,230
4.250%, 02/06/2047	600,000	733,885
4.450%, 11/03/2045	438,000	546,781
Oracle Corp.
2.400%, 09/15/2023	435,000	441,984
2.650%, 07/15/2026	310,000	316,799
2.950%, 05/15/2025	550,000	572,060
4.125%, 05/15/2045	500,000	563,296
PayPal Holdings, Inc. 2.850%, 10/01/2029	1,000,000	1,005,019
QUALCOMM, Inc. 3.450%, 05/20/2025	500,000	528,327
Visa, Inc.
2.200%, 12/14/2020	463,000	464,641
3.150%, 12/14/2025	463,000	488,983
4.300%, 12/14/2045	463,000	569,384
Xerox Corp. 6.750%, 12/15/2039	60,000	63,300
		15,421,017
Materials – 1.0%
Eastman Chemical Company 4.650%, 10/15/2044	500,000	536,663
Freeport-McMoRan, Inc. 3.875%, 03/15/2023	500,000	509,115
Huntsman International LLC 4.500%, 05/01/2029	500,000	530,659
International Paper Company 5.000%, 09/15/2035	500,000	587,213
Newmont Goldcorp Corp. 4.875%, 03/15/2042 (C)	270,000	315,318
Potash Corp. of Saskatchewan, Inc. 5.625%, 12/01/2040	150,000	172,864
PPG Industries, Inc. 3.600%, 11/15/2020	300,000	304,189
Praxair, Inc. 2.450%, 02/15/2022	240,000	242,819
Rio Tinto Alcan, Inc. 6.125%, 12/15/2033	100,000	135,594
Rio Tinto Finance USA PLC 4.750%, 03/22/2042	270,000	329,853
Rio Tinto Finance USA, Ltd.
3.750%, 06/15/2025	485,000	520,924
5.200%, 11/02/2040	250,000	325,904
Teck Resources, Ltd.
4.500%, 01/15/2021	17,000	17,243
6.250%, 07/15/2041	270,000	308,826
The Dow Chemical Company
4.375%, 11/15/2042	590,000	630,886
9.400%, 05/15/2039	130,000	212,917
Vale Overseas, Ltd. 6.875%, 11/10/2039	350,000	455,875
		6,136,862
Real estate – 0.8%
American Campus Communities Operating Partnership LP 3.625%, 11/15/2027 (C)	200,000	210,722
American Tower Corp. 5.000%, 02/15/2024	500,000	550,351
Boston Properties LP 4.125%, 05/15/2021	300,000	306,985
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Crown Castle International Corp. 3.700%, 06/15/2026	$400,000	$422,441
CubeSmart LP 4.000%, 11/15/2025	200,000	212,954
Digital Realty Trust LP 4.450%, 07/15/2028	200,000	221,214
Duke Realty LP 3.250%, 06/30/2026	200,000	207,013
Essex Portfolio LP 5.200%, 03/15/2021	60,000	61,765
Healthpeak Properties, Inc. 3.875%, 08/15/2024	400,000	425,211
Mid-America Apartments LP 3.950%, 03/15/2029	800,000	872,731
Service Properties Trust 4.500%, 03/15/2025	200,000	205,613
Simon Property Group LP
3.375%, 06/15/2027	500,000	528,608
3.500%, 09/01/2025	441,500	469,320
SL Green Operating Partnership LP 3.250%, 10/15/2022	500,000	512,069
Weyerhaeuser Company 4.700%, 03/15/2021	150,000	153,893
		5,360,890
Utilities – 2.0%
AEP Transmission Company LLC 3.750%, 12/01/2047	400,000	429,160
American Water Capital Corp. 4.300%, 09/01/2045	350,000	396,947
Aqua America, Inc. 4.276%, 05/01/2049	500,000	559,568
Berkshire Hathaway Energy Company
4.500%, 02/01/2045	500,000	587,673
6.125%, 04/01/2036	436,000	600,077
CenterPoint Energy Resources Corp. 4.500%, 01/15/2021	246,000	250,728
Dominion Energy, Inc. 3.900%, 10/01/2025	242,000	259,749
Duke Energy Carolinas LLC 6.000%, 01/15/2038	200,000	269,762
Duke Energy Corp.
3.750%, 04/15/2024	500,000	529,545
4.800%, 12/15/2045	500,000	591,257
Entergy Corp. 5.125%, 09/15/2020	310,000	314,233
Eversource Energy 4.250%, 04/01/2029	500,000	555,786
Exelon Corp.
3.400%, 04/15/2026	542,000	565,758
5.150%, 12/01/2020	310,000	316,187
Exelon Generation Company LLC 6.250%, 10/01/2039	160,000	192,651
Florida Power & Light Company 5.650%, 02/01/2037	290,000	385,692
Georgia Power Company 5.950%, 02/01/2039	335,000	415,727
Hydro-Quebec 8.400%, 01/15/2022	250,000	281,681
Indiana Michigan Power Company 6.050%, 03/15/2037	187,000	244,614
NiSource, Inc. 3.950%, 03/30/2048	400,000	420,480
Oncor Electric Delivery Company LLC 7.500%, 09/01/2038	188,000	292,537

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Pacific Gas & Electric Company
3.500%, 10/01/2020 (E)	$60,000	$60,150
6.050%, 03/01/2034 (C)(E)	454,000	475,565
PacifiCorp 6.000%, 01/15/2039	335,000	458,335
Pennsylvania Electric Company 5.200%, 04/01/2020	300,000	302,149
PPL Capital Funding, Inc. 3.400%, 06/01/2023	250,000	257,963
PPL WEM, Ltd. 5.375%, 05/01/2021 (D)	60,000	61,758
Progress Energy, Inc. 4.400%, 01/15/2021	305,000	310,910
Public Service Company of Colorado 3.600%, 09/15/2042	500,000	530,379
Public Service Electric & Gas Company 3.000%, 05/15/2025	250,000	259,478
San Diego Gas & Electric Company 6.125%, 09/15/2037	202,000	253,331
Southern California Edison Company 5.350%, 07/15/2035	130,000	152,111
The Southern Company 3.250%, 07/01/2026	572,000	595,296
Virginia Electric & Power Company
3.450%, 09/01/2022	50,000	51,641
8.875%, 11/15/2038	190,000	320,200
Xcel Energy, Inc. 3.300%, 06/01/2025	400,000	417,351
		12,966,429
TOTAL CORPORATE BONDS (Cost $166,745,394)		$178,326,020
MUNICIPAL BONDS – 0.7%
Bay Area Toll Authority (California) 6.907%, 10/01/2050	50,000	80,693
Illinois State Toll Highway Authority 6.184%, 01/01/2034	150,000	199,113
Maryland State Transportation Authority 5.888%, 07/01/2043	60,000	80,082
Metropolitan Washington Airports Authority Dulles Toll Road 7.462%, 10/01/2046	40,000	64,453
New Jersey Turnpike Authority 7.102%, 01/01/2041	90,000	137,254
New York State Dormitory Authority 5.628%, 03/15/2039	340,000	418,261
New York State Urban Development Corp. 5.770%, 03/15/2039	300,000	363,825
State of California
7.300%, 10/01/2039	400,000	610,808
7.500%, 04/01/2034	80,000	120,467
State of Illinois, GO
5.100%, 06/01/2033 (C)	115,000	123,973
7.350%, 07/01/2035	280,000	339,864
State of Texas 5.517%, 04/01/2039	260,000	350,982
State of Utah
3.539%, 07/01/2025	390,000	409,547
4.554%, 07/01/2024	260,000	275,259
State of Washington 5.481%, 08/01/2039	260,000	337,225
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
Texas Transportation Commission State Highway Fund 5.178%, 04/01/2030	$310,000	$373,187
University of California 5.770%, 05/15/2043	320,000	424,102
TOTAL MUNICIPAL BONDS (Cost $3,795,982)		$4,709,095
COLLATERALIZED MORTGAGE OBLIGATIONS – 2.8%
Commercial and residential – 2.3%
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class A4 3.705%, 09/15/2048	145,000	154,183
BANK Series 2017-BNK6, Class A4 3.254%, 07/15/2060	2,000,000	2,095,758
CD Mortgage Trust Series 2017-CD3, Class A4 3.631%, 02/10/2050	1,090,000	1,165,944
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class A3, 2.822%, 10/15/2045	488,940	494,545
Series 2012-CR5, Class A4, 2.771%, 12/10/2045	179,000	181,712
Series 2013-CR8, Class AM, 3.817%, 06/10/2046 (D)(F)	630,000	654,626
Series 2014-CR14, Class A3, 3.955%, 02/10/2047	1,000,000	1,057,969
Series 2014-CR21, Class A3, 3.528%, 12/10/2047	654,012	684,536
GS Mortgage Securities Trust
Series 2016-GS4, Class A3, 3.178%, 11/10/2049	3,000,000	3,117,160
Series 2017-GS5, Class A3, 3.409%, 03/10/2050	3,000,000	3,159,127
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A4 4.133%, 08/15/2046 (F)	400,000	424,797
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, 12/15/2046	500,000	533,591
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A4 2.918%, 02/15/2046	240,000	244,248
Morgan Stanley Capital I Trust Series 2011-C1, Class A4 5.033%, 09/15/2047 (D)(F)	166,099	169,203
Wells Fargo Commercial Mortgage Trust Series 2015-C29, Class AS 4.013%, 06/15/2048 (F)	500,000	530,909
		14,668,308
U.S. Government Agency – 0.5%
Federal Home Loan Mortgage Corp.
Series K013, Class A2, 3.974%, 01/25/2021 (F)	700,000	710,397
Series K041, Class A2, 3.171%, 10/25/2024	700,000	732,461
Series K047, Class A2, 3.329%, 05/25/2025 (F)	700,000	739,323

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series K050, Class A2, 3.334%, 08/25/2025 (F)	$700,000	$740,070
		2,922,251
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,553,337)		$17,590,559
SHORT-TERM INVESTMENTS – 6.3%
Short-term funds – 6.3%
John Hancock Collateral Trust, 1.7338% (G)(H)	688,072	6,884,643
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (G)	33,538,304	33,538,304
TOTAL SHORT-TERM INVESTMENTS (Cost $40,423,575)		$40,422,947
Total Investments (Total Bond Market Trust) (Cost $639,135,087) – 104.3%		$666,452,912
Other assets and liabilities, net – (4.3%)		(27,401,694)
TOTAL NET ASSETS – 100.0%		$639,051,218
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
GO	General Obligation
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	All or a portion of this security is on loan as of 12-31-19.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Non-income producing - Issuer is in default.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	The rate shown is the annualized seven-day yield as of 12-31-19.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Ultra Short Term Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 10.0%
U.S. Government – 8.3%
U.S. Treasury Notes
1.375%, 01/15/2020	$13,000,000	$12,998,689
2.250%, 02/29/2020 (A)	10,000,000	10,009,174
		23,007,863
U.S. Government Agency – 1.7%
Federal Home Loan Mortgage Corp.
2.356%, (12 month LIBOR + 1.639%), 09/01/2043 (B)	863,661	878,939
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
3.563%, (6 month LIBOR + 1.515%), 12/01/2035 (B)	$68,017	$69,873
4.190%, (6 month LIBOR + 1.565%), 12/01/2036 (B)	24,152	24,872
4.197%, (12 month LIBOR + 1.447%), 06/01/2036 (B)	86,396	89,774
4.378%, (1 Year CMT + 2.099%), 12/01/2035 (B)	165,673	174,413
4.408%, (12 month LIBOR + 1.654%), 02/01/2036 (B)	77,940	81,326
4.460%, (12 month LIBOR + 1.620%), 05/01/2037 (B)	112,687	117,398
4.500%, (1 Year CMT + 2.295%), 08/01/2035 (B)	120,802	127,067
4.584%, (1 Year CMT + 2.165%), 11/01/2036 (B)	163,885	172,035
4.731%, (1 Year CMT + 2.231%), 05/01/2034 (B)	150,393	158,387
Federal National Mortgage Association
3.771%, (6 month LIBOR + 1.487%), 10/01/2035 (B)	251,361	258,256
3.796%, (12 month LIBOR + 1.453%), 04/01/2035 (B)	538,226	555,524
3.832%, (12 month LIBOR + 1.295%), 10/01/2038 (B)	78,048	80,572
3.956%, (6 month LIBOR + 1.524%), 02/01/2035 (B)	136,910	141,564
4.321%, (12 month LIBOR + 1.570%), 07/01/2035 (B)	277,171	285,661
4.340%, (1 Year CMT + 2.208%), 01/01/2036 (B)	103,515	109,017
4.510%, (1 Year CMT + 2.177%), 01/01/2036 (B)	162,650	171,296
4.587%, (1 Year CMT + 2.195%), 02/01/2035 (B)	274,143	287,878
4.612%, (1 Year CMT + 2.272%), 07/01/2035 (B)	169,661	178,007
4.657%, (1 Year CMT + 2.196%), 05/01/2036 (B)	318,564	331,914
4.744%, (1 Year CMT + 2.333%), 05/01/2034 (B)	77,076	81,173
Government National Mortgage Association 3.250%, (1 Year CMT + 1.500%), 08/20/2032 to 08/20/2035 (B)	423,308	435,785
		4,810,731
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $27,854,103)		$27,818,594
CORPORATE BONDS – 54.4%
Communication services – 3.7%
Charter Communications Operating LLC 3.579%, 07/23/2020	2,000,000	2,012,717
NBCUniversal Media LLC 4.375%, 04/01/2021	2,000,000	2,062,319
Verizon Communications, Inc. 4.600%, 04/01/2021	3,000,000	3,100,396
ViacomCBS, Inc. 3.375%, 03/01/2022	3,000,000	3,068,153
		10,243,585

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary – 4.0%
BMW US Capital LLC 3.100%, 04/12/2021 (C)	$3,000,000	$3,044,502
Daimler Finance North America LLC 2.850%, 01/06/2022 (C)	2,000,000	2,023,917
Ford Motor Credit Company LLC 3.336%, 03/18/2021	3,000,000	3,021,976
Nissan Motor Acceptance Corp. 2.550%, 03/08/2021 (C)	3,000,000	3,007,018
		11,097,413
Consumer staples – 2.3%
Altria Group, Inc. 2.625%, 01/14/2020	3,000,000	3,000,384
Keurig Dr Pepper, Inc. 3.551%, 05/25/2021	3,000,000	3,063,398
Kraft Heinz Foods Company 2.800%, 07/02/2020	267,000	267,423
		6,331,205
Energy – 3.8%
Colonial Pipeline Company 3.500%, 10/15/2020 (C)	1,000,000	1,006,707
Enterprise Products Operating LLC 5.200%, 09/01/2020	2,000,000	2,041,521
Halliburton Company 3.250%, 11/15/2021	3,000,000	3,059,945
Kinder Morgan, Inc. 6.500%, 09/15/2020	1,190,000	1,226,335
Sunoco Logistics Partners Operations LP 4.400%, 04/01/2021	3,000,000	3,071,605
		10,406,113
Financials – 24.6%
American Express Credit Corp. 2.375%, 05/26/2020	2,000,000	2,002,411
Ameriprise Financial, Inc. 5.300%, 03/15/2020	3,000,000	3,019,169
Bank of America Corp. 5.625%, 07/01/2020	2,000,000	2,036,665
Barclays Bank PLC 5.125%, 01/08/2020	665,000	665,255
BNP Paribas SA 2.950%, 05/23/2022 (C)	2,000,000	2,036,034
BPCE SA 2.250%, 01/27/2020	2,000,000	1,999,995
Capital One NA 2.950%, 07/23/2021	3,000,000	3,042,439
Citibank NA (3 month LIBOR + 0.350%) 2.251%, 02/12/2021 (B)	610,000	611,165
Citigroup, Inc. (3 month LIBOR + 1.310%) 3.246%, 10/26/2020 (B)	695,000	701,560
Citizens Bank NA 2.250%, 03/02/2020	3,000,000	3,000,229
Cooperatieve Rabobank UA 3.125%, 04/26/2021	3,000,000	3,046,578
Danske Bank A/S 2.000%, 09/08/2021 (C)	2,000,000	1,991,116
Discover Bank 3.100%, 06/04/2020	2,000,000	2,007,439
Fifth Third Bank 2.250%, 06/14/2021 (A)	3,000,000	3,015,140
General Motors Financial Company, Inc. 3.200%, 07/06/2021	3,000,000	3,040,734
HSBC USA, Inc. 5.000%, 09/27/2020	2,000,000	2,041,843
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co. (3 month LIBOR + 1.100%) 2.985%, 06/07/2021 (B)	$822,000	$830,972
JPMorgan Chase Bank NA (3 month LIBOR + 0.290%) 2.199%, 02/01/2021 (B)	750,000	750,155
Lincoln National Corp. 6.250%, 02/15/2020	2,010,000	2,019,274
Lloyds Banking Group PLC 3.000%, 01/11/2022	2,000,000	2,031,446
MassMutual Global Funding II 2.000%, 04/15/2021 (C)	2,000,000	2,002,784
Metropolitan Life Global Funding I 2.000%, 04/14/2020 (C)	1,250,000	1,250,221
Mitsubishi UFJ Financial Group, Inc. (3 month LIBOR + 1.880%) 3.787%, 03/01/2021 (B)	2,246,000	2,286,400
Morgan Stanley 2.500%, 04/21/2021	3,000,000	3,022,711
National Rural Utilities Cooperative Finance Corp. 2.900%, 03/15/2021	2,000,000	2,021,996
NatWest Markets PLC 3.625%, 09/29/2022 (C)	2,000,000	2,070,922
Santander Holdings USA, Inc. 3.244%, 10/05/2026 (C)	3,000,000	3,029,747
The Goldman Sachs Group, Inc. 5.750%, 01/24/2022	2,000,000	2,146,184
The PNC Financial Services Group, Inc. 3.300%, 03/08/2022	2,000,000	2,054,038
U.S. Bancorp 3.000%, 03/15/2022	2,000,000	2,045,501
UBS Group AG 3.000%, 04/15/2021 (C)	3,000,000	3,039,397
Wells Fargo & Company 2.500%, 03/04/2021	3,000,000	3,020,991
		67,880,511
Health care – 5.5%
Abbott Laboratories 2.550%, 03/15/2022	3,000,000	3,047,894
AbbVie, Inc. 2.300%, 05/14/2021	2,000,000	2,008,552
Anthem, Inc. 2.500%, 11/21/2020	3,000,000	3,013,187
Bayer US Finance LLC 3.000%, 10/08/2021 (C)	2,000,000	2,025,123
Cigna Corp. 4.750%, 11/15/2021 (C)	2,000,000	2,095,953
CVS Health Corp. (3 month LIBOR + 0.720%) 2.605%, 03/09/2021 (B)	3,000,000	3,018,395
		15,209,104
Industrials – 4.4%
AerCap Ireland Capital DAC 4.250%, 07/01/2020	2,000,000	2,020,105
Air Lease Corp. 3.875%, 04/01/2021	2,000,000	2,040,641
Caterpillar Financial Services Corp. 2.100%, 01/10/2020	2,000,000	2,000,050
General Electric Company 4.625%, 01/07/2021	2,000,000	2,044,555
Honeywell International, Inc. 4.250%, 03/01/2021	2,000,000	2,061,300

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
The Boeing Company 2.300%, 08/01/2021	$2,000,000	$2,010,812
		12,177,463
Information technology – 4.0%
Broadcom, Inc. 3.125%, 04/15/2021 (C)	3,000,000	3,035,800
Dell International LLC 4.420%, 06/15/2021 (C)	3,000,000	3,086,667
IBM Corp. 2.850%, 05/13/2022	835,000	853,050
NXP BV 4.625%, 06/15/2022 (C)	2,000,000	2,107,107
VMware, Inc. 2.300%, 08/21/2020	2,000,000	2,002,787
		11,085,411
Materials – 1.4%
Georgia-Pacific LLC 5.400%, 11/01/2020 (C)	2,000,000	2,055,414
Syngenta Finance NV 3.933%, 04/23/2021 (C)	1,880,000	1,911,659
		3,967,073
Utilities – 0.7%
Southern California Edison Company 2.400%, 02/01/2022	2,000,000	2,009,677
TOTAL CORPORATE BONDS (Cost $149,121,329)		$150,407,555
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
U.S. Government Agency – 0.3%
Federal National Mortgage Association Series 2013-10, Class FT (1 month LIBOR + 0.350%) 2.142%, 04/25/2042 (B)	934,825	931,828
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $936,870)		$931,828
ASSET BACKED SECURITIES – 23.7%
Ally Auto Receivables Trust
Series 2017-3, Class A3 1.740%, 09/15/2021	422,413	422,146
Series 2019-1, Class A2 2.850%, 03/15/2022	1,293,418	1,296,856
American Express Credit Account Master Trust
Series 2017-1, Class A 1.930%, 09/15/2022	2,200,000	2,199,900
Series 2017-6, Class A 2.040%, 05/15/2023	3,000,000	3,004,502
BA Credit Card Trust Series 2017-A1, Class A1 1.950%, 08/15/2022	3,000,000	3,000,300
BMW Vehicle Owner Trust Series 2018-A, Class A3 2.350%, 04/25/2022	1,667,735	1,672,237
Capital One Multi-Asset Execution Trust
Series 2015-A8, Class A8 2.050%, 08/15/2023	1,700,000	1,702,552
Series 2018-A1, Class A1 3.010%, 02/15/2024	1,500,000	1,522,413
CarMax Auto Owner Trust
Series 2016-1, Class A4 1.880%, 06/15/2021	1,298,267	1,297,864
Series 2017-3, Class A3 1.970%, 04/15/2022	1,279,039	1,279,107
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
CCG Receivables Trust Series 2017-1, Class A2 1.840%, 11/14/2023 (C)	$695,815	$695,326
Chase Issuance Trust Series 2015-A4, Class A4 1.840%, 04/15/2022	3,000,000	2,999,307
Citibank Credit Card Issuance Trust Series 2018-A1, Class A1 2.490%, 01/20/2023	4,000,000	4,027,258
Enterprise Fleet Financing LLC
Series 2017-2, Class A2 1.970%, 01/20/2023 (C)	551,777	551,564
Series 2018-3, Class A2 3.380%, 05/20/2024 (C)	270,413	274,051
Ford Credit Auto Owner Trust
Series 2015-1, Class A 2.120%, 07/15/2026 (C)	3,000,000	2,999,823
Series 2018-A, Class A3 3.030%, 11/15/2022	3,873,434	3,905,245
Series 2018-B, Class A3 3.240%, 04/15/2023	332,000	337,903
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1 2.160%, 09/15/2022	700,000	700,776
GM Financial Consumer Automobile Receivables Trust Series 2018-1, Class A3 2.320%, 07/18/2022	1,284,975	1,288,353
GreatAmerica Leasing Receivables Funding LLC Series 2018-1, Class A3 2.600%, 06/15/2021 (C)	2,541,034	2,546,948
Hertz Vehicle Financing II LP Series 2015-3A, Class A 2.670%, 09/25/2021 (C)	2,000,000	2,005,502
Honda Auto Receivables Owner Trust Series 2018-3, Class A3 2.950%, 08/22/2022	2,000,000	2,020,073
Huntington Auto Trust Series 2016-1, Class A4 1.930%, 04/15/2022	1,165,347	1,164,763
Mercedes-Benz Auto Receivables Trust Series 2016-1, Class A4 1.460%, 12/15/2022	3,000,000	2,993,519
Nextgear Floorplan Master Owner Trust Series 2017-2A, Class A2 2.560%, 10/17/2022 (C)	2,000,000	2,007,237
Nissan Auto Receivables Owner Trust
Series 2016-A, Class A4 1.590%, 07/15/2022	2,014,910	2,012,703
Series 2017-B, Class A3 1.750%, 10/15/2021	809,899	809,169
Series 2019-A, Class A2A 2.820%, 01/18/2022	1,541,154	1,546,390
PFS Financing Corp.
Series 2017-BA, Class A1 (1 month LIBOR + 0.600%) 2.340%, 07/15/2022 (B)(C)	300,000	299,975
Series 2018-B, Class A 2.890%, 02/15/2023 (C)	2,790,000	2,811,320
SMB Private Education Loan Trust Series 2015-A, Class A2A 2.490%, 06/15/2027 (C)	1,227,224	1,229,089
Toyota Auto Receivables Owner Trust Series 2019-A, Class A2A 2.830%, 10/15/2021	1,524,560	1,529,897

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2019 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
USAA Auto Owner Trust Series 2017-1, Class A4 1.880%, 09/15/2022	$3,355,000	$3,352,468
World Financial Network Credit Card Master Trust Series 2015-B, Class A 2.550%, 06/17/2024	3,255,000	3,264,961
World Omni Auto Receivables Trust Series 2018-D, Class A3 3.330%, 04/15/2024	650,000	662,282
TOTAL ASSET BACKED SECURITIES (Cost $65,109,997)		$65,433,779
SHORT-TERM INVESTMENTS – 12.6%
U.S. Government – 10.6%
U.S. Treasury Bill
1.450%, 01/09/2020 *	8,000,000	7,997,812
1.514%, 01/09/2020 *	5,000,000	4,998,633
1.515%, 01/09/2020 *	1,340,000	1,339,634
1.531%, 02/20/2020 *	15,000,000	14,969,069
		29,305,148
U.S. Government Agency – 0.7%
Federal Agricultural Mortgage Corp. Discount Note 1.150%, 01/02/2020 *	251,000	251,000
Federal Home Loan Bank Discount Note 1.150%, 01/02/2020 *	844,000	844,000
Federal Home Loan Mortgage Corp. Discount Note 1.050%, 01/02/2020 *	910,000	910,000
		2,005,000
Short-term funds – 1.2%
John Hancock Collateral Trust, 1.7338% (D)(E)	334,546	3,347,366
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (D)	69,935	69,935
		3,417,301
Repurchase agreement – 0.1%
Barclays Tri-Party Repurchase Agreement dated 12-31-19 at 1.500% to be repurchased at $176,015 on 1-2-20, collateralized by $178,616 U.S. Treasury Inflation Indexed Notes, 0.125% due 10-15-24 (valued at $179,555)	$176,000	176,000
TOTAL SHORT-TERM INVESTMENTS (Cost $34,901,644)		$34,903,449
Total Investments (Ultra Short Term Bond Trust) (Cost $277,923,943) – 101.0%		$279,495,205
Other assets and liabilities, net – (1.0%)		(2,846,410)
TOTAL NET ASSETS – 100.0%		$276,648,795
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 12-31-19.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $56,240,923 or 20.3% of the fund's net assets as of 12-31-19.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
Ultra Short Term Bond Trust (continued)
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	105

(b)	Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK VARIABLE INSURANCE TRUST

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 24, 2020

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: February 24, 2020